UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-19-301301) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Items 1 and 6, this submission is identical in all material respects to the initial submission.

Item 1.	Reports to Shareholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund
•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund

Filed under this submission on Form N-CSR:

•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Municipal Value Funds
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Low Duration Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO LOW DURATION FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Low Duration Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Low Duration Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO LOW DURATION FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Low Duration Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	04/27/18	01/03/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO LOW DURATION FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Low Duration Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	2.63%	4.68%	1.79%	2.41%	5.37%
PIMCO Low Duration Fund I-2	2.58%	4.57%	1.69%	2.31%	5.27%
PIMCO Low Duration Fund I-3	2.55%	4.53%	1.64%	2.26%	5.21%
PIMCO Low Duration Fund Administrative Class	2.50%	4.42%	1.54%	2.16%	5.10%
PIMCO Low Duration Fund Class A	2.48%	4.37%	1.46%	2.07%	4.92%
PIMCO Low Duration Fund Class A (adjusted)	0.18%	2.04%	1.01%	1.84%	4.83%
PIMCO Low Duration Fund Class C	2.30%	4.01%	1.15%	1.75%	4.47%
PIMCO Low Duration Fund Class C (adjusted)	1.30%	3.01%	1.15%	1.75%	4.47%
PIMCO Low Duration Fund Class R	2.33%	4.06%	1.20%	1.81%	4.66%
ICE BofAML 1-3 Year U.S. Treasury Index	2.02%	4.36%	1.32%	1.18%	4.44%
Lipper Short Investment Grade Debt Funds Average	2.15%	4.26%	1.75%	2.14%	4.56%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 0.96% for Administrative Class shares, 1.00% for Class A shares, 1.35% for Class C shares and 1.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	I-2 - PLDPX	I-3 - PTLNX	Administrative Class - PLDAX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	35.3%
Corporate Bonds & Notes	27.6%
U.S. Treasury Obligations	12.3%
Short-Term Instruments‡	8.7%
Asset-Backed Securities	6.3%
Sovereign Issues	5.4%
Non-Agency Mortgage-Backed Securities	3.8%
Other	0.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to European duration contributed to performance, as yields decreased.

»	Overweight exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.
»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Short exposure to U.K. duration detracted from performance, as U.K. yields decreased.

»	Holdings of inflation-linked securities detracted from performance, as breakeven inflation decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,026.30	$5.12	$1,000.00	$1,019.95	$5.10	1.01%
I-2	1,000.00	1,025.80	5.62	1,000.00	1,019.45	5.60	1.11
I-3	1,000.00	1,025.50	5.87	1,000.00	1,019.20	5.86	1.16
Administrative Class	1,000.00	1,025.00	6.38	1,000.00	1,018.70	6.36	1.26
Class A	1,000.00	1,024.80	6.58	1,000.00	1,018.50	6.56	1.30
Class C	1,000.00	1,023.00	8.34	1,000.00	1,016.75	8.32	1.65
Class R	1,000.00	1,023.30	8.09	1,000.00	1,017.00	8.07	1.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Low Duration Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$9.76	$0.18	$0.08	$0.26	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	9.80	0.26	(0.04)	0.22	(0.26)	0.00	0.00	(0.26)

03/31/2018	9.85	0.17	(0.06)	0.11	(0.13)	0.00	(0.03)	(0.16)

03/31/2017	9.87	0.21	(0.02)	0.19	(0.17)	0.00	(0.04)	(0.21)

03/31/2016	10.09	0.20	(0.17)	0.03	(0.21)	0.00	(0.04)	(0.25)

03/31/2015	10.34	0.14	(0.02)	0.12	(0.37)	0.00	0.00	(0.37)

I-2

04/01/2019 - 09/30/2019+	9.76	0.18	0.07	0.25	(0.17)	0.00	0.00	(0.17)

03/31/2019	9.80	0.26	(0.05)	0.21	(0.25)	0.00	0.00	(0.25)

03/31/2018	9.85	0.16	(0.06)	0.10	(0.12)	0.00	(0.03)	(0.15)

03/31/2017	9.87	0.20	(0.02)	0.18	(0.16)	0.00	(0.04)	(0.20)

03/31/2016	10.09	0.19	(0.17)	0.02	(0.20)	0.00	(0.04)	(0.24)

03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00	0.00	(0.36)

I-3

04/01/2019 - 09/30/2019+	9.76	0.17	0.08	0.25	(0.17)	0.00	0.00	(0.17)

04/27/2018 - 03/31/2019	9.76	0.29	(0.06)	0.23	(0.23)	0.00	0.00	(0.23)

Administrative Class

04/01/2019 - 09/30/2019+	9.76	0.17	0.07	0.24	(0.16)	0.00	0.00	(0.16)

03/31/2019	9.80	0.24	(0.05)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.19	(0.03)	0.16	(0.14)	0.00	(0.04)	(0.18)

03/31/2016	10.09	0.18	(0.18)	0.00	(0.18)	0.00	(0.04)	(0.22)

03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00	0.00	(0.35)

Class A

04/01/2019 - 09/30/2019+	9.76	0.17	0.07	0.24	(0.16)	0.00	0.00	(0.16)

03/31/2019	9.80	0.23	(0.04)	0.19	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.85	0.14	(0.06)	0.08	(0.10)	0.00	(0.03)	(0.13)

03/31/2017	9.87	0.18	(0.03)	0.15	(0.13)	0.00	(0.04)	(0.17)

03/31/2016	10.09	0.17	(0.17)	0.00	(0.18)	0.00	(0.04)	(0.22)

03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00	0.00	(0.34)

12	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.84	2.63%	$5,251,686	1.01	%*	1.01	%*	0.46	%*	0.46	%*	3.70	%*	123%

9.76	2.24	5,438,980	0.71		0.71		0.46		0.46		2.72		573

9.80	1.11	6,141,399	0.46		0.46		0.46		0.46		1.70		558

9.85	1.93	6,206,986	0.53		0.53		0.46		0.46		2.14		415

9.87	0.31	6,579,406	0.51		0.51		0.46		0.46		2.03		186

10.09	1.22	8,159,144	0.46		0.46		0.46		0.46		1.37		110

9.84	2.58	1,108,010	1.11	*	1.11	*	0.56	*	0.56	*	3.60	*	123

9.76	2.13	932,258	0.81		0.81		0.56		0.56		2.69		573

9.80	1.01	638,153	0.56		0.56		0.56		0.56		1.60		558

9.85	1.83	690,627	0.63		0.63		0.56		0.56		2.05		415

9.87	0.21	848,525	0.61		0.61		0.56		0.56		1.95		186

10.09	1.12	1,149,185	0.56		0.56		0.56		0.56		1.27		110

9.84	2.55	5,655	1.16	*	1.21	*	0.61	*	0.66	*	3.57	*	123

9.76	2.36	7,060	0.86	*	0.91	*	0.61	*	0.66	*	3.19	*	573

9.84	2.50	76,980	1.26	*	1.26	*	0.71	*	0.71	*	3.45	*	123

9.76	1.98	74,637	0.96		0.96		0.71		0.71		2.45		573

9.80	0.86	96,887	0.71		0.71		0.71		0.71		1.45		558

9.85	1.67	122,997	0.78		0.78		0.71		0.71		1.90		415

9.87	0.06	179,319	0.76		0.76		0.71		0.71		1.81		186

10.09	0.97	302,533	0.71		0.71		0.71		0.71		1.12		110

9.84	2.48	998,803	1.30	*	1.30	*	0.75	*	0.75	*	3.41	*	123

9.76	1.94	1,001,235	1.00		1.00		0.75		0.75		2.41		573

9.80	0.77	1,290,133	0.80	(c)	0.80	(c)	0.80	(c)	0.80	(c)	1.37		558

9.85	1.58	846,122	0.87		0.87		0.80		0.80		1.81		415

9.87	(0.03)	1,087,057	0.85		0.85		0.80		0.80		1.71		186

10.09	0.88	1,508,086	0.80		0.80		0.80		0.80		1.04		110

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Low Duration Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$9.76	$0.15	$0.07	$0.22	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	9.80	0.20	(0.05)	0.15	(0.19)	0.00	0.00	(0.19)

03/31/2018	9.85	0.10	(0.05)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)

Class R

04/01/2019 - 09/30/2019+	9.76	0.15	0.08	0.23	(0.15)	0.00	0.00	(0.15)

03/31/2019	9.80	0.21	(0.05)	0.16	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.85	0.11	(0.06)	0.05	(0.07)	0.00	(0.03)	(0.10)

03/31/2017	9.87	0.15	(0.02)	0.13	(0.11)	0.00	(0.04)	(0.15)

03/31/2016	10.09	0.14	(0.17)	(0.03)	(0.15)	0.00	(0.04)	(0.19)

03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00	0.00	(0.31)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective March 1, 2018, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

14	PIMCO LOW DURATION FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.84	2.30%	$169,338	1.65	%*	1.65	%*	1.10	%*	1.10	%*	3.08	%*	123%

9.76	1.59	209,792	1.35		1.35		1.10		1.10		2.06		573

9.80	0.46	275,531	1.10		1.10		1.10		1.10		1.07		558

9.85	1.28	454,562	1.17		1.17		1.10		1.10		1.50		415

9.87	(0.33)	575,727	1.15		1.15		1.10		1.10		1.39		186

10.09	0.58	700,338	1.10		1.10		1.10		1.10		0.74		110

9.84	2.33	104,878	1.60	*	1.60	*	1.05	*	1.05	*	3.11	*	123

9.76	1.64	81,776	1.30		1.30		1.05		1.05		2.19		573

9.80	0.52	69,236	1.05		1.05		1.05		1.05		1.11		558

9.85	1.33	80,013	1.12		1.12		1.05		1.05		1.55		415

9.87	(0.28)	91,703	1.10		1.10		1.05		1.05		1.43		186

10.09	0.63	105,708	1.05		1.05		1.05		1.05		0.79		110

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$9,848,189
Investments in Affiliates	827,503
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,159
Over the counter	34,643
Cash	1
Deposits with counterparty	52,137
Foreign currency, at value	8,232
Receivable for investments sold	412
Receivable for TBA investments sold	3,092,641
Receivable for Fund shares sold	7,073
Interest and/or dividends receivable	36,571
Dividends receivable from Affiliates	1,510
Other assets	268

Total Assets	13,912,339

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,860,987
Payable for short sales	2,034,390
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,103
Over the counter	23,225
Payable for investments purchased	48,312
Payable for investments in Affiliates purchased	1,510
Payable for TBA investments purchased	2,175,451
Deposits from counterparty	29,588
Payable for Fund shares redeemed	15,673
Distributions payable	1,466
Accrued investment advisory fees	1,494
Accrued supervisory and administrative fees	1,389
Accrued distribution fees	74
Accrued servicing fees	245
Other liabilities	82

Total Liabilities	6,196,989

Net Assets	$7,715,350

Net Assets Consist of:

Paid in capital	$8,084,827
Distributable earnings (accumulated loss)	(369,477)

Net Assets	$7,715,350

Cost of investments in securities	$9,734,294
Cost of investments in Affiliates	$830,689
Cost of foreign currency held	$8,311
Proceeds received on short sales	$2,032,116
Cost or premiums of financial derivative instruments, net	$11,554

* Includes repurchase agreements of:	$4,967

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$5,251,686
I-2	1,108,010
I-3	5,655
Administrative Class	76,980
Class A	998,803
Class C	169,338
Class R	104,878

Shares Issued and Outstanding:

Institutional Class	533,564
I-2	112,572
I-3	574
Administrative Class	7,821
Class A	101,476
Class C	17,204
Class R	10,655

Net Asset Value Per Share Outstanding:

Institutional Class	$9.84
I-2	9.84
I-3	9.84
Administrative Class	9.84
Class A	9.84
Class C	9.84
Class R	9.84

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO Low Duration Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$170,584
Dividends from Investments in Affiliates	11,558
Total Income	182,142

Expenses:

Investment advisory fees	9,671
Supervisory and administrative fees	8,973
Distribution and/or servicing fees - Administrative Class	95
Distribution fees - Class C	286
Distribution fees - Class R	119
Servicing fees - Class A	1,237
Servicing fees - Class C	238
Servicing fees - Class R	119
Trustee fees	14
Interest expense	21,231
Miscellaneous expense	1
Total Expenses	41,984
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	41,982

Net Investment Income (Loss)	140,160

Net Realized Gain (Loss):

Investments in securities	(2,298)
Investments in Affiliates	23
Exchange-traded or centrally cleared financial derivative instruments	18,866
Over the counter financial derivative instruments	7,208
Foreign currency	2,431

Net Realized Gain (Loss)	26,230

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	28,356
Investments in Affiliates	268
Exchange-traded or centrally cleared financial derivative instruments	(5,143)
Over the counter financial derivative instruments	9,909
Foreign currency assets and liabilities	1,234

Net Change in Unrealized Appreciation (Depreciation)	34,624

Net Increase (Decrease) in Net Assets Resulting from Operations	$201,014

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$140,160	$222,097
Net realized gain (loss)	26,230	(23,468)
Net change in unrealized appreciation (depreciation)	34,624	(23,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	201,014	174,999

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(95,729)	(158,640)
I-2	(17,916)	(20,274)
I-3	(114)	(85	)(a)
Administrative Class	(1,266)	(1,897)
Class A	(16,269)	(25,629)
Class C	(2,824)	(4,682)
Class R	(1,417)	(1,495)

Total Distributions(b)	(135,535)	(212,702)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(95,867)	(727,898)

Total Increase (Decrease) in Net Assets	(30,388)	(765,601)

Net Assets:

Beginning of period	7,745,738	8,511,339
End of period	$7,715,350	$7,745,738

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statement of Cash Flows PIMCO Low Duration Fund

Six Months Ended September 30, 2019 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$201,014

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(11,798,694)
Proceeds from sales of long-term securities	11,821,610
(Purchases) Proceeds from sales of short-term portfolio investments, net	(286,807)
(Increase) decrease in deposits with counterparty	28,595
(Increase) decrease in receivable for investments sold	(892,290)
(Increase) decrease in interest and/or dividends receivable	8,147
(Increase) decrease in dividends receivable from Affiliates	154
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	13,561
Proceeds from (Payments on) over the counter financial derivative instruments	8,713
(Increase) decrease in reimbursement receivable from PIMCO	1
(Increase) decrease in other assets	(268)
Increase (decrease) in payable for investments purchased	(1,041,622)
Increase (decrease) in deposits from counterparty	11,407
Increase (decrease) in accrued investment advisory fees	(177)
Increase (decrease) in accrued supervisory and administrative fees	(151)
Increase (decrease) in accrued distribution fees	(13)
Increase (decrease) in accrued servicing fees	(31)
Proceeds from (Payments on) short sales transactions, net	1,676,090
Proceeds from (Payments on) foreign currency transactions	1,625
Increase (decrease) in other liabilities	(102)
Net Realized (Gain) Loss
Investments in securities	2,298
Investments in Affiliates	(23)
Exchange-traded or centrally cleared financial derivative instruments	(18,866)
Over the counter financial derivative instruments	(7,208)
Foreign currency	(2,431)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(28,356)
Investments in Affiliates	(268)
Exchange-traded or centrally cleared financial derivative instruments	5,143
Over the counter financial derivative instruments	(9,909)
Foreign currency assets and liabilities	(1,234)
Net amortization (accretion) on investments	(631)
Net Cash Provided by (Used for) Operating Activities	(310,723)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,624,415
Payments on shares redeemed	(1,849,311)
Increase (decrease) in overdraft due to custodian	(22,142)
Cash distributions paid*	(10,997)
Proceeds from reverse repurchase agreements	10,967,595
Payments on reverse repurchase agreements	(10,401,104)
Proceeds from sale-buyback transactions	419,961
Payments on sale-buyback transactions	(419,961)
Net Cash Received from (Used for) Financing Activities	308,456

Net Increase (Decrease) in Cash and Foreign Currency	(2,267)

Cash and Foreign Currency:

Beginning of period	10,500
End of period	$8,233
* Reinvestment of distributions	$124,795

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$21,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	$57,100	$56,958

Toyota Motor Credit Corp.
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~	7,800	7,801

Total Loan Participations and Assignments (Cost $64,602)		64,759

CORPORATE BONDS & NOTES 38.1%

BANKING & FINANCE 23.6%

ABN AMRO Bank NV
2.702% (US0003M + 0.570%) due 08/27/2021 ~	21,500	21,575

AerCap Ireland Capital DAC
4.450% due 12/16/2021	16,800	17,474
4.500% due 05/15/2021	4,650	4,802
4.625% due 10/30/2020	1,056	1,081

AIG Global Funding
2.566% (US0003M + 0.460%) due 06/25/2021 ~	5,500	5,518

Air Lease Corp.
3.375% due 06/01/2021	7,800	7,925

Aircastle Ltd.
5.125% due 03/15/2021	600	622

Ally Financial, Inc.
3.750% due 11/18/2019	500	501
4.125% due 03/30/2020	1,400	1,412
4.250% due 04/15/2021	100	102
7.500% due 09/15/2020	1,700	1,781
8.000% due 03/15/2020	200	205

Ambac LSNI LLC
7.104% due 02/12/2023 •	1,065	1,078

American Express Co.
2.649% (US0003M + 0.525%) due 05/17/2021 ~	22,400	22,465
2.887% (US0003M + 0.600%) due 11/05/2021 ~	21,600	21,732
3.700% due 11/05/2021	21,600	22,308

American Express Credit Corp.
2.375% due 05/26/2020	23,000	23,032

American Tower Corp.
2.800% due 06/01/2020	49,110	49,302
3.450% due 09/15/2021	7,600	7,778

Australia & New Zealand Banking Group Ltd.
3.300% due 05/17/2021	23,850	24,347

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~	21,400	21,482

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		$3,955	$4,138

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		21,600	21,647
3.723% (US0003M + 1.420%) due 04/19/2021 ~		11,900	12,110

Barclays Bank PLC
10.179% due 06/12/2021		1,900	2,125

Barclays PLC
3.200% due 08/10/2021		1,700	1,717
3.588% (US0003M + 1.430%) due 02/15/2023 ~		28,700	28,705
4.291% (US0003M + 2.110%) due 08/10/2021 ~		18,900	19,285
4.610% due 02/15/2023 •		30,100	31,284

BBVA USA
2.868% (US0003M + 0.730%) due 06/11/2021 ~		21,250	21,254

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		21,300	21,247

CIT Group, Inc.
4.125% due 03/09/2021		500	510

Citigroup, Inc.
2.700% due 10/27/2022		2,600	2,638
2.946% (US0003M + 0.690%) due 10/27/2022 ~		25,000	25,041
3.236% (US0003M + 0.960%) due 04/25/2022 ~		900	910
3.484% (US0003M + 1.380%) due 03/30/2021 ~		18,369	18,648
3.568% (US0003M + 1.430%) due 09/01/2023 ~		3,200	3,256

Cooperatieve Rabobank UA
2.697% (US0003M + 0.430%) due 04/26/2021 ~		500	502
3.125% due 04/26/2021		600	610

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		700	727
4.590% (US0003M + 2.290%) due 04/16/2021 ~		15,600	16,018

Crown Castle International Corp.
2.250% due 09/01/2021		3,100	3,103

Danske Bank A/S
5.000% due 01/12/2022		20,100	21,140

DBS Bank Ltd.
3.300% due 11/27/2021		25,900	26,527

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	13,500	14,623
1.875% due 02/28/2020	GBP	2,100	2,581
3.150% due 01/22/2021		$300	299

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.577% (US0003M + 1.290%) due 02/04/2021 ~		$21,600	$21,452
4.250% due 10/14/2021		9,300	9,437
5.000% due 02/14/2022		20,100	20,821

Discover Bank
2.450% due 09/12/2024		1,600	1,597

FCE Bank PLC
1.114% due 05/13/2020	EUR	500	548
1.875% due 06/24/2021		1,300	1,449

Ford Motor Credit Co. LLC
2.597% due 11/04/2019		$1,400	1,400
3.065% (US0003M + 0.930%) due 09/24/2020 ~		800	800
3.217% (US0003M + 0.930%) due 11/04/2019 ~		53,500	53,504
3.336% due 03/18/2021		5,500	5,527
4.853% (US0003M + 2.550%) due 01/07/2021 ~		24,500	24,879
5.085% due 01/07/2021		6,700	6,873
5.750% due 02/01/2021		6,300	6,515

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		400	399

General Motors Financial Co., Inc.
2.450% due 11/06/2020		1,400	1,400
2.779% (US0003M + 0.540%) due 11/06/2020 ~		1,400	1,396
3.161% (US0003M + 0.850%) due 04/09/2021 ~		1,200	1,200
3.200% due 07/13/2020		3,900	3,922
3.339% (US0003M + 1.100%) due 11/06/2021 ~		500	500
3.853% (US0003M + 1.550%) due 01/14/2022 ~		2,100	2,116
3.863% (US0003M + 1.560%) due 01/15/2020 ~		38,700	38,828

Goldman Sachs Group, Inc.
2.830% (US0003M + 0.730%) due 12/27/2020 ~		39,950	39,991
2.898% (US0003M + 0.750%) due 02/23/2023 ~		18,200	18,196
3.319% (US0003M + 1.200%) due 09/15/2020 ~		6,105	6,153
3.328% (US0003M + 1.170%) due 05/15/2026 ~		200	201
3.419% (US0003M + 1.160%) due 04/23/2020 ~		2,000	2,009
3.636% (US0003M + 1.360%) due 04/23/2021 ~		19,600	19,872
3.717% (US0003M + 1.600%) due 11/29/2023 ~		18,500	19,081
5.375% due 03/15/2020		5,000	5,073
6.000% due 06/15/2020		6,033	6,194

Harley-Davidson Financial Services, Inc.
2.652% (US0003M + 0.500%) due 05/21/2020 ~		14,800	14,813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.078% (US0003M + 0.940%) due 03/02/2021 ~		$21,500	$21,529

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		20,400	20,423

International Lease Finance Corp.
4.625% due 04/15/2021		2,200	2,266

Jackson National Life Global Funding
2.603% (US0003M + 0.300%) due 10/15/2020 ~		21,200	21,228

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		13,000	13,044
3.149% (US0003M + 0.890%) due 07/23/2024 ~		13,000	13,055
3.461% (US0003M + 1.205%) due 10/29/2020 ~		29,500	29,787
4.625% due 05/10/2021		400	416

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		40,000	40,026
3.086% due 04/26/2021 •		6,050	6,083

Lloyds Bank PLC
2.699% (US0003M + 0.490%) due 05/07/2021 ~		11,900	11,902

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		15,800	15,857

LoanCore Capital Markets LLC
6.875% due 06/01/2020		1,600	1,581

Logicor Financing SARL
1.500% due 11/14/2022	EUR	21,800	24,589

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~		$56,200	56,638

Mitsubishi UFJ Financial Group, Inc.
2.878% (US0003M + 0.740%) due 03/02/2023 ~		43,400	43,414
2.950% due 03/01/2021		987	997

Mizuho Financial Group, Inc.
2.520% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	28,800	19,603
2.917% (US0003M + 0.790%) due 03/05/2023 ~		$21,300	21,378

Morgan Stanley
3.208% (US0003M + 0.930%) due 07/22/2022 ~		1,400	1,411
3.407% (US0003M + 1.220%) due 05/08/2024 ~		5,800	5,884
3.458% (US0003M + 1.180%) due 01/20/2022 ~		6,900	6,968
3.683% (US0003M + 1.400%) due 10/24/2023 ~		1,500	1,528
5.500% due 01/26/2020		2,100	2,123

22	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Australia Bank Ltd.
3.625% due 06/20/2023		$2,300	$2,422

Natwest Markets PLC
0.000% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	13,500	14,728

Navient Corp.
8.000% due 03/25/2020		$500	511

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020		700	699
2.789% (US0003M + 0.630%) due 09/21/2021 ~		1,100	1,100

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		25,300	25,343

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		1,830	1,848

PNC Bank N.A.
2.709% (US0003M + 0.450%) due 07/22/2022 ~		19,600	19,602

Regions Bank
2.676% (US0003M + 0.500%) due 08/13/2021 ~		22,900	22,914

Reliance Standard Life Global Funding
2.500% due 01/15/2020		2,000	2,002

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019		8,300	8,318

Santander Holdings USA, Inc.
4.450% due 12/03/2021		3,100	3,239

Santander UK Group Holdings PLC
2.875% due 08/05/2021		800	804

Santander UK PLC
2.758% (US0003M + 0.620%) due 06/01/2021 ~		14,550	14,568
2.818% (US0003M + 0.660%) due 11/15/2021 ~		31,300	31,347
3.400% due 06/01/2021		2,100	2,137

Skandinaviska Enskilda Banken AB
2.554% (US0003M + 0.430%) due 05/17/2021 ~		20,950	21,012

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		7,600	7,601

Springleaf Finance Corp.
6.125% due 05/15/2022		12,075	12,981
8.250% due 12/15/2020		600	639

Standard Chartered PLC
2.744% due 09/10/2022 •		3,600	3,605
3.334% (US0003M + 1.200%) due 09/10/2022 ~		4,400	4,425
3.428% (US0003M + 1.150%) due 01/20/2023 ~		20,200	20,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svenska Handelsbanken AB
2.602% (US0003M + 0.470%) due 05/24/2021 ~	$21,100	$21,179

Synchrony Bank
3.650% due 05/24/2021	20,200	20,593

Synchrony Financial
3.517% (US0003M + 1.230%) due 02/03/2020 ~	42,500	42,593

Toronto-Dominion Bank
2.250% due 03/15/2021	1,100	1,106

Toyota Motor Credit Corp.
2.524% due 05/17/2022 •	11,239	11,252

U.S. Bank N.A.
2.587% (US0003M + 0.320%) due 04/26/2021 ~	34,200	34,265

UBS AG
2.450% due 12/01/2020	3,100	3,113

UBS Group Funding Switzerland AG
2.650% due 02/01/2022	3,300	3,331
2.950% due 09/24/2020	300	303
3.000% due 04/15/2021	5,700	5,770
4.083% due 04/14/2021 •	51,000	52,080

UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~	21,250	22,274
7.830% due 12/04/2023	45,200	53,031

Wells Fargo & Co.
2.625% due 07/22/2022	6,400	6,473
3.111% (US0003M + 0.930%) due 02/11/2022 ~	2,300	2,315
3.473% (US0003M + 1.340%) due 03/04/2021 ~	13,149	13,341

Wells Fargo Bank N.A.
2.759% (US0003M + 0.500%) due 07/23/2021 ~	21,400	21,456
2.788% (US0003M + 0.510%) due 10/22/2021 ~	9,000	9,031
3.625% due 10/22/2021	1,500	1,544

		1,822,204

INDUSTRIALS 11.6%

AbbVie, Inc.
3.375% due 11/14/2021	24,480	25,099

BAT International Finance PLC
2.750% due 06/15/2020	5,500	5,517

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~	21,900	21,881
3.129% (US0003M + 1.010%) due 12/15/2023 ~	2,300	2,303
3.500% due 06/25/2021	500	510

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BMW Finance NV
2.250% due 08/12/2022	$17,400	$17,422

BMW U.S. Capital LLC
3.100% due 04/12/2021	300	305

Boston Scientific Corp.
3.375% due 05/15/2022	4,100	4,218

Broadcom Corp.
2.375% due 01/15/2020	21,885	21,885
3.000% due 01/15/2022	2,500	2,525

Broadcom, Inc.
3.125% due 04/15/2021	19,700	19,894

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~	38,725	38,732
2.749% (US0003M + 0.630%) due 03/15/2021 ~	15,200	15,201

Charter Communications Operating LLC
3.579% due 07/23/2020	20,800	20,989
4.464% due 07/23/2022	2,200	2,317

Cigna Corp.
3.193% (US0003M + 0.890%) due 07/15/2023 ~	2,100	2,106

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~	10,900	10,901
3.800% due 10/22/2021	20,036	20,683

Constellation Brands, Inc.
2.858% (US0003M + 0.700%) due 11/15/2021 ~	17,800	17,800

Continental Airlines Pass-Through Trust
6.250% due 10/11/2021	392	397

CVS Health Corp.
2.125% due 06/01/2021	1,500	1,499
2.732% (US0003M + 0.630%) due 03/09/2020 ~	2,566	2,571
2.800% due 07/20/2020	400	402

D.R. Horton, Inc.
2.550% due 12/01/2020	1,600	1,605

Daimler Finance North America LLC
1.750% due 10/30/2019	5,750	5,748
2.611% (US0003M + 0.430%) due 02/12/2021 ~	6,000	5,993
2.677% (US0003M + 0.390%) due 05/04/2020 ~	21,200	21,224
2.837% (US0003M + 0.550%) due 05/04/2021 ~	21,300	21,294
3.030% (US0003M + 0.880%) due 02/22/2022 ~	13,000	13,070
3.058% (US0003M + 0.900%) due 02/15/2022 ~	23,500	23,630
3.875% due 09/15/2021	4,800	4,947

Dell International LLC
4.420% due 06/15/2021	5,700	5,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Delta Air Lines, Inc.
3.400% due 04/19/2021		$1,000	$1,014

Diageo Capital PLC
3.000% due 05/18/2020		3,800	3,823

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019		17,900	17,900

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		1,400	1,400

eBay, Inc.
2.875% due 08/01/2021		2,700	2,730

EMC Corp.
2.650% due 06/01/2020		1,600	1,601

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		400	400

FedEx Corp.
3.400% due 01/14/2022		4,500	4,616

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		20,600	20,662

General Electric Co.
0.375% due 05/17/2022	EUR	500	543
5.550% due 05/04/2020		$2,000	2,029

General Mills, Inc.
6.610% due 10/15/2022		15,000	15,668

Heathrow Funding Ltd.
4.875% due 07/15/2023		300	313

Hyundai Capital America
2.945% due 09/18/2020 •		21,100	21,139

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		5,000	5,254

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		31,500	32,206

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020		400	407

Komatsu Finance America, Inc.
2.118% due 09/11/2020		880	878

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		2,200	2,196
3.375% due 06/15/2021		16,500	16,718

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~		20,500	20,502

Marathon Oil Corp.
2.800% due 11/01/2022		2,400	2,416

Marriott International, Inc.
2.738% (US0003M + 0.600%) due 12/01/2020 ~		21,500	21,575

24	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	$21,800	$21,811

Microchip Technology, Inc.
3.922% due 06/01/2021	400	409

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,000	998

Mondelez International, Inc.
3.000% due 05/07/2020	21,300	21,412

Moody’s Corp.
3.250% due 06/07/2021	4,450	4,541

Mylan NV
3.150% due 06/15/2021	2,300	2,330
3.750% due 12/15/2020	5,800	5,887

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	264	264

NXP BV
4.125% due 06/01/2021	1,300	1,334
4.625% due 06/15/2022	8,200	8,594

Occidental Petroleum Corp.
2.600% due 08/13/2021	400	403
2.700% due 08/15/2022	1,000	1,009
3.137% (US0003M + 0.950%) due 02/08/2021 ~	1,500	1,510
3.437% (US0003M + 1.250%) due 08/13/2021 ~	400	402
3.637% (US0003M + 1.450%) due 08/15/2022 ~	8,200	8,255

Origin Energy Finance Ltd.
5.450% due 10/14/2021	9,721	10,266

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	6,095	6,214

PayPal Holdings, Inc.
2.200% due 09/26/2022	18,000	18,054

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	8,310	8,360
3.650% due 07/29/2021	1,800	1,842

Pernod Ricard S.A.
5.750% due 04/07/2021	3,900	4,105

QUALCOMM, Inc.
3.000% due 05/20/2022	19,100	19,587

Reynolds American, Inc.
3.250% due 06/12/2020	4,700	4,730

Saudi Arabian Oil Co.
2.750% due 04/16/2022	3,600	3,632

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	1,400	1,399

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021	1,100	1,130

Syngenta Finance NV
3.698% due 04/24/2020	3,800	3,813

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		$13,600	$14,085

Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020	EUR	6,252	6,646

Thermo Fisher Scientific, Inc.
3.600% due 08/15/2021		$4,541	4,656

Time Warner Cable LLC
4.000% due 09/01/2021		1,100	1,126

Toyota Motor Corp.
2.157% due 07/02/2022		15,500	15,614

Tyson Foods, Inc.
2.602% (US0003M + 0.450%) due 08/21/2020 ~		5,100	5,101

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		7,100	7,101

Viterra, Inc.
5.950% due 08/01/2020		1,100	1,131

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		21,800	21,801
3.121% (US0003M + 0.940%) due 11/12/2021 ~		25,800	25,952
3.875% due 11/13/2020		25,800	26,224
4.000% due 11/12/2021		27,000	27,913

Volkswagen International Finance NV
1.144% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	3,500	3,928

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~		$2,700	2,700

Woodside Finance Ltd.
4.600% due 05/10/2021		7,700	7,914

ZF North America Capital, Inc.
4.000% due 04/29/2020		3,200	3,221

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~		4,900	4,900

			896,841

SPECIALTY FINANCE 0.5%

CIMIC Group Ltd.
0.000% due 01/07/2020 (d)(g)		20,000	19,793
0.000% due 02/18/2020 (d)(g)		21,228	20,894

			40,687

UTILITIES 2.4%

Ameren Corp.
2.700% due 11/15/2020		2,600	2,614

American Electric Power Co., Inc.
3.650% due 12/01/2021		8,000	8,255

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	$25,600	$25,730
3.253% (US0003M + 0.950%) due 07/15/2021 ~	6,600	6,660

BG Energy Capital PLC
4.000% due 10/15/2021	2,692	2,790

DTE Energy Co.
2.400% due 12/01/2019	14,400	14,401

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	500	518

Enel Finance International NV
2.650% due 09/10/2024	11,000	11,026

Entergy Arkansas LLC
3.750% due 02/15/2021	1,800	1,835

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	2,300	2,309

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	25,400	25,402
2.852% (US0003M + 0.720%) due 02/25/2022 ~	20,400	20,592
3.342% due 09/01/2020	10,000	10,114

Pennsylvania Electric Co.
5.200% due 04/01/2020	1,800	1,826

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	21,100	21,037
2.803% (US0003M + 0.500%) due 01/15/2021 ~	8,800	8,793

Sprint Communications, Inc.
7.000% due 03/01/2020	4,100	4,177

Telstra Corp. Ltd.
3.125% due 04/07/2025	1,000	1,034

Verizon Communications, Inc.
3.119% (US0003M + 1.000%) due 03/16/2022 ~	13,200	13,403

		182,516

Total Corporate Bonds & Notes (Cost $2,910,940)		2,942,248

U.S. GOVERNMENT AGENCIES 48.9%

Fannie Mae
1.000% due 01/25/2043	1,469	1,414
2.138% due 06/25/2034 •	149	147
2.205% due 12/25/2036 •	508	505
2.268% due 01/25/2037 •	6	6
2.318% due 03/25/2037 •	813	811
2.368% due 07/25/2037 •	244	244
2.378% due 03/25/2037 •	44	44
2.398% due 07/25/2037 •	1,030	1,031

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.418% due 06/25/2032 - 10/25/2040 •	$2,101	$2,104
2.468% due 12/25/2040 •	21	21
2.495% due 03/25/2044 •	83	83
2.500% due 05/25/2028 (a)	10,841	657
2.518% due 08/25/2037 - 06/25/2039 •	5,682	5,715
2.668% due 12/25/2037 •	1,520	1,539
2.688% due 03/25/2038 •	41	42
2.718% due 10/25/2037 •	5,382	5,460
2.736% due 07/25/2037	13	13
2.768% due 03/25/2038 - 01/25/2040 •	800	813
2.840% due 03/25/2037	463	463
2.868% due 02/25/2040 •	759	774
3.660% due 11/25/2042	42,048	4,227
3.683% due 07/01/2042 - 07/01/2044 •	415	425
3.733% due 09/01/2041 •	37	37
3.750% due 01/01/2021 - 03/01/2035 •	127	134
3.836% due 03/01/2035 •	1,438	1,483
3.849% due 10/01/2034 •	284	291
3.883% due 10/01/2030 - 11/01/2039 •	414	408
3.910% due 11/01/2034 •	121	127
4.003% due 09/01/2035 •	662	689
4.032% due 10/25/2042 •(a)	29,023	5,335
4.160% due 01/25/2042	2,875	490
4.195% due 08/01/2035 •	940	985
4.225% due 12/01/2036 •	21	21
4.229% due 07/01/2035 •	841	881
4.250% due 05/25/2033	386	401
4.343% due 01/25/2043 •	5,019	5,699
4.394% due 05/01/2035 •	204	212
4.411% due 10/01/2035 •	862	903
4.413% due 01/01/2035 •	883	916
4.424% due 08/01/2029 •	175	183
4.455% due 09/01/2035 •	13	13
4.464% due 08/01/2035 •	291	307
4.470% due 11/01/2027 •	6	6
4.494% due 01/01/2028 •	4	4
4.500% due 05/01/2035 •	502	525
4.519% due 02/01/2028 •	1	1
4.573% due 07/01/2035 •	254	264
4.632% due 02/01/2028 •	31	32
4.633% due 06/01/2035 •	190	198
4.666% due 12/01/2033 •	74	77
4.714% due 10/01/2024 •	50	51
4.716% due 04/01/2034 •	178	188
4.733% due 09/01/2032 •	319	337
4.734% due 03/01/2024 •	48	48
4.787% due 11/01/2035 •	8	9
4.800% due 03/01/2035 •	59	60
4.874% due 04/01/2024 •	12	13
4.976% due 06/01/2035 •	158	168

26	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/25/2033	$3,316	$3,664
5.064% due 09/01/2034 •	11	12
5.210% due 01/01/2024 •	17	17
5.313% due 12/25/2042 ~	1,058	1,157
5.500% due 08/25/2034	942	1,042
6.500% due 07/25/2023 - 09/01/2033	1,644	1,900
7.000% due 04/01/2034	16	19
8.000% due 11/25/2023	2	2
9.000% due 03/25/2021 - 04/25/2021	6	6
9.500% due 03/25/2020	2	2

Fannie Mae UMBS
3.500% due 04/01/2045 - 12/01/2047	201,514	211,782
3.500% due 09/01/2047 - 10/01/2047 (i)	158,887	167,177
4.000% due 11/01/2047 - 11/01/2048	69,407	72,847
4.000% due 06/01/2048 - 12/01/2048 (i)	1,202,789	1,252,424
4.500% due 04/01/2021 - 11/01/2048	15,414	16,408
5.000% due 08/01/2025 - 08/01/2040	1,023	1,097
5.500% due 06/01/2021 - 01/01/2030	5,656	6,108
6.000% due 01/01/2021 - 01/01/2039	7,579	8,319
6.500% due 07/01/2034 - 03/01/2038	602	685
8.000% due 04/01/2030 - 11/01/2031	395	467
8.500% due 04/01/2025	25	27
9.500% due 07/01/2025 - 11/01/2025	37	41

Fannie Mae UMBS, TBA
4.000% due 10/01/2049	646,508	671,005
4.500% due 11/01/2049	48,900	51,532
5.500% due 10/01/2049	8,000	8,662

Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	11	11

Freddie Mac
1.707% due 11/25/2019 ~(a)	81,045	2
2.000% due 11/15/2026	36,073	36,179
2.158% due 09/25/2031 •	1,527	1,513
2.275% due 08/25/2031 •	886	882
2.358% due 02/15/2037 •	42	42
2.368% due 02/15/2037 •	49	48
2.428% due 05/15/2037 •	14	14
2.478% due 11/15/2030 - 12/15/2031 •	41	41
2.548% due 05/15/2036 •	16	16
2.578% due 01/15/2042 •	37	37

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.878% due 12/15/2039 •	$1	$1
2.883% due 01/15/2038 •	3,471	3,545
3.000% due 03/15/2027 - 05/15/2027 (a)	18,696	1,242
3.000% due 03/15/2041	2,498	2,564
3.195% due 03/15/2021 •	1	1
3.225% due 05/15/2040 (a)	7,830	8,149
3.500% due 02/01/2047 - 06/01/2047	21,827	22,861
3.846% due 07/25/2044 •	246	254
3.923% due 08/15/2043 •(a)	50,888	8,593
4.000% due 01/15/2024 (a)	128	8
4.000% due 08/01/2048 - 09/01/2048	299,774	312,995
4.024% due 08/15/2032 ~	15	15
4.353% due 10/01/2035 •	768	804
4.403% due 10/01/2027 •	8	8
4.443% due 07/15/2036 •(a)	1,689	306
4.489% due 07/01/2035 •	8	9
4.541% due 09/01/2023 •	2	2
4.575% due 12/01/2022 •	7	7
4.585% due 08/01/2035 •	1,806	1,902
4.600% due 04/01/2035 •	181	190
4.616% due 06/01/2024 •	4	4
4.674% due 03/01/2035 •	222	234
4.675% due 10/01/2023 •	14	14
4.694% due 04/01/2035 •	477	503
4.709% due 05/01/2037 •	28	30
4.738% due 03/01/2035 •	99	103
4.740% due 11/01/2023 •	3	3
4.777% due 03/01/2035 •	222	229
4.782% due 07/01/2027 •	12	13
4.845% due 04/01/2035 •	343	359
5.122% due 01/01/2024 •	3	3
5.123% due 08/15/2036 •(a)	4,787	955
5.203% due 02/01/2037 •	18	20
5.500% due 07/15/2034	594	657
6.000% due 12/15/2028 - 07/15/2029	34	38
6.436% due 08/15/2044 •	16,610	19,166
6.500% due 02/01/2022 - 07/25/2043	11,125	13,176
7.000% due 01/01/2030 - 04/01/2032	10	11
7.500% due 07/15/2030	59	70
8.000% due 04/15/2021 - 12/01/2024	13	13
8.500% due 07/01/2024 - 11/01/2025	74	79
9.000% due 12/15/2020 - 08/01/2022	4	5

Freddie Mac UMBS
4.000% due 09/01/2048 - 10/01/2048	13,426	13,950

Ginnie Mae
2.578% due 12/16/2025 •	17	17

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.829% due 03/20/2065 •	$10,569	$10,563
3.029% due 05/20/2066	3,914	3,943
3.129% due 04/20/2066 •	5,301	5,362
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~	409	416
3.750% due 07/20/2027 - 07/20/2034 •	209	217
3.875% (H15T1Y + 1.500%) due 05/20/2022 - 05/20/2026 ~	197	201
3.875% due 04/20/2027 - 05/20/2030 •	116	120
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 03/20/2026 ~	224	229
4.000% due 01/20/2027 - 02/20/2032 •	1,355	1,397
4.000% due 06/20/2049	70,851	73,877
4.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2025 ~	385	392
4.125% due 11/20/2026 - 12/20/2027 •	77	78
4.500% due 06/20/2048	5,371	5,636
4.500% due 03/20/2049 - 05/20/2049 (i)	112,867	118,410
5.000% due 02/20/2041 (a)	116	4
5.000% due 01/20/2049 - 06/20/2049	65,010	68,692
5.000% due 02/20/2049 - 05/20/2049 (i)	106,138	112,236

Ginnie Mae, TBA
4.000% due 10/01/2049	37,000	38,482
4.500% due 10/01/2049 - 11/01/2049	90,300	94,353
5.000% due 10/01/2049 - 12/01/2049	239,825	252,842

Vendee Mortgage Trust
6.500% due 05/15/2029	7,530	8,390

Total U.S. Government Agencies (Cost $3,693,405)		3,772,169

U.S. TREASURY OBLIGATIONS 17.1%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022 (i)	338,214	334,968
0.125% due 01/15/2023 (k)	152,052	150,894
0.250% due 01/15/2025 (m)	56,000	56,206
0.375% due 07/15/2023	301,187	303,218
0.625% due 04/15/2023 (i)(k)	312,960	315,747
0.875% due 01/15/2029 (k)	119,997	127,626
1.000% due 02/15/2049 (m)	26,712	30,262

Total U.S. Treasury Obligations (Cost $1,302,658)		1,318,921

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

ABN Amro Mortgage Corp.
5.500% due 01/25/2034	$77	$79

American Home Mortgage Assets Trust
2.558% due 11/25/2035 •	877	864

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	12,115	12,205

Banc of America Alternative Loan Trust
5.500% due 10/25/2033	5,639	5,990

Banc of America Funding Trust
2.284% due 05/20/2035 •	1,311	1,314
4.701% due 02/20/2036 ~	687	689
4.808% due 05/25/2035 ~	174	179
5.500% due 09/25/2035	800	873

Banc of America Mortgage Trust
4.026% due 09/25/2035 ^~	2,506	2,476
4.469% due 02/25/2035 ~	160	162
5.178% due 05/25/2033 ~	22	22
6.500% due 10/25/2031	347	370

BCAP LLC Trust
2.645% due 05/26/2035 •	615	612
3.290% due 11/26/2046 •	2,071	2,091

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	12	12
3.838% due 03/25/2035 ~	5	5
4.195% due 08/25/2033 ~	119	120
4.257% due 08/25/2035 ^~	11,158	10,702
4.328% due 01/25/2035 ~	514	514
4.433% due 02/25/2033 ~	103	98
4.436% due 08/25/2035 ^~	1,726	1,592
4.603% due 01/25/2035 ~	3	3
4.667% due 10/25/2036 ^~	572	563
4.702% due 02/25/2033 ~	46	47
4.774% due 08/25/2033 ~	411	420
4.886% due 01/25/2034 ~	12	12
5.033% due 04/25/2033 ~	405	423

Bear Stearns ALT-A Trust
4.122% due 04/25/2035 ~	4,150	4,247
4.201% due 09/25/2035 ^~	1,689	1,419
4.496% due 05/25/2035 ~	587	598
4.726% due 09/25/2034 ~	395	402

Bear Stearns Structured Products, Inc. Trust
4.082% due 01/26/2036 ^~	3,784	3,378

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.298% due 01/25/2035 •	440	437

Citigroup Mortgage Loan Trust
4.784% due 03/25/2036 ^~	3,727	3,632

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	26	26
5.131% due 03/25/2034 ~	402	416

Countrywide Alternative Loan Trust
2.418% due 06/25/2036 ^•	526	311

28	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
4.667% due 02/20/2036 ^•		$7,569	$7,499

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~		442	434
4.543% due 04/25/2034 ~		172	173
5.329% due 06/25/2032 ~		43	44

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.604% due 10/25/2033 ~		54	55

Credit Suisse Mortgage Capital Trust
4.660% due 07/25/2050		62,586	64,949

EMF-NL Prime BV
0.487% due 04/17/2041 •	EUR	3,000	2,755

Eurosail PLC
0.932% due 12/10/2044 •	GBP	332	402
0.945% due 03/13/2045 •		934	1,130
1.730% (BP0003M + 0.950%) due 06/13/2045 ~		6,254	7,620

First Horizon Alternative Mortgage Securities Trust
4.052% due 09/25/2034 ~		$114	115
4.086% due 09/25/2035 ^~		351	342

Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	804	866
2.275% due 06/18/2039 •		$8,596	8,360

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		26,000	26,345

GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)		10,650	534

GSR Mortgage Loan Trust
4.480% due 09/25/2035 ~		443	457
4.547% due 09/25/2035 ~		57	58
4.664% due 07/25/2035 ~		766	673
4.928% due 09/25/2035 ~		5,139	5,228
6.000% due 03/25/2032		38	40

HarborView Mortgage Loan Trust
4.394% due 07/19/2035 ^~		2,659	2,536

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	74,500	91,810

IndyMac Mortgage Loan Trust
2.228% due 05/25/2046 •		$1,881	1,856

JPMorgan Chase Commercial Mortgage Securities Trust
1.741% due 05/15/2045 ~(a)		26,842	898

JPMorgan Mortgage Trust
4.256% due 08/25/2035 ^~		2,859	2,826
4.474% due 04/25/2037 ^~		366	314
4.660% due 07/25/2035 ~		163	170

MASTR Adjustable Rate Mortgages Trust
4.734% due 11/21/2034 ~		116	120

MASTR Alternative Loan Trust
4.500% due 11/25/2021		5	5

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		$17	$17

Morgan Stanley Mortgage Loan Trust
2.278% due 04/25/2035 •		3,373	3,361
2.338% due 01/25/2035 •		498	499
3.946% due 08/25/2034 ~		301	286
5.500% due 11/25/2035		1,984	2,090

MortgageIT Trust
2.658% due 02/25/2035 •		506	512

Newgate Funding PLC
0.206% due 12/15/2050 •	EUR	1,553	1,640

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.298% due 12/25/2035 •		$4,174	3,957

Pepper Residential Securities Trust
2.113% due 08/13/2057 •	AUD	2,602	1,756

Prime Mortgage Trust
2.418% due 02/25/2034 •		$449	426

Structured Adjustable Rate Mortgage Loan Trust
4.458% due 02/25/2034 ~		45	46

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •		79	54
2.298% due 02/25/2036 ^•		2,127	2,060
2.717% due 09/19/2032 •		766	760
6.242% due 06/25/2029 ~		64	62

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.404% due 06/25/2033 ~		61	60

SunTrust Adjustable Rate Mortgage Loan Trust
4.798% due 01/25/2037 ^~		1,526	1,439

Thornburg Mortgage Securities Trust
3.960% due 12/25/2045 ^•		3,978	3,892
4.435% due 10/25/2045 •		8,413	8,176

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	44,634	55,016

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		$68	68
2.758% due 11/25/2034 •		3,082	3,114
3.446% due 08/25/2046 •		60	56
3.846% due 06/25/2042 •		544	543
4.259% due 01/25/2036 ~		183	186
6.000% due 06/25/2034		941	1,044

Washington Mutual Mortgage Pass-Through Certificates Trust
3.826% due 02/25/2033 ~		45	45
4.405% due 02/25/2033 ~		45	46

Wells Fargo Commercial Mortgage Trust
1.923% due 10/15/2045 ~(a)		82,763	3,568

Wells Fargo Mortgage-Backed Securities Trust
4.887% due 12/25/2033 ~		249	261
4.967% due 12/25/2034 ~		4,573	4,707
4.991% due 03/25/2036 ~		2,663	2,749

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.991% due 03/25/2036 ^~	$370	$371
4.994% due 06/25/2034 ~	3,636	3,765
4.995% due 06/25/2035 ~	10,743	11,219
5.006% due 01/25/2035 ~	443	463
5.084% due 02/25/2035 ~	157	164
5.141% due 03/25/2035 ~	102	106

Wells Fargo-RBS Commercial Mortgage Trust
1.492% due 03/15/2044 ~(a)	100,915	1,680

Total Non-Agency Mortgage-Backed Securities (Cost $420,949)		406,181

ASSET-BACKED SECURITIES 8.7%

Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •	156	157

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.468% due 10/25/2035 •	4,851	4,883

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.518% due 09/25/2035 •	6,393	6,425
2.708% due 07/25/2035 •	578	580
3.368% due 02/25/2033 •	1,178	1,183

Asset-Backed Securities Corp. Home Equity Loan Trust
2.548% due 06/15/2031 •	4	4

Bear Stearns Asset-Backed Securities Trust
3.018% due 10/25/2037 •	7,510	7,560
3.018% due 11/25/2042 •	368	369
3.818% due 03/25/2043 •	1,293	1,302

Cent CLO Ltd.
3.373% due 10/15/2026 •	21,600	21,600

Centex Home Equity Loan Trust
2.638% due 09/25/2034 •	1,714	1,721

Chesapeake Funding LLC
2.398% due 08/15/2030	13,850	13,841
3.230% due 08/15/2030	11,837	11,998

Countrywide Asset-Backed Certificates
2.358% due 04/25/2036 •	583	584
2.438% due 01/25/2045 •	7,870	7,866

Countrywide Asset-Backed Certificates Trust, Inc.
2.738% due 07/25/2034 •	2,150	2,163

Countrywide Asset-Backed Certificates, Inc.
2.768% due 03/25/2034 •	1,530	1,541

Crown Point CLO Ltd.
3.713% due 07/17/2028	13,000	12,966

Drug Royalty LP
5.153% due 07/15/2023 •	20	20

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	23,300	23,289

Edsouth Indenture LLC
3.168% due 09/25/2040 •	7,569	7,569

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enterprise Fleet Financing LLC
3.380% due 05/20/2024	$21,037	$21,329

EquiFirst Mortgage Loan Trust
2.498% due 01/25/2034 •	283	277

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •	21,800	21,614

Evergreen Credit Card Trust
1.900% due 09/15/2024	23,600	23,507

Exeter Automobile Receivables Trust
2.900% due 01/18/2022	3,639	3,641
3.050% due 12/15/2021	4,967	4,974

Figueroa CLO Ltd.
3.203% due 01/15/2027 •	17,405	17,395

First Franklin Mortgage Loan Asset-Backed Certificates
2.843% due 05/25/2034 •	2,001	1,996

First Franklin Mortgage Loan Trust
2.468% due 06/25/2036 •	946	952

First NLC Trust
2.723% due 12/25/2035 •	2,422	2,441

Ford Credit Auto Owner Trust
2.440% due 01/15/2027	8,400	8,422

Fremont Home Loan Trust
2.078% due 01/25/2037 •	217	125

Gallatin CLO Ltd.
3.328% due 01/21/2028 •	21,500	21,485

GMF Floorplan Owner Revolving Trust
2.784% due 03/15/2022	17,300	17,303
3.130% due 03/15/2023	22,300	22,633

Gracechurch Card Funding PLC
2.428% due 07/15/2022 •	20,500	20,510

GSAMP Trust
2.088% due 12/25/2036 •	1,786	1,043
2.888% due 11/25/2034 •	2,598	2,590

Hertz Fleet Lease Funding LP
2.549% due 05/10/2032 •	16,068	16,081

Home Equity Asset Trust
2.298% due 08/25/2036 •	15,807	15,792

HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	41	22

M360 Advisors LLC
4.395% due 07/24/2028	11,685	11,736

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	2,673	2,688

Merrill Lynch Mortgage Investors Trust
2.328% due 08/25/2036 •	2,317	2,322

Mid-State Trust
4.864% due 07/15/2038	211	224

MMAF Equipment Finance LLC
2.920% due 07/12/2021	6,031	6,044

30	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.723% due 12/25/2034 •	$614	$587

Morgan Stanley IXIS Real Estate Capital Trust
2.068% due 11/25/2036 •	17	8

Navient Private Education Loan Trust
2.378% due 12/15/2059 •	4,513	4,512

New Century Home Equity Loan Trust
2.348% due 02/25/2036 •	7,336	7,353
2.738% due 03/25/2035 •	2,002	1,988

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.508% due 05/25/2035 •	2,292	2,305

NovaStar Mortgage Funding Trust
2.338% due 05/25/2036 •	4,703	4,645

Option One Mortgage Loan Trust
2.753% due 08/25/2035 •	2,377	2,386

OSCAR U.S. Funding Trust LLC
2.519% due 08/10/2021 •	8,885	8,893
3.150% due 08/10/2021	6,797	6,818

Palmer Square CLO Ltd.
3.008% due 08/15/2026 •	16,061	16,081

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •	18,792	18,784

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	69	69

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.858% due 01/25/2036 •	429	431

Penarth Master Issuer PLC
2.421% due 03/18/2022 •	21,500	21,507
2.491% due 09/18/2022	13,600	13,601

RAAC Trust
2.498% due 03/25/2037 •	1,572	1,578
2.718% due 03/25/2034 •	230	229

Renaissance Home Equity Loan Trust
2.718% due 08/25/2032 •	40	38

Residential Asset Securities Corp. Trust
2.693% due 09/25/2035 •	949	949
2.813% due 01/25/2035 •	475	477
2.843% due 07/25/2034 •	1,475	1,469

Saxon Asset Securities Trust
2.338% due 09/25/2047 •	3,142	3,133
2.813% due 03/25/2035 ^•	1,567	1,533

Securitized Asset-Backed Receivables LLC Trust
2.148% due 05/25/2037 ^•	621	478
2.550% due 12/25/2036 ^	3,278	1,072

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	9,862	9,888

SLC Student Loan Trust
2.219% due 09/15/2026 •	9,318	9,304
2.229% due 03/15/2027 •	10,294	10,250

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	63	$69
0.000% due 06/17/2024 •		152	166
0.117% due 12/15/2033 •		1,039	1,097
2.366% due 10/25/2024 •		$3,997	3,995
2.366% due 01/26/2026 •		6,970	6,955
2.396% due 01/25/2027 •		4,407	4,405
2.426% due 10/25/2029 •		21,765	21,618
2.776% due 04/25/2024 •		1,595	1,596

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027		1,802	1,804

Sound Point CLO Ltd.
3.168% due 01/20/2028 •		19,700	19,680

Soundview Home Loan Trust
2.078% due 11/25/2036 •		1,339	562

South Carolina Student Loan Corp.
3.138% due 09/03/2024 •		1,898	1,909

Structured Asset Investment Loan Trust
2.708% due 06/25/2035 •		220	220
2.723% due 03/25/2034 •		4,590	4,561
2.738% due 02/25/2035 •		2,547	2,556
2.918% due 09/25/2034 •		242	241
2.993% due 10/25/2033 •		2,098	2,109

Structured Asset Securities Corp.
2.678% due 02/25/2035 •		857	862

Structured Asset Securities Corp. Mortgage Loan Trust
2.693% due 11/25/2035 •		3,423	3,437

TICP CLO Ltd.
3.601% due 04/20/2028		25,600	25,465

Westlake Automobile Receivables Trust
2.840% due 09/15/2021		6,970	6,977

WhiteHorse Ltd.
3.233% due 04/17/2027 •		11,729	11,713

Zais CLO Ltd.
3.453% due 04/15/2028 •		21,200	21,228

Total Asset-Backed Securities (Cost $659,247)			668,358

SOVEREIGN ISSUES 7.5%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	537,600	127,784
0.000% due 04/01/2020 (d)		614,400	144,407

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024 (i)	EUR	197,100	230,491

Korea Resources Corp.
2.250% due 04/29/2020		$9,700	9,706

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	28,931	176

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023		$9,100	$9,637

Spain Government International Bond
4.000% due 04/30/2020	EUR	49,800	55,690

Total Sovereign Issues (Cost $584,302)			577,891

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (b)		11,443	1

Total Common Stocks (Cost $607)			1

CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 1.2%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$43,300	43,310

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~		25,000	25,064
2.811% (US0003M + 0.500%) due 10/26/2020 ~		21,600	21,654

			90,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (h) 0.1%
			$4,967

ARGENTINA TREASURY BILLS 0.0%
90.990% due 02/26/2020 (d)(e)	ARS	21,090	223

U.S. TREASURY BILLS 0.0%
1.924% due 10/22/2019 - 11/07/2019 (c)(d)(k)(m)		$2,446	2,443

Total Short-Term Instruments (Cost $97,584)			97,661

Total Investments in Securities (Cost $9,734,294)			9,848,189

		SHARES
INVESTMENTS IN AFFILIATES 10.7%

SHORT-TERM INSTRUMENTS 10.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.7%

PIMCO Short Asset Portfolio	61,944,435		616,533

PIMCO Short-Term Floating NAV Portfolio III	21,325,162		210,970

Total Short-Term Instruments (Cost $830,689)			827,503

Total Investments in Affiliates (Cost $830,689)			827,503

Total Investments 138.4% (Cost $10,564,983)			$10,675,692

Financial Derivative Instruments (j)(l) 0.1%
(Cost or Premiums, net $11,554)			11,474

Other Assets and Liabilities, net (38.5)%			(2,971,816)

Net Assets 100.0%			$7,715,350

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or

32	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	02/18/2020	09/04/2019	$20,939	$20,894	0.27%
CIMIC Group Ltd.	0.000	01/07/2020	07/29/2019	19,812	19,793	0.26

				$40,751	$40,687	0.53%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$4,967	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,068)	$4,967	$4,967

Total Repurchase Agreements						$(5,068)	$4,967	$4,967

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BSN	2.270%	08/13/2019	10/10/2019	$	(473,744)	$(475,208)
CIB	2.290	09/20/2019	10/03/2019		(14,387)	(14,396)
	2.330	09/17/2019	10/08/2019		(54,423)	(54,472)
	2.330	09/20/2019	10/08/2019		(3,440)	(3,443)
DBL	(0.450)	09/24/2019	10/08/2019	EUR	(211,443)	(230,442)
IND	2.260	09/12/2019	10/10/2019	$	(829,784)	(830,774)
SGY	2.270	09/19/2019	11/19/2019		(252,061)	(252,252)

Total Reverse Repurchase Agreements						$(1,860,987)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (26.4)%
Fannie Mae UMBS, TBA	3.500%	11/01/2049	$7,900	$(8,073)	$(8,107)
Fannie Mae UMBS, TBA	4.000	10/01/2049	648,854	(673,004)	(673,440)
Fannie Mae UMBS, TBA	4.000	11/01/2049	1,194,254	(1,238,428)	(1,240,112)
Ginnie Mae, TBA	4.000	10/01/2049	71,400	(74,173)	(74,260)
Ginnie Mae, TBA	4.000	11/01/2049	37,000	(38,438)	(38,471)

Total Short Sales (26.4)%				$(2,032,116)	$(2,034,390)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(475,208)	$0	$(475,208)	$488,548	$13,340
CIB	0	(72,311)	0	(72,311)	72,311	(0)
DBL	0	(230,442)	0	(230,442)	229,756	(686)
FICC	4,967	0	0	4,967	(5,068)	(101)
IND	0	(830,774)	0	(830,774)	854,021	23,247
SGY	0	(252,252)	0	(252,252)	261,962	9,710

Total Borrowings and Other Financing Transactions	$4,967	$(1,860,987)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(1,305,982)	$(252,252)	$0	$(1,558,234)
U.S. Treasury Obligations	0	(72,311)	0	0	(72,311)
Sovereign Issues	0	(230,442)	0	0	(230,442)

Total Borrowings	$0	$(1,608,735)	$(252,252)	$0	$(1,860,987)

Payable for reverse repurchase agreements					$(1,860,987)

(i)	Securities with an aggregate market value of $1,913,399 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(1,649,704) at a weighted average interest rate of 2.496%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

34	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.750	11/22/2019	2,760	$5,520	$24	$3
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.000	11/22/2019	1,545	1,545	13	2
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	1,570	1,570	14	2
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.500	11/22/2019	3,000	3,000	26	3
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	2,500	2,500	22	3
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	75	75	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.500	11/22/2019	102	102	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	269	269	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.500	11/22/2019	491	491	4	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	2,156	2,156	19	2
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	16	16	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	4,701	4,701	40	5
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	5	5	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	33	33	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	216	216	2	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	172	172	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	148.500	11/22/2019	48	48	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	149.000	11/22/2019	322	322	3	0

Total Purchased Options					$172	$20

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	772	$772	$(168)	$(168)

Total Written Options					$(168)	$(168)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	757	$8	$0	$0	$0
Euro-BTP Italy Government Bond December Futures	12/2019	5,412	709,793	3,548	594	(68)
Euro-Bund 10-Year Bond December Futures	12/2019	1,687	320,402	1,376	74	(202)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	172	2	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	397	$4	$0	$0	$0
U.S. Treasury 2-Year Note December Futures	12/2019	14,225	3,065,488	(7,441)	0	(445)
U.S. Treasury 5-Year Note December Futures	12/2019	15,132	1,802,954	(10,663)	0	(709)
U.S. Treasury 10-Year Note December Futures	12/2019	393	51,213	(67)	0	(31)

				$(13,247)	$668	$(1,455)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	4,883	$(1,337,941)	$1,577	$67	$(133)
3-Month Euribor September Futures	09/2020	3,451	(945,480)	1,197	0	(47)
Australia Government 3-Year Note December Futures	12/2019	6,738	(526,140)	(2,179)	515	0
Australia Government 10-Year Bond December Futures	12/2019	552	(54,898)	(333)	312	(22)
Euro-Bobl December Futures	12/2019	553	(81,762)	307	0	(60)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	1,490	(276,588)	3,525	211	(33)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	706	(54)	177	15	0
United Kingdom Long Gilt December Futures	12/2019	432	(71,304)	(412)	0	(207)

				$3,859	$1,120	$(502)

Total Futures Contracts				$(9,388)	$1,788	$(1,957)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)			Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
											Asset	Liability
Deutsche Bank AG	1.000%	Quarterly	12/20/2019	0.454%		EUR	14,700	$37	$(12)	$25	$3	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393	$		16,400	(426)	552	126	1	0

								$(389)	$540	$151	$4	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	206,900	$6,993	$(23,714)	$(16,721)	$59	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		82,400	4,619	(9,853)	(5,234)	56	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	126,000	1,311	(3,006)	(1,695)	0	(517)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	47,270,000	1,475	3,782	5,257	0	(258)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		24,240,000	(1,392)	(5,027)	(6,419)	262	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		4,840,000	(68)	(1,803)	(1,871)	80	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		13,810,000	292	(14,498)	(14,206)	591	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		1,480,000	(46)	(2,790)	(2,836)	93	0
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	3,510,700	(46)	3,361	3,315	0	(105)
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		3,309,900	0	3,154	3,154	0	(98)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.720%	Lunar	11/13/2020	MXN	2,383,300	$271	$(2,540)	$(2,269)	$73	$0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		3,371,000	35	(3,356)	(3,321)	107	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		789,100	0	(884)	(884)	26	0

							$13,444	$(57,174)	$(43,730)	$1,347	$(978)

Total Swap Agreements							$13,055	$(56,634)	$(43,579)	$1,351	$(978)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 20	$1,788	$1,351	$3,159	$(168)	$(1,957)	$(978)	$(3,103)

(k)

Securities with an aggregate market value of $26,454 and cash of $52,137 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		AUD	5,061	$		3,421	$5	$0
	10/2019		GBP	62,556			77,080	164	0
	10/2019	$		3,420		AUD	5,061	0	(4)
	10/2019			1,001		DKK	6,517	0	(50)
	11/2019		AUD	5,061	$		3,423	4	0
	11/2019		GBP	121,178			146,999	0	(2,255)
	11/2019	$		77,184		GBP	62,556	0	(165)
BPS	10/2019		BRL	99,700	$		26,229	2,234	0
	10/2019	$		23,941		BRL	99,700	54	0
	11/2019		EUR	4,021	$		4,462	64	0
	11/2019	$		2,883		GBP	2,325	0	(19)
	12/2019		THB	57,166	$		1,866	0	(6)
	04/2020		BRL	408,900			99,277	1,929	0
BRC	11/2019		EUR	324,307			366,574	11,943	0
	11/2019	$		5,183		JPY	555,400	0	(31)
BSS	01/2020		BRL	103,100	$		25,658	981	0
CBK	10/2019			306,000			73,480	0	(167)
	10/2019		CAD	3,960			2,972	0	(17)
	10/2019	$		1,014		AUD	1,474	0	(19)
	10/2019			74,744		BRL	306,000	0	(1,096)
	10/2019			1,250		CAD	1,644	0	(10)
	10/2019			76,340		GBP	62,556	575	0
	10/2019			90		RUB	5,715	0	(2)
	11/2019		EUR	79,760	$		88,868	1,650	0
	11/2019		GBP	6,364			7,889	51	0
	11/2019		JPY	1,254,200			11,857	224	0
	11/2019		SEK	3,235			339	10	0
	11/2019	$		237,623		EUR	215,228	0	(2,270)
	11/2019			10,076		GBP	8,173	34	(43)
	11/2019			355,845		JPY	37,665,500	0	(6,497)
	11/2019			9,124		MXN	179,993	0	(55)
	01/2020		BRL	434,500	$		104,978	1,079	(101)
	04/2020			205,500			49,865	941	0
DUB	03/2020		CNH	1,185,688			164,576	0	(833)
GLM	10/2019		TRY	1,563			261	0	(14)
	10/2019	$		11,761		AUD	17,427	32	(31)
	10/2019			1,296		CAD	1,719	1	0
HUS	10/2019		AUD	45,581	$		30,779	14	0
	11/2019		GBP	2,897			3,537	0	(32)
	11/2019		JPY	4,900,000			46,554	1,107	0
	11/2019	$		76,776		EUR	69,346	0	(946)
	11/2019			1,419		GBP	1,164	14	0
	12/2019		KRW	292,561	$		242	0	(2)
	03/2020		CNH	564,767			78,299	0	(489)
JPM	10/2019		BRL	206,300			54,458	4,807	0
	10/2019	$		1,767		AUD	2,583	0	(24)
	10/2019			49,539		BRL	206,300	113	0
	11/2019		GBP	76,785	$		94,141	0	(434)
	11/2019	$		3,899		EUR	3,522	0	(48)
	01/2020			74,710		BRL	284,200	0	(6,685)
MYI	10/2019	$		16,314		AUD	24,097	0	(49)
	10/2019			12,549		MXN	244,656	0	(167)
	11/2019		AUD	24,097	$		16,332	49	0
	01/2020		BRL	284,200	$		74,585	6,561	0

38	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	11/2019	NOK	1,400	$	157	$3	$0
	03/2020	CNH	2,204		306	0	(2)
SCX	12/2019	INR	15,057		207	0	(4)

Total Forward Foreign Currency Contracts						$34,643	$(22,567)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.350	10/10/2019	7,584	$(79)	$(4)
CBK	Call - OTC USD versus MXN		20.320	10/15/2019	31,716	(327)	(37)
MYI	Call - OTC USD versus MXN		19.850	10/03/2019	55,100	(518)	(91)
	Call - OTC USD versus MXN		19.920	10/07/2019	22,000	(183)	(42)
	Put - OTC USD versus MXN		19.830	10/09/2019	18,400	(115)	(133)
	Put - OTC USD versus MXN		19.870	10/15/2019	36,700	(283)	(351)

Total Written Options						$(1,505)	$(658)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$173	$0	$0	$173	$(2,474)	$(4)	$0	$(2,478)	$(2,305)	$2,549	$244
BPS	4,281	0	0	4,281	(25)	0	0	(25)	4,256	(4,220)	36
BRC	11,943	0	0	11,943	(31)	0	0	(31)	11,912	(10,530)	1,382
BSS	981	0	0	981	0	0	0	0	981	(1,050)	(69)
CBK	4,564	0	0	4,564	(10,277)	(37)	0	(10,314)	(5,750)	5,182	(568)
DUB	0	0	0	0	(833)	0	0	(833)	(833)	(666)	(1,499)
GLM	33	0	0	33	(45)	0	0	(45)	(12)	0	(12)
HUS	1,135	0	0	1,135	(1,469)	0	0	(1,469)	(334)	196	(138)
JPM	4,920	0	0	4,920	(7,191)	0	0	(7,191)	(2,271)	2,431	160
MYI	6,610	0	0	6,610	(216)	(617)	0	(833)	5,777	(5,630)	147
RYL	3	0	0	3	(2)	0	0	(2)	1	0	1
SCX	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)

Total Over the Counter	$34,643	$0	$0	$34,643	$(22,567)	$(658)	$0	$(23,225)

(m)

Securities with an aggregate market value of $11,733 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	1,788	1,788
Swap Agreements	0	4	0	0	1,347	1,351

	$0	$4	$0	$0	$3,155	$3,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,643	$0	$34,643

	$0	$4	$0	$34,643	$3,155	$37,802

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$168	$168
Futures	0	0	0	0	1,957	1,957
Swap Agreements	0	0	0	0	978	978

	$0	$0	$0	$0	$3,103	$3,103

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,567	$0	$22,567
Written Options	0	0	0	658	0	658

	$0	$0	$0	$23,225	$0	$23,225

	$0	$0	$0	$23,225	$3,103	$26,328

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(396)	$(396)
Written Options	0	0	0	0	557	557
Futures	0	0	0	0	28,029	28,029
Swap Agreements	0	538	0	0	(9,862)	(9,324)

	$0	$538	$0	$0	$18,328	$18,866

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,081	$0	$4,081
Purchased Options	0	0	0	0	(1)	(1)
Written Options	0	0	0	3,128	0	3,128

	$0	$0	$0	$7,209	$(1)	$7,208

	$0	$538	$0	$7,209	$18,327	$26,074

40	PIMCO LOW DURATION FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(125)	$(125)
Written Options	0	0	0	0	(229)	(229)
Futures	0	0	0	0	20,970	20,970
Swap Agreements	0	(381)	0	0	(25,378)	(25,759)

	$0	$(381)	$0	$0	$(4,762)	$(5,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,061	$0	$9,061
Written Options	0	0	0	848	0	848

	$0	$0	$0	$9,909	$0	$9,909

	$0	$(381)	$0	$9,909	$(4,762)	$4,766

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$64,759	$64,759
Corporate Bonds & Notes
Banking & Finance	0	1,822,204	0	1,822,204
Industrials	0	896,841	0	896,841
Specialty Finance	0	40,687	0	40,687
Utilities	0	182,516	0	182,516
U.S. Government Agencies	0	3,772,169	0	3,772,169
U.S. Treasury Obligations	0	1,318,921	0	1,318,921
Non-Agency Mortgage-Backed Securities	0	406,181	0	406,181
Asset-Backed Securities	0	668,358	0	668,358
Sovereign Issues	0	577,891	0	577,891
Common Stocks
Consumer Discretionary	1	0	0	1
Short-Term Instruments
Certificates of Deposit	0	90,028	0	90,028
Repurchase Agreements	0	4,967	0	4,967
Argentina Treasury Bills	0	223	0	223
U.S. Treasury Bills	0	2,443	0	2,443
	$1	$9,783,429	$64,759	$9,848,189

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$827,503	$0	$0	$827,503
Total Investments	$827,504	$9,783,429	$64,759	$10,675,692

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,034,390)	$0	$(2,034,390)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,788	1,371	0	3,159
Over the counter	0	34,643	0	34,643
	$1,788	$36,014	$0	$37,802

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,125)	$(978)	$0	$(3,103)
Over the counter	0	(23,225)	0	(23,225)
	$(2,125)	$(24,203)	$0	$(26,328)
Total Financial Derivative Instruments	$(337)	$11,811	$0	$11,474
Totals	$827,167	$7,760,850	$64,759	$8,652,776

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

42	PIMCO LOW DURATION FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

44	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class. On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

46	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

48	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

50	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$607,161	$9,125	$0	$0	$247	$616,533	$9,125	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$193	$3,524,333	$(3,313,600)	$23	$21	$210,970	$2,433	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or

52	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

54	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is

56	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

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Notes to Financial Statements (Cont.)

purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

58	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

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Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against

60	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

62	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

64	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.25%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with

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Notes to Financial Statements (Cont.)

personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

66	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$2,528	$68,642

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$11,276,918	$10,631,096	$504,278	$726,043

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	115,075	$1,128,131	318,226	$3,096,608

I-2	28,340	277,743	60,940	592,916

I-3	177	1,734	1,185	11,535	(a)

Administrative Class	1,515	14,851	2,796	27,193

Class A	14,738	144,579	15,602	151,794

Class C	901	8,842	2,884	28,017

Class R	4,136	40,568	4,442	43,175

Issued as reinvestment of distributions

Institutional Class	9,056	88,804	15,280	148,698

I-2	1,622	15,907	1,814	17,653

I-3	12	114	9	85	(a)

Administrative Class	129	1,266	195	1,896

Class A	1,542	15,117	2,426	23,607

Class C	222	2,174	373	3,634

Class R	144	1,413	153	1,489

68	PIMCO LOW DURATION FUND

(Unaudited)

September 30, 2019

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(147,894)	$(1,449,543)	(402,936)	$(3,919,879)

I-2	(12,918)	(126,630)	(32,352)	(314,681)

I-3	(338)	(3,310)	(471)	(4,582	)(a)

Administrative Class	(1,471)	(14,418)	(5,231)	(50,894)

Class A	(17,400)	(170,453)	(47,084)	(458,111)

Class C	(5,417)	(53,101)	(9,878)	(96,135)

Class R	(2,005)	(19,655)	(3,281)	(31,916)

Net increase (decrease) resulting from Fund share transactions	(9,834)	$(95,867)	(74,908)	$(727,898)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Low Duration Fund	$210,912	$239,105

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$8,545,253	$224,881	$(170,529)	$54,352

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

70	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.
BSS	Banco Santander S.A.	JPM	JP Morgan Chase Bank N.A.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIB	Canadian Imperial Bank of Commerce	RYL	Royal Bank of Scotland PLC
DBL	Deutsche Bank AG London	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SGY	Societe Generale, New York

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
INR	Indian Rupee	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	US0003M	3 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
DAC	Designated Activity Company	UMBS	Uniform Mortgage-Backed Security
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

72	PIMCO LOW DURATION FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

74	PIMCO LOW DURATION FUND

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

76	PIMCO LOW DURATION FUND

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

78	PIMCO LOW DURATION FUND

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

80	PIMCO LOW DURATION FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4014SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Municipal Value Funds

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods

2	MUNICIPAL VALUE FUNDS

of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

The municipal (or “muni”) market moved higher, posting positive returns over five of the six months of the reporting period. As was the case with the taxable U.S. bond market, muni bonds were supported by falling interest rates. All told, the Bloomberg Barclays Municipal Bond Index returned 3.74% during the six months ended September 30, 2019.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	MUNICIPAL VALUE FUNDS

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status
PIMCO Gurtin California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	MUNICIPAL VALUE FUNDS

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SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Gurtin California Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019•

	6 Months*	1 Year	Fund Inception (12/07/15)
PIMCO Gurtin California Municipal Intermediate Value Fund Institutional Class	3.06%	7.58%	2.96%
Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Indexª	2.33%	5.86%	2.41%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	3.04%	7.38%	3.03%
Lipper California Intermediate Municipal Debt Funds Average	3.03%	6.82%	2.60%♦

All Fund returns are net of fees and expenses.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7 , 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015

ª Prior to July 01, 2019, the fund’s primary benchmark was the 85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	28.3%
Lease (Abatement)	25.6%
Special Tax	14.3%
Tax Increment/Allocation Revenue	6.1%
Health, Hospital & Nursing Home Revenue	4.3%
Tobacco Settlement Funded	4.1%
General Fund	4.0%
Port, Airport & Marina Revenue	3.8%
Lease (Appropriation)	2.1%
Lease Revenue	1.8%
Sewer Revenue	1.3%
College & University Revenue	1.2%
Other	1.8%
Short-Term Instruments	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields decreased.

»	Overweight exposure to the lease-backed sector and the tax sector contributed to performance, as these sectors outperformed the general municipal market.
»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

»	Select exposure to the water & sewer sector and the electric utility sector detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Gurtin California Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019•

	6 Months*	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin California Municipal Opportunistic Value Fund Institutional Class	2.38%	5.46%	2.90%	4.35%
Bloomberg Barclays California Municipal Bond Indexª	4.00%	8.48%	3.66%	4.66%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	3.61%	9.32%	3.81%	4.95%
Lipper California Intermediate Municipal Debt Funds Average	3.03%	6.82%	2.54%	3.24%♦

All Fund returns are net of fees and expenses.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 4/30/2010

ª Prior to July 01, 2019, the fund’s primary benchmark was the ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	29.8%
Port, Airport & Marina Revenue	18.0%
Health, Hospital & Nursing Home Revenue	12.8%
Lease (Abatement)	8.4%
Electric Power & Light Revenue	5.5%
Water Revenue	5.4%
Tobacco Settlement Funded	4.9%
Sewer Revenue	4.2%
Sales Tax Revenue	2.6%
College & University Revenue	2.0%
Other	2.8%
Short-Term Instruments	3.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the transportation sector, the healthcare sector and the lease-backed sector contributed to performance, as these sectors outperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields decreased.
»	Select exposure to the water & sewer sector detracted from performance.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO Gurtin National Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019•

	6 Months*	1 Year	Fund Inception (12/01/15)
PIMCO Gurtin National Municipal Intermediate Value Fund Institutional Class	3.22%	7.71%	2.90%
Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Indexª	2.47%	6.42%	2.59%
85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index	3.04%	7.38%	3.02%
Lipper Intermediate Municipal Debt Funds Average	3.15%	7.05%	2.84%♦

All Fund returns are net of fees and expenses.

• On March 15, 2019, Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015

ª Prior to July 01, 2019, the fund’s primary benchmark was the 85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes
Ad Valorem Property Tax	52.0%
Lease (Renewal)	8.3%
Lease Revenue	6.9%
College & University Revenue	6.8%
Fuel Sales Tax Revenue	5.2%
Health, Hospital & Nursing Home Revenue	3.8%
Appropriations	3.5%
Miscellaneous Revenue	2.8%
Port, Airport & Marina Revenue	2.5%
Sales Tax Revenue	2.5%
Highway Revenue Tolls	2.1%
Hotel Occupancy Tax	1.2%
Other	1.7%
Short-Term Instruments	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields decreased.

»	Select exposure within the general obligation sector contributed to performance.

»	Overweight exposure to the education sector contributed to performance, as the sector outperformed the general municipal index.
»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the general municipal index.

»	Lack of exposure to the water & sewer sector detracted from performance.

»	Select exposure within the electric utility sector detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

PIMCO Gurtin National Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2019

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019•

	6 Months*	1 Year	5 Years	Fund Inception (05/03/10)
PIMCO Gurtin National Municipal Opportunistic Value Fund Institutional Class	3.28%	7.37%	3.31%	4.41%
Bloomberg Barclays Municipal Bond Indexª	3.74%	8.55%	3.66%	4.26%
ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	3.61%	9.32%	3.81%	4.95%
Lipper General & Insured Municipal Debt Funds Average	4.03%	8.20%	3.48%	4.18%	♦

All Fund returns are net of fees and expenses.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

* Cumulative return.

♦Average cumulative total return since 04/30/2010

ª Prior to July 01, 2019, the fund’s primary benchmark was the ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index.

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes
Port, Airport & Marina Revenue	16.6%
Health, Hospital & Nursing Home Revenue	14.7%
Highway Revenue Tolls	12.9%
Ad Valorem Property Tax	10.7%
College & University Revenue	8.9%
Fuel Sales Tax Revenue	7.6%
Water Revenue	4.3%
Transit Revenue	3.5%
Sales Tax Revenue	2.4%
Sewer Revenue	2.3%
Lease Revenue	2.1%
Miscellaneous Taxes	1.7%
Local or Guaranteed Housing	1.5%
Lease (Abatement)	1.3%
Electric Power & Light Revenue	1.3%
Lease (Appropriation)	1.2%
Other	1.5%
Short-Term Instruments	5.5%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the transportation sector and the healthcare sector contributed to performance, as these sectors outperformed the general municipal market.

»	Select exposure within the lease-backed sector contributed to performance.
»	Underweight duration positioning detracted from performance, as municipal yields decreased.

»	Select exposure within the water & sewer sector detracted from performance.

»	Underweight exposure to the special tax sector detracted from performance, as the sector outperformed the general municipal index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Gurtin California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,030.60	$1.98	$1,000.00	$1,023.05	$1.97	0.39%
PIMCO Gurtin California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,023.80	$3.04	$1,000.00	$1,022.00	$3.03	0.60%
PIMCO Gurtin National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,032.20	$1.98	$1,000.00	$1,023.05	$1.97	0.39%
PIMCO Gurtin National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,032.80	$3.05	$1,000.00	$1,022.00	$3.03	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 6, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg Barclays California Municipal Bond Index, a subset of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Barclays Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index	ICE BofAML 7-12 Year US Miscellaneous Municipal Securities Index measures the performance of municipal securities with a remaining term to final maturity greater than or equal to seven years and less than twelve years.

18	MUNICIPAL VALUE FUNDS

Index*	Benchmark Description

ICE BofAML Municipal Blended 85% Index	85% ICE BofAML 3-15 Year US Municipal Securities Index, 15% ICE BofAML 1-3 Year US Municipal Securities Index is a blend of 85% of the ICE BofA Merrill Lynch 3-15 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to three years and less than fifteen years, and 15% of the ICE BofA Merrill Lynch 1-3 Year US Municipal Securities Index, a subset of the ICE BofA Merrill Lynch US Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period

PIMCO Gurtin California Municipal Intermediate Value Fund

Institutional Class

04/01/2019 - 09/30/2019+	$10.32	$0.09	$0.23	$0.32	$(0.09)	$0.00	$(0.09)		$10.55

10/1/2018 - 03/31/2019(c)(d)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(f)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(e) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO Gurtin California Municipal Opportunistic Value Fund

Institutional Class

04/01/2019 - 09/30/2019+	$10.16	$0.13	$0.11	$0.24	$(0.13)	$0.00	$(0.13)		$10.27

10/1/2018 - 03/31/2019(c)(d)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(f)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

11/03/2014(e) - 09/30/2015	10.00	0.19	0.07	0.26	(0.20)	(0.00)	(0.20)		10.06

PIMCO Gurtin National Municipal Intermediate Value Fund

Institutional Class

04/01/2019 - 09/30/2019+	$10.24	$0.10	$0.23	$0.33	$(0.10)	$0.00	$(0.10)		$10.47

10/1/2018 - 03/31/2019(c)(d)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(f)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(e) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

Please see footnotes on page 22.

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.06%	$66,981	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.65	%*	1%

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

2.38%	$250,105	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.58	%*	4%

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

2.55	162,465	0.60	*	0.79	*	0.60	*	0.79	*	2.09	*	83

3.22%	$160,709	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.92	%*	8%

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End of Year or Period

PIMCO Gurtin National Municipal Opportunistic Value Fund

Institutional Class

04/01/2019 - 09/30/2019+	$10.25	$0.14	$0.20	$0.34	$(0.14)	$0.00	$(0.14)		$10.45

10/1/2018 - 03/31/2019(c)(d)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(f)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

11/03/2014(e) - 09/30/2015	10.00	0.20	0.02	0.22	(0.21)	(0.00)	(0.21)		10.01

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(d)	Fiscal year end changed from September 30th to March 31st.
(e)	Commencement of operations.
(f)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.28%	$253,380	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.62	%*	3%

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

2.18	91,732	0.60	*	0.93	*	0.60	*	0.93	*	2.21	*	32

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Statements of Assets and Liabilities

September 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)
	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$66,339	$247,304	$159,343	$250,369
Receivable for Fund shares sold	0	210	22	30
Interest and/or dividends receivable	698	2,957	1,673	3,442
Reimbursement receivable from PIMCO	6	6	14	6

Total Assets	67,043	250,477	161,052	253,847

Liabilities:

Payable for Fund shares redeemed	$22	$230	$261	$302
Distributions payable	2	12	7	29
Overdraft due to custodian	12	12	12	16
Accrued investment advisory fees	16	75	38	76
Accrued supervisory and administrative fees	10	43	25	44

Total Liabilities	62	372	343	467

Net Assets	$66,981	$250,105	$160,709	$253,380

Net Assets Consist of:

Paid in capital	$64,825	$239,790	$157,048	$241,209
Distributable earnings (accumulated loss)	2,156	10,315	3,661	12,171

Net Assets	$66,981	$250,105	$160,709	$253,380

Net Assets:

Institutional Class	$66,981	$250,105	$160,709	$253,380

Shares Issued and Outstanding:

Institutional Class	6,352	24,345	15,353	24,242

Net Asset Value Per Share Outstanding:

Institutional Class	$10.55	$10.27	$10.47	$10.45

Cost of investments in securities	$63,880	$236,851	$154,325	$238,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Investment Income:

Interest	$644	$3,833	$1,839	$3,896
Dividends	15	65	31	71
Total Income	659	3,898	1,870	3,967

Expenses:

Investment advisory fees	97	491	243	493
Supervisory and administrative fees	64	282	162	284
Total Expenses	161	773	405	777
Waiver and/or Reimbursement by PIMCO	(35)	(37)	(89)	(37)
Net Expenses	126	736	316	740

Net Investment Income (Loss)	533	3,162	1,554	3,227

Net Realized Gain (Loss):

Investments in securities	5	(55)	3	0

Net Realized Gain (Loss)	5	(55)	3	0

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,358	2,922	3,513	4,957

Net Change in Unrealized Appreciation (Depreciation)	1,358	2,922	3,513	4,957

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,896	$6,029	$5,070	$8,184

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund
	Six Months Ended September 30, 2019 (Unaudited)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$533	$513	$1,265
Net realized gain (loss)	5	(203)	(114)
Net change in unrealized appreciation (depreciation)	1,358	2,185	(1,270)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,896	2,495	(119)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(524)	(513)	(1,341)

Total Distributions(c)(d)	(524)	(513)	(1,341)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions*	3,442	(4,013)	(17,061)

Total Increase (Decrease) in Net Assets	4,814	(2,031)	(18,521)

Net Assets:

Beginning of year or period	62,167	64,198	82,719
End of year or period	$66,981	$62,167	$64,198

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 10, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; and the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO Gurtin California Municipal Opportunistic Value Fund			PIMCO Gurtin National Municipal Intermediate Value Fund
Six Months Ended September 30, 2019 (Unaudited)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018	Six Months Ended September 30, 2019 (Unaudited)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

$3,162	$3,063	$4,635	$1,554	$1,527	$3,804
(55)	(61)	29	3	(196)	(876)
2,922	3,637	(2,142)	3,513	5,197	(4,119)

6,029	6,639	2,522	5,070	6,528	(1,191)

(3,164)	(3,111)	(4,689)	(1,543)	(1,527)	(3,804)

(3,164)	(3,111)	(4,689)	(1,543)	(1,527)	(3,804)

2,634	10,910	43,459	(6,578)	(6,284)	(44,812)

5,499	14,438	41,292	(3,051)	(1,283)	(49,807)

244,606	230,168	188,876	163,760	165,043	214,850
$250,105	$244,606	$230,168	$160,709	$163,760	$165,043

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Changes in Net Assets (Cont.)

(Amounts in thousands†)	PIMCO Gurtin National Municipal Opportunistic Value Fund
	Six Months Ended September 30, 2019 (Unaudited)	Period from October 1, 2018 to March 31, 2019(a)(b)	Year Ended September 30, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,227	$3,034	$3,530
Net realized gain (loss)	0	(5)	71
Net change in unrealized appreciation (depreciation)	4,957	5,681	(1,565)

Net Increase (Decrease) in Net Assets Resulting from Operations	8,184	8,710	2,036

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(3,226)	(3,134)	(3,567)

Total Distributions(c)(d)	(3,226)	(3,134)	(3,567)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	4,496	31,164	84,266

Total Increase (Decrease) in Net Assets	9,454	36,740	82,735

Net Assets:

Beginning of year or period	243,926	207,186	124,451
End of year or period	$253,380	$243,926	$207,186

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 10, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 97.7%

CALIFORNIA 88.6%

Baldwin Park Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
4.000% due 08/01/2022	$715	$772

California Health Facilities Financing Authority Revenue Bonds, Series 2012
5.000% due 10/01/2033	1,035	1,140

California State General Obligation Bonds, Series 2009
5.000% due 10/01/2029	1,000	1,003

California State General Obligation Bonds, Series 2016
5.000% due 09/01/2027	1,075	1,333

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	1,000	1,311

California State Public Works Board Revenue Notes, Series 2015
5.000% due 06/01/2025	750	900

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,085

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	762

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	231

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	707

Capistrano Unified School District Community Facilities District No 90-2, California Special Tax Notes, (BAM Insured), Series 2016
2.500% due 09/01/2021	710	727

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2022	855	949
5.000% due 09/01/2023	610	698

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	729

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	$675	$765

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2012
3.500% due 12/01/2025	455	469

El Dorado County, California Special Tax Notes, Series 2012
5.000% due 09/01/2022	850	942

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	614

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	1,053

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,835

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	330	383

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	775	821

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	2,165	2,453
5.000% due 06/01/2030	250	283

Imperial Community College District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2029	660	725

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	660

Laguna Beach, California Special Assessment Notes, Series 2016
2.000% due 09/02/2021	300	303

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2014
5.000% due 09/01/2020	205	212

Los Angeles Department of Airports, California Revenue Bonds, Series 2012
5.000% due 05/15/2030	400	439

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,117

Los Angeles Unified School District, California General Obligation Notes, Series 2019
5.000% due 07/01/2027	1,575	1,988

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	$375	$453

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2020	510	529
5.000% due 10/01/2024	655	771
5.000% due 10/01/2025	695	840

Modesto Irrigation District, California Revenue Bonds, Series 2010
5.000% due 10/01/2027	270	280

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (a)	1,425	1,518

Orange Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
5.000% due 09/01/2022	400	445

Palmdale Elementary School District, California Certificates of Participation Notes, (NPFGC Insured), Series 2016
3.000% due 10/01/2021	855	886

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	532

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	242

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 12/15/2021	365	396

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,730	2,152

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	288
5.000% due 09/01/2025	350	412

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,375

Poway Unified School District, California Special Tax Notes, Series 2016
3.000% due 09/01/2021	970	1,004

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	$250	$263
5.000% due 11/01/2026	720	797

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	365

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, Series 2017
5.000% due 10/01/2025	875	1,061

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	951

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	235

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,721

San Luis Water District, California Certificates of Participation Notes, Series 2017
5.000% due 08/01/2022	1,090	1,206

Santa Clara County, California Board of Education Certificates of Participation Notes, Series 2016
5.000% due 04/01/2021	225	238

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	336

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	1,525	1,535

Sonoma Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2010
5.000% due 12/01/2030	500	520

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	1,967

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	593

Stockton Unified School District, California General Obligation Bonds, (BAM Insured), Series 2016
5.000% due 08/01/2027	1,200	1,471

Stockton Unified School District, California General Obligation Bonds, Series 2016
5.000% due 08/01/2026	1,835	2,235

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	506

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	$375	$405

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	871

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	256

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,240

		59,350

ILLINOIS 8.6%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	625	668

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	564

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,154
5.000% due 01/01/2031	2,000	2,297

Grundy & Kendall Counties Consolidated Grade School District No 60-C, Illinois General Obligation Notes, Series 2016
4.000% due 02/01/2021	255	264

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	780

		5,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.2%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	$125	$134

PENNSYLVANIA 0.3%

Wellsboro Area School District, Pennsylvania General Obligation Notes, (AGM Insured), Series 2016
3.000% due 04/15/2021	225	231

Total Municipal Bonds & Notes (Cost $62,983)		65,442

	SHARES
SHORT-TERM INSTRUMENTS 1.3%

MUTUAL FUNDS 1.3%

Fidelity Investments Money Market Government Portfolio, Class I	896,605	897

Total Short-Term Instruments (Cost $897)		897

Total Investments in Securities (Cost $63,880)		66,339

Total Investments 99.0% (Cost $63,880)		$66,339

Other Assets and Liabilities, net 1.0%		642

Net Assets 100.0%		$66,981

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund (Cont.)

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$59,350	$0	$59,350
Illinois	0	5,727	0	5,727
Kentucky	0	134	0	134
Pennsylvania	0	231	0	231
Short-Term Instruments
Mutual Funds	897	0	0	897
Total Investments	$897	$65,442	$0	$66,339

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

MUNICIPAL BONDS & NOTES 95.4%

CALIFORNIA 84.6%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,193

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2033	4,400	4,724
5.000% due 10/01/2034	2,465	2,648

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,190	1,303

Bret Harte Union High School District, California Certificates of Participation Bonds, (AMBAC Insured), Series 2006
4.250% due 09/01/2020	80	80

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	508

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2010
6.000% due 09/01/2037	4,625	4,820

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,120

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	135

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State General Obligation Bonds, Series 2009
5.500% due 11/01/2039	7,805	7,830
6.000% due 11/01/2039	2,650	2,660

California State Public Works Board Revenue Bonds, Series 2010
5.400% due 03/01/2026	500	509

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,100	4,520

California State Public Works Board Revenue Notes, Series 2011
5.000% due 10/01/2019	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.250% due 11/01/2030	$4,100	$4,266

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,568

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,176
5.750% due 08/01/2033	1,910	2,247

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	2,575	2,822

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,800

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	9,325	2,658
0.000% due 08/01/2044 (a)	31,400	6,330

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,759

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,597

Fresno Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2041 (a)	1,600	395

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	5,012

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	1,500	1,752
5.000% due 06/01/2045	4,525	5,257

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,003

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	3,600	3,682

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,181
5.000% due 05/15/2042	1,330	1,549

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	10,235

Los Angeles Department of Water, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	4,700	5,164

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.250% due 07/01/2034	$5,050	$5,195

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,321
5.000% due 09/01/2043	4,165	4,296
5.000% due 09/01/2045	2,500	2,578

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
2.008% (US0003M+0.580%) due 09/01/2027 ~	3,185	3,169
2.060% (US0003M+0.630%) due 09/01/2037 ~	1,600	1,569

Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2013
6.625% due 08/01/2038	2,650	2,916

Oxnard School District, California General Obligation Bonds, (NPFGC Insured), Series 2001
5.750% due 08/01/2030	770	881

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,696

Regents of the University of California Medical Center Pooled Revenue Bonds, (NPFGC Insured), Series 2007
2.190% (US0003M+0.740%) due 05/15/2043 ~	5,305	4,958

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,320

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,414

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.962% (US0003M+0.530%) due 12/01/2035 ~	9,525	9,148

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,144

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.980% (US0003M+0.550%) due 06/01/2034 ~	2,000	1,903

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,456

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	$3,230	$3,830

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,398

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,100

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,801
5.250% due 05/01/2033	1,520	1,710

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	3,865	4,378
5.000% due 05/01/2044	4,640	5,247

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	5,181

San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2025 (a)	1,000	770

San Ysidro School District, California Certificates of Participation Bonds, (BAM Insured), Series 2017
5.000% due 09/01/2042	1,250	1,372

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,258

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,300	1,544

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	850

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,808

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,979

Walnut Energy Center Authority, California Revenue Bonds, Series 2010
5.000% due 01/01/2035	4,900	4,944

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,189

		211,617

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 7.3%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	$1,000	$1,124

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.250% due 01/01/2037	1,795	1,852
5.250% due 01/01/2040	3,895	4,013

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,324

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,127

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,112
5.000% due 01/01/2035	1,000	1,096
5.000% due 01/01/2040	2,325	2,530

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,978

Illinois Finance Authority Revenue Bonds, Series 2011
5.625% due 08/15/2031	1,000	1,068

		18,224

PENNSYLVANIA 1.5%

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2042	1,200	1,296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	$2,100	$2,395

		3,691

UTAH 2.0%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	4,700	4,938

Total Municipal Bonds & Notes (Cost $228,017)		238,470

	SHARES
SHORT-TERM INSTRUMENTS 3.5%

MUTUAL FUNDS 3.5%

Fidelity Investments Money Market Government Portfolio, Class I	8,834,126	8,834

Total Short-Term Instruments (Cost $8,834)		8,834

Total Investments in Securities (Cost $236,851)		247,304

Total Investments 98.9% (Cost $236,851)		$247,304

Other Assets and Liabilities, net 1.1%		2,801

Net Assets 100.0%		$250,105

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$211,617	$0	$211,617
Illinois	0	18,224	0	18,224
Pennsylvania	0	3,691	0	3,691
Utah	0	4,938	0	4,938
Short-Term Instruments
Mutual Funds	8,834	0	0	8,834
Total Investments	$8,834	$238,470	$0	$247,304

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund

(Unaudited)

September 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

MUNICIPAL BONDS & NOTES 98.3%

CALIFORNIA 0.7%

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	$1,070	$1,077

CONNECTICUT 14.3%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,768

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,702
5.000% due 01/01/2028	1,475	1,839

Connecticut State General Obligation Bonds, Series 2012
4.000% due 09/15/2028	3,190	3,391
5.000% due 09/15/2023	1,000	1,104

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,110
5.000% due 11/15/2028	195	231

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,963

Connecticut State General Obligation Notes, Series 2016
4.000% due 05/15/2025	3,800	4,256

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,630

		22,994

ILLINOIS 23.3%

Champaign County, Illinois Community Unit School District No 116 Urbana General Obligation Notes, Series 2017
4.000% due 01/01/2027	1,195	1,350
4.000% due 01/01/2028	1,245	1,401

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2034	2,100	2,482

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	540	607
5.500% due 01/01/2033	2,325	2,626

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,102
5.000% due 01/01/2027	5,580	6,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/01/2028	$2,735	$3,064

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,148

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	268

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	701

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Notes, Series 2016
4.000% due 12/01/2024	645	716
5.000% due 12/01/2022	1,190	1,309
5.000% due 12/01/2023	1,140	1,288

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,353

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	804
4.000% due 12/01/2030	1,020	1,127

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	582
4.000% due 12/01/2025	1,000	1,117

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	904

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	548

University of Illinois Revenue Bonds, Series 2012
5.000% due 04/01/2026	4,560	4,863

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	815

		37,442

IOWA 1.7%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	1,220	1,356
4.000% due 06/01/2025	1,270	1,438

		2,794

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 7.4%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	$300	$318

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	404
3.000% due 02/01/2025	425	454
3.000% due 02/01/2026	630	677

Grant County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2024	420	442

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,227

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,394

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	297

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	842
5.000% due 05/01/2023	630	705

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,143

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,438

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,509

		11,850

LOUISIANA 10.7%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2022	1,200	1,322
5.000% due 10/01/2024	2,075	2,410
5.000% due 10/01/2027	4,800	5,975

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,382

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	3,920	4,798

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,335

		17,222

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 4.9%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	$175	$212

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,271

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	410

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	239

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,428
5.000% due 05/01/2029	1,225	1,438

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	825

Lansing School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2012
5.000% due 05/01/2021	210	222

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	945

Paw Paw Public Schools, Michigan General Obligation Bonds, (NPFGC/Q-SBLF Insured), Series 1998
5.000% due 05/01/2021	610	633

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	219

		7,842

MISSOURI 1.7%

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	300	344

Springfield, Missouri Revenue Notes, Series 2016
2.000% due 05/01/2022	1,095	1,109
3.000% due 05/01/2023	1,250	1,310

		2,763

NEW JERSEY 1.3%

Essex County, New Jersey Improvement Authority Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 11/01/2032	1,000	1,002

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Robbinsville Board of Education, New Jersey General Obligation Bonds, (AGM Insured), Series 2005
5.250% due 01/01/2023	$1,000	$1,114

		2,116

NEW YORK 0.3%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	400	445

OHIO 1.1%

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,180

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	220
4.000% due 12/01/2024	200	225

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2025	215	245

		1,870

PENNSYLVANIA 14.8%

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,030
3.000% due 09/01/2021	1,060	1,089

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,771

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,370

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	1,825	2,160
5.000% due 08/15/2031	2,000	2,367

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,392

Commonwealth of Pennsylvania General Obligation Notes, Series 2013
5.000% due 10/15/2023	600	686

Commonwealth of Pennsylvania General Obligation Notes, Series 2015
5.000% due 03/15/2024	1,555	1,797

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 09/15/2026	$1,125	$1,379

Deer Lakes School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2013
2.625% due 04/01/2025	365	365

East Stroudsburg Area School District, Pennsylvania General Obligation Notes, Series 2015
2.000% due 09/01/2021	1,460	1,469

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
5.000% due 07/01/2032	525	556

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,437

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	2,585	3,094

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	241

Wyalusing Area School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2016
2.000% due 04/01/2021	430	433

York Suburban School District, Pennsylvania General Obligation Bonds, (BAM Insured), Series 2012
2.250% due 05/01/2023	1,120	1,121

		23,757

RHODE ISLAND 0.7%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,097

TEXAS 13.5%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	883

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	571

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	1,245	1,320

Fort Bend County, Texas Levee Improvement District No 15 General Obligation Notes, Series 2017
1.500% due 09/01/2021	1,750	1,754

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fort Worth, Texas Revenue Bonds, Series 2017
5.000% due 03/01/2031	$1,600	$1,845

Harris County, Texas Municipal Utility District No 290 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2021	750	758

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
2.000% due 09/01/2021	235	237
3.000% due 09/01/2024	235	247
3.000% due 09/01/2025	235	247

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	937
3.000% due 09/01/2027	860	919

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	326

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,432

League City, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2030	295	309

Lower Colorado River Authority, Texas Revenue Bonds, Series 2010
5.000% due 05/15/2030	275	281

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	981

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	330

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,631

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	2,750	3,063

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	621

		21,692

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	$155	$157

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	471

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	609

WISCONSIN 1.1%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,854

Total Municipal Bonds & Notes (Cost $153,034)		158,052

	SHARES
SHORT-TERM INSTRUMENTS 0.8%

MUTUAL FUNDS 0.8%

Fidelity Investments Money Market Government Portfolio, Class I	1,291,480	1,291

Total Short-Term Instruments (Cost $1,291)		1,291

Total Investments in Securities (Cost $154,325)		159,343

Total Investments 99.1% (Cost $154,325)		$159,343

Other Assets and Liabilities, net 0.9%		1,366

Net Assets 100.0%		$160,709

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$1,077	$0	$1,077
Connecticut	0	22,994	0	22,994
Illinois	0	37,442	0	37,442
Iowa	0	2,794	0	2,794
Kentucky	0	11,850	0	11,850
Louisiana	0	17,222	0	17,222
Michigan	0	7,842	0	7,842
Missouri	0	2,763	0	2,763
New Jersey	0	2,116	0	2,116
New York	0	445	0	445
Ohio	0	1,870	0	1,870
Pennsylvania	0	23,757	0	23,757
Rhode Island	0	1,097	0	1,097
Texas	0	21,692	0	21,692
Vermont	0	157	0	157
Washington	0	471	0	471
West Virginia	0	609	0	609
Wisconsin	0	1,854	0	1,854
Short-Term Instruments
Mutual Funds	1,291	0	0	1,291
Total Investments	$1,291	$158,052	$0	$159,343

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.8%

MUNICIPAL BONDS & NOTES 93.4%

ALABAMA 0.4%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,094

CALIFORNIA 5.2%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	55	55

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	131

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,169

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	7,475	2,130

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	799

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,643

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
2.008% (US0003M) due 09/01/2027 ~	1,000	995

Natomas Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2026 (a)	1,000	690
0.000% due 08/01/2027 (a)	1,000	652

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
1.962% (US0003M) due 12/01/2035 ~	3,050	2,929

		13,193

COLORADO 6.7%

Aurora, Colorado Revenue Bonds, Series 2010
5.000% due 12/01/2040	2,000	2,043

Colorado Department of Transportation State Certificates of Participation Bonds, Series 2016
5.000% due 06/15/2041	1,350	1,354

Colorado Health Facilities Authority Revenue Bonds, Series 2010
5.000% due 01/01/2040	4,660	4,702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regional Transportation District, Colorado Revenue Bonds, Series 2010
5.000% due 11/01/2038	$2,500	$2,591

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	5,850	6,376

		17,066

CONNECTICUT 7.6%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2034	2,425	2,780

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,213
5.000% due 10/01/2037	5,710	6,980
5.000% due 01/01/2038	2,340	2,817
5.000% due 10/01/2038	4,370	5,325

		19,115

DISTRICT OF COLUMBIA 1.6%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	4,137

FLORIDA 5.0%

Florida’s Turnpike Enterprise Revenue Bonds, Series 2010
5.000% due 07/01/2040	2,000	2,072

Highlands County, Florida Health Facilities Authority Revenue Bonds, Series 2008
6.000% due 11/15/2037	1,600	1,609

Miami Beach, Florida Stormwater Revenue Bonds, Series 2017
5.000% due 09/01/2047	2,500	2,735

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,350

		12,766

ILLINOIS 19.5%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2011
5.750% due 01/01/2039	1,425	1,499

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	2,465	2,861
5.000% due 01/01/2046	1,340	1,507

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	$1,000	$1,184
5.000% due 01/01/2036	2,925	3,442
5.000% due 01/01/2041	5,665	6,598

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.000% due 01/01/2027	2,000	2,066
5.000% due 01/01/2033	980	998

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	979

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	593
5.750% due 01/01/2038	3,000	3,401

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,149

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	3,998

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,735

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,572

University of Illinois Revenue Bonds, Series 2011
5.125% due 04/01/2036	1,030	1,077

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,689

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	1,008
5.000% due 04/01/2044	3,475	3,872

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,183

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	934

		49,345

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,188

Indiana Finance Authority Revenue Bonds, Series 2012
5.000% due 05/01/2042	1,950	2,121

		4,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KANSAS 0.4%

Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	$55	$55

Topeka Public Building Commission, Kansas Revenue Bonds, (NPFGC Insured), Series 2007
5.000% due 06/01/2022	1,000	1,013

		1,068

LOUISIANA 2.5%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,700	4,110

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,144

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,125

		6,379

MARYLAND 0.3%

Montgomery County, Maryland Housing Opportunites Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	639

MASSACHUSETTS 0.1%

Massachusetts Housing Finance Agency Revenue Bonds, Series 2010
5.000% due 12/01/2030	310	311

MICHIGAN 3.3%

Lansing Board of Water & Light, Michigan Revenue Bonds, Series 2011
5.000% due 07/01/2037	3,325	3,529

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	550	588
5.375% due 10/15/2041	1,300	1,400

Michigan State University Revenue Bonds, Series 2010
5.000% due 02/15/2044	2,695	2,726

		8,243

MISSOURI 0.4%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2013
5.000% due 06/01/2033	1,000	1,085

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 9.0%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2038	$2,055	$2,311
5.000% due 11/15/2043	5,810	6,462

New York City, New York Water & Sewer System Revenue Bonds, Series 2011
5.375% due 06/15/2043	5,000	5,247

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	2,200	2,262

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,858

Schenectady Metroplex Development Authority, New York Revenue Bonds, (AGM Insured), Series 2014
5.500% due 08/01/2033	1,410	1,621

		22,761

NORTH CAROLINA 1.9%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,830

OHIO 6.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	2,950	3,164

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,120

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,364

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,070

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	4,007

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,582

		16,307

PENNSYLVANIA 11.5%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,762

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	$2,675	$2,996

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,146
5.000% due 12/01/2044	6,465	7,375

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,165
5.000% due 12/01/2045	3,750	4,348

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	2,600	3,048

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,466

		29,126

SOUTH CAROLINA 2.1%

Florence County, South Carolina Revenue Bonds, Series 2010
5.000% due 11/01/2037	5,075	5,238

TEXAS 3.1%

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,500	2,696

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,136

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2043	1,000	1,038

Harris County, Texas Revenue Bonds, Series 2009
5.000% due 08/15/2038	1,435	1,439

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,520

		7,829

UTAH 0.6%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	1,375	1,445

VIRGINIA 1.1%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,806

44	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 3.0%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	$1,715	$1,895

Port of Seattle, Washington Revenue Bonds, Series 2010
5.000% due 06/01/2040	1,000	1,021

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,717

		7,633

Total Municipal Bonds & Notes (Cost $224,521)		236,725

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.4%

MUTUAL FUNDS 5.4%

Fidelity Investments Money Market Government Portfolio, Class I	13,643,836	$13,644

Total Short-Term Instruments (Cost $13,644)		13,644

Total Investments in Securities (Cost $238,165)		250,369

Total Investments 98.8% (Cost $238,165)		$250,369

Other Assets and Liabilities, net 1.2%		3,011

Net Assets 100.0%		$253,380

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,094	$0	$1,094
California	0	13,193	0	13,193
Colorado	0	17,066	0	17,066
Connecticut	0	19,115	0	19,115
District of Columbia	0	4,137	0	4,137
Florida	0	12,766	0	12,766
Illinois	0	49,345	0	49,345
Indiana	0	4,309	0	4,309
Kansas	0	1,068	0	1,068
Louisiana	0	6,379	0	6,379
Maryland	0	639	0	639
Massachusetts	0	311	0	311
Michigan	0	8,243	0	8,243
Missouri	0	1,085	0	1,085
New York	0	22,761	0	22,761
North Carolina	0	4,830	0	4,830
Ohio	0	16,307	0	16,307

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Pennsylvania	$0	$29,126	$0	$29,126
South Carolina	0	5,238	0	5,238
Texas	0	7,829	0	7,829
Utah	0	1,445	0	1,445
Virginia	0	2,806	0	2,806
Washington	0	7,633	0	7,633
Short-Term Instruments
Mutual Funds	13,644	0	0	13,644
Total Investments	$13,644	$236,725	$0	$250,369

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

46	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Gurtin California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

48	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the

50	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

52	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing a uniform mortgage-backed security in place of their current offerings of To-Be-Announced (“TBA”)-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

5. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

New/Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

54	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk is the risk that if interest rates rise, prepayments of principal on certain callable fixed-income securities may occur less quickly and, as a result, the expected receipt of principal on such callable fixed-income securities could lengthen. Because payments are made later than expected, a Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing rate.

Prepayment Risk is the risk that prepayment of fixed-income securities, which is more common when interest rates are declining, may shorten such securities’ effective maturity, reduce a Fund’s return and cause the Fund to reinvest in lower yielding securities.

When-Issued Securities Risk is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Instruments Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

56	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

Taxation Risk is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax (or California state income tax, as applicable), a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO Gurtin California Municipal Intermediate Value Fund	0.30%(1)	0.20%
PIMCO Gurtin California Municipal Opportunistic Value Fund	0.40%(2)	0.23%
PIMCO Gurtin National Municipal Intermediate Value Fund	0.30%(1)	0.20%

PIMCO Gurtin National Municipal Opportunistic Value Fund	0.40%(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; and (v) extraordinary expense, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee for each Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

58	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 6, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0	$5,552	$673

PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0	9,078	11,932

PIMCO Gurtin National Municipal Intermediate Value Fund	0	0	14,051	11,833

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0	7,953	7,379

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

10. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Gurtin California Municipal Intermediate Value Fund

	Six Months Ended September 30, 2019 (Unaudited)		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	465	$4,904	483	$4,877	1,972	$19,801

Issued as reinvestment of distributions

Institutional Class	49	516	50	509	132	1,329

Cost of shares redeemed

Institutional Class	(188)	(1,978)	(944)	(9,399)	(3,809)	(38,191)

Net increase (decrease) resulting from Fund share transactions	326	$3,442	(411)	$(4,013)	(1,705)	$(17,061)

	PIMCO Gurtin California Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2019 (Unaudited)		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,254	$12,799	4,566	$45,780	8,045	$80,902

Issued as reinvestment of distributions

Institutional Class	292	2,995	289	2,908	438	4,400

Cost of shares redeemed

Institutional Class	(1,287)	(13,160)	(3,777)	(37,778)	(4,162)	(41,843)

Net increase (decrease) resulting from Fund share transactions	259	$2,634	1,078	$10,910	4,321	$43,459

	PIMCO Gurtin National Municipal Intermediate Value Fund

	Six Months Ended September 30, 2019 (Unaudited)		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,204	$22,944	1,793	$18,075	5,929	$59,252

Issued as reinvestment of distributions

Institutional Class	142	1,484	141	1,418	357	3,560

Cost of shares redeemed

Institutional Class	(2,987)	(31,006)	(2,598)	(25,777)	(10,815)	(107,624)

Net increase (decrease) resulting from Fund share transactions	(641)	$(6,578)	(664)	$(6,284)	(4,529)	$(44,812)

60	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2019

	PIMCO Gurtin National Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2019 (Unaudited)		Period from October 1, 2018 to March 31, 2019(a)(b)		Year Ended September 30, 2018

	Shares	Amount	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,504	$15,610	5,530	$55,565	11,264	$113,198

Issued as reinvestment of distributions

Institutional Class	293	3,051	294	2,966	336	3,376

Cost of shares redeemed

Institutional Class	(1,361)	(14,165)	(2,730)	(27,367)	(3,212)	(32,308)

Net increase (decrease) resulting from Fund share transactions	436	$4,496	3,094	$31,164	8,388	$84,266

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(b)	Fiscal year end changed from September 30th to March 31st.

11. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Gurtin California Municipal Intermediate Value Fund	$28	$289

PIMCO Gurtin California Municipal Opportunistic Value Fund	69	0

PIMCO Gurtin National Municipal Intermediate Value Fund	693	678

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Gurtin California Municipal Intermediate Value Fund	$63,880	$2,477	$(18)	$2,459

PIMCO Gurtin California Municipal Opportunistic Value Fund	236,858	11,000	(554)	10,446

PIMCO Gurtin National Municipal Intermediate Value Fund	154,325	5,060	(42)	5,018

PIMCO Gurtin National Municipal Opportunistic Value Fund	238,165	12,363	(159)	12,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

62	MUNICIPAL VALUE FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	PSF	Public School Fund
BAM	Build America Mutual Assurance	Q-SBLF	Qualified School Bond Loan Fund
CM	California Mortgage Insurance	SGI	Syncora Guarantee, Inc.
FHA	Federal Housing Administration

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

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where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

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investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

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investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

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With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4018SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Real Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO REAL RETURN FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Real Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Real Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO REAL RETURN FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, 1-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Real Return Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/27/18	04/28/00	01/29/97	01/29/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO REAL RETURN FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Real Return Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	3.85%	6.53%	2.12%	3.51%	5.68%
PIMCO Real Return Fund I-2	3.80%	6.43%	2.02%	3.41%	5.58%
PIMCO Real Return Fund I-3	3.77%	6.38%	1.97%	3.36%	5.53%
PIMCO Real Return Fund Administrative Class	3.72%	6.27%	1.87%	3.25%	5.41%
PIMCO Real Return Fund Class A	3.65%	6.11%	1.72%	3.09%	5.23%
PIMCO Real Return Fund Class A (adjusted)	(0.24)%	2.13%	0.94%	2.78%	5.09%
PIMCO Real Return Fund Class C	3.39%	5.59%	1.21%	2.58%	4.71%
PIMCO Real Return Fund Class C (adjusted)	2.39%	4.59%	1.21%	2.58%	4.71%
PIMCO Real Return Fund Class R	3.52%	5.85%	1.47%	2.83%	4.96%
Bloomberg Barclays U.S. TIPS Index	4.25%	7.13%	2.45%	3.46%	5.21%
Lipper Inflation-Protected Bond Funds Average	3.18%	5.28%	1.70%	2.73%	4.30%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.98% for Institutional Class shares, 1.08% for I-2 shares, 1.18% for I-3 shares, 1.23% for Administrative Class shares, 1.38% for Class A shares, 1.88% for Class C shares, and 1.63% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	I-2 - PRLPX	I-3 - PRNPX	Administrative Class - PARRX
Class A - PRTNX	Class C - PRTCX	Class R - PRRRX

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	60.2%
U.S. Government Agencies	17.3%
Sovereign Issues	7.3%
Corporate Bonds & Notes	5.5%
Asset-Backed Securities	5.1%
Non-Agency Mortgage-Backed Securities	3.2%
Short-Term Instruments‡	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to German nominal duration over Q2 2019 contributed to relative performance, as German nominal rates decreased.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields decreased.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields decreased.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) detracted from relative performance, as U.S. BEI spreads decreased.

»	Underweight exposure to Italian nominal duration over Q2 2019 detracted from relative performance, as Italian nominal yields decreased over this period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Real Return Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,038.50	$2.65	$1,000.00	$1,022.40	$2.63	0.52%
I-2	1,000.00	1,038.00	3.16	1,000.00	1,021.90	3.13	0.62
I-3	1,000.00	1,037.70	3.41	1,000.00	1,021.65	3.39	0.67
Administrative Class	1,000.00	1,037.20	3.92	1,000.00	1,021.15	3.89	0.77
Class A	1,000.00	1,036.50	4.68	1,000.00	1,020.40	4.65	0.92
Class C	1,000.00	1,033.90	7.22	1,000.00	1,017.90	7.16	1.42
Class R	1,000.00	1,035.20	5.95	1,000.00	1,019.15	5.91	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Real Return Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$10.91	$0.20	$0.22	$0.42	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	10.90	0.23	0.04	0.27	(0.26)	0.00	0.00	(0.26)

03/31/2018	11.06	0.28	(0.17)	0.11	(0.27)	0.00	0.00	(0.27)

03/31/2017	10.92	0.35	(0.05)	0.30	(0.16)	0.00	0.00	(0.16)

03/31/2016	11.06	0.23	(0.26)	(0.03)	(0.04)	0.00	(0.07)	(0.11)

03/31/2015	11.18	0.05	0.25	0.30	(0.42)	(0.00)	0.00	(0.42)

I-2

04/01/2019 - 09/30/2019+	10.91	0.20	0.21	0.41	(0.14)	0.00	0.00	(0.14)

03/31/2019	10.90	0.24	0.02	0.26	(0.25)	0.00	0.00	(0.25)

03/31/2018	11.06	0.27	(0.17)	0.10	(0.26)	0.00	0.00	(0.26)

03/31/2017	10.92	0.36	(0.07)	0.29	(0.15)	0.00	0.00	(0.15)

03/31/2016	11.06	0.21	(0.26)	(0.05)	(0.03)	0.00	(0.06)	(0.09)

03/31/2015	11.18	(0.00)	0.29	0.29	(0.41)	(0.00)	0.00	(0.41)

I-3

04/01/2019 - 09/30/2019+	10.91	0.24	0.17	0.41	(0.14)	0.00	0.00	(0.14)

04/27/2018 - 03/31/2019	10.84	0.00	0.27	0.27	(0.20)	0.00	0.00	(0.20)

Administrative Class

04/01/2019 - 09/30/2019+	10.91	0.19	0.22	0.41	(0.14)	0.00	0.00	(0.14)

03/31/2019	10.90	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	11.06	0.26	(0.18)	0.08	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.92	0.34	(0.07)	0.27	(0.13)	0.00	0.00	(0.13)

03/31/2016	11.06	0.20	(0.26)	(0.06)	(0.03)	0.00	(0.05)	(0.08)

03/31/2015	11.18	0.03	0.24	0.27	(0.39)	(0.00)	0.00	(0.39)

Class A

04/01/2019 - 09/30/2019+	10.91	0.18	0.22	0.40	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.90	0.19	0.04	0.23	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.06	0.24	(0.18)	0.06	(0.22)	0.00	0.00	(0.22)

03/31/2017	10.92	0.32	(0.06)	0.26	(0.12)	0.00	0.00	(0.12)

03/31/2016	11.06	0.18	(0.26)	(0.08)	(0.02)	0.00	(0.04)	(0.06)

03/31/2015	11.18	0.04	0.22	0.26	(0.38)	(0.00)	0.00	(0.38)

12	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.18	3.85%	$5,634,378	0.52	%*	0.52	%*	0.45	%*	0.45	%*	3.64	%*	179%

10.91	2.54	5,517,445	0.98		0.98		0.45		0.45		2.12		254

10.90	0.97	5,897,511	0.88		0.88		0.45		0.45		2.57		165

11.06	2.77	6,244,022	0.64		0.64		0.45		0.45		3.19		168

10.92	(0.30)	5,567,545	0.58		0.58		0.45		0.45		2.15		102

11.06	2.77	6,944,302	0.50		0.50		0.45		0.45		0.40		117

11.18	3.80	947,141	0.62	*	0.62	*	0.55	*	0.55	*	3.58	*	179

10.91	2.44	974,012	1.08		1.08		0.55		0.55		2.26		254

10.90	0.87	1,526,955	0.98		0.98		0.55		0.55		2.47		165

11.06	2.67	1,314,546	0.74		0.74		0.55		0.55		3.21		168

10.92	(0.40)	737,538	0.68		0.68		0.55		0.55		1.96		102

11.06	2.67	836,420	0.60		0.60		0.55		0.55		0.01		117

11.18	3.77	7,756	0.67	*	0.72	*	0.60	*	0.65	*	4.44	*	179

10.91	2.52	547,619	1.13	*	1.18	*	0.60	*	0.65	*	(0.02	)*	254

11.18	3.72	323,657	0.77	*	0.77	*	0.70	*	0.70	*	3.42	*	179

10.91	2.28	326,112	1.23		1.23		0.70		0.70		2.02		254

10.90	0.72	467,089	1.13		1.13		0.70		0.70		2.34		165

11.06	2.51	566,810	0.89		0.89		0.70		0.70		3.05		168

10.92	(0.55)	644,290	0.83		0.83		0.70		0.70		1.86		102

11.06	2.51	936,651	0.75		0.75		0.70		0.70		0.29		117

11.18	3.65	1,891,213	0.92	*	0.92	*	0.85	*	0.85	*	3.27	*	179

10.91	2.13	1,925,170	1.38		1.38		0.85		0.85		1.78		254

10.90	0.57	2,270,060	1.28		1.28		0.85		0.85		2.20		165

11.06	2.36	1,735,196	1.04		1.04		0.85		0.85		2.89		168

10.92	(0.69)	1,914,434	0.98		0.98		0.85		0.85		1.68		102

11.06	2.36	2,227,419	0.90		0.90		0.85		0.85		0.32		117

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Real Return Fund (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$10.91	$0.16	$0.21	$0.37	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	10.90	0.15	0.02	0.17	(0.16)	0.00	0.00	(0.16)

03/31/2018	11.06	0.19	(0.18)	0.01	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.92	0.27	(0.07)	0.20	(0.06)	0.00	0.00	(0.06)

03/31/2016	11.06	0.13	(0.26)	(0.13)	(0.00)	0.00	(0.01)	(0.01)

03/31/2015	11.18	(0.02)	0.22	0.20	(0.32)	(0.00)	0.00	(0.32)

Class R

04/01/2019 - 09/30/2019+	10.91	0.17	0.21	0.38	(0.11)	0.00	0.00	(0.11)

03/31/2019	10.90	0.16	0.04	0.20	(0.19)	0.00	0.00	(0.19)

03/31/2018	11.06	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.92	0.29	(0.06)	0.23	(0.09)	0.00	0.00	(0.09)

03/31/2016	11.06	0.15	(0.25)	(0.10)	(0.02)	0.00	(0.02)	(0.04)

03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)	0.00	(0.35)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.18	3.39%	$181,805	1.42	% *	1.42	% *	1.35	% *	1.35	% *	2.95	% *	179%

10.91	1.62	247,192	1.88		1.88		1.35		1.35		1.36		254

10.90	0.07	365,067	1.78		1.78		1.35		1.35		1.70		165

11.06	1.85	700,614	1.54		1.54		1.35		1.35		2.39		168

10.92	(1.19)	826,925	1.48		1.48		1.35		1.35		1.25		102

11.06	1.85	1,081,034	1.40		1.40		1.35		1.35		(0.19)		117

11.18	3.52	238,148	1.17	*	1.17	*	1.10	*	1.10	*	3.02	*	179

10.91	1.88	241,378	1.63		1.63		1.10		1.10		1.52		254

10.90	0.32	281,230	1.53		1.53		1.10		1.10		1.93		165

11.06	2.10	316,281	1.29		1.29		1.10		1.10		2.62		168

10.92	(0.94)	336,691	1.23		1.23		1.10		1.10		1.42		102

11.06	2.11	390,425	1.15		1.15		1.10		1.10		(0.22)		117

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$11,577,088
Investments in Affiliates	157,135

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,700
Over the counter	29,976
Cash	1
Deposits with counterparty	11,779
Foreign currency, at value	16,534
Receivable for investments sold	14,297
Receivable for investments sold on a delayed-delivery basis	2,285
Receivable for TBA investments sold	2,726,704
Receivable for Fund shares sold	36,652
Interest and/or dividends receivable	38,353
Dividends receivable from Affiliates	96
Other assets	119

Total Assets	14,614,719

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$627,701

Financial Derivative Instruments
Exchange-traded or centrally cleared	5,580
Over the counter	31,853
Payable for investments purchased	26,397
Payable for investments in Affiliates purchased	96
Payable for TBA investments purchased	4,659,519
Deposits from counterparty	18,636
Payable for Fund shares redeemed	15,742
Distributions payable	854
Accrued investment advisory fees	1,819
Accrued supervisory and administrative fees	1,799
Accrued distribution fees	179
Accrued servicing fees	445
Other liabilities	1

Total Liabilities	5,390,621

Net Assets	$9,224,098

Net Assets Consist of:

Paid in capital	$9,387,366
Distributable earnings (accumulated loss)	(163,268)

Net Assets	$9,224,098

Cost of investments in securities	$11,262,051
Cost of investments in Affiliates	$157,126
Cost of foreign currency held	$16,608
Cost or premiums of financial derivative instruments, net	$(21,295)

* Includes repurchase agreements of:	$5,113

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$5,634,378
I-2	947,141
I-3	7,756
Administrative Class	323,657
Class A	1,891,213
Class C	181,805
Class R	238,148

Shares Issued and Outstanding:

Institutional Class	503,761
I-2	84,679
I-3	693
Administrative Class	28,937
Class A	169,087
Class C	16,255
Class R	21,292

Net Asset Value Per Share Outstanding:

Institutional Class	$11.18
I-2	11.18
I-3	11.18
Administrative Class	11.18
Class A	11.18
Class C	11.18
Class R	11.18

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO Real Return Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$196,288
Dividends	102
Dividends from Investments in Affiliates	1,227
Total Income	197,617

Expenses:

Investment advisory fees	11,810
Supervisory and administrative fees	11,757
Distribution and/or servicing fees - Administrative Class	408
Distribution fees - Class C	540
Distribution fees - Class R	302
Servicing fees - Class A	2,382
Servicing fees - Class C	270
Servicing fees - Class R	302
Trustee fees	16
Interest expense	3,454
Total Expenses	31,241
Waiver and/or Reimbursement by PIMCO	(10)
Net Expenses	31,231

Net Investment Income (Loss)	166,386

Net Realized Gain (Loss):

Investments in securities	91,875
Investments in Affiliates	65
Exchange-traded or centrally cleared financial derivative instruments	(129,983)
Over the counter financial derivative instruments	97,598
Foreign currency	(4,980)

Net Realized Gain (Loss)	54,575

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	157,659
Investments in Affiliates	9
Exchange-traded or centrally cleared financial derivative instruments	(2,337)
Over the counter financial derivative instruments	(22,208)
Foreign currency assets and liabilities	(2,951)

Net Change in Unrealized Appreciation (Depreciation)	130,172

Net Increase (Decrease) in Net Assets Resulting from Operations	$351,133

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$166,386	$201,326
Net realized gain (loss)	54,575	(110,016)
Net change in unrealized appreciation (depreciation)	130,172	127,636

Net Increase (Decrease) in Net Assets Resulting from Operations	351,133	218,946

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(76,793)	(137,201)
I-2	(12,927)	(33,072)
I-3	(415)	(2,342	)(a)
Administrative Class	(3,980)	(9,646)
Class A	(21,736)	(43,878)
Class C	(1,981)	(5,073)
Class R	(2,461)	(4,788)

Total Distributions(b)	(120,293)	(236,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(785,670)	(1,011,930)

Total Increase (Decrease) in Net Assets	(554,830)	(1,028,984)

Net Assets:

Beginning of period	9,778,928	10,807,912
End of period	$9,224,098	$9,778,928

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Schedule of Investments PIMCO Real Return Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5%

CORPORATE BONDS & NOTES 7.0%

BANKING & FINANCE 5.8%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$400	$410

Air Lease Corp.
4.750% due 03/01/2020		300	303

Akelius Residential Property AB
3.375% due 09/23/2020	EUR	500	563

Ally Financial, Inc.
3.750% due 11/18/2019		$400	401
4.125% due 03/30/2020		100	101
4.250% due 04/15/2021		300	307
8.000% due 11/01/2031		800	1,110

American Tower Corp.
2.800% due 06/01/2020		875	878
3.450% due 09/15/2021		200	205

Aviation Capital Group LLC
2.875% due 01/20/2022		200	201
4.375% due 01/30/2024		100	105

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	321

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,400	1,618
6.750% due 02/18/2020 •(f)(g)		1,400	1,557

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(g)		800	902
6.250% due 09/11/2021 •(f)(g)		2,100	2,421

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$6,580	7,129

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	2,960	3,359

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		5,300	5,960
6.625% due 06/29/2021 •(f)(g)		5,600	6,666

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	131,067	6,574

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$11,550	12,004

Deutsche Bank AG
4.250% due 10/14/2021		49,600	50,331

Dexia Credit Local S.A.
2.375% due 09/20/2022		1,200	1,216

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Erste Group Bank AG
8.875% due 10/15/2021 •(f)(g)	EUR	200	$250

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$9,800	9,807

General Motors Financial Co., Inc.
2.350% due 10/04/2019		700	700
3.583% (US0003M + 1.270%) due 10/04/2019 ~		100	100

Goldman Sachs Group, Inc.
3.319% (US0003M + 1.200%) due 09/15/2020 ~		49,000	49,385

ING Bank NV
2.625% due 12/05/2022		14,800	15,154

International Lease Finance Corp.
8.250% due 12/15/2020		900	963

Intesa Sanpaolo SpA
6.500% due 02/24/2021		1,900	1,996

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	405,993	59,847
2.500% due 10/01/2047		52	8

Lloyds Banking Group PLC
6.375% due 06/27/2020 •(f)(g)	EUR	700	787

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	204

Navient Corp.
5.875% due 03/25/2021		200	209
8.000% due 03/25/2020		300	307

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		100	101
3.150% due 03/15/2021		200	202
3.875% due 09/21/2023		100	105

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	285,897	42,134
2.500% due 10/01/2047		21	3

Nykredit Realkredit A/S
1.000% due 10/01/2050		862,766	127,086
2.500% due 10/01/2047		112	17

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		$100	101
5.250% due 08/15/2022		1,000	1,056

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	45	7

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$10,700	10,728
4.519% due 06/25/2024 •		6,900	7,261
7.500% due 08/10/2020 •(f)(g)		3,492	3,575

20	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.625% due 08/15/2021 •(f)(g)		$2,830	$3,038

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	202

Toronto-Dominion Bank
2.250% due 03/15/2021		600	603

UBS AG
2.682% due 06/08/2020 •		31,500	31,590

UniCredit SpA
7.830% due 12/04/2023		52,150	61,185

			533,353

INDUSTRIALS 0.5%

AbbVie, Inc.
2.300% due 05/14/2021		200	200
2.900% due 11/06/2022		200	204

Allergan Funding SCS
3.000% due 03/12/2020		3,394	3,404

Allergan Sales LLC
5.000% due 12/15/2021		2,600	2,732

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	665	740
7.750% due 05/15/2022		$200	205

Amgen, Inc.
1.850% due 08/19/2021		100	100

BAT Capital Corp.
2.765% due 08/14/2020 •		9,400	9,420

BAT International Finance PLC
2.750% due 06/15/2020		200	201

Campbell Soup Co.
3.300% due 03/15/2021		200	203

Celgene Corp.
3.250% due 08/15/2022		300	309

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	199
2.241% due 02/16/2021		200	200

Conagra Brands, Inc.
3.800% due 10/22/2021		200	206

CVS Health Corp.
3.350% due 03/09/2021		213	216

Discovery Communications LLC
2.950% due 03/20/2023		200	203

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		10,500	10,502

Energy Transfer Partners LP
5.750% due 09/01/2020		300	307

ERAC USA Finance LLC
2.700% due 11/01/2023		200	203
5.250% due 10/01/2020		100	103

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	$490	$491

Heathrow Funding Ltd.
4.875% due 07/15/2023	250	261

IHS Markit Ltd.
5.000% due 11/01/2022	100	107

Imperial Brands Finance PLC
2.950% due 07/21/2020	700	703
3.750% due 07/21/2022	400	412

JT International Financial Services BV
3.500% due 09/28/2023	400	416

Komatsu Finance America, Inc.
2.437% due 09/11/2022	200	200

Masco Corp.
3.500% due 04/01/2021	100	101

Microchip Technology, Inc.
3.922% due 06/01/2021	200	204

NTT Finance Corp.
1.900% due 07/21/2021	200	199

NXP BV
3.875% due 09/01/2022	200	207

Penske Truck Leasing Co. LP
4.250% due 01/17/2023	100	106

Rockwell Collins, Inc.
3.100% due 11/15/2021	200	203

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,400	1,447

salesforce.com, Inc.
3.250% due 04/11/2023	100	104

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	100	100

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	150	151

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	200	210

Teva Pharmaceutical Finance LLC
2.250% due 03/18/2020	200	198

Time Warner Cable LLC
5.000% due 02/01/2020	1,200	1,210

Toyota Industries Corp.
3.110% due 03/12/2022	200	204

TransCanada PipeLines Ltd.
3.800% due 10/01/2020	200	203

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,888	2,128

VMware, Inc.
3.900% due 08/21/2027	1,900	1,956

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	$1,500	$1,500
4.000% due 11/12/2021	200	207

		43,085

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2020 (h)	5,000	5,012
3.870% due 09/02/2021 (h)	5,000	5,023

		10,035

UTILITIES 0.6%

American Transmission Systems, Inc.
5.250% due 01/15/2022	100	107

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	14,100	14,172
3.253% (US0003M + 0.950%) due 07/15/2021 ~	23,500	23,714
5.150% due 02/15/2050	8,900	10,435
5.300% due 08/15/2058	3,100	3,633

Duke Energy Carolinas LLC
3.350% due 05/15/2022	200	207

Duke Energy Corp.
2.400% due 08/15/2022	200	202

Eversource Energy
2.900% due 10/01/2024	300	308

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	250	251

Oncor Electric Delivery Co. LLC
7.000% due 09/01/2022	200	227

Petrobras Global Finance BV
5.093% due 01/15/2030	1,229	1,283

Plains All American Pipeline LP
2.600% due 12/15/2019	300	300

Progress Energy, Inc.
3.150% due 04/01/2022	100	102

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	3,900	3,888

Tampa Electric Co.
2.600% due 09/15/2022	200	202

		59,031

Total Corporate Bonds & Notes (Cost $640,719)		645,504

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 22.0%

Fannie Mae
2.205% due 12/25/2036 •	$90	$89
2.279% due 07/25/2037 •	356	350
2.351% due 03/25/2036 •	149	149
2.368% due 07/25/2037 •	48	48
2.458% due 05/25/2036 •	38	37
2.463% due 02/25/2037 •	288	294
2.495% due 05/25/2042 •	107	108
3.683% due 06/01/2043 - 10/01/2044 •	653	667
3.717% due 04/01/2032 •	18	18
3.900% due 02/01/2032 •	5	5
3.917% due 04/01/2027 •	31	32
3.965% due 11/01/2033 •	18	18
4.018% due 10/01/2033 •	3	3
4.225% due 12/01/2036 •	31	32
4.239% due 02/01/2034 •	13	14
4.251% due 09/01/2034 •	5	5
4.393% due 05/25/2035	12	13
4.500% due 05/01/2035 •	70	73
4.536% due 04/01/2033 •	154	161
4.605% due 05/01/2036 •	11	12
5.064% due 09/01/2034 •	14	14
5.110% due 04/01/2035 •	83	87
6.500% due 06/25/2028	26	29

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	201,850	204,815
3.500% due 11/01/2049	731,480	750,667
4.000% due 10/01/2049 - 11/01/2049	941,000	976,890

Freddie Mac
2.158% due 09/25/2031 •	361	358
2.275% due 08/25/2031 •	147	146
2.298% due 01/15/2037 •	4	4
2.306% due 12/25/2036 •	24	24
3.492% due 02/25/2045 •	604	609
3.846% due 07/25/2044 •	123	127
3.930% due 09/01/2036 •	56	58
4.178% due 10/01/2036 •	34	36
4.312% due 07/01/2036 •	60	62
4.500% due 07/15/2020	22	22
4.654% due 06/01/2033 •	104	109
4.728% due 01/01/2034 •	176	187
4.809% due 01/01/2034 •	222	235
6.500% due 01/25/2028	11	11
7.000% due 10/15/2030	26	30

Ginnie Mae
2.266% due 08/20/2068 •	19,416	19,067
2.444% due 02/20/2049 •	50,271	50,217
2.960% due 01/20/2060 •	17,908	18,031
3.750% due 07/20/2035 •	13	13
4.125% due 12/20/2035 •	350	364

Total U.S. Government Agencies (Cost $2,021,309)		2,024,340

22	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 76.6%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020 (n)	$2,585	$2,565
0.125% due 04/15/2021 (l)	492,411	487,337
0.125% due 01/15/2022 (l)(n)	17,091	16,938
0.125% due 04/15/2022 (l)	146,840	145,431
0.125% due 07/15/2022 (l)	106,747	106,360
0.125% due 01/15/2023 (l)	174,516	173,188
0.125% due 07/15/2026	129,487	129,393
0.250% due 01/15/2025	152,152	152,709
0.250% due 07/15/2029 (j)	213,244	215,670
0.375% due 07/15/2023	46,116	46,427
0.375% due 07/15/2025	43,711	44,350
0.375% due 01/15/2027	160,806	162,869
0.375% due 07/15/2027	83,684	85,151
0.500% due 01/15/2028	143,454	147,025
0.625% due 07/15/2021 (j)(l)(n)	34,288	34,435
0.625% due 04/15/2023	131,257	132,426
0.625% due 01/15/2024 (l)(n)	4,426	4,499
0.625% due 01/15/2026	501,751	515,166
0.625% due 02/15/2043	46,333	47,622
0.750% due 07/15/2028	50,623	53,251
0.750% due 02/15/2042	125,444	132,961
0.750% due 02/15/2045	113,624	119,690
0.875% due 01/15/2029 (n)	21,871	23,261
0.875% due 02/15/2047	160,380	174,596
1.000% due 02/15/2046	177,602	198,380
1.000% due 02/15/2048	141,701	159,393
1.000% due 02/15/2049	79,126	89,641
1.375% due 02/15/2044	439,271	527,424
1.750% due 01/15/2028	222,066	250,017
2.000% due 01/15/2026	203,607	226,370
2.125% due 02/15/2040	133,467	177,947
2.125% due 02/15/2041	33,603	45,208
2.375% due 01/15/2025	538,946	600,547
2.375% due 01/15/2027	104,858	121,280
2.500% due 01/15/2029	261,022	315,864
3.375% due 04/15/2032	45,583	63,099
3.625% due 04/15/2028	564,692	725,818
3.875% due 04/15/2029	307,518	413,164

Total U.S. Treasury Obligations (Cost $6,740,191)		7,067,472

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Adjustable Rate Mortgage Trust
4.306% due 10/25/2035 ^~	486	468
4.960% due 08/25/2035 ~	255	256

Alliance Bancorp Trust
2.258% due 07/25/2037 •	5,589	5,167

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	$459	$437
2.228% due 10/25/2046 •	6,945	4,888

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	338	343

Banc of America Funding Trust
4.201% due 01/20/2047 ~	5,530	5,387
4.647% due 01/20/2047 ^~	209	203
5.753% due 10/25/2036 ^þ	185	179
5.837% due 01/25/2037 ^þ	156	156
5.888% due 04/25/2037 ^þ	126	127

Banc of America Mortgage Trust
4.328% due 07/25/2035 ^~	422	418
4.429% due 11/25/2035 ^~	527	534
4.639% due 12/25/2034 ~	285	294

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	23,800	23,830

BCAP LLC Trust
2.188% due 01/25/2037 ^•	1,368	1,321
4.143% due 04/26/2036 ~	3,525	3,072

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	60	60
4.069% due 02/25/2036 ^~	218	209
4.315% due 07/25/2036 ^~	1,245	1,209
4.380% due 05/25/2047 ^~	905	861
4.453% due 11/25/2034 ~	76	79
4.619% due 02/25/2034 ~	510	529
4.670% due 01/25/2034 ~	576	597
4.777% due 10/25/2035 ~	577	590
4.886% due 01/25/2034 ~	187	196

Bear Stearns ALT-A Trust
3.920% due 09/25/2047 ^~	4,173	3,381
3.945% due 08/25/2036 ^~	450	384
4.020% due 08/25/2036 ^~	319	286
4.053% due 11/25/2036 ~	997	930
4.201% due 09/25/2035 ^~	65	54
4.496% due 05/25/2035 ~	43	44

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •	13,200	13,162

Chase Mortgage Finance Trust
4.208% due 12/25/2035 ^~	536	512
4.586% due 02/25/2037 ~	60	61
4.711% due 02/25/2037 ~	45	46

ChaseFlex Trust
2.518% due 06/25/2035 •	284	131

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.198% due 07/25/2036 •	284	283

CIM Trust
3.018% due 02/25/2049 •	2,246	2,279

Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 09/25/2033	344	354

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.228% due 03/25/2082 þ	$5,801	$5,816
3.258% due 04/25/2066 ~	2,444	2,450
4.199% due 07/25/2046 ^~	741	687
4.218% due 09/25/2037 ^~	308	302
4.810% due 05/25/2035 •	194	197

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	175	174
5.131% due 03/25/2034 ~	80	83

CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	41	41

Countrywide Alternative Loan Trust
2.128% due 06/25/2046 •	588	576
2.188% due 01/25/2037 ^•	102	101
2.224% due 02/20/2047 ^•	81	64
2.239% due 12/20/2046 ^•	4,576	4,170
2.254% due 03/20/2046 •	191	179
2.254% due 07/20/2046 ^•	4,180	3,489
2.684% due 11/20/2035 •	516	496
2.718% due 10/25/2035 ^•	130	108
3.446% due 12/25/2035 •	869	806
4.393% due 02/25/2037 ^~	2,643	2,608
5.000% due 07/25/2035	190	166
5.500% due 11/25/2035 ^	41	41
5.750% due 05/25/2036	1,267	869
6.000% due 01/25/2037 ^	2,059	1,718
6.000% due 02/25/2037 ^	82	58
6.000% due 04/25/2037	2,022	2,040
6.500% due 08/25/2032	197	204

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •	398	390
2.658% due 03/25/2035 •	9	9
3.838% due 02/20/2036 ^~	80	70
3.842% due 03/25/2037 ^~	216	202
3.870% due 02/25/2047 ^~	219	201
3.942% due 04/25/2035 ^~	172	154
3.951% due 04/20/2036 ^~	133	125
4.154% due 01/20/2035 ~	27	27
4.178% due 04/20/2035 ~	54	55
4.241% due 11/25/2034 ~	11	11
4.494% due 11/20/2034 ~	33	33
4.804% due 01/20/2035 ~	105	111
5.500% due 11/25/2035 ^	148	136
5.500% due 04/25/2038	394	412
6.000% due 04/25/2036	2,224	1,823
6.000% due 03/25/2037 ^	5,923	4,970

Credit Suisse First Boston Mortgage Securities Corp.
4.543% due 04/25/2034 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	8	9

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	4,495	4,549

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~		$2,691	$2,709

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		441	215

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
3.680% due 10/25/2035 ~		91	81

First Horizon Alternative Mortgage Securities Trust
4.052% due 09/25/2034 ~		130	131
4.309% due 06/25/2034 ~		391	396
6.000% due 02/25/2037 ^		976	714
6.250% due 08/25/2037 ^		225	171

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		445	374

Great Hall Mortgages PLC
0.913% due 03/18/2039 •	GBP	536	647
0.933% due 06/18/2038 •		449	542

GreenPoint Mortgage Funding Trust
2.458% due 06/25/2045 •		$674	644

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	171	172

GSR Mortgage Loan Trust
4.281% due 11/25/2035 ^~		$704	670
4.287% due 11/25/2035 ~		41	42
4.424% due 04/25/2035 ~		72	74
4.643% due 07/25/2035 ~		234	240
4.682% due 11/25/2035 ~		350	354

HarborView Mortgage Loan Trust
2.236% due 07/21/2036 •		256	222
2.247% due 09/19/2037 •		257	251
2.297% due 03/19/2036 ^•		640	616
2.367% due 11/19/2035 •		924	895
2.384% due 06/20/2035 •		249	249
2.497% due 05/19/2035 •		7	7
2.557% due 01/19/2036 •		1,585	1,269
4.204% due 01/19/2035 ~		386	387
4.295% due 04/19/2034 ~		94	96

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	39,250	48,370

HomeBanc Mortgage Trust
4.160% due 04/25/2037 ^~		$994	935

Impac CMB Trust
2.918% due 10/25/2033 •		34	34

IndyMac Mortgage Loan Trust
2.138% due 07/25/2036 •		1,003	938
2.218% due 06/25/2046 •		1,864	1,663
2.298% due 07/25/2035 •		383	350
2.318% due 11/25/2035 ^•		185	144
2.318% due 06/25/2037 ^•		351	224
3.594% due 10/25/2035 ~		135	123
3.740% due 01/25/2036 ^~		141	127
3.753% due 06/25/2036 ~		236	232
3.868% due 08/25/2036 ~		476	463

24	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.889% due 08/25/2035 ~	$182	$166
3.889% due 08/25/2035 ^~	145	133
4.243% due 11/25/2035 ^~	272	259
4.245% due 12/25/2034 ~	67	68
4.289% due 10/25/2034 ~	377	394
4.568% due 11/25/2035 ^~	17	18

JPMorgan Alternative Loan Trust
2.248% due 12/25/2036 •	3,975	3,825
2.478% due 03/25/2036 •	3,437	3,392
6.000% due 12/27/2036	168	137

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •	6,100	6,115

JPMorgan Mortgage Trust
3.886% due 10/25/2035 ^~	114	102
4.222% due 11/25/2035 ^~	239	224
4.339% due 06/25/2036 ^~	32	29
4.420% due 07/25/2035 ~	302	307
4.433% due 04/25/2035 ~	33	34
4.457% due 08/25/2035 ~	317	326
4.484% due 07/25/2035 ~	62	64
4.497% due 06/25/2035 ~	32	32
4.508% due 07/25/2035 ~	112	115
4.576% due 08/25/2035 ~	280	285

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	5,861	5,881

Lehman XS Trust
2.268% due 08/25/2037 •	5,316	5,298
3.168% due 12/25/2037 •	21,259	21,079

Luminent Mortgage Trust
2.378% due 12/25/2036 ^•	576	545

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •	1,773	1,648
4.153% due 12/25/2033 ~	850	843
4.598% due 12/25/2033 ~	31	32
4.734% due 11/21/2034 ~	262	270

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•	927	169

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	77	78
2.768% due 09/15/2030 •	40	40

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	152	149
2.508% due 06/15/2030 •	77	77
2.888% due 08/15/2032 •	158	156
2.891% due 10/20/2029 •	58	58

Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •	375	359
2.559% due 03/25/2030 •	30	30
2.759% due 11/25/2029 •	16	17
3.865% due 12/25/2035 ~	109	101
4.165% due 12/25/2034 ~	347	354

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.173% due 05/25/2036 ~		$45	$45
4.374% due 09/25/2035 ^~		131	121
4.437% due 02/25/2033 ~		699	684
4.448% due 02/25/2034 ~		1,104	1,122
4.448% due 02/25/2035 ~		281	287
4.618% due 06/25/2037 ~		260	259

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ		255	164

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		5,718	6,050

New York Mortgage Trust
4.655% due 05/25/2036 ^~		205	201

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.020% due 02/25/2036 ^~		149	134
5.820% due 03/25/2047 þ		337	359
6.138% due 03/25/2047 þ		313	332

Provident Funding Mortgage Loan Trust
4.869% due 04/25/2034 ~		16	17
4.876% due 08/25/2033 ~		486	504

Residential Accredit Loans, Inc. Trust
2.198% due 06/25/2046 •		2,978	1,188
2.318% due 08/25/2035 •		81	74
2.578% due 12/25/2045 •		1,193	1,030
3.390% due 10/25/2037 ~		5,644	5,339
3.806% due 09/25/2045 •		166	157
5.117% due 09/25/2035 ^~		114	104

Residential Asset Securitization Trust
2.418% due 05/25/2035 •		6,753	5,626
2.418% due 01/25/2046 ^•		70	30
5.000% due 11/25/2019		6	6
5.500% due 06/25/2033		96	98
6.250% due 10/25/2036 ^		794	799
6.500% due 06/25/2037		1,802	790

Sequoia Mortgage Trust
2.244% due 07/20/2036 •		1,028	1,004
2.757% due 10/19/2026 •		23	23
2.804% due 10/20/2027 •		29	28
2.844% due 10/20/2027 •		60	60
2.944% due 12/20/2032 •		53	53
3.134% due 05/20/2034 •		373	369

Silverstone Master Issuer PLC
1.457% due 01/21/2070 •	GBP	2,900	3,580
2.848% due 01/21/2070 •		$400	401

Structured Adjustable Rate Mortgage Loan Trust
2.338% due 10/25/2035 •		603	587
3.531% due 10/25/2037 ^•		246	230
3.720% due 09/25/2036 ^~		674	529
3.790% due 11/25/2035 ^~		104	99
3.846% due 01/25/2035 ^•		18	18
4.159% due 08/25/2035 ~		109	111
4.234% due 09/25/2034 ~		6	6
4.396% due 09/25/2035 ~		515	504
4.458% due 02/25/2034 ~		255	260

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.558% due 05/25/2036 ^~		$252	$243
4.608% due 04/25/2034 ~		6	6

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •		754	751
2.228% due 05/25/2036 •		3,517	3,353
2.248% due 02/25/2036 •		336	310
2.278% due 03/25/2037 •		132	89
2.307% due 07/19/2035 •		681	678
2.328% due 12/25/2035 ^•		240	242
2.717% due 09/19/2032 •		120	119
2.717% due 10/19/2034 •		58	59
2.757% due 03/19/2034 •		155	157

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.619% due 01/25/2034 ~		17	17

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ		1,230	97

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	37,279	45,951

Trinity Square PLC
1.917% due 07/15/2051 •		14,359	17,724

WaMu Mortgage Pass-Through Certificates Trust
2.405% due 02/27/2034 •		$664	664
2.568% due 07/25/2044 •		1,321	1,362
2.598% due 07/25/2045 •		22	22
2.698% due 01/25/2045 •		909	905
2.818% due 10/25/2044 •		277	276
3.146% due 03/25/2047 ^•		4,948	4,600
3.216% due 05/25/2047 •		672	645
3.303% due 12/25/2046 ^•		2,353	2,205
3.426% due 06/25/2046 •		80	80
3.446% due 01/25/2037 ^~		1,287	1,241
3.446% due 02/25/2046 •		621	636
3.463% due 05/25/2037 ^~		1,707	1,430
3.536% due 04/25/2037 ^~		794	732
3.646% due 11/25/2042 •		41	40
3.675% due 12/25/2036 ^~		825	790
3.773% due 08/25/2036 ^~		149	141
3.846% due 06/25/2042 •		86	86
3.886% due 02/25/2037 ^~		1,870	1,753
3.941% due 02/25/2037 ^~		386	371
3.988% due 12/25/2035 ~		376	370
4.176% due 09/25/2035 ~		252	257
4.215% due 12/25/2035 ~		34	34
4.423% due 03/25/2035 ~		84	86
4.684% due 06/25/2033 ~		295	305
4.863% due 03/25/2034 ~		60	62

Washington Mutual Mortgage Pass-Through Certificates Trust
3.416% due 05/25/2046 ^•		1,447	1,266
6.000% due 06/25/2037		8,814	8,372
6.500% due 08/25/2035		289	273

Wells Fargo Mortgage-Backed Securities Trust
4.606% due 10/25/2035 ~		555	562

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.641% due 10/25/2036 ~		$26	$26
4.674% due 12/28/2037 ~		3,802	3,781
4.787% due 06/25/2035 ~		53	55
4.819% due 03/25/2036 ~		73	75
4.869% due 03/25/2035 ~		152	157
4.946% due 01/25/2035 ~		164	168
4.968% due 06/25/2035 ~		13	14
5.006% due 01/25/2035 ~		312	326
5.220% due 04/25/2036 ~		1,160	1,153

Total Non-Agency Mortgage-Backed Securities (Cost $364,511)			371,529

ASSET-BACKED SECURITIES 6.5%

ACE Securities Corp. Home Equity Loan Trust
3.818% due 10/25/2032 •		38	38
3.818% due 06/25/2034 •		170	169

Aegis Asset-Backed Securities Trust
2.448% due 12/25/2035 •		2,350	2,296

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.948% due 05/25/2035 •		1,800	1,809

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		2,159	2,082

Argent Securities Trust
2.168% due 07/25/2036 •		4,284	3,743
2.178% due 05/25/2036 •		1,318	500

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.378% due 10/25/2035 •		928	932

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	2,800	3,056

B&M CLO Ltd.
3.052% due 04/16/2026 •		$2,658	2,658

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	1,900	2,071

Barings Euro CLO BV
0.680% due 07/27/2030 •		3,800	4,147
1.050% due 07/27/2030		600	655

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		$3,606	3,616

Bear Stearns Asset-Backed Securities Trust
2.128% due 04/25/2031 •		147	224
2.278% due 10/25/2036 •		100	99

Carrington Mortgage Loan Trust
2.418% due 01/25/2036 •		2,000	1,931

CIFC Funding Ltd.
3.136% due 10/25/2027 •		9,400	9,381

Citigroup Mortgage Loan Trust
2.248% due 12/25/2036 •		3,882	3,057

Citigroup Mortgage Loan Trust, Inc.
2.238% due 08/25/2036 •		701	701
2.348% due 10/25/2036 •		17,188	16,660

26	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates
2.158% due 08/25/2037 ^•		$250	$237
2.208% due 11/25/2037 •		7,698	7,433
2.268% due 03/25/2037 •		10,300	9,851
5.805% due 04/25/2036 ^~		782	711

Countrywide Asset-Backed Certificates Trust
2.168% due 02/25/2037 •		81	81
2.208% due 06/25/2047 •		684	679
2.758% due 08/25/2047 •		1,173	1,165

Countrywide Asset-Backed Certificates Trust, Inc.
2.798% due 11/25/2034 •		530	534

Crown Point CLO Ltd.
3.713% due 07/17/2028		13,000	12,966

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		201	78

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •		3,068	3,068

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		4,150	4,136

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	2,300	2,508

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •		1,950	2,124

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$11,600	11,501

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		8,464	8,463

First Franklin Mortgage Loan Trust
2.488% due 11/25/2036 •		14,950	13,614

Flagship CLO Ltd.
3.172% due 01/16/2026 •		5,481	5,483

Fremont Home Loan Trust
2.153% due 10/25/2036 •		3,173	2,990

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		2,084	1,667

GSAMP Trust
2.388% due 03/25/2047 •		3,000	2,715
2.993% due 03/25/2035 ^•		4,055	3,620

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		5,001	5,004

Home Equity Asset Trust
2.468% due 02/25/2036 •		13,300	13,079
2.813% due 07/25/2034 •		1,057	1,060

HSI Asset Securitization Corp. Trust
2.288% due 02/25/2036 •		2,300	2,288

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		5,450	5,429

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		4,757	2,143

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		13,550	13,496

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		$755	$742

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		3,714	3,750
3.750% due 04/25/2059 þ		6,293	6,434

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		5,681	4,234

Lehman XS Trust
2.178% due 05/25/2036 •		5,044	5,209
2.818% due 10/25/2035 •		376	376
4.988% due 06/25/2036 þ		5,360	5,590

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		14,100	14,119

Long Beach Mortgage Loan Trust
2.753% due 08/25/2035 •		59	59

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		9,360	9,286

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	4,150	4,529

Marlette Funding Trust
2.690% due 09/17/2029		$3,467	3,479

Merrill Lynch Mortgage Investors Trust
2.098% due 09/25/2037 •		127	73
2.138% due 02/25/2037 •		126	54

MidOcean Credit CLO
3.103% due 04/15/2027 •		3,934	3,923

Monarch Grove CLO
3.156% due 01/25/2028 •		8,610	8,578

Morgan Stanley ABS Capital, Inc. Trust
2.248% due 10/25/2036 •		152	101
2.358% due 03/25/2037 •		547	306

Morgan Stanley Dean Witter Capital, Inc. Trust
3.368% due 02/25/2033 •		585	588

Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^~		147	101
6.000% due 02/25/2037 ^~		148	117

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		6,614	6,595

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		5,390	5,386

New Century Home Equity Loan Trust
2.783% due 02/25/2035 •		1,217	1,209

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.308% due 03/25/2036 •		4,100	4,045

NovaStar Mortgage Funding Trust
2.188% due 11/25/2036 •		1,580	695
2.723% due 01/25/2036 •		2,200	2,200
3.098% due 06/25/2035 •		2,517	2,530

OCP CLO Ltd.
3.103% due 07/15/2027 •		1,490	1,488

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		$2,940	$2,932

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)		14,400	14,400
3.493% due 04/20/2027 •		2,700	2,701

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.508% due 09/25/2035 •		3,800	3,801
2.993% due 10/25/2034 •		519	522
3.008% due 09/25/2034 •		467	469
3.068% due 10/25/2034 •		4,900	4,987

Popular ABS Mortgage Pass-Through Trust
2.708% due 06/25/2035 •		626	626

Renaissance Home Equity Loan Trust
3.018% due 12/25/2033 •		384	385
3.590% due 09/25/2037		35,963	19,829

Residential Asset Securities Corp. Trust
2.258% due 08/25/2036 •		4,700	3,655

Residential Mortgage Loan Trust
3.518% due 09/25/2029 •		6	6

Saxon Asset Securities Trust
2.577% due 05/25/2035 •		500	483

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		193	194

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	254	277
3.176% due 07/25/2023 •		$8,519	8,490
3.776% due 04/25/2023 •		41,198	41,464

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		24,700	24,687

Soundview Home Loan Trust
2.198% due 07/25/2037 •		4,783	4,422

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		23,276	23,542

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		2,076	2,079

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •		23,800	23,828

Structured Asset Investment Loan Trust
2.723% due 03/25/2034 •		324	322
2.738% due 10/25/2035 •		48	48

Structured Asset Securities Corp. Mortgage Loan Trust
2.318% due 04/25/2036 •		18,619	15,437
2.398% due 10/25/2036 •		1,700	1,706
3.600% due 04/25/2035 •		123	123

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		9,023	9,029

Symphony CLO Ltd.
3.183% due 04/15/2028 •		2,040	2,034
3.333% due 10/15/2025 •		12,726	12,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Telos CLO Ltd.
3.253% due 04/17/2028 •		$5,870	$5,860

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •		800	800
3.183% due 01/15/2026 •		9,750	9,755

TICP CLO Ltd.
3.078% due 07/20/2027 •		4,560	4,546
3.118% due 04/20/2028 •		6,420	6,420

Tralee CLO Ltd.
3.308% due 10/20/2027 •		6,900	6,901

Venture CDO Ltd.
3.183% due 04/15/2027		5,490	5,471

Venture CLO Ltd.
2.944% due 02/28/2026 •		25,634	25,563
3.183% due 07/15/2027 •		7,100	7,108

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		2,701	2,709

Wachovia Mortgage Loan Trust
2.678% due 10/25/2035 •		468	469

Wells Fargo Home Equity Asset-Backed Securities Trust
4.418% due 12/25/2034 •		400	409

WhiteHorse Ltd.
3.233% due 04/17/2027 •		6,037	6,029

Total Asset-Backed Securities (Cost $592,632)			600,994

SOVEREIGN ISSUES 9.3%

Argentina Government International Bond
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	6,900	94
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		61,890	459
62.614% (BADLARPP + 3.250%) due 03/01/2020 ~(a)		2,600	22
79.499% (ARLLMONP) due 06/21/2020 ~(a)		512,214	3,864

Australia Government International Bond
1.250% due 02/21/2022	AUD	15,949	11,192
3.000% due 09/20/2025		69,455	56,276

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	11,900	13,197

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	30,370	7,219

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	32,752	31,961

France Government International Bond
2.100% due 07/25/2023 (e)(j)	EUR	61,414	75,755

28	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2027 (e)	JPY	268,685	$2,588
0.100% due 03/10/2028 (e)		6,640,365	64,055
0.100% due 03/10/2029 (e)		5,917,742	57,084

Mexico Government International Bond
4.000% due 11/08/2046 (e)	MXN	1,053	59
7.750% due 05/29/2031		206,976	11,121

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	99,159	69,196
3.000% due 09/20/2030		19,809	16,089

Peru Government International Bond
5.940% due 02/12/2029	PEN	30,600	10,279

Qatar Government International Bond
3.875% due 04/23/2023		$11,000	11,649

Saudi Government International Bond
4.000% due 04/17/2025		12,970	13,918

United Kingdom Gilt
0.125% due 03/22/2026 (e)(j)	GBP	100,906	152,269
0.125% due 11/22/2036 (e)		17,035	33,352
1.250% due 11/22/2027 (e)(j)		124,682	214,623

Total Sovereign Issues (Cost $891,411)			856,321

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Nationwide Building Society
10.250% ~		15,167	2,928

Total Preferred Securities (Cost $2,956)			2,928

			MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.1%
			$5,113

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
48.702% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	38,790	392

U.S. TREASURY BILLS 0.0%
1.910% due 12/05/2019 - 12/19/2019 (c)(d)(n)		$2,503	2,495

Total Short-Term Instruments (Cost $8,322)			8,000

Total Investments in Securities (Cost $11,262,051)			11,577,088

		SHARES
INVESTMENTS IN AFFILIATES 1.7%

SHORT-TERM INSTRUMENTS 1.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.7%

PIMCO Short-Term Floating NAV Portfolio III		15,883,485	157,135

Total Short-Term Instruments (Cost $157,126)			157,135

Total Investments in Affiliates (Cost $157,126)			157,135

Total Investments 127.2% (Cost $11,419,177)			$11,734,223

Financial Derivative Instruments (k)(m) (0.0)% (Cost or Premiums, net $(21,295))			(3,757)

Other Assets and Liabilities, net (27.2)%			(2,506,368)

Net Assets 100.0%			$9,224,098

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$5,000	$5,023	0.06%
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	5,000	5,012	0.05

				$10,000	$10,035	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,113	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,219)	$5,113	$5,113

Total Repurchase Agreements						$(5,219)	$5,113	$5,113

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.270%	09/24/2019	10/01/2019	$ (179,809)	$(179,854)
BPS	(0.460)	08/23/2019	10/08/2019	EUR (70,071)	(76,336)
	0.850	08/16/2019	11/08/2019	GBP (80,272)	(98,804)
IND	0.850	08/09/2019	11/08/2019	(143,072)	(176,130)
	0.920	09/20/2019	10/07/2019	(72,591)	(89,279)
	2.240	09/12/2019	10/03/2019	$ (7,290)	(7,298)

Total Reverse Repurchase Agreements					$(627,701)

30	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(179,854)	$0	$(179,854)	$179,740	$(114)
BPS	0	(175,140)	0	(175,140)	175,108	(32)
FICC	5,113	0	0	5,113	(5,219)	(106)
IND	0	(272,707)	0	(272,707)	272,199	(508)
NOM	0	0	0	0	(20)	(20)

Total Borrowings and Other Financing Transactions	$5,113	$(627,701)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(179,854)	$(7,298)	$0	$0	$(187,152)
Sovereign Issues	0	(165,615)	(274,934)	0	(440,549)

Total Borrowings	$(179,854)	$(172,913)	$(274,934)	$0	$(627,701)

Payable for reverse repurchase agreements					$(627,701)

(j)	Securities with an aggregate market value of $629,026 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(523,652) at a weighted average interest rate of 1.026%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.250	11/22/2019	107	$214	$1	$0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.000	11/22/2019	984	984	9	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	128.250	11/22/2019	1,591	1,591	14	2
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	128.750	11/22/2019	837	837	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	5,500	5,500	47	5
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.500	11/22/2019	45	45	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	1,991	1,991	17	2

Total Purchased Options					$95	$11

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	$130.000	10/25/2019	906	$906	$(721)	$(765)
Put - CBOT U.S. Treasury 10-Year Note November 2019 Futures	130.000	10/25/2019	906	906	(820)	(481)

Total Written Options					$(1,541)	$(1,246)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 172.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	3	$0	$0	$0	$0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	631	7	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2019	3,940	483,936	(522)	344	0
Euro-Bund 10-Year Bond December Futures	12/2019	2,572	488,484	(4,439)	112	(308)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	543	6	0	0	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	1,704	650	85	0	(37)
U.S. Treasury 2-Year Note December Futures	12/2019	433	93,312	85	0	(14)
U.S. Treasury 10-Year Note December Futures	12/2019	6,637	864,884	(8,018)	0	(519)

				$(12,809)	$456	$(878)

32	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	190	$(14,836)	$(54)	$14	$0
Australia Government 10-Year Bond December Futures	12/2019	306	(30,433)	(184)	173	(12)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	178	(374)	(109)	17	(4)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	517	(462)	(14)	34	0
Call Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	378	(198)	615	16	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	852	(102)	449	19	0
Euro-Bobl December Futures	12/2019	115	(17,003)	(44)	0	(13)
Euro-BTP Italy Government Bond December Futures	12/2019	8	(1,272)	(4)	0	(1)
Euro-Buxl 30-Year Bond December Futures	12/2019	59	(13,987)	(182)	120	0
Euro-OAT France Government 10-Year Bond December Futures	12/2019	3,062	(568,397)	6,368	434	(67)
Euro-Schatz December Futures	12/2019	21,466	(2,628,171)	6,528	0	(819)
Japan Government 10-Year Bond December Futures	12/2019	82	(117,564)	36	159	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	2,257	(86)	125	37	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	1,704	(93)	70	19	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	178	(132)	126	4	(4)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	517	(885)	169	23	(28)
Put Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	378	(919)	(198)	16	(29)
U.S. Treasury 5-Year Note December Futures	12/2019	3,434	(409,156)	2,195	161	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	811	(115,491)	(1,759)	25	0
U.S. Treasury 30-Year Bond December Futures	12/2019	2,004	(325,274)	5,253	63	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	597	(114,568)	1,130	0	(37)
United Kingdom Long Gilt December Futures	12/2019	2,108	(347,935)	(2,172)	0	(1,011)

				$18,344	$1,334	$(2,025)

Total Futures Contracts				$5,535	$1,790	$(2,903)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR	3,690	$61	$(18)	$43	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		1,500	4	(1)	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393	$	2,000	(50)	65	15	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		4,100	(227)	231	4	1	0

							$(212)	$277	$65	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	21,984	$(1,224)	$(508)	$(1,732)	$0	$(41)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		176,121	(12,855)	159	(12,696)	0	(403)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		3,000	(202)	(3)	(205)	1	0

						$(14,281)	$(352)	$(14,633)	$1	$(444)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	42,320	$99	$(5,030)	$(4,931)	$121	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		8,500	21	(1,889)	(1,868)	25	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		18,483	105	(4,390)	(4,285)	56	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		6,490	16	(1,554)	(1,538)	20	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	46,850	143	(5,268)	(5,125)	0	(101)
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025	$	93,200	0	1,730	1,730	0	(22)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		107,340	2,672	(5,395)	(2,723)	5	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		85,250	520	(4,209)	(3,689)	2	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		82,290	2,830	(4,486)	(1,656)	20	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		14,590	786	(1,713)	(927)	10	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		48,180	559	(5,448)	(4,889)	2	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		495,010	1,159	(3,548)	(2,389)	33	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		30,600	(122)	(3,813)	(3,935)	0	(41)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		14,400	(43)	(1,812)	(1,855)	0	(18)
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	1,820	(5)	29	24	7	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	1,141,690	(15)	(336)	(351)	20	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		2,225,400	(119)	(886)	(1,005)	47	0
Receive	CPTFEMU	1.085	Maturity	01/15/2024	EUR	40	0	(1)	(1)	0	0
Pay	CPTFEMU	1.243	Maturity	08/15/2039		10,770	0	82	82	73	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		6,045	3	1,918	1,921	29	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		375	0	121	121	4	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		8,460	29	2,733	2,762	92	0
Pay	CPTFEMU	1.387	Maturity	08/15/2049		5,250	0	155	155	59	0
Receive	CPURNSA	1.430	Maturity	07/25/2020	$	14,000	0	(9)	(9)	0	(8)
Receive	CPURNSA	1.425	Maturity	08/06/2020		33,000	0	(13)	(13)	0	(12)
Receive	CPURNSA	2.027	Maturity	11/23/2020		47,100	0	(177)	(177)	0	(30)
Receive	CPURNSA	2.021	Maturity	11/25/2020		44,600	0	(163)	(163)	0	(29)
Receive	CPURNSA	1.875	Maturity	03/14/2021		45,000	0	(158)	(158)	0	(53)
Receive	CPURNSA	1.927	Maturity	03/18/2021		5,900	0	(26)	(26)	0	(7)
Receive	CPURNSA	1.550	Maturity	07/26/2021		31,500	1,066	(519)	547	0	(11)
Receive	CPURNSA	1.445	Maturity	09/09/2021		53,590	0	49	49	0	(42)
Receive	CPURNSA	1.603	Maturity	09/12/2021		25,330	763	(441)	322	0	(22)
Receive	CPURNSA	1.580	Maturity	09/20/2021		96,300	0	(207)	(207)	0	(84)
Receive	CPURNSA	1.592	Maturity	09/20/2021		27,700	(5)	(61)	(66)	0	(24)
Receive(7)	CPURNSA	1.488	Maturity	10/01/2021		25,800	0	(18)	(18)	0	(25)
Receive	CPURNSA	2.069	Maturity	07/15/2022		17,600	0	(242)	(242)	0	(16)
Receive	CPURNSA	2.210	Maturity	02/05/2023		116,510	0	(3,086)	(3,086)	0	(144)

34	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	CPURNSA	2.263%	Maturity	04/27/2023	$	14,183	$0	$(474)	$(474)	$0	$(18)
Pay	CPURNSA	2.370	Maturity	06/06/2028		22,300	0	1,524	1,524	54	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		14,700	(8)	1,041	1,033	34	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		32,400	0	1,367	1,367	85	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		9,100	1	253	254	26	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	4,870	0	(10)	(10)	0	(1)
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		2,180	1	(22)	(21)	0	(1)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		23,170	(1)	(365)	(366)	4	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		20,100	0	(323)	(323)	0	(10)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		200	0	42	42	1	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	53,400	9	78	87	53	0
Pay	UKRPI	3.350	Maturity	05/15/2030		9,920	(215)	(26)	(241)	25	0
Pay	UKRPI	3.400	Maturity	06/15/2030		16,110	(101)	(139)	(240)	46	0
Pay	UKRPI	3.325	Maturity	08/15/2030		49,000	460	(2,505)	(2,045)	94	0
Pay	UKRPI	3.300	Maturity	12/15/2030		600	(29)	(8)	(37)	1	0
Pay	UKRPI	3.100	Maturity	06/15/2031		29,140	(3,531)	(500)	(4,031)	77	0
Pay	UKRPI	3.530	Maturity	10/15/2031		3,700	91	(164)	(73)	12	0
Pay	UKRPI	3.470	Maturity	09/15/2032		51,215	6	(1,367)	(1,361)	182	0
Pay	UKRPI	3.500	Maturity	09/15/2033		5,610	4	(110)	(106)	22	0
Pay	UKRPI	3.579	Maturity	10/15/2033		7,300	0	80	80	38	0
Pay	UKRPI	3.572	Maturity	05/15/2034		30,820	0	(448)	(448)	159	0
Receive	UKRPI	3.610	Maturity	09/15/2034		52,400	0	(176)	(176)	0	(268)
Pay	UKRPI	3.358	Maturity	04/15/2035		16,400	(482)	239	(243)	102	0
Pay	UKRPI	3.580	Maturity	06/15/2039		3,820	4	153	157	26	0
Pay	UKRPI	3.600	Maturity	06/15/2039		33,300	(1)	1,660	1,659	231	0

							$6,670	$(48,281)	$(41,611)	$1,897	$(987)

Total Swap Agreements							$(7,823)	$(48,356)	$(56,179)	$1,899	$(1,431)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$11	$1,790	$1,899	$3,700	$(1,246)	$(2,903)	$(1,431)	$(5,580)

(l)

Securities with an aggregate market value of $75,077 and cash of $11,779 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		DKK	147,555	$		22,662	$1,121	$0
	10/2019	$		68,593		AUD	101,518	0	(73)
	10/2019			240,625		GBP	195,286	0	(512)
	10/2019			85,222		NZD	135,328	0	(479)
	11/2019		AUD	101,518	$		68,669	70	0
	11/2019		GBP	195,286			240,951	515	0
	11/2019		NZD	135,328			85,285	481	0
	11/2019		TWD	273,520			8,721	0	(123)
BPS	10/2019		CLP	3,308,766			4,583	45	0
	10/2019		DKK	661,185			101,088	4,563	0
	10/2019		IDR	70,439,460			4,933	0	(33)
	10/2019		KRW	5,852,441			4,894	1	0
	10/2019		TRY	28,775			4,940	0	(144)
	10/2019	$		4,560		CLP	3,308,766	0	(22)
	10/2019			24,037		EUR	21,722	0	(361)
	10/2019			64,624		GBP	52,574	19	0
	10/2019			4,829		KRW	5,852,441	64	0
	10/2019			9,877		PHP	516,122	79	0
	12/2019		SGD	32,080	$		23,251	20	0
BRC	10/2019		MXN	94,551			4,858	66	0
	10/2019	$		32,240		CAD	42,446	0	(200)
	10/2019			4,938		KRW	5,991,528	64	0
	10/2019			4,838		MXN	94,551	0	(65)
CBK	10/2019		DKK	463,114	$		71,041	3,433	0
	10/2019		EUR	90,967			100,021	871	0
	10/2019		GBP	192,287			234,649	0	(1,777)
	10/2019		NZD	135,328			85,888	1,145	0
	10/2019		PEN	32,683			9,913	223	0
	10/2019	$		50,898		EUR	46,254	0	(484)
	10/2019			92,538		GBP	73,779	0	(1,823)
	10/2019			9,637		PEN	32,683	52	0
	10/2019			699		TRY	3,986	2	0
	11/2019		COP	176,158	$		52	2	0
	12/2019	$		42		ILS	148	1	0
	01/2020		PEN	32,683	$		9,600	0	(54)
DUB	10/2019	$		4,893		MXN	95,814	0	(56)
GLM	10/2019		BRL	182,682	$		43,935	0	(32)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019		DKK	193,715	$		29,738	$1,458	$0
	10/2019		MXN	726,070			37,235	486	0
	10/2019		PHP	258,535			4,992	4	0
	10/2019		TRY	28,561			4,940	0	(77)
	10/2019	$		43,868		BRL	182,682	100	0
	10/2019			4,940		INR	354,593	64	0
	10/2019			4,940		PHP	258,535	48	0
	11/2019			43,849		BRL	182,682	17	0
	01/2020		DKK	1,519,485	$		224,063	498	0
HUS	10/2019		AUD	101,518			68,551	32	0
	10/2019		CAD	84,555			63,866	156	(113)
	10/2019		CLP	3,254,952			4,484	19	0
	10/2019		IDR	69,960,280			4,946	21	0
	10/2019		TRY	57,143			9,834	0	(218)
	10/2019	$		31,768		CAD	42,109	16	0
	10/2019			2,667		GBP	2,166	0	(3)
	10/2019			4,999		KRW	5,957,270	0	(28)
	10/2019			4,896		MXN	98,728	103	0
	10/2019			4,940		PHP	258,663	51	0
	11/2019		CAD	42,109	$		31,784	0	(17)
	11/2019		TWD	875,915			27,979	0	(344)
	12/2019		INR	9,291			127	0	(4)
	12/2019		KRW	54,296,169			44,792	0	(584)
JPM	10/2019		CLP	3,322,644			4,648	89	0
	10/2019		DKK	62,180			9,553	476	0
	10/2019		GBP	78,944			97,237	172	0
	10/2019		IDR	209,946,147			14,780	39	(47)
	10/2019	$		54,880		EUR	50,265	0	(93)
	10/2019			4,955		IDR	70,047,273	0	(21)
	10/2019			4,940		INR	351,560	21	0
	10/2019			49,304		JPY	5,329,000	0	(19)
	10/2019			4,930		MXN	97,050	0	(23)
	10/2019			23,289		ZAR	334,089	0	(1,247)
	11/2019		EUR	50,265	$		55,014	91	0
	12/2019	$		266		ILS	931	3	0
	01/2020		BRL	30,370	$		7,895	625	0
	02/2020	$		432		PLN	1,694	0	(9)
MYI	10/2019		BRL	182,682	$		43,868	0	(100)
	10/2019	$		43,783		BRL	182,682	184	0
NGF	12/2019			47,200		IDR	678,032,236	156	0
RYL	10/2019		CLP	6,617,532	$		9,146	68	0
	10/2019	$		22,661		CLP	16,247,641	0	(371)
	10/2019			38,252		EUR	34,988	0	(117)
	10/2019			4,713		MXN	94,551	78	0
	03/2020		CNH	3,973	$		551	0	(3)
SCX	10/2019		EUR	62,262			69,096	1,233	0
	11/2019		TWD	348,757			11,143	0	(134)
	11/2019	$		1,554		GBP	1,261	0	(2)
SOG	10/2019		PHP	258,535	$		4,953	0	(35)
	10/2019	$		9,940		PHP	517,070	38	(4)
SSB	10/2019		CLP	3,364,097	$		4,707	92	0
	11/2019	$		64,878		GBP	52,574	0	(149)
UAG	10/2019		JPY	13,716,074	$		130,010	3,156	0
	10/2019	$		77,929		JPY	8,387,074	0	(360)
	10/2019			46,318		RUB	2,998,353	0	(168)
	11/2019		JPY	8,387,074	$		78,107	366	0
	12/2019	$		913		CNY	6,525	1	0

Total Forward Foreign Currency Contracts								$22,798	$(10,528)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.200%	10/16/2019	19,100	$1	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	1,211,310	$1,720	$1,725
DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	1,251,300	1,778	1,781

							$3,498	$3,506

Total Purchased Options							$3,499	$3,506

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	11,600	$(14)	$(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	31,800	(43)	(7)
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	10,800	(14)	(2)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	7,000	(4)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	7,000	(10)	(8)
BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	12,000	(15)	(2)
DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	14,600	(8)	(9)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	14,600	(22)	(18)
DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	31,500	(39)	(6)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	15,900	(23)	(4)

						$(192)	$(62)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	253,500	$(2,263)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,200	(429)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	46,100	(2,097)	(52)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(191)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	149,900	(1,694)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	64,700	(1,194)	(11)

						$(9,194)	$(63)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	255,120	$(1,766)	$(2,041)
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	6,070	(171)	(112)
DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	263,600	(1,825)	(2,109)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	20,700	(471)	(381)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	930	(27)	(17)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	33,800	(841)	(1,574)

							$(5,101)	$(6,234)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	639,100	$(495)	$(408)

Total Written Options						$(14,982)	$(6,767)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$15,700	$142	$(196)	$0	$(54)
BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	17,300	172	(231)	0	(59)
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	7,700	66	(93)	0	(27)
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	3,300	28	(39)	0	(11)
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	20,200	187	(256)	0	(69)

							$595	$(815)	$0	$(220)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$51,200	$136	$15	$151	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
GST	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$23,700	$(1,245)	$1,550	$305	$0
MEI	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,800	(335)	397	62	0
SAL	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	12,300	(26)	(13)	0	(39)

						$(1,606)	$1,934	$367	$(39)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020	ILS 141,370	$0	$(69)	$0	$(69)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	86,740	0	(55)	0	(55)
	Pay	1-Year ILS-TELBOR	1.963	Annual	02/16/2028	29,770	(2)	967	965	0
	Pay	CPURNSA	2.500	Maturity	07/15/2022	$ 50,000	330	(5,959)	0	(5,629)
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS 74,520	0	(48)	0	(48)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028	16,030	0	490	490	0
DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020	71,730	0	(55)	0	(55)
	Pay	1-Year ILS-TELBOR	2.100	Annual	06/20/2028	15,310	0	527	527	0
GLM	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020	58,880	4	(42)	0	(38)
	Pay	1-Year ILS-TELBOR	1.883	Annual	03/21/2028	18,170	0	546	546	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028	12,600	0	401	401	0

							$332	$(3,297)	$2,929	$(5,894)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.300%	Maturity	10/04/2019	$230,000	$0	$(894)	$0	$(894)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.280%	Maturity	10/09/2019	250,000	0	(324)	0	(324)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.260%	Maturity	10/11/2019	46,800	0	(717)	0	(717)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.400% (Federal Funds Rate plus a specified spread)	Maturity	10/15/2019	116,100	0	(920)	0	(920)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.410% (Federal Funds Rate plus a specified spread)	Maturity	10/22/2019	63,900	0	(190)	0	(190)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Pay/ Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.260%	Maturity	10/03/2019	$100,000	$0	$(424)	$0	$(424)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.270%	Maturity	10/15/2019	372,200	0	(1,491)	0	(1,491)
JPM	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.230%	Maturity	10/18/2019	7,900	0	(67)	0	(67)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.240%	Maturity	10/18/2019	210,000	0	(1,522)	0	(1,522)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.250%	Maturity	10/18/2019	50,000	0	42	42	0
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.280%	Maturity	10/03/2019	150,000	0	183	183	0
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.330%	Maturity	10/10/2019	575,000	0	(1,856)	0	(1,856)

								$0	$(8,180)	$225	$(8,405)

Total Swap Agreements								$(543)	$(10,343)	$3,672	$(14,558)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$2,187	$1,725	$965	$4,877	$(1,187)	$(2,049)	$(5,807)	$(9,043)	$(4,166)	$3,610	$(556)
BPS	4,791	0	0	4,791	(560)	(15)	(3,104)	(3,679)	1,112	(1,598)	(486)
BRC	130	0	490	620	(265)	(114)	(75)	(454)	166	(430)	(264)
CBK	5,729	0	0	5,729	(4,138)	0	0	(4,138)	1,591	(290)	1,301
DBL	0	0	0	0	0	(27)	0	(27)	(27)	0	(27)
DUB	0	1,781	527	2,308	(56)	(2,496)	(55)	(2,607)	(299)	(1,290)	(1,589)
GLM	2,675	0	947	3,622	(109)	(1,643)	(1,953)	(3,705)	(83)	(720)	(803)
GST	0	0	305	305	0	(4)	(11)	(15)	290	(260)	30
HUS	398	0	151	549	(1,311)	0	(69)	(1,380)	(831)	813	(18)
JPM	1,516	0	42	1,558	(1,459)	(11)	(1,589)	(3,059)	(1,501)	1,144	(357)
MEI	0	0	62	62	0	0	0	0	62	0	62
MYC	0	0	183	183	0	(408)	(1,856)	(2,264)	(2,081)	(4,045)	(6,126)
MYI	184	0	0	184	(100)	0	0	(100)	84	0	84
NGF	156	0	0	156	0	0	0	0	156	(117)	39
RYL	146	0	0	146	(491)	0	0	(491)	(345)	(258)	(603)
SAL	0	0	0	0	0	0	(39)	(39)	(39)	0	(39)
SCX	1,233	0	0	1,233	(136)	0	0	(136)	1,097	(700)	397
SOG	38	0	0	38	(39)	0	0	(39)	(1)	0	(1)
SSB	92	0	0	92	(149)	0	0	(149)	(57)	0	(57)
UAG	3,523	0	0	3,523	(528)	0	0	(528)	2,995	(2,940)	55

Total Over the Counter	$22,798	$3,506	$3,672	$29,976	$(10,528)	$(6,767)	$(14,558)	$(31,853)

(n)

Securities with an aggregate market value of $7,251 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Futures	0	0	0	0	1,790	1,790
Swap Agreements	0	2	0	0	1,897	1,899

	$0	$2	$0	$0	$3,698	$3,700

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,798	$0	$22,798
Purchased Options	0	0	0	0	3,506	3,506
Swap Agreements	0	518	0	0	3,154	3,672

	$0	$518	$0	$22,798	$6,660	$29,976

	$0	$520	$0	$22,798	$10,358	$33,676

42	PIMCO REAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,246	$1,246
Futures	0	0	0	0	2,903	2,903
Swap Agreements	0	444	0	0	987	1,431

	$0	$444	$0	$0	$5,136	$5,580

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,528	$0	$10,528
Written Options	0	62	0	0	6,705	6,767
Swap Agreements	0	259	0	0	14,299	14,558

	$0	$321	$0	$10,528	$21,004	$31,853

	$0	$765	$0	$10,528	$26,140	$37,433

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(116)	$(116)
Written Options	0	0	0	0	476	476
Futures	0	0	0	0	(106,433)	(106,433)
Swap Agreements	0	(2,123)	0	0	(21,787)	(23,910)

	$0	$(2,123)	$0	$0	$(127,860)	$(129,983)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,855	$0	$39,855
Purchased Options	0	0	0	0	35,357	35,357
Written Options	0	683	0	0	(27,182)	(26,499)
Swap Agreements	0	(396)	0	0	49,281	48,885

	$0	$287	$0	$39,855	$57,456	$97,598

	$0	$(1,836)	$0	$39,855	$(70,404)	$(32,385)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(64)	$(64)
Written Options	0	0	0	0	239	239
Futures	0	0	0	0	40,945	40,945
Swap Agreements	0	542	0	0	(43,999)	(43,457)

	$0	$542	$0	$0	$(2,879)	$(2,337)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$997	$0	$997
Purchased Options	0	(1)	0	0	(3,518)	(3,519)
Written Options	0	(66)	0	0	2,274	2,208
Swap Agreements	0	(177)	0	0	(21,717)	(21,894)

	$0	$(244)	$0	$997	$(22,961)	$(22,208)

	$0	$298	$0	$997	$(25,840)	$(24,545)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$533,353	$0	$533,353
Industrials	0	43,085	0	43,085
Specialty Finance	0	10,035	0	10,035
Utilities	0	59,031	0	59,031
U.S. Government Agencies	0	2,024,340	0	2,024,340
U.S. Treasury Obligations	0	7,067,472	0	7,067,472
Non-Agency Mortgage-Backed Securities	0	371,529	0	371,529
Asset-Backed Securities	0	600,994	0	600,994
Sovereign Issues	0	856,321	0	856,321
Preferred Securities
Banking & Finance	0	2,928	0	2,928
Short-Term Instruments
Repurchase Agreements	0	5,113	0	5,113
Argentina Treasury Bills	0	392	0	392
U.S. Treasury Bills	0	2,495	0	2,495
	$0	$11,577,088	$0	$11,577,088

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$157,135	$0	$0	$157,135
Total Investments	$157,135	$11,577,088	$0	$11,734,223

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,790	1,910	0	3,700
Over the counter	0	29,976	0	29,976
	$1,790	$31,886	$0	$33,676

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,903)	(2,677)	0	(5,580)
Over the counter	0	(31,853)	0	(31,853)
	$(2,903)	$(34,530)	$0	$(37,433)
Total Financial Derivative Instruments	$(1,113)	$(2,644)	$0	$(3,757)
Totals	$156,022	$11,574,444	$0	$11,730,466

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

44	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

46	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not

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exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads,

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default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$14,834	$2,050,427	$(1,908,200)	$65	$9	$157,135	$1,227	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being

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(Unaudited)

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sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are

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(Unaudited)

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reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in

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Notes to Financial Statements (Cont.)

market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect the Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other

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Notes to Financial Statements (Cont.)

relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default

60	PIMCO REAL RETURN FUND

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swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

62	PIMCO REAL RETURN FUND

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interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active

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Notes to Financial Statements (Cont.)

market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from

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Notes to Financial Statements (Cont.)

counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.35%	0.35%	0.35%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.50% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.50%	0.25%

Class R	0.25%	0.25%
	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

68	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2019

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$5,528	$2,992

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$19,774,554	$20,412,286	$1,242,322	$759,908

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	73,707	$818,108	129,374	$1,386,301

I-2	13,296	147,109	42,021	451,475

I-3	429	4,737	53,658	565,126	(a)

Administrative Class	3,939	43,741	12,023	129,245

Class A	17,316	191,878	37,451	402,374

Class C	274	3,019	974	10,448

Class R	1,826	20,247	3,647	39,118

Issued as reinvestment of distributions

Institutional Class	6,636	73,784	12,278	132,327

I-2	991	11,013	2,699	29,111

I-3	37	414	220	2,341	(a)

Administrative Class	353	3,927	874	9,426

Class A	1,723	19,153	3,664	39,527

Class C	140	1,559	376	4,063

Class R	216	2,398	427	4,608

Cost of shares redeemed

Institutional Class	(82,218)	(916,189)	(176,836)	(1,894,351)

I-2	(18,869)	(209,260)	(95,486)	(1,013,479)

I-3	(49,956)	(543,772)	(3,695)	(39,327	)(a)

Administrative Class	(5,241)	(58,261)	(25,845)	(275,697)

Class A	(26,381)	(291,920)	(72,868)	(780,968)

Class C	(6,812)	(75,524)	(12,175)	(130,665)

Class R	(2,871)	(31,831)	(7,743)	(82,933)

Net increase (decrease) resulting from Fund share transactions	(71,465)	$(785,670)	(94,962)	$(1,011,930)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

70	PIMCO REAL RETURN FUND

(Unaudited)

September 30, 2019

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Real Return Fund	$109,335	$408,496

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$11,430,301	$434,462	$(184,296)	$250,166

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MEI	Merrill Lynch International
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DBL	Deutsche Bank AG London	NOM	Nomura Securities International Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland PLC
FBF	Credit Suisse International	SAL	Citigroup Global Markets, Inc.
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	NZD	New Zealand Dollar
CLP	Chilean Peso	PEN	Peruvian New Sol
CNH	Chinese Renminbi (Offshore)	PHP	Philippine Peso
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	RUB	Russian Ruble
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	TRY	Turkish New Lira
GBP	British Pound	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand
INR	Indian Rupee

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPTFEMU	Eurozone HICP ex-Tobacco Index
BADLARPP	Argentina Badlar Floating Rate Notes	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	ISDA	International Swaps and Derivatives Association, Inc.
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	OIS	Overnight Index Swap
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
CDO	Collateralized Debt Obligation	TELBOR	Tel Aviv Inter-Bank Offered Rate
CLO	Collateralized Loan Obligation	UMBS	Uniform Mortgage-Backed Security
DAC	Designated Activity Company	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate

72	PIMCO REAL RETURN FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

74	PIMCO REAL RETURN FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

76	PIMCO REAL RETURN FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

78	PIMCO REAL RETURN FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

80	PIMCO REAL RETURN FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4015SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Short-Term Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO SHORT-TERM FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Short-Term Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Short-Term Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO SHORT-TERM FUND

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Short-Term Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Short-Term Fund	10/07/87	10/07/87	04/30/08	04/27/18	02/01/96	01/20/97	01/20/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO SHORT-TERM FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Short-Term Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/07/87)
PIMCO Short-Term Fund Institutional Class	1.22%	1.94%	1.96%	1.85%	4.23%
PIMCO Short-Term Fund I-2	1.17%	1.84%	1.85%	1.74%	4.14%
PIMCO Short-Term Fund I-3	1.15%	1.79%	1.81%	1.69%	4.07%
PIMCO Short-Term Fund Administrative Class	1.10%	1.69%	1.70%	1.59%	3.97%
PIMCO Short-Term Fund Class A	1.10%	1.69%	1.70%	1.58%	3.86%
PIMCO Short-Term Fund Class A (adjusted)	(1.18)%	(0.60)%	1.24%	1.35%	3.79%
PIMCO Short-Term Fund Class C	0.95%	1.39%	1.40%	1.27%	3.55%
PIMCO Short-Term Fund Class C (adjusted)	(0.05)%	0.40%	1.40%	1.27%	3.55%
PIMCO Short-Term Fund Class R	0.97%	1.43%	1.45%	1.32%	3.68%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	3.13%♦
Lipper Ultra-Short Obligation Funds Average	1.46%	2.74%	1.30%	1.10%	4.14%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 09/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for Class I-2 shares, 0.70% for I-3 shares, 0.75% for Administrative Class shares, 0.75% for Class A shares, 1.05% for Class C shares, and 1.00% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO SHORT-TERM FUND

Institutional Class - PTSHX	I-2 - PTSPX	I-3 - PTSNX	Administrative Class - PSFAX
Class A - PSHAX	Class C - PFTCX	Class R - PTSRX

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	53.7%
U.S. Government Agencies	12.3%
Asset-Backed Securities	11.4%
Short-Term Instruments‡	9.7%
Non-Agency Mortgage-Backed Securities	7.7%
U.S. Treasury Obligations	3.1%
Loan Participations and Assignments	1.4%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Short-Term Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Country selection within European duration strategies contributed to performance, as European yields decreased.
»	Overweight exposure to select non-agency securitized assets contributed to performance, as the asset class posted positive total returns.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. yields decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Short-Term Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,012.20	$2.67	$1,000.00	$1,022.35	$2.68	0.53%
I-2	1,000.00	1,011.70	3.17	1,000.00	1,021.85	3.18	0.63
I-3	1,000.00	1,011.50	3.42	1,000.00	1,021.60	3.44	0.68
Administrative Class	1,000.00	1,011.00	3.92	1,000.00	1,021.10	3.94	0.78
Class A	1,000.00	1,011.00	3.92	1,000.00	1,021.10	3.94	0.78
Class C	1,000.00	1,009.50	5.43	1,000.00	1,019.60	5.45	1.08
Class R	1,000.00	1,009.70	5.18	1,000.00	1,019.85	5.20	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO SHORT-TERM FUND

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Short-Term Fund

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$9.80	$0.14	$(0.02)	$0.12	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2019	9.85	0.26	(0.03)	0.23	(0.26)	(0.02)	0.00	(0.28)

03/31/2018	9.82	0.19	0.02	0.21	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.66	0.17	0.16	0.33	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.79	0.14	(0.09)	0.05	(0.18)	0.00	0.00	(0.18)

03/31/2015	9.88	0.08	0.02	0.10	(0.14)	(0.05)	0.00	(0.19)

I-2

04/01/2019 - 09/30/2019+	9.80	0.14	(0.02)	0.12	(0.13)	0.00	0.00	(0.13)

03/31/2019	9.85	0.25	(0.03)	0.22	(0.25)	(0.02)	0.00	(0.27)

03/31/2018	9.82	0.18	0.02	0.20	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.66	0.16	0.16	0.32	(0.13)	0.00	(0.03)	(0.16)

03/31/2016	9.79	0.13	(0.09)	0.04	(0.17)	0.00	0.00	(0.17)

03/31/2015	9.88	0.07	0.02	0.09	(0.13)	(0.05)	0.00	(0.18)

I-3

04/01/2019 - 09/30/2019+	9.80	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

04/27/2018 - 03/31/2019	9.88	0.24	(0.07)	0.17	(0.23)	(0.02)	0.00	(0.25)

Administrative Class

04/01/2019 - 09/30/2019+	9.80	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.11	(0.09)	0.02	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)

Class A

04/01/2019 - 09/30/2019+	9.80	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2019	9.85	0.23	(0.02)	0.21	(0.24)	(0.02)	0.00	(0.26)

03/31/2018	9.82	0.17	0.01	0.18	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.15	0.16	0.31	(0.12)	0.00	(0.03)	(0.15)

03/31/2016	9.79	0.12	(0.10)	0.02	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.88	0.06	0.02	0.08	(0.12)	(0.05)	0.00	(0.17)

12	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.79	1.22%	$9,331,928	0.53	%*	0.53	%*	0.45	%*	0.45	%*	2.89	%*	75%

9.80	2.31	10,930,485	0.50		0.50		0.45		0.45		2.63		104

9.85	2.11	10,792,869	0.57		0.57		0.45		0.45		1.98		156

9.82	3.49	7,238,471	0.53		0.53		0.45		0.45		1.76		324

9.66	0.47	8,433,549	0.47		0.47		0.45		0.45		1.42		1,753

9.79	1.00	10,827,073	0.46		0.46		0.45		0.45		0.86		283

9.79	1.17	3,532,294	0.63	*	0.63	*	0.55	*	0.55	*	2.79	*	75

9.80	2.21	3,915,317	0.60		0.60		0.55		0.55		2.56		104

9.85	2.00	2,323,358	0.67		0.67		0.55		0.55		1.87		156

9.82	3.38	1,713,191	0.63		0.63		0.55		0.55		1.65		324

9.66	0.37	1,155,364	0.57		0.57		0.55		0.55		1.38		1,753

9.79	0.90	426,732	0.56		0.56		0.55		0.55		0.75		283

9.79	1.15	63,514	0.68	*	0.73	*	0.60	*	0.65	*	2.75	*	75

9.80	1.70	80,706	0.65	*	0.70	*	0.60	*	0.65	*	2.71	*	104

9.79	1.10	1,638,240	0.78	*	0.78	*	0.70	*	0.70	*	2.64	*	75

9.80	2.06	1,864,756	0.75		0.75		0.70		0.70		2.37		104

9.85	1.85	1,927,190	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	1,677,360	0.78		0.78		0.70		0.70		1.51		324

9.66	0.22	1,408,999	0.72		0.72		0.70		0.70		1.16		1,753

9.79	0.75	1,779,070	0.71		0.71		0.70		0.70		0.60		283

9.79	1.10	1,455,507	0.78	*	0.78	*	0.70	*	0.70	*	2.64	*	75

9.80	2.06	1,680,136	0.75		0.75		0.70		0.70		2.38		104

9.85	1.85	1,728,328	0.82		0.82		0.70		0.70		1.72		156

9.82	3.23	903,392	0.78		0.78		0.70		0.70		1.50		324

9.66	0.22	618,410	0.72		0.72		0.70		0.70		1.18		1,753

9.79	0.75	641,931	0.71		0.71		0.70		0.70		0.60		283

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Short-Term Fund (cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2019 - 09/30/2019+	$9.80	$0.11	$(0.02)	$0.09	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.01	0.15	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.12	0.16	0.28	(0.09)	0.00	(0.03)	(0.12)

03/31/2016	9.79	0.09	(0.10)	(0.01)	(0.12)	0.00	0.00	(0.12)

03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)

Class R

04/01/2019 - 09/30/2019+	9.80	0.12	(0.02)	0.10	(0.11)	0.00	0.00	(0.11)

03/31/2019	9.85	0.21	(0.03)	0.18	(0.21)	(0.02)	0.00	(0.23)

03/31/2018	9.82	0.14	0.02	0.16	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.66	0.12	0.17	0.29	(0.10)	0.00	(0.03)	(0.13)

03/31/2016	9.79	0.09	(0.09)	0.00	(0.13)	0.00	0.00	(0.13)

03/31/2015	9.88	0.03	0.02	0.05	(0.09)	(0.05)	0.00	(0.14)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO SHORT-TERM FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.79	0.95%	$141,344	1.08	%*	1.08	%*	1.00	%*	1.00	%*	2.34	%*	75%

9.80	1.76	172,777	1.05		1.05		1.00		1.00		2.10		104

9.85	1.55	136,018	1.12		1.12		1.00		1.00		1.41		156

9.82	2.92	174,228	1.08		1.08		1.00		1.00		1.21		324

9.66	(0.08)	178,088	1.02		1.02		1.00		1.00		0.88		1,753

9.79	0.45	190,986	1.01		1.01		1.00		1.00		0.30		283

9.79	0.97	120,496	1.03	*	1.03	*	0.95	*	0.95	*	2.39	*	75

9.80	1.81	128,331	1.00		1.00		0.95		0.95		2.13		104

9.85	1.60	122,140	1.07		1.07		0.95		0.95		1.47		156

9.82	2.97	116,464	1.03		1.03		0.95		0.95		1.25		324

9.66	(0.03)	104,036	0.97		0.97		0.95		0.95		0.94		1,753

9.79	0.50	77,909	0.96		0.96		0.95		0.95		0.35		283

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statement of Assets and Liabilities PIMCO Short-Term Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$18,292,579
Investments in Affiliates	1,406,123

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,542
Over the counter	19,950
Deposits with counterparty	59,998
Foreign currency, at value	8,442
Receivable for investments sold	461,536
Receivable for TBA investments sold	1,129,369
Receivable for Fund shares sold	17,161
Interest and/or dividends receivable	76,884
Dividends receivable from Affiliates	3,552
Reimbursement receivable from PIMCO	2
Other assets	75

Total Assets	21,479,213

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$981,326
Payable for sale-buyback transactions	59,277
Payable for short sales	691,120

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,064
Over the counter	32,721
Payable for investments purchased	114,832
Payable for investments in Affiliates purchased	3,552
Payable for TBA investments purchased	3,177,112
Deposits from counterparty	13,642
Payable for Fund shares redeemed	51,546
Distributions payable	1,610
Overdraft due to custodian	56,380
Accrued investment advisory fees	3,172
Accrued supervisory and administrative fees	2,823
Accrued distribution fees	381
Accrued servicing fees	329
Other liabilities	3

Total Liabilities	5,195,890

Net Assets	$16,283,323

Net Assets Consist of:

Paid in capital	$16,422,619
Distributable earnings (accumulated loss)	(139,296)

Net Assets	$16,283,323

Cost of investments in securities	$18,235,517
Cost of investments in Affiliates	$1,408,951
Cost of foreign currency held	$8,706
Proceeds received on short sales	$689,279
Cost or premiums of financial derivative instruments, net	$(57,607)

* Includes repurchase agreements of:	$295,875

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO SHORT-TERM FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$9,331,928
I-2	3,532,294
I-3	63,514
Administrative Class	1,638,240
Class A	1,455,507
Class C	141,344
Class R	120,496

Shares Issued and Outstanding:

Institutional Class	953,227
I-2	360,817
I-3	6,488
Administrative Class	167,345
Class A	148,676
Class C	14,438
Class R	12,308

Net Asset Value Per Share Outstanding:

Institutional Class	$9.79
I-2	9.79
I-3	9.79
Administrative Class	9.79
Class A	9.79
Class C	9.79
Class R	9.79

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statement of Operations PIMCO Short-Term Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$276,237
Dividends from Investments in Affiliates	24,302
Total Income	300,539

Expenses:

Investment advisory fees	21,967
Supervisory and administrative fees	19,529
Distribution and/or servicing fees - Administrative Class	2,272
Distribution fees - Class C	235
Distribution fees - Class R	156
Servicing fees - Class A	1,870
Servicing fees - Class C	196
Servicing fees - Class R	156
Trustee fees	32
Interest expense	7,290
Total Expenses	53,703
Waiver and/or Reimbursement by PIMCO	(20)
Net Expenses	53,683

Net Investment Income (Loss)	246,856

Net Realized Gain (Loss):

Investments in securities	32,097
Investments in Affiliates	(1,636)
Exchange-traded or centrally cleared financial derivative instruments	(75,803)
Over the counter financial derivative instruments	144,068
Short sales	(8,245)
Foreign currency	(3,945)

Net Realized Gain (Loss)	86,536

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	13,738
Investments in Affiliates	2,372
Exchange-traded or centrally cleared financial derivative instruments	(104,561)
Over the counter financial derivative instruments	(37,461)
Short sales	1,096
Foreign currency assets and liabilities	(222)

Net Change in Unrealized Appreciation (Depreciation)	(125,038)

Net Increase (Decrease) in Net Assets Resulting from Operations	$208,354

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT-TERM FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Short-Term Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$246,856	$486,046
Net realized gain (loss)	86,536	(35,647)
Net change in unrealized appreciation (depreciation)	(125,038)	(38,701)

Net Increase (Decrease) in Net Assets Resulting from Operations	208,354	411,698

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(134,778)	(327,206)
I-2	(47,970)	(93,130)
I-3	(983)	(977	)(a)
Administrative Class	(21,837)	(48,529)
Class A	(17,977)	(44,758)
Class C	(1,654)	(3,706)
Class R	(1,345)	(2,907)

Total Distributions(b)	(226,544)	(521,213)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(2,470,995)	1,852,120

Total Increase (Decrease) in Net Assets	(2,489,185)	1,742,605

Net Assets:

Beginning of period	18,772,508	17,029,903
End of period	$16,283,323	$18,772,508

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Schedule of Investments PIMCO Short-Term Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~	$30,000	$29,980

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~	500	502

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~	44,200	44,167

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~	113,200	113,130
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~	71,200	71,210

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	15,660	15,781

Total Loan Participations and Assignments (Cost $274,236)		274,770

CORPORATE BONDS & NOTES 65.0%

BANKING & FINANCE 31.8%

ABN AMRO Bank NV
3.489% (US0003M + 1.350%) due 03/17/2021 ~	1,000	1,011

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	16,400	16,412

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,400	1,436
4.250% due 07/01/2020	13,641	13,830
4.450% due 12/16/2021	28,550	29,696
4.500% due 05/15/2021	5,800	5,989
4.625% due 10/30/2020	16,750	17,149
4.625% due 07/01/2022	4,150	4,384
5.000% due 10/01/2021	4,500	4,733

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~	39,800	39,800

Air Lease Corp.
2.250% due 01/15/2023	14,250	14,150
2.500% due 03/01/2021	6,700	6,721
2.750% due 01/15/2023	12,800	12,944
3.375% due 06/01/2021	5,300	5,385
3.500% due 01/15/2022	18,700	19,186
4.750% due 03/01/2020	2,561	2,586

Aircastle Ltd.
5.125% due 03/15/2021	40,197	41,674
5.500% due 02/15/2022	4,310	4,588
7.625% due 04/15/2020	7,434	7,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allstate Corp.
2.734% (US0003M + 0.630%) due 03/29/2023 ~	$4,050	$4,060

Ally Financial, Inc.
3.750% due 11/18/2019	5,750	5,759
4.125% due 03/30/2020	12,500	12,609
4.125% due 02/13/2022	10,050	10,301
4.250% due 04/15/2021	2,100	2,153
4.625% due 05/19/2022	100	104
7.500% due 09/15/2020	300	314
8.000% due 03/15/2020	4,800	4,914

Ambac LSNI LLC
7.104% due 02/12/2023 •	2	2

American Tower Corp.
2.250% due 01/15/2022	13,118	13,138
2.800% due 06/01/2020	21,025	21,107
3.375% due 05/15/2024	9,500	9,890

Aozora Bank Ltd.
2.750% due 03/09/2020	23,380	23,384
3.810% due 09/07/2021	5,610	5,730

Assurant, Inc.
3.363% (US0003M + 1.250%) due 03/26/2021 ~	8,230	8,231

Athene Global Funding
2.750% due 04/20/2020	9,675	9,710
3.418% (US0003M + 1.140%) due 04/20/2020 ~	50,805	51,086
3.562% (US0003M + 1.230%) due 07/01/2022 ~(h)	108,339	109,648
4.000% due 01/25/2022	2,500	2,595

AvalonBay Communities, Inc.
2.733% (US0003M + 0.430%) due 01/15/2021 ~	13,300	13,296

Aviation Capital Group LLC
2.875% due 01/20/2022	43,480	43,672
2.936% (US0003M + 0.670%) due 07/30/2021 ~	24,006	23,966
3.082% (US0003M + 0.950%) due 06/01/2021 ~	18,350	18,420
6.750% due 04/06/2021	9,790	10,377
7.125% due 10/15/2020	9,593	10,038

Avolon Holdings Funding Ltd.
3.625% due 05/01/2022	2,600	2,638
5.125% due 10/01/2023	2,500	2,659
5.500% due 01/15/2023	7,800	8,342

Axis Bank Ltd.
3.250% due 05/21/2020	50,750	50,901

Banco Santander Chile
3.076% (US0003M + 0.800%) due 07/25/2020 ~	10,000	10,001
3.344% (US0003M + 1.200%) due 11/28/2021 ~	23,600	23,905

20	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
3.458% (US0003M + 1.180%) due 10/21/2022 ~	$8,635	$8,750

Barclays Bank PLC
2.801% (US0003M + 0.460%) due 01/11/2021 ~	21,880	21,844

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~	10,300	10,255
3.588% (US0003M + 1.430%) due 02/15/2023 ~	17,339	17,342
3.963% (US0003M + 1.625%) due 01/10/2023 ~	3,600	3,616
4.291% (US0003M + 2.110%) due 08/10/2021 ~	14,678	14,977

BGC Partners, Inc.
5.125% due 05/27/2021	2,550	2,634

BOC Aviation Ltd.
2.375% due 09/15/2021	20,108	19,955
2.750% due 09/18/2022	41,200	41,222
3.000% due 03/30/2020	8,920	8,936
3.000% due 05/23/2022	12,427	12,485
3.238% (US0003M + 1.125%) due 09/26/2023 ~	7,250	7,289
3.316% (US0003M + 1.050%) due 05/02/2021 ~	66,540	66,816

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~	35,500	35,412

Cantor Fitzgerald LP
4.875% due 05/01/2024	4,900	5,177
7.875% due 10/15/2019	25,170	25,220

Chiba Bank Ltd.
2.750% due 07/29/2020	16,950	16,952

CIT Group, Inc.
5.000% due 08/15/2022	600	637

Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~(h)	83,100	83,263

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	12,272	12,414

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~	20,800	20,952
3.233% (US0003M + 0.950%) due 07/24/2023 ~	4,000	4,017

CK Hutchison International Ltd.
2.250% due 09/29/2020	1,606	1,604

CNH Industrial Capital LLC
3.875% due 10/15/2021	600	617
4.375% due 11/06/2020	2,300	2,346

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
3.372% (US0003M + 1.240%) due 06/12/2024 ~	$20,900	$21,046

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022	5,450	5,664
4.590% (US0003M + 2.290%) due 04/16/2021 ~	59,653	61,253

Danske Bank A/S
2.648% (US0003M + 0.510%) due 03/02/2020 ~	1,545	1,545
2.750% due 09/17/2020	8,402	8,436
3.001% due 09/20/2022 •	26,820	26,925
3.192% (US0003M + 1.060%) due 09/12/2023 ~	22,500	22,067

DBS Group Holdings Ltd.
2.896% (US0003M + 0.620%) due 07/25/2022 ~	24,500	24,614

Discover Bank
8.700% due 11/18/2019	13,075	13,177

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	1,611	1,638

Eksportfinans ASA
2.981% (US0003M + 0.800%) due 11/10/2020 ~	49,200	49,253

Emirates NBD PJSC
3.806% (US0003M + 1.550%) due 01/26/2020 ~	13,750	13,802

First Abu Dhabi Bank PJSC
3.272% (US0003M + 0.950%) due 04/16/2022 ~	36,461	36,689

First Gulf Bank PJSC
2.625% due 02/24/2020	2,000	2,002

Ford Motor Credit Co. LLC
2.343% due 11/02/2020	7,700	7,656
2.681% due 01/09/2020	2,820	2,820
2.696% (US0003M + 0.430%) due 11/02/2020 ~	13,375	13,262
2.922% (US0003M + 0.790%) due 06/12/2020 ~	28,350	28,304
3.065% (US0003M + 0.930%) due 09/24/2020 ~	35,975	35,980
3.099% (US0003M + 0.810%) due 04/05/2021 ~	16,955	16,761
3.217% (US0003M + 0.930%) due 11/04/2019 ~	4,000	4,000
3.311% (US0003M + 1.000%) due 01/09/2020 ~	12,752	12,754
3.336% due 03/18/2021	1,300	1,306
4.853% (US0003M + 2.550%) due 01/07/2021 ~	48,600	49,353
5.443% (US0003M + 3.140%) due 01/07/2022 ~	4,400	4,524

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/01/2021	$900	$931
8.125% due 01/15/2020	1,475	1,500

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	7,966	7,949

General Motors Financial Co., Inc.
2.450% due 11/06/2020	2,630	2,629
2.650% due 04/13/2020	5,655	5,663
2.779% (US0003M + 0.540%) due 11/06/2020 ~	1,662	1,658
3.161% (US0003M + 0.850%) due 04/09/2021 ~	28,621	28,611
3.200% due 07/13/2020	700	704
3.233% (US0003M + 0.930%) due 04/13/2020 ~	46,852	46,971
3.279% (US0003M + 0.990%) due 01/05/2023 ~	600	592
3.339% (US0003M + 1.100%) due 11/06/2021 ~	40,850	40,875
3.414% (US0003M + 1.310%) due 06/30/2022 ~	13,054	13,066
3.550% due 07/08/2022	1,000	1,022
3.700% due 11/24/2020	7,030	7,126
3.853% (US0003M + 1.550%) due 01/14/2022 ~	29,282	29,504

Goldman Sachs Bank USA
2.575% due 05/24/2021 •	31,400	31,455

Goldman Sachs Group, Inc.
2.830% (US0003M + 0.730%) due 12/27/2020 ~	34,521	34,556
3.036% (US0003M + 0.780%) due 10/31/2022 ~	63,793	63,996
3.283% (US0003M + 1.000%) due 07/24/2023 ~	2,600	2,613
3.328% (US0003M + 1.170%) due 11/15/2021 ~	11,613	11,704
3.377% (US0003M + 1.110%) due 04/26/2022 ~	9,926	10,013
3.636% (US0003M + 1.360%) due 04/23/2021 ~	5,652	5,730

Goodman U.S. Finance Two LLC
6.000% due 03/22/2022	5,715	6,142

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	4,200	4,193
2.400% due 06/15/2020	10,690	10,685
2.652% (US0003M + 0.500%) due 05/21/2020 ~	15,000	15,013
3.078% (US0003M + 0.940%) due 03/02/2021 ~	53,125	53,198
3.550% due 05/21/2021	660	670

HSBC Holdings PLC
2.782% (US0003M + 0.650%) due 09/11/2021 ~	86,450	86,581
3.124% (US0003M + 1.000%) due 05/18/2024 ~(h)	143,367	144,014

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.789% (US0003M + 1.500%) due 01/05/2022 ~	$7,200	$7,337

Hutchison Whampoa International Ltd.
4.625% due 01/13/2022	12,701	13,294

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	4,363	4,366

ICICI Bank Ltd.
3.125% due 08/12/2020	16,200	16,262
3.500% due 03/18/2020	8,050	8,081
5.750% due 11/16/2020	6,996	7,226

ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~	4,290	4,310
3.254% (US0003M + 1.150%) due 03/29/2022 ~	29,609	29,996

International Lease Finance Corp.
4.625% due 04/15/2021	7,075	7,287
5.875% due 08/15/2022	1,200	1,315
8.250% due 12/15/2020	21,146	22,630
8.625% due 01/15/2022	25,179	28,587

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~(h)	119,500	119,905
3.220% due 03/01/2025 •	2,500	2,591

Kasikornbank PCL
3.500% due 10/25/2019	22,835	22,855

KEB Hana Bank
2.799% (US0003M + 0.700%) due 10/02/2022 ~(b)	19,900	19,959
2.994% (US0003M + 0.875%) due 09/14/2022 ~	5,000	5,038

Lloyds Bank PLC
2.699% (US0003M + 0.490%) due 05/07/2021 ~	1,308	1,308

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	36,100	36,229
2.907% due 11/07/2023 •	10,000	10,025
2.959% (US0003M + 0.800%) due 06/21/2021 ~	47,100	47,221

Macquarie Group Ltd.
3.450% (US0003M + 1.350%) due 03/27/2024 ~	8,055	8,151

Manufacturers & Traders Trust Co.
3.259% (US0001M + 1.215%) due 12/28/2020 ~	11,419	11,425

Marsh & McLennan Cos., Inc.
3.285% (US0003M + 1.200%) due 12/29/2021 ~	10,000	10,020

Mitsubishi UFJ Financial Group, Inc.
2.802% (US0003M + 0.700%) due 03/07/2022 ~	21,550	21,572
2.878% (US0003M + 0.740%) due 03/02/2023 ~	32,100	32,111

22	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.066% (US0003M + 0.790%) due 07/25/2022 ~(h)	$82,447	$82,809
3.070% (US0003M + 0.920%) due 02/22/2022 ~	39,890	40,167
3.127% (US0003M + 0.860%) due 07/26/2023 ~	20,000	20,063
3.187% (US0003M + 1.060%) due 09/13/2021 ~	27,464	27,771

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	16,265	16,204
2.652% due 09/19/2022	22,460	22,561
2.750% due 10/21/2020	23,766	23,872
3.406% due 02/28/2022	1,900	1,939
3.559% due 02/28/2024	5,000	5,204

Mizuho Financial Group, Inc.
2.977% (US0003M + 0.850%) due 09/13/2023 ~	9,045	9,068
3.018% (US0003M + 0.880%) due 09/11/2022 ~	100,025	100,620
3.084% (US0003M + 0.940%) due 02/28/2022 ~	46,046	46,374
3.162% (US0003M + 0.840%) due 07/16/2023 ~	23,752	23,791

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	63,712	63,773
3.208% (US0003M + 0.930%) due 07/22/2022 ~	69,816	70,363
3.458% (US0003M + 1.180%) due 01/20/2022 ~	36,501	36,862

Nationwide Building Society
3.622% due 04/26/2023 •	11,800	12,036

NatWest Markets PLC
3.504% (US0003M + 1.400%) due 09/29/2022 ~	53,900	54,321

Natwest Markets PLC
5.625% due 08/24/2020	12,740	13,086

Navient Corp.
5.000% due 10/26/2020	2,400	2,436
5.875% due 03/25/2021	27,460	28,627
6.625% due 07/26/2021	7,700	8,104
8.000% due 03/25/2020	14,708	15,039

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	20,585	20,566
2.150% due 09/28/2020	15,850	15,829
2.494% (US0003M + 0.390%) due 09/28/2020 ~	9,958	9,956
2.494% due 09/28/2020 •	3,000	2,999
2.550% due 03/08/2021	2,400	2,403
2.639% (US0003M + 0.520%) due 03/15/2021 ~	28,399	28,392
2.693% (US0003M + 0.390%) due 07/13/2020 ~	36,904	36,913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.789% (US0003M + 0.630%) due 09/21/2021 ~	$14,203	$14,206
2.794% due 09/28/2022 •	5,299	5,292
2.794% due 09/28/2022 •	28,593	28,554
2.953% (US0003M + 0.650%) due 07/13/2022 ~	19,836	19,791
3.150% due 03/15/2021	2,300	2,323
3.193% (US0003M + 0.890%) due 01/13/2022 ~	76,800	77,162
3.450% due 03/15/2023	800	822

Nomura Holdings, Inc.
6.700% due 03/04/2020	2,800	2,856

Nordea Bank Abp
3.064% (US0003M + 0.940%) due 08/30/2023 ~	10,300	10,237

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	3,600	3,607

ORIX Corp.
2.650% due 04/13/2021	39,695	39,862
2.900% due 07/18/2022	17,437	17,737
2.950% due 07/23/2020	10,205	10,256
3.200% due 01/19/2022	26,500	27,045

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021	7,800	7,876
5.250% due 08/15/2022	18,200	19,227

Piper Jaffray Cos.
4.740% due 10/15/2021 «(b)(f)	6,900	6,919
5.200% due 10/15/2023 «(b)(f)	24,600	24,696

Qatari Diar Finance Co.
5.000% due 07/21/2020	14,000	14,294

QNB Finance Ltd.
2.875% due 04/29/2020	8,160	8,178
3.266% (US0003M + 1.000%) due 05/02/2022 ~	27,590	27,687
3.432% (US0003M + 1.320%) due 12/06/2021 ~(f)	10,000	10,017
3.474% (US0003M + 1.350%) due 05/31/2021 ~	47,309	47,967
3.531% (US0003M + 1.350%) due 02/12/2020 ~	10,200	10,240
3.559% (US0003M + 1.350%) due 02/07/2020 ~	3,200	3,214
3.631% (US0003M + 1.450%) due 08/11/2021 ~	14,400	14,439
3.870% (US0003M + 1.570%) due 07/18/2021 ~	40,600	41,139

Reliance Standard Life Global Funding
2.500% due 01/15/2020	3,075	3,077

Royal Bank of Scotland Group PLC
3.628% (US0003M + 1.470%) due 05/15/2023 ~(h)	133,641	133,827
3.656% (US0003M + 1.550%) due 06/25/2024 ~	11,000	11,029

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Holdings USA, Inc.
2.650% due 04/17/2020		$16,050	$16,082

Santander UK Group Holdings PLC
2.875% due 10/16/2020		27,705	27,818
3.373% due 01/05/2024 •		14,400	14,635

Santander UK PLC
2.375% due 03/16/2020		34,735	34,766
2.758% (US0003M + 0.620%) due 06/01/2021 ~		32,610	32,649
2.818% (US0003M + 0.660%) due 11/15/2021 ~		1,000	1,002

SBA Tower Trust
3.156% due 10/10/2045		1,800	1,803

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020		26,218	26,788

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		27,100	27,105

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		17,100	17,111
3.000% due 07/15/2022		8,800	8,899
3.550% due 04/15/2024		18,550	19,293

Springleaf Finance Corp.
6.125% due 05/15/2022		2,000	2,150
7.750% due 10/01/2021		1,550	1,691
8.250% due 12/15/2020		1,050	1,118

Standard Chartered PLC
2.250% due 04/17/2020		28,500	28,485
3.334% (US0003M + 1.200%) due 09/10/2022 ~		57,900	58,226

Starwood Property Trust, Inc.
3.625% due 02/01/2021		3,700	3,723

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~		7,400	7,410
3.253% (US0003M + 0.950%) due 04/06/2020 ~		104,038	104,211

Sumitomo Mitsui Financial Group, Inc.
2.215% (BBSW3M + 1.270%) due 03/29/2022 ~	AUD	20,515	13,937
3.040% (US0003M + 0.740%) due 10/18/2022 ~		$6,198	6,217
3.120% (US0003M + 0.780%) due 07/12/2022 ~		50,225	50,426
3.432% (US0003M + 1.110%) due 07/14/2021 ~		5,044	5,105
3.443% (US0003M + 1.140%) due 10/19/2021 ~		9,635	9,759
3.782% (US0003M + 1.680%) due 03/09/2021 ~		1,600	1,630

Svenska Handelsbanken AB
2.602% (US0003M + 0.470%) due 05/24/2021 ~		12,200	12,246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Swedbank AB
2.819% (US0003M + 0.700%) due 03/14/2022 ~	$21,400	$21,378

Synchrony Bank
2.729% (US0003M + 0.625%) due 03/30/2020 ~	29,085	29,100

Synchrony Financial
2.700% due 02/03/2020	8,965	8,976
2.850% due 07/25/2022	1,400	1,413
3.517% (US0003M + 1.230%) due 02/03/2020 ~	21,005	21,051

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~	30,100	30,259
4.083% due 04/14/2021 •	65,900	67,295

Ventas Realty LP
3.125% due 06/15/2023	3,900	4,011

Wells Fargo & Co.
3.111% (US0003M + 0.930%) due 02/11/2022 ~(h)	62,720	63,117

Wells Fargo Bank N.A.
2.752% (US0003M + 0.620%) due 05/27/2022 ~	28,460	28,538
2.788% (US0003M + 0.510%) due 10/22/2021 ~	8,785	8,815
2.798% (US0003M + 0.660%) due 09/09/2022 ~(h)	30,200	30,280

		5,174,537

INDUSTRIALS 25.3%

Allergan Funding SCS
3.000% due 03/12/2020	32,876	32,974
3.387% (US0003M + 1.255%) due 03/12/2020 ~	98,658	99,063

Altria Group, Inc.
3.490% due 02/14/2022	15,000	15,391

Andeavor Logistics LP
5.500% due 10/15/2019	40,971	41,014

Anheuser-Busch North American Holding Corp.
3.750% due 01/15/2022	12,985	13,454

AP Moller - Maersk A/S
4.239% (US0003M + 2.100%) due 03/16/2021 ~	7,000	7,097

Autodesk, Inc.
3.125% due 06/15/2020	3,975	3,997

AutoNation, Inc.
5.500% due 02/01/2020	9,737	9,840

BAT Capital Corp.
2.764% due 08/15/2022	1,100	1,111
2.765% due 08/14/2020 •	44,427	44,519

24	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.038% (US0003M + 0.880%) due 08/15/2022 ~	$95,646	$96,232

BAT International Finance PLC
2.750% due 06/15/2020	15,903	15,952

Bayer U.S. Finance LLC
2.375% due 10/08/2019	43,148	43,148
2.736% (US0003M + 0.630%) due 06/25/2021 ~	18,900	18,884
2.750% due 07/15/2021	400	402
3.129% (US0003M + 1.010%) due 12/15/2023 ~	46,900	46,961
3.500% due 06/25/2021	1,100	1,122

Becton Dickinson and Co.
2.675% due 12/15/2019	3,566	3,567

BMW Finance NV
2.965% (US0003M + 0.790%) due 08/12/2022 ~	30,000	30,116

BMW U.S. Capital LLC
2.676% (US0003M + 0.500%) due 08/13/2021 ~(h)	69,954	70,122
2.750% (US0003M + 0.410%) due 04/12/2021 ~	11,110	11,121

Broadcom Corp.
2.375% due 01/15/2020	241,746	241,749
2.650% due 01/15/2023	800	800
3.000% due 01/15/2022	8,116	8,198

Broadcom, Inc.
3.125% due 04/15/2021	19,800	19,995
3.125% due 10/15/2022	6,200	6,280

CA, Inc.
3.600% due 08/01/2020	4,000	4,037

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~	9,585	9,585

Cardinal Health, Inc.
2.889% (US0003M + 0.770%) due 06/15/2022 ~	31,989	31,893

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	2,100	2,089
2.241% due 02/16/2021	8,450	8,450
2.293% due 04/23/2021	16,928	16,913
2.381% due 09/17/2020	9,700	9,708
2.618% (US0003M + 0.460%) due 02/15/2022 ~	26,200	26,142
2.826% (US0003M + 0.560%) due 11/02/2021 ~	114,500	114,628
2.827% (US0003M + 0.540%) due 08/04/2020 ~	28,000	28,063
2.948% due 03/03/2022 •	37,880	38,118
2.989% (US0003M + 0.850%) due 09/14/2021 ~	62,400	62,863
3.329% (US0003M + 1.070%) due 04/23/2021 ~	16,900	17,072

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centrica PLC
3.106% due 09/25/2020 •	$10,600	$10,625

Charter Communications Operating LLC
3.579% due 07/23/2020	85,349	86,125
3.903% (US0003M + 1.650%) due 02/01/2024 ~	74,100	75,993
4.464% due 07/23/2022	25,700	27,065

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~	22,650	22,655
2.789% (US0003M + 0.650%) due 09/17/2021 ~	54,200	54,202
3.193% (US0003M + 0.890%) due 07/15/2023 ~	52,433	52,579

CNPC General Capital Ltd.
2.700% due 11/25/2019	8,025	8,030

CNPC HK Overseas Capital Ltd.
4.500% due 04/28/2021	1,400	1,443

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~	46,875	46,878
3.028% (US0003M + 0.750%) due 10/22/2020 ~	12,000	12,003
4.600% due 11/01/2025	2,700	2,972

Constellation Brands, Inc.
2.000% due 11/07/2019	20,000	19,992
2.858% (US0003M + 0.700%) due 11/15/2021 ~	22,444	22,444

Continental Airlines Pass-Through Trust
4.750% due 07/12/2022	381	392
5.500% due 04/29/2022	2,651	2,707
7.250% due 05/10/2021	3,116	3,130

Continental Resources, Inc.
5.000% due 09/15/2022	6,468	6,529

CRH America, Inc.
5.750% due 01/15/2021	400	416

CVS Health Corp.
2.822% (US0003M + 0.720%) due 03/09/2021 ~	16,194	16,277

D.R. Horton, Inc.
4.000% due 02/15/2020	5,907	5,943
4.375% due 09/15/2022	4,500	4,726

DAE Funding LLC
4.000% due 08/01/2020	4,100	4,136

Daimler Finance North America LLC
2.200% due 10/30/2021	1,700	1,696
2.450% due 05/18/2020	20,995	21,044
2.600% (US0003M + 0.450%) due 02/22/2021 ~	16,417	16,419
2.611% (US0003M + 0.430%) due 02/12/2021 ~	7,500	7,492
2.700% due 08/03/2020	8,896	8,944
2.837% (US0003M + 0.550%) due 05/04/2021 ~(h)	43,855	43,844

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.837% (US0003M + 0.550%) due 05/04/2021 ~	$900	$900
2.875% due 03/10/2021	3,195	3,222
2.957% (US0003M + 0.670%) due 11/05/2021 ~	29,340	29,429
3.030% (US0003M + 0.880%) due 02/22/2022 ~(h)	56,150	56,453
3.058% (US0003M + 0.900%) due 02/15/2022 ~(h)	28,700	28,858
3.127% (US0003M + 0.840%) due 05/04/2023 ~	19,800	19,823

Dell International LLC
4.000% due 07/15/2024	9,000	9,420
4.420% due 06/15/2021	20,854	21,508
5.450% due 06/15/2023	5,200	5,666

Delta Air Lines, Inc.
2.875% due 03/13/2020	35,095	35,174

Discovery Communications LLC
2.800% due 06/15/2020	7,311	7,337

DISH DBS Corp.
5.125% due 05/01/2020	1,100	1,115

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	2,050	2,050
2.719% (US0003M + 0.600%) due 06/15/2021 ~	22,000	22,100

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	19,529	19,523

EMC Corp.
2.650% due 06/01/2020	24,003	24,014

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	68,893	68,908

Energy Transfer LP
7.500% due 10/15/2020	3,514	3,652

Energy Transfer Operating LP
4.150% due 10/01/2020	1,000	1,015
7.500% due 10/15/2020	17,508	18,404

Energy Transfer Partners LP
5.750% due 09/01/2020	1,100	1,125

EQT Corp.
2.500% due 10/01/2020	13,398	13,379
2.869% (US0003M + 0.770%) due 10/01/2020 ~	60,198	60,071

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~	36,044	36,038

ERAC USA Finance LLC
2.600% due 12/01/2021	100	101

Federal Express Corp. Pass-Through Trust
6.720% due 07/15/2023	1,775	1,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	$2,279	$2,308
5.750% due 02/15/2021	3,335	3,474

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	21,700	21,765

General Electric Co.
2.100% due 12/11/2019	1,259	1,258
2.200% due 01/09/2020	3,721	3,717
2.514% (US0003M + 0.410%) due 03/28/2020 ~	15,962	15,904
3.103% (US0003M + 0.800%) due 04/15/2020 ~	8,483	8,474
4.375% due 09/16/2020	6,517	6,631
5.500% due 01/08/2020	2,133	2,150

General Mills, Inc.
6.610% due 10/15/2022	19,500	20,369

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	19,030	19,069
3.034% (US0003M + 0.900%) due 09/10/2021 ~	5,700	5,696

Goodrich Corp.
4.875% due 03/01/2020	18,462	18,663

Grupo Bimbo S.A.B. de C.V.
4.875% due 06/30/2020	47,839	48,757

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~	38,400	38,404

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	41,278	41,607

Hyundai Capital America
2.450% due 06/15/2021	3,815	3,812
2.550% due 04/03/2020	10,765	10,765
2.600% due 03/19/2020	30,502	30,513
2.750% due 09/18/2020	1,374	1,377
2.945% due 09/18/2020 •	37,900	37,970
2.952% (US0003M + 0.820%) due 03/12/2021 ~	22,012	22,046
3.000% due 10/30/2020	1,820	1,829
3.132% (US0003M + 0.800%) due 04/03/2020 ~	8,817	8,836
3.145% (US0003M + 1.000%) due 09/18/2020 ~	2,065	2,070
3.243% due 07/08/2021 •	16,300	16,323
3.243% (US0003M + 0.940%) due 07/08/2021 ~	9,484	9,497

Imperial Brands Finance PLC
2.950% due 07/21/2020 (h)	75,035	75,319
3.125% due 07/26/2024	17,150	17,205
3.750% due 07/21/2022	3,900	4,016

Incitec Pivot Finance LLC
6.000% due 12/10/2019	44,064	44,345

26	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	$7,300	$7,387
3.750% due 10/01/2021	6,800	6,973

Keurig Dr Pepper, Inc.
2.000% due 01/15/2020	4,470	4,468

Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	4,500	4,593
6.850% due 02/15/2020	37,144	37,770

Kinder Morgan, Inc.
3.050% due 12/01/2019	7,979	7,984

KLA Corp.
3.375% due 11/01/2019	6,500	6,502

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	32,134	32,074
3.001% (US0003M + 0.820%) due 08/10/2022 ~	500	501

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~	10,300	10,301

Las Vegas Sands Corp.
3.200% due 08/08/2024	14,500	14,788
3.500% due 08/18/2026	5,600	5,697

Marriott International, Inc.
2.738% (US0003M + 0.600%) due 12/01/2020 ~	26,200	26,292
2.752% (US0003M + 0.650%) due 03/08/2021 ~	11,600	11,646

Martin Marietta Materials, Inc.
2.800% (US0003M + 0.650%) due 05/22/2020 ~	2,300	2,303

Masco Corp.
3.500% due 04/01/2021	1,850	1,876
7.125% due 03/15/2020	437	446

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	31,050	31,066

MGM Resorts International
6.750% due 10/01/2020	1,900	1,976

Minmetals Bounteous Finance BVI Ltd.
3.500% due 07/30/2020	4,800	4,834

MPLX LP
6.375% due 05/01/2024	2,315	2,431

Mylan NV
3.150% due 06/15/2021	13,986	14,168
3.750% due 12/15/2020	34,274	34,787

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	49	49

NTT Finance Corp.
2.634% (US0003M + 0.530%) due 06/29/2020 ~	17,100	17,129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 09/01/2022	$900	$930
4.125% due 06/01/2021	26,390	27,087
4.625% due 06/15/2022	8,600	9,013

Occidental Petroleum Corp.
3.137% (US0003M + 0.950%) due 02/08/2021 ~	900	906
3.637% (US0003M + 1.450%) due 08/15/2022 ~	113,964	114,731

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	16,940	17,270

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	8,546	8,557
3.200% due 07/15/2020	9,825	9,885
3.300% due 04/01/2021	2,700	2,737
3.650% due 07/29/2021	3,000	3,070

Pentair Finance SARL
3.625% due 09/15/2020	21,600	21,707

Phillips 66
2.732% (US0003M + 0.600%) due 02/26/2021 ~	26,905	26,906

Pioneer Natural Resources Co.
7.500% due 01/15/2020	22,174	22,483

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~	22,100	22,031

Reliance Holding USA, Inc.
4.500% due 10/19/2020	3,875	3,951

Reynolds American, Inc.
3.250% due 06/12/2020	8,173	8,226
4.000% due 06/12/2022	10,500	10,943
6.875% due 05/01/2020	4,420	4,536

Rockies Express Pipeline LLC
5.625% due 04/15/2020	51,644	52,484

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	6,500	6,716
5.625% due 04/15/2023	3,200	3,479
6.250% due 03/15/2022	3,500	3,772

Smithfield Foods, Inc.
2.700% due 01/31/2020	2,425	2,424

Southern Co.
2.750% due 06/15/2020	3,715	3,729

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	12,985	13,011

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	21,164	21,153

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,850	2,868

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Symantec Corp.
4.200% due 09/15/2020	$2,000	$2,025

Syngenta Finance NV
3.698% due 04/24/2020	35,082	35,202
3.933% due 04/23/2021	8,400	8,556

Takeda Pharmaceutical Co. Ltd.
2.450% due 01/18/2022	10,200	10,231
4.000% due 11/26/2021	14,600	15,121

Telefonica Emisiones S.A.
5.134% due 04/27/2020	17,240	17,518

Tencent Holdings Ltd.
2.875% due 02/11/2020	1,000	1,002
3.251% (US0003M + 0.910%) due 04/11/2024 ~	33,400	33,446

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	12,900	11,981

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	10,823	9,930

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	22,100	22,094

Time Warner Cable LLC
5.000% due 02/01/2020	13,895	14,009

Toyota Industries Corp.
1.911% due 08/03/2020 (f)	600	602

Tyson Foods, Inc.
2.602% (US0003M + 0.450%) due 08/21/2020 ~	8,831	8,832
2.682% (US0003M + 0.550%) due 06/02/2020 ~	20,610	20,626

VMware, Inc.
2.300% due 08/21/2020	23,520	23,536
2.950% due 08/21/2022	5,400	5,479

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	2,200	2,201
2.946% (US0003M + 0.770%) due 11/13/2020 ~	24,180	24,266
2.972% (US0003M + 0.860%) due 09/24/2021 ~	27,000	27,052
3.121% (US0003M + 0.940%) due 11/12/2021 ~	35,000	35,206

Volkswagen International Finance NV
4.000% due 08/12/2020	5,000	5,072

Vulcan Materials Co.
2.719% (US0003M + 0.600%) due 06/15/2020 ~	23,851	23,867
2.782% (US0003M + 0.650%) due 03/01/2021 ~	8,454	8,463

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	34,220	34,221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
4.600% due 05/10/2021	$39,706	$40,812

Woolworths Group Ltd.
4.000% due 09/22/2020	14,550	14,754

Xerox Corp.
5.625% due 12/15/2019	500	505

ZF North America Capital, Inc.
4.000% due 04/29/2020	32,583	32,799
4.500% due 04/29/2022	950	972

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~	21,320	21,321
4.625% due 11/30/2019	13,415	13,463

Zoetis, Inc.
2.576% (US0003M + 0.440%) due 08/20/2021 ~	21,700	21,663

		4,134,138

SPECIALTY FINANCE 1.3%

CIMIC Group Ltd.
0.000% due 01/07/2020 (d)(f)	99,714	98,682
0.000% due 02/18/2020 (d)(f)	61,941	60,966

Lloyds Banking Group PLC
3.870% due 09/02/2020 (f)	22,467	22,520
3.870% due 09/02/2021 (f)	22,467	22,570

		204,738

UTILITIES 6.6%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	23,300	23,419
3.065% (US0003M + 0.890%) due 02/15/2023 ~	52,326	52,447
3.312% (US0003M + 1.180%) due 06/12/2024 ~(h)	110,727	112,829

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	5,700	5,702

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	15,510	15,522

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	71,971	72,063

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~(h)	72,400	72,712

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	5,240	5,426

Edison International
2.125% due 04/15/2020	17,561	17,529

Entergy Corp.
5.125% due 09/15/2020	1,901	1,940

28	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Exelon Corp.
2.850% due 06/15/2020	$300	$301

Exelon Generation Co. LLC
2.950% due 01/15/2020	3,180	3,184
4.000% due 10/01/2020	3,600	3,645

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	3,864	3,888

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	51,452	52,614

Majapahit Holding BV
7.750% due 01/20/2020	8,230	8,373

Mississippi Power Co.
2.750% (US0003M + 0.650%) due 03/27/2020 ~	15,500	15,506

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	69,400	69,405
2.694% (US0003M + 0.550%) due 08/28/2021 ~	8,760	8,763

Optus Finance Pty. Ltd.
4.625% due 10/15/2019	2,800	2,801

Pennsylvania Electric Co.
5.200% due 04/01/2020	6,030	6,119

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	13,830	13,819

Plains All American Pipeline LP
2.600% due 12/15/2019	25,613	25,616
5.750% due 01/15/2020	22,552	22,761

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	1,982	2,007

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	31,867	31,772
2.803% (US0003M + 0.500%) due 01/15/2021 ~	22,744	22,726

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	9,345	9,339
2.375% due 04/12/2020	9,895	9,896
2.500% due 04/28/2020	76,298	76,354

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	57,075	57,081

Sprint Communications, Inc.
6.000% due 11/15/2022	6,900	7,348
7.000% due 03/01/2020	300	306
7.000% due 08/15/2020	900	931

Sprint Corp.
7.250% due 09/15/2021	7,600	8,129

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	1,700	1,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.119% (US0003M + 1.000%) due 03/16/2022 ~	$32,600	$33,102
3.258% (US0003M + 1.100%) due 05/15/2025 ~(h)	62,331	63,345

Vodafone Group PLC
3.312% (US0003M + 0.990%) due 01/16/2024 ~(h)	107,619	108,616

WGL Holdings, Inc.
2.517% (US0003M + 0.400%) due 11/29/2019 ~	810	810
2.682% (US0003M + 0.550%) due 03/12/2020 ~	17,882	17,857

		1,067,702

Total Corporate Bonds & Notes (Cost $10,529,116)		10,581,115

MUNICIPAL BONDS & NOTES 0.4%

ARKANSAS 0.1%

Arkansas Student Loan Authority Revenue Bonds, Series 2010
3.421% due 11/25/2043 •	2,754	2,767

CALIFORNIA 0.3%

California State General Obligation Bonds, Series 2017
2.862% (US0001M + 0.780%) due 04/01/2047 ~	50,810	50,963

COLORADO 0.0%

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.421% (0.67*US0001M + 1.050%) due 09/01/2039 ~	1,540	1,554

NEW JERSEY 0.0%

New Jersey Economic Development Authority Revenue Notes, Series 2017
3.520% due 07/01/2020	500	504

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.405% (US0003M + 0.130%) due 10/25/2036 ~	2,760	2,743

Total Municipal Bonds & Notes (Cost $58,301)		58,531

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.9%

Fannie Mae
2.138% due 03/25/2034 •	$15	$15
2.168% due 08/25/2034 •	77	76
2.205% due 12/25/2036 •	68	67
2.218% due 02/25/2037 •	580	577
2.279% due 07/25/2037 •	278	273
2.318% due 12/25/2028 •	232	232
2.338% due 06/25/2036 •	105	105
2.351% due 03/25/2036 •	42	42
2.358% due 11/25/2036 •	84	84
2.368% due 04/25/2036 - 09/25/2036 •	88	89
2.388% due 03/25/2036	52	52
2.391% due 05/01/2021 - 01/01/2027 •	10	11
2.418% due 06/25/2032 - 09/25/2032 •	35	35
2.425% due 03/17/2032 •	401	404
2.441% due 05/18/2032 •	72	72
2.448% due 07/25/2036 •	34	34
2.468% due 08/25/2021 - 09/25/2037 •	119	119
2.475% due 09/17/2027 •	2	2
2.495% due 05/25/2042 - 03/25/2044 •	210	211
2.518% due 02/25/2022 - 04/25/2042 •	191	192
2.541% due 07/18/2027 - 05/18/2032 •	73	73
2.545% due 09/25/2032 •	2	2
2.558% due 07/25/2037 •	182	183
2.580% due 12/25/2044 •	11,776	11,778
2.616% due 09/25/2042 •	205	203
2.618% due 08/25/2022 •	1	1
2.630% due 07/25/2044 •	5,775	5,766
2.648% due 04/25/2031 •	68	67
2.668% due 12/25/2022 •	1	1
2.680% due 07/25/2046 •	20,058	20,056
2.730% due 03/25/2046 •	4,805	4,801
2.788% due 06/25/2037	138	141
2.845% due 09/25/2022 •	1	1
2.868% due 02/25/2023 - 07/25/2038 •	6	6
2.918% due 04/25/2032 - 11/25/2049 •	22	23
3.000% due 05/25/2028	14,824	1,030
3.000% due 06/25/2028 (a)	25,133	1,743
3.018% due 11/25/2049 •	11	11
3.168% due 09/25/2023 •	10	10
3.238% due 10/25/2038 •	34	34
3.486% due 05/01/2036 •	720	726
3.683% due 06/01/2043 - 10/01/2044 •	2,039	2,083
3.760% due 09/01/2035 •	3	3
3.870% due 08/01/2035 •	15	16

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.917% due 09/01/2034 •	$10	$10
3.987% due 09/01/2035 •	6	6
3.994% due 09/01/2034 •	151	157
4.110% due 05/01/2036 •	15	16
4.117% due 11/01/2035 •	39	40
4.163% due 01/01/2036 •	44	46
4.214% due 07/01/2034 •	3	3
4.222% due 10/01/2035 •	14	14
4.282% due 09/01/2034 •	28	29
4.343% due 07/01/2035 •	17	18
4.372% due 06/01/2034 •	2	2
4.418% due 06/01/2035 •	10	10
4.420% due 11/01/2024 •	4	4
4.428% due 05/01/2035 •	26	27
4.445% due 07/01/2028 •	3	3
4.465% due 06/01/2033 •	10	10
4.493% due 12/01/2035 •	22	23
4.507% due 05/01/2034 •	18	19
4.517% due 05/01/2035 •	74	78
4.545% due 05/01/2038 •	1,540	1,618
4.554% due 09/01/2034 •	7	7
4.556% due 02/01/2034 •	26	27
4.585% due 10/01/2035 •	6	6
4.594% due 12/01/2040 •	30	31
4.637% due 08/01/2029 •	263	271
4.638% due 12/01/2036 •	6	6
4.643% due 10/01/2035 •	4	4
4.674% due 07/01/2029 •	46	47
4.692% due 09/01/2035 •	7	7
4.717% due 12/01/2036 •	7	8
4.726% due 11/01/2034 •	66	70
4.765% due 06/01/2036 •	8	8
4.778% due 11/01/2027 •	1	1
4.780% due 08/01/2027 - 11/01/2035 •	23	24
4.795% due 01/01/2036 •	76	80
4.863% due 03/01/2036 •	20	21
4.959% due 04/01/2029 •	3	3
4.965% due 02/01/2033 •	2	2
4.976% due 06/01/2035 •	85	90
5.037% due 03/01/2036 •	23	24
5.063% due 01/01/2032 •	156	156
5.270% due 01/01/2036 •	21	22
5.796% due 10/25/2042 ~	176	198
8.185% due 06/25/2032 ~	6	6

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	326,900	331,701
3.500% due 11/01/2049 - 12/01/2049	342,000	350,968
4.000% due 10/01/2049 - 11/01/2049	1,313,900	1,363,878

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	162	162

Federal Housing Administration
6.896% due 07/01/2020	7	7

30	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
2.169% due 01/15/2038 ~(a)	$15,461	$1,074
2.278% due 07/15/2034 •	43	43
2.306% due 12/25/2036 •	179	180
2.378% due 07/15/2036 •	287	288
2.428% due 01/15/2022 - 06/15/2031 •	48	48
2.478% due 12/15/2031 - 09/15/2041 •	787	789
2.508% due 11/15/2036 •	30	30
2.528% due 07/15/2039 - 02/15/2041 •	1,596	1,601
2.578% due 06/15/2031 •	116	117
2.580% due 02/15/2038 •	16,956	16,838
2.628% due 06/15/2031 - 12/15/2037 •	169	171
2.728% due 03/15/2032 •	88	90
2.800% due 06/03/2024	129,000	129,094
2.945% due 03/15/2023 •	1	1
3.028% due 11/15/2033 - 10/15/2049 •	135	139
3.492% due 02/25/2045 •	757	764
3.646% due 10/25/2044 •	2,079	2,103
4.048% due 09/01/2035 •	60	63
4.224% due 08/01/2035 •	45	47
4.353% due 08/01/2035 •	9	9
4.501% due 12/01/2035 •	9	10
4.673% due 04/01/2025 •	1	1
4.685% due 11/01/2035 •	20	20
4.699% due 10/01/2033 •	5	5
4.723% due 08/01/2034 •	20	21
4.724% due 05/01/2034 •	18	19
4.749% due 07/01/2033 •	15	16
5.000% due 08/15/2035	1,320	1,464
6.500% due 07/25/2043	155	185

Ginnie Mae
2.779% due 04/20/2062	5,698	5,707
2.829% due 10/20/2065 •	3,904	3,917
2.909% due 11/20/2065	7,313	7,343
2.929% due 02/20/2062 •	25,927	26,054
2.999% due 10/20/2066 •	2,961	2,979
3.028% due 08/16/2039 •	244	250
3.029% due 01/20/2066 - 06/20/2066 •	15,129	15,239
3.029% due 05/20/2066	26,759	26,953
3.079% due 04/20/2066 - 11/20/2066	12,072	12,190
3.179% due 12/20/2066 •	3,282	3,325
3.229% due 03/20/2066 •	20,875	21,193
3.250% due 12/20/2068	24,950	24,691
3.310% due 07/20/2067	4,780	4,872
3.629% due 04/20/2067 •	4,904	4,991
3.750% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2025 ~	41	42
3.750% due 08/20/2027 - 08/20/2031 •	490	506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.846% due 11/20/2067 •		$1,991	$2,024
3.875% (H15T1Y + 1.500%) due 05/20/2021 - 06/20/2026 ~		27	29
3.875% due 06/20/2027 - 05/20/2032 •		580	600
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~		115	117
4.000% due 03/20/2029 - 03/20/2032 •		351	361
4.125% (H15T1Y + 1.500%) due 12/20/2021 - 12/20/2024 ~		1	2
4.125% due 11/20/2026 - 12/20/2033 •		258	266

NCUA Guaranteed Notes
2.399% due 12/07/2020 •		2,475	2,477
2.617% due 12/08/2020 •		2,100	2,103

Small Business Administration
4.340% due 03/01/2024		31	32
5.370% due 04/01/2028		70	75
5.490% due 03/01/2028		38	42

Total U.S. Government Agencies (Cost $2,421,759)			2,425,028

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (j)(l)		139,569	138,229
0.625% due 04/15/2023 (j)		20,451	20,633
0.750% due 07/15/2028 (h)		420,480	442,305

Total U.S. Treasury Obligations (Cost $601,834)			601,167

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.3%

280 Park Avenue Mortgage Trust
2.908% due 09/15/2034 •		12,400	12,427

Adjustable Rate Mortgage Trust
4.443% due 02/25/2035 ~		954	974

Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049	GBP	1,654	2,038

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•		$1,337	1,272
2.208% due 09/25/2046 ^•		527	502

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •		120	121
3.689% due 10/25/2034 •		33	34

AREIT Trust
2.878% due 02/14/2035 •		414	414
3.008% due 11/14/2035 •		21,140	21,179
3.048% due 09/14/2036 •		27,400	27,484

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ashford Hospitality Trust
2.928% due 04/15/2035 •	$6,705	$6,705

Atrium Hotel Portfolio Trust
2.978% due 06/15/2035 •	17,200	17,233

BAMLL Commercial Mortgage Securities Trust
3.078% due 04/15/2036 •	11,700	11,713
3.228% due 03/15/2034 •	17,500	17,568

Banc of America Funding Trust
4.647% due 01/20/2047 ^~	74	72
4.701% due 02/20/2036 ~	668	670

Banc of America Mortgage Trust
4.437% due 02/25/2036 ^~	51	48
4.973% due 07/20/2032 ~	14	15

Bancorp Commercial Mortgage Trust
2.928% due 09/15/2035 •	4,323	4,327
3.028% due 03/15/2036 •	16,126	16,142
3.316% due 09/15/2036 •	23,400	23,429

BCAP LLC Trust
4.000% due 03/26/2036 ~	120	119

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	30	30
3.932% due 11/25/2034 ~	4,767	4,093
4.213% due 07/25/2033 ~	1,853	1,839
4.328% due 01/25/2035 ~	42	42
4.380% due 05/25/2047 ^~	690	657
4.433% due 08/25/2033 ~	747	747
4.670% due 01/25/2034 ~	133	138
4.723% due 11/25/2034 ~	384	377
4.886% due 01/25/2034 ~	37	39

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	480	476
2.718% due 09/25/2034 •	448	449
3.980% due 01/25/2036 ^~	1,108	1,142
4.053% due 11/25/2036 ~	1,860	1,737
4.201% due 09/25/2035 ^~	1,710	1,437
4.496% due 05/25/2035 ~	129	132

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	2,438	2,125
4.082% due 01/26/2036 ^~	4,186	3,737

Brass No. 8 PLC
0.000% due 11/16/2066 •	18,000	18,026

BX Trust
2.908% due 07/15/2034 •	10,698	10,709

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •	12,200	12,164

Chase Mortgage Finance Trust
4.218% due 03/25/2037 ^~	250	252

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.268% due 08/25/2035 •	126	125

Citigroup Commercial Mortgage Trust
2.878% due 07/15/2032 •	6,400	6,407
3.308% due 07/15/2027 •	9,345	9,344

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •	$230	$214
3.228% due 03/25/2082 þ	11,133	11,162
3.258% due 04/25/2066 ~	5,634	5,648
3.632% due 08/25/2036 •	4,832	4,820
4.199% due 07/25/2046 ^~	179	166
4.218% due 09/25/2037 ^~	1,454	1,423
4.566% due 08/25/2035 ~	472	481
4.810% due 05/25/2035 •	161	164
4.970% due 10/25/2035 ^•	68	68

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	19	19
5.131% due 03/25/2034 ~	33	34

Civic Mortgage LLC
4.349% due 11/25/2022 þ	3,539	3,545

CLNS Trust
2.850% due 06/11/2032 •	6,400	6,390

Commercial Mortgage Trust
2.669% due 03/10/2046 •	10,717	10,702

Core Industrial Trust
3.040% due 02/10/2034	2,372	2,423
3.077% due 02/10/2034	8,957	9,160

Countrywide Alternative Loan Trust
2.178% due 02/25/2047 •	112	109
2.198% due 05/25/2047 •	2,027	1,946
2.208% due 09/25/2046 ^•	720	686
2.224% due 02/20/2047 ^•	3,066	2,444
2.228% due 07/25/2046 •	192	189
2.239% due 12/20/2046 ^•	2,010	1,832
2.254% due 07/20/2046 ^•	1,011	844
3.446% due 12/25/2035 •	392	363
3.446% due 02/25/2036 •	243	231
4.393% due 02/25/2037 ^~	671	662
6.000% due 04/25/2037 ^	129	88
6.250% due 12/25/2033	128	132

Countrywide Home Loan Mortgage Pass-Through Trust
2.478% due 05/25/2035 •	166	155
2.598% due 04/25/2035 •	18	17
2.658% due 03/25/2035 •	223	209
3.864% due 09/25/2047 ^~	121	116
4.750% due 07/19/2031 ~	3	3

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •	1,881	1,815
4.953% due 01/25/2034 ^~	9	9

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~	32	32
4.425% due 11/25/2034 ~	249	260
4.483% due 11/25/2033 ~	908	935

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	10,582	10,709

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	10,124	10,193

32	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Trust
2.778% due 07/15/2032 •		$15,600	$15,584
2.978% due 02/15/2031 •		7,500	7,493

Dukinfield PLC
1.768% due 08/15/2045 •	GBP	1,906	2,347

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		$208	175

FirstKey Master Funding
3.000% due 05/27/2036 ~		3,985	3,947

GMAC Mortgage Corp. Loan Trust
4.665% due 08/19/2034 ~		649	664

Gosforth Funding PLC
2.634% due 12/19/2059 •		3,948	3,946

GPMT Ltd.
2.944% due 11/21/2035 •		20,321	20,343

Great Hall Mortgages PLC
0.913% due 03/18/2039 •	GBP	2,198	2,652
0.933% due 06/18/2038 •		1,364	1,647

Great Wolf Trust
2.878% due 09/15/2034 •		$10,000	10,006

GreenPoint Mortgage Funding Trust
2.458% due 06/25/2045 •		192	184
2.478% due 06/25/2045 •		103	97
2.558% due 11/25/2045 •		277	247

GS Mortgage Securities Corp. Trust
2.728% due 07/15/2032 •		8,000	7,987

GS Mortgage Securities Trust
2.905% due 11/10/2049		4,200	4,263
3.648% due 01/10/2047		30,139	31,058

GSMPS Mortgage Loan Trust
8.500% due 01/25/2036		114	121

GSR Mortgage Loan Trust
4.150% due 04/25/2036 ~		192	173
4.384% due 01/25/2036 ^~		249	255
4.480% due 09/25/2035 ~		845	871

HarborView Mortgage Loan Trust
2.187% due 03/19/2037 •		618	597
2.237% due 07/19/2046 ^•		1,266	878
2.297% due 03/19/2036 ^•		1,936	1,863
2.497% due 05/19/2035 •		787	767
4.295% due 04/19/2034 ~		13	13
4.490% due 08/19/2036 ^~		49	47

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	138,800	171,049

Holmes Master Issuer PLC
2.663% due 10/15/2054 •		$37,569	37,544
2.723% due 10/15/2054 •		192,133	192,091

HPLY Trust
3.028% due 11/15/2036 •		26,430	26,432

Impac CMB Trust
2.658% due 03/25/2035 •		2,661	2,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.918% due 10/25/2033 •		$2	$2

IMT Trust
2.728% due 06/15/2034 •		9,900	9,887

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~		1	1
3.902% due 01/25/2032 ~		1	1

IndyMac Mortgage Loan Trust
2.198% due 07/25/2047 •		504	433
2.208% due 09/25/2046 •		932	895
2.218% due 06/25/2046 •		451	402
2.228% due 05/25/2046 •		154	152
2.498% due 07/25/2035 •		119	119
4.245% due 12/25/2034 ~		15	16

JPMBB Commercial Mortgage Securities Trust
3.046% due 04/15/2047		67	68
3.379% due 09/15/2050		4,300	4,524

JPMorgan Chase Commercial Mortgage Securities Trust
2.938% due 06/15/2035 •		23,840	23,820
3.028% due 06/15/2032 •		23,038	23,053
3.093% due 07/05/2032		11,326	11,614
3.600% due 12/15/2031 •		15,100	15,138

JPMorgan Mortgage Trust
3.465% due 04/25/2035 ~		1,108	1,072

Lanark Master Issuer PLC
2.902% due 12/22/2069		27,533	27,604

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		4,470	4,485

Liberty Funding Pty. Ltd.
2.307% due 10/10/2049 •	AUD	2,937	1,981

Luminent Mortgage Trust
2.188% due 12/25/2036 •		$625	613
2.218% due 10/25/2046 •		184	183
2.378% due 12/25/2036 ^•		139	132

MASTR Adjustable Rate Mortgages Trust
2.228% due 04/25/2046 •		428	398
4.734% due 11/21/2034 ~		475	490

MASTR Alternative Loan Trust
6.000% due 08/25/2033		583	606

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •		574	581

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •		639	627
2.888% due 08/15/2032 •		35	35
2.891% due 10/20/2029 •		416	417

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		2,554	2,503
2.268% due 11/25/2035 •		323	311
3.531% (US0006M + 1.500%) due 12/25/2032 ~		3	3

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Short-Term Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~		$285	$288

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046		880	885
3.040% due 04/15/2048		3,500	3,591

Morgan Stanley Capital Trust
3.028% due 05/15/2036 •		11,400	11,406
6.144% due 06/11/2042 ~		8,100	8,625

Morgan Stanley Mortgage Loan Trust
2.238% due 02/25/2047 •		871	406
4.365% due 06/25/2036 ~		54	56

MortgageIT Trust
2.758% due 12/25/2034 •		435	440

Motel 6 Trust
2.948% due 08/15/2034 •		37,737	37,788

Natixis Commercial Mortgage Securities Trust
2.778% due 02/15/2033 •		5,900	5,883

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		16,701	17,671

Nomura Resecuritization Trust
4.064% due 04/26/2037 ~		3,153	3,196
7.638% due 12/26/2036 •		3,093	3,081

OBX Trust
2.668% due 06/25/2057 •		2,790	2,785

Pepper Residential Securities Trust
2.113% due 08/13/2057 •	AUD	4,538	3,062

Permanent Master Issuer PLC
2.683% due 07/15/2058 •		$2,500	2,501
2.683% due 07/15/2058 •		6,500	6,504

PFP Ltd.
2.908% due 07/14/2035 •		2,072	2,076
2.998% due 04/14/2036 •		48,895	49,036

RBS Acceptance, Inc.
5.474% due 06/25/2024 ~		1	1

RBSSP Resecuritization Trust
2.878% due 08/26/2045 •		3,255	3,238
4.253% due 10/25/2035 ~		725	729

Residential Accredit Loans, Inc. Trust
2.228% due 04/25/2046 •		166	75
2.268% due 08/25/2037 •		278	268
2.318% due 08/25/2035 •		593	541
3.806% due 09/25/2045 •		355	336

Residential Asset Securitization Trust
4.571% due 12/25/2034 ~		1,324	1,333
5.750% due 02/25/2036 ^		107	74

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032		11	12

Residential Mortgage Securities PLC
1.979% due 09/20/2065 •	GBP	3,271	4,040

Ripon Mortgages PLC
1.561% due 08/20/2056 •		36,039	44,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
2.244% due 05/20/2035 •		$2,381	$2,377
2.804% due 10/20/2027 •		153	150
3.134% due 05/20/2034 •		843	834
3.659% due 01/20/2047 ^~		134	109
4.776% due 04/20/2035 ~		94	99

Silverstone Master Issuer PLC
1.457% due 01/21/2070 •	GBP	30,400	37,532
2.848% due 01/21/2070 •		$5,500	5,508

Stanlington PLC
1.780% due 06/12/2046 •	GBP	2,022	2,486

Stonemont Portfolio Trust
2.894% due 08/20/2030 •		$25,607	25,614

Structured Adjustable Rate Mortgage Loan Trust
3.846% due 01/25/2035 ^•		37	36
4.159% due 08/25/2035 ~		388	396
4.458% due 02/25/2034 ~		48	49

Structured Asset Mortgage Investments Trust
2.208% due 07/25/2046 ^•		1,468	1,275
2.238% due 05/25/2036 •		4,127	3,943
2.238% due 05/25/2046 •		875	489
2.278% due 03/25/2037 •		494	334
2.298% due 02/25/2036 ^•		20	20
2.307% due 07/19/2035 •		2,264	2,257
2.478% due 05/25/2045 •		276	276
2.637% due 07/19/2034 •		9	9
2.717% due 09/19/2032 •		12	12
2.757% due 03/19/2034 •		157	158
2.757% due 04/19/2035 •		718	732

Structured Asset Securities Corp.
5.050% due 02/25/2034 þ		3	3

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.309% due 07/25/2032 ~		4	4

Tharaldson Hotel Portfolio Trust
2.792% due 11/11/2034 •		10,207	10,213

Thornburg Mortgage Securities Trust
4.583% due 04/25/2045 ~		84	84

Towd Point Mortgage Funding PLC
1.561% due 02/20/2045 •	GBP	6,866	8,410
1.798% due 10/20/2051 •		12,930	15,937

Trinity Square PLC
1.917% due 07/15/2051 •		7,205	8,894

UBS-Barclays Commercial Mortgage Trust
2.829% due 04/10/2046 •		$3,296	3,338

VMC Finance LLC
2.845% due 03/15/2035 •		743	745

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •		80	81
2.288% due 12/25/2045 •		110	110
2.308% due 10/25/2045 •		746	741

34	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.328% due 01/25/2045 •		$95	$95
2.378% due 10/25/2045 •		1,240	1,230
2.405% due 02/27/2034 •		33	33
2.405% due 01/25/2047 •		155	155
2.641% due 12/25/2046 •		663	672
2.655% due 07/25/2046 •		178	173
2.655% due 08/25/2046 •		4,108	4,034
2.655% due 09/25/2046 •		287	295
2.655% due 11/25/2046 •		119	120
2.798% due 01/25/2045 •		1,937	1,929
3.146% due 02/25/2047 ^•		382	372
3.176% due 01/25/2047 •		263	271
3.186% due 01/25/2047 ^•		516	504
3.206% due 04/25/2047 •		924	932
3.293% due 12/25/2046 •		1,179	1,189
3.303% due 12/25/2046 ^•		559	523
3.446% due 01/25/2037 ^~		311	300
3.446% due 02/25/2046 •		1,433	1,467
3.446% due 08/25/2046 •		6,847	6,445
3.463% due 05/25/2037 ^~		413	346
3.536% due 04/25/2037 ^~		192	177
3.646% due 11/25/2042 •		204	201
3.675% due 12/25/2036 ^~		199	191
3.720% due 09/25/2036 ^~		303	294
3.846% due 06/25/2042 •		195	195
3.846% due 08/25/2042 •		288	283
3.886% due 02/25/2037 ^~		452	424
3.982% due 02/25/2037 ^~		492	489
4.053% due 02/25/2037 ^~		1,045	1,033
4.319% due 09/25/2033 ~		791	825
4.401% due 09/25/2033 ~		274	283
4.499% due 06/25/2034 ~		814	840
4.519% due 03/25/2033 ~		35	36

Warwick Finance Residential Mortgages PLC
1.765% due 09/21/2049 •	GBP	6,300	7,759

Washington Mutual Mortgage Pass-Through Certificates Trust
3.416% due 05/25/2046 ^•		$350	306
3.826% due 02/25/2033 ~		15	15

Wells Fargo Commercial Mortgage Trust
2.759% due 12/15/2036 •		5,027	5,018
2.886% due 12/13/2031 •		10,000	9,981
3.075% due 07/15/2046 •		2,500	2,514
3.575% due 01/15/2059 •		3,500	3,588

Wells Fargo Mortgage-Backed Securities Trust
4.922% due 09/25/2034 ~		48	50
4.945% due 12/25/2034 ~		358	373
4.968% due 06/25/2035 ~		667	699
4.991% due 03/25/2036 ~		50	52

Wells Fargo-RBS Commercial Mortgage Trust
2.585% due 08/15/2047 •		20,489	20,526
2.815% due 12/15/2045 •		25,232	25,380
3.225% due 06/15/2045 •		22,535	22,752
3.369% due 11/15/2047		15,525	16,017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.440% due 04/15/2045		$2,200	$2,244
3.475% due 06/15/2044 •		12,251	12,354

Total Non-Agency Mortgage-Backed Securities (Cost $1,518,456)			1,514,644

ASSET-BACKED SECURITIES 13.8%

AASET U.S. Ltd.
3.844% due 01/16/2038		15,448	15,545

Accredited Mortgage Loan Trust
2.278% due 09/25/2036 •		8,416	8,304

ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •		11	6
2.798% due 04/25/2034 •		19,802	19,660
3.053% due 10/25/2034 •		3,167	3,178

Allegro CLO Ltd.
3.486% due 01/30/2026 •		5,450	5,454

Ally Master Owner Trust
2.348% due 07/15/2022 •		13,800	13,809

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		210	208
2.718% due 08/25/2032 •		255	253

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.958% due 06/25/2029 •		91	89

Apidos CLO
3.283% due 01/19/2025 •		3,372	3,374

Arbor Realty Commercial Real Estate Notes Ltd.
3.178% due 05/15/2037 •		19,500	19,510

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	6,500	7,090

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.068% due 12/25/2033 •		$144	145
3.944% due 12/25/2033 •		2,400	2,380

Asset-Backed Funding Certificates Trust
2.718% due 06/25/2034 •		424	422
2.993% due 06/25/2033 •		1,365	1,366

Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •		24	18

Basic Asset-Backed Securities Trust
2.328% due 04/25/2036 •		746	748

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		3,285	3,297

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		5,413	5,429
3.967% due 03/28/2034 þ		3,537	3,560
4.090% due 02/28/2034 þ		1,904	1,921
4.213% due 10/29/2033 þ		606	609

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
2.508% due 09/25/2035 •	$6,695	$6,700
2.678% due 10/25/2032 •	150	151
2.693% due 11/25/2035 ^•	894	897
2.818% due 10/27/2032 •	66	64
3.018% due 10/25/2037 •	1,120	1,128
3.018% due 11/25/2042 •	20	20
3.268% due 08/25/2037 •	457	459

Bear Stearns Second Lien Trust
3.368% due 01/25/2036 •	20,755	20,821

Benefit Street Partners CLO Ltd.
3.080% due 07/18/2027 •	2,800	2,800

Black Diamond CLO Ltd.
3.353% due 02/06/2026 •	1,817	1,818

BlueMountain CLO Ltd.
3.633% due 04/13/2027 •	16,570	16,596

Bravo Mortgage Asset Trust
2.258% due 07/25/2036 •	329	329

Brookside Mill CLO Ltd.
3.123% due 01/17/2028 •	5,000	4,980

Carrington Mortgage Loan Trust
2.478% due 06/25/2035 •	1,576	1,585

Cent CLO Ltd.
3.586% due 10/29/2025 •	616	616

Chase Funding Trust
2.658% due 08/25/2032 •	25	24

Chesapeake Funding LLC
1.910% due 08/15/2029	13,286	13,262
3.230% due 08/15/2030	26,653	27,016

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	18	18

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •	300	239

Colony American Finance Ltd.
2.544% due 06/15/2048	3,716	3,704

Commonbond Student Loan Trust
2.550% due 05/25/2041	5,335	5,365

ContiMortgage Home Equity Loan Trust
2.368% due 03/15/2027 •	1	1

Countrywide Asset-Backed Certificates
2.308% due 05/25/2047 •	236	230
2.758% due 05/25/2032 •	171	167
3.443% due 03/25/2035 •	2,085	2,085

Countrywide Asset-Backed Certificates Trust
2.818% due 10/25/2047 •	2,135	2,085
2.918% due 05/25/2036 •	555	553

Countrywide Asset-Backed Certificates Trust, Inc.
2.558% due 12/25/2034 •	6,360	6,368

Countrywide Asset-Backed Certificates, Inc.
2.843% due 03/25/2034 •	1,637	1,637

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		$2	$2

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		307	205
2.618% due 08/25/2035 •		4,490	4,461

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		46	28

Crown Point CLO Ltd.
3.448% due 10/20/2028 •		2,950	2,954

CWHEQ Revolving Home Equity Loan Trust
2.168% due 01/15/2037 •		14	14

Dell Equipment Finance Trust
2.970% due 10/22/2020		1,618	1,621

Delta Funding Home Equity Loan Trust
2.848% due 09/15/2029 •		24	24

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		8,300	8,271

Drug Royalty LP
5.153% due 07/15/2023 •		799	801

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	10,400	11,340

ECMC Group Student Loan Trust
2.768% due 02/27/2068		$22,532	22,397
3.018% due 07/25/2069 •		12,098	12,087
3.068% due 05/25/2067 •		1,395	1,406

Edsouth Indenture LLC
2.748% due 04/25/2039 •		2,719	2,709

EFS Volunteer LLC
3.126% due 10/25/2035 •		5,243	5,208

EMC Mortgage Loan Trust
2.758% due 05/25/2040 •		34	34

Enterprise Fleet Financing LLC
3.140% due 02/20/2024		14,485	14,596

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		30,200	29,942

Evergreen Credit Card Trust
2.508% due 01/15/2023 •		49,100	49,263

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		19,252	19,251
3.203% due 01/15/2027 •		18,215	18,204

Finance America Mortgage Loan Trust
2.843% due 08/25/2034 •		8,580	8,615

First Franklin Mortgage Loan Trust
2.178% due 11/25/2036 •		3,339	3,280

First NLC Trust
2.088% due 08/25/2037 •		441	280

Flagship CLO Ltd.
3.172% due 01/16/2026 •		3,281	3,282

Flagship Ltd.
3.398% due 01/20/2026 •		1,184	1,184

36	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Auto Securitization Trust
2.198% due 03/15/2021	CAD	2,886	$2,178

Ford Credit Floorplan Master Owner Trust
2.428% due 10/15/2023 •		$5,500	5,492
2.650% due 09/15/2024 •		49,200	49,275

Fremont Home Loan Trust
2.753% due 01/25/2035 •		2,170	2,155

Gallatin CLO Ltd.
3.328% due 01/21/2028 •		26,100	26,082
3.353% (US0003M + 1.050%) due 07/15/2027 ~		15,000	15,007

GMF Floorplan Owner Revolving Trust
2.348% due 09/15/2022 •		19,500	19,513
3.500% due 09/15/2023		56,200	57,704

Greystone Commercial Real Estate Notes
3.442% due 09/15/2037 •		16,000	16,056

GSAA Home Equity Trust
2.288% due 07/25/2037 •		1,760	1,724

GSAMP Trust
2.088% due 12/25/2036 •		339	198
2.278% due 06/25/2036 •		5,662	5,523
2.768% due 01/25/2034 •		1,638	1,618

GSRPM Mortgage Loan Trust
2.518% due 03/25/2035 •		2,500	2,468

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032		13,617	13,715

Home Equity Asset Trust
2.408% due 07/25/2036 •		7,763	7,710
2.938% due 02/25/2033 •		1	1
2.963% due 06/25/2034 •		4,865	4,858

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •		103	46

HSI Asset Securitization Corp. Trust
2.178% due 05/25/2037 •		165	164
2.198% due 02/25/2036 •		384	384
2.348% due 02/25/2036 •		4,496	4,319

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		20,800	20,811

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		8,634	8,482
2.258% due 05/25/2037 •		1,500	1,466
2.288% due 07/25/2036 •		2,500	2,434

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		4,120	4,160
3.750% due 04/25/2059 þ		9,326	9,535

Lehman ABS Mortgage Loan Trust
2.108% due 06/25/2037 •		339	247

Lehman XS Trust
2.168% due 04/25/2037 ^•		198	192

LMREC, Inc.
3.737% due 11/24/2031		6,078	6,091

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •	$41,400	$41,456

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	359	352
2.718% due 03/25/2032 •	21	21
2.843% due 02/25/2034 •	538	535
2.993% due 04/25/2035 •	23,800	23,880
3.038% due 08/25/2033 •	2,420	2,418

LP Credit Card ABS Master Trust
3.822% due 08/20/2024 •	43,358	43,097

Madison Park Funding Ltd.
3.608% due 04/20/2026 •	8,090	8,094

Marlette Funding Trust
2.690% due 09/17/2029	3,556	3,569
3.060% due 07/17/2028	2,114	2,116
3.130% due 07/16/2029	25,271	25,472
3.440% due 04/16/2029	2,765	2,786
3.710% due 12/15/2028	8,773	8,860

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	771	776

Master Credit Card Trust
2.536% due 07/21/2024 •	20,800	20,793

MASTR Asset-Backed Securities Trust
2.068% due 11/25/2036 •	59	27
2.068% due 01/25/2037 •	292	118
2.718% due 09/25/2034 •	10,205	10,173
2.798% due 02/25/2034 •	1,337	1,326

Merrill Lynch Mortgage Investors Trust
2.098% due 09/25/2037 •	6	3
2.138% due 02/25/2037 •	304	130
2.408% due 12/25/2036 •	5,718	5,725

MMAF Equipment Finance LLC
2.920% due 07/12/2021	2,820	2,826

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 05/25/2037 •	138	126
2.118% due 09/25/2036 •	21	10
2.918% due 05/25/2034 •	19,203	19,374

Morgan Stanley Home Equity Loan Trust
3.008% due 05/25/2035 •	950	951

Morgan Stanley IXIS Real Estate Capital Trust
2.068% due 11/25/2036 •	9	5

Mountain Hawk CLO Ltd.
3.098% due 07/20/2024 •	2,893	2,896

Mountain View CLO Ltd.
3.103% due 10/15/2026 •	13,229	13,191

Navient Private Education Loan Trust
2.378% due 12/15/2059 •	3,201	3,200
2.650% due 12/15/2028	7,792	7,847
2.740% due 02/15/2029	4,615	4,651

Navient Private Education Refi Loan Trust
3.030% due 01/15/2043	23,942	24,163

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Student Loan Trust
2.368% due 03/25/2067 •	$14,271	$14,257
2.818% due 07/26/2066 •	17,048	17,003
3.068% due 12/27/2066 •	22,532	22,636
3.430% due 12/15/2059	17,096	17,294

Nelnet Student Loan Trust
2.618% due 02/27/2051 •	6,681	6,676
2.718% due 09/27/2038 •	5,589	5,591
2.818% due 09/25/2065 •	4,087	4,105
2.818% due 08/25/2067 •	45,886	45,866
2.868% due 02/25/2066 •	3,811	3,798
3.045% due 06/27/2067 •	84,262	84,181
3.782% due 11/25/2024 •	7,721	7,718

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •	4,000	3,997

New Century Home Equity Loan Trust
2.198% due 05/25/2036 •	326	310
2.948% due 11/25/2034 •	2,743	2,757

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.168% due 07/25/2036 •	4,720	4,568

Northstar Education Finance, Inc.
2.718% due 12/26/2031 •	4,772	4,744

NovaStar Mortgage Funding Trust
2.678% due 01/25/2036 •	9,170	9,176

Ocean Trails CLO
3.453% due 07/15/2028 •	3,300	3,302

OCP CLO Ltd.
3.103% due 07/15/2027 •	2,800	2,797

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •	7,262	7,265

OHA Credit Partners Ltd.
3.288% due 10/20/2025	9,266	9,272

OneMain Financial Issuance Trust
2.370% due 09/14/2032	21,000	20,988

Option One Mortgage Loan Trust
2.558% due 08/25/2032 •	80	80
2.678% due 05/25/2035 •	1,061	1,065

Oscar U.S. Funding LLC
3.100% due 04/11/2022	14,228	14,297

OSCAR U.S. Funding Trust LLC
3.150% due 08/10/2021	4,612	4,626

Palmer Square CLO Ltd.
3.008% due 08/15/2026 •	19,049	19,072

Palmer Square Loan Funding Ltd.
2.903% due 04/15/2026 •	2,858	2,850
2.953% due 07/15/2026 •	12,671	12,667

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	553	556

Penarth Master Issuer PLC
2.421% due 03/18/2022 •	8,500	8,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.491% due 09/18/2022	$24,600	$24,603
2.581% due 07/18/2023	34,950	34,992

PFS Financing Corp.
2.578% due 04/15/2024 •	18,700	18,740

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	5,892	5,909

RAAC Trust
2.568% due 01/25/2046 •	6,200	6,190

Renaissance Home Equity Loan Trust
2.378% due 11/25/2034 •	150	143
2.898% due 08/25/2033 •	369	370
3.018% due 12/25/2033 •	188	189

Residential Asset Mortgage Products Trust
2.538% due 07/25/2035 •	1,000	995
2.558% due 05/25/2036 •	5,402	5,372
2.578% due 06/25/2032 •	4	3
3.038% due 01/25/2034 •	3,552	3,525

Residential Asset Securities Corp. Trust
2.663% due 03/25/2035 •	2,751	2,760

Securitized Asset-Backed Receivables LLC Trust
2.688% due 08/25/2034 •	3,243	3,190
2.693% due 01/25/2035 •	1,268	1,258

Securitized Term Auto Receivables Trust
3.060% due 02/25/2021	5,662	5,676

Shackleton CLO Ltd.
3.408% due 10/20/2028 •	16,600	16,599

SLC Student Loan Trust
2.218% due 05/15/2029 •	7,053	6,924
2.229% due 03/15/2027 •	20,490	20,402
2.239% due 06/15/2029 •	5,519	5,489

SLM Student Loan Trust
2.386% due 01/25/2027 •	4,276	4,269
2.416% due 10/25/2028 •	2,593	2,575
2.416% due 10/27/2031 •	48,112	47,537
2.426% due 10/25/2029 •	9,816	9,749
2.468% due 09/25/2043 •	12,657	12,583
2.589% due 12/15/2027 •	17,519	17,527
2.668% due 12/27/2038 •	2,370	2,365
2.669% due 12/15/2025 •	17,348	17,360
2.718% due 01/25/2029 •	5,119	5,008
2.826% due 01/25/2028 •	3,450	3,451
2.876% due 10/25/2029 •	15,800	15,833
3.026% due 04/25/2023 •	1,378	1,365
3.176% due 07/25/2023 •	2,898	2,888
3.776% due 04/25/2023 •	18,043	18,208
3.976% due 07/25/2023 •	5,807	5,867

SMB Private Education Loan Trust
2.340% due 09/15/2034	1,122	1,124
2.348% due 12/16/2024 •	4,565	4,563
3.478% due 02/17/2032 •	4,434	4,520

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	4,467	4,474
2.770% due 05/25/2026	6,986	7,009

38	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027	$491	$491
2.900% due 05/25/2028	17,691	17,822
2.930% due 04/26/2027	1,559	1,561
3.010% due 04/25/2028	12,934	13,045
3.200% due 08/25/2027	2,384	2,392
3.240% due 02/25/2028	14,513	14,652

SoFi Professional Loan Program LLC
1.750% due 07/25/2040	56	56
2.050% due 01/25/2041	286	286
2.720% due 10/27/2036	1,522	1,536
3.020% due 02/25/2040	1,179	1,204
3.180% due 06/15/2048	26,289	26,573

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	8,528	8,593
3.120% due 02/25/2048	7,336	7,396

Sound Point CLO Ltd.
3.168% due 01/20/2028 •	26,000	25,973

Sound Point Clo Ltd.
3.301% due 01/23/2029 •	47,700	47,675

Soundview Home Loan Trust
2.188% due 06/25/2036 •	2,813	2,803
2.298% due 05/25/2036 •	19,250	18,748

Specialty Underwriting & Residential Finance Trust
2.993% due 12/25/2035 •	1,465	1,470

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	48,998	49,558

Springleaf Funding Trust
2.680% due 07/15/2030	25,284	25,352

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •	130	130

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	3,229	3,233

Starwood Waypoint Homes Trust
2.978% due 01/17/2035 •	10,457	10,459

Structured Asset Investment Loan Trust
2.708% due 06/25/2035 •	261	261
2.993% due 10/25/2033 •	19	19

Structured Asset Securities Corp. Mortgage Loan Trust
3.600% due 04/25/2035 •	582	579

Terwin Mortgage Trust
2.228% due 07/25/2037 •	1,865	1,851

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •	20,000	20,011

Towd Point Mortgage Trust
3.018% due 05/25/2058 •	8,597	8,672

Tralee CLO Ltd.
3.388% due 10/20/2028 •	43,200	43,102

Trillium Credit Card Trust
2.526% due 01/26/2024 •	31,400	31,455

Upstart Securitization Trust
2.897% due 09/20/2029	6,434	6,450

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.450% due 04/20/2026	$7,605	$7,630

Utah State Board of Regents
2.768% due 01/25/2057 •	15,385	15,388

Venture CDO Ltd.
3.183% due 04/15/2027	47,450	47,284

Venture CLO Ltd.
3.153% due 01/15/2028 •	10,150	10,149
3.428% due 10/22/2031 •	5,700	5,701

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ	16,113	16,163

Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •	58	29

WhiteHorse Ltd.
3.233% due 04/17/2027 •	10,953	10,938

Total Asset-Backed Securities (Cost $2,245,298)		2,250,438

SOVEREIGN ISSUES 0.5%

Development Bank of Japan, Inc.
2.829% (US0003M + 0.570%) due 04/23/2021 ~	4,000	4,020

Export-Import Bank of India
2.750% due 04/01/2020	19,230	19,274
2.750% due 08/12/2020	19,779	19,834
3.152% (US0003M + 1.000%) due 08/21/2022 ~	35,253	35,253
3.875% due 10/02/2019	3,700	3,700

Total Sovereign Issues (Cost $82,027)		82,081

SHORT-TERM INSTRUMENTS 3.1%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	33,500	33,587
2.811% (US0003M + 0.500%) due 10/26/2020 ~	35,900	35,989

		69,576

COMMERCIAL PAPER 0.5%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	63,000	62,473

Smithfield Foods, Inc.
2.450% due 10/15/2019	19,600	19,579

		82,052

REPURCHASE AGREEMENTS (g) 1.8%
		295,875

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Short-Term Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
1.908% due 10/22/2019 - 12/26/2019 (c)(d)(j)(l)	57,506	57,302

Total Short-Term Instruments (Cost $504,490)		504,805

Total Investments in Securities (Cost $18,235,517)		18,292,579

	SHARES
INVESTMENTS IN AFFILIATES 8.6%

SHORT-TERM INSTRUMENTS 8.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.6%

PIMCO Short Asset Portfolio	141,208,642	1,405,449

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	68,092	$674

Total Short-Term Instruments (Cost $1,408,951)		1,406,123

Total Investments in Affiliates (Cost $1,408,951)		1,406,123

Total Investments 121.0% (Cost $19,644,468)		$19,698,702

Financial Derivative Instruments (i)(k) (0.1)% (Cost or Premiums, net $(57,607))		(15,293)

Other Assets and Liabilities, net (20.9)%		(3,400,086)

Net Assets 100.0%		$16,283,323

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	01/07/2020	07/29/2019	$98,779	$98,682	0.61%
CIMIC Group Ltd.	0.000	02/18/2020	09/04/2019	61,098	60,966	0.38
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	22,467	22,570	0.14
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	22,467	22,520	0.14
Piper Jaffray Cos.	4.740	10/15/2021	09/19/2019	6,900	6,919	0.04
Piper Jaffray Cos.	5.200	10/15/2023	09/19/2019	24,600	24,696	0.15

40	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
QNB Finance Ltd.	3.432%	12/06/2021	06/20/2019	$10,093	$10,017	0.06%
Toyota Industries Corp.	1.911	08/03/2020	08/22/2018	593	602	0.00

				$246,997	$246,972	1.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.600%	09/30/2019	10/01/2019	$295,875	U.S. Treasury Notes 1.250% due 08/31/2024	$(296,194)	$295,875	$295,888

Total Repurchase Agreements						$(296,194)	$295,875	$295,888

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.220%	09/27/2019	10/09/2019		$(66,646)	$(66,663)
CIW	2.450	09/20/2019	10/21/2019		(235,663)	(235,839)
FOB	2.250	09/24/2019	TBD	(3)	(181,546)	(181,625)
UBS	2.150	09/23/2019	TBD	(3)	(360,472)	(360,644)
	2.350	09/27/2019	10/17/2019		(136,519)	(136,555)

Total Reverse Repurchase Agreements						$(981,326)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
MSC	2.680%	09/30/2019	10/01/2019	$(59,273)	$(59,277)

Total Sale-Buyback Transactions					$(59,277)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Treasury Obligations (4.2)%
U.S. Treasury Notes	1.250%	08/31/2024	$700,000	$(689,279)	$(691,120)

Total Short Sales (4.2)%				$(689,279)	$(691,120)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Short-Term Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$295,888	$0	$0	$0	$295,888	$(296,194)	$(306)
BPS	0	(66,663)	0	0	(66,663)	70,237	3,574
CIW	0	(235,839)	0	0	(235,839)	246,724	10,885
FOB	0	(181,625)	0	0	(181,625)	190,684	9,059
UBS	0	(497,199)	0	0	(497,199)	521,704	24,505

Master Securities Forward Transaction Agreement
MSC	0	0	(59,277)	0	(59,277)	59,239	(38)
SAL	0	0	0	(691,120)	(691,120)	0	(691,120)

Total Borrowings and Other Financing Transactions	$295,888	$(981,326)	$(59,277)	$(691,120)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(439,057)	$0	$(542,269)	$(981,326)

Total	$0	$(439,057)	$0	$(542,269)	$(981,326)

Sale-Buyback Transactions
U.S. Treasury Obligations	(59,277)	0	0	0	(59,277)

Total	$(59,277)	$0	$0	$0	$(59,277)

Total Borrowings	$(59,277)	$(439,057)	$0	$(542,269)	$(1,040,603)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(1,040,603)

(h)	Securities with an aggregate market value of $1,088,889 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(537,553) at a weighted average interest rate of 2.539%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $745 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Canada Bankers’ Acceptance December Futures	12/2020	8,506	$	1,576,196	$(563)	$80	$(562)
3-Month SOFR March Futures	06/2020	100		246	0	0	(1)
Canada Government 10-Year Bond December Futures	12/2019	4,137		445,285	(3,782)	125	(1,187)
U.S. Treasury 2-Year Note December Futures	12/2019	23,137		4,986,024	(12,525)	0	(723)
U.S. Treasury 10-Year Note December Futures	12/2019	2,594		338,031	(3,155)	0	(203)
U.S. Treasury 10-Year Ultra December Futures	12/2019	1,733		246,790	(4,306)	0	(54)

					$(24,331)	$205	$(2,730)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	38,869	$(9,573,921)	$(12,682)	$1,458	$0
90-Day Eurodollar March Futures	03/2020	100	(24,583)	(12)	1	0
Euro-Bobl December Futures	12/2019	1,190	(175,944)	418	0	(130)
Euro-Schatz December Futures	12/2019	7,505	(918,868)	957	0	(286)
U.S. Treasury 5-Year Note December Futures	12/2019	9,527	(1,135,127)	6,631	447	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	468	(89,812)	2,038	0	(29)

				$(2,650)	$1,906	$(445)

Total Futures Contracts				$(26,981)	$2,111	$(3,175)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	146,016	$(1,111)	$(10,392)	$(11,503)	$0	$(272)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		13,464	(989)	18	(971)	0	(31)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		244,500	(16,325)	(358)	(16,683)	11	(632)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		1,108,300	(20,219)	(4,182)	(24,401)	0	(587)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024		1,160,200	(23,710)	(1,090)	(24,800)	0	(711)

						$(62,354)	$(16,004)	$(78,358)	$11	$(2,233)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Short-Term Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$	5,216,900	$4,460	$(126,096)	$(121,636)	$1,207	$0
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029	CAD	331,500	20,896	(3,403)	17,493	0	(448)
Receive	3-Month USD-LIBOR	2.767	Semi-Annual	02/13/2020	$	899,000	(393)	(2,413)	(2,806)	0	(208)
Pay	3-Month USD-LIBOR	1.710	Semi-Annual	07/26/2021		2,163,900	(4,396)	3,818	(578)	43	0
Receive(4)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		887,400	(9,208)	(26,502)	(35,710)	170	0

							$11,359	$(154,596)	$(143,237)	$1,420	$(656)

Total Swap Agreements							$(50,995)	$(170,600)	$(221,595)	$1,431	$(2,889)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,111	$1,431	$3,542	$0	$(3,175)	$(2,889)	$(6,064)

(j)

Securities with an aggregate market value of $97,252 and cash of $59,998 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

44	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	$	307,784	GBP	249,790	$0	$(654)
	11/2019	GBP	249,790	$	308,200	658	0
BPS	10/2019	AUD	392		264	0	(1)
	10/2019	$	1,305	GBP	1,049	0	(15)
	10/2019		118,357	JPY	12,571,500	0	(2,088)
BRC	10/2019		1,791	CAD	2,373	1	0
CBK	10/2019	CAD	72,959	$	54,988	110	(192)
	10/2019	CZK	2,634		114	2	0
	10/2019	EUR	1,267		1,387	6	0
	10/2019	GBP	250,839		306,112	0	(2,307)
	10/2019	$	5,439	CAD	7,209	3	0
	10/2019		1,042	EUR	942	0	(15)
GLM	10/2019	MXN	38,414	$	1,976	32	0
	10/2019	$	1,964	MXN	38,414	0	(22)
	12/2019	CLP	59,951,332	$	88,263	5,924	0
	12/2019	$	1,161	MYR	4,864	0	(2)
HUS	10/2019	CAD	11,406	$	8,579	0	(31)
	10/2019	MXN	38,414		1,962	20	0
	10/2019	$	135,559	CAD	179,684	69	0
	10/2019		1,964	MXN	38,414	0	(20)
	11/2019	CAD	179,683	$	135,628	0	(72)
JPM	10/2019	$	521,305	EUR	476,687	0	(1,740)
	11/2019	EUR	476,687	$	522,573	1,716	0
	12/2019	$	87,660	CLP	59,951,332	0	(5,321)
MYI	10/2019	EUR	476,362	$	528,533	9,322	0
	11/2019	AUD	27,651		18,760	69	0
SCX	10/2019	CAD	107,334		80,674	0	(343)
SSB	10/2019	$	1,830	CAD	2,434	7	0
UAG	10/2019	JPY	39,925,614	$	370,970	1,716	0
	10/2019	$	259,281	JPY	27,354,114	0	(6,295)
	11/2019		371,816		39,925,614	0	(1,743)

Total Forward Foreign Currency Contracts						$19,655	$(20,861)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC USD versus CAD	CAD 1.200	12/04/2019	800	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	79,700	$(96)	$(6)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	136,100	(186)	(32)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO Short-Term Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900%	11/20/2019	61,400	$(78)	$(11)
BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	59,900	(74)	(11)
CBK	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	298,400	(340)	(297)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	273,800	(137)	(114)
GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	227,600	(278)	(53)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	152,200	(195)	(29)

						$(1,384)	$(553)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.844%	10/09/2019	164,800	$(1,450)	$(585)
MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	10/15/2019	2,083,900	(1,626)	(2,317)

							$(3,076)	$(2,902)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$100.898	11/06/2019	229,200	$(609)	$(499)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.914	11/06/2019	198,700	(535)	(441)
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.891	11/06/2019	120,300	(324)	(260)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.906	11/06/2019	250,000	(684)	(550)

					$(2,152)	$(1,750)

Total Written Options					$(6,612)	$(5,205)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BPS	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.280%	Maturity	10/03/2019	$	363,800	$0	$(5,209)	$0	$(5,209)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.400% (Federal Funds Rate plus a specified spread)	Maturity	10/15/2019		133,900	0	(1,060)	0	(1,060)
	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.410% (Federal Funds Rate plus a specified spread)	Maturity	10/22/2019		129,800	0	(386)	0	(386)
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.310%	Maturity	10/15/2019		46,300	0	295	295	0

Total Swap Agreements									$0	$(6,360)	$295	$(6,655)

46	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$658	$0	$0	$658	$(654)	$(38)	$0	$(692)	$(34)	$17	$(17)
BPS	0	0	0	0	(2,104)	(11)	(6,655)	(8,770)	(8,770)	7,950	(820)
BRC	1	0	0	1	0	(11)	0	(11)	(10)	0	(10)
CBK	121	0	0	121	(2,514)	(411)	0	(2,925)	(2,804)	3,229	425
GLM	5,956	0	0	5,956	(24)	(585)	0	(609)	5,347	(4,618)	729
GSC	0	0	0	0	0	(940)	0	(940)	(940)	1,421	481
GST	0	0	0	0	0	(82)	0	(82)	(82)	172	90
HUS	89	0	0	89	(123)	0	0	(123)	(34)	0	(34)
JPM	1,716	0	0	1,716	(7,061)	(810)	0	(7,871)	(6,155)	6,450	295
MYC	0	0	295	295	0	(2,317)	0	(2,317)	(2,022)	(2,514)	(4,536)
MYI	9,391	0	0	9,391	0	0	0	0	9,391	(7,170)	2,221
SCX	0	0	0	0	(343)	0	0	(343)	(343)	387	44
SSB	7	0	0	7	0	0	0	0	7	0	7
UAG	1,716	0	0	1,716	(8,038)	0	0	(8,038)	(6,322)	5,692	(630)

Total Over the Counter	$19,655	$0	$295	$19,950	$(20,861)	$(5,205)	$(6,655)	$(32,721)

(l)

Securities with an aggregate market value of $27,204 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO Short-Term Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,111	$2,111
Swap Agreements	0	11	0	0	1,420	1,431

	$0	$11	$0	$0	$3,531	$3,542

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,655	$0	$19,655
Swap Agreements	0	0	0	0	295	295

	$0	$0	$0	$19,655	$295	$19,950

	$0	$11	$0	$19,655	$3,826	$23,492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,175	$3,175
Swap Agreements	0	2,233	0	0	656	2,889

	$0	$2,233	$0	$0	$3,831	$6,064

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,861	$0	$20,861
Written Options	0	553	0	0	4,652	5,205
Swap Agreements	0	0	0	0	6,655	6,655

	$0	$553	$0	$20,861	$11,307	$32,721

	$0	$2,786	$0	$20,861	$15,138	$38,785

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20,803	$20,803
Swap Agreements	0	(22,570)	0	0	(74,036)	(96,606)

	$0	$(22,570)	$0	$0	$(53,233)	$(75,803)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67,956	$0	$67,956
Written Options	0	2,854	0	0	16,608	19,462
Swap Agreements	0	0	0	0	56,650	56,650

	$0	$2,854	$0	$67,956	$73,258	$144,068

	$0	$(19,716)	$0	$67,956	$20,025	$68,265

48	PIMCO SHORT-TERM FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(25,870)	$(25,870)
Swap Agreements	0	(1,451)	0	0	(77,240)	(78,691)

	$0	$(1,451)	$0	$0	$(103,110)	$(104,561)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,915)	$0	$(16,915)
Written Options	0	(311)	0	0	782	471
Swap Agreements	0	0	0	0	(21,017)	(21,017)

	$0	$(311)	$0	$(16,915)	$(20,235)	$(37,461)

	$0	$(1,762)	$0	$(16,915)	$(123,345)	$(142,022)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$16,283	$258,487	$274,770
Corporate Bonds & Notes
Banking & Finance	0	5,142,922	31,615	5,174,537
Industrials	0	4,134,138	0	4,134,138
Specialty Finance	0	204,738	0	204,738
Utilities	0	1,067,702	0	1,067,702
Municipal Bonds & Notes
Arkansas	0	2,767	0	2,767
California	0	50,963	0	50,963
Colorado	0	1,554	0	1,554
New Jersey	0	504	0	504
Pennsylvania	0	2,743	0	2,743
U.S. Government Agencies	0	2,425,028	0	2,425,028
U.S. Treasury Obligations	0	601,167	0	601,167
Non-Agency Mortgage-Backed Securities	0	1,514,644	0	1,514,644
Asset-Backed Securities	0	2,250,438	0	2,250,438
Sovereign Issues	0	82,081	0	82,081
Short-Term Instruments
Certificates of Deposit	0	69,576	0	69,576
Commercial Paper	0	82,052	0	82,052
Repurchase Agreements	0	295,875	0	295,875
U.S. Treasury Bills	0	57,302	0	57,302
	$0	$18,002,477	$290,102	$18,292,579

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,406,123	$0	$0	$1,406,123
Total Investments	$1,406,123	$18,002,477	$290,102	$19,698,702

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(691,120)	$0	$(691,120)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO Short-Term Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,111	$1,431	$0	$3,542
Over the counter	0	19,950	0	19,950
	$2,111	$21,381	$0	$23,492

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,175)	(2,889)	0	(6,064)
Over the counter	0	(32,721)	0	(32,721)
	$(3,175)	$(35,610)	$0	$(38,785)
Total Financial Derivative Instruments	$(1,064)	$(14,229)	$0	$(15,293)
Totals	$1,405,059	$17,297,128	$290,102	$18,992,289

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$186,901	$71,200	$0	$352	$0	$34	$0	$0	$258,487	$34
Corporate Bonds & Notes
Banking & Finance	0	31,500	0	0	0	115	0	0	31,615	115
Industrials	97	0	(49)	0	(1)	2	0	(49)	0	0
Non-Agency Mortgage-Backed Securities	14,093	0	0	0	0	0	0	(14,093)	0	0
Asset-Backed Securities	15,056	0	(8,787)	0	0	25	14,093	(20,387)	0	0

Totals	$216,147	$102,700	$(8,836)	$352	$(1)	$176	$14,093	$(34,529)	$290,102	$149

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$214,320	Proxy Pricing	Base Price	99.915-100.000
	44,167	Third Party Vendor	Broker Quote	99.925
Corporate Bonds & Notes
Banking & Finance	31,615	Proxy Pricing	Base Price	100.000

Total	$290,102

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

50	PIMCO SHORT-TERM FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Short-Term Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

52	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

54	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2019

permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

56	PIMCO SHORT-TERM FUND

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

58	PIMCO SHORT-TERM FUND

(Unaudited)

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$1,707,510	$22,231	$(325,000)	$(1,664)	$2,372	$1,405,449	$22,232	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$175	$4,353,871	$(4,353,400)	$28	$0	$674	$2,070	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Notes to Financial Statements (Cont.)

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a

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future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be

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Notes to Financial Statements (Cont.)

adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or

62	PIMCO SHORT-TERM FUND

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guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of

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Notes to Financial Statements (Cont.)

Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to

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(Unaudited)

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cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or

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receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer

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exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s

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prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or

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underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement

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Notes to Financial Statements (Cont.)

outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and

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Notes to Financial Statements (Cont.)

related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection

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mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have

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Notes to Financial Statements (Cont.)

a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.20%	0.30%	0.40%(1)	0.20%	0.20%	0.20%	0.20%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.30% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.30%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Notes to Financial Statements (Cont.)

approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$291,862	$1,913,803

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

76	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2019

performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$8,833,082	$8,731,372	$3,639,968	$3,412,852

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	230,431	$2,256,782	947,047	$9,335,301

I-2	81,570	799,102	305,407	3,010,142

I-3	2,696	26,414	10,765	106,143	(a)

Administrative Class	356	3,473	15,102	149,126

Class A	35,976	352,282	107,198	1,056,767

Class C	1,355	13,267	10,244	100,939

Class R	1,709	16,737	4,502	44,344

Issued as reinvestment of distributions

Institutional Class	12,983	127,156	31,592	310,874

I-2	4,374	42,840	8,071	79,369

I-3	100	982	100	977	(a)

Administrative Class	2,229	21,835	4,932	48,529

Class A	1,753	17,172	4,367	42,963

Class C	157	1,533	341	3,352

Class R	136	1,331	292	2,876

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Notes to Financial Statements (Cont.)

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(405,595)	$(3,971,724)	(958,646)	$(9,447,693)

I-2	(124,666)	(1,221,138)	(149,746)	(1,472,287)

I-3	(4,544)	(44,511)	(2,629)	(25,863	)(a)

Administrative Class	(25,531)	(249,961)	(25,341)	(249,682)

Class A	(60,504)	(592,718)	(115,499)	(1,137,230)

Class C	(4,705)	(46,063)	(6,759)	(66,488)

Class R	(2,633)	(25,786)	(4,094)	(40,339)

Net increase (decrease) resulting from Fund share transactions	(252,353)	$(2,470,995)	187,246	$1,852,120

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

78	PIMCO SHORT-TERM FUND

(Unaudited)

September 30, 2019

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Short-Term Fund	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$18,906,456	$119,513	$(279,734)	$(160,221)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIW	CIBC World Markets Corp.	SAL	Citigroup Global Markets, Inc.
FOB	Credit Suisse Securities (USA) LLC	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co. LLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
CAD	Canadian Dollar	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
CZK	Czech Koruna	MYR	Malaysian Ringgit
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BBSW3M	3 Month Bank Bill Swap Rate	LIBOR03M	3 Month USD-LIBOR
BP0003M	3 Month GBP-LIBOR	SOFRRATE	Secured Overnight Financing Rate
CDX.HY	Credit Derivatives Index - High Yield	US0001M	1 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	US0003M	3 Month USD Swap Rate
H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	NCUA	National Credit Union Administration
BBSW	Bank Bill Swap Reference Rate	OIS	Overnight Index Swap
CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	UMBS	Uniform Mortgage-Backed Security
FDIC	Federal Deposit Insurance Corp.

80	PIMCO SHORT-TERM FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

82	PIMCO SHORT-TERM FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

84	PIMCO SHORT-TERM FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

86	PIMCO SHORT-TERM FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

88	PIMCO SHORT-TERM FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4024SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO Total Return Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO TOTAL RETURN FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO Total Return Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Total Return Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

4	PIMCO TOTAL RETURN FUND

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO Total Return Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO Total Return Fund	05/11/87	05/11/87	04/30/08	04/27/18	09/08/94	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

6	PIMCO TOTAL RETURN FUND

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Total Return Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Total Return Fund Institutional Class	5.63%	10.07%	3.57%	4.32%	7.18%
PIMCO Total Return Fund I-2	5.58%	9.96%	3.47%	4.21%	7.09%
PIMCO Total Return Fund I-3	5.55%	9.91%	3.42%	4.16%	7.02%
PIMCO Total Return Fund Administrative Class	5.50%	9.80%	3.32%	4.06%	6.91%
PIMCO Total Return Fund Class A	5.45%	9.70%	3.19%	3.92%	6.71%
PIMCO Total Return Fund Class A (adjusted)	1.50%	5.59%	2.41%	3.52%	6.56%
PIMCO Total Return Fund Class C	5.06%	8.89%	2.42%	3.14%	5.92%
PIMCO Total Return Fund Class C (adjusted)	4.06%	7.89%	2.42%	3.14%	5.92%
PIMCO Total Return Fund Class R	5.32%	9.43%	2.93%	3.65%	6.43%
Bloomberg Barclays U.S. Aggregate Index	5.42%	10.30%	3.38%	3.75%	6.27%♦
Lipper Core Plus Bond Funds Average	5.13%	9.54%	3.34%	4.49%	6.25%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.71% for Institutional Class shares, 0.81% for I-2 shares, 0.91% for I-3 shares, 0.96% for Administrative Class shares, 1.05% for Class A shares, 1.80% for Class C shares, and 1.30% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TOTAL RETURN FUND

Institutional Class - PTTRX	I-2 - PTTPX	I-3 - PTTNX	Administrative Class - PTRAX
Class A - PTTAX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	38.0%
Corporate Bonds & Notes	26.7%
U.S. Treasury Obligations	9.9%
Non-Agency Mortgage-Backed Securities	8.0%
Asset-Backed Securities	6.3%
Short-Term Instruments‡	5.9%
Sovereign Issues	3.9%
Loan Participations and Assignments	1.0%
Other	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates decreased.

»	Exposure to duration in Italy toward the end of the period contributed to relative performance, as Italian interest rates decreased.

»	Exposure to eurozone duration through eurozone swaps contributed to relative performance, as eurozone interest rates decreased across the swap curve.
»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Short exposure to duration in select developed markets, including the U.K., Australia and Japan, detracted from relative performance, as these interest rates decreased.

»	Positions in U.S. Treasury Inflation-Protected Securities detracted from relative performance, as break-even inflation rates fell.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess return for these securities was negative.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO Total Return Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,056.30	$3.14	$1,000.00	$1,021.95	$3.08	0.61%
I-2	1,000.00	1,055.80	3.65	1,000.00	1,021.45	3.59	0.71
I-3	1,000.00	1,055.50	3.91	1,000.00	1,021.20	3.84	0.76
Administrative Class	1,000.00	1,055.00	4.42	1,000.00	1,020.70	4.34	0.86
Class A	1,000.00	1,054.50	4.88	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	1,050.60	8.72	1,000.00	1,016.50	8.57	1.70
Class R	1,000.00	1,053.20	6.16	1,000.00	1,019.00	6.06	1.20

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TOTAL RETURN FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO Total Return Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$10.12	$0.18	$0.39	$0.57	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2019	10.08	0.31	0.07	0.38	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.12	0.28	(0.06)	0.22	(0.23)	0.00	(0.03)	(0.26)

03/31/2017	10.18	0.36	(0.11)	0.25	(0.08)	0.00	(0.23)	(0.31)

03/31/2016	10.86	0.34	(0.32)	0.02	(0.29)	(0.36)	(0.05)	(0.70)

03/31/2015	10.78	0.23	0.36	0.59	(0.43)	(0.08)	0.00	(0.51)

I-2

04/01/2019 - 09/30/2019+	10.12	0.17	0.39	0.56	(0.17)	0.00	0.00	(0.17)

03/31/2019	10.08	0.30	0.07	0.37	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.12	0.27	(0.06)	0.21	(0.22)	0.00	(0.03)	(0.25)

03/31/2017	10.18	0.35	(0.11)	0.24	(0.08)	0.00	(0.22)	(0.30)

03/31/2016	10.86	0.33	(0.32)	0.01	(0.28)	(0.36)	(0.05)	(0.69)

03/31/2015	10.78	0.22	0.36	0.58	(0.42)	(0.08)	0.00	(0.50)

I-3

04/01/2019 - 09/30/2019+	10.12	0.17	0.39	0.56	(0.17)	0.00	0.00	(0.17)

04/27/2018 - 03/31/2019	9.97	0.29	0.16	0.45	(0.30)	0.00	0.00	(0.30)

Administrative Class

04/01/2019 - 09/30/2019+	10.12	0.17	0.38	0.55	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.08	0.28	0.07	0.35	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.12	0.26	(0.07)	0.19	(0.20)	0.00	(0.03)	(0.23)

03/31/2017	10.18	0.34	(0.12)	0.22	(0.07)	0.00	(0.21)	(0.28)

03/31/2016	10.86	0.32	(0.33)	(0.01)	(0.26)	(0.36)	(0.05)	(0.67)

03/31/2015	10.78	0.20	0.36	0.56	(0.40)	(0.08)	0.00	(0.48)

Class A

04/01/2019 - 09/30/2019+	10.12	0.16	0.39	0.55	(0.16)	0.00	0.00	(0.16)

03/31/2019	10.08	0.27	0.07	0.34	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.12	0.25	(0.07)	0.18	(0.19)	0.00	(0.03)	(0.22)

03/31/2017	10.18	0.32	(0.11)	0.21	(0.07)	0.00	(0.20)	(0.27)

03/31/2016	10.86	0.30	(0.32)	(0.02)	(0.25)	(0.36)	(0.05)	(0.66)

03/31/2015	10.78	0.19	0.36	0.55	(0.39)	(0.08)	0.00	(0.47)

Class C

04/01/2019 - 09/30/2019+	10.12	0.12	0.39	0.51	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.08	0.19	0.07	0.26	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.12	0.17	(0.07)	0.10	(0.11)	0.00	(0.03)	(0.14)

03/31/2017	10.18	0.25	(0.12)	0.13	(0.05)	0.00	(0.14)	(0.19)

03/31/2016	10.86	0.22	(0.32)	(0.10)	(0.17)	(0.36)	(0.05)	(0.58)

03/31/2015	10.78	0.10	0.37	0.47	(0.31)	(0.08)	0.00	(0.39)

12	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.51	5.63%	$52,839,057	0.61	%*	0.61	%*	0.46	%*	0.46	%*	3.46	%*	289%

10.12	3.83	49,974,737	0.71		0.71		0.46		0.46		3.09		723

10.08	2.13	54,515,011	0.55		0.55		0.46		0.46		2.76		635

10.12	2.44	52,526,934	0.51		0.51		0.46		0.46		3.54		521

10.18	0.31	58,581,675	0.47		0.47		0.46		0.46		3.27		478

10.86	5.64	68,575,915	0.46		0.46		0.46		0.46		2.11		265

10.51	5.58	3,622,096	0.71	*	0.71	*	0.56	*	0.56	*	3.36	*	289

10.12	3.73	3,231,195	0.81		0.81		0.56		0.56		2.99		723

10.08	2.02	3,409,081	0.65		0.65		0.56		0.56		2.66		635

10.12	2.33	3,471,813	0.61		0.61		0.56		0.56		3.44		521

10.18	0.21	4,623,792	0.57		0.57		0.56		0.56		3.17		478

10.86	5.53	5,939,687	0.56		0.56		0.56		0.56		1.99		265

10.51	5.55	181,677	0.76	*	0.81	*	0.61	*	0.66	*	3.30	*	289

10.12	4.63	144,689	0.86	*	0.91	*	0.61	*	0.66	*	3.13	*	723

10.51	5.50	1,900,142	0.86	*	0.86	*	0.71	*	0.71	*	3.21	*	289

10.12	3.57	2,005,972	0.96		0.96		0.71		0.71		2.82		723

10.08	1.87	2,831,163	0.80		0.80		0.71		0.71		2.52		635

10.12	2.18	3,424,492	0.76		0.76		0.71		0.71		3.31		521

10.18	0.06	6,234,863	0.72		0.72		0.71		0.71		3.03		478

10.86	5.37	16,184,030	0.71		0.71		0.71		0.71		1.84		265

10.51	5.45	7,897,255	0.95	*	0.95	*	0.80	*	0.80	*	3.12	*	289

10.12	3.48	7,757,299	1.05		1.05		0.80		0.80		2.75		723

10.08	1.76	8,429,248	0.92	(c)	0.92	(c)	0.83	(c)	0.83	(c)	2.42		635

10.12	2.04	5,475,892	0.90		0.90		0.85		0.85		3.16		521

10.18	(0.08)	7,662,842	0.86		0.86		0.85		0.85		2.89		478

10.86	5.23	11,961,388	0.85		0.85		0.85		0.85		1.72		265

10.51	5.06	1,148,839	1.70	*	1.70	*	1.55	*	1.55	*	2.39	*	289

10.12	2.69	1,467,067	1.82		1.82		1.57		1.57		1.95		723

10.08	0.97	2,072,621	1.69		1.69		1.60		1.60		1.64		635

10.12	1.27	3,143,206	1.65		1.65		1.60		1.60		2.41		521

10.18	(0.82)	4,055,683	1.61		1.61		1.60		1.60		2.13		478

10.86	4.45	5,194,548	1.60		1.60		1.60		1.60		0.96		265

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights PIMCO Total Return Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

04/01/2019 - 09/30/2019+	$10.12	$0.15	$0.39	$0.54	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	10.08	0.24	0.07	0.31	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.12	0.22	(0.07)	0.15	(0.16)	0.00	(0.03)	(0.19)

03/31/2017	10.18	0.30	(0.12)	0.18	(0.06)	0.00	(0.18)	(0.24)

03/31/2016	10.86	0.28	(0.33)	(0.05)	(0.22)	(0.36)	(0.05)	(0.63)

03/31/2015	10.78	0.16	0.36	0.52	(0.36)	(0.08)	0.00	(0.44)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.30%.
(d)	Effective October 1, 2018, the Class’s advisory fee was decreased by 0.05% to an annual rate of 0.55%.

14	PIMCO TOTAL RETURN FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.51	5.32%	$742,913	1.20	%*	1.20	%*	1.05	%*	1.05	%*	2.87	%*	289%

10.12	3.20	772,138	1.32	(d)	1.32	(d)	1.07	(d)	1.07	(d)	2.47		723

10.08	1.48	914,781	1.19		1.19		1.10		1.10		2.13		635

10.12	1.78	1,159,181	1.15		1.15		1.10		1.10		2.91		521

10.18	(0.33)	1,426,367	1.11		1.11		1.10		1.10		2.63		478

10.86	4.96	1,996,566	1.10		1.10		1.10		1.10		1.45		265

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Consolidated Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$93,479,794
Investments in Affiliates	5,626,832
Financial Derivative Instruments
Exchange-traded or centrally cleared	46,895
Over the counter	281,890
Deposits with counterparty	339,664
Foreign currency, at value	122,617
Receivable for investments sold	525,582
Receivable for TBA investments sold	26,175,557
Receivable for Fund shares sold	84,662
Interest and/or dividends receivable	362,212
Dividends receivable from Affiliates	12,010
Reimbursement receivable from PIMCO	7
Other assets	2,333

Total Assets	127,060,055

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$11,088,537
Payable for sale-buyback transactions	207,071
Payable for short sales	9,139,713
Financial Derivative Instruments
Exchange-traded or centrally cleared	44,308
Over the counter	330,664
Payable for investments purchased	907,216
Payable for investments in Affiliates purchased	12,010
Payable for TBA investments purchased	36,494,156
Payable for unfunded loan commitments	13,213
Deposits from counterparty	153,772
Payable for Fund shares redeemed	296,870
Distributions payable	10,199
Overdraft due to custodian	1,985
Accrued investment advisory fees	13,074
Accrued supervisory and administrative fees	11,962
Accrued distribution fees	1,176
Accrued servicing fees	1,879
Other liabilities	271

Total Liabilities	58,728,076

Net Assets	$68,331,979

Net Assets Consist of:

Paid in capital	$66,828,938
Distributable earnings (accumulated loss)	1,503,041

Net Assets	$68,331,979

Cost of investments in securities	$92,064,332
Cost of investments in Affiliates	$5,655,563
Cost of foreign currency held	$123,113
Proceeds received on short sales	$9,130,353
Cost or premiums of financial derivative instruments, net	$(163,581)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TOTAL RETURN FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$52,839,057
I-2	3,622,096
I-3	181,677
Administrative Class	1,900,142
Class A	7,897,255
Class C	1,148,839
Class R	742,913

Shares Issued and Outstanding:

Institutional Class	5,029,297
I-2	344,756
I-3	17,293
Administrative Class	180,859
Class A	751,672
Class C	109,348
Class R	70,712

Net Asset Value Per Share Outstanding:

Institutional Class	$10.51
I-2	10.51
I-3	10.51
Administrative Class	10.51
Class A	10.51
Class C	10.51
Class R	10.51

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Statement of Operations PIMCO Total Return Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,257,908
Dividends	125
Dividends from Investments in Affiliates	94,465
Total Income	1,352,498

Expenses:

Investment advisory fees	83,139
Supervisory and administrative fees	76,152
Distribution and/or servicing fees - Administrative Class	2,420
Distribution fees - Class C	4,917
Distribution fees - Class R	946
Servicing fees - Class A	9,728
Servicing fees - Class C	1,639
Servicing fees - Class R	946
Trustee fees	112
Interest expense	48,965
Miscellaneous expense	191
Total Expenses	229,155
Waiver and/or Reimbursement by PIMCO	(41)
Net Expenses	229,114

Net Investment Income (Loss)	1,123,384

Net Realized Gain (Loss):

Investments in securities	452,549
Investments in Affiliates	503
Exchange-traded or centrally cleared financial derivative instruments	1,696,602
Over the counter financial derivative instruments	414,679
Foreign currency	(49,538)

Net Realized Gain (Loss)	2,514,795

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	553,440
Investments in Affiliates	1,721
Exchange-traded or centrally cleared financial derivative instruments	(465,367)
Over the counter financial derivative instruments	(146,502)
Foreign currency assets and liabilities	13,983

Net Change in Unrealized Appreciation (Depreciation)	(42,725)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,595,454

* Foreign tax withholdings	$67

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,123,384	$2,040,839
Net realized gain (loss)	2,514,795	204,076
Net change in unrealized appreciation (depreciation)	(42,725)	107,022

Net Increase (Decrease) in Net Assets Resulting from Operations	3,595,454	2,351,937

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(877,185)	(1,734,120)
I-2	(57,287)	(106,570)
I-3	(2,682)	(3,470	)(a)
Administrative Class	(30,843)	(74,050)
Class A	(120,317)	(243,820)
Class C	(15,466)	(38,406)
Class R	(10,762)	(22,494)

Total Distributions(b)	(1,114,542)	(2,222,930)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	497,970	(6,947,815)

Total Increase (Decrease) in Net Assets	2,978,882	(6,818,808)

Net Assets:

Beginning of period	65,353,097	72,171,905
End of period	$68,331,979	$65,353,097

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Summary Consolidated Schedule of Investments PIMCO Total Return Fund

(Amounts in thousands*, except number of shares, contracts, and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES 136.8%

INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%

Total Loan Participations and Assignments «~µ(d)(l)(m) (Cost $1,026,557)			$	1,005,597	1.5%
CORPORATE BONDS & NOTES 38.8%

BANKING & FINANCE 25.8%

Deutsche Bank AG
0.059% - 0.213% due 12/07/2020 - 09/10/2021 ~	EUR	7,600		8,185	0.0%
3.093% - 5.000% due 07/13/2020 - 02/27/2023 ~	$	812,800		816,025	1.2%

General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	42,000		45,490	0.1%
2.450% - 5.100% due 01/15/2020 - 01/17/2024 ~	$	665,403		670,569	1.0%

UniCredit SpA
7.830% due 12/04/2023		341,750		400,959	0.6%

Other Banking & Finance «~•þ(c)(h)(j)(k)(l)(m)(n)				15,651,565	22.9%

				17,592,793	25.8%

INDUSTRIALS 9.7%

Daimler Finance North America LLC
1.750% - 3.750% due 10/30/2019 - 06/14/2024 ~		675,300		681,297	1.0%

Other Industrials ^«~•(e)(h)(j)(l)(n)				5,943,610	8.7%

				6,624,907	9.7%

SPECIALTY FINANCE 0.5%

Total Specialty Finance (h)(l)(m)				361,052	0.5%
UTILITIES 2.8%
Total Utilities ^~•(d)(h)(l)				1,935,464	2.8%

Total Corporate Bonds & Notes (Cost $25,823,036)				26,514,216	38.8%

MUNICIPAL BONDS & NOTES 0.4%

Total Municipal Bonds & Notes (l) (Cost $267,869)				299,128	0.4%
U.S. GOVERNMENT AGENCIES 55.1%

Fannie Mae
2.468% due 06/25/2049		319,507		319,350	0.5%
0.000% - 10.142% due 11/25/2019 - 09/01/2057 ~•(a)(b)(h)		1,086,667		1,003,764	1.5%

Fannie Mae UMBS
4.000% due 06/01/2048		68,358		71,232	0.1%
4.000% due 06/01/2048 (n)		642,552		670,361	1.0%
4.000% due 09/01/2048		220,705		230,116	0.3%
4.000% due 09/01/2048 (n)		322,648		335,890	0.5%
4.000% due 10/01/2048 (n)		1,362,358		1,418,442	2.1%
4.000% due 10/01/2048		31,582		32,876	0.0%
4.000% due 11/01/2048		41,105		42,761	0.1%
4.000% due 11/01/2048 (n)		1,112,284		1,164,632	1.7%
4.000% due 12/01/2048 (n)		655,402		681,558	1.0%
3.000% - 9.500% due 09/01/2020 - 09/01/2049 (n)		2,236,165		2,359,149	3.4%

20	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Fannie Mae UMBS, TBA
3.000% due 10/01/2034 $	673,900	$	688,984	1.0%
3.000% due 11/01/2049	3,386,830		3,436,574	5.0%
3.000% due 12/01/2049	606,400		614,718	0.9%
3.500% due 10/01/2034	1,295,800		1,340,343	2.0%
3.500% due 11/01/2049	1,902,650		1,952,557	2.9%
4.000% due 10/01/2049	3,195,450		3,316,528	4.9%
5.500% due 10/01/2049	313,600		339,558	0.5%
3.000% - 6.000% due 11/01/2034 - 10/01/2049	148,900		158,177	0.2%

Freddie Mac
0.200% - 26.475% due 10/01/2019 - 09/01/2049 ~•(a)	2,390,395		1,341,353	2.0%

Freddie Mac UMBS
3.500% due 07/01/2049	559,206		575,760	0.8%
3.500% - 4.000% due 08/01/2048 - 08/01/2049	428,452		446,122	0.7%

Ginnie Mae
4.000% due 06/20/2047	329,145		344,811	0.5%
4.000% due 06/20/2049 (n)	371,281		387,135	0.6%
4.000% due 09/20/2049	351,810		368,628	0.5%
4.500% due 06/20/2048 (n)	360,216		377,971	0.5%
4.500% due 12/20/2048 (n)	952,409		998,759	1.5%
5.000% due 01/20/2049 (n)	1,371,684		1,448,403	2.1%
0.545% - 9.500% due 08/20/2020 - 11/20/2067 ~•(a)(n)	3,542,640		3,601,393	5.3%

Ginnie Mae, TBA
3.000% due 11/01/2049	554,400		568,498	0.8%
3.500% due 11/01/2049	2,240,342		2,320,329	3.4%
4.000% due 10/01/2049	2,366,312		2,461,103	3.6%
4.000% due 11/01/2049	832,820		867,016	1.3%
4.500% due 10/01/2049	334,550		349,709	0.5%
4.500% due 11/01/2049	787,150		822,080	1.2%
3.000% - 5.000% due 10/01/2049 - 12/01/2049	155,568		163,670	0.2%

Other U.S. Government Agencies ~•(a)(l)			8,080	0.0%

Total U.S. Government Agencies (Cost $37,300,843)			37,628,390	55.1%

U.S. TREASURY OBLIGATIONS 14.4%

U.S. Treasury Bonds
3.000% due 11/15/2044 (n)	1,050,900		1,235,526	1.8%
2.500% - 3.125% due 11/15/2041 - 02/15/2045 (n)(r)	713,160		833,251	1.2%
3.375% due 05/15/2044 (n)(r)	523,000		652,075	1.0%
3.750% due 08/15/2041	271,600		354,295	0.5%

U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2021 (p)	372,052		368,218	0.5%
0.625% due 01/15/2026 (p)	625,131		641,845	0.9%
0.750% due 07/15/2028 (n)(p)	822,889		865,602	1.3%
0.875% due 01/15/2029 (n)	1,526,549		1,623,610	2.4%
1.000% due 02/15/2048 (n)	468,467		526,958	0.8%
0.125% - 2.500% due 04/15/2022 - 02/15/2049 (n)(p)(r)	1,849,625		1,961,887	2.9%

U.S. Treasury Notes
2.875% due 05/15/2049 (n)	325,100		379,554	0.6%
1.750% due 06/30/2024 (n)(p)(r)	402,300		405,812	0.5%

Total U.S. Treasury Obligations (Cost $9,595,738)			9,848,633	14.4%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%

Credit Suisse Mortgage Capital Trust
3.255% due 07/25/2057 ~	$	515,820	$	471,745	0.7%
0.000% - 3.547% due 05/27/2037 - 04/25/2058 ~•(h)		175,863		173,509	0.3%
3.651% due 06/25/2048		772,744		760,639	1.1%
3.858% due 04/25/2058 ~		466,973		476,474	0.7%
4.543% due 06/01/2050 ~		1,257,164		1,296,097	1.9%

Roundstone Securities DAC
0.187% due 09/28/2055 •	EUR	800,873		859,247	1.3%
0.000% - 1.837% due 09/28/2055 ~•		268,898		232,815	0.3%

Other Non-Agency Mortgage-Backed Securities ^«~•þ(a)(h)(l)	$			3,663,404	5.3%

Total Non-Agency Mortgage-Backed Securities (Cost $7,959,053)				7,933,930	11.6%

ASSET-BACKED SECURITIES 9.1%

Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		588,073		545,116	0.8%
1.000% due 02/25/2056		136		136	0.0%

Legacy Mortgage Asset Trust
3.157% due 12/25/2056 ~		605,652		559,262	0.8%
0.000% - 4.134% due 07/25/2057 - 02/25/2058 ~(h)		354,061		357,927	0.5%
4.409% due 12/26/2057 ~		590,579		606,515	0.9%

SoFi Alternative Trust
4.565% due 05/16/2050 ~		288,968		303,757	0.5%

Other Asset-Backed Securities ^«~•þ(l)				3,847,953	5.6%

Total Asset-Backed Securities (Cost $6,001,819)				6,220,666	9.1%

SOVEREIGN ISSUES 5.7%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (h)	BRL	7,571,803		1,799,768	2.6%
0.000% due 04/01/2020 (h)		779,996		183,328	0.3%

Spain Government International Bond
1.450% due 04/30/2029 (n)	EUR	397,900		489,000	0.7%
0.600% - 2.700% due 07/30/2028 - 10/31/2048 (n)		533,648		655,861	1.0%

Other Sovereign Issues ~(a)(l)(n)				747,575	1.1%

Total Sovereign Issues (Cost $3,918,390)				3,875,532	5.7%

COMMON STOCKS 0.0%

Total Common Stocks (f)(l) (Cost $15,195)				17	0.0%
CONVERTIBLE PREFERRED SECURITIES 0.0%

Total Convertible Preferred Securities «(f)(l) (Cost $0)				0	0.0%
PREFERRED SECURITIES 0.0%

Total Preferred Securities «~(j)(l) (Cost $4,180)				4,210	0.0%
SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.2%

Total Certificates of Deposit ~(l)				141,886	0.2%

22	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
ARGENTINA TREASURY BILLS 0.0%

Total Argentina Treasury Bills (g)(h)(l)			2,923	0.0%
U.S. TREASURY BILLS 0.0%
1.945% due 11/07/2019 - 12/05/2019 (g)(h)(r) $	4,678		4,666	0.0%

Total Short-Term Instruments (Cost $151,652)			149,475	0.2%

Total Investments in Securities (Cost $92,064,332)			93,479,794	136.8%

	SHARES
INVESTMENTS IN AFFILIATES 8.2%

SHORT-TERM INSTRUMENTS 8.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%

PIMCO Short Asset Portfolio	516,658,853		5,142,306	7.5%

PIMCO Short-Term Floating NAV Portfolio III	48,976,688		484,526	0.7%

Total Short-Term Instruments (Cost $5,655,563)			5,626,832	8.2%

Total Investments in Affiliates (Cost $5,655,563)			5,626,832	8.2%

Total Investments (Cost $97,719,895)			99,106,626	145.0%

Financial Derivative Instruments (o)(q) (Cost or Premiums, net $(163,581))			(46,187)	(0.0)%

Other Assets and Liabilities, net			(30,728,460)	(45.0)%

Net Assets 100.0%		$	68,331,979	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains interest only securities.
(b)	The group contains principal only securities.
(c)	The group contains when-issued securities.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(d)	The group contains payment in-kind bond securities.
(e)	The group contains securities which are not accruing income as of the date of this report.
(f)	The group contains securities which did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	The group contains zero coupon securities.
(i)	The group contains securities in which the Principal amount is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	The group contains contingent convertible securities.
(l)

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

(m)	The group contains restricted securities:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	02/12/2020	09/04/2019	$162,587	$162,259	0.24%
CIMIC Group Ltd.	0.000	01/07/2020	07/29/2019	66,296	66,230	0.10
CIMIC Group Ltd.	0.000	02/06/2020	09/04/2019	30,261	30,204	0.04
CIMIC Group Ltd.	0.000	01/23/2020	09/04/2019	16,812	16,788	0.02
CIMIC Group Ltd.	0.000	10/03/2019	10/16/2018	11,997	12,005	0.02
CIMIC Group Ltd.	0.000	11/28/2019	12/11/2018	3,175	3,181	0.01
GHH Holdings Ltd.	2.613	12/04/2024	10/10/2018	65,663	61,554	0.09
Greensill Capital UK Ltd.	0.000	12/05/2019	12/19/2018	19,827	19,865	0.03
Hotel (PL Property) Ltd.	2.667	02/07/2023	07/09/2018	47,700	44,319	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,226	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	14,161	14,194	0.02
PKY- San Felipe Plaza LP	TBD - 4.075	12/09/2021	12/05/2018	122,000	122,348	0.18
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,128	0.02
Piper Jaffray Cos.	4.740	10/15/2021	09/19/2019	8,900	8,925	0.01
Piper Jaffray Cos.	5.200	10/15/2023	09/19/2019	14,000	14,054	0.02
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	215,568	200,328	0.29

				$828,108	$806,608	1.18%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date			Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BCY	0.850%	09/23/2019	TBD	(2)	$	(13,335)	$(13,337)
BOM	2.170	08/21/2019	11/15/2019			(305,750)	(306,506)
	2.230	09/12/2019	10/11/2019			(350,625)	(351,038)
	2.260	08/21/2019	10/15/2019			(510,000)	(511,313)
	2.310	08/02/2019	10/10/2019			(195,125)	(195,876)
	2.310	09/26/2019	10/10/2019			(56,735)	(56,753)
BOS	2.000	08/14/2019	10/15/2019			(144,532)	(144,918)
	2.200	09/27/2019	10/16/2019			(1,300)	(1,301)
	2.400	09/27/2019	10/03/2019			(867)	(867)
BPS	(0.460)	09/23/2019	10/23/2019		EUR	(708,140)	(771,759)
	(0.450)	09/24/2019	10/08/2019			(275,803)	(300,586)
BRC	1.250	09/23/2019	TBD	(2)	$	(41,225)	(41,236)
	1.800	09/23/2019	TBD	(2)		(17,438)	(17,445)
	1.950	09/23/2019	TBD	(2)		(15,928)	(15,935)

24	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date			Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BSN	2.250%	09/11/2019	10/11/2019		$	(3,045)	$(3,049)
	2.290	09/11/2019	10/02/2019			(979)	(980)
	2.310	09/11/2019	10/03/2019			(8,809)	(8,820)
CIB	2.330	09/17/2019	10/08/2019			(211,879)	(212,071)
CSN	2.250	09/12/2019	10/10/2019			(480,786)	(481,357)
DEU	2.250	09/11/2019	10/01/2019			(1,196)	(1,198)
FAR	2.250	09/25/2019	10/04/2019			(901,299)	(901,637)
	2.280	09/20/2019	12/20/2019			(305,037)	(305,249)
	2.300	09/19/2019	10/21/2019			(1,685,438)	(1,686,730)
GRE	2.250	09/11/2019	10/02/2019			(17,584)	(17,606)
	2.270	09/11/2019	10/15/2019			(1,740)	(1,742)
	2.270	09/11/2019	10/18/2019			(1,305)	(1,307)
	2.290	09/11/2019	10/07/2019			(870)	(871)
	2.290	09/11/2019	10/08/2019			(435)	(436)
	2.400	09/20/2019	10/18/2019			(269,375)	(269,573)
IND	2.250	08/21/2019	10/07/2019			(82,131)	(82,341)
JML	1.500	05/17/2019	TBD	(2)		(5,511)	(5,552)
	1.500	05/21/2019	TBD	(2)		(5,503)	(5,544)
JPS	1.500	09/26/2019	10/04/2019			(2,188)	(2,188)
	2.040	08/20/2019	10/15/2019			(28,470)	(28,538)
NOM	1.900	09/23/2019	TBD	(2)		(1,030)	(1,030)
	1.950	09/23/2019	TBD	(2)		(1,549)	(1,550)
NXN	2.230	08/21/2019	10/17/2019			(17,981)	(18,027)
	2.290	08/01/2019	10/15/2019			(240,529)	(241,462)
	2.290	08/21/2019	10/15/2019			(119,875)	(120,188)
	2.290	09/11/2019	10/15/2019			(52,200)	(52,266)
	2.360	08/05/2019	10/02/2019			(91,246)	(91,587)
RCY	2.210	09/12/2019	11/12/2019			(2,331,610)	(2,334,330)
SCX	2.270	09/04/2019	10/04/2019			(248,000)	(248,422)
	2.270	09/10/2019	10/04/2019			(477)	(478)
	2.270	09/13/2019	10/04/2019			(1,783)	(1,785)
	2.280	08/29/2019	10/11/2019			(31,567)	(31,633)
	2.280	09/10/2019	10/11/2019			(10,852)	(10,866)
	2.280	09/11/2019	10/11/2019			(1,414)	(1,416)
	2.280	09/13/2019	10/11/2019			(1,664)	(1,666)
	2.280	09/23/2019	10/11/2019			(5,731)	(5,733)
	2.280	09/23/2019	10/18/2019			(54,387)	(54,414)
	2.290	09/13/2019	10/08/2019			(1,664)	(1,666)
	2.370	10/01/2019	10/15/2019			(218,392)	(218,392)
SGY	2.270	09/19/2019	11/19/2019			(905,282)	(905,967)

Total Reverse Repurchase Agreements							$(11,088,537)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	2.270%	09/06/2019	10/07/2019	$(203,522)	$(203,843)
	2.290	09/10/2019	10/02/2019	(3,224)	(3,228)

Total Sale-Buyback Transactions					$(207,071)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (13.4)%
Fannie Mae UMBS, TBA	4.000%	10/01/2034	$8,000	$(8,326)	$(8,324)
Fannie Mae UMBS, TBA	4.000	11/01/2034	11,000	(11,438)	(11,445)
Fannie Mae UMBS, TBA	4.000	10/01/2049	3,642,255	(3,778,703)	(3,780,262)
Fannie Mae UMBS, TBA	4.000	11/01/2049	4,056,375	(4,206,320)	(4,212,133)
Fannie Mae UMBS, TBA	4.500	11/01/2049	1,069,955	(1,125,566)	(1,127,549)

Total Short Sales (13.4)%				$(9,130,353)	$(9,139,713)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(13,337)	$0	$(13,337)	$15,037	$1,700
BOM	0	(1,421,486)	0	(1,421,486)	1,413,547	(7,939)
BOS	0	(147,086)	0	(147,086)	146,231	(855)
BPS	0	(1,072,345)	0	(1,072,345)	1,069,459	(2,886)
BRC	0	(74,616)	0	(74,616)	78,459	3,843
BSN	0	(12,849)	0	(12,849)	12,752	(97)
CIB	0	(212,071)	0	(212,071)	212,261	190
CSN	0	(481,357)	0	(481,357)	494,522	13,165
DEU	0	(1,198)	0	(1,198)	1,189	(9)
FAR	0	(2,893,616)	0	(2,893,616)	3,007,563	113,947
GRE	0	(291,535)	0	(291,535)	290,895	(640)
IND	0	(82,341)	0	(82,341)	81,933	(408)
JML	0	(11,096)	0	(11,096)	10,933	(163)
JPS	0	(30,726)	0	(30,726)	36,524	5,798
NOM	0	(2,580)	0	(2,580)	2,634	54
NXN	0	(523,530)	0	(523,530)	523,938	408
RCY	0	(2,334,330)	0	(2,334,330)	2,399,423	65,093
SCX	0	(576,471)	0	(576,471)	573,860	(2,611)
SGY	0	(905,967)	0	(905,967)	940,707	34,740

Master Securities Forward Transaction Agreement
UBS	0	0	(207,071)	(207,071)	206,057	(1,014)

Total Borrowings and Other Financing Transactions	$0	$(11,088,537)	$(207,071)

26	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,188)	$0	$(101,629)	$(103,817)
U.S. Government Agencies	0	(3,161,311)	(3,545,546)	0	(6,706,857)
U.S. Treasury Obligations	(1,198)	(2,679,422)	(306,506)	0	(2,987,126)
Sovereign Issues	0	(1,072,345)	0	0	(1,072,345)

Total	$(1,198)	$(6,915,266)	$(3,852,052)	$(101,629)	$(10,870,145)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(207,071)	0	0	(207,071)

Total	$0	$(207,071)	$0	$0	$(207,071)

Total Borrowings	$(1,198)	$(7,122,337)	$(3,852,052)	$(101,629)	$(11,077,216)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(11,077,216)

(n)	Securities with an aggregate market value of $11,556,538 and cash of $1,709 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(3,752,640) at a weighted average interest rate of 2.342%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(77) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(218,392) is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.125	11/22/2019	117	$234	$1	$0
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	104.375	11/22/2019	677	1,354	6	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.000	11/22/2019	26,968	26,968	232	27
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	27,346	27,346	235	27
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.500	11/22/2019	28,112	28,112	242	28
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	33,888	33,888	291	34
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.500	11/22/2019	969	969	8	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	12,856	12,856	111	13
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	15,443	15,443	133	15
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	21,885	21,885	188	22
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	19,779	19,779	170	20
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	114.500	11/22/2019	8,218	8,218	71	8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	$115.000	11/22/2019	30,383	$30,383	$261	$30
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.500	11/22/2019	30,994	30,994	267	31
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.500	11/22/2019	1,259	1,259	11	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	519	519	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	332	332	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.500	11/22/2019	309	309	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	11,882	11,882	102	12
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	215.000	11/22/2019	2,161	2,161	19	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	1,768	1,768	15	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	222.000	11/22/2019	1,894	1,894	16	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	225.000	11/22/2019	2,099	2,099	18	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	7,995	7,995	69	8
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	130.000	11/22/2019	1,679	1,679	14	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	12,150	12,150	104	12

Total Purchased Options					$2,594	$301

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	4,118	$4,118	$(895)	$(896)
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	131.000	10/25/2019	6,845	6,845	(2,834)	(2,834)

Total Written Options					$(3,729)	$(3,730)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 185.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	16	$0	$0	$0	$0
Call Options Strike @ EUR 192.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	2,665	29	(2)	0	0
Call Options Strike @ EUR 192.000 on Euro-OAT December 2019 Futures(1)	11/2019	1,946	21	(1)	0	0

28	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	6,602	$72	$(4)	$0	$0
Euro-BTP Italy Government Bond December Futures	12/2019	37,211	5,571,638	48,054	5,963	(1,510)
Euro-Bund 10-Year Bond December Futures	12/2019	12,080	2,294,280	8,851	527	(1,448)
Euro-Buxl 30-Year Bond December Futures	12/2019	629	149,113	(3,804)	0	(1,275)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	6,980	76	(4)	0	0
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	4,440	48	(3)	0	0
U.S. Treasury 2-Year Note December Futures	12/2019	796	171,538	(445)	0	(25)
U.S. Treasury 5-Year Note December Futures	12/2019	184,719	22,008,980	(125,187)	0	(8,658)
U.S. Treasury 10-Year Note December Futures	12/2019	51,108	6,660,011	(47,363)	0	(3,993)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	15,690	3,011,009	(52,905)	980	0

				$(172,813)	$7,470	$(16,909)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	31,078	$(8,515,369)	$8,288	$423	$(847)
3-Month Euribor September Futures	09/2020	22,736	(6,229,042)	7,112	0	(310)
Australia Government 3-Year Note December Futures	12/2019	1,858	(145,083)	(611)	142	0
Australia Government 10-Year Bond December Futures	12/2019	16,928	(1,683,548)	(19,591)	9,567	(685)
Euro-Bobl December Futures	12/2019	12,092	(1,787,824)	5,576	0	(1,318)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	23,302	(4,325,537)	39,703	3,302	(508)
Euro-Schatz December Futures	12/2019	18,116	(2,218,017)	3,125	0	(691)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	4,432	(338)	1,125	97	0
Put Options Strike @ EUR 171.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	4,593	(551)	1,199	100	0
Put Options Strike @ EUR 173.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	7,741	(4,134)	(581)	253	0
Put Options Strike @ EUR 174.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	3,266	(2,421)	(500)	107	(36)
U.S. Treasury 30-Year Bond December Futures	12/2019	5,337	(866,262)	2,151	167	0
United Kingdom Long Gilt December Futures	12/2019	2,167	(357,674)	(2,519)	0	(1,039)

				$44,477	$14,158	$(5,434)

Total Futures Contracts				$(128,336)	$21,628	$(22,343)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.434%	$	1,700	$(19)	$(7)	$(26)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Bank of America Corp.	1.000%	Quarterly	12/20/2020	0.234%	$	40,000	$801	$(414)	$387	$4	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2021	0.204		20,000	177	141	318	0	(3)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.405		15,100	(33)	405	372	5	0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.255		58,200	1,175	(628)	547	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.158	EUR	35,800	593	(172)	421	0	(1)
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		11,600	30	(11)	19	2	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.409	$	8,700	(228)	368	140	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.438		8,700	1,296	(179)	1,117	0	(11)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.283		3,100	573	(210)	363	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741		3,300	441	(9)	432	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		41,100	(1,891)	1,926	35	5	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		59,500	(385)	(21)	(406)	0	(45)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		16,000	(269)	41	(228)	2	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.622		2,100	357	(109)	248	0	(1)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.260		169,900	3,226	(1,640)	1,586	9	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.308		29,800	602	(240)	362	0	(5)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.334		22,100	463	(133)	330	0	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.220		23,500	(2,239)	2,526	287	2	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.237		72,300	(673)	1,909	1,236	2	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.260		68,200	1,084	(447)	637	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921	EUR	16,200	44	27	71	0	(4)
Tesco PLC	1.000	Quarterly	06/20/2022	0.517		143,000	(7,211)	9,334	2,123	0	(25)

							$(2,067)	$12,464	$10,397	$32	$(100)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$	1,600	$28	$(7)	$21	$0	$0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021		2,900	53	(6)	47	1	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022		8,200	148	(3)	145	2	0

30	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$	65,000	$548	$883	$1,431	$34	$0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		1,112,700	20,135	3,650	23,785	682	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		200,800	4,068	(61)	4,007	161	0

						$24,980	$4,456	$29,436	$880	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023	$	1,819,100	$(41,118)	$130,165	$89,047	$3	$0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	300,000	(696)	(31,220)	(31,916)	770	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	843,200	(1,065)	(7,863)	(8,928)	0	(3,857)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		161,600	(1,894)	(5,138)	(7,032)	0	(717)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		398,900	1,254	(6,622)	(5,368)	0	(1,636)
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		388,800	(8,199)	(65,531)	(73,730)	892	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		262,300	6,389	(10,978)	(4,589)	740	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	403,680,000	(22,755)	(84,143)	(106,898)	5,699	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		171,820,000	(9,883)	(35,617)	(45,500)	1,860	0
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(109)	(109)	0	(224)
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(198)	(198)	0	(432)
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(65)	(65)	0	(224)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	818	818	0	(473)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	445	445	0	(235)
Pay	6-Month JPY-LIBOR	0.088	Semi-Annual	09/17/2026		34,420,000	0	879	879	0	(422)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	1,306	1,306	0	(422)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	2,329	2,304	0	(675)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	854	854	0	(255)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	868	868	0	(255)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	269	269	0	(128)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	451	486	0	(313)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(18,001)	(21,787)	1,171	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(14,581)	(11,822)	683	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	67,127	74,484	0	(3,170)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(10,682)	(10,705)	438	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(9,849)	(11,774)	550	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(33)	(25)	0	(19)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		89,833,000	3,336	(95,743)	(92,407)	3,842	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(2,197)	(2,197)	82	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(21,952)	(20,620)	889	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(6,459)	(6,449)	243	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		100,450,000	6,413	(113,527)	(107,114)	4,174	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		38,310,000	4,139	(7,762)	(3,623)	0	(1,540)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(1,705)	(1,337)	0	(574)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(953)	(953)	0	(291)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(3,451)	12,531	0	(412)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	24,616,300	(14,341)	24,370	10,029	0	(585)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		34,000,700	(1,374)	32,589	31,215	0	(1,004)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	6,076	5,900	0	(186)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(5,534)	(4,943)	158	0
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	2,766	2,766	0	(86)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(33,117)	(31,896)	1,028	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(13,268)	(12,748)	370	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(7,362)	(7,362)	214	0
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(8,422)	(8,422)	248	0

							$(55,546)	$(350,770)	$(406,316)	$24,054	$(18,135)

Total Swap Agreements							$(32,652)	$(333,857)	$(366,509)	$24,966	$(18,235)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$301	$21,628	$24,966	$46,895	$(3,730)	$(22,343)	$(18,235)	$(44,308)

(p)

Securities with an aggregate market value of $844,619 and cash of $337,955 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(q)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019		AUD	25,528	$		17,256	$26	$0
	10/2019		CAD	10,597			7,979	0	(20)
	10/2019		GBP	43,109			52,740	0	(264)
	10/2019	$		17,248		AUD	25,528	0	(18)
	10/2019			2,287		CAD	3,009	0	(16)
	10/2019			5,438		DKK	35,405	0	(269)

32	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019	$		4,556		GBP	3,693	$0	$(16)
	11/2019		AUD	25,528	$		17,268	18	0
BPS	10/2019			26,613			18,082	120	0
	10/2019		BRL	801,261			210,797	17,952	0
	10/2019		EUR	801,972			890,981	16,872	0
	10/2019		JPY	64,134,400			604,549	11,398	0
	10/2019		MXN	376,110			19,174	138	0
	10/2019	$		192,407		BRL	801,261	438	0
	10/2019			759,649		EUR	686,861	0	(11,004)
	10/2019			1,288		GBP	1,033	0	(18)
	10/2019			12,188		RUB	797,004	88	0
	10/2019			16,342		SEK	159,355	0	(154)
	11/2019		SEK	159,355	$		16,378	155	0
	12/2019		THB	372,860			12,170	0	(39)
	12/2019	$		821		IDR	11,836,335	6	0
	01/2020		BRL	795,718	$		200,555	10,096	0
	01/2020	$		404,326		BRL	1,540,960	0	(35,490)
	04/2020		BRL	38,281	$		9,294	181	0
BRC	10/2019	$		8,357		AUD	12,402	13	0
	10/2019			1,898		GBP	1,523	0	(25)
	10/2019			41,952		JPY	4,491,300	0	(414)
	06/2020			1,334		ARS	79,040	0	(509)
BSS	01/2020		BRL	8,681,700	$		2,142,106	64,415	(315)
CBK	10/2019			1,673,693			401,905	0	(914)
	10/2019		EUR	64,780			71,604	997	0
	10/2019		GBP	63,662			79,342	1,066	0
	10/2019		JPY	22,691,900			214,115	4,248	0
	10/2019	$		12,832		AUD	18,726	0	(193)
	10/2019			408,816		BRL	1,673,693	0	(5,997)
	10/2019			14,262		CAD	18,835	9	(54)
	10/2019			78,651		EUR	71,465	0	(757)
	10/2019			534,594		GBP	436,972	3,514	(829)
	10/2019			188		MXN	3,689	0	(2)
	10/2019			980		ZAR	13,988	0	(57)
	11/2019		EUR	2,860,240	$		3,125,865	594	0
	11/2019	$		162,350		MXN	3,204,747	46	(927)
	01/2020		BRL	3,161,500	$		766,677	10,640	(683)
	04/2020			226,300			54,913	1,037	0
DUB	03/2020		CNH	5,885,523			816,923	0	(4,136)
GLM	10/2019		EUR	60,810			67,294	1,014	0
	10/2019		GBP	91,826			113,500	595	0
	10/2019		MXN	8,647			438	4	(3)
	10/2019		RUB	1,368,000			20,541	0	(518)
	10/2019	$		57,746		AUD	84,893	91	(539)
	10/2019			3,545		CAD	4,701	4	0
	10/2019			6,295		EUR	5,694	0	(89)
	10/2019			2,812		GBP	2,255	0	(40)
	10/2019			4,798		JPY	508,100	0	(99)
	10/2019			511		MXN	9,983	0	(6)
	12/2019		ARS	1,078,665	$		19,562	4,783	0
	12/2019	$		1,490		MYR	6,243	0	(3)
	01/2020			5,221		DKK	35,405	0	(12)
HUS	10/2019		AUD	52,157	$		35,220	16	0
	10/2019		CAD	213,108			160,283	0	(574)
	10/2019		GBP	886,595			1,082,474	0	(7,639)
	10/2019		JPY	300,027,359			2,788,358	13,539	0
	10/2019		MXN	17,785			912	12	0
	10/2019		RUB	1,682,756			25,674	0	(245)
	10/2019	$		53		ARS	3,382	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2019	$		10,645		AUD	15,470	$0	$(203)
	10/2019			142,885		CAD	189,376	71	(12)
	10/2019			105,330		MXN	2,049,795	0	(1,583)
	11/2019		CAD	186,606	$		140,853	0	(74)
	11/2019		NOK	7,900			887	18	0
	11/2019		TWD	7,280			233	0	(3)
	11/2019	$		2,854,081		JPY	306,227,859	0	(15,597)
	12/2019		KRW	367,809	$		304	0	(3)
	12/2019	$		13,263		ARS	797,759	0	(2,332)
	12/2019			6,116		INR	448,346	171	0
	03/2020		CNH	1,897,839	$		263,114	0	(1,644)
JPM	10/2019		BRL	872,432			229,808	19,834	0
	10/2019		GBP	310,023			381,863	674	0
	10/2019		MXN	426,837			21,755	151	0
	10/2019	$		7,288		AUD	10,652	0	(98)
	10/2019			209,498		BRL	872,432	476	0
	10/2019			313,309		EUR	284,745	0	(2,952)
	10/2019			45,184		GBP	36,813	188	(108)
	10/2019			403,440		JPY	43,107,600	0	(4,757)
	10/2019			69,084		MXN	1,346,251	0	(946)
	10/2019			12,324		RUB	807,185	103	0
	10/2019			2,985		TRY	17,197	38	0
	11/2019		TWD	5,279	$		169	0	(2)
	12/2019		ILS	25,578			7,298	0	(89)
	12/2019	$		4,745		ARS	280,906	0	(896)
	01/2020		BRL	1,308,698	$		324,613	11,370	0
	01/2020	$		1,339,875		BRL	5,100,753	0	(118,985)
	01/2020			296,943		MXN	5,967,517	257	0
	04/2020		BRL	515,415	$		122,426	0	(280)
	06/2020		ARS	79,039			1,337	512	0
MYI	10/2019		AUD	74,421			50,277	46	0
	10/2019	$		4,677		AUD	6,882	0	(32)
	10/2019			1,120,986		GBP	911,993	355	0
	10/2019			460		MXN	8,972	0	(6)
	11/2019		AUD	25,000	$		16,961	63	0
	11/2019		GBP	911,993			1,122,399	0	(446)
	11/2019	$		50,330		AUD	74,421	0	(42)
	12/2019		TWD	7,519,748	$		244,545	842	0
	12/2019	$		176		SGD	244	1	0
	01/2020		BRL	265,900	$		69,783	6,138	0
NAB	10/2019	$		5,870		CAD	7,784	6	0
	10/2019			1,504		JPY	159,300	0	(31)
RYL	11/2019		MXN	144,045	$		7,098	0	(144)
	03/2020		CNH	4,935,471			684,314	0	(4,209)
SCX	10/2019		SEK	159,355			16,496	308	0
	10/2019	$		4,583		JPY	487,200	0	(77)
	11/2019		RUB	90,229	$		1,374	0	(9)
SOG	03/2020		CNH	2,839,557			393,863	0	(2,278)
SSB	10/2019	$		2,865		AUD	4,166	0	(53)
	10/2019			20,745		JPY	2,234,400	0	(80)
TOR	10/2019			20,541		RUB	1,371,728	575	0
UAG	10/2019		EUR	3,784,883	$		4,187,292	61,957	0
	10/2019	$		879,711		EUR	803,440	0	(4,001)
	10/2019			1,155		GBP	933	0	(8)
	10/2019			3,183,025		JPY	335,865,759	0	(76,753)
	10/2019			135		MXN	2,623	0	(2)
	12/2019			4,547		CNY	32,479	3	0

Total Forward Foreign Currency Contracts								$268,282	$(311,622)

34	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	84,000	$4,032	$4
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	20,000	920	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	60,200	2,890	4

							$7,842	$9

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$72.000	11/06/2019	18,300	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	71.000	10/03/2019	493,300	19	0
SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	70.000	10/03/2019	1,839,000	72	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/1/2049	72.000	10/03/2019	679,900	26	0

					$118	$0

Total Purchased Options					$7,960	$9

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.350	10/10/2019	175,967	$(1,846)	$(79)
CBK	Call - OTC USD versus MXN		20.320	10/15/2019	257,033	(2,637)	(301)
GLM	Call - OTC USD versus MXN		20.240	10/09/2019	172,800	(1,697)	(94)
JPM	Put - OTC USD versus MXN		19.850	10/03/2019	316,000	(1,703)	(2,116)
MYI	Call - OTC USD versus MXN		19.850	10/03/2019	462,000	(4,343)	(766)
	Call - OTC USD versus MXN		19.920	10/07/2019	185,600	(1,541)	(351)
	Put - OTC USD versus MXN		19.830	10/09/2019	329,100	(2,063)	(2,382)
	Put - OTC USD versus MXN		19.870	10/15/2019	308,000	(2,372)	(2,944)

						$(18,202)	$(9,033)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	1,669,200	$(14,141)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,009,500	(35,779)	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	471,900	$(6,087)	$0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(2)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(68,681)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	369,200	$(4,033)	$(1)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	88,200	(926)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	264,700	(2,888)	0

							$(7,847)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$102.188	11/06/2019	250,000	$(732)	$(333)
JPM	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2048	102.188	11/06/2019	109,300	(320)	(145)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.594	11/06/2019	389,700	(1,264)	(1,361)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.602	11/06/2019	389,700	(1,248)	(1,347)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.133	11/06/2019	360,200	(1,126)	(531)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.754	11/06/2019	500,000	(742)	(197)

					$(5,432)	$(3,914)

Total Written Options					$(100,162)	$(12,951)

36	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.915%	$54,700	$(556)	$781	$225	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.248	55,500	(1,454)	858	0	(596)
BPS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	47,700	(5,272)	5,375	103	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	1,800	(276)	283	7	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296	10,000	(2,119)	2,191	72	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	8,300	(1,478)	1,496	18	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.306	9,600	(261)	160	0	(101)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	10,000	23	317	340	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	85,000	261	2,630	2,891	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.329	10,000	102	220	322	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	11,400	(1,214)	1,239	25	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	100	(16)	16	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	158,300	(2,533)	4,120	1,587	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	127,400	(5,478)	1,038	0	(4,440)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	319,400	848	94	942	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	2,400	(221)	226	5	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	2,300	(420)	429	9	0
JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	8,800	(993)	1,012	19	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689	3,530	(92)	138	46	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	800	(40)	20	0	(20)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	10,000	16	324	340	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	94,500	(8,746)	8,950	204	0

							$(29,919)	$31,917	$7,155	$(5,157)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$12,904	$(2,895)	$1,961	$0	$(934)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	909	778	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	818	914	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	2,592	2,219	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	1,075	1,283	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	21,400	(798)	1,073	275	0
JPS	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,421	(662)	869	207	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,000	(183)	234	51	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,600	(315)	413	98	0
MEI	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	41,711	(2,122)	2,617	495	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	9,600	(498)	622	124	0

						$(7,673)	$13,183	$6,444	$(934)

Total Swap Agreements						$(37,592)	$45,100	$13,599	$(6,091)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$44	$4	$225	$273	$(603)	$(80)	$(596)	$(1,279)	$(1,006)	$1,180	$174
BPS	57,444	0	182	57,626	(46,705)	0	0	(46,705)	10,921	(10,076)	845
BRC	13	0	18	31	(948)	0	(934)	(1,882)	(1,851)	1,737	(114)
BSS	64,415	0	0	64,415	(315)	0	0	(315)	64,100	(61,700)	2,400
CBK	22,151	0	2,032	24,183	(10,413)	(304)	(101)	(10,818)	13,365	(14,549)	(1,184)
DUB	0	0	0	0	(4,136)	0	0	(4,136)	(4,136)	(3,204)	(7,340)
GLM	6,491	5	0	6,496	(1,309)	(94)	0	(1,403)	5,093	(5,079)	14
GSC	0	0	0	0	0	(333)	0	(333)	(333)	499	166
GST	0	0	8,602	8,602	0	0	(4,440)	(4,440)	4,162	(4,529)	(367)
HUS	13,827	0	956	14,783	(29,909)	0	0	(29,909)	(15,126)	14,891	(235)
JPM	33,603	0	65	33,668	(129,113)	(5,697)	(20)	(134,830)	(101,162)	102,382	1,220
JPS	0	0	356	356	0	0	0	0	356	(270)	86
MEI	0	0	619	619	0	0	0	0	619	(550)	69
MYC	0	0	544	544	0	0	0	0	544	(727)	(183)
MYI	7,445	0	0	7,445	(526)	(6,443)	0	(6,969)	476	2,492	2,968
NAB	6	0	0	6	(31)	0	0	(31)	(25)	0	(25)
RYL	0	0	0	0	(4,353)	0	0	(4,353)	(4,353)	2,344	(2,009)
SCX	308	0	0	308	(86)	0	0	(86)	222	0	222
SOG	0	0	0	0	(2,278)	0	0	(2,278)	(2,278)	2,124	(154)
SSB	0	0	0	0	(133)	0	0	(133)	(133)	0	(133)
TOR	575	0	0	575	0	0	0	0	575	(820)	(245)
UAG	61,960	0	0	61,960	(80,764)	0	0	(80,764)	(18,804)	24,724	5,920

Total Over the Counter	$268,282	$9	$13,599	$281,890	$(311,622)	$(12,951)	$(6,091)	$(330,664)

(r)

Securities with an aggregate market value of $163,716 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

38	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$301	$301
Futures	0	0	0	0	21,628	21,628
Swap Agreements	0	912	0	0	24,054	24,966

	$0	$912	$0	$0	$45,983	$46,895

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$268,282	$0	$268,282
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	13,599	0	0	0	13,599

	$0	$13,599	$0	$268,282	$9	$281,890

	$0	$14,511	$0	$268,282	$45,992	$328,785

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,730	$3,730
Futures	0	0	0	0	22,343	22,343
Swap Agreements	0	100	0	0	18,135	18,235

	$0	$100	$0	$0	$44,208	$44,308

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311,622	$0	$311,622
Written Options	0	0	0	9,033	3,918	12,951
Swap Agreements	0	6,091	0	0	0	6,091

	$0	$6,091	$0	$320,655	$3,918	$330,664

	$0	$6,191	$0	$320,655	$48,126	$374,972

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4,266)	$(4,266)
Written Options	0	0	0	0	18,294	18,294
Futures	0	0	0	0	1,134,615	1,134,615
Swap Agreements	0	44,366	0	0	503,593	547,959

	$0	$44,366	$0	$0	$1,652,236	$1,696,602

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$368,894	$0	$368,894
Purchased Options	0	0	0	0	(725)	(725)
Written Options	0	376	0	39,370	253	39,999
Swap Agreements	0	6,511	0	0	0	6,511

	$0	$6,887	$0	$408,264	$(472)	$414,679

	$0	$51,253	$0	$408,264	$1,651,764	$2,111,281

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(506)	$(506)
Written Options	0	0	0	0	(4,698)	(4,698)
Futures	0	0	0	0	(27,883)	(27,883)
Swap Agreements	0	(26,035)	0	0	(406,245)	(432,280)

	$0	$(26,035)	$0	$0	$(439,332)	$(465,367)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(162,337)	$0	$(162,337)
Purchased Options	0	0	0	0	(1,774)	(1,774)
Written Options	0	(371)	0	9,199	2,711	11,539
Swap Agreements	0	6,070	0	0	0	6,070

	$0	$5,699	$0	$(153,138)	$937	$(146,502)

	$0	$(20,336)	$0	$(153,138)	$(438,395)	$(611,869)

40	PIMCO TOTAL RETURN FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$100,892	$904,705	$1,005,597
Corporate Bonds & Notes
Banking & Finance	22,963	17,521,092	48,738	17,592,793
Industrials	0	6,624,907	0	6,624,907
Specialty Finance	0	361,052	0	361,052
Utilities	0	1,935,464	0	1,935,464
Municipal Bonds & Notes
California	0	22,723	0	22,723
Connecticut	0	206	0	206
Georgia	0	72,133	0	72,133
Illinois	0	27,647	0	27,647
Iowa	0	21,228	0	21,228
Massachusetts	0	10,859	0	10,859
Michigan	0	253	0	253
Ohio	0	4,256	0	4,256
Pennsylvania	0	9,783	0	9,783
Rhode Island	0	213	0	213
West Virginia	0	129,827	0	129,827
U.S. Government Agencies	0	37,628,390	0	37,628,390
U.S. Treasury Obligations	0	9,848,633	0	9,848,633
Non-Agency Mortgage-Backed Securities	0	7,874,325	59,605	7,933,930
Asset-Backed Securities	0	6,138,214	82,452	6,220,666
Sovereign Issues	0	3,875,532	0	3,875,532
Common Stocks
Consumer Discretionary	17	0	0	17
Preferred Securities
Banking & Finance	0	4,210	0	4,210
Short-Term Instruments
Certificates of Deposit	0	141,886	0	141,886
Argentina Treasury Bills	0	2,923	0	2,923
U.S. Treasury Bills	0	4,666	0	4,666
	$22,980	$92,361,314	$1,095,500	$93,479,794

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,626,832	$0	$0	$5,626,832
Total Investments	$5,649,812	$92,361,314	$1,095,500	$99,106,626

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(9,139,713)	$0	$(9,139,713)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21,628	25,267	0	46,895
Over the counter	0	281,890	0	281,890
	$21,628	$307,157	$0	$328,785

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Summary Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

(Unaudited)

September 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(26,073)	$(18,235)	$0	$(44,308)
Over the counter	0	(330,664)	0	(330,664)
	$(26,073)	$(348,899)	$0	$(374,972)
Total Financial Derivative Instruments	$(4,445)	$(41,742)	$0	$(46,187)
Totals	$5,645,367	$83,179,859	$1,095,500	$89,920,726

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$865,861	$59,800	$(8,344)	$450	$(352)	$(9,321)	$0	$(3,389)	$904,705	$(9,762)
Corporate Bonds & Notes
Banking & Finance	20,775	31,780	(5,350)	0	0	1,533	0	0	48,738	1,533
Industrials	39,688	0	(946)	46	(8)	(224)	0	(38,556)	0	0
Non-Agency Mortgage-Backed Securities	7,471	51,300	0	(2)	0	838	0	(2)	59,605	861
Asset-Backed Securities	82,216	0	(711)	0	(28)	1,110	0	(135)	82,452	1,127
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

Totals	$1,016,012	$142,880	$(15,351)	$494	$(388)	$(6,065)	$0	$(42,082)	$1,095,500	$(6,242)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200,328	Discounted Cash Flow		Discount Rate	3.400
	428,721	Other Valuation Techniques(2)		—	—
	134,789	Proxy Pricing		Base Price	99.920-101.080
	140,867	Third Party Vendor		Broker Quote	99.750-99.930
Corporate Bonds & Notes
Banking & Finance	9,631	Other Valuation Techniques(2)		—	—
	22,979	Proxy Pricing		Base Price	100.000
	16,128	Reference Instrument		Option Adjusted Spread	603.426 bps
Non-Agency Mortgage-Backed Securities	59,605	Proxy Pricing		Base Price	100.160-1,566.150
Asset-Backed Securities	82,452	Proxy Pricing		Base Price	107.300

Total	$1,095,500

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

42	PIMCO TOTAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2019

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

44	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV

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Notes to Financial Statements (Cont.)

determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may

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permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have

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the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$5,064,138	$76,111	$0	$0	$2,057	$5,142,306	$76,110	$0

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$2,180,005	$26,790,654	$(28,486,300)	$503	$(336)	$484,526	$18,355	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which the Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year)

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pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no

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obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2019, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any,

56	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the

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Notes to Financial Statements (Cont.)

Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

58	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to

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Notes to Financial Statements (Cont.)

manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

60	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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Notes to Financial Statements (Cont.)

credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

62	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Notes to Financial Statements (Cont.)

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk is the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

64	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement.

66	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.21%	0.31%	0.41%(1)	0.21%	0.30%	0.30%	0.30%

(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Notes to Financial Statements (Cont.)

providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

68	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$663,038	$656,676

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Notes to Financial Statements (Cont.)

which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$246,956,821	$239,538,161	$6,904,597	$3,648,849

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019(Unaudited)		Year Ended 03/31/2019
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	517,121	$5,333,092	890,129	$8,874,886

I-2	66,849	686,449	92,282	918,383

I-3	4,667	47,985	16,988	169,641	(a)

Administrative Class	15,702	161,976	34,984	348,499

Class A	76,090	784,303	169,407	1,690,032

Class C	4,049	41,898	6,391	63,604

Class R	6,410	66,205	10,995	109,595

Issued as reinvestment of distributions

Institutional Class	80,287	830,928	164,014	1,633,333

I-2	4,593	47,546	8,747	87,113

I-3	259	2,682	349	3,470	(a)

Administrative Class	2,968	30,698	7,389	73,573

Class A	10,836	112,123	22,842	227,458

Class C	1,160	11,984	3,038	30,237

Class R	1,011	10,455	2,183	21,741

Cost of shares redeemed

Institutional Class	(505,486)	(5,208,015)	(1,523,355)	(15,156,392)

I-2	(45,919)	(471,779)	(119,893)	(1,192,795)

I-3	(1,928)	(19,925)	(3,042)	(30,113	)(a)

Administrative Class	(35,997)	(370,387)	(124,970)	(1,243,447)

Class A	(101,654)	(1,045,620)	(261,725)	(2,604,244)

Class C	(40,802)	(420,576)	(70,042)	(697,450)

Class R	(12,994)	(134,052)	(27,618)	(274,939)

Net increase (decrease) resulting from Fund share transactions	47,222	$497,970	(700,907)	$(6,947,815)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

70	PIMCO TOTAL RETURN FUND

(Unaudited)

September 30, 2019

14. BASIS FOR CONSOLIDATION

MLM 700, LLC, a Delaware limited liability company (the “Subsidiary”), was formed on May 7, 2018, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary, comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the MLM 700, LLC as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2019

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Total Return Fund	$0	$1,671,006

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$88,470,832	$2,807,947	$(1,858,914)	$949,033

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

72	PIMCO TOTAL RETURN FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BOM	Bank of Montreal	JPS	JP Morgan Securities, Inc.
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
BSS	Banco Santander S.A.	NOM	Nomura Securities International Inc.
CBK	Citibank N.A.	NXN	Natixis New York
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
CSN	Credit Suisse AG (New York)	RYL	Royal Bank of Scotland PLC
DEU	Deutsche Bank Securities, Inc.	SAL	Citigroup Global Markets, Inc.
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FAR	Wells Fargo Bank National Association	SGY	Societe Generale, New York
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co. LLC	TOR	Toronto Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	RUB	Russian Ruble
CNY	Chinese Renminbi (Mainland)	SEK	Swedish Krona
DKK	Danish Krone	SGD	Singapore Dollar
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

74	PIMCO TOTAL RETURN FUND

(Unaudited)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

76	PIMCO TOTAL RETURN FUND

(Unaudited)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

78	PIMCO TOTAL RETURN FUND

(Unaudited)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

80	PIMCO TOTAL RETURN FUND

(Unaudited)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

82	PIMCO TOTAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4016SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

PIMCO TRENDS Managed Futures Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global

2	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

4	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1.00% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status

PIMCO TRENDS Managed Futures Strategy Fund	12/31/13	12/31/13	12/31/13	04/27/18	12/31/13	12/31/13	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at

6	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO TRENDS Managed Futures Strategy Fund

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (12/31/13)
PIMCO TRENDS Managed Futures Strategy Fund Institutional Class	2.21%	8.89%	1.04%	3.42%
PIMCO TRENDS Managed Futures Strategy Fund I-2	2.09%	8.71%	0.89%	3.27%
PIMCO TRENDS Managed Futures Strategy Fund I-3	2.04%	8.73%	0.91%	3.28%
PIMCO TRENDS Managed Futures Strategy Fund Class A	1.95%	8.48%	0.64%	3.02%
PIMCO TRENDS Managed Futures Strategy Fund Class A (adjusted)	(3.67)%	2.47%	(0.50)%	2.02%
PIMCO TRENDS Managed Futures Strategy Fund Class C	1.61%	7.67%	(0.10)%	2.26%
PIMCO TRENDS Managed Futures Strategy Fund Class C (adjusted)	0.61%	6.67%	(0.10)%	2.26%
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	1.14%
Lipper Alternative Managed Futures Funds Average	6.60%	3.32%	1.60%	1.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.62% for the Institutional Class shares, 1.72% for I-2 shares, 1.82% for I-3 shares, 2.02% for Class A shares and 2.77% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Institutional Class - PQTIX	I-2 - PQTPX	I-3 - PQTNX
Class A - PQTAX	Class C - PQTCX

Allocation Breakdown as of September 30, 2019†§

Short-Term Instruments‡	73.3%
Corporate Bonds & Notes	17.7%
U.S. Government Agencies	4.7%
Sovereign Issues	2.0%
Asset-Backed Securities	2.0%
Other	0.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO TRENDS Managed Futures Strategy Fund seeks positive, risk-adjusted returns, consistent with prudent investment management, by pursuing a quantitative trading strategy intended to capture the persistence of price trends (up and/or down) observed in global financial markets and commodities. The Fund’s investment strategy represents a composite of financial and commodity futures designed to provide exposure to global financial market and commodity price trends. Within the strategy’s allocations, contracts are positioned either long or short based on various characteristics related to their prices. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Long positions in Australian, European, and U.S. duration contributed to performance, as these rates rallied for most of the reporting period.

»	Short positions in the British pound and Swedish Krona contributed to performance, as the U.S. dollar rallied.

»	Long positions in precious metals (for most of the reporting period) and short positions in European natural gas contributed to performance.
»	Positioning in European, Hong Kong, Singaporean, and U.S. equity indices detracted from performance, due to price reversals.

»	Short positions in U.S. equity implied volatility detracted from performance, as implied volatility reversed trend and spiked in May and August.

»	Short positions in the Canadian dollar and the Japanese yen detracted from performance due to price reversals.

»	The collateral portfolio contributed to returns, driven by gains from short-term corporate bonds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Example PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,022.10	$6.98	$1,000.00	$1,018.10	$6.96	1.38%
I-2	1,000.00	1,020.90	7.48	1,000.00	1,017.60	7.47	1.48
I-3	1,000.00	1,020.40	7.73	1,000.00	1,017.35	7.72	1.53
Class A	1,000.00	1,019.50	8.99	1,000.00	1,016.10	8.97	1.78
Class C	1,000.00	1,016.10	12.75	1,000.00	1,012.35	12.73	2.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights PIMCO TRENDS Managed Futures Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2019 - 09/30/2019+	$9.87	$0.07	$0.15	$0.22	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	9.53	0.13	0.28	0.41	(0.07)	0.00	0.00	(0.07)

03/31/2018	9.36	0.07	0.12	0.19	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.83	0.00	(0.47)	(0.47)	0.00	0.00	0.00	0.00

03/31/2016	11.18	(0.03)	(0.58)	(0.61)	(0.67)	(0.07)	0.00	(0.74)

03/31/2015	10.16	(0.06)	2.21	2.15	(0.80)	(0.33)	0.00	(1.13)

I-2

04/01/2019 - 09/30/2019+	9.86	0.06	0.14	0.20	(0.13)	0.00	0.00	(0.13)

03/31/2019	9.51	0.12	0.29	0.41	(0.06)	0.00	0.00	(0.06)

03/31/2018	9.36	0.06	0.11	0.17	0.00	0.00	(0.02)	(0.02)

03/31/2017	9.84	(0.01)	(0.47)	(0.48)	0.00	0.00	0.00	0.00

03/31/2016	11.16	(0.06)	(0.57)	(0.63)	(0.62)	(0.07)	0.00	(0.69)

03/31/2015	10.16	0.64	1.48	2.12	(0.79)	(0.33)	0.00	(1.12)

I-3

04/01/2019 - 09/30/2019+	9.87	0.06	0.14	0.20	(0.13)	0.00	0.00	(0.13)

04/27/2018 - 03/31/2019	9.40	0.12	0.41	0.53	(0.06)	0.00	0.00	(0.06)

Class A

04/01/2019 - 09/30/2019+	9.78	0.05	0.14	0.19	(0.12)	0.00	0.00	(0.12)

03/31/2019	9.44	0.09	0.28	0.37	(0.03)	0.00	0.00	(0.03)

03/31/2018	9.30	0.03	0.12	0.15	0.00	0.00	(0.01)	(0.01)

03/31/2017	9.80	(0.04)	(0.46)	(0.50)	0.00	0.00	0.00	0.00

03/31/2016	11.15	(0.08)	(0.57)	(0.65)	(0.63)	(0.07)	0.00	(0.70)

03/31/2015	10.16	0.58	1.52	2.10	(0.78)	(0.33)	0.00	(1.11)

Class C

04/01/2019 - 09/30/2019+	9.51	0.01	0.14	0.15	(0.09)	0.00	0.00	(0.09)

03/31/2019	9.22	0.01	0.29	0.30	(0.01)	0.00	0.00	(0.01)

03/31/2018	9.15	(0.04)	0.11	0.07	0.00	0.00	(0.00)	(0.00)

03/31/2017	9.71	(0.11)	(0.45)	(0.56)	0.00	0.00	0.00	0.00

03/31/2016	11.07	(0.16)	(0.56)	(0.72)	(0.57)	(0.07)	0.00	(0.64)

03/31/2015	10.14	0.20	1.81	2.01	(0.75)	(0.33)	0.00	(1.08)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

12	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$9.95	2.21%	$482,298	1.38	%*	1.69	%*	1.28	%*	1.59	%*	1.33%*	8%

9.87	4.27	494,751	1.26		1.62		1.22		1.58		1.33	30

9.53	2.08	352,415	1.17		1.56		1.15		1.54		0.69	58

9.36	(4.78)	224,976	1.16		1.52		1.15		1.51		0.01	69

9.83	(5.15)	240,075	1.15		1.46		1.15		1.46		(0.33)	49

11.18	21.53	417,166	1.15		1.40		1.15		1.40		(0.40)	40

9.93	2.09	5,289	1.48	*	1.79	*	1.38	*	1.69	*	1.22 *	8

9.86	4.29	2,615	1.36		1.72		1.32		1.68		1.22	30

9.51	1.81	1,882	1.27		1.66		1.25		1.64		0.59	58

9.36	(4.88)	1,147	1.26		1.62		1.25		1.61		(0.08)	69

9.84	(5.32)	1,101	1.25		1.56		1.25		1.56		(0.55)	49

11.16	21.32	8,677	1.25		1.50		1.25		1.50		1.18	40

9.94	2.04	7,971	1.53	*	1.89	*	1.43	*	1.79	*	1.18 *	8

9.87	5.63	7,900	1.41	*	1.82	*	1.37	*	1.78	*	1.36 *	30

9.85	1.95	34,281	1.78	*	2.09	*	1.68	*	1.99	*	0.93 *	8

9.78	3.93	52,416	1.66		2.02		1.62		1.98		0.92	30

9.44	1.56	57,500	1.57		1.96		1.55		1.94		0.30	58

9.30	(5.10)	5,537	1.56		1.92		1.55		1.91		(0.39)	69

9.80	(5.54)	9,798	1.55		1.86		1.55		1.86		(0.78)	49

11.15	21.09	23,215	1.55		1.80		1.55		1.80		1.12	40

9.57	1.61	1,806	2.53	*	2.84	*	2.43	*	2.74	*	0.18 *	8

9.51	3.20	1,454	2.41		2.77		2.37		2.73		0.14	30

9.22	0.77	2,464	2.32		2.71		2.30		2.69		(0.47)	58

9.15	(5.77)	3,338	2.31		2.67		2.30		2.66		(1.14)	69

9.71	(6.26)	4,590	2.30		2.61		2.30		2.61		(1.55)	49

11.07	20.15	8,288	2.30		2.55		2.30		2.55		0.57	40

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Consolidated Statement of Assets and Liabilities PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$442,467
Investments in Affiliates	172,275

Financial Derivative Instruments
Exchange-traded or centrally cleared	2,185
Over the counter	18,484
Deposits with counterparty	14,032
Foreign currency, at value	6,970
Receivable for investments sold	213
Receivable for Fund shares sold	1,126
Interest and/or dividends receivable	826
Dividends receivable from Affiliates	343
Reimbursement receivable from PIMCO	113

Total Assets	659,034

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$5,496
Over the counter	12,363
Payable for investments purchased	100,000
Payable for investments in Affiliates purchased	343
Deposits from counterparty	8,374
Payable for Fund shares redeemed	116
Overdraft due to custodian	30
Accrued investment advisory fees	525
Accrued supervisory and administrative fees	131
Accrued distribution fees	1
Accrued servicing fees	9
Other liabilities	1

Total Liabilities	127,389

Net Assets	$531,645

Net Assets Consist of:

Paid in capital	$514,309
Distributable earnings (accumulated loss)	17,336

Net Assets	$531,645

Cost of investments in securities	$442,041
Cost of investments in Affiliates	$172,278
Cost of foreign currency held	$7,025
Cost or premiums of financial derivative instruments, net	$(6,269)

* Includes repurchase agreements of:	$251,828

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

September 30, 2019 (Unaudited)

Net Assets:

Institutional Class	$482,298
I-2	5,289
I-3	7,971
Class A	34,281
Class C	1,806

Shares Issued and Outstanding:

Institutional Class	48,468
I-2	532
I-3	802
Class A	3,478
Class C	189

Net Asset Value Per Share Outstanding:

Institutional Class	$9.95
I-2	9.93
I-3	9.94
Class A	9.85
Class C	9.57

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Consolidated Statement of Operations PIMCO TRENDS Managed Futures Strategy Fund

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$5,211
Dividends from Investments in Affiliates	2,275
Total Income	7,486

Expenses:

Investment advisory fees	3,540
Supervisory and administrative fees	886
Distribution fees - Class C	6
Servicing fees - Class A	63
Servicing fees - Class C	2
Trustee fees	1
Interest expense	278
Miscellaneous expense	14
Total Expenses	4,790
Waiver and/or Reimbursement by PIMCO	(871)
Net Expenses	3,919

Net Investment Income (Loss)	3,567

Net Realized Gain (Loss):

Investments in securities	2,349
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	8,776
Over the counter financial derivative instruments	1,948
Short sales	(2,307)
Foreign currency	(727)

Net Realized Gain (Loss)	10,065

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	139
Investments in Affiliates	41
Exchange-traded or centrally cleared financial derivative instruments	(7,395)
Over the counter financial derivative instruments	5,364
Foreign currency assets and liabilities	103

Net Change in Unrealized Appreciation (Depreciation)	(1,748)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,884

* Foreign tax withholdings	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$3,567	$5,941
Net realized gain (loss)	10,065	(7,684)
Net change in unrealized appreciation (depreciation)	(1,748)	25,000

Net Increase (Decrease) in Net Assets Resulting from Operations	11,884	23,257

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(6,707)	(2,903)
I-2	(62)	(17)
I-3	(105)	(21	)(a)
Class A	(610)	(159)
Class C	(17)	(1)

Total Distributions(b)	(7,501)	(3,101)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(31,874)	124,719

Total Increase (Decrease) in Net Assets	(27,491)	144,875

Net Assets:

Beginning of period	559,136	414,261
End of period	$531,645	$559,136

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 83.2%

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 10.9%

AerCap Ireland Capital DAC
4.625% due 10/30/2020	$1,350	$1,382

Aircastle Ltd.
5.125% due 03/15/2021	100	104

American Express Credit Corp.
3.169% (US0003M + 1.050%) due 09/14/2020 ~	1,500	1,512

Athene Global Funding
3.562% (US0003M + 1.230%) due 07/01/2022 ~	1,000	1,012

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~	900	898

Citigroup, Inc.
3.577% (US0003M + 1.310%) due 10/26/2020 ~	3,500	3,540

Credit Suisse Group Funding Guernsey Ltd.
4.590% (US0003M + 2.290%) due 04/16/2021 ~	3,100	3,183

Emirates NBD PJSC
3.806% (US0003M + 1.550%) due 01/26/2020 ~	500	502

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~	2,000	2,000
3.217% (US0003M + 0.930%) due 11/04/2019 ~	3,000	3,000

General Motors Financial Co., Inc.
3.863% (US0003M + 1.560%) due 01/15/2020 ~	4,000	4,013

Goldman Sachs Group, Inc.
3.419% (US0003M + 1.160%) due 04/23/2020 ~	1,500	1,507
3.636% (US0003M + 1.360%) due 04/23/2021 ~	3,000	3,042

HSBC Holdings PLC
3.789% (US0003M + 1.500%) due 01/05/2022 ~	2,800	2,853
3.792% (US0003M + 1.660%) due 05/25/2021 ~	2,000	2,037

HSH Portfoliomanagement AoeR
2.475% (US0003M + 0.330%) due 09/18/2020 ~	3,000	3,007

ICICI Bank Ltd.
3.125% due 08/12/2020	500	502

JPMorgan Chase Bank N.A.
2.543% (US0003M + 0.290%) due 02/01/2021 ~	1,700	1,701

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~	$1,800	$1,805

Mitsubishi UFJ Financial Group, Inc.
3.066% (US0003M + 0.790%) due 07/25/2022 ~	1,500	1,507
3.127% (US0003M + 0.860%) due 07/26/2023 ~	400	401

Mizuho Financial Group, Inc.
3.018% (US0003M + 0.880%) due 09/11/2022 ~	2,600	2,615
3.084% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,007

Morgan Stanley
3.458% (US0003M + 1.180%) due 01/20/2022 ~	300	303

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,000	999
2.494% (US0003M + 0.390%) due 09/28/2020 ~	1,000	1,000

Nordea Bank Abp
3.064% (US0003M + 0.940%) due 08/30/2023 ~	200	199

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,002

Sumitomo Mitsui Banking Corp.
2.653% (US0003M + 0.350%) due 01/17/2020 ~	1,100	1,101

Sumitomo Mitsui Financial Group, Inc.
3.120% (US0003M + 0.780%) due 07/12/2022 ~	2,500	2,510

Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019	3,000	3,000

Svenska Handelsbanken AB
2.602% (US0003M + 0.470%) due 05/24/2021 ~	400	401

Toyota Motor Credit Corp.
2.524% due 05/17/2022 •	600	601

UBS AG
2.988% (US0003M + 0.850%) due 06/01/2020 ~	3,000	3,015

Wells Fargo Bank N.A.
2.752% (US0003M + 0.620%) due 05/27/2022 ~	500	501

		57,762

INDUSTRIALS 7.0%

AbbVie, Inc.
2.300% due 05/14/2021	1,000	1,002

18	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allergan Funding SCS
3.000% due 03/12/2020	$900	$903
3.387% (US0003M + 1.255%) due 03/12/2020 ~	2,700	2,711

BAT Capital Corp.
2.765% due 08/14/2020 •	2,800	2,806

BAT International Finance PLC
2.750% due 06/15/2020	200	201

Broadcom Corp.
3.000% due 01/15/2022	100	101

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	2,000	2,000
2.826% (US0003M + 0.560%) due 11/02/2021 ~	3,000	3,003
2.827% (US0003M + 0.540%) due 08/04/2020 ~	2,000	2,005

Charter Communications Operating LLC
3.579% due 07/23/2020	2,000	2,018
4.464% due 07/23/2022	300	316

Comcast Corp.
2.429% (US0003M + 0.330%) due 10/01/2020 ~	2,400	2,404

Daimler Finance North America LLC
2.200% due 05/05/2020	1,000	1,001

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	231	231

eBay, Inc.
2.750% due 01/30/2023	1,600	1,620
3.136% (US0003M + 0.870%) due 01/30/2023 ~	900	905

EQT Corp.
2.500% due 10/01/2020	380	379

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	700	702

General Electric Co.
5.000% due 01/21/2021 •(c)	1,100	1,045

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	1,000	1,000

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	500	499
3.001% (US0003M + 0.820%) due 08/10/2022 ~	3,000	3,005

L3Harris Technologies, Inc.
2.746% (US0003M + 0.480%) due 04/30/2020 ~	500	500

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	1,300	1,299

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~	3,100	3,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

QUALCOMM, Inc.
2.996% (US0003M + 0.730%) due 01/30/2023 ~	$500	$503

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~	500	498

Reynolds American, Inc.
3.250% due 06/12/2020	100	101

Syngenta Finance NV
3.698% due 04/24/2020	200	201

VMware, Inc.
2.300% due 08/21/2020	200	200

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	515	515

Vulcan Materials Co.
2.719% (US0003M + 0.600%) due 06/15/2020 ~	200	200

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	300	300

		37,295

UTILITIES 2.5%

AT&T, Inc.
3.034% (US0003M + 0.930%) due 06/30/2020 ~	3,700	3,719
3.253% (US0003M + 0.950%) due 07/15/2021 ~	1,000	1,009

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	2,000	2,002

Exelon Generation Co. LLC
5.200% due 10/01/2019	1,000	1,000

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	3,400	3,400

Orange S.A.
1.625% due 11/03/2019	500	500

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	100	100

Verizon Communications, Inc.
3.119% (US0003M + 1.000%) due 03/16/2022 ~	1,800	1,828

		13,558

Total Corporate Bonds & Notes (Cost $108,171)		108,615

U.S. GOVERNMENT AGENCIES 5.5%

Fannie Mae
2.468% due 07/25/2049	4,835	4,827

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.580% due 12/25/2044 •	$2,208	$2,208
2.638% due 11/25/2037 •	1,464	1,472
2.680% due 07/25/2046 •	3,832	3,833

Freddie Mac
2.428% due 11/15/2043 •	1,499	1,499
2.578% due 01/15/2042 •	493	494
2.580% due 03/15/2037 •	2,037	2,025
2.580% due 08/15/2042	2,785	2,783
2.859% due 08/15/2038	2,979	2,965

Ginnie Mae
2.599% due 06/20/2061 •	124	124
2.729% due 03/20/2065 •	3	3
2.859% due 03/20/2065 •	907	907
3.250% due 12/20/2068	1,981	1,961

NCUA Guaranteed Notes
2.507% due 01/08/2020 •	255	255
2.617% due 12/08/2020 •	3,780	3,786

Total U.S. Government Agencies (Cost $29,210)		29,142

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Holmes Master Issuer PLC
2.723% due 10/15/2054 •	1,537	1,537

Total Non-Agency Mortgage-Backed Securities (Cost $1,537)		1,537

ASSET-BACKED SECURITIES 2.3%

CoreVest American Finance Trust
2.968% due 10/15/2049	349	351

Discover Card Execution Note Trust
2.298% due 12/15/2023 •	3,000	3,007

Nelnet Student Loan Trust
2.258% due 08/23/2027 •	125	124

SLC Student Loan Trust
2.229% due 03/15/2027 •	1,471	1,464
2.239% due 06/15/2029 •	1,623	1,615
2.318% due 05/15/2023 •	45	45

SLM Student Loan Trust
2.366% due 10/25/2024 •	407	407
2.366% due 01/26/2026 •	240	240
2.468% due 09/25/2043 •	870	865
2.589% due 12/15/2027 •	2,004	2,005
2.669% due 12/15/2025 •	1,209	1,210

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	851	850

Total Asset-Backed Securities (Cost $12,159)		12,183

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.3%

Agence Francaise de Developpement EPIC
2.239% (US0003M + 0.080%) due 03/23/2020 ~	$1,000	$1,000

Export-Import Bank of India
2.750% due 04/01/2020	2,000	2,005
3.152% (US0003M + 1.000%) due 08/21/2022 ~	1,500	1,500

Province of Quebec
2.289% (US0003M + 0.130%) due 09/21/2020 ~	5,000	5,004

Tokyo Metropolitan Government
2.125% due 05/19/2020	3,000	2,999

Total Sovereign Issues (Cost $12,488)		12,508

SHORT-TERM INSTRUMENTS 52.4%

CERTIFICATES OF DEPOSIT 0.2%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~	1,000	1,000

COMMERCIAL PAPER 0.2%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	1,000	992

REPURCHASE AGREEMENTS (d) 47.4%
		251,828

U.S. TREASURY BILLS 4.6%
1.926% due 10/22/2019 - 12/26/2019 (a)(b)(f)(h)	24,725	24,662

Total Short-Term Instruments (Cost $278,476)		278,482

Total Investments in Securities (Cost $442,041)		442,467

	SHARES
INVESTMENTS IN AFFILIATES 32.4%

SHORT-TERM INSTRUMENTS 32.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 32.4%

PIMCO Short Asset Portfolio	8,229,931	81,912

20	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	9,134,031	$90,363

Total Short-Term Instruments (Cost $172,278)		172,275

Total Investments in Affiliates (Cost $172,278)		172,275

Total Investments 115.6% (Cost $614,319)		$614,742

Financial Derivative Instruments (e)(g) 0.6% (Cost or Premiums, net $(6,269))		2,810

Other Assets and Liabilities, net (16.2)%		(85,907)

Net Assets 100.0%		$531,645

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.070%	10/01/2019	10/02/2019	$100,000	U.S. Treasury Bonds 3.000% due 11/15/2045	$(102,053)	$100,000	$100,000
	2.350	09/26/2019	10/01/2019	50,000	U.S. Treasury Notes 2.250% due 11/15/2027	(50,867)	50,000	50,017
BCY	2.350	09/30/2019	10/01/2019	81,300	U.S. Treasury Notes 1.875% due 03/31/2022	(82,990)	81,300	81,305
BOS	2.400	09/30/2019	10/01/2019	16,900	U.S. Treasury Notes 2.750% due 09/15/2021	(17,265)	16,900	16,901
FICC	1.500	09/30/2019	10/01/2019	3,628	U.S. Treasury Notes 2.250% - 2.375% due 03/15/2021 - 03/31/2021	(3,704)	3,628	3,628

Total Repurchase Agreements						$(256,879)	$251,828	$251,851

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$150,017	$0	$0	$150,017	$(152,920)	$(2,903)
BCY	81,305	0	0	81,305	(82,990)	(1,685)
BOS	16,901	0	0	16,901	(17,264)	(363)
FICC	3,628	0	0	3,628	(3,704)	(76)

Total Borrowings and Other Financing Transactions	$251,851	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	326	$	32,422	$364	$13	$(184)
CAC 40 Index October Futures	10/2019	61		3,774	66	43	0
Cocoa March Futures	03/2020	145		3,561	(63)	0	(51)
DAX Index December Futures	12/2019	21		7,102	25	80	0
E-mini NASDAQ 100 Index December Futures	12/2019	22		3,419	(59)	31	0
E-Mini Russell 2000 Index December Futures	12/2019	89		6,786	(244)	4	0
E-mini S&P 500 Index December Futures	12/2019	9		1,340	(13)	7	0
Euro-BTP Italy Government Bond December Futures	12/2019	245		38,945	357	45	(13)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	35		6,497	(16)	1	(5)
FTSE 100 Index December Futures	12/2019	83		7,535	97	70	(5)
FTSE China A50 Index October Futures	10/2019	1,602		21,771	(252)	0	(184)
FTSE/JSE Index December Futures	12/2019	331		10,780	(324)	8	(113)
FTSE/MIB Index December Futures	12/2019	111		13,348	195	104	0
Gas Oil January Futures	01/2020	70		4,018	(131)	0	(72)
Gold 100 oz. December Futures	12/2019	210		30,931	2,080	0	(703)
Hang Seng China Enterprises Index October Futures	10/2019	29		1,889	(8)	4	(6)
MSCI Taiwan Stock Index October Futures	10/2019	624		25,403	361	181	0
New York Harbor ULSD December Futures	11/2019	21		1,666	(75)	0	(35)
Nickel December Futures	12/2019	81		8,294	(384)	0	(384)
Nikkei 225 Index December Futures	12/2019	117		11,762	(35)	0	(62)
RBOB Gasoline December Futures	11/2019	46		2,954	(137)	0	(72)
S&P CNX Nifty Index October Futures	10/2019	91		2,100	(5)	0	(9)
S&P/Toronto Stock Exchange 60 December Futures	12/2019	203		30,525	(33)	0	(159)
Silver December Futures	12/2019	165		14,023	643	0	(540)

22	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Soybean Oil January Futures	01/2020	153	$	2,691	$(84)	$20	$0
SPI 200 Index December Futures	12/2019	199		22,437	50	111	(44)
Topix Index December Futures	12/2019	86		12,631	(49)	0	(143)
WTI Crude January Futures	12/2019	37		1,987	(148)	0	(64)

					$2,178	$722	$(2,848)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2021	28	$	(6,904)	$(4)	$1	$0
Aluminum December Futures	12/2019	55		(2,376)	57	57	0
Arabica Coffee March Futures	03/2020	71		(2,788)	(11)	0	(7)
BIST 30 Index October Futures	10/2019	5,782		(13,498)	(846)	36	(463)
Brent Crude February Futures	12/2019	6		(348)	(12)	9	0
Coal November Futures	11/2019	42		(2,606)	(278)	0	(23)
Copper December Futures	12/2019	73		(4,706)	(7)	35	0
Corn December Futures	12/2019	575		(11,155)	(536)	0	(474)
Cotton No. 2 March Futures	03/2020	217		(6,678)	(76)	9	0
Hard Red Winter Wheat December Futures	12/2019	240		(4,980)	82	0	(90)
Lean Hogs December Futures	12/2019	88		(2,556)	(296)	0	(97)
Live Cattle February Futures	02/2020	169		(7,884)	(446)	0	(29)
Natural Gas November Futures	10/2019	190		(3,026)	283	86	0
Natural Gas November Futures	10/2019	160		(2,058)	136	51	0
Natural Gas November Futures	10/2019	66		(1,538)	204	49	0
Soybean January Futures	01/2020	28		(1,287)	(59)	0	(31)
Soybean Meal December Futures	12/2019	277		(8,338)	86	0	(164)
Sugar No. 11 March Futures	02/2020	427		(6,050)	(346)	0	(14)
VSTOXX Mini October Futures	10/2019	2,443		(4,394)	59	120	0
Wheat December Futures	12/2019	163		(4,040)	(158)	0	(69)
WIG20 Index December Futures	12/2019	870		(9,476)	124	35	(35)
Zinc December Futures	12/2019	94		(5,620)	(103)	0	(103)

					$(2,147)	$488	$(1,599)

Total Futures Contracts					$31	$1,210	$(4,447)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	8.170%	Maturity	01/02/2023	BRL	54,100	$272	$551	$823	$0	$(3)
Pay	1-Year BRL-CDI	9.835	Maturity	01/02/2023		31,700	122	914	1,036	0	(7)
Pay	1-Year BRL-CDI	10.730	Maturity	01/02/2023		47,700	598	1,133	1,731	0	(11)
Receive	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/20/2028	CAD	800	(23)	(3)	(26)	1	0
Receive	3-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	136,800	101	(1,215)	(1,114)	7	0
Pay	3-Month PLN-WIBOR	2.500	Annual	12/19/2023		321,250	(218)	4,138	3,920	0	(23)
Receive	3-Month PLN-WIBOR	2.250	Annual	03/20/2024		69,000	(150)	(490)	(640)	7	0
Pay	3-Month PLN-WIBOR	2.000	Annual	06/19/2024		58,300	100	139	239	0	(8)
Receive	3-Month PLN-WIBOR	1.750	Annual	09/18/2024		80,600	0	(95)	(95)	14	0
Pay	3-Month SGD-SOR	1.918	Semi-Annual	03/21/2023	SGD	60,900	(23)	539	516	6	0
Pay	3-Month SGD-SOR	2.223	Semi-Annual	12/19/2023		6,070	133	(12)	121	2	0
Pay	3-Month SGD-SOR	2.240	Semi-Annual	12/19/2023		29,100	0	598	598	9	0
Receive(1)	3-Month SGD-SOR	1.602	Semi-Annual	12/18/2024		42,500	0	(45)	(45)	0	(16)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	20,100	$(966)	$(186)	$(1,152)	$4	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		200	(23)	(3)	(26)	0	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		4,700	(71)	957	886	7	0
Pay	3-Month ZAR-JIBAR	7.800	Quarterly	12/19/2023	ZAR	99,700	(68)	288	220	0	(11)
Receive	3-Month ZAR-JIBAR	7.545	Quarterly	03/20/2024		99,200	0	(157)	(157)	11	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		407,090	180	679	859	0	(46)
Pay	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		2,900	3	2	5	0	0
Receive	3-Month ZAR-JIBAR	7.105	Quarterly	07/31/2024		129,900	0	(50)	(50)	16	0
Pay	3-Month ZAR-JIBAR	6.835	Quarterly	08/28/2024		221,700	0	(91)	(91)	0	(28)
Receive	6-Month CZK-PRIBOR	1.750	Annual	06/20/2023	CZK	9,700	0	3	3	2	0
Pay	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024		770,900	108	141	249	0	(158)
Pay	6-Month CZK-PRIBOR	1.810	Annual	03/20/2024		47,300	0	20	20	0	(10)
Receive	6-Month CZK-PRIBOR	1.945	Annual	03/20/2024		648,500	77	(546)	(469)	133	0
Pay	6-Month CZK-PRIBOR	2.500	Annual	03/20/2024		299,000	35	521	556	0	(61)
Pay	6-Month CZK-PRIBOR	1.838	Annual	06/19/2024		342,300	0	40	40	0	(76)
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		1,293,130	(922)	342	(580)	287	0
Pay	6-Month EUR-EURIBOR	1.000	Annual	06/20/2028	EUR	22,500	126	2,646	2,772	0	(10)
Pay	6-Month GBP-LIBOR	1.500	Semi-Annual	06/20/2028	GBP	19,900	99	1,784	1,883	101	0
Pay	6-Month HKD-HIBOR	2.715	Quarterly	09/19/2023	HKD	73,000	255	109	364	5	0
Pay	6-Month HKD-HIBOR	2.785	Quarterly	12/19/2023		204,120	143	1,023	1,166	19	0
Receive	6-Month HKD-HIBOR	2.815	Quarterly	12/19/2023		12,300	0	(72)	(72)	0	(1)
Receive(1)	6-Month HKD-HIBOR	1.470	Quarterly	12/18/2024		271,200	43	219	262	0	(37)
Receive(1)	6-Month HKD-HIBOR	1.731	Quarterly	12/18/2024		107,400	0	(67)	(67)	0	(15)
Receive	6-Month HUF-BBR	0.830	Annual	11/21/2022	HUF	1,028,700	(3)	(53)	(56)	3	0
Receive	6-Month HUF-BBR	1.250	Annual	09/19/2023		4,693,800	242	(643)	(401)	23	0
Pay	6-Month HUF-BBR	2.250	Annual	12/19/2023		8,896,700	113	2,342	2,455	0	(48)
Pay	6-Month HUF-BBR	2.000	Annual	03/20/2024		2,277,400	15	505	520	0	(15)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		6,326,450	11	846	857	0	(44)
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		1,638,000	0	(11)	(11)	0	(12)
Receive	6-Month HUF-BBR	1.000	Annual	09/18/2024		2,315,000	(87)	(22)	(109)	19	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	16,140,000	(7,103)	863	(6,240)	265	0
Pay	6-Month JPY-LIBOR	0.372	Semi-Annual	10/22/2028		11,440,000	291	4,172	4,463	0	(220)
Pay	6-Month JPY-LIBOR	0.309	Semi-Annual	10/31/2028		4,700,000	(146)	1,716	1,570	0	(90)
Receive	28-Day MXN-TIIE	7.540	Lunar	12/08/2022	MXN	493,400	256	(999)	(743)	34	0
Pay	28-Day MXN-TIIE	8.520	Lunar	12/28/2023		152,100	12	574	586	0	(13)
Pay	28-Day MXN-TIIE	8.035	Lunar	02/22/2024		324,820	0	974	974	0	(29)
Pay	28-Day MXN-TIIE	6.570	Lunar	09/19/2024		589,100	0	42	42	0	(57)

Total Swap Agreements							$(6,468)	$24,060	$17,592	$975	$(1,049)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,210	$975	$2,185	$0	$(4,447)	$(1,049)	$(5,496)

(f)

Securities with an aggregate market value of $16,251 and cash of $14,032 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

24	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2019	$		47,842		AUD	70,804	$0	$(53)
	10/2019			83,392		GBP	67,679	0	(177)
	10/2019			24,690		NZD	39,207	0	(139)
	10/2019			3		TRY	19	0	0
	10/2019			619		ZAR	9,094	0	(18)
	11/2019		AUD	69,775	$		47,197	48	0
	11/2019		EUR	139			154	2	0
	11/2019		GBP	67,679			83,505	178	0
	11/2019		NZD	39,207			24,709	139	0
	11/2019		TWD	87,310			2,784	0	(39)
	11/2019	$		347		EUR	309	0	(9)
	11/2019			562		GBP	465	11	0
	12/2019		INR	1,096,425	$		15,000	0	(370)
BPS	10/2019		CZK	413,300			17,817	349	0
	10/2019		TRY	9,348			1,574	0	(73)
	10/2019	$		1,319		AUD	1,951	2	(4)
	10/2019			300		EUR	271	0	(4)
	10/2019			978		JPY	103,800	0	(18)
	10/2019			39,238		SEK	382,620	0	(370)
	10/2019			114		ZAR	1,753	1	0
	11/2019		SEK	382,620	$		39,324	372	0
	11/2019	$		15,221		TWD	480,286	309	0
	12/2019		NOK	48,000	$		5,372	89	0
	12/2019		NZD	24,700			15,873	378	0
	12/2019		PLN	16,061			4,100	90	0
	12/2019	$		2,652		CNH	19,057	12	0
	12/2019			66,659		GBP	53,875	0	(230)
	12/2019			3,735		SEK	36,000	0	(61)
	12/2019			2,979		SGD	4,133	14	0
	12/2019			5,800		TWD	177,961	0	(36)
BRC	10/2019		MXN	466,710	$		23,685	118	0
	10/2019	$		16,364		EUR	14,966	0	(52)
	11/2019		EUR	15,098	$		16,550	53	0
	11/2019	$		1,689		EUR	1,496	0	(53)
	11/2019			179		GBP	145	0	0
	12/2019		CLP	15,943,886	$		22,482	588	0
	12/2019	$		120		ILS	423	2	0
	01/2020			23,336		MXN	466,710	0	(113)
CBK	10/2019		CAD	3,902	$		2,938	3	(10)
	10/2019		COP	69,446,683			21,704	1,759	0
	10/2019		EUR	1,503			1,660	22	0
	10/2019		GBP	68,829			84,039	28	(617)
	10/2019		NZD	39,207			24,883	332	0
	10/2019	$		1,719		AUD	2,510	0	(25)
	10/2019			1,176		CZK	27,791	0	(2)
	10/2019			1,174		EUR	1,061	0	(18)
	10/2019			2,482		GBP	1,998	7	(32)
	10/2019			23,712		MXN	466,710	0	(144)
	10/2019			4,413		PEN	14,956	22	0
	10/2019			8,913		TRY	51,349	105	0
	10/2019		ZAR	31,443	$		2,201	126	0
	11/2019		EUR	902			1,000	14	0
	11/2019		GBP	817			1,014	7	0
	11/2019		PEN	25,643			7,523	0	(71)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	11/2019	$		7,317		COP	24,763,595	$0	$(218)
	11/2019			694		EUR	624	0	(11)
	11/2019			150		GBP	124	2	0
	12/2019		CAD	900	$		677	0	(3)
	12/2019		CZK	130,538			5,600	75	0
	12/2019		HUF	1,786,243			6,000	159	0
	12/2019		PLN	14,159			3,600	65	0
	12/2019		RON	15,028			3,500	52	0
	12/2019		TWD	620,530			19,884	0	(226)
	12/2019	$		22,679		CAD	29,800	0	(161)
	12/2019			3,123		NOK	28,000	0	(42)
	12/2019			7,537		PHP	392,790	21	0
	02/2020		PEN	14,956	$		4,387	0	(23)
DUB	10/2019		BRL	62,320			14,975	0	(24)
	10/2019	$		14,965		BRL	62,320	34	0
GLM	10/2019		AUD	3,222	$		2,216	41	0
	10/2019	$		843		GBP	682	0	(4)
	10/2019			33,208		NOK	301,100	0	(112)
	10/2019			12,440		RON	52,124	0	(468)
	10/2019			215		TRY	1,258	6	0
	11/2019		NOK	301,100	$		33,228	112	0
	12/2019		BRL	28,033			6,700	6	(22)
	12/2019		NOK	120,000			13,260	54	0
	12/2019		TRY	64,276			10,600	0	(496)
	12/2019	$		18,370		AUD	26,750	0	(275)
	12/2019			26,065		THB	797,597	52	0
	02/2020			337		HUF	99,948	0	(9)
	02/2020			133		PLN	528	0	(1)
HUS	10/2019		AUD	68,853	$		46,494	22	0
	10/2019		GBP	1,530			1,884	2	0
	10/2019		NOK	301,100			33,401	305	0
	10/2019		RON	41,032			9,522	97	0
	10/2019		TRY	2			0	0	0
	10/2019	$		2,944		CAD	3,902	2	0
	10/2019			16,410		CZK	384,705	0	(151)
	10/2019			128		ZAR	1,891	0	(3)
	11/2019		CAD	3,902	$		2,945	0	(2)
	11/2019		TWD	280,547			8,961	0	(110)
	11/2019	$		154		GBP	126	2	0
	12/2019		AUD	26,300	$		17,899	103	0
	12/2019		BRL	56,783			14,000	399	0
	12/2019		GBP	3,562			4,359	0	(35)
	12/2019		HKD	23,068			2,943	0	(3)
	12/2019		KRW	20,424,233			16,885	0	(184)
	12/2019		MXN	101,990			5,000	0	(104)
	12/2019		SEK	168,000			17,301	141	0
	12/2019	$		28,718		AUD	41,850	0	(409)
	12/2019			24,576		GBP	19,625	0	(378)
	12/2019			5,800		KRW	6,901,014	0	(34)
	12/2019			10,600		SGD	14,550	0	(64)
	01/2020		CZK	383,818	$		16,410	151	0
JPM	10/2019		MXN	57,406			2,981	75	0
	10/2019		TRY	2,714			476	0	(1)
	10/2019	$		2,930		MXN	57,406	0	(25)
	10/2019			223		TRY	1,283	3	0
	10/2019		ZAR	25,060	$		1,704	50	0
	11/2019		TWD	112,429			3,594	0	(42)
	11/2019	$		299		EUR	272	0	(2)
	11/2019			469		GBP	379	1	(4)

26	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2019		CAD	63,500	$		47,782	$0	$(212)
	12/2019		EUR	2,750			3,078	63	0
	12/2019		ILS	1,562			446	0	(5)
	12/2019		NZD	22,000			14,187	386	0
	12/2019		THB	115,474			3,769	0	(12)
	12/2019	$		4,127		AUD	6,000	0	(68)
	12/2019			26,319		CAD	34,600	0	(173)
	12/2019			4,300		IDR	61,232,000	0	(19)
	12/2019			2,900		KRW	3,445,693	0	(21)
	12/2019			10,400		RUB	676,468	0	(64)
	12/2019			7,200		THB	220,099	7	0
	12/2019			1,500		TRY	8,977	50	0
	01/2020		MXN	411,845	$		20,493	0	(18)
	01/2020	$		2,930		MXN	57,406	0	(71)
	02/2020		HUF	5,538,902	$		18,732	557	0
	02/2020		PLN	3,323			848	18	0
	02/2020	$		29		PLN	111	0	(1)
MYI	10/2019		JPY	61,300	$		572	5	0
	10/2019	$		195		TRY	1,120	2	0
	12/2019		MYR	47,624	$		11,328	0	(20)
	12/2019		SGD	29,911			21,557	0	(103)
	12/2019	$		15,004		INR	1,090,838	292	0
RBC	10/2019		BRL	52,784			12,675	0	(29)
	10/2019		PEN	14,956			4,405	0	(30)
	10/2019	$		12,974		BRL	52,784	0	(270)
RYL	10/2019			858		COP	2,968,370	0	(5)
	10/2019			176		TRY	1,031	5	0
	01/2020		COP	2,968,370	$		854	5	0
	03/2020		CNH	112,946			15,663	0	(93)
SCX	10/2019		BRL	9,536			2,290	0	(5)
	10/2019		EUR	15,062			16,715	298	0
	10/2019		SEK	382,620			39,608	740	0
	10/2019		TRY	7,939			1,329	0	(70)
	10/2019	$		2,304		BRL	9,536	0	(9)
	10/2019			2,379		TRY	13,666	28	0
	11/2019		BRL	9,536	$		2,300	10	0
	12/2019		EUR	8,625			9,578	119	0
	12/2019		JPY	2,987,500			27,764	2	0
	12/2019		THB	243,217			7,900	0	(64)
	12/2019	$		11,176		IDR	162,408,050	167	0
	12/2019			5,118		SGD	7,097	22	0
	02/2020		PLN	66,552	$		16,978	351	0
	02/2020	$		101		PLN	392	0	(3)
SOG	12/2019			2,498		RUB	169,008	82	0
SSB	10/2019			106		ZAR	1,624	1	0
	11/2019		GBP	274	$		335	0	(3)
	11/2019	$		115		MXN	2,260	0	(1)
	12/2019		SGD	784	$		569	1	0
UAG	10/2019		AUD	4,216			2,837	0	(9)
	10/2019		JPY	176,800			1,643	8	0
	10/2019		RON	51,154			11,994	245	0
	10/2019	$		702		AUD	1,026	0	(9)
	10/2019			292		EUR	267	0	(1)
	10/2019			1,273		JPY	134,300	0	(31)
	10/2019			12,177		PEN	40,421	0	(195)
	10/2019			107		ZAR	1,636	1	0
	11/2019			1,646		JPY	176,800	0	(8)

Total Forward Foreign Currency Contracts								$10,677	$(8,006)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$	0.790	11/25/2019	6,000	$0	$0
	Call - OTC AUD versus USD		0.780	12/04/2019	66,000	5	0
	Call - OTC EUR versus USD		1.170	10/17/2019	10,000	1	0
	Call - OTC EUR versus USD		1.258	12/10/2019	10,000	1	0
	Call - OTC GBP versus USD		1.430	10/30/2019	36,000	4	1
	Call - OTC NZD versus USD		0.750	12/04/2019	24,000	2	0
	Put - OTC USD versus JPY	JPY	97.000	10/17/2019	25,000	3	1
	Put - OTC USD versus NOK	NOK	7.700	12/04/2019	22,000	2	0
	Put - OTC USD versus SEK	SEK	8.250	10/11/2019	8,100	1	0
	Put - OTC USD versus SEK		9.000	10/17/2019	14,000	1	0
BPS	Call - OTC NZD versus USD	$	0.780	11/08/2019	39,000	3	0
	Put - OTC USD versus NOK	NOK	6.550	11/08/2019	29,000	3	0
	Put - OTC USD versus SEK	SEK	7.300	11/08/2019	31,000	3	0
HUS	Call - OTC AUD versus USD	$	0.770	12/13/2019	20,000	1	0
	Call - OTC EUR versus USD		1.270	12/09/2019	5,000	1	0
	Call - OTC NZD versus USD		0.740	12/13/2019	22,000	1	0
	Call - OTC USD versus CAD	CAD	1.450	10/17/2019	30,000	3	0

Total Purchased Options						$35	$2

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.345%	Annual	11/23/2023	ILS 45,100	$0	$700	$700	$0
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW 15,888,200	70	394	464	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	29,618,300	352	237	589	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024	13,159,600	(169)	(199)	0	(368)
BPS	Receive	1-Year ILS-TELBOR	1.480	Annual	11/30/2023	ILS 46,000	0	(802)	0	(802)
	Pay	1-Year ILS-TELBOR	0.480	Annual	08/09/2024	18,700	0	31	31	0
	Pay	3-Month KRW-KORIBOR	2.178	Quarterly	09/19/2023	KRW 11,882,600	0	378	378	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024	27,844,000	(361)	(419)	0	(780)
	Receive(2)	3-Month KRW-KORIBOR	1.213	Quarterly	12/18/2024	36,023,000	0	(25)	0	(25)
CBK	Pay	1-Year ILS-TELBOR	0.850	Annual	03/21/2023	ILS 50,200	0	355	355	0
	Receive	1-Year ILS-TELBOR	1.373	Annual	09/07/2023	40,976	0	(506)	0	(506)
	Pay	1-Year ILS-TELBOR	1.202	Annual	09/19/2023	38,700	0	402	402	0
GLM	Receive	1-Year ILS-TELBOR	0.960	Annual	03/21/2023	107,200	0	(893)	0	(893)
	Receive	1-Year ILS-TELBOR	1.053	Annual	06/20/2023	7,370	0	(66)	0	(66)
	Pay	1-Year ILS-TELBOR	0.967	Annual	06/19/2024	26,500	0	240	240	0
HUS	Pay	1-Year ILS-TELBOR	0.805	Annual	03/21/2023	7,000	0	46	46	0
	Pay	1-Year ILS-TELBOR	0.853	Annual	03/21/2023	46,600	0	331	331	0
	Receive	1-Year ILS-TELBOR	1.035	Annual	03/25/2024	43,500	12	(469)	0	(457)
	Pay	1-Year ILS-TELBOR	0.350	Annual	09/18/2024	28,400	0	(10)	0	(10)
	Pay	3-Month KRW-KORIBOR	2.100	Quarterly	09/19/2023	KRW 28,592,600	0	836	836	0
	Receive	3-Month KRW-KORIBOR	1.965	Quarterly	03/20/2024	16,062,000	(130)	(320)	0	(450)
JPM	Pay	1-Year ILS-TELBOR	1.280	Annual	01/11/2024	ILS 184,220	0	2,624	2,624	0
SCX	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW 40,658,800	390	419	809	0

Total Swap Agreements							$164	$3,284	$7,805	$(4,357)

28	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$378	$2	$1,753	$2,133	$(805)	$0	$(368)	$(1,173)	$960	$(1,100)	$(140)
BPS	1,616	0	409	2,025	(796)	0	(1,607)	(2,403)	(378)	422	44
BRC	761	0	0	761	(218)	0	0	(218)	543	(510)	33
CBK	2,799	0	757	3,556	(1,603)	0	(506)	(2,109)	1,447	(1,180)	267
DUB	34	0	0	34	(24)	0	0	(24)	10	(600)	(590)
GLM	271	0	240	511	(1,387)	0	(959)	(2,346)	(1,835)	1,800	(35)
HUS	1,224	0	1,213	2,437	(1,477)	0	(917)	(2,394)	43	294	337
JPM	1,210	0	2,624	3,834	(738)	0	0	(738)	3,096	(2,770)	326
MYI	299	0	0	299	(123)	0	0	(123)	176	(10)	166
RBC	0	0	0	0	(329)	0	0	(329)	(329)	355	26
RYL	10	0	0	10	(98)	0	0	(98)	(88)	(110)	(198)
SCX	1,737	0	809	2,546	(151)	0	0	(151)	2,395	(2,070)	325
SOG	82	0	0	82	0	0	0	0	82	0	82
SSB	2	0	0	2	(4)	0	0	(4)	(2)	(10)	(12)
UAG	254	0	0	254	(253)	0	0	(253)	1	0	1

Total Over the Counter	$10,677	$2	$7,805	$18,484	$(8,006)	$0	$(4,357)	$(12,363)

(h)

Securities with an aggregate market value of $2,871 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$316	$0	$834	$0	$60	$1,210
Swap Agreements	0	0	0	0	975	975

	$316	$0	$834	$0	$1,035	$2,185

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Consolidated Schedule of Investments PIMCO TRENDS Managed Futures Strategy Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,677	$0	$10,677
Purchased Options	0	0	0	2	0	2
Swap Agreements	0	0	0	0	7,805	7,805

	$0	$0	$0	$10,679	$7,805	$18,484

	$316	$0	$834	$10,679	$8,840	$20,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$3,022	$0	$1,223	$0	$202	$4,447
Swap Agreements	0	0	0	0	1,049	1,049

	$3,022	$0	$1,223	$0	$1,251	$5,496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,006	$0	$8,006
Swap Agreements	0	0	0	0	4,357	4,357

	$0	$0	$0	$8,006	$4,357	$12,363

	$3,022	$0	$1,223	$8,006	$5,608	$17,859

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$3,111	$0	$(24,212)	$0	$17,335	$(3,766)
Swap Agreements	0	0	0	0	12,542	12,542

	$3,111	$0	$(24,212)	$0	$29,877	$8,776

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,070	$0	$2,070
Purchased Options	0	0	0	(104)	0	(104)
Swap Agreements	0	0	0	0	(18)	(18)

	$0	$0	$0	$1,966	$(18)	$1,948

	$3,111	$0	$(24,212)	$1,966	$29,859	$10,724

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(4,278)	$0	$(5,274)	$0	$(2,839)	$(12,391)
Swap Agreements	0	0	0	0	4,996	4,996

	$(4,278)	$0	$(5,274)	$0	$2,157	$(7,395)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,611	$0	$3,611
Purchased Options	0	0	0	(22)	0	(22)
Swap Agreements	0	0	0	0	1,775	1,775

	$0	$0	$0	$3,589	$1,775	$5,364

	$(4,278)	$0	$(5,274)	$3,589	$3,932	$(2,031)

30	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$57,762	$0	$57,762
Industrials	0	37,295	0	37,295
Utilities	0	13,558	0	13,558
U.S. Government Agencies	0	29,142	0	29,142
Non-Agency Mortgage-Backed Securities	0	1,537	0	1,537
Asset-Backed Securities	0	12,183	0	12,183
Sovereign Issues	0	12,508	0	12,508
Short-Term Instruments
Certificates of Deposit	0	1,000	0	1,000
Commercial Paper	0	992	0	992
Repurchase Agreements	0	251,828	0	251,828
U.S. Treasury Bills	0	24,662	0	24,662
	$0	$442,467	$0	$442,467

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$172,275	$0	$0	$172,275
Total Investments	$172,275	$442,467	$0	$614,742

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,210	975	0	2,185
Over the counter	0	18,484	0	18,484
	$1,210	$19,459	$0	$20,669

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4,447)	(1,049)	0	(5,496)
Over the counter	0	(12,363)	0	(12,363)
	$(4,447)	$(13,412)	$0	$(17,859)
Total Financial Derivative Instruments	$(3,237)	$6,047	$0	$2,810
Totals	$169,038	$448,514	$0	$617,552

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO TRENDS Managed Futures Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the

32	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Notes to Financial Statements (Cont.)

between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

34	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would

36	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred

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Notes to Financial Statements (Cont.)

securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing

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Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

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Notes to Financial Statements (Cont.)

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$61,847	$20,040	$0	$0	$25	$81,912	$1,140	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$80,585	$187,036	$(177,300)	$26	$16	$90,363	$1,135	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their

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obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

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value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

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Notes to Financial Statements (Cont.)

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full

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exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront

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Notes to Financial Statements (Cont.)

fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed

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income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Futures Contract Risk is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is ”qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered

48	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Notes to Financial Statements (Cont.)

transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

50	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

1.15%(1)	0.25%	0.35%	0.45%(2)	0.40%	0.40%

(1)

PIMCO has contractually agreed, effective July 31, 2019 through July 31, 2020, to waive its Investment Advisory Fee by 0.10% of the average daily net assets of the Fund. Prior to July 31, 2019, PIMCO contractually agreed to reduce its Investment Advisory Fee by 0.15% of the average daily net assets of the Fund.

(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Notes to Financial Statements (Cont.)

audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its Investment Advisory Fee for the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at September 30, 2019, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$797	$938	$756	$2,491

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

52	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund VIII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $497,565. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Purchases	Sales

$3,128	$1,003

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.”

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Notes to Financial Statements (Cont.)

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$6,515	$2,286	$8,719	$42,720

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	9,651	$96,694	31,116	$293,902

I-2	328	3,269	400	3,802

I-3	141	1,430	846	8,209	(a)

Class A	502	5,016	2,119	20,529

Class C	52	504	68	641

Issued as reinvestment of distributions

Institutional Class	677	6,704	301	2,903

I-2	6	62	2	17

I-3	11	105	2	21	(a)

Class A	62	608	17	159

Class C	2	17	0	1

Cost of shares redeemed

Institutional Class	(11,966)	(119,877)	(18,318)	(173,140)

I-2	(67)	(672)	(335)	(3,151)

I-3	(151)	(1,551)	(47)	(450	)(a)

Class A	(2,444)	(24,010)	(2,871)	(27,050)

Class C	(18)	(173)	(183)	(1,674)

Net increase (decrease) resulting from Fund share transactions	(3,214)	$(31,874)	13,117	$124,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

54	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

As of September 30, 2019, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 33% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on September 6, 2013, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on September 20, 2013, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 26.9% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2019, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations,

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Notes to Financial Statements (Cont.)

which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

56	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

September 30, 2019

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2019, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO TRENDS Managed Futures Strategy Fund	$20,129	$2,729

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$619,716	$40,873	$(22,103)	$18,770

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

17. SUBSEQUENT EVENTS

On November 5, 2019, the Board approved the liquidation of the Class C shares of PIMCO TRENDS Managed Futures Strategy Fund. The liquidation of the Class C shares is expected to occur on or about February 7, 2020. There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	HUS	HSBC Bank USA N.A.
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	MYI	Morgan Stanley & Co. International PLC
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	RYL	Royal Bank of Scotland PLC
BRC	Barclays Bank PLC	SCX	Standard Chartered Bank
CBK	Citibank N.A.	SOG	Societe Generale Paris
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
EUR	Euro	RON	Romanian New Leu
GBP	British Pound	RUB	Russian Ruble
HKD	Hong Kong Dollar	SEK	Swedish Krona
HUF	Hungarian Forint	SGD	Singapore Dollar
IDR	Indonesian Rupiah	THB	Thai Baht
ILS	Israeli Shekel	TRY	Turkish New Lira
INR	Indian Rupee	TWD	Taiwanese Dollar
JPY	Japanese Yen	USD (or $)	United States Dollar
KRW	South Korean Won	ZAR	South African Rand

Exchange Abbreviations:
BIST	Borsa Instanbul Exchange	OTC	Over the Counter
FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
BRENT	Brent Crude	TOPIX	Tokyo Price Index
DAX	Deutscher Aktien Index 30	ULSD	Ultra-Low Sulfur Diesel
FTSE/JSE	South African Performance Index	US0003M	3 Month USD Swap Rate
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	VSTOXX	Euro Stoxx 50 Volatility Index
SPI 200	Australian Equity Futures Index	WIG20	Capitalization-weighted Stock Market Index of the 20 largest companies on the Warsaw Stock Exchange
S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
BBR	Bank Bill Rate	NCUA	National Credit Union Administration
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
DAC	Designated Activity Company	PRIBOR	Prague Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate	RBOB	Reformulated Blendstock for Oxygenate Blending
HIBOR	Hong Kong Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International

58	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board

60	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

62	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at

64	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Approval of Investment Advisory Contract and Other Agreements (Cont.)

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to

66	PIMCO TRENDS MANAGED FUTURES STRATEGY FUND

(Unaudited)

receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4017SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Private Account Portfolio Series

PIMCO ABS and Short-Term Investments Portfolio

PIMCO EM Bond and Short-Term Investments Portfolio

PIMCO High Yield and Short-Term Investments Portfolio

PIMCO Investment Grade Credit Bond Portfolio

PIMCO Long Duration Credit Bond Portfolio

PIMCO Low Duration Portfolio

PIMCO Moderate Duration Portfolio

PIMCO Mortgage and Short-Term Investments Portfolio

PIMCO Municipal Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government and Short-Term Investments Portfolio

PIMCO International Portfolio

PIMCO Short Asset Portfolio

PIMCO Short-Term Floating NAV Portfolio III

		Page

Chairman’s Letter		2

Important Information About the Portfolios		4

Expense Examples		22

Benchmark Descriptions		23

Financial Highlights		24

Statements of Assets and Liabilities		28

Consolidated Statements of Assets and Liabilities		30

Statements of Operations		31

Consolidated Statements of Operations		34

Statements of Changes in Net Assets		35

Consolidated Statements of Changes in Net Assets		39

Statements of Cash Flows		40

Notes to Financial Statements		183

Glossary		207

Approval of Investment Advisory Contract and Other Agreements		208

Portfolio	Portfolio Summary	Schedule of Investments

PIMCO ABS and Short-Term Investments Portfolio	6	41

PIMCO EM Bond and Short-Term Investments Portfolio	7	51

PIMCO High Yield and Short-Term Investments Portfolio	8	59

PIMCO Investment Grade Credit Bond Portfolio	9	69

PIMCO Long Duration Credit Bond Portfolio	10	82

PIMCO Low Duration Portfolio	11	107

PIMCO Moderate Duration Portfolio	12	114

PIMCO Mortgage and Short-Term Investments Portfolio	13	122

PIMCO Municipal Portfolio	14	134

PIMCO Real Return Portfolio	15	137

PIMCO Short-Term Portfolio	16	141

PIMCO Short-Term Floating NAV Portfolio II	17	149

PIMCO U.S. Government and Short-Term Investments Portfolio	18	153

PIMCO International Portfolio(1)	19	158

PIMCO Short Asset Portfolio(1)	20	166

PIMCO Short-Term Floating NAV Portfolio III(1)	21	177

(1)	Consolidated Schedule of Investments

Chairman’s Letter

Dear Shareholder,

Following this letter is the Semiannual Report for the PIMCO Private Account Portfolio Series (the “Portfolios”), which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PRIVATE ACCOUNT PORTFOLIO SERIES

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Portfolios investments, please contact your account manager.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Portfolios

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO ABS and Short-Term Investments Portfolio, PIMCO EM Bond and Short-Term Investments Portfolio, PIMCO High Yield and Short-Term Investments Portfolio, PIMCO Investment Grade Credit Bond Portfolio, PIMCO Long Duration Credit Bond Portfolio, PIMCO Low Duration Portfolio, PIMCO Moderate Duration Portfolio, PIMCO Mortgage and Short-Term Investments Portfolio, PIMCO Municipal Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio II, PIMCO U.S. Government and Short-Term Investments Portfolio, PIMCO International Portfolio, PIMCO Short Asset Portfolio, and PIMCO Short-Term Floating NAV Portfolio III (each a “Portfolio” and collectively, the “Portfolios”).

We believe that bond portfolios have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond portfolios, and fixed income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. The Portfolios may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond portfolios and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, a Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s Offering Memorandum and in the Principal Risks in the Notes to the Financial Statements.

Classifications of Portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Portfolio’s compliance calculations, including those used in a Portfolio’s offering memorandum, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Portfolios are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Portfolio may have significant exposure to issuers in the United Kingdom. The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Portfolio or on certain instruments in which a Portfolio invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

4	PRIVATE ACCOUNT PORTFOLIO SERIES

A Portfolio may invest significantly in securities that are economically tied to Argentina and thus may be subject to various risks, such as political, economic, legal, market, and currency risks. Currently, investments in Argentina are particularly subject to effects from the country’s high inflation, economic instability, and political unrest.

On each individual Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Each Portfolio measures its performance against at least one broad-based securities market index (“benchmark index”). Benchmark indexes do not take into account fees, expenses or taxes. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. There is no assurance that any Portfolio, including any Portfolio that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Portfolio’s total return in excess of that of the Portfolio’s benchmark between reporting periods or 2) a Portfolio’s total return in excess of the Portfolio’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Portfolio’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Portfolio along with each Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Diversification Status
PIMCO ABS and Short-Term Investments Portfolio	10/31/00	Diversified
PIMCO EM Bond and Short-Term Investments Portfolio	04/03/98	Non-diversified
PIMCO High Yield and Short-Term Investments Portfolio	12/08/00	Diversified
PIMCO Investment Grade Credit Bond Portfolio	01/26/00	Diversified
PIMCO Long Duration Credit Bond Portfolio	12/22/08	Diversified
PIMCO Low Duration Portfolio	05/31/12	Diversified
PIMCO Moderate Duration Portfolio	07/31/12	Diversified
PIMCO Mortgage and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO Municipal Portfolio	08/21/00	Diversified
PIMCO Real Return Portfolio	04/28/00	Diversified
PIMCO Short-Term Portfolio	04/20/00	Diversified
PIMCO Short-Term Floating NAV Portfolio II	06/09/09	Diversified
PIMCO U.S. Government and Short-Term Investments Portfolio	01/31/00	Diversified
PIMCO International Portfolio	12/13/89	Non-diversified
PIMCO Short Asset Portfolio	05/01/17	Diversified
PIMCO Short-Term Floating NAV Portfolio III	03/12/12	Diversified

An investment in a Portfolio is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s Offering Memorandum, the Trust’s Offering Memorandum Supplement, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholder of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent Offering Memorandum or use a new Offering Memorandum or Offering Memorandum Supplement with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current Offering Memorandum or Offering Memorandum Supplement.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolios file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Portfolios’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and will be made available upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

Daily updates on the net asset value of a Portfolio may be obtained by calling (888) 87-PIMCO.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

PIMCO ABS and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Asset-Backed Securities	38.6%

U.S. Government Agencies	26.7%

Non-Agency Mortgage-Backed Securities	19.7%

Short-Term Instruments‡	14.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (10/31/00)
PIMCO ABS and Short-Term Investments Portfolio	2.31%	4.24%	4.13%	8.67%	7.03%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.51%
Bloomberg Barclays Asset-Backed Securities Index	2.61%	5.42%	2.25%	2.82%	3.86%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO ABS and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities and short-term investments, which may be represented by options, futures contracts, or swap agreements. Assets not invested in ABS or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to non-agency residential mortgage-backed securities and commercial mortgage-backed securities contributed to performance, as each asset class outperformed like-duration Treasuries.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury rates decreased.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) spread detracted from performance, as agency MBS spreads widened.

6	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO EM Bond and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2019†§

United States‡	46.7%

Qatar	11.7%

Brazil	9.1%

Mexico	6.2%

Cayman Islands	4.2%

Indonesia	3.8%

India	2.6%

Kazakhstan	2.2%

South Africa	1.7%

Argentina	1.1%

China	1.0%

Other	3.6%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/03/98)
PIMCO EM Bond and Short-Term Investments Portfolio	2.15%	9.97%	4.11%	5.64%	7.94%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.94%♦
Custom JPM ELMI+ Benchmark	0.28%	3.57%	(0.38)%	0.54%	4.84%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO EM Bond and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments that economically are tied to emerging market countries and short term investments, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Long exposure to Qatari sovereign and quasi-sovereign external debt contributed to performance, as the Qatari sub-index of the JP Morgan EMBI Global outperformed the broader index.

»	Long exposure to Brazilian corporate debt contributed to performance, as the Brazilian sub-index of the JP Morgan Corporate EMBI Diversified outperformed the broader index.

»	Long exposure to Argentine sovereign external debt detracted from performance, as the Argentine sub-index of the JP Morgan EMBI Global underperformed the broader index.

»	Short exposure to the Chinese yuan detracted from performance, as the Chinese local currency return sub-index outperformed the broader index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO High Yield and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	76.0%

Short-Term Instruments‡	10.7%

Loan Participations and Assignments	6.7%

Common Stocks	1.8%

Real Estate Investment Trusts	1.6%

Other	3.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/08/00)
PIMCO High Yield and Short-Term Investments Portfolio	2.35%	5.28%	7.82%	9.80%	8.09%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.49%♦
ICE BofAML U.S. High Yield, BB-B Rated Index	4.55%	7.88%	5.48%	7.65%	7.29%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO High Yield and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”) rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality, and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Portfolio may invest up to 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. Assets not invested in high yield securities or non-investment grade short-term investments may be invested in investment grade Fixed Income Instruments, including investment grade short-term investments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to the energy sector contributed to performance, as the sector underperformed the broader market.

»	Overweight exposure to the finance and insurance sector contributed to performance, as the sector outperformed the broader market.

»	Security selection in the technology sector contributed to performance, as the Portfolio’s technology positions outperformed the broader sector.

»	Security selection in the healthcare sector detracted from performance, as the Portfolio’s healthcare positions underperformed the broader sector.

»	Security selection in the finance and insurance sector detracted from performance, as the Portfolio’s finance and insurance positions underperformed the broader sector.

»	Underweight exposure to the telecommunications sector detracted from performance, as the sector outperformed the broader market.

8	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Investment Grade Credit Bond Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Banking & Finance	46.0%

Industrials	32.5%

U.S. Government Agencies	8.3%

Utilities	7.0%

U.S. Treasury Obligations	1.9%

Short-Term Instruments‡	1.3%

Other	3.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/26/00)
PIMCO Investment Grade Credit Bond Portfolio	3.53%	6.90%	3.90%	6.09%	7.28%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.67%♦
Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	7.78%	13.12%	4.77%	5.74%	6.21%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Investment Grade Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade fixed income securities of varying maturities, which may be represented by options, futures contracts or swap agreements. Assets not invested in investment grade fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Underweight exposure to the utilities sector contributed to performance, as the sector underperformed the broader investment grade market.

»	Overweight exposure to the healthcare sector, the gaming sector and the building materials sector contributed to performance, as these sectors outperformed the broader investment grade market.

»	Underweight exposure to the wirelines sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Long Duration Credit Bond Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	67.3%

U.S. Treasury Obligations	17.4%

U.S. Government Agencies	7.8%

Municipal Bonds & Notes	2.8%

Sovereign Issues	1.7%

Loan Participations and Assignments	1.3%

Other	0.9%

Short-Term Instruments‡	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/22/08)
PIMCO Long Duration Credit Bond Portfolio	13.37%	21.87%	7.92%	9.34%	9.34%
Bloomberg Barclays U.S. Long Credit Index	13.03%	19.91%	6.90%	7.78%	8.89%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Long Duration Credit Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to the financials sector and the wireless sector contributed to relative performance, as these sectors outperformed the market.

»	Underweight exposure to the utilities sector and the energy sector contributed to relative performance, as these sectors underperformed the market.

»	Tactical exposure to agency mortgage-backed securities detracted from performance, as spreads increased.

»	Short exposure to U.K. rates detracted from performance, as U.K. rates increased.

10	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Low Duration Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	30.5%

U.S. Government Agencies	26.7%

Corporate Bonds & Notes	23.5%

Asset-Backed Securities	7.4%

Non-Agency Mortgage-Backed Securities	6.1%

Short-Term Instruments	3.3%

Sovereign Issues	1.4%

Municipal Bonds & Notes	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Portfolio Inception (05/31/12)
PIMCO Low Duration Portfolio	2.14%	4.45%	1.81%	1.29%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	2.19%	4.64%	1.59%	1.35%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Low Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of asset-backed securities and investment grade corporate credit contributed to performance, as the asset classes posted positive total returns.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. yields decreased.

»	Overweight exposure to agency MBS detracted from performance, as spreads increased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO Moderate Duration Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	44.8%

Corporate Bonds & Notes	26.2%

U.S. Treasury Obligations	8.7%

Short-Term Instruments	6.4%

Non-Agency Mortgage-Backed Securities	6.2%

Asset-Backed Securities	4.5%

Municipal Bonds & Notes	2.2%

Sovereign Issues	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Portfolio Inception (07/31/12)
PIMCO Moderate Duration Portfolio	3.49%	7.70%	2.93%	2.12%
Bloomberg Barclays Intermediate Aggregate Bond Index	3.80%	8.08%	2.74%	2.25%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Portfolio seeks to provide income, consistent with the preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Positions in agency mortgage-backed securities detracted from relative performance, as excess return for these securities was negative.

»	Underweight exposure to U.S. duration detracted from relative performance, as U.S. interest rates decreased.

12	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Mortgage and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Government Agencies	86.3%

Asset-Backed Securities	7.0%

Non-Agency Mortgage-Backed Securities	5.7%

Short-Term Instruments‡	0.9%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO Mortgage and Short-Term Investments Portfolio	4.49%	11.47%	4.33%	4.62%	6.03%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.67%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	3.36%	7.80%	2.80%	3.16%	4.90%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Mortgage and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities and short-term investments, which may be represented by options, futures contracts, swap agreements or asset-backed securities. Assets not invested in mortgage-related securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to senior collateralized loan obligations (“CLOs”) contributed to performance, as CLO spreads decreased.

»	Exposure to commercial mortgage-backed securities and non-agency residential mortgage-backed securities contributed to performance, as each asset class outperformed like-duration Treasuries.

»	Overweight exposure to agency mortgage-backed securities (“MBS”) spread detracted from performance, as agency MBS spreads increased.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

PIMCO Municipal Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	14.9%

Ad Valorem Property Tax	10.0%

College & University Revenue	9.7%

Water Revenue	7.0%

Highway Revenue Tolls	7.0%

Port, Airport & Marina Revenue	6.2%

Income Tax Revenue	5.6%

Tobacco Settlement Funded	5.2%

Natural Gas Revenue	4.6%

General Fund	4.0%

Miscellaneous Revenue	3.0%

Lease Revenue	2.6%

Fuel Sales Tax Revenue	1.9%

Hotel Occupancy Tax	1.9%

Lease (Appropriation)	1.4%

Sales Tax Revenue	1.1%

Lease (Abatement)	1.0%

Other	3.3%

Short-Term Instruments‡	5.8%

Corporate Bonds & Notes	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (08/21/00)
PIMCO Municipal Portfolio	5.99%	11.25%	4.98%	5.72%	4.73%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.55%♦
Bloomberg Barclays Long Municipal Bond Index	5.60%	11.30%	5.14%	5.56%	5.78%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Municipal Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts or swap agreements. Assets not invested in Municipal Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may also invest in securities issued by entities whose underlying assets are Municipal Securities, including without limitation, residual interest bonds. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Select exposure within the education sector contributed to performance.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields fell over the period.

»	Underweight exposure to the transportation sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the housing sector detracted from performance, as the sector outperformed the general municipal market.

14	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Real Return Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	99.8%

Non-Agency Mortgage-Backed Securities	0.1%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/28/00)
PIMCO Real Return Portfolio	6.91%	11.89%	4.11%	4.62%	6.15%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.62%♦
Bloomberg Barclays U.S. TIPS Index	4.25%	7.13%	2.45%	3.46%	5.33%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	The Portfolio’s construction, which is structurally overweight U.S. TIPS, contributed to relative performance, as U.S. TIPS posted positive returns.

»	Overweight exposure to U.S. real duration over the majority of the reporting period contributed to relative performance, as U.S. real yields generally decreased.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) over the majority of the reporting period detracted from relative performance, as U.S. BEI spreads generally decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

PIMCO Short-Term Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Asset-Backed Securities	34.8%

U.S. Government Agencies	28.6%

Short-Term Instruments‡	18.9%

Non-Agency Mortgage-Backed Securities	16.7%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (04/20/00)
PIMCO Short-Term Portfolio	1.81%	3.70%	3.15%	4.98%	4.08%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.62%♦
3 Month USD LIBOR Index	1.24%	2.56%	1.27%	0.80%	2.05%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to performance, as U.S. yields decreased.

»	Select holdings of securitized assets contributed to performance, as the asset class posted positive total returns.

»	Overweight exposure to agency mortgage-backed securities detracted from performance, as spreads increased.

16	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Repurchase Agreements	62.9%

Corporate Bonds & Notes	21.7%

Commercial Paper	5.6%

Sovereign Issues	5.6%

Certificates of Deposit	1.9%

U.S. Government Agencies	1.0%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	1.27%	2.56%	1.25%	0.77%	0.75%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	0.50%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio II seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, as the Portfolio generated a higher carry versus its benchmark.

»	Holdings of investment grade corporate credit, specifically utilities, detracted from performance due to security selection.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

PIMCO U.S. Government and Short-Term Investments Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	86.4%

U.S. Government Agencies	7.3%

Non-Agency Mortgage-Backed Securities	4.0%

Short-Term Instruments‡	2.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (01/31/00)
PIMCO U.S. Government and Short-Term Investments Portfolio	14.87%	30.64%	6.18%	5.07%	7.80%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	1.67%
Bloomberg Barclays Government Bond Index	5.44%	10.40%	2.90%	3.00%	4.70%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO U.S. Government and Short-Term Investments Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. Government Securities of varying maturities, or in securities that provide exposure to the U.S. Government Securities sector, such as mortgage-backed securities (“MBS” ) and short-term investments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities or short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Generally, such investments will be used to cover forward exposure and have an aggregate duration that normally will not exceed one year. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to performance, as U.S. rates decreased.

18	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO International Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Geographic Breakdown as of September 30, 2019†§

United States‡	38.1%

Spain	16.1%

Denmark	11.7%

Finland	5.5%

Austria	4.1%

Japan	1.8%

Canada	1.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Portfolio Inception (12/13/89)
PIMCO International Portfolio	(4.00)%	(19.46)%	(4.74)%	1.93%	5.98%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.52%	2.82%♦
JPMorgan GBI Global ex-US Index Hedged in USD	6.75%	12.68%	5.16%	4.71%	6.16%♦

All Portfolio returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of Fixed Income Instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”) or asset-backed securities (“ABS”). “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to duration in periphery eurozone countries towards the end of the reporting period, specifically Italy, contributed to relative performance, as yields decreased.

»	Overweight exposure to core eurozone duration contributed to relative performance as core eurozone yields — as shown by the euro swaps curve — decreased.

»	Long exposure to the Japanese yen contributed to relative performance, as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to duration in the United Kingdom, Australia and Japan detracted from relative performance, as yields decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

PIMCO Short Asset Portfolio

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Corporate Bonds & Notes	58.0%

U.S. Government Agencies	12.5%

Asset-Backed Securities	11.0%

Short-Term Instruments	9.9%

Non-Agency Mortgage-Backed Securities	3.4%

Sovereign Issues	2.9%

U.S. Treasury Obligations	2.2%

Municipal Bonds & Notes	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	Portfolio Inception (05/01/17)
PIMCO Short Asset Portfolio	1.54%	2.66%	2.48%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	1.79%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short Asset Portfolio seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Select holdings of non-agency securitized assets contributed to performance, as the asset class posted positive total returns.

20	PRIVATE ACCOUNT PORTFOLIO SERIES

PIMCO Short-Term Floating NAV Portfolio III

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Portfolio commenced operations.

Allocation Breakdown as of September 30, 2019†§

Repurchase Agreements	31.4%

Corporate Bonds & Notes	27.1%

Japan Treasury Bills	18.8%

Sovereign Issues	9.1%

U.S. Treasury Obligations	4.7%

Commercial Paper	4.3%

Certificates of Deposit	2.4%

Short-Term Notes	1.5%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Portfolio Inception (03/12/12)
PIMCO Short-Term Floating NAV Portfolio III	1.32%	2.66%	1.41%	1.06%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.65%

All Portfolio returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index. Performance current to the most recent month-end can be obtained by calling (888) 87-PIMCO.

Investment Objective and Strategy Overview

PIMCO Short-Term Floating NAV Portfolio III seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Portfolio strategies may change from time to time. Please refer to the Portfolio’s current offering memorandum for more information regarding the Portfolio’s strategy.

Portfolio Insights

The following affected performance during the reporting period:

»	U.S. interest rate strategies contributed to relative performance, as the Portfolio generated a higher carry versus its benchmark.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period^*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period^*	Net Annualized Expense Ratio^**
PIMCO ABS and Short-Term Investments Portfolio	$1,000.00	$1,023.10	$0.25	$1,000.00	$1,024.75	$0.25	0.05%
PIMCO EM Bond and Short-Term Investments Portfolio	1,000.00	1,021.50	0.66	1,000.00	1,024.35	0.66	0.13
PIMCO High Yield and Short-Term Investments Portfolio	1,000.00	1,023.50	0.40	1,000.00	1,024.60	0.40	0.08
PIMCO Investment Grade Credit Bond Portfolio	1,000.00	1,035.30	0.31	1,000.00	1,024.70	0.30	0.06
PIMCO Long Duration Credit Bond Portfolio	1,000.00	1,133.70	3.09	1,000.00	1,022.10	2.93	0.58
PIMCO Low Duration Portfolio	1,000.00	1,021.40	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Moderate Duration Portfolio	1,000.00	1,034.90	0.31	1,000.00	1,024.70	0.30	0.06
PIMCO Mortgage and Short-Term Investments Portfolio	1,000.00	1,044.90	3.63	1,000.00	1,021.45	3.59	0.71
PIMCO Municipal Portfolio	1,000.00	1,059.90	0.26	1,000.00	1,024.75	0.25	0.05
PIMCO Real Return Portfolio	1,000.00	1,069.10	7.81	1,000.00	1,017.45	7.62	1.51
PIMCO Short-Term Portfolio	1,000.00	1,018.10	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO Short-Term Floating NAV Portfolio II	1,000.00	1,012.70	0.25	1,000.00	1,024.75	0.25	0.05
PIMCO U.S. Government and Short-Term Investments Portfolio	1,000.00	1,148.70	4.30	1,000.00	1,021.00	4.04	0.80
PIMCO International Portfolio (Consolidated)	1,000.00	960.00	0.88	1,000.00	1,024.10	0.91	0.18
PIMCO Short Asset Portfolio (Consolidated)	1,000.00	1,015.40	0.00	1,000.00	1,025.00	0.00	0.00
PIMCO Short-Term Floating NAV Portfolio III (Consolidated)	1,000.00	1,013.20	0.00	1,000.00	1,025.00	0.00	0.00

^ A zero Balance may reflect actual amounts rounding to less than $0.01 or 0.01%.

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

22	PRIVATE ACCOUNT PORTFOLIO SERIES

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	The Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index is the 1-3 Yr component of the U.S. Government/Credit index. The Bloomberg Barclays Government/Credit Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Asset-Backed Securities Index	Bloomberg Barclays Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included.

Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher)	Bloomberg Barclays Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered.

Bloomberg Barclays Government Bond Index	Bloomberg Barclays Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more.

Bloomberg Barclays Intermediate Aggregate Bond Index	Bloomberg Barclays Intermediate Aggregate Bond Index is the Intermediate component of the U.S. Aggregate Index. The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays Long Municipal Bond Index	Bloomberg Barclays Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus.

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML U.S. High Yield, BB-B Rated Index	ICE BofAML U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to 1/97, data represents that of ICE BofAML High Yield Cash Pay, BB-B rated. ICE BofAML High Yield Cash Pay, BB-B rated is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO ABS and Short-Term Investments Portfolio

04/01/2019 - 09/30/2019+	$12.66	$0.25	$0.04	$0.29	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2019	12.70	0.50	(0.01)	0.49	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.50	0.43	0.21	0.64	(0.44)	0.00	0.00	(0.44)

03/31/2017	12.22	0.45	0.32	0.77	(0.49)	0.00	0.00	(0.49)

03/31/2016	12.35	0.37	(0.17)	0.20	(0.33)	0.00	0.00	(0.33)

03/31/2015	12.24	0.35	0.14	0.49	(0.38)	0.00	0.00	(0.38)

PIMCO EM Bond and Short-Term Investments Portfolio

04/01/2019 - 09/30/2019+	$9.75	$0.19	$0.02	$0.21	$0.00	$0.00	$0.00	$0.00

03/31/2019	10.38	0.48	(0.45)	0.03	(0.34)	(0.32)	0.00	(0.66)

03/31/2018	9.88	0.40	0.17	0.57	(0.07)	0.00	0.00	(0.07)

03/31/2017	9.33	0.46	0.10	0.56	(0.01)	0.00	0.00	(0.01)

03/31/2016	9.78	0.48	0.10	0.58	(1.03)	0.00	0.00	(1.03)

03/31/2015	10.12	0.43	(0.21)	0.22	(0.56)	0.00	0.00	(0.56)

PIMCO High Yield and Short-Term Investments Portfolio

04/01/2019 - 09/30/2019+	$7.76	$0.25	$(0.07)	$0.18	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2019	7.77	0.52	0.01	0.53	(0.54)	0.00	0.00	(0.54)

03/31/2018	7.82	0.51	(0.01)	0.50	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.99	0.67	0.78	1.45	(0.62)	0.00	0.00	(0.62)

03/31/2016	7.49	0.50	(0.38)	0.12	(0.62)	0.00	0.00	(0.62)

03/31/2015	7.72	0.72	(0.46)	0.26	(0.49)	0.00	0.00	(0.49)

PIMCO Investment Grade Credit Bond Portfolio

04/01/2019 - 09/30/2019+	$9.52	$0.18	$0.15	$0.33	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	9.42	0.35	0.08	0.43	(0.31)	(0.02)	0.00	(0.33)

03/31/2018	9.67	0.33	(0.02)	0.31	(0.39)	(0.17)	0.00	(0.56)

03/31/2017	9.51	0.40	0.22	0.62	(0.46)	0.00	0.00	(0.46)

03/31/2016	10.15	0.42	(0.40)	0.02	(0.45)	(0.21)	0.00	(0.66)

03/31/2015	10.68	0.40	(0.04)	0.36	(0.48)	(0.41)	0.00	(0.89)

PIMCO Long Duration Credit Bond Portfolio

04/01/2019 - 09/30/2019+	$11.72	$0.27	$1.28	$1.55	$(0.36)	$0.00	$0.00	$(0.36)

03/31/2019	11.61	0.52	0.17	0.69	(0.50)	(0.08)	0.00	(0.58)

03/31/2018	11.56	0.57	0.26	0.83	(0.67)	(0.11)	0.00	(0.78)

03/31/2017	11.44	0.61	0.21	0.82	(0.59)	(0.11)	0.00	(0.70)

03/31/2016	12.65	0.64	(0.88)	(0.24)	(0.64)	(0.33)	0.00	(0.97)

03/31/2015	11.76	0.61	0.97	1.58	(0.59)	(0.10)	0.00	(0.69)

PIMCO Low Duration Portfolio

04/01/2019 - 09/30/2019+	$9.88	$0.13	$0.08	$0.21	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	9.78	0.24	0.06	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.84	0.19	(0.10)	0.09	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.83	0.15	(0.02)	0.13	(0.12)	0.00	0.00	(0.12)

03/31/2016	9.88	0.12	(0.06)	0.06	(0.11)	0.00	0.00	(0.11)

03/31/2015	9.87	0.09	0.04	0.13	(0.12)	0.00	(0.00)	(0.12)

PIMCO Moderate Duration Portfolio

04/01/2019 - 09/30/2019+	$9.98	$0.15	$0.20	$0.35	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	9.78	0.27	0.17	0.44	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.88	0.21	(0.13)	0.08	(0.18)	0.00	0.00	(0.18)

03/31/2017	9.97	0.17	(0.06)	0.11	(0.16)	(0.04)	0.00	(0.20)

03/31/2016	9.93	0.17	0.05	0.22	(0.17)	(0.01)	0.00	(0.18)

03/31/2015	9.72	0.15	0.23	0.38	(0.17)	0.00	0.00	(0.17)

PIMCO Mortgage and Short-Term Investments Portfolio

04/01/2019 - 09/30/2019+	$10.89	$0.20	$0.28	$0.48	$(0.32)	$0.00	$0.00	$(0.32)

03/31/2019	10.54	0.36	0.36	0.72	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.78	0.33	(0.13)	0.20	(0.44)	0.00	0.00	(0.44)

03/31/2017	11.00	0.32	(0.20)	0.12	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.00	0.28	0.17	0.45	(0.45)	0.00	0.00	(0.45)

03/31/2015	10.68	0.25	0.44	0.69	(0.37)	0.00	0.00	(0.37)

24	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.71	2.31%	$4,835,820	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.88	%*	172%

12.66	3.90	4,640,619	0.06		0.06		0.05		0.05		3.92		157

12.70	5.16	4,432,251	0.05		0.05		0.05		0.05		3.40		234

12.50	6.37	3,559,098	0.05		0.05		0.05		0.05		3.58		204

12.22	1.59	2,114,311	0.05		0.05		0.05		0.05		2.98		66

12.35	4.00	1,583,150	0.05		0.05		0.05		0.05		2.83		96

$9.96	2.15%	$481,997	0.13	%*	0.13	%*	0.12	%*	0.12	%*	3.75	%*	28%

9.75	0.49	458,684	0.17		0.17		0.12		0.12		4.93		45

10.38	5.86	656,406	0.13		0.13		0.12		0.12		4.00		32

9.88	6.04	685,703	0.13		0.13		0.12		0.12		4.71		41

9.33	6.71	763,986	0.13		0.13		0.12		0.12		5.05		37

9.78	2.21	738,703	0.12		0.12		0.12		0.12		4.16		45

$7.56	2.35%	$498,805	0.08	%*	0.08	%*	0.05	%*	0.05	%*	6.42	%*	9%

7.76	7.09	527,105	0.12		0.12		0.05		0.05		6.67		21

7.77	6.41	538,098	0.26		0.26		0.05		0.05		6.44		39

7.82	21.29	635,591	0.15		0.15		0.06		0.06		8.72		44

6.99	1.72	582,727	0.12		0.12		0.05		0.05		6.89		48

7.49	3.45	451,288	0.40		0.40		0.05		0.05		9.37		78

$9.68	3.53%	$2,898,610	0.06	%*	0.06	%*	0.05	%*	0.05	%*	3.78	%*	69%

9.52	4.71	2,642,701	0.06		0.06		0.05		0.05		3.73		81

9.42	3.23	1,982,065	0.06		0.06		0.05		0.05		3.42		142

9.67	6.61	1,773,544	0.16		0.16		0.05		0.05		4.11		134

9.51	0.29	2,045,450	0.11		0.11		0.05		0.05		4.29		102

10.15	3.48	2,388,181	0.05		0.05		0.05		0.05		3.74		63

$12.91	13.37%	$24,096,688	0.58	%*	0.58	%*	0.05	%*	0.05	%*	4.41	%*	68%

11.72	6.33	22,213,393	0.31		0.31		0.05		0.05		4.66		80

11.61	7.05	18,826,049	0.30		0.30		0.05		0.05		4.72		72

11.56	7.33	17,322,078	0.20		0.20		0.05		0.05		5.13		97

11.44	(1.35)	18,319,516	0.13		0.13		0.05		0.05		5.46		76

12.65	13.79	20,665,768	0.07		0.07		0.05		0.05		4.92		52

$9.94	2.14%	$1,000,929	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.67	%*	75%

9.88	3.15	928,672	0.06		0.06		0.05		0.05		2.50		201

9.78	0.92	584,046	0.09		0.09		0.05		0.05		1.89		278

9.84	1.35	381,430	0.05		0.05		0.05		0.05		1.49		312

9.83	0.62	142,590	0.05		0.05		0.05		0.05		1.23		65

9.88	1.33	356,484	0.05		0.05		0.05		0.05		0.87		333

$10.18	3.49%	$2,966,705	0.06	%*	0.06	%*	0.05	%*	0.05	%*	2.87	%*	190%

9.98	4.59	2,616,444	0.06		0.06		0.05		0.05		2.79		461

9.78	0.83	1,672,502	0.05		0.05		0.05		0.05		2.11		515

9.88	1.03	1,371,841	0.05		0.05		0.05		0.05		1.73		566

9.97	2.27	4,255,848	0.05		0.05		0.05		0.05		1.73		365

9.93	3.89	514,758	0.05		0.05		0.05		0.05		1.49		378

$11.05	4.49%	$1,647,911	0.71	%*	0.71	%*	0.05	%*	0.05	%*	3.61	%*	714%

10.89	6.96	2,644,811	0.17		0.17		0.05		0.05		3.40		1,133

10.54	1.80	1,957,803	0.09		0.09		0.05		0.05		3.01		1,179

10.78	1.06	2,087,307	0.07		0.07		0.05		0.05		2.91		1,472

11.00	4.26	1,782,526	0.07		0.07		0.05		0.05		2.57		1,356

11.00	6.54	2,643,384	0.05		0.05		0.05		0.05		2.26		1,742

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Municipal Portfolio

04/01/2019 - 09/30/2019+	$6.98	$0.13	$0.29	$0.42	$(0.17)	$0.00	$0.00	$(0.17)

03/31/2019	7.12	0.31	0.07	0.38	(0.45)	(0.07)	0.00	(0.52)

03/31/2018	7.26	0.35	(0.18)	0.17	(0.31)	0.00	0.00	(0.31)

03/31/2017	7.59	0.37	(0.22)	0.15	(0.33)	(0.15)	0.00	(0.48)

03/31/2016	8.23	0.39	(0.05)	0.34	(0.64)	(0.34)	0.00	(0.98)

03/31/2015	8.08	0.39	0.43	0.82	(0.52)	(0.15)	0.00	(0.67)

PIMCO Real Return Portfolio

04/01/2019 - 09/30/2019+	$7.68	$0.18	$0.35	$0.53	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2019	8.76	0.16	0.15	0.31	(0.69)	(0.70)	0.00	(1.39)

03/31/2018	8.90	0.26	(0.07)	0.19	(0.33)	0.00	0.00	(0.33)

03/31/2017	9.11	0.37	(0.10)	0.27	(0.48)	0.00	0.00	(0.48)

03/31/2016	8.95	0.20	0.04	0.24	(0.08)	0.00	0.00	(0.08)

03/31/2015	9.03	0.11	0.19	0.30	(0.38)	0.00	0.00	(0.38)

PIMCO Short-Term Portfolio

04/01/2019 - 09/30/2019+	$9.47	$0.16	$0.01	$0.17	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2019	9.47	0.33	0.02	0.35	(0.35)	0.00	0.00	(0.35)

03/31/2018	9.48	0.23	0.14	0.37	(0.38)	0.00	0.00	(0.38)

03/31/2017	9.33	0.26	0.15	0.41	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.54	0.22	(0.11)	0.11	(0.32)	0.00	0.00	(0.32)

03/31/2015	9.60	0.25	(0.06)	0.19	(0.25)	0.00	0.00	(0.25)

PIMCO Short-Term Floating NAV Portfolio II

04/01/2019 - 09/30/2019+	$10.01	$0.13	$0.00	$0.13	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2019	10.01	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.01	0.14	0.00	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.01	0.08	0.00	0.08	(0.08)	(0.00)	0.00	(0.08)

03/31/2016	10.01	0.04	0.00	0.04	(0.04)	(0.00)	0.00	(0.04)

03/31/2015	10.01	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

PIMCO U.S. Government and Short-Term Investments Portfolio

04/01/2019 - 09/30/2019+	$9.30	$0.12	$1.26	$1.38	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2019	8.73	0.22	0.64	0.86	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.78	0.21	(0.09)	0.12	(0.17)	0.00	0.00	(0.17)

03/31/2017	9.03	0.23	(0.27)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	9.67	0.29	(0.61)	(0.32)	(0.32)	0.00	0.00	(0.32)

03/31/2015	8.82	0.17	0.82	0.99	(0.14)	0.00	0.00	(0.14)

PIMCO International Portfolio (Consolidated)

04/01/2019 - 09/30/2019+	$6.43	$0.01	$(0.27)	$(0.26)	$(0.02)	$0.00	$0.00	$(0.02)

03/31/2019	7.58	0.05	(1.18)	(1.13)	0.00	0.00	(0.02)	(0.02)

03/31/2018	7.68	0.04	(0.14)	(0.10)	0.00	0.00	0.00	0.00

03/31/2017	7.97	0.05	(0.34)	(0.29)	0.00	0.00	0.00	0.00

03/31/2016~	10.04	0.06	(1.02)	(0.96)	(1.11)	0.00	0.00	(1.11)

03/31/2015~	9.14	0.12	1.08	1.20	(0.30)	0.00	0.00	(0.30)

PIMCO Short Asset Portfolio (Consolidated)

04/01/2019 - 09/30/2019+	$9.95	$0.14	$0.01	$0.15	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2019	10.00	0.26	0.00	0.26	(0.29)	(0.02)	0.00	(0.31)

05/01/2017 - 03/31/2018	10.00	0.17	0.01	0.18	(0.18)	0.00	0.00	(0.18)

PIMCO Short-Term Floating NAV Portfolio III (Consolidated)

04/01/2019 - 09/30/2019+	$9.89	$0.11	$0.02	$0.13	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2019	9.88	0.21	0.04	0.25	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.89	0.11	0.03	0.14	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.88	0.07	0.04	0.11	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.92	0.06	(0.01)	0.05	(0.09)	0.00	0.00	(0.09)

03/31/2015	9.99	0.06	(0.02)	0.04	(0.11)	0.00	0.00	(0.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.23	5.99%	$155,437	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.73	%*	20%

6.98	5.60	143,810	0.05		0.05		0.05		0.05		4.52		54

7.12	2.39	139,710	0.05		0.05		0.05		0.05		4.87		25

7.26	2.09	144,501	0.05		0.05		0.05		0.05		4.94		0

7.59	4.48	152,110	0.05		0.05		0.05		0.05		4.85		22

8.23	10.41	164,087	0.06		0.06		0.05		0.05		4.66		2

$8.13	6.91%	$713,743	1.51	%*	1.51	%*	0.05	%*	0.05	%*	4.42	%*	16%

7.68	4.44	251,428	1.23		1.23		0.05		0.05		1.94		10

8.76	2.11	41,522	0.66		0.66		0.05		0.05		2.88		183

8.90	3.04	482,644	0.58		0.58		0.05		0.05		4.05		149

9.11	2.76	1,227,505	0.28		0.28		0.05		0.05		2.25		127

8.95	3.38	1,501,480	0.09		0.09		0.05		0.05		1.17		139

$9.43	1.81%	$560,204	0.05	%*	0.05	%*	0.05	%*	0.05	%*	3.44	%*	188%

9.47	3.76	603,396	0.07		0.07		0.05		0.05		3.46		125

9.47	3.94	535,420	0.05		0.05		0.05		0.05		2.43		209

9.48	4.40	658,442	0.05		0.05		0.05		0.05		2.69		121

9.33	1.15	674,143	0.05		0.05		0.05		0.05		2.29		7

9.54	2.01	1,194,737	0.05		0.05		0.05		0.05		2.59		52

$10.01	1.27%	$6,806,257	0.05	%*	0.05	%*	0.05	%*	0.05	%*	2.50	%*	40%

10.01	2.35	6,030,159	0.05		0.05		0.05		0.05		2.30		69

10.01	1.33	4,071,061	0.05		0.05		0.05		0.05		1.36		108

10.01	0.85	5,006,020	0.05		0.05		0.05		0.05		0.82		103

10.01	0.37	4,445,929	0.05		0.05		0.05		0.05		0.37		68

10.01	0.19	5,555,410	0.05		0.05		0.05		0.05		0.20		68

$10.59	14.87%	$2,138,412	0.80	%*	0.80	%*	0.05	%*	0.05	%*	2.49	%*	9%

9.30	10.16	1,427,336	0.50		0.50		0.05		0.05		2.57		12

8.73	1.36	2,533,954	0.05		0.05		0.05		0.05		2.36		50

8.78	(0.45)	2,152,196	0.19		0.19		0.05		0.05		2.57		33

9.03	(3.22)	2,007,530	0.25		0.25		0.05		0.05		3.19		95

9.67	11.29	2,203,702	0.06		0.06		0.05		0.05		1.82		104

$6.15	(4.00)%	$524,867	0.18	%*	0.18	%*	0.12	%*	0.12	%*	0.39	%*	28%

6.43	(14.89)	556,580	0.19		0.19		0.12		0.12		0.75		0

7.58	(1.30)	674,406	0.13		0.13		0.12		0.12		0.49		91

7.68	(3.64)	694,954	0.13		0.13		0.12		0.12		0.68		122

7.97	(7.70)	829,855	0.12		0.12		0.12		0.12		0.71		404

10.04	13.27	1,063,915	0.12		0.12		0.12		0.12		1.27		156

$9.95	1.54%	$13,956,708	0.00	%*	0.00	%*	0.00	%*	0.00	%*	2.88	%*	32%

9.95	2.56	13,733,909	0.00		0.00		0.00		0.00		2.63		46

10.00	1.88	15,673,962	0.00	*	0.00	*	0.00	*	0.00	*	1.81	*	29

$9.89	1.32%	$11,294,831	0.00	%*	0.00	%*	0.00	%*	0.00	%*	2.15	%*	147%

9.89	2.47	13,290,838	0.00		0.00		0.00		0.00		2.12		197

9.88	1.47	21,178,114	0.01		0.01		0.00		0.00		1.10		112

9.89	1.05	23,928,033	0.01		0.01		0.00		0.00		0.74		308

9.88	0.59	18,434,787	0.01		0.01		0.00		0.00		0.61		146

9.92	0.31	36,450,693	0.00		0.00		0.00		0.00		0.58		101

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio

Assets:

Investments, at value
Investments in securities*	$5,188,432	$257,299	$464,038	$3,072,491	$30,665,539	$1,046,270	$3,641,755
Investments in Affiliates	854,359	212,670	40,538	29,226	277	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	136	211	44	169	8,784	35	4
Over the counter	5,127	1,402	546	85	27,819	2	0
Cash	0	1	270	1	73	1	0
Deposits with counterparty	16,156	364	10,161	50,188	16,439	1,122	804
Foreign currency, at value	0	565	255	1	16,112	0	0
Receivable for investments sold	24	0	77	18,541	781,594	1,327	100,406
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	0	0
Receivable for TBA investments sold	1,089,153	0	0	203,634	2,536,743	11,517	671,348
Receivable for Portfolio shares sold	44,800	14,423	340	2,250	91,647	0	0
Interest and/or dividends receivable	7,147	3,153	6,881	24,833	274,501	4,384	13,710
Dividends receivable from Affiliates	1,627	393	79	112	85	0	0
Reimbursement receivable from PIMCO	0	0	0	0	0	0	0
Other assets	338	1	6	1	0	0	0
Total Assets	7,207,299	490,482	523,235	3,401,532	34,419,613	1,064,658	4,428,027

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$11,184	$18,432	$5,287,814	$0	$0
Payable for sale-buyback transactions	0	0	0	9,562	95,776	0	0
Payable for short sales	0	0	11,373	6,388	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	25	179	170	33	2,343	22	0
Over the counter	2,248	4,067	639	243	23,850	0	0
Payable for investments purchased	45,221	19	0	19,197	75,763	18,441	205,157
Payable for investments in Affiliates purchased	1,627	393	79	112	85	0	0
Payable for investments purchased on a delayed-delivery basis	0	0	0	0	0	0	8,560
Payable for TBA investments purchased	2,314,729	0	0	444,464	4,757,261	45,080	1,245,763
Deposits from counterparty	6,142	3,142	436	711	15,639	140	1,007
Payable for Portfolio shares redeemed	1,300	640	530	3,670	63,380	0	0
Distributions payable	0	0	0	0	0	0	0
Overdraft due to custodian	2	0	0	0	0	0	703
Accrued investment advisory fees	74	7	7	44	372	15	45
Accrued supervisory and administrative fees	111	36	11	66	559	23	68
Other liabilities	0	2	1	0	83	8	19
Total Liabilities	2,371,479	8,485	24,430	502,922	10,322,925	63,729	1,461,322

Net Assets	$4,835,820	$481,997	$498,805	$2,898,610	$24,096,688	$1,000,929	$2,966,705

Net Assets Consist of:

Paid in capital	$4,687,689	$493,104	$515,649	$2,805,762	$20,528,435	$996,074	$2,899,968
Distributable earnings (accumulated loss)	148,131	(11,107)	(16,844)	92,848	3,568,253	4,855	66,737

Net Assets	$4,835,820	$481,997	$498,805	$2,898,610	$24,096,688	$1,000,929	$2,966,705

Shares Issued and Outstanding	380,474	48,382	65,981	299,504	1,866,150	100,696	291,499

Net Asset Value Per Share Outstanding:	$12.71	$9.96	$7.56	$9.68	$12.91	$9.94	$10.18

Cost of investments in securities	$5,076,389	$266,078	$469,990	$2,953,239	$27,582,173	$1,037,919	$3,591,996
Cost of investments in Affiliates	$853,534	$212,459	$40,911	$29,226	$277	$0	$0
Cost of foreign currency held	$0	$582	$255	$1	$16,265	$0	$0
Proceeds received on short sales	$0	$0	$10,998	$6,364	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$(22,095)	$(4,699)	$6,008	$(1,608)	$25,938	$152	$149

* Includes repurchase agreements of:	$1,796	$20,871	$12,041	$11,286	$221,380	$32,032	$225,222

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$4,658,961	$148,268	$1,088,091	$578,419	$7,677,524	$2,376,548
20,894	8,566	411	133,543	0	43,512

113	0	0	19	0	311
4,638	0	325	936	0	0
0	0	1	0	0	1
19,718	0	0	517	4,026	3,707
0	0	10	0	1	0
1,080	0	158	170	0	871
28,746	0	0	0	0	0
2,922,816	0	0	173,788	0	59,200
1,510	100	680	0	121,900	2,120
7,294	1,796	1,848	951	11,092	13,787
18	9	1	208	0	39
1	0	0	0	0	0
130	0	1	99	0	43
7,665,919	158,739	1,091,526	888,650	7,814,543	2,500,139

$379,658	$0	$376,170	$0	$0	$213,063
28,732	0	0	0	0	83,984
93,515	0	0	7,103	0	20,814

99	0	0	35	0	1,917
1,852	0	3	29	0	0
139,599	3,117	0	23,335	1,003,054	0
18	9	1	208	0	39
0	0	0	0	0	0
5,363,692	0	0	297,014	0	38,398
8,310	0	471	700	0	0
2,470	170	1,110	0	2,800	3,430
0	0	0	0	24	0
0	0	0	0	2,152	0
25	2	11	9	102	33
38	4	17	13	153	49
0	0	0	0	1	0
6,018,008	3,302	377,783	328,446	1,008,286	361,727

$1,647,911	$155,437	$713,743	$560,204	$6,806,257	$2,138,412

$1,640,211	$136,863	$722,052	$628,901	$6,804,794	$2,036,400
7,700	18,574	(8,309)	(68,697)	1,463	102,012

$1,647,911	$155,437	$713,743	$560,204	$6,806,257	$2,138,412

149,087	21,494	87,785	59,397	679,882	201,967

$11.05	$7.23	$8.13	$9.43	$10.01	$10.59

$4,625,908	$135,132	$1,065,910	$572,772	$7,675,987	$2,227,473
$20,892	$8,566	$411	$133,471	$0	$43,507
$0	$0	$11	$0	$0	$0
$93,446	$0	$0	$7,087	$0	$20,776
$(11,120)	$0	$(996)	$(1,554)	$0	$19,862

$5,029	$585	$547	$917	$4,827,445	$5,021

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Consolidated Statements of Assets and Liabilities

September 30, 2019 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short-Term Floating NAV Portfolio III

Assets:

Investments, at value
Investments in securities*	$480,516	$13,876,841	$11,878,562
Investments in Affiliates	241,991	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,573	512	0
Over the counter	21,708	10,745	43,262
Cash	666	0	5,329
Deposits with counterparty	48,833	34,675	7,869
Foreign currency, at value	14,003	1,208	1,166
Receivable for investments sold	32,077	22,214	0
Receivable for Portfolio shares sold	3,550	0	0
Interest and/or dividends receivable	1,846	59,387	24,562
Dividends receivable from Affiliates	128	0	0
Other assets	12	0	1
Total Assets	849,903	14,005,582	11,960,751

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,857	$99	$0
Over the counter	20,427	3,008	6,001
Payable for investments purchased	281,773	39,101	625,184
Payable for investments in Affiliates purchased	128	0	0
Deposits from counterparty	15,906	6,633	34,735
Payable for Portfolio shares redeemed	3,900	0	0
Overdraft due to custodian	0	33	0
Accrued investment advisory fees	7	0	0
Accrued supervisory and administrative fees	38	0	0
Total Liabilities	325,036	48,874	665,920

Net Assets	$524,867	$13,956,708	$11,294,831

Net Assets Consist of:

Paid in capital	$683,113	$14,047,424	$11,293,719
Distributable earnings (accumulated loss)	(158,246)	(90,716)	1,112

Net Assets	$524,867	$13,956,708	$11,294,831

Shares Issued and Outstanding	85,298	1,402,313	1,141,706

Net Asset Value Per Share Outstanding:	$6.15	$9.95	$9.89

Cost of investments in securities	$484,197	$13,861,214	$11,902,166
Cost of investments in Affiliates	$241,981	$0	$0
Cost of foreign currency held	$14,057	$1,228	$1,183
Cost or premiums of financial derivative instruments, net	$(20,946)	$2,475	$0

* Includes repurchase agreements of:	$7,146	$331,101	$3,732,367

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO ABS and Short-Term Investments Portfolio	PIMCO EM Bond and Short-Term Investments Portfolio	PIMCO High Yield and Short-Term Investments Portfolio	PIMCO Investment Grade Credit Bond Portfolio

Investment Income:

Interest, net of foreign taxes*	$81,217	$6,262	$16,136	$51,162
Dividends	0	0	226	588
Dividends from Investments in Affiliates	12,684	2,827	589	560
Miscellaneous income	0	1	0	0
Total Income	93,901	9,090	16,951	52,310

Expenses:

Investment advisory fees	477	47	52	272
Supervisory and administrative fees	716	234	78	409
Trustee fees	8	1	1	4
Interest expense	104	33	86	116
Miscellaneous expense	12	1	1	7
Total Expenses	1,317	316	218	808
Waiver and/or Reimbursement by PIMCO	(8)	(1)	(1)	(4)
Net Expenses	1,309	315	217	804

Net Investment Income (Loss)	92,592	8,775	16,734	51,506

Net Realized Gain (Loss):

Investments in securities	11,468	(11,142)	198	18,301
Investments in Affiliates	128	7	6	11
Exchange-traded or centrally cleared financial derivative instruments	(642)	(526)	(405)	(43,848)
Over the counter financial derivative instruments	3,218	5,865	2,841	1,914
Short sales	0	0	11	(111)
Foreign currency	0	(98)	(295)	0

Net Realized Gain (Loss)	14,172	(5,894)	2,356	(23,733)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	24,375	8,073	(10,078)	64,724
Investments in Affiliates	275	83	15	(9)
Exchange-traded or centrally cleared financial derivative instruments	(21,348)	(164)	4,029	1,763
Over the counter financial derivative instruments	236	(888)	(135)	(134)
Short sales	0	0	(282)	(11)
Foreign currency assets and liabilities	0	41	(8)	0

Net Change in Unrealized Appreciation (Depreciation)	3,538	7,145	(6,459)	66,333

Net Increase (Decrease) in Net Assets Resulting from Operations	$110,302	$10,026	$12,631	$94,106

* Foreign tax withholdings	$0	$2	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Statements of Operations (Cont.)

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Low Duration Portfolio	PIMCO Moderate Duration Portfolio	PIMCO Mortgage and Short-Term Investments Portfolio	PIMCO Municipal Portfolio

Investment Income:

Interest, net of foreign taxes*	$587,750	$13,333	$41,181	$43,558	$2,799
Dividends	2,224	0	0	0	0
Dividends from Investments in Affiliates	1,544	0	0	225	48
Miscellaneous income	0	0	0	0	0
Total Income	591,518	13,333	41,181	43,783	2,847

Expenses:

Investment advisory fees	2,370	98	282	203	15
Supervisory and administrative fees	3,556	147	422	305	23
Trustee fees	37	1	4	4	0
Interest expense	62,340	10	77	6,658	0

Miscellaneous expense	58	3	7	5	0
Total Expenses	68,361	259	792	7,175	38
Waiver and/or Reimbursement by PIMCO	(37)	(2)	(4)	(4)	(0)
Net Expenses	68,324	257	788	7,171	38

Net Investment Income (Loss)	523,194	13,076	40,393	36,612	2,809

Net Realized Gain (Loss):

Investments in securities	460,916	2,202	19,650	94,076	1,090
Investments in Affiliates	(118)	0	0	13	3
Exchange-traded or centrally cleared financial derivative instruments	6,349	(1,817)	(2,208)	(18,179)	0
Over the counter financial derivative instruments	58,159	1	0	934	0
Short sales	(3,576)	0	0	0	0
Foreign currency	(1,838)	0	0	0	0

Net Realized Gain (Loss)	519,892	386	17,442	76,844	1,093

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,067,155	5,829	32,991	(16,695)	4,978
Investments in Affiliates	5	0	0	2	(1)
Exchange-traded or centrally cleared financial derivative instruments	(85,526)	1,048	4,372	(8,037)	0
Over the counter financial derivative instruments	(5,312)	0	2	2,298	0
Short sales	0	0	0	0	0
Foreign currency assets and liabilities	227	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	1,976,549	6,877	37,365	(22,432)	4,977

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,019,635	$20,339	$95,200	$91,024	$8,879

* Foreign tax withholdings	$52	$10	$19	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government and Short-Term Investments Portfolio

$16,013	$8,938	$81,091	$28,801
0	0	0	0
48	1,371	0	805
0	0	0	0
16,061	10,309	81,091	29,606

54	59	634	180
81	89	952	270
0	1	9	3
3,958	12	6	6,746

1	1	19	4
4,094	162	1,620	7,203
(0)	(1)	(9)	(3)
4,094	161	1,611	7,200

11,967	10,148	79,480	22,406

1,098	894	118	2,197
(4)	35	0	92
(727)	1,886	0	165,240
298	294	0	0
0	0	0	0
0	0	0	0

665	3,109	118	167,529

21,073	3,425	913	146,687
0	10	0	4
0	(6,078)	0	(89,925)
(288)	260	0	0
0	0	0	0
0	0	0	0

20,785	(2,383)	913	56,766

$33,417	$10,874	$80,511	$246,701

$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Consolidated Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO International Portfolio	PIMCO Short Asset Portfolio	PIMCO Short- Term Floating NAV Portfolio III

Investment Income:

Interest	$1,154	$202,557	$157,584
Dividends	0	0	4
Dividends from Investments in Affiliates	395	0	0
Total Income	1,549	202,557	157,588

Expenses:

Investment advisory fees	54	0	0
Supervisory and administrative fees	270	0	0
Trustee fees	1	0	0
Interest expense	161	12	115
Miscellaneous Tax Expense	0	1	0
Miscellaneous expense	2	0	1
Total Expenses	488	13	116
Waiver and/or Reimbursement by PIMCO	(1)	0	0
Net Expenses	487	13	116

Net Investment Income (Loss)	1,062	202,544	157,472

Net Realized Gain (Loss):

Investments in securities	(8,589)	(931)	51,435
Investments in Affiliates	49	0	0
Exchange-traded or centrally cleared financial derivative instruments	(30,637)	(3,597)	0
Over the counter financial derivative instruments	18,707	5,159	(41,494)
Foreign currency	(1,689)	4,187	16,278

Net Realized Gain (Loss)	(22,159)	4,818	26,219

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,848	30,954	(34,410)
Investments in Affiliates	(3)	0	0
Exchange-traded or centrally cleared financial derivative instruments	218	(30,307)	0
Over the counter financial derivative instruments	(7,100)	6,163	42,111
Foreign currency assets and liabilities	260	636	118

Net Change in Unrealized Appreciation (Depreciation)	(1,777)	7,446	7,819

Net Increase (Decrease) in Net Assets Resulting from Operations	$(22,874)	$214,808	$191,510

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO ABS and Short-Term Investments Portfolio		PIMCO EM Bond and Short-Term Investments Portfolio		PIMCO High Yield and Short-Term Investments Portfolio		PIMCO Investment Grade Credit Bond Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2018 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$92,592	$176,621	$8,775	$28,233	$16,734	$36,215	$51,506	$82,728
Net realized gain (loss)	14,172	14,099	(5,894)	(10,253)	2,356	3,878	(23,733)	3,536
Net change in unrealized appreciation (depreciation)	3,538	(18,749)	7,145	(20,610)	(6,459)	(2,782)	66,333	30,513

Net Increase (Decrease) in Net Assets Resulting from Operations	110,302	171,971	10,026	(2,630)	12,631	37,311	94,106	116,777

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(90,004)	(182,507)	0	(33,376)	(25,001)	(37,502)	(50,005)	(85,638)

Total Distributions(a)	(90,004)	(182,507)	0	(33,376)	(25,001)	(37,502)	(50,005)	(85,638)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	174,903	218,904	13,287	(161,716)	(15,930)	(10,802)	211,808	629,497

Total Increase (Decrease) in Net Assets	195,201	208,368	23,313	(197,722)	(28,300)	(10,993)	255,909	660,636

Net Assets:

Beginning of period	4,640,619	4,432,251	458,684	656,406	527,105	538,098	2,642,701	1,982,065
End of period	$4,835,820	$4,640,619	$481,997	$458,684	$498,805	$527,105	$2,898,610	$2,642,701

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Statements of Changes in Net Assets (Cont.)

	PIMCO Long Duration Credit Bond Portfolio		PIMCO Low Duration Portfolio		PIMCO Moderate Duration Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$523,194	$935,267	$13,076	$19,259	$40,393	$54,241
Net realized gain (loss)	519,892	82,407	386	1,548	17,442	15,506
Net change in unrealized appreciation (depreciation)	1,976,549	351,534	6,877	4,953	37,365	25,028

Net Increase (Decrease) in Net Assets Resulting from Operations	3,019,635	1,369,208	20,339	25,760	95,200	94,775

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(675,020)	(1,055,862)	(15,002)	(17,001)	(42,003)	(50,504)

Total Distributions(a)	(675,020)	(1,055,862)	(15,002)	(17,001)	(42,003)	(50,504)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(461,320)	3,073,998	66,920	335,867	297,064	899,671

Total Increase (Decrease) in Net Assets	1,883,295	3,387,344	72,257	344,626	350,261	943,942

Net Assets:

Beginning of period	22,213,393	18,826,049	928,672	584,046	2,616,444	1,672,502
End of period	$24,096,688	$22,213,393	$1,000,929	$928,672	$2,966,705	$2,616,444

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

PIMCO Mortgage and Short-Term Investments Portfolio		PIMCO Municipal Portfolio		PIMCO Real Return Portfolio		PIMCO Short-Term Portfolio

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$36,612	$86,313	$2,809	$6,355	$11,967	$835	$10,148	$19,311
76,844	51,008	1,093	3,349	665	450	3,109	3,044
(22,432)	45,445	4,977	(1,988)	20,785	1,097	(2,383)	(1,810)

91,024	182,766	8,879	7,716	33,417	2,382	10,874	20,545

(51,001)	(91,503)	(3,500)	(10,400)	(6,500)	(6,980)	(13,000)	(20,801)

(51,001)	(91,503)	(3,500)	(10,400)	(6,500)	(6,980)	(13,000)	(20,801)

(1,036,923)	595,745	6,248	6,784	435,398	214,504	(41,066)	68,232

(996,900)	687,008	11,627	4,100	462,315	209,906	(43,192)	67,976

2,644,811	1,957,803	143,810	139,710	251,428	41,522	603,396	535,420
$1,647,911	$2,644,811	$155,437	$143,810	$713,743	$251,428	$560,204	$603,396

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Statements of Changes in Net Assets (Cont.)

	PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government and Short-Term Investments Portfolio

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$79,480	$121,143	$22,406	$46,928
Net realized gain (loss)	118	61	167,529	17,149
Net change in unrealized appreciation (depreciation)	913	2,218	56,766	53,438

Net Increase (Decrease) in Net Assets Resulting from Operations	80,511	123,422	246,701	117,515

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(79,471)	(121,637)	(17,003)	(49,204)

Total Distributions(a)	(79,471)	(121,637)	(17,003)	(49,204)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	775,058	1,957,313	481,378	(1,174,929)

Total Increase (Decrease) in Net Assets	776,098	1,959,098	711,076	(1,106,618)

Net Assets:

Beginning of period	6,030,159	4,071,061	1,427,336	2,533,954
End of period	$6,806,257	$6,030,159	$2,138,412	$1,427,336

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

38	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO International Portfolio		PIMCO Short Asset Portfolio		PIMCO Short-Term Floating NAV Portfolio III

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,062	$4,892	$202,544	$421,397	$157,472	$366,520
Net realized gain (loss)	(22,159)	(79,262)	4,818	3,741	26,219	45,644
Net change in unrealized appreciation (depreciation)	(1,777)	(24,291)	7,446	(20,646)	7,819	2,204

Net Increase (Decrease) in Net Assets Resulting from Operations	(22,874)	(98,661)	214,808	404,492	191,510	414,368

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(2,001)	0	(210,198)	(485,396)	(186,684)	(403,585)
Tax basis return of capital	0	(2,001)	0	0	0	0

Total Distributions(a)	(2,001)	(2,001)	(210,198)	(485,396)	(186,684)	(403,585)

Portfolio Share Transactions:

Net increase (decrease) resulting from Portfolio share transactions*	(6,838)	(17,164)	218,189	(1,859,149)	(2,000,833)	(7,898,059)

Total Increase (Decrease) in Net Assets	(31,713)	(117,826)	222,799	(1,940,053)	(1,996,007)	(7,887,276)

Net Assets:

Beginning of period	556,580	674,406	13,733,909	15,673,962	13,290,838	21,178,114
End of period	$524,867	$556,580	$13,956,708	$13,733,909	$11,294,831	$13,290,838

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Statements of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Long Duration Credit Bond Portfolio	PIMCO Real Return Portfolio	PIMCO U.S. Government and Short-Term Investments Portfolio

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,019,635	$33,417	$246,701

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(21,643,118)	(793,478)	(298,852)
Proceeds from sales of long-term securities	20,214,163	135,617	221,225
(Purchases) Proceeds from sales of short-term portfolio investments, net	(16,345)	4,257	(22,193)
(Increase) decrease in deposits with counterparty	4,553	81	(1,731)
(Increase) decrease in receivable for investments sold	(2,326,141)	5,511	(32,279)
(Increase) decrease in interest and/or dividends receivable	3,988	(1,122)	(19)
(Increase) decrease in dividends receivable from Affiliates	36	3	(11)
(Increase) decrease in reimbursement receivable from PIMCO	11	0	1
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(69,106)	(733)	71,792
Proceeds from (Payments on) over the counter financial derivative instruments	43,763	296	0
(Increase) decrease in other assets	0	(1)	1,112
Increase (decrease) in payable for investments purchased	2,911,710	(32,796)	32,184
Increase (decrease) in deposits from counterparty	(28,695)	(4)	(971)
Increase (decrease) in accrued investment advisory fees	0	10	10
Increase (decrease) in accrued supervisory and administrative fees	1	16	15
Proceeds from (Payments on) short sales transactions, net	(3,576)	0	324
Proceeds from (Payments on) foreign currency transactions	(1,601)	0	0
Increase (decrease) in other liabilities	(7)	0	(1)
Net Realized (Gain) Loss
Investments in securities	(460,916)	(1,098)	(2,197)
Investments in Affiliates	118	4	(92)
Exchange-traded or centrally cleared financial derivative instruments	(6,349)	727	(165,240)
Over the counter financial derivative instruments	(58,159)	(298)	0
Short sales	3,576	0	0
Foreign currency	1,838	0	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,067,155)	(21,073)	(146,687)
Investments in Affiliates	(5)	0	(4)
Exchange-traded or centrally cleared financial derivative instruments	85,526	0	89,925
Over the counter financial derivative instruments	5,312	288	0
Foreign currency assets and liabilities	(227)	0	0
Net amortization (accretion) on investments	18,232	894	(1,547)

Net Cash Provided by (Used for) Operating Activities	(368,938)	(669,482)	(8,535)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	3,840,357	483,940	614,300
Payments on shares redeemed	(5,151,479)	(61,151)	(105,108)
Increase (decrease) in overdraft due to custodian	(8,659)	0	0
Cash distributions paid*	(1,524)	(141)	(377)
Proceeds from reverse repurchase agreements	48,161,628	1,916,934	2,303,938
Payments on reverse repurchase agreements	(46,497,749)	(1,668,702)	(2,888,201)
Proceeds from sale-buyback transactions	11,432,530	2,600,663	367,020
Payments on sale-buyback transactions	(11,410,235)	(2,602,060)	(283,036)

Net Cash Received from (Used for) Financing Activities	364,869	669,483	8,536

Net Increase (Decrease) in Cash and Foreign Currency	(4,069)	1	1

Cash and Foreign Currency:

Beginning of the period	20,254	10	0
End of the period	$16,185	$11	$1

* Reinvestment of distributions	$673,496	$6,359	$16,626

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$60,016	$2,924	$9,445
Non Cash Payment in Kind	$235	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

40	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.3%

CORPORATE BONDS & NOTES 0.7%

BANKING & FINANCE 0.6%

Ambac Assurance Corp.
5.100% due 06/07/2020	$43	$63

Ambac LSNI LLC
7.104% due 02/12/2023 •	184	186

Preferred Term Securities Ltd.
2.469% (US0003M + 0.350%) due 03/22/2038 ~	28,634	26,200
3.193% (US0003M + 0.860%) due 07/03/2033 ~	1,625	1,558

		28,007

INDUSTRIALS 0.1%

CVS Pass-Through Trust
5.880% due 01/10/2028	1,067	1,187

Times Square Hotel Trust
8.528% due 08/01/2026	4,049	4,752

UAL Pass-Through Trust
6.636% due 01/02/2024	842	892

		6,831

Total Corporate Bonds & Notes (Cost $34,140)		34,838

MUNICIPAL BONDS & NOTES 0.1%

TEXAS 0.0%

North Texas Higher Education Authority, Inc., Revenue Bonds, Series 2011
3.419% (US0003M + 1.100%) due 04/01/2040 ~	432	435

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,180	3,294

Total Municipal Bonds & Notes (Cost $3,435)		3,729

U.S. GOVERNMENT AGENCIES 33.4%

Fannie Mae
1.050% due 12/25/2021 •	1	1
2.258% due 05/25/2032 •	6	6
2.279% due 07/25/2037 •	1,537	1,511
2.351% due 03/25/2036 •	24	24
2.385% due 08/25/2031 •	94	92
2.425% due 09/17/2027 •	2	2
2.468% due 06/25/2021 - 02/25/2033 •	72	71
2.518% due 01/25/2020 - 03/25/2022 •	3	3
2.568% due 12/25/2021 •	1	1
2.641% due 11/18/2031 •	2	2
2.668% due 11/25/2031 •	35	35
2.718% due 04/25/2022 •	1	1
2.744% due 05/01/2025 •	2	2
2.768% due 05/25/2022 •	3	3
2.868% due 10/25/2020 •	1	1
2.918% due 08/25/2023 •	5	5
3.018% due 12/25/2023 - 04/25/2032 •	12	12
3.168% due 10/25/2022 - 09/25/2023 •	5	4
3.683% due 03/01/2044 - 10/01/2044 •	52	53
3.750% due 12/25/2023 •	8	9
3.773% due 02/01/2033 •	96	98
3.798% due 09/01/2033 •	20	21
3.883% due 11/01/2030 - 10/01/2040 •	29	28
3.930% due 05/01/2036 •	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.993% due 06/01/2033 •	$9	$9
4.000% due 10/01/2028 - 09/01/2033 •	13	13
4.000% due 11/25/2033	85	91
4.005% due 03/01/2030 •	7	7
4.024% due 03/01/2035 •	11	11
4.149% due 07/01/2035 •	12	12
4.200% due 08/01/2033 •	10	10
4.219% due 11/01/2034 •	2	2
4.230% due 08/01/2035 •	11	12
4.250% due 10/01/2027 •	1	1
4.291% due 09/01/2033 •	4	5
4.305% due 04/01/2036 •	4	4
4.329% due 10/01/2034 •	3	4
4.345% due 10/01/2031 •	5	5
4.379% due 03/01/2035 •	10	10
4.385% due 11/01/2035 •	1	1
4.429% due 02/01/2035 •	5	6
4.433% due 01/01/2035 •	5	6
4.440% due 05/01/2034 •	14	15
4.502% due 10/01/2032 •	11	11
4.523% due 11/01/2032 •	22	23
4.535% due 11/01/2034 •	12	12
4.537% due 04/01/2033 •	9	10
4.558% due 05/01/2036 •	6	6
4.590% due 05/01/2033 - 09/01/2033 •	26	28
4.597% due 07/01/2033 •	6	7
4.620% due 09/01/2030 •	17	17
4.625% due 09/01/2032 •	15	15
4.634% due 12/01/2035 •	12	13
4.638% due 12/01/2036 •	9	10
4.669% due 03/01/2033 •	1	1
4.700% due 07/01/2033 •	7	7
4.709% due 02/01/2035 •	6	6
4.717% due 12/01/2036 •	12	13
4.750% due 04/01/2032 •	13	13
4.753% due 03/01/2032 •	22	23
4.774% due 04/01/2034 •	2	2
4.775% due 01/01/2033 •	9	9
4.799% due 03/01/2035 •	7	8
4.820% due 04/01/2036 •	14	14
4.821% due 01/01/2037 •	5	5
4.855% due 06/01/2033 •	9	9
4.875% due 03/01/2029 •	5	5
5.000% due 06/25/2023 - 11/25/2032	437	534
5.285% due 06/01/2033 •	70	74
5.500% due 09/25/2035	1,659	2,236
6.500% due 06/25/2028	22	24
7.000% due 07/25/2042	5	6
7.500% due 08/25/2021 - 07/25/2022	9	9
8.500% due 01/25/2025 - 04/01/2032	36	37
13.582% due 08/25/2021 •	1	1

Fannie Mae UMBS
2.500% due 02/01/2023	259	261
3.000% due 12/01/2026 - 10/01/2046	4,195	4,310
3.500% due 03/01/2040 - 06/01/2049	125,663	130,001
4.000% due 11/01/2041 - 03/01/2049	97,800	102,026
8.500% due 09/01/2021 - 06/01/2030	18	20

Fannie Mae UMBS, TBA
2.500% due 10/01/2034	20,000	20,174
3.000% due 11/01/2034 - 11/01/2049	39,100	39,923
3.500% due 11/01/2049 - 12/01/2049	437,500	448,973
4.000% due 10/01/2049 - 11/01/2049	691,005	717,375

Freddie Mac
0.637% due 01/25/2034 ~(a)	86,570	4,649
0.833% due 12/25/2022 ~(a)	88,236	978
0.930% due 03/25/2034 ~(a)	68,662	5,771
1.410% due 10/15/2022 •	3	3
2.275% due 08/25/2031 •	59	59

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.278% due 10/15/2032 •	$5	$5
2.378% due 12/15/2029 •	9	9
2.478% due 12/15/2031 •	3	3
2.578% due 04/15/2022 - 08/15/2031 •	9	9
2.728% due 06/15/2022 •	1	1
2.978% due 02/15/2021 •	1	1
3.000% due 09/01/2046 - 09/01/2048	54,166	55,346
3.062% due 05/15/2023 •	7	7
3.270% due 09/25/2023 •	121	122
3.295% due 05/15/2023 •	2	2
3.492% due 02/25/2045 •	15	15
3.500% due 07/01/2046 - 02/01/2048	465	486
3.646% due 10/25/2044 •	2,297	2,323
3.820% due 09/01/2035 •	7	7
3.846% due 07/25/2044 •	505	521
4.000% due 10/15/2033 - 05/01/2049	4,939	5,130
4.090% due 09/01/2035 •	5	6
4.336% due 05/01/2026 •	7	7
4.458% due 09/01/2033 •	25	26
4.510% due 10/01/2034 •	14	14
4.581% due 10/01/2033 •	0	1
4.586% due 01/01/2035 •	6	7
4.631% due 09/01/2028 •	3	3
4.681% due 07/01/2037 •	7	7
4.684% due 01/01/2035 •	8	8
4.703% due 11/01/2034 •	18	19
4.713% due 03/01/2028 •	4	4
4.737% due 01/01/2035 •	6	6
4.740% due 11/01/2023 •	1	1
4.747% due 11/01/2034 •	21	22
4.750% due 02/01/2035 •	4	4
4.752% due 04/01/2032 •	73	75
4.761% due 12/01/2033 •	24	26
4.795% due 02/01/2035 •	10	10
4.802% due 02/01/2026 •	1	1
4.806% due 04/01/2034 •	12	13
4.810% due 02/01/2035 •	16	17
4.825% due 08/01/2023 •	5	5
4.847% due 04/01/2035 •	136	140
4.848% due 04/01/2033 •	2	2
4.886% due 03/01/2032 •	32	33
4.915% due 03/01/2030 •	5	5
4.961% due 03/01/2034 •	18	19
4.979% due 02/01/2035 •	19	20
5.000% due 02/15/2036	242	271
5.145% due 02/01/2036 •	9	10
5.500% due 05/15/2036	18	20
5.812% due 08/01/2031 •	25	27
6.500% due 03/15/2021 - 07/25/2043	408	486
7.000% due 06/15/2029	9	10
7.500% due 02/15/2023 - 01/15/2031	6	7
8.000% due 03/15/2023	7	8

Freddie Mac UMBS
3.500% due 05/01/2049 - 07/01/2049	32,747	33,717
4.000% due 08/01/2048 - 03/01/2049	29,097	30,249

Ginnie Mae
2.679% due 02/20/2061 •	372	372
2.979% due 09/20/2063 •	3,647	3,668
3.750% due 07/20/2029 - 09/20/2033 •	81	85
3.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2021 ~	4	4
3.875% due 05/20/2030 - 05/20/2032 •	50	52
4.000% (H15T1Y + 1.500%) due 01/20/2023 ~	2	2
4.000% due 01/20/2027 - 02/20/2030 •	36	38
4.125% (H15T1Y + 1.500%) due 10/20/2026 ~	14	15
4.125% due 12/20/2027 - 10/20/2033 •	25	25
4.500% due 01/20/2034 •	11	11

Total U.S. Government Agencies (Cost $1,602,619)		1,613,494

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
2.375% due 05/15/2029	$8,900	$9,455

Total U.S. Treasury Obligations (Cost $9,076)		9,455

NON-AGENCY MORTGAGE-BACKED SECURITIES 24.6%

Adjustable Rate Mortgage Trust
2.558% due 11/25/2035 •	648	648
2.578% due 11/25/2035 •	1,090	1,093
4.486% due 04/25/2035 ~	62	62

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	17,758	16,033

American Home Mortgage Investment Trust
4.043% due 06/25/2045 •	2,235	2,255

AREIT Trust
3.048% due 09/14/2036 •	30,000	30,092

Ashford Hospitality Trust
3.478% due 05/15/2035 •	3,100	3,100
3.878% due 05/15/2035 •	2,300	2,304
4.778% due 05/15/2035 •	3,200	3,210

BAMLL Commercial Mortgage Securities Trust
1.391% due 09/15/2020 ~(a)	51,300	659
3.078% due 04/15/2036 •	3,500	3,504
3.228% due 03/15/2034 •	900	903

Banc of America Alternative Loan Trust
6.000% due 04/25/2037	2,925	2,810

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~	44,696	48,340

Banc of America Funding Trust
2.234% due 10/20/2036 •	5,136	4,623
2.274% due 10/26/2036 ~	65,290	59,675
2.719% due 04/20/2035 •	1,000	995
4.307% due 10/20/2046 ^~	452	426
4.647% due 01/20/2047 ^~	12	12
4.719% due 09/20/2046 ^~	1,834	1,795

Banc of America Mortgage Trust
4.169% due 10/25/2035 ^~	498	502
4.612% due 11/25/2033 ~	21	21
4.666% due 06/25/2035 ~	586	578
4.774% due 12/25/2033 ~	83	84
4.792% due 06/25/2034 ~	263	266
4.872% due 05/25/2033 ~	6	6

Bancorp Commercial Mortgage Trust
2.878% due 08/15/2032 •	6,117	6,119
3.228% due 08/15/2032 •	11,000	11,054
3.628% due 08/15/2032 •	7,300	7,347

Barclays Commercial Mortgage Securities Trust
1.194% due 02/15/2033 ~(a)	82,400	373
2.728% due 02/15/2033 •	27,334	27,219
3.078% due 02/15/2033 •	11,200	11,153
3.278% due 02/15/2033 •	8,200	8,176
4.078% due 02/15/2033 •	5,550	5,557
5.128% due 02/15/2033 •	35,400	35,600

Barclays UBS Trust
2.892% due 06/05/2030	27,000	26,987

BCAP LLC Trust
4.986% due 06/26/2035 ~	509	509

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	36	36
3.441% due 05/25/2034 ~	57	54
3.882% due 02/25/2035 ~	624	609
4.250% due 10/25/2034 ~	63	62
4.317% due 02/25/2036 ^~	158	160
4.380% due 05/25/2047 ^~	519	494
4.433% due 02/25/2033 ~	4	4
4.523% due 08/25/2035 ~	1,485	1,496
4.618% due 04/25/2034 ~	68	69
4.723% due 11/25/2034 ~	282	277
4.870% due 05/25/2033 ~	160	153
4.886% due 01/25/2034 ~	49	52

Bear Stearns ALT-A Trust
3.962% due 08/25/2036 ^~	1,370	925
3.980% due 01/25/2036 ^~	496	511
4.020% due 08/25/2036 ^~	1,325	1,188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.030% due 02/25/2036 ^~	$3,739	$3,270
4.122% due 04/25/2035 ~	62	63
4.210% due 11/25/2035 ^~	1,403	1,126
4.259% due 12/25/2033 ~	312	322
4.267% due 07/25/2035 ~	15,276	14,221

Bear Stearns Mortgage Securities, Inc.
4.214% due 06/25/2030 ~	7	8

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	4,715	4,110
4.082% due 01/26/2036 ^~	880	786

BellaVista Mortgage Trust
2.307% due 05/20/2045 •	3,177	2,563
2.758% due 02/25/2035 •	4,759	3,968

BXP Trust
3.379% due 06/13/2039	18,200	19,527

Chase Mortgage Finance Trust
4.228% due 12/25/2035 ^~	1,352	1,323

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.742% due 01/25/2035 ~	525	520

Citigroup Commercial Mortgage Trust
2.858% due 12/15/2036 •	9,200	9,190
3.098% due 04/10/2049	21,462	22,188
3.178% due 12/15/2036 •	1,800	1,799

Citigroup Global Markets Mortgage Securities, Inc.
2.518% due 05/25/2032 •	33	33
4.310% due 09/25/2033 ~	2	2
8.500% due 05/25/2032	122	125

Citigroup Mortgage Loan Trust
2.818% due 08/25/2035 ^•	221	206
3.228% due 03/25/2082 þ	698	700
4.380% due 10/25/2035 •	26	27
4.566% due 08/25/2035 ~	306	312
4.810% due 05/25/2035 •	18	19
4.990% due 11/25/2035 •	1,222	1,238

Citigroup Mortgage Loan Trust, Inc.
2.348% due 12/25/2034 •	173	170
4.200% due 09/25/2035 •	989	984

Community Program Loan Trust
4.500% due 04/01/2029	59	60

Core Industrial Trust
3.040% due 02/10/2034	9,961	10,178
3.292% due 02/10/2037	4,907	5,297

Countrywide Alternative Loan Trust
2.178% due 07/25/2036 •	2,810	2,754
2.208% due 09/25/2046 ^•	500	476
2.218% due 06/25/2037 •	785	758
2.224% due 02/20/2047 ^•	2,448	1,951
2.239% due 12/20/2046 ^•	11,039	10,058
2.244% due 07/20/2046 ^•	859	716
2.254% due 03/20/2046 •	412	385
2.268% due 05/25/2035 •	146	130
2.288% due 02/25/2036 •	140	129
2.298% due 12/25/2035 •	552	550
2.518% due 05/25/2035 ^•	308	286
2.518% due 06/25/2035 •	2,218	2,191
2.638% due 10/25/2035 •	1,653	1,383
2.658% due 07/25/2035 •	7,389	7,260
2.678% due 10/25/2035 •	4,098	3,442
2.684% due 11/20/2035 •	324	311
2.788% due 11/25/2035 •	2,365	2,297
2.964% due 08/25/2035 ~	4,717	4,707
3.286% due 03/25/2047 ^•	4,488	3,883
3.446% due 02/25/2036 •	905	862
3.696% due 11/25/2047 ^•	7,016	6,300
3.826% due 11/25/2047 ^•	12,796	11,575
5.500% due 11/25/2035 ^	1,428	1,220
5.500% due 03/25/2036 ^	94	69
5.750% due 03/25/2037 ^•	401	341
6.093% due 11/25/2035 •	2,972	2,417
6.250% due 12/25/2033	30	31
6.500% due 11/25/2031	78	82

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •	27	26
2.618% due 03/25/2035 •	35	31
2.658% due 03/25/2035 •	2,205	2,198
2.698% due 02/25/2035 •	83	81

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.718% due 02/25/2035 •	$653	$632
2.798% due 02/25/2035 •	119	115
2.863% due 04/25/2035 ^~	50	6
2.938% due 09/25/2034 •	130	92
3.711% due 02/20/2036 ^•	138	122
3.803% due 08/25/2034 ~	88	86
4.166% due 08/25/2034 ^~	481	485
4.244% due 02/20/2035 ~	222	225
4.416% due 07/19/2033 ~	85	85
4.463% due 06/19/2031 ~	2	2
4.597% due 05/19/2033 ~	9	10
4.658% due 02/19/2034 ~	21	20
4.667% due 02/19/2034 ~	14	14
4.667% due 02/20/2036 ^•	203	201
4.901% due 02/25/2034 ~	51	53
6.000% due 11/25/2037 ^	177	153

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~	103	101
3.168% due 09/25/2034 ^•	1,166	1,194
3.461% due 12/25/2032 ^~	38	33
4.156% due 12/25/2033 ~	280	288
4.205% due 06/25/2033 ~	277	280
5.750% due 04/25/2033	9	10
6.250% due 07/25/2035	372	406
7.000% due 02/25/2033	17	19

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	13	14
4.604% due 10/25/2033 ~	111	114
5.500% due 11/25/2035	246	238

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	660	668
5.750% due 12/26/2035	382	370

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	498	502

Credit Suisse Mortgage Capital LLC
3.304% due 09/15/2037	10,000	10,240

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	317	288

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.198% due 01/25/2047 •	6,976	6,483

Downey Savings & Loan Association Mortgage Loan Trust
3.386% due 04/19/2047 •	616	621

First Horizon Alternative Mortgage Securities Trust
3.896% due 03/25/2035 ~	173	142
4.052% due 09/25/2034 ~	1,132	1,138
4.276% due 07/25/2035 ~	9,264	9,214
4.309% due 06/25/2034 ~	1,670	1,691

GMAC Mortgage Corp. Loan Trust
5.500% due 05/25/2035 ~	12	12

GreenPoint Mortgage Funding Trust
2.228% due 04/25/2036 •	251	242
2.478% due 06/25/2045 •	17,369	16,377

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	15,900	15,942
3.551% due 04/10/2034	7,490	7,711
3.924% due 10/10/2032	13,300	13,736

GSMPS Mortgage Loan Trust
2.368% due 09/25/2035 •	24,496	21,808
2.368% due 01/25/2036 •	29,936	26,202
7.000% due 06/25/2043	513	582
8.000% due 09/19/2027 ~	234	233

GSR Mortgage Loan Trust
2.368% due 01/25/2034 •	8	8
4.384% due 01/25/2036 ^~	292	298
4.674% due 04/25/2035 ~	999	1,014
4.743% due 04/25/2035 ~	639	643
4.928% due 09/25/2035 ~	116	118
6.000% due 03/25/2032	1	1

HarborView Mortgage Loan Trust
2.237% due 07/19/2046 ^•	2,330	1,616
2.247% due 02/19/2046 •	375	376
2.297% due 03/19/2036 ^•	255	245
2.497% due 05/19/2035 •	215	209
2.537% due 06/19/2035 •	11,447	11,552
2.757% due 01/19/2035 •	27	25

42	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.005% due 06/19/2045 ^•	$294	$194
3.980% due 11/19/2034 ~	11	12
4.544% due 08/19/2034 ~	145	146
4.669% due 12/19/2035 ^~	12	12

Impac CMB Trust
2.918% due 10/25/2033 •	25	26

Impac Secured Assets Trust
2.368% due 05/25/2036 •	59	60
2.448% due 08/25/2036 •	146	146

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~	6	6

IndyMac Mortgage Loan Trust
2.138% due 07/25/2036 •	19,078	17,847
2.208% due 09/25/2046 •	621	597
2.248% due 07/25/2046 •	21,019	20,491
2.318% due 06/25/2037 ^•	140	89
2.498% due 04/25/2035 •	154	151
2.578% due 03/25/2035 •	66	65
2.658% due 02/25/2035 •	1,319	1,301
2.658% due 07/25/2045 •	48	45
2.818% due 11/25/2034 •	4,166	4,046
3.238% due 09/25/2034 •	120	114
3.678% due 06/25/2036 ~	2,300	1,936
3.753% due 06/25/2036 ~	1,252	1,230
3.991% due 02/25/2036 ~	5,658	5,100

InTown Hotel Portfolio Trust
2.728% due 01/15/2033 •	4,600	4,596
3.078% due 01/15/2033 •	2,600	2,600
3.278% due 01/15/2033 •	2,900	2,901
4.078% due 01/15/2033 •	8,100	8,109

JPMorgan Alternative Loan Trust
2.645% due 06/27/2037 •	2,646	2,289
3.585% due 10/25/2036 ~	6,556	6,455
9.801% due 06/27/2037 ~	14,585	12,117

JPMorgan Chase Commercial Mortgage Securities Trust
2.713% due 08/15/2049	11,200	11,411
2.878% due 10/15/2032 •	5,438	5,434
3.128% due 10/15/2032 •	3,500	3,499
3.428% due 10/15/2032 •	3,600	3,602
4.168% due 10/15/2032 •	5,540	5,561

JPMorgan Mortgage Trust
3.886% due 10/25/2035 ^~	57	51
4.168% due 10/25/2035 ~	129	124
4.398% due 07/25/2035 ~	2,487	2,532
4.433% due 04/25/2035 ~	50	51
4.624% due 06/25/2035 ~	111	103
5.000% due 07/25/2036	477	433

Lehman Mortgage Trust
5.500% due 02/25/2036 ^	337	282

Lehman XS Trust
2.248% due 04/25/2046 ^•	902	902

MASTR Adjustable Rate Mortgages Trust
2.348% due 12/25/2034 •	465	453
2.568% due 09/25/2037 •	3,500	1,539
4.212% due 12/25/2033 ~	101	102
4.232% due 07/25/2035 ~	14,101	10,188

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	75	76

Merrill Lynch Mortgage Investors Trust
2.498% due 08/25/2035 •	12,000	11,678
2.638% due 08/25/2028 •	9	9
2.658% due 10/25/2028 •	104	105
2.758% due 03/25/2028 •	14	14
4.128% due 04/25/2035 ~	18	18
4.581% due 08/25/2033 ~	121	14
4.654% due 11/25/2035 •	6,974	7,185

Morgan Stanley Capital Trust
3.028% due 05/15/2036 •	900	900

Morgan Stanley Mortgage Loan Trust
2.278% due 03/25/2036 •	2,225	1,823
4.377% due 10/25/2034 ~	58	59

Morgan Stanley Resecuritization Trust
2.305% due 06/26/2047 •	16,751	15,440

Motel 6 Trust
2.948% due 08/15/2034 •	17,230	17,253

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.218% due 08/15/2034 •	$15,044	$15,065
4.178% due 08/15/2034 •	1,513	1,519

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	536	551

New Residential Mortgage Loan Trust
4.500% due 05/25/2058	982	1,039

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.254% due 10/25/2034 þ	6,871	6,830

One Bryant Park Trust
2.516% due 09/13/2049	14,330	14,458

RBS Acceptance, Inc.
5.474% due 06/25/2024 ~	7	7

RBSSP Resecuritization Trust
3.895% due 12/26/2037 •	534	545

Ready Captial Mortgage Financing LLC
3.018% due 03/25/2034 •	14,000	13,994

Residential Accredit Loans, Inc. Trust
2.208% due 04/25/2046 •	1,045	1,005
2.218% due 10/25/2046 •	18,553	18,054
2.228% due 06/25/2037 •	250	220
3.390% due 10/25/2037 ~	1,535	1,452
4.572% due 09/25/2034 ~	7	7
6.000% due 12/25/2035	6,150	6,069
6.500% due 10/25/2036 ^	2,660	2,558

Residential Asset Securitization Trust
2.368% due 10/25/2048 •	3	3
2.468% due 02/25/2034 •	36	33
2.468% due 04/25/2035 ^•	773	595
6.250% due 08/25/2036	2,973	2,659
6.500% due 04/25/2037 ^	4,612	2,195

Residential Funding Mortgage Securities, Inc. Trust
4.523% due 06/25/2035 ~	301	301
5.108% due 02/25/2036 ^~	85	78

RiverView HECM Trust
2.980% due 05/25/2047 •	22,570	20,804

SACO, Inc.
7.000% due 08/25/2036	6	6

Sequoia Mortgage Trust
2.274% due 02/20/2035 •	88	87
2.664% due 11/20/2034 •	38	38
2.757% due 10/19/2026 •	40	40
2.774% due 02/20/2034 •	160	157
2.804% due 10/20/2027 •	8	8
2.844% due 10/20/2027 •	22	22
3.154% due 05/20/2034 •	421	426
3.404% due 10/20/2027 •	324	324
3.659% due 01/20/2047 ^~	721	587
3.770% due 06/20/2034 ~	88	88
3.892% due 09/20/2032 ~	28	28
3.918% due 08/20/2034 ~	102	105

SG Commercial Mortgage Securities Trust
2.895% due 10/10/2048	3,000	3,088

Silverstone Master Issuer PLC
2.848% due 01/21/2070 •	500	501

Stonemont Portfolio Trust
2.894% due 08/20/2030 •	5,894	5,896
3.144% due 08/20/2030 •	2,416	2,417

Structured Adjustable Rate Mortgage Loan Trust
2.358% due 08/25/2035 •	176	176
2.753% due 06/25/2034 •	463	451
3.846% due 01/25/2035 ^•	548	537
3.846% due 05/25/2035 ^•	714	628
4.413% due 02/25/2036 ^~	513	487
4.458% due 02/25/2034 ~	86	86
4.608% due 04/25/2034 ~	63	66

Structured Asset Mortgage Investments Trust
2.298% due 02/25/2036 ^•	283	275
2.328% due 12/25/2035 ^•	3,850	3,878
2.558% due 08/25/2035 •	4,570	4,542
2.657% due 07/19/2034 •	688	668
2.757% due 03/19/2034 •	212	209
2.897% due 10/19/2033 •	65	63

Structured Asset Mortgage Investments, Inc.
0.799% due 05/02/2030 ~	70	8

Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	1,312	1,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.885% due 07/25/2032 ~	$2	$2

Tharaldson Hotel Portfolio Trust
2.792% due 11/11/2034 •	11,341	11,348
3.142% due 11/11/2034 •	21,467	21,484
3.392% due 11/11/2034 •	10,693	10,702
4.042% due 11/11/2034 •	17,903	17,964

Travelers Mortgage Services, Inc.
1.600% due 12/25/2019 ~	3	3

Wachovia Bank Commercial Mortgage Trust
0.894% due 10/15/2041 ~(a)	1,524	0

Wachovia Mortgage Loan Trust LLC
4.505% due 10/20/2035 ~	318	299

WaMu Mortgage Pass-Through Certificates Trust
2.056% due 11/25/2041 ~	4	4
2.278% due 11/25/2045 •	3,632	3,684
2.288% due 12/25/2045 •	3,705	3,694
2.388% due 05/25/2034 •	27,322	24,843
2.438% due 06/25/2044 •	2,850	2,839
2.518% due 07/25/2044 •	33	34
2.598% due 07/25/2045 •	297	297
2.655% due 08/25/2046 •	5,051	4,960
2.758% due 11/25/2034 •	199	201
2.798% due 10/25/2044 •	565	566
3.286% due 11/25/2046 •	20,138	19,009
3.446% due 08/25/2046 •	12,293	11,572
3.846% due 06/25/2042 •	198	197
3.846% due 08/25/2042 •	2,328	2,287
4.406% due 08/25/2033 ~	13	13
4.499% due 06/25/2034 ~	66	68
4.519% due 03/25/2033 ~	147	151
4.733% due 01/25/2033 ~	1,707	1,788

WaMu Mortgage-Backed Pass-Through Certificates
3.925% due 12/19/2039 ~	207	205

Washington Mutual Mortgage Pass-Through Certificates Trust
2.668% due 10/25/2035 •	717	623
3.276% due 11/25/2046 •	13,893	13,114
3.826% due 02/25/2033 ~	10	9
4.302% due 11/25/2030 ~	29	30
4.371% due 12/25/2032 ~	216	222
5.750% due 03/25/2033	109	118

Wells Fargo Commercial Mortgage Trust
2.886% due 12/13/2031 •	21,320	21,279
3.136% due 12/13/2031 •	17,700	17,631
3.881% due 12/13/2031 •	1,242	1,231

Wells Fargo Mortgage Loan Trust
3.858% due 09/27/2036 ~	2,195	2,050

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	204	182
4.620% due 11/25/2033 ~	43	45
4.852% due 12/25/2036 ^~	129	128
4.949% due 05/25/2035 ~	84	85
4.990% due 03/25/2036 ~	92	93
4.991% due 03/25/2036 ~	1,947	1,999
5.221% due 03/25/2036 ^~	1,058	1,076
6.000% due 08/25/2037 ^	212	217

Total Non-Agency Mortgage-Backed Securities (Cost $1,135,600)		1,187,642

ASSET-BACKED SECURITIES 48.2%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	810	631

Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •	441	442
2.278% due 09/25/2036 •	387	382
3.098% due 04/25/2035 •	1,570	1,593

ACE Securities Corp. Home Equity Loan Trust
3.068% due 12/25/2033 •	393	395
3.068% due 07/25/2034 •	83	84

AFC Home Equity Loan Trust
2.618% due 06/25/2028 •	262	255
2.688% due 04/25/2028 •	14	14

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021	$360	$360
3.060% due 07/12/2022	13,068	13,125

American Home Mortgage Investment Trust
2.378% due 08/25/2035 •	7	5

Americredit Automobile Receivables Trust
2.930% due 06/20/2022	15,436	15,495

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.888% due 10/25/2035 •	14,780	14,790
2.933% due 01/25/2035 •	793	796
3.068% due 11/25/2034 •	7,513	7,566
3.128% due 03/25/2035 •	6,305	6,399
3.368% due 02/25/2033 •	803	807

Amortizing Residential Collateral Trust
2.718% due 08/25/2032 •	10	10
3.018% due 10/25/2034 •	3,529	3,556

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.513% due 06/25/2028 •	3	3

Arbor Realty Commercial Real Estate Notes Ltd.
3.178% due 05/15/2037 •	2,900	2,901
3.328% due 04/15/2027 •	6,100	6,104

Ares CLO Ltd.
3.493% due 04/17/2026 •	369	370

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.358% due 11/25/2035 •	362	364
2.508% due 10/25/2035 •	1,000	1,004
2.528% due 10/25/2035 •	37,500	36,635
3.068% due 10/25/2033 •	279	281
3.068% due 11/25/2034 •	1,521	1,537

Asset-Backed Funding Certificates Trust
2.158% due 11/25/2036 •	11,258	8,469
2.698% due 04/25/2033 •	644	639
3.038% due 03/25/2032 •	456	458

Asset-Backed Securities Corp. Home Equity Loan Trust
2.548% due 06/15/2031 •	111	105
2.963% due 09/25/2034 •	397	402
3.378% due 04/15/2033 •	43	43

B2R Mortgage Trust
2.567% due 06/15/2049	10,551	10,525

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	258	260
4.090% due 02/28/2034 þ	79	80

Bear Stearns Asset-Backed Securities Trust
2.019% due 09/25/2034 •	69	68
2.168% due 07/25/2036 •	8,960	8,919
2.178% due 08/25/2036 •	783	954
2.268% due 07/25/2036 •	22,684	19,239
2.508% due 09/25/2035 •	550	550
2.508% due 06/25/2036 •	24	24
2.568% due 10/25/2036 •	4,128	3,795
2.678% due 10/25/2032 •	19	19
2.718% due 11/25/2035 ^•	1,438	1,339
2.818% due 10/27/2032 •	19	19
2.918% due 12/25/2033 •	321	318
2.978% due 04/25/2035 •	1,566	1,574
3.018% due 10/25/2037 •	5,397	4,346
3.018% due 11/25/2042 •	132	132
3.198% due 06/25/2043 •	491	496
3.218% due 10/25/2032 •	61	62
3.268% due 08/25/2037 •	4,717	4,734
3.518% due 11/25/2042 •	80	82
3.668% due 11/25/2042 •	552	538
4.349% due 07/25/2036 ~	429	423
5.500% due 01/25/2034 þ	32	33
5.500% due 12/25/2035	82	74
5.750% due 10/25/2033 þ	308	328
6.000% due 06/25/2034 þ	435	444

Bowman Park CLO Ltd.
3.328% due 11/23/2025 •	22,899	22,912

Business Jet Securities LLC
4.447% due 06/15/2033	995	1,013

CDC Mortgage Capital Trust
2.638% due 01/25/2033 •	15	15
3.068% due 01/25/2033 •	218	219

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centex Home Equity Loan Trust
2.708% due 09/25/2034 •	$100	$100
2.738% due 06/25/2034 •	429	426
5.660% due 09/25/2034 þ	666	702

Chase Funding Trust
2.598% due 11/25/2034 •	2	2
2.918% due 05/25/2033 •	5,133	4,895
4.537% due 09/25/2032	1	1

Chesapeake Funding LLC
1.950% due 09/15/2031	21,000	20,982
2.940% due 04/15/2031	28,019	28,386

CIT Group Home Equity Loan Trust
2.993% due 12/25/2031 •	177	177

Citigroup Mortgage Loan Trust
2.098% due 01/25/2037 •	164	124
2.468% due 11/25/2045 •	3,354	3,345

Citigroup Mortgage Loan Trust, Inc.
2.288% due 06/25/2037 •	8,198	7,501
2.963% due 08/25/2035 •	1,970	1,964
5.550% due 08/25/2035 þ	434	440
5.629% due 08/25/2035 þ	2,408	2,402

College Avenue Student Loans LLC
3.218% due 12/26/2047 •	8,549	8,475
3.280% due 12/28/2048	20,397	20,630
4.130% due 12/26/2047	11,666	12,372

Conseco Finance Corp.
6.220% due 03/01/2030	379	395
6.240% due 12/01/2028	5	5
6.760% due 03/01/2030 ~	33	34
6.810% due 12/01/2028 ~	100	101
6.870% due 04/01/2030 ~	6	6

Conseco Finance Securitizations Corp.
8.260% due 12/01/2030 ~	23,843	13,028

Countrywide Asset-Backed Certificates
2.168% due 01/25/2037 •	23,069	22,550
2.188% due 06/25/2037 •	2,192	2,194
2.208% due 11/25/2037 •	677	673
2.268% due 01/25/2037 •	8,725	8,488
2.288% due 09/25/2036 •	3,140	3,133
2.388% due 04/25/2036 •	386	384
2.478% due 04/25/2036 •	6,475	6,197
2.638% due 09/25/2033 •	2,116	2,094
2.888% due 04/25/2034 •	938	937
2.918% due 05/25/2032 •	166	165
2.978% due 12/25/2035 •	6,500	6,347
3.018% due 09/25/2032 •	188	183
3.068% due 08/25/2035 •	1,981	1,991

Countrywide Asset-Backed Certificates Trust
2.158% due 03/25/2047 •	4,504	4,498
2.168% due 09/25/2046 •	22,149	21,940
2.268% due 04/25/2046 ^•	14,141	13,895
2.498% due 05/25/2036 •	50,400	47,855
2.508% due 02/25/2036 •	1,692	1,698
2.548% due 02/25/2036 •	4,696	4,704
2.748% due 04/25/2036 ^•	5,500	5,514
2.758% due 08/25/2047 •	1,268	1,259
5.125% due 12/25/2034 ~	3,873	3,924
6.047% due 05/25/2036 ^þ	324	333

Countrywide Asset-Backed Certificates Trust, Inc.
2.478% due 09/25/2034 •	3	3
2.758% due 12/25/2034 •	25	25
2.798% due 11/25/2034 •	608	612
2.993% due 10/25/2034 •	1,250	1,246

Countrywide Asset-Backed Certificates, Inc.
5.122% due 01/25/2034 ~	31	32

Credit Acceptance Auto Loan Trust
3.210% due 08/17/2026	2,300	2,328
3.330% due 02/15/2028	13,280	13,575
3.600% due 04/15/2027	5,000	5,107

Credit Suisse First Boston Mortgage Securities Corp.
2.378% due 05/25/2044 •	23	23
2.638% due 01/25/2032 •	10	10

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	337	349

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •	13,474	13,477

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CWHEQ Revolving Home Equity Loan Trust
2.218% due 04/15/2032 •	$2,726	$2,719

DRB Prime Student Loan Trust
3.966% due 01/25/2040	5,201	5,249

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	43,200	43,180

Earnest Student Loan Program LLC
2.680% due 07/25/2035	1,447	1,450

EMC Mortgage Loan Trust
3.518% due 08/25/2040 •	280	280

Encore Credit Receivables Trust
2.948% due 11/25/2035 •	10,000	10,001

EquiFirst Mortgage Loan Trust
4.250% due 09/25/2033 þ	215	229

Equity One Mortgage Pass-Through Trust
2.698% due 07/25/2034 •	4	3

Exeter Automobile Receivables Trust
2.930% due 07/15/2022	5,314	5,335

First Franklin Mortgage Loan Trust
2.128% due 12/25/2037 •	782	734
2.498% due 12/25/2035 •	2,138	2,149

First NLC Trust
2.158% due 08/25/2037 •	35,066	22,535
2.298% due 08/25/2037 •	1,915	1,258

Flagship Credit Auto Trust
2.330% due 02/15/2024	25,749	25,801
2.830% due 10/16/2023	22,700	22,864
3.410% due 05/15/2023	15,981	16,133

Ford Credit Auto Owner Trust
2.120% due 07/15/2026	30,000	29,990
3.190% due 07/15/2031	7,735	8,067

Fremont Home Loan Trust
2.153% due 10/25/2036 •	49,176	46,344
2.158% due 01/25/2037 •	10,866	6,919
2.873% due 07/25/2034 •	5,842	5,778

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	15,765	15,785
3.060% due 04/17/2023	4,128	4,153

GM Financial Automobile Leasing Trust
2.910% due 04/20/2021	19,164	19,230

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	10,600	10,771
2.900% due 04/15/2026	26,500	27,309

Greystone Commercial Real Estate Notes
3.442% due 09/15/2037 •	1,600	1,606

GSAMP Trust
2.318% due 10/25/2036 ^•	5,362	390
2.753% due 09/25/2035 ^•	19,157	19,172
2.843% due 03/25/2034 •	889	889
2.993% due 08/25/2033 •	8	8

Hertz Fleet Lease Funding LP
3.149% due 04/10/2030 •	1,789	1,790

Home Equity Asset Trust
2.618% due 11/25/2032 •	1	1
2.618% due 12/25/2035 •	13,400	13,549
2.813% due 07/25/2034 •	286	286
2.933% due 03/25/2035 •	6,691	6,713
2.938% due 02/25/2033 •	1	1

Home Equity Loan Trust
2.208% due 04/25/2037 •	4,494	4,281

Home Equity Mortgage Loan Asset-Backed Trust
2.178% due 07/25/2037 •	110	75
2.218% due 03/25/2036 •	8,174	8,100

Home Equity Mortgage Trust
5.800% due 05/25/2036 ^þ	53	51
5.821% due 04/25/2035 þ	10	10

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •	12	5

HSI Asset Securitization Corp. Trust
2.378% due 12/25/2035 •	6,910	6,910

IMC Home Equity Loan Trust
7.310% due 11/20/2028	17	17

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
4.043% due 07/25/2034 •	506	510

44	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IXIS Real Estate Capital Trust
2.118% due 01/25/2037 •	$13,523	$6,386
2.248% due 01/25/2037 •	49,399	24,566

Jamestown CLO Ltd.
3.523% due 01/17/2027 •	5,509	5,528

JPMorgan Mortgage Acquisition Corp.
2.668% due 12/25/2035 •	5,000	4,801

JPMorgan Mortgage Acquisition Trust
2.098% due 08/25/2036 •	2	1
2.128% due 08/25/2036 •	889	661

LA Arena Funding LLC
7.656% due 12/15/2026	582	609

Lehman XS Trust
2.168% due 04/25/2037 ^•	15	15

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •	2,900	2,904

Long Beach Mortgage Loan Trust
2.168% due 05/25/2036 •	19,224	12,634
2.178% due 11/25/2036 •	3,558	1,708
2.873% due 07/25/2034 •	176	175
3.068% due 10/25/2034 •	78	77
3.068% due 06/25/2035 •	150	151
3.443% due 03/25/2032 •	140	141

Madison Park Funding Ltd.
3.538% due 07/20/2026 •	2,959	2,962

Marlette Funding Trust
3.060% due 07/17/2028	2,314	2,316

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	421	423

MASTR Asset-Backed Securities Trust
2.148% due 08/25/2036 •	15,500	10,618
2.768% due 12/25/2034 ^•	588	585
2.843% due 10/25/2034 •	860	865

MASTR Specialized Loan Trust
2.868% due 05/25/2037 •	407	37

Merrill Lynch First Franklin Mortgage Loan Trust
3.518% due 10/25/2037 •	272	275

Merrill Lynch Mortgage Investors Trust
2.078% due 10/25/2037 ^•	317	129
2.098% due 09/25/2037 •	99	57
2.108% due 06/25/2037 •	767	304

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	1,487	1,609

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 05/25/2037 •	126	115
2.118% due 11/25/2036 •	10,293	6,604
2.148% due 01/25/2037 •	67,105	35,427
2.168% due 06/25/2036 •	772	667
2.258% due 06/25/2036 •	9,686	8,487
2.348% due 03/25/2036 •	19,126	13,037
2.358% due 03/25/2037 •	25,200	14,107
4.018% due 07/25/2037 ^•	269	141
4.418% due 08/25/2034 •	131	132

Morgan Stanley Dean Witter Capital, Inc. Trust
3.368% due 02/25/2033 •	77	77
4.493% due 01/25/2032 •	210	219

Morgan Stanley Mortgage Loan Trust
2.338% due 11/25/2036 •	691	195
2.538% due 10/25/2036 •	1,652	815

National Collegiate Student Loan Trust
2.288% due 03/26/2029 •	3,077	3,070

Navient Private Education Loan Trust
2.428% due 12/16/2058 •	3,960	3,959
2.650% due 12/15/2028	3,803	3,830
2.740% due 02/15/2029	980	987
3.910% due 12/15/2045	6,500	6,741

Navient Private Education Refi Loan Trust
2.530% due 02/18/2042	650	651
2.820% due 02/15/2068	42,723	43,161
3.010% due 06/16/2042	2,290	2,306
3.030% due 01/15/2043	1,522	1,536

Navient Student Loan Trust
2.398% due 03/25/2067 •	27,897	27,856
2.868% due 06/25/2065 •	3,960	3,972
3.068% due 12/27/2066 •	11,315	11,367

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nelnet Student Loan Trust
2.818% due 09/25/2065 •	$21,063	$21,157
3.045% due 06/27/2067 •	43,457	43,415

New Century Home Equity Loan Trust
2.198% due 05/25/2036 •	265	252

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.638% due 01/25/2036 •	293	373

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.348% due 03/25/2036 •	7,620	7,067

North Carolina State Education Assistance Authority
3.076% due 07/25/2036 •	4,400	4,357

NovaStar Mortgage Funding Trust
2.118% due 03/25/2037 •	13	7
2.798% due 05/25/2033 •	1	1

Ocean Trails CLO
3.076% due 08/13/2025 •	5,098	5,102

OneMain Financial Issuance Trust
3.300% due 03/14/2029	1,000	1,018
5.120% due 03/18/2026	3,483	3,494
6.630% due 03/18/2026	1,000	1,013

Option One Mortgage Loan Trust
2.798% due 02/25/2035 •	781	774
2.813% due 05/25/2034 •	16	16

Option One Mortgage Loan Trust Asset-Backed Certificates
2.544% due 08/20/2030 •	2	2

OSCAR U.S. Funding Trust LLC
2.539% due 04/12/2021 •	5,316	5,319
2.910% due 04/12/2021	1,883	1,885

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)	7,000	7,000
3.128% due 01/20/2027 •	1,345	1,343
3.493% due 04/20/2027 •	1,400	1,400

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.753% due 03/25/2035 •	1,569	1,579
2.993% due 10/25/2034 •	273	275
3.068% due 10/25/2034 •	11,119	11,318

Popular ABS Mortgage Pass-Through Trust
2.478% due 09/25/2035 ^•	2,401	2,417
3.722% due 01/25/2036 ^þ	208	199

Prestige Auto Receivables Trust
2.970% due 12/15/2021	16,997	17,022

RAAC Trust
2.358% due 02/25/2036 •	5,705	5,725
2.418% due 06/25/2047 •	2,431	2,436
2.498% due 03/25/2037 •	1,209	1,214
3.218% due 09/25/2047 •	4,515	4,553
4.518% due 12/25/2035 •	1,447	1,514

Renaissance Home Equity Loan Trust
3.218% due 08/25/2032 •	1,121	1,120
3.258% due 03/25/2033 •	13	13
3.590% due 09/25/2037	687	379
4.934% due 08/25/2035 þ	82	84

Residential Asset Mortgage Products Trust
2.318% due 05/25/2036 ^•	22,354	21,405
2.378% due 02/25/2036 •	13,559	12,965

Residential Asset Securities Corp. Trust
2.168% due 01/25/2037 •	4,636	4,615
2.268% due 04/25/2037 •	10,281	10,234
2.278% due 07/25/2036 •	9,270	9,136
2.288% due 05/25/2037 •	2,318	2,318
2.448% due 01/25/2036 •	15,400	13,727
2.598% due 06/25/2033 •	823	760
2.663% due 03/25/2035 •	1,435	1,440
2.813% due 01/25/2035 •	29	30
3.298% due 07/25/2035 •	1,645	1,649

SACO Trust
2.378% due 05/25/2036 •	517	505
2.538% due 06/25/2036 ^•	92	89

SACO, Inc.
2.768% due 07/25/2035 •	53	53

Salomon Mortgage Loan Trust
2.918% due 11/25/2033 •	332	333

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Santander Drive Auto Receivables Trust
2.160% due 11/15/2022	$17,000	$17,007
2.280% due 09/15/2023	19,900	19,942
2.910% due 01/18/2022	5,859	5,868
3.490% due 05/17/2021	9,059	9,069

Saxon Asset Securities Trust
2.328% due 09/25/2047 •	1,871	1,827
2.518% due 03/25/2032 •	152	152
2.558% due 03/25/2035 •	685	654
3.768% due 12/25/2037 •	17,408	17,492

Securitized Asset-Backed Receivables LLC Trust
2.068% due 10/25/2036 ^•	861	367
2.168% due 12/25/2036 •	26,945	15,677

Securitized Term Auto Receivables Trust
2.862% due 05/25/2021	1,484	1,489

Security National Mortgage Loan Trust
2.668% due 11/25/2034 •	179	178

SG Mortgage Securities Trust
2.148% due 07/25/2036 •	59,111	33,335

Shenton Aircraft Investment Ltd.
4.750% due 10/15/2042	11,198	11,464

SLC Student Loan Trust
2.229% due 03/15/2027 •	5,852	5,837
3.007% due 11/25/2042 •	2,426	2,445
3.019% due 06/15/2021 •	4,640	4,581

SLM Private Education Loan Trust
4.278% due 06/16/2042 •	18,475	18,641
4.540% due 10/17/2044	1,480	1,486

SLM Student Loan Trust
2.386% due 01/27/2025 •	5,119	5,112
2.776% due 04/25/2024 •	3,255	3,256
3.176% due 07/25/2023 •	13,767	13,720
3.319% due 12/15/2033 •	26,383	26,161
3.776% due 04/25/2023 •	18,664	18,862
3.976% due 07/25/2023 •	10,222	10,326

SMB Private Education Loan Trust
2.378% due 02/16/2026 •	715	715
2.490% due 06/15/2027	7,711	7,737
2.880% due 09/15/2034	2,894	2,940
3.428% due 07/15/2027 •	1,401	1,417

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	5,232	5,237
3.140% due 02/25/2027	5,630	5,664
3.200% due 08/25/2027	230	231
3.240% due 02/25/2028	1,492	1,506

SoFi Professional Loan Program LLC
1.720% due 09/25/2040	1,403	1,402
1.750% due 07/25/2040	2,397	2,394
1.860% due 11/26/2040	19,553	19,498
2.130% due 11/16/2048	2,361	2,361
2.370% due 11/16/2048	40,000	40,082
2.630% due 07/25/2040	46,000	46,306
2.740% due 05/25/2040	37,807	38,230
2.780% due 08/17/2048	24,453	24,651
3.218% due 03/25/2033 •	3,276	3,290

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	29,667	29,890
3.120% due 02/25/2048	2,069	2,086

Sound Point Clo Ltd.
3.301% due 01/23/2029 •	4,000	3,998

Soundview Home Loan Trust
2.188% due 07/25/2037 •	46,300	39,093
2.188% due 08/25/2037 •	36,463	33,641
2.918% due 10/25/2037 •	99,227	82,771
3.018% due 09/25/2037 •	2,549	2,051
3.318% due 11/25/2033 •	36	37

South Carolina Student Loan Corp.
3.138% due 09/03/2024 •	325	327

Specialty Underwriting & Residential Finance Trust
2.158% due 06/25/2037 •	14,827	14,172
2.918% due 06/25/2036 •	16,022	15,309
3.218% due 10/25/2035 •	76	73

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	5,253	5,313

Springleaf Funding Trust
2.680% due 07/15/2030	37,500	37,601

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	$1,057	$1,059

Structured Asset Investment Loan Trust
2.678% due 04/25/2035 •	4,707	4,724
2.783% due 08/25/2035 •	1,500	1,495
2.993% due 09/25/2034 •	73	72
3.293% due 12/25/2034 •	813	828
3.443% due 04/25/2034 •	27	27

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.375% due 08/25/2031	44	43

Towd Point Mortgage Trust
3.000% due 11/25/2058 ~	1,400	1,409

Tralee CLO Ltd.
3.308% due 10/20/2027 •	37,700	37,707

Tricon American Homes Trust
2.716% due 09/17/2034	11,548	11,629
2.916% due 09/17/2034	8,700	8,719
3.215% due 09/17/2034	1,200	1,212

TruPS Financials Note Securitization Ltd.
3.726% due 09/20/2039 •	27,285	27,012

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	281	278

Upstart Securitization Trust
2.897% due 09/20/2029	576	578
3.450% due 04/20/2026	551	553

Utah State Board of Regents
2.768% due 01/25/2057 •	10,888	10,890

Venture CLO Ltd.
3.183% due 07/15/2027 •	15,400	15,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •	$102	$51

Wells Fargo Home Equity Asset-Backed Securities Trust
3.593% due 02/25/2035 •	3,500	3,524

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.648% due 04/25/2034 •	71	69

Westlake Automobile Receivables Trust
3.060% due 05/16/2022	28,004	28,124
3.200% due 01/16/2024	10,370	10,423

World Omni Automobile Lease Securitization Trust
2.890% due 11/15/2021	15,354	15,436

Total Asset-Backed Securities (Cost $2,285,014)		2,332,768

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.0%
		1,796

U.S. TREASURY BILLS 0.1%
1.931% due 10/22/2019 - 12/05/2019 (c)(d)(h)	4,719	4,710

Total Short-Term Instruments (Cost $6,505)		6,506

Total Investments in Securities (Cost $5,076,389)		5,188,432

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 17.7%

SHORT-TERM INSTRUMENTS 17.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 17.7%

PIMCO Short-Term Floating NAV Portfolio III	86,359,984	$854,359

Total Short-Term Instruments (Cost $853,534)		854,359

Total Investments in Affiliates (Cost $853,534)		854,359

Total Investments 125.0% (Cost $5,929,923)		$6,042,791

Financial Derivative Instruments (f)(g) 0.1% (Cost or Premiums, net $(22,095))		2,990

Other Assets and Liabilities, net (25.1)%		(1,209,961)

Net Assets 100.0%		$4,835,820

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,796	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,834)	$1,796	$1,796

Total Repurchase Agreements						$(1,834)	$1,796	$1,796

46	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,796	$0	$0	$1,796	$(1,834)	$(38)

Total Borrowings and Other Financing Transactions	$1,796	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(2,223) at a weighted average interest rate of 2.059%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	809	$174,340	$(447)	$0	$(25)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	172	$(20,494)	$140	$8	$0
U.S. Treasury 10-Year Note December Futures	12/2019	316	(41,179)	471	25	0

				$611	$33	$0

Total Futures Contracts				$164	$33	$(25)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/15/2023	$	42,500	$434	$(1,362)	$(928)	$8	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		176,400	(6,234)	(11,895)	(18,129)	42	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		64,900	3,696	(5,002)	(1,306)	16	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,500	2,399	(3,202)	(803)	10	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		13,600	1,178	(1,200)	(22)	5	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		14,800	(25)	(571)	(596)	3	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		49,400	(587)	(267)	(854)	10	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		28,600	(505)	(658)	(1,163)	6	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		14,100	(13)	(561)	(574)	3	0

Total Swap Agreements							$343	$(24,718)	$(24,375)	$103	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$33	$103	$136	$0	$(25)	$0	$(25)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

Cash of $16,156 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	35	$0	$0	$0	$0

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(2)

Counterparty	Reference Obligation	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Long Beach Mortgage Loan Trust 7.654% due 07/25/2033	6.250%	Monthly	07/25/2033	$	81	$0	$18	$18	$0

GST	Ameriquest Mortgage Securities, Inc. 3.364% due 09/25/2034	0.960	Monthly	09/25/2034		88	(30)	31	1	0
	Encore Credit Receivables Trust 3.094% due 07/25/2035	0.690	Monthly	07/25/2035		421	(147)	106	0	(41)
	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034		1	(1)	1	0	0

							$(178)	$156	$19	$(41)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	20,645	$(4,649)	$3,154	$0	$(1,495)

DUB	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046		131	(53)	16	0	(37)
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		30,000	(286)	403	117	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		25,647	(587)	809	222	0

FBF	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037		1,565	(1,327)	1,069	0	(258)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		18,400	(129)	71	0	(58)
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		32,851	(1,250)	1,640	390	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		105,850	(2,202)	3,169	967	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,045	6	3	9	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		10,756	(402)	530	128	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		1,650	(71)	92	21	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		81,800	(5,071)	6,121	1,050	0

JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		3,900	(73)	109	36	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,747	(514)	719	205	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		71,400	(3,276)	4,196	920	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		23,747	(515)	720	205	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		24,887	(867)	1,162	295	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		38,100	(854)	1,202	348	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		50,000	173	22	195	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		113,900	(313)	(46)	0	(359)

							$(22,260)	$25,161	$5,108	$(2,207)

Total Swap Agreements							$(22,438)	$25,317	$5,127	$(2,248)

48	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$18	$18	$0	$0	$(1,495)	$(1,495)	$(1,477)	$1,575	$98
BRC	0	0	0	0	0	0	0	0	0	(200)	(200)
DUB	0	0	339	339	0	0	(37)	(37)	302	(440)	(138)
FBF	0	0	390	390	0	0	(316)	(316)	74	0	74
GST	0	0	2,176	2,176	0	0	(41)	(41)	2,135	(2,070)	65
JPS	0	0	1,161	1,161	0	0	0	0	1,161	(1,170)	(9)
MYC	0	0	500	500	0	0	0	0	500	(321)	179
SAL	0	0	543	543	0	0	(359)	(359)	184	(220)	(36)

Total Over the Counter	$0	$0	$5,127	$5,127	$0	$0	$(2,248)	$(2,248)

(h)

Securities with an aggregate market value of $1,575 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$33	$33
Swap Agreements	0	0	0	0	103	103

	$0	$0	$0	$0	$136	$136

Over the counter
Swap Agreements	$0	$5,127	$0	$0	$0	$5,127

	$0	$5,127	$0	$0	$136	$5,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25

Over the counter
Swap Agreements	$0	$2,248	$0	$0	$0	$2,248

	$0	$2,248	$0	$0	$25	$2,273

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO ABS and Short-Term Investments Portfolio (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,611	$1,611
Swap Agreements	0	0	0	0	(2,253)	(2,253)

	$0	$0	$0	$0	$(642)	$(642)

Over the counter
Written Options	$0	$0	$0	$0	$132	$132
Swap Agreements	0	3,086	0	0	0	3,086

	$0	$3,086	$0	$0	$132	$3,218

	$0	$3,086	$0	$0	$(510)	$2,576

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(426)	$(426)
Swap Agreements	0	0	0	0	(20,922)	(20,922)

	$0	$0	$0	$0	$(21,348)	$(21,348)

Over the counter
Swap Agreements	$0	$236	$0	$0	$0	$236

	$0	$236	$0	$0	$(21,348)	$(21,112)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,007	$0	$28,007
Industrials	0	6,831	0	6,831
Municipal Bonds & Notes
Texas	0	435	0	435
West Virginia	0	3,294	0	3,294
U.S. Government Agencies	0	1,613,494	0	1,613,494
U.S. Treasury Obligations	0	9,455	0	9,455
Non-Agency Mortgage-Backed Securities	0	1,187,642	0	1,187,642
Asset-Backed Securities	0	2,332,768	0	2,332,768
Short-Term Instruments
Repurchase Agreements	0	1,796	0	1,796
U.S. Treasury Bills	0	4,710	0	4,710

	$0	$5,188,432	$0	$5,188,432

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$854,359	$0	$0	$854,359

Total Investments	$854,359	$5,188,432	$0	$6,042,791

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$33	$103	$0	$136
Over the counter	0	5,127	0	5,127

	$33	$5,230	$0	$5,263

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	0	0	(25)
Over the counter	0	(2,248)	0	(2,248)

	$(25)	$(2,248)	$0	$(2,273)

Total Financial Derivative Instruments	$8	$2,982	$0	$2,990

Totals	$854,367	$5,191,414	$0	$6,045,781

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

50	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 53.4%

ARGENTINA 1.1%

SOVEREIGN ISSUES 1.1%

Argentina Government International Bond
6.875% due 04/22/2021		$10,000	$4,962
79.499% (ARLLMONP) due 06/21/2020 ~(a)	ARS	240	2

Autonomous City of Buenos Aires Argentina
62.660% due 03/29/2024 •(a)		3,770	35

Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)		64,270	391

Total Argentina (Cost $13,471)			5,390

BRAZIL 8.9%

CORPORATE BONDS & NOTES 2.4%

Braskem Netherlands Finance BV
4.500% due 01/10/2028		$5,000	5,025

Itau Unibanco Holding S.A.
5.750% due 01/22/2021		1,000	1,034

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (d)(e)		1,265	16
0.000% due 10/31/2019 (d)(e)		1,886	24

Petrobras Global Finance BV
6.125% due 01/17/2022		4,038	4,345
8.375% due 05/23/2021		827	906

			11,350

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		2,700	2,730

SOVEREIGN ISSUES 5.9%

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	120,000	28,523

Total Brazil (Cost $43,431)			42,603

CAYMAN ISLANDS 4.1%

CORPORATE BONDS & NOTES 4.1%

Baidu, Inc.
3.000% due 06/30/2020		$300	301

Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		2,200	2,280

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		3,152	3,137

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		5,131	3,091

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		831	816

QNB Finance Ltd.
2.875% due 04/29/2020		10,000	10,022

Total Cayman Islands (Cost $20,285)			19,647

CHILE 0.1%

CORPORATE BONDS & NOTES 0.1%

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		$159	163
4.500% due 08/15/2025		127	128

Total Chile (Cost $274)			291

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.0%

CORPORATE BONDS & NOTES 1.0%

CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$1,000	$1,074

CNPC General Capital Ltd.
2.700% due 11/25/2019	200	200

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,400	1,401
4.375% due 04/10/2024	2,000	2,159

Total China (Cost $4,599)		4,834

COLOMBIA 0.5%

CORPORATE BONDS & NOTES 0.1%

Ecopetrol S.A.
5.375% due 06/26/2026	$560	630

SOVEREIGN ISSUES 0.4%

Colombia Government International Bond
4.375% due 07/12/2021	1,900	1,970

Total Colombia (Cost $2,460)		2,600

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%

Dominican Republic International Bond
7.500% due 05/06/2021	$2,000	2,093

Total Dominican Republic (Cost $2,084)		2,093

GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%

Guatemala Government International Bond
5.750% due 06/06/2022	$3,000	3,193

Total Guatemala (Cost $3,186)		3,193

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

CNPC General Capital Ltd.
3.400% due 04/16/2023	$500	513

Total Hong Kong (Cost $500)		513

INDIA 2.5%

CORPORATE BONDS & NOTES 2.5%

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	$4,900	4,933
3.950% due 01/19/2022	6,750	6,913

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~	300	300

Total India (Cost $12,078)		12,146

INDONESIA 3.7%

CORPORATE BONDS & NOTES 0.2%

Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021	$800	841

SOVEREIGN ISSUES 3.5%

Indonesia Government International Bond
4.875% due 05/05/2021	13,000	13,494
6.750% due 01/15/2044	2,400	3,451

		16,945

Total Indonesia (Cost $17,056)		17,786

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KAZAKHSTAN 2.1%

CORPORATE BONDS & NOTES 2.1%

KazMunayGas National Co. JSC
3.875% due 04/19/2022		$10,000	$10,270

Total Kazakhstan (Cost $10,232)			10,270

MEXICO 6.1%

CORPORATE BONDS & NOTES 3.0%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$5,000	5,137

BBVA Bancomer S.A.
6.500% due 03/10/2021		2,938	3,070
6.750% due 09/30/2022		4,200	4,599

Petroleos Mexicanos
6.490% due 01/23/2027		500	522
6.840% due 01/23/2030		500	518
7.690% due 01/23/2050		500	523

			14,369

SOVEREIGN ISSUES 3.1%

Mexico Government International Bond
6.500% due 06/10/2021	MXN	150,000	7,583
10.000% due 12/05/2024		129,000	7,480

			15,063

Total Mexico (Cost $33,180)			29,432

POLAND 0.0%

SOVEREIGN ISSUES 0.0%

Poland Government International Bond
5.500% due 10/25/2019	PLN	96	24

Total Poland (Cost $29)			24

QATAR 11.5%

CORPORATE BONDS & NOTES 0.3%

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$1,300	1,317

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.2%

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		25,000	24,938

SOVEREIGN ISSUES 6.0%

Qatar Government International Bond
3.375% due 03/14/2024		2,800	2,935
3.875% due 04/23/2023		15,000	15,885
4.000% due 03/14/2029		3,200	3,550
4.500% due 04/23/2028		2,000	2,283
4.817% due 03/14/2049		1,200	1,488
5.103% due 04/23/2048		2,000	2,561

			28,702

Total Qatar (Cost $52,581)			54,957

RUSSIA 0.2%

CORPORATE BONDS & NOTES 0.2%

ALROSA Finance S.A.
7.750% due 11/03/2020		$936	989

Total Russia (Cost $945)			989

SAUDI ARABIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		3,100	3,127

Total Saudi Arabia (Cost $3,108)			3,127

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SERBIA 0.4%

SOVEREIGN ISSUES 0.4%

Serbia Government International Bond
4.875% due 02/25/2020	$827	$835
7.250% due 09/28/2021	1,162	1,271

Total Serbia (Cost $2,096)		2,106

SOUTH AFRICA 1.7%

CORPORATE BONDS & NOTES 1.7%

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021	$6,100	6,158

SASOL Financing USA LLC
5.875% due 03/27/2024	1,800	1,946

Total South Africa (Cost $7,873)		8,104

SOUTH KOREA 0.1%

SOVEREIGN ISSUES 0.1%

Export-Import Bank of Korea
2.625% due 12/30/2020	$500	503

Total South Korea (Cost $503)		503

UKRAINE 0.1%

SOVEREIGN ISSUES 0.1%

Ukraine Government International Bond
7.750% due 09/01/2021	$300	313

Total Ukraine (Cost $314)		313

UNITED STATES 1.4%

ASSET-BACKED SECURITIES 0.1%

GSAA Home Equity Trust
2.318% due 03/25/2037 •	$256	157

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	275	130

		287

CORPORATE BONDS & NOTES 1.2%

Rio Oil Finance Trust
8.200% due 04/06/2028	600	689
9.250% due 07/06/2024	2,385	2,671
9.750% due 01/06/2027	2,123	2,489

		5,849

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Banc of America Mortgage Trust
4.437% due 02/25/2036 ^~	$12	$11

Chase Mortgage Finance Trust
4.218% due 03/25/2037 ^~	30	30

Citigroup Mortgage Loan Trust
4.199% due 07/25/2046 ^~	17	16

Citigroup Mortgage Loan Trust, Inc.
5.131% due 03/25/2034 ~	4	4

Countrywide Home Loan Mortgage Pass-Through Trust
3.499% due 10/20/2035 ~	46	41
3.864% due 09/25/2047 ^~	12	11

HarborView Mortgage Loan Trust
4.490% due 08/19/2036 ^~	5	5

Luminent Mortgage Trust
2.378% due 12/25/2036 ^•	18	17

MASTR Adjustable Rate Mortgages Trust
2.258% due 05/25/2037 •	124	78

Merrill Lynch Alternative Note Asset Trust
2.318% due 03/25/2037 •	275	118
4.178% due 06/25/2037 ^~	147	112

Merrill Lynch Mortgage-Backed Securities Trust
5.261% due 04/25/2037 ^~	30	30

Morgan Stanley Mortgage Loan Trust
4.365% due 06/25/2036 ~	6	7

Sequoia Mortgage Trust
3.659% due 01/20/2047 ^~	13	11

WaMu Mortgage Pass-Through Certificates Trust
3.446% due 01/25/2037 ^~	31	30
3.463% due 05/25/2037 ^~	41	34
3.536% due 04/25/2037 ^~	18	17
3.675% due 12/25/2036 ^~	19	18
3.720% due 09/25/2036 ^~	31	30
3.823% due 12/25/2036 ^~	67	67

		687

Total United States (Cost $6,225)		6,823

VIRGIN ISLANDS (BRITISH) 0.2%

CORPORATE BONDS & NOTES 0.2%

GTL Trade Finance, Inc.
5.893% due 04/29/2024	$917	1,008

Total Virgin Islands (British) (Cost $877)		1,008

SHORT-TERM INSTRUMENTS 5.9%

REPURCHASE AGREEMENTS (f) 4.3%
		20,871

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
13.231% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	10,960	$106

U.S. TREASURY BILLS 1.6%
1.959% due 11/07/2019 - 12/26/2019 (c)(d)(i)		$7,588	7,570

Total Short-Term Instruments (Cost $28,691)			28,547

Total Investments in Securities (Cost $266,078)			257,299

		SHARES
INVESTMENTS IN AFFILIATES 44.1%

SHORT-TERM INSTRUMENTS 44.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 44.1%

PIMCO Short-Term Floating NAV Portfolio III		21,497,040	212,670

Total Short-Term Instruments (Cost $212,459)			212,670

Total Investments in Affiliates (Cost $212,459)			212,670

Total Investments 97.5% (Cost $478,537)			$469,969

Financial Derivative Instruments (g)(h) (0.5)% (Cost or Premiums, net $(4,699))			(2,633)

Other Assets and Liabilities, net 3.0%			14,661

Net Assets 100.0%			$481,997

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

52	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.400%	09/30/2019	10/01/2019	$11,900	U.S. Treasury Notes 2.750% due 09/15/2021	$(12,157)	$11,900	$11,901
	2.500	09/30/2019	10/01/2019	7,800	U.S. Treasury Notes 2.750% due 04/30/2023	(8,052)	7,800	7,800
FICC	1.500	09/30/2019	10/01/2019	1,171	U.S. Treasury Notes 2.250% due 03/31/2021	(1,199)	1,171	1,171

Total Repurchase Agreements						$(21,408)	$20,871	$20,872

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$19,701	$0	$0	$19,701	$(20,209)	$(508)
FICC	1,171	0	0	1,171	(1,199)	(28)

Total Borrowings and Other Financing Transactions	$20,872	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	8.075%	Lunar	08/26/2020	MXN	1,717,000	$(1,000)	$1,700	$700	$0	$(41)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		2,446,000	(130)	2,376	2,246	0	(72)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		100,000	0	94	94	0	(3)
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020		100,000	0	95	95	0	(3)
Pay	28-Day MXN-TIIE	8.750	Lunar	11/06/2020		200,000	0	191	191	0	(6)
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,782,000	(121)	1,817	1,696	0	(54)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		744,000	16	(749)	(733)	23	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		2,839,000	128	(3,262)	(3,134)	91	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		2,980,000	0	(3,338)	(3,338)	97	0

Total Swap Agreements							$(1,107)	$(1,076)	$(2,183)	$211	$(179)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$211	$211	$0	$0	$(179)	$(179)

Cash of $364 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2019	MXN	55,566		$2,833	$20	$0
	10/2019		$1,163	RUB	76,052	8	0
	12/2019	TWD	563,724		$18,123	0	(146)
	03/2020		$70,000	CNH	500,355	0	(198)

BRC	10/2019		9,004	MXN	174,651	0	(165)

CBK	11/2019		14,864		293,210	0	(89)
	11/2019		3,434	RUB	226,876	45	0
	01/2020	BRL	120,000		$29,623	901	0

DUB	03/2020	CNH	881,210		122,314	0	(619)

GLM	10/2019	MXN	4,431		228	4	0
	10/2019		$227	MXN	4,431	0	(3)

HUS	10/2019	MXN	9,410		$482	6	0
	10/2019	RUB	160,581		2,450	0	(23)
	10/2019		$227	MXN	4,431	0	(2)
	12/2019	TWD	460,425		$15,000	78	0
	03/2020	CNH	286,286		39,798	46	(186)

JPM	10/2019	MXN	63,060		3,214	22	0
	10/2019		$5,958	MXN	116,112	0	(82)
	10/2019		1,176	RUB	77,024	10	0
	10/2019		161	TRY	929	2	0
	01/2020		14,588	MXN	293,173	13	0

MYI	10/2019		2,997		58,417	0	(40)

RYL	03/2020	CNH	537,493		$74,525	0	(458)

SCX	12/2019	INR	18,595		256	0	(5)

Total Forward Foreign Currency Contracts						$1,155	$(2,016)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus MXN	MXN	27.500	10/15/2019	60,000	$6	$0

BPS	Call - OTC USD versus MXN		26.000	10/03/2019	45,000	5	0

Total Purchased Options						$11	$0

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.350	10/10/2019	15,000	$(157)	$(7)

CBK	Call - OTC USD versus MXN		20.320	10/15/2019	33,000	(339)	(39)

GLM	Call - OTC USD versus MXN		20.240	10/09/2019	18,000	(177)	(10)

JPM	Put - OTC USD versus MXN		19.850	10/03/2019	30,000	(162)	(201)

MYI	Call - OTC USD versus MXN		19.850	10/03/2019	45,000	(423)	(74)
	Call - OTC USD versus MXN		19.920	10/07/2019	18,000	(150)	(34)
	Put - OTC USD versus MXN		19.830	10/09/2019	30,000	(188)	(217)
	Put - OTC USD versus MXN		19.870	10/15/2019	30,000	(231)	(287)

Total Written Options						$(1,827)	$(869)

54	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	12/20/2019	0.391%	$10,000	$(2)	$19	$17	$0
	South Africa Government International Bond	1.000	Quarterly	12/20/2019	0.538	10,000	(28)	42	14	0

BRC	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2021	100.016	500	8	(294)	0	(286)

DUB	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922	5,000	(263)	144	0	(119)

GST	Argentine Republic Government International Bond	5.000	Quarterly	06/20/2021	100.016	500	5	(291)	0	(286)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	1,000	(111)	113	2	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	0.256	10,000	(143)	200	57	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620	700	(22)	32	10	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2020	0.612	3,000	(31)	40	9	0

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	8,000	21	3	24	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2020	0.453	5,000	9	12	21	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2020	0.322	2,900	15	0	15	0

JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	5,000	(40)	51	11	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620	2,800	(82)	121	39	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	14,400	(894)	530	0	(364)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.620	2,000	(57)	85	28	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	5,000	(161)	34	0	(127)

Total Swap Agreements							$(1,776)	$841	$247	$(1,182)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$0	$(7)	$0	$(7)	$(7)	$73	$66
BPS	28	0	31	59	(344)	0	0	(344)	(285)	0	(285)
BRC	0	0	0	0	(165)	0	(286)	(451)	(451)	272	(179)
CBK	946	0	0	946	(89)	(39)	0	(128)	818	(1,107)	(289)
DUB	0	0	0	0	(619)	0	(119)	(738)	(738)	(462)	(1,200)
GLM	4	0	0	4	(3)	(10)	0	(13)	(9)	0	(9)
GST	0	0	78	78	0	0	(286)	(286)	(208)	0	(208)
HUS	130	0	60	190	(211)	0	0	(211)	(21)	0	(21)
JPM	47	0	50	97	(82)	(201)	(364)	(647)	(550)	713	163
MYI	0	0	0	0	(40)	(612)	0	(652)	(652)	1,104	452
NGF	0	0	28	28	0	0	(127)	(127)	(99)	39	(60)
RYL	0	0	0	0	(458)	0	0	(458)	(458)	201	(257)
SCX	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)

Total Over the Counter	$1,155	$0	$247	$1,402	$(2,016)	$(869)	$(1,182)	$(4,067)

(i)

Securities with an aggregate market value of $3,970 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$211	$211

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,155	$0	$1,155
Swap Agreements	0	247	0	0	0	247

	$0	$247	$0	$1,155	$0	$1,402

	$0	$247	$0	$1,155	$211	$1,613

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$179	$179

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,016	$0	$2,016
Written Options	0	0	0	869	0	869
Swap Agreements	0	1,182	0	0	0	1,182

	$0	$1,182	$0	$2,885	$0	$4,067

	$0	$1,182	$0	$2,885	$179	$4,246

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(526)	$(526)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,248	$0	$1,248
Purchased Options	0	0	0	(4)	0	(4)
Written Options	0	0	0	4,115	0	4,115
Swap Agreements	0	506	0	0	0	506

	$0	$506	$0	$5,359	$0	$5,865

	$0	$506	$0	$5,359	$(526)	$5,339

56	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(164)	$(164)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,611)	$0	$(1,611)
Purchased Options	0	0	0	(10)	0	(10)
Written Options	0	0	0	960	0	960
Swap Agreements	0	(227)	0	0	0	(227)

	$0	$(227)	$0	$(661)	$0	$(888)

	$0	$(227)	$0	$(661)	$(164)	$(1,052)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Argentina
Sovereign Issues	$0	$5,390	$0	$5,390
Brazil
Corporate Bonds & Notes	0	11,350	0	11,350
Loan Participations and Assignments	0	0	2,730	2,730
Sovereign Issues	0	28,523	0	28,523
Cayman Islands
Corporate Bonds & Notes	0	19,647	0	19,647
Chile
Corporate Bonds & Notes	0	291	0	291
China
Corporate Bonds & Notes	0	4,834	0	4,834
Colombia
Corporate Bonds & Notes	0	630	0	630
Sovereign Issues	0	1,970	0	1,970
Dominican Republic
Sovereign Issues	0	2,093	0	2,093
Guatemala
Sovereign Issues	0	3,193	0	3,193
Hong Kong
Corporate Bonds & Notes	0	513	0	513
India
Corporate Bonds & Notes	0	12,146	0	12,146
Indonesia
Corporate Bonds & Notes	0	841	0	841
Sovereign Issues	0	16,945	0	16,945
Kazakhstan
Corporate Bonds & Notes	0	10,270	0	10,270
Mexico
Corporate Bonds & Notes	0	14,369	0	14,369
Sovereign Issues	0	15,063	0	15,063
Poland
Sovereign Issues	0	24	0	24
Qatar
Corporate Bonds & Notes	0	1,317	0	1,317
Loan Participations and Assignments	0	0	24,938	24,938
Sovereign Issues	0	28,702	0	28,702
Russia
Corporate Bonds & Notes	0	989	0	989
Saudi Arabia
Corporate Bonds & Notes	0	3,127	0	3,127
Serbia
Sovereign Issues	0	2,106	0	2,106
South Africa
Corporate Bonds & Notes	0	8,104	0	8,104

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
South Korea
Sovereign Issues	$0	$503	$0	$503
Ukraine
Sovereign Issues	0	313	0	313
United States
Asset-Backed Securities	0	287	0	287
Corporate Bonds & Notes	0	5,849	0	5,849
Non-Agency Mortgage-Backed Securities	0	687	0	687
Virgin Islands (British)
Corporate Bonds & Notes	0	1,008	0	1,008
Short-Term Instruments
Repurchase Agreements	0	20,871	0	20,871
Argentina Treasury Bills	0	106	0	106
U.S. Treasury Bills	0	7,570	0	7,570

	$0	$229,631	$27,668	$257,299

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$212,670	$0	$0	$212,670

Total Investments	$212,670	$229,631	$27,668	$469,969

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	211	0	211
Over the counter	0	1,402	0	1,402

	$0	$1,613	$0	$1,613

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(179)	0	(179)
Over the counter	0	(4,067)	0	(4,067)

	$0	$(4,246)	$0	$(4,246)

Total Financial Derivative Instruments	$0	$(2,633)	$0	$(2,633)

Totals	$212,670	$226,998	$27,668	$467,336

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO EM Bond and Short-Term Investments Portfolio (Cont.)

September 30, 2019 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,680	$0	$0	$0	$0	$50	$0	$0	$2,730	$50
Qatar
Loan Participations and Assignments	24,812	0	0	50	0	76	0	0	24,938	76

Totals	$27,492	$0	$0	$50	$0	$126	$0	$0	$27,668	$126

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$2,730	Proxy Pricing	Base Price	101.080
Qatar
Loan Participations and Assignments	24,938	Third Party Vendor	Broker Quote	99.750

Total	$27,668

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

58	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 6.7%

Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~		$2,159	$2,156

Ancestry.com Operations, Inc.
6.300% (LIBOR03M + 4.250%) due 08/27/2026 ~		677	673

B.C. Unlimited Liability Co.
4.294% (LIBOR03M + 2.250%) due 02/16/2024 ~		941	945

Blackstone CQP Holdco LP
5.656% (LIBOR03M + 3.500%) due 09/30/2024 ~		19,002	19,118

Dun & Bradstreet Corp.
7.054% (LIBOR03M + 5.000%) due 02/06/2026 ~		200	202

Entercom Media Corp.
4.804% (LIBOR03M + 2.750%) due 11/18/2024 ~		128	128

Envision Healthcare Corp.
5.794% (LIBOR03M + 3.750%) due 10/10/2025 ~		1,241	1,015

iHeartCommunications, Inc.
6.100% (LIBOR03M + 4.000%) due 05/01/2026 ~		1,354	1,365

Neiman Marcus Group Ltd. LLC
8.557% (LIBOR03M + 6.500%) due 10/25/2023 ~		1,969	1,505

Ortho-Clinical Diagnostics S.A.
5.563% (LIBOR03M + 3.250%) due 06/30/2025 ~		792	768

RegionalCare Hospital Partners Holdings, Inc.
6.554% (LIBOR03M + 4.500%) due 11/17/2025 ~		3,722	3,729

Sequa Mezzanine Holdings LLC
7.187% (LIBOR03M + 5.000%) due 11/28/2021 ~		173	171

Sigma Bidco BV
5.320% (LIBOR03M + 3.000%) due 07/02/2025 ~		494	493

TEX Operations Co. LLC
4.044% (LIBOR03M + 2.000%) due 08/04/2023 ~		590	586

Verscend Holding Corp.
6.544% (LIBOR03M + 4.500%) due 08/27/2025 ~		668	672

Total Loan Participations and Assignments (Cost $33,810)			33,526

CORPORATE BONDS & NOTES 76.9%

BANKING & FINANCE 19.8%

Ally Financial, Inc.
8.000% due 11/01/2031		9,215	12,782

Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	1,200	1,420

Arrow Global Finance PLC
5.125% due 09/15/2024		400	491

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		$2,300	2,460

Banco BTG Pactual S.A.
5.500% due 01/31/2023		300	314

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(f)(g)		400	403
7.625% due 01/10/2028 •(f)(g)		400	410

Banco Pan S.A.
8.500% due 04/23/2020		1,875	1,931

Barclays PLC
7.875% due 09/15/2022 •(f)(g)	GBP	2,300	3,014
8.000% due 06/15/2024 •(f)(g)		$800	851

Cabot Financial Luxembourg S.A.
7.500% due 10/01/2023	GBP	5,300	6,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
4.875% due 05/01/2024	$50	$53

CIT Group, Inc.
5.000% due 08/15/2022	3,375	3,584
5.800% due 06/15/2022 •(f)	550	558

Credit Agricole S.A.
7.875% due 01/23/2024 •(f)(g)	600	671

Credit Suisse Group AG
7.500% due 12/11/2023 •(f)(g)	600	665

Fly Leasing Ltd.
6.375% due 10/15/2021	350	357

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	1,150	1,185

Freedom Mortgage Corp.
8.125% due 11/15/2024	430	398
8.250% due 04/15/2025	1,500	1,384

HSBC Holdings PLC
6.375% due 03/30/2025 •(f)(g)	400	424

Icahn Enterprises LP
6.250% due 02/01/2022	250	257
6.375% due 12/15/2025	2,800	2,951

Jefferies Finance LLC
6.250% due 06/03/2026	2,400	2,484

Kennedy-Wilson, Inc.
5.875% due 04/01/2024	1,000	1,031

Ladder Capital Finance Holdings LLLP
5.250% due 03/15/2022	2,150	2,243

LoanCore Capital Markets LLC
6.875% due 06/01/2020	905	894

Nationstar Mortgage LLC
6.500% due 07/01/2021	1,525	1,533
6.500% due 06/01/2022	1,850	1,854

Navient Corp.
5.625% due 08/01/2033	3,550	3,015
5.875% due 03/25/2021	3,250	3,388
6.625% due 07/26/2021	6,750	7,104

Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	8,136	8,400

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023	4,650	4,823
5.500% due 02/15/2024	1,100	1,190

Pinnacol Assurance
8.625% due 06/25/2034 «(h)	5,000	5,376

SLM Corp.
5.125% due 04/05/2022	2,000	2,055

Societe Generale S.A.
7.375% due 09/13/2021 •(f)(g)	300	316

Springleaf Finance Corp.
6.125% due 05/15/2022	1,125	1,209
7.125% due 03/15/2026	1,000	1,111

Stearns Holdings LLC
9.375% due 08/15/2020 ^(b)	9,895	4,774

Sumitomo Mitsui Financial Group, Inc.
3.163% (US0003M + 0.860%) due 07/19/2023 ~	800	805

Uniti Group, Inc.
6.000% due 04/15/2023	900	872

Voyager Aviation Holdings LLC
8.500% due 08/15/2021	875	900

		98,718

INDUSTRIALS 49.4%

ADT Security Corp.
3.500% due 07/15/2022	1,000	1,008
4.875% due 07/15/2032	530	466

Afren PLC
6.625% due 12/09/2020 ^(b)	1,952	16

Altice France S.A.
7.375% due 05/01/2026	4,300	4,627

AMC Networks, Inc.
4.750% due 08/01/2025	2,000	2,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antero Resources Corp.
5.625% due 06/01/2023 (j)		$2,500	$2,175

Avon Products, Inc.
7.000% due 03/15/2023		3,000	3,173

Baffinland Iron Mines Corp.
8.750% due 07/15/2026		3,000	3,087

Ball Corp.
4.875% due 03/15/2026		1,200	1,310

Bausch Health Americas, Inc.
9.250% due 04/01/2026		2,375	2,705

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	4,800	5,300
5.875% due 05/15/2023		$1,570	1,596
6.125% due 04/15/2025		1,100	1,144
7.000% due 01/15/2028		1,050	1,134
7.250% due 05/30/2029		1,450	1,587

BCD Acquisition, Inc.
9.625% due 09/15/2023		900	923

Boise Cascade Co.
5.625% due 09/01/2024		100	104

Bombardier, Inc.
7.875% due 04/15/2027		900	899

Boyd Gaming Corp.
6.000% due 08/15/2026		550	582

California Resources Corp.
5.000% due 01/15/2020		8,281	7,701
5.500% due 09/15/2021		584	293
6.000% due 11/15/2024		4,329	1,623
8.000% due 12/15/2022		4,468	2,234

CCO Holdings LLC
5.750% due 02/15/2026		2,550	2,697
5.875% due 04/01/2024		600	628

Charter Communications Operating LLC
5.375% due 04/01/2038		200	224
5.750% due 04/01/2048		150	171

Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		3,750	4,181
7.000% due 06/30/2024		1,600	1,842

Chobani LLC
7.500% due 04/15/2025		2,750	2,647

CommScope Technologies LLC
5.000% due 03/15/2027		5,000	4,150

Community Health Systems, Inc.
6.250% due 03/31/2023		6,950	6,930

Constellation Oil Services Holding S.A. (9.000% Cash and 0.500% PIK)
9.500% due 11/09/2024 ^(a)(b)		5,134	2,233

Continental Resources, Inc.
5.000% due 09/15/2022		165	167

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026		1,000	988

CVS Health Corp.
4.300% due 03/25/2028		650	704
4.780% due 03/25/2038		100	110

DAE Funding LLC
4.500% due 08/01/2022		400	407
5.000% due 08/01/2024		2,250	2,351
5.750% due 11/15/2023		100	105

Dell International LLC
8.350% due 07/15/2046		1,327	1,752

Dell, Inc.
5.400% due 09/10/2040		7,000	6,965
6.500% due 04/15/2038		18,050	18,907

Dun & Bradstreet Corp.
10.250% due 02/15/2027		5,000	5,550

Eagle Holding Co. LLC (7.750% Cash or 8.500% PIK)
7.750% due 05/15/2022 (a)		500	505

Eldorado Resorts, Inc.
7.000% due 08/01/2023		800	838

Endo Dac
5.875% due 10/15/2024		4,400	3,916
6.000% due 07/15/2023		3,437	2,125
6.000% due 02/01/2025		13,825	8,191

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Envision Healthcare Corp.
8.750% due 10/15/2026		$3,950	$2,429

Fair Isaac Corp.
5.250% due 05/15/2026		125	134

Ford Motor Co.
4.750% due 01/15/2043		3,000	2,605

goeasy Ltd.
7.875% due 11/01/2022		2,750	2,867

Greif, Inc.
6.500% due 03/01/2027		750	797

HCA, Inc.
5.250% due 06/15/2026		950	1,059
5.375% due 02/01/2025		3,450	3,778

Hertz Corp.
7.125% due 08/01/2026		4,950	5,176

Hilton Worldwide Finance LLC
4.875% due 04/01/2027		650	690

Huntsman International LLC
5.125% due 04/15/2021	EUR	600	696

iHeartCommunications, Inc.
6.375% due 05/01/2026		$393	426
8.375% due 05/01/2027		712	772

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (a)	EUR	500	566

IHS Markit Ltd.
4.750% due 02/15/2025		$2,300	2,501

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024		3,000	3,029

Jagged Peak Energy LLC
5.875% due 05/01/2026		700	705

KB Home
7.625% due 05/15/2023		500	569

KFC Holding Co.
5.000% due 06/01/2024		1,000	1,040

Kinder Morgan, Inc.
8.050% due 10/15/2030		200	264

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		9,906	8,767

Live Nation Entertainment, Inc.
5.625% due 03/15/2026		100	107

Mallinckrodt International Finance S.A.
4.875% due 04/15/2020 (j)		4,975	3,109
5.500% due 04/15/2025		1,200	360
5.625% due 10/15/2023 (j)		10,000	3,350
5.750% due 08/01/2022 (j)		1,400	532

Marriott Ownership Resorts, Inc.
6.500% due 09/15/2026		325	352

MGM Resorts International
5.750% due 06/15/2025		700	774
6.000% due 03/15/2023		2,000	2,208

Minerva Luxembourg S.A.
6.500% due 09/20/2026		2,300	2,401

MPLX LP
4.500% due 07/15/2023		1,100	1,173

Netflix, Inc.
5.375% due 11/15/2029		325	339

Novasep Holding S.A.S. (5.000% Cash and 3.000% PIK)
8.000% due 05/31/2022 (b)	EUR	8,967	9,236

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2019 (e)(f)		$574	7

Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		1,000	982

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		200	183

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(b)		1,250	109
5.500% due 04/12/2037 ^(b)		1,250	109

PetSmart, Inc.
5.875% due 06/01/2025		1,252	1,252

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,100	1,191

Post Holdings, Inc.
5.000% due 08/15/2026		1,500	1,561

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 03/01/2025		$500	$526

Precision Drilling Corp.
7.750% due 12/15/2023		950	928

Rackspace Hosting, Inc.
8.625% due 11/15/2024 (j)		775	717

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		3,375	3,731
5.625% due 03/01/2025		950	1,068
5.875% due 06/30/2026		850	975

Sands China Ltd.
5.400% due 08/08/2028		700	790

Scientific Games International, Inc.
5.000% due 10/15/2025		1,650	1,707

Sealed Air Corp.
6.875% due 07/15/2033		400	470

Sensata Technologies BV
5.625% due 11/01/2024		600	656

Standard Industries, Inc.
5.375% due 11/15/2024		2,100	2,171

Suburban Propane Partners LP
5.750% due 03/01/2025		460	471

T-Mobile USA, Inc.
4.750% due 02/01/2028		3,200	3,361
6.000% due 04/15/2024		2,625	2,730
6.500% due 01/15/2026		3,800	4,095

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,000	696

Tesco PLC
6.150% due 11/15/2037		510	587

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	300	275

Toll Brothers Finance Corp.
4.875% due 03/15/2027		$1,500	1,614

Uber Technologies, Inc.
7.500% due 09/15/2027		4,050	4,050

United Rentals North America, Inc.
4.625% due 10/15/2025		1,450	1,485
5.500% due 05/15/2027		350	372

VeriSign, Inc.
4.750% due 07/15/2027		4,000	4,205

ViaSat, Inc.
5.625% due 04/15/2027		275	289

Videotron Ltd.
5.125% due 04/15/2027		1,350	1,431

Virgin Media Finance PLC
5.250% due 02/15/2022		1,600	1,640

Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	1,400	1,817

VOC Escrow Ltd.
5.000% due 02/15/2028		$300	311

Williams Scotsman International, Inc.
6.875% due 08/15/2023		2,050	2,153

WMG Acquisition Corp.
5.500% due 04/15/2026		1,750	1,842

Wyndham Destinations, Inc.
5.750% due 04/01/2027		3,000	3,251

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	1,029

Yum! Brands, Inc.
6.875% due 11/15/2037		100	113

Ziggo BV
5.500% due 01/15/2027		1,600	1,676

			246,478

UTILITIES 7.7%

Blue Racer Midstream LLC
6.125% due 11/15/2022		1,050	1,061

CenturyLink, Inc.
7.500% due 04/01/2024 (j)		950	1,065

Genesis Energy LP
5.625% due 06/15/2024		200	193
6.000% due 05/15/2023		2,525	2,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NSG Holdings LLC
7.750% due 12/15/2025	$1,633	$1,760

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	311	310

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)	915	551

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	168	165

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(a)	714	190

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(b)	100	100
5.125% due 11/15/2043 ^(b)	100	109
6.050% due 03/01/2034 ^(b)	100	114

Rio Oil Finance Trust
8.200% due 04/06/2028	600	688

Sprint Capital Corp.
8.750% due 03/15/2032	2,300	2,843

Sprint Communications, Inc.
7.000% due 08/15/2020	3,800	3,932

Sprint Corp.
7.125% due 06/15/2024	4,600	4,969
7.875% due 09/15/2023	6,750	7,431

Targa Resources Partners LP
6.500% due 07/15/2027	100	109
6.875% due 01/15/2029	425	465

Terraform Global Operating LLC
6.125% due 03/01/2026	2,000	2,060

TerraForm Power Operating LLC
5.000% due 01/31/2028	2,500	2,612

Vistra Energy Corp.
8.000% due 01/15/2025	4,775	5,044

		38,318

Total Corporate Bonds & Notes (Cost $388,836)		383,514

MUNICIPAL BONDS & NOTES 0.8%

FLORIDA 0.1%

Sunrise, Florida Special Assessment Notes, Series 2015
4.800% due 05/01/2025	450	475

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	100	100

WEST VIRGINIA 0.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,250	3,366

Total Municipal Bonds & Notes (Cost $3,126)		3,941

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

Adjustable Rate Mortgage Trust
4.097% due 10/25/2035 ~	75	60

American Home Mortgage Assets Trust
3.366% due 11/25/2046 •	619	309
6.250% due 06/25/2037 ^þ	154	141

Banc of America Funding Trust
4.178% due 03/20/2036 ^~	87	84

Bear Stearns ALT-A Trust
4.495% due 01/25/2035 ~	3	3

Citigroup Mortgage Loan Trust
4.990% due 11/25/2035 •	157	159

Countrywide Alternative Loan Trust
2.198% due 05/25/2047 •	22	21
2.254% due 03/20/2046 •	38	36
2.278% due 07/25/2046 ^•	294	201

60	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.446% due 12/25/2035 •	$48	$44
3.522% due 10/25/2035 ^~	32	29

Countrywide Home Loan Mortgage Pass-Through Trust
2.658% due 03/25/2035 •	119	123
6.000% due 05/25/2036 ^	75	63

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 10/25/2033	3	3

Downey Savings & Loan Association Mortgage Loan Trust
2.557% due 02/19/2045 •	18	18

First Horizon Alternative Mortgage Securities Trust
4.086% due 09/25/2035 ^~	207	201
6.000% due 05/25/2036 ^	74	58

GMAC Mortgage Corp. Loan Trust
4.182% due 04/19/2036 ^~	171	162

GSR Mortgage Loan Trust
4.674% due 04/25/2035 ~	2	2
4.682% due 11/25/2035 ~	29	29
4.716% due 05/25/2035 ~	193	183

HarborView Mortgage Loan Trust
2.247% due 01/19/2038 •	23	22
2.297% due 03/19/2036 ^•	312	301

IndyMac Mortgage Loan Trust
3.819% due 09/25/2035 ^~	52	49

JPMorgan Mortgage Trust
3.716% due 07/27/2037 ~	273	282
4.508% due 07/25/2035 ~	56	58
6.000% due 08/25/2037 ^	87	69

Residential Accredit Loans, Inc. Trust
2.348% due 03/25/2037 •	331	76
5.715% due 02/25/2036 ^~	228	209

Residential Asset Securitization Trust
6.000% due 05/25/2037 ^	72	62

Structured Asset Mortgage Investments Trust
2.238% due 05/25/2036 •	25	24

WaMu Mortgage Pass-Through Certificates Trust
3.216% due 05/25/2047 •	288	276
3.303% due 10/25/2036 ^~	139	131
3.990% due 07/25/2037 ^~	127	121

Wells Fargo Mortgage-Backed Securities Trust
4.968% due 03/25/2035 ~	115	119

Total Non-Agency Mortgage-Backed Securities (Cost $3,095)		3,728

ASSET-BACKED SECURITIES 0.4%

Carrington Mortgage Loan Trust
2.168% due 08/25/2036 •	82	73

Credit-Based Asset Servicing & Securitization Trust
3.549% due 01/25/2037 ^þ	906	428

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ	366	176

Mid-State Trust
7.791% due 03/15/2038	11	13

Morgan Stanley ABS Capital, Inc. Trust
2.158% due 05/25/2037 •	89	81

Option One Mortgage Loan Trust Asset-Backed Certificates
2.993% due 08/25/2033 •	57	57

Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •	20	19
6.980% due 09/25/2031 þ	1,267	1,331

Total Asset-Backed Securities (Cost $1,939)		2,178

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
3.380% due 12/31/2038 þ	EUR	6,000	$2,538

Total Sovereign Issues (Cost $4,068)			2,538

		SHARES
COMMON STOCKS 1.9%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (c)		163,228	411

iHeartMedia, Inc.		124	2

iHeartMedia, Inc. ‘A’ (c)		9,223	138

			551

CONSUMER DISCRETIONARY 0.7%

Caesars Entertainment Corp. (c)		295,846	3,450

ENERGY 0.0%

Dommo Energia S.A. SP - ADR «(c)		251	3

FINANCIALS 0.3%

CIT Group, Inc.		26,331	1,193

Hipotecaria Su Casita S.A. «		78,886	0

Mr Cooper Group, Inc. (c)		4,374	47

			1,240

HEALTH CARE 0.8%

NVHL S.A. ‘A’ «(c)(h)		231,498	403

NVHL S.A. ‘B’ «(c)(h)		231,498	403

NVHL S.A. ‘C’ «(c)(h)		231,498	403

NVHL S.A. ‘D’ «(c)(h)		231,498	404

NVHL S.A. ‘E’ «(c)(h)		231,498	404

NVHL S.A. ‘F’ «(c)(h)		231,498	404

NVHL S.A. ‘G’ «(c)(h)		231,498	404

NVHL S.A. ‘H’ «(c)(h)		231,498	404

NVHL S.A. ‘I’ «(c)(h)		231,498	404

NVHL S.A. ‘J’ «(c)(h)		231,498	404

			4,037

Total Common Stocks (Cost $12,405)			9,281

WARRANTS 0.5%

COMMUNICATION SERVICES 0.2%

iHeartMedia, Inc.		60,068	901

MATERIALS 0.3%

Novasep Holding SAS - Exp. 05/31/2022 «		2,849,700	1,398

UTILITIES 0.0%

Vistra Energy Corp. - Exp. 02/02/2024		60,750	124

Total Warrants (Cost $1,273)			2,423

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.3%

INDUSTRIALS 0.3%

Xfit Brands, Inc. «	1,000	$1,414

Total Preferred Securities (Cost $3,656)		1,414

REAL ESTATE INVESTMENT TRUSTS 1.6%

REAL ESTATE 1.6%

VICI Properties, Inc.	354,535	8,030

Total Real Estate Investment Trusts (Cost $4,317)		8,030

SHORT-TERM INSTRUMENTS 2.7%

REPURCHASE AGREEMENTS (i) 2.4%

		12,041

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.3%
1.947% due 10/22/2019 - 11/07/2019 (d)(e)(m)	$1,426	1,424

Total Short-Term Instruments (Cost $13,465)		13,465

Total Investments in Securities (Cost $469,990)		464,038

	SHARES
INVESTMENTS IN AFFILIATES 8.1%

COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Xfit Brands, Inc. ^(b)	2,040,639	17

SHORT-TERM INSTRUMENTS 8.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.1%

PIMCO Short-Term Floating NAV Portfolio III	4,095,949	40,521

Total Short-Term Instruments (Cost $40,911)		40,521

Total Investments in Affiliates (Cost $40,911)		40,538

Total Investments 101.2% (Cost $510,901)		$504,576

Financial Derivative Instruments (k)(l) (0.0)% (Cost or Premiums, net $6,008)		(219)

Other Assets and Liabilities, net (1.2)%		(5,552)

Net Assets 100.0%		$498,805

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012 - 05/01/2013	$723	$403	0.08%
NVHL S.A. ‘B’	03/09/2012 - 05/01/2013	723	403	0.08
NVHL S.A. ‘C’	03/09/2012 - 05/01/2013	723	403	0.08
NVHL S.A. ‘D’	03/09/2012 - 05/01/2013	723	404	0.08
NVHL S.A. ‘E’	03/09/2012 - 05/01/2013	724	404	0.08
NVHL S.A. ‘F’	03/09/2012 - 05/01/2013	724	404	0.08
NVHL S.A. ‘G’	03/09/2012 - 05/01/2013	724	404	0.08
NVHL S.A. ‘H’	03/09/2012 - 05/01/2013	724	404	0.08
NVHL S.A. ‘I’	03/09/2012 - 05/01/2013	724	404	0.08
NVHL S.A. ‘J’	03/09/2012 - 05/01/2013	724	404	0.09
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	5,000	5,376	1.08

		$12,236	$9,413	1.89%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.600%	08/05/2019	08/04/2021	$5,063	Macy’s Retail Holdings, Inc. 3.630% due 06/01/2024	$(5,053)	$5,063	$5,076
FICC	1.500	09/30/2019	10/01/2019	703	U.S. Treasury Notes 2.250% due 03/31/2021	(720)	703	703
JML	(1.000)	07/16/2019	07/15/2021	2,089	Country Garden Holdings, Co. 7.500% due 03/09/2020	(2,030)	2,089	2,085
SBI	(0.250)	09/27/2019	09/26/2021	4,186	American Airlines Pass-Through Trust 4.950% due 08/15/2026	(4,176)	4,186	4,186

Total Repurchase Agreements						$(11,979)	$12,041	$12,050

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	0.500%	09/23/2019	TBD	(3)	$(589)	$(589)
	1.750	09/23/2019	TBD	(3)	(1,775)	(1,776)
	1.750	09/30/2019	TBD	(3)	(984)	(984)
BRC	(2.250)	09/23/2019	TBD	(3)	(3,437)	(3,435)
	(1.500)	08/14/2019	TBD	(3)	(1,701)	(1,698)
	(0.500)	12/18/2018	TBD	(3)	(630)	(628)
	1.000	09/23/2019	TBD	(3)	(2,074)	(2,074)

Total Reverse Repurchase Agreements						$(11,184)

62	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
Corporate Bonds & Notes (2.2)%
Banking & Finance (0.4)%
Country Garden Holdings Co. Ltd.	7.500%	03/09/2020	$2,000	$(2,041)	$(2,115)

Industrials (1.8)%
American Airlines Pass-Through Trust	4.950%	08/15/2026	3,935	(4,122)	(4,183)
Macy’s Retail Holdings, Inc.	3.625	06/01/2024	5,000	(4,835)	(5,075)

Total Industrials				(8,957)	(9,258)

Total Short Sales (2.2)%				$(10,998)	$(11,373)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$5,076	$(3,349)	$0	$0	$1,727	$(1,629)	$98
BRC	0	(7,835)	0	0	(7,835)	7,962	127
FICC	703	0	0	0	703	(720)	(17)
JML	2,085	0	0	0	2,085	(2,030)	55
SBI	4,186	0	0	0	4,186	(4,187)	(1)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(5,241)	(5,241)	0	(5,241)
GSC	0	0	0	(5,075)	(5,075)	0	(5,075)
NSL	0	0	0	(1,057)	(1,057)	0	(1,057)

Total Borrowings and Other Financing Transactions	$12,050	$(11,184)	$0	$(11,373)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(11,184)	$(11,184)

Total Borrowings	$0	$0	$0	$(11,184)	$(11,184)

Payable for reverse repurchase agreements					$(11,184)

(j)	Securities with an aggregate market value of $10,342 and cash of $1,044 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(8,950) at a weighted average interest rate of 0.653%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $(169) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	104	$13,553	$(117)	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	75	$	(14,244)	$168	$9	$(3)
Euro-Buxl 30-Year Bond December Futures	12/2019	10		(2,371)	64	20	0
U.S. Treasury 30-Year Bond December Futures	12/2019	29		(4,707)	58	1	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	24		(4,606)	143	0	(2)

					$433	$30	$(5)

Total Futures Contracts					$316	$30	$(13)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Anadarko Petroleum Corp.	(1.000)%	Quarterly	12/20/2023	0.740%	$	10,000	$190	$(299)	$(109)	$1	$0
Anheuser-Busch InBev	(1.000)	Quarterly	12/20/2023	0.376	EUR	8,800	(183)	(76)	(259)	0	(3)
ArcelorMittal	(1.000)	Quarterly	06/20/2024	1.587		2,000	402	(343)	59	0	(4)
Arconic, Inc.	(1.000)	Quarterly	06/20/2021	0.210	$	5,000	263	(332)	(69)	3	0
Freeport-McMoRan, Inc.	(1.000)	Quarterly	12/20/2023	1.473		4,000	281	(206)	75	1	0
Johnson & Johnson	(1.000)	Quarterly	06/20/2024	0.318		20,000	(675)	46	(629)	0	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	06/20/2023	1.333		4,000	112	(66)	46	8	0
Viacom, Inc.	(1.000)	Quarterly	06/20/2027	1.064		10,000	556	(514)	42	0	(9)

							$946	$(1,790)	$(844)	$13	$(16)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Ford Motor Co.	5.000%	Quarterly	06/20/2023	1.438%	$	200	$30	$(4)	$26	$0	$0
Sprint Communications, Inc.	5.000	Quarterly	09/20/2020	0.440		4,750	187	31	218	0	(2)

							$217	$27	$244	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-29 5-Year Index	(5.000)%	Quarterly	12/20/2022	$	5,952	$(365)	$(41)	$(406)	$0	$(6)
CDX.HY-31 5-Year Index	(5.000)	Quarterly	12/20/2023		9,888	(720)	(59)	(779)	0	(19)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		33,660	(2,281)	(145)	(2,426)	0	(77)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		1,400	(94)	(2)	(96)	1	0

						$(3,460)	$(247)	$(3,707)	$1	$(102)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/16/2022	$	151,800	$7,692	$(3,507)	$4,185	$0	$(31)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/16/2025		19,500	1,483	(216)	1,267	0	(6)

							$9,175	$(3,723)	$5,452	$0	$(37)

Total Swap Agreements							$6,878	$(5,733)	$1,145	$14	$(157)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$30	$14	$44	$0	$(13)	$(157)	$(170)

64	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

Cash of $9,117 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$13,693	GBP	11,113	$0	$(29)
	11/2019	GBP	11,113		$13,712	29	0

BPS	10/2019		$1,780	EUR	1,620	0	(14)

BRC	10/2019		720	CHF	716	0	(3)

CBK	10/2019	GBP	11,113		$13,562	0	(102)
	10/2019		$256	EUR	231	0	(4)

MYI	10/2019	CHF	636		$650	13	0
	10/2019	EUR	22,120		24,542	433	0

TOR	10/2019		$22,164	EUR	20,269	0	(72)
	11/2019	EUR	20,269		$22,218	71	0

Total Forward Foreign Currency Contracts						$546	$(224)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
JPM	Turkey Government International Bond	(1.000)%	Quarterly	03/20/2020	0.957%	$	7,000	$291	$(295)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
GST	Deutsche Bank AG	1.000%	Quarterly	12/20/2023	3.252%	EUR	2,000	$(192)	$(4)	$0	$(196)
	Royal Bank of Scotland Group PLC	1.000	Quarterly	12/20/2023	1.409		2,000	(124)	87	0	(37)

HUS	Danske Bank A/S	1.000	Quarterly	12/20/2023	1.338		2,000	(144)	114	0	(30)
	UniCredit SpA	1.000	Quarterly	06/20/2023	1.740		5,000	(701)	553	0	(148)

								$(1,161)	$750	$0	$(411)

Total Swap Agreements								$(870)	$455	$0	$(415)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$29	$0	$0	$29	$(29)	$0	$0	$(29)	$0	$0	$0
BPS	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
BRC	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
CBK	0	0	0	0	(106)	0	0	(106)	(106)	301	195
GST	0	0	0	0	0	0	(233)	(233)	(233)	347	114
HUS	0	0	0	0	0	0	(178)	(178)	(178)	254	76
JPM	0	0	0	0	0	0	(4)	(4)	(4)	(120)	(124)
MYI	446	0	0	446	0	0	0	0	446	(300)	146
TOR	71	0	0	71	(72)	0	0	(72)	(1)	0	(1)

Total Over the Counter	$546	$0	$0	$546	$(224)	$0	$(415)	$(639)

(m)

Securities with an aggregate market value of $902 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	14	0	0	0	14

	$0	$14	$0	$0	$30	$44

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$546	$0	$546

	$0	$14	$0	$546	$30	$590

66	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	120	0	0	37	157

	$0	$120	$0	$0	$50	$170

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$224	$0	$224
Swap Agreements	0	415	0	0	0	415

	$0	$415	$0	$224	$0	$639

	$0	$535	$0	$224	$50	$809

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$250	$250
Swap Agreements	0	(512)	0	0	(143)	(655)

	$0	$(512)	$0	$0	$107	$(405)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,794	$0	$2,794
Swap Agreements	0	47	0	0	0	47

	$0	$47	$0	$2,794	$0	$2,841

	$0	$(465)	$0	$2,794	$107	$2,436

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$281	$281
Swap Agreements	0	(792)	0	0	4,540	3,748

	$0	$(792)	$0	$0	$4,821	$4,029

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(357)	$0	$(357)
Swap Agreements	0	222	0	0	0	222

	$0	$222	$0	$(357)	$0	$(135)

	$0	$(570)	$0	$(357)	$4,821	$3,894

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$33,526	$0	$33,526
Corporate Bonds & Notes
Banking & Finance	0	93,342	5,376	98,718
Industrials	0	246,478	0	246,478
Utilities	0	38,318	0	38,318
Municipal Bonds & Notes
Florida	0	475	0	475
New York	0	100	0	100
West Virginia	0	3,366	0	3,366
Non-Agency Mortgage-Backed Securities	0	3,728	0	3,728
Asset-Backed Securities	0	2,178	0	2,178
Sovereign Issues	0	2,538	0	2,538
Common Stocks
Communication Services	549	2	0	551
Consumer Discretionary	3,450	0	0	3,450

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Energy	$0	$0	$3	$3
Financials	1,240	0	0	1,240
Health Care	0	0	4,037	4,037
Warrants
Communication Services	0	901	0	901
Materials	0	0	1,398	1,398
Utilities	124	0	0	124
Preferred Securities
Industrials	0	0	1,414	1,414
Real Estate Investment Trusts
Real Estate	8,030	0	0	8,030
Short-Term Instruments
Repurchase Agreements	0	12,041	0	12,041
U.S. Treasury Bills	0	1,424	0	1,424

	$13,393	$438,417	$12,228	$464,038

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO High Yield and Short-Term Investments Portfolio (Cont.)

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Common Stocks
Consumer Discretionary	$17	$0	$0	$17
Short-Term Instruments
Central Funds Used for Cash Management Purposes	40,521	0	0	40,521

Total Investments	$53,931	$438,417	$12,228	$504,576

Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(11,373)	$0	$(11,373)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	14	0	44
Over the counter	0	546	0	546

	$30	$560	$0	$590

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(13)	$(157)	$0	$(170)
Over the counter	0	(639)	0	(639)

	$(13)	$(796)	$0	$(809)

Total Financial Derivative Instruments	$17	$(236)	$0	$(219)

Totals	$53,948	$426,808	$12,228	$492,984

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$4,891	$0	$0	$0	$0	$485	$0	$0	$5,376	$485
Common Stocks
Energy	5	0	0	0	0	(2)	0	0	3	(2)
Health Care	4,155	0	0	0	0	(118)	0	0	4,037	(118)
Warrants
Information Technology	1,438	0	0	0	0	(40)	0	(1,398)	0	(40)
Materials	0	0	0	0	0	0	1,398	0	1,398	0
Preferred Securities
Industrials	1,414	0	0	0	0	0	0	0	1,414	0

Totals	$11,903	$0	$0	$0	$0	$325	$1,398	$(1,398)	$12,228	$325

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$5,376	Reference Instrument	Option Adjusted Spread	603.426 bps
Common Stocks
Energy	3	Other Valuation Techniques(2)	—	—
Health Care	4,037	Third Party Vendor	Broker Quote	EUR 1.600
Warrants
Materials	1,398	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	1,414	Other Valuation Techniques(2)	—	—

Total	$12,228

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

68	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)	$6,163	$6,327

Dell International LLC
4.044% (LIBOR03M + 2.000%) due 09/19/2025 ~	2,280	2,280

Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~	794	799

WR Grace & Co.
3.854% (LIBOR03M + 1.750%) due 04/03/2025 ~	297	299

Wyndham Hotels & Resorts, Inc.
3.794% (LIBOR03M + 1.750%) due 05/30/2025 ~	1,782	1,793

Total Loan Participations and Assignments (Cost $11,295)		11,498

CORPORATE BONDS & NOTES 91.5%

BANKING & FINANCE 49.2%

AerCap Ireland Capital DAC
4.450% due 04/03/2026	12,025	12,861
4.625% due 10/30/2020	5,659	5,794
4.875% due 01/16/2024	2,500	2,701

AGFC Capital Trust
4.053% (US0003M + 1.750%) due 01/15/2067 ~	3,080	1,679

Air Lease Corp.
2.750% due 01/15/2023	300	303
3.000% due 09/15/2023	3,300	3,353

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,670
3.950% due 01/15/2028	300	324

American Express Co.
2.500% due 07/30/2024	1,800	1,816

American Financial Group, Inc.
3.500% due 08/15/2026	2,200	2,262

American Homes 4 Rent LP
4.250% due 02/15/2028	1,600	1,728
4.900% due 02/15/2029	2,500	2,842

American International Group, Inc.
5.750% due 04/01/2048 •	300	321

American Tower Corp.
2.250% due 01/15/2022	600	601
2.750% due 01/15/2027 (a)	14,800	14,776
3.000% due 06/15/2023	1,800	1,843
3.300% due 02/15/2021	400	406
3.450% due 09/15/2021	557	570
3.800% due 08/15/2029	13,000	13,906
5.900% due 11/01/2021	812	873

Assurant, Inc.
3.363% (US0003M + 1.250%) due 03/26/2021 ~	317	317

AvalonBay Communities, Inc.
2.733% (US0003M + 0.430%) due 01/15/2021 ~	4,800	4,799

Aviation Capital Group LLC
2.875% due 01/20/2022	2,300	2,310
4.375% due 01/30/2024	5,527	5,824
6.750% due 04/06/2021	2,300	2,438
7.125% due 10/15/2020	14,600	15,277

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023	2,271	2,415

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028	1,200	1,279

Banco Inbursa S.A. Institucion de Banca Multiple
4.375% due 04/11/2027	1,700	1,726

Banco Santander Mexico S.A.
4.125% due 11/09/2022	2,400	2,493

Banco Santander S.A.
4.379% due 04/12/2028	4,800	5,252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank of America Corp.
3.219% (US0003M + 0.960%) due 07/23/2024 ~	$3,200	$3,222
3.283% (US0003M + 1.000%) due 04/24/2023 ~	2,500	2,521
3.705% due 04/24/2028 •	83	88
3.875% due 08/01/2025	6,000	6,495
5.875% due 03/15/2028 •(g)	21,585	23,387

Barclays Bank PLC
7.625% due 11/21/2022 (h)	6,700	7,392
10.179% due 06/12/2021	250	280

Barclays PLC
2.875% due 06/08/2020	200	200
3.200% due 08/10/2021	2,800	2,827
3.548% (US0003M + 1.380%) due 05/16/2024 ~	14,000	13,939
3.588% (US0003M + 1.430%) due 02/15/2023 ~	3,400	3,401
3.650% due 03/16/2025	6,800	6,977
3.684% due 01/10/2023	2,300	2,340
4.337% due 01/10/2028	7,200	7,572
4.610% due 02/15/2023 •	4,500	4,677
4.836% due 05/09/2028	200	209

BBVA Bancomer S.A.
4.375% due 04/10/2024	3,200	3,368
5.125% due 01/18/2033 •(h)	7,800	7,459

BBVA USA
2.500% due 08/27/2024	10,000	9,920

BGC Partners, Inc.
5.125% due 05/27/2021	1,000	1,033
5.375% due 07/24/2023	6,000	6,414

Blackstone Holdings Finance Co. LLC
2.500% due 01/10/2030	1,200	1,166

BNP Paribas S.A.
4.705% due 01/10/2025 •	700	757
5.198% due 01/10/2030 •	7,500	8,786
6.625% due 03/25/2024 •(g)(h)	5,250	5,536
7.000% due 08/16/2028 •(g)(h)	2,800	3,085
7.375% due 08/19/2025 •(g)(h)	500	559

BOC Aviation Ltd.
3.316% (US0003M + 1.050%) due 05/02/2021 ~	2,100	2,109
3.500% due 10/10/2024	12,400	12,738

Boston Properties LP
2.750% due 10/01/2026	807	815

BPCE S.A.
4.500% due 03/15/2025	5,700	6,061

Brighthouse Financial, Inc.
3.700% due 06/22/2027	300	297

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~	5,630	5,616

Cantor Fitzgerald LP
6.500% due 06/17/2022	1,300	1,403
7.875% due 10/15/2019	13,500	13,527

CBL & Associates LP
5.950% due 12/15/2026	900	637

CC Holdings GS LLC
3.849% due 04/15/2023	2,170	2,281

Charles Schwab Corp.
5.000% due 12/01/2027 •(g)	700	713

Citigroup, Inc.
3.200% due 10/21/2026	5,337	5,515
3.224% (US0003M + 1.100%) due 05/17/2024 ~	1,000	1,009
3.233% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,043
3.400% due 05/01/2026	875	915
3.456% (US0003M + 1.190%) due 08/02/2021 ~	19,500	19,765
3.520% due 10/27/2028 •	226	237
3.568% (US0003M + 1.430%) due 09/01/2023 ~	2,900	2,951
3.668% due 07/24/2028 •	9	10
3.887% due 01/10/2028 •	10,600	11,352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citizens Bank N.A.
3.750% due 02/18/2026	$1,400	$1,499

CME Group, Inc.
3.000% due 03/15/2025	2,795	2,930
5.300% due 09/15/2043	500	678

CNH Industrial Capital LLC
4.375% due 11/06/2020	7,225	7,371
4.875% due 04/01/2021	6,500	6,745

Cooperatieve Rabobank UA
2.625% due 07/22/2024	4,000	4,052
4.750% due 01/15/2020	1,069	1,077

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022	900	953
7.500% due 03/09/2020	5,800	5,890

Credit Suisse AG
3.625% due 09/09/2024	6,800	7,200
6.500% due 08/08/2023 (h)	18,538	20,689

Credit Suisse Group AG
2.593% due 09/11/2025 •	14,300	14,175
2.997% due 12/14/2023 •	1,300	1,313
3.869% due 01/12/2029 •	10,000	10,541

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025	10,200	10,726
3.800% due 06/09/2023	4,800	5,015

Crown Castle International Corp.
3.100% due 11/15/2029	9,000	9,103
3.150% due 07/15/2023	3,000	3,083
3.400% due 02/15/2021	1,695	1,719
4.300% due 02/15/2029	4,100	4,532
5.250% due 01/15/2023	207	226

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(g)	3,500	3,536

Deutsche Bank AG
2.700% due 07/13/2020	7,400	7,386
3.150% due 01/22/2021	7,900	7,884
3.273% (US0003M + 0.970%) due 07/13/2020 ~	8,700	8,681
3.300% due 11/16/2022	400	398
3.577% (US0003M + 1.290%) due 02/04/2021 ~	14,140	14,043
4.250% due 10/14/2021	23,300	23,643

Digital Realty Trust LP
3.700% due 08/15/2027	2,700	2,836

Discover Bank
3.450% due 07/27/2026	1,000	1,032

Discover Financial Services
4.100% due 02/09/2027	1,500	1,598

Doctors Co.
6.500% due 10/15/2023	675	725

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	474	482

EPR Properties
4.500% due 04/01/2025	3,500	3,692
4.500% due 06/01/2027	1,150	1,222
4.750% due 12/15/2026	10,000	10,760
5.250% due 07/15/2023	2,100	2,260

ERP Operating LP
3.000% due 07/01/2029	2,300	2,377
4.500% due 07/01/2044	300	361

Essex Portfolio LP
3.875% due 05/01/2024	3,500	3,694

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028	2,200	2,382

Federal Realty Investment Trust
3.250% due 07/15/2027	3,300	3,441

First American Financial Corp.
4.300% due 02/01/2023	2,975	3,090

Ford Motor Credit Co. LLC
2.343% due 11/02/2020	12,704	12,631
2.425% due 06/12/2020	8,398	8,378
2.459% due 03/27/2020	3,080	3,077
2.597% due 11/04/2019	2,700	2,700
2.681% due 01/09/2020	5,290	5,290
2.696% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,091

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.099% (US0003M + 0.810%) due 04/05/2021 ~	$5,800	$5,734
3.200% due 01/15/2021	1,400	1,402
3.336% due 03/18/2021	5,500	5,527
3.367% (US0003M + 1.080%) due 08/03/2022 ~	500	489
3.374% (US0003M + 1.270%) due 03/28/2022 ~	300	296
3.393% (US0003M + 1.235%) due 02/15/2023 ~	6,500	6,307
3.470% due 04/05/2021	5,854	5,885
3.550% due 10/07/2022	10,100	10,108
5.584% due 03/18/2024	14,700	15,645
5.596% due 01/07/2022	1,213	1,275
5.875% due 08/02/2021	200	210
8.125% due 01/15/2020	2,572	2,615

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	1,000	998
3.373% due 11/15/2025	247	252

General Motors Financial Co., Inc.
3.853% (US0003M + 1.550%) due 01/14/2022 ~	13,000	13,098
4.250% due 05/15/2023	10	10

GLP Capital LP
3.350% due 09/01/2024	2,700	2,729
4.000% due 01/15/2030	2,000	2,020
5.375% due 11/01/2023	2,600	2,822
5.750% due 06/01/2028	1,200	1,369

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	3,150	3,187
2.908% due 06/05/2023 •	3,849	3,902
3.177% (US0003M + 1.050%) due 06/05/2023 ~	11,200	11,273
3.283% (US0003M + 1.000%) due 07/24/2023 ~	4,218	4,238
3.377% (US0003M + 1.110%) due 04/26/2022 ~	9,000	9,079
3.691% due 06/05/2028 •	600	630
3.717% (US0003M + 1.600%) due 11/29/2023 ~	100	103
3.750% due 02/25/2026	4,600	4,871
4.000% due 03/03/2024	2,500	2,669
4.017% due 10/31/2038 •	1,600	1,725
4.223% due 05/01/2029 •	7,995	8,729

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	449	492

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,900	2,034

Guardian Life Global Funding
2.900% due 05/06/2024	4,000	4,140

Healthcare Realty Trust, Inc.
3.875% due 05/01/2025	600	628

Highwoods Realty LP
3.050% due 02/15/2030	1,300	1,276

Host Hotels & Resorts LP
3.375% due 12/15/2029	4,100	4,096
3.875% due 04/01/2024	1,006	1,058
4.000% due 06/15/2025	1,133	1,198

HSBC Capital Funding LP
10.176% due 06/30/2030 •(g)	4,850	7,861

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~	5,100	5,106
2.782% (US0003M + 0.650%) due 09/11/2021 ~	1,300	1,302
3.033% due 11/22/2023 •	2,000	2,031
3.512% (US0003M + 1.380%) due 09/12/2026 ~	800	807
4.300% due 03/08/2026	600	650
6.500% due 03/23/2028 •(g)(h)	6,300	6,595

Hudson Pacific Properties LP
3.950% due 11/01/2027	2,000	2,097

ICICI Bank Ltd.
3.500% due 03/18/2020	6,000	6,023
5.750% due 11/16/2020	1,800	1,859

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027	2,800	2,939

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
3.085% (US0003M + 1.000%) due 10/02/2023 ~	$3,600	$3,617

Intercontinental Exchange, Inc.
4.000% due 10/15/2023	8,500	9,082

International Lease Finance Corp.
8.250% due 12/15/2020	2,500	2,675
8.625% due 01/15/2022	8,800	9,991

Intesa Sanpaolo SpA
5.017% due 06/26/2024	2,200	2,267
6.500% due 02/24/2021	10,629	11,167

JPMorgan Chase & Co.
2.301% due 10/15/2025 •	5,100	5,087
2.652% (US0003M + 0.550%) due 03/09/2021 ~	8,900	8,912
3.149% (US0003M + 0.890%) due 07/23/2024 ~	6,390	6,417
3.513% (US0003M + 1.230%) due 10/24/2023 ~	3,100	3,151
3.797% due 07/23/2024 •	5,150	5,438
3.900% due 07/15/2025	5	5
4.005% due 04/23/2029 •	8,700	9,521
5.000% due 08/01/2024 •(g)	6,100	6,275
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)	2,167	2,180
8.750% due 09/01/2030	75	112

JPMorgan Chase Bank N.A.
3.086% due 04/26/2021 •	400	402

Kilroy Realty LP
3.450% due 12/15/2024	3,000	3,122
4.375% due 10/01/2025	3,800	4,093

Lazard Group LLC
4.375% due 03/11/2029	300	326

Legg Mason, Inc.
5.625% due 01/15/2044	1,000	1,118

Life Storage LP
3.875% due 12/15/2027	800	846

Lloyds Bank PLC
5.800% due 01/13/2020	10,600	10,706
7.500% due 04/02/2032 þ	2,400	1,990

Lloyds Banking Group PLC
3.750% due 01/11/2027	13,600	14,120
4.450% due 05/08/2025	14,700	15,835

Macquarie Group Ltd.
3.189% due 11/28/2023 •	7,500	7,653

MassMutual Global Funding
3.400% due 03/08/2026	2,600	2,759

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	800	900

MetLife, Inc.
6.400% due 12/15/2066	30	36

Mid-America Apartments LP
3.750% due 06/15/2024	1,500	1,578
4.200% due 06/15/2028	3,500	3,863

Mitsubishi UFJ Financial Group, Inc.
2.917% (US0003M + 0.650%) due 07/26/2021 ~	6,200	6,223
3.187% (US0003M + 1.060%) due 09/13/2021 ~	7,700	7,786

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022	6,700	6,837
3.559% due 02/28/2024	400	416

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	4,700	4,701

Mizuho Financial Group, Inc.
2.632% due 04/12/2021	5,000	5,023
2.869% due 09/13/2030 •	1,800	1,796
2.977% (US0003M + 0.850%) due 09/13/2023 ~	12,400	12,431

Morgan Stanley
3.407% (US0003M + 1.220%) due 05/08/2024 ~	4,900	4,971
4.000% due 07/23/2025	3,000	3,238

MPT Operating Partnership LP
4.625% due 08/01/2029	2,600	2,683

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MUFG Americas Holdings Corp.
3.000% due 02/10/2025	$3,520	$3,598

Nationwide Building Society
3.960% due 07/18/2030 •	8,500	8,888
4.302% due 03/08/2029 •	13,200	14,145
4.363% due 08/01/2024 •	6,600	6,936

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021	3,728	3,685
2.639% (US0003M + 0.520%) due 03/15/2021 ~	4,500	4,499
3.150% due 03/15/2021	1,760	1,777

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023	6,100	6,433
5.250% due 01/15/2026	2,200	2,413

OMX Timber Finance Investments LLC
5.420% due 01/29/2020	2,000	2,004

ORIX Corp.
3.250% due 12/04/2024	296	308

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~	2,000	2,003

Pacific Life Insurance Co.
9.250% due 06/15/2039	900	1,506

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	4,238	4,477

Physicians Realty LP
4.300% due 03/15/2027	1,975	2,113

Piper Jaffray Cos.
4.740% due 10/15/2021 «(a)(i)	3,300	3,309

Protective Life Corp.
3.400% due 01/15/2030	6,600	6,709

Regency Centers LP
3.600% due 02/01/2027	200	210
4.125% due 03/15/2028	100	109
4.400% due 02/01/2047	200	229

Reliance Standard Life Global Funding
2.625% due 07/22/2022	5,000	5,044

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~	7,400	7,419
3.875% due 09/12/2023	3,850	3,976
4.269% due 03/22/2025 •	4,000	4,186
4.892% due 05/18/2029 •	4,200	4,625
5.076% due 01/27/2030 •	25,900	29,014

Santander Holdings USA, Inc.
2.650% due 04/17/2020	568	569
3.700% due 03/28/2022	11,920	12,224
4.400% due 07/13/2027	3,000	3,212
4.450% due 12/03/2021	6,300	6,582
4.500% due 07/17/2025	500	537

Santander UK Group Holdings PLC
2.875% due 08/05/2021	6,080	6,108

Santander UK PLC
3.400% due 06/01/2021	3,400	3,460
5.000% due 11/07/2023	800	851

SBA Tower Trust
2.877% due 07/15/2046	1,200	1,206
3.168% due 04/09/2047	100	101

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022	700	734
5.250% due 05/23/2023 (h)	1,100	1,164
5.717% due 06/16/2021	4,500	4,728
6.125% due 02/07/2022	2,000	2,153

Service Properties Trust
4.650% due 03/15/2024	600	618
4.750% due 10/01/2026	6,800	6,841

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~	4,500	4,501

SL Green Realty Corp.
4.500% due 12/01/2022	7,200	7,584

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024	7,910	8,227
4.125% due 07/15/2023	4,200	4,418

70	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Realty LP
3.400% due 01/15/2030	$4,200	$4,173

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~	13,000	13,073

State Street Corp.
5.625% due 12/15/2023 •(g)	1,900	1,969

STORE Capital Corp.
4.500% due 03/15/2028	2,700	2,917

Sumitomo Mitsui Financial Group, Inc.
2.784% due 07/12/2022	183	186
3.364% due 07/12/2027	950	1,000

Synchrony Financial
2.850% due 07/25/2022	5,300	5,349

Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054 •	2,800	2,932

Temasek Financial Ltd.
2.375% due 01/23/2023	5,000	5,074

Trust F
4.869% due 01/15/2030	4,300	4,426

UBS AG
2.350% due 03/26/2020	3,350	3,356
2.682% due 06/08/2020 •	8,400	8,424
7.625% due 08/17/2022 (h)	5,125	5,787

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	25,200	25,492
3.108% (US0003M + 0.950%) due 08/15/2023 ~	8,400	8,444
4.125% due 09/24/2025	1,900	2,055

UniCredit SpA
3.750% due 04/12/2022	5,000	5,115
7.830% due 12/04/2023	10,200	11,967

USB Capital
3.500% due 10/31/2019 •(g)	14,250	12,170

Vanke Real Estate Hong Kong Co. Ltd.
3.950% due 12/23/2019	3,000	3,009
4.150% due 04/18/2023	4,000	4,139

Ventas Realty LP
3.250% due 08/15/2022	500	513

VEREIT Operating Partnership LP
3.950% due 08/15/2027	13,700	14,473
4.875% due 06/01/2026	900	998

Vonovia Finance BV
5.000% due 10/02/2023	4,655	4,940

Wachovia Capital Trust
5.570% due 10/31/2019 •(g)	10,010	10,063

Washington Prime Group LP
6.450% due 08/15/2024	3,200	3,145

WEA Finance LLC
3.250% due 10/05/2020	11,700	11,821
3.750% due 09/17/2024	3,400	3,606

Wells Fargo & Co.
2.500% due 03/04/2021	1,525	1,532
3.300% due 09/09/2024	200	209
3.584% due 05/22/2028 •	1,025	1,087

Wells Fargo Bank N.A.
2.897% due 05/27/2022 •	4,400	4,450
3.550% due 08/14/2023	8,300	8,726
3.625% due 10/22/2021	12,400	12,762
6.600% due 01/15/2038	720	1,029

Weyerhaeuser Co.
4.000% due 11/15/2029	10,800	11,752

XLIT Ltd.
4.450% due 03/31/2025	1,100	1,195

		1,426,099

INDUSTRIALS 34.8%

AbbVie, Inc.
3.200% due 11/06/2022	9,277	9,522
4.250% due 11/14/2028	5,000	5,434

Activision Blizzard, Inc.
2.300% due 09/15/2021	1,000	1,003
3.400% due 09/15/2026	2,600	2,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029	$4,700	$4,915

Air Canada Pass-Through Trust
3.300% due 07/15/2031	3,131	3,241

Allegion PLC
3.500% due 10/01/2029	6,200	6,275

Allegion U.S. Holding Co., Inc.
3.550% due 10/01/2027	1,100	1,122

Allergan, Inc.
2.800% due 03/15/2023	1,000	1,010

Amgen, Inc.
3.625% due 05/22/2024	300	318
4.100% due 06/15/2021	1,614	1,663
4.663% due 06/15/2051	400	466

Andeavor Logistics LP
5.500% due 10/15/2019	1,775	1,777

Anthem, Inc.
2.375% due 01/15/2025	1,900	1,891

AP Moller - Maersk A/S
3.750% due 09/22/2024	2,400	2,471
3.875% due 09/28/2025	1,900	1,948

Applied Materials, Inc.
3.300% due 04/01/2027	700	746

Aptiv PLC
4.250% due 01/15/2026	700	747

Arrow Electronics, Inc.
3.250% due 09/08/2024	6,100	6,205
4.500% due 03/01/2023	9,970	10,496

Autodesk, Inc.
3.600% due 12/15/2022	1,000	1,031

Bacardi Ltd.
4.450% due 05/15/2025	9,100	9,741
4.500% due 01/15/2021	1,100	1,122
5.150% due 05/15/2038	5,600	6,159

Baidu, Inc.
3.875% due 09/29/2023	5,100	5,314
4.375% due 05/14/2024	2,600	2,772

BAT Capital Corp.
2.764% due 08/15/2022	3,655	3,691
2.765% due 08/14/2020 •	11,000	11,023
3.557% due 08/15/2027	4,200	4,227

BAT International Finance PLC
2.750% due 06/15/2020	1,145	1,149
3.250% due 06/07/2022	6,700	6,847

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~	1,600	1,599
2.750% due 07/15/2021	1,400	1,407
3.875% due 12/15/2023	5,000	5,227
4.250% due 12/15/2025	7,500	8,013

Boral Finance Pty. Ltd.
3.000% due 11/01/2022	100	100

Braskem Finance Ltd.
6.450% due 02/03/2024	400	442

Braskem Netherlands Finance BV
4.500% due 01/10/2028	1,400	1,407

Bristol-Myers Squibb Co.
2.548% (US0003M + 0.380%) due 05/16/2022 ~	5,500	5,508

British Airways Pass-Through Trust
3.350% due 12/15/2030	5,600	5,723
3.800% due 03/20/2033	1,816	1,925
4.125% due 03/20/2033	2,486	2,624

Broadcom Corp.
3.000% due 01/15/2022	5,800	5,858
3.500% due 01/15/2028	2,700	2,637
3.625% due 01/15/2024	906	928
3.875% due 01/15/2027	4,100	4,125

Broadcom, Inc.
3.125% due 04/15/2021	18,200	18,379
3.125% due 10/15/2022	4,600	4,660
3.625% due 10/15/2024	24,400	24,850
4.250% due 04/15/2026	10,700	11,063

Campbell Soup Co.
2.500% due 08/02/2022	5,300	5,321

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.619% (US0003M + 0.500%) due 03/16/2020 ~	$4,500	$4,501
3.300% due 03/15/2021	3,784	3,840
3.950% due 03/15/2025	6,203	6,581
4.250% due 04/15/2021	1,384	1,423

Celgene Corp.
2.250% due 08/15/2021	5,200	5,202
3.250% due 02/20/2023	12,800	13,260

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	2,000	2,210

Charter Communications Operating LLC
4.464% due 07/23/2022	10,000	10,531
4.908% due 07/23/2025	19,800	21,776
5.375% due 05/01/2047	800	872

China Merchants Finance Co. Ltd.
3.500% due 08/03/2020	300	302

Cigna Holding Co.
3.250% due 04/15/2025	200	206

CommonSpirit Health
2.760% due 10/01/2024	1,300	1,318

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~	800	800
4.300% due 05/01/2024	3,300	3,543

Constellation Brands, Inc.
2.250% due 11/06/2020	6,455	6,458
2.650% due 11/07/2022	4,112	4,161
3.500% due 05/09/2027	102	107

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	2,255	2,379
4.750% due 07/12/2022	4,195	4,309
7.250% due 05/10/2021	511	513

Cox Communications, Inc.
3.500% due 08/15/2027	1,300	1,364

CRH America, Inc.
3.875% due 05/18/2025	5,000	5,315

Crown Castle Towers LLC
3.222% due 05/15/2042	2,485	2,514
3.720% due 07/15/2043	500	517
4.241% due 07/15/2048	900	993

CVS Health Corp.
2.750% due 12/01/2022	5,100	5,166
3.500% due 07/20/2022	1,924	1,987
3.700% due 03/09/2023	10,200	10,623
3.875% due 07/20/2025	700	742

CVS Pass-Through Trust
7.507% due 01/10/2032	1,608	1,986

Daimler Finance North America LLC
2.000% due 07/06/2021	2,800	2,784
2.200% due 10/30/2021	1,850	1,846
2.300% due 02/12/2021	4,300	4,305
2.550% due 08/15/2022	600	603
2.875% due 03/10/2021	4,300	4,336
3.058% (US0003M + 0.900%) due 02/15/2022 ~	13,200	13,273
3.350% due 05/04/2021	8,265	8,403

Dell International LLC
4.000% due 07/15/2024	7,300	7,641
4.420% due 06/15/2021	30,062	31,005
4.900% due 10/01/2026	500	536
5.450% due 06/15/2023	7,600	8,281
6.020% due 06/15/2026	3,600	4,063

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	3,914	4,301

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	2,200	2,186

Dominion Energy Gas Holdings LLC
3.600% due 12/15/2024	500	530

DP World Crescent Ltd.
4.848% due 09/26/2028	7,500	8,252

eBay, Inc.
2.600% due 07/15/2022	1,129	1,138

Enbridge Energy Partners LP
5.875% due 10/15/2025	1,800	2,098

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energy Transfer Operating LP
4.750% due 01/15/2026	$250	$271
6.625% due 10/15/2036	3,170	3,845

Energy Transfer Partners LP
5.750% due 09/01/2020	300	307

Eni SpA
4.750% due 09/12/2028	200	227

Enterprise Products Operating LLC
4.150% due 10/16/2028	9,100	10,088

EOG Resources, Inc.
4.150% due 01/15/2026	7,364	8,152

EQM Midstream Partners LP
4.000% due 08/01/2024	2,400	2,328

Fidelity National Information Services, Inc.
5.000% due 10/15/2025	1,307	1,487

Fiserv, Inc.
3.500% due 07/01/2029	5,000	5,272

Flex Ltd.
4.875% due 06/15/2029	2,446	2,573

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	5,800	5,787

Fox Corp.
4.030% due 01/25/2024	1,400	1,490

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021	2,556	2,662

GATX Corp.
4.750% due 06/15/2022	2,526	2,677

General Electric Co.
3.100% due 01/09/2023	3,742	3,794
3.119% (US0003M + 1.000%) due 03/15/2023 ~	800	788
5.000% due 01/21/2021 •(g)	2,400	2,281
5.550% due 05/04/2020	1,200	1,217

General Motors Co.
4.875% due 10/02/2023	61	66

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	1,000	1,042

Heathrow Funding Ltd.
4.875% due 07/15/2023	2,505	2,615

Hyatt Hotels Corp.
5.375% due 08/15/2021	600	627

IHS Markit Ltd.
4.750% due 08/01/2028	2,500	2,791

Imperial Brands Finance PLC
2.950% due 07/21/2020	6,176	6,199
3.125% due 07/26/2024	9,330	9,360
3.500% due 02/11/2023	2,678	2,734
3.500% due 07/26/2026	6,500	6,506
3.750% due 07/21/2022	2,000	2,060
4.250% due 07/21/2025	2,823	2,960

International Flavors & Fragrances, Inc.
3.400% due 09/25/2020	4,700	4,754
4.450% due 09/26/2028	2,100	2,322

Kinder Morgan, Inc.
5.000% due 02/15/2021	5,805	5,997
6.500% due 09/15/2020	400	416
8.050% due 10/15/2030	7,700	10,170

KLA Corp.
4.100% due 03/15/2029	3,000	3,314
4.125% due 11/01/2021	1,500	1,551

Komatsu Finance America, Inc.
2.437% due 09/11/2022	2,600	2,606

Kraft Heinz Foods Co.
2.800% due 07/02/2020	10,070	10,089
4.625% due 01/30/2029	8,000	8,668

Laboratory Corp. of America Holdings
3.600% due 02/01/2025	1,700	1,784

Las Vegas Sands Corp.
3.200% due 08/08/2024	19,650	20,040

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	318	327

Marathon Petroleum Corp.
5.125% due 12/15/2026	900	1,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott International, Inc.
4.650% due 12/01/2028	$5,000	$5,634

Masco Corp.
7.125% due 03/15/2020	129	132

McCormick & Co., Inc.
3.900% due 07/15/2021	1,200	1,231

Medtronic, Inc.
3.500% due 03/15/2025	4,361	4,685

Microchip Technology, Inc.
3.922% due 06/01/2021	600	613

Micron Technology, Inc.
4.663% due 02/15/2030	5,000	5,218

Mitsubishi Corp.
2.625% due 07/14/2022	3,900	3,913

MMK International Capital DAC
4.375% due 06/13/2024	1,400	1,466

Molson Coors Brewing Co.
2.100% due 07/15/2021	4,290	4,291

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	2,200	2,196

MPLX LP
5.250% due 01/15/2025	800	845

Mylan, Inc.
3.125% due 01/15/2023	6,465	6,537
4.200% due 11/29/2023	335	351
4.550% due 04/15/2028	4,500	4,798

NetApp, Inc.
3.250% due 12/15/2022	6,500	6,623

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	700	727

Northern Natural Gas Co.
4.100% due 09/15/2042	580	630

Northwest Pipeline LLC
4.000% due 04/01/2027	7,470	7,888

NTT Finance Corp.
1.900% due 07/21/2021	7,500	7,460

NXP BV
3.875% due 09/01/2022	5,300	5,478
4.125% due 06/01/2021	6,100	6,261
4.875% due 03/01/2024	5,000	5,428

Occidental Petroleum Corp.
2.600% due 08/13/2021	1,100	1,108

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2019 (e)(g)	408	5

ONEOK Partners LP
4.900% due 03/15/2025	10,796	11,880
5.000% due 09/15/2023	2,300	2,492

Owens Corning
3.400% due 08/15/2026	35	35

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	900	945
6.000% due 04/07/2023	1,576	1,730

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	2,434	2,485
3.950% due 03/10/2025	4,550	4,810
4.875% due 07/11/2022	1,800	1,918

PerkinElmer, Inc.
3.300% due 09/15/2029	4,600	4,605

Phosagro OAO Via Phosagro Bond Funding DAC
3.949% due 04/24/2023	1,500	1,542

Pioneer Natural Resources Co.
3.950% due 07/15/2022	1,200	1,249
4.450% due 01/15/2026	1,500	1,645

RELX Capital, Inc.
3.500% due 03/16/2023	100	104

Republic Services, Inc.
5.000% due 03/01/2020	128	130

Reynolds American, Inc.
6.875% due 05/01/2020	8,846	9,078

Roche Holdings, Inc.
2.375% due 01/28/2027	2,600	2,627

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	4,425	4,811

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 03/01/2025	$400	$450
5.750% due 05/15/2024	4,170	4,651
5.875% due 06/30/2026	11,100	12,734

salesforce.com, Inc.
3.700% due 04/11/2028	3,000	3,296

Sands China Ltd.
4.600% due 08/08/2023	9,250	9,809
5.400% due 08/08/2028	2,000	2,258

SK Telecom Co. Ltd.
3.750% due 04/16/2023	700	731

Southern Co.
2.750% due 06/15/2020	3,365	3,378
3.250% due 07/01/2026	1,400	1,448

Spectra Energy Partners LP
4.750% due 03/15/2024	1,400	1,527

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	3,000	3,113
4.600% due 06/15/2028	3,200	3,450

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	3,605	3,721

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	5,950	5,987
4.738% due 09/20/2029	2,400	2,557

Standard Industries, Inc.
4.750% due 01/15/2028	2,100	2,179

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026	1,600	1,661

Syngenta Finance NV
3.698% due 04/24/2020	13,000	13,045
3.933% due 04/23/2021	2,070	2,108
4.441% due 04/24/2023	4,800	5,020
5.182% due 04/24/2028	1,800	1,915

Telefonica Emisiones S.A.
5.134% due 04/27/2020	50	51
5.462% due 02/16/2021	1,800	1,879

Tencent Holdings Ltd.
3.280% due 04/11/2024	6,700	6,890
3.595% due 01/19/2028	3,900	4,083

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	7,075	6,571

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	1,900	1,899

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	9,000	9,268
4.150% due 02/01/2024	256	275

Time Warner Cable LLC
4.000% due 09/01/2021	5,328	5,452
5.000% due 02/01/2020	4,985	5,026
6.550% due 05/01/2037	1,900	2,285

Tyson Foods, Inc.
3.550% due 06/02/2027	13,300	14,108
3.900% due 09/28/2023	1,400	1,484

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	1,258	1,419

United Airlines Pass-Through Trust
2.875% due 04/07/2030	829	838

Vale Overseas Ltd.
6.250% due 08/10/2026	3,200	3,704

Valero Energy Partners LP
4.500% due 03/15/2028	3,100	3,391

VMware, Inc.
2.300% due 08/21/2020	11,063	11,070
2.950% due 08/21/2022	3,588	3,640
3.900% due 08/21/2027	900	927

Volkswagen Group of America Finance LLC
2.500% due 09/24/2021	2,700	2,708
2.972% (US0003M + 0.860%) due 09/24/2021 ~	7,300	7,314
4.000% due 11/12/2021	3,980	4,115
4.750% due 11/13/2028	5,000	5,568

Wabtec Corp.
4.950% due 09/15/2028	2,500	2,761

Walt Disney Co.
2.000% due 09/01/2029	4,800	4,681

72	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024	$1,800	$1,869

Western Digital Corp.
4.750% due 02/15/2026	600	619

Woodside Finance Ltd.
4.600% due 05/10/2021	800	822

WRKCo, Inc.
4.000% due 03/15/2028	600	640
4.900% due 03/15/2029	8,600	9,734

Wyeth LLC
7.250% due 03/01/2023	8,000	9,382

Yara International ASA
3.800% due 06/06/2026	3,600	3,682
4.750% due 06/01/2028	2,700	2,945

ZF North America Capital, Inc.
4.500% due 04/29/2022	5,634	5,767

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~	7,100	7,100
3.150% due 04/01/2022	650	663
3.375% due 11/30/2021	3,300	3,368
3.550% due 04/01/2025	4,600	4,833
4.250% due 08/15/2035	228	231
4.625% due 11/30/2019	200	201

		1,009,070

UTILITIES 7.5%

AEP Texas, Inc.
6.650% due 02/15/2033	300	409

American Electric Power Co., Inc.
2.150% due 11/13/2020	2,625	2,627

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	14,600	14,674
3.253% (US0003M + 0.950%) due 07/15/2021 ~	3,850	3,885
3.400% due 05/15/2025	9,300	9,718
3.600% due 02/17/2023	9	9
4.350% due 06/15/2045	100	106
4.450% due 04/01/2024	5,000	5,412
4.500% due 03/09/2048	1,900	2,046
4.750% due 05/15/2046	2,200	2,445

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	200	205

BG Energy Capital PLC
4.000% due 10/15/2021	10,400	10,779

British Transco International Finance BV
0.000% due 11/04/2021 (e)	1,860	1,765

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	1,500	1,501

CNOOC Finance Ltd.
4.250% due 01/26/2021	2,300	2,354

Duke Energy Corp.
3.550% due 09/15/2021	1,400	1,433
3.950% due 10/15/2023	1,400	1,486

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,395

Enable Midstream Partners LP
3.900% due 05/15/2024	1,506	1,536
4.400% due 03/15/2027	3,900	3,917

Enel Finance International NV
2.650% due 09/10/2024	3,600	3,608
2.875% due 05/25/2022	1,000	1,014
3.625% due 05/25/2027	1,372	1,425
4.625% due 09/14/2025	2,700	2,952

Engie S.A.
2.875% due 10/10/2022	783	797

Entergy Arkansas LLC
3.500% due 04/01/2026	6,100	6,496

Exelon Corp.
2.850% due 06/15/2020	2,000	2,009

Exelon Generation Co. LLC
5.200% due 10/01/2019	490	490

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FirstEnergy Corp.
2.850% due 07/15/2022	$700	$711

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	1,500	1,559
6.000% due 11/27/2023	3,500	3,888

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022	3,000	3,179
5.150% due 02/11/2026	3,300	3,596
5.999% due 01/23/2021	500	523
6.510% due 03/07/2022	6,800	7,406

Georgia Power Co.
4.250% due 12/01/2019	100	100

IPALCO Enterprises, Inc.
3.700% due 09/01/2024	1,806	1,872

Monongahela Power Co.
3.550% due 05/15/2027	1,525	1,616

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	22,500	23,018
3.250% due 04/01/2026	5,340	5,552
3.550% due 05/01/2027	5,000	5,305

Niagara Mohawk Power Corp.
4.278% due 12/15/2028	5,000	5,664

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022	2,600	2,717

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	670	658

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	2,856	762

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,578

ONEOK, Inc.
2.750% due 09/01/2024	4,000	4,025
4.350% due 03/15/2029	300	321
4.550% due 07/15/2028	1,700	1,842

Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	9,871

Pacific Gas & Electric Co.
2.450% due 08/15/2022 ^(c)	1,330	1,320
3.500% due 10/01/2020 ^(c)	4,700	4,735

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	4,300	4,296

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	3,076

Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	4,825	4,896

Rio Oil Finance Trust
9.250% due 07/06/2024	1,162	1,302
9.750% due 01/06/2027	1,380	1,618

Southern California Edison Co.
2.850% due 08/01/2029	2,000	2,019
3.400% due 06/01/2023	100	104
3.700% due 08/01/2025	100	106
3.875% due 06/01/2021	1,055	1,079
4.200% due 03/01/2029	200	223
6.650% due 04/01/2029	700	864

Southern California Gas Co.
3.950% due 02/15/2050	4,100	4,652

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,800	2,938

Tallgrass Energy Partners LP
4.750% due 10/01/2023	3,000	3,019

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,230	1,289

Verizon Communications, Inc.
4.329% due 09/21/2028	4,028	4,573
5.012% due 04/15/2049	300	377

		216,742

Total Corporate Bonds & Notes (Cost $2,550,519)		2,651,911

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.1%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	$100	$164

California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	500	530

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	100	162

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	600	801

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	300	453

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	300	495

		2,605

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	8,626	12,320

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	625	842

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	200	201

		1,043

MASSACHUSETTS 0.0%

Massachusetts School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	300	364

NEW YORK 0.0%

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	300	373

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
8.084% due 02/15/2050	6,210	11,129

Total Municipal Bonds & Notes (Cost $24,535)		27,834

U.S. GOVERNMENT AGENCIES 8.9%

Fannie Mae UMBS
3.500% due 08/01/2047 - 08/01/2048	15,438	15,976

Fannie Mae UMBS, TBA
3.000% due 11/01/2049	36,800	37,341
3.500% due 11/01/2049	118,900	122,019
4.000% due 10/01/2049 - 11/01/2049	78,500	81,496

Ginnie Mae
8.500% due 08/15/2030	11	11

Total U.S. Government Agencies (Cost $255,795)		256,843

U.S. TREASURY OBLIGATIONS 2.0%

U.S. Treasury Bonds
3.000% due 02/15/2049	252	300

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Treasury Inflation Protected Securities (f)
0.250% due 07/15/2029	$30,089	$30,432

U.S. Treasury Notes
2.875% due 05/15/2049 (k)	23,993	28,012

Total U.S. Treasury Obligations (Cost $56,032)		58,744

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Structured Asset Mortgage Investments Trust
2.757% due 03/19/2034 •	556	553

Total Non-Agency Mortgage-Backed Securities (Cost $526)		553

ASSET-BACKED SECURITIES 0.1%

MelTel Land Funding LLC
3.768% due 04/15/2049	700	718

RBSSP Resecuritization Trust
2.305% due 11/26/2036 •	1,395	1,382

START Ireland
4.089% due 03/15/2044	964	984

Total Asset-Backed Securities (Cost $3,019)		3,084

SOVEREIGN ISSUES 0.9%

Kuwait International Government Bond
2.750% due 03/20/2022	6,200	6,291

Qatar Government International Bond
3.875% due 04/23/2023	5,900	6,248

Republic of South Africa Government International Bond
4.850% due 09/30/2029	6,000	5,987

Saudi Government International Bond
2.875% due 03/04/2023	7,500	7,630

Total Sovereign Issues (Cost $25,518)		26,156

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.7%

BANKING & FINANCE 0.7%

Wells Fargo & Co.
7.500%	13,190	$20,082

Total Convertible Preferred Securities (Cost $10,405)		20,082

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

CoBank ACB
6.200% (US0003M + 3.744%) due 01/01/2025 ~(g)	30,000	3,191

Total Preferred Securities (Cost $3,000)		3,191

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (j) 0.4%
		11,286

U.S. TREASURY BILLS 0.0%
1.909% due 10/22/2019 - 12/05/2019 (d)(e)(m)(o)	1,311	1,309

Total Short-Term Instruments (Cost $12,595)		12,595

Total Investments in Securities (Cost $2,953,239)		3,072,491

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.0%

SHORT-TERM INSTRUMENTS 1.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.0%

PIMCO Short-Term Floating NAV Portfolio III	2,954,221	$29,226

Total Short-Term Instruments (Cost $29,226)		29,226

Total Investments in Affiliates (Cost $29,226)		29,226

Total Investments 107.0% (Cost $2,982,465)		$3,101,717

Financial Derivative Instruments (l)(n) (0.0)% (Cost or Premiums, net $(1,608))		(22)

Other Assets and Liabilities, net (7.0)%		(203,085)

Net Assets 100.0%		$2,898,610

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$ 6,163	$6,327	0.22%
Piper Jaffray Cos.	4.740	10/15/2021	09/19/2019	3,300	3,309	0.11

				$ 9,463	$9,636	0.33%

74	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.700%	09/26/2019	10/03/2019	$6,370	U.S. Treasury Notes 1.625% due 08/15/2029	$(6,388)	$6,370	$6,372
FICC	1.500	09/30/2019	10/01/2019	4,916	U.S. Treasury Notes 2.250% due 03/31/2021	(5,017)	4,916	4,916

Total Repurchase Agreements						$(11,405)	$11,286	$11,288

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
GRE	2.150%	09/26/2019	10/03/2019	$(9,563)	$(9,566)
SGY	2.250	09/26/2019	10/03/2019	(8,864)	(8,866)

Total Reverse Repurchase Agreements					$(18,432)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BCY	1.900%	09/27/2019	10/01/2019	$(9,560)	$(9,562)

Total Sale-Buyback Transactions					$(9,562)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(3)
U.S. Treasury Obligations (0.2)%
U.S. Treasury Notes	1.625%	08/15/2029	$6,402	$(6,364)	$(6,388)

Total Short Sales (0.2)%				$(6,364)	$(6,388)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$6,372	$0	$0	$0	$6,372	$(6,388)	$(16)
FICC	4,916	0	0	0	4,916	(5,017)	(101)
GRE	0	(9,566)	0	0	(9,566)	9,574	8
SGY	0	(8,866)	0	0	(8,866)	8,873	7

Master Securities Forward Transaction Agreement
BCY	0	0	(9,562)	0	(9,562)	9,565	3
BPG	0	0	0	(6,388)	(6,388)	0	(6,388)

Total Borrowings and Other Financing Transactions	$11,288	$(18,432)	$(9,562)	$(6,388)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(18,432)	$0	$0	$(18,432)

Total	$0	$(18,432)	$0	$0	$(18,432)

Sale-Buyback Transactions
U.S. Treasury Obligations	(9,562)	0	0	0	(9,562)

Total	$(9,562)	$0	$0	$0	$(9,562)

Total Borrowings	$(9,562)	$(18,432)	$0	$0	$(27,994)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(27,994)

(k)	Securities with an aggregate market value of $28,012 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(8,447) at a weighted average interest rate of 1.903%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $13 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	756	$(162,918)	$377	$24	$0
U.S. Treasury 5-Year Note December Futures	12/2019	133	(15,847)	85	6	0
U.S. Treasury 10-Year Note December Futures	12/2019	593	(77,275)	884	46	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	823	(117,200)	1,553	26	0
U.S. Treasury 30-Year Bond December Futures	12/2019	235	(38,143)	822	7	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	53	(10,171)	358	0	(3)

Total Futures Contracts				$4,079	$109	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)	Market Value(5)		Variation Margin
											Asset	Liability
Darden Restaurants, Inc.	(1.000)%	Quarterly	06/20/2020	0.053%	$ 3,500		$(62)	$37		$(25)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.735%	$	5,800	$24	$47	$71	$0	$(2)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.306		9,800	194	24	218	2	0
Enbridge, Inc.	1.000	Quarterly	12/20/2022	0.431		5,700	17	87	104	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741		2,800	378	(11)	367	0	(2)
General Electric Co.	1.000	Quarterly	12/20/2020	0.393		6,100	(176)	223	47	0	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.896		6,600	40	(13)	27	0	(4)
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		6,900	(351)	357	6	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		15,800	(283)	175	(108)	0	(12)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		6,000	(100)	14	(86)	1	0
International Lease Finance Corp.	5.000	Quarterly	06/20/2021	0.298		3,500	523	(236)	287	0	(1)
Sherwin-Williams Co.	1.000	Quarterly	06/20/2022	0.314		1,100	14	7	21	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.367		1,600	27	5	32	0	0

							$307	$679	$986	$4	$(21)

76	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.210%	Semi-Annual	06/12/2024	$	8,000	$(10)	$(288)	$(298)	$1	$0
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024		10,000	(15)	(304)	(319)	2	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024		10,000	(16)	(279)	(295)	2	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024		10,200	(14)	(302)	(316)	2	0
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024		10,000	(15)	(286)	(301)	2	0
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	06/24/2024		10,000	(15)	(301)	(316)	2	0
Receive	3-Month USD-LIBOR	2.110	Semi-Annual	06/25/2024		10,100	(14)	(316)	(330)	2	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/26/2024		10,000	(14)	(298)	(312)	2	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024		10,000	(16)	(248)	(264)	2	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		11,700	(18)	(292)	(310)	2	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024		5,300	(9)	(74)	(83)	1	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024		11,700	(22)	(196)	(218)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		68,600	574	(9,651)	(9,077)	17	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	08/13/2029		3,600	(9)	(88)	(97)	0	0
Receive	3-Month USD-LIBOR	1.960	Semi-Annual	08/14/2029		4,600	(12)	(151)	(163)	0	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	08/20/2029		5,400	(15)	(167)	(182)	1	0
Receive	3-Month USD-LIBOR	1.860	Semi-Annual	08/21/2029		6,000	(15)	(142)	(157)	1	0
Receive	3-Month USD-LIBOR	1.873	Semi-Annual	08/27/2029		5,400	(15)	(133)	(148)	1	0
Receive	3-Month USD-LIBOR	3.055	Semi-Annual	09/12/2029		20,600	(432)	(2,411)	(2,843)	4	0
Receive	3-Month USD-LIBOR	3.100	Semi-Annual	09/16/2029		20,600	(441)	(2,491)	(2,932)	5	0
Receive	3-Month USD-LIBOR	3.100	Semi-Annual	09/17/2029		20,600	(433)	(2,497)	(2,930)	5	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	08/15/2048		5,400	105	(1,647)	(1,542)	0	(9)

							$(871)	$(22,562)	$(23,433)	$56	$(9)

Total Swap Agreements							$(626)	$(21,846)	$(22,472)	$60	$(30)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$109	$60	$169	$0	$(3)		$(30)	$(33)

(m)

Securities with an aggregate market value of $601 and cash of $50,188 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.340%	10/04/2019	9,200	$260	$0

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	6,100	280	0

Total Purchased Options							$540	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	11/20/2019	8,000	$ (11)	$ (2)

BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	9,400	(4)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,800	(4)	(1)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	4,100	(5)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	17,000	(23)	(3)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	7,300	(9)	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	15,200	(18)	(15)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	14,300	(7)	(6)

DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	9,600	(5)	(1)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	4,800	(5)	(1)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	17,200	(9)	(4)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	5,000	(8)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	12/18/2019	11,200	(11)	(4)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	8,500	(9)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	11,500	(14)	(3)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	12,700	(11)	0

MYC	Call - OTC CDX.IG-3 5-Year Index	Buy	0.525	12/18/2019	11,900	(5)	(5)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	20,800	(11)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	17,700	(17)	(2)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	10,000	(5)	(2)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	13,800	(15)	(5)

						$ (206)	$ (63)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.040%	10/04/2019	38,700	$ (260)	$0

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	26,900	(283)	0

							$ (543)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$98.469	11/06/2019	5,500	$(18)	$(16)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	100.469	11/06/2019	5,500	(15)	(14)

					$(33)	$(30)

Total Written Options					$(782)	$(93)

78	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.915%	$2,000	$(42)	$50	$8	$0

BPS	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	100	(2)	2	0	0

BRC	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.436	1,500	(29)	(2)	0	(31)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.543	1,200	(44)	13	0	(31)
	Italy Government International Bond	1.000	Quarterly	06/20/2024	0.915	1,900	(41)	49	8	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2022	0.657	2,773	(39)	65	26	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.228	1,800	(18)	(2)	0	(20)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.732	1,500	22	(2)	20	0

CBK	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	300	(5)	4	0	(1)

DBL	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003	2,000	(100)	101	1	0

DUB	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	1.640	600	(54)	46	0	(8)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	700	(43)	8	0	(35)

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836	500	(5)	8	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	400	(3)	0	0	(3)
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003	100	(5)	5	0	0
	Teva Pharmaceutical Finance Co. BV	1.000	Quarterly	12/20/2019	2.974	900	(8)	4	0	(4)

HUS	Brazil Government International Bond	1.000	Quarterly	09/20/2020	0.528	2,000	(149)	159	10	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	1,600	(25)	31	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	400	(5)	4	0	(1)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	600	(12)	14	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	100	(2)	2	0	0
	Petroleos Mexicanos	1.000	Quarterly	09/20/2020	1.003	2,300	(119)	120	1	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	2,100	(12)	(4)	0	(16)

Total Swap Agreements							$(740)	$675	$85	$(150)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$8	$8	$0	$(2)	$0	$(2)	$6	$284	$290
BPS	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
BRC	0	0	54	54	0	(1)	(82)	(83)	(29)	0	(29)
CBK	0	0	0	0	0	(25)	(1)	(26)	(26)	51	25
DBL	0	0	1	1	0	0	0	0	1	0	1
DUB	0	0	0	0	0	(1)	(43)	(44)	(44)	18	(26)
FBF	0	0	0	0	0	(11)	0	(11)	(11)	20	9
GST	0	0	3	3	0	(4)	(7)	(11)	(8)	0	(8)
HUS	0	0	16	16	0	0	(1)	(1)	15	0	15
JPM	0	0	3	3	0	(30)	0	(30)	(27)	0	(27)
MYC	0	0	0	0	0	(16)	(16)	(32)	(32)	(176)	(208)

Total Over the Counter	$0	$0	$85	$85	$0	$(93)	$(150)	$(243)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO Investment Grade Credit Bond Portfolio (Cont.)

(o)

Securities with an aggregate market value of $637 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$109	$109
Swap Agreements	0	4	0	0	56	60

	$0	$4	$0	$0	$165	$169

Over the counter
Swap Agreements	$0	$85	$0	$0	$0	$85

	$0	$89	$0	$0	$165	$254

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	21	0	0	9	30

	$0	$21	$0	$0	$12	$33

Over the counter
Written Options	$0	$63	$0	$0	$30	$93
Swap Agreements	0	150	0	0	0	150

	$0	$213	$0	$0	$30	$243

	$0	$234	$0	$0	$42	$276

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	(20,968)	(20,968)
Swap Agreements	0	2,671	0	0	(25,586)	(22,915)

	$0	$2,671	$0	$0	$(46,519)	$(43,848)

80	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Written Options	$0	$436	$0	$0	$1,146	$1,582
Swap Agreements	0	332	0	0	0	332

	$0	$768	$0	$0	$1,146	$1,914

	$0	$3,439	$0	$0	$(45,373)	$(41,934)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8,243	$8,243
Swap Agreements	0	(1,429)	0	0	(5,051)	(6,480)

	$0	$(1,429)	$0	$0	$3,192	$1,763

Over the counter
Purchased Options	$0	$0	$0	$0	$(3,194)	$(3,194)
Written Options	0	(83)	0	0	3,214	3,131
Swap Agreements	0	(71)	0	0	0	(71)

	$0	$(154)	$0	$0	$20	$(134)

	$0	$(1,583)	$0	$0	$3,212	$1,629

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$5,171	$6,327	$11,498
Corporate Bonds & Notes
Banking & Finance	14,776	1,408,014	3,309	1,426,099
Industrials	0	1,009,070	0	1,009,070
Utilities	0	216,742	0	216,742
Municipal Bonds & Notes
California	0	2,605	0	2,605
Georgia	0	12,320	0	12,320
Illinois	0	1,043	0	1,043
Massachusetts	0	364	0	364
New York	0	373	0	373
Ohio	0	11,129	0	11,129
U.S. Government Agencies	0	256,843	0	256,843
U.S. Treasury Obligations	0	58,744	0	58,744
Non-Agency Mortgage-Backed Securities	0	553	0	553
Asset-Backed Securities	0	3,084	0	3,084
Sovereign Issues	0	26,156	0	26,156
Convertible Preferred Securities
Banking & Finance	20,082	0	0	20,082
Preferred Securities
Banking & Finance	0	3,191	0	3,191
Short-Term Instruments
Repurchase Agreements	0	11,286	0	11,286
U.S. Treasury Bills	0	1,309	0	1,309

	$34,858	$3,027,997	$9,636	$3,072,491

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,226	$0	$0	$29,226

Total Investments	$64,084	$3,027,997	$9,636	$3,101,717

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(6,388)	$0	$(6,388)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	109	60	0	169
Over the counter	0	85	0	85

	$109	$145	$0	$254

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3)	(30)	0	(33)
Over the counter	0	(243)	0	(243)

	$(3)	$(273)	$0	$(276)

Total Financial Derivative Instruments	$106	$(128)	$0	$(22)

Totals	$64,190	$3,021,481	$9,636	$3,095,307

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 127.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~	$29,100	$29,080

Aramark Services, Inc.
3.794% (LIBOR03M + 1.750%) due 03/11/2025 ~	4,477	4,493

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)	39,910	40,975

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042	12,099	12,309

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~	58,115	58,528

Citadel Securities LP
5.544% (LIBOR03M + 3.500%) due 02/27/2026 «~	5,970	5,977

Dell International LLC
4.050% (LIBOR03M + 2.000%) due 09/07/2023 ~	933	938

Delos Finance SARL
3.854% (LIBOR03M + 1.750%) due 10/06/2023 ~	21,085	21,184

HCA, Inc.
3.794% (LIBOR03M + 1.750%) due 03/17/2023 ~	3,716	3,732

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~	6,409	6,454

Norwegian Air Shuttle
4.100% (LIBOR03M + 2.000%) due 06/24/2026 «~(i)	46,724	44,989

Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~	17,300	17,287

State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~	25,000	24,938

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~	35,100	35,078
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~	63,000	63,009

WR Grace & Co.
3.854% (LIBOR03M + 1.750%) due 04/03/2025 ~	3,564	3,584

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	18,090	18,230

Total Loan Participations and Assignments (Cost $389,881)		390,785

CORPORATE BONDS & NOTES 85.7%

BANKING & FINANCE 28.1%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	3,760	3,837
3.500% due 05/26/2022	350	359
3.500% due 01/15/2025	600	613
3.650% due 07/21/2027 (k)	700	714
3.875% due 01/23/2028	150	155
4.125% due 07/03/2023	9,415	9,882
4.450% due 12/16/2021	9,300	9,673
4.500% due 05/15/2021	7,800	8,055

Air Lease Corp.
3.375% due 06/01/2021	7,749	7,874
3.625% due 12/01/2027	2,900	2,993
4.625% due 10/01/2028	1,400	1,544

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025	700	733
4.000% due 02/01/2050	7,000	7,651
4.500% due 07/30/2029	14,743	16,690
4.850% due 04/15/2049	900	1,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Alleghany Corp.
4.900% due 09/15/2044		$5,400	$6,243

Allstate Corp.
3.850% due 08/10/2049		3,700	4,117

American Campus Communities Operating Partnership LP
3.750% due 04/15/2023		4,100	4,272

American Express Co.
4.900% due 03/15/2020 •(g)		17,900	17,940

American Financial Group, Inc.
4.500% due 06/15/2047		40,300	43,869

American Homes 4 Rent LP
4.250% due 02/15/2028		4,783	5,165
4.900% due 02/15/2029		10,900	12,393

American International Group, Inc.
3.875% due 01/15/2035		2,000	2,104
3.900% due 04/01/2026		6,900	7,354
4.375% due 01/15/2055		16,512	17,688
4.500% due 07/16/2044		40,700	45,379
4.700% due 07/10/2035		4,550	5,174
4.750% due 04/01/2048		1,100	1,287
4.800% due 07/10/2045		1,200	1,398
5.750% due 04/01/2048 •		3,100	3,320

American Tower Corp.
2.950% due 01/15/2025		7,500	7,672
3.000% due 06/15/2023		4,060	4,156
3.125% due 01/15/2027		8,200	8,371
3.375% due 10/15/2026		6,487	6,760
3.550% due 07/15/2027		8,000	8,441
3.600% due 01/15/2028		2,250	2,373
3.700% due 10/15/2049 (a)		5,200	5,185
3.800% due 08/15/2029		59,300	63,435
3.950% due 03/15/2029		21,900	23,620
4.400% due 02/15/2026		3,100	3,403

Arch Capital Finance LLC
5.031% due 12/15/2046		4,100	5,127

AvalonBay Communities, Inc.
4.150% due 07/01/2047		7,200	8,479

Aviation Capital Group LLC
3.500% due 11/01/2027		1,900	1,896
6.750% due 04/06/2021		5,900	6,254

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		9,795	10,476

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		800	837
4.350% due 04/20/2028		14,907	15,892
5.000% due 04/20/2048		36,100	38,997

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,193

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,310

Banco de Credito e Inversiones S.A.
3.500% due 10/12/2027 (k)		$9,200	9,645
4.000% due 02/11/2023		1,900	1,993

Banco General S.A.
4.125% due 08/07/2027		400	421

Banco Santander S.A.
3.306% due 06/27/2029		7,200	7,450
4.379% due 04/12/2028		18,400	20,132

Bank of America Corp.
3.194% due 07/23/2030 •		7,100	7,336
3.248% due 10/21/2027		200	208
3.419% due 12/20/2028 •		100,251	104,690
3.500% due 04/19/2026		19,600	20,862
3.593% due 07/21/2028 •		16,700	17,669
3.974% due 02/07/2030 •		12,200	13,366
4.000% due 04/01/2024		3,243	3,482
4.271% due 07/23/2029 •		3,000	3,346
5.125% due 06/20/2024 •(g)		9,998	10,373
5.875% due 03/15/2028 •(g)		117,454	127,261
7.750% due 05/14/2038		15,700	23,912
8.050% due 06/15/2027		3,180	4,059

Bank of America N.A.
6.000% due 10/15/2036		9,200	12,626

Bank of New York Mellon Corp.
4.950% due 06/20/2020 •(g)		5,700	5,730

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banque Federative du Credit Mutuel S.A.
3.008% (US0003M + 0.730%) due 07/20/2022 ~	$500	$502

Barclays Bank PLC
7.625% due 11/21/2022 (h)	54,050	59,629

Barclays PLC
4.337% due 01/10/2028	2,400	2,524
4.338% due 05/16/2024 •	15,000	15,679
4.950% due 01/10/2047	12,250	13,531
4.972% due 05/16/2029 •	36,600	40,201
5.250% due 08/17/2045	2,000	2,267

BBVA Bancomer S.A.
5.125% due 01/18/2033 •(h)	1,900	1,817
6.500% due 03/10/2021	8,457	8,838
6.750% due 09/30/2022	12,500	13,687

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048	15,400	18,073
4.250% due 01/15/2049	5,000	5,936

Berkshire Hathaway, Inc.
4.500% due 02/11/2043	4,045	4,935

BGC Partners, Inc.
5.375% due 07/24/2023	20,500	21,913

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049	5,500	5,405
4.000% due 10/02/2047	8,400	8,873

BNP Paribas S.A.
6.625% due 03/25/2024 •(g)(h)	10,500	11,072
7.195% due 06/25/2037 •(g)	17,300	19,404
7.375% due 08/19/2025 •(g)(h)	16,400	18,341

BOC Aviation Ltd.
4.000% due 01/25/2024	1,000	1,044

BPCE S.A.
5.150% due 07/21/2024	2,900	3,178

Brighthouse Financial, Inc.
4.700% due 06/22/2047	25,336	22,661

Brixmor Operating Partnership LP
4.125% due 05/15/2029	3,000	3,207

Brookfield Finance, Inc.
4.700% due 09/20/2047	30,300	33,284
4.850% due 03/29/2029	20,000	22,659

Brown & Brown, Inc.
4.500% due 03/15/2029	10,300	11,231

Camden Property Trust
3.350% due 11/01/2049 (a)	1,400	1,413

Cantor Fitzgerald LP
6.500% due 06/17/2022	25,450	27,462

Carlyle Finance LLC
5.650% due 09/15/2048	5,700	6,742

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	3,600	3,561

Carlyle Holdings Finance LLC
5.625% due 03/30/2043	3,113	3,640

CBL & Associates LP
5.950% due 12/15/2026	3,900	2,759

CC Holdings GS LLC
3.849% due 04/15/2023	29,710	31,224

Charles Schwab Corp.
4.625% due 03/01/2022 •(g)	3,000	3,061
5.000% due 12/01/2027 •(g)	9,400	9,579

Citigroup, Inc.
3.200% due 10/21/2026	20,000	20,665
3.400% due 05/01/2026	2,800	2,929
3.668% due 07/24/2028 •	17,500	18,537
3.700% due 01/12/2026	22,377	23,747
4.075% due 04/23/2029 •	20,100	21,964
4.650% due 07/23/2048	3,700	4,535
4.750% due 05/18/2046	7,700	8,987
6.625% due 06/15/2032	600	788
8.125% due 07/15/2039	72,588	118,731

CME Group, Inc.
4.150% due 06/15/2048	9,100	10,914
5.300% due 09/15/2043	1,125	1,525

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,028

82	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
4.625% due 12/29/2025 •(g)(h)	EUR	3,200	$3,794
5.500% due 06/29/2020 •(g)(h)		22,085	24,837
6.625% due 06/29/2021 •(g)(h)		25,200	29,999
6.875% due 03/19/2020 (h)		30,400	34,194

Credit Agricole S.A.
7.500% due 06/23/2026 •(g)(h)	GBP	2,500	3,621
8.375% due 10/13/2019 •(g)		$4,770	4,801

Credit Suisse AG
3.625% due 09/09/2024		1,800	1,906
6.500% due 08/08/2023 (h)		69,377	77,429

Credit Suisse Group AG
3.574% due 01/09/2023		1,250	1,279
3.869% due 01/12/2029 •		10,200	10,752
4.282% due 01/09/2028		22,700	24,429

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		18,150	19,086
3.800% due 09/15/2022		5,125	5,327
3.800% due 06/09/2023		3,500	3,657
4.550% due 04/17/2026		11,600	12,783
4.875% due 05/15/2045		7,275	8,923

Crown Castle International Corp.
3.100% due 11/15/2029		7,500	7,586
3.150% due 07/15/2023		3,100	3,185
3.800% due 02/15/2028		12,900	13,734
4.000% due 11/15/2049		24,010	25,390
4.300% due 02/15/2029		4,400	4,863
4.450% due 02/15/2026		17,395	19,094
4.750% due 05/15/2047		9,490	11,047
5.200% due 02/15/2049		16,800	20,889

CubeSmart LP
3.125% due 09/01/2026		600	605

CVS Pass-Through Trust
4.704% due 01/10/2036		1,414	1,536

Danske Bank A/S
5.375% due 01/12/2024		1,500	1,649

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(g)		15,000	15,153

Deutsche Bank AG
4.250% due 10/14/2021		88,485	89,789

Digital Realty Trust LP
3.600% due 07/01/2029		8,700	9,066
3.700% due 08/15/2027		500	525
4.450% due 07/15/2028		18,900	20,916

Discover Financial Services
4.500% due 01/30/2026		7,600	8,264

Doctors Co.
6.500% due 10/15/2023		31,800	34,179

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		13,549	13,780

E*TRADE Financial Corp.
3.800% due 08/24/2027		5,525	5,770
4.500% due 06/20/2028		7,885	8,595

EPR Properties
3.750% due 08/15/2029		1,400	1,402
4.500% due 06/01/2027		3,525	3,745
4.950% due 04/15/2028		6,800	7,415

ERP Operating LP
4.500% due 07/01/2044		14,885	17,905

Essex Portfolio LP
3.625% due 05/01/2027		13,800	14,644
4.000% due 03/01/2029		10,600	11,588
4.500% due 03/15/2048		3,900	4,520

Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		18,100	19,601

Farmers Insurance Exchange
4.747% due 11/01/2057 •		21,600	22,610

Federal Realty Investment Trust
4.500% due 12/01/2044		1,200	1,416

Fidelity National Financial, Inc.
5.500% due 09/01/2022		29,500	31,669

First American Financial Corp.
4.300% due 02/01/2023		18,250	18,954

First Gulf Bank PJSC
2.625% due 02/24/2020		15,100	15,117

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Union Capital
7.950% due 11/15/2029		$1,000	$1,370

FMR LLC
4.950% due 02/01/2033		6,200	7,653
5.150% due 02/01/2043		1,550	1,934
6.450% due 11/15/2039		500	713

Ford Holdings LLC
9.300% due 03/01/2030		14,575	18,236

Ford Motor Credit Co. LLC
2.696% (US0003M + 0.430%) due 11/02/2020 ~		300	297
3.099% (US0003M + 0.810%) due 04/05/2021 ~		1,215	1,201
3.336% due 03/18/2021		5,000	5,025
3.367% (US0003M + 1.080%) due 08/03/2022 ~		524	513
3.374% (US0003M + 1.270%) due 03/28/2022 ~		7,778	7,674
3.393% (US0003M + 1.235%) due 02/15/2023 ~		3,131	3,038
3.550% due 10/07/2022		20,000	20,015
5.443% (US0003M + 3.140%) due 01/07/2022 ~		900	925
5.584% due 03/18/2024		54,000	57,472
5.596% due 01/07/2022		14,107	14,826
5.875% due 08/02/2021		5,000	5,239

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		147,775	155,263

General Motors Financial Co., Inc.
3.339% (US0003M + 1.100%) due 11/06/2021 ~		700	700
3.414% (US0003M + 1.310%) due 06/30/2022 ~		2,000	2,002
5.100% due 01/17/2024		16,015	17,231
5.650% due 01/17/2029		5,282	5,829

GLP Capital LP
4.000% due 01/15/2030		8,000	8,080
5.300% due 01/15/2029		22,800	25,216

Goldman Sachs Group, Inc.
3.750% due 02/25/2026		12,000	12,706
3.814% due 04/23/2029 •		7,700	8,170
3.850% due 07/08/2024		1,400	1,484
3.850% due 01/26/2027		1,500	1,592
4.000% due 03/03/2024		20,800	22,208
4.017% due 10/31/2038 •		100	108
4.411% due 04/23/2039 •		10,300	11,644
4.800% due 07/08/2044		20,050	24,040
5.750% due 01/24/2022		15,400	16,598
5.950% due 01/15/2027		112	133
6.250% due 02/01/2041		12,925	17,961
6.750% due 10/01/2037		109,500	147,888

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		21,200	23,253

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		21,450	22,294

Great-West Lifeco Finance Delaware LP
4.150% due 06/03/2047		12,500	13,965

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		4,000	5,073

Hanover Insurance Group, Inc.
4.500% due 04/15/2026		7,800	8,346

Harborwalk Funding Trust
5.077% due 02/15/2069 •		27,500	33,215

Hartford Financial Services Group, Inc.
4.283% due 02/12/2067 •		3,600	3,067

HBOS PLC
5.374% due 06/30/2021	EUR	8,000	9,495

HCP, Inc.
6.750% due 02/01/2041		$3,500	4,954

Healthcare Trust of America Holdings LP
3.100% due 02/15/2030		1,900	1,897
3.500% due 08/01/2026		1,500	1,548

High Street Funding Trust
4.682% due 02/15/2048		8,800	10,046

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(g)	GBP	8,956	14,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank USA N.A.
7.000% due 01/15/2039		$11,450	$16,614

HSBC Capital Funding LP
10.176% due 06/30/2030 •(g)		4,800	7,780

HSBC Holdings PLC
3.600% due 05/25/2023		6,000	6,243
3.803% due 03/11/2025 •		11,300	11,778
3.900% due 05/25/2026		4,500	4,776
3.973% due 05/22/2030 •		1,800	1,924
4.300% due 03/08/2026		21,131	22,900
4.583% due 06/19/2029 •		7,050	7,827
5.875% due 09/28/2026 •(g)(h)	GBP	26,400	34,375
6.100% due 01/14/2042		$10,850	15,509
6.500% due 03/23/2028 •(g)(h)		70,700	74,012
6.500% due 09/15/2037		6,715	9,054
6.800% due 06/01/2038		4,300	6,009
7.000% due 04/07/2038	GBP	1,900	3,527
7.625% due 05/17/2032		$11,547	16,418

Hudson Pacific Properties LP
3.950% due 11/01/2027		5,600	5,873
4.650% due 04/01/2029		6,000	6,624

ING Groep NV
4.625% due 01/06/2026		5,200	5,757
5.750% due 11/16/2026 •(g)(h)		9,000	9,071

Intercontinental Exchange, Inc.
4.000% due 10/15/2023		3,000	3,205
4.250% due 09/21/2048		6,800	8,100

International Lease Finance Corp.
4.625% due 04/15/2021		1,500	1,545
8.625% due 01/15/2022		800	908

Intesa Sanpaolo SpA
4.000% due 09/23/2029		5,000	4,985
5.017% due 06/26/2024		7,400	7,624
6.500% due 02/24/2021		10,000	10,506

Itau Unibanco Holding S.A.
5.125% due 05/13/2023		450	477
5.500% due 08/06/2022		6,900	7,349

Jackson National Life Global Funding
3.250% due 01/30/2024		2,155	2,243

Jefferies Group LLC
6.500% due 01/20/2043		23,700	27,372

JPMorgan Chase & Co.
2.739% due 10/15/2030 •		16,800	16,719
3.300% due 04/01/2026		10	10
3.897% due 01/23/2049 •		21,400	23,813
3.900% due 07/15/2025		900	972
4.032% due 07/24/2048 •		12,350	13,896
5.000% due 08/01/2024 •(g)		900	926
5.419% (US0003M + 3.320%) due 01/01/2020 ~(g)		19,175	19,199
5.600% due 07/15/2041		21,340	28,874
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		42,817	43,083
6.000% due 08/01/2023 •(g)		8,410	8,993
6.100% due 10/01/2024 •(g)		81,200	88,095
6.125% due 04/30/2024 •(g)		29,650	32,149
6.400% due 05/15/2038		40,278	57,160
6.750% due 02/01/2024 •(g)		26,742	29,703

Kilroy Realty LP
3.050% due 02/15/2030		1,100	1,080
4.250% due 08/15/2029		12,400	13,500
4.750% due 12/15/2028		2,000	2,253

Kimco Realty Corp.
4.450% due 09/01/2047		5,700	6,304

Lazard Group LLC
4.375% due 03/11/2029		6,400	6,955
4.500% due 09/19/2028		400	437

Legg Mason, Inc.
5.625% due 01/15/2044		18,493	20,676

Liberty Mutual Group, Inc.
4.500% due 06/15/2049		4,200	4,686
6.500% due 05/01/2042		5,670	7,930

Life Storage LP
3.875% due 12/15/2027		1,100	1,163

Lloyds Bank PLC
7.500% due 04/02/2032 þ		29,200	24,209

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds Banking Group PLC
3.000% due 01/11/2022	$2,000	$2,021
3.574% due 11/07/2028 •	10,200	10,415
4.344% due 01/09/2048	200	205
4.450% due 05/08/2025	500	539
4.550% due 08/16/2028	26,900	29,629
7.500% due 09/27/2025 •(g)(h)	20,800	22,196

Manulife Financial Corp.
5.375% due 03/04/2046	2,600	3,423

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048	9,000	10,170
4.350% due 01/30/2047	6,400	7,387
4.375% due 03/15/2029	9,200	10,418
4.900% due 03/15/2049	14,600	18,318

Massachusetts Mutual Life Insurance Co.
4.900% due 04/01/2077	3,800	4,773
8.875% due 06/01/2039	5,084	8,667

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •	11,000	12,381

MetLife Capital Trust
7.875% due 12/15/2067	11,690	15,391

MetLife, Inc.
5.250% due 06/15/2020 •(g)	19,650	19,908
5.875% due 03/15/2028 •(g)	6,800	7,367
9.250% due 04/08/2038	42,266	61,459
10.750% due 08/01/2069	5,132	8,272

Metropolitan Life Global Funding
3.050% due 06/17/2029	1,800	1,887

Mid-America Apartments LP
3.600% due 06/01/2027	300	318
4.300% due 10/15/2023	13,700	14,644

Mitsubishi UFJ Financial Group, Inc.
3.751% due 07/18/2039	16,200	17,490
4.153% due 03/07/2039	7,700	8,795
4.286% due 07/26/2038	7,900	9,151

Morgan Stanley
3.591% due 07/22/2028 •	18,200	19,212
3.875% due 01/27/2026	22,995	24,691
6.375% due 07/24/2042	45,700	66,620

Mutual of Omaha Insurance Co.
4.297% due 07/15/2054 •	28,500	28,598

Nationwide Building Society
3.960% due 07/18/2030 •	19,100	19,973
4.000% due 09/14/2026	9,400	9,639
4.302% due 03/08/2029 •	1,000	1,072

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039	32,300	55,910

Navient Corp.
5.625% due 08/01/2033	2,379	2,021
7.250% due 01/25/2022	23,096	24,973
8.000% due 03/25/2020	20,750	21,217

Neuberger Berman Group LLC
4.500% due 03/15/2027	6,200	6,653
4.875% due 04/15/2045	8,288	8,687

New York Life Global Funding
2.900% due 01/17/2024	913	942

New York Life Insurance Co.
4.450% due 05/15/2069	12,000	14,131
5.875% due 05/15/2033	1,000	1,331
6.750% due 11/15/2039	12,750	19,004

Nippon Life Insurance Co.
5.100% due 10/16/2044 •	24,450	26,565

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022	3,600	3,613
2.650% due 07/13/2022	11,878	11,944
2.794% due 09/28/2022 •	400	399
3.450% due 03/15/2023	1,215	1,248
3.875% due 09/21/2023	8,000	8,367

Nordea Bank Abp
6.625% due 03/26/2026 •(g)(h)	5,000	5,386

Northwestern Mutual Life Insurance Co.
3.625% due 09/30/2059	50,694	51,988
3.850% due 09/30/2047	10,340	11,060
6.063% due 03/30/2040	1	1

Ohio National Life Insurance Co.
6.875% due 06/15/2042	400	462

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Old Republic International Corp.
3.875% due 08/26/2026		$300	$316

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		4,000	3,981
4.500% due 01/15/2025 (k)		5,000	5,274
4.750% due 01/15/2028 (k)		7,900	8,557
5.250% due 01/15/2026		15,000	16,453

Ontario Teachers’ Cadillac Fairview Properties Trust
3.875% due 03/20/2027		3,900	4,228
4.125% due 02/01/2029		4,500	5,051

ORIX Corp.
4.050% due 01/16/2024		22,600	24,104

Pacific Life Insurance Co.
9.250% due 06/15/2039		114,131	190,921

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		11,411	11,523
4.500% due 03/15/2023		1,600	1,660
5.250% due 08/15/2022		75,790	80,065

PartnerRe Finance B LLC
3.700% due 07/02/2029		16,100	16,814

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		26,295	38,194

Physicians Realty LP
3.950% due 01/15/2028		7,900	8,283

Pine Street Trust
4.572% due 02/15/2029		25,000	26,766
5.568% due 02/15/2049		25,300	28,335

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		24,000	25,805

Piper Jaffray Cos.
5.200% due 10/15/2023 «(a)(i)		23,000	23,089

PLA Administradora Industrial S de RL de C.V.
4.962% due 07/18/2029		7,200	7,344

Progressive Corp.
3.700% due 01/26/2045		1,400	1,523
4.125% due 04/15/2047		7,900	9,190

Prudential Financial, Inc.
3.935% due 12/07/2049		14,113	15,272
5.200% due 03/15/2044 •		1,400	1,464
5.625% due 06/15/2043 •		7,000	7,537
5.700% due 12/14/2036		900	1,190

Prudential PLC
5.560% due 07/20/2055 •	GBP	1,900	2,677

Realty Income Corp.
4.650% due 03/15/2047		$2,750	3,411

Regency Centers LP
4.125% due 03/15/2028		1,100	1,195
4.400% due 02/01/2047		5,700	6,529
4.650% due 03/15/2049		1,500	1,810

Royal Bank of Scotland Group PLC
1.750% due 03/02/2026 •	EUR	1,000	1,139
2.500% due 03/22/2023		3,900	4,555
3.875% due 09/12/2023		$30,000	30,980
4.269% due 03/22/2025 •		3,160	3,307
4.445% due 05/08/2030 •		5,700	6,110
4.800% due 04/05/2026		1,300	1,423
4.892% due 05/18/2029 •		32,700	36,006
5.076% due 01/27/2030 •		48,650	54,499
6.000% due 12/19/2023		16,524	18,176

Santander Holdings USA, Inc.
4.400% due 07/13/2027		5,200	5,568

Santander UK Group Holdings PLC
2.875% due 08/05/2021		10,300	10,348
3.823% due 11/03/2028 •		55,945	57,650

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		14,550	15,287
6.125% due 02/07/2022		26,400	28,417

Selective Insurance Group, Inc.
5.375% due 03/01/2049		8,800	10,352

Service Properties Trust
4.375% due 02/15/2030		7,700	7,376
4.750% due 10/01/2026		5,000	5,030
4.950% due 10/01/2029		5,500	5,449

Simon Property Group LP
3.250% due 09/13/2049		8,900	8,708

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sompo International Holdings Ltd.
4.700% due 10/15/2022		$3,000	$3,165

Spirit Realty LP
3.400% due 01/15/2030		8,600	8,544
4.450% due 09/15/2026		2,350	2,514

Standard Chartered PLC
4.305% due 05/21/2030 •		1,300	1,401

State Bank of India
3.250% due 01/24/2022		22,000	22,221

State Street Corp.
5.625% due 12/15/2023 •(g)		4,500	4,663

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	13,900	19,097

Stifel Financial Corp.
4.250% due 07/18/2024		$1,000	1,054

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		10,000	10,240

Synchrony Financial
4.500% due 07/23/2025		600	641

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		11,300	12,842
4.900% due 09/15/2044		25,100	31,267
6.850% due 12/16/2039		5,129	7,595

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	338	546

Transatlantic Holdings, Inc.
8.000% due 11/30/2039		$7,933	11,867

Travelers Cos., Inc.
3.750% due 05/15/2046		2,800	3,089
4.050% due 03/07/2048		5,600	6,458

Trust F
6.390% due 01/15/2050		21,500	22,949
6.950% due 01/30/2044		25,270	29,471

U.S. Bancorp
5.300% due 04/15/2027 •(g)		23,300	24,992

UBS AG
4.750% due 02/12/2026 •(h)	EUR	4,400	5,088
5.125% due 05/15/2024 (h)		$58,221	62,816
7.625% due 08/17/2022 (h)		95,000	107,264

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •		2,100	2,124
4.125% due 09/24/2025		400	433
4.125% due 04/15/2026		36,300	39,521

UDR, Inc.
3.500% due 07/01/2027		3,323	3,513
4.400% due 01/26/2029		5,100	5,748

UniCredit SpA
6.572% due 01/14/2022		16,950	18,188
7.830% due 12/04/2023		70,950	83,242

Unum Group
4.000% due 06/15/2029		2,650	2,761

Ventas Realty LP
2.650% due 01/15/2025		3,300	3,326
4.400% due 01/15/2029		1,900	2,108
4.875% due 04/15/2049		5,800	6,945

VEREIT Operating Partnership LP
3.950% due 08/15/2027		11,848	12,516
4.875% due 06/01/2026		3,070	3,403

Vonovia Finance BV
5.000% due 10/02/2023		2,200	2,335

Voya Financial, Inc.
4.700% due 01/23/2048 •		8,300	7,793

Washington Prime Group LP
6.450% due 08/15/2024 (k)		31,000	30,467

WEA Finance LLC
3.150% due 04/05/2022		2,100	2,143
4.750% due 09/17/2044		1,309	1,533

Wells Fargo & Co.
3.000% due 04/22/2026		40,600	41,672
3.196% due 06/17/2027 •		11,205	11,588
3.300% due 09/09/2024		2,000	2,092
3.584% due 05/22/2028 •		34,600	36,683
4.900% due 11/17/2045		700	839
5.375% due 02/07/2035		4,900	6,279
5.375% due 11/02/2043		28,425	35,945

84	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.606% due 01/15/2044	$200	$259
5.875% due 06/15/2025 •(g)	3,400	3,750
5.900% due 06/15/2024 •(g)	82,329	88,434

Wells Fargo Bank N.A.
3.550% due 08/14/2023	9,500	9,988
5.850% due 02/01/2037	5,901	7,840
5.950% due 08/26/2036	800	1,066
6.600% due 01/15/2038	22,877	32,686

Wells Fargo Capital
5.950% due 12/01/2086	2,100	2,602

Welltower, Inc.
4.000% due 06/01/2025	12,100	12,943
4.950% due 09/01/2048	6,200	7,475
6.500% due 03/15/2041	29,850	40,844

Weyerhaeuser Co.
4.000% due 11/15/2029	3,025	3,292
6.875% due 12/15/2033	14,477	19,330
6.950% due 10/01/2027	4,500	5,757
7.375% due 03/15/2032	144,587	202,775
7.950% due 03/15/2025	850	1,054
8.500% due 01/15/2025	450	580

Willis North America, Inc.
3.875% due 09/15/2049	8,000	7,839

WP Carey, Inc.
3.850% due 07/15/2029	2,100	2,224
4.000% due 02/01/2025	1,600	1,680

XLIT Ltd.
5.500% due 03/31/2045	12,450	15,759

		6,761,721

INDUSTRIALS 42.0%

AbbVie, Inc.
4.300% due 05/14/2036	23,400	24,758
4.400% due 11/06/2042	44,212	45,718
4.450% due 05/14/2046	33,650	34,937
4.500% due 05/14/2035	25,127	27,130
4.700% due 05/14/2045	32,100	34,351

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047	7,900	9,234

Activision Blizzard, Inc.
4.500% due 06/15/2047	12,455	14,147

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024	15,000	15,102

ADT Security Corp.
4.875% due 07/15/2032	70,930	62,418

AEP Transmission Co. LLC
3.150% due 09/15/2049	6,000	5,912
3.750% due 12/01/2047	1,100	1,203

Aetna, Inc.
4.750% due 03/15/2044	50	55

Air Canada Pass-Through Trust
4.125% due 11/15/2026	13,713	14,553

Alcon Finance Corp.
3.000% due 09/23/2029	500	507
3.800% due 09/23/2049	1,400	1,476

Alibaba Group Holding Ltd.
3.600% due 11/28/2024	14,000	14,741
4.200% due 12/06/2047	12,200	13,863

Allergan Funding SCS
4.550% due 03/15/2035	14,400	15,321
4.850% due 06/15/2044	51,900	55,449

Altria Group, Inc.
3.875% due 09/16/2046	12,080	11,138
4.400% due 02/14/2026	1,300	1,391
5.950% due 02/14/2049	25,500	30,041
6.200% due 02/14/2059	17,500	20,718

Amazon.com, Inc.
3.875% due 08/22/2037	1,100	1,266
4.250% due 08/22/2057	48,800	60,836
4.950% due 12/05/2044	475	631

American Airlines Pass-Through Trust
3.000% due 04/15/2030	628	641
3.200% due 12/15/2029	5,152	5,303
3.250% due 04/15/2030	897	917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 11/01/2028	$8,349	$8,648
3.500% due 08/15/2033	3,900	4,053
3.600% due 04/15/2031	3,646	3,743
3.700% due 04/01/2028	4,361	4,585
4.000% due 01/15/2027	4,372	4,613
4.375% due 04/01/2024	555	570

Amgen, Inc.
4.400% due 05/01/2045	1,000	1,127
4.563% due 06/15/2048	11,574	13,272
4.663% due 06/15/2051	146,113	170,387
4.950% due 10/01/2041	4,650	5,518

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036	100,000	115,834
4.900% due 02/01/2046	151,210	180,160

Anheuser-Busch InBev Worldwide, Inc.
3.750% due 07/15/2042	300	310
4.375% due 04/15/2038	14,400	16,151
4.439% due 10/06/2048	16,601	18,776
4.600% due 04/15/2048	7,282	8,408
4.750% due 01/23/2029	4,297	5,008
4.750% due 04/15/2058	23,800	27,760
4.900% due 01/23/2031	2,666	3,177
4.950% due 01/15/2042	3,900	4,610
5.450% due 01/23/2039	12,150	15,398
5.550% due 01/23/2049	13,605	17,840
5.800% due 01/23/2059	64,000	87,297

Anthem, Inc.
2.875% due 09/15/2029	7,400	7,333
3.700% due 09/15/2049	5,400	5,262
4.375% due 12/01/2047	27,800	30,076
4.550% due 03/01/2048	9,700	10,757
4.625% due 05/15/2042	11,000	12,215
4.650% due 01/15/2043	2,605	2,887
5.100% due 01/15/2044	13,244	15,461

AP Moller - Maersk A/S
3.750% due 09/22/2024	3,900	4,016

Apache Corp.
5.100% due 09/01/2040	850	849

Apple, Inc.
2.950% due 09/11/2049	51,200	50,271
3.200% due 05/11/2027	3,700	3,928
3.750% due 09/12/2047	31,100	34,693
3.850% due 08/04/2046	73,395	82,921
4.250% due 02/09/2047	19,576	23,453
4.375% due 05/13/2045	2,400	2,923

Applied Materials, Inc.
4.350% due 04/01/2047	7,400	9,050

Aptiv PLC
5.400% due 03/15/2049	20,000	22,924

Arconic, Inc.
5.900% due 02/01/2027	1,900	2,130

Arrow Electronics, Inc.
4.500% due 03/01/2023	2,100	2,211

AstraZeneca PLC
4.375% due 11/16/2045	6,400	7,536

Bacardi Ltd.
4.700% due 05/15/2028	5,200	5,685
5.150% due 05/15/2038	18,440	20,280
5.300% due 05/15/2048	28,300	32,495

Baker Hughes a GE Co. LLC
5.125% due 09/15/2040	6,800	7,807

Barrick North America Finance LLC
5.700% due 05/30/2041	9,900	12,470

BAT Capital Corp.
4.390% due 08/15/2037	21,600	21,008
4.540% due 08/15/2047	36,508	35,113

Baxter International, Inc.
2.600% due 08/15/2026	1,500	1,515

Bayer U.S. Finance LLC
2.750% due 07/15/2021	5,985	6,014
3.000% due 10/08/2021	1,900	1,924
3.129% (US0003M + 1.010%) due 12/15/2023 ~	1,050	1,051
3.875% due 12/15/2023	5,000	5,227
4.200% due 07/15/2034	18,043	18,800
4.375% due 12/15/2028	8,100	8,756

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/25/2038	$900	$976
4.875% due 06/25/2048 (k)	27,000	29,894

Becton Dickinson and Co.
4.875% due 05/15/2044	8,013	8,996

Biogen, Inc.
5.200% due 09/15/2045	6,400	7,603

Boeing Co.
3.750% due 02/01/2050	5,000	5,428
3.950% due 08/01/2059	8,400	9,286

Boston Scientific Corp.
7.000% due 11/15/2035	43,837	61,698
7.375% due 01/15/2040	42,000	64,037

Braskem America Finance Co.
7.125% due 07/22/2041	11,075	13,193

Braskem Netherlands Finance BV
4.500% due 01/10/2028	1,500	1,508

Bristol-Myers Squibb Co.
3.400% due 07/26/2029	800	856
4.125% due 06/15/2039	5,500	6,248
4.250% due 10/26/2049	39,500	46,066

British Airways Pass-Through Trust
3.300% due 06/15/2034	21,400	22,355
3.350% due 12/15/2030	1,900	1,942

Broadcom Corp.
2.650% due 01/15/2023	28,383	28,376
3.000% due 01/15/2022	39,704	40,103
3.875% due 01/15/2027	51,800	52,114

Broadcom, Inc.
3.125% due 04/15/2021	35,636	35,987
3.125% due 10/15/2022	31,000	31,402

Buckeye Partners LP
5.600% due 10/15/2044	3,800	3,069

Burlington Northern Santa Fe LLC
4.375% due 09/01/2042	38,950	45,426
4.450% due 03/15/2043	69,500	82,737
4.900% due 04/01/2044	3,300	4,147
5.050% due 03/01/2041	11,900	14,916
5.750% due 05/01/2040	15,720	21,192
7.290% due 06/01/2036	800	1,203

CA, Inc.
3.600% due 08/01/2020	5,200	5,248

Campbell Soup Co.
3.800% due 08/02/2042	100	95
3.950% due 03/15/2025	2,200	2,334
4.150% due 03/15/2028	4,000	4,312
4.800% due 03/15/2048	400	452

Canadian Pacific Railway Co.
6.125% due 09/15/2115	46,358	69,462

CBS Corp.
4.850% due 07/01/2042	14,534	16,177
4.900% due 08/15/2044	4,027	4,534
7.875% due 07/30/2030	7,800	10,920

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	3,821	4,260

Celgene Corp.
3.250% due 08/15/2022	2,816	2,903
3.900% due 02/20/2028	1,500	1,649
4.350% due 11/15/2047	17,664	20,506
4.550% due 02/20/2048	1,100	1,314
4.625% due 05/15/2044	5,341	6,358
5.000% due 08/15/2045	5,917	7,434

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047 (k)	9,000	10,035

Cenovus Energy, Inc.
5.250% due 06/15/2037	7,515	8,202
5.400% due 06/15/2047	7,600	8,575
6.750% due 11/15/2039	16,900	20,707

CenterPoint Energy Resources Corp.
4.100% due 09/01/2047	2,000	2,155

Central Japan Railway Co.
2.800% due 02/23/2022	1,200	1,215

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	11,000	10,945
2.362% due 05/28/2021	18,500	18,486
2.826% (US0003M + 0.560%) due 11/02/2021 ~	2,000	2,002

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.750% due 02/15/2028	$1,800	$1,849
4.200% due 03/15/2028	1,900	2,002
4.464% due 07/23/2022	2,375	2,501
4.500% due 02/01/2024	9,100	9,784
5.050% due 03/30/2029	10,025	11,227
5.125% due 07/01/2049	42,000	44,918
5.375% due 05/01/2047	49,200	53,626
5.750% due 04/01/2048	14,200	16,207
6.384% due 10/23/2035	34,381	41,706
6.484% due 10/23/2045	38,419	46,880

China Resources Gas Group Ltd.
4.500% due 04/05/2022	5,434	5,669

Cigna Corp.
3.193% (US0003M + 0.890%) due 07/15/2023 ~	4,600	4,613

Cimarex Energy Co.
3.900% due 05/15/2027 (k)	8,600	8,765
4.375% due 06/01/2024	1,300	1,367
4.375% due 03/15/2029	13,000	13,696

Citrix Systems, Inc.
4.500% due 12/01/2027	4,100	4,437

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	10,900	13,005

Comcast Corp.
2.350% due 01/15/2027	1,900	1,893
3.200% due 07/15/2036	1,300	1,336
3.969% due 11/01/2047	57,110	63,136
3.999% due 11/01/2049	143,797	160,077
4.000% due 03/01/2048	12,260	13,606
4.049% due 11/01/2052	3,821	4,259
4.500% due 01/15/2043	2,600	3,060
4.600% due 10/15/2038	5,400	6,482
4.650% due 07/15/2042	46,600	55,906
4.700% due 10/15/2048	10,000	12,274
4.750% due 03/01/2044	1,600	1,958
5.650% due 06/15/2035	10,000	13,101
7.050% due 03/15/2033	6,875	9,918

CommonSpirit Health
3.347% due 10/01/2029	8,000	8,107
4.187% due 10/01/2049	2,100	2,173

Conagra Brands, Inc.
3.250% due 09/15/2022	1,904	1,949
4.300% due 05/01/2024	7,593	8,153
4.600% due 11/01/2025	6,541	7,200
5.300% due 11/01/2038	7,431	8,671
5.400% due 11/01/2048	10,300	12,247
7.000% due 10/01/2028	1,800	2,277

Concho Resources, Inc.
4.850% due 08/15/2048	5,400	6,201
4.875% due 10/01/2047	7,979	9,133

Constellation Brands, Inc.
2.650% due 11/07/2022	10,173	10,293
4.100% due 02/15/2048	10,200	10,966
4.500% due 05/09/2047	8,100	9,193
5.250% due 11/15/2048	3,500	4,391

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	4,780	5,041
7.250% due 05/10/2021	10,901	10,952

Continental Resources, Inc.
4.900% due 06/01/2044	16,600	16,856

Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042	2,000	2,179
4.500% due 08/01/2047 (k)	28,470	32,460
5.625% due 10/18/2043	2,200	2,880

Cox Communications, Inc.
4.500% due 06/30/2043	21,841	23,278
4.600% due 08/15/2047 (k)	3,010	3,311
4.700% due 12/15/2042	12,190	13,282
4.800% due 02/01/2035	15,800	17,213

CRH America Finance, Inc.
4.400% due 05/09/2047	2,700	2,856
4.500% due 04/04/2048	9,490	10,233

CVS Health Corp.
5.050% due 03/25/2048 (k)	20,000	22,781

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CVS Pass-Through Trust
4.163% due 08/11/2036	$9,438	$9,864
5.773% due 01/10/2033	1,214	1,388
5.880% due 01/10/2028	3,268	3,635
5.926% due 01/10/2034	27,952	32,549
6.036% due 12/10/2028	1,444	1,626
6.943% due 01/10/2030	29,085	34,376
7.507% due 01/10/2032	73,150	90,372
8.353% due 07/10/2031	13,677	17,529

D.R. Horton, Inc.
4.375% due 09/15/2022	800	840

Daimler Finance North America LLC
3.400% due 02/22/2022	8,758	8,963

Danone S.A.
2.589% due 11/02/2023	799	811

Dell International LLC
4.900% due 10/01/2026	17,200	18,440
5.300% due 10/01/2029	38,900	42,362
5.450% due 06/15/2023	32,130	35,008
6.020% due 06/15/2026	78,400	88,478
8.100% due 07/15/2036	19,700	25,172
8.350% due 07/15/2046	37,150	49,040

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021	694	701

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	8,400	9,598
8.750% due 06/15/2030	70,000	103,447
9.250% due 06/01/2032	250	394

Discovery Communications LLC
3.300% due 05/15/2022	300	307
4.950% due 05/15/2042	800	841
5.000% due 09/20/2037	3,500	3,771
5.200% due 09/20/2047	21,300	23,287
5.300% due 05/15/2049	4,275	4,744
6.350% due 06/01/2040	3,900	4,777

Dominion Energy Gas Holdings LLC
4.800% due 11/01/2043	800	957

DP World Crescent Ltd.
4.848% due 09/26/2028	1,000	1,100

DP World PLC
5.625% due 09/25/2048	22,800	26,445
6.850% due 07/02/2037	33,320	44,031

Ecopetrol S.A.
5.875% due 05/28/2045	7,300	8,602
7.375% due 09/18/2043	25,700	34,438

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	25,670	35,505

Eli Lilly & Co.
3.950% due 05/15/2047	7,000	8,089

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	4,600	4,873

Enbridge Energy Partners LP
5.500% due 09/15/2040	3,000	3,551
7.375% due 10/15/2045	19,792	29,354

Enbridge, Inc.
3.700% due 07/15/2027	400	423
4.500% due 06/10/2044	10,948	12,029

Encana Corp.
5.150% due 11/15/2041	1,581	1,665
7.200% due 11/01/2031	11,096	14,139
7.375% due 11/01/2031	4,600	5,815

Energy Transfer Operating LP
3.600% due 02/01/2023	4,256	4,375
4.250% due 03/15/2023	8,906	9,312
4.900% due 03/15/2035	21,073	21,803
5.150% due 02/01/2043	26,385	27,478
5.150% due 03/15/2045	42,286	44,412
5.300% due 04/15/2047	23,740	25,580
6.050% due 06/01/2041	1,500	1,718
6.125% due 12/15/2045	33,400	39,220
6.625% due 10/15/2036	11,177	13,557

Energy Transfer Partners LP
5.000% due 10/01/2022	900	955

EnLink Midstream Partners LP
5.450% due 06/01/2047	13,800	11,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Entergy Louisiana LLC
3.250% due 04/01/2028	$11,800	$12,488
4.200% due 09/01/2048	1,410	1,655
4.200% due 04/01/2050	10,000	11,781
5.000% due 07/15/2044	4,300	4,537

Enterprise Products Operating LLC
3.125% due 07/31/2029	9,980	10,228
4.200% due 01/31/2050	13,068	14,034
4.450% due 02/15/2043	92,745	101,654
4.800% due 02/01/2049	3,575	4,154
4.850% due 08/15/2042	11,300	12,998
4.850% due 03/15/2044	42,362	48,736
4.875% due 08/16/2077 •	9,200	8,903
4.950% due 10/15/2054	500	583
5.100% due 02/15/2045	31,665	37,355
5.250% due 08/16/2077 •	18,400	18,274
5.700% due 02/15/2042	5,600	7,052
5.750% due 03/01/2035	15,361	18,396
5.950% due 02/01/2041	7,663	9,792
6.125% due 10/15/2039	5,000	6,507
6.450% due 09/01/2040	4,995	6,736
7.550% due 04/15/2038	2,850	4,209

EQM Midstream Partners LP
4.000% due 08/01/2024	10,100	9,797
6.500% due 07/15/2048	4,400	4,250

EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~	1,100	1,098
3.900% due 10/01/2027	11,305	9,810

ERAC USA Finance LLC
3.300% due 12/01/2026	1,000	1,035
7.000% due 10/15/2037	9,200	13,122

FedEx Corp.
3.875% due 08/01/2042	765	741
4.550% due 04/01/2046	18,300	19,238
4.750% due 11/15/2045	6,250	6,722
4.950% due 10/17/2048	12,000	13,339
5.100% due 01/15/2044	14,941	16,774

Fiserv, Inc.
3.500% due 07/01/2029	4,000	4,218
4.400% due 07/01/2049	25,000	28,190

Ford Motor Co.
4.750% due 01/15/2043	1,100	955
8.900% due 01/15/2032	9,209	11,417
9.980% due 02/15/2047	5,025	7,038

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	2,800	2,794
4.000% due 06/15/2025	24,600	26,028

GATX Corp.
5.200% due 03/15/2044	1,500	1,797

General Electric Co.
4.125% due 10/09/2042	3,334	3,373
5.000% due 01/21/2021 •(g)	38,582	36,663
5.875% due 01/14/2038	24,551	29,537
6.150% due 08/07/2037	744	918
6.750% due 03/15/2032	1,289	1,623
6.875% due 01/10/2039	7,868	10,430

General Mills, Inc.
4.550% due 04/17/2038	3,200	3,669

General Motors Co.
5.150% due 04/01/2038	15,200	15,375
5.400% due 04/01/2048	1,760	1,768

Georgia-Pacific LLC
3.600% due 03/01/2025	2,654	2,817
7.250% due 06/01/2028	14,460	19,335
7.750% due 11/15/2029	1,600	2,296
8.875% due 05/15/2031	20,200	32,252

Gilead Sciences, Inc.
4.600% due 09/01/2035	16,700	19,837
4.750% due 03/01/2046	7,700	9,261
4.800% due 04/01/2044	2,700	3,235

GlaxoSmithKline Capital, Inc.
6.375% due 05/15/2038	3,000	4,321

Glencore Finance Canada Ltd.
4.950% due 11/15/2021	7,800	8,162
5.550% due 10/25/2042	10,430	11,331
6.900% due 11/15/2037	100	124

86	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Glencore Funding LLC
4.875% due 03/12/2029	$20,000	$21,635

Global Payments, Inc.
3.200% due 08/15/2029	2,400	2,436
4.150% due 08/15/2049	4,400	4,633

Globo Comunicacao e Participacoes S.A.
4.843% due 06/08/2025	8,600	8,966
5.125% due 03/31/2027	1,300	1,337

GNL Quintero S.A.
4.634% due 07/31/2029	5,000	5,369

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	3,672	3,743

GTL Trade Finance, Inc.
7.250% due 04/16/2044	5,200	6,422

GTP Acquisition Partners LLC
3.482% due 06/15/2050	7,500	7,802

Hackensack Meridian Health, Inc.
4.500% due 07/01/2057	8,700	10,811

Halliburton Co.
4.850% due 11/15/2035	10,400	11,561
5.000% due 11/15/2045	1,700	1,908
6.700% due 09/15/2038	1,130	1,499
7.450% due 09/15/2039	21,739	31,023

HCA, Inc.
4.500% due 02/15/2027	8,800	9,451
4.750% due 05/01/2023	6,500	6,969
5.500% due 06/15/2047	17,662	19,998

Heineken NV
4.000% due 10/01/2042	3,066	3,341
4.350% due 03/29/2047	17,000	19,511

Hess Corp.
6.000% due 01/15/2040	9,135	10,606
7.300% due 08/15/2031	2,129	2,633

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	2,485	2,505

Home Depot, Inc.
4.400% due 03/15/2045	10,850	13,112

Humana, Inc.
3.950% due 03/15/2027	900	957
3.950% due 08/15/2049	10,200	10,210
4.800% due 03/15/2047	8,200	9,382
8.150% due 06/15/2038	1,000	1,486

Huntsman International LLC
5.125% due 11/15/2022	18,051	19,259

IHS Markit Ltd.
4.250% due 05/01/2029	7,700	8,300
5.000% due 11/01/2022	9,301	9,920

Imperial Brands Finance PLC
3.500% due 02/11/2023	200	204
3.500% due 07/26/2026	7,800	7,808
3.750% due 07/21/2022	3,700	3,810
3.875% due 07/26/2029	7,100	7,171
4.250% due 07/21/2025	19,615	20,565

Intel Corp.
4.100% due 05/11/2047	2,065	2,422

International Business Machines Corp.
3.500% due 05/15/2029	2,300	2,472
4.250% due 05/15/2049	4,400	5,092

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	1,500	1,531
5.000% due 09/26/2048	10,000	11,436

International Paper Co.
4.350% due 08/15/2048	6,900	7,174
4.400% due 08/15/2047	6,800	7,084
4.800% due 06/15/2044	12,450	13,500
6.000% due 11/15/2041	7,400	9,051
8.700% due 06/15/2038	9,455	13,946

Interpublic Group of Cos., Inc.
5.400% due 10/01/2048	8,100	9,661

Japan Tobacco, Inc.
2.000% due 04/13/2021	4,100	4,077

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	2,100	2,149
3.875% due 03/01/2026	1,000	1,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Juniper Networks, Inc.
5.950% due 03/15/2041	$46,478	$51,281

Kaiser Foundation Hospitals
4.150% due 05/01/2047	12,600	15,231

Kansas City Southern
4.300% due 05/15/2043	5,000	5,469
4.700% due 05/01/2048	19,600	23,459
4.950% due 08/15/2045	24,795	29,852

Keurig Dr Pepper, Inc.
4.597% due 05/25/2028	3,700	4,163
4.985% due 05/25/2038	14,200	16,568
5.085% due 05/25/2048	7,300	8,632

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	10,709	11,308
5.000% due 08/15/2042	5,500	6,045
5.000% due 03/01/2043	34,835	38,335
5.625% due 09/01/2041	1,700	1,943
5.800% due 03/15/2035	10,942	12,872
6.375% due 03/01/2041	10,715	13,165
6.500% due 02/01/2037	12,219	15,204
6.500% due 09/01/2039	36,840	46,713
6.550% due 09/15/2040	30,300	37,655
6.950% due 01/15/2038	8,500	11,116
7.400% due 03/15/2031	5,000	6,561
7.500% due 11/15/2040	22,967	31,337

Kinder Morgan, Inc.
5.300% due 12/01/2034	1,365	1,570
7.800% due 08/01/2031	2,000	2,717

KLA Corp.
4.125% due 11/01/2021	2,200	2,274

Kraft Heinz Foods Co.
3.375% due 06/15/2021	2,209	2,238
4.375% due 06/01/2046	250	238
5.000% due 06/04/2042	13,250	13,695
5.200% due 07/15/2045	1,000	1,053
6.375% due 07/15/2028	650	750
6.500% due 02/09/2040	98,198	116,480
6.750% due 03/15/2032	5,025	6,194
6.875% due 01/26/2039	3,900	4,817
7.125% due 08/01/2039	36,043	45,650

Kroger Co.
7.500% due 04/01/2031	150	206

L3Harris Technologies, Inc.
4.854% due 04/27/2035	2,150	2,550

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,200	1,339

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	4,300	4,598

Las Vegas Sands Corp.
3.200% due 08/08/2024	2,900	2,958
3.500% due 08/18/2026	131,600	133,882
3.900% due 08/08/2029	24,550	25,188

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	3,018	3,098

Leonardo U.S. Holdings, Inc.
6.250% due 01/15/2040	5,500	6,105

Lockheed Martin Corp.
3.600% due 03/01/2035	2,500	2,701
4.090% due 09/15/2052	5,409	6,398
4.500% due 05/15/2036	2,100	2,519

Lowe’s Cos., Inc.
4.050% due 05/03/2047	7,940	8,495

Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026	8,555	10,718

Magellan Midstream Partners LP
3.950% due 03/01/2050	4,700	4,786
4.850% due 02/01/2049	9,000	10,474

Marathon Oil Corp.
5.200% due 06/01/2045	5,000	5,642
6.600% due 10/01/2037	3,700	4,611

Marriott International, Inc.
4.650% due 12/01/2028	3,288	3,705

Marvell Technology Group Ltd.
4.875% due 06/22/2028	15,500	17,233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Masco Corp.
4.375% due 04/01/2026	$5,400	$5,802
4.500% due 05/15/2047	15,147	15,391
5.950% due 03/15/2022	5,871	6,317
6.500% due 08/15/2032	3,614	4,436
7.750% due 08/01/2029	2,539	3,256

Massachusetts Institute of Technology
5.600% due 07/01/2111	1,668	2,854

McDonald’s Corp.
3.625% due 09/01/2049	11,800	11,993

Medtronic, Inc.
4.375% due 03/15/2035	938	1,131
4.625% due 03/15/2045	3,123	4,014

Merck & Co., Inc.
4.000% due 03/07/2049	13,000	15,488

Microchip Technology, Inc.
3.922% due 06/01/2021	15,655	15,995

Micron Technology, Inc.
4.663% due 02/15/2030	30,500	31,830
5.327% due 02/06/2029	18,400	20,248

Microsoft Corp.
3.450% due 08/08/2036	11,400	12,620
3.700% due 08/08/2046	59,071	67,802
3.750% due 02/12/2045	1,300	1,492
4.100% due 02/06/2037	26,700	31,714
4.500% due 02/06/2057	22,900	29,911
4.750% due 11/03/2055	16,700	22,553

Moody’s Corp.
3.250% due 01/15/2028 (k)	3,723	3,895
4.875% due 12/17/2048	9,000	11,198
5.250% due 07/15/2044	4,144	5,336

Motorola Solutions, Inc.
5.500% due 09/01/2044	11,700	12,495

MPLX LP
3.500% due 12/01/2022	2,525	2,599
4.900% due 04/15/2058	19,120	19,588
5.200% due 03/01/2047	5,000	5,535
5.200% due 12/01/2047	2,100	2,307

Mylan NV
3.950% due 06/15/2026	6,100	6,318
5.250% due 06/15/2046	9,053	9,634

Mylan, Inc.
3.125% due 01/15/2023	700	708
4.200% due 11/29/2023	4,461	4,679
4.550% due 04/15/2028	4,845	5,166
5.200% due 04/15/2048	29,900	31,729
5.400% due 11/29/2043	1,900	1,998

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (g)	16,400	16,898

NBCUniversal Media LLC
4.450% due 01/15/2043	32,900	38,347
5.950% due 04/01/2041	52,000	71,891

Newcrest Finance Pty. Ltd.
4.450% due 11/15/2021	4,300	4,464
5.750% due 11/15/2041	22,905	27,428

Newell Brands, Inc.
5.375% due 04/01/2036	2,463	2,632

Newmont Goldcorp Corp.
3.700% due 03/15/2023	3,725	3,880
5.450% due 06/09/2044	33,900	42,459
6.250% due 10/01/2039	11,710	15,597

Norfolk Southern Corp.
3.942% due 11/01/2047	6,494	7,090
4.050% due 08/15/2052	8,710	9,642
5.100% due 08/01/2118	15,225	18,694

Northern Natural Gas Co.
4.100% due 09/15/2042	14,000	15,210
4.300% due 01/15/2049	17,200	20,061

Northwell Healthcare, Inc.
3.809% due 11/01/2049	8,600	9,025

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	10,401	10,139

NVR, Inc.
3.950% due 09/15/2022	5,000	5,216

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 09/01/2022	$21,118	$21,828
4.125% due 06/01/2021	51,704	53,069
4.300% due 06/18/2029	3,200	3,429
4.625% due 06/15/2022	35,919	37,646
4.625% due 06/01/2023	28,016	29,873
5.350% due 03/01/2026	10,000	11,226
5.550% due 12/01/2028	2,200	2,557

Occidental Petroleum Corp.
2.900% due 08/15/2024	3,500	3,531
4.200% due 03/15/2048	3,400	3,378
4.300% due 08/15/2039	2,000	2,056
4.400% due 08/15/2049	5,900	6,076
4.500% due 07/15/2044	3,200	3,261
6.450% due 09/15/2036	10,816	13,404
7.000% due 11/15/2027	1,000	1,189
7.150% due 05/15/2028	14,050	17,468
7.500% due 05/01/2031	8,974	11,765
7.875% due 09/15/2031	2,400	3,244
7.950% due 06/15/2039	50,000	69,292

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/31/2019 (e)(g)	4,491	56

ONEOK Partners LP
6.125% due 02/01/2041	27,327	33,362
6.200% due 09/15/2043	49,744	61,646
6.650% due 10/01/2036	4,765	5,945
6.850% due 10/15/2037	8,494	10,878

Oracle Corp.
3.800% due 11/15/2037	8,405	9,244
3.850% due 07/15/2036	1,500	1,658
3.900% due 05/15/2035	325	362
4.000% due 07/15/2046	12,350	13,829
4.000% due 11/15/2047	66,210	74,515
4.125% due 05/15/2045	5,100	5,786
4.375% due 05/15/2055	1,700	2,011
4.500% due 07/08/2044	1,400	1,674

Owens Corning
4.300% due 07/15/2047	27,981	25,476
4.400% due 01/30/2048	39,150	36,127
7.000% due 12/01/2036	246	302

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020	2,000	2,039
4.750% due 03/22/2028	14,885	15,631
6.000% due 04/07/2023	19,900	21,848

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,200	2,828

Penske Truck Leasing Co. LP
3.375% due 02/01/2022	7,600	7,759
3.900% due 02/01/2024	6,899	7,265
4.125% due 08/01/2023	2,143	2,269
4.250% due 01/17/2023	7,204	7,624

Pernod Ricard S.A.
4.250% due 07/15/2022	400	421

Pertamina Persero PT
6.000% due 05/03/2042	5,000	6,094
6.450% due 05/30/2044	5,700	7,359

Petroleos Mexicanos
5.625% due 01/23/2046	7,191	6,187
6.350% due 02/12/2048	125,896	116,159
6.500% due 03/13/2027	1,600	1,670
6.750% due 09/21/2047	100,026	96,255
7.690% due 01/23/2050	43,624	44,607

Pfizer, Inc.
3.900% due 03/15/2039	11,400	12,786
4.200% due 09/15/2048	600	709
4.300% due 06/15/2043	400	471
4.400% due 05/15/2044	6,900	8,245
5.600% due 09/15/2040	33,365	44,991
7.200% due 03/15/2039	2,470	3,882

Philip Morris International, Inc.
3.875% due 08/21/2042	3,675	3,777
4.125% due 03/04/2043	2,575	2,748
4.250% due 11/10/2044	21,000	23,147
4.375% due 11/15/2041	12,700	14,002
4.875% due 11/15/2043	2,500	2,940
6.375% due 05/16/2038	10,494	14,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pioneer Natural Resources Co.
4.450% due 01/15/2026	$250	$274
7.200% due 01/15/2028	24,475	31,198

QUALCOMM, Inc.
4.650% due 05/20/2035	8,940	10,552
4.800% due 05/20/2045	7,278	8,708

QVC, Inc.
4.375% due 03/15/2023	5,558	5,748
4.850% due 04/01/2024	18,100	19,118
5.125% due 07/02/2022	6,820	7,168
5.450% due 08/15/2034	35,700	36,387
5.950% due 03/15/2043	34,155	34,304

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	5,000	5,741
6.332% due 09/30/2027	3,535	4,121

RELX Capital, Inc.
3.125% due 10/15/2022	7,102	7,249
3.500% due 03/16/2023	2,570	2,664

Reynolds American, Inc.
4.000% due 06/12/2022	3,260	3,397
5.850% due 08/15/2045	21,048	23,339
6.150% due 09/15/2043	10,920	12,393
7.250% due 06/15/2037	700	887

Rockies Express Pipeline LLC
5.625% due 04/15/2020	8,500	8,638
6.875% due 04/15/2040	4,575	5,002
7.500% due 07/15/2038	25,640	28,793

Rockwell Collins, Inc.
3.200% due 03/15/2024	3,353	3,485
3.500% due 03/15/2027	7,600	8,117
4.350% due 04/15/2047	4,500	5,275

Ryder System, Inc.
2.500% due 09/01/2022	1,060	1,068

S&P Global, Inc.
4.500% due 05/15/2048	200	254

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	23,300	24,722
5.000% due 03/15/2027	36,700	40,572
5.625% due 03/01/2025	300	337
5.750% due 05/15/2024	8,950	9,983
5.875% due 06/30/2026	7,556	8,668
6.250% due 03/15/2022	6,500	7,006

Sands China Ltd.
5.125% due 08/08/2025	26,800	29,491
5.400% due 08/08/2028 (k)	14,000	15,804

SASOL Financing USA LLC
6.500% due 09/27/2028	11,200	12,391

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	7,900	8,064

Siemens Financieringsmaatschappij NV
3.300% due 09/15/2046	1,500	1,510
4.200% due 03/16/2047	6,700	7,790

Sky Ltd.
3.750% due 09/16/2024	2,800	2,999

Southern Co.
4.250% due 07/01/2036	9,300	10,098
4.400% due 07/01/2046	19,705	22,041

Southern Natural Gas Co. LLC
8.000% due 03/01/2032	8,346	11,758

Spirit AeroSystems, Inc.
2.919% (US0003M + 0.800%) due 06/15/2021 ~	2,700	2,699
3.850% due 06/15/2026	2,400	2,459
4.600% due 06/15/2028	800	862

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029	5,718	6,035

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	5,720	5,756
5.152% due 09/20/2029	22,100	24,034

Standard Industries, Inc.
4.750% due 01/15/2028	18,600	19,296
5.000% due 02/15/2027	2,380	2,470

Starbucks Corp.
4.450% due 08/15/2049	2,000	2,325

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Suncor Energy, Inc.
6.500% due 06/15/2038	$100	$138

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022	2,000	2,097
4.950% due 01/15/2043	27,800	28,206

Suzano Austria GmbH
6.000% due 01/15/2029	13,600	14,817
7.000% due 03/16/2047	21,520	24,587

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	1,200	1,258

Syngenta Finance NV
3.125% due 03/28/2022	1,500	1,509
4.441% due 04/24/2023	1,000	1,046
4.892% due 04/24/2025	7,450	7,897
5.676% due 04/24/2048	13,575	14,056

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021	3,200	3,314
4.400% due 11/26/2023	1,400	1,509
5.000% due 11/26/2028	4,000	4,688

Teck Resources Ltd.
6.125% due 10/01/2035	10,000	11,348

Telefonica Emisiones S.A.
4.665% due 03/06/2038	2,970	3,274
4.895% due 03/06/2048	20,230	22,654
5.213% due 03/08/2047	14,400	16,801
5.520% due 03/01/2049	10,000	12,206
7.045% due 06/20/2036	27,468	38,091

Tencent Holdings Ltd.
3.925% due 01/19/2038	2,000	2,148
3.975% due 04/11/2029	24,900	26,733
4.525% due 04/11/2049	3,000	3,601

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037	320	432

Tesco PLC
6.150% due 11/15/2037	1,795	2,067

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022	8,137	7,008

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	1,500	1,376

Thomson Reuters Corp.
4.300% due 11/23/2023	22,700	24,221
5.650% due 11/23/2043	23,336	27,972

Time Warner Cable LLC
4.000% due 09/01/2021	1,516	1,551
4.500% due 09/15/2042	18,500	18,233
5.500% due 09/01/2041	14,800	15,981
5.875% due 11/15/2040	5,000	5,605
6.550% due 05/01/2037	2,950	3,548
6.750% due 06/15/2039	52,495	64,150
7.300% due 07/01/2038	2,080	2,657

Time Warner Entertainment Co. LP
8.375% due 03/15/2023	1,128	1,336
8.375% due 07/15/2033	18,720	25,918

Topaz Solar Farms LLC
4.875% due 09/30/2039	6,084	6,351

Total Capital International S.A.
3.461% due 07/12/2049	15,000	15,920

Toyota Tsusho Corp.
3.625% due 09/13/2023	6,920	7,228

TransCanada PipeLines Ltd.
4.625% due 03/01/2034	2,000	2,274
4.875% due 05/15/2048	22,100	25,746
6.200% due 10/15/2037	3,484	4,515
7.250% due 08/15/2038	1,550	2,223
7.625% due 01/15/2039	10,020	14,944

Transcontinental Gas Pipe Line Co. LLC
5.400% due 08/15/2041	4,330	5,167

TTX Co.
4.600% due 02/01/2049	3,700	4,563

Tyson Foods, Inc.
4.550% due 06/02/2047	1,000	1,124
4.875% due 08/15/2034	950	1,123
5.100% due 09/28/2048	7,700	9,363

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	7,423	7,826

88	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 12/03/2026		$2,799	$3,031
7.125% due 04/22/2025		2,150	2,423

Union Pacific Corp.
3.550% due 08/15/2039		2,800	2,943
3.950% due 08/15/2059		3,100	3,322
4.100% due 09/15/2067		4,347	4,603
4.300% due 03/01/2049		14,600	17,056
4.375% due 11/15/2065		12,500	13,963

United Airlines Pass-Through Trust
3.100% due 01/07/2030		28,802	29,588
3.100% due 04/07/2030		3,897	3,954
3.450% due 01/07/2030		951	988
3.750% due 03/03/2028		5,957	6,287
4.000% due 10/11/2027		12,841	13,660
4.150% due 02/25/2033		7,200	7,876
4.300% due 02/15/2027		14,330	15,513
4.550% due 08/25/2031		17,113	19,006

United Technologies Corp.
4.450% due 11/16/2038		8,800	10,496
4.625% due 11/16/2048		9,050	11,342

UnitedHealth Group, Inc.
3.500% due 08/15/2039		7,600	7,933
3.700% due 08/15/2049		9,000	9,568
3.750% due 10/15/2047		8,100	8,678
3.875% due 08/15/2059		16,400	17,386
4.625% due 11/15/2041		14,000	16,602
4.750% due 07/15/2045		10,099	12,279
5.800% due 03/15/2036		300	401
5.950% due 02/15/2041		4,700	6,375
6.625% due 11/15/2037		2,150	3,113

Vale Overseas Ltd.
6.250% due 08/10/2026		28,600	33,105
6.875% due 11/21/2036		22,806	29,009
6.875% due 11/10/2039		13,333	17,050

Vale S.A.
3.750% due 01/10/2023	EUR	8,000	9,464

Valero Energy Corp.
4.000% due 04/01/2029		$10,000	10,640

VMware, Inc.
3.900% due 08/21/2027		18,200	18,738

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		30,393	31,420

Wabtec Corp.
4.950% due 09/15/2028		2,690	2,971

Walgreen Co.
4.400% due 09/15/2042		2,000	2,022

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		1,700	1,800

Walmart, Inc.
3.950% due 06/28/2038		1,100	1,285

Walt Disney Co.
2.750% due 09/01/2049		16,900	16,305
4.750% due 09/15/2044		6,000	7,790
6.650% due 11/15/2037		2,031	3,065

Warner Media LLC
4.650% due 06/01/2044		10,705	10,964
4.900% due 06/15/2042		8,000	8,683
5.350% due 12/15/2043		3,300	3,781
5.375% due 10/15/2041		5,000	5,530

Waste Management, Inc.
4.000% due 07/15/2039		1,248	1,421

West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		9,100	9,447

Western & Southern Life Insurance Co.
5.150% due 01/15/2049		13,800	17,116

Western Digital Corp.
4.750% due 02/15/2026		8,100	8,353

Western Midstream Operating LP
5.450% due 04/01/2044		2,600	2,310

WestRock RKT LLC
4.000% due 03/01/2023		8,350	8,769

Whirlpool Corp.
5.150% due 03/01/2043		21,075	22,951

Williams Cos., Inc.
8.750% due 03/15/2032		13,088	18,883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Woodside Finance Ltd.
3.650% due 03/05/2025		$500	$516
4.500% due 03/04/2029		5,800	6,328
4.600% due 05/10/2021		1,100	1,131

WRKCo, Inc.
4.200% due 06/01/2032		9,830	10,804

Wyeth LLC
5.950% due 04/01/2037		500	682

Wynn Las Vegas LLC
4.250% due 05/30/2023		10,547	10,877
5.500% due 03/01/2025		54,700	57,572

Yara International ASA
4.750% due 06/01/2028		5,900	6,435

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~		6,100	6,100
4.250% due 08/15/2035		1,681	1,706

Zoetis, Inc.
3.950% due 09/12/2047		8,700	9,521
4.450% due 08/20/2048		7,500	8,914
4.700% due 02/01/2043		9,069	10,901

			10,131,465

UTILITIES 15.6%

AEP Texas, Inc.
4.150% due 05/01/2049		8,900	10,265

Alabama Power Co.
3.850% due 12/01/2042		2,950	3,211
4.300% due 07/15/2048		8,700	10,204
5.200% due 06/01/2041		200	248

Ameren Illinois Co.
3.700% due 12/01/2047		3,700	4,028

American Transmission Systems, Inc.
5.000% due 09/01/2044		11,300	14,463

American Water Capital Corp.
3.750% due 09/01/2047		5,000	5,363
4.300% due 12/01/2042		8,700	9,958
6.593% due 10/15/2037		150	214

Antero Midstream Partners LP
5.750% due 03/01/2027		4,100	3,434

Appalachian Power Co.
4.400% due 05/15/2044		6,350	7,329
5.800% due 10/01/2035		2,176	2,769
6.375% due 04/01/2036		5,146	6,806
6.700% due 08/15/2037		3,600	5,036
7.000% due 04/01/2038		3,878	5,614

AT&T, Inc.
3.150% due 09/04/2036	EUR	4,500	5,975
4.100% due 02/15/2028		$1,090	1,181
4.300% due 02/15/2030		60,681	66,841
4.350% due 06/15/2045		51,977	54,929
4.500% due 03/09/2048		132,562	142,732
4.550% due 03/09/2049		111,412	120,409
4.750% due 05/15/2046		3,700	4,112
4.800% due 06/15/2044		113,800	126,402
4.850% due 03/01/2039		4,300	4,883
4.900% due 08/15/2037		9,279	10,560
5.150% due 03/15/2042		5,500	6,338
5.150% due 11/15/2046		44,925	52,193
5.150% due 02/15/2050		31,507	36,941
5.300% due 08/15/2058		20,490	24,013
5.350% due 09/01/2040		11,908	13,985
5.450% due 03/01/2047 (k)		25,238	30,536
6.000% due 08/15/2040		4,400	5,489
6.375% due 03/01/2041		22,200	28,650
8.750% due 11/15/2031		265	387

Atmos Energy Corp.
4.300% due 10/01/2048		20,000	23,791

Avangrid, Inc.
3.800% due 06/01/2029		4,000	4,302

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		18,290	21,879
4.500% due 02/01/2045		580	690
5.950% due 05/15/2037		400	552
6.125% due 04/01/2036		10,154	14,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BG Energy Capital PLC
5.125% due 10/15/2041	$31,445	$40,466

Boston Gas Co.
4.487% due 02/15/2042	7,784	9,075

British Telecommunications PLC
9.625% due 12/15/2030	26,255	40,064

British Transco International Finance BV
0.000% due 11/04/2021 (e)	1,950	1,850

Brooklyn Union Gas Co.
4.487% due 03/04/2049	12,500	15,233

CenterPoint Energy Houston Electric LLC
4.250% due 02/01/2049	5,700	6,858

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(g)	13,900	14,640

Cleco Corporate Holdings LLC
4.973% due 05/01/2046	400	456

Cleco Power LLC
6.000% due 12/01/2040	18,175	23,642

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	8,943

CMS Energy Corp.
4.700% due 03/31/2043	5,437	6,257

CNOOC Finance Ltd.
3.000% due 05/09/2023	20,750	21,088
3.875% due 05/02/2022	10,900	11,264

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	42,750	45,759

Connecticut Light & Power Co.
4.000% due 04/01/2048	1,300	1,504
4.300% due 04/15/2044	1,460	1,747

Consolidated Edison Co. of New York, Inc.
4.125% due 05/15/2049	18,110	20,758
4.200% due 03/15/2042	5,000	5,658
4.500% due 05/15/2058	23,060	27,413
4.625% due 12/01/2054	2,285	2,744
5.300% due 03/01/2035	900	1,112
5.500% due 12/01/2039	4,900	6,415
5.700% due 06/15/2040	4,900	6,570

Consumers Energy Co.
4.050% due 05/15/2048	8,100	9,413
4.100% due 11/15/2045	2,150	2,442
4.350% due 04/15/2049	14,000	17,214

Dayton Power & Light Co.
3.950% due 06/15/2049	12,500	13,797

DTE Electric Co.
3.950% due 06/15/2042	500	545
4.300% due 07/01/2044	9,150	10,803

Duke Energy Carolinas LLC
3.200% due 08/15/2049	6,200	6,246
3.700% due 12/01/2047	15,355	16,708
3.750% due 06/01/2045	4,358	4,719
3.875% due 03/15/2046	934	1,039
3.950% due 03/15/2048	9,915	11,194
4.000% due 09/30/2042	3,500	3,926
4.250% due 12/15/2041	16,400	18,959
6.000% due 01/15/2038	50	69

Duke Energy Corp.
3.750% due 09/01/2046	17,850	18,440
3.950% due 08/15/2047	4,670	5,010
4.200% due 06/15/2049	5,000	5,598

Duke Energy Florida LLC
4.200% due 07/15/2048	7,600	8,882
5.650% due 04/01/2040	7,400	10,014

Duke Energy Indiana LLC
4.900% due 07/15/2043	105	132

Duke Energy Progress LLC
3.600% due 09/15/2047	41,600	44,226
4.100% due 03/15/2043	6,026	6,818

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	1,950	2,074
6.400% due 09/15/2020	2,200	2,278

E.ON International Finance BV
6.650% due 04/30/2038	3,020	4,175

Electricite de France S.A.
4.875% due 09/21/2038	8,000	9,315

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 01/22/2044		$9,140	$10,661
4.950% due 10/13/2045		4,855	5,738
5.000% due 09/21/2048		16,300	19,591
6.000% due 01/22/2114		17,338	21,053

Emera U.S. Finance LP
4.750% due 06/15/2046		11,300	13,107

Enable Midstream Partners LP
4.400% due 03/15/2027		800	803
5.000% due 05/15/2044		21,573	19,842

Enel Finance International NV
3.625% due 05/25/2027		7,900	8,207
4.625% due 09/14/2025		4,500	4,919
4.750% due 05/25/2047		48,680	55,179

Entergy Corp.
4.000% due 07/15/2022		5,305	5,539

Eversource Energy
3.350% due 03/15/2026		2,838	2,934

Exelon Corp.
5.625% due 06/15/2035		7,000	8,766

Exelon Generation Co. LLC
5.600% due 06/15/2042		16,164	19,268
6.250% due 10/01/2039		13,115	16,613

FirstEnergy Transmission LLC
4.350% due 01/15/2025		11,846	12,789
5.450% due 07/15/2044		10,100	12,852

Florida Power & Light Co.
3.700% due 12/01/2047		18,800	20,890
3.950% due 03/01/2048		1,000	1,159
4.050% due 10/01/2044		4,200	4,877

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		19,650	20,423
6.000% due 11/27/2023		22,325	24,797

Gazprom OAO Via Gaz Capital S.A.
2.250% due 11/22/2024	EUR	3,900	4,521
3.125% due 11/17/2023		10,700	12,826
4.250% due 04/06/2024	GBP	12,600	16,804
5.150% due 02/11/2026		$24,500	26,700
5.999% due 01/23/2021		21,100	22,087
6.510% due 03/07/2022		36,075	39,288

Idaho Power Co.
4.850% due 08/15/2040		9,000	10,825

Indiana Michigan Power Co.
4.250% due 08/15/2048		5,000	5,912
4.550% due 03/15/2046		500	606

Interstate Power & Light Co.
6.250% due 07/15/2039		5,000	6,823

Jersey Central Power & Light Co.
6.150% due 06/01/2037		6,200	8,071

Kentucky Utilities Co.
4.375% due 10/01/2045		7,100	8,442
5.125% due 11/01/2040		14,500	18,661

Koninklijke KPN NV
8.375% due 10/01/2030		30,590	41,864

Louisville Gas & Electric Co.
4.250% due 04/01/2049		7,900	9,305

Metropolitan Edison Co.
3.500% due 03/15/2023		1,900	1,975

MidAmerican Energy Co.
3.650% due 08/01/2048		5,000	5,462
4.250% due 07/15/2049		1,800	2,171
4.400% due 10/15/2044		500	601
5.800% due 10/15/2036		3,000	4,006

Midwest Connector Capital Co. LLC
4.625% due 04/01/2029		10,000	10,998

Mississippi Power Co.
4.250% due 03/15/2042		5,000	5,427

Monongahela Power Co.
5.400% due 12/15/2043		700	940

National Rural Utilities Cooperative Finance Corp.
4.300% due 03/15/2049		4,100	4,931
4.400% due 11/01/2048		8,500	10,360

New York State Electric & Gas Corp.
3.300% due 09/15/2049		7,300	7,254

NextEra Energy Capital Holdings, Inc.
5.650% due 05/01/2079 •		5,100	5,545

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Niagara Mohawk Power Corp.
4.119% due 11/28/2042		$3,850	$4,322

NiSource, Inc.
3.950% due 03/30/2048		7,200	7,635
4.375% due 05/15/2047		11,100	12,491
5.650% due 02/01/2045		6,240	8,057

Novatek OAO via Novatek Finance DAC
4.422% due 12/13/2022		22,300	23,300

NSTAR Electric Co.
4.400% due 03/01/2044		1,500	1,786

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		2,387	2,375

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		7,019	4,229

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,431	1,406

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)		6,101	1,627

Oglethorpe Power Corp.
5.050% due 10/01/2048		30,000	36,157
5.250% due 09/01/2050		25,000	31,670

Ohio Edison Co.
6.875% due 07/15/2036		3,500	5,022
8.250% due 10/15/2038		1,000	1,626

Oklahoma Gas & Electric Co.
5.850% due 06/01/2040		4,000	5,408

Oncor Electric Delivery Co. LLC
3.100% due 09/15/2049		7,500	7,491
3.700% due 11/15/2028		2,400	2,646
4.100% due 11/15/2048		2,000	2,349
5.250% due 09/30/2040		15,100	19,659
5.300% due 06/01/2042		600	802
7.250% due 01/15/2033		3,400	5,043
7.500% due 09/01/2038		2,590	4,181

ONEOK, Inc.
4.000% due 07/13/2027		2,730	2,860
4.950% due 07/13/2047		4,900	5,324
5.200% due 07/15/2048		95,425	106,195

Orange S.A.
9.000% due 03/01/2031		11,250	17,558

Pacific Gas & Electric Co.
3.300% due 12/01/2027 ^(c)		4,100	4,079
3.750% due 08/15/2042 ^(c)		2,925	2,830
3.950% due 12/01/2047 ^(c)		7,200	7,002
4.250% due 03/15/2046 ^(c)		5,300	5,340
4.300% due 03/15/2045 ^(c)		3,700	3,746
4.450% due 04/15/2042 ^(c)		5,150	5,304
4.600% due 06/15/2043 ^(c)		85	89
4.650% due 08/01/2028 ^(c)		4,300	4,579
4.750% due 02/15/2044 ^(c)		5,000	5,325
5.125% due 11/15/2043 ^(c)		1,100	1,199
5.800% due 03/01/2037 ^(c)		3,334	3,772

PacifiCorp
4.125% due 01/15/2049		1,400	1,627
6.000% due 01/15/2039		1,500	2,107

PECO Energy Co.
4.150% due 10/01/2044		8,900	10,344
4.800% due 10/15/2043		1,185	1,485

Pennsylvania Electric Co.
6.150% due 10/01/2038		2,309	3,020

Perusahaan Listrik Negara PT
4.875% due 07/17/2049		11,200	12,214

Petrobras Global Finance BV
5.375% due 10/01/2029	GBP	13,100	17,699

Plains All American Pipeline LP
3.650% due 06/01/2022		$6,471	6,640
4.300% due 01/31/2043		9,225	8,427
4.500% due 12/15/2026		4,650	4,940
4.700% due 06/15/2044		30,055	29,403
5.150% due 06/01/2042		70,914	72,192
6.650% due 01/15/2037		2,300	2,741
6.700% due 05/15/2036		11,433	13,257

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PPL Electric Utilities Corp.
3.000% due 10/01/2049	$20,000	$19,387
5.200% due 07/15/2041	5,500	7,061

Progress Energy, Inc.
6.000% due 12/01/2039	700	927
7.750% due 03/01/2031	13,091	18,683

Public Service Co. of Colorado
3.200% due 03/01/2050	9,500	9,689
3.950% due 03/15/2043	1,500	1,653
4.100% due 06/15/2048	4,000	4,682

Public Service Co. of New Hampshire
3.600% due 07/01/2049	4,700	5,090

Public Service Co. of Oklahoma
6.625% due 11/15/2037	1,135	1,587

Puget Sound Energy, Inc.
4.223% due 06/15/2048	5,400	6,307
5.764% due 07/15/2040	8,200	10,960

Rio Oil Finance Trust
9.750% due 01/06/2027	19,030	22,313

San Diego Gas & Electric Co.
3.750% due 06/01/2047	1,550	1,653
3.950% due 11/15/2041	1,968	2,072
4.100% due 06/15/2049	10,500	11,896
4.150% due 05/15/2048	12,140	13,855
4.500% due 08/15/2040	2,600	3,026

Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	54,700	62,206
5.500% due 04/08/2044	37,700	45,333

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	1,500	1,496
3.250% due 06/15/2027	3,300	3,393
3.400% due 02/01/2028	1,000	1,034
4.000% due 02/01/2048	9,224	9,788
6.000% due 10/15/2039	15,145	19,520

Shell International Finance BV
3.625% due 08/21/2042	3,900	4,199
4.000% due 05/10/2046	400	463
4.125% due 05/11/2035	44,400	51,259
4.550% due 08/12/2043	11,450	14,055

Southern California Edison Co.
3.900% due 12/01/2041	37,994	38,496
3.900% due 03/15/2043	6,655	7,006
4.000% due 04/01/2047	75,700	81,572
4.050% due 03/15/2042	3,634	3,874
4.125% due 03/01/2048	16,291	17,751
4.500% due 09/01/2040	445	495
4.650% due 10/01/2043	15,065	17,397
5.750% due 04/01/2035	2,073	2,549
6.000% due 01/15/2034	900	1,136
6.650% due 04/01/2029	6,995	8,636

Southern California Gas Co.
3.750% due 09/15/2042	4,900	5,305
3.950% due 02/15/2050	1,155	1,310
4.125% due 06/01/2048	10,000	11,535
4.300% due 01/15/2049	100	119
5.125% due 11/15/2040	1,300	1,619

Southern Co. Gas Capital Corp.
4.400% due 05/30/2047	11,010	12,453
5.875% due 03/15/2041	7,500	9,686

Southwestern Electric Power Co.
2.750% due 10/01/2026	900	904
3.850% due 02/01/2048	20,000	21,227
6.200% due 03/15/2040	14,340	19,335

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,578

Tampa Electric Co.
2.600% due 09/15/2022	763	770
4.450% due 06/15/2049	20,000	24,194

Telefonica Europe BV
8.250% due 09/15/2030	18,950	27,640

Toledo Edison Co.
6.150% due 05/15/2037	11,490	15,686

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,300	1,321

90	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.850% due 11/01/2042	$16,560	$17,799
4.016% due 12/03/2029	16,439	18,292
4.329% due 09/21/2028	1,600	1,816
4.522% due 09/15/2048	42,992	50,847
4.672% due 03/15/2055	138,984	166,887
4.862% due 08/21/2046	11,470	14,045
5.012% due 08/21/2054	22,600	28,508
5.250% due 03/16/2037	1,100	1,369

Virginia Electric & Power Co.
3.800% due 09/15/2047	7,900	8,587
4.600% due 12/01/2048	4,455	5,481
6.000% due 05/15/2037	400	535

Vodafone Group PLC
4.375% due 05/30/2028	5,000	5,528
4.875% due 06/19/2049	25,855	28,926
5.125% due 06/19/2059	26,700	30,740
5.250% due 05/30/2048	24,000	27,866
6.150% due 02/27/2037	17,613	22,380
6.250% due 11/30/2032	2,650	3,328
7.000% due 04/04/2079 •	5,700	6,559

Wisconsin Electric Power Co.
4.300% due 10/15/2048	15,000	17,869
5.700% due 12/01/2036	220	291

Wisconsin Public Service Corp.
3.300% due 09/01/2049	3,100	3,166

		3,746,340

Total Corporate Bonds & Notes (Cost $18,640,577)		20,639,526

MUNICIPAL BONDS & NOTES 3.6%

CALIFORNIA 1.6%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	7,000	11,447

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	4,800	7,510

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	700	860
6.907% due 10/01/2050	28,895	48,871
7.043% due 04/01/2050	15,775	26,538

Burbank, California Water Revenue Bonds, (BABs), Series 2010
5.797% due 06/01/2040	2,220	3,231

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	6,666

California State General Obligation Bonds, (BABs), (AGM/CR Insured), Series 2010
6.875% due 11/01/2026	2,550	3,350

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	15,345	24,045
7.500% due 04/01/2034	4,840	7,466
7.550% due 04/01/2039	12,135	20,102

California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	7,575	12,444
7.950% due 03/01/2036	22,100	22,627

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	9,010	13,372

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	2,983

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	15,001

Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.750% due 08/01/2049	17,985	30,136

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,400	21,394
7.618% due 08/01/2040	5,200	8,436

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	$400	$665

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,800	2,230

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	100	139

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	2,000	3,022

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	900	1,356

Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	500	756

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	14,844

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,400	16,500

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	4,305	6,489

Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	25,100	37,971

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	400	659

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	1,800	2,656

San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	400	421

University of California Revenue Bonds, Series 2012
4.053% due 05/15/2041	5,000	5,788

		379,975

GEORGIA 0.3%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,376	3,284
6.655% due 04/01/2057	43,738	62,468

		65,752

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	1,213

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	16,400	23,014

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	5,855	7,400

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	1,965	2,190

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	3,723

		37,540

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	1,750	2,686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASSACHUSETTS 0.0%

Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	$3,500	$4,363

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	501

New Jersey Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	15,005	23,565

		24,066

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	6,100	7,310

NEW YORK 0.7%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	18,085	26,190

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	9,010
5.508% due 08/01/2037	800	1,057
5.572% due 11/01/2038	9,000	11,852

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	1,200	1,513

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	500	622
5.389% due 03/15/2040	200	266

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	2,735	3,264

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	9,410	11,688

Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	500	689

Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	200	271

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	84,130	107,186

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	2,800	3,136

		176,744

OHIO 0.4%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	1,000	1,456

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,160	1,508
7.734% due 02/15/2033	7,325	10,839
8.084% due 02/15/2050	50,725	90,907

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	67	89

		104,799

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PENNSYLVANIA 0.1%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	$11,500	$16,478

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	14,000	20,067

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	16,000	19,704

		39,771

Total Municipal Bonds & Notes (Cost $628,068)		859,484

U.S. GOVERNMENT AGENCIES 10.0%

Fannie Mae UMBS
3.500% due 12/01/2042 - 04/01/2049	155,485	160,661
4.000% due 10/01/2040 - 09/01/2046	688	733
6.000% due 01/01/2023 - 06/01/2038	9	10
7.000% due 11/01/2026	8	8
8.500% due 08/01/2026	1	1

Fannie Mae UMBS, TBA
2.500% due 11/01/2049 - 12/01/2049	224,900	223,691
3.000% due 11/01/2049 - 12/01/2049	665,300	675,023
3.500% due 11/01/2049 - 12/01/2049	1,244,900	1,277,547
4.000% due 10/01/2049 - 11/01/2049	39,000	40,485

Freddie Mac
4.024% due 08/15/2032 ~	8	8
4.096% due 10/25/2052 ~	19,380	22,467

Ginnie Mae
4.500% due 09/15/2033	10	11
8.500% due 09/15/2030	4	4

Total U.S. Government Agencies (Cost $2,387,389)		2,400,649

U.S. TREASURY OBLIGATIONS 22.2%

U.S. Treasury Bonds
2.250% due 08/15/2046	13	13
2.250% due 08/15/2049 (k)	34,600	35,628
2.500% due 02/15/2045 (k)(m)(o)	188,518	203,065
2.500% due 02/15/2046 (k)(m)	213,985	230,615
2.500% due 05/15/2046 (k)(m)	342,000	368,699
2.750% due 11/15/2042 (k)	265,700	298,451
2.750% due 08/15/2047 (k)(m)	216,500	245,292
2.750% due 11/15/2047 (k)(m)(o)	100,512	113,959
2.875% due 05/15/2043 (m)	28,000	32,134
2.875% due 08/15/2045 (k)(m)	105,207	121,350
3.000% due 05/15/2045 (k)(m)	231,583	272,920
3.000% due 02/15/2048 (k)	12,108	14,391
3.000% due 08/15/2048 (k)(m)(o)	314,447	374,315
3.000% due 02/15/2049 (k)	415,754	496,209
3.125% due 02/15/2043 (k)(m)(o)	199,000	237,564
3.125% due 05/15/2048 (k)	242,485	295,026
3.625% due 02/15/2044 (k)(m)	302,675	391,651

U.S. Treasury Inflation Protected Securities (f)
0.375% due 07/15/2025 (m)	71,403	72,446
0.375% due 01/15/2027 (m)	4,142	4,195
0.500% due 01/15/2028 (m)	1,009	1,034
0.625% due 01/15/2026 (m)	69,967	71,837
1.000% due 02/15/2049	79,781	90,382
1.750% due 01/15/2028 (m)	15,186	17,097
2.000% due 01/15/2026 (m)	18,872	20,982
2.375% due 01/15/2027 (m)	124,930	144,496
2.500% due 01/15/2029 (m)	25,214	30,511
3.875% due 04/15/2029 (m)	936	1,258

U.S. Treasury Notes
2.875% due 05/15/2049 (k)	966,791	1,128,728
1.625% due 08/15/2029 (k)	24,995	24,890

Total U.S. Treasury Obligations (Cost $4,555,933)		5,339,138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037		$20,220	$23,968

BCAP LLC Trust
2.645% due 05/26/2035 •		173	173
3.290% due 11/26/2046 •		155	156

Countrywide Home Loan Mortgage Pass-Through Trust
2.678% due 02/25/2035 •		16	16

HomeBanc Mortgage Trust
2.458% due 07/25/2035 •		5,364	5,417

Merrill Lynch Mortgage Investors Trust
2.863% due 03/25/2028 •		22	23
3.240% due 01/25/2029 •		69	70

Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		9,900	10,923

Structured Adjustable Rate Mortgage Loan Trust
4.225% due 09/25/2034 ~		609	621

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	12,080	14,890

Total Non-Agency Mortgage-Backed Securities (Cost $55,593)			56,257

ASSET-BACKED SECURITIES 0.6%

AASET U.S. Ltd.
3.844% due 01/16/2038		$15,448	15,545

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ		12,093	12,238

Aircraft Certificate Owner Trust
7.001% due 09/20/2022		246	255

Business Jet Securities LLC
4.335% due 02/15/2033		4,726	4,775

Finance America Mortgage Loan Trust
2.888% due 11/25/2034 •		9,605	9,554

JPMorgan Mortgage Acquisition Corp.
2.498% due 12/25/2035 •		4,748	4,735

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		6,665	6,834

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		19,583	20,039

MAPS Ltd.
4.212% due 05/15/2043		9,266	9,513

METAL LLC
4.581% due 10/15/2042		17,917	18,194

Morgan Stanley ABS Capital, Inc. Trust
2.873% due 03/25/2034 •		9,100	8,970

RBSSP Resecuritization Trust
2.305% due 11/26/2036 •		1,463	1,449

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		13,935	14,282

SBA Tower Trust
3.869% due 10/15/2049 þ		11,400	11,886

Sprite Ltd.
4.250% due 12/15/2037		10,300	10,490

START Ireland
4.089% due 03/15/2044		7,714	7,873

Structured Asset Securities Corp. Mortgage Loan Trust
3.018% due 08/25/2037 •		328	330

Total Asset-Backed Securities (Cost $154,002)			156,962

SOVEREIGN ISSUES 2.2%

Brazil Government International Bond
5.000% due 01/27/2045		46,630	48,484

Colombia Government International Bond
6.125% due 01/18/2041		200	261

Israel Government International Bond
4.125% due 01/17/2048		13,300	15,657

Mexico Government International Bond
4.500% due 01/31/2050		27,431	28,944
4.600% due 02/10/2048 (k)		23,200	24,853

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 10/12/2110		$1,550	$1,787
6.050% due 01/11/2040		1,238	1,561

Peru Government International Bond
5.700% due 08/12/2024	PEN	81,100	26,793
5.940% due 02/12/2029		109,600	36,815
6.150% due 08/12/2032		48,800	16,527
6.350% due 08/12/2028		91,000	31,456
6.950% due 08/12/2031		56,200	20,349
8.200% due 08/12/2026		155,000	58,376

Qatar Government International Bond
3.875% due 04/23/2023		$700	741
4.000% due 03/14/2029		14,500	16,087
4.817% due 03/14/2049		4,000	4,959
5.103% due 04/23/2048		24,600	31,502

Republic of South Africa Government International Bond
4.850% due 09/30/2029		7,300	7,284
5.750% due 09/30/2049		38,900	38,756

Saudi Government International Bond
3.250% due 10/26/2026		8,900	9,207
4.000% due 04/17/2025		500	537
4.500% due 10/26/2046		46,700	52,190
4.625% due 10/04/2047		14,800	16,846
5.000% due 04/17/2049		15,400	18,572

Uruguay Government International Bond
4.975% due 04/20/2055		15,100	17,724

Total Sovereign Issues (Cost $484,243)			526,268

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		20,200	30,754

Total Convertible Preferred Securities (Cost $24,500)			30,754

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.1%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(g)		130,000	13,926

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~		258,700	7,138

State Street Corp.
5.900% (US0003M + 3.108%) due 03/15/2024 ~(g)		52,750	1,452

			22,516

UTILITIES 0.1%

DTE Energy Co.
5.250% due 12/01/2062		11,150	285

Entergy Arkansas LLC
4.750% due 06/01/2063		38,000	969

Entergy Louisiana LLC
4.700% due 06/01/2063		29,925	765

Entergy Texas, Inc.
5.625% due 06/01/2064		483,816	13,639

			15,658

Total Preferred Securities (Cost $34,447)			38,174

SHORT-TERM INSTRUMENTS 0.9%

REPURCHASE AGREEMENTS (j) 0.9%
			221,380

92	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	SHARES	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
1.966% due 11/07/2019 - 12/05/2019 (d)(e)(o)	6,182	$6,162

Total Short-Term Instruments (Cost $227,540)		227,542

Total Investments in Securities (Cost $27,582,173)		30,665,539

INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	27,985	277

Total Short-Term Instruments (Cost $277)		277

Total Investments in Affiliates (Cost $277)		277

Total Investments 127.3% (Cost $27,582,450)		$30,665,816

Financial Derivative Instruments (l)(n) 0.0% (Cost or Premiums, net $25,938)		10,410

Other Assets and Liabilities, net (27.3)%		(6,579,538)

Net Assets 100.0%		$24,096,688

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$39,910	$40,975	0.17%
Norwegian Air Shuttle	4.100	06/24/2026	06/25/2014	46,724	44,989	0.19
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	24,000	25,805	0.11
Piper Jaffray Cos.	5.200	10/15/2023	09/19/2019	23,000	23,089	0.09

				$133,634	$134,858	0.56%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.950%	09/30/2019	10/01/2019	$77,818	U.S. Treasury Bonds 2.875% due 05/15/2049	$(78,458)	$77,818	$77,822
	2.150	09/30/2019	10/01/2019	25,850	U.S. Treasury Bonds 3.000% due 02/15/2049	(25,982)	25,850	25,852
	2.200	09/30/2019	10/01/2019	40,521	U.S. Treasury Bonds 2.750% due 11/15/2042	(40,697)	40,521	40,523
FICC	1.500	09/30/2019	10/01/2019	77,191	U.S. Treasury Notes 2.250% due 03/31/2021	(78,738)	77,191	77,194

Total Repurchase Agreements						$(223,875)	$221,380	$221,391

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BCY	0.850%	09/23/2019	TBD	(3)	$(3,258)	$(3,259)
	2.100	09/23/2019	TBD	(3)	(14,249)	(14,256)
BOM	2.200	08/09/2019	11/12/2019		(76,972)	(77,222)
	2.260	08/27/2019	10/22/2019		(124,000)	(124,272)
	2.330	07/24/2019	10/22/2019		(216,554)	(217,521)
	2.330	09/13/2019	10/22/2019		(13,152)	(13,168)
BOS	2.000	08/14/2019	10/15/2019		(175,688)	(176,156)
	2.270	09/26/2019	10/15/2019		(126,797)	(126,837)
	2.270	10/01/2019	10/15/2019		(39,861)	(39,861)
BRC	1.250	09/23/2019	TBD	(3)	(9,173)	(9,176)
DEU	2.250	08/28/2019	10/08/2019		(6,836)	(6,850)
FOB	0.750	09/20/2019	TBD	(3)	(2,163)	(2,163)
GRE	2.150	09/05/2019	10/07/2019		(56,099)	(56,186)
	2.320	09/30/2019	10/15/2019		(27,090)	(27,092)
	2.700	09/30/2019	10/01/2019		(115,243)	(115,251)
IND	2.250	08/21/2019	10/07/2019		(31,538)	(31,619)
JPS	2.000	08/14/2019	10/15/2019		(377,325)	(378,331)
	2.040	08/20/2019	10/15/2019		(321,355)	(322,120)
	2.040	09/13/2019	10/15/2019		(2,407)	(2,410)
	2.220	08/19/2019	10/18/2019		(440,656)	(441,824)
	2.250	09/24/2019	10/01/2019		(116,625)	(116,676)
NOM	1.900	09/23/2019	TBD	(3)	(3,962)	(3,964)
	1.950	09/23/2019	TBD	(3)	(31,944)	(31,958)
	1.950	09/30/2019	TBD	(3)	(15,350)	(15,351)
	2.100	09/23/2019	TBD	(3)	(9,951)	(9,956)
	2.100	10/01/2019	TBD	(3)	(4,774)	(4,774)
NXN	2.230	08/15/2019	10/17/2019		(286,811)	(287,646)
	2.290	08/01/2019	10/15/2019		(1,125,666)	(1,130,034)
	2.290	08/12/2019	10/15/2019		(55,519)	(55,695)
	2.290	09/09/2019	10/15/2019		(31,043)	(31,086)
	2.290	09/17/2019	10/15/2019		(522,900)	(523,366)
	2.290	09/25/2019	10/15/2019		(291,606)	(291,718)
	2.290	10/01/2019	10/15/2019		(250,006)	(250,006)
RCY	2.280	08/13/2019	10/11/2019		(135,803)	(136,224)
RDR	1.250	09/20/2019	TBD	(3)	(3,340)	(3,341)
SAL	2.000	09/23/2019	TBD	(3)	(5,627)	(5,629)
SCX	2.290	08/26/2019	10/08/2019		(27,611)	(27,674)
SGY	2.050	09/23/2019	10/15/2019		(118,757)	(118,811)
	2.250	09/26/2019	10/03/2019		(58,312)	(58,331)

Total Reverse Repurchase Agreements						$(5,287,814)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(4)
GSC	2.050%	09/24/2019	10/08/2019	$(31,170)	$(31,182)
	2.250	09/24/2019	10/01/2019	(35,452)	(35,468)
MSC	2.680	09/30/2019	10/01/2019	(29,124)	(29,126)

Total Sale-Buyback Transactions					$(95,776)

94	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(17,515)	$0	$(17,515)	$18,734	$1,219
BOM	0	(432,183)	0	(432,183)	431,525	(658)
BOS	144,197	(342,854)	0	(198,657)	96,012	(102,645)
BRC	0	(9,176)	0	(9,176)	9,828	652
DEU	0	(6,850)	0	(6,850)	6,723	(127)
FICC	77,194	0	0	77,194	(78,738)	(1,544)
FOB	0	(2,163)	0	(2,163)	2,166	3
GRE	0	(198,529)	0	(198,529)	198,537	8
IND	0	(31,619)	0	(31,619)	31,577	(42)
JPS	0	(1,261,361)	0	(1,261,361)	1,254,308	(7,053)
NOM	0	(66,003)	0	(66,003)	62,666	(3,337)
NXN	0	(2,569,551)	0	(2,569,551)	2,075,696	(493,855)
RCY	0	(136,224)	0	(136,224)	135,295	(929)
RDR	0	(3,341)	0	(3,341)	3,440	99
SAL	0	(5,629)	0	(5,629)	5,988	359
SCX	0	(27,674)	0	(27,674)	27,488	(186)
SGY	0	(177,142)	0	(177,142)	175,954	(1,188)

Master Securities Forward Transaction Agreement
GSC	0	0	(66,650)	(66,650)	66,793	143
MSC	0	0	(29,126)	(29,126)	29,191	65

Total Borrowings and Other Financing Transactions	$221,391	$(5,287,814)	$(95,776)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$(115,251)	$0	$0	$(89,097)	$(204,348)
U.S. Treasury Obligations	(116,676)	(4,584,971)	(77,222)	0	(4,778,869)
Sovereign Issues	0	0	0	(9,956)	(9,956)

Total	$(231,927)	$(4,584,971)	$(77,222)	$(99,053)	$(4,993,173)

Sale-Buyback Transactions
U.S. Treasury Obligations	(64,594)	(31,182)	0	0	(95,776)

Total	$(64,594)	$(31,182)	$0	$0	$(95,776)

Total Borrowings	$(296,521)	$(4,616,153)	$(77,222)	$(99,053)	$(5,088,949)

Payable for reverse repurchase agreements and sale-buyback financing transactions(6)					$(5,088,949)

(k)	Securities with an aggregate market value of $4,907,022 and cash of $3,786 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(4,879,831) at a weighted average interest rate of 2.418%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for sale-buyback transactions includes $(12) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(6)	Unsettled reverse repurchase agreements liability of $(294,641) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.250	11/22/2019	878	$1,756	$8	$1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.500	11/22/2019	134	268	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.875	11/22/2019	20	40	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.000	11/22/2019	17	17	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.250	11/22/2019	2,184	2,184	19	2
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	118	118	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	1,108	1,108	10	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	134.000	11/22/2019	49	49	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	150.000	11/22/2019	20	20	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	150.500	11/22/2019	92	92	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.000	11/22/2019	215	215	2	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	151.500	11/22/2019	368	368	3	1
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	153.500	11/22/2019	470	470	4	1
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	122.000	11/22/2019	949	949	8	1
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	125.000	11/22/2019	3	3	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	122.000	11/22/2019	274	274	2	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	137	137	1	0

Total Purchased Options					$61	$7

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	1,713	$	325,340	$(2,336)	$75	$(205)
U.S. Treasury 30-Year Bond December Futures	12/2019	952		154,522	(3,559)	0	(30)

					$(5,895)	$75	$(235)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2019	1,409	$	(140,130)	$(850)	$796	$(57)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	387		(814)	(236)	38	(9)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,145		(1,023)	(27)	75	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	6,032		(230)	341	99	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	387		(287)	274	9	(8)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,145		(1,959)	375	50	(62)
U.S. Treasury 2-Year Note December Futures	12/2019	1,032		(222,396)	515	32	0
U.S. Treasury 5-Year Note December Futures	12/2019	3,479		(414,517)	2,224	163	0
U.S. Treasury 10-Year Note December Futures	12/2019	1,166		(151,944)	1,729	91	0
U.S. Treasury 10-Year Ultra December Futures	12/2019	621		(88,434)	1,072	19	0

					$5,417	$1,372	$(136)

Total Futures Contracts					$(478)	$1,447	$(371)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Cox Communications, Inc.	(1.000)%	Quarterly	12/20/2020	0.091%	$17,200	$(354)	$157	$(197)	$0	$0
Dow Chemical Co.	(1.000)	Quarterly	12/20/2020	0.131	31,600	(783)	438	(345)	0	(1)

						$(1,137)	$595	$(542)	$0	$(1)

96	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Arconic, Inc.	1.000%	Quarterly	03/20/2021	0.191%	$	2,700	$29	$4	$33	$0	$(1)
Arconic, Inc.	1.000	Quarterly	06/20/2021	0.210		2,600	22	14	36	0	(2)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.218		7,600	173	(40)	133	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2022	0.306		3,900	83	4	87	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2023	0.362		7,600	149	29	178	0	(1)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.405		4,000	69	30	99	1	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2024	0.486		17,050	243	161	404	0	0
Canadian Natural Resources Ltd.	1.000	Quarterly	06/20/2022	0.329		7,800	95	48	143	0	(1)
Cardinal Health, Inc.	1.000	Quarterly	06/20/2024	1.326		2,200	(21)	(10)	(31)	0	(3)
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.409		4,200	(2)	70	68	0	0
Ford Motor Co.	5.000	Quarterly	12/20/2021	0.638		500	87	(39)	48	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.438		6,410	984	(161)	823	0	(8)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.689		5,300	1,179	(471)	708	4	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.283		1,700	304	(105)	199	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2020	0.393		2,600	(47)	67	20	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		13,200	(755)	766	11	2	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		12,700	(80)	(7)	(87)	0	(10)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		15,300	(243)	25	(218)	2	0
Goldman Sachs Group, Inc.	1.000	Quarterly	09/20/2020	0.224		7,800	139	(78)	61	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.260		20,000	371	(184)	187	1	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2023	0.630		6,800	1,052	168	1,220	2	0
MetLife, Inc.	1.000	Quarterly	09/20/2021	0.220		11,000	269	(98)	171	0	(3)
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.237		13,750	340	(105)	235	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.315		16,550	400	(91)	309	0	(7)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.369		15,500	356	(43)	313	1	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.199		7,300	167	(65)	102	0	(3)
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.367		14,800	229	71	300	2	0
Telefonica Emisiones S.A.U.	1.000	Quarterly	12/20/2023	0.586	EUR	1,000	(2)	22	20	1	0
Toll Brothers Finance Corp.	1.000	Quarterly	03/20/2021	0.116	$	5,700	121	(46)	75	0	(1)
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.605	EUR	9,600	91	109	200	0	(3)

							$5,802	$45	$5,847	$18	$(44)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$8,148	$(237)	$101	$(136)	$3	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	11,349	(414)	198	(216)	2	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	53,100	(2,407)	772	(1,635)	27	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	405,300	(18,885)	3,046	(15,839)	33	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	192,700	(8,551)	(435)	(8,986)	128	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	16,600	(818)	(51)	(869)	9	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	4,179,700	78,243	11,101	89,344	2,560	0
CDX.IG-32 10-Year Index	1.000	Quarterly	06/20/2029	506,900	(645)	(730)	(1,375)	310	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	1,091,300	22,114	(338)	21,776	874	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	355,100	(1,843)	(475)	(2,318)	312	0

					$66,557	$13,189	$79,746	$4,258	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2020	$	310,500	$1,300	$(7,114)	$(5,814)	$25	$0
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		99,600	(116)	(4,090)	(4,206)	0	(1)
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		99,700	(107)	(4,009)	(4,116)	0	0
Receive	3-Month USD-LIBOR	2.310	Semi-Annual	05/24/2024		98,400	(108)	(4,025)	(4,133)	2	0
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	05/28/2024		98,400	(116)	(3,911)	(4,027)	5	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		87,200	(108)	(3,257)	(3,365)	5	0
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024		86,800	(113)	(3,147)	(3,260)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		86,700	(105)	(3,277)	(3,382)	5	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/31/2024		94,700	(104)	(3,541)	(3,645)	5	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		84,200	(93)	(3,032)	(3,125)	8	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		84,400	(104)	(2,990)	(3,094)	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Receive	3-Month USD-LIBOR	2.290%	Semi-Annual	06/05/2024	$		87,100	$(88)	$(3,485)	$(3,573)	$8	$0
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024			86,800	(88)	(3,393)	(3,481)	9	0
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	06/10/2024			95,000	(123)	(3,455)	(3,578)	13	0
Receive	3-Month USD-LIBOR	2.190	Semi-Annual	06/11/2024			87,100	(109)	(3,045)	(3,154)	13	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	06/12/2024			98,200	(137)	(3,280)	(3,417)	15	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/12/2024			84,700	(108)	(3,044)	(3,152)	13	0
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024			84,500	(127)	(2,570)	(2,697)	17	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024			86,800	(136)	(2,422)	(2,558)	17	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024			88,700	(120)	(2,626)	(2,746)	18	0
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024			86,900	(130)	(2,488)	(2,618)	18	0
Receive	3-Month USD-LIBOR	2.090	Semi-Annual	06/24/2024			85,100	(126)	(2,561)	(2,687)	17	0
Receive	3-Month USD-LIBOR	2.110	Semi-Annual	06/25/2024			86,800	(125)	(2,709)	(2,834)	17	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/26/2024			85,600	(125)	(2,545)	(2,670)	17	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/27/2024			85,600	(135)	(2,124)	(2,259)	17	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024			98,500	(149)	(2,463)	(2,612)	20	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024			86,300	(147)	(1,212)	(1,359)	13	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024			100,600	(186)	(1,690)	(1,876)	15	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/03/2024			98,800	(153)	(1,404)	(1,557)	12	0
Receive	3-Month USD-LIBOR	1.685	Semi-Annual	08/19/2024			92,800	(139)	(579)	(718)	0	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	08/21/2024			97,000	(150)	(480)	(630)	1	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	08/13/2029			32,300	(84)	(786)	(870)	2	0
Receive	3-Month USD-LIBOR	1.960	Semi-Annual	08/14/2029			45,700	(120)	(1,497)	(1,617)	3	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	08/20/2029			50,000	(141)	(1,542)	(1,683)	4	0
Receive	3-Month USD-LIBOR	1.860	Semi-Annual	08/21/2029			55,900	(137)	(1,324)	(1,461)	5	0
Receive	3-Month USD-LIBOR	1.873	Semi-Annual	08/27/2029			49,800	(137)	(1,226)	(1,363)	6	0
Receive(7)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		EUR	164,800	(7,229)	(4,534)	(11,763)	171	0
Receive(7)	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030			220,800	3,091	(2,278)	813	267	0
Receive(7)	6-Month EUR-EURIBOR	1.000	Annual	12/18/2049			16,700	(3,832)	(426)	(4,258)	232	0
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050			16,500	395	(506)	(111)	250	0
Pay(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025		GBP	253,100	323	2,357	2,680	1,158	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030			172,500	1,794	(4,115)	(2,321)	0	(708)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050			37,100	904	(1,553)	(649)	105	0
Pay	6-Month HUF-BBR	1.000	Annual	09/19/2023		HUF	24,794,100	(1,025)	2,343	1,318	0	(123)
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023			26,374,000	241	2,010	2,251	0	(131)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023		JPY	3,020,000	(1,365)	52	(1,313)	19	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024			23,360,600	(8,264)	(4,371)	(12,635)	221	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028			290,200	(3)	(86)	(89)	5	0
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		MXN	2,350,000	0	4,597	4,597	0	(161)
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022			807,700	87	1,546	1,633	0	(56)
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022			1,641,500	232	3,125	3,357	0	(113)
Pay	28-Day MXN-TIIE	7.680	Lunar	12/29/2022			222,400	0	388	388	0	(15)
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023			800,800	0	1,361	1,361	0	(56)
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023			1,505,500	0	3,016	3,016	0	(108)
Pay	28-Day MXN-TIIE	8.038	Lunar	02/29/2024			914,300	0	2,756	2,756	0	(82)
Pay	28-Day MXN-TIIE	7.850	Lunar	04/17/2024			4,055,500	26	10,915	10,941	0	(373)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028			1,895,200	256	(8,645)	(8,389)	179	0
Pay	UKRPI	3.585	Maturity	10/15/2046		GBP	5,350	216	1,135	1,351	88	0

								$(17,147)	$(87,256)	$(104,403)	$3,053	$(1,927)

Total Swap Agreements								$54,075	$(73,427)	$(19,352)	$7,329	$(1,972)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(8)		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7	$1,447	$7,330	$8,784	$0	$(371)	$(1,972)	$(2,343)

(m)

Securities with an aggregate market value of $410,356 and cash of $12,653 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

98	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

(1)	Future styled option.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin asset of $1 for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	2,037		$1,377	$2	$0
	10/2019		$1,097	EUR	1,001	0	(6)
	10/2019		62,496	GBP	50,720	0	(133)
	11/2019	GBP	50,720		$62,580	134	0
	11/2019		$2,349	EUR	2,145	0	(6)

BPS	10/2019	AUD	2,258		$1,534	10	0
	10/2019		$10,052	EUR	9,099	0	(135)
	11/2019	PEN	406,898		$123,209	2,744	0

BRC	10/2019	MXN	18,592		950	10	0
	10/2019		$540	AUD	800	0	0
	01/2020		278	MXN	5,556	0	(1)

CBK	10/2019	AUD	1,717		$1,162	3	0
	10/2019	EUR	3,171		3,482	25	0
	10/2019	GBP	97,765		119,394	54	(867)
	10/2019	MXN	10,081		500	0	(9)
	10/2019	PEN	48,225		14,166	0	(132)
	10/2019		$1,174	AUD	1,717	0	(15)
	10/2019		14,744	EUR	13,352	0	(191)
	10/2019		6,242	GBP	5,027	0	(61)
	10/2019		796	MXN	15,637	0	(6)
	10/2019		14,220	PEN	48,225	77	0
	11/2019	PEN	83,250		$24,461	0	(192)
	11/2019		$1,770	GBP	1,436	0	(2)
	11/2019		1,920	MXN	37,952	0	(8)
	01/2020	PEN	48,225		$14,165	0	(80)

DUB	10/2019		167,900		50,060	256	0
	10/2019		$99,555	PEN	335,800	264	(246)

GLM	10/2019	AUD	2,365		$1,624	27	0
	10/2019		$1,626	AUD	2,365	0	(30)
	10/2019		8,008	EUR	7,243	0	(113)
	10/2019		3,399	MXN	66,423	0	(40)

HUS	10/2019	MXN	54,499		$2,784	29	0
	10/2019		$3,207	GBP	2,605	0	(4)
	10/2019		5,233	MXN	102,132	0	(64)

JPM	10/2019	MXN	54,499		$2,782	24	0
	10/2019	PEN	173,458		52,295	879	0
	10/2019		$167,493	EUR	153,410	0	(284)
	10/2019		48,726	GBP	39,413	32	(297)
	11/2019	EUR	153,410		$167,903	278	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2019		$1,270	EUR	1,145	$0	$(18)
	01/2020	MXN	32,126		$1,599	0	(1)

RYL	11/2019		1,082		53	0	(1)

SCX	10/2019	EUR	174,821		194,009	3,463	0

SSB	10/2019		6,113		6,762	99	0
	10/2019		$408	AUD	600	0	(3)
	11/2019	MXN	25,175		$1,278	9	0

Total Forward Foreign Currency Contracts						$8,419	$(2,945)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.940%	02/18/2020	407,400	$2,988	$11,491
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.510	11/07/2019	125,000	11,250	13
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/09/2019	52,600	2,525	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945	12/11/2019	27,000	1,274	2

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	78,200	3,597	4
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	27,000	1,296	2
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.630	12/16/2019	28,500	1,639	0

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.540	10/21/2019	150,000	10,800	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.900	11/07/2019	76,400	7,258	0

Total Purchased Options							$42,627	$11,515

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	71,800	$(86)	$(5)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	74,600	(102)	(17)

BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	78,700	(35)	(18)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	25,800	(33)	(5)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	146,600	(117)	(29)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	217,600	(134)	(78)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	131,700	(154)	(85)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	20,300	(12)	(13)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	20,300	(28)	(24)

BRC	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	153,300	(76)	(31)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	512,000	(728)	(104)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	33,200	(17)	(12)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	33,200	(36)	(27)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	145,900	(201)	(24)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	68,000	(85)	(13)
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	126,200	(145)	(126)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	117,600	(59)	(49)

CKL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	11/20/2019	230,100	(178)	(97)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	230,100	(230)	(75)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	33,000	(22)	(12)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	33,000	(32)	(21)

DBL	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	63,600	(49)	(23)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	63,600	(55)	(52)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	42,900	(23)	(28)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	42,900	(63)	(52)

DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	84,800	(45)	(10)

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	45,600	(46)	(5)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	184,200	(96)	(43)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	15,000	(23)	(6)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	79,200	(83)	(13)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	99,200	(124)	(23)
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	100,000	(90)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	140,700	(142)	(6)

100	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

JLN	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425%	11/20/2019	123,100	$(94)	$(52)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	11/20/2019	123,100	(130)	(40)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.800	11/20/2019	128,200	(190)	(33)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	289,500	(433)	(59)

MEI	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	12/18/2019	35,000	(19)	(16)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	12/18/2019	35,000	(33)	(28)

MYC	Call - OTC CDX.IG-3 5-Year Index	Buy	0.525	12/18/2019	98,800	(40)	(39)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	180,100	(96)	(21)
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	87,700	(45)	(20)

						$(4,429)	$(1,435)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	20,400	$(169)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	19,100	(246)	0

						$(415)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250%	11/07/2019	625,000	$(11,269)	$(6)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	231,200	(2,525)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/11/2019	119,000	(1,277)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.086	02/18/2020	38,800	(2,988)	(12,818)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	343,800	(3,610)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	118,700	(1,295)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.750	12/16/2019	125,600	(1,641)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	52,600	(1,255)	(2,449)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.250	10/21/2019	750,000	(10,830)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	11/07/2019	382,000	(7,258)	0

							$(43,948)	$(15,274)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	$	98.469	11/06/2019	46,200	$(154)	$(133)
	Call - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049		100.469	11/06/2019	46,200	(126)	(118)

						$(280)	$(251)

Total Written Options						$(49,072)	$(16,960)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	03/20/2020	0.234%	$29,604	$(95)	$211	$116	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.229	30,950	15	167	182	0
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.074	50,000	216	(97)	119	0

BPS	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710	1,950	(23)	47	24	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	25,050	(478)	564	86	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	11,900	(192)	166	0	(26)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922	8,600	(353)	148	0	(205)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	7,100	(432)	78	0	(354)

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.124	10,900	(63)	0	0	(63)
	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	4,625	(429)	443	14	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.436	7,700	(147)	(14)	0	(161)
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.543	8,800	(319)	91	0	(228)
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.234	14,700	(24)	82	58	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Italy Government International Bond	1.000%	Quarterly	06/20/2020	0.229%	$3,600	$5	$16	$21	$0
	Mexico Government International Bond	1.000	Quarterly	09/20/2022	0.692	9,900	(463)	554	91	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.228	700	(7)	(1)	0	(8)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2020	0.256	7,000	(861)	901	40	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	7,700	(410)	26	0	(384)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.732	11,600	169	(11)	158	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.716	5,100	75	(1)	74	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.849	1,400	13	(2)	11	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.306	9,100	(248)	153	0	(95)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836	400	(4)	7	3	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937	1,100	4	0	4	0
	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.234	114,500	163	287	450	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.722	800	(5)	12	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	25,600	(414)	358	0	(56)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922	2,900	(116)	47	0	(69)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	1,800	(109)	19	0	(90)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	1,000	(83)	83	0	0

DUB	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	6,300	(130)	152	22	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	5,300	(311)	46	0	(265)

GST	Italy Government International Bond	1.000	Quarterly	03/20/2020	0.234	55,000	79	137	216	0
	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.229	23,550	0	139	139	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836	7,950	(63)	112	49	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	44,050	(835)	986	151	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	16,900	(141)	11	0	(130)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	700	(78)	80	2	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	1.464	5,400	(519)	478	0	(41)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2022	1.922	11,900	(486)	202	0	(284)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	3,700	(214)	29	0	(185)

HUS	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.229	4,000	(4)	28	24	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2020	0.375	10,750	(225)	294	69	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	54,550	(863)	1,050	187	0
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	2.437	7,500	(486)	112	0	(374)
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.074	43,800	168	(64)	104	0

JPM	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.229	50,000	74	221	295	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923	36,950	(732)	859	127	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055	5,300	(86)	75	0	(11)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.599	19,000	260	91	351	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.663	9,400	130	31	161	0

MYC	Italy Government International Bond	1.000	Quarterly	06/20/2020	0.229	40,600	75	164	239	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162	116,100	(723)	(169)	0	(892)
	Spain Government International Bond	1.000	Quarterly	12/20/2019	0.074	58,000	251	(113)	138	0

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.002	3,100	(256)	257	1	0

							$(9,730)	$9,542	$3,733	$(3,921)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
FBF	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$122,400	$(6,174)	$7,751	$1,577	$0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(53)	70	17	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	35,800	(1,903)	2,364	461	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,100	(451)	606	155	0

MEI	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	380	(4)	7	3	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	28,400	(1,590)	1,956	366	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,700	(228)	298	70	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,400	(197)	241	44	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	15,400	(586)	784	198	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	4,900	(139)	184	45	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	7,500	(9)	(15)	0	(24)

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,200	(92)	121	29	0

						$(11,426)	$14,367	$2,965	$(24)

102	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020	$100,000	$(597)	$1,784	$1,187	$0

Total Swap Agreements								$(21,753)	$25,693	$7,885	$(3,945)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$136	$11,508	$417	$12,061	$(145)	$(12,846)	$0	$(12,991)	$(930)	$824	$(106)
BPS	2,754	0	110	2,864	(135)	(252)	(585)	(972)	1,892	(2,330)	(438)
BRC	10	0	467	477	(1)	(174)	(844)	(1,019)	(542)	273	(269)
CBK	159	0	464	623	(1,563)	(212)	(310)	(2,085)	(1,462)	1,577	115
CKL	0	0	0	0	0	(205)	0	(205)	(205)	0	(205)
DBL	0	0	0	0	0	(155)	0	(155)	(155)	0	(155)
DUB	520	0	22	542	(246)	(10)	(265)	(521)	21	(460)	(439)
FBF	0	0	1,577	1,577	0	(54)	0	(54)	1,523	(1,440)	83
GLM	27	6	0	33	(183)	(2,449)	0	(2,632)	(2,599)	2,849	250
GST	0	0	1,190	1,190	0	(43)	(640)	(683)	507	(770)	(263)
HUS	29	0	384	413	(68)	0	(374)	(442)	(29)	0	(29)
JLN	0	0	0	0	0	(184)	0	(184)	(184)	0	(184)
JPM	1,213	0	2,121	3,334	(600)	(251)	(11)	(862)	2,472	(2,269)	203
MEI	0	0	369	369	0	(44)	0	(44)	325	(280)	45
MYC	0	1	689	690	0	(81)	(892)	(973)	(283)	(2,331)	(2,614)
NGF	0	0	1	1	0	0	0	0	1	0	1
RYL	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SAL	0	0	45	45	0	0	(24)	(24)	21	0	21
SCX	3,463	0	0	3,463	0	0	0	0	3,463	(2,700)	763
SSB	108	0	0	108	(3)	0	0	(3)	105	0	105
UAG	0	0	29	29	0	0	0	0	29	(30)	(1)

Total Over the Counter	$8,419	$11,515	$7,885	$27,819	$(2,945)	$(16,960)	$(3,945)	$(23,850)

(o)

Securities with an aggregate market value of $5,803 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	1,447	1,447
Swap Agreements	0	4,277	0	0	3,053	7,330

	$0	$4,277	$0	$0	$4,507	$8,784

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,419	$0	$8,419
Purchased Options	0	0	0	0	11,515	11,515
Swap Agreements	0	6,698	0	0	1,187	7,885

	$0	$6,698	$0	$8,419	$12,702	$27,819

	$0	$10,975	$0	$8,419	$17,209	$36,603

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$371	$371
Swap Agreements	0	45	0	0	1,927	1,972

	$0	$45	$0	$0	$2,298	$2,343

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,945	$0	$2,945
Written Options	0	1,435	0	0	15,525	16,960
Swap Agreements	0	3,945	0	0	0	3,945

	$0	$5,380	$0	$2,945	$15,525	$23,850

	$0	$5,425	$0	$2,945	$17,823	$26,193

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(57)	$(57)
Written Options	0	0	0	0	207	207
Futures	0	0	0	0	131	131
Swap Agreements	0	135,350	0	0	(129,282)	6,068

	$0	$135,350	$0	$0	$(129,001)	$6,349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,774	$0	$18,774
Purchased Options	0	0	0	0	(16,234)	(16,234)
Written Options	0	2,308	0	0	30,185	32,493
Swap Agreements	0	19,396	0	0	3,730	23,126

	$0	$21,704	$0	$18,774	$17,681	$58,159

	$0	$157,054	$0	$18,774	$(111,320)	$64,508

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(33)	$(33)
Futures	0	0	0	0	(4,055)	(4,055)
Swap Agreements	0	(43,142)	0	0	(38,296)	(81,438)

	$0	$(43,142)	$0	$0	$(42,384)	$(85,526)

104	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$631	$0	$631
Purchased Options	0	0	0	0	6,457	6,457
Written Options	0	2,486	0	0	(7,054)	(4,568)
Swap Agreements	0	(9,616)	0	0	1,784	(7,832)

	$0	$(7,130)	$0	$631	$1,187	$(5,312)

	$0	$(50,272)	$0	$631	$(41,197)	$(90,838)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$129,452	$261,333	$390,785
Corporate Bonds & Notes
Banking & Finance	5,185	6,707,642	48,894	6,761,721
Industrials	0	10,131,465	0	10,131,465
Utilities	0	3,746,340	0	3,746,340
Municipal Bonds & Notes
California	0	379,975	0	379,975
Georgia	0	65,752	0	65,752
Illinois	0	37,540	0	37,540
Indiana	0	2,686	0	2,686
Massachusetts	0	4,363	0	4,363
New Jersey	0	24,066	0	24,066
New Mexico	0	7,310	0	7,310
New York	0	176,744	0	176,744
Ohio	0	104,799	0	104,799
Pennsylvania	0	16,478	0	16,478
Texas	0	39,771	0	39,771
U.S. Government Agencies	0	2,400,649	0	2,400,649
U.S. Treasury Obligations	0	5,339,138	0	5,339,138
Non-Agency Mortgage-Backed Securities	0	56,257	0	56,257
Asset-Backed Securities	0	156,962	0	156,962
Sovereign Issues	0	526,268	0	526,268
Convertible Preferred Securities
Banking & Finance	30,754	0	0	30,754
Preferred Securities
Banking & Finance	8,590	13,926	0	22,516
Utilities	15,658	0	0	15,658

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short-Term Instruments
Repurchase Agreements	$0	$221,380	$0	$221,380
U.S. Treasury Bills	0	6,162	0	6,162

	$60,187	$30,295,125	$310,227	$30,665,539

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$277	$0	$0	$277

Total Investments	$60,464	$30,295,125	$310,227	$30,665,816

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,447	7,336	0	8,783
Over the counter	0	27,819	0	27,819

	$1,447	$35,155	$0	$36,602

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(371)	(1,972)	0	(2,343)
Over the counter	0	(23,850)	0	(23,850)

	$(371)	$(25,822)	$0	$(26,193)

Total Financial Derivative Instruments	$1,076	$9,333	$0	$10,409

Totals	$61,540	$30,304,458	$310,227	$30,676,225

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$198,903	$68,977	$(3,532)	$183	$0	$385	$0	$(3,583)	$261,333	$302
Corporate Bonds & Notes
Banking & Finance	23,478	23,000	0	0	0	2,416	0	0	48,894	2,416
Non-Agency Mortgage-Backed Securities	10,236	0	0	(5)	0	692	0	(10,923)	0	0
Asset-Backed Securities	250	0	0	(1)	0	7	0	(256)	0	0

Totals	$232,867	$91,977	$(3,532)	$177	$0	$3,500	$0	$(14,762)	$310,227	$2,718

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO Long Duration Credit Bond Portfolio (Cont.)

September 30, 2019 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$213,131	Proxy Pricing	Base Price	96.1250-102.750
	48,202	Third Party Vendor	Broker Quote	99.750-100.125
Corporate Bonds & Notes
Banking & Finance	23,089	Proxy Pricing	Base Price	100.000
	25,805	Reference Instrument	Option Adjusted Spread	603.426 bps

Total	$310,227

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

106	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.5%

CORPORATE BONDS & NOTES 24.6%

BANKING & FINANCE 18.3%

ABN AMRO Bank NV
2.450% due 06/04/2020	$1,040	$1,042

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~	1,700	1,700

American Express Credit Corp.
2.862% (US0003M + 0.730%) due 05/26/2020 ~	720	723

American International Group, Inc.
4.875% due 06/01/2022	138	148

American Tower Corp.
3.000% due 06/15/2023	1,700	1,740

Aviation Capital Group LLC
2.936% (US0003M + 0.670%) due 07/30/2021 ~	2,000	1,997

Bank of America Corp.
2.151% due 11/09/2020	1,000	1,000
2.917% (US0003M + 0.790%) due 03/05/2024 ~	700	702
3.219% (US0003M + 0.960%) due 07/23/2024 ~	1,200	1,208
3.283% (US0003M + 1.000%) due 04/24/2023 ~	1,000	1,008
3.499% due 05/17/2022 •	2,200	2,244
3.550% due 03/05/2024 •	1,700	1,769

Bank of New York Mellon Corp.
2.050% due 05/03/2021	600	601
2.450% due 11/27/2020	140	141
2.500% due 04/15/2021	200	202
2.600% due 08/17/2020	410	412

Banque Federative du Credit Mutuel S.A.
3.238% (US0003M + 0.960%) due 07/20/2023 ~	2,600	2,625

Barclays PLC
3.200% due 08/10/2021	900	909
3.250% due 01/12/2021	3,100	3,125
3.548% (US0003M + 1.380%) due 05/16/2024 ~	400	398
3.963% (US0003M + 1.625%) due 01/10/2023 ~	500	502

BNP Paribas S.A.
4.705% due 01/10/2025 •	3,000	3,245

BOC Aviation Ltd.
3.238% (US0003M + 1.125%) due 09/26/2023 ~	2,800	2,815

BPCE S.A.
2.250% due 01/27/2020	1,500	1,499
3.000% due 05/22/2022	2,000	2,031

Capital One Financial Corp.
2.500% due 05/12/2020	2,000	2,004

CC Holdings GS LLC
3.849% due 04/15/2023	970	1,019

Citigroup, Inc.
2.450% due 01/10/2020	700	701
2.700% due 03/30/2021	2,000	2,020
3.161% (US0003M + 1.023%) due 06/01/2024 ~	600	604
3.236% (US0003M + 0.960%) due 04/25/2022 ~	2,000	2,022
3.750% due 06/16/2024	450	477

Commonwealth Bank of Australia
1.750% due 11/07/2019	700	700

Cooperatieve Rabobank UA
2.973% (US0003M + 0.860%) due 09/26/2023 ~	5,500	5,506

Credit Agricole S.A.
2.750% due 06/10/2020	800	803

Credit Suisse AG
3.000% due 10/29/2021	610	621

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Group AG
3.372% (US0003M + 1.240%) due 06/12/2024 ~	$300	$302
3.574% due 01/09/2023	1,500	1,535

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	655	657
3.125% due 12/10/2020	1,400	1,413
3.450% due 04/16/2021	400	407
3.800% due 06/09/2023	900	940

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~	500	482
4.250% due 10/14/2021	800	812

Discover Bank
4.200% due 08/08/2023	2,000	2,127

GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,515	3,507

General Motors Financial Co., Inc.
2.350% due 10/04/2019	2,300	2,300
3.550% due 04/09/2021	500	507

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	5,300	5,363
3.328% (US0003M + 1.170%) due 11/15/2021 ~	2,000	2,016
3.691% due 06/05/2028 •	1,000	1,051
4.000% due 03/03/2024	1,200	1,281

Guardian Life Global Funding
2.000% due 04/26/2021	700	700

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	250	250
2.400% due 06/15/2020	1,100	1,099

HSBC Bank PLC
4.125% due 08/12/2020	4,900	4,989

HSBC Holdings PLC
3.033% due 11/22/2023 •	1,000	1,015
3.600% due 05/25/2023	600	624
3.950% due 05/18/2024 •	1,050	1,099

ING Groep NV
3.150% due 03/29/2022	2,550	2,608
4.100% due 10/02/2023	250	266

Jackson National Life Global Funding
2.250% due 04/29/2021	200	200
2.618% (US0003M + 0.480%) due 06/11/2021 ~	300	301
3.300% due 06/11/2021	2,100	2,141

JPMorgan Chase & Co.
2.295% due 08/15/2021	2,400	2,407
2.400% due 06/07/2021	200	201
3.149% (US0003M + 0.890%) due 07/23/2024 ~	2,400	2,410
3.797% due 07/23/2024 •	5,000	5,280

Lloyds Bank PLC
2.700% due 08/17/2020	1,200	1,209
5.800% due 01/13/2020	3,500	3,535

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~	1,200	1,203

Metropolitan Life Global Funding
2.390% due 09/07/2020 •	500	501

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023	2,000	2,071

Mizuho Bank Ltd.
2.400% due 03/26/2020	2,700	2,704

Morgan Stanley
3.458% (US0003M + 1.180%) due 01/20/2022 ~	1,300	1,313
3.737% due 04/24/2024 •	2,600	2,717
5.500% due 07/28/2021	1,900	2,016

MUFG Bank Ltd.
2.300% due 03/05/2020	1,300	1,301

National Australia Bank Ltd.
2.250% due 01/10/2020	3,000	3,002

Nationwide Building Society
4.363% due 08/01/2024 •	1,600	1,681

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Life Global Funding
2.000% due 04/13/2021	$1,000	$1,001

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	400	399
2.250% due 01/13/2020	1,000	1,000
2.789% (US0003M + 0.630%) due 09/21/2021 ~	2,400	2,401
3.150% due 03/15/2021	1,100	1,111
3.193% (US0003M + 0.890%) due 01/13/2022 ~	2,000	2,009
3.650% due 09/21/2021	700	716

Nordea Bank Abp
4.875% due 01/27/2020	800	807

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~	2,500	2,504

PNC Bank N.A.
2.450% due 11/05/2020	1,280	1,286

Pricoa Global Funding
2.550% due 11/24/2020	1,165	1,172

Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,500

Protective Life Global Funding
2.615% due 08/22/2022	2,000	2,023

Qatari Diar Finance Co.
5.000% due 07/21/2020	2,300	2,348

QNB Finance Ltd.
2.875% due 04/29/2020	1,400	1,403

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •	1,000	1,014

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,700	1,741

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,600	1,607
3.125% due 01/08/2021	1,000	1,008

Societe Generale S.A.
3.633% due 04/08/2021 •	400	406

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~	1,000	1,002

State Street Corp.
3.024% (US0003M + 0.900%) due 08/18/2020 ~	520	524

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020	1,600	1,601

Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	900	905
2.696% due 07/16/2024	1,300	1,316

Svenska Handelsbanken AB
2.400% due 10/01/2020	2,300	2,310

Synchrony Financial
3.517% (US0003M + 1.230%) due 02/03/2020 ~	900	902

Toyota Motor Credit Corp.
2.524% due 05/17/2022 •	800	801
2.740% (US0003M + 0.440%) due 10/18/2019 ~	700	700
2.950% due 04/13/2021	2,100	2,134

U.S. Bank N.A.
2.587% (US0003M + 0.320%) due 04/26/2021 ~	2,650	2,655

UBS AG
2.450% due 12/01/2020	2,250	2,259

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	1,500	1,517
2.950% due 09/24/2020	1,610	1,624

Waha Aerospace BV
3.925% due 07/28/2020	92	93

WEA Finance LLC
3.250% due 10/05/2020	400	404

Wells Fargo & Co.
3.111% (US0003M + 0.930%) due 02/11/2022 ~	600	604
3.300% due 09/09/2024	2,000	2,092

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.393% (US0003M + 1.110%) due 01/24/2023 ~	$5,300	$5,361
3.473% (US0003M + 1.340%) due 03/04/2021 ~	1,190	1,207

		183,273

INDUSTRIALS 5.0%

America West Airlines Pass-Through Trust
8.057% due 01/02/2022	80	83

American Airlines Pass-Through Trust
3.375% due 11/01/2028	1,525	1,580

Apple, Inc.
1.700% due 09/11/2022	2,000	1,998

Arrow Electronics, Inc.
4.500% due 03/01/2023	1,800	1,895

Automatic Data Processing, Inc.
2.250% due 09/15/2020	1,900	1,906

BAT International Finance PLC
2.750% due 06/15/2020	900	903

BMW U.S. Capital LLC
2.000% due 04/11/2021	1,000	999
2.545% (US0003M + 0.370%) due 08/14/2020 ~	1,600	1,603

Continental Airlines Pass-Through Trust
4.150% due 10/11/2025	1,031	1,088

CVS Health Corp.
4.750% due 12/01/2022	2,381	2,541

Daimler Finance North America LLC
2.300% due 01/06/2020	1,500	1,500
2.611% (US0003M + 0.430%) due 02/12/2021 ~	1,900	1,898

Dell International LLC
5.450% due 06/15/2023	200	218

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	350	352

EMD Finance LLC
2.400% due 03/19/2020	200	200

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~	1,200	1,202

Enterprise Products Operating LLC
2.550% due 10/15/2019	110	110

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~	1,500	1,500

General Electric Co.
3.119% (US0003M + 1.000%) due 03/15/2023 ~	500	493

Georgia-Pacific LLC
5.400% due 11/01/2020	700	724

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	2,000	2,016

Hyundai Capital America
2.945% due 09/18/2020 •	2,900	2,905

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,400	1,405

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	2,300	2,339

Martin Marietta Materials, Inc.
2.656% (US0003M + 0.500%) due 12/20/2019 ~	2,000	2,000

Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	219	220

Ooredoo International Finance Ltd.
4.750% due 02/16/2021	1,300	1,341

Reynolds American, Inc.
3.250% due 06/12/2020	1,200	1,208

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	500	502

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,550	1,560

Telefonica Emisiones S.A.
5.134% due 04/27/2020	700	711

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tyson Foods, Inc.
2.602% (US0003M + 0.450%) due 08/21/2020 ~	$600	$600

United Airlines Pass-Through Trust
4.550% due 08/25/2031	1,700	1,888

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	2,100	2,100

VMware, Inc.
2.300% due 08/21/2020	1,500	1,501

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	1,200	1,200
3.875% due 11/13/2020	1,700	1,728

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~	2,300	2,300

		50,317

UTILITIES 1.3%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	2,500	2,513
3.200% due 03/01/2022	1,000	1,025

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	1,200	1,205

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	2,800	2,811

Progress Energy, Inc.
4.400% due 01/15/2021	92	94

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	3,200	3,198
4.375% due 04/10/2024	500	540

Verizon Communications, Inc.
3.125% due 03/16/2022	1,000	1,029

		12,415

Total Corporate Bonds & Notes (Cost $242,942)		246,005

MUNICIPAL BONDS & NOTES 1.1%

ARIZONA 0.1%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	900	934

CALIFORNIA 0.1%

California Department of Water Resources State Revenue Notes, Series 2012
1.871% due 12/01/2019	10	10

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	290	297

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047	900	900

University of California Revenue Notes, Series 2013
2.300% due 05/15/2021	250	252

		1,459

COLORADO 0.1%

University of Colorado Revenue Notes, Series 2015
2.001% due 06/01/2020	485	486

DISTRICT OF COLUMBIA 0.0%

District of Columbia Revenue Bonds, (BABs), Series 2009
4.793% due 12/01/2021	250	265

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.700% due 01/01/2022	$340	$345

IDAHO 0.1%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	1,200	1,214

MASSACHUSETTS 0.0%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.423% due 05/01/2029	40	40

NEW YORK 0.4%

New York State Dormitory Authority Revenue Notes, Series 2019
2.756% due 07/01/2021	1,580	1,604

New York State Urban Development Corp. Revenue Notes, Series 2017
2.100% due 03/15/2022	1,685	1,689

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	520	522

		3,815

SOUTH DAKOTA 0.2%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	2,205	2,251

WASHINGTON 0.1%

Energy Northwest, Washington Revenue Notes, Series 2012
2.653% due 07/01/2020	770	774

Total Municipal Bonds & Notes (Cost $11,482)		11,583

U.S. GOVERNMENT AGENCIES 27.9%

Fannie Mae
2.000% due 01/05/2022	6,200	6,249
2.258% due 06/25/2037 •	99	98
2.468% due 06/25/2049 - 07/25/2049	7,423	7,414
2.528% due 03/25/2041 •	1,547	1,541
2.670% due 12/25/2046 •	1,573	1,573
2.680% due 10/25/2046 •	1,704	1,705
3.009% due 01/25/2047	1,740	1,742
3.980% due 07/01/2021	710	733
4.132% due 07/01/2034 •	122	126
4.635% due 10/01/2037 •	142	150

Fannie Mae UMBS
3.500% due 09/01/2048 - 04/01/2049	12,046	12,398
4.000% due 09/01/2048 - 03/01/2049	42,887	44,507
4.500% due 08/01/2048 - 01/01/2049	6,608	6,957
5.500% due 04/01/2034 - 04/01/2039	246	275

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	3,000	2,984
3.000% due 10/01/2034 - 12/01/2049	19,600	19,940
3.500% due 10/01/2034	10,300	10,654

Freddie Mac
2.580% due 10/15/2037 •	1,715	1,705
2.730% due 07/15/2041 •	1,978	1,977
3.000% due 08/15/2046	1,693	1,742
3.500% due 07/01/2048 - 01/01/2049	8,293	8,529
4.000% due 09/01/2048 - 10/01/2048	25,396	26,424
4.500% due 02/01/2049	19,068	20,079
4.767% due 06/01/2037 •	167	177

108	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac UMBS
3.500% due 05/01/2049 - 07/01/2049	$50,211	$51,568

Ginnie Mae
2.494% due 02/20/2049	15,465	15,474
2.500% due 11/20/2045 •	657	656
2.579% due 08/20/2065	2,847	2,839
2.689% due 02/20/2067 •	2,418	2,418
2.769% due 07/20/2063 •	952	954
2.799% due 06/20/2065 •	1,572	1,569
2.809% due 06/20/2065 •	1,005	1,004
2.829% due 03/20/2065 •	1,909	1,908
2.850% due 09/20/2065 •	1,693	1,693
2.879% due 12/20/2064 - 11/20/2065 •	3,932	3,942
2.999% due 02/20/2066 •	570	571
3.029% due 10/20/2065	2,254	2,258
3.109% due 04/20/2066 •	3,550	3,584
3.129% due 04/20/2066 •	4,782	4,836
3.229% due 01/20/2067 •	2,088	2,121

Tennessee Valley Authority STRIPS
2.250% due 03/15/2020	2,300	2,304

Total U.S. Government Agencies (Cost $277,283)		279,378

U.S. TREASURY OBLIGATIONS 31.9%

U.S. Treasury Notes
2.875% due 05/15/2049	10,600	12,375
1.250% due 08/31/2024	15,700	15,484
1.500% due 08/31/2021	13,000	12,963
1.750% due 07/31/2021	160,000	160,237
2.125% due 05/31/2021	16,000	16,110
2.125% due 12/31/2021	7,400	7,482
2.250% due 03/31/2021 (d)	4,900	4,937
2.250% due 04/30/2021	20,000	20,163
2.375% due 04/15/2021	14,300	14,438
2.500% due 12/31/2020	40,700	41,056
2.875% due 10/31/2020	14,000	14,159

Total U.S. Treasury Obligations (Cost $318,502)		319,404

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

AREIT Trust
3.048% due 09/14/2036 •	3,000	3,009

Bancorp Commercial Mortgage Trust
2.928% due 09/15/2035 •	2,759	2,762
3.028% due 03/15/2036 •	1,967	1,969

BANK
2.808% due 10/15/2052 (a)	2,500	2,575
3.279% due 11/15/2054	1,700	1,814
3.623% due 04/15/2052	3,000	3,254

Barclays Commercial Mortgage Securities Trust
3.488% due 02/15/2050	1,500	1,590

Benchmark Mortgage Trust
3.615% due 03/15/2062	4,100	4,433

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •	2,000	1,994

Citigroup Commercial Mortgage Trust
3.268% due 09/15/2050	1,400	1,476
3.297% due 10/12/2050	4,258	4,515

Commercial Mortgage Trust
3.244% due 10/10/2029	2,000	2,086
3.550% due 02/10/2049	1,200	1,256
4.181% due 05/10/2051	1,026	1,131

CSAIL Commercial Mortgage Trust
3.314% due 11/15/2049	4,316	4,485

Exantas Capital Corp. Ltd.
3.025% due 04/15/2036 •	3,299	3,306

Great Wolf Trust
2.878% due 09/15/2034 •	1,500	1,501

GS Mortgage Securities Trust
3.801% due 01/10/2047	1,095	1,159

JPMDB Commercial Mortgage Securities Trust
3.242% due 10/15/2050	1,100	1,153

JPMorgan Chase Commercial Mortgage Securities Trust
2.878% due 10/15/2032 •	898	897

Morgan Stanley Capital Trust
2.606% due 08/15/2049	600	609

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.860% due 11/15/2049	$3,000	$3,093

Motel 6 Trust
2.948% due 08/15/2034 •	925	926

UBS Commercial Mortgage Trust
3.460% due 04/15/2052	3,200	3,428
3.903% due 02/15/2051	1,500	1,626
4.119% due 06/15/2051	2,000	2,201

VMC Finance LLC
2.945% due 10/15/2035 •	1,429	1,430

Wells Fargo Commercial Mortgage Trust
2.514% due 08/15/2049	1,300	1,318
2.911% due 06/15/2049	1,000	1,029
3.390% due 11/15/2050	1,200	1,270
4.147% due 06/15/2051	600	661

Total Non-Agency Mortgage-Backed Securities (Cost $62,196)		63,956

ASSET-BACKED SECURITIES 7.7%

Arbor Realty Collateralized Loan Obligation Ltd.
3.018% due 12/15/2027 •	2,000	1,999

Avery Point CLO Ltd.
3.376% due 04/25/2026 •	543	543

B&M CLO Ltd.
3.052% due 04/16/2026 •	1,181	1,181

CNH Equipment Trust
2.960% due 05/16/2022	3,500	3,517

Columbia Cent CLO Ltd.
3.426% due 10/25/2028 •	2,000	2,002

Denali Capital CLO LLC
3.317% due 10/26/2027 •	1,000	999

DLL LLC
2.270% due 05/20/2022	4,000	4,005

ECMC Group Student Loan Trust
2.768% due 02/27/2068	1,847	1,836
2.818% due 09/25/2068 •	3,214	3,196
3.018% due 07/25/2069 •	4,439	4,435
3.068% due 05/25/2067 •	1,046	1,055

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •	3,000	2,974

Figueroa CLO Ltd.
3.006% due 06/20/2027 •	1,860	1,860

Gallatin CLO Ltd.
3.353% (US0003M + 1.050%) due 07/15/2027 ~	900	900

Greystone Commercial Real Estate Notes
3.442% due 09/15/2037 •	2,000	2,007

Jamestown CLO Ltd.
3.173% due 01/15/2028 •	2,000	2,001

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •	1,400	1,389

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	3,241	3,250

Monroe Capital BSL CLO Ltd.
3.270% due 05/22/2027 •	933	933

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	327	327

Navient Student Loan Trust
2.268% due 06/27/2067 •	1,423	1,421
2.398% due 03/25/2067 •	2,790	2,786

Nelnet Student Loan Trust
2.618% due 03/25/2030 •	753	753

OHA Credit Partners Ltd.
3.288% due 10/20/2025	282	282

Oscar U.S. Funding LLC
2.490% due 08/10/2022	3,500	3,509

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •	1,738	1,738

Seneca Park CLO Ltd.
3.423% due 07/17/2026 •	528	530

Shackleton CLO Ltd.
3.408% due 10/20/2028 •	2,500	2,500

SLC Student Loan Trust
2.218% due 05/15/2029 •	1,053	1,033
2.219% due 09/15/2026 •	96	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.229% due 03/15/2027 •	$245	$244
2.318% due 05/15/2023 •	515	515
3.007% due 11/25/2042 •	389	392

SLM Student Loan Trust
2.366% due 01/26/2026 •	1,991	1,987
2.376% due 04/25/2027 •	159	159
2.386% due 01/27/2025 •	173	173
2.386% due 10/27/2025 •	55	55
2.396% due 01/25/2027 •	362	362
2.416% due 10/25/2028 •	2,262	2,246
2.589% due 12/15/2027 •	1,082	1,083
2.826% due 04/27/2026 •	511	511

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •	560	560

Symphony CLO Ltd.
3.333% due 10/15/2025 •	644	644

Telos CLO Ltd.
3.573% due 01/17/2027 •	800	800

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •	4,138	4,134

TICP CLO Ltd.
3.601% due 04/20/2028	1,000	995

Tralee CLO Ltd.
3.388% due 10/20/2028 •	850	848

Venture CLO Ltd.
3.428% due 10/22/2031 •	5,500	5,501

Voya CLO Ltd.
2.996% due 07/25/2026 •	938	937

Total Asset-Backed Securities (Cost $77,198)		77,203

SOVEREIGN ISSUES 1.4%

Japan Bank for International Cooperation
2.125% due 06/01/2020	1,100	1,100
2.125% due 07/21/2020	1,600	1,601

Korea Expressway Corp.
3.625% due 10/22/2021	1,500	1,543

Province of Ontario
3.050% due 01/29/2024	3,000	3,160

Province of Quebec
2.375% due 01/31/2022	1,300	1,318
2.625% due 02/13/2023	4,500	4,634

Qatar Government International Bond
5.250% due 01/20/2020	640	646

Total Sovereign Issues (Cost $13,584)		14,002

SHORT-TERM INSTRUMENTS 3.5%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	2,700	2,707

REPURCHASE AGREEMENTS (b) 3.2%
		32,032

Total Short-Term Instruments (Cost $34,732)		34,739

Total Investments in Securities (Cost $1,037,919)		1,046,270

Total Investments 104.5% (Cost $1,037,919)		$1,046,270

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $152)		15

Other Assets and Liabilities, net (4.5)%		(45,356)

Net Assets 100.0%		$1,000,929

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$17,232	U.S. Treasury Notes 2.250% due 03/31/2021	$(17,580)	$17,232	$17,233
JPS	2.500	09/30/2019	10/01/2019	14,800	U.S. Treasury Notes 2.625% due 08/15/2020	(15,100)	14,800	14,801

Total Repurchase Agreements						$(32,680)	$32,032	$32,034

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$17,233	$0	$0	$17,233	$(17,580)	$(347)
JPS	14,801	0	0	14,801	(15,100)	(299)

Total Borrowings and Other Financing Transactions	$32,034	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	663	$ 142,877	$(370)	$0	$(21)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	450	$ (58,641)	$671	$35	$0

Total Futures Contracts				$301	$35	$(21)

110	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	06/20/2021	0.185%	$	1,300	$30	$(12)	$18	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.218		1,150	27	(7)	20	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.270		450	11	(2)	9	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.175		900	19	(2)	17	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.237		800	20	(6)	14	0	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.315		300	8	(3)	5	0	0
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.369		300	7	(1)	6	0	0
Prudential Financial, Inc.	1.000	Quarterly	06/20/2021	0.199		1,400	33	(13)	20	0	(1)

Total Swap Agreements							$155	$(46)	$109	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$35	$0	$35	$0	$(21)		$(1)	$(22)

(d)

Securities with an aggregate market value of $2,205 and cash of $1,122 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
HUS	Mexico Government International Bond	1.000%	Quarterly	12/20/2021	0.562%	$250	$(3)	$5	$2	$0

Total Swap Agreements							$(3)	$5	$2	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
HUS	$0	$0	$2	$2	$0	$0	$0	$0	$2	$0	$2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35	$35

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$2	$0	$0	$35	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$21	$22

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$170	$170
Swap Agreements	0	438	0	0	(2,425)	(1,987)

	$0	$438	$0	$0	$(2,255)	$(1,817)

Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

	$0	$439	$0	$0	$(2,255)	$(1,816)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	(267)	0	0	1,310	1,043

	$0	$(267)	$0	$0	$1,315	$1,048

112	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$183,273	$0	$183,273
Industrials	0	50,317	0	50,317
Utilities	0	12,415	0	12,415
Municipal Bonds & Notes
Arizona	0	934	0	934
California	0	1,459	0	1,459
Colorado	0	486	0	486
District of Columbia	0	265	0	265
Georgia	0	345	0	345
Idaho	0	1,214	0	1,214
Massachusetts	0	40	0	40
New York	0	3,815	0	3,815
South Dakota	0	2,251	0	2,251
Washington	0	774	0	774
U.S. Government Agencies	0	279,378	0	279,378
U.S. Treasury Obligations	0	319,404	0	319,404
Non-Agency Mortgage-Backed Securities	0	63,956	0	63,956
Asset-Backed Securities	0	77,203	0	77,203

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Sovereign Issues	$0	$14,002	$0	$14,002
Short-Term Instruments
Certificates of Deposit	0	2,707	0	2,707
Repurchase Agreements	0	32,032	0	32,032

Total Investments	$0	$1,046,270	$0	$1,046,270

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	35	0	0	35
Over the counter	0	2	0	2

	$35	$2	$0	$37

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(21)	$(1)	$0	$(22)

Total Financial Derivative Instruments	$14	$1	$0	$15

Totals	$14	$1,046,271	$0	$1,046,285

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Schedule of Investments PIMCO Moderate Duration Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.8%

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 22.7%

AIA Group Ltd.
3.125% due 03/13/2023	$1,600	$1,641

Air Lease Corp.
3.000% due 09/15/2023	300	305

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024	800	854

American Express Credit Corp.
2.200% due 03/03/2020	2,700	2,701

American International Group, Inc.
3.750% due 07/10/2025	9,000	9,513
4.875% due 06/01/2022	2,570	2,747

American Tower Corp.
2.750% due 01/15/2027 (a)	6,200	6,190
3.000% due 06/15/2023	5,200	5,323
5.000% due 02/15/2024	300	332

Aviation Capital Group LLC
2.936% (US0003M + 0.670%) due 07/30/2021 ~	4,600	4,592
4.125% due 08/01/2025	600	626
6.750% due 04/06/2021	300	318

Bank of America Corp.
2.250% due 04/21/2020	4,520	4,525
2.917% (US0003M + 0.790%) due 03/05/2024 ~	3,500	3,508
3.004% due 12/20/2023 •	620	633
3.093% due 10/01/2025 •	8,000	8,246
3.124% due 01/20/2023 •	1,100	1,122
3.300% due 01/11/2023	2,750	2,845
3.419% due 12/20/2028 •	1,542	1,610
3.499% due 05/17/2022 •	900	918
3.550% due 03/05/2024 •	500	520
4.000% due 04/01/2024	1,028	1,104
4.100% due 07/24/2023	300	320
4.125% due 01/22/2024	7,500	8,085
5.700% due 01/24/2022	950	1,029

Bank of New York Mellon Corp.
2.500% due 04/15/2021	200	202
2.994% (US0003M + 0.870%) due 08/17/2020 ~	250	252

Bank of Nova Scotia
2.350% due 10/21/2020	1,500	1,505

Banque Federative du Credit Mutuel S.A.
2.200% due 07/20/2020	5,000	5,007
3.238% (US0003M + 0.960%) due 07/20/2023 ~	3,000	3,029
3.750% due 07/20/2023	1,100	1,158

Barclays PLC
3.200% due 08/10/2021	8,100	8,179
3.250% due 01/12/2021	2,700	2,722
3.650% due 03/16/2025	8,000	8,208
3.684% due 01/10/2023	1,400	1,424
4.375% due 01/12/2026	2,350	2,485

BNP Paribas S.A.
2.950% due 05/23/2022	600	610
3.375% due 01/09/2025	550	569
3.500% due 03/01/2023	5,100	5,268
3.500% due 11/16/2027	1,700	1,773
4.705% due 01/10/2025 •	1,800	1,947
5.000% due 01/15/2021	3,800	3,944

BOC Aviation Ltd.
3.238% (US0003M + 1.125%) due 09/26/2023 ~	5,000	5,027
3.316% (US0003M + 1.050%) due 05/02/2021 ~	3,700	3,715

BPCE S.A.
3.000% due 05/22/2022	300	305
4.000% due 04/15/2024	1,000	1,079
4.500% due 03/15/2025	5,000	5,316
4.625% due 07/11/2024	350	373
5.700% due 10/22/2023	1,100	1,214

Brookfield Asset Management, Inc.
4.000% due 01/15/2025	4,000	4,259

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Financial Corp.
2.500% due 05/12/2020	$4,500	$4,508

CC Holdings GS LLC
3.849% due 04/15/2023	1,000	1,051

Citigroup, Inc.
2.350% due 08/02/2021	1,400	1,407
2.650% due 10/26/2020	2,870	2,888
3.224% (US0003M + 1.100%) due 05/17/2024 ~	400	404
3.236% (US0003M + 0.960%) due 04/25/2022 ~	4,000	4,044
3.300% due 04/27/2025	6,000	6,273
3.349% (US0003M + 1.250%) due 07/01/2026 ~	8,000	8,124
3.400% due 05/01/2026	1,500	1,569
3.750% due 06/16/2024	1,300	1,379
4.500% due 01/14/2022	3,750	3,944

Citizens Bank N.A.
2.200% due 05/26/2020	3,200	3,201

Commonwealth Bank of Australia
1.750% due 11/07/2019	6,100	6,098

Cooperatieve Rabobank UA
3.875% due 02/08/2022	2,925	3,049
3.875% due 09/26/2023	7,000	7,422
3.950% due 11/09/2022	750	782
4.625% due 12/01/2023	2,600	2,797

Credit Agricole S.A.
3.250% due 10/04/2024	8,600	8,860

Credit Suisse AG
3.000% due 10/29/2021	5,500	5,598
3.625% due 09/09/2024	800	847

Credit Suisse Group Funding Guernsey Ltd.
3.450% due 04/16/2021	600	610
3.800% due 09/15/2022	800	831
3.800% due 06/09/2023	10,500	10,971
4.550% due 04/17/2026	3,000	3,306

Deutsche Bank AG
4.250% due 10/14/2021	7,800	7,915

Discover Bank
4.200% due 08/08/2023	6,000	6,382

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	426	434

Duke Realty LP
3.875% due 02/15/2021	1,000	1,021

European Investment Bank
2.000% due 03/15/2021	3,200	3,211

GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025	5,000	5,106

General Motors Financial Co., Inc.
2.350% due 10/04/2019	1,300	1,300
3.550% due 04/09/2021	2,700	2,740
3.700% due 05/09/2023	1,100	1,127

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •	3,500	3,541
2.908% due 06/05/2023 •	6,900	6,994
3.500% due 01/23/2025	900	940
3.691% due 06/05/2028 •	5,200	5,464
3.717% (US0003M + 1.600%) due 11/29/2023 ~	975	1,006
3.750% due 05/22/2025	300	318
3.850% due 07/08/2024	1,100	1,166
4.000% due 03/03/2024	14,000	14,948
5.750% due 01/24/2022	2,100	2,263

Harley-Davidson Financial Services, Inc.
2.400% due 06/15/2020	4,100	4,098

HSBC Bank PLC
4.125% due 08/12/2020	5,200	5,294

HSBC Holdings PLC
3.033% due 11/22/2023 •	5,000	5,077
3.600% due 05/25/2023	10,700	11,133
3.950% due 05/18/2024 •	6,600	6,908
4.000% due 03/30/2022	800	835
5.100% due 04/05/2021	550	573

ING Bank NV
2.625% due 12/05/2022	6,450	6,604
5.800% due 09/25/2023	1,250	1,388

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
3.254% (US0003M + 1.150%) due 03/29/2022 ~	$2,000	$2,026
4.100% due 10/02/2023	5,700	6,055
4.625% due 01/06/2026	6,600	7,307

Intercontinental Exchange, Inc.
3.750% due 12/01/2025	2,500	2,694

International Lease Finance Corp.
8.250% due 12/15/2020	2,300	2,461

Jackson National Life Global Funding
2.250% due 04/29/2021	500	500
2.375% due 09/15/2022	2,600	2,616
2.650% due 06/21/2024	3,300	3,346
3.300% due 06/11/2021	2,400	2,447
3.300% due 02/01/2022	5,600	5,744

JPMorgan Chase & Co.
2.700% due 05/18/2023	2,850	2,901
3.176% (US0003M + 0.900%) due 04/25/2023 ~	300	302
3.300% due 04/01/2026	5,000	5,242
3.625% due 05/13/2024	700	742
3.797% due 07/23/2024 •	10,500	11,088
3.900% due 07/15/2025	4,800	5,183
4.023% due 12/05/2024 •	1,200	1,281
7.625% due 10/15/2026	3,000	3,888

Lloyds Bank PLC
5.800% due 01/13/2020	3,400	3,434

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	5,000	5,018
2.907% due 11/07/2023 •	500	501
3.000% due 01/11/2022	600	606
3.100% due 07/06/2021	1,900	1,926
3.574% due 11/07/2028 •	2,000	2,042
4.450% due 05/08/2025	600	646

MassMutual Global Funding
2.500% due 10/17/2022	800	810
3.400% due 03/08/2026	400	424

Metropolitan Life Global Funding
3.375% due 01/11/2022	11,200	11,526

Mitsubishi UFJ Financial Group, Inc.
2.801% due 07/18/2024	1,700	1,731
3.187% (US0003M + 1.060%) due 09/13/2021 ~	1,600	1,618
3.761% due 07/26/2023	10,900	11,455

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022	600	603

Mizuho Bank Ltd.
2.400% due 03/26/2020	7,000	7,010

Mizuho Financial Group, Inc.
2.273% due 09/13/2021	700	700
2.601% due 09/11/2022	300	302
2.632% due 04/12/2021	200	201
2.839% due 07/16/2025 •	5,000	5,058
3.084% (US0003M + 0.940%) due 02/28/2022 ~	1,000	1,007

Morgan Stanley
3.458% (US0003M + 1.180%) due 01/20/2022 ~	300	303
3.700% due 10/23/2024	22,800	24,170
3.737% due 04/24/2024 •	300	313
3.750% due 02/25/2023	1,000	1,047
4.000% due 07/23/2025	2,850	3,076
5.500% due 07/24/2020	3,000	3,082
5.750% due 01/25/2021	3,000	3,138

MUFG Bank Ltd.
2.300% due 03/05/2020	2,500	2,502

National Australia Bank Ltd.
2.250% due 01/10/2020	1,600	1,601
3.625% due 06/20/2023	5,900	6,214

Nationwide Building Society
4.363% due 08/01/2024 •	4,100	4,309

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021	1,500	1,483
2.250% due 01/13/2020	4,000	3,999
2.650% due 07/13/2022	2,700	2,715
3.150% due 03/15/2021	4,700	4,746

114	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Bank Abp
4.875% due 01/27/2020	$2,400	$2,421

PNC Bank N.A.
2.450% due 11/05/2020	1,000	1,005

Principal Life Global Funding
2.150% due 01/10/2020	3,500	3,500

Protective Life Global Funding
2.161% due 09/25/2020	5,200	5,207
2.615% due 08/22/2022	5,800	5,868

Qatari Diar Finance Co.
5.000% due 07/21/2020	3,600	3,675

Royal Bank of Scotland Group PLC
3.628% (US0003M + 1.470%) due 05/15/2023 ~	300	300
3.875% due 09/12/2023	1,700	1,756
4.269% due 03/22/2025 •	6,000	6,279
4.800% due 04/05/2026	9,000	9,849

Santander Holdings USA, Inc.
3.400% due 01/18/2023	1,200	1,229
4.500% due 07/17/2025	400	429

Santander UK Group Holdings PLC
2.875% due 08/05/2021	2,200	2,210
3.823% due 11/03/2028 •	2,000	2,061

Santander UK PLC
2.375% due 03/16/2020	3,500	3,503
2.758% (US0003M + 0.620%) due 06/01/2021 ~	3,400	3,404
4.000% due 03/13/2024	1,100	1,168
5.000% due 11/07/2023	4,300	4,573

SBA Tower Trust
2.877% due 07/15/2046	3,250	3,265

Simon Property Group LP
3.375% due 10/01/2024	900	947

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	600	607

Societe Generale S.A.
3.633% due 04/08/2021 •	1,350	1,369

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~	3,500	3,506

Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020	4,700	4,703

Sumitomo Mitsui Financial Group, Inc.
2.442% due 10/19/2021	6,100	6,133
2.696% due 07/16/2024	5,000	5,051
2.784% due 07/12/2022	2,100	2,132
2.934% due 03/09/2021	1,500	1,514
3.163% (US0003M + 0.860%) due 07/19/2023 ~	400	402

Toronto-Dominion Bank
2.125% due 04/07/2021	2,700	2,708
2.250% due 03/15/2021	1,200	1,206

Toyota Motor Credit Corp.
2.740% (US0003M + 0.440%) due 10/18/2019 ~	4,300	4,301

UBS AG
2.450% due 12/01/2020	5,000	5,021

UBS Group Funding Switzerland AG
2.859% due 08/15/2023 •	5,680	5,746
2.950% due 09/24/2020	1,500	1,513
3.000% due 04/15/2021	4,600	4,656
4.125% due 09/24/2025	1,300	1,406

Ventas Realty LP
3.100% due 01/15/2023	2,000	2,053
4.125% due 01/15/2026	4,000	4,330

Waha Aerospace BV
3.925% due 07/28/2020	20	20

WEA Finance LLC
3.150% due 04/05/2022	1,000	1,021
3.250% due 10/05/2020	500	505

Wells Fargo & Co.
3.000% due 02/19/2025	6,000	6,165
3.069% due 01/24/2023	3,500	3,567
3.111% (US0003M + 0.930%) due 02/11/2022 ~	600	604

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.300% due 09/09/2024	$9,000	$9,414
3.473% (US0003M + 1.340%) due 03/04/2021 ~	1,000	1,015
3.500% due 03/08/2022	300	309
3.550% due 09/29/2025	1,200	1,271
3.584% due 05/22/2028 •	630	668

Welltower, Inc.
3.750% due 03/15/2023	400	419
4.250% due 04/01/2026	4,000	4,357

XLIT Ltd.
4.450% due 03/31/2025	500	543

		672,949

INDUSTRIALS 7.4%

AbbVie, Inc.
2.300% due 05/14/2021	300	301
3.200% due 11/06/2022	1,400	1,437
3.200% due 05/14/2026	200	204

Air Canada Pass-Through Trust
3.750% due 06/15/2029	470	499

Alibaba Group Holding Ltd.
2.800% due 06/06/2023	2,700	2,742
3.600% due 11/28/2024	400	421

Allergan Funding SCS
3.000% due 03/12/2020	1,496	1,500
3.850% due 06/15/2024	150	158

Altria Group, Inc.
3.490% due 02/14/2022	1,400	1,437

American Airlines Pass-Through Trust
3.375% due 11/01/2028	4,845	5,018
3.650% due 02/15/2029	2,366	2,522
4.000% due 01/15/2027	1,514	1,598
5.250% due 07/31/2022	180	185

Amgen, Inc.
2.700% due 05/01/2022	100	102
3.875% due 11/15/2021	150	155

Anthem, Inc.
2.500% due 11/21/2020	400	402

Apple, Inc.
1.700% due 09/11/2022	8,000	7,991
2.850% due 05/06/2021	850	864

Baidu, Inc.
2.875% due 07/06/2022	1,300	1,308

BAT International Finance PLC
3.950% due 06/15/2025	5,000	5,210

Bayer U.S. Finance LLC
3.875% due 12/15/2023	4,000	4,182

BMW U.S. Capital LLC
2.000% due 04/11/2021	3,500	3,496
2.676% (US0003M + 0.500%) due 08/13/2021 ~	400	401
3.400% due 08/13/2021	4,500	4,612

Boston Scientific Corp.
3.375% due 05/15/2022	293	301

Broadcom Corp.
2.200% due 01/15/2021	500	498
2.650% due 01/15/2023	500	500
3.625% due 01/15/2024	5,000	5,119

Campbell Soup Co.
3.650% due 03/15/2023	300	312

Cigna Holding Co.
5.125% due 06/15/2020	800	817

Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~	400	400

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	434	458
4.750% due 07/12/2022	339	348

Crown Castle Towers LLC
3.720% due 07/15/2043	4,700	4,856

CVS Health Corp.
4.100% due 03/25/2025	9,300	9,937

CVS Pass-Through Trust
7.507% due 01/10/2032	1,279	1,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~	$2,000	$2,011

Danone S.A.
2.077% due 11/02/2021	1,000	999

Dell International LLC
4.420% due 06/15/2021	900	928
5.450% due 06/15/2023	2,100	2,288

Discovery Communications LLC
3.500% due 06/15/2022	400	410

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	1,808	1,807

eBay, Inc.
3.450% due 08/01/2024	7,000	7,286

El Paso Natural Gas Co. LLC
8.625% due 01/15/2022	1,400	1,588

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~	1,000	1,002
2.900% due 07/15/2022	3,800	3,874

Enterprise Products Operating LLC
2.550% due 10/15/2019	200	200
5.200% due 09/01/2020	200	206

Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~	2,500	2,500

ERAC USA Finance LLC
2.700% due 11/01/2023	1,900	1,925

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	1,000	1,003

General Electric Co.
2.700% due 10/09/2022	5,891	5,908

General Motors Co.
4.875% due 10/02/2023	400	430

Hyundai Capital America
2.945% due 09/18/2020 •	7,500	7,514

Imperial Brands Finance PLC
3.125% due 07/26/2024	5,500	5,518
3.500% due 02/11/2023	3,300	3,369

Japan Tobacco, Inc.
2.000% due 04/13/2021	700	696

Kinder Morgan Energy Partners LP
5.800% due 03/01/2021	1,400	1,467
6.850% due 02/15/2020	1,300	1,322

Kraft Heinz Foods Co.
2.800% due 07/02/2020	400	401
3.950% due 07/15/2025	2,600	2,724

Life Technologies Corp.
6.000% due 03/01/2020	700	711

Martin Marietta Materials, Inc.
2.656% (US0003M + 0.500%) due 12/20/2019 ~	2,300	2,300

Newmont Goldcorp Corp.
3.625% due 06/09/2021	600	611

Northwest Airlines Pass-Through Trust
7.027% due 05/01/2021	762	764

NTT Finance Corp.
1.900% due 07/21/2021	500	497

Oracle Corp.
2.625% due 02/15/2023	200	204
2.650% due 07/15/2026	400	409
2.950% due 11/15/2024	2,000	2,077

Penske Truck Leasing Co. LP
2.700% due 03/14/2023	300	303
3.375% due 02/01/2022	5,000	5,105

Philip Morris International, Inc.
2.125% due 05/10/2023	700	699
3.600% due 11/15/2023	6,600	6,969

QUALCOMM, Inc.
2.600% due 01/30/2023	9,200	9,356
3.000% due 05/20/2022	800	820

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds American, Inc.
4.850% due 09/15/2023	$2,800	$3,032
6.875% due 05/01/2020	2,600	2,668

Roche Holdings, Inc.
2.875% due 09/29/2021	900	915

Rockwell Collins, Inc.
3.200% due 03/15/2024	2,036	2,116

Sabine Pass Liquefaction LLC
5.625% due 04/15/2023	2,000	2,175

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	2,000	2,010

Siemens Financieringsmaatschappij NV
2.900% due 05/27/2022	800	817

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	6,950	6,964

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	2,450	2,465

Tech Data Corp.
3.700% due 02/15/2022	500	511

Telefonica Emisiones S.A.
5.134% due 04/27/2020	5,500	5,589

Thermo Fisher Scientific, Inc.
3.000% due 04/15/2023	400	412

Tyson Foods, Inc.
2.250% due 08/23/2021	1,275	1,277

United Airlines Pass-Through Trust
4.550% due 08/25/2031	4,800	5,331

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	3,500	3,500

UnitedHealth Group, Inc.
3.875% due 10/15/2020	427	433

VMware, Inc.
2.300% due 08/21/2020	3,662	3,665

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019	559	559
3.875% due 11/13/2020	700	712

Walgreens Boots Alliance, Inc.
3.800% due 11/18/2024	8,400	8,865

Zimmer Biomet Holdings, Inc.
2.914% (US0003M + 0.750%) due 03/19/2021 ~	5,100	5,100

		219,188

UTILITIES 2.1%

AT&T, Inc.
2.625% due 12/01/2022	1,600	1,618
3.200% due 03/01/2022	800	820
3.400% due 05/15/2025	5,900	6,165
3.900% due 03/11/2024	200	212
4.100% due 02/15/2028	4,441	4,813
4.300% due 02/15/2030	5,699	6,278
4.450% due 04/01/2024	300	325

BG Energy Capital PLC
4.000% due 12/09/2020	1,000	1,022

BP Capital Markets America, Inc.
2.750% due 05/10/2023	2,200	2,249

CNOOC Finance Ltd.
3.000% due 05/09/2023	4,100	4,167

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	3,950	3,965

PECO Energy Co.
2.375% due 09/15/2022	1,000	1,008

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	67	68

Shell International Finance BV
1.875% due 05/10/2021	1,100	1,101

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	750	750
2.500% due 09/13/2022	7,100	7,098
4.125% due 09/12/2025	400	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	$2,025	$2,025

State Grid Overseas Investment Ltd.
4.125% due 05/07/2024	400	430

Verizon Communications, Inc.
3.376% due 02/15/2025	16,936	17,899

		62,445

Total Corporate Bonds & Notes (Cost $933,593)		954,582

MUNICIPAL BONDS & NOTES 2.7%

CALIFORNIA 0.7%

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	3,065	3,138

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
4.530% due 06/01/2022	1,850	1,984

Los Angeles County, California Redevelopment Refunding Authority Redev Agency Successor Agy Tax Allocation Notes, Series 2016
2.000% due 09/01/2023	400	402

Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	400	415

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2015
2.846% due 11/01/2019	250	250

Regents of the University of California Medical Center Pooled Revenue Notes, (BABs), Series 2010
5.035% due 05/15/2021	700	734

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	500	824

San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	6,400	7,270

University of California Revenue Notes, Series 2017
2.719% due 05/15/2024	500	516
3.063% due 07/01/2025	5,200	5,463

		20,996

FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.405% due 10/01/2024	300	316

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2016
2.638% due 07/01/2021	1,050	1,062

		1,378

GEORGIA 0.0%

Cobb-Marietta Coliseum & Exhibit Hall Authority, Georgia Revenue Notes, Series 2015
2.800% due 07/01/2022	1,080	1,105

IDAHO 0.2%

Idaho Energy Resources Authority Revenue Notes, Series 2017
2.297% due 09/01/2023	2,100	2,125
2.447% due 09/01/2024	4,400	4,490

		6,615

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Notes, Series 2014
2.446% due 11/01/2020	2,750	2,759

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 1.0%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
5.355% due 11/15/2023	$600	$674
6.814% due 11/15/2040	500	724

Metropolitan Transportation Authority, New York Revenue Notes, Series 2014
2.523% due 07/01/2021	1,950	1,958

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, (BABs), Series 2010
4.525% due 11/01/2022	9,000	9,665

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.008% due 08/01/2027	900	1,061

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.250% due 08/01/2023	1,600	1,675

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2019
2.980% due 11/01/2027	7,000	7,429

New York State Dormitory Authority Revenue Notes, Series 2019
2.839% due 07/01/2022	1,000	1,024

Port Authority of New York & New Jersey Revenue Bonds, Series 2009
5.859% due 12/01/2024	2,500	2,979

Port Authority of New York & New Jersey Revenue Notes, Series 2014
2.529% due 10/15/2020	1,800	1,806

		28,995

OHIO 0.0%

Cincinnati, Ohio Water System Revenue Bonds, (BABs), Series 2009
6.458% due 12/01/2034	100	101

PENNSYLVANIA 0.1%

Pennsylvania Turnpike Commission Revenue Notes, Series 2014
2.323% due 12/01/2020	1,000	1,007
2.609% due 12/01/2021	1,000	1,018

		2,025

SOUTH DAKOTA 0.1%

Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	3,670	3,747

TEXAS 0.3%

Harris County, Texas Metropolitan Transit Authority Revenue Bonds, (BABs), Series 2009
6.875% due 11/01/2038	2,000	2,008

Houston, Texas Combined Utility System Revenue Notes, Series 2014
3.428% due 05/15/2023	4,250	4,461

Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.028% due 04/01/2026	2,205	2,497

		8,966

UTAH 0.1%

Utah Municipal Power Agency Revenue Bonds, Series 2016
3.237% due 07/01/2028	2,000	2,106

Utah State General Obligation Bonds, (BABs), Series 2009
4.554% due 07/01/2024	715	761

Utah State General Obligation Bonds, (BABs), Series 2010
3.539% due 07/01/2025	500	528

		3,395

116	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2016
1.899% due 05/01/2022	$400	$400

Total Municipal Bonds & Notes (Cost $78,622)		80,482

U.S. GOVERNMENT AGENCIES 55.0%

Fannie Mae
2.258% due 06/25/2037 •	350	348
2.318% due 12/25/2045 •	553	551
2.368% due 03/25/2035 - 03/25/2046 •	1,018	1,016
2.545% due 03/25/2036 •	888	887
2.630% due 11/25/2046 •	1,103	1,100
2.650% due 11/25/2046 - 12/25/2056 •	8,898	8,887
2.654% due 05/25/2027	3,395	3,469
2.670% due 12/25/2046 •	6,883	6,881
2.680% due 07/25/2046 - 10/25/2046 •	8,809	8,810
2.740% due 11/25/2045	886	881
2.748% due 06/25/2040 •	357	362
3.009% due 01/25/2047	6,959	6,966
3.820% due 09/01/2021	1,819	1,871
3.980% due 07/01/2021	2,500	2,581
4.132% due 07/01/2034 •	348	361
4.635% due 10/01/2037 •	425	449

Fannie Mae UMBS
3.000% due 04/01/2043	1,003	1,034
3.500% due 03/01/2024 - 07/01/2049	138,759	142,862
4.000% due 09/01/2048 - 10/01/2048	52,467	54,588
4.500% due 08/01/2048	30,184	31,763
5.000% due 04/01/2023 - 11/01/2044	5,596	6,133
5.500% due 04/01/2023 - 02/01/2042	2,054	2,297

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	30,000	29,839
3.000% due 11/01/2034 - 12/01/2049	133,900	136,081
3.500% due 10/01/2034 - 12/01/2049	138,200	142,258
4.000% due 10/01/2049 - 11/01/2049	60,200	62,512
4.500% due 10/01/2049	16,000	16,851

Federal Home Loan Bank
1.500% due 08/15/2024	13,700	13,639
2.625% due 05/28/2020	7,700	7,738

Freddie Mac
2.328% due 09/15/2035 •	20	19
2.428% due 02/15/2041 •	391	391
2.478% due 04/15/2041 •	120	120
2.491% due 12/25/2028	5,550	5,681
2.498% due 11/15/2036 •	112	113
2.578% due 04/15/2041 •	987	994
2.580% due 10/15/2037 •	8,684	8,634
2.730% due 07/15/2041 - 03/15/2042 •	13,533	13,538
2.864% due 10/25/2026	3,220	3,337
2.949% due 07/15/2040	5,590	5,578
3.000% due 10/01/2046 - 09/01/2048	81,287	82,999
3.026% due 04/25/2027	1,908	1,994
3.065% due 08/25/2022	6,000	6,166
3.303% due 11/25/2027 ~	4,000	4,343
3.500% due 06/01/2044 - 01/01/2049	93,693	96,406
4.000% due 09/01/2048 - 05/01/2049	82,051	85,237
4.500% due 10/01/2048 - 02/01/2049	31,796	33,483

Freddie Mac UMBS
3.500% due 04/01/2049 - 07/01/2049	227,745	233,881
4.000% due 11/01/2048 - 12/01/2048	45,141	46,868

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
2.494% due 03/20/2049 •	$4,016	$4,018
2.500% due 12/20/2045 •	762	759
2.619% due 10/20/2066 •	188	187
2.679% due 08/20/2066 •	41	41
2.769% due 07/20/2063 •	3,630	3,636
2.799% due 06/20/2065 •	6,444	6,434
2.829% due 03/20/2065 •	5,179	5,176
2.850% due 09/20/2065 •	6,771	6,771
2.879% due 12/20/2064 - 06/20/2066 •	20,082	20,142
2.909% due 08/20/2061 - 03/20/2062 •	13	13
2.959% due 09/20/2063 •	418	420
2.979% due 10/20/2063 - 09/20/2065 •	679	684
2.999% due 02/20/2066 •	1,780	1,784
3.029% due 05/20/2066	5,451	5,491
3.109% due 04/20/2066 •	9,244	9,334
3.129% due 04/20/2066 •	9,367	9,474
3.149% due 07/20/2065 •	384	388
3.179% due 12/20/2066 •	7,971	8,074
3.229% due 01/20/2067 •	7,851	7,974
3.379% due 03/20/2066 •	3,679	3,756
3.500% due 09/20/2045	5,468	5,722

Ginnie Mae, TBA
3.000% due 11/01/2049	31,300	32,096
3.500% due 11/01/2049	119,700	123,974
4.000% due 10/01/2049	30,000	31,202

Tennessee Valley Authority STRIPS
2.250% due 03/15/2020	6,000	6,010
7.125% due 05/01/2030	10,000	14,796

Total U.S. Government Agencies (Cost $1,616,104)		1,631,153

U.S. TREASURY OBLIGATIONS 10.7%

U.S. Treasury Notes
2.875% due 05/15/2049	16,600	19,381
1.625% due 08/15/2029	126,600	126,066
2.125% due 03/31/2024 (d)	5,600	5,737
2.250% due 04/30/2024	5,700	5,873
2.250% due 03/31/2026	41,300	42,921
2.375% due 02/29/2024	68,000	70,369
2.500% due 02/28/2026	16,000	16,862
2.625% due 07/31/2020	16,100	16,202
3.125% due 11/15/2028	13,000	14,600

Total U.S. Treasury Obligations (Cost $311,899)		318,011

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

AREIT Trust
3.048% due 09/14/2036 •	2,500	2,508

Banc of America Commercial Mortgage Trust
3.019% due 07/15/2049	8,200	8,429

Bancorp Commercial Mortgage Trust
3.028% due 03/15/2036 •	4,032	4,035

BANK
2.808% due 10/15/2052 (a)	1,600	1,648
2.933% due 09/15/2061	10,300	10,769
3.279% due 11/15/2054	5,300	5,655
3.432% due 05/15/2062	2,000	2,147
3.623% due 04/15/2052	2,500	2,711

Benchmark Mortgage Trust
2.888% due 08/15/2057 (a)	4,319	4,486
3.780% due 02/15/2051 ~	1,100	1,183

Cantor Commercial Real Estate Lending
2.817% due 11/15/2052 «(a)	8,300	8,555

CD Mortgage Trust
3.317% due 05/10/2050	3,000	3,151

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •	5,000	4,985

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045	3,881	3,973
3.268% due 09/15/2050	3,600	3,797
3.962% due 03/10/2051	4,800	5,239

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Trust
3.317% due 09/10/2050	$3,100	$3,267
3.432% due 08/10/2048	1,500	1,586
3.497% due 05/10/2048	1,500	1,596
3.694% due 08/10/2047	2,200	2,331
3.796% due 08/10/2047	3,250	3,483
3.902% due 07/10/2050	2,200	2,380

CSAIL Commercial Mortgage Trust
2.957% due 09/15/2052	9,031	9,384

DBUBS Mortgage Trust
3.452% due 10/10/2034	6,100	6,417

Exantas Capital Corp. Ltd.
3.025% due 04/15/2036 •	8,798	8,816

Great Wolf Trust
2.878% due 09/15/2034 •	5,000	5,003

GS Mortgage Securities Corp. Trust
3.419% due 10/10/2032	5,000	5,164

GS Mortgage Securities Trust
2.909% due 09/01/2052	7,600	7,918
3.801% due 01/10/2047	3,469	3,671
3.871% due 07/10/2046 ~	7,000	7,377

HPLY Trust
3.028% due 11/15/2036 •	5,444	5,445

Independence Plaza Trust
3.763% due 07/10/2035	3,300	3,524

JPMBB Commercial Mortgage Securities Trust
3.562% due 12/15/2048	1,500	1,576
3.611% due 05/15/2048	2,000	2,142
3.639% due 11/15/2047	3,000	3,198
3.670% due 09/15/2047	2,463	2,617
3.801% due 08/15/2048	1,500	1,627

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049	300	310
3.242% due 10/15/2050	3,900	4,086

JPMorgan Chase Commercial Mortgage Securities Trust
2.878% due 10/15/2032 •	2,943	2,941

Morgan Stanley Bank of America Merrill Lynch Trust
3.306% due 04/15/2048	2,000	2,106

Morgan Stanley Capital Trust
2.606% due 08/15/2049	1,400	1,422
3.809% due 12/15/2048	2,000	2,166

Motel 6 Trust
2.948% due 08/15/2034 •	3,362	3,366

PFP Ltd.
2.998% due 04/14/2036 •	8,799	8,825

UBS Commercial Mortgage Trust
2.866% due 09/15/2052 «(a)	7,069	7,288
3.366% due 10/15/2050	2,700	2,839
3.504% due 12/15/2050	8,400	8,937
3.903% due 02/15/2051	3,500	3,794

VMC Finance LLC
2.945% due 10/15/2035 •	6,289	6,290

Wells Fargo Commercial Mortgage Trust
2.788% due 07/15/2048	250	256
2.991% due 02/15/2048	250	256
3.306% due 05/15/2048	250	259
3.395% due 10/15/2050	3,400	3,601
3.461% due 07/15/2058	1,000	1,038
3.540% due 05/15/2048	1,500	1,599
4.147% due 06/15/2051	1,400	1,543

Wells Fargo-RBS Commercial Mortgage Trust
3.631% due 11/15/2047	2,000	2,131

Total Non-Agency Mortgage-Backed Securities (Cost $222,435)		226,846

ASSET-BACKED SECURITIES 5.5%

Apex Credit CLO Ltd.
3.306% due 10/27/2028 •	4,400	4,410

Arbor Realty Collateralized Loan Obligation Ltd.
3.018% due 12/15/2027 •	6,800	6,798

Avery Point CLO Ltd.
3.376% due 04/25/2026 •	1,845	1,846

B&M CLO Ltd.
3.052% due 04/16/2026 •	3,323	3,322

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Issuance Trust
1.840% due 04/15/2022	$1,700	$1,698

Columbia Cent CLO Ltd.
3.426% due 10/25/2028 •	6,000	6,005

Denali Capital CLO LLC
3.317% due 10/26/2027 •	3,800	3,796

ECMC Group Student Loan Trust
2.768% due 02/27/2068	5,319	5,287
2.818% due 09/25/2068 •	7,558	7,514
3.068% due 05/25/2067 •	3,976	4,008

Elevation CLO Ltd.
3.290% due 04/18/2027 •	1,261	1,262

Figueroa CLO Ltd.
3.006% due 06/20/2027 •	1,860	1,860

Gallatin CLO Ltd.
3.353% (US0003M + 1.050%) due 07/15/2027 ~	3,500	3,502

GPMT Ltd.
3.328% due 02/22/2036 •	6,500	6,523

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •	3,400	3,373

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	8,529	8,553

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	1,200	1,201

Navient Student Loan Trust
2.318% due 07/26/2066 •	333	333
2.398% due 03/25/2067 •	7,439	7,428
2.818% due 07/26/2066 •	4,086	4,075

Nelnet Student Loan Trust
2.258% due 08/23/2027 •	2,866	2,862
2.618% due 03/25/2030 •	2,796	2,799

OHA Credit Partners Ltd.
3.288% due 10/20/2025	958	958

OZLM Ltd.
3.346% due 07/30/2027 •	2,800	2,792

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •	4,346	4,344
3.493% due 04/20/2027 •	5,000	5,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Seneca Park CLO Ltd.
3.423% due 07/17/2026 •	$1,797	$1,802

Shackleton CLO Ltd.
3.408% due 10/20/2028 •	7,400	7,400

SLC Student Loan Trust
2.218% due 05/15/2029 •	3,526	3,462
2.219% due 09/15/2026 •	424	423
2.229% due 03/15/2027 •	931	927
3.007% due 11/25/2042 •	1,190	1,200

SLM Student Loan Trust
2.376% due 04/25/2027 •	604	603
2.386% due 10/27/2025 •	211	211
2.386% due 01/25/2027 •	539	538
2.396% due 01/25/2027 •	1,328	1,327
2.416% due 10/25/2028 •	6,860	6,813
2.589% due 12/15/2027 •	3,608	3,610
2.826% due 04/27/2026 •	2,000	2,002
2.826% due 01/25/2028 •	4,485	4,486
2.876% due 10/25/2029 •	3,600	3,599

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •	2,075	2,076

Symphony CLO Ltd.
3.333% due 10/15/2025 •	2,386	2,387

Telos CLO Ltd.
3.573% due 01/17/2027 •	2,755	2,756

TICP CLO Ltd.
3.601% due 04/20/2028	3,400	3,382

Tralee CLO Ltd.
3.388% due 10/20/2028 •	3,400	3,392

Venture CLO Ltd.
3.428% due 10/22/2031 •	1,850	1,850

Voya CLO Ltd.
2.996% due 07/25/2026 •	2,648	2,646

Zais CLO Ltd.
3.453% due 04/15/2028 •	4,900	4,907

Total Asset-Backed Securities (Cost $163,370)		163,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Japan Bank for International Cooperation
2.125% due 06/01/2020	$2,800	$2,800

Korea Expressway Corp.
3.625% due 10/22/2021	4,000	4,115

Province of Ontario
2.500% due 04/27/2026	5,000	5,195
3.050% due 01/29/2024	4,000	4,213
3.200% due 05/16/2024	3,000	3,190

Province of Quebec
2.375% due 01/31/2022	4,700	4,767
2.625% due 02/13/2023	10,500	10,812

Saudi Government International Bond
2.375% due 10/26/2021	500	501

Total Sovereign Issues (Cost $34,251)		35,593

SHORT-TERM INSTRUMENTS 7.8%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	6,500	6,517

REPURCHASE AGREEMENTS (b) 7.6%
		225,222

Total Short-Term Instruments (Cost $231,722)		231,739

Total Investments in Securities (Cost $3,591,996)		3,641,755

Total Investments 122.8% (Cost $3,591,996)		$3,641,755

Financial Derivative Instruments (c)(e) 0.0% (Cost or Premiums, net $149)		4

Other Assets and Liabilities, net (22.8)%		(675,054)

Net Assets 100.0%		$2,966,705

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,522	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,557)	$1,522	$1,522
JPS	2.080	10/01/2019	10/02/2019	100,000	U.S. Treasury Notes 2.625% due 08/15/2020	(102,541)	100,000	100,000
	2.750	09/30/2019	10/01/2019	100,000	U.S. Treasury Inflation Protected Securities 0.500% due 01/15/2028	(51,365)	100,000	100,008
					U.S. Treasury Notes 3.000% due 09/30/2025	(51,409)
MBC	2.450	09/30/2019	10/01/2019	23,700	U.S. Treasury Notes 2.875% due 04/30/2025	(24,482)	23,700	23,701

Total Repurchase Agreements						$(231,354)	$225,222	$225,231

118	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,522	$0	$0	$1,522	$(1,557)	$(35)
JPS	200,008	0	0	200,008	(205,315)	(5,307)
MBC	23,701	0	0	23,701	(24,482)	(781)

Total Borrowings and Other Financing Transactions	$225,231	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.IG-31 5-Year Index	1.000%	Quarterly	12/20/2023	$8,200	$148	$33	$181	$4	$0

Total Swap Agreements					$148	$33	$181	$4	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$4	$4	$0	$0	$0	$0

(d)

Securities with an aggregate market value of $1,879 and cash $804 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	China Government International Bond	1.000%	Quarterly	12/20/2019	0.076%	$200	$1	$(1)	$0	$0

Total Swap Agreements							$1	$(1)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	119

Schedule of Investments PIMCO Moderate Duration Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$0	$4

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,335	$12,335
Swap Agreements	0	1,182	0	0	(15,725)	(14,543)

	$0	$1,182	$0	$0	$(3,390)	$(2,208)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,547)	$(3,547)
Swap Agreements	0	(343)	0	0	8,262	7,919

	$0	$(343)	$0	$0	$4,715	$4,372

Over the counter
Swap Agreements	$0	$2	$0	$0	$0	$2

	$0	$(341)	$0	$0	$4,715	$4374

120	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$6,190	$666,759	$0	$672,949
Industrials	0	219,188	0	219,188
Utilities	0	62,445	0	62,445
Municipal Bonds & Notes
California	0	20,996	0	20,996
Florida	0	1,378	0	1,378
Georgia	0	1,105	0	1,105
Idaho	0	6,615	0	6,615
Massachusetts	0	2,759	0	2,759
New York	0	28,995	0	28,995
Ohio	0	101	0	101
Pennsylvania	0	2,025	0	2,025
South Dakota	0	3,747	0	3,747
Texas	0	8,966	0	8,966
Utah	0	3,395	0	3,395
Wisconsin	0	400	0	400
U.S. Government Agencies	0	1,631,153	0	1,631,153
U.S. Treasury Obligations	0	318,011	0	318,011

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Non-Agency Mortgage-Backed Securities	$0	$211,003	$15,843	$226,846
Asset-Backed Securities	0	163,349	0	163,349
Sovereign Issues	0	35,593	0	35,593
Short-Term Instruments
Certificates of Deposit	0	6,517	0	6,517
Repurchase Agreements	0	225,222	0	225,222

Total Investments	$6,190	$3,619,722	$15,843	$3,641,755

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$4	$0	$4

Total Financial Derivative Instruments	$0	$4	$0	$4

Totals	$6,190	$3,619,726	$15,843	$3,641,759

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	121

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 282.7%

CORPORATE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Ambac Assurance Corp.
5.100% due 06/07/2020	$38	$55

Ambac LSNI LLC
7.104% due 02/12/2023 •	160	162

		217

INDUSTRIALS 0.1%

CVS Pass-Through Trust
6.036% due 12/10/2028	1,156	1,301

Total Corporate Bonds & Notes (Cost $1,357)		1,518

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

Ennis Economic Development Corp., Texas Revenue Bonds, (NPFGC Insured), Series 1999
0.000% due 08/01/2034 (d)	7,990	3,650

Total Municipal Bonds & Notes (Cost $4,723)		3,650

U.S. GOVERNMENT AGENCIES 245.1%

Fannie Mae
0.000% due 08/25/2022 (b)(d)	1	1
0.200% due 02/25/2043 •(a)	4,154	30
1.581% due 04/25/2055	2,050	137
1.592% due 10/25/2042	1,964	1,782
1.660% due 08/25/2055	1,287	75
1.664% due 08/25/2054	2,296	146
1.744% due 10/25/2046 ~(a)	649	37
1.781% due 04/25/2046 ~(a)	1,150	58
1.849% due 07/25/2044 ~(a)	1,379	80
1.866% due 07/25/2052 ~(a)	1,269	67
1.882% due 07/25/2044 ~(a)	1,723	99
1.959% due 01/25/2045 ~(a)	1,331	59
1.964% due 03/25/2045 ~(a)	1,130	57
2.107% due 07/25/2045 ~(a)	5,629	389
2.164% due 01/25/2022 - 08/25/2044 ~(a)	11,360	300
2.205% due 12/25/2036 •	1,926	1,906
2.279% due 07/25/2037 •	745	732
2.318% due 12/25/2028 - 12/25/2048 •	46,983	46,786
2.365% due 07/25/2032 - 09/26/2033 •	186	182
2.391% due 11/01/2019 - 10/01/2031 •	19	19
2.394% due 10/01/2023 •	6	6
2.405% due 06/25/2032 •	1	1
2.418% due 06/25/2029 - 04/25/2032 •	76	76
2.441% due 04/18/2028 - 12/18/2032 •	29	29
2.491% due 10/18/2030 •	16	16
2.505% due 02/25/2033 •	14	13
2.518% due 06/25/2030 •	77	78
2.541% due 09/18/2027 •	26	25
2.668% due 06/25/2022 - 09/25/2023 •	9	10
2.738% due 07/01/2027 •	2	2
2.885% due 02/01/2026 •	12	13
2.918% due 04/25/2032 •	31	32
3.000% due 11/01/2042 - 09/25/2048	29,646	30,198
3.000% due 11/25/2043 - 12/25/2048 (a)	37,939	5,241
3.000% due 05/01/2058 (f)	11,044	11,297
3.055% due 04/01/2020 •	3	3
3.118% due 05/25/2023 •	5	5
3.318% due 11/25/2021 •	2	2
3.333% due 05/01/2036 •	5	5
3.486% due 05/01/2036 •	229	231
3.500% due 07/01/2026 - 08/01/2026 •	4	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 04/25/2046 (a)	$3,350	$165
3.575% due 02/01/2026	9,000	9,753
3.665% due 08/01/2029 •	2	2
3.683% due 08/01/2042 - 10/01/2044 •	1,559	1,594
3.750% due 03/01/2035 •	84	89
3.790% due 01/01/2029	2,500	2,821
3.800% due 08/01/2025	3,042	3,328
3.800% due 11/01/2035 •	290	296
3.820% due 01/01/2029	5,500	6,211
3.836% due 03/01/2035 •	35	36
3.868% due 09/01/2035 •	285	297
3.883% due 10/01/2030 - 12/01/2040 •	227	226
3.890% due 11/01/2028 •	44	44
3.905% due 02/01/2031 •	19	19
3.912% due 05/01/2036 •	4	4
3.960% due 08/01/2029	4,199	4,739
3.971% due 09/01/2035 •	215	223
4.000% due 09/01/2043 - 10/01/2043	694	739
4.000% due 06/25/2044 (a)	385	51
4.000% due 03/25/2047 •	1,559	1,550
4.075% due 06/01/2023 •	9	9
4.077% due 07/01/2035 •	40	42
4.108% due 11/01/2028 •	39	39
4.110% due 05/01/2036 •	5	6
4.117% due 11/01/2035 •	5	5
4.132% due 07/25/2042 - 08/25/2042 •(a)	19,509	2,860
4.195% due 08/01/2035 •	49	52
4.197% due 09/01/2035 •	11	11
4.204% due 05/01/2035 •	33	34
4.206% due 08/01/2028 •	27	28
4.229% due 07/01/2035 •	98	102
4.250% due 04/01/2033 •	79	80
4.277% due 09/01/2030 •	8	8
4.309% due 10/01/2035 •	20	21
4.365% due 07/01/2034 •	122	129
4.371% due 05/01/2026 •	2	2
4.385% due 11/01/2035 •	133	137
4.390% due 06/01/2029 •	1	1
4.393% due 05/25/2035	121	127
4.412% due 03/01/2025 •	3	3
4.424% due 08/01/2029 •	21	22
4.428% due 05/01/2035 •	95	99
4.433% due 10/25/2045 •	2,460	2,943
4.445% due 02/01/2025 •	18	18
4.464% due 02/01/2027 •	16	17
4.493% due 12/01/2035 •	74	75
4.494% due 01/01/2028 •	1	1
4.500% due 06/01/2025 - 06/01/2026 •	5	5
4.500% due 02/01/2038 - 05/01/2041	115	121
4.504% due 02/01/2032 •	48	50
4.519% due 02/01/2028 •	20	20
4.520% due 09/01/2028 - 09/01/2030 •	6	5
4.527% due 07/01/2032 •	17	17
4.552% due 02/01/2035 •	167	172
4.575% due 11/01/2026 •	52	52
4.580% due 11/01/2031 •	11	12
4.581% due 04/01/2022 •	11	11
4.588% due 03/01/2035 •	107	111
4.595% due 02/01/2024 •	45	45
4.602% due 01/01/2035 •	50	52
4.621% due 09/01/2031 •	10	10
4.628% due 11/01/2025 •	43	45
4.640% due 05/01/2029 •	10	10
4.643% due 10/01/2035 •	4	5
4.645% due 06/01/2029 •	14	15
4.661% due 11/01/2025 •	5	5
4.663% due 05/01/2030 •	18	19
4.685% due 09/01/2034 •	103	109
4.704% due 02/01/2034 •	63	66
4.737% due 12/01/2035 •	12	12
4.746% due 03/01/2024 - 02/01/2030 •	90	96
4.749% due 06/01/2035 •	34	35
4.757% due 06/01/2032 •	65	68
4.760% due 04/01/2030 •	4	4
4.763% due 06/01/2035 •	359	378

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.770% due 04/01/2032 •	$4	$4
4.777% due 12/01/2031 •	3	3
4.778% due 06/01/2030 •	43	45
4.780% due 11/01/2035 •	21	22
4.789% due 01/01/2026 •	69	71
4.800% due 02/01/2035 •	21	22
4.825% due 01/01/2030 •	6	6
4.829% due 05/01/2036 •	51	55
4.868% due 02/01/2031 •	61	61
4.975% due 01/01/2030 •	75	76
4.980% due 07/01/2024 •	1	1
4.985% due 12/01/2029 •	2	2
5.000% due 04/25/2023 - 11/01/2039	337	355
5.000% due 05/01/2027 •	15	16
5.027% due 04/01/2035 •	7	7
5.037% due 02/01/2036 •	23	24
5.064% due 09/01/2034 •	7	7
5.094% due 01/01/2029 •	6	6
5.108% due 12/01/2027 •	10	11
5.125% due 12/01/2023 •	5	5
5.500% due 12/01/2035 - 11/01/2039	2,485	2,657
5.543% due 02/01/2031 •	27	28
5.689% due 12/01/2030 •	69	72
6.000% due 04/25/2031 - 07/01/2037	576	644
6.300% due 06/25/2031 ~	160	163
6.300% due 10/17/2038	19	19
6.500% due 05/25/2020 - 10/25/2031	1,177	1,313
6.500% due 04/25/2038 (a)	257	56
6.589% due 10/25/2031 þ	2	2
6.850% due 12/18/2027	188	211
7.000% due 03/25/2020 - 09/01/2032	271	291
7.500% due 03/25/2023 - 07/25/2041	520	581
7.532% due 06/25/2042	379	646
7.800% due 10/25/2022	9	9
7.800% due 06/25/2026 ~	3	3
8.185% due 06/25/2032 ~	3	3
8.750% due 06/25/2021	2	2
9.000% due 03/25/2021	3	3
9.000% due 05/25/2022 - 06/25/2022 (a)	1	0
9.500% due 11/25/2020	6	7

Fannie Mae UMBS
2.000% due 11/01/2026 - 03/01/2033	4,388	4,355
2.500% due 01/01/2033 - 11/01/2046	7,216	7,236
2.500% due 03/01/2047 (f)	11,799	11,793
3.000% due 05/01/2024 - 06/01/2049	7,217	7,414
3.000% due 04/01/2031 - 12/01/2046 (f)	44,800	46,205
3.500% due 09/01/2025 - 04/01/2049	36,944	38,746
3.500% due 09/01/2047 - 03/01/2048 (f)	65,561	68,826
4.000% due 07/01/2025 - 09/01/2048	133,319	141,476
4.000% due 11/01/2033 - 12/01/2048 (f)	69,249	73,803
4.500% due 06/01/2024 - 05/01/2049	17,878	19,184
4.500% due 07/01/2041 - 01/01/2049 (f)	26,666	28,969
5.000% due 10/01/2021 - 05/01/2049	63,311	68,113
5.500% due 01/01/2021 - 02/01/2042	16,779	18,783
6.000% due 03/01/2021 - 05/01/2041	21,464	24,247
6.500% due 02/01/2020 - 05/01/2040	8,619	9,842
8.000% due 07/01/2030 - 05/01/2032	20	24
8.500% due 08/01/2037	8	8
9.000% due 11/01/2025	3	3

122	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fannie Mae UMBS, TBA
2.000% due 11/01/2034	$33,000	$32,709
2.500% due 10/01/2034 - 11/01/2049	187,650	188,495
3.000% due 10/01/2034 - 12/01/2049	509,730	517,747
3.500% due 10/01/2034 - 11/01/2049	490,953	504,235
4.000% due 10/01/2049 - 11/01/2049	201,580	209,271
4.500% due 11/01/2049	229,000	241,327
5.000% due 11/01/2049	72,450	77,674
6.000% due 10/01/2049	1,000	1,107

Farmer Mac
8.086% due 04/25/2030 «	85	86

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	284	284

Federal Housing Administration
6.896% due 07/01/2020	7	7
7.430% due 02/01/2020 - 02/01/2023	90	92

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(d)	72,678	63,089
1.060% due 01/25/2020 ~(a)	39,933	36
1.107% due 11/25/2022 ~(a)	29,245	754
1.324% due 04/25/2021 ~(a)	88,966	1,329
1.372% due 11/25/2019 ~(a)	15,517	1
1.635% due 10/15/2037 ~(a)	441	17
1.647% due 11/15/2038	1,287	82
1.663% due 08/15/2041	409	23
1.707% due 11/25/2019 ~(a)	34,722	1
1.791% due 08/15/2036	720	48
1.812% due 10/15/2037 ~(a)	145	6
1.994% due 05/15/2037 ~(a)	319	18
2.071% due 10/15/2041 ~(a)	728	43
2.133% due 03/15/2037 ~(a)	443	30
2.143% due 05/25/2031 •	124	123
2.158% due 09/25/2031 •	96	95
2.227% due 11/15/2036 ~(a)	1,142	81
2.228% due 03/15/2031 •	49	49
2.265% due 07/25/2031 •	40	40
2.267% due 02/15/2038 ~(a)	1,010	64
2.268% due 06/15/2038 ~(a)	815	64
2.278% due 07/15/2034 •	7	7
2.325% due 07/01/2030 •	83	82
2.378% due 12/15/2029 •	56	55
2.419% due 11/25/2021 •	839	838
2.439% due 09/25/2021 •	336	336
2.478% due 03/15/2024 - 12/15/2031 •	151	152
2.500% due 12/15/2027 (a)	4,468	289
2.500% due 01/01/2032 - 12/01/2032	7,031	7,105
2.528% due 05/15/2023 - 06/15/2042 •	16,197	16,255
2.578% due 03/15/2032 •	1	1
2.580% due 10/15/2037 - 04/15/2038 •	29,287	29,156
2.628% due 08/15/2035 •	608	615
2.978% due 04/15/2031 •	577	591
3.000% due 08/15/2032 - 05/15/2048	17,987	17,596
3.000% due 12/15/2042 - 09/15/2048 (a)	11,570	1,029
3.028% due 06/15/2031 •	42	43
3.228% due 07/15/2027 •	247	253
3.254% due 04/25/2023	33,937	34,742
3.500% due 12/15/2022 - 07/01/2043	71,088	14,821
3.500% due 08/15/2026 - 08/15/2045 (a)	32,944	4,279
4.000% due 06/01/2029 - 06/01/2048	28,590	18,617
4.000% due 08/01/2042 - 12/01/2048 (f)	20,976	22,314
4.024% due 08/15/2032 ~	30	30
4.169% due 12/01/2035 •	388	404
4.255% due 10/01/2023 •	60	61
4.265% due 05/01/2032 •	7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.290% due 03/01/2029 •	$16	$16
4.335% due 04/01/2025 •	7	7
4.336% due 08/01/2029 •	11	12
4.353% due 08/01/2035 - 10/01/2035 •	123	129
4.403% due 10/01/2027 •	8	8
4.500% due 03/01/2029 - 06/01/2048	16,526	17,840
4.537% due 11/01/2034 •	96	102
4.605% due 10/01/2036 •	63	66
4.615% due 02/01/2027 •	15	16
4.616% due 06/01/2024 •	2	2
4.623% due 04/01/2029 •	6	6
4.625% due 10/01/2024 •	41	42
4.631% due 11/01/2027 •	53	54
4.665% due 11/01/2031 •	1	1
4.678% due 01/01/2028 •	16	16
4.689% due 10/01/2023 •	13	13
4.702% due 04/01/2031 •	2	2
4.717% due 06/01/2028 •	19	20
4.723% due 12/01/2032 •	12	12
4.729% due 10/01/2027 •	10	11
4.730% due 03/01/2033 •	69	72
4.736% due 07/01/2035 •	193	204
4.744% due 05/01/2032 •	140	145
4.746% due 09/01/2026 •	18	18
4.748% due 08/01/2030 •	2	2
4.756% due 09/01/2024 •	5	5
4.771% due 11/01/2029 •	308	320
4.782% due 07/01/2027 •	12	12
4.794% due 07/01/2024 •	12	12
4.805% due 02/01/2029 •	27	28
4.816% due 09/01/2028 •	6	7
4.825% due 09/01/2027 •	17	17
4.830% due 07/01/2030 •	3	3
4.835% due 12/01/2026 •	5	5
4.850% due 05/01/2032 •	1	1
4.853% due 02/01/2031 •	1	1
4.868% due 08/01/2027 •	4	4
4.873% due 07/01/2028 •	98	102
4.875% due 11/01/2027 - 03/01/2033 •	38	39
4.898% due 12/01/2029 •	29	30
4.900% due 02/01/2029 •	8	9
4.911% due 05/01/2032 •	124	130
4.947% due 10/01/2024 •	11	12
5.000% due 10/01/2021 - 07/01/2041	15,978	17,498
5.040% due 02/01/2027 •	92	95
5.056% due 04/01/2036 •	51	55
5.235% due 03/01/2027 •	2	2
5.500% due 12/01/2022 - 06/01/2041	31,409	35,272
5.634% due 05/15/2041	4,005	4,790
5.745% due 10/15/2040 •	18	20
6.000% due 10/01/2021 - 05/01/2040	5,617	6,407
6.250% due 12/15/2028	158	174
6.500% due 03/15/2021 - 10/25/2043	2,286	2,605
6.666% due 05/15/2035 •	3,589	4,356
7.000% due 11/15/2020 - 12/01/2032	118	126
7.000% due 10/25/2023 (a)	10	1
7.400% due 02/01/2021	1	1
7.500% due 03/01/2022 - 01/15/2030	88	104
7.500% due 08/15/2029 (a)	3	1
7.599% due 01/15/2035 •	4,986	6,105
7.645% due 05/01/2025	422	479
8.000% due 06/01/2030 - 09/01/2030	2	2
8.500% due 08/01/2024 - 08/01/2027	41	46
9.000% due 12/15/2020	2	2
9.500% due 12/15/2020	9	9
9.500% due 11/01/2021 (a)	1	0

Freddie Mac UMBS
2.500% due 01/01/2047	1,854	1,852

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.000% due 03/20/2035 (b)(d)	$348	$325
0.389% due 06/16/2043 ~(a)	24,883	181
0.766% due 06/20/2042	2,380	79
0.978% due 12/20/2045 ~(a)	1,657	44
0.991% due 03/16/2051 ~(a)	918	6
1.159% due 09/20/2045 ~(a)	2,802	97
1.219% due 11/20/2045 ~(a)	1,696	58
1.230% due 08/20/2045 ~(a)	839	27
1.345% due 06/20/2042 ~(a)	2,181	78
1.411% due 06/20/2043 ~(a)	1,804	61
2.500% due 03/20/2027 - 10/15/2046	4,778	4,858
2.977% due 01/20/2059 •	597	607
2.999% due 10/20/2058 •	398	406
3.000% due 05/20/2039 - 06/20/2046 (a)	4,173	247
3.000% due 12/15/2042 - 02/15/2047	3,482	3,580
3.375% due 03/20/2027	4	4
3.479% due 09/20/2045	1,736	2,184
3.500% due 11/15/2041 - 05/20/2049	82,592	79,097
3.500% due 08/20/2042 - 09/20/2046 (a)	9,493	1,318
3.500% due 03/20/2047 - 02/20/2048 (f)	33,610	35,441
3.750% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	374	382
3.750% due 08/20/2024 - 07/20/2035 •	6,310	6,570
3.875% (H15T1Y + 1.500%) due 04/20/2021 - 06/20/2026 ~	607	620
3.875% due 04/20/2027 - 04/20/2033 •	3,637	3,778
4.000% (H15T1Y + 1.500%) due 07/20/2020 - 03/20/2026 ~	399	409
4.000% due 01/20/2027 - 02/20/2032 •	537	550
4.000% due 09/15/2040 - 09/20/2049	95,454	100,951
4.000% due 06/20/2047 - 06/20/2049 (f)	36,491	38,137
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2025 ~	7	7
4.125% due 12/20/2027 - 12/20/2032 •	1,013	1,050
4.500% due 01/20/2034 •	2,105	2,231
4.500% due 06/15/2035 - 03/20/2049	38,285	40,696
4.500% due 04/20/2045 - 05/20/2049 (f)	18,891	20,005
5.000% due 03/15/2033 - 05/20/2049	44,324	48,199
5.000% due 02/20/2049 - 06/20/2049 (f)	32,585	34,486
5.500% due 05/15/2031 - 04/20/2049	12,739	14,282
6.000% due 09/15/2036 - 12/15/2040	1,745	1,963
6.500% due 10/15/2023 - 07/15/2039	2,542	2,892
7.000% due 09/15/2025 - 09/20/2028	19	20
7.500% due 12/15/2022 - 11/15/2031	41	43
7.750% due 10/15/2025	9	9
8.000% due 06/15/2024 - 09/15/2031	70	82
8.500% due 06/15/2027 - 01/20/2031	313	338
9.000% due 04/15/2020 - 09/15/2030	27	27
9.500% due 12/15/2021	1	1

Ginnie Mae, TBA
3.000% due 10/01/2049 - 11/01/2049	197,250	202,292
3.500% due 10/01/2049 - 11/01/2049	236,812	245,289
4.000% due 10/01/2049 - 11/01/2049	237,550	247,075

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	123

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 10/01/2049 - 11/01/2049	$61,800	$64,679
5.000% due 10/01/2049	1,000	1,069

Small Business Administration
5.370% due 04/01/2028	1,890	2,038
5.490% due 05/01/2028	2,147	2,294
5.870% due 05/01/2026 - 07/01/2028	1,520	1,653
6.220% due 12/01/2028	268	295
7.190% due 12/01/2019	1	1
7.220% due 11/01/2020	18	18

Vendee Mortgage Trust
6.361% due 01/15/2030	177	202
6.500% due 03/15/2029	403	451

Total U.S. Government Agencies (Cost $4,001,421)		4,039,415

NON-AGENCY MORTGAGE-BACKED SECURITIES 16.2%

Adjustable Rate Mortgage Trust
4.602% due 09/25/2035 ^~	496	479

AREIT Trust
3.008% due 11/14/2035 •	14,121	14,147

Banc of America Funding Trust
2.624% due 05/20/2035 ^•	420	375
5.753% due 10/25/2036 ^þ	947	916
5.837% due 01/25/2037 ^þ	825	825

Banc of America Mortgage Trust
4.437% due 02/25/2036 ^~	227	215
4.701% due 07/25/2034 ~	2	3
4.973% due 07/20/2032 ~	4	4
5.154% due 06/20/2031 ~	103	108
6.500% due 10/25/2031	11	12

Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	2	2
4.433% due 02/25/2033 ~	3	3
4.774% due 08/25/2033 ~	149	152
4.852% due 08/25/2033 ~	278	289
5.020% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
3.825% due 11/25/2036 ^~	613	513
3.992% due 11/25/2036 ^~	255	237
4.053% due 11/25/2036 ~	576	538
4.496% due 05/25/2035 ~	276	281

Bear Stearns Mortgage Securities, Inc.
4.214% due 06/25/2030 ~	1	1

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	1,127	982

BellaVista Mortgage Trust
2.307% due 05/20/2045 •	270	218

BX Commercial Mortgage Trust
2.778% due 11/15/2035 •	37,379	37,415
3.328% due 11/15/2035 •	22,773	22,810

Chase Mortgage Finance Trust
3.972% due 09/25/2036 ^~	39	37

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.198% due 05/25/2036 •	138	139
2.268% due 08/25/2035 •	239	238
2.742% due 01/25/2035 ~	300	297

Citigroup Mortgage Loan Trust
3.228% due 03/25/2082 þ	2,392	2,398
4.566% due 08/25/2035 ^~	249	224
4.810% due 05/25/2035 •	5	5

Citigroup Mortgage Loan Trust, Inc.
4.680% due 09/25/2035 •	255	262

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	783	775

Commercial Mortgage Trust
2.099% due 07/10/2046 ~(a)	12,239	103

Countrywide Alternative Loan Resecuritization Trust
3.653% due 03/25/2047 ~	1	1
6.000% due 08/25/2037 ^~	122	85

Countrywide Alternative Loan Trust
2.188% due 01/25/2037 ^•	82	80
2.218% due 05/25/2036 •	51	46

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.228% due 05/25/2035 •	$805	$775
2.238% due 05/25/2035 •	152	144
2.244% due 07/20/2046 ^•	498	416
2.268% due 05/25/2035 •	217	193
2.268% due 09/25/2046 ^•	3,729	2,748
2.268% due 10/25/2046 ^•	642	465
2.278% due 07/25/2046 ^•	1,676	1,147
2.298% due 12/25/2035 •	229	228
2.324% due 09/20/2046 •	6,331	4,005
2.358% due 10/25/2046 ^•	1,742	1,072
2.368% due 06/25/2047 ^•	25	4
6.250% due 11/25/2036 ^	1,017	938

Countrywide Home Loan Mortgage Pass-Through Trust
2.318% due 04/25/2046 ^•	112	5
2.358% due 03/25/2036 •	333	134
2.368% due 02/25/2036 ^•	156	38
2.478% due 05/25/2035 •	808	754
2.558% due 02/25/2035 •	120	117
2.598% due 04/25/2035 •	510	499
2.658% due 03/25/2035 •	64	60
2.678% due 02/25/2035 •	494	495
2.698% due 02/25/2035 •	12	12
2.818% due 03/25/2035 ^•	32	2
3.803% due 08/25/2034 ^~	215	206
3.838% due 02/20/2036 ^~	240	211
3.864% due 09/25/2047 ^~	537	514
4.162% due 09/25/2034 ^~	164	158
4.463% due 06/19/2031 ~	5	5
4.750% due 07/19/2031 ~	5	5

Credit Suisse First Boston Mortgage Securities Corp.
4.205% due 06/25/2033 ~	11	11
5.329% due 06/25/2032 ~	4	4

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	2,172	2,187

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	2,248	1,093

Credit Suisse Mortgage Capital Trust
4.789% due 05/27/2053 ~	5,072	5,694

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.118% due 10/25/2036 ^•	13	10

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	4	4

First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031	6	6

GreenPoint Mortgage Funding Trust
2.218% due 12/25/2046 ^•	2,300	2,205
2.288% due 04/25/2036 ^•	176	576

GreenPoint Mortgage Funding Trust Pass-Through Certificates
4.775% due 10/25/2033 ~	25	26

GSR Mortgage Loan Trust
2.278% due 08/25/2046 •	2,938	1,588
3.916% due 06/25/2034 ~	21	21
4.150% due 04/25/2036 ~	205	184

HarborView Mortgage Loan Trust
2.187% due 03/19/2037 •	375	362
2.236% due 07/21/2036 •	404	349
2.277% due 05/19/2046 ^•	660	305
3.454% due 11/19/2034 ~	56	52
4.490% due 08/19/2036 ^~	218	210
4.493% due 07/19/2035 ^~	7	6
4.544% due 08/19/2034 ~	1,280	1,292

HomeBanc Mortgage Trust
2.198% due 12/25/2036 •	161	160
2.878% due 08/25/2029 •	277	269

Impac Secured Assets Trust
2.168% due 11/25/2036 •	871	829

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~	4	4

IndyMac Mortgage Loan Trust
2.228% due 05/25/2046 •	1,002	989
2.318% due 11/25/2035 ^•	136	106
2.318% due 06/25/2037 ^•	397	253
2.498% due 04/25/2035 •	77	76
2.498% due 07/25/2035 •	793	792
2.658% due 02/25/2035 •	174	172
3.740% due 01/25/2036 ^~	717	646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.889% due 08/25/2035 ^~	$768	$701
3.927% due 01/25/2036 ^~	1	1
4.245% due 12/25/2034 ~	5	5

JPMorgan Mortgage Trust
2.918% due 12/25/2049 •	35,774	35,960
2.968% due 08/25/2049 •	26,496	26,619
4.168% due 10/25/2035 ~	928	894

Lehman XS Trust
2.338% due 11/25/2046 ^•	1,568	1,375

Luminent Mortgage Trust
2.378% due 12/25/2036 ^•	908	859

MASTR Adjustable Rate Mortgages Trust
2.258% due 05/25/2037 •	497	313
2.618% due 05/25/2047 ^•	2,480	3,606
2.698% due 05/25/2047 ^•	2,103	2,297

MASTR Asset Securitization Trust
5.000% due 12/25/2019	1	1

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	100	104

MASTR Seasoned Securitization Trust
4.439% due 10/25/2032 ~	187	190

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •	280	284
2.908% due 11/15/2031 •	34	34

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •	393	385
2.508% due 06/15/2030 •	309	309

Merrill Lynch Alternative Note Asset Trust
2.318% due 03/25/2037 •	1,102	473

Merrill Lynch Mortgage Investors Trust
2.739% due 10/25/2028 •	31	31
4.128% due 04/25/2035 ~	9	9
4.193% due 01/25/2029 ~	1,655	1,637

Morgan Stanley Mortgage Loan Trust
2.528% due 02/25/2047 •	1,068	657
4.165% due 07/25/2035 ^~	737	692

Mortgage Equity Conversion Asset Trust
2.300% due 01/25/2042 •	26,589	24,893
2.310% due 05/25/2042 •	10,775	9,986
2.400% due 02/25/2042 •	3,762	3,571

Nomura Asset Acceptance Corp. Alternative Loan Trust
7.000% due 02/19/2030 ~	196	202

Prime Mortgage Trust
2.418% due 02/25/2034 •	25	24
4.750% due 11/25/2019	1	1

Residential Accredit Loans, Inc. Trust
2.288% due 05/25/2046 ^•	704	630
4.066% due 08/25/2035 ^~	516	321

Residential Funding Mortgage Securities, Inc. Trust
4.337% due 09/25/2035 ^~	959	799

Sequoia Mortgage Trust
2.697% due 04/19/2027 •	31	31
2.757% due 10/19/2026 •	14	14
2.804% due 10/20/2027 •	227	222
2.890% due 11/22/2024 •	1	1
3.659% due 01/20/2047 ^~	597	485

Structured Adjustable Rate Mortgage Loan Trust
2.753% due 06/25/2034 •	463	451
3.531% due 10/25/2037 ^•	1,230	1,150
3.790% due 11/25/2035 ^~	559	532
4.039% due 01/25/2035 ~	523	529
4.159% due 08/25/2035 ~	12	12
4.237% due 07/25/2035 ^~	39	37
4.406% due 07/25/2034 ~	26	27

Structured Asset Mortgage Investments Trust
2.208% due 06/25/2036 •	263	265
2.228% due 05/25/2036 •	974	929
2.278% due 03/25/2037 •	132	89
2.307% due 07/19/2035 •	1,638	1,629
2.318% due 08/25/2036 ^•	3,246	2,868
2.478% due 05/25/2045 •	1,104	1,106
2.717% due 09/19/2032 •	798	792
2.717% due 10/19/2034 •	107	108
2.757% due 03/19/2034 •	465	468

124	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments, Inc.
0.799% due 05/02/2030 ~	$54	$6

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.404% due 06/25/2033 ~	10	10

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	1,252	672
5.970% due 09/25/2036 ^þ	9,085	719
6.015% due 07/25/2037 þ	2,194	1,508

Thornburg Mortgage Securities Trust
4.487% due 06/25/2043 ~	418	429

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •	885	898
2.308% due 10/25/2045 •	84	83
2.348% due 01/25/2045 •	953	948
2.405% due 01/25/2047 •	1,011	1,013
2.518% due 07/25/2044 •	131	134
2.658% due 01/25/2045 •	227	227
2.658% due 07/25/2045 •	40	40
2.718% due 12/25/2045 •	832	634
3.286% due 11/25/2046 •	276	261
3.446% due 02/25/2046 •	1,003	1,027
3.536% due 04/25/2037 ^~	853	786
3.646% due 11/25/2042 •	46	45
3.675% due 12/25/2036 ^~	886	849
3.846% due 06/25/2042 •	238	238
3.846% due 08/25/2042 •	502	494
4.166% due 12/25/2035 ~	221	221
4.319% due 09/25/2033 ~	120	125
4.406% due 08/25/2033 ~	294	305
4.863% due 03/25/2034 ~	6	6

Washington Mutual Mortgage Pass-Through Certificates Trust
2.268% due 07/25/2046 ^•	28	29
4.302% due 11/25/2030 ~	157	162
6.268% due 07/25/2036 þ	2,684	1,146

Wells Fargo Commercial Mortgage Trust
1.923% due 10/15/2045 ~(a)	36,622	1,579

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	333	296
4.658% due 10/25/2033 ~	57	58
4.887% due 12/25/2033 ~	153	160
4.968% due 06/25/2035 ~	221	232
4.975% due 07/25/2034 ~	18	18

Total Non-Agency Mortgage-Backed Securities (Cost $261,156)		266,014

ASSET-BACKED SECURITIES 19.8%

ABFS Mortgage Loan Trust
6.785% due 07/15/2033 þ	810	631

ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •	174	90
2.718% due 08/25/2030 •	14	14
3.068% due 07/25/2034 •	581	585

AFC Home Equity Loan Trust
2.828% due 06/25/2029 •	194	169

Allegro CLO Ltd.
3.486% due 01/30/2026 •	1,663	1,664

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •	185	183

AMRESCO Residential Securities Corp. Mortgage Loan Trust
2.513% due 06/25/2028 •	3	3
2.648% due 09/25/2028 •	201	202
2.958% due 06/25/2029 •	188	183

Apex Credit CLO Ltd.
3.306% due 10/27/2028 •	6,200	6,214

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.508% due 10/25/2035 •	7,500	7,529

Asset-Backed Funding Certificates Trust
2.718% due 06/25/2034 •	191	190
3.038% due 03/25/2032 •	333	334

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •	$1	$1
2.548% due 06/15/2031 •	183	173
2.963% due 09/25/2034 •	2,978	3,013

Atrium Corp.
3.108% due 04/22/2027 •	2,500	2,496

B&M CLO Ltd.
3.052% due 04/16/2026 •	1,772	1,772

Bayview Financial Acquisition Trust
2.394% due 05/28/2037 •	1,373	1,293

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	235	236

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 þ	447	450

Bear Stearns Asset-Backed Securities Trust
2.418% due 09/25/2046 •	968	940
2.993% due 02/25/2034 •	362	370
3.218% due 10/25/2032 •	89	89
3.518% due 11/25/2042 •	302	310
4.868% due 06/25/2043 ~	17	17

Benefit Street Partners CLO Ltd.
3.528% due 01/20/2029 •	14,500	14,525

Brookside Mill CLO Ltd.
3.123% due 01/17/2028 •	2,900	2,888

CDC Mortgage Capital Trust
3.068% due 01/25/2033 •	315	316

Centex Home Equity Loan Trust
2.318% due 01/25/2032 •	95	93
2.868% due 01/25/2032 •	343	340

Chase Funding Trust
2.618% due 07/25/2033 •	21	21
2.658% due 08/25/2032 •	486	479
2.678% due 11/25/2032 •	278	274

CIFC Funding Ltd.
3.083% due 04/15/2027 •	5,251	5,242
3.136% due 10/25/2027 •	4,300	4,292

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	389	389
2.993% due 12/25/2031 •	224	224

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •	4,431	4,491

Citigroup Global Markets Mortgage Securities, Inc.
3.368% due 01/25/2032 •	326	328
6.930% due 08/25/2028	97	99

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •	210	167

Citigroup Mortgage Loan Trust, Inc.
2.288% due 08/25/2036 •	3,170	3,141

Columbia Cent CLO Ltd.
3.426% due 10/25/2028 •	12,300	12,311

Conseco Finance Corp.
6.240% due 12/01/2028	83	84

Conseco Finance Home Equity Loan Trust
3.528% due 05/15/2032 •	158	158

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 •	1,452	1,323
2.218% due 09/25/2037 •	797	673
2.918% due 06/25/2033 •	18	18
3.018% due 09/25/2032 •	1,351	1,319

Countrywide Asset-Backed Certificates Trust
2.918% due 10/25/2047 •	1,392	1,366

Credit Suisse First Boston Mortgage Securities Corp.
2.378% due 05/25/2044 •	111	111
2.758% due 08/25/2032 •	142	140

Credit-Based Asset Servicing & Securitization LLC
3.118% due 04/25/2032 •	41	42

Credit-Based Asset Servicing & Securitization Trust
2.088% due 01/25/2037 ^•	308	130

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •	3,368	3,369

Delta Funding Home Equity Loan Trust
2.848% due 09/15/2029 •	12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ellington Loan Acquisition Trust
3.068% due 05/25/2037 •	$1,772	$1,778
3.118% due 05/25/2037 •	722	723

EMC Mortgage Loan Trust
2.758% due 05/25/2040 •	228	228

EquiFirst Mortgage Loan Trust
2.498% due 01/25/2034 •	113	111

FIRSTPLUS Home Loan Owner Trust
7.670% due 05/10/2024 þ	397	107

Flagship Ltd.
3.398% due 01/20/2026 •	659	659

Fremont Home Loan Trust
2.258% due 08/25/2036 •	7,285	3,202

Gallatin CLO Ltd.
3.328% due 01/21/2028 •	8,700	8,694
3.353% (US0003M + 1.050%) due 07/15/2027 ~	6,225	6,228

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •	45	26

GMAC Mortgage Corp. Home Equity Loan Trust
2.498% due 01/25/2029 •	27	26

GSAMP Trust
2.318% due 10/25/2036 ^•	7,943	578
2.418% due 02/25/2033 •	168	168

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •	942	749

IMC Home Equity Loan Trust
7.520% due 08/20/2028	15	16

Jamestown CLO Ltd.
2.993% due 07/15/2026 •	2,149	2,146

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •	9,900	9,861

JPMorgan Mortgage Acquisition Trust
2.098% due 08/25/2036 •	44	25
2.278% due 03/25/2037 •	300	298

LCM LP
3.318% due 10/20/2027 •	1,450	1,450

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	5,336	5,456

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	62	61
3.068% due 10/25/2034 •	583	576
3.443% due 03/25/2032 •	382	384

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •	9,600	9,524

Marathon CLO Ltd.
3.022% due 11/21/2027 •	2,200	2,192

MASTR Asset-Backed Securities Trust
2.768% due 12/25/2034 ^•	865	861

Merrill Lynch Mortgage Investors Trust
2.078% due 10/25/2037 ^•	1,480	600
2.098% due 09/25/2037 •	227	130
2.738% due 06/25/2035 •	303	301

MESA Trust
2.818% due 12/25/2031 •	294	292

Mid-State Trust
6.340% due 12/15/2036	466	497
7.791% due 03/15/2038	749	834

Morgan Stanley Mortgage Loan Trust
2.378% due 04/25/2037 •	275	130
5.750% due 04/25/2037 ^~	692	475
6.000% due 02/25/2037 ^~	1,262	1,004

Mountain Hawk CLO Ltd.
3.098% due 07/20/2024 •	865	866

Mountain View CLO Ltd.
3.123% due 10/13/2027 •	4,600	4,586

NovaStar Mortgage Funding Trust
2.148% due 03/25/2037 •	2,200	1,642

OCP CLO Ltd.
3.087% due 10/26/2027 •	6,880	6,869
3.153% due 04/17/2027 •	1,375	1,377

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •	3,145	3,146

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	125

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •	$689	$470
2.798% due 02/25/2035 •	3,903	3,871

Option One Mortgage Loan Trust Asset-Backed Certificates
2.478% due 11/25/2035 •	400	393

OZLM Ltd.
3.316% due 04/30/2027 •	2,500	2,502
3.346% due 07/30/2027 •	7,000	6,981

Palmer Square Loan Funding Ltd.
3.058% due 11/15/2026 •	2,649	2,648
3.493% due 04/20/2027 •	5,600	5,601

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.768% due 07/25/2035 •	482	484

Renaissance Home Equity Loan Trust
2.378% due 11/25/2034 •	171	163
2.778% due 12/25/2032 •	21	21
2.898% due 08/25/2033 •	241	242
3.018% due 12/25/2033 •	1,393	1,396
3.218% due 08/25/2032 •	542	542

Residential Asset Mortgage Products Trust
2.648% due 09/25/2035 •	1,829	1,784

Residential Asset Securities Corp. Trust
2.598% due 06/25/2033 •	75	69

Residential Mortgage Loan Trust
3.518% due 09/25/2029 •	63	63

SACO Trust
2.538% due 06/25/2036 ^•	123	119

Saxon Asset Securities Trust
2.698% due 12/26/2034 •	366	367

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	2,387	781

SLM Student Loan Trust
2.446% due 07/25/2023 •	145	145
3.319% due 12/15/2033 •	2,711	2,688
3.776% due 04/25/2023 •	13,345	13,431

Sound Point CLO Ltd.
3.168% due 01/20/2028 •	4,000	3,996

Soundview Home Loan Trust
2.078% due 11/25/2036 •	71	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
3.218% due 10/25/2035 •	$574	$549

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	17,752	17,955

Staniford Street CLO Ltd.
3.299% due 06/15/2025 •	519	520

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	1,057	1,059

Structured Asset Investment Loan Trust
2.678% due 04/25/2035 •	1,347	1,352
2.993% due 09/25/2034 •	548	540
3.293% due 12/25/2034 •	976	993
3.443% due 04/25/2034 •	190	192

Structured Asset Securities Corp. Trust
2.478% due 09/25/2035 •	900	881

Symphony CLO Ltd.
3.183% due 04/15/2028 •	2,100	2,094

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •	1,100	1,100

TICP CLO Ltd.
3.118% due 04/20/2028 •	9,000	8,999

Tralee CLO Ltd.
3.388% due 10/20/2028 •	7,800	7,782
4.081% due 07/20/2029	12,800	12,752

UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^~	702	695

UPS Capital Business Credit
2.608% due 04/15/2026 •	75	2

Utah State Board of Regents
2.768% due 01/25/2057 •	11,835	11,837

Venture CDO Ltd.
3.183% due 04/15/2027	10,000	9,965

Venture CLO Ltd.
3.123% due 04/15/2027 •	7,207	7,199
3.183% due 07/15/2027 •	5,100	5,106
3.428% due 10/22/2031 •	7,000	7,001

Voya CLO Ltd.
2.996% due 07/25/2026 •	4,414	4,410

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2.648% due 04/25/2034 •	536	515

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zais CLO Ltd.
3.453% due 04/15/2028 •	$7,600	$7,610

Total Asset-Backed Securities (Cost $335,178)		326,287

SHORT-TERM INSTRUMENTS 1.3%

REPURCHASE AGREEMENTS (e) 0.3%
		5,029

U.S. TREASURY BILLS 1.0%
1.953% due 10/22/2019 - 12/05/2019 (c)(d)(h)(j)	17,098	17,048

Total Short-Term Instruments (Cost $22,073)		22,077

Total Investments in Securities (Cost $4,625,908)		4,658,961

	SHARES
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short-Term Floating NAV Portfolio III	2,112,015	20,894

Total Short-Term Instruments (Cost $20,892)		20,894

Total Investments in Affiliates (Cost $20,892)		20,894

Total Investments 284.0% (Cost $4,646,800)		$4,679,855

Financial Derivative Instruments (g)(i) 0.2% (Cost or Premiums, net $(11,120))		2,800

Other Assets and Liabilities, net (184.2)%		(3,034,744)

Net Assets 100.0%		$1,647,911

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,029	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,133)	$5,029	$5,029

Total Repurchase Agreements						$(5,133)	$5,029	$5,029

126	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.290%	09/17/2019	10/16/2019	$(25,976)	$(26,000)
IND	2.260	09/12/2019	10/10/2019	(353,237)	(353,658)

Total Reverse Repurchase Agreements					$(379,658)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.260%	08/16/2019	10/08/2019	$(28,649)	$(28,732)

Total Sale-Buyback Transactions					$(28,732)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.7)%
Fannie Mae UMBS, TBA	4.000%	10/01/2034	$16,200	$(16,861)	$(16,855)
Fannie Mae UMBS, TBA	4.000	11/01/2034	23,000	(23,916)	(23,931)
Fannie Mae UMBS, TBA	5.500	10/01/2049	34,800	(37,668)	(37,680)
Ginnie Mae, TBA	5.000	10/01/2049	14,200	(15,000)	(15,048)

Total Short Sales (5.7)%				$(93,445)	$(93,514)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(26,000)	$0	$(26,000)	$26,923	$923
FICC	5,029	0	0	5,029	(5,133)	(104)
IND	0	(353,658)	0	(353,658)	363,652	9,994

Master Securities Forward Transaction Agreement
UBS	0	0	(28,732)	(28,732)	28,554	(178)

Total Borrowings and Other Financing Transactions	$5,029	$(379,658)	$(28,732)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(379,658)	$0	$0	$(379,658)

Total	$0	$(379,658)	$0	$0	$(379,658)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(28,732)	0	0	(28,732)

Total	$0	$(28,732)	$0	$0	$(28,732)

Total Borrowings	$0	$(408,390)	$0	$0	$(408,390)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(408,390)

(f)	Securities with an aggregate market value of $419,829 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	127

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(500,966) at a weighted average interest rate of 2.535%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(13) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2019	54	$ 13,235	$21	$0	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	101	$ (13,162)	$83	$8	$0

Total Futures Contracts				$104	$8	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	53,100	$1,982	$(3,149)	$(1,167)	$18	$0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	07/12/2023		29,400	30	(520)	(490)	6	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		67,600	301	(4,174)	(3,873)	13	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		173,700	(6,834)	(11,018)	(17,852)	41	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		13,300	(762)	(341)	(1,103)	3	0
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		34,100	0	5,346	5,346	0	(16)
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		15,300	0	1,532	1,532	0	(7)
Pay	3-Month USD-LIBOR	2.757	Semi-Annual	02/01/2029		8,500	0	896	896	0	(7)
Pay	3-Month USD-LIBOR	2.710	Semi-Annual	02/05/2029		8,500	0	864	864	0	(3)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		11,800	(20)	(455)	(475)	2	0
Receive(1)	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		23,100	(2,308)	(236)	(2,544)	6	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		39,500	(470)	(213)	(683)	8	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		22,800	(403)	(524)	(927)	5	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		11,200	(11)	(445)	(456)	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		6,650	(227)	(1,399)	(1,626)	0	(10)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,800	402	(1,118)	(716)	0	(5)
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,100	(15)	(129)	(144)	0	(3)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		1,200	(17)	43	26	0	(2)
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		11,100	(66)	(26)	(92)	0	(15)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		23,300	213	293	506	0	(31)

Total Swap Agreements							$(8,205)	$(14,773)	$(22,978)	$105	$(99)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$105	$113	$0	$0	$(99)	$(99)

(h)

Securities with an aggregate market value of $1,221 and cash of $19,718 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

128	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.313%	10/03/2019	21,100	$76	$0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.319	10/03/2019	9,600	35	0

GLM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.727	11/06/2019	91,000	455	358

							$ 566	$358

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$67.500	10/03/2019	241,000	$10	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	52,500	2	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	76.000	10/03/2019	102,000	4	0

JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	70.000	11/06/2019	24,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	71.000	10/03/2019	26,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.813	10/03/2019	31,000	116	2
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	72.000	11/06/2019	30,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	101.969	11/06/2019	152,000	119	148
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	8,000	0	0
	Put - OTC Fannie Mae UMBS, TBA 5.000% due 11/01/2049	76.000	11/06/2019	112,000	4	0
	Put - OTC Ginnie Mae, TBA 3.000% due 11/01/2049	72.000	11/06/2019	20,000	1	0

SAL	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2034	66.000	10/10/2019	106,000	4	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	70.000	10/03/2019	136,300	5	0
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	68.000	11/06/2019	5,000	0	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2034	67.000	10/10/2019	75,000	3	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	70.000	10/03/2019	406,700	16	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	70.000	11/06/2019	31,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	71.000	11/06/2019	29,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2034	68.000	10/10/2019	49,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.000	10/03/2019	405,000	16	0
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2034	134.000	10/10/2019	23,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	73.000	10/03/2019	186,000	7	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	6,000	0	0
	Put - OTC Fannie Mae UMBS, TBA 4.500% due 10/01/2049	74.000	10/03/2019	186,000	7	0
	Put - OTC Fannie Mae UMBS, TBA 4.500% due 11/01/2049	75.000	11/06/2019	15,000	1	0
	Call - OTC Fannie Mae UMBS, TBA 5.500% due 10/01/2049	136.000	10/03/2019	17,500	1	0
	Put - OTC Fannie Mae, TBA 2.000% due 10/01/2034	65.000	10/10/2019	33,000	1	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2049	71.000	10/11/2019	47,000	2	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2049	72.000	10/11/2019	16,400	1	0
	Put - OTC Ginnie Mae, TBA 3.000% due 11/01/2049	72.000	11/13/2019	113,000	5	0
	Put - OTC Ginnie Mae, TBA 3.500% due 10/01/2049	73.000	10/11/2019	6,500	0	0
	Put - OTC Ginnie Mae, TBA 3.500% due 11/01/2049	73.000	11/13/2019	214,000	8	0
	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2049	73.500	10/11/2019	251,500	10	0
	Put - OTC Ginnie Mae, TBA 4.000% due 11/01/2049	74.000	11/13/2019	40,000	2	0
	Put - OTC Ginnie Mae, TBA 4.500% due 10/01/2049	74.000	10/11/2019	56,000	2	0

					$355	$150

Total Purchased Options					$921	$508

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	$101.672	10/03/2019	29,000	$(152)	$(67)

GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.203	10/03/2019	18,500	(58)	0
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	30,000	(155)	(15)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.781	10/03/2019	30,000	(155)	(92)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.906	11/06/2019	15,000	(61)	(33)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.016	11/06/2019	14,500	(20)	(15)
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	102.055	11/06/2019	14,500	(20)	(16)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	129

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 2.500% due 10/01/2049	$98.547	10/03/2019	15,000	$(48)	$(2)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.172	11/06/2019	121,300	(531)	(276)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	98.766	11/06/2019	65,000	(162)	(238)
	Put - OTC Fannie Mae UMBS, TBA 2.500% due 11/01/2049	99.000	11/06/2019	22,000	(94)	(97)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.125	10/03/2019	15,000	(47)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	99.211	10/03/2019	40,500	(122)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.203	10/03/2019	31,000	(43)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.328	10/03/2019	7,000	(15)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.508	10/03/2019	31,000	(73)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.672	10/03/2019	15,000	(33)	(1)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	23,500	(89)	(172)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	100.797	10/03/2019	23,500	(89)	(2)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.023	10/03/2019	24,000	(78)	(123)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	102.328	10/03/2019	7,000	(11)	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.094	11/06/2019	11,500	(23)	(10)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.484	11/06/2019	20,500	(72)	(27)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.852	11/06/2019	7,500	(17)	(15)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.094	11/06/2019	11,500	(16)	(18)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	99.926	12/05/2019	23,000	(79)	(35)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	101.664	12/05/2019	6,500	(19)	(26)
	Call - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	103.922	10/03/2019	27,000	(32)	(6)

SAL	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	101.359	10/03/2019	18,000	(43)	(44)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	100.844	11/06/2019	22,500	(49)	(46)
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.047	11/06/2019	15,000	(61)	(39)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	101.922	12/05/2019	22,500	(58)	(66)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 12/01/2049	102.172	12/05/2019	22,000	(51)	(45)

Total Written Options					$(2,576)	$(1,526)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(2)

		Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
Counterparty	Reference Obligation								Asset	Liability
BRC	Specialty Underwriting & Residential Finance Trust 4.354% due 02/25/2035	(1.240)%	Monthly	02/25/2035	$	141	$0	$(1)	$0	$(1)

UAG	Merrill Lynch Mortgage Trust 5.603% due 06/12/2043 «	(1.080)	Monthly	06/12/2043		3,713	0	3,580	3,580	0

							$0	$3,579	$3,580	$(1)

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(3)

		Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
Counterparty	Reference Obligation								Asset	Liability
GST	Ameriquest Mortgage Securities, Inc. 3.364% due 09/25/2034	0.960%	Monthly	09/25/2034	$	663	$(226)	$230	$4	$0
	Encore Credit Receivables Trust 3.094% due 07/25/2035	0.690	Monthly	07/25/2035		2,947	(1,031)	746	0	(285)
	Structured Asset Investment Loan Trust 4.354% due 11/25/2034	1.950	Monthly	11/25/2034		3	(3)	3	0	0

							$(1,260)	$979	$4	$(285)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.740%	Quarterly	12/18/2019	$	50,000	$0	$72	$72	$0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.753	Quarterly	12/18/2019		160,000	0	210	210	0
	Pay	3-Month MTGEFNCL versus USSW10 Index Spread	0.605	Quarterly	12/20/2019		95,000	0	264	264	0

								$0	$546	$546	$0

130	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	632,262	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2038	$4,110	$0	$(22)	$0	$(22)
	Pay	IOS.FN.550.08 Index	185,652	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,021	0	(4)	0	(4)

JPS	Pay	IOS.FN.600.08 Index	369,950	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	2,219	0	(9)	0	(9)

SAL	Pay	IOS.FN.550.08 Index	259,050	2.039% (1-Month USD-LIBOR)	Monthly	01/12/2039	1,425	0	(5)	0	(5)

								$0	$(40)	$0	$(40)

Total Swap Agreements								$(1,260)	$5,064	$4,130	$(326)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BRC	$0	$0	$0	$0	$0	$0	$(1)	$(1)	$(1)	$(300)	$(301)
DUB	0	0	0	0	0	0	(26)	(26)	(26)	(30)	(56)
FAR	0	0	0	0	0	(67)	0	(67)	(67)	255	188
GLM	0	358	0	358	0	0	0	0	358	(480)	(122)
GSC	0	0	0	0	0	(171)	0	(171)	(171)	383	212
GST	0	0	4	4	0	0	(285)	(285)	(281)	283	2
JPM	0	150	0	150	0	(1,048)	0	(1,048)	(898)	1,032	134
JPS	0	0	546	546	0	0	(9)	(9)	537	(380)	157
SAL	0	0	0	0	0	(240)	(5)	(245)	(245)	301	56
UAG	0	0	3,580	3,580	0	0	0	0	3,580	(3,610)	(30)

Total Over the Counter	$0	$508	$4,130	$4,638	$0	$(1,526)	$(326)	$(1,852)

(j)

Securities with an aggregate market value of $2,254 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Schedule of Investments PIMCO Mortgage and Short-Term Investments Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	0	0	0	105	105

	$0	$0	$0	$0	$113	$113

Over the counter
Purchased Options	$0	$0	$0	$0	$508	$508
Swap Agreements	0	3,584	0	0	546	4,130

	$0	$3,584	$0	$0	$1,054	$4,638

	$0	$3,584	$0	$0	$1,167	$4,751

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$99	$99

Over the counter
Written Options	$0	$0	$0	$0	$1,526	$1,526
Swap Agreements	0	286	0	0	40	326

	$0	$286	$0	$0	$1,566	$1,852

	$0	$286	$0	$0	$1,665	$1,951

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	(232)	(232)
Swap Agreements	0	0	0	0	(17,944)	(17,944)

	$0	$0	$0	$0	$(18,179)	$(18,179)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,665)	$(1,665)
Written Options	0	0	0	0	2,269	2,269
Swap Agreements	0	257	0	0	73	330

	$0	$257	$0	$0	$677	$934

	$0	$257	$0	$0	$(17,502)	$(17,245)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$464	$464
Swap Agreements	0	0	0	0	(8,501)	(8,501)

	$0	$0	$0	$0	$(8,037)	$(8,037)

Over the counter
Purchased Options	$0	$0	$0	$0	$304	$304
Written Options	0	0	0	0	1,749	1,749
Swap Agreements	0	(327)	0	0	572	245

	$0	$(327)	$0	$0	$2,625	$2,298

	$0	$(327)	$0	$0	$(5,412)	$(5,739)

132	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$217	$0	$217
Industrials	0	1,301	0	1,301
Municipal Bonds & Notes
Texas	0	3,650	0	3,650
U.S. Government Agencies	0	4,039,329	86	4,039,415
Non-Agency Mortgage-Backed Securities	0	266,014	0	266,014
Asset-Backed Securities	0	326,287	0	326,287
Short-Term Instruments
Repurchase Agreements	0	5,029	0	5,029
U.S. Treasury Bills	0	17,048	0	17,048

	$0	$4,658,875	$86	$4,658,961

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$20,894	$0	$0	$20,894

Total Investments	$20,894	$4,658,875	$86	$4,679,855

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(93,514)	$0	$(93,514)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	105	0	113
Over the counter	0	1,058	3,580	4,638

	$8	$1,163	$3,580	$4,751

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(99)	0	(99)
Over the counter	0	(1,852)	0	(1,852)

	$0	$(1,951)	$0	$(1,951)

Total Financial Derivative Instruments	$8	$(788)	$3,580	$2,800

Totals	$20,902	$4,564,573	$3,666	$4,589,141

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Schedule of Investments PIMCO Municipal Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.4%

CORPORATE BONDS & NOTES 3.9%

INDUSTRIALS 3.9%

Georgetown University
4.315% due 04/01/2049	$3,000	$3,771

Northwell Healthcare, Inc.
4.260% due 11/01/2047	2,000	2,239

Total Corporate Bonds & Notes (Cost $5,072)		6,010

MUNICIPAL BONDS & NOTES 91.1%

CALIFORNIA 7.6%

Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	2,000	2,533

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2045	2,000	2,512

California State Public Works Board Revenue Bonds, (BABs), Series 2009
8.361% due 10/01/2034	1,000	1,603

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,270	1,524

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.500% due 11/15/2027	1,000	1,260

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	1,900	2,186

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	150	181

		11,799

CONNECTICUT 4.1%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	2,500	3,040

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 07/01/2047	3,000	3,284

		6,324

FLORIDA 6.1%

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
4.000% due 04/01/2037	1,500	1,676

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	1,500	1,678

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2019
4.000% due 10/01/2048	2,500	2,798

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	1,000	1,194

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047	2,000	2,181

		9,527

HAWAII 1.1%

Hawaii Airports System State Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,792

ILLINOIS 13.0%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
4.572% due 01/01/2054	2,500	3,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	$3,000	$3,402
5.250% due 01/01/2028	2,000	2,261

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	1,200	1,288

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	900	1,098

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,244

Railsplitter Tobacco Settlement Authority, Illinois Revenue Bonds, Series 2010
6.000% due 06/01/2028	6,205	6,680

		20,182

LOUISIANA 3.3%

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	4,810	5,206

MARYLAND 0.7%

Baltimore County, Maryland General Obligation Bonds, Series 2018
4.000% due 03/01/2037	1,000	1,142

MASSACHUSETTS 1.6%

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2045	1,000	1,239

Massachusetts Development Finance Agency Revenue Bonds, Series 2019
5.000% due 09/01/2059	1,000	1,193

		2,432

MICHIGAN 2.2%

Michigan State University Revenue Bonds, Series 2019
4.000% due 02/15/2039	3,000	3,447

MINNESOTA 2.0%

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	2,500	3,047

NEVADA 1.4%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	2,000	2,202

NEW JERSEY 1.8%

New Jersey Economic Development Authority Revenue Bonds, Series 2017
5.000% due 06/15/2034	1,000	1,154

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
6.000% due 07/01/2037	1,500	1,622

		2,776

NEW YORK 17.6%

Erie County, New York Industrial Development Agency Revenue Bonds, Series 2011
5.250% due 05/01/2025	2,000	2,124

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2042	1,130	1,253

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2038	1,000	1,231
5.000% due 08/01/2042	6,100	7,477

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2018
3.750% due 03/01/2030	$5,000	$5,468

New York City, New York General Obligation Bonds, Series 2019
5.000% due 08/01/2039	1,000	1,259

New York City, New York Water & Sewer System Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,500	3,081

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	2,000	2,185

New York State Dormitory Authority Revenue Bonds, Series 2018
5.000% due 10/01/2048	500	786

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 07/01/2042	1,000	1,266

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2033	1,000	1,200

		27,330

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	364

PENNSYLVANIA 8.7%

Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017
5.000% due 11/01/2047	2,000	2,320

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2039	2,500	2,750

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2041	3,000	3,336

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2040	1,000	1,192

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,250	3,965

		13,563

TENNESSEE 3.2%

Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	1,000	1,458

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	3,443

		4,901

TEXAS 11.2%

Houston, Texas Combined Utility System Revenue Bonds, Series 2018
5.000% due 11/15/2043	3,000	3,700

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2039	1,500	1,810

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2040	1,550	1,715

North Texas Tollway Authority Revenue Bonds, Series 2011
5.500% due 09/01/2041	1,500	1,618

134	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	$2,500	$3,016

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	2,473

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	1,000	1,175

University of Houston, Texas Revenue Bonds, Series 2017
4.000% due 02/15/2039	1,690	1,870

		17,377

WASHINGTON 4.3%

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2058	2,500	2,968

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State General Obligation Bonds, Series 2018
5.000% due 02/01/2042	$3,000	$3,668

		6,636

WISCONSIN 1.0%

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
4.000% due 11/15/2046	1,500	1,626

Total Municipal Bonds & Notes (Cost $129,475)		141,673

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (a) 0.4%
		585

Total Short-Term Instruments (Cost $585)		585

Total Investments in Securities (Cost $135,132)		148,268

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%

PIMCO Short-Term Floating NAV Portfolio III	865,822	$8,566

Total Short-Term Instruments (Cost $8,565)		8,566

Total Investments in Affiliates (Cost $8,565)		8,566

Total Investments 100.9% (Cost $143,697)		$156,834

Other Assets and Liabilities, net (0.9)%		(1,397)

Net Assets 100.0%		$155,437

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$585	U.S. Treasury Notes 2.250% due 03/31/2021	$(599)	$585	$585

Total Repurchase Agreements						$(599)	$585	$585

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$585	$0	$0	$585	$(599)	$(14)

Total Borrowings and Other Financing Transactions	$585	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Schedule of Investments PIMCO Municipal Portfolio (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$6,010	$0	$6,010
Municipal Bonds & Notes
California	0	11,799	0	11,799
Connecticut	0	6,324	0	6,324
Florida	0	9,527	0	9,527
Hawaii	0	1,792	0	1,792
Illinois	0	20,182	0	20,182
Louisiana	0	5,206	0	5,206
Maryland	0	1,142	0	1,142
Massachusetts	0	2,432	0	2,432
Michigan	0	3,447	0	3,447
Minnesota	0	3,047	0	3,047
Nevada	0	2,202	0	2,202
New Jersey	0	2,776	0	2,776
New York	0	27,330	0	27,330

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Ohio	$0	$364	$0	$364
Pennsylvania	0	13,563	0	13,563
Tennessee	0	4,901	0	4,901
Texas	0	17,377	0	17,377
Washington	0	6,636	0	6,636
Wisconsin	0	1,626	0	1,626
Short-Term Instruments
Repurchase Agreements	0	585	0	585

	$0	$148,268	$0	$148,268

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,566	$0	$0	$8,566

Total Investments	$8,566	$148,268	$0	$156,834

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

136	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.4%

U.S. TREASURY OBLIGATIONS 152.2%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2020	$27,454	$27,232
0.125% due 04/15/2021 (c)	74,962	74,190
0.125% due 04/15/2022	18,198	18,023
0.125% due 07/15/2022	33,849	33,726
0.125% due 01/15/2023	20,607	20,450
0.125% due 07/15/2026 (c)	76,164	76,109
0.250% due 01/15/2025	3,065	3,077
0.250% due 07/15/2029 (c)	25,615	25,907
0.375% due 07/15/2023	36,788	37,036
0.375% due 07/15/2025	35,587	36,107
0.375% due 01/15/2027 (c)	62,578	63,381
0.375% due 07/15/2027 (c)	63,767	64,885
0.500% due 04/15/2024	4,374	4,432
0.500% due 01/15/2028	22,737	23,303
0.625% due 07/15/2021	17,644	17,719
0.625% due 04/15/2023	4,751	4,794
0.625% due 01/15/2024	957	972
0.625% due 01/15/2026	26,993	27,715
0.625% due 02/15/2043	13,435	13,809
0.750% due 07/15/2028	45,564	47,929
0.750% due 02/15/2042	18,166	19,255
0.750% due 02/15/2045	6,395	6,737
0.875% due 01/15/2029 (c)	185,980	197,805
1.000% due 02/15/2046	17,324	19,351
1.000% due 02/15/2048	10,404	11,703
1.000% due 02/15/2049	40,069	45,393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 07/15/2020	$19,999	$20,091
1.375% due 02/15/2044	39,685	47,648
1.750% due 01/15/2028	32,293	36,357
2.125% due 02/15/2041	5,975	8,038
2.500% due 01/15/2029	3,071	3,716
3.625% due 04/15/2028	35,563	45,711
3.875% due 04/15/2029	2,820	3,789

Total U.S. Treasury Obligations (Cost $1,064,240)		1,086,390

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.298% due 01/25/2035 •	214	213

Merrill Lynch Mortgage Investors Trust
2.438% due 07/25/2030 •	974	941

Total Non-Agency Mortgage-Backed Securities (Cost $1,123)		1,154

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		547

Total Short-Term Instruments (Cost $547)		547

Total Investments in Securities (Cost $1,065,910)		1,088,091

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short-Term Floating NAV Portfolio III	41,573	$411

Total Short-Term Instruments (Cost $411)		411

Total Investments in Affiliates (Cost $411)		411

Total Investments 152.5% (Cost $1,066,321)		$1,088,502

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $(996))		322

Other Assets and Liabilities, net (52.5)%		(375,081)

Net Assets 100.0%		$713,743

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$547	U.S. Treasury Notes 2.250% due 03/31/2021	$(559)	$547	$547

Total Repurchase Agreements						$(559)	$547	$547

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019	$(23,031)	$(23,105)
	2.330	07/24/2019	10/22/2019	(17,575)	(17,654)
	2.350	07/26/2019	10/23/2019	(38,553)	(38,722)
BOS	1.270	09/24/2019	10/01/2019	(26,018)	(26,024)
	2.400	09/23/2019	10/03/2019	(3,890)	(3,892)
BSN	2.220	08/13/2019	10/15/2019	(109,125)	(109,455)
	2.290	08/01/2019	10/02/2019	(96,212)	(96,585)
DEU	2.250	09/03/2019	10/01/2019	(55,062)	(55,159)
GRE	2.250	09/11/2019	10/02/2019	(4,821)	(4,826)
	2.450	09/17/2019	10/01/2019	(747)	(748)

Total Reverse Repurchase Agreements					$(376,170)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(79,481)	$0	$(79,481)	$79,272	$(209)
BOS	0	(29,916)	0	(29,916)	29,809	(107)
BSN	0	(206,040)	0	(206,040)	205,513	(527)
DEU	0	(55,159)	0	(55,159)	54,741	(418)
FICC	547	0	0	547	(559)	(12)
GRE	0	(5,574)	0	(5,574)	5,562	(12)

Total Borrowings and Other Financing Transactions	$547	$(376,170)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(81,931)	$(271,134)	$(23,105)	$0	$(376,170)

Total Borrowings	$(81,931)	$(271,134)	$(23,105)	$0	$(376,170)

Payable for reverse repurchase agreements					$(376,170)

(c)	Securities with an aggregate market value of $375,474 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(322,030) at a weighted average interest rate of 2.412%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
UAG	10/2019	JPY	59,600		$565	$14	$0
	10/2019		$554	JPY	59,600	0	(3)
	11/2019	JPY	59,600		$555	2	0

Total Forward Foreign Currency Contracts						$16	$(3)

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount(2)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	11,400	$(102)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,700	(35)	0

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	28,300	(206)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	2,400	(16)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	59,200	(157)	155
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	59,200	(157)	155
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	17,000	(192)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	7,100	(131)	(1)

Total Written Options						$(996)	$309

138	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets					Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Written Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
JPM	$0	$0	$309	$0	$309	$0	$0	$0	$309	$(470)	$(161)
UAG	16	0	0	0	16	(3)	0	(3)	13	0	13

Total Over the Counter	$16	$0	$309	$0	$325	$(3)	$0	$(3)

(1)	YOY options may have a series of expirations.
(2)	Notional Amount represents the number of contracts.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Written Options	0	0	0	0	309	309

	$0	$0	$0	$16	$309	$325

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3	$0	$3

	$0	$0	$0	$3	$0	$3

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(727)	$(727)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18)	$0	$(18)
Written Options	0	0	0	0	316	316

	$0	$0	$0	$(18)	$316	$298

	$0	$0	$0	$(18)	$(411)	$(429)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13
Written Options	0	0	0	0	(301)	(301)

	$0	$0	$0	$13	$(301)	$(288)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	139

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,086,390	$0	$1,086,390
Non-Agency Mortgage-Backed Securities	0	1,154	0	1,154
Short-Term Instruments
Repurchase Agreements	0	547	0	547

	$0	$1,088,091	$0	$1,088,091

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$411	$0	$0	$411

Total Investments	$411	$1,088,091	$0	$1,088,502

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$325	$0	$325

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3)	$0	$(3)

Total Financial Derivative Instruments	$0	$322	$0	$322

Totals	$411	$1,088,413	$0	$1,088,824

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

140	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.3%

CORPORATE BONDS & NOTES 0.3%

BANKING & FINANCE 0.0%

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(a)	$2,000	$30

INDUSTRIALS 0.3%

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	872	872

UAL Pass-Through Trust
6.636% due 01/02/2024	631	669

		1,541

Total Corporate Bonds & Notes (Cost $2,562)		1,571

U.S. GOVERNMENT AGENCIES 36.3%

Fannie Mae
1.640% due 03/25/2022 •	2	2
1.740% due 10/25/2021 •	2	2
2.138% due 03/25/2034 •	49	49
2.205% due 12/25/2036 •	94	93
2.318% due 01/25/2034 •	17	17
2.345% due 07/01/2022 - 05/25/2035 •	17	16
2.355% due 04/25/2023 •	4	4
2.375% due 10/01/2024 •	2	2
2.391% due 07/01/2027 - 11/01/2040 •	25	25
2.418% due 06/25/2029 - 12/25/2033 •	46	47
2.425% due 11/17/2030 •	1	1
2.441% due 05/18/2032 •	42	42
2.458% due 05/25/2036 •	9	9
2.468% due 10/25/2030 •	26	26
2.491% due 10/18/2030 •	30	31
2.495% due 05/25/2042 •	19	20
2.518% due 08/25/2031 - 01/25/2033 •	55	55
2.541% due 11/18/2030 •	28	28
2.568% due 12/25/2021 - 12/25/2030 •	21	21
2.616% due 09/25/2042 •	157	155
2.632% due 09/17/2027 •	29	29
2.668% due 10/25/2022 - 11/25/2031 •	48	48
2.718% due 04/25/2032 •	30	30
2.745% due 12/25/2023 •	86	86
2.768% due 05/25/2022 •	17	18
2.818% due 09/25/2020 •	1	1
2.845% due 09/25/2022 •	3	3
2.848% due 01/25/2022 •	4	4
2.995% due 03/25/2027 ~	38	38
3.018% due 12/25/2023 - 04/25/2032 •	119	121
3.018% due 03/25/2027 ~	21	20
3.168% due 04/25/2023 - 10/25/2023 •	35	36
3.218% due 05/25/2022 - 01/25/2024 •	48	49
3.333% due 05/01/2036 •	47	48
3.486% due 05/01/2036 •	88	89
3.598% due 08/01/2028 •	115	119
3.615% due 08/01/2024 •	2	2
3.683% due 07/01/2042 - 07/01/2044 •	407	415
3.715% due 10/01/2032 •	41	41
3.733% due 09/01/2041 •	23	23
3.758% due 10/01/2034 •	68	69
3.768% due 03/01/2034 •	248	258
3.798% due 09/01/2033 •	24	25
3.855% due 12/01/2025	114	126
3.880% due 02/01/2037 •	27	28
3.883% due 09/01/2040 •	3	3
3.911% due 06/01/2033 •	142	145
3.917% due 05/01/2032 •	33	35
3.918% due 09/01/2033 •	10	11
3.929% due 07/01/2033 •	205	205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.938% due 05/01/2034 •	$20	$20
3.948% due 10/01/2032 •	15	15
3.950% due 01/01/2033 •	3	3
3.954% due 02/01/2035 •	42	43
3.989% due 08/01/2033 - 09/01/2033 •	62	63
4.000% due 11/01/2036 •	151	154
4.005% due 07/01/2035 •	148	156
4.008% due 04/01/2037 •	3	3
4.032% due 06/01/2035 •	73	76
4.040% due 12/01/2032 •	17	18
4.052% due 01/01/2035 •	3	3
4.055% due 08/01/2035 •	113	119
4.060% due 03/01/2030	445	506
4.067% due 09/01/2033 •	38	40
4.078% due 12/01/2032 •	93	95
4.087% due 03/01/2035 - 05/01/2035 •	155	162
4.090% due 05/01/2034 •	98	99
4.097% due 11/01/2033 •	100	104
4.102% due 07/01/2034 •	97	100
4.106% due 01/01/2035 •	17	17
4.110% due 05/01/2036 •	31	33
4.115% due 10/01/2043 •	8	8
4.127% due 09/01/2033 - 07/01/2035 •	139	144
4.131% due 04/01/2028 - 07/01/2035 •	40	41
4.142% due 01/01/2035 •	53	54
4.143% due 07/01/2034 •	54	58
4.155% due 07/01/2034 •	107	111
4.163% due 04/01/2033 •	37	39
4.176% due 10/01/2035 •	15	16
4.183% due 09/01/2034 •	28	29
4.212% due 11/01/2032 •	9	9
4.225% due 12/01/2035 •	209	218
4.246% due 11/01/2035 •	25	26
4.270% due 07/01/2033 •	37	38
4.284% due 12/01/2034 •	9	10
4.291% due 07/01/2037 •	41	43
4.306% due 09/01/2036 •	1	1
4.308% due 07/01/2033 •	83	88
4.331% due 02/01/2034 - 07/01/2035 •	127	133
4.351% due 07/01/2035 •	1	1
4.358% due 11/01/2035 •	13	14
4.359% due 11/01/2033 •	136	142
4.361% due 09/01/2033 •	20	21
4.367% due 11/01/2034 •	47	49
4.377% due 04/01/2034 •	19	20
4.384% due 06/01/2035 •	11	12
4.385% due 11/01/2035 •	26	27
4.400% due 11/01/2022 - 05/01/2030 •	19	19
4.401% due 11/01/2026 •	96	98
4.402% due 05/01/2033 •	8	9
4.407% due 06/01/2030 •	2	2
4.415% due 11/01/2034 •	3	4
4.416% due 04/01/2035 •	5	6
4.429% due 02/01/2035 •	10	11
4.445% due 04/01/2034 •	22	23
4.457% due 08/25/2042 ~	22	23
4.464% due 08/01/2035 •	30	31
4.470% due 12/01/2036 •	89	94
4.480% due 10/01/2034 •	14	15
4.497% due 03/01/2030 •	167	171
4.499% due 11/01/2033 •	203	210
4.500% due 01/01/2033 - 07/01/2035 •	65	66
4.504% due 02/01/2032 •	8	8
4.507% due 11/01/2034 •	10	11
4.514% due 05/01/2036 •	58	61
4.517% due 03/01/2035 •	76	79
4.523% due 10/01/2033 - 01/01/2035 •	55	57
4.533% due 11/01/2034 •	24	25
4.548% due 11/01/2033 •	41	42
4.556% due 02/01/2034 •	40	42
4.564% due 06/01/2037 •	21	22
4.565% due 05/01/2035 - 08/01/2037 •	437	453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.569% due 04/01/2040 •	$184	$194
4.570% due 06/01/2021 •	1	1
4.575% due 12/01/2034 •	35	37
4.577% due 02/01/2035 •	29	31
4.580% due 08/01/2033 •	11	11
4.590% due 09/01/2034 •	127	130
4.597% due 07/01/2033 •	3	4
4.598% due 07/01/2035 •	22	24
4.614% due 01/01/2037 •	2	2
4.615% due 06/01/2027 •	9	9
4.620% due 02/01/2035 - 04/01/2036 •	266	269
4.625% due 06/01/2034 •	2	2
4.626% due 07/01/2037 •	64	67
4.628% due 04/01/2033 •	11	12
4.634% due 12/01/2035 •	3	3
4.635% due 11/01/2031 - 11/01/2043 •	126	130
4.645% due 10/01/2033 •	157	166
4.649% due 09/01/2035 •	35	37
4.650% due 09/01/2032 •	4	4
4.653% due 01/01/2033 •	4	4
4.656% due 01/01/2036 •	2	2
4.659% due 04/01/2035 •	96	98
4.665% due 11/01/2033 •	21	22
4.670% due 06/01/2036 •	50	53
4.672% due 12/01/2035 •	16	17
4.674% due 07/01/2029 •	10	10
4.692% due 10/01/2033 - 12/01/2036 •	28	28
4.700% due 03/01/2033 - 11/01/2047 •	125	126
4.711% due 04/01/2036 •	1	1
4.718% due 01/01/2034 •	2	2
4.725% due 02/01/2035 •	12	12
4.726% due 12/01/2033 - 11/01/2034 •	108	113
4.730% due 12/01/2035 •	187	191
4.735% due 02/01/2034 •	148	156
4.737% due 12/01/2035 •	12	12
4.743% due 09/01/2029 •	43	44
4.745% due 01/01/2033 •	9	10
4.750% due 05/01/2032 - 01/01/2035 •	105	106
4.753% due 05/01/2033 •	28	29
4.757% due 06/01/2030 •	12	12
4.758% due 08/01/2033 •	110	114
4.766% due 08/01/2026	437	499
4.767% due 04/01/2035 •	20	21
4.773% due 04/01/2035 •	4	4
4.774% due 03/01/2034 - 06/01/2034 •	349	358
4.775% due 11/01/2032 - 02/01/2036 •	67	71
4.777% due 04/01/2033 •	1	1
4.780% due 03/01/2034 •	13	13
4.781% due 09/01/2035 •	188	198
4.795% due 12/01/2035 - 01/01/2036 •	247	258
4.797% due 05/01/2037 •	194	199
4.800% due 03/01/2035 •	1	1
4.808% due 03/01/2033 •	75	76
4.810% due 05/01/2036 •	162	170
4.813% due 10/01/2035 •	72	72
4.839% due 02/01/2035 •	30	31
4.870% due 03/01/2033 •	30	32
4.875% due 06/01/2034 •	6	7
4.900% due 01/01/2033 - 03/01/2035 •	108	109
4.914% due 07/01/2026 •	139	144
4.942% due 01/01/2036 •	6	6
4.945% due 04/01/2035 •	12	13
4.947% due 12/01/2030 •	3	3
4.960% due 04/01/2035 •	1	1
5.018% due 09/01/2035 •	82	89
5.072% due 09/01/2037 •	172	178
5.230% due 04/01/2033 •	110	110
5.313% due 12/25/2042 ~	108	118
5.500% due 08/25/2020	1	1
6.000% due 02/25/2044 - 08/25/2044	38	42
6.209% due 09/01/2024 •	211	208

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	141

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 05/25/2042	$23	$26
6.500% due 07/25/2021 - 01/25/2044	403	458
7.000% due 02/25/2023 - 02/25/2044	31	32
7.500% due 05/01/2028 - 05/25/2042	29	34
8.000% due 08/25/2022 - 10/01/2026	52	54
9.000% due 03/25/2020	1	1

Fannie Mae UMBS
3.000% due 08/01/2028 - 04/01/2030	374	384
3.500% due 11/01/2044 - 11/01/2048	8,725	9,061
4.000% due 06/01/2048 - 12/01/2048	5,953	6,198

Fannie Mae UMBS, TBA
2.500% due 10/01/2034	3,000	3,026
3.000% due 10/01/2034 - 11/01/2049	10,000	10,208
3.500% due 11/01/2049	40,700	41,768
4.000% due 10/01/2049 - 11/01/2049	55,400	57,518
4.500% due 11/01/2049	17,000	17,915

Freddie Mac
2.118% due 06/25/2029 •	67	69
2.158% due 09/25/2031 •	217	215
2.275% due 08/25/2031 •	372	371
2.328% due 03/15/2036 •	3	3
2.345% due 01/01/2030 •	23	22
2.378% due 02/15/2029 - 03/15/2029 •	36	36
2.418% due 05/25/2043 •	964	961
2.428% due 07/15/2026 - 01/15/2033 •	99	98
2.448% due 12/01/2024 •	35	35
2.478% due 03/15/2024 - 08/15/2029 •	93	94
2.528% due 05/15/2023 - 01/15/2032 •	85	86
2.578% due 08/15/2029 - 03/15/2032 •	97	96
2.628% due 08/15/2022 - 12/15/2031 •	82	82
2.728% due 04/15/2022 •	2	2
2.781% due 11/01/2024 •	14	14
2.795% due 03/15/2023 •	25	25
3.000% due 02/01/2048 - 09/01/2048	13,427	13,720
3.476% due 09/01/2030 •	131	137
3.492% due 02/25/2045 •	213	215
3.646% due 10/25/2044 •	512	517
3.780% due 09/01/2037 •	237	242
3.846% due 07/25/2044 •	2,478	2,559
4.000% due 08/01/2048	431	448
4.090% due 09/01/2035 •	6	6
4.105% due 09/01/2035 •	9	9
4.123% due 12/01/2035 •	15	16
4.165% due 01/01/2037 •	51	51
4.224% due 08/01/2035 •	102	107
4.288% due 04/01/2030 •	205	206
4.290% due 08/01/2035 •	103	105
4.291% due 08/01/2035 •	2	2
4.350% due 08/01/2033 •	16	16
4.353% due 08/01/2035 •	13	14
4.365% due 09/01/2036 •	210	210
4.393% due 07/01/2035 •	15	15
4.403% due 10/01/2027 •	11	11
4.453% due 03/01/2035 •	21	22
4.489% due 07/01/2035 •	3	3
4.495% due 09/01/2034 •	8	9
4.500% due 03/15/2021 - 04/15/2032	249	270
4.500% due 11/01/2029 •	40	40
4.511% due 04/01/2036 •	106	107
4.532% due 11/01/2036 •	2	2
4.540% due 07/01/2036 •	78	79
4.546% due 01/01/2036 •	4	4
4.557% due 07/01/2037 •	84	84

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.575% due 07/01/2033 - 09/01/2034 •	$143	$150
4.605% due 11/01/2036 •	272	285
4.625% due 09/01/2035 •	23	24
4.636% due 05/01/2035 •	126	133
4.679% due 06/01/2035 •	8	9
4.695% due 07/01/2033 •	2	2
4.703% due 11/01/2033 •	29	31
4.705% due 12/01/2036 •	25	27
4.710% due 08/01/2037 •	79	81
4.711% due 06/01/2035 •	5	5
4.721% due 11/01/2033 •	78	82
4.741% due 02/01/2037 •	6	7
4.743% due 09/01/2035 •	65	69
4.750% due 04/01/2032 - 12/01/2034 •	212	222
4.754% due 08/01/2023 •	3	4
4.778% due 04/01/2032 •	122	129
4.780% due 03/01/2036 - 11/01/2036 •	141	145
4.786% due 05/01/2033 •	1	1
4.790% due 11/01/2034 •	149	149
4.795% due 04/01/2036 •	28	29
4.819% due 12/01/2034 •	3	4
4.829% due 01/01/2036 •	23	25
4.851% due 03/01/2036 •	107	113
4.861% due 01/01/2035 •	4	5
4.864% due 01/01/2030 •	87	90
4.865% due 12/01/2032 - 02/01/2036 •	75	78
4.872% due 01/01/2034 •	99	104
4.891% due 03/01/2030 - 03/01/2036 •	67	68
4.907% due 03/01/2032 •	46	48
4.921% due 02/01/2036 •	3	3
4.922% due 02/01/2035 •	62	64
4.954% due 02/01/2036 •	15	16
4.968% due 01/01/2037 •	5	5
4.988% due 02/01/2036 •	16	17
4.992% due 04/01/2034 •	4	4
5.065% due 01/01/2027 •	27	27
5.212% due 03/01/2035 •	50	53
5.278% due 02/01/2035 •	95	100
5.500% due 08/15/2030 - 10/15/2032	9	10
6.000% due 01/15/2029 - 05/01/2035	31	35
6.250% due 12/15/2023	3	3
7.000% due 10/15/2022 - 07/15/2027	38	42
8.500% due 11/15/2021	8	9

Freddie Mac UMBS
3.500% due 07/01/2049	2,978	3,066
4.000% due 08/01/2048 - 03/01/2049	2,834	2,950

Ginnie Mae
2.228% due 01/16/2031 •	2	2
2.500% due 07/20/2045 - 12/20/2045 •	1,735	1,786
2.916% due 09/20/2067	11,080	11,272
3.750% (H15T1Y + 1.500%) due 07/20/2026 ~	7	7
3.750% due 09/20/2029 - 09/20/2032 •	352	364
3.875% due 04/20/2033 •	43	45
4.000% (H15T1Y + 1.500%) due 02/20/2025 ~	5	6
4.000% due 01/20/2027 - 01/20/2030 •	158	163
4.125% due 10/20/2029 •	348	361

Total U.S. Government Agencies (Cost $201,980)		203,508

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Bonds
3.125% due 02/15/2043 (d)	4,730	5,646

Total U.S. Treasury Obligations (Cost $5,518)		5,646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 21.3%

Adjustable Rate Mortgage Trust
2.518% due 10/25/2035 •	$4	$4
4.240% due 03/25/2035 ~	37	38
4.475% due 11/25/2035 ^~	163	148

American Home Mortgage Investment Trust
3.689% due 10/25/2034 •	15	15

Ashford Hospitality Trust
3.478% due 05/15/2035 •	400	400
3.878% due 05/15/2035 •	300	301
4.778% due 05/15/2035 •	400	401

BAMLL Commercial Mortgage Securities Trust
3.228% due 03/15/2034 •	100	100
3.628% due 03/15/2034 •	3,170	3,186

Banc of America Alternative Loan Trust
6.000% due 04/25/2036	38	39

Banc of America Funding Trust
4.349% due 06/25/2034 ~	167	167
4.677% due 03/20/2035 ~	4	4
4.732% due 11/20/2035 ^~	292	283
4.808% due 05/25/2035 ~	12,486	12,831

Banc of America Mortgage Trust
3.733% due 10/25/2035 ^~	52	50
4.322% due 09/25/2033 ~	80	82
4.592% due 11/25/2033 ~	50	51
4.826% due 06/25/2034 ~	24	25
4.886% due 01/25/2034 ~	38	39
5.016% due 02/25/2034 ~	342	354
5.083% due 01/25/2035 ~	14	14
5.178% due 05/25/2033 ~	136	140

Bancorp Commercial Mortgage Trust
2.878% due 08/15/2032 •	793	793
3.228% due 08/15/2032 •	1,400	1,407
3.628% due 08/15/2032 •	1,000	1,006

BCAP LLC Trust
6.500% due 02/26/2036 ~	1,780	1,541

Bear Stearns Adjustable Rate Mortgage Trust
4.072% due 10/25/2033 ~	1	1
4.222% due 01/25/2035 ~	43	44
4.433% due 02/25/2033 ~	3	3
4.473% due 07/25/2034 ~	30	30
4.538% due 02/25/2034 ~	68	69
4.561% due 10/25/2033 ~	16	16
4.603% due 01/25/2035 ~	43	44
4.670% due 01/25/2034 ~	318	330
4.702% due 02/25/2033 ~	4	4
4.703% due 02/25/2034 ~	441	441
4.886% due 01/25/2034 ~	108	114
5.033% due 04/25/2033 ~	44	46

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	351	348
2.358% due 08/25/2036 ^•	7	6
3.825% due 11/25/2036 ^~	343	287

Chase Mortgage Finance Trust
4.228% due 12/25/2035 ^~	64	62
4.256% due 12/25/2035 ^~	45	44
4.711% due 02/25/2037 ~	637	636

Citigroup Mortgage Loan Trust
2.818% due 08/25/2035 ^•	276	257
4.810% due 05/25/2035 •	69	70
4.990% due 11/25/2035 •	141	143

Citigroup Mortgage Loan Trust, Inc.
3.618% due 08/25/2034 ~	2	2
4.680% due 09/25/2035 •	109	112
5.022% due 03/25/2034 ~	39	40

Countrywide Alternative Loan Trust
2.218% due 06/25/2037 •	1,280	1,237
2.964% due 08/25/2035 ~	2,051	2,046
3.942% due 06/25/2037 ~	337	38
3.975% due 10/25/2035 ^~	37	33

Countrywide Home Loan Mortgage Pass-Through Trust
2.368% due 08/25/2035 ^•	112	52
4.127% due 08/25/2034 ^~	544	510
4.149% due 06/20/2035 ~	128	132
4.241% due 11/25/2034 ~	1,792	1,814
4.454% due 12/25/2033 ~	58	59

142	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.667% due 02/20/2036 ^•	$34	$34
5.500% due 11/25/2035 ^	161	144

Credit Suisse First Boston Mortgage Securities Corp.
4.157% due 11/25/2032 ~	8	8
5.329% due 06/25/2032 ~	3	3

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
4.198% due 07/25/2033 ~	146	150
4.231% due 07/25/2033 ~	317	320
4.269% due 01/25/2034 ~	379	394
4.761% due 10/25/2033 ~	172	177

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.000% due 10/25/2033	3	3

Exantas Capital Corp. Ltd.
3.025% due 04/15/2036 •	2,399	2,404

First Horizon Alternative Mortgage Securities Trust
4.256% due 07/25/2035 ~	125	103
4.430% due 08/25/2034 ~	171	173

First Horizon Mortgage Pass-Through Trust
2.288% due 02/25/2035 •	82	79
2.520% due 02/25/2035 •	285	275

GMAC Mortgage Corp. Loan Trust
4.036% due 11/19/2035 ~	130	125

GS Mortgage Securities Corp. Trust
3.104% due 05/10/2034	2,100	2,106
3.924% due 10/10/2032	1,700	1,756

GSR Mortgage Loan Trust
2.368% due 01/25/2034 •	138	136
3.916% due 06/25/2034 ~	12	12
4.059% due 06/25/2034 ~	47	47
4.300% due 03/25/2033 •	10	10
4.427% due 05/25/2035 ~	94	92
4.467% due 08/25/2034 ~	82	82
4.480% due 09/25/2035 ~	4,897	5,053
4.635% due 09/25/2034 ~	2,639	2,775
6.000% due 03/25/2032	5	5

HarborView Mortgage Loan Trust
2.247% due 02/19/2046 •	750	752
2.497% due 05/19/2035 •	41	40

Impac CMB Trust
2.658% due 08/25/2035 •	1,263	1,264

IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~	20	20

IndyMac Mortgage Loan Trust
2.208% due 09/25/2046 •	414	398
2.798% due 05/25/2034 •	63	61

InTown Hotel Portfolio Trust
2.728% due 01/15/2033 •	600	600
3.078% due 01/15/2033 •	300	300
3.278% due 01/15/2033 •	400	400
4.078% due 01/15/2033 •	1,000	1,001

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	20	15

JPMorgan Mortgage Trust
4.161% due 11/25/2035 ^~	157	153
4.168% due 10/25/2035 ~	232	224
4.246% due 11/25/2033 ~	13	13
4.356% due 09/25/2034 ~	1	1
4.420% due 07/25/2035 ~	16	16
4.433% due 04/25/2035 ~	188	192
4.508% due 07/25/2035 ~	311	323
4.519% due 11/25/2033 ~	19	20
4.627% due 07/25/2035 ~	289	291

Lanark Master Issuer PLC
2.902% due 12/22/2069	2,613	2,620

MASTR Adjustable Rate Mortgages Trust
3.483% due 02/25/2034 ~	199	194
4.153% due 12/25/2033 ~	76	75
4.257% due 01/25/2034 ~	13	13
4.452% due 01/25/2036 ~	74	74
4.576% due 08/25/2034 ~	490	508
4.667% due 08/25/2034 ~	967	1,001
4.720% due 07/25/2034 ~	846	818
4.734% due 11/21/2034 ~	65	68
5.081% due 09/25/2033 ~	321	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.638% due 08/25/2028 •	$53	$52
2.678% due 06/25/2028 •	144	144
2.863% due 03/25/2028 •	166	168
3.250% due 02/25/2034 ~	20	19
4.128% due 04/25/2035 ~	342	341
4.429% due 09/25/2033 ~	6	6
4.448% due 02/25/2035 ~	97	99

Morgan Stanley Capital Trust
6.144% due 06/11/2042 ~	2,200	2,343

Morgan Stanley Mortgage Loan Trust
2.338% due 01/25/2035 •	625	626

Motel 6 Trust
2.948% due 08/15/2034 •	2,269	2,272
3.218% due 08/15/2034 •	2,017	2,020
4.178% due 08/15/2034 •	168	169

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.726% due 10/25/2035 ~	28	28

Pepper Residential Securities Trust
3.330% due 11/18/2060	1,204	1,205
3.638% due 06/20/2060	2,698	2,701

Prime Mortgage Trust
2.418% due 02/25/2034 •	30	29
6.000% due 02/25/2034	13	13

Provident Funding Mortgage Loan Trust
4.448% due 05/25/2035 ~	8	8

RBSSP Resecuritization Trust
2.878% due 08/26/2045 •	167	167

Ready Captial Mortgage Financing LLC
3.018% due 03/25/2034 •	6,000	5,998

Residential Asset Mortgage Products Trust
6.500% due 12/25/2031	3	3
7.500% due 12/25/2031	286	292

Residential Asset Securitization Trust
5.250% due 04/25/2034	11	11

Residential Funding Mortgage Securities, Inc. Trust
5.108% due 02/25/2036 ^~	154	141
6.500% due 03/25/2032	8	8

Sequoia Mortgage Trust
2.267% due 03/20/2035 •	253	245
2.804% due 04/20/2033 •	30	30
2.844% due 10/20/2027 •	105	105
3.134% due 05/20/2034 •	670	663
3.822% due 07/20/2034 ~	27	27

Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~	134	130
2.258% due 03/25/2035 •	117	112
2.458% due 08/25/2035 •	238	238
4.225% due 09/25/2034 ~	123	126

Structured Asset Mortgage Investments Trust
2.737% due 11/19/2033 •	30	30
2.737% due 05/19/2035 •	183	184
2.757% due 02/19/2035 •	2,420	2,422

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.235% due 11/25/2033 ~	38	39
4.309% due 07/25/2032 ~	1	1
4.404% due 06/25/2033 ~	1,181	1,172
4.574% due 03/25/2033 ~	314	322
4.668% due 09/25/2033 ~	25	26

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •	5,076	5,149
2.288% due 12/25/2045 •	2,561	2,621
2.308% due 10/25/2045 •	2,713	2,697
2.308% due 12/25/2045 •	2,151	2,147
2.598% due 07/25/2045 •	5,944	5,930
2.655% due 08/25/2046 •	1,698	1,667
2.655% due 09/25/2046 •	4,103	4,215
2.818% due 01/25/2045 •	1,135	1,133
3.446% due 08/25/2046 •	60	56
3.646% due 11/25/2042 •	141	140
3.846% due 08/25/2042 •	13	13
3.876% due 10/25/2035 ^~	403	182
4.176% due 09/25/2035 ~	371	378
4.406% due 08/25/2033 ~	520	497
4.416% due 10/25/2033 ~	193	197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
3.826% due 02/25/2033 ~	$12	$12
4.268% due 06/25/2033 ~	21	21
4.302% due 11/25/2030 ~	144	148
4.405% due 02/25/2033 ~	23	24
7.000% due 03/25/2034	50	54

Wells Fargo Commercial Mortgage Trust
2.886% due 12/13/2031 •	2,815	2,810
3.136% due 12/13/2031 •	2,335	2,326
3.881% due 12/13/2031 •	160	159

Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•	123	109
4.378% due 10/25/2033 ~	17	17
4.606% due 10/25/2035 ~	42	43
4.743% due 09/25/2034 ~	77	81
4.827% due 12/25/2033 ~	36	37
4.848% due 01/25/2034 ~	56	59
4.852% due 08/25/2035 ~	15	15
4.887% due 12/25/2033 ~	80	83
4.945% due 12/25/2034 ~	271	279
4.968% due 06/25/2035 ~	38	39
4.970% due 08/25/2033 ~	96	97
4.991% due 06/25/2034 ~	31	32
4.992% due 06/25/2035 ~	28	29
5.069% due 05/25/2034 ~	8	8
5.088% due 04/25/2035 ~	73	74

Total Non-Agency Mortgage-Backed Securities (Cost $114,590)		119,053

ASSET-BACKED SECURITIES 44.2%

Accredited Mortgage Loan Trust
2.778% due 01/25/2034 •	106	104
2.888% due 01/25/2035 •	754	757

ACE Securities Corp. Home Equity Loan Trust
4.643% due 06/25/2033 ^•	175	175

Allegro CLO Ltd.
3.486% due 01/30/2026 •	972	973

American Credit Acceptance Receivables Trust
2.920% due 08/12/2021	46	46

American Express Credit Account Master Trust
2.870% due 10/15/2024	9,100	9,335

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.368% due 02/25/2033 •	620	623

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.068% due 12/25/2033 •	3,330	3,368

Asset-Backed Funding Certificates Trust
2.638% due 04/25/2034 •	1,274	1,279

B2R Mortgage Trust
2.567% due 06/15/2049	2,251	2,245

Barings BDC Static CLO Ltd.
3.323% due 04/15/2027 •	2,340	2,339

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ	117	118

Bear Stearns Asset-Backed Securities Trust
2.428% due 12/25/2035 •	1	1
3.018% due 11/25/2042 •	190	191
3.865% due 10/25/2036 ~	1,457	1,222

Business Jet Securities LLC
4.447% due 06/15/2033	2,142	2,182

California Republic Auto Receivables Trust
1.830% due 12/15/2021	1,352	1,350

Cent CLO Ltd.
3.373% due 10/15/2026 •	2,900	2,900

Chesapeake Funding LLC
2.940% due 04/15/2031	3,675	3,723

College Avenue Student Loans LLC
3.218% due 12/26/2047 •	1,069	1,059
3.280% due 12/28/2048	2,568	2,597
4.130% due 12/26/2047	1,469	1,558

Conseco Finance Corp.
6.240% due 12/01/2028	18	18

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	143

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust, Inc.
2.478% due 09/25/2034 •	$25	$25
2.558% due 12/25/2034 •	2,374	2,377

Credit Acceptance Auto Loan Trust
3.210% due 08/17/2026	500	506

Credit Suisse First Boston Mortgage Securities Corp.
3.668% due 05/25/2043 •	759	759

Credit-Based Asset Servicing & Securitization LLC
6.780% due 05/25/2035 þ	562	582

Discover Card Execution Note Trust
3.040% due 07/15/2024	900	924

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	5,100	5,098

DT Auto Owner Trust
3.080% due 09/15/2022	5,947	5,969

ECMC Group Student Loan Trust
3.018% due 07/25/2069 •	976	975

Enterprise Fleet Financing LLC
3.140% due 02/20/2024	3,096	3,120

EquiFirst Mortgage Loan Trust
3.153% due 09/25/2033 •	88	88

Exeter Automobile Receivables Trust
2.930% due 07/15/2022	1,793	1,800
3.200% due 04/15/2022	4,566	4,579

Flagship Credit Auto Trust
2.830% due 10/16/2023	2,998	3,020
3.110% due 08/15/2023	7,372	7,446
3.410% due 05/15/2023	2,084	2,104

Ford Credit Auto Owner Trust
2.120% due 07/15/2026	5,500	5,498

Fremont Home Loan Trust
3.038% due 06/25/2035 •	259	260

GLS Auto Receivables Issuer Trust
3.060% due 04/17/2023	25,013	25,170
3.370% due 01/17/2023	1,475	1,487

GLS Auto Receivables Trust
3.250% due 04/18/2022	2,314	2,320

GMF Floorplan Owner Revolving Trust
2.700% due 04/15/2024	1,400	1,422
2.900% due 04/15/2026	3,500	3,607

GSAMP Trust
2.868% due 01/25/2045 •	1,078	1,086

GSRPM Mortgage Loan Trust
2.528% due 03/25/2035 •	942	941

Hertz Fleet Lease Funding LP
3.149% due 04/10/2030 •	217	217

Home Equity Asset Trust
2.618% due 11/25/2032 •	8	8

Home Equity Mortgage Loan Asset-Backed Trust
2.538% due 10/25/2035 •	1,600	1,535

Home Equity Mortgage Trust
5.821% due 04/25/2035 þ	30	30

HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	8	4

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.372% due 05/25/2033 ~	764	811

JPMorgan Mortgage Acquisition Corp.
2.448% due 12/25/2035 •	609	610

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ	607	620

Lehman XS Trust
2.168% due 04/25/2037 ^•	769	745

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	736	723

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.718% due 03/25/2032 •	$20	$21
2.873% due 07/25/2034 •	301	300

Marlette Funding Trust
3.060% due 07/17/2028	278	278
3.130% due 07/16/2029	2,208	2,226
3.440% due 04/16/2029	7,146	7,199

Merrill Lynch Mortgage Investors Trust
3.038% due 07/25/2035 •	333	337

Morgan Stanley ABS Capital, Inc. Trust
2.663% due 09/25/2035 •	9,082	9,063

Morgan Stanley Dean Witter Capital, Inc. Trust
3.368% due 02/25/2033 •	123	124

Mountain View CLO Ltd.
3.123% due 10/13/2027 •	1,100	1,097

Nationstar NIM Ltd.
8.000% due 06/25/2037	24	0

Navient Student Loan Trust
2.818% due 07/26/2066 •	3,725	3,715

Nelnet Student Loan Trust
2.818% due 09/25/2065 •	3,998	4,016
3.045% due 06/27/2067 •	5,647	5,641

Ocean Trails CLO
3.453% due 07/15/2028 •	500	500

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •	900	898

Option One Mortgage Loan Trust Asset-Backed Certificates
2.658% due 07/25/2033 •	151	150

Oscar U.S. Funding LLC
2.369% due 08/10/2020	389	389
2.490% due 08/10/2022	800	802

OSCAR U.S. Funding Trust LLC
2.539% due 04/12/2021 •	665	665
2.910% due 04/12/2021	222	222

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.053% due 02/25/2035 •	674	677

Prestige Auto Receivables Trust
2.970% due 12/15/2021	2,101	2,104

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024	291	292

Renaissance Home Equity Loan Trust
2.718% due 08/25/2032 •	10	9
3.590% due 09/25/2037	3,779	2,084

Residential Asset Mortgage Products Trust
8.500% due 12/25/2031	993	657

Residential Asset Securities Corp. Trust
2.278% due 07/25/2036 •	11,885	11,806

Santander Drive Auto Receivables Trust
3.490% due 05/17/2021	1,132	1,134

Shackleton CLO Ltd.
3.408% due 10/20/2028 •	1,500	1,500

SLC Student Loan Trust
2.219% due 09/15/2026 •	2,366	2,363
2.229% due 03/15/2027 •	686	684

SMB Private Education Loan Trust
2.490% due 06/15/2027	920	923
2.880% due 09/15/2034	331	336

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	1,820	1,822
2.770% due 05/25/2026	1,913	1,919
3.260% due 08/25/2025	550	556

SoFi Consumer Loan Program Trust
2.550% due 02/25/2027	210	210
2.930% due 04/26/2027	780	780
3.010% due 04/25/2028	1,428	1,441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program LLC
1.720% due 09/25/2040	$251	$251
1.750% due 07/25/2040	651	650
1.860% due 11/26/2040	1,843	1,838
2.340% due 04/25/2033	3,337	3,347
2.390% due 02/25/2042	712	714
2.490% due 01/25/2036	2,841	2,854
2.630% due 07/25/2040	5,628	5,665
2.740% due 05/25/2040	4,728	4,781
2.780% due 08/17/2048	8,151	8,217

SoFi Professional Loan Program Trust
3.120% due 02/25/2048	313	316

Soundview Home Loan Trust
3.318% due 11/25/2033 •	59	60

Springleaf Funding Trust
2.680% due 07/15/2030	5,240	5,254

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •	2,800	2,803

Towd Point Mortgage Trust
3.018% due 05/25/2058 •	835	843

Tralee CLO Ltd.
3.308% due 10/20/2027 •	5,200	5,201

Tricon American Homes Trust
2.716% due 09/17/2034	1,493	1,504
2.916% due 09/17/2034	1,100	1,102
3.215% due 09/17/2034	100	101

Trillium Credit Card Trust
3.038% due 01/26/2024	5,000	5,068

TruPS Financials Note Securitization Ltd.
3.726% due 09/20/2039 •	3,622	3,586

Total Asset-Backed Securities (Cost $247,205)		247,724

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		917

Total Short-Term Instruments (Cost $917)		917

Total Investments in Securities (Cost $572,772)		578,419

	SHARES
INVESTMENTS IN AFFILIATES 23.8%

SHORT-TERM INSTRUMENTS 23.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.8%

PIMCO Short-Term Floating NAV Portfolio III	13,498,761	133,543

Total Short-Term Instruments (Cost $133,471)		133,543

Total Investments in Affiliates (Cost $133,471)		133,543

Total Investments 127.1% (Cost $706,243)		$711,962

Financial Derivative Instruments (c)(e) 0.2% (Cost or Premiums, net $(1,554))		891

Other Assets and Liabilities, net (27.3)%		(152,649)

Net Assets 100.0%		$560,204

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.

144	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is not accruing income as of the date of this report.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$917	U.S. Treasury Notes 2.250% due 03/31/2021	$(937)	$917	$917

Total Repurchase Agreements						$(937)	$917	$917

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.3)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$7,000	$(7,087)	$(7,103)

Total Short Sales (1.3)%				$(7,087)	$(7,103)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$917	$0	$0	$917	$(937)	$(20)

Total Borrowings and Other Financing Transactions	$917	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	273	$	35,575	$(407)	$0	$(21)

Total Futures Contracts					$(407)	$0	$(21)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	145

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2019	$900	$(4)	$0	$(4)	$0	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020	21,400	343	(299)	44	1	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2021	10,900	272	(224)	48	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026	25,300	(899)	(1,701)	(2,600)	6	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	14,300	617	(905)	(288)	4	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	9,100	413	(594)	(181)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027	2,900	201	(206)	(5)	1	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029	1,900	(3)	(73)	(76)	0	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030	6,300	(75)	(34)	(109)	1	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030	3,800	(67)	(87)	(154)	1	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030	1,800	(2)	(71)	(73)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045	7,600	(261)	(1,497)	(1,758)	0	(12)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048	200	24	(62)	(38)	0	0
Receive(1)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050	100	(1)	(6)	(7)	0	0
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050	100	(1)	3	2	0	0
Receive(1)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050	700	(4)	(2)	(6)	0	(1)
Receive(1)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050	300	(1)	8	7	0	(1)

Total Swap Agreements						$552	$(5,750)	$(5,198)	$19	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$19	$19	$0	$(21)	$(14)	$(35)

(d)

Securities with an aggregate market value of $3,247 and cash of $517 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
BOA	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$11,398	$(212)	$311	$99	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	22,896	(659)	931	272	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	900	(6)	3	0	(3)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	4,179	(70)	106	36	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	36,050	(647)	976	329	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,995	11	6	17	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	3,150	(183)	224	41	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	100	(4)	5	1	0

MYC	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	9,499	(184)	266	82	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	3,584	(95)	138	43	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	1,800	(39)	55	16	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	8,300	(18)	(8)	0	(26)

Total Swap Agreements						$(2,106)	$3,013	$936	$(29)

146	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(4)
BOA	$0	$0	$371	$371	$0	$0	$0	$0	$371	$(260)	$111
FBF	0	0	36	36	0	0	(3)	(3)	33	0	33
GST	0	0	388	388	0	0	0	0	388	(330)	58
MYC	0	0	125	125	0	0	0	0	125	(59)	66
SAL	0	0	16	16	0	0	(26)	(26)	(10)	0	(10)

Total Over the Counter	$0	$0	$936	$936	$0	$0	$(29)	$(29)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$19	$19

Over the counter
Swap Agreements	$0	$936	$0	$0	$0	$936

	$0	$936	$0	$0	$19	$955

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	14	14

	$0	$0	$0	$0	$35	$35

Over the counter
Swap Agreements	$0	$29	$0	$0	$0	$29

	$0	$29	$0	$0	$35	$64

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	147

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,309	$2,309
Swap Agreements	0	0	0	0	(423)	(423)

	$0	$0	$0	$0	$1,886	$1,886

Over the counter
Written Options	$0	$0	$0	$0	$16	$16
Swap Agreements	0	278	0	0	0	278

	$0	$278	$0	$0	$16	$294

	$0	$278	$0	$0	$1,902	$2,180

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(914)	$(914)
Swap Agreements	0	0	0	0	(5,164)	(5,164)

	$0	$0	$0	$0	$(6,078)	$(6,078)

Over the counter
Swap Agreements	$0	$260	$0	$0	$0	$260

	$0	$260	$0	$0	$(6,078)	$(5,818)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$30	$0	$30
Industrials	0	1,541	0	1,541
U.S. Government Agencies	0	203,508	0	203,508
U.S. Treasury Obligations	0	5,646	0	5,646
Non-Agency Mortgage-Backed Securities	0	119,053	0	119,053
Asset-Backed Securities	0	247,724	0	247,724
Short-Term Instruments
Repurchase Agreements	0	917	0	917

	$0	$578,419	$0	$578,419

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$133,543	$0	$0	$133,543

Total Investments	$133,543	$578,419	$0	$711,962

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,103)	$0	$(7,103)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	19	0	19
Over the counter	0	936	0	936

	$0	$955	$0	$955

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(21)	(14)	0	(35)
Over the counter	0	(29)	0	(29)

	$(21)	$(43)	$0	$(64)

Total Financial Derivative Instruments	$(21)	$912	$0	$891

Totals	$133,522	$572,228	$0	$705,750

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

148	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 112.8%

CORPORATE BONDS & NOTES 24.5%

BANKING & FINANCE 17.8%

African Development Bank
2.309% (US0003M + 0.190%) due 06/15/2020 ~	$1,500	$1,501

Air Lease Corp.
2.125% due 01/15/2020	6,729	6,726

American Honda Finance Corp.
2.379% (US0003M + 0.260%) due 06/16/2020 ~	3,000	3,004
2.488% (US0003M + 0.350%) due 06/11/2021 ~	17,400	17,436
2.583% (US0003M + 0.280%) due 10/19/2020 ~	18,900	18,927

American Tower Corp.
2.800% due 06/01/2020	800	803

Bank of New York Mellon
2.413% (US0003M + 0.280%) due 06/04/2021 ~	21,200	21,211

Barclays PLC
2.750% due 11/08/2019	30,300	30,306

BNG Bank NV
1.750% due 10/30/2019	31,800	31,795
2.403% due 07/14/2020 •	1,500	1,501
2.403% due 07/14/2020 •	6,100	6,104

Caterpillar Financial Services Corp.
2.412% (US0003M + 0.300%) due 03/08/2021 ~	9,600	9,608
2.514% (US0003M + 0.390%) due 05/17/2021 ~	11,200	11,229

Citigroup, Inc.
2.400% due 02/18/2020	4,000	4,004
3.577% (US0003M + 1.310%) due 10/26/2020 ~	34,100	34,495

CK Hutchison International Ltd.
2.250% due 09/29/2020	900	899

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	2,350	2,357

Dexia Credit Local S.A.
1.875% due 01/29/2020	51,200	51,169
2.250% due 02/18/2020	30,825	30,839
2.453% (US0003M + 0.320%) due 09/04/2020 ~	10,000	10,023

DNB Boligkreditt A/S
2.000% due 05/28/2020	5,000	4,997

Erste Abwicklungsanstalt
1.375% due 10/30/2019	38,200	38,176
2.312% (US0003M + 0.210%) due 03/09/2020 ~	14,600	14,612

Ford Motor Credit Co. LLC
2.597% due 11/04/2019	5,000	5,000
3.311% (US0003M + 1.000%) due 01/09/2020 ~	1,000	1,000

General Motors Financial Co., Inc.
2.350% due 10/04/2019	19,900	19,900
3.150% due 01/15/2020	3,700	3,706
3.583% (US0003M + 1.270%) due 10/04/2019 ~	10,200	10,201
3.863% (US0003M + 1.560%) due 01/15/2020 ~	5,700	5,719

Goldman Sachs Bank USA
2.575% due 05/24/2021 •	8,100	8,114

Goldman Sachs Group, Inc.
2.600% due 04/23/2020	2,000	2,004
2.830% (US0003M + 0.730%) due 12/27/2020 ~	3,110	3,113
2.927% (US0003M + 0.800%) due 12/13/2019 ~	2,000	2,003
3.319% (US0003M + 1.200%) due 09/15/2020 ~	1,700	1,713
3.419% (US0003M + 1.160%) due 04/23/2020 ~	3,000	3,013
3.636% (US0003M + 1.360%) due 04/23/2021 ~	4,100	4,157

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Holdings PLC
3.792% (US0003M + 1.660%) due 05/25/2021 ~	$4,800	$4,890
4.342% (US0003M + 2.240%) due 03/08/2021 ~	3,600	3,691

HSBC USA, Inc.
2.350% due 03/05/2020	2,800	2,804
2.786% (US0003M + 0.610%) due 11/13/2019 ~	15,800	15,812

International Finance Corp.
2.129% (US0003M + 0.010%) due 12/15/2020 ~	8,000	8,001

International Finance Facility for Immunisation Co.
2.513% due 11/01/2019 •	1,000	1,001

Jackson National Life Global Funding
2.200% due 01/30/2020	535	535
2.556% (US0003M + 0.300%) due 04/27/2020 ~	3,000	3,003
2.603% (US0003M + 0.300%) due 10/15/2020 ~	7,500	7,510

John Deere Capital Corp.
2.483% (US0003M + 0.180%) due 01/07/2020 ~	11,000	11,005

JPMorgan Chase Bank N.A.
2.370% (SOFRRATE + 0.550%) due 10/19/2020 ~	58,650	58,708
2.494% (US0003M + 0.370%) due 02/19/2021 ~	50,197	50,212
2.543% (US0003M + 0.290%) due 02/01/2021 ~	9,675	9,679

Landwirtschaftliche Rentenbank
2.474% (US0003M + 0.350%) due 02/19/2021 ~	4,000	4,020

Lloyds Bank PLC
2.400% due 03/17/2020	2,000	2,004

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~	7,300	7,357

Marsh & McLennan Cos., Inc.
3.500% due 12/29/2020	3,100	3,150

Metropolitan Life Global Funding
2.050% due 06/12/2020	4,000	4,001
2.390% due 09/07/2020 •	5,000	5,014

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021	500	505

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	3,000	3,000
2.650% due 10/19/2020	3,900	3,926

Mizuho Financial Group, Inc.
3.267% (US0003M + 1.140%) due 09/13/2021 ~	23,260	23,541
3.820% (US0003M + 1.480%) due 04/12/2021 ~	37,700	38,309

Morgan Stanley
3.396% (US0003M + 1.140%) due 01/27/2020 ~	3,600	3,613
5.500% due 01/26/2020	4,400	4,448

MUFG Bank Ltd.
2.750% due 09/14/2020	1,700	1,710

National Bank of Canada
2.903% (US0003M + 0.600%) due 01/17/2020 ~	4,500	4,508

Nederlandse Waterschapsbank NV
2.162% (US0003M + 0.030%) due 02/24/2020 ~	19,000	19,001
2.191% (US0003M + 0.010%) due 11/10/2020 ~	12,000	11,997

New York Life Global Funding
2.378% (US0003M + 0.100%) due 01/21/2020 ~	8,500	8,503
2.536% (US0003M + 0.280%) due 01/28/2021 ~	3,500	3,507

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	500	500
2.250% due 01/13/2020	5,000	4,998

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.883% (US0003M + 0.580%) due 01/13/2020 ~	$1,500	$1,501

Nomura Holdings, Inc.
6.700% due 03/04/2020	1,000	1,020

NRW Bank
2.187% (US0003M + 0.060%) due 03/05/2021 ~	14,000	14,002
2.227% (US0003M + 0.040%) due 02/08/2021 ~	7,000	6,996

Oesterreichische Kontrollbank AG
2.447% (US0003M + 0.160%) due 11/04/2019 ~	90,000	90,031

Protective Life Global Funding
2.262% due 04/08/2020	1,000	1,001

Royal Bank of Canada
2.100% due 10/14/2020	1,500	1,501

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	17,800	17,839

Stadshypotek AB
1.875% due 10/02/2019	7,000	7,000

Standard Chartered PLC
2.250% due 04/17/2020	3,666	3,664

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019	9,000	9,000
2.610% (US0003M + 0.310%) due 10/18/2019 ~	22,100	22,105

Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019	2,200	2,200
3.210% (US0003M + 0.910%) due 10/18/2019 ~	3,950	3,952

Svensk Exportkredit AB
2.169% (US0003M + 0.050%) due 12/14/2020 ~	2,000	2,001

Temasek Financial Ltd.
4.300% due 10/25/2019	6,900	6,909

Toronto-Dominion Bank
1.950% due 04/02/2020	13,000	12,991

Toyota Motor Credit Corp.
2.200% due 01/10/2020	4,200	4,203
2.438% (US0003M + 0.100%) due 01/10/2020 ~	4,000	4,001
2.461% (US0003M + 0.150%) due 10/09/2020 ~	6,000	6,004

UBS AG
2.682% due 06/08/2020 •	80,900	81,131

Wells Fargo & Co.
2.550% due 12/07/2020	27,412	27,567
2.600% due 07/22/2020	7,500	7,537
2.946% (US0003M + 0.680%) due 01/30/2020 ~	4,200	4,209
3.112% (US0003M + 1.010%) due 12/07/2020 ~	1,800	1,817
3.473% (US0003M + 1.340%) due 03/04/2021 ~	4,400	4,464

Wells Fargo Bank N.A.
2.248% (US0001M + 0.220%) due 07/15/2020 ~	2,050	2,050
2.300% (SOFRRATE + 0.480%) due 03/25/2020 ~	13,000	13,014
2.532% (US0003M + 0.380%) due 05/21/2021 ~	78,500	78,553
2.759% (US0003M + 0.500%) due 07/23/2021 ~	19,000	19,049

		1,213,140

INDUSTRIALS 6.4%

Allergan Funding SCS
3.000% due 03/12/2020	23,600	23,670

Anthem, Inc.
4.350% due 08/15/2020	6,000	6,119

BAT Capital Corp.
2.765% due 08/14/2020 •	11,400	11,424

BAT International Finance PLC
2.750% due 06/15/2020	800	803

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	149

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayer U.S. Finance LLC
2.375% due 10/08/2019	$800	$800

BMW U.S. Capital LLC
2.545% (US0003M + 0.370%) due 08/14/2020 ~	31,500	31,560

Bristol-Myers Squibb Co.
2.368% (US0003M + 0.200%) due 11/16/2020 ~	25,100	25,121

Broadcom Corp.
2.375% due 01/15/2020	32,470	32,470

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~	42,000	42,009
3.200% due 09/17/2020	1,000	1,010

CVS Health Corp.
2.732% (US0003M + 0.630%) due 03/09/2020 ~	600	601
2.800% due 07/20/2020	35,900	36,065

Daimler Finance North America LLC
1.750% due 10/30/2019	4,055	4,054
2.677% (US0003M + 0.390%) due 05/04/2020 ~	31,000	31,035
2.817% (US0003M + 0.530%) due 05/05/2020 ~	900	901
2.886% (US0003M + 0.620%) due 10/30/2019 ~	19,500	19,512
3.100% due 05/04/2020	5,300	5,331

Danone S.A.
1.691% due 10/30/2019	1,100	1,100

Delta Air Lines, Inc.
2.875% due 03/13/2020	1,000	1,002

Diageo Capital PLC
3.000% due 05/18/2020	2,100	2,112

Dignity Health
2.637% due 11/01/2019	1,500	1,500

Discovery Communications LLC
2.800% due 06/15/2020	4,800	4,817

ERAC USA Finance LLC
5.250% due 10/01/2020	700	722

GATX Corp.
2.600% due 03/30/2020	1,250	1,251

Georgia-Pacific LLC
2.539% due 11/15/2019	26,000	26,005
5.400% due 11/01/2020	2,000	2,069

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	2,000	2,000

International Business Machines Corp.
2.576% (US0003M + 0.400%) due 05/13/2021 ~	11,500	11,548

KLA Corp.
3.375% due 11/01/2019	1,500	1,501

Kraft Heinz Foods Co.
2.800% due 07/02/2020	9,100	9,117

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	45,000	44,982
2.866% (US0003M + 0.610%) due 10/28/2019 ~	6,800	6,804

Reynolds American, Inc.
6.875% due 05/01/2020	1,200	1,232

Toyota Motor Finance Netherlands BV
2.382% (US0003M + 0.250%) due 12/12/2019 ~	6,000	6,003

VMware, Inc.
2.300% due 08/21/2020	6,300	6,304

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	300	300
2.450% due 11/20/2019	15,900	15,901
2.946% (US0003M + 0.770%) due 11/13/2020 ~	8,300	8,329

		427,084

UTILITIES 0.3%

AT&T, Inc.
2.953% (US0003M + 0.650%) due 01/15/2020 ~	3,200	3,205

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BG Energy Capital PLC
4.000% due 12/09/2020	$4,000	$4,087

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	2,200	2,202

Exelon Corp.
2.850% due 06/15/2020	500	502

Exelon Generation Co. LLC
4.000% due 10/01/2020	3,050	3,088

Kentucky Utilities Co.
3.250% due 11/01/2020	2,000	2,023

Progress Energy, Inc.
4.875% due 12/01/2019	7,137	7,167

Sempra Energy
2.400% due 02/01/2020	1,500	1,500

		23,774

Total Corporate Bonds & Notes (Cost $1,662,702)		1,663,998

U.S. GOVERNMENT AGENCIES 1.1%

Federal Farm Credit Bank
2.044% due 01/12/2021 •	75,000	74,899

Total U.S. Government Agencies (Cost $74,993)		74,899

ASSET-BACKED SECURITIES 0.5%

Bank of The West Auto Trust
2.481% due 07/15/2020	3,408	3,409

HPEFS Equipment Trust
2.150% due 10/20/2020	14,000	14,017

Kubota Credit Owner Trust
2.510% due 06/15/2020	5,673	5,682

MMAF Equipment Finance LLC
2.125% due 10/09/2020	10,000	10,013

Total Asset-Backed Securities (Cost $33,081)		33,121

SOVEREIGN ISSUES 6.3%

Agence Francaise de Developpement EPIC
2.239% (US0003M + 0.080%) due 03/23/2020 ~	46,000	46,011
2.284% (US0003M + 0.120%) due 06/19/2020 ~	28,000	28,014

Caisse des Depots et Consignations
2.175% (US0003M + 0.090%) due 10/02/2020 ~	9,000	9,000

CPPIB Capital, Inc.
2.110% (US0003M + 0.010%) due 12/27/2019 ~	5,000	5,000
2.352% (US0003M + 0.030%) due 10/16/2020 ~	13,000	12,997

Development Bank of Japan, Inc.
2.496% (US0003M + 0.240%) due 01/28/2020 ~	19,100	19,116

Export Development Canada
2.084% (US0003M - 0.040%) due 11/19/2019 ~	8,000	8,000
2.278% (US0003M + 0.130%) due 11/23/2020 ~	10,000	10,016

Industrial Bank of Korea
2.000% due 04/23/2020	1,800	1,799

Japan Bank for International Cooperation
2.250% due 02/24/2020	5,800	5,801
2.618% (US0003M + 0.480%) due 06/01/2020 ~	21,500	21,559
2.668% (US0003M + 0.390%) due 07/21/2020 ~	31,900	31,985
2.702% (US0003M + 0.570%) due 02/24/2020 ~	21,800	21,844

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	24,200	24,173

Japan International Cooperation Agency
1.875% due 11/13/2019	9,200	9,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kommunalbanken A/S
1.500% due 10/22/2019	$10,000	$9,999
2.209% (US0003M + 0.070%) due 03/17/2020 ~	37,200	37,211
2.449% (US0003M + 0.330%) due 06/16/2020 ~	11,300	11,326

Korea Expressway Corp.
2.956% (US0003M + 0.700%) due 10/28/2019 ~	1,000	1,000

Municipality Finance PLC
2.174% (US0003M + 0.050%) due 02/17/2021 ~	16,502	16,504
2.277% (US0003M + 0.010%) due 10/26/2020 ~	11,500	11,500
2.379% (US0003M + 0.170%) due 02/07/2020 ~	6,400	6,405

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
2.418% (US0003M + 0.140%) due 10/21/2019 ~	2,000	2,001

Province of Alberta
1.900% due 12/06/2019	5,000	4,997

Province of Ontario
4.000% due 10/07/2019	1,728	1,728

Province of Quebec
2.289% (US0003M + 0.130%) due 09/21/2020 ~	61,200	61,255

State of Saxony-Anhalt
1.375% due 10/15/2019	9,000	8,996

Tokyo Metropolitan Government
2.125% due 05/19/2020	3,000	2,999

Total Sovereign Issues (Cost $430,283)		430,433

SHORT-TERM INSTRUMENTS 80.4%

CERTIFICATES OF DEPOSIT 2.1%

Bank of Montreal
2.070% (SOFRRATE + 0.250%) due 07/10/2020 ~	7,200	7,205

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~	37,800	37,809

Goldman Sachs Bank USA
2.402% due 02/26/2021 •	25,000	25,049

Royal Bank of Canada
2.130% (SOFRRATE + 0.310%) due 08/14/2020 ~	75,000	75,071

		145,134

COMMERCIAL PAPER 6.4%

American Electric Power, Inc.
2.270% due 10/30/2019	29,300	29,245

Anheuser-Busch InBev Worldwide, Inc.
2.200% due 10/23/2019	25,000	24,964

AT&T, Inc.
2.710% due 12/10/2019	30,000	29,863

BAT International Finance PLC
2.400% due 11/04/2019	12,000	11,974
2.450% due 11/04/2019	13,000	12,972

BAYER Corp.
2.320% due 12/13/2019	70,000	69,671

Broadcom, Inc.
2.550% due 10/10/2019	34,000	33,976

Enbridge (U.S.), Inc
2.420% due 11/04/2019	27,500	27,439

Energy Transfer Partners LP
2.550% due 10/01/2019	65,000	64,995

Entergy Corp.
2.340% due 11/08/2019	46,450	46,327
2.530% due 10/03/2019	11,900	11,898

General Motors Financial Co., Inc.
2.600% due 10/24/2019	1,000	998

150	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hitachi Capital America Corp.
2.200% due 10/28/2019	$8,100	$8,086

Mondelez International, Inc.
2.200% due 10/04/2019	16,000	15,996

Sempra Energy Holdings
2.300% due 11/04/2019	500	499
2.500% due 10/09/2019	38,000	37,978
2.510% due 10/02/2019	4,600	4,599

		431,480

REPURCHASE AGREEMENTS (a) 70.9%
		4,827,445

SHORT-TERM NOTES 1.0%

Federal Home Loan Bank
2.125% due 08/06/2020	10,000	10,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Svensk Exportkredit AB
2.186% (US0003M + 0.030%) due 12/20/2019 ~	$61,000	$61,014

		71,014

Total Short-Term Instruments (Cost $5,474,928)		5,475,073

Total Investments in Securities (Cost $7,675,987)		7,677,524

Total Investments 112.8% (Cost $7,675,987)		$7,677,524

Other Assets and Liabilities, net (12.8)%		(871,267)

Net Assets 100.0%		$6,806,257

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.210%	09/27/2019	10/04/2019	$200,000	U.S. Treasury Bonds 3.000% due 02/15/2047	$(204,937)	$200,000	$200,049
	2.500	09/30/2019	10/01/2019	5,800	U.S. Treasury Notes 2.750% due 04/30/2023	(5,988)	5,800	5,800
BSN	2.450	09/30/2019	10/01/2019	14,100	U.S. Treasury Notes 2.875% due 09/30/2023	(14,413)	14,100	14,101
FICC	1.500	09/30/2019	10/01/2019	11,845	U.S. Treasury Notes 2.250% due 03/31/2021	(12,084)	11,845	11,846
IND	2.500	09/30/2019	10/01/2019	90,800	U.S. Treasury Notes 2.500% due 03/31/2023	(92,721)	90,800	90,806
JPS	2.500	09/30/2019	10/01/2019	381,900	U.S. Treasury Notes 2.000% due 05/31/2024	(389,943)	381,900	381,927
MBC	2.220	09/27/2019	10/04/2019	150,000	U.S. Treasury Notes 1.625% - 3.125% due 10/31/2023 -11/15/2028	(155,145)	150,000	150,037
	2.270	09/26/2019	10/03/2019	150,000	U.S. Treasury Notes 3.125% due 11/15/2028	(155,077)	150,000	150,047
	2.300	09/25/2019	10/02/2019	200,000	U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2020	(4,608)	200,000	200,077
					U.S. Treasury Notes 2.000% due 11/15/2026	(201,481)
	2.450	09/30/2019	10/01/2019	40,000	U.S. Treasury Notes 2.000% due 07/31/2022	(41,309)	40,000	40,003
MFK	2.070	10/01/2019	10/02/2019	300,000	U.S. Treasury Notes 2.125% due 05/31/2021	(306,065)	300,000	300,000
	2.780	09/30/2019	10/01/2019	300,000	U.S. Treasury Notes 2.125% due 05/31/2021	(306,118)	300,000	300,023
NXN	2.400	09/30/2019	10/01/2019	600,000	U.S. Treasury Bonds 3.000% - 3.375% due 05/15/2045 - 11/15/2048	(614,381)	600,000	600,040
RDR	2.250	09/30/2019	10/01/2019	544,000	U.S. Treasury Notes 1.500% - 3.625% due 05/15/2020 - 11/15/2027	(556,006)	544,000	544,034
RVM	2.070	10/01/2019	10/02/2019	700,000	U.S. Treasury Notes 2.375% due 03/15/2022	(714,155)	700,000	700,000
	2.780	09/30/2019	10/01/2019	700,000	U.S. Treasury Notes 2.375% due 03/15/2022	(714,456)	700,000	700,054
SGY	2.300	09/30/2019	10/01/2019	439,000	U.S. Treasury Notes 2.125% due 12/31/2022	(447,989)	439,000	439,028

Total Repurchase Agreements						$(4,936,876)	$4,827,445	$4,827,872

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	151

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$205,849	$0	$0	$205,849	$(210,579)	$(4,730)
BSN	14,101	0	0	14,101	(14,413)	(312)
FICC	11,846	0	0	11,846	(12,084)	(238)
IND	90,806	0	0	90,806	(92,721)	(1,915)
JPS	381,927	0	0	381,927	(389,943)	(8,016)
MBC	540,164	0	0	540,164	(553,940)	(13,776)
MFK	600,023	0	0	600,023	(612,183)	(12,160)
NXN	600,040	0	0	600,040	(614,381)	(14,341)
RDR	544,034	0	0	544,034	(556,006)	(11,972)
RVM	1,400,054	0	0	1,400,054	(1,428,611)	(28,557)
SGY	439,028	0	0	439,028	(447,989)	(8,961)

Total Borrowings and Other Financing Transactions	$4,827,872	$0	$0

Cash of $4,026 has been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,213,140	$0	$1,213,140
Industrials	0	427,084	0	427,084
Utilities	0	23,774	0	23,774
U.S. Government Agencies	0	74,899	0	74,899
Asset-Backed Securities	0	33,121	0	33,121
Sovereign Issues	0	430,433	0	430,433

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short-Term Instruments
Certificates of Deposit	$0	$145,134	$0	$145,134
Commercial Paper	0	431,480	0	431,480
Repurchase Agreements	0	4,827,445	0	4,827,445
Short-Term Notes	0	71,014	0	71,014

Total Investments	$0	$7,677,524	$0	$7,677,524

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

152	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.2%

MUNICIPAL BONDS & NOTES 0.1%

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$1,005	$1,020

Total Municipal Bonds & Notes (Cost $1,005)		1,020

U.S. GOVERNMENT AGENCIES 8.2%

Fannie Mae
2.138% due 03/25/2034 •	199	198
2.205% due 12/25/2036 •	275	272
2.351% due 03/25/2036 •	173	172
2.365% due 07/25/2032 •	310	303
2.385% due 06/25/2033 •	123	121
2.391% due 11/01/2020 •	1	1
2.424% due 03/25/2032 •	300	299
2.468% due 08/25/2021 - 03/25/2022 •	1	1
2.495% due 05/25/2042 •	146	147
2.568% due 11/25/2032 •	1	1
2.618% due 08/25/2022 •	1	1
2.718% due 04/25/2022 •	1	1
2.918% due 04/25/2032 •	94	96
3.683% due 02/01/2041 - 10/01/2044 •	2,462	2,516
3.836% due 03/01/2035 •	305	315
3.973% due 08/01/2028 •	8	8
4.095% due 02/01/2026 •	3	3
4.152% due 09/01/2033 •	1	1
4.227% due 12/01/2022 •	2	2
4.246% due 11/01/2035 •	118	123
4.383% due 09/01/2031 •	14	14
4.385% due 11/01/2035 •	113	116
4.500% due 09/01/2022 •	1	1
4.502% due 10/01/2032 •	8	9
4.520% due 09/01/2028 •	4	5
4.528% due 12/01/2029 •	1	1
4.579% due 12/01/2032 •	3	3
4.583% due 01/01/2036 •	632	662
4.620% due 08/01/2036 •	66	70
4.625% due 05/01/2022 •	2	2
4.630% due 05/01/2025 •	3	3
4.645% due 12/01/2029 •	6	6
4.737% due 12/01/2035 •	27	27
4.776% due 12/01/2029 •	5	5
5.098% due 10/01/2025 •	15	15

Fannie Mae UMBS
4.000% due 05/01/2030 - 12/01/2041	2,188	2,332
4.500% due 04/01/2028 - 11/01/2029	317	339

Freddie Mac
0.000% due 03/15/2030 - 01/15/2032 (a)	21,735	17,254
2.265% due 07/25/2031 •	328	326
2.528% due 06/15/2030 - 12/15/2032 •	51	51
2.578% due 06/15/2031 •	21	21
2.728% due 02/15/2027 •	3	3
3.492% due 02/25/2045 •	459	463
3.646% due 10/25/2044 •	1,469	1,486
3.846% due 07/25/2044 •	910	940
4.251% due 02/01/2024 •	10	10
4.500% due 06/15/2035 - 09/15/2035	1,474	1,543
4.579% due 06/01/2035 •	1,266	1,333
4.668% due 02/01/2025 •	3	4
4.708% due 05/01/2032 •	5	5
4.873% due 02/01/2035 •	399	418
4.901% due 07/01/2029 •	5	5
4.943% due 01/01/2032 •	6	6
4.975% due 02/01/2032 •	2	2
4.980% due 02/01/2032 •	2	3
5.000% due 01/15/2034	2,938	3,247
5.500% due 08/15/2030 - 10/01/2039	82	89
6.500% due 10/25/2043	537	645

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 07/20/2025 - 08/20/2026 ~	$182	$188
3.875% (H15T1Y + 1.500%) due 04/20/2023 - 05/20/2024 ~	121	123
3.875% due 04/20/2027 - 04/20/2032 •	74	77
4.000% (H15T1Y + 1.500%) due 02/20/2024 - 02/20/2026 ~	22	22
4.000% due 03/20/2025 - 02/20/2030 •	388	391
4.125% (H15T1Y + 1.500%) due 10/20/2023 - 10/20/2024 ~	22	23

Israel Government AID Bond
0.000% due 11/01/2024 (a)	133,000	120,630

Residual Funding Corp. STRIPS (a)
0.000% due 01/15/2030	18,000	14,478

Small Business Administration
3.000% (PRIME - 2.250%) due 05/25/2025 ~	46	46
3.250% (PRIME - 2.250%) due 03/25/2025 ~	1	1
4.500% due 03/01/2023	61	63
4.760% due 09/01/2025	2,433	2,547
4.770% due 04/01/2024	609	634
4.930% due 01/01/2024	275	287
5.240% due 08/01/2023	214	225
7.060% due 11/01/2019	9	9
7.220% due 11/01/2020	24	24

Total U.S. Government Agencies (Cost $150,177)		175,813

U.S. TREASURY OBLIGATIONS 97.8%

U.S. Treasury Bonds
2.750% due 08/15/2042	117,500	132,077
2.750% due 11/15/2042	110,900	124,570
2.875% due 05/15/2043 (c)	270,960	310,964
3.000% due 05/15/2042	201,200	235,506
3.125% due 02/15/2043	41,250	49,244
3.125% due 08/15/2044	45,000	53,970
3.625% due 08/15/2043	53,000	68,419
3.625% due 02/15/2044	30,000	38,819
3.750% due 11/15/2043	22,120	29,123
4.375% due 02/15/2038	84,630	117,469
4.375% due 05/15/2040	1,490	2,097
4.500% due 05/15/2038	31,463	44,387
8.000% due 11/15/2021 (e)	44,700	50,587

U.S. Treasury Notes
2.000% due 02/28/2021	238,400	239,261
2.000% due 08/31/2021 (e)	7,000	7,044
2.000% due 07/31/2022 (c)	333,000	336,928
2.000% due 05/31/2024 (c)	103,910	106,015
2.125% due 09/30/2024	27,200	27,925
2.250% due 10/31/2024	49,610	51,252
2.250% due 11/15/2025	47,400	49,171
2.750% due 02/15/2024 (e)	4,870	5,114
2.875% due 05/15/2028	9,680	10,628

Total U.S. Treasury Obligations (Cost $1,957,255)		2,090,570

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 02/25/2033 ~	15	14
4.670% due 01/25/2034 ~	205	213
4.723% due 11/25/2034 ~	698	685
4.785% due 04/25/2033 ~	45	47
5.033% due 04/25/2033 ~	41	42
5.371% due 04/25/2033 ~	4	4

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	1,254	1,242
3.825% due 11/25/2036 ^~	16,889	14,131
4.053% due 11/25/2036 ~	10,409	9,717

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.268% due 08/25/2035 •	303	302

Citigroup Mortgage Loan Trust
4.810% due 05/25/2035 •	346	352

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.178% due 02/25/2047 •	$429	$419
2.198% due 05/25/2047 •	2,785	2,672
2.218% due 05/25/2036 •	51	46
2.224% due 02/20/2047 ^•	4,626	3,688
2.228% due 05/25/2035 •	585	564
2.254% due 03/20/2046 •	3,446	3,221
2.298% due 12/25/2035 •	229	228
3.446% due 02/25/2036 •	279	266
5.500% due 03/25/2036 ^	1,226	897

Countrywide Home Loan Mortgage Pass-Through Trust
2.478% due 05/25/2035 •	917	855
2.598% due 04/25/2035 •	110	105
2.678% due 02/25/2035 •	567	569
2.698% due 02/25/2035 •	322	313
2.863% due 04/25/2035 ~	362	335
3.816% due 09/20/2036 ^~	3,457	3,049

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1

Downey Savings & Loan Association Mortgage Loan Trust
2.317% due 08/19/2045 •	378	372

GreenPoint Mortgage Funding Trust
2.458% due 06/25/2045 •	470	449

GSR Mortgage Loan Trust
4.150% due 04/25/2036 ~	2,830	2,540

HarborView Mortgage Loan Trust
2.187% due 03/19/2037 •	1,180	1,139
2.497% due 05/19/2035 •	1,191	1,161

Impac CMB Trust
3.018% due 07/25/2033 •	31	30

IndyMac Mortgage Loan Trust
2.658% due 02/25/2035 •	1,742	1,718

JPMorgan Mortgage Trust
4.508% due 07/25/2035 ~	494	513
4.536% due 02/25/2036 ^~	590	554

MASTR Adjustable Rate Mortgages Trust
4.061% due 05/25/2034 ~	134	136

Merrill Lynch Mortgage Investors Trust
3.531% (US0006M + 1.500%) due 12/25/2032 ~	48	49

Residential Accredit Loans, Inc. Trust
2.318% due 08/25/2035 •	919	837
3.806% due 09/25/2045 •	355	336

Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	360	405

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	15	16

Sequoia Mortgage Trust
2.394% due 07/20/2033 •	677	669
2.514% due 07/20/2033 •	476	451
2.757% due 10/19/2026 •	251	250

Structured Adjustable Rate Mortgage Loan Trust
3.846% due 01/25/2035 ^•	297	291

Structured Asset Mortgage Investments Trust
2.238% due 05/25/2036 •	13,946	13,324
2.637% due 07/19/2034 •	89	90
2.757% due 03/19/2034 •	194	196

WaMu Mortgage Pass-Through Certificates Trust
2.278% due 11/25/2045 •	1,057	1,072
2.288% due 12/25/2045 •	462	460
2.641% due 05/25/2046 •	436	421
2.641% due 12/25/2046 •	981	995
2.655% due 07/25/2046 •	4,625	4,499
2.655% due 08/25/2046 •	10,856	10,662
2.655% due 09/25/2046 •	1,744	1,791
2.655% due 10/25/2046 •	811	790
3.176% due 01/25/2047 •	788	814
3.293% due 12/25/2046 •	1,779	1,795
3.426% due 06/25/2046 •	2,293	2,295
3.446% due 02/25/2046 •	1,750	1,792
3.646% due 11/25/2042 •	315	311
4.863% due 03/25/2034 ~	72	75

Washington Mutual Mortgage Pass-Through Certificates Trust
3.328% due 05/25/2033 ~	39	39

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	153

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.826% due 02/25/2033 ~	$6	$6
4.405% due 02/25/2033 ~	1	1

Wells Fargo Mortgage-Backed Securities Trust
4.620% due 11/25/2033 ~	20	21

Total Non-Agency Mortgage-Backed Securities (Cost $104,308)		97,342

ASSET-BACKED SECURITIES 0.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •	24	18
2.548% due 06/15/2031 •	268	253
2.568% due 11/15/2031 •	15	15

Bear Stearns Asset-Backed Securities Trust
2.128% due 04/25/2031 •	805	1,222
2.678% due 10/25/2032 •	19	19

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •	123	123

Citigroup Global Markets Mortgage Securities, Inc.
3.368% due 01/25/2032 •	125	126

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •	66	65

Credit-Based Asset Servicing & Securitization Trust
2.088% due 01/25/2037 ^•	1,031	436

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •	53	31

GSAMP Trust
2.088% due 12/25/2036 •	515	301
2.198% due 11/25/2035 •	147	30

Home Equity Asset Trust
2.938% due 02/25/2033 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	$130	$68

JPMorgan Mortgage Acquisition Trust
2.098% due 08/25/2036 •	33	19

LA Arena Funding LLC
7.656% due 12/15/2026	15	16

Lehman ABS Mortgage Loan Trust
2.108% due 06/25/2037 •	542	395

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	1,548	1,521

MASTR Asset-Backed Securities Trust
2.068% due 11/25/2036 •	94	44

Merrill Lynch Mortgage Investors Trust
2.138% due 02/25/2037 •	315	135

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 05/25/2037 •	233	213

Morgan Stanley IXIS Real Estate Capital Trust
2.068% due 11/25/2036 •	37	18

New Century Home Equity Loan Trust
2.198% due 05/25/2036 •	550	523

Renaissance Home Equity Loan Trust
2.718% due 08/25/2032 •	2	2

Securitized Asset-Backed Receivables LLC Trust
2.098% due 11/25/2036 ^•	531	204
2.550% due 12/25/2036 ^	1,659	542

Soundview Home Loan Trust
2.078% due 11/25/2036 •	539	226
2.098% due 06/25/2037 •	286	216

Total Asset-Backed Securities (Cost $9,707)		6,782

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$5,021

Total Short-Term Instruments (Cost $5,021)		5,021

Total Investments in Securities (Cost $2,227,473)		2,376,548

	SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	4,398,230	43,512

Total Short-Term Instruments (Cost $43,507)		43,512

Total Investments in Affiliates (Cost $43,507)		43,512

Total Investments 113.2% (Cost $2,270,980)		$2,420,060

Financial Derivative Instruments (d) (0.1)% (Cost or Premiums, net $19,862)		(1,606)

Other Assets and Liabilities, net (13.1)%		(280,042)

Net Assets 100.0%		$2,138,412

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$5,021	U.S. Treasury Notes 2.250% due 03/31/2021	$(5,123)	$5,021	$5,021

Total Repurchase Agreements						$(5,123)	$5,021	$5,021

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BSN	2.250%	08/12/2019	10/11/2019	$(22,458)	$(22,528)
DEU	2.250	09/17/2019	10/08/2019	(114,176)	(114,276)
RCY	2.280	08/13/2019	10/11/2019	(76,023)	(76,259)

Total Reverse Repurchase Agreements					$(213,063)

154	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.290%	08/07/2019	10/07/2019	$(19,589)	$(19,657)
	2.310	08/02/2019	10/10/2019	(64,079)	(64,327)

Total Sale-Buyback Transactions					$(83,984)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Fannie Mae UMBS, TBA	4.000%	11/01/2049	$17,000	$(17,621)	$(17,653)
Fannie Mae UMBS, TBA	4.500	11/01/2049	3,000	(3,155)	(3,161)

Total Short Sales (1.0)%				$(20,776)	$(20,814)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(22,528)	$0	$(22,528)	$22,354	$(174)
DEU	0	(114,276)	0	(114,276)	113,679	(597)
FICC	5,021	0	0	5,021	(5,123)	(102)
RCY	0	(76,259)	0	(76,259)	76,087	(172)

Master Securities Forward Transaction Agreement
UBS	0	0	(83,984)	(83,984)	83,661	(323)

Total Borrowings and Other Financing Transactions	$5,021	$(213,063)	$(83,984)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(213,063)	$0	$0	$(213,063)

Total	$0	$(213,063)	$0	$0	$(213,063)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(83,984)	0	0	(83,984)

Total	$0	$(83,984)	$0	$0	$(83,984)

Total Borrowings	$0	$(297,047)	$0	$0	$(297,047)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(297,047)

(c)	Securities with an aggregate market value of $299,620 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(522,921) at a weighted average interest rate of 2.532%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(44) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	155

Schedule of Investments PIMCO U.S. Government and Short-Term Investments Portfolio (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$109.250	11/22/2019	20,000	$20,000	$172	$20
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	9,296	9,296	80	9

Total Purchased Options					$252	$29

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	161	$34,696	$(72)	$0	$(5)
U.S. Treasury 5-Year Note December Futures	12/2019	28,685	3,417,773	(19,458)	0	(1,344)
U.S. Treasury 10-Year Note December Futures	12/2019	7,218	940,596	(11,225)	0	(564)

				$(30,755)	$0	$(1,913)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2019	1,200	$(194,775)	$(3,102)	$38	$0

Total Futures Contracts				$(33,857)	$38	$(1,913)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month USD-LIBOR	2.061%	Semi-Annual	12/21/2019	$445,000	$0	$2,198	$2,198	$0	$(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027	17,700	(247)	(1,184)	(1,431)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	349,800	19,857	(42,074)	(22,217)	239	0
Receive	3-Month USD-LIBOR	2.606	Semi-Annual	12/21/2047	40,000	0	(8,507)	(8,507)	0	(3)

Total Swap Agreements						$19,610	$(49,567)	$(29,957)	$244	$(4)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$29	$38	$244	$311	$0	$(1,913)	$(4)	$(1,917)

(e)

Securities with an aggregate market value of $50,398 and cash of $3,707 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

156	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$29	$29
Futures	0	0	0	0	38	38
Swap Agreements	0	0	0	0	244	244

	$0	$0	$0	$0	$311	$311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,913	$1,913
Swap Agreements	0	0	0	0	4	4

	$0	$0	$0	$0	$1,917	$1,917

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(732)	$(732)
Futures	0	0	0	0	166,582	166,582
Swap Agreements	0	0	0	0	(610)	(610)

	$0	$0	$0	$0	$165,240	$165,240

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$49	$49
Futures	0	0	0	0	(58,198)	(58,198)
Swap Agreements	0	0	0	0	(31,776)	(31,776)

	$0	$0	$0	$0	$(89,925)	$(89,925)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Iowa	$0	$1,020	$0	$1,020
U.S. Government Agencies	0	175,813	0	175,813
U.S. Treasury Obligations	0	2,090,570	0	2,090,570
Non-Agency Mortgage-Backed Securities	0	97,342	0	97,342
Asset-Backed Securities	0	6,782	0	6,782
Short-Term Instruments
Repurchase Agreements	0	5,021	0	5,021

	$0	$2,376,548	$0	$2,376,548

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$43,512	$0	$0	$43,512

Total Investments	$43,512	$2,376,548	$0	$2,420,060

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,814)	$0	$(20,814)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$38	$273	$0	$311

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(1,913)	$(4)	$0	$(1,917)

Total Financial Derivative Instruments	$(1,875)	$269	$0	$(1,606)

Totals	$41,637	$2,356,003	$0	$2,397,640

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	157

Consolidated Schedule of Investments PIMCO International Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.6%

AUSTRIA 5.7%

SOVEREIGN ISSUES 5.7%

Republic of Austria Government Bond
3.900% due 07/15/2020	EUR	26,500	$29,916

Total Austria (Cost $29,978)			29,916

CANADA 1.7%

SOVEREIGN ISSUES 1.7%

Province of Quebec
6.250% due 06/01/2032	CAD	8,000	8,724

Total Canada (Cost $6,808)			8,724

DENMARK 16.1%

CORPORATE BONDS & NOTES 16.1%

Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2020	DKK	320,000	47,438

Nykredit Realkredit A/S
2.000% due 04/01/2020		250,000	36,984

Total Denmark (Cost $84,483)			84,422

FINLAND 7.5%

SOVEREIGN ISSUES 7.5%

Finland Government Bond
0.375% due 09/15/2020	EUR	36,000	39,624

Total Finland (Cost $39,701)			39,624

JAPAN 2.5%

SOVEREIGN ISSUES 2.5%

Japan Government International Bond
0.300% due 06/20/2039	JPY	1,400,000	13,206

Total Japan (Cost $13,819)			13,206

SPAIN 22.2%

SOVEREIGN ISSUES 22.2%

Spain Government International Bond
0.600% due 10/31/2029	EUR	39,900	45,499
1.450% due 04/30/2029		31,400	38,589
1.850% due 07/30/2035		18,300	23,822
2.700% due 10/31/2048		5,600	8,636

Total Spain (Cost $115,501)			116,546

UNITED STATES 6.2%

ASSET-BACKED SECURITIES 1.8%

Amortizing Residential Collateral Trust
2.718% due 10/25/2031 •		$234	232

Argent Securities Trust
2.108% due 07/25/2036 •		1,413	590

Asset-Backed Funding Certificates Trust
2.718% due 06/25/2034 •		412	411

Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •		48	37

Bear Stearns Asset-Backed Securities Trust
2.508% due 06/25/2036 •		42	42
2.678% due 10/25/2032 •		63	63

CIT Group Home Equity Loan Trust
2.558% due 06/25/2033 •		15	15

Countrywide Asset-Backed Certificates
2.758% due 05/25/2032 •		110	107

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		101	100

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		39	24

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.088% due 01/25/2037 ^•	$308	$130

Home Equity Asset Trust
2.618% due 11/25/2032 •	1	1

HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	30	16

Lehman XS Trust
2.168% due 04/25/2037 ^•	18	17

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •	28	27

Merrill Lynch Mortgage Investors Trust
2.098% due 09/25/2037 •	40	23

Morgan Stanley ABS Capital, Inc. Trust
2.078% due 05/25/2037 •	65	59
2.118% due 11/25/2036 •	7,561	4,949

SLM Student Loan Trust
3.776% due 04/25/2023 •	2,669	2,686

Soundview Home Loan Trust
2.078% due 11/25/2036 •	269	113

Structured Asset Securities Corp. Mortgage Loan Trust
3.600% due 04/25/2035 •	7	7

Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •	29	15

		9,664

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

American Home Mortgage Investment Trust
3.689% due 10/25/2034 •	1	1

Bear Stearns ALT-A Trust
3.980% due 01/25/2036 ^~	846	871
4.020% due 08/25/2036 ^~	30	27

Citigroup Mortgage Loan Trust
4.566% due 08/25/2035 ~	28	29

Countrywide Alternative Loan Trust
2.178% due 02/25/2047 •	112	109
2.224% due 02/20/2047 ^•	5,285	4,213
2.254% due 03/20/2046 •	435	406
2.298% due 12/25/2035 •	229	228
2.298% due 02/25/2037 •	130	121
2.318% due 08/25/2035 •	363	357
2.318% due 12/25/2035 •	921	844
2.368% due 09/25/2035 •	1,297	1,286
2.538% due 12/25/2035 •	46	46

Countrywide Home Loan Mortgage Pass-Through Trust
2.478% due 05/25/2035 •	144	135
2.598% due 03/25/2035 ^•	596	521
2.598% due 04/25/2035 •	4	4
2.618% due 03/25/2035 •	44	39
2.658% due 03/25/2035 •	3,101	2,904
2.678% due 02/25/2035 •	11	11
2.778% due 09/25/2034 •	8	8
4.166% due 08/25/2034 ^~	9	9

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	10	11

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.118% due 10/25/2036 ^•	3	2

Downey Savings & Loan Association Mortgage Loan Trust
2.267% due 03/19/2045 •	398	399
2.317% due 08/19/2045 •	172	169
2.387% due 09/19/2045 •	1,580	1,314

GreenPoint Mortgage Funding Trust
2.478% due 06/25/2045 •	1,586	1,495

HarborView Mortgage Loan Trust
2.297% due 03/19/2036 ^•	1,233	1,187
2.367% due 11/19/2035 •	250	242
2.384% due 06/20/2035 •	59	59
2.537% due 06/19/2035 •	313	316
2.537% due 01/19/2036 ^•	54	50
2.557% due 01/19/2036 •	1,965	1,574
2.717% due 09/19/2035 •	18	17

Nomura Asset Acceptance Corp. Alternative Loan Trust
3.726% due 10/25/2035 ~	19	19

Residential Accredit Loans, Inc. Trust
2.228% due 04/25/2046 •	143	64

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sequoia Mortgage Trust
2.394% due 07/20/2033 •		$586	$578
2.757% due 10/19/2026 •		5	5
2.802% due 10/20/2034 •		203	205

Structured Asset Mortgage Investments Trust
2.637% due 07/19/2034 •		3	3

Thornburg Mortgage Securities Trust
2.558% due 03/25/2044 •		78	76

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		23	23
2.328% due 01/25/2045 •		14	14
2.405% due 02/27/2034 •		7	7
2.655% due 10/25/2046 •		38	37
2.655% due 11/25/2046 •		380	383
2.658% due 01/25/2045 •		14	14
2.658% due 07/25/2045 •		12	12
3.293% due 12/25/2046 •		133	135
3.646% due 11/25/2042 •		2	2
3.846% due 08/25/2042 •		10	10

Wells Fargo Mortgage-Backed Securities Trust
4.922% due 09/25/2034 ~		48	50

			20,641

U.S. GOVERNMENT AGENCIES 0.5%

Fannie Mae
2.138% due 03/25/2034 •		5	5
2.168% due 08/25/2034 •		3	3
2.418% due 06/25/2029 •		2	2
2.616% due 09/25/2042 •		28	28
4.284% due 12/01/2034 •		4	4
4.726% due 11/01/2034 •		17	18
4.947% due 12/01/2030 •		2	2
6.000% due 07/25/2044		15	17
7.000% due 09/25/2023		7	7

Freddie Mac
2.158% due 09/25/2031 •		20	19
2.295% due 09/25/2035 •		1,331	1,324
2.478% due 12/15/2031 •		1	1
3.492% due 02/25/2045 •		29	29
3.646% due 10/25/2044 •		63	63
3.846% due 07/25/2044 •		18	19
4.605% due 10/01/2036 •		19	20
6.500% due 07/15/2028		177	204

Ginnie Mae
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 09/20/2026 ~		75	76
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 05/20/2026 ~		42	44
3.875% due 04/20/2030 - 06/20/2030 •		297	309
4.000% (H15T1Y + 1.500%) due 03/20/2022 - 02/20/2025 ~		31	32
4.125% (H15T1Y + 1.500%) due 11/20/2022 - 10/20/2024 ~		39	41
4.125% due 11/20/2024 •		59	59
6.000% due 08/20/2034		388	435

Small Business Administration
4.625% due 02/01/2025		12	13
5.090% due 10/01/2025		6	6

			2,780

Total United States (Cost $38,675)			33,085

SHORT-TERM INSTRUMENTS 29.7%

REPURCHASE AGREEMENTS (d) 1.4%
			7,146

BELGIUM TREASURY BILLS 9.1%
(0.646)% due 03/12/2020 (a)(b)	EUR	43,500	47,549

NETHERLANDS TREASURY BILLS 9.1%
(0.700)% due 01/31/2020 (a)(b)		43,500	47,518

158	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.K. TREASURY BILLS 5.7%
0.715% due 02/03/2020 (b)(c)	GBP	24,300	$29,805

U.S. TREASURY BILLS 4.4%
1.939% due 10/22/2019 - 12/26/2019 (a)(b)(f)(h)		$23,022	22,975

Total Short-Term Instruments (Cost $155,232)			154,993

Total Investments in Securities (Cost $484,197)			480,516

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 46.1%

SHORT-TERM INSTRUMENTS 46.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 46.1%

PIMCO Short-Term Floating NAV Portfolio III	24,460,845	$241,991

Total Short-Term Instruments (Cost $241,981)		241,991

Total Investments in Affiliates (Cost $241,981)		241,991

Total Investments 137.7% (Cost $726,178)		$722,507

Financial Derivative Instruments (e)(g) 0.6% (Cost or Premiums, net $(20,946))		2,997

Other Assets and Liabilities, net (38.3)%		(200,637)

Net Assets 100.0%		$524,867

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
JPS	2.500%	09/30/2019	10/01/2019	$3,500	U.S. Treasury Notes 2.625% due 08/15/2020	$(3,571)	$3,500	$3,500
SSB	0.900	09/30/2019	10/01/2019	3,646	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(3,724)	3,646	3,646

Total Repurchase Agreements						$(7,295)	$7,146	$7,146

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
JPS	$3,500	$0	$0	$3,500	$(3,571)	$(71)
SSB	3,646	0	0	3,646	(3,724)	(78)

Total Borrowings and Other Financing Transactions	$7,146	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	159

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(589) at a weighted average interest rate of 1.860%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount		Cost	Market Value
Put - MSE Canada Government 10-Year Bond December 2019 Futures	CAD 111.000	11/15/2019	1,000	$	1,000	$9	$4
Call - MSE Canada Government 10-Year Bond December 2019 Futures	169.000	11/15/2019	760		760	7	3

Total Purchased Options						$16	$7

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2019	2,000	$	547,482	$134	$27	$0
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	500		3	0	0	0
Call Options Strike @ EUR 115.500 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	1,700		9	(1)	0	0
Call Options Strike @ EUR 141.500 on Euro-Bobl December 2019 Futures(1)	11/2019	1,550		8	(1)	0	0
Call Options Strike @ EUR 186.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,100		12	(1)	0	0
Call Options Strike @ EUR 187.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	160		2	0	0	0
Call Options Strike @ EUR 197.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,900		21	(2)	0	0
Call Options Strike @ EUR 200.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	925		10	(1)	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	3,139		34	(2)	0	0
Call Options Strike @ EUR 201.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	394		4	0	0	0
Call Options Strike @ GBP 159.000 United Kingdom Gilt December 2019 Futures(1)	11/2019	228		0	(3)	0	0
Call Options Strike @ GBP 163.000 United Kingdom Gilt December 2019 Futures(1)	11/2019	244		0	(3)	0	0
Canada Government 10-Year Bond December Futures	12/2019	1,079		116,138	(11)	33	(310)
Euro-BTP Italy Government Bond December Futures	12/2019	3,744		595,140	3,282	698	(204)
Euro-Bund 10-Year Bond December Futures	12/2019	1,769		335,975	545	77	(212)
Euro-Buxl 30-Year Bond December Futures	12/2019	82		19,439	(386)	0	(166)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	1,028		11	(1)	0	0
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	2,090		23	(2)	0	0
Put Options Strike @ EUR 102.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	600		7	0	0	0
Put Options Strike @ EUR 105.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	163		2	0	0	0
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	480		5	0	0	0
Put Options Strike @ EUR 153.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	70		1	0	0	0
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	820		9	(1)	0	0
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	1,400		15	(1)	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	700		8	0	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	720		8	0	0	0

					$3,545	$835	$(892)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
3-Month Euribor December Futures	12/2020	4,017	$	(1,100,658)	$953	$55	$(110)
3-Month Euribor September Futures	09/2020	2,935		(804,110)	810	0	(40)
Australia Government 10-Year Bond December Futures	12/2019	1,071		(106,515)	(1,222)	605	(43)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	631		(117,132)	1,460	769	(14)
United Kingdom Long Gilt December Futures	12/2019	472		(77,906)	(360)	0	(226)

					$1,641	$1,429	$(433)

Total Futures Contracts					$5,186	$2,264	$(1,325)

160	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(2)	3-Month CAD Bank Bill	1.900%	Semi-Annual	12/18/2029	CAD	123,400	$(1,319)	$15	$(1,304)	$230	$0
Pay	3-Month CAD-Bank Bill	2.100	Semi-Annual	12/13/2027		3,000	(60)	127	67	0	(3)
Receive	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2046		6,200	879	(730)	149	8	0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	36,000	(470)	(3,360)	(3,830)	92	0
Receive	6-Month AUD-BBR-BBSW	2.000	Semi-Annual	06/19/2029		153,700	(4,630)	(3,759)	(8,389)	482	0
Receive(2)	6-Month AUD-BBR-BBSW	1.750	Semi-Annual	12/18/2029		13,600	(552)	52	(500)	52	0
Receive(2)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2022	EUR	215,400	106	10	116	10	0
Receive(2)	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025		190,400	1,211	(43)	1,168	0	(40)
Receive(2)	6-Month EUR-EURIBOR	0.500	Annual	12/18/2029		223,000	(15,549)	(368)	(15,917)	0	(430)
Receive(2)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	101,500	(128)	(947)	(1,075)	0	(464)
Pay(2)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		25,200	988	109	1,097	112	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		73,200	230	(1,215)	(985)	0	(300)
Receive(2)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		55,200	(3,073)	(7,395)	(10,468)	127	0
Receive(2)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		28,300	689	(1,184)	(495)	80	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	2,570,000	(145)	(535)	(680)	36	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		21,030,000	(920)	(4,649)	(5,569)	228	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		2,550,000	3	46	49	0	(32)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		530,000	12	(175)	(163)	9	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		799,000	(73)	(288)	(361)	17	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		9,900,000	798	(10,982)	(10,184)	423	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		1,170,000	72	(1,231)	(1,159)	50	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		830,000	0	(941)	(941)	35	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		7,340,000	202	(8,029)	(7,827)	305	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		390,000	856	(109)	747	0	(25)

Total Swap Agreements							$(20,873)	$(45,581)	$(66,454)	$2,296	$(1,294)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(3)			Market Value	Variation Margin Liability(3)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$7	$2,270	$2,296	$4,573	$0	$(1,563)	$(1,294)	$(2,857)

(f)

Securities with an aggregate market value of $10,450 and cash of $48,833 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	Unsettled variation margin asset of $6 and liability of $(238) for closed futures.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	AUD	12,800		$8,650	$10	$0
	10/2019		$3,422	AUD	5,085	10	0
	10/2019		91,159	DKK	609,490	0	(2,182)
	10/2019		2,763	EUR	2,516	0	(20)
	10/2019		7,216	GBP	5,855	0	(16)
	10/2019		4,278	JPY	458,800	0	(35)
	11/2019	GBP	5,212		$6,431	14	0
	11/2019		$6,236	AUD	9,219	0	(6)
	11/2019		93,926	JPY	10,107,657	0	(238)
	01/2020	DKK	313,690		$46,524	370	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	161

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

	Settlement	Currency to		Currency to		Unrealized Appreciation/ (Depreciation)
Counterparty	Month	be Delivered		be Received		Asset	Liability
BPS	10/2019	AUD	4,109		$2,792	$18	$0
	10/2019	EUR	110,169		122,414	2,335	0
	10/2019		$32,920	EUR	29,845	0	(390)
	10/2019		170,923	JPY	18,167,791	0	(2,897)
	11/2019	EUR	7,482		$8,193	17	0
	11/2019	JPY	255,971		2,378	5	0

BRC	10/2019	DKK	1,180,025		180,371	8,103	0
	10/2019		$1,169	AUD	1,734	2	0
	10/2019		1,379	GBP	1,100	0	(27)
	10/2019		21,400	JPY	2,288,000	0	(239)
	11/2019		42,564	EUR	38,845	0	(119)
	01/2020	DKK	289,187		$42,964	415	0
	04/2020		$43,249	DKK	289,187	0	(415)

CBK	10/2019	EUR	35,159		$38,898	576	0
	10/2019	GBP	31,038		38,072	126	(217)
	10/2019	JPY	12,474,860		116,151	777	0
	10/2019	MXN	1,263		63	0	(1)
	10/2019		$2,859	AUD	4,182	0	(37)
	10/2019		2,136	CAD	2,815	0	(11)
	10/2019		45,543	EUR	41,626	0	(172)
	10/2019		95,448	GBP	77,470	452	(647)
	10/2019		5,613	JPY	606,700	0	(2)
	10/2019		128	MXN	2,526	0	(1)
	11/2019	JPY	606,700		$5,625	2	0
	11/2019		$500	EUR	450	0	(8)
	01/2020	MXN	281,287		$14,234	225	0

GLM	10/2019	EUR	5,409		5,986	90	0
	10/2019	GBP	14,295		17,669	93	0
	10/2019	NOK	2,405		265	1	0
	10/2019		$3,652	AUD	5,311	0	(67)
	10/2019		88,601	DKK	577,155	0	(4,344)
	10/2019		743	EUR	675	0	(7)
	10/2019		82,427	JPY	8,728,202	0	(1,704)
	11/2019		265	NOK	2,405	0	(1)

HUS	10/2019	AUD	3,076		$2,077	1	0
	10/2019	GBP	8,422		10,283	0	(73)
	10/2019		$1,329	AUD	1,931	0	(25)
	10/2019		16,055	CAD	21,308	29	0
	10/2019		5,626	JPY	605,329	0	(27)
	10/2019		267	NOK	2,405	0	(2)
	11/2019	CAD	12,448		$9,396	0	(5)
	11/2019	JPY	605,329		5,639	28	0

JPM	10/2019	GBP	35,769		44,058	78	0
	10/2019	JPY	10,215,715		96,102	1,621	0
	10/2019		$1,192	AUD	1,742	0	(16)
	10/2019		189,143	EUR	173,263	0	(295)
	10/2019		1,450	GBP	1,199	24	0
	10/2019		35,369	JPY	3,778,600	0	(423)
	11/2019	EUR	173,263		$189,608	291	0
	01/2020		$104,031	DKK	705,245	0	(267)
	01/2020		13,811	MXN	277,560	12	0

NAB	10/2019	JPY	1,732,200		$16,358	338	0
	10/2019		$887	CAD	1,176	1	0

NGF	12/2019		235	SGD	324	0	0

RYL	01/2020	DKK	101,448		$15,594	667	0
	04/2020		289,187		44,758	1,927	0

SCX	10/2019	CAD	25,299		19,015	0	(81)
	10/2019	JPY	1,264,100		11,891	200	0

SSB	10/2019	DKK	6,620	EUR	887	1	0
	10/2019	EUR	151,546		$167,627	2,450	0
	10/2019		$2,218	JPY	239,000	0	(7)

TOR	10/2019	JPY	18,871,440		$174,930	396	0
	10/2019		$18,250	JPY	1,939,450	0	(313)
	11/2019		175,325		18,871,440	0	(405)

UAG	10/2019	MXN	1,267		$65	1	0
	10/2019		$102,010	EUR	93,203	0	(424)
	10/2019		4,818	GBP	3,900	0	(23)
	10/2019		169,233	JPY	17,854,099	0	(4,109)

Total Forward Foreign Currency Contracts						$21,706	$(20,298)

162	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	118.000	10/17/2019	191,000	$19	$0
	Call - OTC USD versus JPY		113.000	10/23/2019	85,000	9	2

Total Purchased Options						$28	$2

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
GST	Italy Government International Bond	1.000%	Quarterly	06/20/2024	1.248%	$12,000	$(117)	$(12)	$0	$(129)

Total Swap Agreements							$(117)	$(12)	$0	$(129)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$404	$2	$0	$406	$(2,497)	$0	$0	$(2,497)	$(2,091)	$1,626	$(465)
BPS	2,375	0	0	2,375	(3,287)	0	0	(3,287)	(912)	1,341	429
BRC	8,520	0	0	8,520	(800)	0	0	(800)	7,720	(7,306)	414
CBK	2,158	0	0	2,158	(1,096)	0	0	(1,096)	1,062	(1,140)	(78)
GLM	184	0	0	184	(6,123)	0	0	(6,123)	(5,939)	5,400	(539)
GST	0	0	0	0	0	0	(129)	(129)	(129)	0	(129)
HUS	58	0	0	58	(132)	0	0	(132)	(74)	271	197
JPM	2,026	0	0	2,026	(1,001)	0	0	(1,001)	1,025	(1,370)	(345)
NAB	339	0	0	339	0	0	0	0	339	(290)	49
RYL	2,594	0	0	2,594	0	0	0	0	2,594	(2,990)	(396)
SCX	200	0	0	200	(81)	0	0	(81)	119	0	119
SSB	2,451	0	0	2,451	(7)	0	0	(7)	2,444	(1,740)	704
TOR	396	0	0	396	(718)	0	0	(718)	(322)	271	(51)
UAG	1	0	0	1	(4,556)	0	0	(4,556)	(4,555)	3,615	(940)

Total Over the Counter	$21,706	$2	$0	$21,708	$(20,298)	$0	$(129)	$(20,427)

(h)

Securities with an aggregate market value of $12,524 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	163

Consolidated Schedule of Investments PIMCO International Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	2,270	2,270
Swap Agreements	0	0	0	0	2,296	2,296

	$0	$0	$0	$0	$4,573	$4,573

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,706	$0	$21,706
Purchased Options	0	0	0	2	0	2

	$0	$0	$0	$21,708	$0	$21,708

	$0	$0	$0	$21,708	$4,573	$26,281

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,563	$1,563
Swap Agreements	0	0	0	0	1,294	1,294

	$0	$0	$0	$0	$2,857	$2,857

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,298	$0	$20,298
Swap Agreements	0	129	0	0	0	129

	$0	$129	$0	$20,298	$0	$20,427

	$0	$129	$0	$20,298	$2,857	$23,284

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	0	0	(64,235)	(64,235)
Swap Agreements	0	0	0	0	33,613	33,613

	$0	$0	$0	$0	$(30,637)	$(30,637)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,921	$0	$18,921
Purchased Options	0	0	0	(215)	0	(215)
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$18,706	$0	$18,707

	$0	$1	$0	$18,706	$(30,637)	$(11,930)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(5)	$(5)
Futures	0	0	0	0	42,514	42,514
Swap Agreements	0	0	0	0	(42,291)	(42,291)

	$0	$0	$0	$0	$218	$218

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(7,092)	$0	$(7,092)
Purchased Options	0	0	0	5	0	5
Swap Agreements	0	(13)	0	0	0	(13)

	$0	$(13)	$0	$(7,087)	$0	$(7,100)

	$0	$(13)	$0	$(7,087)	$218	$(6,882)

164	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Austria
Sovereign Issues	$0	$29,916	$0	$29,916
Canada
Sovereign Issues	0	8,724	0	8,724
Denmark
Corporate Bonds & Notes	0	84,422	0	84,422
Finland
Sovereign Issues	0	39,624	0	39,624
Japan
Sovereign Issues	0	13,206	0	13,206
Spain
Sovereign Issues	0	116,546	0	116,546
United States
Asset-Backed Securities	0	9,664	0	9,664
Non-Agency Mortgage-Backed Securities	0	20,641	0	20,641
U.S. Government Agencies	0	2,780	0	2,780
Short-Term Instruments
Repurchase Agreements	0	7,146	0	7,146
Belgium Treasury Bills	0	47,549	0	47,549
Netherlands Treasury Bills	0	47,518	0	47,518
U.K. Treasury Bills	0	29,805	0	29,805
U.S. Treasury Bills	0	22,975	0	22,975

	$0	$480,516	$0	$480,516

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$241,991	$0	$0	$241,991

Total Investments	$241,991	$480,516	$0	$722,507

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,271	2,296	0	4,567
Over the counter	0	21,708	0	21,708

	$2,271	$24,004	$0	$26,275

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,325)	(1,294)	0	(2,619)
Over the counter	0	(20,427)	0	(20,427)

	$(1,325)	$(21,721)	$0	$(23,046)

Total Financial Derivative Instruments	$946	$2,283	$0	$3,229

Totals	$242,937	$482,799	$0	$725,736

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	165

Consolidated Schedule of Investments PIMCO Short Asset Portfolio

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

CORPORATE BONDS & NOTES 57.6%

BANKING & FINANCE 30.8%

ABN AMRO Bank NV
2.450% due 06/04/2020	$3,400	$3,406
2.713% (US0003M + 0.410%) due 01/19/2021 ~	5,500	5,507

ADCB Finance Cayman Ltd.
2.625% due 03/10/2020	12,800	12,810

AEGON Funding Co. LLC
5.750% due 12/15/2020	7,837	8,176

AerCap Ireland Capital DAC
3.500% due 05/26/2022	1,235	1,267
4.250% due 07/01/2020	23,402	23,727
4.500% due 05/15/2021	1,750	1,807
4.625% due 10/30/2020	17,287	17,699

AIG Global Funding
3.350% due 06/25/2021	17,200	17,528

Air Lease Corp.
2.125% due 01/15/2020	5,232	5,230
2.500% due 03/01/2021	4,700	4,715
2.750% due 01/15/2023	2,500	2,531
3.500% due 01/15/2022	3,600	3,694
4.750% due 03/01/2020	2,000	2,019

American Express Co.
2.750% due 05/20/2022	19,600	19,919
2.756% (US0003M + 0.620%) due 05/20/2022 ~	9,000	9,032

American Honda Finance Corp.
2.379% (US0003M + 0.260%) due 06/16/2020 ~	25,000	25,035
2.488% (US0003M + 0.350%) due 06/11/2021 ~	12,900	12,927
2.637% (US0003M + 0.350%) due 11/05/2021 ~	22,955	22,981
2.712% (US0003M + 0.610%) due 09/09/2021 ~	17,491	17,604

American Tower Corp.
2.250% due 01/15/2022	2,595	2,599
2.800% due 06/01/2020	1,300	1,305
3.450% due 09/15/2021	3,200	3,274
5.900% due 11/01/2021	800	860

Aozora Bank Ltd.
2.750% due 03/09/2020	2,000	2,000

Athene Global Funding
2.750% due 04/20/2020	3,400	3,412
3.418% (US0003M + 1.140%) due 04/20/2020 ~	11,810	11,875
3.562% (US0003M + 1.230%) due 07/01/2022 ~	42,950	43,469

Axis Bank Ltd.
3.250% due 05/21/2020	10,460	10,492

Banco Bilbao Vizcaya Argentaria S.A.
3.000% due 10/20/2020	1,800	1,813

Banco Santander Chile
2.500% due 12/15/2020	11,900	11,982

Bangkok Bank PCL
4.800% due 10/18/2020	1,457	1,493

Bank of America Corp.
2.749% (US0003M + 0.650%) due 10/01/2021 ~	33,800	33,909

Barclays Bank PLC
2.801% (US0003M + 0.460%) due 01/11/2021 ~	2,520	2,516
5.125% due 01/08/2020	5,100	5,138

Barclays PLC
2.750% due 11/08/2019	117,345	117,367
2.875% due 06/08/2020	6,335	6,349
4.291% (US0003M + 2.110%) due 08/10/2021 ~	26,299	26,834

Berkshire Hathaway Finance Corp.
2.658% (US0003M + 0.320%) due 01/10/2020 ~	1,100	1,101

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BNG Bank NV
2.403% due 07/14/2020 •	$66,700	$66,743

BNZ International Funding Ltd.
2.400% due 02/21/2020	12,600	12,615
2.852% (US0003M + 0.700%) due 02/21/2020 ~	24,960	25,022
3.099% (US0003M + 0.980%) due 09/14/2021 ~	4,635	4,689

BOC Aviation Ltd.
2.375% due 09/15/2021	2,000	1,985
2.750% due 09/18/2022	13,600	13,607

Boston Properties LP
4.125% due 05/15/2021	4,000	4,109

Canadian Imperial Bank of Commerce
3.150% due 06/27/2021	51,700	52,778

Caterpillar Financial Services Corp.
2.338% (US0003M + 0.180%) due 05/15/2020 ~	15,000	15,012
2.412% (US0003M + 0.300%) due 03/08/2021 ~	10,000	10,008
2.702% (US0003M + 0.590%) due 06/06/2022 ~	8,000	8,050
2.848% (US0003M + 0.510%) due 01/10/2020 ~	13,075	13,094

Chiba Bank Ltd.
2.550% due 10/30/2019	5,450	5,450

Citibank N.A.
2.531% (US0003M + 0.350%) due 02/12/2021 ~	1,160	1,162
2.736% (US0003M + 0.600%) due 05/20/2022 ~	39,900	39,978
2.829% (US0003M + 0.570%) due 07/23/2021 ~	5,742	5,776

Citigroup, Inc.
2.350% due 08/02/2021	4,000	4,018
3.161% (US0003M + 1.023%) due 06/01/2024 ~	47,900	48,249
3.233% (US0003M + 0.950%) due 07/24/2023 ~	10,000	10,043
3.456% (US0003M + 1.190%) due 08/02/2021 ~	36,600	37,097

CK Hutchison International Ltd.
2.250% due 09/29/2020	29,700	29,673

CNH Industrial Capital LLC
4.375% due 11/06/2020	7,111	7,255

Cooperatieve Rabobank UA
2.818% (US0003M + 0.480%) due 01/10/2023 ~	16,500	16,439
3.168% (US0003M + 0.830%) due 01/10/2022 ~	11,100	11,207

Credit Suisse Group AG
3.372% (US0003M + 1.240%) due 06/12/2024 ~	20,000	20,139

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	8,240	8,263
4.590% (US0003M + 2.290%) due 04/16/2021 ~	12,000	12,322

Danske Bank A/S
2.648% (US0003M + 0.510%) due 03/02/2020 ~	23,500	23,510
3.001% due 09/20/2022 •	1,600	1,606
3.192% (US0003M + 1.060%) due 09/12/2023 ~	4,300	4,217

Delphi Financial Group, Inc.
7.875% due 01/31/2020	2,185	2,223

Dexia Credit Local S.A.
2.453% (US0003M + 0.320%) due 09/04/2020 ~	8,410	8,429
2.576% (US0003M + 0.320%) due 09/29/2020 ~	50,000	50,124

Discover Bank
8.700% due 11/18/2019	4,899	4,937

DNB Bank ASA
2.125% due 10/02/2020	30,000	30,045
3.208% (US0003M + 1.070%) due 06/02/2021 ~	3,500	3,545

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Erste Abwicklungsanstalt
2.312% (US0003M + 0.210%) due 03/09/2020 ~	$47,400	$47,438

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	1,000	1,000

Ford Motor Credit Co. LLC
2.343% due 11/02/2020	2,100	2,088
2.425% due 06/12/2020	3,900	3,891
2.459% due 03/27/2020	4,780	4,775
2.681% due 01/09/2020	3,280	3,280
2.696% (US0003M + 0.430%) due 11/02/2020 ~	2,200	2,181
2.922% (US0003M + 0.790%) due 06/12/2020 ~	17,500	17,471
3.065% (US0003M + 0.930%) due 09/24/2020 ~	45,500	45,506
3.157% due 08/04/2020	12,100	12,132
3.200% due 01/15/2021	1,100	1,102
3.311% (US0003M + 1.000%) due 01/09/2020 ~	5,745	5,746
3.336% due 03/18/2021	500	502
8.125% due 01/15/2020	5,285	5,373

General Motors Financial Co., Inc.
2.650% due 04/13/2020	15,394	15,416
2.779% (US0003M + 0.540%) due 11/06/2020 ~	1,303	1,300
3.200% due 07/13/2020	15,420	15,507
3.233% (US0003M + 0.930%) due 04/13/2020 ~	16,563	16,605
3.339% (US0003M + 1.100%) due 11/06/2021 ~	42,200	42,225
3.414% (US0003M + 1.310%) due 06/30/2022 ~	1,000	1,001
3.863% (US0003M + 1.560%) due 01/15/2020 ~	11,050	11,087

Goldman Sachs Bank USA
3.200% due 06/05/2020	18,500	18,643

Goldman Sachs Group, Inc.
2.830% (US0003M + 0.730%) due 12/27/2020 ~	22,691	22,714
2.905% due 07/24/2023 •	21,100	21,394
3.036% (US0003M + 0.780%) due 10/31/2022 ~	6,400	6,420
3.283% (US0003M + 1.000%) due 07/24/2023 ~	17,000	17,082
3.319% (US0003M + 1.200%) due 09/15/2020 ~	7,898	7,960
3.328% (US0003M + 1.170%) due 11/15/2021 ~	18,446	18,591
3.377% (US0003M + 1.110%) due 04/26/2022 ~	5,000	5,044
3.636% (US0003M + 1.360%) due 04/23/2021 ~	21,182	21,476
3.902% (US0003M + 1.770%) due 02/25/2021 ~	4,660	4,752
5.375% due 03/15/2020	1,000	1,015

Goodman HK Finance
4.375% due 06/19/2024	4,150	4,382

Harley-Davidson Financial Services, Inc.
2.652% (US0003M + 0.500%) due 05/21/2020 ~	8,400	8,407

Hong Kong Sukuk Ltd.
1.894% due 06/03/2020	10,500	10,489

HSBC Bank USA N.A.
4.875% due 08/24/2020	2,840	2,910

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~	45,556	45,608
2.782% (US0003M + 0.650%) due 09/11/2021 ~	90,412	90,549
3.124% (US0003M + 1.000%) due 05/18/2024 ~	9,600	9,643
3.368% (US0003M + 1.230%) due 03/11/2025 ~	10,000	10,071
3.789% (US0003M + 1.500%) due 01/05/2022 ~	20,054	20,436
3.792% (US0003M + 1.660%) due 05/25/2021 ~	17,486	17,813

166	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.342% (US0003M + 2.240%) due 03/08/2021 ~	$1,000	$1,025

HSH Portfoliomanagement AoeR
2.475% (US0003M + 0.330%) due 09/18/2020 ~	7,000	7,017

Hyundai Capital Services, Inc.
2.625% due 09/29/2020	6,100	6,104

ICICI Bank Ltd.
3.125% due 08/12/2020	13,587	13,639
3.500% due 03/18/2020	16,735	16,798
5.750% due 11/16/2020	13,900	14,357

ING Bank NV
2.450% due 03/16/2020	1,100	1,102
3.094% (US0003M + 0.970%) due 08/17/2020 ~	4,000	4,030

ING Groep NV
3.254% (US0003M + 1.150%) due 03/29/2022 ~	9,500	9,624

International Bank for Reconstruction & Development
2.220% due 09/28/2024	24,500	24,545

International Lease Finance Corp.
5.875% due 08/15/2022	1,500	1,644
8.250% due 12/15/2020	4,500	4,816
8.625% due 01/15/2022	1,000	1,135

Jackson National Life Global Funding
2.618% (US0003M + 0.480%) due 06/11/2021 ~	4,400	4,412
2.830% (US0003M + 0.730%) due 06/27/2022 ~	43,800	44,243

John Deere Capital Corp.
2.582% (US0003M + 0.480%) due 09/08/2022 ~	37,346	37,445
2.622% (US0003M + 0.490%) due 06/13/2022 ~	11,800	11,827

JPMorgan Chase & Co.
2.652% (US0003M + 0.550%) due 03/09/2021 ~	71,604	71,703
3.202% (US0003M + 1.100%) due 06/07/2021 ~	8,500	8,603
3.461% (US0003M + 1.205%) due 10/29/2020 ~	19,835	20,028
3.618% (US0003M + 1.480%) due 03/01/2021 ~	16,100	16,348

JPMorgan Chase Bank N.A.
2.543% (US0003M + 0.290%) due 02/01/2021 ~	20,000	20,008
2.607% (US0003M + 0.340%) due 04/26/2021 ~	4,370	4,373

Kasikornbank PCL
3.500% due 10/25/2019	15,000	15,013

KEB Hana Bank
2.799% (US0003M + 0.700%) due 10/02/2022 ~(a)	16,400	16,449

Lloyds Bank PLC
2.699% (US0003M + 0.490%) due 05/07/2021 ~	7,048	7,049

Lloyds Banking Group PLC
2.858% due 03/17/2023 •	22,000	22,077
2.907% due 11/07/2023 •	19,700	19,748
2.959% (US0003M + 0.800%) due 06/21/2021 ~	3,400	3,411

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~	12,000	12,094

Macquarie Group Ltd.
3.450% (US0003M + 1.350%) due 03/27/2024 ~	18,511	18,731

Marsh & McLennan Cos., Inc.
3.500% due 12/29/2020	1,000	1,016

Metropolitan Life Global Funding
2.320% (SOFRRATE + 0.500%) due 05/28/2021 ~	2,300	2,303
2.390% due 09/07/2020 •	25,000	25,070
2.532% (US0003M + 0.400%) due 06/12/2020 ~	12,000	12,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022	$10,600	$10,700
2.802% (US0003M + 0.700%) due 03/07/2022 ~	30,450	30,481
2.878% (US0003M + 0.740%) due 03/02/2023 ~	54,000	54,018
2.917% (US0003M + 0.650%) due 07/26/2021 ~	41,000	41,151
3.066% (US0003M + 0.790%) due 07/25/2022 ~	18,724	18,806
3.127% (US0003M + 0.860%) due 07/26/2023 ~	18,500	18,559
3.187% (US0003M + 1.060%) due 09/13/2021 ~	8,870	8,969

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	9,648	9,612
2.500% due 03/09/2020	30,569	30,670
2.652% due 09/19/2022	38,100	38,272
2.750% due 10/21/2020	9,700	9,743
3.559% due 02/28/2024	5,000	5,204

Mitsubishi UFJ Trust & Banking Corp.
2.450% due 10/16/2019	3,000	3,000

Mizuho Bank Ltd.
2.400% due 03/26/2020	4,700	4,707

Mizuho Financial Group, Inc.
2.977% (US0003M + 0.850%) due 09/13/2023 ~	10,800	10,827
3.018% (US0003M + 0.880%) due 09/11/2022 ~	32,898	33,094
3.084% (US0003M + 0.940%) due 02/28/2022 ~	64,284	64,742
3.162% (US0003M + 0.840%) due 07/16/2023 ~	31,600	31,651

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	71,156	71,224
3.208% (US0003M + 0.930%) due 07/22/2022 ~	15,000	15,118
3.458% (US0003M + 1.180%) due 01/20/2022 ~	11,283	11,395

MUFG Bank Ltd.
2.300% due 03/05/2020	3,700	3,703

National Bank of Canada
2.596% (US0003M + 0.330%) due 11/02/2020 ~	1,000	1,002

NatWest Markets PLC
3.504% (US0003M + 1.400%) due 09/29/2022 ~	10,000	10,078

Nederlandse Waterschapsbank NV
2.162% (US0003M + 0.030%) due 02/24/2020 ~	29,400	29,409

New York Life Global Funding
2.536% (US0003M + 0.280%) due 01/28/2021 ~	10,000	10,019
2.559% (US0003M + 0.320%) due 08/06/2021 ~	18,800	18,850

Nissan Motor Acceptance Corp.
2.150% due 07/13/2020	1,900	1,898
2.494% (US0003M + 0.390%) due 09/28/2020 ~	30,955	30,949
2.639% (US0003M + 0.520%) due 03/15/2021 ~	7,609	7,607
2.693% (US0003M + 0.390%) due 07/13/2020 ~	31,400	31,407
2.789% (US0003M + 0.630%) due 09/21/2021 ~	3,000	3,001
2.794% due 09/28/2022 •	67,025	66,934
2.953% (US0003M + 0.650%) due 07/13/2022 ~	22,915	22,863
3.193% (US0003M + 0.890%) due 01/13/2022 ~	8,094	8,133
3.875% due 09/21/2023	4,000	4,183

Nordea Bank Abp
2.587% (US0003M + 0.470%) due 05/29/2020 ~	12,200	12,231
2.713% (US0003M + 0.410%) due 04/07/2020 ~	12,000	12,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.122% (US0003M + 0.990%) due 05/27/2021 ~	$16,000	$16,187
4.875% due 01/27/2020	300	303

NRW Bank
2.373% (US0003M + 0.120%) due 02/01/2022 ~	50,800	51,026

ORIX Corp.
2.650% due 04/13/2021	26,630	26,742
2.900% due 07/18/2022	32,248	32,802
2.950% due 07/23/2020	4,400	4,422
3.200% due 01/19/2022	6,000	6,123

PNC Bank N.A.
2.709% (US0003M + 0.450%) due 07/22/2022 ~	45,300	45,304

Private Export Funding Corp.
2.650% due 02/16/2021	5,900	5,966

Protective Life Corp.
7.375% due 10/15/2019	800	801

Protective Life Global Funding
2.615% due 08/22/2022	13,900	14,062

Qatari Diar Finance Co.
5.000% due 07/21/2020	3,000	3,063

QNB Finance Ltd.
3.474% (US0003M + 1.350%) due 05/31/2021 ~	5,000	5,070
3.559% (US0003M + 1.350%) due 02/07/2020 ~	1,000	1,004

Reckson Operating Partnership LP
7.750% due 03/15/2020	12,847	13,148

Reliance Standard Life Global Funding
2.500% due 01/15/2020	11,606	11,615

Royal Bank of Canada
2.800% due 04/29/2022	14,400	14,668

Royal Bank of Scotland Group PLC
3.628% (US0003M + 1.470%) due 05/15/2023 ~	81,003	81,116
3.656% (US0003M + 1.550%) due 06/25/2024 ~	880	882
6.400% due 10/21/2019	64,822	64,965

Santander Holdings USA, Inc.
2.650% due 04/17/2020	14,000	14,028
4.450% due 12/03/2021	13,200	13,791

Santander UK Group Holdings PLC
2.875% due 10/16/2020	3,000	3,012
2.875% due 08/05/2021	11,200	11,252
3.373% due 01/05/2024 •	4,000	4,065

Santander UK PLC
2.125% due 11/03/2020	1,500	1,499
2.375% due 03/16/2020	9,240	9,248
2.587% (US0003M + 0.300%) due 11/03/2020 ~	31,400	31,386
2.758% (US0003M + 0.620%) due 06/01/2021 ~	30,100	30,136
2.818% (US0003M + 0.660%) due 11/15/2021 ~	2,565	2,569

Scentre Group Trust
2.375% due 11/05/2019	17,005	17,000

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,000	1,022

Skandinaviska Enskilda Banken AB
2.554% (US0003M + 0.430%) due 05/17/2021 ~	11,000	11,033

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	1,500	1,501
3.000% due 07/15/2022	900	910

Standard Chartered PLC
2.250% due 04/17/2020	5,700	5,697
2.744% due 09/10/2022 •	5,000	5,007
3.334% (US0003M + 1.200%) due 09/10/2022 ~	72,600	73,009

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~	5,000	5,007
3.253% (US0003M + 0.950%) due 04/06/2020 ~	45,000	45,075

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	167

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		$3,800	$3,801

Sumitomo Mitsui Banking Corp.
2.092% due 10/18/2019		13,250	13,250
2.450% due 01/16/2020		1,000	1,001
2.450% due 10/20/2020		5,300	5,324
2.653% (US0003M + 0.350%) due 01/17/2020 ~		22,700	22,722
2.692% (US0003M + 0.370%) due 10/16/2020 ~		29,000	29,067

Sumitomo Mitsui Financial Group, Inc.
3.040% (US0003M + 0.740%) due 10/18/2022 ~		20,000	20,061
3.120% (US0003M + 0.780%) due 07/12/2022 ~		23,400	23,494
3.311% (US0003M + 0.970%) due 01/11/2022 ~		4,354	4,392
3.432% (US0003M + 1.110%) due 07/14/2021 ~		4,000	4,049
3.443% (US0003M + 1.140%) due 10/19/2021 ~		7,750	7,850
3.782% (US0003M + 1.680%) due 03/09/2021 ~		18,906	19,255

Sumitomo Mitsui Trust Bank Ltd.
2.050% due 10/18/2019		4,470	4,470
3.210% (US0003M + 0.910%) due 10/18/2019 ~		15,411	15,420

Svenska Handelsbanken AB
2.602% (US0003M + 0.470%) due 05/24/2021 ~		2,100	2,108

Swedbank AB
2.819% (US0003M + 0.700%) due 03/14/2022 ~		38,700	38,661

Synchrony Bank
2.729% (US0003M + 0.625%) due 03/30/2020 ~		62,545	62,577

Synchrony Financial
2.700% due 02/03/2020		5,770	5,777

Toronto-Dominion Bank
2.409% (US0003M + 0.270%) due 03/17/2021 ~		17,000	17,021

Toyota Motor Credit Corp.
2.438% (US0003M + 0.100%) due 01/10/2020 ~		2,000	2,001
2.524% due 05/17/2022 •		4,400	4,405
2.582% (US0003M + 0.480%) due 09/08/2022 ~		6,600	6,631
2.860% due 01/28/2021	AUD	6,000	4,115
3.031% due 01/11/2022 •		$29,000	29,283

UBS AG
2.618% (US0003M + 0.480%) due 12/01/2020 ~		5,600	5,616
2.682% due 06/08/2020 •		2,700	2,708
2.988% (US0003M + 0.850%) due 06/01/2020 ~		15,400	15,476

UBS Group Funding Switzerland AG
3.000% due 04/15/2021		3,400	3,442
3.108% (US0003M + 0.950%) due 08/15/2023 ~		12,000	12,063
4.083% due 04/14/2021 •		26,700	27,265

WEA Finance LLC
3.250% due 10/05/2020		3,500	3,536

Wells Fargo & Co.
3.111% (US0003M + 0.930%) due 02/11/2022 ~		2,197	2,211

Wells Fargo Bank N.A.
2.752% (US0003M + 0.620%) due 05/27/2022 ~		62,180	62,349
2.788% (US0003M + 0.510%) due 10/22/2021 ~		47,613	47,778
2.798% (US0003M + 0.660%) due 09/09/2022 ~		51,250	51,386

			4,301,997

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 20.9%

AbbVie, Inc.
2.300% due 05/14/2021	$2,700	$2,706

Alimentation Couche-Tard, Inc.
2.350% due 12/13/2019	4,750	4,751

Allergan Funding SCS
3.000% due 03/12/2020	57,225	57,395
3.387% (US0003M + 1.255%) due 03/12/2020 ~	38,544	38,702

Allergan Sales LLC
5.000% due 12/15/2021	800	841

Allergan, Inc.
3.375% due 09/15/2020	3,189	3,225

Altria Group, Inc.
2.625% due 01/14/2020	8,500	8,504

America Movil S.A.B. de C.V.
5.000% due 03/30/2020	8,164	8,271

Andeavor Logistics LP
5.500% due 10/15/2019	1,606	1,608

Anthem, Inc.
4.350% due 08/15/2020	1,300	1,326

AutoNation, Inc.
5.500% due 02/01/2020	5,449	5,507

Bacardi Ltd.
4.500% due 01/15/2021	3,300	3,365

Baidu, Inc.
3.000% due 06/30/2020	4,000	4,015

BAT Capital Corp.
2.765% due 08/14/2020 •	90,457	90,645
3.038% (US0003M + 0.880%) due 08/15/2022 ~	38,970	39,209

BAT International Finance PLC
2.750% due 06/15/2020	14,786	14,832

Bayer U.S. Finance LLC
2.375% due 10/08/2019	60,379	60,379
2.736% (US0003M + 0.630%) due 06/25/2021 ~	18,000	17,985
3.129% (US0003M + 1.010%) due 12/15/2023 ~	37,000	37,048

Becton Dickinson and Co.
2.404% due 06/05/2020	19,615	19,634
2.675% due 12/15/2019	1,333	1,333

BMW Finance NV
2.965% (US0003M + 0.790%) due 08/12/2022 ~	30,000	30,116

BMW U.S. Capital LLC
2.750% (US0003M + 0.410%) due 04/12/2021 ~	9,900	9,910
2.833% (US0003M + 0.530%) due 04/14/2022 ~	19,300	19,289
2.943% (US0003M + 0.640%) due 04/06/2022 ~	12,705	12,758

Boeing Co.
2.300% due 08/01/2021	24,900	25,015

Bristol-Myers Squibb Co.
2.548% (US0003M + 0.380%) due 05/16/2022 ~	126,900	127,078

Broadcom Corp.
2.200% due 01/15/2021	2,930	2,920
2.375% due 01/15/2020	79,410	79,411
3.000% due 01/15/2022	16,200	16,362

Broadcom, Inc.
3.125% due 04/15/2021	41,050	41,456

CA, Inc.
3.600% due 08/01/2020	16,671	16,824

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~	1,400	1,400

Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,500	1,572

Cardinal Health, Inc.
2.889% (US0003M + 0.770%) due 06/15/2022 ~	11,095	11,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cenovus Energy, Inc.
5.700% due 10/15/2019	$20,525	$20,548

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	38,850	38,847
2.091% due 09/14/2021	34,967	34,791
2.241% due 02/16/2021	17,800	17,800
2.293% due 04/23/2021	21,468	21,449
2.362% due 05/28/2021	19,800	19,785
2.381% due 09/17/2020	4,400	4,404
2.567% due 11/02/2021	10,800	10,850
2.826% (US0003M + 0.560%) due 11/02/2021 ~	6,500	6,507
2.827% (US0003M + 0.540%) due 08/04/2020 ~	18,000	18,041
2.849% due 03/03/2022	26,500	26,808
2.948% due 03/03/2022 •	10,500	10,566
2.989% (US0003M + 0.850%) due 09/14/2021 ~	9,000	9,067
3.138% (US0003M + 0.970%) due 02/16/2021 ~	3,000	3,022
3.329% (US0003M + 1.070%) due 04/23/2021 ~	14,740	14,890

Charter Communications Operating LLC
3.579% due 07/23/2020	42,446	42,832
3.903% (US0003M + 1.650%) due 02/01/2024 ~	68,738	70,494
4.464% due 07/23/2022	21,393	22,530

Chevron Corp.
3.118% (US0003M + 0.950%) due 05/16/2021 ~	27,800	28,155

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~	15,232	15,235
2.789% (US0003M + 0.650%) due 09/17/2021 ~	20,500	20,501
3.193% (US0003M + 0.890%) due 07/15/2023 ~	44,000	44,122

CK Hutchison International Ltd.
3.250% due 04/11/2024	2,600	2,682

CNPC General Capital Ltd.
2.700% due 11/25/2019	11,090	11,097

Comcast Corp.
3.300% due 10/01/2020	7,000	7,096

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~	4,600	4,600

Constellation Brands, Inc.
2.250% due 11/06/2020	3,600	3,602

CVS Health Corp.
2.732% (US0003M + 0.630%) due 03/09/2020 ~	2,052	2,056
2.800% due 07/20/2020	6,000	6,028
2.822% (US0003M + 0.720%) due 03/09/2021 ~	2,050	2,060
3.350% due 03/09/2021	1,647	1,674

D.R. Horton, Inc.
2.550% due 12/01/2020	5,300	5,317
4.000% due 02/15/2020	2,500	2,515
4.375% due 09/15/2022	6,200	6,502

Daimler Finance North America LLC
2.250% due 03/02/2020	12,112	12,116
2.600% (US0003M + 0.450%) due 02/22/2021 ~	5,580	5,581
2.611% (US0003M + 0.430%) due 02/12/2021 ~	19,300	19,279
2.700% due 08/03/2020	2,000	2,011
2.837% (US0003M + 0.550%) due 05/04/2021 ~	47,999	47,986
2.957% (US0003M + 0.670%) due 11/05/2021 ~	12,900	12,939
3.030% (US0003M + 0.880%) due 02/22/2022 ~	9,449	9,500
3.058% (US0003M + 0.900%) due 02/15/2022 ~	17,500	17,597
3.127% (US0003M + 0.840%) due 05/04/2023 ~	62,400	62,473
3.350% due 05/04/2021	7,300	7,422

Danone S.A.
1.691% due 10/30/2019	6,200	6,197

168	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
4.420% due 06/15/2021	$23,900	$24,650

Delta Air Lines, Inc.
2.875% due 03/13/2020	37,200	37,284
3.625% due 03/15/2022	5,150	5,293

Deutsche Telekom International Finance BV
1.950% due 09/19/2021	450	447
2.225% due 01/17/2020	550	550

Diageo Capital PLC
2.364% (US0003M + 0.240%) due 05/18/2020 ~	5,000	5,002

Dominion Energy Gas Holdings LLC
2.500% due 12/15/2019	12,800	12,800
2.719% (US0003M + 0.600%) due 06/15/2021 ~	5,000	5,023
2.800% due 11/15/2020	900	906

Doosan Infracore Co. Ltd.
2.375% due 11/21/2019	4,000	4,001
2.500% due 07/26/2020	17,471	17,502

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~	7,462	7,460

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~	27,700	27,753

Energy Transfer Partners LP
5.750% due 09/01/2020	17,985	18,387

Enterprise Products Operating LLC
2.550% due 10/15/2019	2,700	2,700
5.250% due 01/31/2020	2,126	2,146

EQT Corp.
2.500% due 10/01/2020	13,720	13,701
2.869% (US0003M + 0.770%) due 10/01/2020 ~	25,450	25,396
4.875% due 11/15/2021	1,258	1,291

ERAC USA Finance LLC
2.350% due 10/15/2019	2,675	2,675
5.250% due 10/01/2020	831	857

Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	11,167	11,307

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	2,000	2,006

General Electric Co.
2.667% (US0003M + 0.380%) due 05/05/2026 ~	8,190	7,381
5.500% due 01/08/2020	4,200	4,233
5.550% due 05/04/2020	3,300	3,348

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	22,373	22,418
3.034% (US0003M + 0.900%) due 09/10/2021 ~	5,065	5,062

Georgia-Pacific LLC
2.539% due 11/15/2019	2,000	2,000

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	56,312	56,311
3.600% due 10/15/2020	4,862	4,925

HPHT Finance Ltd.
2.875% due 03/17/2020	5,305	5,314

Humana, Inc.
2.625% due 10/01/2019	1,690	1,690

Hyundai Capital America
2.600% due 03/19/2020	7,425	7,428
2.750% due 09/18/2020	10,685	10,708
2.945% due 09/18/2020 •	500	501
3.000% due 10/30/2020	6,511	6,543
3.132% (US0003M + 0.800%) due 04/03/2020 ~	2,350	2,355
3.145% (US0003M + 1.000%) due 09/18/2020 ~	206	207
3.243% due 07/08/2021 •	3,316	3,321

Imperial Brands Finance PLC
2.950% due 07/21/2020	20,300	20,377
3.750% due 07/21/2022	2,500	2,574

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Incitec Pivot Finance LLC
6.000% due 12/10/2019	$2,400	$2,415

International Business Machines Corp.
2.576% (US0003M + 0.400%) due 05/13/2021 ~	26,400	26,510

Kinder Morgan, Inc.
3.050% due 12/01/2019	3,271	3,273
3.583% (US0003M + 1.280%) due 01/15/2023 ~	6,861	6,925

Komatsu Finance America, Inc.
2.118% due 09/11/2020	10,225	10,197

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	7,300	7,286
2.800% due 07/02/2020	53,484	53,584
3.001% (US0003M + 0.820%) due 08/10/2022 ~	45,266	45,014

L3Harris Technologies, Inc.
2.700% due 04/27/2020	4,500	4,509
2.746% (US0003M + 0.480%) due 04/30/2020 ~	10,000	10,001

Lear Corp.
5.250% due 01/15/2025	7,563	7,813

Marriott International, Inc.
7.150% due 12/01/2019	5,430	5,471

Martin Marietta Materials, Inc.
2.656% (US0003M + 0.500%) due 12/20/2019 ~	4,040	4,041
2.800% (US0003M + 0.650%) due 05/22/2020 ~	5,800	5,809

Masco Corp.
3.500% due 04/01/2021	12,800	12,979
7.125% due 03/15/2020	3,800	3,876

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	35,100	35,118

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	20,360	20,352
2.866% (US0003M + 0.610%) due 10/28/2019 ~	16,350	16,358

Moody’s Corp.
2.625% due 01/15/2023	5,000	5,063
3.250% due 06/07/2021	4,400	4,490

Mylan NV
3.150% due 06/15/2021	12,400	12,561
3.750% due 12/15/2020	5,673	5,761

NetApp, Inc.
3.375% due 06/15/2021	1,400	1,425

NTT Finance Corp.
1.900% due 07/21/2021	800	796
2.634% (US0003M + 0.530%) due 06/29/2020 ~	28,852	28,900

NXP BV
3.875% due 09/01/2022	500	516
4.125% due 06/01/2021	5,800	5,953

Occidental Petroleum Corp.
3.137% (US0003M + 0.950%) due 02/08/2021 ~	6,703	6,747
3.637% (US0003M + 1.450%) due 08/15/2022 ~	10,000	10,067

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	3,500	3,521
3.450% due 07/01/2024	15,700	16,327

Phillips 66
2.732% (US0003M + 0.600%) due 02/26/2021 ~	2,100	2,100
3.053% (US0003M + 0.750%) due 04/15/2020 ~	2,000	2,001

Pioneer Natural Resources Co.
7.500% due 01/15/2020	10,996	11,149

Reckitt Benckiser Treasury Services PLC
2.695% (US0003M + 0.560%) due 06/24/2022 ~	18,450	18,393

Reynolds American, Inc.
3.250% due 06/12/2020	5,158	5,191

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 05/01/2020	$8,365	$8,585

Ryder System, Inc.
2.500% due 05/11/2020	1,200	1,202
3.500% due 06/01/2021	3,400	3,474

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	50,821	52,505

Southwest Airlines Co.
2.750% due 11/06/2019	16,040	16,044

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	3,250	3,270

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023	800	839

Syngenta Finance NV
3.698% due 04/24/2020	2,600	2,609

Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021	14,000	14,496

Telefonica Emisiones S.A.
5.134% due 04/27/2020	13,531	13,749

Tencent Holdings Ltd.
3.251% (US0003M + 0.910%) due 04/11/2024 ~	24,900	24,934

Time Warner Cable LLC
4.125% due 02/15/2021	2,806	2,857
5.000% due 02/01/2020	8,075	8,141

TransCanada PipeLines Ltd.
9.875% due 01/01/2021	1,800	1,963

TTX Co.
2.600% due 06/15/2020	1,600	1,604

Tyco Electronics Group S.A.
2.577% (US0003M + 0.450%) due 06/05/2020 ~	4,813	4,817

Tyson Foods, Inc.
2.602% (US0003M + 0.450%) due 08/21/2020 ~	27,220	27,224

United Parcel Service, Inc.
2.249% (US0003M + 0.150%) due 04/01/2021 ~	300	300

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~	34,404	34,407

VMware, Inc.
2.300% due 08/21/2020	69,317	69,365
2.950% due 08/21/2022	3,600	3,652

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	800	801
2.450% due 11/20/2019	3,200	3,200
2.946% (US0003M + 0.770%) due 11/13/2020 ~	81,288	81,576
3.121% (US0003M + 0.940%) due 11/12/2021 ~	9,627	9,684
3.875% due 11/13/2020	31,437	31,955
4.000% due 11/12/2021	800	827

Volkswagen International Finance NV
4.000% due 08/12/2020	3,690	3,743

Vulcan Materials Co.
2.719% (US0003M + 0.600%) due 06/15/2020 ~	500	500

Walgreens Boots Alliance, Inc.
2.700% due 11/18/2019	5,000	5,001

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,400	1,424

Woolworths Group Ltd.
4.000% due 09/22/2020	1,000	1,014

ZF North America Capital, Inc.
4.500% due 04/29/2022	1,150	1,177

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	77,767	77,906
4.625% due 11/30/2019	2,911	2,921

Zoetis, Inc.
3.450% due 11/13/2020	2,400	2,431

		2,914,550

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	169

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.9%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	$52,100	$52,388
3.065% (US0003M + 0.890%) due 02/15/2023 ~	22,200	22,251
3.253% (US0003M + 0.950%) due 07/15/2021 ~	15,300	15,439
3.312% (US0003M + 1.180%) due 06/12/2024 ~	13,000	13,247

BP Capital Markets America, Inc.
2.814% (US0003M + 0.650%) due 09/19/2022 ~	42,303	42,437

British Transco International Finance BV
0.000% due 11/04/2021 (c)	4,300	4,079

CenterPoint Energy, Inc.
3.600% due 11/01/2021	200	205

China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020	24,360	24,368

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	25,675	25,695

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	22,700	22,938

CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020	39,822	39,873

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~	11,000	11,040

Duke Energy Corp.
2.788% (US0003M + 0.650%) due 03/11/2022 ~	41,400	41,637

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021	600	638
6.400% due 09/15/2020	3,017	3,123

Enel Finance International NV
2.875% due 05/25/2022	7,200	7,298

Evergy, Inc.
4.850% due 06/01/2021	2,000	2,069

Eversource Energy
2.750% due 03/15/2022	7,000	7,092

Exelon Corp.
2.850% due 06/15/2020	1,900	1,908
5.150% due 12/01/2020	11,800	12,119

Exelon Generation Co. LLC
2.950% due 01/15/2020	1,080	1,082

FirstEnergy Corp.
2.850% due 07/15/2022	5,700	5,789

Georgia Power Co.
4.250% due 12/01/2019	1,200	1,204

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	10,000	10,018

IPALCO Enterprises, Inc.
3.450% due 07/15/2020	750	755

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	2,500	2,556

Mississippi Power Co.
2.750% (US0003M + 0.650%) due 03/27/2020 ~	1,500	1,501

National Grid North America, Inc.
2.375% due 09/30/2020	12,420	12,415

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	16,000	16,062

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	4,700	4,731
2.544% (US0003M + 0.400%) due 08/21/2020 ~	40,000	40,003
2.852% (US0003M + 0.720%) due 02/25/2022 ~	20,300	20,491
2.900% due 04/01/2022	8,500	8,656
3.342% due 09/01/2020	23,000	23,263

Orange S.A.
1.625% due 11/03/2019	7,700	7,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	$2,012	$2,010

Plains All American Pipeline LP
2.600% due 12/15/2019	20,432	20,435

Progress Energy, Inc.
4.875% due 12/01/2019	3,500	3,515

Sempra Energy
1.625% due 10/07/2019	6,360	6,359
2.400% due 02/01/2020	801	801
2.400% due 03/15/2020	4,676	4,679

Sinopec Group Overseas Development Ltd.
2.250% due 09/13/2020	3,000	2,998
2.375% due 04/12/2020	3,000	3,000
2.500% due 04/28/2020	100,814	100,888

Southern Power Co.
1.950% due 12/15/2019	1,675	1,674
2.706% (US0003M + 0.550%) due 12/20/2020 ~	43,300	43,304

State Grid Overseas Investment Ltd.
2.250% due 05/04/2020	2,200	2,199

Verizon Communications, Inc.
3.119% (US0003M + 1.000%) due 03/16/2022 ~	92,710	94,143
3.258% (US0003M + 1.100%) due 05/15/2025 ~	13,200	13,415

Vodafone Group PLC
3.312% (US0003M + 0.990%) due 01/16/2024 ~	21,100	21,296

		826,781

Total Corporate Bonds & Notes (Cost $8,018,274)		8,043,328

MUNICIPAL BONDS & NOTES 0.1%

MISSISSIPPI 0.1%

Mississippi State General Obligation Bonds, Series 2017
2.467% (US0001M + 0.400%) due 11/01/2028 ~	11,700	11,723

PENNSYLVANIA 0.0%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.405% (US0003M + 0.130%) due 10/25/2036 ~	1,479	1,470

Total Municipal Bonds & Notes (Cost $13,154)		13,193

U.S. GOVERNMENT AGENCIES 12.4%

Fannie Mae
2.318% due 01/25/2048 •	4,018	4,001
2.418% due 09/25/2043 •	721	722
2.468% due 07/25/2049 - 08/25/2049	130,886	130,639
2.495% due 12/25/2048	23,207	23,201
2.518% due 08/25/2059 •	38,210	38,189
2.530% due 03/25/2048 •	5,261	5,241
2.550% due 08/25/2044 - 01/25/2045 •	16,762	16,703
2.580% due 10/25/2044 - 05/25/2058 •	190,509	190,128
2.580% due 12/25/2048	15,181	15,124
2.600% due 09/25/2049 •	4,288	4,288
2.630% due 07/25/2044 •	4,306	4,299
2.630% due 05/25/2049	34,103	34,043
2.650% due 11/25/2046 •	5,068	5,063
2.670% due 12/25/2046 •	4,326	4,325
2.680% due 07/25/2046 •	45,858	45,868

Federal Home Loan Bank
2.725% due 05/22/2023	8,000	8,007

Freddie Mac
1.720% due 04/24/2020	745	744
2.300% due 07/29/2022	38,424	38,453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.419% due 11/25/2021 •	$8,543	$8,531
2.428% due 06/15/2035 - 12/15/2046 •	31,493	31,468
2.429% due 06/25/2025 •	14,374	14,307
2.439% due 09/25/2021 •	3,111	3,109
2.458% due 06/15/2036 •	1,603	1,609
2.478% due 09/15/2048 - 08/15/2049 •	25,983	25,951
2.478% due 09/25/2049	18,998	18,988
2.550% due 05/15/2038 •	7,013	7,001
2.560% due 05/15/2041 •	7,065	7,058
2.570% due 06/15/2040 •	6,975	6,961
2.578% due 06/15/2041 •	7,140	7,189
2.580% due 12/15/2036 - 07/15/2044 •	288,679	287,132
2.580% due 01/15/2038 - 03/15/2043	136,535	136,209
2.587% due 09/15/2044 •	24,818	24,737
2.630% due 07/15/2038 - 01/15/2040 •	85,168	84,959
2.630% due 08/15/2038	80,524	80,312
2.670% due 11/15/2042 •	3,522	3,513
2.680% due 12/15/2037 •	3,229	3,218
2.680% due 05/15/2038	5,660	5,618
2.800% due 06/03/2024	46,300	46,334
2.850% due 05/06/2024	30,000	30,023
2.852% due 10/15/2037	98,722	98,967

Ginnie Mae
2.244% due 03/20/2036 •	5,105	5,083
2.294% due 09/20/2045	4,105	4,063
2.344% due 03/20/2037 •	1,946	1,923
2.354% due 04/20/2037	2,441	2,441
2.429% due 06/20/2066 •	517	516
2.494% due 03/20/2049 - 07/20/2049	91,657	91,696
2.500% due 02/20/2043 - 11/20/2045 •	52,393	52,312
2.644% due 09/20/2040 •	5,443	5,472
2.694% due 04/20/2040 •	3,081	3,117
2.699% due 06/20/2067 •	589	589
2.729% due 04/20/2061 •	1,584	1,585
2.859% due 03/20/2065 •	9,444	9,449
2.916% due 09/20/2067	17,159	17,457
2.979% due 08/20/2067 •	2,625	2,653
3.029% due 05/20/2066	5,871	5,913
3.251% due 08/20/2062 ~	4,175	4,179
3.310% due 07/20/2067	8,700	8,867
3.487% due 06/20/2067 •	5,725	5,825
3.629% due 04/20/2067 •	5,708	5,817
3.846% due 11/20/2067 •	1,493	1,518

NCUA Guaranteed Notes
2.507% due 01/08/2020 •	1,911	1,912

Total U.S. Government Agencies (Cost $1,737,627)		1,734,619

U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Notes
1.750% due 07/31/2021	307,000	307,474

Total U.S. Treasury Obligations (Cost $306,850)		307,474

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

280 Park Avenue Mortgage Trust
2.908% due 09/15/2034 •	15,000	15,033

AREIT Trust
2.878% due 02/14/2035 •	552	552

Ashford Hospitality Trust
2.928% due 04/15/2035 •	6,063	6,063

Atrium Hotel Portfolio Trust
2.978% due 06/15/2035 •	5,000	5,010

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	19,700	19,724

Brass No. 8 PLC
0.000% due 11/16/2066 •	13,200	13,219

CGGS Commercial Mortgage Trust
2.928% due 02/15/2037 •	10,500	10,469

170	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Commercial Mortgage Trust
3.024% due 09/10/2045		$18,433	$18,870

Commercial Mortgage Trust
3.373% due 10/10/2048		2,000	2,083
3.391% due 05/15/2045		1,711	1,756

CSAIL Commercial Mortgage Trust
3.351% due 04/15/2050		5,000	5,165

DBCG Mortgage Trust
2.728% due 06/15/2034 •		9,000	8,988

Eurosail PLC
0.000% due 03/13/2045 •	EUR	4,670	5,044

Exantas Capital Corp. Ltd.
3.025% due 04/15/2036 •		$20,995	21,039

Gosforth Funding PLC
2.582% due 08/25/2060 •		25,277	25,240
2.634% due 12/19/2059 •		2,078	2,077

GPMT Ltd.
2.944% due 11/21/2035 •		2,953	2,957

Great Wolf Trust
2.878% due 09/15/2034 •		5,000	5,003

GS Mortgage Securities Corp. Trust
2.728% due 07/15/2032 •		5,000	4,992
3.419% due 10/10/2032		24,000	24,789

GS Mortgage Securities Trust
3.707% due 08/10/2044		36,325	37,018

Harben Finance PLC
1.561% due 08/20/2056 •	GBP	3,627	4,448

Hawksmoor Mortgages
0.000% due 05/25/2053 •		65,400	80,605

Holmes Master Issuer PLC
2.663% due 10/15/2054 •		$11,571	11,564
2.723% due 10/15/2054 •		27,187	27,181

JPMorgan Chase Commercial Mortgage Securities Trust
3.028% due 06/15/2032 •		21,406	21,420
3.093% due 07/05/2032		5,694	5,839

Lehman XS Trust
2.558% due 12/25/2035 •		649	641

Motel 6 Trust
2.948% due 08/15/2034 •		12,607	12,624

PFP Ltd.
2.908% due 07/14/2035 •		665	666

RAIT Trust
2.978% due 06/15/2037 •		208	208

Ripon Mortgages PLC
1.561% due 08/20/2056 •	GBP	5,213	6,396

Rosslyn Portfolio Trust
2.978% due 06/15/2033 •		$14,500	14,513

Silverstone Master Issuer PLC
2.828% (US0003M + 0.550%) due 01/21/2070 ~		2,940	2,943

UBS Commercial Mortgage Trust
3.400% due 05/10/2045		20,256	20,718

Wells Fargo Commercial Mortgage Trust
2.759% due 12/15/2036 •		3,253	3,247
2.886% due 12/13/2031 •		5,000	4,990

Wells Fargo-RBS Commercial Mortgage Trust
2.585% due 08/15/2047 •		17,203	17,234
2.695% due 03/15/2045		197	199

Total Non-Agency Mortgage-Backed Securities (Cost $472,428)			470,527

ASSET-BACKED SECURITIES 11.0%

Ally Auto Receivables Trust
1.700% due 06/15/2021		1,636	1,634
1.780% due 08/16/2021		570	569

Ally Master Owner Trust
2.348% due 07/15/2022 •		8,100	8,105

Apidos CLO
3.283% due 01/19/2025 •		1,421	1,422

Arbor Realty Collateralized Loan Obligation Ltd.
3.018% due 12/15/2027 •		6,050	6,048

Atrium Corp.
3.108% due 04/22/2027 •		9,700	9,684

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	12,500	$13,645

B&M CLO Ltd.
3.052% due 04/16/2026 •		$1,255	1,255

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	6,500	7,087

Barings Euro CLO BV
0.680% due 07/27/2030 •		11,200	12,225

Benefit Street Partners CLO Ltd.
3.080% due 07/18/2027 •		$1,800	1,800

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	7,800	8,502

Black Diamond CLO Ltd.
3.353% due 02/06/2026 •		$6,056	6,061

BMW Canada Auto Trust
2.153% due 10/20/2021	CAD	8,670	6,549

BMW Vehicle Owner Trust
1.160% due 11/25/2020		$111	111
2.090% due 11/25/2020		752	752

Brookside Mill CLO Ltd.
3.123% due 01/17/2028 •		5,500	5,478

California Republic Auto Receivables Trust
2.580% due 06/15/2021		267	267

CARDS Trust
2.288% due 10/17/2022 •		17,800	17,800
2.378% due 04/17/2023 •		46,700	46,742

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,700	4,043

CarMax Auto Owner Trust
1.400% due 08/15/2021		$8,431	8,411
2.730% due 08/16/2021		5,948	5,958

Chesapeake Funding LLC
1.910% due 08/15/2029		11,509	11,489
1.950% due 09/15/2031		17,500	17,486
2.398% due 08/15/2030		13,447	13,439

CIFC Funding Ltd.
3.083% due 04/15/2027 •		28,437	28,384
3.136% due 10/25/2027 •		15,500	15,469

CNH Capital Canada Receivables Trust
2.103% due 02/15/2022	CAD	15,772	11,913

Commonbond Student Loan Trust
2.550% due 05/25/2041		$979	984

CoreVest American Finance Trust
2.968% due 10/15/2049		3,775	3,795

Denali Capital CLO LLC
3.317% due 10/26/2027 •		6,000	5,994

DLL LLC
2.270% due 05/20/2022		14,300	14,317

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		17,000	16,992

ECMC Group Student Loan Trust
2.768% due 02/27/2068		18,395	18,285

Evergreen Credit Card Trust
2.288% due 10/15/2021 •		40,300	40,300
2.378% due 07/15/2022 •		36,300	36,332
2.508% due 01/15/2023 •		30,000	30,100

First Franklin Mortgage Loan Trust
2.753% due 09/25/2035 •		3,366	3,389

Flagship CLO Ltd.
3.172% due 01/16/2026 •		3,761	3,762

Ford Auto Securitization Trust
2.319% due 04/15/2022 (d)	CAD	2,376	1,797

Ford Credit Auto Lease Trust
2.710% due 12/15/2020		$4,406	4,409
2.930% due 04/15/2021		18,968	18,996

Ford Credit Auto Owner Trust
2.590% due 02/15/2021		4,858	4,866

Ford Credit Floorplan Master Owner Trust
1.980% due 01/15/2022		23,685	23,667
2.230% due 09/15/2024		33,900	34,008
2.378% due 09/15/2022 •		5,000	5,005

Gallatin CLO Ltd.
3.328% due 01/21/2028 •		15,000	14,990

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.353% (US0003M + 1.050%) due 07/15/2027 ~		$30,000	$30,015

GM Financial Automobile Leasing Trust
2.224% due 06/21/2021 •		1,600	1,599
2.830% due 07/20/2020		1,743	1,744

GM Financial Consumer Automobile
1.780% due 10/18/2021		524	523

GM Financial Consumer Automobile Receivables Trust
2.080% due 01/19/2021		1,021	1,021
2.258% due 08/16/2022 •		25,000	25,011
2.550% due 05/17/2021		1,199	1,200

GMF Floorplan Owner Revolving Trust
2.458% due 07/15/2022 •		25,400	25,432

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		12,670	12,676
3.430% due 04/18/2026 •		490	491

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	10,000	10,903

Hertz Fleet Lease Funding LP
2.519% due 01/10/2033 •		$8,000	8,009
2.549% due 05/10/2032 •		5,174	5,179

Honda Auto Receivables Owner Trust
1.210% due 12/18/2020		608	607
2.660% due 12/18/2020		13,577	13,593

HPEFS Equipment Trust
2.210% due 09/20/2029		2,700	2,702

Hyundai Auto Lease Securitization Trust
1.970% due 07/15/2020		1,510	1,510
2.130% due 03/15/2021		3,250	3,250

Hyundai Auto Receivables Trust
1.290% due 04/15/2021		756	755

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		9,836	9,822
3.173% due 01/15/2028 •		10,000	10,005

Jubilee CLO BV
0.367% due 12/15/2029 •	EUR	8,400	9,156

LCM LP
3.318% due 10/20/2027 •		$6,350	6,352

Marathon CLO Ltd.
3.022% due 11/21/2027 •		10,800	10,759

Master Credit Card Trust
2.536% due 07/21/2024 •		10,000	9,996

Monarch Grove CLO
3.156% due 01/25/2028 •		28,250	28,145

Motor PLC
2.548% due 09/25/2024 •		1,066	1,066

Mountain View CLO Ltd.
3.123% due 10/13/2027 •		4,100	4,087

Navient Private Education Loan Trust
2.378% due 12/15/2059 •		6,402	6,400
2.428% due 12/16/2058 •		2,747	2,746
3.278% due 02/15/2029 •		4,417	4,471

Navient Private Education Refi Loan Trust
2.530% due 02/18/2042		3,135	3,138

Navient Student Loan Trust
2.268% due 06/27/2067 •		13,482	13,469
2.288% due 02/27/2068 •		6,140	6,148
2.368% due 03/25/2067 •		21,406	21,385
2.398% due 03/25/2067 •		15,808	15,785
2.768% due 03/25/2066 •		2,328	2,339

Nelnet Student Loan Trust
2.258% due 08/23/2027 •		4,112	4,106
2.718% due 09/27/2038 •		20,960	20,966
2.868% due 02/25/2066 •		12,163	12,122

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		6,900	6,895

Nissan Auto Receivables Owner Trust
1.320% due 01/15/2021		551	550
1.740% due 08/16/2021		6,683	6,681
1.790% due 01/17/2022		544	543

Ocean Trails CLO
3.076% due 08/13/2025 •		349	349

OCP CLO Ltd.
3.087% due 10/26/2027 •		21,000	20,968
3.103% due 07/15/2027 •		7,000	6,991
3.153% due 04/17/2027 •		9,168	9,178

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	171

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •	$7,100	$7,082

Palmer Square Loan Funding Ltd.
2.903% due 04/15/2026 •	7,145	7,124
2.953% due 07/15/2026 •	10,924	10,920

Penarth Master Issuer PLC
2.421% due 03/18/2022 •	20,000	20,007

SLC Student Loan Trust
2.219% due 09/15/2026 •	1,666	1,664
2.229% due 03/15/2027 •	4,951	4,930
2.239% due 06/15/2029 •	2,597	2,583
2.258% due 02/15/2025 •	1,648	1,647
2.318% due 05/15/2023 •	1,349	1,348

SLM Private Education Loan Trust
1.850% due 06/17/2030	59	59

SLM Student Loan Trust
2.366% due 01/26/2026 •	17,477	17,439
2.386% due 10/27/2025 •	736	736
2.386% due 01/25/2027 •	2,970	2,964
2.396% due 01/25/2027 •	4,145	4,142
2.468% due 09/25/2043 •	23,969	23,830
2.668% due 12/27/2038 •	13,135	13,107
2.668% due 06/25/2055 •	14,285	14,218
2.669% due 12/15/2025 •	3,264	3,266
2.826% due 04/27/2026 •	1,872	1,874
2.826% due 01/25/2028 •	5,175	5,176
2.876% due 10/25/2029 •	35,000	35,073
2.926% due 01/25/2022 •	1,413	1,392

SMB Private Education Loan Trust
2.340% due 09/15/2034	7,480	7,494
2.348% due 12/16/2024 •	3,709	3,708
2.378% due 03/16/2026 •	2,990	2,991
2.430% due 02/17/2032	8,552	8,591
2.700% due 05/15/2031	8,547	8,630
2.750% due 07/15/2027	560	564
3.178% due 05/15/2026 •	7,096	7,132

SoFi Consumer Loan Program LLC
3.280% due 01/26/2026	2,125	2,140

SoFi Professional Loan Program LLC
1.860% due 11/26/2040	3,530	3,520
2.050% due 01/25/2041	4,820	4,814
2.130% due 11/16/2048	11,016	11,020
2.360% due 12/27/2032	1,688	1,695
2.390% due 02/25/2042	5,740	5,751
2.718% due 03/26/2040 •	677	679
2.780% due 08/17/2048	20,378	20,542
3.180% due 06/15/2048	8,488	8,579
3.218% due 06/25/2033 •	780	788

SoFi Professional Loan Program Trust
2.640% due 08/25/2047	8,769	8,791
3.080% due 01/25/2048	548	552
3.120% due 02/25/2048	1,129	1,138

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036	31,699	32,063

Starwood Waypoint Homes Trust
2.978% due 01/17/2035 •	14,391	14,393

Structured Asset Securities Corp. Mortgage Loan Trust
2.588% due 05/25/2035 •	7,006	7,018

Symphony CLO Ltd.
3.183% due 04/15/2028 •	7,000	6,981

Telos CLO Ltd.
3.253% due 04/17/2028 •	16,000	15,973

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •	7,300	7,300

Towd Point Mortgage Trust
2.618% due 02/25/2057 •	4,254	4,249

Toyota Auto Receivables Owner Trust
2.158% due 02/15/2022 •	11,700	11,695

Tralee CLO Ltd.
3.308% due 10/20/2027 •	30,200	30,206

Trillium Credit Card Trust
2.296% due 02/27/2023	38,300	38,305
2.396% due 09/26/2023 •	10,025	10,032
2.526% due 01/26/2024 •	22,400	22,439

Venture CDO Ltd.
3.183% due 04/15/2027	8,700	8,670

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
3.153% due 01/15/2028 •	$14,550	$14,549

Volkswagen Auto Loan Enhanced Trust
2.810% due 07/20/2021	3,862	3,870

Voya CLO Ltd.
2.996% due 07/25/2026 •	7,062	7,056

WhiteHorse Ltd.
3.233% due 04/17/2027 •	4,312	4,306
3.463% due 07/17/2026 •	4,948	4,951

World Omni Auto Receivables Trust
1.300% due 02/15/2022	1,681	1,676
2.570% due 07/15/2021	1,535	1,536

Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •	17,500	17,467

Zais CLO Ltd.
3.453% due 04/15/2028 •	25,300	25,334

Total Asset-Backed Securities (Cost $1,539,045)		1,534,923

SOVEREIGN ISSUES 2.9%

Agence Francaise de Developpement EPIC
1.875% due 09/14/2020	31,000	30,979

CDP Financial, Inc.
4.400% due 11/25/2019	4,400	4,414

CPPIB Capital, Inc.
2.352% (US0003M + 0.030%) due 10/16/2020 ~	5,000	4,999

Development Bank of Japan, Inc.
2.496% (US0003M + 0.240%) due 01/28/2020 ~	7,100	7,106

Export-Import Bank of India
2.750% due 04/01/2020	32,961	33,035
2.750% due 08/12/2020	13,500	13,538
3.125% due 07/20/2021	8,448	8,537
3.152% (US0003M + 1.000%) due 08/21/2022 ~	16,705	16,705
3.875% due 10/02/2019	31,219	31,219

Hungary Government International Bond
6.375% due 03/29/2021	4,692	4,985

Japan Bank for International Cooperation
2.618% (US0003M + 0.480%) due 06/01/2020 ~	36,540	36,640
2.668% (US0003M + 0.390%) due 07/21/2020 ~	65,900	66,076
2.702% (US0003M + 0.570%) due 02/24/2020 ~	32,540	32,606

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	29,114	29,081

Kommunalbanken A/S
2.209% (US0003M + 0.070%) due 03/17/2020 ~	16,000	16,005
2.449% (US0003M + 0.330%) due 06/16/2020 ~	23,242	23,294

Korea Expressway Corp.
2.956% (US0003M + 0.700%) due 10/28/2019 ~	3,000	3,000

Korea Hydro & Nuclear Power Co. Ltd.
2.375% due 10/28/2019	4,500	4,500

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
2.538% (US0003M + 0.260%) due 01/20/2020 ~	13,200	13,211

SNCF Reseau
2.000% due 10/13/2020	4,000	4,000

Tokyo Metropolitan Government
2.000% due 05/17/2021	18,600	18,566

Total Sovereign Issues (Cost $401,525)		402,496

SHORT-TERM INSTRUMENTS 9.8%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	54,900	55,042

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 3.4%

AT&T, Inc.
2.710% due 12/10/2019		$32,000	$31,854

Broadcom, Inc.
2.510% due 10/24/2019		30,000	29,949
2.530% due 10/22/2019		16,000	15,975

Campbell Soup Co.
2.330% due 11/07/2019		30,700	30,626
2.370% due 10/09/2019		32,600	32,581
2.530% due 10/21/2019		25,000	24,967

Cigna Corp.
2.280% due 10/01/2019		14,000	13,999

Encana Corp.
2.640% due 10/10/2019		2,500	2,498

Energy Transfer Partners LP
2.550% due 10/01/2019		40,000	39,997

Ford Motor Credit Co. LLC
3.350% due 01/21/2020		43,500	43,136

General Motors Financial Co., Inc.
2.360% due 10/15/2019		4,000	3,996

Keurig Dr Pepper
2.210% due 10/28/2019		6,000	5,990

Marriott International
2.250% due 11/04/2019		25,000	24,945

Royal Caribbean Cruise
2.300% due 10/04/2019		50,000	49,987
2.300% due 10/09/2019		8,550	8,545

Sempra Energy Holdings
2.510% due 10/01/2019		21,800	21,799
2.510% due 10/02/2019		25,400	25,397

Syngenta Wilmington, Inc.
2.600% due 11/18/2019		50,000	49,837

VW Credit, Inc.
2.450% due 04/01/2020		10,000	9,883
2.970% due 11/04/2019		10,000	9,978

			475,939

REPURCHASE AGREEMENTS (e) 2.4%
			331,101

SHORT-TERM NOTES 0.0%

Svensk Exportkredit AB
2.186% (US0003M + 0.030%) due 12/20/2019 ~		6,500	6,502

			6,502

JAPAN TREASURY BILLS 3.5%
(0.146)% due 10/15/2019 - 10/21/2019 (b)(c)	JPY	53,339,000	493,577

U.S. TREASURY BILLS 0.1%
1.942% due 10/22/2019 - 11/07/2019 (b)(c)(g)(i)		$8,131	8,120

Total Short-Term Instruments (Cost $1,372,311)			1,370,281

Total Investments in Securities (Cost $13,861,214)			13,876,841

Total Investments 99.4% (Cost $13,861,214)			$13,876,841

Financial Derivative Instruments (f)(h) 0.1% (Cost or Premiums, net $2,475)			8,150

Other Assets and Liabilities, net 0.5%			71,717

Net Assets 100.0%			$13,956,708

172	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ford Auto Securitization Trust	2.319%	04/15/2022	03/06/2019	$ 1,770	$1,797	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$	6,270	U.S. Treasury Notes 2.250% due 03/31/2021	$(6,397)	$6,270	$6,270
JPS	1.700	09/30/2019	10/01/2019		6,000	U.S. Treasury Notes 1.750% due 06/15/2022	(6,121)	6,000	6,000
MBC	2.450	09/30/2019	10/01/2019		36,000	U.S. Treasury Notes 2.000% - 2.875% due 05/31/2024 - 04/30/2025	(37,187)	36,000	36,003
SCX	0.680	09/30/2019	10/01/2019	GBP	230,000	United Kingdom Gilt 1.630% - 4.250% due 10/22/2054 - 07/22/2068	(281,879)	282,831	282,836

Total Repurchase Agreements							$(331,584)	$331,101	$331,109

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$6,270	$0	$0	$6,270	$(6,397)	$(127)
JPS	6,000	0	0	6,000	(6,121)	(121)
MBC	36,003	0	0	36,003	(37,187)	(1,184)
SCX	282,836	0	0	282,836	(281,879)	957

Total Borrowings and Other Financing Transactions	$331,109	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(2,252) at a weighted average interest rate of 2.428%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	717	$154,514	$(337)	$0	$(23)
U.S. Treasury 10-Year Ultra December Futures	12/2019	2,443	347,898	(6,123)	0	(76)

Total Futures Contracts				$(6,460)	$0	$(99)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	173

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$	2,210,300	$2,475	$(54,010)	$(51,535)	$512	$0

Total Swap Agreements							$2,475	$(54,010)	$(51,535)	$512	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$512	$512	$0	$(99)	$0	$(99)

(g)

Securities with an aggregate market value of $690 and cash of $34,673 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2019	GBP	9,107		$11,048	$0	$(171)
	11/2019		$1,254	CAD	1,661	2	0

BPS	11/2019		1,167		1,550	5	0

CBK	11/2019	EUR	64,465		$72,659	2,147	0

GLM	10/2019	JPY	53,339,000		500,433	6,325	0
	10/2019		$100,104	JPY	10,600,000	0	(2,024)

HUS	11/2019	JPY	10,623,037		$100,343	1,769	0

MYI	10/2019		10,600,000		98,495	415	0
	11/2019	AUD	5,478		3,716	12	0
	11/2019	CAD	27,943		21,196	70	0
	11/2019		$98,719	JPY	10,600,000	0	(422)
	12/2019		226	MYR	950	0	0

SSB	11/2019	GBP	65,070		$79,766	0	(391)

Total Forward Foreign Currency Contracts						$10,745	$(3,008)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BOA	$2	$0	$0	$2	$(171)	$0	$0	$(171)	$(169)	$343	$174
BPS	5	0	0	5	0	0	0	0	5	0	5
CBK	2,147	0	0	2,147	0	0	0	0	2,147	(1,750)	397
GLM	6,325	0	0	6,325	(2,024)	0	0	(2,024)	4,301	(3,360)	941
HUS	1,769	0	0	1,769	0	0	0	0	1,769	(1,460)	309
MYI	497	0	0	497	(422)	0	0	(422)	75	(60)	15
SSB	0	0	0	0	(391)	0	0	(391)	(391)	0	(391)

Total Over the Counter	$10,745	$0	$0	$10,745	$(3,008)	$0	$0	$(3,008)

174	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

(i)

Securities with an aggregate market value of $343 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$512	$512

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,745	$0	$10,745

	$0	$0	$0	$10,745	$512	$11,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$99	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,008	$0	$3,008

	$0	$0	$0	$3,008	$99	$3,107

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$12,597	$12,597
Swap Agreements	0	0	0	0	(16,194)	(16,194)

	$0	$0	$0	$0	$(3,597)	$(3,597)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,159	$0	$5,159

	$0	$0	$0	$5,159	$(3,597)	$1,562

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5,956)	$(5,956)
Swap Agreements	0	0	0	0	(24,351)	(24,351)

	$0	$0	$0	$0	$(30,307)	$(30,307)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,163	$0	$6,163

	$0	$0	$0	$6,163	$(30,307)	$(24,144)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	175

Consolidated Schedule of Investments PIMCO Short Asset Portfolio (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$4,301,997	$0	$4,301,997
Industrials	0	2,914,550	0	2,914,550
Utilities	0	826,781	0	826,781
Municipal Bonds & Notes
Mississippi	0	11,723	0	11,723
Pennsylvania	0	1,470	0	1,470
U.S. Government Agencies	0	1,734,619	0	1,734,619
U.S. Treasury Obligations	0	307,474	0	307,474
Non-Agency Mortgage-Backed Securities	0	470,527	0	470,527
Asset-Backed Securities	0	1,534,923	0	1,534,923
Sovereign Issues	0	402,496	0	402,496
Short-Term Instruments
Certificates of Deposit	0	55,042	0	55,042
Commercial Paper	0	475,939	0	475,939
Repurchase Agreements	0	331,101	0	331,101
Short-Term Notes	0	6,502	0	6,502
Japan Treasury Bills	0	493,577	0	493,577
U.S. Treasury Bills	0	8,120	0	8,120

Total Investments	$0	$13,876,841	$0	$13,876,841

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$512	$0	$512
Over the counter	0	10,745	0	10,745

	$0	$11,257	$0	$11,257

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(99)	0	0	(99)
Over the counter	0	(3,008)	0	(3,008)

	$(99)	$(3,008)	$0	$(3,107)

Total Financial Derivative Instruments	$(99)	$8,249	$0	$8,150

Totals	$(99)	$13,885,090	$0	$13,884,991

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

176	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.2%

CORPORATE BONDS & NOTES 28.5%

BANKING & FINANCE 20.0%

African Development Bank
2.309% (US0003M + 0.190%) due 06/15/2020 ~	$3,500	$3,503

Air Lease Corp.
2.125% due 01/15/2020	14,640	14,634

American Honda Finance Corp.
2.488% (US0003M + 0.350%) due 06/11/2021 ~	15,000	15,031
2.583% (US0003M + 0.280%) due 10/19/2020 ~	7,200	7,210
2.773% (US0003M + 0.470%) due 01/08/2021 ~	39,500	39,639
3.150% due 01/08/2021	10,000	10,160

American Tower Corp.
2.800% due 06/01/2020	2,300	2,309

Bank of New York Mellon
2.413% (US0003M + 0.280%) due 06/04/2021 ~	48,200	48,224

Barclays PLC
2.750% due 11/08/2019	92,143	92,161

BNG Bank NV
2.403% due 07/14/2020 •	5,000	5,003
2.403% due 07/14/2020 •	10,400	10,407

Cantor Fitzgerald LP
7.875% due 10/15/2019	1,500	1,503

Caterpillar Financial Services Corp.
2.412% (US0003M + 0.300%) due 03/08/2021 ~	24,400	24,420
2.514% (US0003M + 0.390%) due 05/17/2021 ~	28,800	28,874

Citigroup, Inc.
2.400% due 02/18/2020	3,360	3,363
3.484% (US0003M + 1.380%) due 03/30/2021 ~	51,400	52,182
3.577% (US0003M + 1.310%) due 10/26/2020 ~	12,900	13,049

CK Hutchison International Ltd.
2.250% due 09/29/2020	2,000	1,998

Credit Suisse AG
5.400% due 01/14/2020	1,000	1,009

Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020	6,533	6,551

Dexia Credit Local S.A.
2.453% (US0003M + 0.320%) due 09/04/2020 ~	8,000	8,018
2.576% (US0003M + 0.320%) due 09/29/2020 ~	26,400	26,466

DNB Boligkreditt A/S
2.000% due 05/28/2020	15,000	14,990

Erste Abwicklungsanstalt
1.375% due 10/30/2019	42,000	41,974
2.312% (US0003M + 0.210%) due 03/09/2020 ~	21,800	21,817

Ford Motor Credit Co. LLC
2.597% due 11/04/2019	9,250	9,250
2.681% due 01/09/2020	1,100	1,100
2.696% (US0003M + 0.430%) due 11/02/2020 ~	1,100	1,091
2.922% (US0003M + 0.790%) due 06/12/2020 ~	3,592	3,586
3.311% (US0003M + 1.000%) due 01/09/2020 ~	2,000	2,000
8.125% due 01/15/2020	600	610

General Motors Financial Co., Inc.
2.350% due 10/04/2019	24,609	24,609
3.150% due 01/15/2020	7,402	7,413
3.583% (US0003M + 1.270%) due 10/04/2019 ~	7,097	7,098
3.863% (US0003M + 1.560%) due 01/15/2020 ~	56,139	56,325

Goldman Sachs Bank USA
2.575% due 05/24/2021 •	18,100	18,132

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
2.550% due 10/23/2019	$2,497	$2,497
2.830% (US0003M + 0.730%) due 12/27/2020 ~	12,510	12,523
2.927% (US0003M + 0.800%) due 12/13/2019 ~	4,800	4,807
3.279% (US0003M + 1.020%) due 10/23/2019 ~	2,882	2,884
3.319% (US0003M + 1.200%) due 09/15/2020 ~	500	504
3.419% (US0003M + 1.160%) due 04/23/2020 ~	29,571	29,703
3.636% (US0003M + 1.360%) due 04/23/2021 ~	5,870	5,951

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~	9,650	9,661
3.792% (US0003M + 1.660%) due 05/25/2021 ~	15,853	16,150
4.342% (US0003M + 2.240%) due 03/08/2021 ~	2,500	2,563

HSBC USA, Inc.
2.350% due 03/05/2020	6,850	6,860
2.786% (US0003M + 0.610%) due 11/13/2019 ~	16,500	16,513

HSH Portfoliomanagement AoeR
2.000% due 10/23/2019	7,000	6,999
2.475% (US0003M + 0.330%) due 09/18/2020 ~	6,000	6,014

ING Bank NV
2.450% due 03/16/2020	5,400	5,411

Jackson National Life Global Funding
2.200% due 01/30/2020	2,800	2,801
2.556% (US0003M + 0.300%) due 04/27/2020 ~	9,000	9,010
2.603% (US0003M + 0.300%) due 10/15/2020 ~	12,000	12,016

John Deere Capital Corp.
2.483% (US0003M + 0.180%) due 01/07/2020 ~	26,700	26,713

JPMorgan Chase & Co.
2.550% due 03/01/2021	19,100	19,212
2.652% (US0003M + 0.550%) due 03/09/2021 ~	11,961	11,978
3.618% (US0003M + 1.480%) due 03/01/2021 ~	1,100	1,117

JPMorgan Chase Bank N.A.
2.370% (SOFRRATE + 0.550%) due 10/19/2020 ~	131,000	131,130
2.494% (US0003M + 0.370%) due 02/19/2021 ~	59,500	59,518
2.543% (US0003M + 0.290%) due 02/01/2021 ~	9,900	9,904
2.604% due 02/01/2021 •	3,000	3,005

Lloyds Bank PLC
2.400% due 03/17/2020	4,900	4,909

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~	6,200	6,248

Metropolitan Life Global Funding
2.390% due 09/07/2020 •	21,500	21,560

Mitsubishi UFJ Financial Group, Inc.
2.950% due 03/01/2021	1,083	1,094

Mitsubishi UFJ Trust & Banking Corp.
2.650% due 10/19/2020	1,800	1,812

Mizuho Bank Ltd.
2.400% due 03/26/2020	7,800	7,811

Mizuho Financial Group, Inc.
3.267% (US0003M + 1.140%) due 09/13/2021 ~	57,536	58,231
3.820% (US0003M + 1.480%) due 04/12/2021 ~	16,900	17,173

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	3,000	3,003
3.396% (US0003M + 1.140%) due 01/27/2020 ~	300	301

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/26/2020	$13,036	$13,177

MUFG Bank Ltd.
2.750% due 09/14/2020	3,500	3,521

National Bank of Canada
2.903% (US0003M + 0.600%) due 01/17/2020 ~	11,895	11,916

Nederlandse Waterschapsbank NV
2.162% (US0003M + 0.030%) due 02/24/2020 ~	73,000	73,007
2.191% (US0003M + 0.010%) due 11/10/2020 ~	34,000	33,992

New York Life Global Funding
2.378% (US0003M + 0.100%) due 01/21/2020 ~	39,000	39,016
2.536% (US0003M + 0.280%) due 01/28/2021 ~	11,900	11,923
2.581% (US0003M + 0.270%) due 04/09/2020 ~	3,000	3,003

Nissan Motor Acceptance Corp.
2.125% due 03/03/2020	9,903	9,896
2.250% due 01/13/2020	17,014	17,009
2.693% (US0003M + 0.390%) due 07/13/2020 ~	4,000	4,001
2.883% (US0003M + 0.580%) due 01/13/2020 ~	12,579	12,589

Nomura Holdings, Inc.
6.700% due 03/04/2020	2,000	2,040

Nordea Bank Abp
2.587% (US0003M + 0.470%) due 05/29/2020 ~	2,300	2,306

NRW Bank
2.187% (US0003M + 0.060%) due 03/05/2021 ~	75,000	75,010
2.227% (US0003M + 0.040%) due 02/08/2021 ~	35,000	34,983

Oesterreichische Kontrollbank AG
2.129% (US0003M + 0.010%) due 09/15/2020 ~	4,400	4,399

Royal Bank of Canada
2.100% due 10/14/2020	7,000	7,006

Royal Bank of Scotland Group PLC
6.400% due 10/21/2019	36,900	36,981

Santander UK Group Holdings PLC
2.875% due 10/16/2020	1,200	1,205

Santander UK PLC
2.587% (US0003M + 0.300%) due 11/03/2020 ~	3,600	3,598

Shinhan Bank Co. Ltd.
2.250% due 04/15/2020	3,405	3,404

Standard Chartered PLC
2.250% due 04/17/2020	8,000	7,996

Sumitomo Mitsui Banking Corp.
2.610% (US0003M + 0.310%) due 10/18/2019 ~	66,171	66,187
2.653% (US0003M + 0.350%) due 01/17/2020 ~	2,500	2,502

Svensk Exportkredit AB
2.169% (US0003M + 0.050%) due 12/14/2020 ~	9,000	9,003

Svenska Handelsbanken AB
3.254% (US0003M + 1.150%) due 03/30/2021 ~	18,600	18,853

Toronto-Dominion Bank
1.950% due 04/02/2020	25,000	24,982

Toyota Motor Credit Corp.
2.200% due 01/10/2020	14,300	14,309
2.315% due 11/14/2019 •	550	550
2.438% (US0003M + 0.100%) due 01/10/2020 ~	19,600	19,605
2.461% (US0003M + 0.150%) due 10/09/2020 ~	15,400	15,411
2.563% (US0003M + 0.260%) due 04/17/2020 ~	5,900	5,906

UBS AG
2.682% due 06/08/2020 •	179,600	180,114

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	177

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group Funding Switzerland AG
3.575% (US0003M + 1.440%) due 09/24/2020 ~	$4,700	$4,763

Wells Fargo & Co.
2.600% due 07/22/2020	4,500	4,522
2.946% (US0003M + 0.680%) due 01/30/2020 ~	4,511	4,521
3.158% (US0003M + 0.880%) due 07/22/2020 ~	8,434	8,483
3.473% (US0003M + 1.340%) due 03/04/2021 ~	10,306	10,456

Wells Fargo Bank N.A.
2.300% (SOFRRATE + 0.480%) due 03/25/2020 ~	26,994	27,023
2.532% (US0003M + 0.380%) due 05/21/2021 ~	221,800	221,951
2.759% (US0003M + 0.500%) due 07/23/2021 ~	45,000	45,117

		2,259,531

INDUSTRIALS 8.3%

Allergan Funding SCS
3.000% due 03/12/2020	48,927	49,072

Altria Group, Inc.
2.625% due 01/14/2020	2,591	2,592

Anthem, Inc.
4.350% due 08/15/2020	4,606	4,697

Bayer U.S. Finance LLC
2.375% due 10/08/2019	1,400	1,400

BMW U.S. Capital LLC
2.545% (US0003M + 0.370%) due 08/14/2020 ~	54,100	54,203
3.250% due 08/14/2020	2,900	2,926

Bristol-Myers Squibb Co.
2.368% (US0003M + 0.200%) due 11/16/2020 ~	68,700	68,756

Broadcom Corp.
2.375% due 01/15/2020	85,305	85,306

Central Nippon Expressway Co. Ltd.
2.079% due 11/05/2019	18,800	18,798

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~	100,600	100,622
3.200% due 09/17/2020	4,430	4,474

CVS Health Corp.
2.800% due 07/20/2020	106,449	106,939

Daimler Finance North America LLC
1.750% due 10/30/2019	10,950	10,947
2.250% due 03/02/2020	5,650	5,652
2.300% due 01/06/2020	4,185	4,186
2.817% (US0003M + 0.530%) due 05/05/2020 ~	7,370	7,382
2.886% (US0003M + 0.620%) due 10/30/2019 ~	47,250	47,279
3.100% due 05/04/2020	11,800	11,870

Danone S.A.
1.691% due 10/30/2019	2,000	1,999

Delta Air Lines, Inc.
2.875% due 03/13/2020	5,280	5,292

Georgia-Pacific LLC
2.539% due 11/15/2019	43,150	43,158
5.400% due 11/01/2020	4,958	5,129

Hewlett Packard Enterprise Co.
2.100% due 10/04/2019	6,000	6,000

International Business Machines Corp.
2.576% (US0003M + 0.400%) due 05/13/2021 ~	30,300	30,427

Kraft Heinz Foods Co.
2.800% due 07/02/2020	21,669	21,709

Kroger Co.
6.150% due 01/15/2020	7,235	7,316

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	132,033	131,980
2.866% (US0003M + 0.610%) due 10/28/2019 ~	4,700	4,702

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reynolds American, Inc.
3.250% due 06/12/2020		$3,250	$3,271

Sunoco Logistics Partners Operations LP
5.500% due 02/15/2020		1,500	1,516

Toyota Motor Finance Netherlands BV
2.382% (US0003M + 0.250%) due 12/12/2019 ~		15,000	15,007

VMware, Inc.
2.300% due 08/21/2020		15,769	15,780

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020		11,141	11,148
2.450% due 11/20/2019		38,586	38,588
2.946% (US0003M + 0.770%) due 11/13/2020 ~		500	502

			930,625

UTILITIES 0.2%

BG Energy Capital PLC
4.000% due 12/09/2020		7,200	7,356

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020		5,000	5,004

Georgia Power Co.
4.250% due 12/01/2019		1,700	1,706

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020		10,000	10,007

			24,073

Total Corporate Bonds & Notes (Cost $3,211,925)			3,214,229

U.S. TREASURY OBLIGATIONS 4.9%

U.S. Treasury Notes
2.250% due 04/30/2021		125,000	126,023
2.375% due 03/15/2021		150,000	151,357
2.375% due 04/15/2021		150,000	151,453
2.500% due 02/28/2021 (d)		125,000	126,296

Total U.S. Treasury Obligations (Cost $555,057)			555,129

ASSET-BACKED SECURITIES 0.4%

Bank of The West Auto Trust
2.481% due 07/15/2020		6,058	6,060

GMF Canada Leasing Trust Asset-Backed Notes
2.154% due 03/22/2021	CAD	6,482	4,897

Kubota Credit Owner Trust
2.510% due 06/15/2020		$12,636	12,656

MMAF Equipment Finance LLC
2.125% due 10/09/2020		17,000	17,022

Total Asset-Backed Securities (Cost $40,536)			40,635

SOVEREIGN ISSUES 9.6%

Agence Francaise de Developpement EPIC
2.222% (US0003M + 0.120%) due 06/07/2021 ~		42,000	42,106
2.239% (US0003M + 0.080%) due 03/23/2020 ~		121,000	121,028
2.284% (US0003M + 0.120%) due 06/19/2020 ~		76,000	76,037

Caisse des Depots et Consignations
2.175% (US0003M + 0.090%) due 10/02/2020 ~		13,000	13,000

CPPIB Capital, Inc.
2.110% (US0003M + 0.010%) due 12/27/2019 ~		28,000	28,002
2.352% (US0003M + 0.030%) due 10/16/2020 ~		53,000	52,988

Development Bank of Japan, Inc.
2.496% (US0003M + 0.240%) due 01/28/2020 ~		53,292	53,337

Export Development Canada
2.084% (US0003M - 0.040%) due 11/19/2019 ~		54,000	54,001

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.278% (US0003M + 0.130%) due 11/23/2020 ~	$46,000	$46,074

Export-Import Bank of India
3.875% due 10/02/2019	18,000	18,000

Industrial Bank of Korea
2.000% due 04/23/2020	5,100	5,097

Japan Bank for International Cooperation
2.250% due 02/24/2020	1,700	1,700
2.618% (US0003M + 0.480%) due 06/01/2020 ~	63,590	63,764
2.668% (US0003M + 0.390%) due 07/21/2020 ~	53,725	53,869
2.702% (US0003M + 0.570%) due 02/24/2020 ~	103,438	103,647

Japan Finance Organization for Municipalities
2.000% due 09/08/2020	62,686	62,615

Japan International Cooperation Agency
1.875% due 11/13/2019	29,100	29,089

Kommunalbanken A/S
2.209% (US0003M + 0.070%) due 03/17/2020 ~	69,600	69,621
2.449% (US0003M + 0.330%) due 06/16/2020 ~	42,200	42,295

Korea Expressway Corp.
2.956% (US0003M + 0.700%) due 10/28/2019 ~	3,000	3,000

Municipality Finance PLC
2.277% (US0003M + 0.010%) due 10/26/2020 ~	25,500	25,499
2.379% (US0003M + 0.170%) due 02/07/2020 ~	18,600	18,615

Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
2.538% (US0003M + 0.260%) due 01/20/2020 ~	2,000	2,002

Province of Quebec
2.289% (US0003M + 0.130%) due 09/21/2020 ~	28,900	28,926

SNCF Reseau
2.000% due 10/13/2020	5,000	5,000

State of North Rhine-Westphalia
2.306% (US0003M + 0.050%) due 01/29/2021 ~	45,000	44,972

State of Saxony-Anhalt
1.375% due 10/15/2019	5,000	4,998

Tokyo Metropolitan Government
2.125% due 05/19/2020	18,000	17,992

Total Sovereign Issues (Cost $1,086,776)		1,087,274

SHORT-TERM INSTRUMENTS 61.8%

CERTIFICATES OF DEPOSIT 2.5%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~	121,400	121,428

Goldman Sachs Bank USA
2.402% due 02/26/2021 •	50,000	50,098

MUFG Bank Ltd.
2.603% (US0003M + 0.350%) due 11/01/2019 ~	36,000	36,011

Royal Bank of Canada
2.130% (SOFRRATE + 0.310%) due 08/14/2020 ~	77,000	77,073

		284,610

COMMERCIAL PAPER 4.5%

American Electric Power, Inc.
2.270% due 10/29/2019	50,000	49,909

Anheuser-Busch InBev Worldwide, Inc.
2.200% due 10/23/2019	50,000	49,928

AT&T, Inc.
2.400% due 12/06/2019	110,900	110,422

178	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BAYER Corp.
2.320% due 12/13/2019	$75,000	$74,648

Broadcom, Inc.
2.550% due 10/10/2019	10,500	10,492
2.550% due 10/24/2019	9,000	8,985
2.560% due 10/17/2019	50,000	49,940

Enbridge (U.S.), Inc
2.420% due 11/04/2019	11,000	10,976

Energy Transfer Partners LP
2.550% due 10/01/2019	21,000	20,998

Hyundai Capital America
2.200% due 10/15/2019	18,500	18,483

Sempra Energy Holdings
2.450% due 10/21/2019	55,000	54,928
2.450% due 10/22/2019	47,000	46,935

		506,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (c) 33.0%
			$3,732,367

SHORT-TERM NOTES 1.6%

Federal Home Loan Bank
2.125% due 08/06/2020		$25,355	25,356

Svensk Exportkredit AB
2.186% (US0003M + 0.030%) due 12/20/2019 ~		156,500	156,535

			181,891

JAPAN TREASURY BILLS 19.8%
(0.132)% due 10/15/2019 - 11/18/2019 (a)(b)	JPY	241,410,000	2,234,077

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
1.953% due 10/22/2019 - 12/26/2019 (a)(b)(f)	$41,795	$41,706

Total Short-Term Instruments (Cost $7,007,872)		6,981,295

Total Investments in Securities (Cost $11,902,166)		11,878,562

Total Investments 105.2% (Cost $11,902,166)		$11,878,562

Financial Derivative Instruments (e) 0.3% (Cost or Premiums, net $0)		37,261

Other Assets and Liabilities, net (5.5)%		(620,992)

Net Assets 100.0%		$11,294,831

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	2.350%	09/30/2019	10/01/2019		$27,700	U.S. Treasury Notes 1.875% due 03/31/2022	$(28,276)	$27,700	$27,702
BOS	2.210	09/27/2019	10/04/2019		650,000	U.S. Treasury Bonds 3.000% due 02/15/2047	(666,043)	650,000	650,279
	2.680	09/30/2019	10/01/2019		3,700	U.S. Treasury Bonds 3.000% due 11/15/2044	(3,838)	3,700	3,700
FICC	1.500	09/30/2019	10/01/2019		31,558	U.S. Treasury Notes 2.250% due 03/31/2021	(32,193)	31,558	31,559
IND	2.500	09/30/2019	10/01/2019		47,800	U.S. Treasury Notes 2.500% due 03/31/2023	(48,811)	47,800	47,803
MBC	2.220	09/27/2019	10/04/2019		250,000	U.S. Treasury Notes 1.625% - 2.000% due 07/31/2020 - 10/31/2023	(258,279)	250,000	250,062
	2.270	09/26/2019	10/03/2019		250,000	U.S. Treasury Notes 2.250% - 3.125% due 05/31/2023 - 11/15/2028	(258,391)	250,000	250,079
	2.300	09/25/2019	10/02/2019		300,000	U.S. Treasury Inflation Protected Securities 0.125% - 1.000% due 04/15/2020 - 02/15/2049	(308,952)	300,000	301,140
	2.450	09/30/2019	10/01/2019		100,000	U.S. Treasury Bonds 2.875% due 05/15/2049	(54,361)	100,000	100,007
						U.S. Treasury Notes 2.000% due 07/31/2022	(49,153)
MFK	2.070	10/01/2019	10/02/2019		350,000	U.S. Treasury Notes 2.125% due 05/31/2021	(357,076)	350,000	350,000
	2.780	09/30/2019	10/01/2019		350,000	U.S. Treasury Notes 2.125% due 05/31/2021	(357,137)	350,000	350,027
NXN	2.400	09/30/2019	10/01/2019		200,000	U.S. Treasury Bonds 3.000% due 05/15/2045	(204,751)	200,000	200,013
RDR	2.250	09/30/2019	10/01/2019		175,500	U.S. Treasury Notes 2.000% - 2.375% due 02/28/2021 - 05/31/2024	(179,397)	175,500	175,511
SAL	2.750	09/30/2019	10/01/2019		6,700	U.S. Treasury Notes 2.625% due 03/31/2025	(6,843)	6,700	6,701
SCX	2.050	10/01/2019	10/08/2019		250,000	U.S. Treasury Bonds 3.375% due 05/15/2044	(255,070)	250,000	250,000
	2.200	09/24/2019	10/01/2019		250,000	U.S. Treasury Bonds 3.125% due 08/15/2044	(255,440)	250,000	250,107
TDM	2.300	09/30/2019	10/01/2019		36,100	U.S. Treasury Inflation Protected Securities 0.750% due 02/15/2045	(28,861)	36,100	36,102
						U.S. Treasury Notes 1.875% due 04/30/2022	(8,341)
TOR	1.710	09/27/2019	10/03/2019	CAD	600,000	Canada Government Bond 1.500% due 03/01/2020	(26,986)	453,309	453,394
						Canada Government International Bond 1.500% due 03/01/2020 - 08/01/2020	(435,411)

Total Repurchase Agreements							$(3,823,610)	$3,732,367	$3,734,186

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	179

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BCY	$27,702	$0	$0	$27,702	$(28,276)	$(574)
BOS	653,979	0	0	653,979	(668,202)	(14,223)
FICC	31,559	0	0	31,559	(32,193)	(634)
IND	47,803	0	0	47,803	(48,811)	(1,008)
MBC	901,288	0	0	901,288	(923,156)	(21,868)
MFK	700,027	0	0	700,027	(714,213)	(14,186)
NXN	200,013	0	0	200,013	(204,751)	(4,738)
RDR	175,511	0	0	175,511	(179,397)	(3,886)
SAL	6,701	0	0	6,701	(6,843)	(142)
SCX	500,107	0	0	500,107	(509,719)	(9,612)
TDM	36,102	0	0	36,102	(37,203)	(1,101)
TOR	453,394	0	0	453,394	(462,397)	(9,003)

Total Borrowings and Other Financing Transactions	$3,734,186	$0	$0

(d)	Securities with an aggregate market value of $579 and cash of $7,869 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2019	JPY	33,035,000		$311,024	$5,073	$(46)
	11/2019	EUR	32		36	1	0
	11/2019	JPY	42,610,000		404,674	9,538	0

BRC	10/2019		2,649,000		24,601	70	0
	11/2019		21,619,000		205,244	4,674	0

GLM	10/2019		1,973,000		18,285	0	(1)
	10/2019		$225,234	JPY	23,850,000	0	(4,554)
	11/2019	JPY	64,700,000		$613,555	13,071	0

JPM	10/2019		$57,929	JPY	6,145,400	0	(1,067)

MYI	11/2019	JPY	14,981,000		$142,225	3,239	0
	11/2019		$1,637	CAD	2,174	6	0

RYL	10/2019	CAD	600,169		$453,283	0	(169)
	11/2019		$1,036	GBP	855	17	0

UAG	10/2019	JPY	63,922,718		$599,318	7,535	(47)
	10/2019		$3,107	JPY	334,318	0	(13)
	11/2019	JPY	26,584,318		$246,765	37	0
	11/2019		$1,438	CAD	1,904	1	0

Total Forward Foreign Currency Contracts						$43,262	$(5,897)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
SOG	Receive	U.S. Treasury Notes	N/A	2.330%	Maturity	10/03/2019	$250,000	$0	$(104)	$0	$(104)
	Receive	U.S. Treasury Notes	N/A	2.360%	Maturity	10/04/2019	300,000	0	0	0	0

Total Swap Agreements								$0	$(104)	$0	$(104)

180	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BPS	$14,612	$0	$0	$14,612	$(46)	$0	$0	$(46)	$14,566	$(12,349)	$2,217
BRC	4,744	0	0	4,744	0	0	0	0	4,744	(4,240)	504
GLM	13,071	0	0	13,071	(4,555)	0	0	(4,555)	8,516	(7,540)	976
JPM	0	0	0	0	(1,067)	0	0	(1,067)	(1,067)	721	(346)
MYC	0	0	0	0	0	0	0	0	0	(1,630)	(1,630)
MYI	3,245	0	0	3,245	0	0	0	0	3,245	(2,689)	556
RYL	17	0	0	17	(169)	0	0	(169)	(152)	(4,790)	(4,942)
SOG	0	0	0	0	0	0	(104)	(104)	(104)	0	(104)
UAG	7,573	0	0	7,573	(60)	0	0	(60)	7,513	(6,240)	1,273

Total Over the Counter	$43,262	$0	$0	$43,262	$(5,897)	$0	$(104)	$(6,001)

(f)

Securities with an aggregate market value of $721 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)

Receive represents that the Portfolio receives payments for any positive net return on the underlying reference. The Portfolio makes payments for any negative net return on such underlying reference. Pay represents that the Portfolio receives payments for any negative net return on the underlying reference. The Portfolio makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,262	$0	$43,262

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,897	$0	$5,897
Swap Agreements	0	0	0	0	104	104

	$0	$0	$0	$5,897	$104	$6,001

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(39,336)	$0	$(39,336)
Swap Agreements	0	0	0	0	(2,158)	(2,158)

	$0	$0	$0	$(39,336)	$(2,158)	$(41,494)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$42,735	$0	$42,735
Swap Agreements	0	0	0	0	(624)	(624)

	$0	$0	$0	$42,735	$(624)	$42,111

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	181

Consolidated Schedule of Investments PIMCO Short-Term Floating NAV Portfolio III (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$2,259,531	$0	$2,259,531
Industrials	0	930,625	0	930,625
Utilities	0	24,073	0	24,073
U.S. Treasury Obligations	0	555,129	0	555,129
Asset-Backed Securities	0	40,635	0	40,635
Sovereign Issues	0	1,087,274	0	1,087,274
Short-Term Instruments
Certificates of Deposit	0	284,610	0	284,610
Commercial Paper	0	506,644	0	506,644
Repurchase Agreements	0	3,732,367	0	3,732,367
Short-Term Notes	0	181,891	0	181,891
Japan Treasury Bills	0	2,234,077	0	2,234,077
U.S. Treasury Bills	0	41,706	0	41,706

Total Investments	$0	$11,878,562	$0	$11,878,562

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Over the counter	$0	$43,262	$0	$43,262

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(6,001)	$0	$(6,001)

Total Financial Derivative Instruments	$0	$37,261	$0	$37,261

Totals	$0	$11,915,823	$0	$11,915,823

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

182	PRIVATE ACCOUNT PORTFOLIO SERIES	See Accompanying Notes

Notes to Financial Statements

September 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the portfolios (each a “Portfolio” and collectively the “Portfolios”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolios.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	183

Notes to Financial Statements (Cont.)

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Portfolio.

Distribution Frequency

Portfolio Name	Declared	Distributed

PIMCO Short-Term Floating NAV Portfolio II	Daily	Monthly

PIMCO Short Asset Portfolio	Daily	Monthly

PIMCO Short-Term Floating NAV Portfolio III	Daily	Monthly

PIMCO ABS and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO EM Bond and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO High Yield and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Investment Grade Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Long Duration Credit Bond Portfolio	Quarterly	Quarterly

PIMCO Low Duration Portfolio	Quarterly	Quarterly

PIMCO Moderate Duration Portfolio	Quarterly	Quarterly

PIMCO Mortgage and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO Municipal Portfolio	Quarterly	Quarterly

PIMCO Real Return Portfolio	Quarterly	Quarterly

PIMCO Short-Term Portfolio	Quarterly	Quarterly

PIMCO U.S. Government and Short-Term Investments Portfolio	Quarterly	Quarterly

PIMCO International Portfolio	Quarterly	Quarterly

Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s net asset value (“NAV”). The NAV of a Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Portfolio or class, by the total number of shares outstanding of that Portfolio or class.

184	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, with respect to each Portfolio other than the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). With respect to the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III portfolio shares are ordinarily valued as of 3:00 p.m. Eastern time, on each day that the NYSE is open. Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) and do not normally take into account trading, clearances or settlements that take place after the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), if the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close) occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing

Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	185

Notes to Financial Statements (Cont.)

bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close), that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolios’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Portfolio’s Offering Memorandum.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

186	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close (or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and

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Notes to Financial Statements (Cont.)

options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close or, in the case of the PIMCO Short-Term Floating NAV Portfolio II and PIMCO Short-Term Floating NAV Portfolio III, the earlier of 3:00 p.m. Eastern time and the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also

188	PRIVATE ACCOUNT PORTFOLIO SERIES

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available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO ABS and Short-Term Investments Portfolio	$943,472	$911,884	$(1,001,400)	$128	$275	$854,359	$12,684	$0

PIMCO EM Bond and Short-Term Investments Portfolio	226,353	2,827	(16,600)	7	83	212,670	2,827	0

PIMCO High Yield and Short-Term Investments Portfolio	22,910	112,990	(95,400)	6	15	40,521	589	0

PIMCO Investment Grade Credit Bond Portfolio	70,464	629,560	(670,800)	11	(9)	29,226	560	0

PIMCO Long Duration Credit Bond Portfolio	202,647	4,672,743	(4,875,000)	(118)	5	277	1,544	0

PIMCO Mortgage and Short-Term Investments Portfolio	154	508,725	(488,000)	13	2	20,894	225	0

PIMCO Municipal Portfolio	625	42,349	(34,410)	3	(1)	8,566	48	0

PIMCO Real Return Portfolio	167	116,148	(115,900)	(4)	0	411	48	0

PIMCO Short-Term Portfolio	126,128	239,370	(232,000)	35	10	133,543	1,371	0

PIMCO U.S. Government and Short-Term Investments Portfolio	24,611	767,605	(748,800)	92	4	43,512	805	0

PIMCO International Portfolio	130,550	902,095	(790,700)	49	(3)	241,991	395	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which a Portfolio owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at September 30, 2019 (amounts in thousands†, except number of shares).

PIMCO High Yield and Short-Term Investments Portfolio

Security Name	Shares Held at 03/31/2019	Shares Purchased	Shares Sold	Shares Held at 09/30/2019	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income

Xfit Brands, Inc.	2,040,639	0	0	2,040,639	$0	$0	$17	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Bank Obligations  in which a Portfolio may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Portfolios deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in

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Notes to Financial Statements (Cont.)

a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio or Portfolios. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

190	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Portfolio as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Portfolios that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Portfolios at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and

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Notes to Financial Statements (Cont.)

bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges.

Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Portfolio to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Portfolio to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

192	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A

Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to

194	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Portfolio’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	195

Notes to Financial Statements (Cont.)

selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced

196	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments.

These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	197

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in a Portfolio’s offering memorandum for a more detailed description of the risks of investing in a Portfolio.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Portfolio has invested in, the Portfolio may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Portfolio could lose more than the initial amount invested. A Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Portfolio’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Portfolio’s ability to invest in derivatives, limit a Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Portfolio’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Portfolio’s investment in such securities and may prevent a Portfolio from receiving higher interest rates on proceeds reinvested.

Prepayment Risk is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Portfolio foregoing future interest income on the portion of the principal repaid early and may result in a Portfolio being forced to reinvest investment proceeds at lower interest rates.

198	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

Privately Issued Mortgage-Related Securities Risk is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are “diversified.”

Leveraging Risk is the risk that certain transactions of a Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Portfolio. There is no guarantee that the investment objective of a Portfolio will be achieved.

California State-Specific Risk is the risk that by concentrating its investments in California Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that by concentrating its investments in New York Municipal Bonds, a Portfolio may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk is the risk that a Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Subsidiary Risk is the risk that, by investing in a Portfolio’s subsidiary, the Portfolio is indirectly exposed to the risks associated with the subsidiary’s investments. Portfolio subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Portfolio.

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	199

Notes to Financial Statements (Cont.)

Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

200	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for each Portfolio is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each Portfolio’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

Investment Advisory Fees and Supervisory and Administrative Fees for each Portfolio are charged at an annual rate as noted in the following table (calculated as a percentage of each Portfolio’s average daily net assets attributable to each Portfolio):

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee

PIMCO ABS and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO EM Bond and Short-Term Investments Portfolio	0.02%		0.10%

PIMCO High Yield and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Investment Grade Credit Bond Portfolio	0.02%		0.03%

PIMCO Long Duration Credit Bond Portfolio	0.02%		0.03%

PIMCO Low Duration Portfolio	0.02%		0.03%

PIMCO Moderate Duration Portfolio	0.02%		0.03%

PIMCO Mortgage and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO Municipal Portfolio	0.02%		0.03%

PIMCO Real Return Portfolio	0.02%		0.03%

PIMCO Short-Term Portfolio	0.02%		0.03%

PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%

PIMCO U.S. Government and Short-Term Investments Portfolio	0.02%		0.03%

PIMCO International Portfolio	0.02%		0.10%

PIMCO Short Asset Portfolio	0.00%	(1)	0.00%

PIMCO Short-Term Floating NAV Portfolio III	0.00%	(1)	0.00%

(1)

By investing in the Portfolio, each investing fund agrees that 0.005% of the fee that each investing fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Portfolios’ Supervisory and Administrative Fee, or reimburse each Portfolio, to the extent that each Portfolio’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.00049%, the “Expense Limit”. The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	201

Notes to Financial Statements (Cont.)

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO at September 30, 2019, were as follows (amounts in thousands†):

	Expiring within

Portfolio Name	12 months	13 - 24 months	25 - 36 months	Total

PIMCO ABS and Short-Term Investments Portfolio	$0	$0	$8	$8

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	3	3

PIMCO High Yield and Short-Term Investments Portfolio	0	0	3	3

PIMCO Investment Grade Credit Bond Portfolio	0	0	5	5

PIMCO Long Duration Credit Bond Portfolio	0	0	64	64

PIMCO Low Duration Portfolio	0	0	4	4

PIMCO Moderate Duration Portfolio	0	0	6	6

PIMCO Mortgage and Short-Term Investments Portfolio	0	0	7	7

PIMCO Municipal Portfolio	0	0	1	1

PIMCO Real Return Portfolio	1	2	1	4

PIMCO Short-Term Portfolio	0	0	3	3

PIMCO Short-Term Floating NAV Portfolio II	0	0	13	13

PIMCO U.S. Government and Short-Term Investments Portfolio	0	0	8	8

PIMCO International Portfolio	0	0	3	3

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Distributor  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Portfolio Name	Purchases	Sales

PIMCO EM Bond and Short-Term Investments Portfolio	$32,182	$0

PIMCO High Yield and Short-Term Investments Portfolio	6,294	2,132

PIMCO Investment Grade Credit Bond Portfolio	50,347	66,329

PIMCO Long Duration Credit Bond Portfolio	299,348	505,526

PIMCO Low Duration Portfolio	403	0

PIMCO Moderate Duration Portfolio	16,594	0

PIMCO Short-Term Floating NAV Portfolio II	1,640,259	24,246

Portfolio Name	Purchases	Sales

PIMCO Short Asset Portfolio	$1,075,959	$510,916

PIMCO Short-Term Floating NAV Portfolio III	2,594,730	643,541

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital

202	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales

PIMCO ABS and Short-Term Investments Portfolio	$8,715,545	$8,046,992	$681,949	$106,111

PIMCO EM Bond and Short-Term Investments Portfolio	0	0	53,660	56,370

PIMCO High Yield and Short-Term Investments Portfolio	0	0	43,572	72,994

PIMCO Investment Grade Credit Bond Portfolio	1,535,453	1,479,078	720,359	503,135

PIMCO Long Duration Credit Bond Portfolio	18,090,880	17,362,343	3,561,254	2,569,265

PIMCO Low Duration Portfolio	755,289	707,832	42,212	34,511

PIMCO Moderate Duration Portfolio	6,308,768	6,093,040	285,681	85,538

PIMCO Mortgage and Short-Term Investments Portfolio	38,778,438	40,190,924	92,440	34,728

PIMCO Municipal Portfolio	0	0	30,742	28,610

PIMCO Real Return Portfolio	779,698	135,100	0	0

PIMCO Short-Term Portfolio	1,124,445	1,067,330	102,899	56,517

PIMCO Short-Term Floating NAV Portfolio II	74,991	0	895,281	487,115

PIMCO U.S. Government and Short-Term Investments Portfolio	298,852	208,372	0	45

PIMCO International Portfolio	0	0	161,110	34,030

PIMCO Short Asset Portfolio	1,854,078	988,336	2,844,386	2,758,998

PIMCO Short-Term Floating NAV Portfolio III	2,994,541	3,451,777	1,790,962	1,564,200

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO ABS and Short-Term Investments Portfolio				PIMCO EM Bond and Short-Term Investments Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	36,211	$461,699	63,985	$811,070	3,945	$39,053	4,508	$44,308
Issued as reinvestment of distributions	7,067	89,673	14,473	181,844	0	0	3,416	32,904
Cost of shares redeemed	(29,504)	(376,469)	(60,813)	(774,010)	(2,610)	(25,766)	(24,099)	(238,928)

Net increase (decrease) resulting from Portfolio share transactions	13,774	$174,903	17,645	$218,904	1,335	$13,287	(16,175)	$(161,716)

	PIMCO High Yield and Short-Term Investments Portfolio				PIMCO Investment Grade Credit Bond Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	2,702	$21,118	12,529	$96,403	51,848	$500,714	86,334	$810,880
Issued as reinvestment of distributions	3,181	24,391	4,793	36,795	5,101	49,079	9,148	84,556
Cost of shares redeemed	(7,823)	(61,439)	(18,659)	(144,000)	(35,058)	(337,985)	(28,342)	(265,939)

Net increase (decrease) resulting from Portfolio share transactions	(1,940)	$(15,930)	(1,337)	$(10,802)	21,891	$211,808	67,140	$629,497

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	203

Notes to Financial Statements (Cont.)

	PIMCO Long Duration Credit Bond Portfolio				PIMCO Low Duration Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	319,687	$3,928,925	855,678	$9,655,863	5,719	$56,832	45,249	$444,404
Issued as reinvestment of distributions	54,265	673,496	95,482	1,053,831	1,512	15,002	1,741	17,001
Cost of shares redeemed	(402,484)	(5,063,741)	(678,465)	(7,635,696)	(494)	(4,914)	(12,739)	(125,538)

Net increase (decrease) resulting from Portfolio share transactions	(28,532)	$(461,320)	272,695	$3,073,998	6,737	$66,920	34,251	$335,867

	PIMCO Moderate Duration Portfolio				PIMCO Mortgage and Short-Term Investments Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	26,957	$272,266	96,896	$955,765	13,829	$151,698	91,593	$966,180
Issued as reinvestment of distributions	4,153	42,003	5,184	50,504	4,505	49,441	8,610	90,083
Cost of shares redeemed	(1,719)	(17,205)	(10,921)	(106,598)	(112,161)	(1,238,062)	(43,071)	(460,518)

Net increase (decrease) resulting from Portfolio share transactions	29,391	$297,064	91,159	$899,671	(93,827)	$(1,036,923)	57,132	$595,745

	PIMCO Municipal Portfolio				PIMCO Real Return Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	972	$6,930	920	$6,400	61,080	$484,610	28,369	$217,410
Issued as reinvestment of distributions	479	3,442	1,494	10,281	794	6,359	894	6,895
Cost of shares redeemed	(572)	(4,124)	(1,432)	(9,897)	(6,825)	(55,571)	(1,268)	(9,801)

Net increase (decrease) resulting from Portfolio share transactions	879	$6,248	982	$6,784	55,049	$435,398	27,995	$214,504

	PIMCO Short-Term Portfolio				PIMCO Short-Term Floating NAV Portfolio II

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	1,487	$14,147	7,775	$73,947	2,191,690	$21,939,890	4,459,104	$44,626,798
Issued as reinvestment of distributions	1,363	12,879	2,193	20,697	7,913	79,212	12,104	121,139
Cost of Shares redeemed	(7,172)	(68,092)	(2,774)	(26,412)	(2,122,188)	(21,244,044)	(4,275,616)	(42,790,624)

Net increase (decrease) resulting from Portfolio share transactions	(4,322)	$(41,066)	7,194	$68,232	77,415	$775,058	195,592	$1,957,313

	PIMCO U.S. Government and Short-Term Investments Portfolio				PIMCO International Portfolio

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	57,424	$571,990	21,347	$187,030	5,491	$34,520	5,681	$41,758
Issued as reinvestment of distributions	1,629	16,626	5,620	48,412	315	1,956	283	1,966
Cost of Shares redeemed	(10,581)	(107,238)	(163,821)	(1,410,371)	(7,006)	(43,314)	(8,453)	(60,888)

Net increase (decrease) resulting from Portfolio share transactions	48,472	$481,378	(136,854)	$(1,174,929)	(1,200)	$(6,838)	(2,489)	$(17,164)

204	PRIVATE ACCOUNT PORTFOLIO SERIES

September 30, 2019 (Unaudited)

	PIMCO Short Asset Portfolio				PIMCO Short-Term Floating NAV Portfolio III

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	109,325	$1,088,422	591,240	$5,909,000	12,959,965	$128,187,350	23,310,371	$230,443,450
Issued as reinvestment of distributions	21,122	210,163	48,604	485,201	18,873	186,673	40,821	403,570
Cost of shares redeemed	(108,583)	(1,080,396)	(826,361)	(8,253,350)	(13,181,164)	(130,374,856)	(24,150,026)	(238,745,079)

Net increase (decrease) resulting from Portfolio share transactions	21,864	$218,189	(186,517)	$(1,859,149)	(202,326)	$(2,000,833)	(798,834)	$(7,898,059)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Portfolio along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long Duration Credit Bond Portfolio	1	0	11%	0%

PIMCO Low Duration Portfolio	2	0	24%	0%

PIMCO Mortgage and Short-Term Investments Portfolio	1	0	10%	0%

PIMCO Municipal Portfolio	1	0	26%	0%

PIMCO Real Return Portfolio	1	0	11%	0%

PIMCO Short-Term Portfolio	1	0	12%	0%

PIMCO U.S. Government and Short-Term Investments Portfolio	1	0	11%	0%

PIMCO International Portfolio	1	0	12%	0%

PIMCO Short Asset Portfolio	0	2	0%	47%

PIMCO Short-Term Floating NAV Portfolio III	0	1	0%	24%

14. BASIS FOR CONSOLIDATION

PIMCO International Portfolio Subsidiary, LLC (Delaware limited liability company), PIMCO Short Asset Portfolio Subsidiary, LLC (Delaware limited liability company) and PIMCO Short-Term Floating NAV III Subsidiary, LLC (Delaware limited liability company), (each a “Subsidiary”) were incorporated on March 20, 2014, March 1, 2017 and March 20, 2014, respectively, as wholly owned subsidiaries acting as investment vehicles for the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO Short-Term Floating NAV Portfolio III respectively, (“Consolidated Funds”) in order to effect certain investments for the Consolidated Funds consistent with each Consolidated Fund’s investment objectives and policies as specified in their respective prospectus and statement of additional information. Each Consolidated Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Consolidated Fund and its respective Subsidiary. The consolidated financial statements include the accounts of each Consolidated Fund and its respective Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PIMCO International Portfolio, PIMCO Short Asset Portfolio and PIMCO

Short-Term Floating NAV Portfolio III and their Subsidiaries on March 20, 2014, March 20, 2017 and March 20, 2014, respectively, comprising the entire issued share capital of the Subsidiary, with the intent that each Consolidated Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association of each Subsidiary, shares issued by each Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Subsidiaries. The net assets of PIMCO International Portfolio Subsidiary, PIMCO Short Asset Portfolio Subsidiary and PIMCO Short-Term Floating NAV III Subsidiary as of period end represented 2.6%, 3.6% and 20.0%, respectively, of the Portfolio’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	205

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

16. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of September 30, 2019, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO ABS and Short-Term Investments Portfolio	$1,589	$24,796

PIMCO EM Bond and Short-Term Investments Portfolio	0	0

PIMCO High Yield and Short-Term Investments Portfolio	22,846	0

PIMCO Investment Grade Credit Bond Portfolio	0	0

PIMCO Long Duration Credit Bond Portfolio	0	12,961

PIMCO Low Duration Portfolio	3,901	2,528

PIMCO Moderate Duration Portfolio	5,628	2,445

PIMCO Mortgage and Short-Term Investments Portfolio	0	96,077

PIMCO Municipal Portfolio	0	0

PIMCO Real Return Portfolio*	15,340	21,950

PIMCO Short-Term Portfolio*	4,441	70,494

PIMCO Short-Term Floating NAV Portfolio II	162	18

PIMCO U.S. Government and Short-Term Investments Portfolio	86,909	22,439

PIMCO International Portfolio	56,031	66,087

PIMCO Short Asset Portfolio	0	0

PIMCO Short-Term Floating NAV Portfolio III*	19,305	26,757

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Portion of amount represents realized loss and built-in loss under Code section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO ABS and Short-Term Investments Portfolio	$5,911,046	$167,241	$(56,828)	$110,413

PIMCO EM Bond and Short-Term Investments Portfolio	474,320	16,061	(25,260)	(9,199)

PIMCO High Yield and Short-Term Investments Portfolio	506,223	33,930	(45,582)	(11,652)

PIMCO Investment Grade Credit Bond Portfolio	2,974,683	130,405	(28,310)	102,095

PIMCO Long Duration Credit Bond Portfolio	27,638,967	3,268,176	(257,181)	3,010,995

PIMCO Low Duration Portfolio	1,038,071	9,866	(1,255)	8,611

PIMCO Moderate Duration Portfolio	3,592,510	51,562	(2,136)	49,426

PIMCO Mortgage and Short-Term Investments Portfolio	4,546,279	83,291	(63,317)	19,974

PIMCO Municipal Portfolio	143,700	13,145	(11)	13,134

PIMCO Real Return Portfolio	1,065,541	24,223	(940)	23,283

PIMCO Short-Term Portfolio	698,085	13,065	(10,989)	2,076

PIMCO Short-Term Floating NAV Portfolio II	7,675,987	1,764	(227)	1,537

PIMCO U.S. Government and Short-Term Investments Portfolio	2,270,156	162,322	(97,017)	65,305

PIMCO International Portfolio	705,235	32,853	(75,561)	(42,708)

PIMCO Short Asset Portfolio	13,863,844	44,579	(81,840)	(37,261)

PIMCO Short-Term Floating NAV Portfolio III	11,902,169	49,090	(35,436)	13,654

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

206	PRIVATE ACCOUNT PORTFOLIO SERIES

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NSL	Nomura International PLC

BOA	Bank of America N.A.	GSC	Goldman Sachs & Co. LLC	NXN	Natixis New York

BOM	Bank of Montreal	GST	Goldman Sachs International	RCY	Royal Bank of Canada

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BPG	BNP Paribas Securities Corp.	IND	Crédit Agricole Corporate and Investment Bank S.A.	RVM	Capula Global Relative Value Master Fund

BPS	BNP Paribas S.A.	JLN	JP Morgan Chase Bank N.A. London	RYL	Royal Bank of Scotland PLC

BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SBI	Citigroup Global Markets Ltd.

CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SCX	Standard Chartered Bank

CKL	Citibank N.A. London	MBC	HSBC Bank Plc	SGY	Societe Generale, New York

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	SOG	Societe Generale Paris

DEU	Deutsche Bank Securities, Inc.	MFK	Millenium BCP	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.	TOR	Toronto Dominion Bank

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	NAB	National Australia Bank Ltd.	UBS	UBS Securities LLC

FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HUF	Hungarian Forint	PLN	Polish Zloty

BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar

CHF	Swiss Franc	MXN	Mexican Peso	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar

DKK	Danish Krone	NOK	Norwegian Krone	USD (or $)	United States Dollar

EUR	Euro

Exchange Abbreviations:

CBOT	Chicago Board of Trade	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	PRIME	Daily US Prime Rate

ARLLMONP	Argentina Blended Policy Rate	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	SOFRRATE	Secured Overnight Financing Rate

BADLARPP	Argentina Badlar Floating Rate Notes	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	MTGEFNCL	FNMA 30-Year Coupon Index	USSW10	10 Year USSW Rate

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

AID	Agency International Development	FDIC	Federal Deposit Insurance Corp.	SP - ADR	Sponsored American Depositary Receipt

ALT	Alternate Loan Trust	JSC	Joint Stock Company	TBA	To-Be-Announced

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

BBSW	Bank Bill Swap Reference Rate	NCUA	National Credit Union Administration	UMBS	Uniform Mortgage-Backed Security

BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	USSW	USD Swap Spread (Semiannual Fixed Rate vs. 3-Month LIBOR)

CDO	Collateralized Debt Obligation	OIS	Overnight Index Swap	YOY	Year-Over-Year

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	207

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s Private Account Portfolio Series (each a “Portfolio” and collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Portfolios. In considering whether to approve the renewal of the Agreements, the Board reviewed additional information, including, but not limited to: data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO; information regarding the profitability to PIMCO of its relationship with the Portfolios; and information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent

Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees. The Board received presentations on matters related to the Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July, 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements. The Independent Trustees also requested and received supplemental information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Portfolios’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further

208	PRIVATE ACCOUNT PORTFOLIO SERIES

(Unaudited)

developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Portfolios and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Portfolios.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates;

implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as cost, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019. The Board considered information regarding both the short- and long-term investment performance of each Portfolio relative to its relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including materials provided in advance of the August 20-21, 2019 meeting. The Board considered those Portfolios that had outperformed their respective benchmarks on a net-of-fees basis over short- and long-term periods, as applicable.

The Board noted that some of the Portfolios had underperformed in comparison to their respective benchmark indexes on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Portfolios over short- and long-term periods. PIMCO reported to the Board regarding actions that PIMCO has taken to attempt to improve performance and PIMCO’s plans to monitor performance going forward.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that it considers a number of factors in proposing fees for any Portfolio, including the unique structure of the Portfolios.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	209

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

In addition, PIMCO reported to the Board that it periodically reviews the fees charged to the Portfolios and noted that the unified fee can be increased or decreased in subsequent contractual periods. The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets). In addition, the Board noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries. The Board noted the unique structure of the Portfolios, in that only separate account or other clients of PIMCO or other registered investment companies managed by PIMCO, in the case of the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio, are eligible to invest in the Portfolios. The Board also noted that the structure of the Portfolios provides client accounts with simplified custody and accounting. The Board took notice of the fact that clients pay separate fees to PIMCO and, that under those client agreements, PIMCO offsets all of the advisory fees and, with respect to many Portfolios, fully or partially offsets the supervisory and administrative fees it receives from the Portfolios against the client account fees.

The Board considered that, with respect to certain Portfolios, shareholders generally are separate account clients or other public or private funds managed by PIMCO who have separately negotiated fee arrangements with PIMCO with respect to their accounts or funds. The Board noted that these Portfolios were established primarily as a means of giving certain client accounts exposure to particular market sectors in a more efficient manner than if the client accounts were to seek direct exposure to those market sectors. The Trustees noted that the PAPS Short-Term Floating NAV Portfolio III and the PAPS Short Asset Portfolio are each used as a cash management tool for series of the Trust and other registered investment companies advised by PIMCO. The Board also considered the differences between the services provided to shareholders of the Portfolios and other clients of PIMCO. Based on the information presented by PIMCO, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Portfolios. The Board considered the revenues and costs of the Portfolios’ structure together with the revenue generated by all separate accounts as relevant to separate account investments in the Portfolios. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board also reviewed information regarding PIMCO’s costs of, and revenues from, its separate account business as relevant to separate account investments in the Portfolios. With respect to potential economies of scale, the Board found that the Portfolios’ fee levels intrinsically reflect certain economies of scale. The Board then considered the ways in which economies of scale are shared with shareholders, such as PIMCO’s investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements. The Board further considered the ancillary benefits of the advisory fees PIMCO receives for discretionary investment management services it provides to separate account clients that invest in the Portfolios.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO supported the renewal of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements, and that the renewal of the Agreements was in the best interests of the Portfolios and their shareholders.

210	PRIVATE ACCOUNT PORTFOLIO SERIES

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

PAPS4001SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Real Return Strategy Funds

PIMCO Long-Term Real Return Fund

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Inflation Response Multi-Asset Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO REAL RETURN STRATEGY FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Long-Term Real Return Fund, PIMCO RealEstateRealReturn Strategy Fund and PIMCO Inflation Response Multi-Asset Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Inflation Response Multi-Asset Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”) and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a

4	PIMCO REAL RETURN STRATEGY FUNDS

holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“Benchmark Index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Long-Term Real Return Fund	11/12/01	11/12/01	11/19/10	—	—	—	—	Diversified
PIMCO RealEstateRealReturn Strategy Fund	10/30/03	10/30/03	04/30/08	04/27/18	—	10/30/03	10/30/03	Diversified
PIMCO Inflation Response Multi-Asset Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	—	Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

6	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Long-Term Real Return Fund

Institutional Class - PRAIX
I-2 - PRTPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Treasury Obligations	70.6%

U.S. Government Agencies	14.2%

Sovereign Issues	4.4%

Asset-Backed Securities	4.1%

Non-Agency Mortgage-Backed Securities	2.7%

Corporate Bonds & Notes	2.6%

Short-Term Instruments‡	1.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/12/01)
PIMCO Long-Term Real Return Fund Institutional Class	10.81%	14.79%	4.16%	5.79%	6.73%
PIMCO Long-Term Real Return Fund I-2	10.76%	14.68%	4.06%	5.68%	6.65%
Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	10.71%	15.18%	4.61%	5.69%	6.52%
Lipper Inflation-Protected Bond Funds Average	3.18%	5.28%	1.70%	2.73%	3.87%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2001.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.32% for Institutional Class shares, and 1.42% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Real Return Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

Exposure to U.S. long-term Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. long-term TIPS, as measured by the Bloomberg Barclays TIPS 10+ Index, posted positive returns.

»	Overweight exposure to German nominal duration over Q2 2019 contributed to relative performance, as German nominal yields decreased.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields decreased.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal rates decreased.

»	Underweight exposure to Italian nominal duration over Q2 2019 detracted from relative performance, as Italian nominal yields decreased over this period.

»	Exposure to agency mortgage-backed securities (“MBS”) detracted from relative performance, as agency MBS spreads increased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO RealEstateRealReturn Strategy Fund

Institutional Class - PRRSX	Class A - PETAX
I-2 - PETPX	Class C - PETCX
I-3 - PNRNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	46.4%

Real Estate Investment Trusts	26.4%

U.S. Government Agencies	10.2%

Sovereign Issues	5.1%

Corporate Bonds & Notes	4.7%

Asset-Backed Securities	4.6%

Short-Term Instruments‡	1.2%

Non-Agency Mortgage- Backed Securities	1.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Institutional Class	9.36%	19.37%	10.55%	15.89%	12.23%
PIMCO RealEstateRealReturn Strategy Fund I-2	9.32%	19.22%	10.43%	15.78%	12.12%
PIMCO RealEstateRealReturn Strategy Fund I-3	9.46%	19.41%	10.43%	15.74%	12.07%
PIMCO RealEstateRealReturn Strategy Fund Class A	9.13%	18.82%	10.10%	15.54%	11.76%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	3.11%	12.33%	8.87%	14.81%	11.36%
PIMCO RealEstateRealReturn Strategy Fund Class C	8.80%	18.01%	9.30%	14.59%	10.91%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	7.80%	17.01%	9.30%	14.59%	10.91%
Dow Jones U.S. Select REIT Total Return Index	7.70%	16.41%	9.70%	12.69%	9.60%
Lipper Real Estate Funds Average	8.94%	17.25%	9.22%	12.20%	9.35%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 2.09% for Institutional Class shares, 2.19% for I-2 shares, 2.29% for I-3 shares, 2.49% for Class A shares and 3.24% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.

»

The Fund’s construction, which utilizes 1-5 Year U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral backing a portion of the Fund’s REIT exposure, contributed to absolute performance, as 1-5 Year U.S. TIPS posted positive returns and outperformed 1-Month LIBOR.

»	Active REIT positioning contributed to relative performance.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields decreased.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields decreased.

»	Underweight exposure to Italian nominal duration over Q2 2019 detracted from relative performance, as Italian nominal yields decreased over this period.

8	PIMCO REAL RETURN STRATEGY FUNDS

PIMCO Inflation Response Multi-Asset Fund

Institutional Class - PIRMX	Class A - PZRMX
I-2 - PPRMX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

U.S. Treasury Obligations	38.4%

U.S. Government Agencies	21.0%

Sovereign Issues	9.2%

Asset-Backed Securities	7.3%

Corporate Bonds & Notes	6.0%

Mutual Funds	6.0%

Real Estate Investment Trusts	6.0%

Non-Agency Mortgage-Backed Securities	2.9%

Short-Term Instruments‡	1.9%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Inflation Response Multi-Asset Fund Institutional Class	1.93%	4.53%	2.60%	1.56%
PIMCO Inflation Response Multi-Asset Fund I-2	2.01%	4.60%	2.52%	1.49%
PIMCO Inflation Response Multi-Asset Fund Class A	1.75%	4.10%	2.13%	1.10%
PIMCO Inflation Response Multi-Asset Fund Class A (adjusted)	(3.85)%	(1.61)%	0.98%	0.40%
45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	3.39%	6.12%	1.10%	(0.00)%
Lipper Flexible Portfolio Funds Average	2.81%	1.26%	3.85%	5.89%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 1.33% for Institutional Class shares, 1.43% for Class I-2 shares, and 1.78% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Inflation Response Multi-Asset Fund seeks total return which exceeds that of its benchmark by investing under normal circumstances in a combination of Fixed Income Instruments of varying maturities, equity securities, affiliated and unaffiliated investment companies, which may or may not be registered under the Investment Company Act of 1940, as amended, forwards and derivatives, such as options, futures contracts or swap agreements, of various asset classes in seeking to mitigate the negative effects of inflation. Such asset classes include, but are not limited to, inflation-linked bonds, commodities, emerging market currencies and real estate-related instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Exposure to real estate investment trusts (“REITs”) contributed to absolute performance, as REITs, as measured by the Dow Jones U.S. Select REIT Index, posted positive returns.

»	Overweight exposure to German nominal duration early in the reporting period contributed to relative performance, as German nominal yields decreased.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields decreased.

»

Active positioning in commodities, including overweight exposure to energy commodities, detracted from relative performance, as energy commodities posted negative returns and underperformed the broader commodity index.

»	Underweight exposure to Italian nominal duration over Q2 2019 detracted from relative performance, as Italian nominal yields decreased over this period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long-Term Real Return Fund
Institutional Class	$1,000.00	$1,108.10	$6.43	$1,000.00	$1,018.90	$6.16	1.22%
I-2	1,000.00	1,107.60	6.96	1,000.00	1,018.40	6.66	1.32

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class	$1,000.00	$1,093.60	$11.72	$1,000.00	$1,013.80	$11.28	2.24%
I-2	1,000.00	1,093.20	12.25	1,000.00	1,013.30	11.78	2.34
I-3	1,000.00	1,094.60	12.52	1,000.00	1,013.05	12.03	2.39
Class A	1,000.00	1,091.30	13.80	1,000.00	1,011.80	13.28	2.64
Class C	1,000.00	1,088.00	17.70	1,000.00	1,008.05	17.02	3.39

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,019.30	$4.04	$1,000.00	$1,021.00	$4.04	0.80%
I-2	1,000.00	1,020.10	4.55	1,000.00	1,020.50	4.55	0.90
Class A	1,000.00	1,017.50	6.30	1,000.00	1,018.75	6.31	1.25

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

10	PIMCO REAL RETURN STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Bloomberg Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, and 10% Bloomberg Gold Subindex Total Return Index. Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Bloomberg Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures.

Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Bloomberg Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return

PIMCO Long-Term Real Return Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.32	$0.18	$0.71	$0.89	$(0.16)	$0.00	$(0.16)	$9.05	10.81%

03/31/2019	8.34	0.07	0.12	0.19	(0.21)	0.00	(0.21)	8.32	2.31

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	(0.07)	(0.22)	8.34	2.97

03/31/2017	8.22	0.39	(0.11)	0.28	(0.18)	0.00	(0.18)	8.32	3.34

03/31/2016	8.52	0.22	(0.36)	(0.14)	(0.14)	(0.02)	(0.16)	8.22	(1.60)

03/31/2015	8.04	(0.07)	0.69	0.62	(0.14)	0.00	(0.14)	8.52	7.73
I-2

04/01/2019 - 09/30/2019+	8.32	0.18	0.71	0.89	(0.16)	0.00	(0.16)	9.05	10.76

03/31/2019	8.34	0.16	0.02	0.18	(0.20)	0.00	(0.20)	8.32	2.21

03/31/2018	8.32	0.23	0.01	0.24	(0.15)	(0.07)	(0.22)	8.34	2.86

03/31/2017	8.22	0.28	(0.01)	0.27	(0.17)	0.00	(0.17)	8.32	3.24

03/31/2016	8.52	0.21	(0.36)	(0.15)	(0.13)	(0.02)	(0.15)	8.22	(1.70)

03/31/2015	8.04	0.01	0.60	0.61	(0.13)	0.00	(0.13)	8.52	7.62

PIMCO RealEstateRealReturn Strategy Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.95	$0.18	$0.65	$0.83	$(0.43)	$0.00	$(0.43)	$9.35	9.36%

03/31/2019	7.75	0.15	1.35	1.50	(0.30)	0.00	(0.30)	8.95	19.47

03/31/2018	8.21	0.14	(0.50)	(0.36)	(0.10)	0.00	(0.10)	7.75	(4.48)

03/31/2017	8.05	0.18	0.08	0.26	(0.10)	0.00	(0.10)	8.21	3.19

03/31/2016~	8.34	0.13	0.09	0.22	(0.47)	(0.04)	(0.51)	8.05	4.35

03/31/2015~	8.68	0.08	2.32	2.40	(2.74)	0.00	(2.74)	8.34	29.93
I-2

04/01/2019 - 09/30/2019+	8.76	0.17	0.64	0.81	(0.43)	0.00	(0.43)	9.14	9.32

03/31/2019	7.61	0.15	1.32	1.47	(0.32)	0.00	(0.32)	8.76	19.38

03/31/2018	8.06	0.13	(0.49)	(0.36)	(0.09)	0.00	(0.09)	7.61	(4.53)

03/31/2017	7.91	0.16	0.08	0.24	(0.09)	0.00	(0.09)	8.06	3.00

03/31/2016~	8.20	0.11	0.11	0.22	(0.47)	(0.04)	(0.51)	7.91	4.35

03/31/2015~	8.58	(0.04)	2.40	2.36	(2.74)	0.00	(2.74)	8.20	29.71
I-3

04/01/2019 - 09/30/2019+	8.78	0.22	0.60	0.82	(0.42)	0.00	(0.42)	9.18	9.46

04/27/2018 - 03/31/2019	7.72	0.01	1.34	1.35	(0.29)	0.00	(0.29)	8.78	17.53
Class A

04/01/2019 - 09/30/2019+	8.05	0.14	0.58	0.72	(0.41)	0.00	(0.41)	8.36	9.13

03/31/2019	7.02	0.11	1.21	1.32	(0.29)	0.00	(0.29)	8.05	18.96

03/31/2018	7.45	0.10	(0.45)	(0.35)	(0.08)	0.00	(0.08)	7.02	(4.82)

03/31/2017	7.31	0.13	0.08	0.21	(0.07)	0.00	(0.07)	7.45	2.83

03/31/2016~	7.64	0.08	0.09	0.17	(0.46)	(0.04)	(0.50)	7.31	3.93

03/31/2015~	8.16	(0.04)	2.24	2.20	(2.72)	0.00	(2.72)	7.64	29.19
Class C

04/01/2019 - 09/30/2019+	6.87	0.10	0.49	0.59	(0.39)	0.00	(0.39)	7.07	8.80

03/31/2019	6.11	0.05	1.04	1.09	(0.33)	0.00	(0.33)	6.87	18.04

03/31/2018	6.52	0.04	(0.39)	(0.35)	(0.06)	0.00	(0.06)	6.11	(5.50)

03/31/2017	6.41	0.07	0.06	0.13	(0.02)	0.00	(0.02)	6.52	2.02

03/31/2016~	6.80	0.02	0.06	0.08	(0.44)	(0.03)	(0.47)	6.41	3.01

03/31/2015~	7.50	(0.10)	2.08	1.98	(2.68)	0.00	(2.68)	6.80	28.56

PIMCO Inflation Response Multi-Asset Fund (Consolidated)
Institutional Class

04/01/2019 - 09/30/2019+	$7.98	$0.15	$0.00	$0.15	$(0.06)	$0.00	$(0.06)	$8.07	1.93%

03/31/2019	8.74	0.26	(0.16)	0.10	(0.83)	(0.03)	(0.86)	7.98	1.63

03/31/2018	8.72	0.23	0.29	0.52	(0.50)	0.00	(0.50)	8.74	6.04

03/31/2017	8.22	0.25	0.36	0.61	(0.11)	0.00	(0.11)	8.72	7.41

03/31/2016	8.79	0.18	(0.51)	(0.33)	(0.24)	0.00	(0.24)	8.22	(3.67)

03/31/2015	9.62	0.14	(0.21)	(0.07)	(0.76)	0.00	(0.76)	8.79	(0.67)

12	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Ratios/Supplemental Data
	Ratios to Average Net Assets(c)
Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1,485,280	1.22	%*	1.22	%*	0.55	%*	0.55	%*	4.23	%*	138%

1,555,552	1.32		1.32		0.55		0.55		0.87		176

245,233	1.29		1.29		0.55		0.55		2.81		156

259,642	0.96		0.96		0.55		0.55		4.68		170

1,555,418	0.73		0.73		0.55		0.55		2.75		107

3,225,556	0.61		0.61		0.55		0.55		(0.86)		99

13,009	1.32	*	1.32	*	0.65	*	0.65	*	4.11	*	138

14,140	1.42		1.42		0.65		0.65		1.97		176

14,439	1.39		1.39		0.65		0.65		2.75		156

12,933	1.06		1.06		0.65		0.65		3.35		170

4,791	0.83		0.83		0.65		0.65		2.63		107

6,002	0.71		0.71		0.65		0.65		0.23		99

$996,437	2.24	%*	2.24	%*	0.74	%*	0.74	%*	3.86	%*	90%

1,269,640	2.09		2.09		0.74		0.74		1.80		200

1,629,304	1.26		1.26		0.74		0.74		1.74		151

908,338	1.01		1.01		0.74		0.74		2.17		186

838,998	0.94		0.94		0.74		0.74		1.64		100

1,613,938	0.80		0.80		0.74		0.74		0.85		202

45,769	2.34	*	2.34	*	0.84	*	0.84	*	3.70	*	90

33,733	2.19		2.19		0.84		0.84		1.80		200

45,816	1.36		1.36		0.84		0.84		1.67		151

71,534	1.11		1.11		0.84		0.84		2.02		186

80,346	1.04		1.04		0.84		0.84		1.45		100

122,308	0.90		0.90		0.84		0.84		(0.53)		202

1,906	2.39	*	2.44	*	0.89	*	0.94	*	5.03	*	90

66	2.25	*	2.30	*	0.90	*	0.95	*	0.14	*	200

171,392	2.64	*	2.64	*	1.14	*	1.14	*	3.46	*	90

180,147	2.49		2.49		1.14		1.14		1.46		200

215,106	1.66		1.66		1.14		1.14		1.37		151

214,004	1.41		1.41		1.14		1.14		1.74		186

249,860	1.34		1.34		1.14		1.14		1.11		100

316,532	1.20		1.20		1.14		1.14		(0.43)		202

36,006	3.39	*	3.39	*	1.89	*	1.89	*	2.72	*	90

37,944	3.24		3.24		1.89		1.89		0.71		200

45,730	2.41		2.41		1.89		1.89		0.61		151

86,337	2.16		2.16		1.89		1.89		1.07		186

148,934	2.09		2.09		1.89		1.89		0.32		100

185,060	1.95		1.95		1.89		1.89		(1.26)		202

$1,076,648	0.80	%*	0.96	%*	0.62	%*	0.78	%*	3.71	%*	162%

999,518	1.02		1.24		0.61		0.83		3.11		373

1,144,502	1.11		1.40		0.58		0.87		2.65		242

1,044,779	0.74		0.97		0.60		0.83		2.86		184

953,864	0.82	(d)	1.11	(d)	0.66	(d)	0.95	(d)	2.18		290

632,959	0.84		1.17		0.77		1.10		1.49		383

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	Tax Basis Return of Capital	Total	Net Asset Value End of Year or Period	Total Return

PIMCO Inflation Response Multi-Asset Fund (Consolidated) (Cont.)
I-2

04/01/2019 - 09/30/2019+	$7.98	$0.15	$0.01	$0.16	$(0.06)	$0.00	$(0.06)	$8.08	2.01%

03/31/2019	8.75	0.26	(0.17)	0.09	(0.83)	(0.03)	(0.86)	7.98	1.46

03/31/2018	8.73	0.22	0.29	0.51	(0.49)	0.00	(0.49)	8.75	5.98

03/31/2017	8.22	0.23	0.38	0.61	(0.10)	0.00	(0.10)	8.73	7.47

03/31/2016	8.79	0.19	(0.52)	(0.33)	(0.24)	0.00	(0.24)	8.22	(3.77)

03/31/2015	9.63	0.15	(0.24)	(0.09)	(0.75)	0.00	(0.75)	8.79	(0.88)
Class A

04/01/2019 - 09/30/2019+	7.89	0.13	0.01	0.14	(0.05)	0.00	(0.05)	7.98	1.75

03/31/2019	8.67	0.23	(0.17)	0.06	(0.81)	(0.03)	(0.84)	7.89	1.06

03/31/2018	8.66	0.19	0.29	0.48	(0.47)	0.00	(0.47)	8.67	5.62

03/31/2017	8.16	0.21	0.36	0.57	(0.07)	0.00	(0.07)	8.66	7.02

03/31/2016	8.73	0.16	(0.52)	(0.36)	(0.21)	0.00	(0.21)	8.16	(4.07)

03/31/2015	9.58	0.09	(0.22)	(0.13)	(0.72)	0.00	(0.72)	8.73	(1.23)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(d)	Effective October 1, 2015, the Fund’s Investment advisory fee was decreased by 0.21% to an annual rate of 0.44%.

14	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Ratios/Supplemental Data
	Ratios to Average Net Assets(c)
Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$16,869	0.90	%*	1.06	%*	0.72	%*	0.88	%*	3.61	%*	162%

15,746	1.12		1.34		0.71		0.93		3.10		373

12,085	1.21		1.50		0.68		0.97		2.54		242

7,044	0.84		1.07		0.70		0.93		2.63		184

990	0.92	(d)	1.21	(d)	0.76	(d)	1.05	(d)	2.25		290

1,493	0.94		1.27		0.87		1.20		1.52		383

6,857	1.25	*	1.41	*	1.07	*	1.23	*	3.28	*	162

6,974	1.47		1.69		1.06		1.28		2.80		373

9,029	1.56		1.85		1.03		1.32		2.20		242

9,259	1.19		1.42		1.05		1.28		2.44		184

9,403	1.27	(d)	1.56	(d)	1.11	(d)	1.40	(d)	1.91		290

12,005	1.29		1.62		1.22		1.55		0.99		383

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Assets:

Investments, at value
Investments in securities*	$2,200,670	$2,338,825
Investments in Affiliates	30,910	29,815
Financial Derivative Instruments
Exchange-traded or centrally cleared	496	789
Over the counter	3,873	26,222
Cash	5	60
Deposits with counterparty	6,487	6,199
Foreign currency, at value	2,697	3,294
Receivable for investments sold	385	695
Receivable for investments sold on a delayed-delivery basis	445	310
Receivable for TBA investments sold	430,689	385,687
Receivable for Fund shares sold	718	406
Interest and/or dividends receivable	3,176	5,541
Dividends receivable from Affiliates	12	23
Other assets	11	10
Total Assets	2,680,574	2,797,876

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$435,884	$890,361
Payable for sale-buyback transactions	4,966	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	720	994
Over the counter	3,463	7,998
Payable for investments purchased	3,581	148
Payable for investments in Affiliates purchased	12	23
Payable for TBA investments purchased	729,337	615,679
Deposits from counterparty	2,510	29,255
Payable for Fund shares redeemed	1,170	1,096
Accrued investment advisory fees	350	479
Accrued supervisory and administrative fees	292	272
Accrued distribution fees	0	21
Accrued servicing fees	0	40
Total Liabilities	1,182,285	1,546,366

Net Assets	$1,498,289	$1,251,510

Net Assets Consist of:

Paid in capital	$1,393,737	$1,058,398
Distributable earnings (accumulated loss)	104,552	193,112

Net Assets	$1,498,289	$1,251,510

Cost of investments in securities	$2,043,015	$2,182,867
Cost of investments in Affiliates	$30,908	$29,812
Cost of foreign currency held	$2,719	$3,331
Cost or premiums of financial derivative instruments, net	$(3,374)	$(3,133)

* Includes repurchase agreements of:	$906	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Net Assets:

Institutional Class	$1,485,280	$996,437
I-2	13,009	45,769
I-3	N/A	1,906
Class A	N/A	171,392
Class C	N/A	36,006

Shares Issued and Outstanding:

Institutional Class	164,080	106,514
I-2	1,437	5,005
I-3	N/A	208
Class A	N/A	20,488
Class C	N/A	5,093

Net Asset Value Per Share Outstanding:

Institutional Class	$9.05	$9.35
I-2	9.05	9.14
I-3	N/A	9.18
Class A	N/A	8.36
Class C	N/A	7.07

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Inflation Response Multi-Asset Fund

Assets:

Investments, at value
Investments in securities*	$1,381,387
Investments in Affiliates	99,981
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,862
Over the counter	7,384
Cash	1
Deposits with counterparty	5,134
Foreign currency, at value	3,667
Receivable for investments sold	13,745
Receivable for investments sold on a delayed-delivery basis	96
Receivable for TBA investments sold	376,819
Receivable for Fund shares sold	1,530
Interest and/or dividends receivable	2,818
Dividends receivable from Affiliates	262
Reimbursement receivable from PIMCO	138
Other assets	24
Total Assets	1,895,848

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$77,423
Payable for sale-buyback transactions	6,717
Payable for short sales	11,162
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,168
Over the counter	20,274
Payable for investments purchased	562
Payable for investments in Affiliates purchased	262
Payable for investments purchased on a delayed-delivery basis	2,013
Payable for TBA investments purchased	669,494
Deposits from counterparty	3,513
Payable for Fund shares redeemed	215
Accrued investment advisory fees	432
Accrued supervisory and administrative fees	238
Accrued servicing fees	1
Total Liabilities	795,474

Net Assets	$1,100,374

Net Assets Consist of:

Paid in capital	$1,160,104
Distributable earnings (accumulated loss)	(59,730)

Net Assets	$1,100,374

Cost of investments in securities	$1,334,891
Cost of investments in Affiliates	$119,818
Cost of foreign currency held	$3,775
Proceeds received on short sales	$11,147
Cost or premiums of financial derivative instruments, net	$248

* Includes repurchase agreements of:	$12,601

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Inflation Response Multi-Asset Fund

Net Assets:

Institutional Class	$1,076,648
I-2	16,869
Class A	6,857

Shares Issued and Outstanding:

Institutional Class	133,340
I-2	2,089
Class A	859

Net Asset Value Per Share Outstanding:

Institutional Class	$8.07
I-2	8.08
Class A	7.98

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund

Investment Income:

Interest	$41,976	$33,258
Dividends	0	8,806
Dividends from Investments in Affiliates	166	182
Total Income	42,142	42,246

Expenses:

Investment advisory fees	2,321	3,395
Supervisory and administrative fees	1,941	1,914
Distribution fees - Class C	0	137
Servicing fees - Class A	0	218
Servicing fees - Class C	0	46
Trustee fees	2	3
Interest expense	5,163	10,378
Total Expenses	9,427	16,091
Waiver and/or Reimbursement by PIMCO	0	(1)
Net Expenses	9,427	16,090

Net Investment Income (Loss)	32,715	26,156

Net Realized Gain (Loss):

Investments in securities	56,567	17,822
Investments in Affiliates	17	(9)
Exchange-traded or centrally cleared financial derivative instruments	(23,241)	(25,684)
Over the counter financial derivative instruments	6,423	98,503
Foreign currency	(24)	(816)

Net Realized Gain (Loss)	39,742	89,816

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	85,533	54,072
Investments in Affiliates	2	(4)
Exchange-traded or centrally cleared financial derivative instruments	3,197	2,670
Over the counter financial derivative instruments	452	(51,305)
Foreign currency assets and liabilities	171	213

Net Change in Unrealized Appreciation (Depreciation)	89,355	5,646

Net Increase (Decrease) in Net Assets Resulting from Operations	$161,812	$121,618

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Inflation Response Multi-Asset Fund

Investment Income:

Interest	$20,497
Dividends	1,638
Dividends from Investments in Affiliates	1,997
Miscellaneous income	2
Total Income	24,134

Expenses:

Investment advisory fees	2,702
Supervisory and administrative fees	1,495
Servicing fees - Class A	9
Trustee fees	2
Interest expense	963
Total Expenses	5,171
Waiver and/or Reimbursement by PIMCO	(873)
Net Expenses	4,298

Net Investment Income (Loss)	19,836

Net Realized Gain (Loss):

Investments in securities	(1,189)
Exchange-traded or centrally cleared financial derivative instruments	(23,048)
Over the counter financial derivative instruments	17,883
Foreign currency	(351)

Net Realized Gain (Loss)	(6,705)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	22,226
Investments in Affiliates	(2,504)
Exchange-traded or centrally cleared financial derivative instruments	1,755
Over the counter financial derivative instruments	(12,975)
Foreign currency assets and liabilities	(145)

Net Change in Unrealized Appreciation (Depreciation)	8,357

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,488

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Statements of Changes in Net Assets

	PIMCO Long-Term Real Return Fund		PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$32,715	$4,118	$26,156	$30,676
Net realized gain (loss)	39,742	446	89,816	95,512
Net change in unrealized appreciation (depreciation)	89,355	67,510	5,646	201,899

Net Increase (Decrease) in Net Assets Resulting from Operations	161,812	72,074	121,618	328,087

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(28,766)	(7,151)	(47,371)	(43,721)
I-2	(251)	(376)	(1,985)	(1,227)
I-3	0	0	(147)	(2	)(a)
Class A	0	0	(8,511)	(6,653)
Class C	0	0	(1,987)	(1,900)

Total Distributions(b)	(29,017)	(7,527)	(60,001)	(53,503)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(204,198)	1,245,473	(331,637)	(689,010)

Total Increase (Decrease) in Net Assets	(71,403)	1,310,020	(270,020)	(414,426)

Net Assets:

Beginning of period	1,569,692	259,672	1,521,530	1,935,956
End of period	$1,498,289	$1,569,692	$1,251,510	$1,521,530

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$19,836	$31,926
Net realized gain (loss)	(6,705)	(13,237)
Net change in unrealized appreciation (depreciation)	8,357	(9,299)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,488	9,390

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,337)	(88,175)
I-2	(123)	(1,528)
Class A	(41)	(759)

Tax basis return of capital
Institutional Class	0	(3,656)
I-2	0	(54)
Class A	0	(29)

Total Distributions(a)	(8,501)	(94,201)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	65,149	(58,567)

Total Increase (Decrease) in Net Assets	78,136	(143,378)

Net Assets:

Beginning of period	1,022,238	1,165,616
End of period	$1,100,374	$1,022,238

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Statements of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$161,812	$121,618

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,061,912)	(2,100,111)
Proceeds from sales of long-term securities	3,022,365	2,306,467
(Purchases) Proceeds from sales of short-term portfolio investments, net	(19,971)	17,049
(Increase) decrease in deposits with counterparty	609	1,047
(Increase) decrease in receivable for investments sold	(275,980)	(251,178)
(Increase) decrease in interest and/or dividends receivable	117	545
(Increase) decrease in dividends receivable from Affiliates	5	106
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(19,336)	(22,731)
Proceeds from (Payments on) over the counter financial derivative instruments	6,674	98,639
(Increase) decrease in other assets	(11)	(10)
Increase (decrease) in payable for investments purchased	423,180	360,183
Increase (decrease) in deposits from counterparty	(1,776)	(60,275)
Increase (decrease) in accrued investment advisory fees	(36)	(158)
Increase (decrease) in accrued supervisory and administrative fees	(31)	(83)
Increase (decrease) in accrued distribution fees	0	(3)
Increase (decrease) in accrued servicing fees	0	(6)
Proceeds from (Payments on) short sales transactions, net	(2,855)	0
Proceeds from (Payments on) foreign currency transactions	(116)	(981)
Increase (decrease) in other liabilities	(1)	(1)
Net Realized (Gain) Loss
Investments in securities	(56,567)	(17,822)
Investments in Affiliates	(17)	9
Exchange-traded or centrally cleared financial derivative instruments	23,241	25,684
Over the counter financial derivative instruments	(6,423)	(98,503)
Foreign currency	24	816
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(85,533)	(54,072)
Investments in Affiliates	(2)	4
Exchange-traded or centrally cleared financial derivative instruments	(3,197)	(2,670)
Over the counter financial derivative instruments	(452)	51,305
Foreign currency assets and liabilities	(171)	(213)
Net amortization (accretion) on investments	1,868	396

Net Cash Provided by (Used for) Operating Activities	105,508	375,051

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	119,253	74,923
Payments on shares redeemed	(345,657)	(466,479)
Cash distributions paid*	(5)	(1,416)
Proceeds from reverse repurchase agreements	2,912,825	4,429,292
Payments on reverse repurchase agreements	(2,797,190)	(4,411,013)
Proceeds from sale-buyback transactions	1,303,854	352,137
Payments on sale-buyback transactions	(1,298,888)	(352,137)

Net Cash Received from (Used for) Financing Activities	(105,808)	(374,693)

Net Increase (Decrease) in Cash and Foreign Currency	(300)	358

Cash and Foreign Currency:

Beginning of period	3,002	2,996
End of period	$2,702	$3,354

* Reinvestment of distributions	$29,012	$58,585

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$4,667	$12,110

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

24	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Real Return Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.8%

CORPORATE BONDS & NOTES 3.9%

BANKING & FINANCE 3.1%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$	102

Ally Financial, Inc.
8.000% due 03/15/2020		300		307

American Tower Corp.
3.300% due 02/15/2021		100		101

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	1,800		2,080

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$160		173

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	200		225

Deutsche Bank AG
4.250% due 10/14/2021		$1,000		1,015

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	492		528

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$1,600		1,601

International Lease Finance Corp.
8.250% due 12/15/2020		1,000		1,070

John Deere Capital Corp.
2.449% (US0003M + 0.290%) due 06/22/2020 ~		200		200

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	100,199		14,770
2.500% due 10/01/2047		31		5

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		$200		201

Navient Corp.
8.000% due 03/25/2020		300		307

Nissan Motor Acceptance Corp.
3.650% due 09/21/2021		100		102

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	41,600		6,131
2.500% due 10/01/2047		1		0

Nykredit Realkredit A/S
1.000% due 10/01/2050		99,599		14,671
2.500% due 10/01/2047		75		12

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$400		423

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	56		9

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$300		301
4.519% due 06/25/2024 •		200		210

UBS AG
2.682% due 06/08/2020 •		700		702

UniCredit SpA
7.830% due 12/04/2023		1,300		1,525

				46,771

INDUSTRIALS 0.6%

Allergan Funding SCS
3.000% due 03/12/2020		100		100

Allergan Sales LLC
5.000% due 12/15/2021		1,000		1,051

BAT Capital Corp.
2.765% due 08/14/2020 •		200		201

Central Nippon Expressway Co. Ltd.
2.362% due 05/28/2021		600		600

Charter Communications Operating LLC
4.464% due 07/23/2022		100		105

CVS Health Corp.
3.350% due 03/09/2021		54		55

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

EMC Corp.
2.650% due 06/01/2020		$600	$	600

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		300		300

Enterprise Products Operating LLC
3.350% due 03/15/2023		200		207

Hyundai Capital America
2.945% due 09/18/2020 •		1,200		1,202

JT International Financial Services BV
3.500% due 09/28/2023		200		208

Mylan NV
3.750% due 12/15/2020		700		711

NXP BV
3.875% due 09/01/2022		200		207

Penske Truck Leasing Co. LP
3.650% due 07/29/2021		200		205

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		100		103

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		300		308

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		90		90

Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		700		700

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		1,300		1,302
3.375% due 11/30/2021		200		204

				8,459

UTILITIES 0.2%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		400		402
3.253% (US0003M + 0.950%) due 07/15/2021 ~		600		605
5.150% due 02/15/2050		200		234
5.300% due 08/15/2058		100		117

Duke Energy Corp.
2.400% due 08/15/2022		100		101

Eversource Energy
2.500% due 03/15/2021		100		100

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		100		101
2.479% (US0003M + 0.375%) due 06/30/2021 ~		100		100

NextEra Energy Capital Holdings, Inc.
2.800% due 01/15/2023		100		102

Petrobras Global Finance BV
5.093% due 01/15/2030		1,106		1,155
6.250% due 12/14/2026	GBP	100		146

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~		$100		100

Sprint Communications, Inc.
7.000% due 03/01/2020		100		102

Virginia Electric & Power Co.
2.950% due 01/15/2022		100		102

				3,467

Total Corporate Bonds & Notes (Cost $59,122)				58,697

U.S. GOVERNMENT AGENCIES 21.1%

Fannie Mae
2.418% due 03/25/2049 •		6,976		6,949

Fannie Mae UMBS, TBA
3.000% due 10/01/2049 - 11/01/2049		50,400		51,140
3.500% due 11/01/2049 - 12/01/2049		115,410		118,435

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.000% due 10/01/2049 - 11/01/2049	$124,400	$	129,147

Freddie Mac
2.158% due 09/25/2031 •	28		28
2.325% due 10/25/2029 •	166		165
6.666% due 05/15/2035 •	32		39

Ginnie Mae
2.266% due 08/20/2068 •	2,942		2,889
2.444% due 02/20/2049 •	7,277		7,269

Total U.S. Government Agencies (Cost $315,415)			316,061

U.S. TREASURY OBLIGATIONS 105.2%

U.S. Treasury Inflation Protected Securities (e)
0.250% due 07/15/2029 (i)	9,518		9,627
0.375% due 01/15/2027 (k)(m)	12,405		12,564
0.375% due 07/15/2027 (m)	199		203
0.625% due 02/15/2043	108,845		111,871
0.750% due 07/15/2028 (k)	24,714		25,996
0.750% due 02/15/2042	30,304		32,120
0.750% due 02/15/2045	17,759		18,707
0.875% due 02/15/2047 (m)	4,046		4,405
1.000% due 02/15/2046	170,406		190,342
1.000% due 02/15/2048 (i)	276,025		310,488
1.000% due 02/15/2049	23,236		26,323
1.375% due 02/15/2044 (i)	460,935		553,436
2.125% due 02/15/2040	96,135		128,173
2.125% due 02/15/2041	110,190		148,245
3.375% due 04/15/2032 (k)(m)	2,709		3,750

Total U.S. Treasury Obligations (Cost $1,418,632)			1,576,250

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.9%

Adjustable Rate Mortgage Trust
3.685% due 01/25/2036 ^~	91		88

Alliance Bancorp Trust
2.258% due 07/25/2037 •	211		195

Banc of America Funding Trust
2.308% due 07/25/2037 •	1,365		1,305
4.201% due 01/20/2047 ~	3,463		3,373
4.847% due 03/20/2036 ~	186		183

Banc of America Mortgage Trust
4.429% due 11/25/2035 ^~	13		14

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	3,500		3,504

BCAP LLC Trust
2.238% due 05/25/2047 ^•	354		334

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~	15		14
4.315% due 07/25/2036 ^~	32		31

Bear Stearns ALT-A Trust
3.920% due 09/25/2047 ^~	2,588		2,097
4.201% due 09/25/2035 ^~	247		208

CIM Trust
3.018% due 02/25/2049 •	401		407

Citigroup Mortgage Loan Trust
3.228% due 03/25/2082 þ	2,093		2,099
4.606% due 03/25/2037 ^~	308		309
4.810% due 05/25/2035 •	23		24

Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	19		19
4.215% due 12/25/2035 ^~	237		175

Countrywide Alternative Loan Trust
3.446% due 12/25/2035 •	205		190
4.393% due 02/25/2037 ^~	131		129

Countrywide Home Loan Mortgage Pass-Through Trust
3.939% due 02/20/2036 ^•	89		86
6.000% due 03/25/2037 ^	1,396		1,171

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	1,845		1,867

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	877		797

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
2.317% due 08/19/2045 •		$97	$	95

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		37		27

GMAC Mortgage Corp. Loan Trust
4.036% due 11/19/2035 ~		150		145

Great Hall Mortgages PLC
0.913% due 03/18/2039 •	GBP	80		97
0.933% due 06/18/2038 •		83		100

Hawksmoor Mortgages
0.000% due 05/25/2053 •		6,500		8,010

IndyMac Mortgage Loan Trust
4.306% due 12/25/2036 ^~		$984		945

JPMorgan Alternative Loan Trust
2.248% due 12/25/2036 •		3,042		2,927

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		800		802

Lehman XS Trust
3.168% due 12/25/2037 •		1,479		1,467

Merrill Lynch Mortgage Investors Trust
2.678% due 09/25/2029 •		136		137

MortgageIT Securities Corp. Mortgage Loan Trust
2.518% due 09/25/2037 •		784		742

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		413		437

Residential Accredit Loans, Inc. Trust
2.198% due 06/25/2046 •		179		71
3.390% due 10/25/2037 ~		333		315

Residential Asset Securitization Trust
2.418% due 05/25/2035 •		272		226
5.000% due 11/25/2019		4		4
5.750% due 02/25/2036		1,377		1,375
5.750% due 03/25/2037 ^		123		69
6.250% due 10/25/2036 ^		198		200
6.500% due 06/25/2037		3,353		1,470

Silverstone Master Issuer PLC
1.457% due 01/21/2070 •	GBP	1,000		1,235
2.848% due 01/21/2070 •		$200		200

Structured Adjustable Rate Mortgage Loan Trust
4.237% due 07/25/2035 ^~		95		90

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •		13		13

Thornburg Mortgage Securities Trust
2.758% due 09/25/2044 •		152		153

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	5,946		7,329

Wachovia Mortgage Loan Trust LLC
4.505% due 10/20/2035 ~		$89		83

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		85		87
3.773% due 08/25/2036 ^~		60		57
4.058% due 11/25/2036 ~		1,822		1,737
4.319% due 09/25/2033 ~		48		50

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 06/25/2037		5,473		5,199
6.500% due 08/25/2035		18		17

Wells Fargo Mortgage-Backed Securities Trust
4.606% due 10/25/2035 ~		1,150		1,164
4.720% due 11/25/2037 ^~		119		117
4.849% due 07/25/2034 ~		81		85
5.220% due 04/25/2036 ~		3,204		3,185

Total Non-Agency Mortgage-Backed Securities (Cost $58,941)				59,081

ASSET-BACKED SECURITIES 6.1%

ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •		30		16

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.524% due 06/25/2033 •		1,300		1,308

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Apidos CLO
3.283% due 01/19/2025 •		$9	$	9

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		62		60

Bayview Opportunity Master Fund Trust
4.090% due 02/28/2034 þ		1,673		1,688

Citigroup Mortgage Loan Trust
2.248% due 12/25/2036 •		96		76

Citigroup Mortgage Loan Trust, Inc.
2.238% due 11/25/2036 •		189		190
2.348% due 10/25/2036 •		300		291

Countrywide Asset-Backed Certificates
2.158% due 05/25/2035 •		33		32
2.158% due 07/25/2037 •		23		21
2.208% due 11/25/2037 •		1,772		1,711
2.268% due 02/25/2036 •		2,350		2,227
2.268% due 03/25/2037 •		200		191

Countrywide Asset-Backed Certificates Trust
2.548% due 02/25/2036 •		1,900		1,903
2.758% due 08/25/2047 •		272		270

Credit-Based Asset Servicing & Securitization LLC
2.238% due 07/25/2037 •		702		476

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		22		14

Crown Point CLO Ltd.
3.713% due 07/17/2028		600		598

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	3,500		3,812

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$200		198

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		372		372

First Franklin Mortgage Loan Trust
2.488% due 11/25/2036 •		500		455

Fremont Home Loan Trust
2.153% due 10/25/2036 •		68		64
2.158% due 01/25/2037 •		3,893		2,479

Greystone Commercial Real Estate Notes
3.442% due 09/15/2037 •		7,800		7,827

GSAA Home Equity Trust
6.220% due 03/25/2046 þ		342		273

GSAMP Trust
2.993% due 03/25/2035 ^•		362		323

Home Equity Asset Trust
2.468% due 02/25/2036 •		2,500		2,458
2.813% due 07/25/2034 •		143		143
2.873% due 08/25/2034 •		26		26

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •		118		94

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		250		249

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		116		52

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		300		300

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		250		249

JPMorgan Mortgage Acquisition Corp.
2.358% due 02/25/2036 ^•		1,900		1,875

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		94		93

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		663		678

Lehman XS Trust
4.988% due 06/25/2036 þ		77		80

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		2,300		2,303

Long Beach Mortgage Loan Trust
2.138% due 08/25/2036 •		115		64

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		400		397

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	700		764

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Marlette Funding Trust
2.690% due 09/17/2029		$533	$	535

MASTR Specialized Loan Trust
3.218% due 07/25/2035 •		1,417		1,390

Meritage Mortgage Loan Trust
2.768% due 11/25/2035 •		509		527

Monarch Grove CLO
3.156% due 01/25/2028 •		400		399

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 10/25/2036 •		131		126

Morgan Stanley Mortgage Loan Trust
3.281% due 11/25/2036 ^•		750		369

Ocean Trails CLO
3.453% due 07/15/2028 •		5,000		5,002

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		290		289

Option One Mortgage Loan Trust
2.798% due 02/25/2035 •		703		697

Oscar U.S. Funding LLC
2.490% due 08/10/2022		1,200		1,203

Ozlme BV
0.820% due 01/18/2030 •	EUR	6,750		7,358

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(b)		$3,600		3,600
3.493% due 04/20/2027 •		500		500

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		458		253

Saxon Asset Securities Trust
2.308% due 09/25/2036 •		3,000		2,841
2.328% due 09/25/2047 •		121		118

Securitized Asset-Backed Receivables LLC Trust
2.178% due 07/25/2036 •		3,283		1,748

Shackleton CLO Ltd.
3.408% due 10/20/2028 •		7,550		7,550

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		8,000		7,996

Soundview Home Loan Trust
2.078% due 11/25/2036 •		317		133
2.198% due 07/25/2037 •		252		233
2.218% due 06/25/2037 •		484		386
2.298% due 05/25/2036 •		200		197

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		3,894		3,939

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		288		289

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •		3,900		3,905

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		461		461

Symphony CLO Ltd.
3.333% due 10/15/2025 •		530		531

Telos CLO Ltd.
3.253% due 04/17/2028 •		300		299

THL Credit Wind River CLO Ltd.
3.183% due 01/15/2026 •		1,500		1,501

Towd Point Mortgage Trust
3.018% due 05/25/2058 •		251		253

Venture CLO Ltd.
2.944% due 02/28/2026 •		553		552

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		103		104

Wachovia Mortgage Loan Trust
2.678% due 10/25/2035 •		70		70

WhiteHorse Ltd.
3.233% due 04/17/2027 •		259		258

Total Asset-Backed Securities (Cost $92,304)				92,321

SOVEREIGN ISSUES 6.5%

Argentina Government International Bond
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	100		1

26	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	2,116	$	16
79.499% (ARLLMONP) due 06/21/2020 ~(a)		13,444		101

Australia Government International Bond
1.250% due 02/21/2022	AUD	644		452
3.000% due 09/20/2025		1,523		1,234

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	787		187

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	780		761

Japan Government International Bond
0.100% due 09/10/2024 (e)	JPY	219,416		2,087
0.100% due 03/10/2028 (e)		910,468		8,783
0.100% due 03/10/2029 (e)		1,028,345		9,920

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	7,525		438

New Zealand Government International Bond
2.000% due 09/20/2025	NZD	434		303
2.500% due 09/20/2035		1,378		1,138

Peru Government International Bond
5.940% due 02/12/2029	PEN	700		235

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023		$300	$	318

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	8,533		13,851
1.250% due 11/22/2027 (e)		20,094		34,589
1.875% due 11/22/2022 (e)(i)		15,921		22,893

Total Sovereign Issues (Cost $97,629)				97,307

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
				906

ARGENTINA TREASURY BILLS 0.0%
77.702% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	4,490		47

Total Short-Term Instruments (Cost $972)				953

Total Investments in Securities (Cost $2,043,015)				2,200,670

	SHARES		MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short-Term Floating NAV Portfolio III	3,124,407		$30,910

	Total Short-Term Instruments (Cost $30,908)		30,910

	Total Investments in Affiliates (Cost $30,908)		30,910

	Total Investments 148.9% (Cost $2,073,923)	$	2,231,580

	Financial Derivative Instruments (j)(l) 0.0% (Cost or Premiums, net $(3,374))		186

	Other Assets and Liabilities, net (48.9)%		(733,477)

	Net Assets 100.0%	$	1,498,289

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$906	U.S. Treasury Notes 2.250% due 03/31/2021	$(927)	$906	$906

Total Repurchase Agreements						$(927)	$906	$906

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	1.270%	09/24/2019	10/01/2019	$(9,668)	$(9,670)
	2.300	08/21/2019	10/07/2019	(36,575)	(36,671)
	2.400	09/23/2019	10/03/2019	(9,867)	(9,872)
BSN	2.220	08/13/2019	10/15/2019	(12,903)	(12,942)
	2.250	08/12/2019	10/11/2019	(31,063)	(31,161)
	2.290	08/01/2019	10/02/2019	(59,935)	(60,167)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
DBL	0.870%	09/24/2019	10/08/2019	GBP	(18,625)	$(22,904)
DEU	2.250	09/03/2019	10/01/2019	$	(174,635)	(174,941)
GRE	2.250	09/11/2019	10/02/2019		(15,400)	(15,419)
	2.260	09/12/2019	10/03/2019		(3,013)	(3,017)
	2.290	08/22/2019	10/08/2019		(38,243)	(38,340)
	2.450	09/17/2019	10/01/2019		(20,760)	(20,780)

Total Reverse Repurchase Agreements						$(435,884)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
GSC	2.490%	09/24/2019	10/01/2019	$(4,964)	$(4,966)

Total Sale-Buyback Transactions					$(4,966)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(56,213)	$0	$(56,213)	$56,184	$(29)
BSN	0	(104,270)	0	(104,270)	104,281	11
DBL	0	(22,904)	0	(22,904)	22,872	(32)
DEU	0	(174,941)	0	(174,941)	174,995	54
FICC	906	0	0	906	(927)	(21)
GRE	0	(77,556)	0	(77,556)	77,538	(18)

Master Securities Forward Transaction Agreement
GSC	0	0	(4,966)	(4,966)	4,915	(51)

Total Borrowings and Other Financing Transactions	$906	$(435,884)	$(4,966)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(205,391)	$(207,589)	$0	$0	$(412,980)
Sovereign Issues	0	(22,904)	0	0	(22,904)

Total	$(205,391)	$(230,493)	$0	$0	$(435,884)

Sale-Buyback Transactions
U.S. Treasury Obligations	(4,966)	0	0	0	(4,966)

Total	$(4,966)	$0	$0	$0	$(4,966)

Total Borrowings	$(210,357)	$(230,493)	$0	$0	$(440,850)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(440,850)

(i)	Securities with an aggregate market value of $443,252 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(414,856) at a weighted average interest rate of 2.421%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for information.

28	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$126.500	11/22/2019	12	$12	$0	$0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	126.750	11/22/2019	80	80	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	538	538	5	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	465	465	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	122	122	1	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.500	11/22/2019	31	31	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	46	46	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	192.000	11/22/2019	17	17	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	194.000	11/22/2019	114	114	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	85	85	1	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	245.000	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	255.000	11/22/2019	26	26	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	295.000	11/22/2019	109	109	1	0

Total Purchased Options					$14	$2

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	$130.000	10/25/2019	138	$138	$(110)	$(117)
Put - CBOT U.S. Treasury 10-Year Note November 2019 Futures	130.000	10/25/2019	138	138	(125)	(73)

Total Written Options					$(235)	$(190)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	991	$5	$(1)	$0	$0
Euro-Bobl December Futures	12/2019	10	1,479	(13)	1	0
Euro-BTP Italy Government Bond December Futures	12/2019	615	75,538	(65)	54	0
Euro-Bund 10-Year Bond December Futures	12/2019	392	74,450	(773)	17	(47)
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	216	82	3	0	(5)
U.S. Treasury 10-Year Note December Futures	12/2019	452	58,901	(509)	0	(35)

				$(1,358)	$72	$(87)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	7	$(547)	$(2)	$1	$0
Australia Government 10-Year Bond December Futures	12/2019	6	(597)	(4)	3	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	29	(61)	(18)	3	(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	80	(72)	(2)	5	0
Call Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	65	(34)	105	3	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	108	(13)	62	2	0
Euro-BTP Italy Government Bond December Futures	12/2019	3	(477)	(2)	0	(1)
Euro-Buxl 30-Year Bond December Futures	12/2019	9	(2,134)	57	18	0
Euro-OAT France Government 10-Year Bond December Futures	12/2019	452	(83,905)	1,178	64	(10)
Euro-Schatz December Futures	12/2019	3,221	(394,360)	1,047	0	(123)
Japan Government 10-Year Bond December Futures	12/2019	13	(18,638)	19	25	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	357	(14)	20	6	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	216	(12)	9	2	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	29	(21)	21	1	(1)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	80	(137)	26	3	(4)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	65	$(158)	$(34)	$3	$(5)
U.S. Treasury 5-Year Note December Futures	12/2019	632	(75,302)	513	30	0
U.S. Treasury 30-Year Bond December Futures	12/2019	218	(35,384)	257	7	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	75	(14,393)	459	0	(4)
United Kingdom Long Gilt December Futures	12/2019	289	(47,701)	(274)	0	(138)

				$3,437	$176	$(287)

Total Futures Contracts				$2,079	$248	$(374)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR 100	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986	$ 100	(5)	5	0	0	0

						$(3)	$4	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	(5.000)%	Quarterly	06/20/2024	$17,424	$(1,251)	$(5)	$(1,256)	$0	$(40)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,020	$3	$(122)	$(119)	$3	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		100	0	(22)	(22)	0	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		482	3	(115)	(112)	1	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		160	0	(38)	(38)	1	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(135)	(131)	0	(3)
Receive(7)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026	$	2,250	(4)	(37)	(41)	0	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		5,500	150	(290)	(140)	0	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		9,710	89	(509)	(420)	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		6,300	15	(45)	(30)	1	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		1,240	124	(255)	(131)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		700	(3)	(87)	(90)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		140	0	3	3	0	0
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		23,900	(109)	(2,970)	(3,079)	0	(31)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2022	GBP	7,450	9	(38)	(29)	0	(17)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	64,000	(1)	(18)	(19)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		60,000	(1)	(17)	(18)	1	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		274,770	(15)	(109)	(124)	6	0
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	100	0	7	7	0	0
Pay	CPTFEMU	1.620	Maturity	05/15/2028		670	0	51	51	1	0
Pay	CPTFEMU	1.290	Maturity	01/15/2029		8,220	0	363	363	44	0
Pay	CPTFEMU	1.243	Maturity	08/15/2039		1,820	0	14	14	12	0
Pay	CPTFEMU	1.726	Maturity	02/15/2049		710	0	144	144	4	0
Pay	CPTFEMU	1.387	Maturity	08/15/2049		890	0	26	26	10	0
Pay	CPURNSA	2.070	Maturity	10/04/2019	$	5,500	0	(33)	(33)	0	0
Receive	CPURNSA	1.430	Maturity	07/25/2020		9,600	(1)	(5)	(6)	0	(5)
Receive	CPURNSA	1.425	Maturity	08/06/2020		5,400	0	(2)	(2)	0	(2)
Receive(7)	CPURNSA	1.488	Maturity	10/01/2021		17,500	0	(12)	(12)	0	(17)
Pay	CPURNSA	1.998	Maturity	07/25/2029		2,300	2	62	64	7	0

30	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	FRCPXTOB	1.000%	Maturity	04/15/2020	EUR	120	$0	$0	$0	$0	$0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		50	0	0	0	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		550	0	(9)	(9)	0	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		16,710	(3)	(266)	(269)	0	(8)
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	9,400	(2)	17	15	9	0
Pay	UKRPI	3.603	Maturity	11/15/2028		120	0	(1)	(1)	0	0
Pay	UKRPI	3.633	Maturity	12/15/2028		400	0	(2)	(2)	0	0
Pay	UKRPI	3.695	Maturity	12/15/2028		80	0	0	0	0	0
Pay	UKRPI	3.465	Maturity	01/15/2029		9,100	0	(303)	(303)	11	0
Pay	UKRPI	3.520	Maturity	02/15/2029		8,700	0	(239)	(239)	13	0
Pay	UKRPI	3.470	Maturity	09/15/2032		640	(3)	(14)	(17)	2	0
Pay	UKRPI	3.500	Maturity	09/15/2033		30	0	(1)	(1)	0	0
Pay	UKRPI	3.579	Maturity	10/15/2033		2,800	69	(38)	31	15	0
Pay	UKRPI	3.572	Maturity	05/15/2034		2,990	0	(44)	(44)	16	0
Receive	UKRPI	3.610	Maturity	09/15/2034		5,900	0	(20)	(20)	0	(30)
Pay	UKRPI	3.358	Maturity	04/15/2035		4,900	(231)	158	(73)	30	0
Pay	UKRPI	3.580	Maturity	06/15/2039		1,360	1	55	56	9	0
Pay	UKRPI	3.590	Maturity	06/15/2039		1,470	0	67	67	10	0
Pay	UKRPI	3.600	Maturity	06/15/2039		5,580	(1)	279	278	39	0

							$94	$(4,547)	$(4,453)	$246	$(116)

Total Swap Agreements							$(1,160)	$(4,548)	$(5,708)	$246	$(156)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$2	$248	$246	$496	$(190)	$(374)	$(156)	$(720)

(k)

Securities with an aggregate market value of $8,148 and cash of $6,487 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	DKK	48,441		$7,436	$364	$0
	10/2019	EUR	6,843		7,500	41	0
	10/2019		$36,070	DKK	244,880	0	(321)
	10/2019		76,614	GBP	62,178	0	(163)
	10/2019		3,930	ZAR	55,571	0	(263)
	11/2019	GBP	62,178		$76,717	164	0
	01/2020	DKK	237,919		35,286	281	0

BPS	10/2019		164,655		25,162	1,125	0
	10/2019		$2,153	EUR	1,942	0	(36)
	10/2019		8,118	GBP	6,604	2	0
	12/2019	SGD	5,230		$3,791	3	0
	12/2019	TWD	229,219		7,369	0	(59)
	12/2019		$7,667	IDR	110,539,918	53	0

CBK	10/2019	CAD	1,004		$754	0	(4)
	10/2019	DKK	25,429		3,900	187	0
	10/2019	GBP	70,388		85,898	0	(647)
	10/2019	NZD	1,818		1,148	10	0
	10/2019	PEN	747		227	5	0
	10/2019		$1,012	EUR	920	0	(9)
	10/2019		23,428	GBP	18,821	0	(287)
	10/2019		220	PEN	748	1	0
	10/2019		7,299	RUB	466,073	0	(125)
	11/2019	COP	333,152		$98	3	0
	01/2020	PEN	748		220	0	(1)

GLM	10/2019	DKK	6,960		1,068	52	0
	10/2019	MXN	3,693		190	3	0

HUS	10/2019	AUD	2,536		1,712	1	0
	10/2019	GBP	4,466		5,453	0	(39)

JPM	10/2019	BRL	28,547		6,895	25	0
	10/2019	GBP	6,145		7,569	13	0
	10/2019		$6,855	BRL	28,547	16	0
	10/2019		15,366	EUR	14,074	0	(26)
	10/2019		7,744	JPY	837,000	0	(3)
	11/2019	EUR	14,074		$15,404	26	0
	11/2019		$6,882	BRL	28,547	0	(28)
	01/2020	BRL	787		$205	16	0

MYI	10/2019		28,547		6,855	0	(16)
	10/2019		$6,842	BRL	28,547	29	0

SCX	10/2019	EUR	10,093		$11,201	200	0
	10/2019	MXN	4,723		243	4	0
	11/2019		$523	RUB	34,320	4	0

SSB	11/2019		8,150	GBP	6,604	0	(19)

UAG	10/2019	JPY	2,306,980		$21,867	531	0
	10/2019		$13,658	JPY	1,469,980	0	(63)
	11/2019	JPY	1,469,980		$13,689	64	0

Total Forward Foreign Currency Contracts						$3,223	$(2,109)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.200%	10/16/2019	36,400	$2	$0

32	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	188,220	$ 267	$268

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	194,440	276	277

							$ 543	$545

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	$73.906	10/03/2019	34,000	$1	$0

FAR	Call - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049	108.500	10/03/2019	1,100	0	0
	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	67.500	11/06/2019	29,100	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	14,000	1	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	57,000	2	0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	88,200	4	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	45,800	2	0

					$11	$0

Total Purchased Options					$556	$545

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	1,900	$ (2)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	5,400	(7)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,800	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,200	(2)	(2)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,000	(2)	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	2,400	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	2,400	(4)	(3)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	2,700	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	5,300	(7)	(1)

						$ (32)	$(11)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	89,600	$(799)	$0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	9,000	(409)	(10)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	4,100	(30)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	300	(2)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	29,800	(337)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	13,300	(246)	(2)

						$(1,823)	$(12)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	10,804	$ (75)	$(86)

BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	1,000	(28)	(18)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	29,106	(206)	(233)

DUB	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	41,240	(286)	(330)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	3,400	(77)	(63)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	100	(3)	(2)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	5,200	(129)	(242)

							$(804)	$(974)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	15,600	$(12)	$(10)

Total Written Options						$(2,671)	$(1,007)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$1,300	$12	$(16)	$0	$(4)

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	5,500	51	(70)	0	(19)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	3,400	31	(43)	0	(12)

							$94	$(129)	$0	$(35)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$8,300	$22	$3	$25	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	1-Year ILS-TELBOR	0.285%	Annual	02/16/2020		ILS	3,480	$0	$(2)	$0	$(2)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			450	0	14	14	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020			1,830	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028			390	0	12	12	0

DUB	Pay	CPURNSA	2.500	Maturity	07/15/2022	$		900	6	(107)	0	(101)
	Pay	CPURNSA	2.560	Maturity	05/08/2023			1,700	0	(204)	0	(204)

GLM	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		ILS	2,140	0	(1)	0	(1)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,430	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028			730	0	24	24	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			310	0	10	10	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020			1,130	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028			240	0	7	7	0

JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020			1,760	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028			380	0	13	13	0

									$6	$(238)	$80	$(312)

Total Swap Agreements									$122	$(364)	$105	$(347)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$850	$0	$14	$864	$(747)	$(87)	$(6)	$(840)	$24	$0	$24
BPS	1,183	0	0	1,183	(95)	(3)	0	(98)	1,085	(850)	235
BRC	0	0	12	12	0	(18)	(20)	(38)	(26)	0	(26)
CBK	206	268	0	474	(1,073)	(233)	0	(1,306)	(832)	1,058	226
DBL	0	0	0	0	0	(5)	0	(5)	(5)	0	(5)
DUB	0	0	0	0	0	(393)	(305)	(698)	(698)	397	(301)
GLM	55	0	34	89	0	(254)	(2)	(256)	(167)	(300)	(467)
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)

34	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
HUS	$1	$0	$32	$33	$(39)	$0	$(13)	$(52)	$(19)	$4	$(15)
JPM	96	0	13	109	(57)	(2)	(1)	(60)	49	0	49
MYC	0	277	0	277	0	(10)	0	(10)	267	(328)	(61)
MYI	29	0	0	29	(16)	0	0	(16)	13	(10)	3
SCX	208	0	0	208	0	0	0	0	208	0	208
SSB	0	0	0	0	(19)	0	0	(19)	(19)	0	(19)
UAG	595	0	0	595	(63)	0	0	(63)	532	(300)	232

Total Over the Counter	$3,223	$545	$105	$3,873	$(2,109)	$(1,007)	$(347)	$(3,463)

(m)

Securities with an aggregate market value of $1,809 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	248	248
Swap Agreements	0	0	0	0	246	246

	$0	$0	$0	$0	$496	$496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,223	$0	$3,223
Purchased Options	0	0	0	0	545	545
Swap Agreements	0	25	0	0	80	105

	$0	$25	$0	$3,223	$625	$3,873

	$0	$25	$0	$3,223	$1,121	$4,369

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Long-Term Real Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$190	$190
Futures	0	0	0	0	374	374
Swap Agreements	0	40	0	0	116	156

	$0	$40	$0	$0	$680	$720

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,109	$0	$2,109
Written Options	0	11	0	0	996	1,007
Swap Agreements	0	35	0	0	312	347

	$0	$46	$0	$2,109	$1,308	$3,463

	$0	$86	$0	$2,109	$1,988	$4,183

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(20)	$(20)
Written Options	0	0	0	0	100	100
Futures	0	0	0	0	(18,351)	(18,351)
Swap Agreements	0	11	0	0	(4,981)	(4,970)

	$0	$11	$0	$0	$(23,252)	$(23,241)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,194	$0	$5,194
Purchased Options	0	(4)	0	0	5,304	5,300
Written Options	0	90	0	0	(4,081)	(3,991)
Swap Agreements	0	(80)	0	0	0	(80)

	$0	$6	$0	$5,194	$1,223	$6,423

	$0	$17	$0	$5,194	$(22,029)	$(16,818)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Written Options	0	0	0	0	37	37
Futures	0	0	0	0	4,652	4,652
Swap Agreements	0	(9)	0	0	(1,473)	(1,482)

	$0	$(9)	$0	$0	$3,206	$3,197

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$623	$0	$623
Purchased Options	0	(1)	0	0	(502)	(503)
Written Options	0	13	0	0	347	360
Swap Agreements	0	(44)	0	0	16	(28)

	$0	$(32)	$0	$623	$(139)	$452

	$0	$(41)	$0	$623	$3,067	$3,649

36	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$46,771	$0	$46,771
Industrials	0	8,459	0	8,459
Utilities	0	3,467	0	3,467
U.S. Government Agencies	0	316,061	0	316,061
U.S. Treasury Obligations	0	1,576,250	0	1,576,250
Non-Agency Mortgage-Backed Securities	0	59,081	0	59,081
Asset-Backed Securities	0	92,321	0	92,321
Sovereign Issues	0	97,307	0	97,307
Short-Term Instruments
Repurchase Agreements	0	906	0	906
Argentina Treasury Bills	0	47	0	47

	$0	$2,200,670	$0	$2,200,670

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$30,910	$0	$0	$30,910

Total Investments	$30,910	$2,200,670	$0	$2,231,580

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$248	$248	$0	$496
Over the counter	0	3,873	0	3,873

	$248	$4,121	$0	$4,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(374)	(346)	0	(720)
Over the counter	0	(3,463)	0	(3,463)

	$(374)	$(3,809)	$0	$(4,183)

Total Financial Derivative Instruments	$(126)	$312	$0	$186

Totals	$30,784	$2,200,982	$0	$2,231,766

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 186.9%

CORPORATE BONDS & NOTES 9.0%

BANKING & FINANCE 6.8%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$	102

Ally Financial, Inc.
4.125% due 03/30/2020		200		202
7.500% due 09/15/2020		100		105
8.000% due 03/15/2020		100		102

American Tower Corp.
3.000% due 06/15/2023		200		205

Aviation Capital Group LLC
2.875% due 01/20/2022		200		201

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(g)	EUR	400		462
6.750% due 02/18/2020 •(f)(g)		200		222

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		400		461

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$1,140		1,235

Bank of Ireland
7.375% due 06/18/2020 •(f)(g)	EUR	640		726

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)		1,300		1,462

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$1,700		1,767

Deutsche Bank AG
4.250% due 10/14/2021		6,200		6,291

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		1,300		1,301

General Motors Financial Co., Inc.
2.350% due 10/04/2019		100		100

Goldman Sachs Group, Inc.
3.319% (US0003M + 1.200%) due 09/15/2020 ~		7,000		7,055

HSBC Holdings PLC
6.000% due 03/29/2040	GBP	1,400		2,390

ING Bank NV
2.625% due 12/05/2022		$2,000		2,048

International Lease Finance Corp.
8.250% due 12/15/2020		500		535

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	79,099		11,660
2.500% due 10/01/2047		15		2

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		$1,300		1,303

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.652% due 09/19/2022		200		201
3.406% due 02/28/2022		400		408

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		200		198
2.600% due 09/28/2022		200		201
3.450% due 03/15/2023		100		103
3.650% due 09/21/2021		200		205

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	81,699		12,040
2.500% due 10/01/2047		3		1

Nykredit Realkredit A/S
1.000% due 10/01/2050		49,699		7,321
2.500% due 10/01/2047		12		2

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$200		211

Realkredit Danmark A/S
2.500% due 07/01/2047	DKK	45		7

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$1,900		1,905
4.519% due 06/25/2024 •		1,200		1,263
7.500% due 08/10/2020 •(f)(g)		600		614
8.625% due 08/15/2021 •(f)(g)		1,320		1,417

Toronto-Dominion Bank
2.250% due 03/15/2021		3,000		3,016

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

UBS AG
2.682% due 06/08/2020 •	$4,600	$	4,613

UniCredit SpA
7.830% due 12/04/2023	9,200		10,794

			84,457

INDUSTRIALS 1.3%

AbbVie, Inc.
3.375% due 11/14/2021	1,200		1,230

BAT Capital Corp.
2.765% due 08/14/2020 •	1,500		1,503

Bayer U.S. Finance LLC
3.000% due 10/08/2021	1,200		1,215

Campbell Soup Co.
3.300% due 03/15/2021	100		101

Charter Communications Operating LLC
4.464% due 07/23/2022	300		316

Conagra Brands, Inc.
3.800% due 10/22/2021	1,900		1,961

CVS Health Corp.
3.350% due 03/09/2021	54		55

Discovery Communications LLC
2.950% due 03/20/2023	100		102

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	1,700		1,700

Energy Transfer Operating LP
3.600% due 02/01/2023	100		103

Enterprise Products Operating LLC
3.350% due 03/15/2023	200		207

GATX Corp.
4.850% due 06/01/2021	200		209

Huntsman International LLC
5.125% due 11/15/2022	400		427

Imperial Brands Finance PLC
3.750% due 07/21/2022	400		412

JT International Financial Services BV
3.500% due 09/28/2023	200		208

Keurig Dr Pepper, Inc.
3.551% due 05/25/2021	2,100		2,147

Microchip Technology, Inc.
3.922% due 06/01/2021	1,700		1,737

Mitsubishi Corp.
2.625% due 07/14/2022	400		401

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,100		1,098

NXP BV
3.875% due 09/01/2022	200		207

Panasonic Corp.
2.536% due 07/19/2022	400		403

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	100		103

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	100		101

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025	262		296

VMware, Inc.
3.900% due 08/21/2027	200		206

			16,448

UTILITIES 0.9%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	2,600		2,613
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,100		4,137
5.150% due 02/15/2050	1,400		1,642
5.300% due 08/15/2058	500		586

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~	370		371

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Duke Energy Corp.
2.400% due 08/15/2022	$100	$	101

Eversource Energy
2.500% due 03/15/2021	100		100

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	300		301

Petrobras Global Finance BV
5.093% due 01/15/2030	1,161		1,213

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	800		798

			11,862

Total Corporate Bonds & Notes (Cost $110,908)			112,767

U.S. GOVERNMENT AGENCIES 19.3%

Fannie Mae
3.683% due 09/01/2044 - 10/01/2044 •	18		19

Fannie Mae UMBS
4.000% due 09/01/2048	167		173

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	15,000		14,920
3.000% due 10/01/2049 - 11/01/2049	33,100		33,586
3.500% due 11/01/2049	96,530		99,062
4.000% due 10/01/2049 - 11/01/2049	79,400		82,427

Freddie Mac
2.628% due 12/15/2037 •	113		114
3.930% due 09/01/2036 •	53		55
4.178% due 10/01/2036 •	33		34
4.312% due 07/01/2036 •	57		60

Ginnie Mae
2.266% due 08/20/2068 •	3,138		3,081
2.444% due 02/20/2049 •	7,660		7,652

NCUA Guaranteed Notes
2.617% due 12/08/2020 •	595		596

Total U.S. Government Agencies (Cost $241,415)			241,779

U.S. TREASURY OBLIGATIONS 87.8%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2020 (h)	160,002		158,707
0.125% due 04/15/2021 (h)	301,687		298,578
0.125% due 04/15/2022 (h)	90,444		89,576
0.125% due 07/15/2022 (l)	355		354
0.125% due 01/15/2023	356		353
0.125% due 07/15/2026	11,495		11,487
0.250% due 01/15/2025	13,040		13,088
0.250% due 07/15/2029 (h)	31,990		32,354
0.375% due 07/15/2025 (h)	67,011		67,991
0.375% due 01/15/2027 (l)	10,239		10,370
0.375% due 07/15/2027	2,517		2,561
0.500% due 01/15/2028 (h)	111,420		114,193
0.625% due 07/15/2021 (h)	39,741		39,911
0.625% due 04/15/2023 (j)(l)	4,937		4,981
0.625% due 01/15/2026 (h)	42,401		43,535
0.625% due 02/15/2043	424		436
0.750% due 07/15/2028	7,430		7,816
0.750% due 02/15/2045 (l)	2,397		2,525
0.875% due 01/15/2029 (l)	1,931		2,053
0.875% due 02/15/2047 (l)	388		422
1.000% due 02/15/2046 (l)	3,097		3,459
1.000% due 02/15/2048	2,705		3,043
1.000% due 02/15/2049	4,201		4,759
1.125% due 01/15/2021	21,990		22,067
1.250% due 07/15/2020 (j)	20,310		20,403
1.375% due 02/15/2044 (l)	6,099		7,322
1.750% due 01/15/2028 (h)	47,489		53,466
2.000% due 01/15/2026 (h)	18,783		20,883
2.125% due 02/15/2040	2,279		3,039
2.125% due 02/15/2041 (l)	2,261		3,042
2.375% due 01/15/2025 (h)	40,573		45,211
2.375% due 01/15/2027 (l)	229		265

38	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.375% due 04/15/2032		$4,023	$	5,568
3.875% due 04/15/2029 (l)		3,277		4,403

Total U.S. Treasury Obligations (Cost $1,083,749)				1,098,221

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Alliance Bancorp Trust
2.258% due 07/25/2037 •		724		669

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •		1,100		1,101

BCAP LLC Trust
4.143% due 04/26/2036 ~		637		555

Bear Stearns Adjustable Rate Mortgage Trust
4.069% due 02/25/2036 ^~		373		357
4.315% due 07/25/2036 ^~		150		146
4.564% due 01/25/2035 ~		67		70

Chase Mortgage Finance Trust
4.208% due 12/25/2035 ^~		36		34

Citigroup Mortgage Loan Trust
4.810% due 05/25/2035 •		5		5

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •		9		9
4.680% due 09/25/2035 •		6		7
5.131% due 03/25/2034 ~		55		57

Countrywide Alternative Loan Trust
2.128% due 06/25/2046 •		120		118
5.500% due 11/25/2035 ^		116		115

Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035		169		176
6.000% due 04/25/2036		393		322

Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •		56		54

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.718% due 10/25/2035 ^•		385		266

Credit Suisse Mortgage Capital Certificates
5.896% due 10/26/2036 ~		27		26
6.000% due 05/27/2037		12		12

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		448		328

Great Hall Mortgages PLC
0.913% due 03/18/2039 •	GBP	80		97
0.933% due 06/18/2038 •		83		100

GS Mortgage Securities Trust
4.592% due 08/10/2043		$1,100		1,112

GSR Mortgage Loan Trust
4.384% due 01/25/2036 ^~		90		92
4.928% due 09/25/2035 ~		26		26

HarborView Mortgage Loan Trust
2.497% due 05/19/2035 •		464		452

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	5,600		6,901

HomeBanc Mortgage Trust
2.288% due 10/25/2035 •		$75		76

IndyMac Mortgage Loan Trust
2.298% due 07/25/2035 •		3,181		2,906

JPMorgan Mortgage Trust
4.497% due 06/25/2035 ~		202		204

Residential Asset Securitization Trust
2.418% due 05/25/2035 •		1,193		994
2.418% due 01/25/2046 ^•		303		131
5.750% due 03/25/2037 ^		299		168

Structured Adjustable Rate Mortgage Loan Trust
4.450% due 03/25/2036 ^~		209		196

Structured Asset Mortgage Investments Trust
2.228% due 04/25/2036 •		13		13

Thornburg Mortgage Securities Trust
4.031% due 09/25/2037 ~		48		49

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	5,851		7,213

WaMu Mortgage Pass-Through Certificates Trust
3.773% due 08/25/2036 ^~		$11		10

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		$88	$	83

Wells Fargo Mortgage-Backed Securities Trust
4.606% due 10/25/2035 ~		35		35
4.641% due 10/25/2036 ~		5		5
4.991% due 03/25/2036 ^~		74		74

Total Non-Agency Mortgage-Backed Securities (Cost $25,947)				25,364

ASSET-BACKED SECURITIES 8.7%

ACE Securities Corp. Home Equity Loan Trust
3.818% due 06/25/2034 •		70		70

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		637		614

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300		1,419

B&M CLO Ltd.
3.052% due 04/16/2026 •		$517		517

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	300		327

Barings Euro CLO BV
0.680% due 07/27/2030 •		600		655

CIFC Funding Ltd.
3.136% due 10/25/2027 •		$1,660		1,657

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		1,886		1,912

Citigroup Mortgage Loan Trust
2.248% due 12/25/2036 •		48		38

Citigroup Mortgage Loan Trust, Inc.
2.348% due 10/25/2036 •		1,300		1,260

Countrywide Asset-Backed Certificates
2.158% due 05/25/2035 •		166		161
2.158% due 07/25/2037 •		645		588
2.208% due 11/25/2037 •		2,682		2,590
2.218% due 09/25/2037 •		174		147
2.258% due 05/25/2036 •		4,540		3,504
2.268% due 03/25/2037 •		1,200		1,148
5.805% due 04/25/2036 ^~		776		705

Crown Point CLO Ltd.
3.713% due 07/17/2028		200		199

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •		361		361

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	270		294

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$800		793

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		2,511		2,511

First Franklin Mortgage Loan Trust
2.488% due 11/25/2036 •		2,900		2,641
2.888% due 09/25/2035 •		7,000		7,001

Flagship CLO Ltd.
3.172% due 01/16/2026 •		1,600		1,601

Fremont Home Loan Trust
2.153% due 10/25/2036 •		861		812
2.753% due 07/25/2035 •		93		94

GSAMP Trust
2.753% due 09/25/2035 ^•		79		79
2.993% due 03/25/2035 ^•		905		808

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		750		750

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •		707		561

HSI Asset Securitization Corp. Trust
2.288% due 02/25/2036 •		500		497

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		1,030		1,026

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		5,524		2,488

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		500		498

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		$6,108	$	4,552

Lehman XS Trust
4.988% due 06/25/2036 þ		1,531		1,597

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		2,200		2,203

Long Beach Mortgage Loan Trust
2.138% due 08/25/2036 •		487		271

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		1,210		1,200

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	600		655

Marlette Funding Trust
2.690% due 09/17/2029		$533		535

MASTR Asset-Backed Securities Trust
2.188% due 06/25/2036 •		1,870		1,686

Merrill Lynch Mortgage Investors Trust
2.738% due 05/25/2036 •		131		130

MidOcean Credit CLO
3.103% due 04/15/2027 •		498		497

Monarch Grove CLO
3.156% due 01/25/2028 •		2,000		1,993

Mountain View CLO Ltd.
3.103% due 10/15/2026 •		447		446
3.123% due 10/13/2027 •		1,830		1,824

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		1,200		1,199

NovaStar Mortgage Funding Trust
2.723% due 01/25/2036 •		2,002		2,002

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		520		519

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		4,535		2,500

Residential Asset Securities Corp. Trust
2.258% due 08/25/2036 •		1,900		1,477

Securitized Asset-Backed Receivables LLC Trust
2.268% due 05/25/2036 •		6,036		3,885

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	178		194

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		$1,600		1,599

Soundview Home Loan Trust
2.218% due 06/25/2037 •		5,405		4,307

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		3,532		3,573

Structured Asset Securities Corp.
2.678% due 02/25/2035 •		94		95

Structured Asset Securities Corp. Mortgage Loan Trust
2.398% due 10/25/2036 •		2,477		2,486

Symphony CLO Ltd.
3.183% due 04/15/2028 •		490		489

Telos CLO Ltd.
3.253% due 04/17/2028 •		700		699

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •		250		250
3.183% due 01/15/2026 •		1,500		1,501

TICP CLO Ltd.
3.118% due 04/20/2028 •		1,760		1,760

Tralee CLO Ltd.
3.308% due 10/20/2027 •		1,200		1,200

Venture CDO Ltd.
3.183% due 04/15/2027		1,730		1,724

Venture CLO Ltd.
2.944% due 02/28/2026 •		5,315		5,300
3.153% due 01/15/2028 •		7,500		7,499
3.183% due 07/15/2027 •		1,000		1,001

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		981		984

Wells Fargo Home Equity Asset-Backed Securities Trust
4.418% due 12/25/2034 •		700		716

WhiteHorse Ltd.
3.233% due 04/17/2027 •		3,622		3,617

Total Asset-Backed Securities (Cost $105,682)				108,491

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
SOVEREIGN ISSUES 9.7%

Argentina Government International Bond
51.603% (BADLARPP) due 10/04/2022 ~(a)	ARS	300	$	4
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)		10,624		79
79.499% (ARLLMONP) due 06/21/2020 ~(a)		78,417		592

Australia Government International Bond
1.250% due 02/21/2022	AUD	9,855		6,916
3.000% due 09/20/2025		9,797		7,938

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,100		2,329

Canada Government Real Return Bond
4.250% due 12/01/2026 (e)	CAD	5,303		5,175

Denmark Government Bond
0.100% due 11/15/2023 (e)	DKK	18,841		2,940

France Government International Bond
2.100% due 07/25/2023 (e)(h)	EUR	2,740		3,379

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	971,972		9,376
0.100% due 03/10/2029 (e)		837,095		8,075

Mexico Government International Bond
4.500% due 11/22/2035 (e)	MXN	6,614		385

New Zealand Government International Bond
3.000% due 09/20/2030	NZD	13,888		11,280

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,900		1,646

Qatar Government International Bond
3.875% due 04/23/2023		$1,800		1,906

Saudi Government International Bond
4.000% due 04/17/2025		3,070		3,294

United Kingdom Gilt
0.125% due 08/10/2028 (e)(h)	GBP	11,228		18,227
0.125% due 11/22/2036 (e)		1,002		1,962
0.125% due 08/10/2041 (e)		1,447		3,062
0.625% due 03/22/2040 (e)		802		1,787
1.250% due 11/22/2027 (e)(h)		17,782		30,609

Total Sovereign Issues (Cost $126,725)				120,961

		SHARES
COMMON STOCKS 0.5%

INFORMATION TECHNOLOGY 0.5%

InterXion Holding NV (b)		81,628		6,649

Total Common Stocks (Cost $4,991)				6,649

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 49.9%

REAL ESTATE 49.9%

Alexandria Real Estate Equities, Inc.	180,044	$27,734

American Campus Communities, Inc.	163,814	7,876

American Homes 4 Rent ‘A’	412,973	10,692

American Tower Corp.	96,141	21,260

Apartment Investment & Management Co.	320,029	16,686

AvalonBay Communities, Inc.	156,812	33,766

Boston Properties, Inc.	134,046	17,380

Camden Property Trust	76,944	8,542

CoreSite Realty Corp.	33,030	4,025

Crown Castle International Corp.	52,848	7,346

CubeSmart	243,061	8,483

CyrusOne, Inc.	49,805	3,940

Douglas Emmett, Inc.	283,777	12,154

Duke Realty Corp.	744,886	25,304

Equinix, Inc.	44,937	25,920

Equity LifeStyle Properties, Inc.	138,787	18,542

Essex Property Trust, Inc.	63,388	20,706

Extra Space Storage, Inc.	33,523	3,916

Federal Realty Investment Trust	52,476	7,144

First Industrial Realty Trust, Inc.	189,196	7,485

Gaming and Leisure Properties, Inc.	147,570	5,643

HCP, Inc.	334,085	11,903

Healthcare Trust of America, Inc. ‘A’	99,609	2,926

Host Hotels & Resorts, Inc.	852,878	14,746

Hudson Pacific Properties, Inc.	304,933	10,203

Invitation Homes, Inc.	690,872	20,457

JBG SMITH Properties	100,569	3,943

Kilroy Realty Corp.	162,084	12,625

Liberty Property Trust	297,843	15,288

Life Storage, Inc.	49,808	5,250

MGM Growth Properties LLC	370,920	11,146

Mid-America Apartment Communities, Inc.	115,650	15,036

Prologis, Inc.	540,830	46,090

Regency Centers Corp.	169,632	11,788

Rexford Industrial Realty, Inc.	133,497	5,877

Ryman Hospitality Properties, Inc.	126,188	10,323

Sabra Health Care REIT, Inc.	160,910	3,694

SBA Communications Corp.	93,666	22,588

		SHARES		MARKET VALUE (000S)

SL Green Realty Corp.		100,030		$8,177

STORE Capital Corp.		90,212		3,375

Sun Communities, Inc.		295,597		43,881

Sunstone Hotel Investors, Inc.		301,766		4,146

Taubman Centers, Inc.		18,214		744

UDR, Inc.		289,767		14,048

Ventas, Inc.		294,948		21,540

Vornado Realty Trust		160,544		10,222

Total Real Estate Investment Trusts (Cost $483,366)				624,560

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.0%

ARGENTINA TREASURY BILLS 0.0%
1.937% due 05/13/2020 (c)(d)	ARS	3,450		33

Total Short-Term Instruments (Cost $84)				33

Total Investments in Securities (Cost $2,182,867)				2,338,825

		SHARES
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short-Term Floating NAV Portfolio III		3,013,710		29,815

Total Short-Term Instruments (Cost $29,812)				29,815

Total Investments in Affiliates (Cost $29,812)				29,815

Total Investments 189.3% (Cost $2,212,679)			$	2,368,640

Financial Derivative Instruments (i)(k) 1.4% (Cost or Premiums, net $(3,133))				18,019

Other Assets and Liabilities, net (90.7)%				(1,135,149)

Net Assets 100.0%			$	1,251,510

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

40	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	2.200%	08/09/2019	11/12/2019		$(51,439)	$(51,605)
BPS	(0.460)	08/23/2019	10/08/2019	EUR	(3,126)	(3,405)
BSN	2.250	08/12/2019	10/11/2019		$(132,390)	(132,804)
	2.290	08/01/2019	10/02/2019		(70,845)	(71,120)
	2.310	08/02/2019	10/03/2019		(34,273)	(34,405)
CIB	2.260	08/16/2019	10/16/2019		(101,512)	(101,805)
	2.290	09/03/2019	10/03/2019		(30,128)	(30,182)
	2.290	09/20/2019	10/03/2019		(298,206)	(298,414)
	2.330	09/17/2019	10/08/2019		(58,584)	(58,637)
GRE	2.270	08/15/2019	10/15/2019		(42,431)	(42,557)
	2.270	08/20/2019	10/18/2019		(16,381)	(16,425)
IND	0.850	08/16/2019	11/08/2019	GBP	(13,974)	(17,201)
	0.920	09/20/2019	10/07/2019		(25,346)	(31,172)
SCX	2.270	09/04/2019	10/04/2019		$(628)	(629)

Total Reverse Repurchase Agreements						$(890,361)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOM	$0	$(51,605)	$0	$(51,605)	$51,416	$(189)
BPS	0	(3,405)	0	(3,405)	3,379	(26)
BSN	0	(238,329)	0	(238,329)	237,889	(440)
CIB	0	(489,038)	0	(489,038)	488,614	(424)
GRE	0	(58,982)	0	(58,982)	58,879	(103)
IND	0	(48,373)	0	(48,373)	48,539	166
SCX	0	(629)	0	(629)	627	(2)

Total Borrowings and Other Financing Transactions	$0	$(890,361)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(786,978)	$(51,605)	$0	$(838,583)
Sovereign Issues	0	(34,577)	(17,201)	0	(51,778)

Total Borrowings	$0	$(821,555)	$(68,806)	$0	$(890,361)

Payable for reverse repurchase agreements					$(890,361)

(h)	Securities with an aggregate market value of $893,740 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(810,198) at a weighted average interest rate of 2.399%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.125	11/22/2019	46	$92	$1	$0
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	104.375	11/22/2019	1	2	0	0
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	104.500	11/22/2019	7	14	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	169	169	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	29	29	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	361	361	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	366	366	3	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.500	11/22/2019	6	6	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	46	46	0	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	11	11	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	191.000	11/22/2019	29	29	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	192.000	11/22/2019	10	10	0	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	194.000	11/22/2019	70	70	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	200.000	11/22/2019	73	73	1	0
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	482	482	4	1
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	135.000	11/22/2019	16	16	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	16	16	0	0

Total Purchased Options					$15	$2

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	2,696	$	15	$(2)	$0	$0
Call Options Strike @ EUR 115.000 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	308		2	0	0	0
Call Options Strike @ EUR 141.000 on Euro-Bobl December 2019 Futures(1)	11/2019	7		0	0	0	0
Call Options Strike @ EUR 172.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	2		0	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	468		5	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2019	270		33,163	5	23	0
Euro-Bund 10-Year Bond December Futures	12/2019	412		78,249	(898)	18	(49)
Euro-Buxl 30-Year Bond December Futures	12/2019	71		16,832	(451)	0	(144)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	307		3	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	129		1	0	0	0
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	91		1	0	0	0
Put Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	89		1	0	0	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	176		67	4	0	(4)
U.S. Treasury 2-Year Note December Futures	12/2019	54		11,637	11	0	(2)
U.S. Treasury 5-Year Note December Futures	12/2019	198		23,591	(73)	0	(9)
U.S. Treasury 10-Year Note December Futures	12/2019	635		82,748	(715)	0	(50)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	32		6,141	(136)	2	0

					$(2,255)	$43	$(258)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	118	$	(9,214)	$(23)	$9	$0
Australia Government 10-Year Bond December Futures	12/2019	40		(3,978)	(24)	23	(1)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	24		(50)	(15)	2	(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	67		(60)	(1)	4	0
Call Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	51		(27)	83	2	0

42	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	88	$	(11)	$50	$2	$0
Euro-Bobl December Futures	12/2019	7		(1,035)	9	0	(1)
Euro-BTP Italy Government Bond December Futures	12/2019	2		(318)	(1)	0	0
Euro-OAT France Government 10-Year Bond December Futures	12/2019	426		(79,078)	1,019	60	(9)
Euro-Schatz December Futures	12/2019	3,004		(367,792)	1,147	0	(114)
Japan Government 10-Year Bond December Futures	12/2019	10		(14,337)	14	20	0
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	297		(11)	17	5	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	176		(10)	8	2	0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	24		(18)	17	1	(1)
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	67		(115)	22	3	(4)
Put Options Strike @ EUR 176.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	51		(124)	(27)	2	(4)
U.S. Treasury 30-Year Bond December Futures	12/2019	664		(107,776)	1,437	21	0
United Kingdom Long Gilt December Futures	12/2019	365		(60,245)	(346)	0	(175)

					$3,386	$156	$(310)

Total Futures Contracts					$1,131	$199	$(568)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR 630	$10	$(4)	$6	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	300	1	0	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.393	$ 400	(11)	14	3	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986	700	(40)	41	1	0	0

						$(40)	$51	$11	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$	8,064	$(450)	$(185)	$(635)	$0	$(14)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024		27,423	(2,004)	27	(1,977)	0	(63)
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		1,100	(74)	(1)	(75)	1	0

						$(2,528)	$(159)	$(2,687)	$1	$(77)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,360	$22	$(879)	$(857)	$21	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,500	4	(333)	(329)	5	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.478	Annual	12/20/2047		2,733	19	(652)	(633)	8	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,760	4	(420)	(416)	5	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	8,100	25	(911)	(886)	0	(18)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	21,300	586	1	587	0	(4)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		123,600	156	3,256	3,412	0	(27)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		28,500	(1,101)	1,724	623	0	(6)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		20,500	0	1,087	1,087	1	0
Pay	3-Month USD-LIBOR	2.670	Semi-Annual	11/19/2023		9,000	0	481	481	0	0
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		9,000	0	488	488	0	(1)
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		80,520	(544)	5,168	4,624	0	(26)
Receive(7)	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		13,100	0	(240)	(240)	3	0
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		13,100	0	243	243	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(7)	3-Month USD-LIBOR	1.850%	Semi-Annual	07/27/2026	$	7,300	$(11)	$(123)	$(134)	$0	$0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		26,600	774	(1,449)	(675)	1	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		59,800	582	(3,170)	(2,588)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		40,770	(1,185)	364	(821)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		19,560	1,102	(2,344)	(1,242)	13	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		73,200	171	(524)	(353)	5	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		1,732	89	(512)	(423)	0	(3)
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		770	77	(158)	(81)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,180	141	(363)	(222)	0	(2)
Receive	3-Month USD-LIBOR	2.969	Semi-Annual	10/25/2048		740	0	(224)	(224)	0	(1)
Receive	3-Month USD-LIBOR	2.951	Semi-Annual	11/19/2048		2,000	0	(599)	(599)	0	(3)
Receive	3-Month USD-LIBOR	2.953	Semi-Annual	12/12/2048		1,300	0	(390)	(390)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		5,500	(22)	(685)	(707)	0	(7)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		600	(4)	(37)	(41)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		300	(4)	11	7	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		3,300	(19)	(8)	(27)	0	(4)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		6,600	57	86	143	0	(9)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		2,700	(8)	(340)	(348)	0	(4)
Receive(7)	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050	EUR	12,400	521	(604)	(83)	161	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028	JPY	190,000	(4)	(54)	(58)	3	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		613,200	(33)	(244)	(277)	13	0
Pay	CPTFEMU	1.243	Maturity	08/15/2039	EUR	1,430	0	11	11	10	0
Pay	CPTFEMU	1.945	Maturity	11/15/2048		890	0	288	288	10	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		1,260	4	407	411	14	0
Pay	CPTFEMU	1.387	Maturity	08/15/2049		700	0	21	21	8	0
Receive	CPURNSA	1.958	Maturity	03/20/2020	$	38,000	0	(52)	(52)	0	(69)
Receive	CPURNSA	2.027	Maturity	11/23/2020		5,500	0	(21)	(21)	0	(4)
Receive	CPURNSA	2.021	Maturity	11/25/2020		5,200	0	(19)	(19)	0	(3)
Receive	CPURNSA	1.875	Maturity	03/14/2021		37,900	0	(133)	(133)	0	(45)
Receive	CPURNSA	1.927	Maturity	03/18/2021		9,000	0	(40)	(40)	0	(11)
Receive	CPURNSA	1.816	Maturity	05/13/2021		15,400	0	(55)	(55)	0	(6)
Receive	CPURNSA	1.550	Maturity	07/26/2021		4,500	152	(74)	78	0	(2)
Receive	CPURNSA	1.445	Maturity	09/09/2021		17,780	0	16	16	0	(14)
Receive	CPURNSA	1.603	Maturity	09/12/2021		3,400	102	(59)	43	0	(3)
Receive	CPURNSA	1.580	Maturity	09/20/2021		8,500	0	(18)	(18)	0	(7)
Receive	CPURNSA	1.592	Maturity	09/20/2021		7,000	(1)	(16)	(17)	0	(6)
Receive	CPURNSA	2.069	Maturity	07/15/2022		3,500	0	(48)	(48)	0	(3)
Receive	CPURNSA	2.210	Maturity	02/05/2023		18,420	0	(488)	(488)	0	(23)
Receive	CPURNSA	2.263	Maturity	04/27/2023		5,770	(2)	(191)	(193)	0	(8)
Receive	CPURNSA	2.263	Maturity	05/09/2023		3,130	0	(104)	(104)	0	(4)
Receive	CPURNSA	2.281	Maturity	05/10/2023		4,860	0	(174)	(174)	0	(15)
Pay	CPURNSA	2.180	Maturity	09/20/2027		3,480	0	139	139	7	0
Pay	CPURNSA	2.150	Maturity	09/25/2027		3,400	0	123	123	7	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		9,350	20	569	589	22	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		3,130	0	213	213	7	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		4,710	0	324	324	11	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		4,860	0	336	336	11	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		18,800	0	1,285	1,285	46	0
Pay	CPURNSA	2.379	Maturity	07/09/2028		3,400	(1)	240	239	8	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		6,700	0	144	144	18	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		6,900	5	188	193	20	0
Receive	FRCPXTOB	1.000	Maturity	04/15/2020	EUR	860	0	(2)	(2)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		260	0	(3)	(3)	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		3,700	0	(58)	(58)	1	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		6,700	(3)	(105)	(108)	0	(3)
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		1,280	5	266	271	7	0
Pay	UKRPI	3.633	Maturity	12/15/2028	GBP	1,100	0	(4)	(4)	1	0
Pay	UKRPI	3.400	Maturity	06/15/2030		1,990	70	(100)	(30)	6	0
Pay	UKRPI	3.325	Maturity	08/15/2030		6,100	(143)	(112)	(255)	12	0
Pay	UKRPI	3.300	Maturity	12/15/2030		5,200	(290)	(32)	(322)	12	0
Pay	UKRPI	3.140	Maturity	04/15/2031		2,100	(230)	(22)	(252)	5	0
Pay	UKRPI	3.100	Maturity	06/15/2031		2,800	(363)	(24)	(387)	7	0
Pay	UKRPI	3.470	Maturity	09/15/2032		13,140	(7)	(342)	(349)	47	0
Pay	UKRPI	3.500	Maturity	09/15/2033		700	1	(14)	(13)	3	0
Pay	UKRPI	3.579	Maturity	10/15/2033		550	0	6	6	3	0
Pay	UKRPI	3.600	Maturity	06/15/2039		4,870	(1)	244	243	34	0

							$713	$156	$869	$587	$(348)

Total Swap Agreements							$(1,855)	$48	$(1,807)	$588	$(425)

44	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$199	$588	$789	$0	$(568)	$(426)	$ (994)

(j)

Securities with an aggregate market value of $12,097 and cash of $6,199 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(1) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	DKK	56,263		$8,636	$423	$0
	10/2019		$34,237	DKK	232,419	0	(307)
	10/2019		25,646	GBP	20,814	0	(55)
	10/2019		11,128	NZD	17,671	0	(63)
	10/2019		3,883	ZAR	54,909	0	(260)
	11/2019	GBP	20,814		$25,681	55	0
	11/2019	NZD	17,671		11,136	63	0
	01/2020	DKK	225,457		33,438	266	0

BPS	10/2019		134,955		20,620	918	0
	10/2019	EUR	2,886		3,176	30	0
	10/2019	MXN	16,486		840	6	0
	10/2019	PEN	5,236		1,555	2	0
	10/2019		$3,944	EUR	3,562	0	(61)
	12/2019		1,471	TWD	45,764	12	0

BRC	10/2019	MXN	27,484		$1,422	31	0
	10/2019		$5,220	CAD	6,872	0	(32)
	01/2020		1,398	MXN	27,484	0	(30)

CBK	10/2019	DKK	34,763		$5,331	256	0
	10/2019	EUR	2,360		2,591	19	0
	10/2019	GBP	38,808		47,368	2	(350)
	10/2019	NZD	17,671		11,215	150	0
	10/2019		$6,791	EUR	6,169	0	(67)
	10/2019		32,300	GBP	25,747	0	(642)
	10/2019		1,563	PEN	5,236	0	(10)
	11/2019	COP	318,614		$94	3	0
	12/2019	PEN	5,236		1,559	10	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	10/2019	DKK	6,965		$1,069	$52	$0
	10/2019	EUR	2,855		3,121	9	0
	10/2019		$700	EUR	633	0	(11)
	12/2019		115	MYR	482	0	0

HUS	10/2019	AUD	22,270		$15,038	7	0
	10/2019	CAD	13,662		10,315	23	(20)
	10/2019	GBP	3,673		4,485	0	(32)
	10/2019		$5,122	CAD	6,790	3	0
	11/2019	CAD	6,790		$5,125	0	(3)
	11/2019	TWD	147,783		4,721	0	(58)
	12/2019	KRW	7,980,739		6,602	0	(68)

JPM	10/2019	BRL	25,897		6,219	0	(14)
	10/2019	GBP	4,779		5,886	10	0
	10/2019	MXN	18,710		954	7	0
	10/2019		$6,258	BRL	25,897	0	(25)
	10/2019		9,433	EUR	8,640	0	(16)
	10/2019		6,486	JPY	701,000	0	(2)
	10/2019		1,403	MXN	27,484	0	(12)
	11/2019	EUR	8,640		$9,456	16	0
	11/2019	TWD	47,483		1,513	0	(22)

MYI	10/2019		$15,077	AUD	22,270	0	(46)
	11/2019	AUD	22,270		$15,094	45	0
	11/2019		$6,460	RUB	425,619	67	0
	12/2019	SGD	5,226		3,767	0	(18)

SCX	10/2019	BRL	25,897		6,258	25	0
	10/2019	EUR	10,903		12,100	216	0
	10/2019		$6,219	BRL	25,897	14	0
	11/2019	TWD	59,247		$1,893	0	(23)
	11/2019		$6,246	BRL	25,897	0	(27)
	12/2019		6,755	IDR	98,163,181	101	0

UAG	10/2019	JPY	1,932,700		$18,319	445	0
	10/2019		$11,444	JPY	1,231,700	0	(53)
	11/2019	JPY	1,231,700		$11,471	54	0

Total Forward Foreign Currency Contracts						$3,340	$(2,327)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.200%	10/16/2019	31,800	$ 2	$1

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus BRL	BRL	5.000	10/16/2019	6,300	$0	$0
	Put - OTC USD versus KRW	KRW	1,100.000	10/16/2019	6,700	1	0

						$1	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
CBK	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	03/10/2020	156,850	$223	$223

DUB	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	03/10/2020	162,030	230	231

							$453	$454

46	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$67.500	11/06/2019	33,100	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	72.500	10/03/2019	175,800	7	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 10/01/2049	76.500	10/03/2019	70,600	3	0

JPM	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	74.000	11/06/2019	8,800	0	0

					$11	$0

Total Purchased Options					$467	$455

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	1,600	$(2)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	4,400	(6)	(1)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,600	(2)	0
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,000	(1)	(1)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,700	(2)	0

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	2,000	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	2,000	(3)	(3)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	2,200	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	4,400	(6)	(1)

						$(27)	$(9)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,000	$(36)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	900	(11)	0

GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,300	(287)	(7)

JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	36,100	(263)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	3,200	(22)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	27,700	(313)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	10,100	(186)	(2)

						$(1,118)	$(9)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404%	03/10/2020	9,227	$(64)	$(74)

BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	900	(25)	(17)

CBK	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	23,613	(167)	(189)

DUB	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	2,800	(64)	(51)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	4,300	(107)	(200)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.404	03/10/2020	33,930	(235)	(271)

							$ (662)	$(802)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	112,700	$(88)	$(72)

Total Written Options						$(1,895)	$(892)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$1,900	$18	$(25)	$0	$(7)

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	400	4	(5)	0	(1)

CBK	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	400	3	(4)	0	(1)

GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	4,650	41	(57)	0	(16)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	2,550	23	(32)	0	(9)

							$89	$(123)	$0	$(34)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(5)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(6)	Notional Amount(7)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$7,100	$19	$2	$21	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Year ILS-TELBOR	1.998%	Annual	06/20/2028	ILS	3,110	$0	$99	$99	$0
	Pay	CPURNSA	1.570	Maturity	11/23/2020	$	35,400	0	465	465	0

BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	12,950	0	(9)	0	(9)
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		2,790	0	85	85	0

DUB	Receive	1-Year ILS-TELBOR	0.414	Annual	06/20/2020		12,070	0	(9)	0	(9)
	Pay	CPURNSA	2.500	Maturity	07/15/2022	$	3,600	26	(431)	0	(405)
	Pay	CPURNSA	2.560	Maturity	05/08/2023		33,100	0	(3,970)	0	(3,970)

GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	23,820	0	(12)	0	(12)
	Receive	1-Year ILS-TELBOR	0.270	Annual	03/21/2020		14,810	0	(7)	0	(7)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		9,980	1	(7)	0	(6)
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		5,020	0	164	164	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		2,130	0	68	68	0

HUS	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		7,770	0	(5)	0	(5)
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		1,660	0	53	53	0

JPM	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		2,570	0	87	87	0

								$27	$(3,429)	$1,021	$(4,423)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	DWRTFT Index	7,460	2.311% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/11/2020	$	85,460	$0	$1,245	$1,245	$0
	Receive	DWRTFT Index	29,915	2.329% (1-Month USD-LIBOR plus a specified spread)	Maturity	07/15/2020		327,864	0	17,475	17,475	0

JPM	Receive	DWRTFT Index	169	2.432% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/06/2020		1,966	0	(3)	0	(3)

									$0	$18,717	$18,720	$(3)

48	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	U.S. Treasury Inflation Protected Securities	N/A	2.170%	Maturity	10/11/2019	$	110,000	$0	$0	$0	$0

MYI	Receive	Digital Realty Trust, Inc.	159,758	2.141% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020		20,192	0	531	531	0
	Receive	Extra Space Storage, Inc.	54,832	2.141% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020		6,422	0	(22)	0	(22)
	Receive	Public Storage	130,936	2.141% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020		32,387	0	(297)	0	(297)
	Receive	Simon Property Group, Inc.	326,756	2.141% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020		50,448	0	373	373	0
	Receive	Welltower, Inc.	245,946	2.141% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/16/2020		21,380	0	898	898	0
	Receive	Equity Residential	504,978	2.191% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/15/2020		42,948	0	863	863	0

									$0	$2,346	$2,665	$(319)

Total Swap Agreements									$135	$17,513	$22,427	$(4,779)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$807	$0	$564	$1,371	$(685)	$(75)	$(7)	$(767)	$604	$(700)	$(96)
BPS	968	0	0	968	(61)	(2)	(1)	(64)	904	(690)	214
BRC	31	0	18,805	18,836	(62)	(17)	(9)	(88)	18,748	(19,340)	(592)
CBK	440	223	0	663	(1,069)	(189)	(1)	(1,259)	(596)	749	153
DBL	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
DUB	0	231	0	231	0	(51)	(4,384)	(4,435)	(4,204)	3,874	(330)
FBF	0	1	0	1	0	0	0	0	1	0	1
GLM	61	0	232	293	(11)	(207)	(25)	(243)	50	(379)	(329)
GST	0	0	0	0	0	(2)	(16)	(18)	(18)	0	(18)
HUS	33	0	74	107	(181)	0	(14)	(195)	(88)	315	227
JPM	33	0	87	120	(91)	(2)	(3)	(96)	24	0	24
MYC	0	0	0	0	0	(343)	0	(343)	(343)	(343)	(686)
MYI	112	0	2,665	2,777	(64)	0	(319)	(383)	2,394	(2,930)	(536)
SCX	356	0	0	356	(50)	0	0	(50)	306	0	306
UAG	499	0	0	499	(53)	0	0	(53)	446	(260)	186

Total Over the Counter	$3,340	$455	$22,427	$26,222	$(2,327)	$(892)	$(4,779)	$(7,998)

(l)

Securities with an aggregate market value of $5,188 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	199	199
Swap Agreements	0	1	0	0	587	588

	$0	$1	$0	$0	$788	$789

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,340	$0	$3,340
Purchased Options	0	1	0	0	454	455
Swap Agreements	0	21	21,385	0	1,021	22,427

	$0	$22	$21,385	$3,340	$1,475	$26,222

	$0	$23	$21,385	$3,340	$2,263	$27,011

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$568	$568
Swap Agreements	0	78	0	0	348	426

	$0	$78	$0	$0	$916	$994

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,327	$0	$2,327
Written Options	0	9	0	0	883	892
Swap Agreements	0	34	322	0	4,423	4,779

	$0	$43	$322	$2,327	$5,306	$7,998

	$0	$121	$322	$2,327	$6,222	$8,992

50	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Written Options	0	0	0	0	149	149
Futures	0	0	0	0	(15,079)	(15,079)
Swap Agreements	0	(412)	0	0	(10,317)	(10,729)

	$0	$(412)	$0	$0	$(25,272)	$(25,684)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,153	$0	$6,153
Purchased Options	0	(4)	0	0	5,320	5,316
Written Options	0	109	0	0	(4,069)	(3,960)
Swap Agreements	0	(80)	90,840	0	234	90,994

	$0	$25	$90,840	$6,153	$1,485	$98,503

	$0	$(387)	$90,840	$6,153	$(23,787)	$72,819

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Written Options	0	0	0	0	(8)	(8)
Futures	0	0	0	0	5,368	5,368
Swap Agreements	0	(151)	0	0	(2,536)	(2,687)

	$0	$(151)	$0	$0	$2,821	$2,670

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(119)	$0	$(119)
Purchased Options	0	(1)	0	(1)	(564)	(566)
Written Options	0	(16)	0	0	392	376
Swap Agreements	0	(40)	(50,692)	0	(264)	(50,996)

	$0	$(57)	$(50,692)	$(120)	$(436)	$(51,305)

	$0	$(208)	$(50,692)	$(120)	$2,385	$(48,635)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$84,457	$0	$84,457
Industrials	0	16,448	0	16,448
Utilities	0	11,862	0	11,862
U.S. Government Agencies	0	241,779	0	241,779
U.S. Treasury Obligations	0	1,098,221	0	1,098,221
Non-Agency Mortgage-Backed Securities	0	25,364	0	25,364
Asset-Backed Securities	0	108,491	0	108,491
Sovereign Issues	0	120,961	0	120,961
Common Stocks
Information Technology	6,649	0	0	6,649
Real Estate Investment Trusts
Real Estate	624,560	0	0	624,560
Short-Term Instruments
Argentina Treasury Bills	0	33	0	33

	$631,209	$1,707,616	$0	$2,338,825

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$29,815	$0	$0	$29,815

Total Investments	$661,024	$1,707,616	$0	$2,368,640

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$199	$590	$0	$789
Over the counter	0	26,222	0	26,222

	$199	$26,812	$0	$27,011

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(568)	(425)	0	(993)
Over the counter	0	(7,998)	0	(7,998)

	$(568)	$(8,423)	$0	$(8,991)

Total Financial Derivative Instruments	$(369)	$18,389	$0	$18,020

Totals	$660,655	$1,726,005	$0	$2,386,660

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.6%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 6.4%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$300	$307

Ally Financial, Inc.
4.250% due 04/15/2021		100	102

Ambac Assurance Corp.
5.100% due 06/07/2020		28	41

Ambac LSNI LLC
7.104% due 02/12/2023 •		119	121

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(f)(h)	EUR	200	231
6.750% due 02/18/2020 •(f)(h)		200	222
8.875% due 04/14/2021 •(f)(h)		800	966

Banco Santander S.A.
5.250% due 09/29/2023 •(f)(h)		400	451
6.250% due 09/11/2021 •(f)(h)		400	461

Bank of America Corp.
5.875% due 03/15/2028 •(f)		$670	726

Barclays Bank PLC
7.625% due 11/21/2022 (h)		2,100	2,317

Corp. Andina de Fomento
3.950% due 10/15/2021 (e)	MXN	8,179	410

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$600	624

Depository Trust & Clearing Corp.
4.875% due 06/15/2020 •(f)		1,500	1,515

Deutsche Bank AG
4.250% due 10/14/2021		4,400	4,465

Goldman Sachs Group, Inc.
3.319% (US0003M + 1.200%) due 09/15/2020 ~		3,300	3,326

ING Bank NV
2.625% due 12/05/2022		1,200	1,229

International Lease Finance Corp.
8.250% due 12/15/2020		100	107

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	105,499	15,552
2.500% due 10/01/2047		5	1

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		$700	702

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	11,600	1,709
2.500% due 10/01/2047		2	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		55,999	8,249
2.500% due 10/01/2047		12	2

Realkredit Danmark A/S
2.500% due 07/01/2047		45	7

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$1,100	1,103
4.519% due 06/25/2024 •		700	737

State Bank of India
3.253% (US0003M + 0.950%) due 04/06/2020 ~		2,100	2,103

Toronto-Dominion Bank
2.250% due 03/15/2021		1,800	1,809

UBS Group Funding Switzerland AG
4.083% due 04/14/2021 •		10,400	10,620

UniCredit SpA
7.830% due 12/04/2023		8,050	9,445

			69,660

INDUSTRIALS 0.6%

Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	1,180	1,313

BAT Capital Corp.
2.765% due 08/14/2020 •		$1,500	1,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
3.125% due 04/15/2021	$200	$202

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~	700	703

eBay, Inc.
2.750% due 01/30/2023	700	709

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	1,700	1,701

ERAC USA Finance LLC
2.700% due 11/01/2023	100	101

Microchip Technology, Inc.
3.922% due 06/01/2021	100	102

Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	100	102

VMware, Inc.
3.900% due 08/21/2027	200	206

		6,642

UTILITIES 1.2%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	1,600	1,608
3.253% (US0003M + 0.950%) due 07/15/2021 ~	2,800	2,826

Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~	400	402

National Rural Utilities Cooperative Finance Corp.
2.479% (US0003M + 0.375%) due 06/30/2021 ~	100	100

Petrobras Global Finance BV
6.125% due 01/17/2022	645	694
7.250% due 03/17/2044	5,100	6,117

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	800	798

Sprint Communications, Inc.
7.000% due 03/01/2020	800	815

Tampa Electric Co.
2.600% due 09/15/2022	100	101

		13,461

Total Corporate Bonds & Notes (Cost $87,896)		89,763

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	160	166

Total Municipal Bonds & Notes (Cost $126)		166

U.S. GOVERNMENT AGENCIES 28.2%

Fannie Mae UMBS, TBA
3.500% due 11/01/2049	164,270	168,579
4.000% due 11/01/2049	130,500	135,511

Ginnie Mae
2.266% due 08/20/2068 •	1,961	1,926
2.444% due 02/20/2049 •	4,883	4,878

Total U.S. Government Agencies (Cost $310,053)		310,894

U.S. TREASURY OBLIGATIONS 51.7%

U.S. Treasury Bonds
3.000% due 05/15/2045 (o)	320	377
3.000% due 02/15/2048	70	83

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2021 (e)(m)	28,997	28,698
0.125% due 04/15/2022 (e)(j)	102,350	101,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 01/15/2023 (e)(m)(o)	$7,524	$7,466
0.125% due 07/15/2026 (e)	26,854	26,835
0.250% due 01/15/2025 (e)(j)	48,795	48,974
0.250% due 07/15/2029 (e)(j)	5,837	5,903
0.375% due 07/15/2025 (e)	13,407	13,604
0.375% due 07/15/2025 (e)(m)	9,845	9,989
0.375% due 01/15/2027 (e)	28,379	28,743
0.375% due 07/15/2027 (e)	3,545	3,607
0.625% due 07/15/2021 (e)(m)	10,393	10,437
0.625% due 07/15/2021 (e)(m)(o)	3,073	3,087
0.625% due 01/15/2024 (e)(m)	703	714
0.625% due 01/15/2026 (e)(m)	39,291	40,342
0.625% due 01/15/2026 (e)	41,235	42,337
0.625% due 02/15/2043 (e)	1,652	1,698
0.750% due 07/15/2028 (e)	7,390	7,773
0.750% due 02/15/2042 (e)	636	674
0.750% due 02/15/2045 (e)	3,933	4,143
0.875% due 01/15/2029 (e)	10,907	11,601
0.875% due 02/15/2047 (e)	6,653	7,243
1.000% due 02/15/2046 (e)	15,332	17,126
1.000% due 02/15/2048 (e)	23,619	26,568
1.000% due 02/15/2049 (e)	969	1,097
1.125% due 01/15/2021 (e)	10,708	10,745
1.375% due 02/15/2044 (e)	9,940	11,935
1.375% due 02/15/2044 (e)(o)	363	436
2.000% due 01/15/2026 (e)	5,787	6,434
2.125% due 02/15/2040 (e)(o)	1,080	1,440
2.125% due 02/15/2041 (e)	7,029	9,457
2.375% due 01/15/2025 (e)(j)	42,355	47,196
2.375% due 01/15/2027 (e)	10,686	12,360
2.500% due 01/15/2029 (e)	6,740	8,156
2.500% due 01/15/2029 (e)(m)(o)	3,884	4,700
3.375% due 04/15/2032 (e)	3,787	5,242

Total U.S. Treasury Obligations (Cost $545,478)		568,588

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%

Alliance Bancorp Trust
2.258% due 07/25/2037 •	815	753

Banc of America Alternative Loan Trust
2.668% due 12/25/2035 ^•	797	652
6.000% due 06/25/2046	569	567

Banc of America Mortgage Trust
4.254% due 08/25/2035 ^~	134	136
4.429% due 11/25/2035 ^~	108	109
4.704% due 06/25/2035 ~	133	129

BCAP LLC Trust
4.143% due 04/26/2036 ~	637	555

Bear Stearns Adjustable Rate Mortgage Trust
3.838% due 03/25/2035 ~	3	3
4.315% due 07/25/2036 ^~	245	238

Citigroup Mortgage Loan Trust, Inc.
5.500% due 08/25/2034	1,741	1,776

Countrywide Alternative Loan Trust
2.128% due 06/25/2046 •	147	144
2.239% due 12/20/2046 ^•	251	229
3.975% due 10/25/2035 ^~	37	33
5.500% due 11/25/2035 ^	65	64
5.500% due 01/25/2036	287	256
6.000% due 08/25/2036 ^•	123	109
6.000% due 04/25/2037	1,152	1,162
6.000% due 04/25/2037 ^	397	330
6.250% due 11/25/2036 ^	111	103

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •	340	334
4.178% due 04/20/2035 ~	13	13
6.000% due 03/25/2037 ^	812	681
6.000% due 05/25/2037 ^	504	387
6.000% due 07/25/2037 ^	1,532	1,274

Credit Suisse Mortgage Capital Certificates Trust
3.322% due 10/25/2058 ~	3,587	3,612

Deutsche ALT-A Securities, Inc.
2.318% due 04/25/2037 •	696	445

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ	302	285

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^	75	55

52	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	377	$378

GSR Mortgage Loan Trust
4.480% due 09/25/2035 ~		$18	19
6.000% due 11/25/2035 ^		428	319

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	4,400	5,422

IndyMac Mortgage Loan Trust
2.198% due 07/25/2047 •		$614	527

JPMorgan Mortgage Trust
4.497% due 06/25/2035 ~		11	11

Lehman Mortgage Trust
5.191% due 01/25/2036 ^~		423	428

MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•		419	77

Morgan Stanley Mortgage Loan Trust
4.323% due 06/25/2036 ~		168	174

New Residential Mortgage Loan Trust
4.500% due 05/25/2058		4,621	4,889

New York Mortgage Trust
4.655% due 05/25/2036 ^~		164	161

Residential Asset Securitization Trust
2.418% due 05/25/2035 •		555	463
2.418% due 01/25/2046 ^•		1,119	484
5.750% due 02/25/2036 ^		229	158
6.250% due 11/25/2036 ^		188	122
6.500% due 06/25/2037		11,611	5,091

Sequoia Mortgage Trust
2.244% due 07/20/2036 •		1,837	1,795

Structured Asset Mortgage Investments Trust
2.228% due 05/25/2036 •		482	459
2.238% due 05/25/2036 •		554	529
2.298% due 02/25/2036 ^•		607	589

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	3,870	4,770

WaMu Mortgage Pass-Through Certificates Trust
3.601% due 11/25/2036 ^~		$462	448
3.876% due 10/25/2035 ~		1,226	1,221
3.941% due 02/25/2037 ^~		77	74
4.401% due 09/25/2033 ~		11	11

Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036		425	352

Wells Fargo Mortgage-Backed Securities Trust
4.827% due 12/25/2033 ~		30	32
4.843% due 11/25/2034 ~		63	65
4.915% due 10/25/2035 ~		45	46

Total Non-Agency Mortgage-Backed Securities (Cost $43,185)			43,548

ASSET-BACKED SECURITIES 9.8%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.798% due 05/25/2034 •		2,746	2,763

Argent Securities Trust
2.178% due 05/25/2036 •		1,713	650

Asset-Backed Securities Corp. Home Equity Loan Trust
4.264% due 08/15/2033 •		96	96

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	1,300	1,419

B&M CLO Ltd.
3.052% due 04/16/2026 •		$303	303

Babson Euro CLO BV
0.447% due 10/25/2029 •	EUR	300	327

Barings Euro CLO BV
0.680% due 07/27/2030 •		400	437

Bayview Koitere Fund Trust
3.967% due 07/28/2033 þ		$2,229	2,237

Bear Stearns Asset-Backed Securities Trust
2.648% due 02/25/2036 •		4,645	4,645

CIFC Funding Ltd.
3.136% due 10/25/2027 •		1,020	1,018

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		$443	$449

Citigroup Mortgage Loan Trust
2.098% due 01/25/2037 •		329	248

Citigroup Mortgage Loan Trust, Inc.
2.348% due 10/25/2036 •		2,300	2,229

Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 •		461	420
2.218% due 09/25/2037 •		125	105
2.248% due 05/25/2037 •		1,100	1,055
2.268% due 03/25/2037 •		2,200	2,104
2.818% due 10/25/2035 •		5,244	5,273
5.805% due 04/25/2036 ^~		87	79

Countrywide Asset-Backed Certificates Trust
2.978% due 10/25/2035 •		2,192	2,203

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		529	254

CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •		541	541

Dorchester Park CLO DAC
3.178% due 04/20/2028 •		800	797

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	300	327

Evans Grove CLO Ltd.
3.064% due 05/28/2028 •		$1,400	1,388

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		837	837

First Franklin Mortgage Loan Trust
2.488% due 11/25/2036 •		2,600	2,368

Fremont Home Loan Trust
2.153% due 10/25/2036 •		295	278
2.168% due 10/25/2036 •		5,257	2,602
2.258% due 10/25/2036 •		2,890	1,464

GSAMP Trust
2.178% due 05/25/2046 •		104	103

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •		667	667

Home Equity Asset Trust
2.468% due 02/25/2036 •		4,900	4,818

Home Equity Mortgage Loan Asset-Backed Trust
2.238% due 04/25/2037 •		442	351

ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •		670	667

IndyMac Mortgage Loan Trust
2.088% due 07/25/2036 •		928	418

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		1,700	1,701

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		610	608

JPMorgan Mortgage Acquisition Trust
2.228% due 10/25/2036 •		189	185

Lehman XS Trust
2.178% due 05/25/2036 •		1,304	1,347
4.988% due 06/25/2036 þ		919	958

LoanCore Issuer Ltd.
3.158% due 05/15/2036 •		1,600	1,602

Long Beach Mortgage Loan Trust
2.318% due 01/25/2036 •		1,936	1,837

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		970	962

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	500	546

Marlette Funding Trust
2.690% due 09/17/2029		$356	357

MASTR Asset-Backed Securities Trust
2.258% due 06/25/2036 •		289	170
2.588% due 01/25/2036 •		5,000	4,954

MidOcean Credit CLO
3.103% due 04/15/2027 •		996	993

Monarch Grove CLO
3.156% due 01/25/2028 •		1,350	1,345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
2.088% due 10/25/2036 •		$165	$104
2.128% due 10/25/2036 •		23	15
2.148% due 10/25/2036 •		1,326	1,281
2.168% due 06/25/2036 •		1,736	1,220

Morgan Stanley Mortgage Loan Trust
2.248% due 02/25/2037 •		210	98
5.726% due 10/25/2036 ^þ		244	121

Neuberger Berman CLO Ltd.
3.103% due 07/15/2027 •		750	750

NovaStar Mortgage Funding Trust
2.188% due 11/25/2036 •		190	83

Octagon Investment Partners Ltd.
3.153% due 07/15/2027 •		320	319

Palmer Square Loan Funding Ltd.
3.493% due 04/20/2027 •		5,300	5,301

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.768% due 07/25/2035 •		29	29

Renaissance Home Equity Loan Trust
3.590% due 09/25/2037		6,069	3,347

Residential Asset Securities Corp. Trust
2.258% due 08/25/2036 •		600	467
2.268% due 11/25/2036 ^•		4,234	3,865

Securitized Asset-Backed Receivables LLC Trust
2.178% due 07/25/2036 •		2,479	1,320
2.268% due 05/25/2036 •		1,006	648

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		3,400	3,398

Soundview Home Loan Trust
2.078% due 11/25/2036 •		143	60
2.298% due 05/25/2036 •		500	493

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		5,253	5,313

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		384	385

Starwood Commercial Mortgage Trust
3.369% due 07/15/2038 •		1,200	1,201

Structured Asset Investment Loan Trust
2.738% due 10/25/2035 •		4,300	4,264

Structured Asset Securities Corp. Mortgage Loan Trust
3.600% due 04/25/2035 •		27	27

Symphony CLO Ltd.
3.183% due 04/15/2028 •		300	299

Telos CLO Ltd.
3.253% due 04/17/2028 •		570	569

THL Credit Wind River CLO Ltd.
3.173% due 10/15/2027 •		250	250
3.183% due 01/15/2026 •		1,100	1,101

TICP CLO Ltd.
3.078% due 07/20/2027 •		380	379
3.118% due 04/20/2028 •		800	800

Tralee CLO Ltd.
3.308% due 10/20/2027 •		1,200	1,200

Venture CDO Ltd.
3.183% due 04/15/2027		730	727

Venture CLO Ltd.
2.944% due 02/28/2026 •		2,843	2,836
3.183% due 07/15/2027 •		1,000	1,001

Wachovia Mortgage Loan Trust
2.678% due 10/25/2035 •		117	117

WhiteHorse Ltd.
3.233% due 04/17/2027 •		949	947

Total Asset-Backed Securities (Cost $103,383)			107,840

SOVEREIGN ISSUES 12.4%

Argentina Government International Bond
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	4,165	31
79.499% (ARLLMONP) due 06/21/2020 ~(a)		98,392	742

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Australia Government International Bond
1.250% due 02/21/2022	AUD	18,950	$13,298
3.000% due 09/20/2025		7,827	6,342

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	700	830

Autonomous Community of Valencia
4.900% due 03/17/2020		2,200	2,453

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (d)	BRL	3,712	882

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	996,171	9,609
0.100% due 03/10/2029 (e)		1,704,230	16,439

Peru Government International Bond
5.940% due 02/12/2029	PEN	4,200	1,411
6.150% due 08/12/2032		7,700	2,610

Qatar Government International Bond
3.875% due 04/23/2023		$2,200	2,330

Saudi Government International Bond
4.000% due 04/17/2025		3,710	3,981

United Kingdom Gilt
0.125% due 08/10/2028 (e)	GBP	9,124	14,811
0.125% due 11/22/2065 (e)		398	1,284
0.625% due 03/22/2040 (e)		3,744	8,341
1.250% due 11/22/2027 (e)		13,441	23,137
1.750% due 09/07/2037		200	282
1.875% due 11/22/2022 (e)		18,933	27,224

Total Sovereign Issues (Cost $141,347)			136,037

		SHARES
COMMON STOCKS 1.2%

CONSUMER DISCRETIONARY 0.2%

GrandVision NV		35,633	1,067

Greene King PLC		107,776	1,123

			2,190

ENERGY 0.4%

Cheniere Energy, Inc. (b)		31,827	2,007

ONEOK, Inc.		34,056	2,510

			4,517

HEALTH CARE 0.2%

Medidata Solutions, Inc. (b)		11,760	1,076

Spark Therapeutics, Inc. (b)		8,857	859

			1,935

INDUSTRIALS 0.2%

Advanced Disposal Services, Inc. (b)		32,757	1,067

WABCO Holdings, Inc. (b)		7,721	1,032

			2,099

INFORMATION TECHNOLOGY 0.2%

Cypress Semiconductor Corp.		47,115	1,100

Versum Materials, Inc.		20,733	1,097

			2,197

Total Common Stocks (Cost $12,434)			12,938

	SHARES	MARKET VALUE (000S)
MASTER LIMITED PARTNERSHIPS 0.5%

ENERGY 0.5%

Enterprise Products Partners LP	73,242	$2,093

Plains All American Pipeline LP	86,112	1,787

Energy Transfer LP	134,765	1,763

Total Master Limited Partnerships (Cost $5,956)		5,643

REAL ESTATE INVESTMENT TRUSTS 8.1%

REAL ESTATE 8.1%

Alexandria Real Estate Equities, Inc.	20,853	3,212

American Campus Communities, Inc.	19,272	927

American Homes 4 Rent ‘A’	44,012	1,139

American Tower Corp.	8,691	1,922

Apartment Investment & Management Co. (k)	25,941	1,353

AvalonBay Communities, Inc.	18,407	3,964

Boston Properties, Inc.	12,995	1,685

Camden Property Trust	9,029	1,002

CoreSite Realty Corp.	3,826	466

Crown Castle International Corp.	6,121	851

CubeSmart	28,488	994

CyrusOne, Inc.	5,481	434

Digital Realty Trust, Inc.	19,632	2,548

Douglas Emmett, Inc.	33,308	1,427

Duke Realty Corp.	71,896	2,442

Equinix, Inc.	5,600	3,230

Equity LifeStyle Properties, Inc.	8,736	1,167

Equity Residential	52,621	4,539

Essex Property Trust, Inc.	7,364	2,405

Extra Space Storage, Inc.	11,445	1,337

Federal Realty Investment Trust	4,842	659

First Industrial Realty Trust, Inc.	25,778	1,020

Gaming and Leisure Properties, Inc.	14,765	565

HCP, Inc.	29,673	1,057

Healthcare Trust of America, Inc. ‘A’	10,964	322

Host Hotels & Resorts, Inc.	86,264	1,492

Hudson Pacific Properties, Inc.	35,762	1,197

Invitation Homes, Inc.	66,239	1,961

JBG SMITH Properties	11,265	442

Kilroy Realty Corp.	19,025	1,482

Liberty Property Trust	25,705	1,319

Life Storage, Inc.	9,321	983

MGM Growth Properties LLC	37,112	1,115

Mid-America Apartment Communities, Inc.	14,211	1,848

Prologis, Inc.	65,061	5,544

Public Storage	13,477	3,305

Regency Centers Corp.	21,771	1,513

Rexford Industrial Realty, Inc. (k)	18,955	834

Ryman Hospitality Properties, Inc. (k)	14,836	1,214

Sabra Health Care REIT, Inc.	18,023	414

	SHARES	MARKET VALUE (000S)

SBA Communications Corp.	7,926	$1,911

Simon Property Group, Inc.	40,799	6,350

SL Green Realty Corp.	11,711	957

STORE Capital Corp.	5,678	212

Sun Communities, Inc.	30,890	4,586

Sunstone Hotel Investors, Inc.	36,142	497

Taubman Centers, Inc.	3,768	154

UDR, Inc.	33,925	1,645

Ventas, Inc.	36,202	2,644

Vornado Realty Trust	27,538	1,753

Welltower, Inc.	28,694	2,601

Total Real Estate Investment Trusts (Cost $67,704)		88,640

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (i) 1.1%
		12,601

U.S. TREASURY BILLS 0.4%
1.893% due 11/07/2019 - 12/26/2019 (c)(d)(o)	$4,746	4,729

Total Short-Term Instruments (Cost $17,329)		17,330

Total Investments in Securities (Cost $1,334,891)		1,381,387

INVESTMENTS IN AFFILIATES 9.0%

MUTUAL FUNDS 8.1% (g)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	11,437,038	89,552

Total Mutual Funds (Cost $109,389)		89,552

SHORT-TERM INSTRUMENTS 0.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.9%

PIMCO Short-Term Floating NAV Portfolio III	1,054,209	10,429

Total Short-Term Instruments (Cost $10,429)		10,429

Total Investments in Affiliates (Cost $119,818)		99,981

Total Investments 134.6% (Cost $1,454,709)		$1,481,368

Financial Derivative Instruments (l)(n) (1.2)% (Cost or Premiums, net $248)		(13,196)

Other Assets and Liabilities, net (33.4)%		(367,798)

Net Assets 100.0%		$1,100,374

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

54	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Institutional Class Shares of each Fund.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$2,401	U.S. Treasury Notes 2.250% - 2.375% due 03/15/2021 - 03/31/2021	$(2,453)	$2,401	$2,401
MBC	2.450	09/30/2019	10/01/2019	10,200	U.S. Treasury Notes 2.875% due 04/30/2025	(10,536)	10,200	10,201

Total Repurchase Agreements						$(12,989)	$12,601	$12,602

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.330%	07/24/2019	10/22/2019	$(627)	$(630)
BOS	2.150	09/30/2019	10/07/2019	(37,620)	(12,542)
BSN	2.250	08/12/2019	10/11/2019	(23,331)	(23,404)
	2.290	08/01/2019	10/02/2019	(4,175)	(4,191)
	2.310	08/02/2019	10/03/2019	(19,751)	(19,826)
GRE	2.260	09/12/2019	10/03/2019	(731)	(731)
	2.270	08/15/2019	10/15/2019	(6,801)	(6,821)
	2.280	08/20/2019	10/07/2019	(1,987)	(1,993)
	2.450	09/17/2019	10/01/2019	(7,278)	(7,285)

Total Reverse Repurchase Agreements					$(77,423)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BPG	2.170%	08/27/2019	11/27/2019	$(613)	$(614)
MSC	2.950	09/30/2019	10/01/2019	(6,102)	(6,103)

Total Sale-Buyback Transactions					$(6,717)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (1.0)%
Fannie Mae UMBS, TBA	3.000%	11/01/2049	$11,000	$(11,147)	$(11,162)

Total Short Sales (1.0)%				$(11,147)	$(11,162)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(630)	$0	$(630)	$627	$(3)
BOS	0	(12,542)	0	(12,542)	12,548	6
BSN	0	(47,421)	0	(47,421)	47,497	76
FICC	2,401	0	0	2,401	(2,453)	(52)
GRE	0	(16,830)	0	(16,830)	16,748	(82)
MBC	10,201	0	0	10,201	(10,536)	(335)

Master Securities Forward Transaction Agreement
BPG	0	0	(614)	(614)	607	(7)
MSC	0	0	(6,103)	(6,103)	6,102	(1)

Total Borrowings and Other Financing Transactions	$12,602	$(77,423)	$(6,717)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(7,285)	$(70,138)	$0	$0	$(77,423)

Total	$(7,285)	$(70,138)	$0	$0	$(77,423)

Sale-Buyback Transactions
U.S. Treasury Obligations	(6,103)	0	(614)	0	(6,717)

Total	$(6,103)	$0	$(614)	$0	$(6,717)

Total Borrowings	$(13,388)	$(70,138)	$(614)	$0	$(84,140)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(84,140)

(k)

Securities with an aggregate market value of $2,953 and cash of $2 have been pledged as collateral as of September 30, 2019 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $84,158 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(68,189) at a weighted average interest rate of 2.493%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(2) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.500	11/22/2019	32	$64	$0	$0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.500	11/22/2019	64	64	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	431	431	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	720	720	6	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	110	110	1	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	125.000	11/22/2019	47	47	0	0
Put - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	130.000	11/22/2019	7	7	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	240.000	11/22/2019	12	12	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	295.000	11/22/2019	81	81	1	0

					$ 13	$2

56	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOE S&P 500	2,600.000	12/20/2019	17	$2	$206	$28
Put - CBOE S&P 500	2,700.000	03/20/2020	18	2	222	109
Put - CBOE S&P 500	2,800.000	06/19/2020	19	2	253	212

					$681	$349

Total Purchased Options					$694	$351

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	$130.000	10/25/2019	2	$2	$(1)	$(2)
Put - CBOT U.S. Treasury 10-Year Note November 2019 Futures	130.000	10/25/2019	2	2	(2)	(1)

					$(3)	$(3)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOE S&P 500	2,500.000	12/20/2019	17	$ 2	$(160)	$(17)
Put - CBOE S&P 500	2,600.000	03/20/2020	18	2	(177)	(81)
Put - CBOE S&P 500	2,700.000	06/19/2020	19	2	(201)	(168)

					$(538)	$(266)

Total Written Options					$(541)	$(269)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Brent 1st Line April Futures	04/2020	1	$	0	$0	$0	$0
Brent 1st Line August Futures	08/2020	1		(1)	0	0	0
Brent 1st Line December Futures	12/2020	1		(1)	0	0	0
Brent 1st Line February Futures	02/2020	1		0	0	0	0
Brent 1st Line January Futures	01/2020	1		0	0	0	0
Brent 1st Line July Futures	07/2020	1		(1)	0	0	0
Brent 1st Line June Futures	06/2020	1		0	0	0	0
Brent 1st Line March Futures	03/2020	1		0	0	0	0
Brent 1st Line May Futures	05/2020	1		0	0	0	0
Brent 1st Line November Futures	11/2020	1		(1)	0	0	0
Brent 1st Line October Futures	10/2020	1		(1)	0	0	0
Brent 1st Line September Futures	09/2020	1		(1)	0	0	0
Brent Crude December Futures	10/2021	103		5,708	(713)	0	(86)
Call Options Strike @ EUR 114.900 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	4,521		25	(3)	0	0
Call Options Strike @ EUR 141.000 on Euro-Bobl December 2019 Futures(1)	11/2019	133		1	0	0	0
Call Options Strike @ EUR 144.000 on Euro-Bobl December 2019 Futures(1)	11/2019	158		1	0	0	0
Call Options Strike @ EUR 172.000 on Euro-BTP 10-Year Bond December 2019 Futures(1)	11/2019	2		0	0	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	664		7	0	0	0
Copper December Futures	12/2019	10		1,431	(163)	0	(163)
Cotton No. 2 December Futures	12/2019	12		365	(41)	0	0
E-mini NASDAQ 100 Index December Futures	12/2019	34		5,284	(87)	47	0
Euro-BTP Italy Government Bond December Futures	12/2019	450		55,272	(49)	39	0
Euro-Bund 10-Year Bond December Futures	12/2019	529		100,470	(596)	28	(135)
Henry Hub Natural Gas Swap December Futures	11/2019	12		75	(10)	0	(2)
Henry Hub Natural Gas Swap November Futures	10/2019	12		70	(15)	0	(2)
Platinum January Futures	01/2020	80		3,557	(286)	0	(188)
Put Options Strike @ EUR 151.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	754		8	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	65		1	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 158.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	104	$	1	$0	$0	$0
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	150		57	4	0	(3)
Topix Index December Futures	12/2019	38		5,581	211	0	(63)
U.S. Treasury 2-Year Note December Futures	12/2019	37		7,974	7	0	(1)
U.S. Treasury 10-Year Note December Futures	12/2019	847		110,375	(529)	0	(102)
U.S. Treasury 30-Year Bond December Futures	12/2019	55		8,927	(36)	0	(2)
Wheat December Futures	12/2019	72		1,785	66	31	0
WTI Brent Financial December Futures	12/2019	9		(39)	39	0	(1)
WTI Brent Financial November Futures	11/2019	9		(41)	37	0	(1)
WTI Brent Financial October Futures	10/2019	9		(47)	32	0	0
WTI Crude December Futures	11/2019	612		33,036	(5,190)	0	(1,108)
WTI Crude December Futures	11/2020	241		12,173	(2,485)	0	(272)
WTI Crude July Futures	06/2021	2		100	0	0	(2)
WTI Crude June Futures	05/2021	60		3,004	(373)	0	(58)
WTI Crude May Futures	04/2021	2		100	0	0	(2)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2019	9		21	0	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2019	9		25	4	0	(1)
WTI Midland vs WTI Trade April Futures	03/2020	5		10	9	0	0
WTI Midland vs WTI Trade August Futures	07/2020	9		18	15	0	(1)
WTI Midland vs WTI Trade December Futures	11/2020	9		18	16	0	(1)
WTI Midland vs WTI Trade February Futures	01/2020	5		9	9	0	0
WTI Midland vs WTI Trade January Futures	12/2019	5		9	9	0	0
WTI Midland vs WTI Trade July Futures	06/2020	9		18	15	0	(1)
WTI Midland vs WTI Trade June Futures	05/2020	5		10	9	0	0
WTI Midland vs WTI Trade March Futures	02/2020	5		9	9	0	0
WTI Midland vs WTI Trade May Futures	04/2020	5		10	9	0	0
WTI Midland vs WTI Trade November Futures	10/2020	9		18	16	0	(1)
WTI Midland vs WTI Trade October Futures	09/2020	9		18	16	0	(1)
WTI Midland vs WTI Trade September Futures	08/2020	9		18	15	0	(1)

					$(10,029)	$145	$(2,199)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Note December Futures	12/2019	226	$	(17,647)	$(64)	$17	$0
Australia Government 10-Year Bond December Futures	12/2019	23		(2,287)	(13)	13	(1)
Brent Crude December Futures	10/2020	38		(2,125)	38	41	0
Brent Crude December Futures	10/2022	65		(3,631)	127	42	0
Call Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	159		(3)	81	1	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	22		(46)	(13)	2	(1)
Call Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	59		(53)	(1)	4	0
Call Options Strike @ EUR 178.500 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	75		(9)	43	2	0
Copper December Futures	12/2019	22		(1,418)	44	10	0
Corn December Futures	12/2019	15		(291)	(9)	0	(12)
Corn March Futures	03/2020	8		(160)	(4)	0	(6)
E-mini S&P 500 Index December Futures	12/2019	54		(8,042)	79	0	(41)
Euro STOXX 50 December Futures	12/2019	267		(10,346)	(143)	0	(111)
Euro-Bobl December Futures	12/2019	302		(44,651)	269	0	(33)
Euro-BTP Italy Government Bond December Futures	12/2019	2		(318)	(1)	0	0
Euro-OAT France Government 10-Year Bond December Futures	12/2019	639		(118,617)	1,665	91	(14)
Euro-Schatz December Futures	12/2019	4,267		(522,426)	1,491	0	(171)
FTSE 100 Index December Futures	12/2019	3		(272)	(4)	0	(3)
Gold 100 oz. December Futures	12/2019	40		(5,892)	(16)	144	0
Henry Hub Natural Gas December Futures	11/2019	12		(75)	8	2	0
Henry Hub Natural Gas November Futures	10/2019	12		(70)	13	2	0
Japan Government 10-Year Bond December Futures	12/2019	20		(28,674)	12	39	0
JPX Nikkei Index 400 December Futures	12/2019	418		(5,490)	(197)	62	0
Mini MSCI Emerging Markets Index December Futures	12/2019	72		(3,607)	102	0	(18)
Put Options Strike @ EUR 112.200 on Euro-Schatz Bond December 2019 Futures(1)	11/2019	528		(20)	29	9	0
Put Options Strike @ EUR 136.500 on Euro-Bobl November 2019 Futures(1)	10/2019	159		(151)	(60)	18	0
Put Options Strike @ EUR 170.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	150		(8)	7	2	0

58	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Put Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	22	$	(16)	$16	$0	$0
Put Options Strike @ EUR 175.000 on Euro-Bund 10-Year Bond December 2019 Futures(1)	11/2019	59		(101)	19	3	(3)
U.S. Treasury 5-Year Note December Futures	12/2019	506		(60,289)	209	24	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	95		(18,231)	520	0	(6)
United Kingdom Long Gilt December Futures	12/2019	341		(56,284)	(242)	0	(124)
WTI Crude December Futures	11/2019	612		(33,036)	5,817	1,108	0
WTI Crude December Futures	11/2020	273		(13,789)	2,200	309	0
WTI Crude December Futures	11/2021	32		(1,599)	40	26	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2020	5		(11)	9	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2020	9		(21)	19	1	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	9		(21)	19	1	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2020	5		(11)	9	0	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2019	5		(12)	9	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2020	9		(21)	19	0	0
WTI Houston (Argus) vs. WTI Trade June Futures	05/2020	5		(12)	8	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2020	5		(11)	9	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2020	5		(12)	9	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	9		(21)	19	1	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2020	9		(21)	19	1	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2020	9		(20)	20	1	0

					$12,230	$1,976	$(544)

Total Futures Contracts					$2,201	$2,121	$(2,743)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Altria Group, Inc.	(1.000)%	Quarterly	06/20/2021	0.191%	$ 1,000	$(30)	$16	$(14)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.158%	EUR 760	$12	$(3)	$9	$0	$0
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454	200	1	(1)	0	0	0

						$13	$(4)	$9	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	(1.000)%	Quarterly	12/20/2024	$111,330	$(2,187)	$(35)	$(2,222)	$0	$(86)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$27,700	$(937)	$(355)	$(1,292)	$19	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	2,400	(118)	(7)	(125)	1	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024	31,185	2,385	(137)	2,248	71	0

					$1,330	$(499)	$831	$91	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	7,120	$16	$(845)	$(829)	$21	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,900	5	(421)	(416)	6	0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.499	Annual	12/20/2047		1,840	5	(440)	(435)	6	0
Receive(7)	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		1,550	0	28	28	0	0
Pay(7)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		1,550	0	(29)	(29)	0	0
Receive(7)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		34,800	394	(1,900)	(1,506)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		5,560	201	(313)	(112)	1	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,400	(29)	1	(28)	0	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		300	26	(26)	0	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,990	261	(514)	(253)	3	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	09/12/2029		108,200	253	(775)	(522)	7	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		9,140	(919)	2,642	1,723	13	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	13,680	(1)	(4)	(5)	0	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		385,260	(21)	(153)	(174)	8	0
Receive	CPURNSA	2.027	Maturity	11/23/2020	$	8,300	0	(31)	(31)	0	(5)
Receive	CPURNSA	1.578	Maturity	11/24/2020		11,900	221	(68)	153	0	(8)
Receive	CPURNSA	2.021	Maturity	11/25/2020		8,000	0	(29)	(29)	0	(5)
Receive	CPURNSA	1.550	Maturity	07/26/2021		2,700	91	(44)	47	0	(1)
Receive	CPURNSA	1.445	Maturity	09/09/2021		4,800	0	4	4	0	(4)
Receive	CPURNSA	1.603	Maturity	09/12/2021		2,160	65	(38)	27	0	(2)
Receive	CPURNSA	1.592	Maturity	09/20/2021		10,500	(1)	(24)	(25)	0	(9)
Receive	CPURNSA	2.069	Maturity	07/15/2022		1,800	0	(25)	(25)	0	(2)
Receive	CPURNSA	2.210	Maturity	02/05/2023		10,870	0	(288)	(288)	0	(13)
Receive	CPURNSA	2.263	Maturity	05/09/2023		1,820	0	(60)	(60)	0	(3)
Receive	CPURNSA	2.281	Maturity	05/10/2023		5,590	0	(200)	(200)	0	(18)
Pay	CPURNSA	2.102	Maturity	07/20/2027		2,100	0	70	70	5	0
Pay	CPURNSA	2.155	Maturity	10/17/2027		3,700	0	139	139	8	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		4,720	10	287	297	11	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		1,820	0	124	124	4	0
Pay	CPURNSA	2.360	Maturity	05/09/2028		2,740	0	188	188	6	0
Pay	CPURNSA	2.364	Maturity	05/10/2028		5,590	0	386	386	13	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		7,000	0	295	295	18	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,300	0	28	28	4	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	6,500	0	11	11	7	0
Pay	UKRPI	3.513	Maturity	09/15/2028		3,900	0	(96)	(96)	4	0
Pay	UKRPI	3.593	Maturity	11/15/2028		2,670	0	(28)	(28)	3	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,400	0	(14)	(14)	2	0
Pay	UKRPI	3.633	Maturity	12/15/2028		2,800	0	(11)	(11)	3	0
Pay	UKRPI	3.325	Maturity	08/15/2030		100	0	(4)	(4)	0	0
Pay	UKRPI	3.300	Maturity	12/15/2030		4,475	(266)	(11)	(277)	10	0
Pay	UKRPI	3.100	Maturity	06/15/2031		2,750	(291)	(89)	(380)	7	0
Pay	UKRPI	3.530	Maturity	10/15/2031		1,330	34	(60)	(26)	4	0
Pay	UKRPI	3.500	Maturity	09/15/2033		10,380	8	(205)	(197)	40	0
Pay	UKRPI	3.579	Maturity	10/15/2033		210	0	2	2	1	0
Pay	UKRPI	3.580	Maturity	06/15/2039		930	1	37	38	7	0
Pay	UKRPI	3.590	Maturity	06/15/2039		1,030	0	47	47	7	0
Pay	UKRPI	3.600	Maturity	06/15/2039		3,680	(1)	184	183	26	0

							$62	$(2,272)	$(2,210)	$256	$(70)

Total Swap Agreements							$(812)	$(2,794)	$(3,606)	$347	$(156)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin(8) Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$351	$2,164	$347	$2,862	$(269)	$(2,743)	$(156)	$(3,168)

(m)

Securities with an aggregate market value of $15,555 and cash of $5,132 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

60	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin Asset of $(43) for closed futures is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Unrealized Appreciation/ (Depreciation)
				Asset	Liability

BOA	10/2019	CZK	34,839		$1,490	$17	$0
	10/2019	DKK	26,043		4,000	198	0
	10/2019		$24,604	AUD	36,415	0	(26)
	10/2019		25,167	DKK	171,073	0	(193)
	10/2019		88,178	GBP	71,563	0	(188)
	11/2019	AUD	36,415		$24,632	25	0
	11/2019	GBP	71,563		88,297	189	0
	11/2019	TWD	23,392		746	0	(11)
	01/2020	DKK	171,073		25,372	202	0
	01/2020		$1,490	CZK	34,761	0	(17)

BPS	10/2019	CLP	614,563		$851	8	0
	10/2019	DKK	114,660		17,521	782	0
	10/2019	IDR	13,089,762		917	0	(6)
	10/2019	KRW	1,087,019		909	0	0
	10/2019	TRY	5,344		918	0	(27)
	10/2019		$847	CLP	614,563	0	(4)
	10/2019		1,504	CZK	34,993	0	(25)
	10/2019		2,221	EUR	2,004	0	(37)
	10/2019		897	KRW	1,087,019	12	0
	10/2019		1,835	PHP	95,887	15	0
	12/2019		9,511	IDR	137,121,627	66	0
	12/2019		5,078	SGD	7,006	0	(4)
	12/2019		5,186	TWD	161,316	42	0

BRC	10/2019	MXN	17,562		$902	12	0
	10/2019		$22,925	EUR	20,967	0	(72)
	10/2019		4,968	INR	364,903	182	0
	10/2019		918	KRW	1,113,405	12	0
	10/2019		899	MXN	17,562	0	(12)
	10/2019		2,689	ZAR	37,840	0	(192)
	10/2019	ZAR	37,102		$2,456	8	0
	11/2019	EUR	20,967		22,981	71	0

CBK	10/2019	CAD	3,731		2,800	0	(16)
	10/2019	DKK	24,238		3,717	179	0
	10/2019	GBP	66,242		80,839	0	(609)
	10/2019		$613	EUR	558	0	(5)
	11/2019	COP	397,903		$118	4	0
	12/2019		$1,144	PHP	59,619	3	0

DUB	10/2019		909	MXN	17,796	0	(10)

GLM	10/2019	BRL	38,641		$9,293	0	(7)
	10/2019	DKK	6,565		1,008	49	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2019	PHP	48,043		$928	$1	$0
	10/2019	RUB	120,952		1,815	0	(46)
	10/2019	TRY	5,305		918	0	(14)
	10/2019		$9,279	BRL	38,641	21	0
	10/2019		918	INR	65,894	12	0
	10/2019		918	PHP	48,043	9	0
	11/2019		9,275	BRL	38,641	4	0
	11/2019		2,596	RUB	171,084	28	0
	12/2019		970	CLP	658,894	0	(65)
	12/2019		1,450	MYR	6,073	0	(3)
	12/2019		1,763	THB	53,943	3	0

HUS	10/2019	AUD	36,415		$24,590	11	0
	10/2019	CLP	604,650		833	4	0
	10/2019	IDR	13,000,716		919	4	0
	10/2019	MXN	79,479		4,030	17	0
	10/2019	TRY	10,613		1,826	0	(41)
	10/2019		$928	KRW	1,106,490	0	(5)
	10/2019		4,900	MXN	97,816	42	0
	10/2019		918	PHP	48,067	9	0
	11/2019	TWD	74,910		$2,393	0	(29)
	12/2019		$1,503	HKD	11,791	3	0
	12/2019		9,236	INR	677,031	257	0
	12/2019		455	KRW	551,160	6	0
	01/2020		3,984	MXN	79,479	0	(17)

JPM	10/2019	BRL	38,641		$9,279	0	(21)
	10/2019	CLP	617,447		864	17	0
	10/2019	GBP	6,271		7,724	14	0
	10/2019	IDR	39,014,284		2,747	7	(9)
	10/2019	INR	365,400		4,968	0	(189)
	10/2019	MXN	77,588		4,028	101	0
	10/2019	PEN	6,689		2,017	34	0
	10/2019	TRY	2,569		446	0	(6)
	10/2019		$9,337	BRL	38,641	0	(37)
	10/2019		1,149	GBP	950	19	0
	10/2019		921	IDR	13,016,882	0	(4)
	10/2019		918	INR	65,330	4	0
	10/2019		4,876	MXN	95,614	0	(38)
	10/2019		4,165	ZAR	59,746	0	(223)
	12/2019		1,431	ILS	5,017	17	0
	01/2020	BRL	3,712		$965	76	0
	01/2020		$3,960	MXN	77,588	0	(96)
	02/2020	PLN	6,218		$1,583	30	0

RYL	10/2019	CLP	1,229,125		1,699	13	0
	10/2019		$1,365	CLP	982,178	0	(18)
	10/2019		875	MXN	17,562	15	0
	03/2020		279	CNH	2,013	2	0

SCX	10/2019	EUR	23,529		$26,111	466	0
	11/2019	TWD	29,827		953	0	(11)
	02/2020		$1,537	HUF	455,380	0	(43)

SOG	10/2019	GBP	314		$384	0	(2)
	10/2019	PHP	48,043		920	0	(7)
	10/2019		$1,847	PHP	96,087	7	(1)

SSB	10/2019	CLP	624,840		$874	17	0

UAG	10/2019	JPY	2,112,000		20,019	486	0
	10/2019		$19,624	JPY	2,112,000	0	(91)
	10/2019		11,091	RUB	717,965	0	(40)
	11/2019	JPY	2,112,000		$19,668	92	0
	12/2019		$6,683	CNY	47,736	4	0

Total Forward Foreign Currency Contracts						$3,928	$(2,517)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value		Expiration Date	# of Contracts	Cost	Market Value
MYI	Put - OTC S&P 500 U&I @ 2,683.000	10Y USISDA	2.677	03/20/2020	1,807	$ 42	$1

62	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC USD versus INR	INR	80.500	10/18/2019	16,176	$142	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049	$72.500	10/03/2019	86,800	$3	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	34,400	1	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 11/01/2049	76.500	11/06/2019	36,000	2	0

JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 11/01/2049	73.000	11/06/2019	14,700	1	0

					$7	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	02/13/2020	20,100	$2,013	$2,445

Total Purchased Options					$2,204	$2,446

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	2,600	$ (3)	$ 0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	7,300	(10)	(2)

BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,500	(3)	(1)
	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	1,700	(1)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	1,700	(2)	(2)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,700	(4)	(1)

DBL	Call - OTC iTraxx Europe 32 5-Year Index	Buy	0.475	01/15/2020	3,500	(2)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	0.800	01/15/2020	3,500	(5)	(4)

DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	2,400	(3)	0

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	3,600	(6)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	4,800	(6)	(1)

						$ (45)	$ (15)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC USD versus INR	INR	71.500	10/18/2019	8,088	$(138)	$(101)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(4)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,900	$(86)	$(2)

JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	700	(5)	0
	Cap - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	5,400	(29)	15
	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	5,400	(29)	14
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	7,200	(81)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	3,200	(59)	(1)

						$(289)	$26

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000%	12/13/2019	800	$(22)	$(15)

DUB	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.000	12/13/2019	2,500	(57)	(46)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.250	12/13/2019	3,800	(95)	(177)

							$(174)	$(238)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	118,600	$(92)	$(76)

Total Written Options						$(738)	$(404)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	EURMARGIN CAL20	$10.000	Maturity	12/31/2020	16,800	$0	$(22)	$0	$(22)
	Receive	FUELCO 4Q19	16.150	Maturity	12/31/2019	66	0	(1)	0	(1)
	Pay	FUELCO 4Q19	13.500	Maturity	12/31/2019	2,700	(1)	30	29	0
	Receive	JETBRENT 4Q19 «	0.700	Maturity	12/31/2019	8,850	0	37	37	0
	Receive	JETBRENT 4Q19 «	0.480	Maturity	12/31/2019	14,205	0	55	55	0
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	14,205	0	(43)	0	(43)
	Receive	PLATGOLD F0	598.750	Maturity	01/08/2020	5,200	0	71	71	0

CBK	Receive	MEHMID CAL20	1.840	Maturity	12/31/2021	134,400	(1)	(25)	0	(26)

GST	Receive	CLCO CAL19	5.300	Maturity	12/31/2019	20,400	1	9	10	0
	Pay	Cotton No. 2 December Futures	73.580	Maturity	11/08/2019	600,000	0	76	76	0
	Pay	EBOBFUEL 4Q19	26.450	Maturity	12/31/2019	2,100	0	(6)	0	(6)
	Pay	JETBRENT CAL19 «	0.000	Maturity	12/31/2019	8,850	0	(29)	0	(29)
	Receive	MEHCL CAL19	2.650	Maturity	12/31/2019	13,600	(5)	4	0	(1)
	Receive	PLATGOLD F0	599.250	Maturity	01/08/2020	600	0	9	9	0

JPM	Pay	CBOT Wheat December Futures	5.040	Maturity	11/22/2019	360,000	0	30	30	0
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	2,400	0	19	19	0
	Receive	EURMARGIN CAL20	9.900	Maturity	12/31/2020	32,400	0	(39)	0	(39)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	14,400	0	(28)	0	(28)
	Pay	FUELCO 4Q19	13.000	Maturity	12/31/2019	900	0	10	10	0

MAC	Receive	CLCO CAL19	5.380	Maturity	12/31/2019	17,400	(5)	15	10	0
	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	2,400	0	19	19	0
	Receive	MEHCL CAL19	2.700	Maturity	12/31/2019	11,600	0	(2)	0	(2)

MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	1,800	0	15	15	0
	Receive	EURMARGIN 2H19	7.150	Maturity	12/31/2019	8,700	0	(8)	0	(8)
	Receive	EURMARGIN 2Q4Q19	6.580	Maturity	12/31/2019	1,800	0	(1)	0	(1)
	Receive	EURMARGIN CAL19	8.920	Maturity	12/31/2019	17,400	0	(8)	0	(8)
	Receive	EURMARGIN CAL20	9.970	Maturity	12/31/2020	16,800	0	(22)	0	(22)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	36,000	0	(55)	0	(55)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	10,800	0	(21)	0	(21)

							$(11)	$89	$390	$(312)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(5)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(7)	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.923%	$2,400	$22	$(30)	$0	$(8)

BPS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	1,000	10	(13)	0	(3)

BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	1,900	16	(23)	0	(7)

HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.923	8,100	75	(103)	0	(28)

							$123	$(169)	$0	$(46)

64	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(6)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(7)	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
									Asset	Liability
HUS	Brazil Government International Bond	1.000%	Quarterly	03/20/2020	0.442%	$11,800	$31	$4	$35	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(6)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(8)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(9)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$3,200	$(95)	$124	$29	$0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	498	(16)	22	6	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	2,600	(121)	154	33	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	2,300	(142)	172	30	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	13,300	(440)	562	122	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,200	(151)	198	47	0

						$(965)	$1,232	$267	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	CPURNSA	1.800%	Maturity	07/20/2026	$1,900	$0	$(1)	$0	$(1)
	Pay	CPURNSA	1.805	Maturity	09/20/2026	900	0	1	1	0

							$0	$0	$1	$(1)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(10)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	DWRTFT Index	448	2.441% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/06/2019	$5,132	$0	$75	$75	$0

CIB	Receive	PIMCODB Index(13)	799,276	0.000%	Monthly	02/14/2020	83,662	0	(5,424)	0	(5,424)

GST	Receive	iBoxx USD Liquid Investment Grade Index	290,300	2.156% (3-Month USD-LIBOR)	Maturity	12/20/2019	44,050	263	(810)	0	(547)
	Receive	BCOMGC Index	616,258	0.070%	Monthly	02/14/2020	107,304	0	(2,743)	0	(2,743)

JPM	Receive	BCOMF1T Index	132,675	1.990% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	45,013	0	(1,878)	0	(1,878)
	Receive	BCOMTR Index	28,290	1.970% (3-Month U.S. Treasury Bill rate)	Monthly	02/14/2020	4,873	0	(217)	0	(217)
	Receive	JMABNIC2 Index(14)	68,017	0.170%	Monthly	02/14/2020	29,721	0	(1,252)	0	(1,252)
	Receive	DWRTFT Index	850	2.432% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/06/2020	9,887	0	(18)	0	(18)

MAC	Receive	PIMCODB Index(15)	689,874	0.000%	Monthly	02/14/2020	72,199	0	(4,681)	0	(4,681)

UAG	Receive	DWRTFT Index	488	2.395% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	5,676	0	(13)	0	(13)

								$263	$(16,961)	$75	$(16,773)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(10)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Pay	iBoxx USD Investment Grade Corporate Bond ETF	66,900	2.302% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/26/2020	$8,528	$0	$15	$15	$0

GST	Pay	iBoxx USD Investment Grade Corporate Bond ETF	290,300	2.332% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/05/2020	37,008	0	65	65	0

								$0	$80	$80	$0

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	GOLDLNPM Index(11)	3.063%	Maturity	10/08/2019	$ 7,943	$0	$141	$141	$0
	Pay	GOLDLNPM Index(11)	1.960	Maturity	05/12/2020	5,107	0	17	17	0
	Receive	SLVRLND Index(11)	7.023	Maturity	10/08/2019	5,245	0	(201)	0	(201)
	Receive	SLVRLND Index(11)	4.580	Maturity	05/12/2020	3,341	0	(16)	0	(16)

SOG	Pay	GOLDLNPM Index(11)	1.782	Maturity	06/08/2020	4,345	0	4	4	0
	Receive	SLVRLND Index(11)	4.410	Maturity	06/08/2020	2,762	0	(4)	0	(4)

							$0	$(59)	$162	$(221)

Total Swap Agreements							$(559)	$(15,784)	$1,010	$(17,353)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(12)
BOA	$631	$2,445	$0	$3,076	$(435)	$(2)	$(8)	$(445)	$2,631	$(430)	$2,201
BPS	925	0	267	1,192	(103)	(4)	(69)	(176)	1,016	(1,180)	(164)
BRC	285	0	15	300	(276)	(117)	(7)	(400)	(100)	0	(100)
CBK	186	0	0	186	(630)	0	(26)	(656)	(470)	756	286
CIB	0	0	0	0	0	0	(5,424)	(5,424)	(5,424)	4,110	(1,314)
DBL	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
DUB	0	0	0	0	(10)	(46)	0	(56)	(56)	(90)	(146)
GLM	127	0	0	127	(135)	(179)	0	(314)	(187)	0	(187)
GST	0	0	258	258	0	(2)	(3,326)	(3,328)	(3,070)	12	(3,058)
HUS	353	0	35	388	(92)	0	(28)	(120)	268	0	268
JPM	319	0	59	378	(623)	28	(3,432)	(4,027)	(3,649)	2,849	(800)
MAC	0	0	29	29	0	0	(4,683)	(4,683)	(4,654)	3,471	(1,183)
MYC	0	0	296	296	0	(76)	(333)	(409)	(113)	(188)	(301)
MYI	0	1	0	1	0	0	0	0	1	0	1
RYL	30	0	0	30	(18)	0	0	(18)	12	0	12
SCX	466	0	0	466	(54)	0	0	(54)	412	(280)	132
SOG	7	0	4	11	(10)	0	(4)	(14)	(3)	0	(3)
SSB	17	0	0	17	0	0	0	0	17	0	17
UAG	582	0	47	629	(131)	0	(13)	(144)	485	(560)	(75)

Total Over the Counter	$3,928	$2,446	$1,010	$7,384	$(2,517)	$(404)	$(17,353)	$(20,274)

(o)

Securities with an aggregate market value of $11,837 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.

66	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(3)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.
(4)	YOY options may have a series of expirations.
(5)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(7)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(9)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(10)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(11)	Variance Swap
(12)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(13)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.0%	$1,665
Arabica Coffee December 2019 Futures	1.0	859
Brent Crude January 2020 Futures	7.3	6,089
Brent Crude March 2020 Futures	3.3	2,788
Cocoa December 2019 Futures	0.2	153
Cocoa March 2020 Futures	4.7	3,929
Copper December 2019 Futures	0.4	375
Corn December 2019 Futures	1.0	818
Cotton No. 02 December 2019 Futures	0.4	308
Gas Oil March 2020 Futures	6.8	5,672
Gas Oil November 2019 Futures	2.2	1,805
Gold 100 oz. December 2019 Futures	3.2	2,692
Gold 100 oz. February 2020 Futures	12.3	10,297
Hard Red Winter Wheat December 2019 Futures	0.6	486
Lead March 2020 Futures	0.8	711
Live Cattle December 2019 Futures	1.6	1,321
New York Harbor ULSD March 2020 Futures	4.6	3,856
New York Harbor ULSD November 2019 Futures	5.5	4,645
Nickel March 2020 Futures	5.7	4,767
NYMEX — Natural Gas March 2022 Futures	2.1	1,753
NYMEX — Natural Gas November 2021 Futures	3.4	2,829
RBOB Gasoline March 2020 Futures	5.2	4,326
RBOB Gasoline November 2019 Futures	4.9	4,139
Silver December 2019 Futures	2.5	2,141
Silver March 2020 Futures	5.0	4,189
Soybean Meal December 2019 Futures	0.2	160
Soybean Oil December 2019 Futures	0.8	631
Soybean Oil March 2020 Futures	3.2	2,666
Soybeans November 2019 Futures	0.6	483
Sugar No. 11 March 2020 Futures	0.9	780
Wheat December 2019 Futures	0.8	651
Wheat March 2020 Futures	1.8	1,538
WTI Crude March 2020 Futures	2.4	1,984
WTI Crude November 2019 Futures	7.4	6,199
Zinc March 2020 Futures	3.6	3,020
Zinc November 2019 Futures	2.9	2,397

Total Long Futures Contracts		$93,122

Cash	(11.3)%	$(9,460)

Total Notional Amount		$83,662

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

(14)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2020 Futures	13.9%	$4,119
Copper March 2020 Futures	9.7	2,899
Gas Oil January 2020 Futures	5.7	1,700
Gold 100 oz. February 2020 Futures	14.8	4,408
Lean Hogs February 2020 Futures	1.1	326
Live Cattle February 2020 Futures	1.8	550
New York Harbor ULSD January 2020 Futures	5.7	1,688
Nickel January 2020 Futures	9.5	2,827
RBOB Gasoline January 2020 Futures	8.0	2,391
Silver March 2020 Futures	4.5	1,328
Soybean Meal January 2020 Futures	6.9	2,043
Soybeans January 2020 Futures	16.4	4,865
Sugar No. 11 March 2020 Futures	1.9	565

Total Long Futures Contracts		$29,709

Cash	0.1%	$12

Total Notional Amount		$29,721

(15)	The following table represents the individual positions within the total return swap as of September 30, 2019:

Referenced Commodity — Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2021 Futures	2.0%	$1,437
Arabica Coffee December 2019 Futures	1.0	741
Brent Crude January 2020 Futures	7.3	5,255
Brent Crude March 2020 Futures	3.3	2,406
Cocoa December 2019 Futures	0.2	132
Cocoa March 2020 Futures	4.7	3,390
Copper December 2019 Futures	0.4	324
Corn December 2019 Futures	1.0	706
Cotton No. 02 December 2019 Futures	0.4	266
Gas Oil March 2020 Futures	6.8	4,895
Gas Oil November 2019 Futures	2.2	1,558
Gold 100 oz. December 2019 Futures	3.2	2,323
Gold 100 oz. February 2020 Futures	12.3	8,887
Hard Red Winter Wheat December 2019 Futures	0.6	419
Lead March 2020 Futures	0.8	613
Live Cattle December 2019 Futures	1.6	1,140
New York Harbor ULSD March 2020 Futures	4.6	3,327
New York Harbor ULSD November 2019 Futures	5.5	4,008
Nickel March 2020 Futures	5.7	4,114
NYMEX — Natural Gas March 2022 Futures	2.1	1,513
NYMEX — Natural Gas November 2021 Futures	3.4	2,442
RBOB Gasoline March 2020 Futures	5.2	3,733
RBOB Gasoline November 2019 Futures	4.9	3,572
Silver December 2019 Futures	2.5	1,847
Silver March 2020 Futures	5.0	3,615
Soybean Meal December 2019 Futures	0.2	138
Soybean Oil December 2019 Futures	0.8	545
Soybean Oil March 2020 Futures	3.2	2,301
Soybeans November 2019 Futures	0.6	417
Sugar No. 11 March 2020 Futures	0.9	673
Wheat December 2019 Futures	0.8	561
Wheat March 2020 Futures	1.8	1,327
WTI Crude March 2020 Futures	2.4	1,712
WTI Crude November 2019 Futures	7.4	5,350
Zinc March 2020 Futures	3.6	2,607
Zinc November 2019 Futures	2.9	2,069

Total Long Futures Contracts		$80,363

Cash	(11.3)%	$(8,164)

Total Notional Amount		$72,199

68	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$349	$0	$2	$351
Futures	1,720	0	109	0	335	2,164
Swap Agreements	0	91	0	0	256	347

	$1,720	$91	$458	$0	$593	$2,862

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,928	$0	$3,928
Purchased Options	0	0	1	0	2,445	2,446
Swap Agreements	552	302	155	0	1	1,010

	$552	$302	$156	$3,928	$2,446	$7,384

	$2,272	$393	$614	$3,928	$3,039	$10,246

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$266	$0	$3	$269
Futures	1,911	0	236	0	596	2,743
Swap Agreements	0	86	0	0	70	156

	$1,911	$86	$502	$0	$669	$3,168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,517	$0	$2,517
Written Options	0	15	0	101	288	404
Swap Agreements	16,728	46	31	0	548	17,353

	$16,728	$61	$31	$2,618	$836	$20,274

	$18,639	$147	$533	$2,618	$1,505	$23,442

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(357)	$0	$(37)	$(394)
Written Options	88	0	326	0	71	485
Futures	(168)	0	(1,485)	0	(17,552)	(19,205)
Swap Agreements	0	(484)	0	0	(3,450)	(3,934)

	$(80)	$(484)	$(1,516)	$0	$(20,968)	$(23,048)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,876	$0	$6,876
Purchased Options	0	(4)	53	0	7,249	7,298
Written Options	0	148	(16)	0	(5,566)	(5,434)
Swap Agreements	15,216	(35)	(2,691)	0	(3,347)	9,143

	$15,216	$109	$(2,654)	$6,876	$(1,664)	$17,883

	$15,136	$(375)	$(4,170)	$6,876	$(22,632)	$(5,165)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(23)	$0	$(6)	$(29)
Written Options	0	0	(14)	0	(10)	(24)
Futures	(3,501)	0	91	0	7,490	4,080
Swap Agreements	0	(316)	0	0	(1,956)	(2,272)

	$(3,501)	$(316)	$54	$0	$5,518	$1,755

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$226	$0	$226
Purchased Options	0	2	(33)	(30)	(125)	(186)
Written Options	0	(8)	(1)	101	577	669
Swap Agreements	(14,211)	47	(184)	0	664	(13,684)

	$(14,211)	$41	$(218)	$297	$1,116	$(12,975)

	$(17,712)	$(275)	$(164)	$297	$6,634	$(11,220)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Consolidated Schedule of Investments PIMCO Inflation Response Multi-Asset Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$69,660	$0	$69,660
Industrials	0	6,642	0	6,642
Utilities	0	13,461	0	13,461
Municipal Bonds & Notes
West Virginia	0	166	0	166
U.S. Government Agencies	0	310,894	0	310,894
U.S. Treasury Obligations	0	568,588	0	568,588
Non-Agency Mortgage-Backed Securities	0	43,548	0	43,548
Asset-Backed Securities	0	107,840	0	107,840
Sovereign Issues	0	136,037	0	136,037
Common Stocks
Consumer Discretionary	2,190	0	0	2,190
Energy	4,517	0	0	4,517
Health Care	1,935	0	0	1,935
Industrials	2,099	0	0	2,099
Information Technology	2,197	0	0	2,197
Master Limited Partnerships
Energy	5,643	0	0	5,643
Real Estate Investment Trusts
Real Estate	88,640	0	0	88,640
Short-Term Instruments
Repurchase Agreements	0	12,601	0	12,601
U.S. Treasury Bills	0	4,729	0	4,729

	$107,221	$1,274,166	$0	$1,381,387

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Mutual Funds	$89,552	$0	$0	$89,552
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,429	0	0	10,429

	$99,981	$0	$0	$99,981

Total Investments	$207,202	$1,274,166	$0	$1,481,368

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,162)	$0	$(11,162)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,121	698	0	2,819
Over the counter	0	7,292	92	7,384

	$2,121	$7,990	$92	$10,203

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,743)	(425)	0	(3,168)
Over the counter	0	(20,202)	(72)	(20,274)

	$(2,743)	$(20,627)	$(72)	$(23,442)

Total Financial Derivative Instruments	$(622)	$(12,637)	$20	$(13,239)

Totals	$206,580	$1,250,367	$20	$1,456,967

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

70	PIMCO REAL RETURN STRATEGY FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2019 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Inflation Response Multi-Asset Fund (“IRMA Fund”) may invest in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements (Cont.)

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Long-Term Real Return Fund	Daily	Monthly

PIMCO RealEstateRealReturn Strategy Fund	Quarterly	Quarterly

PIMCO Inflation Response Multi-Asset Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

72	PIMCO REAL RETURN STRATEGY FUNDS

September 30, 2019 (Unaudited)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

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Notes to Financial Statements (Cont.)

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The IRMA Fund may invest substantially all or a significant portion of its assets in Institutional Class or Class M shares of any Underlying PIMCO Funds and may also invest in other Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the IRMA Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2019 (amounts in thousands†):

PIMCO Inflation Response Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$90,094	$1,962	$0	$0	$(2,504)	$89,552	$1,962	$0

PIMCO Short-Term Floating NAV Portfolio III	1,194	156,935	(147,700)	0	0	10,429	35	0

Totals	$91,288	$158,897	$(147,700)	$0	$(2,504)	$99,981	$1,997	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Long-Term Real Return Fund	$1,825	$381,466	$(352,400)	$17	$2	$30,910	$166	$0

PIMCO RealEstateRealReturn Strategy Fund	112,147	360,581	(442,900)	(9)	(4)	29,815	182	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

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Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships  (“MLPs”) are generally publicly traded entities that are organized as limited partnerships or limited liability companies and are treated as partnerships under the Internal Revenue Code. Currently, most MLPs operate in the energy and/or natural resources sectors. The only asset of an MLP is most commonly the ownership of the limited liability company or limited partnership known as the operating entity, which in turn owns subsidiaries and operating assets. The ownership of an MLP is split between the public and a sponsor. Interests in MLPs (“units”) are often traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, and are intended to receive cash distributions and to have no role in the operation and management of the entity. MLP cash distributions are not guaranteed and depend on each partnership’s or limited liability company’s ability to generate adequate cash flow. The partnership or operating agreements of MLPs determine how cash distributions will be made to general partners and limited partners or to managing members and members, as applicable.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Notes to Financial Statements (Cont.)

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a

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security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when

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Notes to Financial Statements (Cont.)

the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a

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Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Barrier Options  (“Barrier Options”) are options, which may be written or purchased, with non-standard payout structures or other features. Barrier Options are generally traded OTC. A Fund may invest in various types of Barrier Options including down-and-in, down-and-out and up-and-in options. Down-and in and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date. Down-and-out options expire worthless to the purchaser of the option if the price of the underlying instrument reaches a specific barrier price level prior to the option’s expiration date.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows,

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Notes to Financial Statements (Cont.)

assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a

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Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received

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Notes to Financial Statements (Cont.)

from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

New/Small Fund	—	—	X

Allocation	—	—	X

Acquired Fund	—	—	X

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Risks	PIMCO Long-Term Real Return Fund	PIMCO RealEstateRealReturn Strategy Fund	PIMCO Inflation Response Multi-Asset Fund

Interest Rate	X	X	X

Call	X	X	X

Credit	X	X	X

High Yield	X	X	—

High Yield and Distressed Company	—	—	X

Market	X	X	X

Issuer	X	X	X

Liquidity	X	X	X

Derivatives	X	X	X

Commodity	X	—	X

Equity	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X

Foreign (Non-U.S.) Investment	X	X	X

Real Estate	—	X	X

Emerging Markets	X	X	X

Sovereign Debt	X	X	X

Currency	X	X	X

Leveraging	X	X	X

Issuer Non-Diversification	—	—	—

Model	—	—	X

Management	X	X	X

Inflation-Indexed Security	X	—	—

Short Exposure	X	X	X

Tax	—	—	X

Subsidiary	—	—	X

Value Investing	—	—	X

Arbitrage	—	—	X

Convertible Securities	—	—	X

Small-Cap and Mid-Cap Company	—	—	X

Gold-Related	—	—	X

Exchange-Traded Fund	—	—	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Allocation Risk is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

High Yield and Distressed Company Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk is the risk that the value of equity or equity-related securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions,

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supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Model Risk is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Inflation-Indexed Security Risk is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though a Fund will not receive the principal until maturity.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Value Investing Risk is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

Small-Cap and Mid-Cap Company Risk is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources.

Gold-Related Risk is the risk that investments tied to the price of gold may fluctuate substantially over short periods of time or be more volatile than other types of investments due to changes in inflation or inflation expectations or other economic, financial and political factors in the U.S. and foreign (non-U.S.) countries.

Exchange-Traded Fund Risk is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The

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arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class		Class A	Class C
PIMCO Long-Term Real Return Fund	0.30%	0.25%	0.35%	N/A		0.25%	*	N/A	N/A
PIMCO RealEstateRealReturn Strategy Fund	0.49%	0.25%	0.35%	0.45%	(1)	0.25%	*	0.40%	0.40%
PIMCO Inflation Response Multi-Asset Fund	0.44%	0.25%	0.35%	N/A		0.25%	*	0.45%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each

Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RealEstateRealReturn Strategy Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the IRMA Fund are based upon an allocation of the IRMA Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class and Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the IRMA Fund’s assets.

PIMCO has contractually agreed, through July 31, 2020, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the IRMA Fund in an amount equal to the expenses attributable to the management fees of Underlying PIMCO Funds indirectly incurred by the IRMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the IRMA Fund’s management fees are greater than or equal to the management fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $385,088.

PIMCO Cayman Commodity Fund VII, Ltd. (the “Commodity Subsidiary”), has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the

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management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2019, the amount was $487,610. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Long-Term Real Return Fund	$13,835	$101

PIMCO RealEstateRealReturn Strategy Fund	105	131

PIMCO Inflation Response Multi-Asset Fund	0	106

†	A zero balance may reflect actual amounts rounding to less than one thousand.
11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Long-Term Real Return Fund	$2,780,976	$2,939,499	$249,283	$45,274

PIMCO RealEstateRealReturn Strategy Fund	1,901,060	2,073,988	215,117	198,725

PIMCO Inflation Response Multi-Asset Fund	2,316,918	2,106,620	226,927	113,428

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Long-Term Real Return Fund				PIMCO RealEstateRealReturn Strategy Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	12,577	$108,800	171,461	$1,357,797	3,907	$35,975	35,574	$283,775

I-2	230	2,076	926	7,447	1,626	14,559	1,019	8,367

I-3	0	0	0	0	881	7,834	15	118	(a)

Class A	0	0	0	0	1,772	14,637	2,876	21,796

Class C	0	0	0	0	290	2,044	246	1,599
Issued as reinvestment of distributions

Institutional Class	3,335	28,761	869	7,130	5,091	46,852	4,975	43,386

I-2	29	251	46	375	217	1,950	140	1,200

I-3	0	0	0	0	16	147	0	2	(a)

Class A	0	0	0	0	946	7,796	732	5,769

Class C	0	0	0	0	264	1,840	258	1,743
Cost of shares redeemed

Institutional Class	(38,756)	(339,536)	(14,811)	(119,289)	(44,390)	(407,873)	(108,804)	(925,781)

I-2	(521)	(4,550)	(1,004)	(7,987)	(690)	(6,195)	(3,324)	(26,261)

I-3	0	0	0	0	(697)	(6,203)	(7)	(54	)(a)

Class A	0	0	0	0	(4,617)	(38,055)	(11,862)	(88,787)

Class C	0	0	0	0	(986)	(6,945)	(2,465)	(15,882)

Net increase (decrease) resulting from Fund share transactions	(23,106)	$(204,198)	157,487	$1,245,473	(36,370)	$(331,637)	(80,627)	$(689,010)

	PIMCO Inflation Response Multi-Asset Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	14,854	$119,384	62,418	$508,224

I-2	162	1,304	656	5,602

I-3	0	0	0	0

Class A	4	35	54	441

Class C	0	0	0	0
Issued as reinvestment of distributions

Institutional Class	1,013	8,136	11,600	91,706

I-2	15	123	202	1,582

I-3	0	0	0	0

Class A	4	28	74	580

Class C	0	0	0	0
Cost of shares redeemed

Institutional Class	(7,833)	(63,099)	(79,596)	(662,232)

I-2	(62)	(500)	(265)	(2,154)

I-3	0	0	0	0

Class A	(33)	(262)	(286)	(2,316)

Class C	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	8,124	$65,149	(5,143)	$(58,567)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

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The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Long-Term Real Return Fund	0	2	0%	86%

PIMCO RealEstateRealReturn Strategy Fund	0	2	0%	58%

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on August 1, 2011, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Inflation Response Multi-Asset Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 31, 2011, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 13.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Funds may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by each Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Long-Term Real Return Fund*	$54,369	$33,487

PIMCO RealEstateRealReturn Strategy Fund	32,831	40,530

PIMCO Inflation Response Multi-Asset Fund*	26,961	39,746

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Long-Term Real Return Fund	$2,071,856	$170,503	$(14,186)	$156,317

PIMCO RealEstateRealReturn Strategy Fund	2,213,202	220,834	(47,846)	172,988

PIMCO Inflation Response Multi-Asset Fund	1,458,506	69,441	(71,954)	(2,513)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

17. SUBSEQUENT EVENTS

Effective October 1, 2019, the Investment advisory fee for all classes of PIMCO Long-Term Real Return Fund was decreased by 0.05% to 0.25%.

There were no other subsequent events identified that require recognition or disclosure.

94	PIMCO REAL RETURN STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BOA	Bank of America N.A.	DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited

BOM	Bank of Montreal	FAR	Wells Fargo Bank National Association	MBC	HSBC Bank Plc

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.

BPG	BNP Paribas Securities Corp.	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BRC	Barclays Bank PLC	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland PLC

BSN	Bank of Nova Scotia	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank

CBK	Citibank N.A.	GST	Goldman Sachs International	SOG	Societe Generale Paris

CIB	Canadian Imperial Bank of Commerce	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

DEU	Deutsche Bank Securities, Inc.	JPM	JP Morgan Chase Bank N.A.	UBS	UBS Securities LLC

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PEN	Peruvian New Sol

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CLP	Chilean Peso	ILS	Israeli Shekel	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	INR	Indian Rupee	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	TRY	Turkish New Lira

COP	Colombian Peso	KRW	South Korean Won	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	USD (or $)	United States Dollar

DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand

EUR	Euro	NZD	New Zealand Dollar

Exchange Abbreviations:

CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

CBOT	Chicago Board of Trade

Index/Spread Abbreviations:

ARLLMONP	Argentina Blended Policy Rate	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JETBRENT	Jet Brent Crack Swaps

BADLARPP	Argentina Badlar Floating Rate Notes	CPTFEMU	Eurozone HICP ex-Tobacco Index	JMABNIC	J.P. Morgan Nic Custom Index

BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MEHCL	Magellan East Houston WTI Crude Oil Futures

BCOMGC	Bloomberg Gold Sub-Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil

BCOMTR	Bloomberg Commodity Index Total Return	EBOBFUEL	Argus Eurobob Oxy Gasoline	PIMCODB	PIMCO Custom Commodity Basket

BRENT	Brent Crude	EURMARGIN	European Refined Margin	PLATGOLD	Platinum-Gold Spread

CDX.EM	Credit Derivatives Index - Emerging Markets	EUROBOBCO	Margin Eurobob Gasoline vs. Brent	S&P 500	Standard & Poor’s 500 Index

CDX.HY	Credit Derivatives Index - High Yield	FRCPXTOB	France Consumer Price ex-Tobacco Index	SLVRLND	London Silver Market Fixing Ltd.

CDX.IG	Credit Derivatives Index - Investment Grade	FUELCO	2020 Calendar Margin ICE Fuel Oil vs Brent	TOPIX	Tokyo Price Index

CMBX	Commercial Mortgage-Backed Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Prices Index

COCL	ICE BofAML Large Cap Contingent Capital Index	ISDA	International Swaps and Derivatives Association, Inc.	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBR	Bank Bill Rate	MSCI	Morgan Stanley Capital International	TELBOR	Tel Aviv Inter-Bank Offered Rate

BTP	Buoni del Tesoro Poliennali	NCUA	National Credit Union Administration	U&I	Up and In Barrier Option

CDO	Collateralized Debt Obligation	OAT	Obligations Assimilables du Trésor	UMBS	Uniform Mortgage-Backed Security

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WTI	West Texas Intermediate

DAC	Designated Activity Company	oz.	Ounce	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

96	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

98	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

100	PIMCO REAL RETURN STRATEGY FUNDS

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4006SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Short Duration Strategy Funds

PIMCO Government Money Market Fund

PIMCO Low Duration Fund II

PIMCO Low Duration ESG Fund

PIMCO Short Asset Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO SHORT DURATION STRATEGY FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Government Money Market Fund, PIMCO Low Duration Fund II, PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

The PIMCO Government Money Market Fund operates as a “government money market fund” as defined in Rule 2a-7 under the Investment Company Act of 1940. Government money market funds are permitted to transact fund shares at a NAV calculated using the amortized cost valuation method.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain

4	PIMCO SHORT DURATION STRATEGY FUNDS

distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. (These charges do not apply to the PIMCO Government Money Market Fund.) The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class M, I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, Class M, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for

Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Class M	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Government Money Market Fund	01/27/09	05/13/16	01/27/09	05/14/09	—	05/13/16	05/14/09	05/14/09	Diversified
PIMCO Low Duration Fund II	10/31/91	10/31/91	—	—	—	02/02/98	—	—	Diversified
PIMCO Low Duration ESG Fund	12/31/96	12/31/96	—	11/19/10	—	—	—	—	Diversified
PIMCO Short Asset Investment Fund	05/31/12	05/31/12	12/21/15	05/31/12	04/27/18	05/31/12	05/31/12	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

Important Information About the Funds (Cont.)

website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year. This requirement does not apply to money market funds.

6	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Government Money Market Fund

Institutional Class - PGYXX	Administrative Class - PGOXX
Class M - PGFXX	Class A - AMAXX
I-2 - PGPXX	Class C - AMGXX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Class M commenced operations.

Allocation Breakdown as of 09/30/2019†§

Repurchase Agreements	95.2%

U.S. Treasury Bills	4.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	7-Day Yield	30-Day Yield	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/27/09)
PIMCO Government Money Market Fund Institutional Class	1.83%	2.11%	1.14%	2.28%	0.93%	0.48%	0.47%
PIMCO Government Money Market Fund Class M	1.83%	2.11%	1.14%	2.28%	0.93%	0.48%	0.47%
PIMCO Government Money Market Fund I-2	1.73%	2.01%	1.09%	2.18%	0.85%	0.44%	0.43%
PIMCO Government Money Market Fund Administrative Class	1.83%	2.11%	1.14%	2.28%	0.93%	0.48%	0.47%
PIMCO Government Money Market Fund Class A	1.68%	1.96%	1.06%	2.13%	0.81%	0.42%	0.41%
PIMCO Government Money Market Fund Class C	1.68%	1.96%	1.06%	2.13%	0.81%	0.42%	0.41%
FTSE 3-Month Treasury Bill Index			1.18%	2.36%	0.96%	0.52%	0.49%♦
Lipper Institutional U.S. Government Money Markets Funds Average			0.98%	1.95%	0.72%	0.37%	0.37%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Money market funds are not insured or guaranteed by FDIC or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class M shares. The prior Class M performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.18% for Institutional Class shares, 0.18% for Class M shares, 0.28% for I-2 shares, 0.18% for Administrative Class shares, 0.33% for Class A shares, and 0.33% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Government Money Market Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund invests 100% of its total assets in (i) cash, (ii) U.S. government securities, such as U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities), and (iii) repurchase agreements that are collateralized fully by such U.S. government securities or cash. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»

The Fund increased its exposure to high quality and short maturity assets and maintained its high level of collateralized repurchase agreement holdings to maintain a stable net asset value and liquidity profile.

»	The Fund’s weighted average maturity remained low over the reporting period, reducing its sensitivity to interest rate changes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO Low Duration Fund II

Institutional Class - PLDTX	Administrative Class - PDFAX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2019†§

U.S. Government Agencies	27.9%

Corporate Bonds & Notes	24.6%

U.S. Treasury Obligations	20.1%

Short-Term Instruments‡	16.7%

Asset-Backed Securities	7.3%

Non-Agency Mortgage-Backed Securities	3.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/91)
PIMCO Low Duration Fund II Institutional Class	2.00%	3.86%	1.61%	2.02%	4.20%
PIMCO Low Duration Fund II Administrative Class	1.88%	3.61%	1.35%	1.77%	3.94%
ICE BofAML 1-3 Year U.S. Treasury Index	2.02%	4.36%	1.32%	1.18%	3.70%
Lipper Short Investment Grade Debt Funds Average	2.15%	4.26%	1.75%	2.14%	3.95%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.54% for Institutional Class shares, and 0.79% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s market forecasts. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated A or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to performance, as U.S. interest rates decreased.

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Overweight exposure to non-agency mortgage-backed securities contributed to performance, as the asset class posted positive total returns.

»	Holdings of inflation-linked securities detracted from performance, as break even inflation rates decreased.

8	PIMCO SHORT DURATION STRATEGY FUNDS

PIMCO Low Duration ESG Fund

Institutional Class - PLDIX	I-2 - PLUPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2019†§

Corporate Bonds & Notes	42.7%

U.S. Government Agencies	26.7%

U.S. Treasury Obligations	13.4%

Sovereign Issues	6.3%

Short-Term Instruments	5.4%

Asset-Backed Securities	3.8%

Non-Agency Mortgage-Backed Securities	1.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Low Duration ESG Fund Institutional Class	2.41%	4.10%	1.59%	2.40%	3.91%
PIMCO Low Duration ESG Fund I-2	2.36%	4.00%	1.49%	2.28%	3.80%
ICE BofAML 1-3 Year U.S. Treasury Index	2.02%	4.36%	1.32%	1.18%	3.20%
Lipper Short Investment Grade Debt Funds Average	2.15%	4.26%	1.75%	2.14%	3.35%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.52% for Institutional Class shares, and 0.62% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production of coal, or in the production or trade of pornographic materials. In addition, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to European duration and to U.S. duration contributed to performance, as European yields and U.S. yields decreased.

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Short exposure to U.K. duration detracted from performance, as U.K. yields decreased.

»	Holdings of inflation-linked securities detracted from performance, as break-even inflation rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Short Asset Investment Fund

Institutional Class - PAIDX	I-3 - PANDX
Class M - PAMSX	Administrative Class - PAIQX
I-2 - PAIPX	Class A - PAIAX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of 09/30/2019†§

Corporate Bonds & Notes	44.5%

Short-Term Instruments‡	34.1%

Asset-Backed Securities	12.9%

U.S. Government Agencies	5.8%

Non-Agency Mortgage-Backed Securities	1.6%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO Short Asset Investment Fund Institutional Class	1.35%	2.32%	1.67%	1.55%
PIMCO Short Asset Investment Fund Class M	1.35%	2.32%	1.67%	1.55%
PIMCO Short Asset Investment Fund I-2	1.30%	2.22%	1.57%	1.45%
PIMCO Short Asset Investment Fund I-3	1.28%	2.16%	1.50%	1.38%
PIMCO Short Asset Investment Fund Administrative Class	1.22%	2.04%	1.40%	1.29%
PIMCO Short Asset Investment Fund Class A	1.18%	1.97%	1.31%	1.20%
PIMCO Short Asset Investment Fund Class A (adjusted)	(1.09)%	(0.32)%	0.85%	0.88%
FTSE 3-Month Treasury Bill Index	1.18%	2.36%	0.96%	0.67%
Lipper Ultra-Short Obligation Funds Average	1.46%	2.74%	1.30%	1.12%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.38% for Institutional Class shares, 0.38% for Class M Shares, 0.48% for I-2 shares, 0.58% for I-3 shares, 0.63% for Administrative Class shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Asset Investment Fund seeks maximum current income, consistent with daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Select non-agency securitized assets contributed to performance, as the asset class posted positive total returns.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. yields decreased.

10	PIMCO SHORT DURATION STRATEGY FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Government Money Market Fund
Institutional Class	$1,000.00	$1,011.40	$0.91	$1,000.00	$1,024.10	$0.91	0.18%
Class M	1,000.00	1,011.40	0.91	1,000.00	1,024.10	0.91	0.18
I-2	1,000.00	1,010.90	1.41	1,000.00	1,023.60	1.42	0.28
Administrative Class	1,000.00	1,011.40	0.91	1,000.00	1,024.10	0.91	0.18
Class A	1,000.00	1,010.60	1.66	1,000.00	1,023.35	1.67	0.33
Class C	1,000.00	1,010.60	1.66	1,000.00	1,023.35	1.67	0.33

PIMCO Low Duration Fund II
Institutional Class	$1,000.00	$1,020.00	$2.83	$1,000.00	$1,022.20	$2.83	0.56%
Administrative Class	1,000.00	1,018.80	4.09	1,000.00	1,020.95	4.09	0.81

PIMCO Low Duration ESG Fund
Institutional Class	$1,000.00	$1,024.10	$3.29	$1,000.00	$1,021.75	$3.29	0.65%
I-2	1,000.00	1,023.60	3.79	1,000.00	1,021.25	3.79	0.75

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Short Asset Investment Fund
Institutional Class	$1,000.00	$1,013.50	$1.76	$1,000.00	$1,023.25	$1.77	0.35%
Class M	1,000.00	1,013.50	1.76	1,000.00	1,023.25	1.77	0.35
I-2	1,000.00	1,013.00	2.26	1,000.00	1,022.75	2.28	0.45
I-3	1,000.00	1,012.80	2.52	1,000.00	1,022.50	2.53	0.50
Administrative Class	1,000.00	1,012.20	3.02	1,000.00	1,022.00	3.03	0.60
Class A	1,000.00	1,011.80	3.52	1,000.00	1,021.50	3.54	0.70

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO SHORT DURATION STRATEGY FUNDS

Benchmark Descriptions

Index*	Benchmark Description

FTSE 3-Month Treasury Bill Index	FTSE 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Government Money Market Fund
Institutional Class

04/01/2019 - 09/30/2019+	$1.00	$0.01	$0.00	$0.01	$(0.01)	$0.00	$0.00	$(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class M

04/01/2019 - 09/30/2019+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
I-2

04/01/2019 - 09/30/2019+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	0.00

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Administrative Class

04/01/2019 - 09/30/2019+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

05/13/2016 - 03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

04/01/2019 - 09/30/2019+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)
Class C

04/01/2019 - 09/30/2019+	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2019	1.00	0.02	0.00	0.02	(0.02)	0.00	0.00	(0.02)

03/31/2018	1.00	0.01	0.00	0.01	(0.01)	0.00	0.00	(0.01)

03/31/2017	1.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

03/31/2016	1.00	0.00	0.00	0.00	(0.00)	(0.00)	0.00	(0.00)

03/31/2015	1.00	0.00	0.00	0.00	(0.00)	0.00	0.00	(0.00)

PIMCO Low Duration Fund II
Institutional Class

04/01/2019 - 09/30/2019+	$9.68	$0.14	$0.05	$0.19	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	9.67	0.22	0.02	0.24	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.75	0.13	(0.06)	0.07	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.73	0.13	0.07	0.20	(0.18)	0.00	0.00	(0.18)

03/31/2016	9.84	0.13	(0.07)	0.06	(0.17)	0.00	0.00	(0.17)

03/31/2015	9.90	0.08	(0.03)	0.05	(0.11)	0.00	0.00	(0.11)
Administrative Class

04/01/2019 - 09/30/2019+	9.68	0.13	0.05	0.18	(0.13)	0.00	0.00	(0.13)

03/31/2019	9.67	0.20	0.01	0.21	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.75	0.11	(0.06)	0.05	(0.13)	0.00	0.00	(0.13)

03/31/2017	9.73	0.11	0.06	0.17	(0.15)	0.00	0.00	(0.15)

03/31/2016	9.84	0.10	(0.06)	0.04	(0.15)	0.00	0.00	(0.15)

03/31/2015	9.90	0.06	(0.03)	0.03	(0.09)	0.00	0.00	(0.09)

14	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$1.00	1.14%	$528,414	0.18	%*	0.18	%*	0.18	%*	0.18	%*	2.24	%*	N/A

1.00	2.03	411,895	0.18		0.18		0.18		0.18		2.07		N/A

1.00	1.03	225,369	0.18		0.18		0.18		0.18		1.06		N/A

1.00	0.31	131,503	0.19	*	0.19	*	0.19	*	0.19	*	0.38	*	N/A

1.00	1.14	375,288	0.18	*	0.18	*	0.18	*	0.18	*	2.25	*	N/A

1.00	2.03	332,849	0.18		0.18		0.18		0.18		2.02		N/A

1.00	1.02	405,380	0.18		0.18		0.18		0.18		0.96		N/A

1.00	0.34	546,517	0.19		0.19		0.19		0.19		0.32		N/A

1.00	0.12	349,528	0.16		0.18		0.16		0.18		0.05		N/A

1.00	0.02	574,154	0.10		0.18		0.10		0.18		0.00		N/A

1.00	1.09	19,757	0.28	*	0.28	*	0.28	*	0.28	*	2.15	*	N/A

1.00	1.93	16,007	0.28		0.28		0.28		0.28		2.04		N/A

1.00	0.92	12,444	0.28		0.28		0.28		0.28		0.95		N/A

1.00	0.24	2,885	0.29		0.29		0.29		0.29		0.24		N/A

1.00	0.08	1,040	0.19		0.28		0.19		0.28		0.04		N/A

1.00	0.02	1,138	0.09		0.28		0.09		0.28		0.01		N/A

1.00	1.14	82,959	0.18	*	0.18	*	0.18	*	0.18	*	2.25	*	N/A

1.00	2.03	63,929	0.18		0.18		0.18		0.18		1.96		N/A

1.00	1.03	104,669	0.18		0.18		0.18		0.18		1.02		N/A

1.00	0.31	85,639	0.19	*	0.19	*	0.19	*	0.19	*	0.39	*	N/A

1.00	1.06	904,282	0.33	*	0.33	*	0.33	*	0.33	*	2.09	*	N/A

1.00	1.88	454,398	0.33		0.33		0.33		0.33		1.96		N/A

1.00	0.87	139,820	0.33		0.33		0.33		0.33		0.86		N/A

1.00	0.19	134,221	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	6,649	0.21		0.33		0.21		0.33		0.04		N/A

1.00	0.02	9,826	0.09		0.33		0.09		0.33		0.01		N/A

1.00	1.06	38,283	0.33	*	0.33	*	0.33	*	0.33	*	2.11	*	N/A

1.00	1.88	47,512	0.33		0.33		0.33		0.33		1.89		N/A

1.00	0.87	35,277	0.33		0.33		0.33		0.33		0.85		N/A

1.00	0.19	57,969	0.34		0.34		0.34		0.34		0.22		N/A

1.00	0.07	3,531	0.22		0.33		0.22		0.33		0.05		N/A

1.00	0.02	3,393	0.09		0.33		0.09		0.33		0.01		N/A

$9.73	2.00%	$383,472	0.56	%*	0.56	%*	0.50	%*	0.50	%*	2.84	%*	140%

9.68	2.49	365,472	0.54		0.54		0.50		0.50		2.31		522

9.67	0.72	365,528	0.50		0.50		0.50		0.50		1.37		701

9.75	2.03	321,426	0.54		0.54		0.50		0.50		1.34		491

9.73	0.66	340,320	0.54		0.54		0.50		0.50		1.29		282

9.84	0.53	382,254	0.50		0.50		0.50		0.50		0.82		170

9.73	1.88	9,828	0.81	*	0.81	*	0.75	*	0.75	*	2.60	*	140

9.68	2.24	9,567	0.79		0.79		0.75		0.75		2.06		522

9.67	0.46	9,071	0.75		0.75		0.75		0.75		1.11		701

9.75	1.77	9,055	0.79		0.79		0.75		0.75		1.10		491

9.73	0.41	10,037	0.79		0.79		0.75		0.75		1.03		282

9.84	0.27	9,909	0.75		0.75		0.75		0.75		0.58		170

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Low Duration ESG Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.45	$0.12	$0.11	$0.23	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2019	9.45	0.19	0.02	0.21	(0.21)	0.00	0.00	(0.21)

03/31/2018	9.48	0.09	(0.03)	0.06	(0.09)	0.00	0.00	(0.09)

03/31/2017	9.48	0.17	0.01	0.18	(0.15)	0.00	(0.03)	(0.18)

03/31/2016	9.69	0.17	(0.18)	(0.01)	(0.11)	0.00	(0.09)	(0.20)

03/31/2015	9.83	0.07	0.07	0.14	(0.28)	0.00	0.00	(0.28)
I-2

04/01/2019 - 09/30/2019+	9.45	0.12	0.10	0.22	(0.12)	0.00	0.00	(0.12)

03/31/2019	9.45	0.18	0.02	0.20	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.48	0.08	(0.03)	0.05	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.48	0.16	0.01	0.17	(0.14)	0.00	(0.03)	(0.17)

03/31/2016	9.69	0.16	(0.18)	(0.02)	(0.10)	0.00	(0.09)	(0.19)

03/31/2015	9.83	0.06	0.07	0.13	(0.27)	0.00	0.00	(0.27)

PIMCO Short Asset Investment Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.01	$0.13	$0.01	$0.14	$(0.14)	$0.00	$0.00	$(0.14)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.17	0.03	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

03/31/2016	10.02	0.10	(0.02)	0.08	(0.10)	0.00	0.00	(0.10)

03/31/2015	10.07	0.07	(0.02)	0.05	(0.08)	(0.02)	0.00	(0.10)
Class M

04/01/2019 - 09/30/2019+	10.01	0.13	0.01	0.14	(0.14)	0.00	0.00	(0.14)

03/31/2019	10.04	0.26	(0.03)	0.23	(0.25)	(0.01)	0.00	(0.26)

03/31/2018	10.05	0.16	0.04	0.20	(0.17)	(0.04)	0.00	(0.21)

03/31/2017	10.00	0.13	0.06	0.19	(0.14)	0.00	0.00	(0.14)

12/21/2015 - 03/31/2016	10.00	0.03	0.00	0.03	(0.03)	0.00	0.00	(0.03)
I-2

04/01/2019 - 09/30/2019+	10.01	0.13	0.00	0.13	(0.13)	0.00	0.00	(0.13)

03/31/2019	10.04	0.25	(0.03)	0.22	(0.24)	(0.01)	0.00	(0.25)

03/31/2018	10.05	0.16	0.03	0.19	(0.16)	(0.04)	0.00	(0.20)

03/31/2017	10.00	0.12	0.06	0.18	(0.13)	0.00	0.00	(0.13)

03/31/2016	10.02	0.10	(0.03)	0.07	(0.09)	0.00	0.00	(0.09)

03/31/2015	10.07	0.05	(0.01)	0.04	(0.07)	(0.02)	0.00	(0.09)
I-3

04/01/2019 - 09/30/2019+	10.01	0.13	0.00	0.13	(0.13)	0.00	0.00	(0.13)

04/27/2018 - 03/31/2019	10.05	0.24	(0.05)	0.19	(0.22)	(0.01)	0.00	(0.23)
Administrative Class

04/01/2019 - 09/30/2019+	10.01	0.12	0.00	0.12	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.04	0.23	(0.02)	0.21	(0.23)	(0.01)	0.00	(0.24)

03/31/2018	10.05	0.13	0.04	0.17	(0.14)	(0.04)	0.00	(0.18)

03/31/2017	10.00	0.12	0.04	0.16	(0.11)	0.00	0.00	(0.11)

03/31/2016	10.02	0.07	(0.02)	0.05	(0.07)	0.00	0.00	(0.07)

03/31/2015	10.07	0.05	(0.02)	0.03	(0.06)	(0.02)	0.00	(0.08)
Class A

04/01/2019 - 09/30/2019+	10.01	0.12	0.00	0.12	(0.12)	0.00	0.00	(0.12)

03/31/2019	10.04	0.22	(0.02)	0.20	(0.22)	(0.01)	0.00	(0.23)

03/31/2018	10.05	0.13	0.03	0.16	(0.13)	(0.04)	0.00	(0.17)

03/31/2017	10.00	0.10	0.05	0.15	(0.10)	0.00	0.00	(0.10)

03/31/2016	10.02	0.07	(0.03)	0.04	(0.06)	0.00	0.00	(0.06)

03/31/2015	10.07	0.03	(0.01)	0.02	(0.05)	(0.02)	0.00	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.55	2.41%	$192,493	0.65	%*	0.65	%*	0.50	%*	0.50	%*	2.62	%*	172%

9.45	2.28	200,150	0.52		0.52		0.50		0.50		1.98		492

9.45	0.61	152,255	0.50		0.50		0.50		0.50		0.99		456

9.48	1.89	127,164	0.55		0.55		0.50		0.50		1.81		455

9.48	(0.10)	165,419	0.52		0.52		0.50		0.50		1.79		257

9.69	1.44	194,553	0.50		0.50		0.50		0.50		0.75		159

9.55	2.36	88,323	0.75	*	0.75	*	0.60	*	0.60	*	2.47	*	172

9.45	2.18	48,685	0.62		0.62		0.60		0.60		1.88		492

9.45	0.51	37,748	0.60		0.60		0.60		0.60		0.90		456

9.48	1.79	35,142	0.65		0.65		0.60		0.60		1.68		455

9.48	(0.20)	33,327	0.62		0.62		0.60		0.60		1.65		257

9.69	1.34	31,019	0.60		0.60		0.60		0.60		0.61		159

$10.01	1.35%	$3,504,212	0.35	%*	0.37	%*	0.33	%*	0.35	%*	2.69	%*	48%

10.01	2.32	4,124,502	0.34		0.38		0.30		0.34		2.55		110

10.04	1.92	2,341,486	0.29		0.37		0.26		0.34		1.67		123

10.05	1.91	1,002,290	0.26		0.36		0.24		0.34		1.32		946

10.00	0.79	599,714	0.25		0.35		0.24		0.34		0.96		256

10.02	0.50	231,977	0.26		0.36		0.24		0.34		0.71		2,324

10.01	1.35	5,173	0.35	*	0.37	*	0.33	*	0.35	*	2.68	*	48

10.01	2.32	5,103	0.34		0.38		0.30		0.34		2.59		110

10.04	1.93	10	0.29		0.37		0.26		0.34		1.63		123

10.05	1.91	10	0.26		0.36		0.24		0.34		1.32		946

10.00	0.34	10	0.25	*	0.35	*	0.24	*	0.34	*	1.17	*	256

10.01	1.30	362,746	0.45	*	0.47	*	0.43	*	0.45	*	2.59	*	48

10.01	2.22	383,620	0.44		0.48		0.40		0.44		2.45		110

10.04	1.81	210,245	0.39		0.47		0.36		0.44		1.55		123

10.05	1.81	125,011	0.36		0.46		0.34		0.44		1.24		946

10.00	0.69	53,296	0.35		0.45		0.34		0.44		0.97		256

10.02	0.40	496	0.36		0.46		0.34		0.44		0.53		2,324

10.01	1.28	534	0.50	*	0.57	*	0.48	*	0.55	*	2.57	*	48

10.01	1.92	2,710	0.49	*	0.58	*	0.45	*	0.54	*	2.57	*	110

10.01	1.22	41,463	0.60	*	0.62	*	0.58	*	0.60	*	2.43	*	48

10.01	2.04	101,916	0.59		0.63		0.55		0.59		2.32		110

10.04	1.62	24,279	0.54		0.62		0.51		0.59		1.33		123

10.05	1.66	349,448	0.51		0.61		0.49		0.59		1.23		946

10.00	0.54	321	0.50		0.60		0.49		0.59		0.68		256

10.02	0.25	438	0.51		0.61		0.49		0.59		0.46		2,324

10.01	1.18	503,086	0.70	*	0.72	*	0.68	*	0.70	*	2.33	*	48

10.01	1.97	534,734	0.69		0.73		0.65		0.69		2.19		110

10.04	1.56	415,240	0.64		0.72		0.61		0.69		1.31		123

10.05	1.55	182,428	0.61		0.71		0.59		0.69		0.98		946

10.00	0.43	58,738	0.60		0.70		0.59		0.69		0.67		256

10.02	0.15	6,168	0.61		0.71		0.59		0.69		0.34		2,324

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Assets:

Investments, at value
Investments in securities*	$2,143,760	$353,183	$329,667	$3,134,868
Investments in Affiliates	0	51,941	0	1,346,594
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	26	79	65
Over the counter	0	205	638	0
Cash	505	0	1	0
Deposits with counterparty	0	1,487	1,627	7,340
Foreign currency, at value	0	0	859	0
Receivable for investments sold	7,101	44	96	35,559
Receivable for TBA investments sold	0	22,840	53,113	0
Receivable for Fund shares sold	15,509	139	126	20,633
Interest and/or dividends receivable	120	1,122	1,425	12,541
Dividends receivable from Affiliates	0	111	0	2,889
Other assets	0	7	6	0
Total Assets	2,166,995	431,105	387,637	4,560,489

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$21,252	$79,004
Payable for sale-buyback transactions	0	0	0	1,011
Payable for short sales	0	3,729	7,792	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	71	74	20
Over the counter	0	0	475	0
Payable for investments purchased	207,100	2,394	4,889	53,401
Payable for investments in Affiliates purchased	0	111	0	2,889
Payable for TBA investments purchased	0	30,767	71,494	0
Deposits from counterparty	1,930	421	391	0
Payable for Fund shares redeemed	8,188	123	333	5,224
Distributions payable	433	37	6	227
Overdraft due to custodian	0	0	0	119
Accrued investment advisory fees	172	75	51	696
Accrued supervisory and administrative fees	189	75	57	553
Accrued distribution fees	0	2	0	11
Accrued servicing fees	0	0	0	96
Accrued reimbursement to PIMCO	0	0	0	15
Other liabilities	0	0	7	9
Total Liabilities	218,012	37,805	106,821	143,275

Net Assets	$1,948,983	$393,300	$280,816	$4,417,214

Net Assets Consist of:

Paid in capital	$1,948,983	$403,121	$284,454	$4,434,335
Distributable earnings (accumulated loss)	0	(9,821)	(3,638)	(17,121)

Net Assets	$1,948,983	$393,300	$280,816	$4,417,214

Cost of investments in securities	$2,143,760	$348,777	$326,837	$3,130,269
Cost of investments in Affiliates	$0	$52,196	$0	$1,349,927
Cost of foreign currency held	$0	$0	$865	$0
Proceeds received on short sales	$0	$3,723	$7,786	$0
Cost or premiums of financial derivative instruments, net	$0	$417	$234	$279

* Includes repurchase agreements of:	$2,040,237	$15,671	$15,529	$119,459

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Net Assets:

Institutional Class	$528,414	$383,472	$192,493	$3,504,212
Class M	375,288	N/A	N/A	5,173
I-2	19,757	N/A	88,323	362,746
I-3	N/A	N/A	N/A	534
Administrative Class	82,959	9,828	N/A	41,463
Class A	904,282	N/A	N/A	503,086
Class C	38,283	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	528,415	39,427	20,148	350,125
Class M	375,288	N/A	N/A	517
I-2	19,756	N/A	9,245	36,242
I-3	N/A	N/A	N/A	53
Administrative Class	82,959	1,010	N/A	4,143
Class A	904,282	N/A	N/A	50,265
Class C	38,283	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$1.00	$9.73	$9.55	$10.01
Class M	1.00	N/A	N/A	10.01
I-2	1.00	N/A	9.55	10.01
I-3	N/A	N/A	N/A	10.01
Administrative Class	1.00	9.73	N/A	10.01
Class A	1.00	N/A	N/A	10.01
Class C	1.00	N/A	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Investment Income:

Interest, net of foreign taxes*	$19,126	$5,776	$4,059	$55,284
Dividends from Investments in Affiliates	0	769	0	19,941
Total Income	19,126	6,545	4,059	75,225

Expenses:

Investment advisory fees	943	481	311	4,957
Supervisory and administrative fees	1,017	481	339	3,931
Distribution and/or servicing fees - Administrative Class	0	12	0	91
Servicing fees - Class A	0	0	0	620
Trustee fees	2	1	0	8
Interest expense	1	110	187	591
Miscellaneous expense	2	0	0	121
Total Expenses	1,965	1,085	837	10,319
Waiver and/or Reimbursement by PIMCO	(1)	0	0	(519)
Net Expenses	1,964	1,085	837	9,800

Net Investment Income (Loss)	17,162	5,460	3,222	65,425

Net Realized Gain (Loss):

Investments in securities	34	891	801	2,189
Investments in Affiliates	0	0	0	1
Exchange-traded or centrally cleared financial derivative instruments	0	14	(929)	234
Over the counter financial derivative instruments	0	93	571	3
Short sales	0	0	0	(242)
Foreign currency	0	0	151	0

Net Realized Gain (Loss)	34	998	594	2,185

Investments in securities	0	1,621	1,745	3,108
Investments in Affiliates	0	21	0	509
Exchange-traded or centrally cleared financial derivative instruments	0	(386)	656	(5,685)
Over the counter financial derivative instruments	0	(60)	(43)	0
Foreign currency assets and liabilities	0	0	(22)	0

Net Change in Unrealized Appreciation (Depreciation)	0	1,196	2,336	(2,068)

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,196	$7,654	$6,152	$65,542

* Foreign tax withholdings	$0	$0	$5	$8

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Government Money Market Fund		PIMCO Low Duration Fund II		PIMCO Low Duration ESG Fund			PIMCO Short Asset Investment Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$17,162	$19,481	$5,460	$8,473	$3,222	$4,191		$65,425	$98,133
Net realized gain (loss)	34	45	998	(1,339)	594	(2,120)		2,185	(6,743)
Net change in unrealized appreciation (depreciation)	0	0	1,196	1,712	2,336	2,878		(2,068)	(5,119)

Net Increase (Decrease) in Net Assets Resulting from Operations	17,196	19,526	7,654	8,846	6,152	4,949		65,542	86,271

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,946)	(4,710)	(5,547)	(8,505)	(2,587)	(3,897)		(53,708)	(81,971)
Class M	(3,687)	(7,430)	0	0	0	0		(69)	(114)
I-2	(186)	(216)	0	0	(714)	(971)		(5,574)	(7,771)
I-3	0	0	0	0	0	0		(12)	(22	)(a)
Administrative Class	(853)	(1,590)	(131)	(195)	0	(16	)(b)	(882)	(2,083)
Class A	(7,083)	(4,816)	0	0	0	0		(5,847)	(10,665)
Class C	(441)	(759)	0	0	0	0		0	0

Total Distributions(c)	(17,196)	(19,521)	(5,678)	(8,700)	(3,301)	(4,884)		(66,092)	(102,626)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	622,393	403,626	16,285	294	29,130	56,376		(734,821)	2,177,680

Total Increase (Decrease) in Net Assets	622,393	403,631	18,261	440	31,981	56,441		(735,371)	2,161,325

Net Assets:

Beginning of period	1,326,590	922,959	375,039	374,599	248,835	192,394		5,152,585	2,991,260
End of period	$1,948,983	$1,326,590	$393,300	$375,039	$280,816	$248,835		$4,417,214	$5,152,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Schedule of Investments PIMCO Government Money Market Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.0%

SHORT-TERM INSTRUMENTS 110.0%

REPURCHASE AGREEMENTS (c) 104.7%
		$2,040,237

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 5.3%

U.S. Treasury Bills
1.903% due 10/15/2019 - 03/19/2020 (a)(b)	$104,000	103,523

Total Short-Term Instruments (Cost $2,143,760)		2,143,760

Total Investments in Securities (Cost $2,143,760)		2,143,760

Total Investments 110.0% (Cost $2,143,760)		$2,143,760

Other Assets and Liabilities, net (10.0)%		(194,777)

Net Assets 100.0%		$1,948,983

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
AZD	2.070%	10/01/2019	10/02/2019	$200,000	U.S. Treasury Bonds 3.375% due 11/15/2048	$(28,581)	$200,000	$200,000
					U.S. Treasury Notes 2.250% - 2.625% due 05/15/2021 - 11/15/2027	(175,411)
BPS	2.250	09/30/2019	10/01/2019	54,300	Ginnie Mae 3.500% due 10/20/2047	(56,172)	54,300	54,304
BSN	2.450	09/30/2019	10/01/2019	103,100	U.S. Treasury Notes 2.875% due 09/30/2023	(105,302)	103,100	103,107
FICC	1.500	09/30/2019	10/01/2019	33,137	U.S. Treasury Notes 2.375% due 03/15/2021	(33,800)	33,137	33,138
IND	2.500	09/30/2019	10/01/2019	90,800	U.S. Treasury Notes 2.500% due 03/31/2023	(92,721)	90,800	90,806
JPS	2.500	09/30/2019	10/01/2019	250,000	U.S. Treasury Notes 2.000% - 2.625% due 08/15/2020 - 05/31/2024	(255,092)	250,000	250,017
MBC	2.450	09/30/2019	10/01/2019	292,900	U.S. Treasury Notes 2.000% due 05/31/2024	(302,544)	292,900	292,920
NXN	2.400	09/30/2019	10/01/2019	200,000	U.S. Treasury Bonds 3.000% due 05/15/2045	(204,751)	200,000	200,013
RDR	2.250	09/30/2019	10/01/2019	568,800	U.S. Treasury Notes 1.625% - 2.750% due 02/28/2021 - 08/15/2025	(581,640)	568,800	568,836
SGY	2.300	09/30/2019	10/01/2019	234,000	U.S. Treasury Notes 3.125% due 11/15/2028	(238,842)	234,000	234,015
TDM	2.300	09/30/2019	10/01/2019	13,200	U.S. Treasury Inflation Protected Securities 0.750% due 02/15/2045	(13,606)	13,200	13,201

Total Repurchase Agreements						$(2,088,462)	$2,040,237	$2,040,357

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
AZD	$200,000	$0	$0	$200,000	$(203,992)	$(3,992)
BPS	54,304	0	0	54,304	(56,172)	(1,868)
BSN	103,107	0	0	103,107	(105,302)	(2,195)
FICC	33,138	0	0	33,138	(33,800)	(662)

22	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
IND	$90,806	$0	$0	$90,806	$(92,721)	$(1,915)
JPS	250,017	0	0	250,017	(255,092)	(5,075)
MBC	292,920	0	0	292,920	(302,544)	(9,624)
NXN	200,013	0	0	200,013	(204,751)	(4,738)
RDR	568,836	0	0	568,836	(581,640)	(12,804)
SGY	234,015	0	0	234,015	(238,842)	(4,827)
TDM	13,201	0	0	13,201	(13,606)	(405)

Total Borrowings and Other Financing Transactions	$2,040,357	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(51) at a weighted average interest rate of 2.537%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$2,040,237	$0	$2,040,237
U.S. Treasury Bills	0	103,523	0	103,523

Total Investments	$0	$2,143,760	$0	$2,143,760

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Schedule of Investments PIMCO Low Duration Fund II

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.8%

CORPORATE BONDS & NOTES 25.4%

BANKING & FINANCE 14.0%

AIG Global Funding
2.566% (US0003M + 0.460%) due 06/25/2021 ~	$900	$903

American Express Co.
3.700% due 11/05/2021	900	930

American Express Credit Corp.
2.375% due 05/26/2020	4,500	4,506

AvalonBay Communities, Inc.
3.625% due 10/01/2020	900	910

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~	900	904

Bank of America Corp.
2.749% (US0003M + 0.650%) due 10/01/2021 ~	100	100
3.300% due 01/11/2023	200	207

Boeing Capital Corp.
4.700% due 10/27/2019	1,176	1,178

Capital One Financial Corp.
2.716% (US0003M + 0.450%) due 10/30/2020 ~	1,900	1,903
3.450% due 04/30/2021	1,000	1,018

Citibank N.A.
2.829% (US0003M + 0.570%) due 07/23/2021 ~	1,000	1,006
3.050% due 05/01/2020	1,400	1,407

Citigroup, Inc.
2.450% due 01/10/2020	300	300

Goldman Sachs Group, Inc.
2.830% (US0003M + 0.730%) due 12/27/2020 ~	2,000	2,002
2.898% (US0003M + 0.750%) due 02/23/2023 ~	700	700
3.319% (US0003M + 1.200%) due 09/15/2020 ~	700	706
3.636% (US0003M + 1.360%) due 04/23/2021 ~	600	608
3.717% (US0003M + 1.600%) due 11/29/2023 ~	100	103

Harley-Davidson Financial Services, Inc.
2.652% (US0003M + 0.500%) due 05/21/2020 ~	1,100	1,101
3.078% (US0003M + 0.940%) due 03/02/2021 ~	900	901

Intercontinental Exchange, Inc.
2.350% due 09/15/2022	1,100	1,110

Jackson National Life Global Funding
2.375% due 09/15/2022	1,100	1,107

JPMorgan Chase & Co.
2.400% due 06/07/2021	800	805
2.755% (US0003M + 0.610%) due 06/18/2022 ~	900	903

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~	2,000	2,001
3.086% due 04/26/2021 •	600	603

KeyBank N.A.
3.350% due 06/15/2021	1,100	1,122

MassMutual Global Funding
2.250% due 07/01/2022	1,200	1,204

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020	1,400	1,398
2.650% due 07/13/2022	800	805

PNC Bank N.A.
2.709% (US0003M + 0.450%) due 07/22/2022 ~	1,000	1,000

Private Export Funding Corp.
2.100% due 12/19/2019	2,500	2,501
2.650% due 02/16/2021	1,400	1,416

Public Storage
2.370% due 09/15/2022	1,100	1,111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Regions Bank
2.676% (US0003M + 0.500%) due 08/13/2021 ~	$900	$901

Reliance Standard Life Global Funding
2.500% due 01/15/2020	2,800	2,802

State Street Corp.
3.024% (US0003M + 0.900%) due 08/18/2020 ~	1,800	1,813

Toyota Motor Credit Corp.
2.438% (US0003M + 0.100%) due 01/10/2020 ~	1,200	1,200
2.524% due 05/17/2022 •	900	901

U.S. Bank N.A.
2.533% (US0003M + 0.250%) due 07/24/2020 ~	900	901
2.587% (US0003M + 0.320%) due 04/26/2021 ~	1,100	1,102
3.050% due 07/24/2020	900	907
3.150% due 04/26/2021	1,500	1,525

Wells Fargo & Co.
2.100% due 07/26/2021	600	600

Wells Fargo Bank N.A.
2.752% (US0003M + 0.620%) due 05/27/2022 ~	1,100	1,103
2.759% (US0003M + 0.500%) due 07/23/2021 ~	1,800	1,805
2.762% (US0003M + 0.650%) due 12/06/2019 ~	900	901

		54,940

INDUSTRIALS 8.7%

AbbVie, Inc.
2.300% due 05/14/2021	1,100	1,102
2.900% due 11/06/2022	1,300	1,326
3.200% due 11/06/2022	1,000	1,026

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~	1,100	1,099
2.750% due 07/15/2021	1,100	1,105

BMW U.S. Capital LLC
3.100% due 04/12/2021	900	914

Crown Castle Towers LLC
3.222% due 05/15/2042	800	810

Daimler Finance North America LLC
1.750% due 10/30/2019	1,900	1,899
2.611% (US0003M + 0.430%) due 02/12/2021 ~	1,100	1,099
3.058% (US0003M + 0.900%) due 02/15/2022 ~	1,200	1,207

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	1,772	1,947

ERAC USA Finance LLC
2.350% due 10/15/2019	1,900	1,900
4.500% due 08/16/2021	800	833

Georgia-Pacific LLC
2.539% due 11/15/2019	2,300	2,301
5.400% due 11/01/2020	1,900	1,966

Komatsu Finance America, Inc.
2.118% due 09/11/2020	1,000	997

Oracle Corp.
1.900% due 09/15/2021	1,400	1,400

Phillips 66
2.732% (US0003M + 0.600%) due 02/26/2021 ~	1,100	1,100

QUALCOMM, Inc.
3.000% due 05/20/2022	1,000	1,026

Ryder System, Inc.
2.500% due 09/01/2022	800	806
2.650% due 03/02/2020	1,000	1,001

Southern Co.
2.350% due 07/01/2021	1,000	1,003

UnitedHealth Group, Inc.
2.700% due 07/15/2020	700	704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen Group of America Finance LLC
2.946% (US0003M + 0.770%) due 11/13/2020 ~	$1,800	$1,806
3.121% (US0003M + 0.940%) due 11/12/2021 ~	1,100	1,107
3.875% due 11/13/2020	1,100	1,118
4.000% due 11/12/2021	1,800	1,861

		34,463

UTILITIES 2.7%

AEP Texas, Inc.
2.400% due 10/01/2022	300	301

AT&T, Inc.
3.253% (US0003M + 0.950%) due 07/15/2021 ~	1,000	1,009

BP Capital Markets America, Inc.
4.500% due 10/01/2020	400	410

DTE Energy Co.
2.400% due 12/01/2019	400	400

Duke Energy Progress LLC
2.282% (US0003M + 0.180%) due 09/08/2020 ~	1,200	1,201

MidAmerican Energy Co.
3.500% due 10/15/2024	1,000	1,065

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	800	805
2.544% (US0003M + 0.400%) due 08/21/2020 ~	900	900

Ohio Power Co.
5.375% due 10/01/2021	300	319

PacifiCorp
2.950% due 02/01/2022	1,100	1,123

Public Service Co. of Oklahoma
4.400% due 02/01/2021	1,150	1,179

Virginia Electric & Power Co.
2.750% due 03/15/2023	1,800	1,839

		10,551

Total Corporate Bonds & Notes (Cost $99,134)		99,954

U.S. GOVERNMENT AGENCIES 28.7%

Fannie Mae
2.468% due 10/25/2030 •	17	17
3.683% due 07/01/2042 •	60	62
3.733% due 09/01/2041 •	179	183
3.883% due 08/01/2030 •	41	41
4.000% due 01/25/2033	16	17
4.232% due 01/25/2040 •(a)	1,565	269
4.355% due 12/01/2034 •	108	112
4.413% due 01/01/2035 •	38	39
4.422% due 09/01/2028 •	11	12
4.500% due 01/01/2036	167	172
4.545% due 05/01/2038 •	297	312
4.573% due 07/01/2035 •	11	12
4.726% due 11/01/2034 •	192	204
4.875% due 01/01/2024 •	19	19
4.976% due 06/01/2035 •	329	350
5.313% due 12/25/2042 ~	54	59
8.000% due 11/25/2023	13	13

Fannie Mae UMBS
3.500% due 04/01/2045 - 11/01/2047	13,809	14,488
4.000% due 06/01/2048 - 10/01/2048	25,843	26,958
4.500% due 01/01/2023 - 06/01/2048	6,008	6,352
6.000% due 11/01/2022	5	5

Freddie Mac
0.000% due 05/15/2037 (b)(c)	313	293
2.000% due 11/15/2026	1,054	1,057
2.578% due 07/15/2041 •	682	686
2.630% due 12/15/2042 •	1,037	1,037
2.748% due 05/15/2037 •	276	280
3.492% due 02/25/2045 •	181	183

24	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 08/01/2048	$6,647	$7,005
4.423% due 04/15/2037 •(a)	1,321	254
4.489% due 07/01/2035 •	37	38
6.436% due 08/15/2044 •	818	944
6.500% due 07/25/2043	421	501
8.500% due 06/01/2025	1	1

Freddie Mac UMBS
4.000% due 09/01/2048 - 10/01/2048	701	729

Ginnie Mae
2.829% due 03/20/2065 •	1,636	1,636
2.840% due 06/20/2065 •	557	557
2.859% due 03/20/2065 •	1,738	1,739
2.916% due 09/20/2067	2,451	2,494
2.999% due 10/20/2066 •	1,132	1,139
3.009% due 07/20/2067	2,932	2,934
3.029% due 05/20/2066	671	676
3.079% due 04/20/2066	1,282	1,294
3.129% due 04/20/2066 •	1,116	1,128
3.750% (H15T1Y + 1.500%) due 07/20/2023 - 07/20/2025 ~	66	66
3.750% due 07/20/2030 •	40	42
3.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2025 ~	45	45
3.875% due 04/20/2027 - 05/20/2027 •	62	65
4.000% due 06/20/2047 - 06/20/2049	2,239	2,344
4.125% (H15T1Y + 1.500%) due 10/20/2025 ~	78	80
4.500% due 03/20/2049 - 05/20/2049	5,745	6,024
5.000% due 01/20/2049 - 05/20/2049	15,524	16,405

Ginnie Mae, TBA
4.500% due 11/01/2049	5,000	5,222
5.000% due 10/01/2049 - 11/01/2049	6,100	6,426

Total U.S. Government Agencies (Cost $110,895)		113,020

U.S. TREASURY OBLIGATIONS 20.7%

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	32,809	32,494
0.125% due 01/15/2023	7,558	7,501
0.250% due 01/15/2025	2,816	2,826
0.375% due 07/15/2023	18,521	18,646
0.625% due 04/15/2023	13,531	13,651
0.875% due 01/15/2029	5,893	6,268

Total U.S. Treasury Obligations (Cost $80,416)		81,386

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

American Home Mortgage Investment Trust
3.689% due 10/25/2034 •	24	24
4.031% due 02/25/2045 •	69	69

Banc of America Funding Trust
4.808% due 05/25/2035 ~	348	357

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 02/25/2033 ~	6	5
4.528% due 02/25/2036 ^~	19	19
4.702% due 02/25/2033 ~	2	2
4.886% due 01/25/2034 ~	51	54

Bear Stearns ALT-A Trust
4.496% due 05/25/2035 ~	242	246

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •	45	47
4.680% due 09/25/2035 •	48	50

Countrywide Home Loan Mortgage Pass-Through Trust
4.241% due 11/25/2034 ~	71	72
4.244% due 02/20/2035 ~	52	53
4.667% due 02/20/2036 ^•	321	318

Credit Suisse First Boston Mortgage Securities Corp.
3.044% due 03/25/2032 ~	26	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.329% due 06/25/2032 ~	$2	$2

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029	900	912

GS Mortgage Securities Trust
3.206% due 02/10/2048	2,000	2,062

GSR Mortgage Loan Trust
3.916% due 06/25/2034 ~	386	386
4.480% due 09/25/2035 ~	277	286

HomeBanc Mortgage Trust
2.258% due 07/25/2035 •	590	591

Impac CMB Trust
2.718% due 02/25/2036 •	785	798

JPMorgan Mortgage Trust
4.664% due 04/25/2035 ~	373	386

MASTR Adjustable Rate Mortgages Trust
4.734% due 11/21/2034 ~	451	465

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.888% due 08/15/2032 •	1,057	1,044

Merrill Lynch Mortgage Investors Trust
4.448% due 02/25/2035 ~	118	120

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048	2,000	2,074

Prime Mortgage Trust
2.418% due 02/25/2034 •	23	21

RBSSP Resecuritization Trust
4.317% due 12/25/2035 ~	249	257

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •	217	147
2.307% due 07/19/2035 •	76	76
2.717% due 09/19/2032 •	42	42
2.845% due 05/19/2035 •	932	934
6.242% due 06/25/2029 ~	39	38

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •	76	76
2.308% due 10/25/2045 •	53	53
2.558% due 07/25/2045 •	69	69
3.516% due 01/25/2046 •	352	362
3.846% due 06/25/2042 •	22	22

Wells Fargo Mortgage-Backed Securities Trust
4.984% due 01/25/2035 ~	145	151
4.995% due 06/25/2035 ~	917	957

Total Non-Agency Mortgage-Backed Securities (Cost $13,260)		13,673

ASSET-BACKED SECURITIES 7.5%

AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021	634	634
2.271% due 07/19/2021 •	217	217

Asset-Backed Securities Corp. Home Equity Loan Trust
3.273% due 08/15/2033 •	410	413
3.678% due 03/15/2032 •	139	142

Bear Stearns Asset-Backed Securities Trust
3.018% due 10/25/2037 •	244	246

CarMax Auto Owner Trust
2.730% due 08/16/2021	700	701

Chesapeake Funding LLC
2.398% due 08/15/2030	1,208	1,207
3.230% due 08/15/2030	886	898

Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •	15	9

Discover Card Execution Note Trust
1.900% due 10/17/2022	900	899

Drive Auto Receivables Trust
2.308% due 03/15/2022 •	1,084	1,084
2.930% due 03/15/2022	1,084	1,087

Edsouth Indenture LLC
3.168% due 09/25/2040 •	306	306

Exeter Automobile Receivables Trust
2.900% due 01/18/2022	306	306
3.050% due 12/15/2021	414	415

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Auto Lease Trust
2.710% due 12/15/2020	$1,019	$1,020

Ford Credit Floorplan Master Owner Trust
2.308% due 05/15/2023 •	1,500	1,499
2.488% due 11/15/2021 •	1,900	1,901
2.840% due 03/15/2024	900	917

Fremont Home Loan Trust
2.078% due 01/25/2037 •	8	5

GMF Floorplan Owner Revolving Trust
2.784% due 03/15/2022	1,800	1,800
2.864% due 03/15/2023	1,800	1,800
3.130% due 03/15/2023	1,800	1,827

GSAMP Trust
2.088% due 12/25/2036 •	56	33

Hertz Fleet Lease Funding LP
3.230% due 05/10/2032	1,362	1,371

HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •	89	40

MMAF Equipment Finance LLC
2.920% due 07/12/2021	477	478

Navient Private Education Loan Trust
2.378% due 12/15/2059 •	256	256

Nelnet Student Loan Trust
3.782% due 11/25/2024 •	718	718

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	231	232

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.098% due 03/25/2035 •	385	386

Santander Retail Auto Lease Trust
2.314% due 10/20/2020 •	129	129
2.710% due 10/20/2020	129	129

Securitized Asset-Backed Receivables LLC Trust
2.550% due 12/25/2036 ^	93	30

SLC Student Loan Trust
2.219% due 09/15/2026 •	282	282

SLM Student Loan Trust
2.366% due 10/25/2024 •	119	119
2.396% due 01/25/2027 •	765	764
2.589% due 12/15/2027 •	401	401
2.776% due 04/25/2024 •	104	104

SMB Private Education Loan Trust
2.378% due 03/16/2026 •	408	408

SoFi Consumer Loan Program Trust
2.930% due 04/26/2027	412	412
3.010% due 04/25/2028	1,508	1,521

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	1,181	1,183

Structured Asset Investment Loan Trust
2.993% due 10/25/2033 •	62	62

Westlake Automobile Receivables Trust
2.840% due 09/15/2021	494	494

World Omni Automobile Lease Securitization Trust
2.130% due 04/15/2020	307	307
2.590% due 11/16/2020	287	287

Total Asset-Backed Securities (Cost $29,401)		29,479

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (e) 4.0%
		15,671

Total Short-Term Instruments (Cost $15,671)		15,671

Total Investments in Securities (Cost $348,777)		353,183

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.2%

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%

PIMCO Short Asset Portfolio	5,206,856	$51,824

PIMCO Short-Term Floating NAV Portfolio III	11,830	117

Total Short-Term Instruments (Cost $52,196)		51,941

Total Investments in Affiliates (Cost $52,196)		51,941

Total Investments 103.0% (Cost $400,973)		$405,124

Financial Derivative Instruments (f)(g) 0.0% (Cost or Premiums, net $417)		160

Other Assets and Liabilities, net (3.0)%		(11,984)

Net Assets 100.0%		$393,300

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$571	U.S. Treasury Notes 2.250% due 03/31/2021	$(584)	$571	$571
SAL	2.500	09/30/2019	10/01/2019	15,100	U.S. Treasury Notes 2.000% due 11/30/2022	(15,421)	15,100	15,101

Total Repurchase Agreements						$(16,005)	$15,671	$15,672

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.9)%
Fannie Mae UMBS, TBA	3.500%	11/01/2049	$800	$(817)	$(821)
Fannie Mae UMBS, TBA	4.000	11/01/2049	2,400	(2,490)	(2,492)
Ginnie Mae, TBA	4.000	10/01/2049	400	(416)	(416)

Total Short Sales (0.9)%				$(3,723)	$(3,729)

26	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$571	$0	$0	$571	$(584)	$(13)
SAL	15,101	0	0	15,101	(15,421)	(320)

Total Borrowings and Other Financing Transactions	$15,672	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(8,010) at a weighted average interest rate of 2.570%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	39	$39	$(9)	$(8)

Total Written Options					$(9)	$(8)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2019	643	$138,567	$(329)	$0	$(20)
U.S. Treasury 5-Year Note December Futures	12/2019	905	107,829	(607)	0	(43)

				$(936)	$0	$(63)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	270	$(35,184)	$400	$21	$0

Total Futures Contracts				$(536)	$21	$(63)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$ 7,400	$235	$(833)	$(598)	$2	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028	4,200	225	(492)	(267)	3	0

Total Swap Agreements						$460	$(1,325)	$(865)	$5	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Schedule of Investments PIMCO Low Duration Fund II (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$21	$5	$26	$(8)	$(63)	$0	$(71)

Cash of $1,487 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	CDX.MCDX-25 5-Year Index	1.000%	Quarterly	12/20/2020	$18,600	$(34)	$239	$205	$0

Total Swap Agreements						$(34)	$239	$205	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(4)
GST	$0	$0	$205	$205	$0	$0	$0	$0	$205	$(270)	$(65)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$21	$21
Swap Agreements	0	0	0	0	5	5

	$0	$0	$0	$0	$26	$26

Over the counter
Swap Agreements	$0	$205	$0	$0	$0	$205

	$0	$205	$0	$0	$26	$231

28	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	63	63

	$0	$0	$0	$0	$71	$71

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	27	27
Futures	0	0	0	0	79	79
Swap Agreements	0	(130)	0	0	47	(83)

	$0	$(130)	$0	$0	$144	$14

Over the counter
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Swap Agreements	0	95	0	0	0	95

	$0	$95	$0	$0	$(2)	$93

	$0	$(35)	$0	$0	$142	$107

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	272	272
Swap Agreements	0	132	0	0	(779)	(647)

	$0	$132	$0	$0	$(518)	$(386)

Over the counter
Purchased Options	$0	$0	$0	$0	$1	$1
Swap Agreements	0	(61)	0	0	0	(61)

	$0	$(61)	$0	$0	$1	$(60)

	$0	$71	$0	$0	$(517)	$(446)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$54,940	$0	$54,940
Industrials	0	34,463	0	34,463
Utilities	0	10,551	0	10,551
U.S. Government Agencies	0	113,020	0	113,020
U.S. Treasury Obligations	0	81,386	0	81,386
Non-Agency Mortgage-Backed Securities	0	13,673	0	13,673
Asset-Backed Securities	0	29,479	0	29,479
Short-Term Instruments
Repurchase Agreements	0	15,671	0	15,671

	$0	$353,183	$0	$353,183

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$51,941	$0	$0	$51,941

Total Investments	$51,941	$353,183	$0	$405,124

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,729)	$0	$(3,729)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21	5	0	26
Over the counter	0	205	0	205

	$21	$210	$0	$231

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(71)	$0	$0	$(71)

Total Financial Derivative Instruments	$(50)	$210	$0	$160

Totals	$51,891	$349,664	$0	$401,555

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO Low Duration ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.4%

CORPORATE BONDS & NOTES 50.2%

BANKING & FINANCE 35.6%

ABN AMRO Bank NV
0.750% due 06/09/2020	EUR	400	$439

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$2,300	2,407

AerCap Ireland Capital DAC
4.625% due 10/30/2020		700	717

Alexandria Real Estate Equities, Inc.
4.000% due 01/15/2024		1,200	1,281

American Express Co.
2.649% (US0003M + 0.525%) due 05/17/2021 ~		1,000	1,003
2.887% (US0003M + 0.600%) due 11/05/2021 ~		600	604
3.375% due 05/17/2021		900	918
3.700% due 11/05/2021		600	620

American Tower Corp.
2.800% due 06/01/2020		1,500	1,506

Asian Development Bank
1.875% due 08/10/2022		800	805

Australia & New Zealand Banking Group Ltd.
0.625% due 02/21/2023	EUR	400	447
3.300% due 05/17/2021		$500	510

Aviation Capital Group LLC
2.875% due 01/20/2022		600	603

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,200	1,256

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		500	501
3.499% due 05/17/2022 •		1,900	1,938

Bank of America N.A.
3.335% due 01/25/2023 •		1,200	1,232

Bank of Nova Scotia
2.375% due 01/18/2023		1,200	1,211

Barclays PLC
0.625% due 11/14/2023 •	EUR	900	988
3.588% (US0003M + 1.430%) due 02/15/2023 ~		$700	700
4.610% due 02/15/2023 •		800	831

BBVA USA
2.868% (US0003M + 0.730%) due 06/11/2021 ~		500	500

BNG Bank NV
2.125% due 12/14/2020		3,000	3,008

Citibank N.A.
3.050% due 05/01/2020		300	302

Citigroup, Inc.
2.450% due 01/10/2020		200	200
2.946% (US0003M + 0.690%) due 10/27/2022 ~		600	601
3.128% (US0003M + 0.790%) due 01/10/2020 ~		1,000	1,001
3.142% due 01/24/2023 •		600	611

Cooperatieve Rabobank UA
2.697% (US0003M + 0.430%) due 04/26/2021 ~		1,300	1,305
3.125% due 04/26/2021		1,300	1,323

Credit Agricole S.A.
3.303% (US0003M + 1.020%) due 04/24/2023 ~		1,900	1,911

Dexia Credit Local S.A.
2.500% due 01/25/2021		1,400	1,411

European Bank for Reconstruction & Development
1.625% due 09/27/2024		2,800	2,798

Ford Motor Credit Co. LLC
3.217% (US0003M + 0.930%) due 11/04/2019 ~		500	500

Goldman Sachs Group, Inc.
3.419% (US0003M + 1.160%) due 04/23/2020 ~		1,200	1,205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.636% (US0003M + 1.360%) due 04/23/2021 ~		$500	$507
6.000% due 06/15/2020		400	411

Host Hotels & Resorts LP
3.375% due 12/15/2029		700	699

HSBC France S.A.
0.625% due 12/03/2020	EUR	900	992

HSBC Holdings PLC
2.782% (US0003M + 0.650%) due 09/11/2021 ~		$500	501
3.033% due 11/22/2023 •		700	711

ING Bank NV
0.750% due 11/24/2020	EUR	400	441

International Bank for Reconstruction & Development
1.750% due 11/22/2021		$3,600	3,591
2.250% due 01/17/2023	CAD	2,800	2,148

International Lease Finance Corp.
8.250% due 12/15/2020		$500	535

JPMorgan Chase & Co.
2.550% due 10/29/2020		300	302
2.755% (US0003M + 0.610%) due 06/18/2022 ~		400	401

JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		1,800	1,801
3.086% due 04/26/2021 •		800	804

KEB Hana Bank
3.375% due 01/30/2022		2,100	2,145

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		4,400	4,447

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		800	803

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~		1,000	1,008

Marsh & McLennan Cos., Inc.
2.350% due 03/06/2020		400	400
3.285% (US0003M + 1.200%) due 12/29/2021 ~		700	701
3.500% due 12/29/2020		600	610

Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		2,200	2,220

Mizuho Bank Ltd.
2.400% due 03/26/2020		600	601

Mizuho Financial Group, Inc.
2.520% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	1,100	749

Morgan Stanley
3.683% (US0003M + 1.400%) due 10/24/2023 ~		$500	509

National Australia Bank Ltd.
0.350% due 09/07/2022	EUR	300	332
3.450% due 12/04/2023		$1,500	1,592
3.625% due 06/20/2023		1,500	1,580

Nederlandse Waterschapsbank NV
2.125% due 11/15/2021		2,100	2,115

ORIX Corp.
4.050% due 01/16/2024		900	960

PNC Bank N.A.
2.709% (US0003M + 0.450%) due 07/22/2022 ~		600	600

Private Export Funding Corp.
2.100% due 12/19/2019		1,500	1,500
2.650% due 02/16/2021		1,000	1,011

Reliance Standard Life Global Funding
2.500% due 01/15/2020		1,500	1,501

Royal Bank of Canada
3.350% due 10/22/2021		2,300	2,368

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		500	501

SBA Communications Corp.
4.875% due 09/01/2024		400	415

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		$600	$600

Stadshypotek AB
2.500% due 04/05/2022		1,000	1,016

Sumitomo Mitsui Banking Corp.
2.450% due 10/20/2020		1,700	1,708
2.692% (US0003M + 0.370%) due 10/16/2020 ~		900	902

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	900	1,019

Sumitomo Mitsui Trust Bank Ltd.
3.210% (US0003M + 0.910%) due 10/18/2019 ~		$1,200	1,201

Swedbank AB
0.250% due 11/07/2022	EUR	400	440

Toronto-Dominion Bank
3.350% due 10/22/2021		$2,300	2,368

U.S. Bank N.A.
2.533% (US0003M + 0.250%) due 07/24/2020 ~		1,200	1,202
3.050% due 07/24/2020		600	605

UBS AG
2.450% due 12/01/2020		1,300	1,305
2.618% (US0003M + 0.480%) due 12/01/2020 ~		1,300	1,304
2.682% due 06/08/2020 •		200	201

UBS Group Funding Switzerland AG
4.083% due 04/14/2021 •		800	817

UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~		600	629
7.830% due 12/04/2023		1,200	1,408

WEA Finance LLC
3.250% due 10/05/2020		700	707

Westpac Banking Corp.
2.100% due 02/25/2021		1,000	1,002
3.050% due 05/15/2020		600	604
3.100% due 06/03/2021	AUD	1,600	1,113

			99,856

INDUSTRIALS 8.9%

Apple, Inc.
2.850% due 02/23/2023		$1,200	1,236

CA, Inc.
3.600% due 08/01/2020		300	303

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~		1,200	1,200
2.749% (US0003M + 0.630%) due 03/15/2021 ~		500	500

Conagra Brands, Inc.
3.800% due 10/22/2021		900	929

Danone S.A.
1.691% due 10/30/2019		1,600	1,599
2.077% due 11/02/2021		580	579
2.589% due 11/02/2023		600	609

Dell International LLC
4.420% due 06/15/2021		900	928

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		692	692

eBay, Inc.
2.150% due 06/05/2020		800	800
3.800% due 03/09/2022		700	725

ERAC USA Finance LLC
2.350% due 10/15/2019		1,200	1,200
2.600% due 12/01/2021		300	302

General Mills, Inc.
2.862% (US0003M + 0.540%) due 04/16/2021 ~		500	501

Georgia-Pacific LLC
2.539% due 11/15/2019		800	800
5.400% due 11/01/2020		200	207

30	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Heathrow Funding Ltd.
4.875% due 07/15/2023	$600	$626

Intel Corp.
1.700% due 05/19/2021	400	400
2.261% (US0003M + 0.080%) due 05/11/2020 ~	700	701

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023	1,000	1,019

Komatsu Finance America, Inc.
2.118% due 09/11/2020	500	499
2.437% due 09/11/2022	500	501

Local Initiatives Support Corp.
3.005% due 03/01/2022	700	711

Mondelez International Holdings Netherlands BV
1.625% due 10/28/2019	400	400
2.000% due 10/28/2021	1,400	1,398

Mondelez International, Inc.
3.000% due 05/07/2020	500	503

NTT Finance Corp.
1.900% due 07/21/2021	500	497

Oracle Corp.
1.900% due 09/15/2021	1,000	1,000

Ryder System, Inc.
2.875% due 06/01/2022	1,200	1,220

Telefonica Emisiones S.A.
5.134% due 04/27/2020	1,000	1,016
5.462% due 02/16/2021	500	522

Zoetis, Inc.
3.250% due 02/01/2023	900	925

		25,048

UTILITIES 5.7%

AT&T, Inc.
3.253% (US0003M + 0.950%) due 07/15/2021 ~	400	404

Avangrid, Inc.
3.150% due 12/01/2024	1,200	1,238

Baltimore Gas & Electric Co.
3.350% due 07/01/2023	1,000	1,044

Consolidated Edison, Inc.
2.000% due 05/15/2021	900	899

Electricite de France S.A.
3.625% due 10/13/2025	500	529

Enel Finance International NV
2.650% due 09/10/2024	2,100	2,105

Exelon Corp.
2.850% due 06/15/2020	500	502

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	1,200	1,202

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	900	906
2.544% (US0003M + 0.400%) due 08/21/2020 ~	500	500
3.342% due 09/01/2020	100	101

Optus Finance Pty. Ltd.
4.625% due 10/15/2019	1,300	1,301

Sempra Energy
2.400% due 03/15/2020	500	500
2.569% (US0003M + 0.450%) due 03/15/2021 ~	700	698
2.803% (US0003M + 0.500%) due 01/15/2021 ~	1,200	1,199

Southern Power Co.
1.950% due 12/15/2019	1,700	1,699

Telstra Corp. Ltd.
4.800% due 10/12/2021	600	629

Vodafone Group PLC
3.750% due 01/16/2024	500	528

		15,984

Total Corporate Bonds & Notes (Cost $139,632)		140,888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 31.3%

Fannie Mae
1.000% due 01/25/2043	$21	$20
2.616% due 09/25/2042 •	48	48
2.918% due 06/25/2021 - 09/25/2021 •	1	1
3.330% due 11/01/2023	1,179	1,240
3.500% due 02/25/2043 (a)	1,165	115
3.538% due 08/01/2029 •	9	9
3.683% due 07/01/2042 •	11	11
3.733% due 09/01/2041 •	33	33
3.883% due 09/01/2040 •	3	3
3.910% due 11/01/2034 •	3	4
4.093% due 11/01/2035 •	13	14
4.246% due 11/01/2035 •	6	6
4.394% due 05/01/2035 •	6	6
4.464% due 08/01/2035 •	44	47
4.573% due 07/01/2035 •	2	2
5.000% due 01/25/2040 - 07/25/2040	280	306
5.313% due 12/25/2042 ~	5	5
5.750% due 10/25/2035	11	13
5.944% due 02/01/2031 •	5	5
7.500% due 07/25/2022	4	4

Fannie Mae UMBS
4.000% due 08/01/2047 - 10/01/2048	16,076	16,774
4.500% due 11/01/2048	371	393
5.500% due 01/01/2025 - 02/01/2028	234	244
6.000% due 05/01/2037	1	1

Fannie Mae UMBS, TBA
3.000% due 12/01/2049	2,000	2,027
3.500% due 11/01/2049 - 12/01/2049	8,500	8,722
4.500% due 11/01/2049	1,400	1,475

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	63	63

Freddie Mac
2.000% due 11/15/2026	433	434
2.306% due 12/25/2036 •	3	3
2.478% due 11/15/2030 •	1	1
2.630% due 12/15/2042 •	1,197	1,196
2.700% due 08/01/2023	3,600	3,652
2.738% due 10/15/2037 •	53	54
2.875% due 04/25/2026	1,900	2,003
2.939% due 04/25/2029	1,900	2,039
3.492% due 02/25/2045 •	26	26
4.000% due 06/01/2048 - 11/01/2048	8,156	8,501
4.489% due 07/01/2035 •	8	8
4.518% due 08/01/2035 •	22	23
4.579% due 06/01/2035 •	31	32
5.000% due 10/01/2033	6	6
6.436% due 08/15/2044 •	385	444
6.500% due 07/25/2043	52	61
7.000% due 04/15/2023	1	1

Freddie Mac UMBS
4.000% due 09/01/2048 - 10/01/2048	401	416

Ginnie Mae
2.400% due 10/20/2043 •	912	908
2.500% due 11/20/2045 •	173	173
2.578% due 12/16/2025 •	1	1
2.689% due 02/20/2067 •	733	733
2.809% due 05/20/2066 •	434	435
2.840% due 06/20/2065 •	279	279
2.859% due 03/20/2065 •	982	983
2.879% due 11/20/2065 •	609	612
2.949% due 02/20/2066 •	601	605
2.959% due 04/20/2065	181	181
2.999% due 10/20/2066 •	871	876
3.009% due 07/20/2067	1,385	1,386
3.109% due 04/20/2065	209	209
3.487% due 06/20/2067 •	1,116	1,137
3.500% due 05/20/2049 - 08/20/2049	3,513	3,677
3.875% due 06/20/2027 - 05/20/2030 •	19	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 02/20/2032 •		$8	$8
4.000% due 06/20/2048 - 06/20/2049		2,667	2,822
4.500% due 04/20/2049		485	507
5.000% due 02/20/2041 (a)		1	0
5.000% due 08/20/2048 - 04/20/2049		7,343	7,763

Ginnie Mae, TBA
4.500% due 11/01/2049		6,800	7,102
5.000% due 11/01/2049 - 12/01/2049		6,500	6,851

Total U.S. Government Agencies (Cost $86,647)			87,759

U.S. TREASURY OBLIGATIONS 15.8%

U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2022 (d)		9,811	9,717
0.125% due 01/15/2023 (d)		7,780	7,721
0.250% due 01/15/2025		1,841	1,848
0.375% due 07/15/2023 (f)		9,591	9,656
0.625% due 04/15/2023 (d)		9,606	9,691
0.875% due 01/15/2029 (d)		4,572	4,863
1.000% due 02/15/2049 (h)		714	809

Total U.S. Treasury Obligations (Cost $43,795)			44,305

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

American Home Mortgage Investment Trust
3.689% due 10/25/2034 •		4	4
4.031% due 02/25/2045 •		9	9

Banc of America Funding Trust
4.808% due 05/25/2035 ~		155	159

Banc of America Mortgage Trust
4.639% due 08/25/2034 ~		82	85
4.927% due 03/25/2033 ~		181	183

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 02/25/2033 ~		1	1
4.886% due 01/25/2034 ~		8	8

Bear Stearns ALT-A Trust
4.201% due 09/25/2035 ^~		11	9
4.496% due 05/25/2035 ~		43	44

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •		51	47
4.380% due 10/25/2035 •		5	5
4.810% due 05/25/2035 •		9	9

Countrywide Home Loan Mortgage Pass-Through Trust
4.241% due 11/25/2034 ~		27	28
4.244% due 02/20/2035 ~		19	20
4.667% due 02/20/2036 ^•		51	50

Eurosail PLC
1.730% (BP0003M + 0.950%) due 06/13/2045 ~	GBP	1,016	1,238

First Horizon Alternative Mortgage Securities Trust
3.957% due 01/25/2035 ~		$145	148

FirstMac Mortgage Funding Trust
2.101% due 03/08/2049 •	AUD	505	340
2.351% due 03/08/2049 •		800	539

GMAC Mortgage Corp. Loan Trust
4.532% due 11/19/2035 ~		$12	12

Great Hall Mortgages PLC
2.275% due 06/18/2039 •		141	137

GS Mortgage Securities Corp. Trust
3.980% due 02/10/2029		500	507

GSR Mortgage Loan Trust
3.916% due 06/25/2034 ~		13	14
4.287% due 11/25/2035 ~		53	55
4.480% due 09/25/2035 ~		42	43

JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		31	25

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
2.298% due 12/25/2035 •		51	48

Prime Mortgage Trust
2.418% due 02/25/2034 •		3	2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBSSP Resecuritization Trust
4.317% due 12/25/2035 ~		$124	$128

Structured Adjustable Rate Mortgage Loan Trust
3.846% due 01/25/2035 ^•		41	40
4.458% due 02/25/2034 ~		38	39

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •		79	54
2.298% due 02/25/2036 ^•		20	20
2.307% due 07/19/2035 •		17	17

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	944	1,163

WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		$14	14
2.308% due 10/25/2045 •		91	91
2.758% due 11/25/2034 •		45	46
3.846% due 06/25/2042 •		10	10

Washington Mutual Mortgage Pass-Through Certificates Trust
3.826% due 02/25/2033 ~		1	1

Wells Fargo Mortgage-Backed Securities Trust
4.915% due 10/25/2035 ~		189	194
4.968% due 06/25/2035 ~		62	65

Total Non-Agency Mortgage-Backed Securities (Cost $6,115)			5,651

ASSET-BACKED SECURITIES 4.4%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
3.128% due 03/25/2035 •		1,300	1,319

Bear Stearns Asset-Backed Securities Trust
3.018% due 10/25/2037 •		102	103

Countrywide Asset-Backed Certificates
2.438% due 01/25/2045 •		303	303

Countrywide Asset-Backed Certificates Trust, Inc.
2.758% due 12/25/2034 •		1,614	1,629

CPS Auto Receivables Trust
3.180% due 06/15/2022		739	742

Drive Auto Receivables Trust
2.308% due 03/15/2022 •		1,370	1,370
2.930% due 03/15/2022		1,370	1,373

Edsouth Indenture LLC
3.168% due 09/25/2040 •		87	87

Ford Credit Auto Owner Trust
2.440% due 01/15/2027		400	401

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •		2	1

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gracechurch Card Funding PLC
2.428% due 07/15/2022 •		$600	$600

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •		21	21

Morgan Stanley ABS Capital, Inc. Trust
2.068% due 07/25/2036 •		11	5

Navient Private Education Loan Trust
2.378% due 12/15/2059 •		192	192

Nelnet Student Loan Trust
3.782% due 11/25/2024 •		479	479

NovaStar Mortgage Funding Trust
2.338% due 05/25/2036 •		304	300

Palmer Square Loan Funding Ltd.
2.953% due 07/15/2026 •		437	437

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •		92	93

Penarth Master Issuer PLC
2.421% due 03/18/2022 •		600	600
2.491% due 09/18/2022		600	600

RAAC Trust
2.498% due 03/25/2037 •		30	30

Securitized Asset-Backed Receivables LLC Trust
2.570% due 12/25/2036 ^		47	15

SLC Student Loan Trust
2.219% due 09/15/2026 •		169	169
2.229% due 03/15/2027 •		196	195

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	18	$19
2.366% due 10/25/2024 •		$71	71
2.366% due 01/26/2026 •		240	240
2.396% due 01/25/2027 •		201	201
2.426% due 10/25/2029 •		427	424
2.776% due 04/25/2024 •		54	54

Structured Asset Investment Loan Trust
2.723% due 03/25/2034 •		106	106
2.993% due 10/25/2033 •		24	24

Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		341	343

Total Asset-Backed Securities (Cost $12,146)			12,546

SOVEREIGN ISSUES 7.4%

Export Development Canada
1.800% due 09/01/2022	CAD	1,700	1,288

Hong Kong Government International Bond
2.500% due 05/28/2024		$1,800	1,848

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	6,500	$7,601

Japan Bank for International Cooperation
2.375% due 07/21/2022		$500	507
2.500% due 06/01/2022		1,600	1,627

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		1,200	1,199

Korea International Bond
2.000% due 06/19/2024		1,200	1,204

Province of Ontario
4.400% due 04/14/2020		1,200	1,215

Province of Quebec
1.650% due 03/03/2022	CAD	1,000	753
2.450% due 03/01/2023		3,000	2,314

Spain Government International Bond
4.000% due 04/30/2020	EUR	1,100	1,230

Total Sovereign Issues (Cost $20,773)			20,786

SHORT-TERM INSTRUMENTS 6.3%

CERTIFICATES OF DEPOSIT 0.8%

Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~		$1,200	1,200

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		1,000	1,003

			2,203

REPURCHASE AGREEMENTS (c) 5.5%
			15,529

Total Short-Term Instruments (Cost $17,729)			17,732

Total Investments in Securities (Cost $326,837)			329,667

Total Investments 117.4% (Cost $326,837)			$329,667

Financial Derivative Instruments (e)(g) 0.1% (Cost or Premiums, net $234)			168

Other Assets and Liabilities, net (17.5)%			(49,019)

Net Assets 100.0%			$280,816

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$529	U.S. Treasury Notes 2.250% due 03/31/2021	$(544)	$529	$529
SAL	2.500	09/30/2019	10/01/2019	15,000	U.S. Treasury Notes 2.000% due 11/30/2022	(15,319)	15,000	15,001

Total Repurchase Agreements						$(15,863)	$15,529	$15,530

32	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.330%	07/24/2019	10/22/2019	$(9,719)	$(9,762)
BSN	2.220	08/13/2019	10/15/2019	(1,309)	(1,314)
	2.250	08/12/2019	10/11/2019	(3,765)	(3,777)
	2.310	08/02/2019	10/03/2019	(6,375)	(6,399)

Total Reverse Repurchase Agreements					$(21,252)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (2.8)%
Fannie Mae UMBS, TBA	4.000%	11/01/2049	$4,800	$(4,981)	$(4,984)
Ginnie Mae, TBA	4.000	10/01/2049	2,700	(2,805)	(2,808)

Total Short Sales (2.8)%				$(7,786)	$(7,792)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(9,762)	$0	$(9,762)	$9,717	$(45)
BSN	0	(11,490)	0	(11,490)	11,404	(86)
FICC	529	0	0	529	(544)	(15)
SAL	15,001	0	0	15,001	(15,319)	(318)

Total Borrowings and Other Financing Transactions	$15,530	$(21,252)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(21,252)	$0	$0	$(21,252)

Total Borrowings	$0	$(21,252)	$0	$0	$(21,252)

Payable for reverse repurchase agreements					$(21,252)

(d)	Securities with an aggregate market value of $21,121 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(14,984) at a weighted average interest rate of 2.427%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	$108.000	11/22/2019	3	$3	$0	$0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	1	1	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	6	6	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	58	58	1	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	26	26	0	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	102	102	1	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	144.500	11/22/2019	6	6	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	146.000	11/22/2019	4	4	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	148.500	11/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 10-Year Note December 2019 Futures	149.000	11/22/2019	44	44	0	0

Total Purchased Options					$2	$0

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	28	$28	$(6)	$(6)

Total Written Options					$(6)	$(6)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures(1)	11/2019	2	$0	$0	$0	$0
Euro-BTP Italy Government Bond December Futures	12/2019	180	23,626	166	20	(2)
Euro-Bund 10-Year Bond December Futures	12/2019	43	8,167	35	2	(5)
U.S. Treasury 2-Year Note December Futures	12/2019	475	102,363	(142)	0	(15)
U.S. Treasury 5-Year Note December Futures	12/2019	230	27,404	(38)	0	(11)

				$21	$22	$(33)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	12/2020	160	$(43,840)	$52	$2	$(4)
3-Month Euribor September Futures	09/2020	113	(30,959)	39	0	(2)
Australia Government 3-Year Note December Futures	12/2019	215	(16,788)	(61)	16	0
Euro-Bobl December Futures	12/2019	21	(3,105)	11	0	(2)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	40	(7,425)	96	6	(1)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	25	(2)	6	1	0
U.S. Treasury 10-Year Note December Futures	12/2019	32	(4,170)	28	2	0
United Kingdom Long Gilt December Futures	12/2019	4	(660)	(4)	0	(2)

				$167	$27	$(11)

Total Futures Contracts				$188	$49	$(44)

34	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	5,300	$168	$(596)	$(428)	$2	$0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,600	139	(304)	(165)	2	0
Receive(2)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	4,100	43	(98)	(55)	0	(17)
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,270,000	40	101	141	0	(7)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		990,000	(57)	(205)	(262)	11	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		10,000	1	3	4	0	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		310,000	7	(326)	(319)	13	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		40,000	(1)	(76)	(77)	2	0

Total Swap Agreements							$340	$ (1,501)	$(1,161)	$30	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$49	$30	$79	$(6)	$(44)	$(24)	$(74)

(f)

Securities with an aggregate market value of $544 and cash of $1,627 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(g)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$2,557	GBP	2,075	$0	$(5)
	11/2019	GBP	2,075		$2,560	5	0

BPS	11/2019	EUR	104		115	2	0

BRC	11/2019		12,739		14,401	471	0

CBK	11/2019		2,594		2,890	54	0
	11/2019	JPY	23,300		220	4	0
	11/2019		$152	EUR	136	0	(3)
	11/2019		1,136	JPY	120,100	0	(22)

DUB	03/2020	CNH	37,877		$5,257	0	(27)

GLM	10/2019		$257	AUD	382	1	0

HUS	10/2019	AUD	4,425		$2,988	1	0
	10/2019	CAD	8,867		6,669	0	(24)
	10/2019		$6,689	CAD	8,867	3	0
	10/2019		263	DKK	1,760	0	(6)
	11/2019	CAD	8,867		$6,693	0	(4)
	11/2019	JPY	150,000		1,425	34	0
	11/2019		$2,479	EUR	2,239	0	(31)
	11/2019		10,389	JPY	1,085,700	0	(319)
	03/2020	CNH	18,217		$2,526	0	(16)

JPM	10/2019	DKK	1,760		271	14	0
	11/2019		$127	EUR	114	0	(2)

MYI	10/2019		2,731	AUD	4,043	0	(2)
	11/2019	AUD	4,043		$2,734	2	0

SOG	10/2019	GBP	2,075		2,538	0	(14)

Total Forward Foreign Currency Contracts						$591	$(475)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$72.000	11/06/2019	1,900	$0	$0

Total Purchased Options					$0	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
MYC	CMBX.NA.AAA.11 Index	0.500%	Monthly	11/18/2054	$	12,000	$(102)	$149	$47	$0

Total Swap Agreements							$(102)	$149	$47	$0

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$5	$0	$0	$5	$(5)	$0	$0	$(5)	$0	$0	$0
BPS	2	0	0	2	0	0	0	0	2	0	2
BRC	471	0	0	471	0	0	0	0	471	(300)	171
CBK	58	0	0	58	(25)	0	0	(25)	33	0	33
DUB	0	0	0	0	(27)	0	0	(27)	(27)	(70)	(97)
GLM	1	0	0	1	0	0	0	0	1	0	1
HUS	38	0	0	38	(400)	0	0	(400)	(362)	266	(96)
JPM	14	0	0	14	(2)	0	0	(2)	12	0	12
MYC	0	0	47	47	0	0	0	0	47	0	47
MYI	2	0	0	2	(2)	0	0	(2)	0	0	0
SOG	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)

Total Over the Counter	$591	$0	$47	$638	$(475)	$0	$0	$(475)

(h)

Securities with an aggregate market value of $266 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

36	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$49	$49
Swap Agreements	0	0	0	0	30	30

	$0	$0	$0	$0	$79	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$591	$0	$591
Swap Agreements	0	47	0	0	0	47

	$0	$47	$0	$591	$0	$638

	$0	$47	$0	$591	$79	$717

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	44	44
Swap Agreements	0	0	0	0	24	24

	$0	$0	$0	$0	$74	$74

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$475	$0	$475

	$0	$0	$0	$475	$74	$549

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	17	17
Futures	0	0	0	0	(622)	(622)
Swap Agreements	0	(6)	0	0	(307)	(313)

	$0	$(6)	$0	$0	$(923)	$(929)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$541	$0	$541
Purchased Options	0	0	0	0	(1)	(1)
Swap Agreements	0	31	0	0	0	31

	$0	$31	$0	$541	$(1)	$571

	$0	$25	$0	$541	$(924)	$(358)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	(7)	(7)
Futures	0	0	0	0	1,332	1,332
Swap Agreements	0	6	0	0	(673)	(667)

	$0	$6	$0	$0	$650	$656

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(66)	$0	$(66)
Purchased Options	0	0	0	0	1	1
Swap Agreements	0	22	0	0	0	22

	$0	$22	$0	$(66)	$1	$(43)

	$0	$28	$0	$(66)	$651	$613

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO Low Duration ESG Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$99,856	$0	$99,856
Industrials	0	25,048	0	25,048
Utilities	0	15,984	0	15,984
U.S. Government Agencies	0	87,759	0	87,759
U.S. Treasury Obligations	0	44,305	0	44,305
Non-Agency Mortgage-Backed Securities	0	5,651	0	5,651
Asset-Backed Securities	0	12,546	0	12,546
Sovereign Issues	0	20,786	0	20,786
Short-Term Instruments
Certificates of Deposit	0	2,203	0	2,203
Repurchase Agreements	0	15,529	0	15,529

Total Investments	$0	$329,667	$0	$329,667

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(7,792)	$0	$(7,792)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	49	30	0	79
Over the counter	0	638	0	638

	$49	$668	$0	$717

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(50)	(24)	0	(74)
Over the counter	0	(475)	0	(475)

	$(50)	$(499)	$0	$(549)

Total Financial Derivative Instruments	$(1)	$169	$0	$168

Totals	$(1)	$322,044	$0	$322,043

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

38	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Short Asset Investment Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 71.0%

CORPORATE BONDS & NOTES 45.2%

BANKING & FINANCE 24.7%

ABN AMRO Bank NV
2.702% (US0003M + 0.570%) due 08/27/2021 ~	$5,080	$5,098
2.713% (US0003M + 0.410%) due 01/19/2021 ~	1,000	1,001

AerCap Ireland Capital DAC
4.250% due 07/01/2020	4,300	4,360
4.625% due 10/30/2020	5,500	5,631

AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~	9,500	9,500

Air Lease Corp.
4.750% due 03/01/2020	13,042	13,169

American Express Co.
2.756% (US0003M + 0.620%) due 05/20/2022 ~	10,000	10,035

American Honda Finance Corp.
2.424% (US0003M + 0.290%) due 12/10/2021 ~	10,000	9,990
2.488% (US0003M + 0.350%) due 06/11/2021 ~	10,600	10,622
2.640% (US0003M + 0.540%) due 06/27/2022 ~(c)	34,600	34,732

Aozora Bank Ltd.
2.750% due 03/09/2020	2,700	2,700

Athene Global Funding
3.418% (US0003M + 1.140%) due 04/20/2020 ~	8,600	8,648

AvalonBay Communities, Inc.
2.733% (US0003M + 0.430%) due 01/15/2021 ~	1,800	1,800

Aviation Capital Group LLC
3.082% (US0003M + 0.950%) due 06/01/2021 ~	12,300	12,347

Bank of America N.A.
2.482% (US0003M + 0.350%) due 05/24/2021 ~(c)	39,000	39,039

Barclays Bank PLC
2.801% (US0003M + 0.460%) due 01/11/2021 ~	2,670	2,666

Barclays PLC
2.750% due 11/08/2019	2,530	2,530
2.875% due 06/08/2020	2,500	2,505

BOC Aviation Ltd.
3.000% due 03/30/2020	1,100	1,102
3.316% (US0003M + 1.050%) due 05/02/2021 ~	5,470	5,493

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~	6,200	6,185

Citibank N.A.
2.420% (SOFRRATE + 0.600%) due 03/13/2021 ~	1,000	1,004
2.736% (US0003M + 0.600%) due 05/20/2022 ~	8,550	8,567
2.829% (US0003M + 0.570%) due 07/23/2021 ~	6,000	6,036

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	7,438	7,524

Citigroup, Inc.
3.172% (US0003M + 1.070%) due 12/08/2021 ~	13,735	13,906
3.484% (US0003M + 1.380%) due 03/30/2021 ~	4,400	4,467

Danske Bank A/S
2.648% (US0003M + 0.510%) due 03/02/2020 ~	20,845	20,854
3.001% due 09/20/2022 •	500	502

Delphi Financial Group, Inc.
7.875% due 01/31/2020	5,000	5,087

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emirates NBD PJSC
3.000% due 05/06/2020	$2,500	$2,508
3.250% due 11/19/2019	5,000	5,006
3.806% (US0003M + 1.550%) due 01/26/2020 ~	1,000	1,004

First Abu Dhabi Bank PJSC
2.250% due 02/11/2020	11,912	11,910

First Gulf Bank PJSC
2.625% due 02/24/2020	2,000	2,002

Ford Motor Credit Co. LLC
2.922% (US0003M + 0.790%) due 06/12/2020 ~	5,000	4,992
3.065% (US0003M + 0.930%) due 09/24/2020 ~	23,700	23,703
3.311% (US0003M + 1.000%) due 01/09/2020 ~	8,115	8,116
4.853% (US0003M + 2.550%) due 01/07/2021 ~	7,900	8,022
8.125% due 01/15/2020	2,000	2,033

General Motors Financial Co., Inc.
2.450% due 11/06/2020	4,700	4,698
3.233% (US0003M + 0.930%) due 04/13/2020 ~	37,010	37,104

Goldman Sachs Bank USA
2.575% due 05/24/2021 •	19,634	19,669

Goldman Sachs Group, Inc.
2.830% (US0003M + 0.730%) due 12/27/2020 ~	11,255	11,267
3.636% (US0003M + 1.360%) due 04/23/2021 ~	4,700	4,765
3.902% (US0003M + 1.770%) due 02/25/2021 ~	7,000	7,138

Harley-Davidson Financial Services, Inc.
2.150% due 02/26/2020	4,140	4,133
2.652% (US0003M + 0.500%) due 05/21/2020 ~	4,740	4,744

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~	16,631	16,650
2.782% (US0003M + 0.650%) due 09/11/2021 ~	37,233	37,289

HSH Portfoliomanagement AoeR
2.454% (US0003M + 0.330%) due 11/19/2021 ~	5,000	5,027

ICICI Bank Ltd.
3.500% due 03/18/2020	3,900	3,915
5.750% due 11/16/2020	1,915	1,978

Jackson National Life Global Funding
2.603% (US0003M + 0.300%) due 10/15/2020 ~	7,600	7,610
2.618% (US0003M + 0.480%) due 06/11/2021 ~	1,000	1,003

John Deere Capital Corp.
2.622% (US0003M + 0.490%) due 06/13/2022 ~	9,800	9,822

JPMorgan Chase & Co.
2.652% (US0003M + 0.550%) due 03/09/2021 ~	35,000	35,049

JPMorgan Chase Bank N.A.
2.543% (US0003M + 0.290%) due 02/01/2021 ~	3,000	3,001

KEB Hana Bank
2.799% (US0003M + 0.700%) due 10/02/2022 ~(a)	5,200	5,215

Lloyds Bank PLC
2.699% (US0003M + 0.490%) due 05/07/2021 ~	4,522	4,523

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~	16,200	16,242

Macquarie Bank Ltd.
3.376% (US0003M + 1.120%) due 07/29/2020 ~	2,200	2,217

Metropolitan Life Global Funding
2.320% (SOFRRATE + 0.500%) due 05/28/2021 ~	3,300	3,304

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.390% 09/07/2020 •	$28,500	$28,580

Mitsubishi UFJ Financial Group, Inc.
2.802% (US0003M + 0.700%) due 03/07/2022 ~	7,000	7,007
2.917% (US0003M + 0.650%) due 07/26/2021 ~	11,693	11,736
3.066% (US0003M + 0.790%) due 07/25/2022 ~	3,000	3,013
3.187% (US0003M + 1.060%) due 09/13/2021 ~	18,152	18,355

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.750% due 10/21/2020	14,300	14,364

Mizuho Financial Group, Inc.
2.977% (US0003M + 0.850%) due 09/13/2023 ~	17,800	17,845
3.162% (US0003M + 0.840%) due 07/16/2023 ~	12,000	12,020
3.267% (US0003M + 1.140%) due 09/13/2021 ~	6,717	6,798

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	17,067	17,083
3.458% (US0003M + 1.180%) due 01/20/2022 ~	3,008	3,038

New York Life Global Funding
2.780% (US0003M + 0.440%) due 07/12/2022 ~	12,500	12,538

Nissan Motor Acceptance Corp.
2.125% due 03/03/2020	8,910	8,904
2.150% due 07/13/2020	11,650	11,639
2.494% (US0003M + 0.390%) due 09/28/2020 ~	16,410	16,407
2.693% (US0003M + 0.390%) due 07/13/2020 ~	3,970	3,971
2.789% (US0003M + 0.630%) due 09/21/2021 ~	11,085	11,087
2.883% (US0003M + 0.580%) due 01/13/2020 ~	10,300	10,308

ORIX Corp.
2.650% due 04/13/2021	4,000	4,017

Pacific LifeCorp
6.000% due 02/10/2020	2,233	2,259

PNC Bank N.A.
2.709% (US0003M + 0.450%) due 07/22/2022 ~	48,000	48,005

Qatari Diar Finance Co.
5.000% due 07/21/2020	8,310	8,484

QNB Finance Ltd.
3.266% (US0003M + 1.000%) due 05/02/2022 ~	600	602
3.531% (US0003M + 1.350%) due 02/12/2020 ~	29,800	29,917
3.559% (US0003M + 1.350%) due 02/07/2020 ~	15,600	15,668

Reliance Standard Life Global Funding
2.500% due 01/15/2020	1,500	1,501

Santander Holdings USA, Inc.
2.650% due 04/17/2020	15,248	15,278

Santander UK PLC
2.587% (US0003M + 0.300%) due 11/03/2020 ~	5,000	4,998
2.758% (US0003M + 0.620%) due 06/01/2021 ~	6,800	6,808
2.818% (US0003M + 0.660%) due 11/15/2021 ~	10,000	10,015

Standard Chartered PLC
2.250% due 04/17/2020	5,180	5,177
3.334% (US0003M + 1.200%) due 09/10/2022 ~	21,400	21,520

State Bank of India
3.128% (US0003M + 0.850%) due 01/20/2020 ~	3,900	3,905

Sumitomo Mitsui Financial Group, Inc.
3.120% (US0003M + 0.780%) due 07/12/2022 ~	1,800	1,807
3.432% (US0003M + 1.110%) due 07/14/2021 ~	16,518	16,718

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Synchrony Financial
2.700% due 02/03/2020	$10,578	$10,591

Toyota Motor Credit Corp.
2.843% (US0003M + 0.540%) due 01/08/2021 ~	20,300	20,395

UBS AG
2.618% (US0003M + 0.480%) due 12/01/2020 ~	12,650	12,687

UBS Group Funding Switzerland AG
3.575% (US0003M + 1.440%) due 09/24/2020 ~	3,676	3,725
4.083% due 04/14/2021 •	3,518	3,593

United Overseas Bank Ltd.
2.739% (US0003M + 0.480%) due 04/23/2021 ~	6,945	6,964

Wells Fargo Bank N.A.
2.752% (US0003M + 0.620%) due 05/27/2022 ~	42,000	42,114
2.788% (US0003M + 0.510%) due 10/22/2021 ~	625	627
2.798% (US0003M + 0.660%) due 09/09/2022 ~	6,500	6,517

		1,091,344

INDUSTRIALS 16.9%

Allergan Funding SCS
3.000% due 03/12/2020	31,352	31,445
3.387% (US0003M + 1.255%) due 03/12/2020 ~	17,461	17,533

Amgen, Inc.
2.631% (US0003M + 0.450%) due 05/11/2020 ~	10,026	10,043

Andeavor Logistics LP
5.500% due 10/15/2019	8,497	8,506

Autodesk, Inc.
3.125% due 06/15/2020	1,153	1,159

AutoNation, Inc.
5.500% due 02/01/2020	8,590	8,681

BAT Capital Corp.
2.765% due 08/14/2020 •	18,950	18,990
3.038% (US0003M + 0.880%) due 08/15/2022 ~	8,400	8,452

BAT International Finance PLC
2.750% due 06/15/2020	1,000	1,003

Bayer U.S. Finance LLC
2.375% due 10/08/2019	33,965	33,965

Becton Dickinson and Co.
2.404% due 06/05/2020	2,004	2,006

Bristol-Myers Squibb Co.
2.548% (US0003M + 0.380%) due 05/16/2022 ~	8,000	8,011

Broadcom Corp.
2.375% due 01/15/2020	47,365	47,366

Campbell Soup Co.
2.619% (US0003M + 0.500%) due 03/16/2020 ~	9,000	9,002

Central Nippon Expressway Co. Ltd.
2.827% (US0003M + 0.540%) due 08/04/2020 ~	23,100	23,152
2.909% (US0003M + 0.770%) due 09/17/2020 ~	1,000	1,004
2.948% due 03/03/2022 •	13,760	13,846
2.989% (US0003M + 0.850%) due 09/14/2021 ~	8,000	8,059
3.329% (US0003M + 1.070%) due 04/23/2021 ~	2,000	2,020

Charter Communications Operating LLC
3.579% due 07/23/2020	3,000	3,027
3.903% (US0003M + 1.650%) due 02/01/2024 ~	4,900	5,025

Cigna Corp.
2.489% (US0003M + 0.350%) due 03/17/2020 ~	43,057	43,066

Conagra Brands, Inc.
2.811% (US0003M + 0.500%) due 10/09/2020 ~	22,400	22,402

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Constellation Brands, Inc.
2.000% due 11/07/2019	$28,792	$28,781
2.858% (US0003M + 0.700%) due 11/15/2021 ~	3,000	3,000

CVS Health Corp.
2.732% (US0003M + 0.630%) due 03/09/2020 ~	2,347	2,352

D.R. Horton, Inc.
4.000% due 02/15/2020	4,665	4,693

Daimler Finance North America LLC
2.611% (US0003M + 0.430%) due 02/12/2021 ~	4,900	4,895
2.837% (US0003M + 0.550%) due 05/04/2021 ~	10,000	9,997
3.058% (US0003M + 0.900%) due 02/15/2022 ~	33,000	33,182

Deutsche Telekom International Finance BV
2.225% due 01/17/2020	500	500

Diageo Capital PLC
2.364% (US0003M + 0.240%) due 05/18/2020 ~	2,000	2,001

Dignity Health
2.637% due 11/01/2019	5,000	5,000

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~	4,500	4,520

Doosan Heavy Industries & Construction Co. Ltd.
2.125% due 04/27/2020	9,600	9,604

EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~	3,446	3,439

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~	2,400	2,407

General Electric Co.
3.103% (US0003M + 0.800%) due 04/15/2020 ~	5,500	5,494

General Mills, Inc.
6.610% due 10/15/2022	4,000	4,178

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	7,206	7,221

Goodrich Corp.
4.875% due 03/01/2020	5,000	5,055

Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~	7,200	7,201

Holcim U.S. Finance SARL & Cie SCS
6.000% due 12/30/2019	9,092	9,165

Home Depot, Inc.
2.277% (US0003M + 0.150%) due 06/05/2020 ~	140	140

Honeywell International, Inc.
2.557% (US0003M + 0.370%) due 08/08/2022 ~	35,100	35,308

Hyundai Capital America
2.550% due 04/03/2020	10,450	10,450
2.600% due 03/19/2020	1,700	1,701
2.750% due 09/18/2020	150	150
2.945% due 09/18/2020 •	7,100	7,113
3.132% (US0003M + 0.800%) due 04/03/2020 ~	6,332	6,345
3.145% (US0003M + 1.000%) due 09/18/2020 ~	1,100	1,103

Imperial Brands Finance PLC
2.950% due 07/21/2020	3,075	3,087

Kinder Morgan Energy Partners LP
6.850% due 02/15/2020	19,990	20,327

Kinder Morgan, Inc.
3.050% due 12/01/2019	5,000	5,003

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	7,100	7,087
2.800% due 07/02/2020	3,290	3,296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marriott International, Inc.
2.738% (US0003M + 0.600%) due 12/01/2020 ~	$6,500	$6,523

Martin Marietta Materials, Inc.
2.656% (US0003M + 0.500%) due 12/20/2019 ~	9,000	9,002

NTT Finance Corp.
2.634% (US0003M + 0.530%) due 06/29/2020 ~	32,300	32,354

Penske Truck Leasing Co. LP
3.050% due 01/09/2020	4,100	4,105

Pioneer Natural Resources Co.
7.500% due 01/15/2020	6,480	6,571

Syngenta Finance NV
3.698% due 04/24/2020	600	602

Telefonica Emisiones S.A.
5.134% due 04/27/2020	3,000	3,048

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	3,400	3,399

Time Warner Cable LLC
5.000% due 02/01/2020	31,380	31,636

VMware, Inc.
2.300% due 08/21/2020	5,000	5,003

Volkswagen Group of America Finance LLC
2.400% due 05/22/2020	2,200	2,202
2.450% due 11/20/2019	6,320	6,320
2.946% (US0003M + 0.770%) due 11/13/2020 ~	4,000	4,014
3.875% due 11/13/2020	13,596	13,820

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	6,200	6,200

Walgreens Boots Alliance, Inc.
2.700% due 11/18/2019	7,000	7,001

Walt Disney Co.
2.362% (US0003M + 0.250%) due 09/01/2021 ~	7,900	7,913
2.502% (US0003M + 0.390%) due 09/01/2022 ~	10,600	10,639

Woolworths Group Ltd.
4.000% due 09/22/2020	5,000	5,070

		746,980

UTILITIES 3.6%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	25,400	25,529
3.034% (US0003M + 0.930%) due 06/30/2020 ~	605	608
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,900	4,945

CLP Power HK Finance Ltd.
4.750% due 03/19/2020	8,000	8,084

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	13,700	13,759
2.788% (US0003M + 0.650%) due 03/11/2022 ~	3,700	3,721

Electricite de France S.A.
4.600% due 01/27/2020	800	806

Exelon Generation Co. LLC
2.950% due 01/15/2020	16,044	16,067

Israel Electric Corp. Ltd.
9.375% due 01/28/2020	12,645	12,931

Mississippi Power Co.
2.750% (US0003M + 0.650%) due 03/27/2020 ~	2,500	2,501

NextEra Energy Capital Holdings, Inc.
2.544% (US0003M + 0.400%) due 08/21/2020 ~	10,400	10,401
2.852% (US0003M + 0.720%) due 02/25/2022 ~	4,400	4,441

40	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Plains All American Pipeline LP
2.600% due 12/15/2019	$6,660	$6,661
5.750% due 01/15/2020	7,881	7,954

Sempra Energy
2.400% due 02/01/2020	7,525	7,526
2.400% due 03/15/2020	2,000	2,001
2.803% (US0003M + 0.500%) due 01/15/2021 ~	3,886	3,883

Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	3,184	3,186

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	18,100	18,102

TECO Finance, Inc.
5.150% due 03/15/2020	4,000	4,050

		157,156

Total Corporate Bonds & Notes (Cost $1,991,826)		1,995,480

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.2%

California State General Obligation Bonds, Series 2013
2.157% (0.7*US0001M + 0.700%) due 12/01/2028 ~	5,000	5,015

California State General Obligation Bonds, Series 2017
2.862% (US0001M + 0.780%) due 04/01/2047 ~	6,000	6,018

		11,033

WASHINGTON 0.2%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.471% (0.67*US0001M + 1.100%) due 01/01/2042 ~	7,000	7,048

Total Municipal Bonds & Notes (Cost $18,000)		18,081

U.S. GOVERNMENT AGENCIES 5.9%

Fannie Mae
2.318% due 04/25/2036 - 06/25/2042 •	2,498	2,492
2.368% due 07/25/2036 - 06/25/2043 •	329	328
2.418% due 02/25/2042 •	649	650
2.468% due 04/25/2039 •	364	364
2.518% due 02/25/2042 •	715	718
2.538% due 03/25/2042	238	239
2.558% due 07/25/2037 •	100	101
2.568% due 10/25/2041 •	271	273
2.580% due 11/25/2044 - 09/25/2055 •	40,261	40,246
2.600% due 09/25/2049 •	19,059	19,059
2.638% due 11/25/2037 •	428	430
2.680% due 07/25/2046 •	5,748	5,749
4.545% due 05/01/2038 •	6,755	7,094

Freddie Mac
2.328% due 04/15/2037 •	432	431
2.358% due 07/15/2037 •	416	416
2.428% due 03/15/2040 - 11/15/2043 •	923	924
2.439% due 09/25/2021 •	477	477
2.478% due 06/15/2049	12,867	12,862
2.528% due 08/15/2041 •	22	22
2.548% due 12/15/2041 •	558	562
2.550% due 05/15/2038 •	1,572	1,570
2.560% due 05/15/2041 •	1,743	1,741
2.570% due 06/15/2040 •	3,847	3,840
2.578% due 09/15/2037 - 11/15/2041 •	926	933
2.580% due 10/15/2037 - 06/15/2038 •	21,092	20,985
2.580% due 08/15/2042	11,142	11,131
2.587% due 09/15/2044 •	6,550	6,529

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.608% due 07/15/2037 •	$595	$595
2.628% due 11/15/2037 •	106	107
2.800% due 06/03/2024 (c)	50,000	50,036
2.850% due 05/06/2024	4,800	4,804
2.852% due 10/15/2037	10,279	10,304
2.978% due 01/15/2032 •	260	263
3.028% due 01/15/2039	62	64
3.600% due 05/15/2033 •	264	271

Ginnie Mae
2.354% due 04/20/2037	1,505	1,506
2.429% due 06/20/2066 •	762	761
2.444% due 06/20/2039 •	136	136
2.494% due 06/20/2049	19,851	19,847
2.504% due 05/20/2049	5,248	5,248
2.520% due 07/20/2043 •	1,142	1,145
2.599% due 10/20/2066 •	286	286
2.629% due 01/20/2068	179	178
2.699% due 08/20/2065 •	952	952
2.729% due 12/20/2060 - 03/20/2065 •	394	395
2.729% due 07/20/2064	58	58
2.799% due 04/20/2062	837	839
2.909% due 08/20/2061 •	320	320
2.916% due 09/20/2067	1,667	1,696
2.929% due 10/20/2065	362	362
2.979% due 08/20/2067 •	1,544	1,561
2.999% due 02/20/2066 •	593	595
3.029% due 05/20/2066	4,948	4,984
5.236% due 09/20/2066 ~	5,212	5,720

NCUA Guaranteed Notes
2.507% due 01/08/2020 •	1,274	1,274
2.527% due 11/05/2020 •	7,116	7,128
2.617% due 12/08/2020 •	1,050	1,052

Total U.S. Government Agencies (Cost $262,771)		262,653

U.S. TREASURY OBLIGATIONS 0.2%

U.S. Treasury Notes
2.375% due 05/15/2029 (c)	9,000	9,561

Total U.S. Treasury Obligations (Cost $9,470)		9,561

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Bancorp Commercial Mortgage Trust
3.316% due 09/15/2036 •	6,500	6,508

Brass No. 8 PLC
0.000% due 11/16/2066 •	4,700	4,707

Gosforth Funding PLC
2.582% due 08/25/2060 •	5,144	5,136

JPMBB Commercial Mortgage Securities Trust
3.087% due 07/15/2048	683	684

Merrill Lynch Mortgage Investors Trust
6.750% due 11/15/2026 ~	4,691	4,708

Morgan Stanley Bank of America Merrill Lynch Trust
3.101% due 12/15/2047	442	442

OBP Depositor LLC Trust
4.646% due 07/15/2045	2,287	2,302

Silverstone Master Issuer PLC
2.828% (US0003M + 0.550%) due 01/21/2070 ~	3,500	3,504

Stonemont Portfolio Trust
2.894% due 08/20/2030 •	4,831	4,833

UBS-Barclays Commercial Mortgage Trust
2.829% due 04/10/2046 •	13,982	14,160

Wells Fargo Commercial Mortgage Trust
2.800% due 03/18/2028 ~	18,345	18,339

Wells Fargo-RBS Commercial Mortgage Trust
3.225% due 06/15/2045 •	5,025	5,073

Total Non-Agency Mortgage-Backed Securities (Cost $70,247)		70,396

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 13.1%

Ally Master Owner Trust
2.348% due 07/15/2022 •	$5,000	$5,003

Arbor Realty Commercial Real Estate Notes Ltd.
3.178% due 05/15/2037 •	5,500	5,503

ARI Fleet Lease Trust
2.508% due 11/15/2027 •	10,000	10,029

Canadian Pacer Auto Receivables Trust
3.000% due 06/21/2021	6,441	6,459

CARDS Trust
2.418% due 05/15/2024 •	10,000	10,016

CarMax Auto Owner Trust
2.338% due 07/15/2022 •	7,154	7,155

Chesapeake Funding LLC
2.398% due 08/15/2030	12,078	12,071
2.940% due 04/15/2031	17,179	17,404

CIFC Funding Ltd.
3.136% due 10/25/2027 •	3,100	3,094

Dryden Senior Loan Fund
3.203% due 10/15/2027 •	5,500	5,497

Figueroa CLO Ltd.
3.203% due 01/15/2027 •	4,048	4,045

Flagship CLO Ltd.
3.172% due 01/16/2026 •	880	880

Flagship Ltd.
3.398% due 01/20/2026 •	927	927

Ford Credit Auto Lease Trust
2.288% due 02/15/2022 •	9,400	9,397

Ford Credit Floorplan Master Owner Trust
2.650% due 09/15/2024 •	7,300	7,311

GMF Floorplan Owner Revolving Trust
2.438% due 09/15/2023 •	10,000	10,007

GreatAmerica Leasing Receivables Funding LLC
2.360% due 01/20/2023	4,500	4,501

Halcyon Loan Advisors Funding Ltd.
3.198% due 04/20/2027 •	4,168	4,170

Hertz Fleet Lease Funding LP
2.519% due 01/10/2033 •	45,000	45,051
3.230% due 05/10/2032	3,086	3,109

Marlette Funding Trust
2.690% due 09/17/2029	3,556	3,569
3.130% due 07/16/2029	8,178	8,243

Master Credit Card Trust
2.536% due 07/21/2024 •	3,125	3,124

Mercedes-Benz Auto Lease Trust
3.010% due 02/16/2021	13,390	13,428

Motor PLC
2.548% due 09/25/2024 •	3,875	3,876

Mountain View CLO Ltd.
3.103% due 10/15/2026 •	2,682	2,674

Navient Private Education Loan Trust
2.378% due 12/15/2059 •	960	960
2.428% due 12/16/2058 •	2,060	2,060
2.878% due 11/15/2030 •	6,303	6,309
3.228% due 12/15/2028 •	11,792	11,900

Navient Private Education Refi Loan Trust
2.328% due 12/15/2059 •	17,034	17,001

Navient Student Loan Trust
2.368% due 03/25/2067 •	19,027	19,009
2.428% due 12/15/2059 •	14,491	14,481
3.430% due 12/15/2059	3,885	3,931

Nelnet Student Loan Trust
2.258% due 08/23/2027 •	2,554	2,550

OFSI Fund Ltd.
2.953% due 03/20/2025 •	958	959

OneMain Financial Issuance Trust
3.660% due 02/20/2029	739	741

Oscar U.S. Funding LLC
2.369% due 08/10/2020	2,775	2,782
2.490% due 08/10/2022	1,600	1,604

OSCAR U.S. Funding Trust LLC
2.519% due 08/10/2021 •	2,428	2,430

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square CLO Ltd.
3.008% due 08/15/2026 •	$3,362	$3,366

Palmer Square Loan Funding Ltd.
0.000% due 10/24/2027 •(a)	15,000	15,000
2.903% due 04/15/2026 •	7,145	7,124
2.953% due 07/15/2026 •	7,647	7,644
3.058% due 11/15/2026 •	8,195	8,192
3.493% due 04/20/2027 •	22,550	22,555

Penarth Master Issuer PLC
2.421% due 03/18/2022 •	20,000	20,007
2.491% due 09/18/2022	40,000	40,004

PFS Financing Corp.
2.578% due 04/15/2024 •	6,000	6,013

PHEAA Student Loan Trust
2.968% due 11/25/2065 •	5,578	5,597

Securitized Term Auto Receivables Trust
2.228% due 02/25/2021 •	5,936	5,934
2.862% due 05/25/2021	8,478	8,508

SLC Student Loan Trust
2.229% due 03/15/2027 •	5,868	5,849
2.239% due 06/15/2029 •	16,232	16,145
2.258% due 02/15/2025 •	3,435	3,434
2.318% due 05/15/2023 •	273	273

SLM Private Credit Student Loan Trust
2.449% due 03/15/2024 •	1,915	1,905

SLM Student Loan Trust
2.366% due 10/25/2024 •	476	476
2.366% due 01/26/2026 •	7,382	7,366
2.416% due 10/25/2028 •	3,769	3,743
2.446% due 07/25/2023 •	2,180	2,180
2.589% due 12/15/2027 •	18,407	18,416
2.669% due 12/15/2025 •	3,086	3,088
2.826% due 01/25/2028 •	4,602	4,603

SMB Private Education Loan Trust
2.328% due 09/15/2025 •	4,022	4,022
3.050% due 05/15/2026	964	970
3.228% due 07/15/2027 •	10,946	11,027

SoFi Consumer Loan Program LLC
2.500% due 05/26/2026	2,680	2,684
2.770% due 05/25/2026	721	723

SoFi Consumer Loan Program Trust
2.900% due 05/25/2028	5,055	5,092
3.240% due 02/25/2028	2,713	2,739

SoFi Professional Loan Program LLC
2.050% due 01/25/2041	1,418	1,416
2.868% due 07/25/2039 •	579	581

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SoFi Professional Loan Program Trust
3.080% due 01/25/2048	$4,081	$4,112
3.120% due 02/25/2048	7,712	7,775

Towd Point Mortgage Trust
3.018% due 05/25/2058 •	3,342	3,371

Upstart Securitization Trust
3.450% due 04/20/2026	1,102	1,106

Utah State Board of Regents
2.768% due 09/25/2056 •	2,735	2,738
2.768% due 01/25/2057 •	3,550	3,551

Venture CDO Ltd.
3.183% due 04/15/2027	6,700	6,677

Voya CLO Ltd.
2.996% due 07/25/2026 •	1,324	1,323

WhiteHorse Ltd.
3.463% due 07/17/2026 •	4,664	4,667

Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •	3,100	3,094

Total Asset-Backed Securities (Cost $577,687)		578,350

SOVEREIGN ISSUES 0.5%

Export-Import Bank of India
3.875% due 10/02/2019	12,959	12,959

Korea National Oil Corp.
2.700% (US0003M + 0.600%) due 03/27/2020 ~	8,010	8,020

Total Sovereign Issues (Cost $20,979)		20,979

SHORT-TERM INSTRUMENTS 5.1%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	13,060	13,094
2.811% (US0003M + 0.500%) due 10/26/2020 ~	5,000	5,012

		18,106

COMMERCIAL PAPER 1.0%

Campbell Soup Co.
2.400% due 10/30/2019	8,000	7,985

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	$14,000	$13,883

Syngenta Wilmington, Inc.
2.600% due 11/18/2019	20,000	19,935

		41,803

REPURCHASE AGREEMENTS (b) 2.7%
		119,459

Total Short-Term Instruments (Cost $179,289)		179,368

Total Investments in Securities (Cost $3,130,269)		3,134,868

	SHARES
INVESTMENTS IN AFFILIATES 30.5%

SHORT-TERM INSTRUMENTS 30.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.5%

PIMCO Short Asset Portfolio	135,275,385	1,346,396

PIMCO Short-Term Floating NAV Portfolio III	19,979	198

Total Short-Term Instruments (Cost $1,349,927)		1,346,594

Total Investments in Affiliates (Cost $1,349,927)		1,346,594

Total Investments 101.5% (Cost $4,480,196)		$4,481,462

Financial Derivative Instruments (d) 0.0% (Cost or Premiums, net $279)		45

Other Assets and Liabilities, net (1.5)%		(64,293)

Net Assets 100.0%		$4,417,214

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$1,759	U.S. Treasury Notes 2.250% due 03/31/2021	$(1,798)	$1,759	$1,759
NOM	2.250	09/30/2019	10/01/2019	117,700	U.S. Treasury Bonds 3.375% due 05/15/2044	(120,778)	117,700	117,707

Total Repurchase Agreements						$(122,576)	$119,459	$119,466

42	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.220%	09/25/2019	10/09/2019	$(37,145)	$(37,159)
	2.220	09/30/2019	10/09/2019	(32,232)	(32,234)
GRE	2.150	09/24/2019	10/08/2019	(9,608)	(9,611)

Total Reverse Repurchase Agreements					$(79,004)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BPG	2.200%	09/30/2019	10/01/2019	$(1,011)	$(1,011)

Total Sale-Buyback Transactions					$(1,011)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(69,393)	$0	$(69,393)	$72,767	$3,374
FICC	1,759	0	0	1,759	(1,798)	(39)
GRE	0	(9,611)	0	(9,611)	9,562	(49)
NOM	117,707	0	0	117,707	(120,778)	(3,071)

Master Securities Forward Transaction Agreement
BPG	0	0	(1,011)	(1,011)	1,001	(10)

Total Borrowings and Other Financing Transactions	$119,466	$(79,004)	$(1,011)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(69,393)	$0	$0	$(69,393)
U.S. Treasury Obligations	0	(9,611)	0	0	(9,611)

Total	$0	$(79,004)	$0	$0	$(79,004)

Sale-Buyback Transactions
U.S. Government Agencies	(1,011)	0	0	0	(1,011)

Total	$(1,011)	$0	$0	$0	$(1,011)

Total Borrowings	$(1,011)	$(79,004)	$0	$0	$(80,015)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(80,015)

(c)	Securities with an aggregate market value of $83,330 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(46,369) at a weighted average interest rate of 2.481%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO Short Asset Investment Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Ultra December Futures	12/2019	640	$ 91,140	$(1,417)	$0	$(20)

Total Futures Contracts				$(1,417)	$0	$(20)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300%	Annual	03/01/2022	$ 282,600	$279	$(6,868)	$(6,589)	$65	$0

Total Swap Agreements						$279	$(6,868)	$(6,589)	$65	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$65	$65	$0	$(20)	$0	$(20)

Cash of $7,340 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$65	$65

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$20	$20

44	PIMCO SHORT DURATION STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,451	$3,451
Swap Agreements	0	0	0	0	(3,217)	(3,217)

	$0	$0	$0	$0	$234	$234

Over the counter
Written Options	$0	$0	$0	$0	$3	$3

	$0	$0	$0	$0	$237	$237

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,324)	$(1,324)
Swap Agreements	0	0	0	0	(4,361)	(4,361)

	$0	$0	$0	$0	$(5,685)	$(5,685)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,091,344	$0	$1,091,344
Industrials	0	746,980	0	746,980
Utilities	0	157,156	0	157,156
Municipal Bonds & Notes
California	0	11,033	0	11,033
Washington	0	7,048	0	7,048
U.S. Government Agencies	0	262,653	0	262,653
U.S. Treasury Obligations	0	9,561	0	9,561
Non-Agency Mortgage-Backed Securities	0	70,396	0	70,396
Asset-Backed Securities	0	578,350	0	578,350
Sovereign Issues	0	20,979	0	20,979
Short-Term Instruments
Certificates of Deposit	0	18,106	0	18,106
Commercial Paper	0	41,803	0	41,803
Repurchase Agreements	0	119,459	0	119,459

	$0	$3,134,868	$0	$3,134,868

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,346,594	$0	$0	$1,346,594

Total Investments	$1,346,594	$3,134,868	$0	$4,481,462

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$65	$0	$65

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(20)	$0	$0	$(20)

Total Financial Derivative Instruments	$(20)	$65	$0	$45

Totals	$1,346,574	$3,134,933	$0	$4,481,507

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class M, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. Certain Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

46	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2019 (Unaudited)

Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Government Money Market Fund	Daily	Monthly

PIMCO Low Duration Fund II	Daily	Monthly

PIMCO Low Duration ESG Fund	Daily	Monthly

PIMCO Short Asset Investment Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares, except for PIMCO Government Money Market Fund, are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). PIMCO Government Money Market Fund shares are valued as of 5:30 p.m., Eastern Time (or an earlier time if

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Notes to Financial Statements (Cont.)

the Fund closes earlier) on each day the NYSE is open for trading. Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

Except for the PIMCO Government Money Market Fund, for the purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

The PIMCO Government Money Market Fund’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing

48	PIMCO SHORT DURATION STRATEGY FUNDS

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Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

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Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price. The PIMCO Government Money Market Fund is an exception because this Fund values all holdings at amortized cost.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund (except the PIMCO Government Money Market Fund) may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$51,036	$767	$0	$0	$21	$51,824	$767	$0

PIMCO Short Asset Investment Fund	1,175,985	169,902	0	0	509	1,346,396	19,902	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Low Duration Fund II	$215	$2	$(100)	$0	$0	$117	$2	$0

PIMCO Short Asset Investment Fund	558	138,839	(139,200)	1	0	198	39	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities

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Notes to Financial Statements (Cont.)

(“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the

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discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

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Notes to Financial Statements (Cont.)

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based

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upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap.

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Notes to Financial Statements (Cont.)

These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Government Money Market Fund	PIMCO Low Duration Fund II	PIMCO Low Duration ESG Fund	PIMCO Short Asset Investment Fund

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

High Yield	—	—	X	—

Market	X	X	X	X

Issuer	—	X	X	X

Liquidity	—	X	X	X

Derivatives	—	X	X	X

Equity	—	X	X	—

Mortgage-Related and Other Asset-Backed Securities	—	X	X	X

Foreign (Non-U.S.) Investment	—	—	X	X

Emerging Markets	—	—	X	X

Sovereign Debt	—	—	X	—

Currency	—	—	X	—

Leveraging	—	X	X	X

Management	X	X	X	X

Reverse Repurchase Agreements and Other Borrowings	X	—	—	—

Short Exposure	—	X	X	X

Responsible Investing	—	—	X	—

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not

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correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Reverse Repurchase Agreements and Other Borrowings Risk is the risk that reverse repurchase agreements or other borrowings may increase a Fund’s overall investment exposure and that the related transaction costs may detract from Fund performance.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Responsible Investing Risk is the risk that, because a Fund’s responsible investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may underperform funds that do not utilize a responsible investment strategy. Responsible investing is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by PIMCO or any judgment exercised by PIMCO will reflect the beliefs or values of any particular investor.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a

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Notes to Financial Statements (Cont.)

single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class M	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Government Money Market Fund	0.12%		0.06%	0.06%	0.16%	N/A		0.06%	0.21%	0.21%
PIMCO Low Duration Fund II	0.25%		0.25%	N/A	N/A	N/A		0.25%	N/A	N/A
PIMCO Low Duration ESG Fund	0.25%		0.25%	N/A	0.35%	0.45%	*(2)	N/A	N/A	N/A
PIMCO Short Asset Investment Fund	0.20%	(1)	0.14%	0.14%	0.24%	0.34%	(2)	0.14%	0.24%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	Prior to July 31, 2019, PIMCO contractually agreed to waive its Investment Advisory Fee by 0.03% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares of the Funds (except for the PIMCO Government Money Market Fund), and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares of the Funds (except for the PIMCO Government Money Market Fund) (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares of the Funds (except for the PIMCO Government Money Market Fund).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	—	0.25%
Class C

PIMCO Government Money Market Fund	—	0.10%	(1)

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

PIMCO Government Money Market Fund	0.10%(1)

All Other Funds	0.25%

(1)

With respect to the PIMCO Government Money Market Fund only, the Trust has suspended payment of distribution and/or service (12b-1) fees at this time. The payment of distribution and/or service (12b-1) fees may only be resumed at such time as the Board of Trustees determines that it is in the best interests of Fund shareholders to do so.

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Notes to Financial Statements (Cont.)

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Short Asset Investment Fund. Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement and Investment Advisory Fee Waiver in future periods, not to exceed thirty-six months after the waiver. The total recoverable amounts to PIMCO (from the Investment Advisory Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Short Asset Investment Fund	$1,442	$1,712	$1,222	$4,376

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Low Duration ESG Fund and PIMCO Short Asset Investment Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

To maintain certain net yields for the PIMCO Government Money Market Fund, PIMCO and the Distributor have entered into the Fee and Expense Limitation Agreement, pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the PIMCO Government Money Market Fund’s Supervisory and Administrative Fee, any distribution and/or service (12b-1) fees applicable to a class of such Fund, or the Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the PIMCO Government Money Market Fund any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee and Expense Limitation Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee Fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Fund to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Fund will not reimburse PIMCO or the Distributor for any portion of the distribution and/or service (12b-1) fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Fund will maintain a positive net yield. The total recoverable amounts to PIMCO (from the Fee and Expense Limitation Agreement) at September 30, 2019, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Government Money Market Fund	$0	$0	$2	$2

†	A zero balance may reflect actual amounts rounding to less than one thousand.

62	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2019 (Unaudited)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Low Duration Fund II	$3,790	$1,008

PIMCO Low Duration ESG Fund	101	0

PIMCO Short Asset Investment Fund	194,187	900,725

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust

(including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Low Duration Fund II	$524,462	$562,782	$16,516	$36,698

PIMCO Low Duration ESG Fund	503,798	508,138	24,770	13,776

PIMCO Short Asset Investment Fund	193,650	70,631	1,157,809	1,142,824

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Government Money Market Fund				PIMCO Low Duration Fund II

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	964,657	$964,657	877,975	$877,975	3,447	$33,491	6,571	$63,241

Class M	3,214,603	3,214,603	8,021,816	8,021,816	0	0	0	0

I-2	16,487	16,487	26,633	26,633	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	101,704	101,704	536,906	536,906	10	95	36	342

Class A	795,406	795,406	647,178	647,178	0	0	0	0

Class C	10,204	10,204	53,237	53,237	0	0	0	0
Issued as reinvestment of distributions

Institutional Class	2,938	2,938	3,255	3,255	544	5,289	841	8,102

Class M	3,343	3,343	5,954	5,954	0	0	0	0

I-2	186	186	216	216	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	853	853	1,590	1,590	13	131	20	195

Class A	6,986	6,986	4,667	4,667	0	0	0	0

Class C	412	412	697	697	0	0	0	0
Issued in reorganization^
Cost of shares redeemed

Institutional Class	(851,077)	(851,077)	(694,703)	(694,703)	(2,336)	(22,706)	(7,432)	(71,538)

Class M	(3,175,507)	(3,175,507)	(8,100,304)	(8,100,304)	0	0	0	0

I-2	(12,924)	(12,924)	(23,286)	(23,286)	0	0	0	0

I-3	0	0	0	0	0	0	0	0

Administrative Class	(83,526)	(83,526)	(579,237)	(579,237)	(2)	(15)	(5)	(48)

Class A	(352,507)	(352,507)	(337,269)	(337,269)	0	0	0	0

Class C	(19,845)	(19,845)	(41,699)	(41,699)	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	622,393	$622,393	403,626	$403,626	1,676	$16,285	31	$294

64	PIMCO SHORT DURATION STRATEGY FUNDS

September 30, 2019 (Unaudited)

PIMCO Low Duration ESG Fund						PIMCO Short Asset Investment Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019				Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount

2,811	$26,698	9,509		$89,484		112,428	$1,125,177	482,764	$4,844,578

0	0	0		0		0	0	498	5,000

5,043	48,029	2,659		25,045		32,289	323,181	45,142	452,995

0	0	0		0		23	236	351	3,512	(a)

0	0	8	(b)	71	(b)	54,345	543,890	200,649	2,013,965

0	0	0		0		18,146	181,603	62,781	630,125

0	0	0		0		0	0	0	0

265	2,524	397		3,735		5,145	51,482	7,779	78,015

0	0	0		0		7	69	11	114

75	714	103		970		557	5,572	755	7,568

0	0	0		0		1	12	2	22	(a)

0	0	1	(b)	14	(b)	88	882	208	2,083

0	0	0		0		580	5,804	1,058	10,608

0	0	0		0		0	0	0	0

(4,119)	(39,066)	(4,824)		(45,394)		(179,538)	(1,796,521)	(311,722)	(3,126,615)

0	0	0		0		0	0	0	0

(1,027)	(9,769)	(1,602)		(15,084)		(34,933)	(349,528)	(28,514)	(286,055)

0	0	0		0		(242)	(2,426)	(82)	(819	)(a)

0	0	(262	)(b)	(2,465	)(b)	(60,472)	(605,178)	(193,094)	(1,937,856)

0	0	0		0		(21,889)	(219,076)	(51,780)	(519,560)

0	0	0		0		0	0	0	0

3,048	$29,130	5,989		$56,376		(73,465)	$(734,821)	216,806	$2,177,680

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.
(b)	Administrative Class Shares liquidated at the close of business on October 31, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Low Duration Fund II	1	0	13%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Government Money Market Fund	$6	$0

PIMCO Low Duration Fund II	7,853	6,597

PIMCO Low Duration ESG Fund	2,095	3,997

PIMCO Short Asset Investment Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Government Money Market Fund	$2,143,760	$0	$0	$0

PIMCO Low Duration Fund II	397,667	5,413	(2,889)	2,524

PIMCO Low Duration ESG Fund	319,286	5,835	(4,062)	1,773

PIMCO Short Asset Investment Fund	4,480,650	5,475	(12,669)	(7,194)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

16. SUBSEQUENT EVENTS

Effective December 2, 2019, purchases of Class A shares of PIMCO Short Asset Investment Fund will no longer be subject to an initial sales charge or contingent deferred sales charge.

There were no other subsequent events identified that require recognition or disclosure.

66	PIMCO SHORT DURATION STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FICC	Fixed Income Clearing Corporation	MYC	Morgan Stanley Capital Services, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	NXN	Natixis New York

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RDR	RBC Capital Markets LLC

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SAL	Citigroup Global Markets, Inc.

BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SGY	Societe Generale, New York

CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	SOG	Societe Generale Paris

DUB	Deutsche Bank AG	MBC	HSBC Bank Plc	TDM	TD Securities (USA) LLC

Currency Abbreviations:

AUD	Australian Dollar	DKK	Danish Krone	JPY	Japanese Yen

CAD	Canadian Dollar	EUR	Euro	USD (or $)	United States Dollar

CNH	Chinese Renminbi (Offshore)	GBP	British Pound

Exchange Abbreviations:

CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:

BBSW3M	3 Month Bank Bill Swap Rate	CMBX	Commercial Mortgage-Backed Index	US0001M	1 Month USD Swap Rate

BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	SOFRRATE	Secured Overnight Financing Rate

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ALT	Alternate Loan Trust	DAC	Designated Activity Company	OAT	Obligations Assimilables du Trésor

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap

BTP	Buoni del Tesoro Poliennali	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced

CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

68	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

70	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

72	PIMCO SHORT DURATION STRATEGY FUNDS

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4007SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

StocksPLUS® Funds

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Absolute Return Fund

PIMCO StocksPLUS® International Fund (Unhedged)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

PIMCO StocksPLUS® Long Duration Fund

PIMCO StocksPLUS® Short Fund

PIMCO StocksPLUS® Small Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		13

Benchmark Descriptions		15

Financial Highlights		16

Statements of Assets and Liabilities		24

Statements of Operations		26

Statements of Changes in Net Assets		27

Statements of Cash Flows		29

Notes to Financial Statements		114

Glossary		137

Approval of Investment Advisory Contract and Other Agreements		138

Fund	Fund Summary	Schedule of Investments

PIMCO StocksPLUS® Fund	6	30

PIMCO StocksPLUS® Absolute Return Fund	7	41

PIMCO StocksPLUS® International Fund (Unhedged)	8	53

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	9	63

PIMCO StocksPLUS® Long Duration Fund	10	76

PIMCO StocksPLUS® Short Fund	11	90

PIMCO StocksPLUS® Small Fund	12	102

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

Global equities produced mixed results during the six months ended September 30, 2019. Despite periods of volatility, U.S. equities generated a solid return. We believe this was driven by a number of factors, including corporate profits that often exceeded lowered expectations and a more accommodative Fed. All told, U.S. equities, as represented by

2	PIMCO STOCKSPLUS® FUNDS

the S&P 500 Index, returned 6.08%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned -3.66%, whereas global equities, as represented by the MSCI World Index, returned 4.56%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 3.48%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 5.67%.

Commodity prices fluctuated and generally moved lower during the reporting period. When the reporting period began, Brent crude oil was approximately $68 a barrel, but by the end, it was roughly $61 a barrel. Elsewhere, copper prices also fell, whereas gold prices moved higher.

Finally, there were periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 2.84% and 5.72% versus the euro and British pound, respectively. However, the U.S. dollar fell 2.57% versus the Japanese yen.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Long Duration Fund, PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares , if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of

4	PIMCO STOCKSPLUS® FUNDS

fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO StocksPLUS® Fund	05/13/93	05/13/93	04/30/08	04/27/18	01/07/97	01/20/97	01/20/97	12/31/02	Diversified
PIMCO StocksPLUS® Absolute Return Fund	06/28/02	06/28/02	04/30/08	04/27/18	—	07/31/03	07/31/03	—	Diversified
PIMCO StocksPLUS® International Fund (Unhedged)	11/30/06	11/30/06	04/30/08	04/27/18	—	11/30/06	11/30/06	—	Diversified
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	10/30/03	10/30/03	03/09/12	04/27/18	—	10/30/03	10/30/03	—	Diversified
PIMCO StocksPLUS® Long Duration Fund	08/31/07	08/31/07	—	—	—	—	—	—	Diversified
PIMCO StocksPLUS® Short Fund	07/23/03	07/23/03	01/29/10	04/27/18	—	07/31/06	07/31/06	—	Diversified
PIMCO StocksPLUS® Small Fund	03/31/06	03/31/06	04/30/08	04/27/18	06/30/14	07/31/06	07/31/06	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by The Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

PIMCO StocksPLUS® Fund

Institutional Class - PSTKX	Class A - PSPAX
I-2 - PSKPX	Class C - PSPCX
I-3 - PSTNX	Class R - PSPRX
Administrative Class - PPLAX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

Short-Term Instruments‡	33.1%

Corporate Bonds & Notes	26.5%

U.S. Government Agencies	19.3%

U.S. Treasury Obligations	8.1%

Asset-Backed Securities	7.2%

Sovereign Issues	2.8%

Non-Agency Mortgage-Backed Securities	2.2%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Institutional Class	6.08%	4.05%	10.59%	14.15%	10.09%
PIMCO StocksPLUS® Fund I-2	6.06%	3.95%	10.49%	14.03%	10.05%
PIMCO StocksPLUS® Fund I-3	5.98%	3.89%	10.42%	13.97%	9.99%
PIMCO StocksPLUS® Fund Administrative Class	6.04%	3.76%	10.33%	13.92%	9.79%
PIMCO StocksPLUS® Fund Class A	5.94%	3.74%	10.17%	13.71%	9.63%
PIMCO StocksPLUS® Fund Class A (adjusted)	1.97%	(0.15)%	9.34%	13.36%	9.50%
PIMCO StocksPLUS® Fund Class C	5.65%	3.10%	9.60%	13.13%	9.08%
PIMCO StocksPLUS® Fund Class C (adjusted)	4.65%	2.29%	9.60%	13.13%	9.08%
PIMCO StocksPLUS® Fund Class R	5.74%	3.33%	9.88%	13.43%	9.38%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	9.67%
Lipper Large-Cap Core Funds Average	5.66%	3.42%	9.37%	11.86%	8.98%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.58% for the Institutional Class shares, 0.68% for I-2 shares, 0.78% for I-3 shares, 0.83% for Administrative Class shares, 0.98% for Class A shares, 1.48% for Class C shares, and 1.23% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 contributed to absolute returns, as the S&P 500 returned 6.08%.

»	The Fund’s absolute return bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

6	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Absolute Return Fund

Institutional Class - PSPTX	Class A - PTOAX
I-2 - PTOPX	Class C - PSOCX
I-3 - PSPNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

Short-Term Instruments‡	27.9%

U.S. Treasury Obligations	24.5%

U.S. Government Agencies	24.0%

Corporate Bonds & Notes	9.8%

Asset-Backed Securities	7.8%

Non-Agency Mortgage-Backed Securities	3.0%

Sovereign Issues	2.7%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Absolute Return Fund Institutional Class	5.63%	3.21%	10.72%	15.33%	10.52%
PIMCO StocksPLUS® Absolute Return Fund I-2	5.58%	3.08%	10.60%	15.20%	10.44%
PIMCO StocksPLUS® Absolute Return Fund I-3	5.55%	3.02%	10.56%	15.16%	10.37%
PIMCO StocksPLUS® Absolute Return Fund Class A	5.46%	2.78%	10.29%	14.85%	10.10%
PIMCO StocksPLUS® Absolute Return Fund Class A (adjusted)	1.50%	(1.07)%	9.45%	14.42%	9.85%
PIMCO StocksPLUS® Absolute Return Fund Class C	4.97%	1.98%	9.45%	14.00%	9.27%
PIMCO StocksPLUS® Absolute Return Fund Class C (adjusted)	3.97%	1.11%	9.45%	14.00%	9.27%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	8.78%
Lipper Large-Cap Core Funds Average	5.66%	3.42%	9.37%	11.86%	8.01%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for the Institutional Class shares, 0.83% for I-2 shares, 0.93% for I-3 shares, 1.13% for Class A shares, and 1.88% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Absolute Return Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in S&P 500 derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the S&P 500 contributed to absolute returns, as the S&P 500 returned 6.08%.

»	The Fund’s absolute return bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO StocksPLUS® International Fund (Unhedged)

Institutional Class - PSKIX	Class A - PPUAX
I-2 - PPLPX	Class C - PPUCX
I-3 - PSKNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Treasury Obligations	37.5%

U.S. Government Agencies	26.9%

Short-Term Instruments‡	10.6%

Corporate Bonds & Notes	9.1%

Asset-Backed Securities	8.6%

Non-Agency Mortgage-Backed Securities	4.0%

Sovereign Issues	2.3%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/30/06)
PIMCO StocksPLUS® International Fund (Unhedged) Institutional Class	1.85%	(2.71)%	3.23%	6.77%	4.54%
PIMCO StocksPLUS® International Fund (Unhedged) I-2	1.80%	(2.93)%	3.13%	6.68%	4.45%
PIMCO StocksPLUS® International Fund (Unhedged) I-3	1.80%	(2.92)%	3.07%	6.61%	4.38%
PIMCO StocksPLUS® International Fund (Unhedged) Class A	1.74%	(3.08)%	2.81%	6.35%	4.12%
PIMCO StocksPLUS® International Fund (Unhedged) Class A (adjusted)	(2.07)%	(6.71)%	2.03%	5.95%	3.81%
PIMCO StocksPLUS® International Fund (Unhedged) Class C	1.49%	(3.80)%	2.06%	5.57%	3.34%
PIMCO StocksPLUS® International Fund (Unhedged) Class C (adjusted)	0.49%	(4.64)%	2.06%	5.57%	3.34%
MSCI EAFE Index	2.57%	(1.34)%	3.27%	4.90%	2.37%
Lipper International Multi-Cap Core Funds Average	1.37%	(2.92)%	2.58%	4.47%	1.83%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.73% for Institutional Class shares, 0.83% for I-2 shares, 0.93% for I-3 shares, 1.13% for Class A shares, and 1.88% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns, as the index returned 2.57%.

»	The Fund’s absolute return bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

8	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

Institutional Class - PISIX	Class A - PIPAX
I-2 - PIUHX	Class C - PIPCX
I-3 - PISNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Treasury Obligations	41.5%

U.S. Government Agencies	22.0%

Short-Term Instruments‡	12.5%

Asset-Backed Securities	9.3%

Corporate Bonds & Notes	7.6%

Non-Agency Mortgage-Backed Securities	3.6%

Sovereign Issues	3.1%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/30/03)
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Institutional Class	5.44%	3.02%	7.25%	9.57%	9.06%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-2	5.47%	2.98%	7.13%	9.47%	8.97%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) I-3	5.45%	3.01%	7.10%	9.41%	8.91%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A	5.30%	2.68%	6.80%	9.13%	8.61%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class A (adjusted)	1.35%	(1.17)%	5.99%	8.51%	8.23%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C	4.90%	1.82%	6.01%	8.32%	7.82%
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) Class C (adjusted)	3.90%	0.94%	6.01%	8.32%	7.82%
MSCI EAFE Hedged USD Index	5.89%	4.20%	7.26%	7.70%	6.94%
Lipper International Multi-Cap Core Funds Average	1.37%	(2.92)%	2.58%	4.47%	5.25%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the MSCI EAFE (USD-Hedged) Index contributed to absolute returns, as the index returned 5.89%.

»	The Fund’s absolute return bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO StocksPLUS® Long Duration Fund

Institutional Class - PSLDX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

Corporate Bonds & Notes	38.7%

U.S. Treasury Obligations	37.7%

U.S. Government Agencies	14.1%

Asset-Backed Securities	3.1%

Non-Agency Mortgage-Backed Securities	2.7%

Municipal Bonds & Notes	1.9%

Sovereign Issues	1.1%

Loan Participations and Assignments	0.6%

Short-Term Instruments‡	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/07)
PIMCO StocksPLUS® Long Duration Fund Institutional Class	19.01%	24.24%	17.06%	20.56%	15.24%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	8.27%
S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	19.37%	24.51%	17.30%	21.16%	15.31%
Lipper Specialty Diversified Equity Funds Average	2.45%	0.16%	(2.09)%	(5.28)%	(3.05)%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.11% for Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Long Duration Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Underweight exposure to U.S. interest rate strategies detracted from performance, as U.S. rates decreased.

»	Overweight duration exposure in the eurozone contributed to performance, as eurozone rates decreased.

»	U.S. Treasury Inflation-Protected Securities (“TIPS”) held in lieu of nominal Treasuries detracted from performance, as breakeven inflation rates decreased.

»	Long exposure to the Argentine peso detracted from performance, as the currency depreciated against the U.S. dollar.

»	Security selection within investment grade corporates and within high yield corporates contributed to performance, as selected issues outperformed the broader sectors.

10	PIMCO STOCKSPLUS® FUNDS

PIMCO StocksPLUS® Short Fund

Institutional Class - PSTIX	Class A - PSSAX
I-2 - PSPLX	Class C - PSSCX
I-3 - PSNNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Treasury Obligations	30.4%

U.S. Government Agencies	26.5%

Short-Term Instruments‡	13.5%

Asset-Backed Securities	9.8%

Corporate Bonds & Notes	9.1%

Non-Agency Mortgage-Backed Securities	5.2%

Sovereign Issues	4.6%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® Short Fund Institutional Class	(4.64)%	(2.69)%	(8.40)%	(10.08)%	(4.53)%
PIMCO StocksPLUS® Short Fund I-2	(4.65)%	(2.72)%	(8.50)%	(10.17)%	(4.61)%
PIMCO StocksPLUS® Short Fund I-3	(4.66)%	(2.90)%	(8.56)%	(10.22)%	(4.64)%
PIMCO StocksPLUS® Short Fund Class A	(4.80)%	(3.09)%	(8.77)%	(10.43)%	(4.93)%
PIMCO StocksPLUS® Short Fund Class A (adjusted)	(8.34)%	(6.70)%	(9.50)%	(10.77)%	(5.15)%
PIMCO StocksPLUS® Short Fund Class C	(5.17)%	(3.84)%	(9.48)%	(11.11)%	(5.64)%
PIMCO StocksPLUS® Short Fund Class C (adjusted)	(6.12)%	(4.79)%	(9.48)%	(11.11)%	(5.64)%
S&P 500 Index	6.08%	4.25%	10.84%	13.24%	9.26%
Inverse of S&P 500 Index	(6.80)%	(7.16)%	(11.12)%	(13.19)%	(10.19)%
Lipper Dedicated Short-Bias Fund Average	(5.07)%	(3.92)%	(18.82)%	(22.51)%	(16.89)% ♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 07/31/2003.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.77% for the Institutional Class shares, 0.87% for I-2 shares, 0.97% for I-3 shares, 1.17% for Class A shares, and 1.92% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Short Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (“S&P 500”) by investing primarily in short positions with respect to the S&P 500 or specific S&P 500 securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the S&P 500 on a daily basis, subject to certain limitations. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s inverse exposure to equity index derivatives linked to the S&P 500 detracted from absolute returns, as the index returned 6.08%.

»	The Fund’s absolute return bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO StocksPLUS® Small Fund

Institutional Class - PSCSX	Administrative Class - PCKTX
I-2 - PCKPX	Class A - PCKAX
I-3 - PSNSX	Class C - PCKCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown

as of September 30, 2019†§

U.S. Treasury Obligations	28.6%

Short-Term Instruments‡	24.2%

U.S. Government Agencies	23.4%

Corporate Bonds & Notes	8.2%

Asset-Backed Securities	7.0%

Non-Agency Mortgage-Backed Securities	5.1%

Sovereign Issues	2.7%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/06)
PIMCO StocksPLUS® Small Fund Institutional Class	(0.89)%	(10.06)%	8.65%	13.74%	10.02%
PIMCO StocksPLUS® Small Fund I-2	(0.83)%	(10.12)%	8.56%	13.50%	9.90%
PIMCO StocksPLUS® Small Fund I-3	(0.94)%	(10.22)%	8.48%	13.56%	9.85%
PIMCO StocksPLUS® Small Fund Administrative Class	(0.98)%	(10.26)%	8.39%	13.46%	9.75%
PIMCO StocksPLUS® Small Fund Class A	(1.09)%	(10.38)%	8.22%	13.26%	9.61%
PIMCO StocksPLUS® Small Fund Class A (adjusted)	(4.80)%	(13.74)%	7.39%	12.82%	9.30%
PIMCO StocksPLUS® Small Fund Class C	(1.49)%	(11.09)%	7.42%	12.38%	8.76%
PIMCO StocksPLUS® Small Fund Class C (adjusted)	(2.45)%	(11.88)%	7.42%	12.38%	8.76%
Russell 2000® Index	(0.35)%	(8.89)%	8.19%	11.19%	6.68%
Lipper Small-Cap Core Funds Average	1.15%	(7.36)%	6.79%	10.49%	6.38%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for the Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.08% for Administrative Class shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO StocksPLUS® Small Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach seeks positive investment returns regardless of market environment and does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund may invest in common stocks, options, futures, options on futures and swaps. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	The Fund’s exposure to equity index derivatives linked to the Russell 2000® Index detracted from absolute returns, as the index returned negative 0.36%.

»	The Fund’s absolute return bond alpha strategy detracted from returns. Highlights about the drivers of performance include the following:

»	U.S. duration strategies contributed to performance where yields decreased.

»	Exposure to U.S. Treasury inflation-protected security breakeven inflation securities detracted from returns, as inflation expectations decreased.

»	Holdings of corporate sector bonds contributed to returns, as the values of these holdings increased.

»	Holdings of non-agency mortgage-backed securities contributed to returns, as the values of these bonds increased.

»	Select holdings of external emerging market debt, primarily in Argentina, detracted from returns.

»	Exposure to the Argentine peso detracted from returns, as it depreciated against the U.S. dollar.

12	PIMCO STOCKSPLUS® FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® Fund
Institutional Class	$1,000.00	$1,060.80	$2.83	$1,000.00	$1,022.25	$2.78	0.55%
I-2	1,000.00	1,060.60	3.35	1,000.00	1,021.75	3.29	0.65
I-3	1,000.00	1,059.80	3.60	1,000.00	1,021.50	3.54	0.70
Administrative Class	1,000.00	1,060.40	4.12	1,000.00	1,021.00	4.04	0.80
Class A	1,000.00	1,059.40	4.89	1,000.00	1,020.25	4.80	0.95
Class C	1,000.00	1,056.50	7.45	1,000.00	1,017.75	7.31	1.45
Class R	1,000.00	1,057.40	6.17	1,000.00	1,019.00	6.06	1.20

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class	$1,000.00	$1,056.30	$3.70	$1,000.00	$1,021.40	$3.64	0.72%
I-2	1,000.00	1,055.80	4.21	1,000.00	1,020.90	4.14	0.82
I-3	1,000.00	1,055.50	4.47	1,000.00	1,020.65	4.39	0.87
Class A	1,000.00	1,054.60	5.75	1,000.00	1,019.40	5.65	1.12
Class C	1,000.00	1,049.70	9.58	1,000.00	1,015.65	9.42	1.87

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class	$1,000.00	$1,018.50	$6.76	$1,000.00	$1,018.30	$6.76	1.34%
I-2	1,000.00	1,018.00	7.26	1,000.00	1,017.80	7.26	1.44
I-3	1,000.00	1,018.00	7.52	1,000.00	1,017.55	7.52	1.49
Class A	1,000.00	1,017.40	8.78	1,000.00	1,016.30	8.77	1.74
Class C	1,000.00	1,014.90	12.54	1,000.00	1,012.55	12.53	2.49

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,054.40	$5.39	$1,000.00	$1,019.75	$5.30	1.05%
I-2	1,000.00	1,054.70	5.91	1,000.00	1,019.25	5.81	1.15
I-3	1,000.00	1,054.50	6.16	1,000.00	1,019.00	6.06	1.20
Class A	1,000.00	1,053.00	7.44	1,000.00	1,017.75	7.31	1.45
Class C	1,000.00	1,049.00	11.27	1,000.00	1,014.00	11.08	2.20

PIMCO StocksPLUS® Long Duration Fund
Institutional Class	$1,000.00	$1,190.10	$6.46	$1,000.00	$1,019.10	$5.96	1.18%

PIMCO StocksPLUS® Short Fund
Institutional Class	$1,000.00	$953.60	$5.57	$1,000.00	$1,019.30	$5.76	1.14%
I-2	1,000.00	953.50	6.06	1,000.00	1,018.80	6.26	1.24
I-3	1,000.00	953.40	6.30	1,000.00	1,018.55	6.51	1.29
Class A	1,000.00	952.00	7.52	1,000.00	1,017.30	7.77	1.54
Class C	1,000.00	948.30	11.15	1,000.00	1,013.55	11.53	2.29

PIMCO StocksPLUS® Small Fund
Institutional Class	$1,000.00	$991.10	$3.68	$1,000.00	$1,021.30	$3.74	0.74%
I-2	1,000.00	991.70	4.18	1,000.00	1,020.80	4.24	0.84
I-3	1,000.00	990.60	4.43	1,000.00	1,020.55	4.50	0.89
Administrative Class	1,000.00	990.20	4.93	1,000.00	1,020.05	5.00	0.99
Class A	1,000.00	989.10	5.67	1,000.00	1,019.30	5.76	1.14
Class C	1,000.00	985.10	9.38	1,000.00	1,015.55	9.52	1.89

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO STOCKSPLUS® FUNDS

Benchmark Descriptions

Index*	Benchmark Description

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

MSCI EAFE Hedged USD Index	MSCI EAFE Hedged USD Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a hedged basis.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR	S&P 500 Index + Bloomberg Barclays Long-Term Government/Credit Index — 3 Month LIBOR: The benchmark is a blend constructed by adding the returns of the S&P 500 Index to the Bloomberg Barclays Long-Term Government/Credit Index and subtracting 3-Month LIBOR. S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. The Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. The 3 Month LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in Eurodollar market.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.19	$0.13	$0.49	$0.62	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2019	11.23	0.25	0.64	0.89	(0.30)	(1.63)	0.00	(1.93)

03/31/2018	10.03	0.14	1.25	1.39	(0.19)	0.00	0.00	(0.19)

03/31/2017	8.55	0.13	1.46	1.59	(0.11)	0.00	0.00	(0.11)

03/31/2016	9.56	0.12	(0.18)	(0.06)	(0.20)	(0.75)	0.00	(0.95)

03/31/2015	9.98	0.06	1.22	1.28	(0.02)	(1.68)	0.00	(1.70)
I-2

04/01/2019 - 09/30/2019+	10.16	0.13	0.48	0.61	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.20	0.24	0.63	0.87	(0.28)	(1.63)	0.00	(1.91)

03/31/2018	10.01	0.14	1.23	1.37	(0.18)	0.00	0.00	(0.18)

03/31/2017	8.53	0.13	1.45	1.58	(0.10)	0.00	0.00	(0.10)

03/31/2016	9.54	0.11	(0.17)	(0.06)	(0.20)	(0.75)	0.00	(0.95)

03/31/2015	9.97	0.06	1.21	1.27	(0.02)	(1.68)	0.00	(1.70)
I-3

04/01/2019 - 09/30/2019+	10.14	0.12	0.48	0.60	(0.42)	0.00	0.00	(0.42)

04/27/2018 - 03/31/2019	11.34	0.21	0.51	0.72	(0.29)	(1.63)	0.00	(1.92)
Administrative Class

04/01/2019 - 09/30/2019+	9.42	0.11	0.46	0.57	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.54	0.21	0.57	0.78	(0.27)	(1.63)	0.00	(1.90)

03/31/2018	9.42	0.11	1.17	1.28	(0.16)	0.00	0.00	(0.16)

03/31/2017	8.04	0.11	1.36	1.47	(0.09)	0.00	0.00	(0.09)

03/31/2016	9.05	0.09	(0.17)	(0.08)	(0.18)	(0.75)	0.00	(0.93)

03/31/2015	9.54	0.03	1.17	1.20	(0.01)	(1.68)	0.00	(1.69)
Class A

04/01/2019 - 09/30/2019+	9.32	0.10	0.45	0.55	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.44	0.19	0.58	0.77	(0.26)	(1.63)	0.00	(1.89)

03/31/2018	9.34	0.09	1.16	1.25	(0.15)	0.00	0.00	(0.15)

03/31/2017	7.97	0.09	1.36	1.45	(0.08)	0.00	0.00	(0.08)

03/31/2016	8.98	0.08	(0.17)	(0.09)	(0.17)	(0.75)	0.00	(0.92)

03/31/2015	9.49	0.02	1.15	1.17	(0.00)	(1.68)	0.00	(1.68)
Class C

04/01/2019 - 09/30/2019+	8.74	0.08	0.41	0.49	(0.40)	0.00	0.00	(0.40)

03/31/2019	9.92	0.13	0.54	0.67	(0.22)	(1.63)	0.00	(1.85)

03/31/2018	8.88	0.04	1.11	1.15	(0.11)	0.00	0.00	(0.11)

03/31/2017	7.59	0.05	1.28	1.33	(0.04)	0.00	0.00	(0.04)

03/31/2016	8.61	0.03	(0.16)	(0.13)	(0.14)	(0.75)	0.00	(0.89)

03/31/2015	9.20	(0.03)	1.12	1.09	(0.00)	(1.68)	0.00	(1.68)
Class R

04/01/2019 - 09/30/2019+	9.64	0.09	0.46	0.55	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.74	0.17	0.60	0.77	(0.24)	(1.63)	0.00	(1.87)

03/31/2018	9.60	0.07	1.20	1.27	(0.13)	0.00	0.00	(0.13)

03/31/2017	8.20	0.07	1.39	1.46	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.22	0.06	(0.18)	(0.12)	(0.15)	(0.75)	0.00	(0.90)

03/31/2015	9.71	(0.01)	1.20	1.19	(0.00)	(1.68)	0.00	(1.68)

PIMCO StocksPLUS® Absolute Return Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.34	$0.15	$0.43	$0.58	$(0.45)	$0.00	$0.00	$(0.45)

03/31/2019	10.62	0.25	0.59	0.84	(0.22)	(0.90)	0.00	(1.12)

03/31/2018	10.92	0.20	1.39	1.59	(0.30)	(1.59)	0.00	(1.89)

03/31/2017	8.97	0.24	1.78	2.02	(0.07)	0.00	0.00	(0.07)

03/31/2016	9.72	0.16	(0.41)	(0.25)	(0.14)	(0.36)	0.00	(0.50)

03/31/2015	10.38	0.09	1.24	1.33	(0.35)	(1.64)	0.00	(1.99)
I-2

04/01/2019 - 09/30/2019+	10.20	0.14	0.43	0.57	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.49	0.24	0.58	0.82	(0.21)	(0.90)	0.00	(1.11)

03/31/2018	10.81	0.19	1.37	1.56	(0.29)	(1.59)	0.00	(1.88)

03/31/2017	8.89	0.22	1.76	1.98	(0.06)	0.00	0.00	(0.06)

03/31/2016	9.64	0.15	(0.40)	(0.25)	(0.14)	(0.36)	0.00	(0.50)

03/31/2015	10.31	0.09	1.23	1.32	(0.35)	(1.64)	0.00	(1.99)

16	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.37	6.08%	$364,408	0.55	%*	0.55	%*	0.50	%*	0.50	%*	2.58	%*	99%

10.19	9.22	331,519	0.58		0.58		0.50		0.50		2.27		281

11.23	13.85	364,772	0.57		0.57		0.50		0.50		1.32		329

10.03	18.63	400,770	0.56		0.56		0.50		0.50		1.46		132

8.55	(0.59)	517,080	0.56		0.56		0.50		0.50		1.30		525

9.56	13.37	582,691	0.50		0.50		0.50		0.50		0.56		169

10.34	6.06	64,212	0.65	*	0.65	*	0.60	*	0.60	*	2.48	*	99

10.16	9.10	51,608	0.68		0.68		0.60		0.60		2.15		281

11.20	13.70	67,331	0.67		0.67		0.60		0.60		1.25		329

10.01	18.62	34,538	0.66		0.66		0.60		0.60		1.36		132

8.53	(0.68)	20,399	0.66		0.66		0.60		0.60		1.22		525

9.54	13.24	22,961	0.60		0.60		0.60		0.60		0.60		169

10.32	5.98	6,601	0.70	*	0.75	*	0.65	*	0.70	*	2.24	*	99

10.14	7.68	160	0.73	*	0.78	*	0.65	*	0.70	*	2.27	*	281

9.56	6.04	9,846	0.80	*	0.80	*	0.75	*	0.75	*	2.34	*	99

9.42	8.82	9,627	0.83		0.83		0.75		0.75		2.02		281

10.54	13.62	9,170	0.82		0.82		0.75		0.75		1.06		329

9.42	18.38	13,094	0.81		0.81		0.75		0.75		1.20		132

8.04	(0.85)	5,289	0.81		0.81		0.75		0.75		1.05		525

9.05	13.13	6,631	0.75		0.75		0.75		0.75		0.32		169

9.45	5.94	282,546	0.95	*	0.95	*	0.90	*	0.90	*	2.19	*	99

9.32	8.76	278,434	0.98		0.98		0.90		0.90		1.87		281

10.44	13.42	275,970	0.97		0.97		0.90		0.90		0.93		329

9.34	18.21	192,649	0.96		0.96		0.90		0.90		1.06		132

7.97	(0.99)	192,168	0.96		0.96		0.90		0.90		0.91		525

8.98	12.89	237,176	0.90		0.90		0.90		0.90		0.16		169

8.83	5.65	99,653	1.45	*	1.45	*	1.40	*	1.40	*	1.69	*	99

8.74	8.14	106,370	1.48		1.48		1.40		1.40		1.37		281

9.92	12.92	110,665	1.47		1.47		1.40		1.40		0.42		329

8.88	17.55	148,261	1.46		1.46		1.40		1.40		0.56		132

7.59	(1.55)	144,638	1.46		1.46		1.40		1.40		0.42		525

8.61	12.36	147,403	1.40		1.40		1.40		1.40		(0.34)		169

9.78	5.74	33,090	1.20	*	1.20	*	1.15	*	1.15	*	1.93	*	99

9.64	8.48	26,612	1.23		1.23		1.15		1.15		1.64		281

10.74	13.20	18,972	1.22		1.22		1.15		1.15		0.68		329

9.60	17.80	16,788	1.21		1.21		1.15		1.15		0.80		132

8.20	(1.28)	14,140	1.21		1.21		1.15		1.15		0.67		525

9.22	12.77	14,200	1.15		1.15		1.15		1.15		(0.07)		169

$10.47	5.63%	$1,081,269	0.72	%*	0.72	%*	0.64	%*	0.64	%*	2.88	%*	190%

10.34	8.66	924,639	0.73		0.73		0.64		0.64		2.32		412

10.62	14.53	754,379	0.71		0.71		0.64		0.64		1.80		190

10.92	22.49	577,528	0.68		0.68		0.64		0.64		2.41		339

8.97	(2.51)	484,517	0.65		0.65		0.64		0.64		1.72		582

9.72	13.29	461,818	0.64		0.64		0.64		0.64		0.88		437

10.32	5.58	268,258	0.82	*	0.82	*	0.74	*	0.74	*	2.77	*	190

10.20	8.57	181,167	0.83		0.83		0.74		0.74		2.24		412

10.49	14.41	189,151	0.81		0.81		0.74		0.74		1.70		190

10.81	22.33	117,890	0.78		0.78		0.74		0.74		2.18		339

8.89	(2.61)	77,284	0.75		0.75		0.74		0.74		1.59		582

9.64	13.24	144,519	0.74		0.74		0.74		0.74		0.83		437

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Absolute Return Fund (Cont.)
I-3

04/01/2019 - 09/30/2019+	$10.19	$0.14	$0.42	$0.56	$(0.44)	$0.00	$0.00	$(0.44)

04/27/2018 - 03/31/2019	10.64	0.21	0.46	0.67	(0.22)	(0.90)	0.00	(1.12)
Class A

04/01/2019 - 09/30/2019+	10.14	0.13	0.42	0.55	(0.43)	0.00	0.00	(0.43)

03/31/2019	10.44	0.20	0.58	0.78	(0.18)	(0.90)	0.00	(1.08)

03/31/2018	10.77	0.16	1.36	1.52	(0.26)	(1.59)	0.00	(1.85)

03/31/2017	8.86	0.20	1.75	1.95	(0.04)	0.00	0.00	(0.04)

03/31/2016	9.62	0.12	(0.40)	(0.28)	(0.12)	(0.36)	0.00	(0.48)

03/31/2015	10.31	0.06	1.22	1.28	(0.33)	(1.64)	0.00	(1.97)
Class C

04/01/2019 - 09/30/2019+	9.14	0.08	0.37	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2019	9.52	0.11	0.53	0.64	(0.12)	(0.90)	0.00	(1.02)

03/31/2018	9.98	0.07	1.26	1.33	(0.20)	(1.59)	0.00	(1.79)

03/31/2017	8.27	0.11	1.63	1.74	(0.03)	0.00	0.00	(0.03)

03/31/2016	9.03	0.05	(0.38)	(0.33)	(0.07)	(0.36)	0.00	(0.43)

03/31/2015	9.83	(0.02)	1.17	1.15	(0.31)	(1.64)	0.00	(1.95)

PIMCO StocksPLUS® International Fund (Unhedged)
Institutional Class

04/01/2019 - 09/30/2019+	$5.60	$0.08	$0.02	$0.10	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2019	6.77	0.15	(0.49)	(0.34)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.27	0.12	0.85	0.97	(0.38)	(0.09)	0.00	(0.47)

03/31/2017	5.37	0.14	0.76	0.90	0.00	0.00	0.00	0.00

03/31/2016	6.50	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)

03/31/2015	6.91	0.07	(0.09)	(0.02)	(0.36)	(0.03)	0.00	(0.39)
I-2

04/01/2019 - 09/30/2019+	5.61	0.07	0.03	0.10	(0.05)	0.00	0.00	(0.05)

03/31/2019	6.79	0.15	(0.50)	(0.35)	(0.24)	(0.59)	0.00	(0.83)

03/31/2018	6.30	0.12	0.83	0.95	(0.37)	(0.09)	0.00	(0.46)

03/31/2017	5.39	0.14	0.77	0.91	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.11	(0.88)	(0.77)	(0.31)	(0.01)	(0.04)	(0.36)

03/31/2015	6.93	0.06	(0.09)	(0.03)	(0.35)	(0.03)	0.00	(0.38)
I-3

04/01/2019 - 09/30/2019+	5.60	0.07	0.03	0.10	(0.05)	0.00	0.00	(0.05)

04/27/2018 - 03/31/2019	6.96	0.13	(0.66)	(0.53)	(0.24)	(0.59)	0.00	(0.83)
Class A

04/01/2019 - 09/30/2019+	5.41	0.06	0.03	0.09	(0.04)	0.00	0.00	(0.04)

03/31/2019	6.58	0.13	(0.48)	(0.35)	(0.23)	(0.59)	0.00	(0.82)

03/31/2018	6.11	0.09	0.83	0.92	(0.36)	(0.09)	0.00	(0.45)

03/31/2017	5.25	0.12	0.74	0.86	0.00	0.00	0.00	0.00

03/31/2016	6.37	0.09	(0.87)	(0.78)	(0.30)	(0.01)	(0.03)	(0.34)

03/31/2015	6.78	0.04	(0.09)	(0.05)	(0.33)	(0.03)	0.00	(0.36)
Class C

04/01/2019 - 09/30/2019+	5.11	0.04	0.04	0.08	(0.03)	0.00	0.00	(0.03)

03/31/2019	6.28	0.08	(0.47)	(0.39)	(0.19)	(0.59)	0.00	(0.78)

03/31/2018	5.86	0.04	0.79	0.83	(0.32)	(0.09)	0.00	(0.41)

03/31/2017	5.07	0.07	0.72	0.79	0.00	0.00	0.00	0.00

03/31/2016	6.18	0.04	(0.84)	(0.80)	(0.27)	(0.01)	(0.03)	(0.31)

03/31/2015	6.59	(0.01)	(0.08)	(0.09)	(0.29)	(0.03)	0.00	(0.32)

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2019 - 09/30/2019+	$7.75	$0.10	$0.32	$0.42	$(0.39)	$0.00	$0.00	$(0.39)

03/31/2019	8.14	0.18	0.20	0.38	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.08	0.14	0.48	0.62	(0.56)	0.00	0.00	(0.56)

03/31/2017	6.62	0.20	1.40	1.60	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.24	0.13	(1.31)	(1.18)	(0.43)	0.00	(0.01)	(0.44)

03/31/2015	8.01	0.14	1.13	1.27	(1.04)	0.00	0.00	(1.04)

18	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.31	5.55%	$67,048	0.87	%*	0.92	%*	0.79	%*	0.84	%*	2.73	%*	190%

10.19	7.01	62,185	0.88	*	0.93	*	0.79	*	0.84	*	2.17	*	412

10.26	5.46	465,978	1.12	*	1.12	*	1.04	*	1.04	*	2.49	*	190

10.14	8.20	505,655	1.13		1.13		1.04		1.04		1.93		412

10.44	14.06	539,367	1.11		1.11		1.04		1.04		1.42		190

10.77	22.04	282,429	1.08		1.08		1.04		1.04		2.01		339

8.86	(2.94)	270,766	1.05		1.05		1.04		1.04		1.31		582

9.62	12.88	347,255	1.04		1.04		1.04		1.04		0.55		437

9.19	4.97	170,790	1.87	*	1.87	*	1.79	*	1.79	*	1.75	*	190

9.14	7.47	182,497	1.88		1.88		1.79		1.79		1.18		412

9.52	13.21	181,762	1.86		1.86		1.79		1.79		0.64		190

9.98	21.02	175,608	1.83		1.83		1.79		1.79		1.26		339

8.27	(3.64)	176,561	1.80		1.80		1.79		1.79		0.56		582

9.03	12.12	224,169	1.79		1.79		1.79		1.79		(0.21)		437

$5.65	1.85%	$228,321	1.34	%*	1.34	%*	0.64	%*	0.64	%*	2.71	%*	164

5.60	(4.28)	233,401	0.73		0.73		0.64		0.64		2.48		325

6.77	15.47	1,681,740	0.72		0.72		0.64		0.64		1.77		130

6.27	16.76	1,362,934	0.68		0.68		0.64		0.64		2.47		278

5.37	(12.25)	1,090,010	0.66		0.66		0.64		0.64		1.93		566

6.50	(0.27)	1,057,333	0.64		0.64		0.64		0.64		1.01		449

5.66	1.80	47,941	1.44	*	1.44	*	0.74	*	0.74	*	2.62	*	164

5.61	(4.49)	48,605	0.83		0.83		0.74		0.74		2.48		325

6.79	15.16	60,891	0.82		0.82		0.74		0.74		1.68		130

6.30	16.88	32,884	0.78		0.78		0.74		0.74		2.39		278

5.39	(12.24)	35,765	0.76		0.76		0.74		0.74		1.87		566

6.52	(0.39)	10,654	0.74		0.74		0.74		0.74		0.90		449

5.65	1.80	346	1.49	*	1.54	*	0.79	*	0.84	*	2.58	*	164

5.60	(6.93)	238	0.88	*	0.93	*	0.79	*	0.84	*	2.45	*	325

5.46	1.74	39,315	1.74	*	1.74	*	1.04	*	1.04	*	2.30	*	164

5.41	(4.71)	45,984	1.13		1.13		1.04		1.04		2.17		325

6.58	14.99	63,204	1.12		1.12		1.04		1.04		1.42		130

6.11	16.38	18,124	1.08		1.08		1.04		1.04		2.15		278

5.25	(12.59)	23,748	1.06		1.06		1.04		1.04		1.54		566

6.37	(0.68)	22,836	1.04		1.04		1.04		1.04		0.63		449

5.16	1.49	6,783	2.49	*	2.49	*	1.79	*	1.79	*	1.56	*	164

5.11	(5.50)	8,948	1.88		1.88		1.79		1.79		1.41		325

6.28	14.08	13,422	1.87		1.87		1.79		1.79		0.63		130

5.86	15.58	7,812	1.83		1.83		1.79		1.79		1.37		278

5.07	(13.26)	9,134	1.81		1.81		1.79		1.79		0.79		566

6.18	(1.40)	7,958	1.79		1.79		1.79		1.79		(0.13)		449

$7.78	5.44%	$1,745,614	1.05	%*	1.05	%*	0.75	%*	0.75	%*	2.61	%*	165

7.75	5.08	1,740,379	0.87		0.87		0.75		0.75		2.25		301

8.14	7.71	1,777,214	0.84		0.84		0.75		0.75		1.71		130

8.08	24.42	1,548,785	0.81		0.81		0.75		0.75		2.72		256

6.62	(14.79)	1,398,461	0.76		0.76		0.75		0.75		1.75		499

8.24	16.90	518,997	0.75		0.75		0.75		0.75		1.73		814

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)
I-2

04/01/2019 - 09/30/2019+	$7.67	$0.10	$0.31	$0.41	$(0.38)	$0.00	$0.00	$(0.38)

03/31/2019	8.07	0.17	0.20	0.37	(0.31)	(0.46)	0.00	(0.77)

03/31/2018	8.02	0.13	0.47	0.60	(0.55)	0.00	0.00	(0.55)

03/31/2017	6.57	0.19	1.40	1.59	(0.14)	0.00	0.00	(0.14)

03/31/2016	8.19	0.12	(1.31)	(1.19)	(0.42)	0.00	(0.01)	(0.43)

03/31/2015	7.96	0.10	1.16	1.26	(1.03)	0.00	0.00	(1.03)
I-3

04/01/2019 - 09/30/2019+	7.66	0.09	0.32	0.41	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.45	0.15	(0.16)	(0.01)	(0.32)	(0.46)	0.00	(0.78)
Class A

04/01/2019 - 09/30/2019+	7.33	0.08	0.30	0.38	(0.37)	0.00	0.00	(0.37)

03/31/2019	7.75	0.14	0.18	0.32	(0.28)	(0.46)	0.00	(0.74)

03/31/2018	7.72	0.11	0.46	0.57	(0.54)	0.00	0.00	(0.54)

03/31/2017	6.33	0.16	1.35	1.51	(0.12)	0.00	0.00	(0.12)

03/31/2016	7.92	0.09	(1.26)	(1.17)	(0.41)	0.00	(0.01)	(0.42)

03/31/2015	7.73	0.11	1.09	1.20	(1.01)	0.00	0.00	(1.01)
Class C

04/01/2019 - 09/30/2019+	6.69	0.05	0.27	0.32	(0.35)	0.00	0.00	(0.35)

03/31/2019	7.14	0.08	0.17	0.25	(0.24)	(0.46)	0.00	(0.70)

03/31/2018	7.18	0.04	0.42	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	5.90	0.10	1.25	1.35	(0.07)	0.00	0.00	(0.07)

03/31/2016	7.43	0.04	(1.18)	(1.14)	(0.38)	0.00	(0.01)	(0.39)

03/31/2015	7.32	0.05	1.03	1.08	(0.97)	0.00	0.00	(0.97)

PIMCO StocksPLUS® Long Duration Fund
Institutional Class

04/01/2019 - 09/30/2019+	$6.75	$0.13	$1.13	$1.26	$(0.49)	$0.00	$0.00	$(0.49)

03/31/2019	6.86	0.26	0.47	0.73	(0.64)	(0.20)	0.00	(0.84)

03/31/2018	7.32	0.28	1.08	1.36	(0.53)	(1.29)	0.00	(1.82)

03/31/2017	6.79	0.27	1.03	1.30	(0.29)	(0.48)	0.00	(0.77)

03/31/2016	7.56	0.27	(0.28)	(0.01)	(0.26)	(0.50)	0.00	(0.76)

03/31/2015	7.24	0.27	1.73	2.00	(0.40)	(1.28)	0.00	(1.68)

PIMCO StocksPLUS® Short Fund
Institutional Class

04/01/2019 - 09/30/2019+	$7.76	$0.14	$(0.50)	$(0.36)	$0.00	$0.00	$0.00	$0.00

03/31/2019	8.47	0.25	(0.81)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.54	0.22	(1.12)	(0.90)	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.55	0.30	(1.31)	(1.01)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.06)	(0.78)	(0.37)	0.00	0.00	(0.37)

03/31/2015~	13.35	0.15	(1.65)	(1.50)	(0.15)	0.00	0.00	(0.15)
I-2

04/01/2019 - 09/30/2019+	7.74	0.14	(0.50)	(0.36)	0.00	0.00	0.00	0.00

03/31/2019	8.45	0.24	(0.80)	(0.56)	(0.15)	0.00	0.00	(0.15)

03/31/2018	9.53	0.21	(1.13)	(0.92)	(0.16)	0.00	0.00	(0.16)

03/31/2017	10.55	0.29	(1.31)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.70	0.28	(1.07)	(0.79)	(0.36)	0.00	0.00	(0.36)

03/31/2015~	13.40	0.15	(1.70)	(1.55)	(0.15)	0.00	0.00	(0.15)
I-3

04/01/2019 - 09/30/2019+	7.73	0.13	(0.49)	(0.36)	0.00	0.00	0.00	0.00

04/27/2018 - 03/31/2019	8.38	0.22	(0.72)	(0.50)	(0.15)	0.00	0.00	(0.15)

20	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.70	5.47%	$785,585	1.15	%*	1.15	%*	0.85	%*	0.85	%*	2.50	%*	165%

7.67	4.91	597,904	0.97		0.97		0.85		0.85		2.15		301

8.07	7.57	541,980	0.94		0.94		0.85		0.85		1.62		130

8.02	24.33	371,289	0.91		0.91		0.85		0.85		2.63		256

6.57	(14.94)	355,109	0.86		0.86		0.85		0.85		1.60		499

8.19	16.97	250,350	0.85		0.85		0.85		0.85		1.28		814

7.69	5.45	30,268	1.20	*	1.25	*	0.90	*	0.95	*	2.43	*	165

7.66	0.25	25,315	1.02	*	1.07	*	0.90	*	0.95	*	2.09	*	301

7.34	5.30	403,928	1.45	*	1.45	*	1.15	*	1.15	*	2.21	*	165

7.33	4.55	473,310	1.27		1.27		1.15		1.15		1.85		301

7.75	7.38	551,924	1.24		1.24		1.15		1.15		1.33		130

7.72	23.95	310,915	1.21		1.21		1.15		1.15		2.36		256

6.33	(15.26)	379,646	1.16		1.16		1.15		1.15		1.29		499

7.92	16.63	338,576	1.15		1.15		1.15		1.15		1.37		814

6.66	4.90	118,528	2.20	*	2.20	*	1.90	*	1.90	*	1.47	*	165

6.69	3.82	126,949	2.02		2.02		1.90		1.90		1.11		301

7.14	6.41	154,331	1.99		1.99		1.90		1.90		0.56		130

7.18	23.00	153,871	1.96		1.96		1.90		1.90		1.62		256

5.90	(15.85)	197,631	1.91		1.91		1.90		1.90		0.57		499

7.43	15.75	130,680	1.90		1.90		1.90		1.90		0.64		814

$7.52	19.01%	$564,764	1.18	%*	1.18	%*	0.59	%*	0.59	%*	3.48	%*	98%

6.75	13.00	490,363	1.11		1.11		0.59		0.59		3.90		144

6.86	17.80	565,336	0.85		0.85		0.59		0.59		3.64		134

7.32	20.19	596,979	0.64		0.64		0.59		0.59		3.66		141

6.79	0.64	532,346	0.63		0.63		0.59		0.59		3.95		52

7.56	29.07	637,302	0.61		0.61		0.59		0.59		3.50		91

$7.40	(4.64)%	$1,253,507	1.14	%*	1.14	%*	0.64	%*	0.64	%*	3.82	%*	165%

7.76	(6.71)	1,448,810	0.77		0.77		0.64		0.64		3.12		325

8.47	(9.46)	1,993,725	0.66		0.66		0.64		0.64		2.51		131

9.54	(9.57)	1,862,164	0.67		0.67		0.64		0.64		2.90		237

10.55	(5.91)	1,690,893	0.68		0.68		0.64		0.64		2.51		524

11.70	(11.23)	3,443,366	0.64		0.64		0.64		0.64		1.32		403

7.38	(4.65)	87,568	1.24	*	1.24	*	0.74	*	0.74	*	3.66	*	165

7.74	(6.76)	64,487	0.87		0.87		0.74		0.74		2.95		325

8.45	(9.68)	76,532	0.76		0.76		0.74		0.74		2.40		131

9.53	(9.67)	59,992	0.77		0.77		0.74		0.74		2.84		237

10.55	(5.96)	56,465	0.78		0.78		0.74		0.74		2.45		524

11.70	(11.64)	48,356	0.74		0.74		0.74		0.74		1.19		403

7.37	(4.66)	3,426	1.29	*	1.34	*	0.79	*	0.84	*	3.58	*	165

7.73	(6.09)	1,556	0.92	*	0.97	*	0.79	*	0.84	*	2.91	*	325

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO StocksPLUS® Short Fund (Cont.)
Class A

04/01/2019 - 09/30/2019+	$7.50	$0.12	$(0.48)	$(0.36)	$0.00	$0.00	$0.00	$0.00

03/31/2019	8.20	0.21	(0.78)	(0.57)	(0.13)	0.00	0.00	(0.13)

03/31/2018	9.25	0.18	(1.09)	(0.91)	(0.14)	0.00	0.00	(0.14)

03/31/2017	10.27	0.26	(1.28)	(1.02)	0.00	0.00	0.00	0.00

03/31/2016~	11.45	0.24	(1.07)	(0.83)	(0.35)	0.00	0.00	(0.35)

03/31/2015~	13.05	0.10	(1.60)	(1.50)	(0.10)	0.00	0.00	(0.10)
Class C

04/01/2019 - 09/30/2019+	7.16	0.09	(0.46)	(0.37)	0.00	0.00	0.00	0.00

03/31/2019	7.85	0.15	(0.76)	(0.61)	(0.08)	0.00	0.00	(0.08)

03/31/2018	8.86	0.11	(1.04)	(0.93)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.92	0.17	(1.23)	(1.06)	0.00	0.00	0.00	0.00

03/31/2016~	11.05	0.15	(0.98)	(0.83)	(0.30)	0.00	0.00	(0.30)

03/31/2015~	12.70	0.00	(1.60)	(1.60)	(0.05)	0.00	0.00	(0.05)

PIMCO StocksPLUS® Small Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.51	$0.15	$(0.23)	$(0.08)	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2019	10.49	0.25	(0.15)	0.10	(0.25)	(0.83)	0.00	(1.08)

03/31/2018	9.87	0.19	1.09	1.28	(0.44)	(0.22)	0.00	(0.66)

03/31/2017	7.66	0.21	2.32	2.53	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.60	0.16	(1.39)	(1.23)	(0.17)	(0.54)	0.00	(0.71)

03/31/2015	9.85	0.08	0.82	0.90	(0.42)	(0.73)	0.00	(1.15)
I-2

04/01/2019 - 09/30/2019+	9.42	0.14	(0.21)	(0.07)	(0.22)	0.00	0.00	(0.22)

03/31/2019	10.41	0.23	(0.15)	0.08	(0.24)	(0.83)	0.00	(1.07)

03/31/2018	9.80	0.17	1.09	1.26	(0.43)	(0.22)	0.00	(0.65)

03/31/2017	7.61	0.20	2.31	2.51	(0.32)	0.00	0.00	(0.32)

03/31/2016	9.54	0.15	(1.38)	(1.23)	(0.16)	(0.54)	0.00	(0.70)

03/31/2015	9.81	0.07	0.81	0.88	(0.42)	(0.73)	0.00	(1.15)
I-3

04/01/2019 - 09/30/2019+	9.41	0.14	(0.22)	(0.08)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	10.63	0.21	(0.35)	(0.14)	(0.25)	(0.83)	0.00	(1.08)
Administrative Class

04/01/2019 - 09/30/2019+	9.50	0.14	(0.23)	(0.09)	(0.21)	0.00	0.00	(0.21)

03/31/2019	10.49	0.22	(0.16)	0.06	(0.22)	(0.83)	0.00	(1.05)

03/31/2018	9.86	0.16	1.10	1.26	(0.41)	(0.22)	0.00	(0.63)

03/31/2017	7.64	0.21	2.29	2.50	(0.28)	0.00	0.00	(0.28)

03/31/2016	9.59	0.15	(1.40)	(1.25)	(0.16)	(0.54)	0.00	(0.70)

06/30/2014 - 03/31/2015	10.15	0.03	0.56	0.59	(0.42)	(0.73)	0.00	(1.15)
Class A

04/01/2019 - 09/30/2019+	9.28	0.13	(0.23)	(0.10)	(0.20)	0.00	0.00	(0.20)

03/31/2019	10.27	0.20	(0.15)	0.05	(0.21)	(0.83)	0.00	(1.04)

03/31/2018	9.67	0.14	1.08	1.22	(0.40)	(0.22)	0.00	(0.62)

03/31/2017	7.52	0.18	2.27	2.45	(0.30)	0.00	0.00	(0.30)

03/31/2016	9.45	0.12	(1.37)	(1.25)	(0.14)	(0.54)	0.00	(0.68)

03/31/2015	9.73	0.04	0.81	0.85	(0.40)	(0.73)	0.00	(1.13)
Class C

04/01/2019 - 09/30/2019+	8.48	0.09	(0.21)	(0.12)	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.49	0.11	(0.14)	(0.03)	(0.15)	(0.83)	0.00	(0.98)

03/31/2018	8.99	0.06	1.00	1.06	(0.34)	(0.22)	0.00	(0.56)

03/31/2017	7.02	0.10	2.12	2.22	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.89	0.06	(1.29)	(1.23)	(0.10)	(0.54)	0.00	(0.64)

03/31/2015	9.27	(0.03)	0.76	0.73	(0.38)	(0.73)	0.00	(1.11)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for five reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

22	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.14	(4.80)%	$49,428	1.54	%*	1.54	%*	1.04	%*	1.04	%*	3.37	%*	165%

7.50	(7.02)	41,707	1.17		1.17		1.04		1.04		2.67		325

8.20	(9.92)	47,017	1.06		1.06		1.04		1.04		2.13		131

9.25	(9.93)	33,072	1.07		1.07		1.04		1.04		2.61		237

10.27	(6.53)	54,139	1.08		1.08		1.04		1.04		2.18		524

11.45	(11.54)	31,809	1.04		1.04		1.04		1.04		0.96		403

6.79	(5.17)	7,063	2.29	*	2.29	*	1.79	*	1.79	*	2.67	*	165

7.16	(7.77)	6,721	1.92		1.92		1.79		1.79		1.96		325

7.85	(10.51)	8,246	1.81		1.81		1.79		1.79		1.34		131

8.86	(10.69)	11,825	1.82		1.82		1.79		1.79		1.79		237

9.92	(6.85)	19,321	1.83		1.83		1.79		1.79		1.41		524

11.05	(12.57)	18,165	1.79		1.79		1.79		1.79		0.16		403

$9.21	(0.89)%	$732,705	0.74	%*	0.74	%*	0.69	%*	0.69	%*	3.16	%*	191%

9.51	1.42	678,295	0.83		0.83		0.69		0.69		2.35		436

10.49	13.12	630,363	0.79		0.79		0.69		0.69		1.79		136

9.87	33.24	377,433	0.74		0.74		0.69		0.69		2.38		383

7.66	(13.19)	231,986	0.73		0.73		0.69		0.69		1.86		539

9.60	9.93	288,036	0.70		0.70		0.69		0.69		0.86		434

9.13	(0.83)	266,928	0.84	*	0.84	*	0.79	*	0.79	*	3.07	*	191

9.42	1.24	217,616	0.93		0.93		0.79		0.79		2.26		436

10.41	13.02	181,517	0.89		0.89		0.79		0.79		1.68		136

9.80	33.10	112,417	0.84		0.84		0.79		0.79		2.29		383

7.61	(13.24)	92,051	0.83		0.83		0.79		0.79		1.69		539

9.54	9.71	212,756	0.80		0.80		0.79		0.79		0.73		434

9.11	(0.94)	11,598	0.89	*	0.94	*	0.84	*	0.89	*	2.99	*	191

9.41	(0.87)	7,922	0.98	*	1.03	*	0.84	*	0.89	*	2.28	*	436

9.20	(0.98)	10,127	0.99	*	0.99	*	0.94	*	0.94	*	2.89	*	191

9.50	1.09	8,166	1.08		1.08		0.94		0.94		2.10		436

10.49	12.95	7,811	1.04		1.04		0.94		0.94		1.50		136

9.86	32.81	7,698	0.99		0.99		0.94		0.94		2.39		383

7.64	(13.40)	5,985	0.98		0.98		0.94		0.94		1.90		539

9.59	6.51	965	0.95	*	0.95	*	0.94	*	0.94	*	0.40	*	434

8.98	(1.09)	444,922	1.14	*	1.14	*	1.09	*	1.09	*	2.77	*	191

9.28	0.97	512,195	1.23		1.23		1.09		1.09		1.95		436

10.27	12.77	491,851	1.19		1.19		1.09		1.09		1.39		136

9.67	32.68	261,090	1.14		1.14		1.09		1.09		2.02		383

7.52	(13.55)	244,254	1.13		1.13		1.09		1.09		1.44		539

9.45	9.50	370,199	1.10		1.10		1.09		1.09		0.47		434

8.18	(1.49)	103,667	1.89	*	1.89	*	1.84	*	1.84	*	2.03	*	191

8.48	0.18	114,756	1.98		1.98		1.84		1.84		1.20		436

9.49	11.90	122,868	1.94		1.94		1.84		1.84		0.61		136

8.99	31.74	122,651	1.89		1.89		1.84		1.84		1.29		383

7.02	(14.19)	122,496	1.88		1.88		1.84		1.84		0.70		539

8.89	8.62	170,988	1.85		1.85		1.84		1.84		(0.29)		434

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Assets:

Investments, at value
Investments in securities*	$665,091	$1,843,974	$379,728	$3,597,499	$669,747	$1,803,283	$1,612,332
Investments in Affiliates	270,095	683,333	42,672	495,998	176	262,694	442,961
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,126	3,370	257	2,725	1,409	1,160	1,127
Over the counter	13,003	44,932	8,816	124,929	5,960	20,486	22,255
Cash	0	1	0	1	0	2	0
Deposits with counterparty	3,617	2,790	1,016	4,890	11,898	5,099	4,623
Foreign currency, at value	1,074	4,017	926	5,059	314	6,168	3,584
Receivable for investments sold	6,654	16,847	3,111	16,668	1,394	13,676	2
Receivable for investments sold on a delayed delivery basis	0	0	0	0	1,470	0	0
Receivable for TBA investments sold	47,903	382,480	81,824	691,518	46,472	352,327	369,367
Receivable for Fund shares sold	822	1,003	121	2,247	463	691	1,693
Interest and/or dividends receivable	2,437	5,648	1,032	10,717	4,398	5,806	4,825
Dividends receivable from Affiliates	522	1,381	81	1,058	24	563	979
Reimbursement receivable from PIMCO	0	2	0	1	0	0	1
Other assets	15	46	39	55	2	130	41
Total Assets	1,012,359	2,989,824	519,623	4,953,365	743,727	2,472,085	2,463,790

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$112,624	$45,042	$256,967	$0
Payable for sale-buyback transactions	0	0	0	89,528	47,258	28,224	0
Payable for short sales	6,365	23,479	6,925	34,075	4,868	13,632	19,787
Financial Derivative Instruments
Exchange-traded or centrally cleared	241	856	138	1,389	76	1,112	631
Over the counter	3,955	34,128	8,099	73,989	836	55,805	98,490
Payable for investments purchased	93	468	6	425	602	32	4
Payable for investments in Affiliates purchased	522	1,381	81	1,058	24	563	979
Payable for investments purchased on a delayed delivery basis	0	0	0	0	1,470	0	0
Payable for TBA investments purchased	129,544	851,113	172,090	1,473,748	70,331	706,398	764,203
Deposits from counterparty	9,436	22,213	6,348	76,233	4,478	6,738	7,293
Payable for Fund shares redeemed	1,348	1,510	3,048	4,310	2,852	890	1,364
Overdraft due to custodian	0	0	0	0	887	0	0
Accrued investment advisory fees	164	612	97	1,060	142	427	532
Accrued supervisory and administrative fees	218	496	71	831	97	288	389
Accrued distribution fees	37	99	4	68	0	4	63
Accrued servicing fees	80	122	9	100	0	12	107
Other liabilities	0	4	1	4	0	1	1
Total Liabilities	152,003	936,481	196,917	1,869,442	178,963	1,071,093	893,843

Net Assets	$860,356	$2,053,343	$322,706	$3,083,923	$564,764	$1,400,992	$1,569,947

Net Assets Consist of:

Paid in capital	$751,039	$1,960,406	$368,107	$2,972,578	$485,012	$5,216,548	$1,668,854
Distributable earnings (accumulated loss)	109,317	92,937	(45,401)	111,345	79,752	(3,815,556)	(98,907)

Net Assets	$860,356	$2,053,343	$322,706	$3,083,923	$564,764	$1,400,992	$1,569,947

Cost of investments in securities	$655,547	$1,789,749	$368,815	$3,500,227	$607,934	$1,741,146	$1,573,444
Cost of investments in Affiliates	$270,364	$684,350	$42,664	$498,724	$176	$264,027	$443,824
Cost of foreign currency held	$1,087	$4,114	$963	$5,144	$326	$6,345	$3,678
Proceeds received on short sales	$6,134	$23,741	$6,932	$33,496	$4,840	$13,916	$19,838
Cost or premiums of financial derivative instruments, net	$(3,119)	$6,955	$250	$21,117	$5,194	$15,067	$3,531

* Includes repurchase agreements of:	$12,652	$2,328	$211	$6,917	$157	$941	$14,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar- Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Net Assets:

Institutional Class	$364,408	$1,081,269	$228,321	$1,745,614	$564,764	$1,253,507	$732,705
I-2	64,212	268,258	47,941	785,585	N/A	87,568	266,928
I-3	6,601	67,048	346	30,268	N/A	3,426	11,598
Administrative Class	9,846	N/A	N/A	N/A	N/A	N/A	10,127
Class A	282,546	465,978	39,315	403,928	N/A	49,428	444,922
Class C	99,653	170,790	6,783	118,528	N/A	7,063	103,667
Class R	33,090	N/A	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	35,129	103,258	40,392	224,335	75,061	169,435	79,544
I-2	6,209	25,985	8,463	102,009	N/A	11,866	29,249
I-3	639	6,502	61	3,937	N/A	465	1,273
Administrative Class	1,030	N/A	N/A	N/A	N/A	N/A	1,101
Class A	29,912	45,405	7,197	55,027	N/A	6,922	49,550
Class C	11,279	18,576	1,315	17,787	N/A	1,040	12,669
Class R	3,382	N/A	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding:

Institutional Class	$10.37	$10.47	$5.65	$7.78	$7.52	$7.40	$9.21
I-2	10.34	10.32	5.66	7.70	N/A	7.38	9.13
I-3	10.32	10.31	5.65	7.69	N/A	7.37	9.11
Administrative Class	9.56	N/A	N/A	N/A	N/A	N/A	9.20
Class A	9.45	10.26	5.46	7.34	N/A	7.14	8.98
Class C	8.83	9.19	5.16	6.66	N/A	6.79	8.18
Class R	9.78	N/A	N/A	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Investment Income:

Interest, net of foreign taxes*	$9,845	$26,486	$6,485	$48,205	$11,041	$33,138	$23,776
Dividends	0	0	0	0	0	55	0
Dividends from Investments in Affiliates	3,317	9,577	260	7,591	46	4,511	7,121
Total Income	13,162	36,063	6,745	55,796	11,087	37,704	30,897

Expenses:

Investment advisory fees	1,048	3,902	648	6,868	833	2,966	3,474
Supervisory and administrative fees	1,392	3,182	477	5,369	571	1,982	2,551
Distribution and/or servicing fees - Administrative Class	12	0	0	0	0	0	11
Distribution fees - Class C	261	672	30	461	0	26	416
Distribution fees - Class R	38	0	0	0	0	0	0
Servicing fees - Class A	352	596	50	511	0	58	594
Servicing fees - Class C	130	224	10	153	0	8	139
Servicing fees - Class R	38	0	0	0	0	0	0
Trustee fees	1	3	1	5	1	3	3
Interest expense	217	785	1,174	4,498	1,400	3,809	419
Miscellaneous expense	0	8	3	12	0	0	1
Total Expenses	3,489	9,372	2,393	17,877	2,805	8,852	7,608
Waiver and/or Reimbursement by PIMCO	(1)	(16)	(0)	(7)	0	(0)	(3)
Net Expenses	3,488	9,356	2,393	17,870	2,805	8,852	7,605

Net Investment Income (Loss)	9,674	26,707	4,352	37,926	8,282	28,852	23,292

Net Realized Gain (Loss):

Investments in securities	898	8,366	3,111	12,259	7,930	1,064	5,957
Investments in Affiliates	4	29	3	11	(1)	(591)	52
Exchange-traded or centrally cleared financial derivative instruments	2,790	(16,224)	(15,659)	(78,440)	13,348	(66,224)	(33,416)
Over the counter financial derivative instruments	31,444	84,008	(11,193)	46,473	21,295	(160,775)	(27,069)
Short sales	(604)	(2,747)	(418)	(3,031)	32	(2,261)	(2,049)
Foreign currency	79	(10)	14	(18,311)	(66)	23	277

Net Realized Gain (Loss)	34,611	73,422	(24,142)	(41,039)	42,538	(228,764)	(56,248)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	6,241	25,039	7,360	58,745	40,555	32,065	20,657
Investments in Affiliates	94	246	7	197	0	670	158
Exchange-traded or centrally cleared financial derivative instruments	(2,767)	(10,647)	3,905	99	(7,995)	1,407	(8,688)
Over the counter financial derivative instruments	503	(9,703)	15,135	106,303	(7,092)	96,832	4,742
Short sales	73	963	38	449	(19)	914	648
Foreign currency assets and liabilities	(50)	(164)	(37)	(726)	(14)	(124)	(154)

Net Change in Unrealized Appreciation (Depreciation)	4,094	5,734	26,408	165,067	25,435	131,764	17,363

Net Increase (Decrease) in Net Assets Resulting from Operations	$48,379	$105,863	$6,618	$161,954	$76,255	$(68,148)	$(15,593)

* Foreign tax withholdings	$0	$1	$0	$0	$0	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO StocksPLUS® Fund			PIMCO StocksPLUS® Absolute Return Fund			PIMCO StocksPLUS® International Fund (Unhedged)

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$9,674	$16,713		$26,707	$36,151		$4,352	$37,868
Net realized gain (loss)	34,611	76,444		73,422	155,312		(24,142)	(82,566)
Net change in unrealized appreciation (depreciation)	4,094	(29,275)		5,734	(58,159)		26,408	(13,677)

Net Increase (Decrease) in Net Assets Resulting from Operations	48,379	63,882		105,863	133,304		6,618	(58,375)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(14,740)	(61,520)		(44,376)	(86,550)		(2,190)	(187,738)
I-2	(2,528)	(9,226)		(11,016)	(17,423)		(451)	(7,563)
I-3	(160)	(4	)(a)	(2,757)	(5,980	)(a)	(3)	(29	)(a)
Administrative Class	(420)	(1,618)		0	0		0	0
Class A	(12,277)	(49,658)		(19,266)	(52,124)		(318)	(5,888)
Class C	(4,583)	(20,030)		(7,587)	(19,643)		(38)	(1,378)
Class R	(1,292)	(4,131)		0	0		0	0

Total Distributions(b)	(36,000)	(146,187)		(85,002)	(181,720)		(3,000)	(202,596)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	43,647	39,755		176,339	239,900		(18,088)	(1,221,110)

Total Increase (Decrease) in Net Assets	56,026	(42,550)		197,200	191,484		(14,470)	(1,482,081)

Net Assets:

Beginning of period	804,330	846,880		1,856,143	1,664,659		337,176	1,819,257
End of period	$860,356	$804,330		$2,053,343	$1,856,143		$322,706	$337,176

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Changes in Net Assets (Cont.)

	PIMCO Stocks PLUS® International Fund (U.S. Dollar-Hedged)			PIMCO StocksPLUS® Long Duration Fund		PIMCO StocksPLUS® Short Fund			PIMCO StocksPLUS® Small Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019		Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$37,926	$61,996		$8,282	$19,603	$28,852	$58,736		$23,292	$33,793
Net realized gain (loss)	(41,039)	227,165		42,538	18,036	(228,764)	(69,081)		(56,248)	137,221
Net change in unrealized appreciation (depreciation)	165,067	(146,131)		25,435	26,598	131,764	(108,458)		17,363	(181,889)

Net Increase (Decrease) in Net Assets Resulting from Operations	161,954	143,030		76,255	64,237	(68,148)	(118,803)		(15,593)	(10,875)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(85,000)	(161,836)		(32,502)	(56,883)	0	(28,669)		(16,930)	(75,171)
I-2	(37,411)	(53,353)		0	0	0	(1,289)		(6,050)	(20,921)
I-3	(1,432)	(1,646	)(a)	0	0	0	(31	)(a)	(255)	(476	)(a)
Administrative Class	0	0		0	0	0	0		(217)	(788)
Class A	(19,906)	(46,661)		0	0	0	(935)		(10,246)	(54,136)
Class C	(6,256)	(13,243)		0	0	0	(80)		(2,306)	(13,007)

Total Distributions(b)	(150,005)	(276,739)		(32,502)	(56,883)	0	(31,004)		(36,004)	(164,499)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	108,117	72,117		30,648	(82,327)	(94,141)	(412,432)		82,594	279,914

Total Increase (Decrease) in Net Assets	120,066	(61,592)		74,401	(74,973)	(162,289)	(562,239)		30,997	104,540

Net Assets:

Beginning of period	2,963,857	3,025,449		490,363	565,336	1,563,281	2,125,520		1,538,950	1,434,410
End of period	$3,083,923	$2,963,857		$564,764	$490,363	$1,400,992	$1,563,281		$1,569,947	$1,538,950

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of I-3 was April 27, 2018.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$6,618	$76,255	$(68,148)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(739,530)	(632,038)	(2,993,037)
Proceeds from sales of long-term securities	861,008	585,755	3,016,796
(Purchases) Proceeds from sales of short-term portfolio investments, net	(14,523)	3,528	142,308
(Increase) decrease in deposits with counterparty	(510)	(7,702)	(2,173)
(Increase) decrease in receivable for investments sold	377,981	(6,664)	276,430
(Increase) decrease in interest and/or dividends receivable	419	264	642
(Increase) decrease in dividends receivable from Affiliates	397	(18)	327
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(11,337)	4,435	(64,421)
Proceeds from (Payments on) over the counter financial derivative instruments	(12,891)	22,511	(170,605)
(Increase) decrease in other assets	(38)	(2)	(128)
Increase (decrease) in payable for investments purchased	(337,181)	22,015	(110,178)
Increase (decrease) in deposits from counterparty	(471)	(15,130)	(4,884)
Increase (decrease) in accrued investment advisory fees	(248)	3	(107)
Increase (decrease) in accrued supervisory and administrative fees	(161)	2	(68)
Increase (decrease) in accrued distribution fees	(2)	0	0
Increase (decrease) in accrued servicing fees	(3)	0	1
Proceeds from (Payments on) short sales transactions, net	1,400	(295)	(33,458)
Proceeds from (Payments on) foreign currency transactions	(23)	(80)	(101)
Increase (decrease) in other liabilities	0	0	(1)
Net Realized (Gain) Loss
Investments in securities	(3,111)	(7,930)	(1,064)
Investments in Affiliates	(3)	1	591
Exchange-traded or centrally cleared financial derivative instruments	15,659	(13,348)	66,224
Over the counter financial derivative instruments	11,193	(21,295)	160,775
Short sales	418	(32)	2,261
Foreign currency	(14)	66	(23)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(7,360)	(40,555)	(32,065)
Investments in Affiliates	(7)	0	(670)
Exchange-traded or centrally cleared financial derivative instruments	(3,905)	7,995	(1,407)
Over the counter financial derivative instruments	(15,135)	7,092	(96,832)
Short sales	(38)	19	(914)
Foreign currency assets and liabilities	37	14	124
Net amortization (accretion) on investments	(230)	(746)	(582)

Net Cash Provided by (Used for) Operating Activities	128,409	(15,880)	85,613

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	32,717	192,004	387,430
Payments on shares redeemed	(50,763)	(190,016)	(492,258)
Increase (decrease) in overdraft due to custodian	(187)	761	0
Cash distributions paid*	(85)	(638)	0
Proceeds from reverse repurchase agreements	806,688	1,581,815	2,153,258
Payments on reverse repurchase agreements	(812,437)	(1,553,860)	(2,164,661)
Proceeds from sale-buyback transactions	2,049,975	1,648,871	3,923,516
Payments on sale-buyback transactions	(2,154,787)	(1,663,165)	(3,895,292)

Net Cash Received from (Used for) Financing Activities	(128,879)	15,772	(88,007)

Net Increase (Decrease) in Cash and Foreign Currency	(470)	(108)	(2,394)

Cash and Foreign Currency:

Beginning of period	1,396	422	8,564
End of period	$926	$314	$6,170

* Reinvestment of distributions	$2,915	$31,864	$0

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$963	$1,266	$3,417

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Schedule of Investments PIMCO StocksPLUS® Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$500	$500

Hilton Worldwide Finance LLC
3.768% (LIBOR03M + 1.750%) due 06/22/2026 ~		153	154

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		3,300	3,298

Total Loan Participations and Assignments (Cost $3,951)			3,952

CORPORATE BONDS & NOTES 28.8%

BANKING & FINANCE 15.7%

AerCap Ireland Capital DAC
4.250% due 07/01/2020		800	811
4.625% due 10/30/2020		300	307

American Tower Corp.
2.250% due 01/15/2022		400	401
2.800% due 06/01/2020		200	201
5.900% due 11/01/2021		1,300	1,397

Aviation Capital Group LLC
7.125% due 10/15/2020		300	314

AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		1,500	1,570

Bank of America Corp.
2.938% (US0003M + 0.660%) due 07/21/2021 ~		1,900	1,906
3.219% (US0003M + 0.960%) due 07/23/2024 ~		2,200	2,215

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		2,600	2,589
3.588% (US0003M + 1.430%) due 02/15/2023 ~		800	800
4.610% due 02/15/2023 •		900	935

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		5,500	5,540

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	800	952

Credit Agricole S.A.
3.750% due 04/24/2023		$300	314

Credit Suisse AG
6.500% due 08/08/2023 (f)		4,900	5,469

Crown Castle International Corp.
2.250% due 09/01/2021		1,000	1,001

Deutsche Bank AG
3.093% (US0003M + 0.815%) due 01/22/2021 ~		6,100	6,047
4.250% due 10/14/2021		2,400	2,435

Dexia Credit Local S.A.
1.875% due 09/15/2021		4,400	4,400

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	300	321
0.030% due 05/14/2021 •		200	216
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$600	600
3.157% due 08/04/2020		800	802
3.200% due 01/15/2021		1,600	1,603
3.217% (US0003M + 0.930%) due 11/04/2019 ~		300	300
5.750% due 02/01/2021		400	414

General Motors Financial Co., Inc.
3.200% due 07/13/2020		500	503
3.583% (US0003M + 1.270%) due 10/04/2019 ~		2,600	2,600

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		2,500	2,530
3.902% (US0003M + 1.770%) due 02/25/2021 ~		3,700	3,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Harley-Davidson Financial Services, Inc.
2.550% due 06/09/2022	$200	$200

HSBC Holdings PLC
4.342% (US0003M + 2.240%) due 03/08/2021 ~	3,300	3,384

HSBC USA, Inc.
2.350% due 03/05/2020	8,000	8,009

International Lease Finance Corp.
8.250% due 12/15/2020	1,400	1,498

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~	1,900	1,906
3.149% (US0003M + 0.890%) due 07/23/2024 ~	3,500	3,515
3.176% (US0003M + 0.900%) due 04/25/2023 ~	3,700	3,723

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~	900	902
4.050% due 08/16/2023	800	841
4.550% due 08/16/2028	700	771

Mitsubishi UFJ Financial Group, Inc.
3.127% (US0003M + 0.860%) due 07/26/2023 ~	4,300	4,314

Mizuho Financial Group, Inc.
3.084% (US0003M + 0.940%) due 02/28/2022 ~	1,400	1,410
3.820% (US0003M + 1.480%) due 04/12/2021 ~	2,000	2,032

Morgan Stanley
2.731% (US0003M + 0.550%) due 02/10/2021 ~	1,300	1,301
3.737% due 04/24/2024 •	1,600	1,672

National Australia Bank Ltd.
2.250% due 03/16/2021	3,100	3,111

Nationwide Building Society
3.766% due 03/08/2024 •	3,400	3,493

Navient Corp.
5.000% due 10/26/2020	200	203
6.625% due 07/26/2021	100	105
8.000% due 03/25/2020	600	614

Nissan Motor Acceptance Corp.
2.550% due 03/08/2021	3,300	3,303
2.650% due 07/13/2022	1,600	1,609
2.883% (US0003M + 0.580%) due 01/13/2020 ~	1,600	1,601

Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~	1,700	1,703

Protective Life Global Funding
1.999% due 09/14/2021	2,000	1,989
2.624% (US0003M + 0.520%) due 06/28/2021 ~	3,200	3,215

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~	2,000	2,005

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •	1,200	1,286

Santander UK PLC
2.875% due 06/18/2024	2,200	2,235

SBA Tower Trust
3.168% due 04/09/2047	800	809

Societe Generale S.A.
3.633% due 04/08/2021 •	2,600	2,636

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~	1,000	1,006

Sumitomo Mitsui Financial Group, Inc.
3.432% (US0003M + 1.110%) due 07/14/2021 ~	1,600	1,619
3.782% (US0003M + 1.680%) due 03/09/2021 ~	4,600	4,685

Toronto-Dominion Bank
2.250% due 03/15/2021	3,900	3,921

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Group Funding Switzerland AG
2.650% due 02/01/2022		$400	$404
3.783% due 02/01/2022 •		300	307

UniCredit SpA
7.830% due 12/04/2023		1,150	1,349

Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	400	436
0.625% due 09/08/2021		1,300	1,433

Volkswagen Leasing GmbH
0.096% due 07/06/2021 •		500	545

Wells Fargo & Co.
5.889% (US0003M + 3.770%) due 12/15/2019 ~(e)		$484	491

			134,857

INDUSTRIALS 10.9%

AbbVie, Inc.
2.900% due 11/06/2022		200	204

Activision Blizzard, Inc.
2.600% due 06/15/2022		1,100	1,112

Allergan Funding SCS
3.000% due 03/12/2020		100	100

AutoNation, Inc.
3.350% due 01/15/2021		200	202

BAT Capital Corp.
2.765% due 08/14/2020 •		7,800	7,816

Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~		700	699
2.750% due 07/15/2021		800	804
3.129% (US0003M + 1.010%) due 12/15/2023 ~		1,000	1,001

Broadcom Corp.
2.375% due 01/15/2020		2,300	2,300
3.000% due 01/15/2022		300	303

Campbell Soup Co.
3.650% due 03/15/2023		1,500	1,562

Celgene Corp.
2.250% due 08/15/2021		1,200	1,200

Charter Communications Operating LLC
3.579% due 07/23/2020		1,700	1,716
4.464% due 07/23/2022		3,200	3,370
4.500% due 02/01/2024		1,600	1,720

Continental Resources, Inc.
5.000% due 09/15/2022		110	111

Cox Communications, Inc.
3.250% due 12/15/2022		1,400	1,437

Crown Castle Towers LLC
3.222% due 05/15/2042		100	101

D.R. Horton, Inc.
4.375% due 09/15/2022		1,200	1,260

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		900	905
3.350% due 05/04/2021		3,400	3,457

Dell International LLC
4.420% due 06/15/2021		4,600	4,744

Deutsche Telekom International Finance BV
1.950% due 09/19/2021		1,100	1,093

Discovery Communications LLC
4.375% due 06/15/2021		300	310

DISH DBS Corp.
5.125% due 05/01/2020		100	101

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		2,000	2,009

DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		2,538	2,537

eBay, Inc.
2.750% due 01/30/2023		1,100	1,114
3.800% due 03/09/2022		500	518

30	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMC Corp.
2.650% due 06/01/2020	$1,900	$1,901

Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~	2,100	2,100

Energy Transfer Operating LP
4.250% due 03/15/2023	200	209
5.200% due 02/01/2022	400	422

Energy Transfer Partners LP
5.000% due 10/01/2022	100	106

EQT Corp.
2.869% (US0003M + 0.770%) due 10/01/2020 ~	300	299

ERAC USA Finance LLC
2.600% due 12/01/2021	200	201
4.500% due 08/16/2021	300	312

GATX Corp.
4.850% due 06/01/2021	200	209

Georgia-Pacific LLC
2.539% due 11/15/2019	1,375	1,375

Hyundai Capital America
2.945% due 09/18/2020 •	2,200	2,204
3.145% (US0003M + 1.000%) due 09/18/2020 ~	1,300	1,303

Imperial Brands Finance PLC
2.950% due 07/21/2020	1,000	1,004
3.750% due 07/21/2022	1,700	1,751

Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~	5,400	5,390

Marathon Oil Corp.
2.800% due 11/01/2022	400	403

Marvell Technology Group Ltd.
4.200% due 06/22/2023	1,300	1,364

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	900	900

MGM Resorts International
6.750% due 10/01/2020	200	208

Microchip Technology, Inc.
3.922% due 06/01/2021	500	511

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021	1,200	1,198

NTT Finance Corp.
1.900% due 07/21/2021	400	398

Occidental Petroleum Corp.
2.700% due 08/15/2022	1,100	1,110

Penske Truck Leasing Co. LP
3.200% due 07/15/2020	2,000	2,012
3.375% due 02/01/2022	500	511

Pernod Ricard S.A.
4.250% due 07/15/2022	700	737
4.450% due 01/15/2022	150	157

Pioneer Natural Resources Co.
3.950% due 07/15/2022	300	312

Ryder System, Inc.
2.500% due 09/01/2022	300	302

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	1,200	1,240
5.625% due 04/15/2023	900	979
5.625% due 03/01/2025	400	450

Sands China Ltd.
4.600% due 08/08/2023	1,300	1,379
5.125% due 08/08/2025	1,300	1,431

Syngenta Finance NV
3.698% due 04/24/2020	300	301
3.933% due 04/23/2021	1,500	1,528
4.441% due 04/24/2023	1,500	1,569

Texas Eastern Transmission LP
4.125% due 12/01/2020	300	305

Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~	3,700	3,699

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner Cable LLC
5.000% due 02/01/2020	$100	$101

VMware, Inc.
2.300% due 08/21/2020	700	701
2.950% due 08/21/2022	2,900	2,942

Wabtec Corp.
3.419% (US0003M + 1.050%) due 09/15/2021 ~	1,600	1,600

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020	2,800	2,805

		93,745

UTILITIES 2.2%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	5,000	5,026
3.253% (US0003M + 0.950%) due 07/15/2021 ~	500	505
3.312% (US0003M + 1.180%) due 06/12/2024 ~	1,800	1,834

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	1,800	1,808

Entergy Corp.
4.000% due 07/15/2022	300	313

Exelon Corp.
5.150% due 12/01/2020	300	308

ITC Holdings Corp.
2.700% due 11/15/2022	2,400	2,425

ONEOK, Inc.
4.250% due 02/01/2022	300	311

Pennsylvania Electric Co.
5.200% due 04/01/2020	300	304

Plains All American Pipeline LP
2.600% due 12/15/2019	800	800

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	1,200	1,196

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	500	500

Sprint Communications, Inc.
7.000% due 03/01/2020	200	204
7.000% due 08/15/2020	100	103

State Grid Overseas Investment Ltd.
3.750% due 05/02/2023	2,400	2,518

Telstra Corp. Ltd.
4.800% due 10/12/2021	700	734

		18,889

Total Corporate Bonds & Notes (Cost $244,190)		247,491

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.4%

California State General Obligation Bonds, Series 2017
2.193% due 04/01/2047	800	800
2.862% (US0001M + 0.780%) due 04/01/2047 ~	2,300	2,307

Total Municipal Bonds & Notes (Cost $3,100)		3,107

U.S. GOVERNMENT AGENCIES 20.9%

Fannie Mae
2.138% due 03/25/2034 •	120	119
2.268% due 05/25/2037 •	52	52
2.368% due 03/25/2037 - 07/25/2037 •	75	75
2.378% due 03/25/2037 •	46	46
2.398% due 07/25/2037 •	102	103
2.418% due 09/25/2035 •	252	252
2.463% due 02/25/2037 •	112	114

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.580% due 05/25/2058 •	$1,576	$1,568
2.680% due 09/25/2046 •	2,470	2,472
2.718% due 10/25/2037 •	750	761
2.738% due 06/25/2037 •	225	229
2.768% due 03/25/2038 - 01/25/2040 •	302	306
2.838% due 12/25/2039 •	129	132
2.918% due 07/25/2039 •	81	83
3.000% due 10/25/2040	1,308	1,344
3.228% due 11/25/2022 •	1,094	1,096
3.683% due 07/01/2044 •	38	39
4.203% due 11/01/2028 •	4	4
4.225% due 12/01/2036 •	119	123
4.246% due 11/01/2035 •	65	68
4.398% due 11/01/2027 •	5	5
4.432% due 04/01/2028 •	2	2
4.445% due 07/01/2028 •	4	4
4.447% due 04/01/2035 •	240	252
4.471% due 02/01/2027 •	1	1
4.536% due 11/01/2028 •	7	7
4.545% due 05/01/2038 •	351	369
4.823% due 12/01/2033 •	64	67
5.000% due 04/25/2033	225	248
5.064% due 09/01/2034 •	52	55
5.625% due 08/01/2029 •	3	3

Fannie Mae UMBS
3.500% due 12/01/2047 - 08/01/2048	53,227	55,065
4.000% due 06/01/2047 - 06/01/2048	6,814	7,139
8.000% due 03/01/2030 - 08/01/2030	8	8

Fannie Mae UMBS, TBA
3.500% due 11/01/2049	8,300	8,518
4.000% due 10/01/2049 - 11/01/2049	70,500	73,190

Freddie Mac
2.328% due 02/15/2037 •	6	6
2.358% due 02/15/2037 •	20	20
2.368% due 02/15/2037 •	66	66
2.428% due 06/15/2041 •	678	678
2.578% due 07/15/2041 •	1,270	1,277
2.628% due 10/15/2037 •	70	70
2.698% due 08/15/2037 •	811	822
2.728% due 08/15/2037 •	1,574	1,597
2.730% due 03/15/2042 •	281	282
2.738% due 10/15/2037 •	279	283
2.748% due 05/15/2037 - 09/15/2037 •	1,840	1,869
2.778% due 08/15/2036 •	120	122
2.878% due 11/15/2039 - 12/15/2039 •	33	33
2.883% due 01/15/2038 •	420	429
2.949% due 07/15/2040	731	729
4.000% due 11/01/2047	2,001	2,101
4.579% due 06/01/2035 •	272	286
4.670% due 09/01/2037 •	844	892
4.750% due 12/01/2022 •	1	1
5.000% due 12/01/2026 - 08/01/2041	129	137
6.000% due 01/01/2029 - 02/01/2034	282	325
6.500% due 10/25/2043	591	709
8.500% due 04/01/2025	1	1

Ginnie Mae
2.729% due 03/20/2065 •	1	1
2.979% due 12/20/2065 •	2,450	2,464
2.999% due 02/20/2066 •	47	48
3.029% due 01/20/2066 •	385	388
3.229% due 01/20/2066 - 03/20/2066 •	6,367	6,465
3.379% due 03/20/2066 •	391	400
3.750% (H15T1Y + 1.500%) due 08/20/2022 - 08/20/2026 ~	116	117
3.750% due 07/20/2027 •	89	91
3.875% (H15T1Y + 1.500%) due 05/20/2026 ~	26	27
3.875% due 04/20/2027 - 04/20/2041 •	2,539	2,650

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% (H15T1Y + 1.500%) due 02/20/2026 - 03/20/2026 ~		$58	$59
4.000% due 01/20/2028 - 02/20/2028 •		37	38
4.125% (H15T1Y + 1.500%) due 12/20/2022 - 11/20/2025 ~		40	41
4.125% due 12/20/2027 •		22	22

NCUA Guaranteed Notes
2.507% due 10/07/2020 •		607	607

Total U.S. Government Agencies (Cost $177,136)			180,072

U.S. TREASURY OBLIGATIONS 8.8%

U.S. Treasury Bonds
3.000% due 02/15/2049		4,000	4,774
4.375% due 11/15/2039		2,800	3,932

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (j)		3,061	3,033
0.125% due 04/15/2022		10,549	10,448
0.500% due 01/15/2028		6,865	7,036
0.625% due 01/15/2026		4,859	4,989
0.625% due 02/15/2043		112	115
0.750% due 07/15/2028		2,760	2,903
1.000% due 02/15/2046		974	1,088
1.000% due 02/15/2048		416	468
1.000% due 02/15/2049		5,128	5,810
1.375% due 02/15/2044		881	1,057

U.S. Treasury Notes
1.375% due 09/30/2023 (j)		16,500	16,381
1.625% due 02/15/2026 (l)		600	600
2.000% due 04/30/2024 (l)		300	306
2.625% due 12/31/2025 (l)		2,000	2,120
3.000% due 09/30/2025		4,900	5,289
3.000% due 10/31/2025		5,000	5,403

Total U.S. Treasury Obligations (Cost $72,662)			75,752

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

BCAP LLC Trust
3.183% due 02/26/2047 •		350	350

Bear Stearns Adjustable Rate Mortgage Trust
4.433% due 02/25/2033 ~		9	8
4.670% due 01/25/2034 ~		346	359
5.020% due 01/25/2034 ~		15	14
5.033% due 04/25/2033 ~		27	28

Bear Stearns ALT-A Trust
4.201% due 09/25/2035 ^~		118	99

Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~		276	241
4.082% due 01/26/2036 ^~		430	384

Canadian Mortgage Pools
2.244% due 07/01/2020	CAD	6,291	4,758

Citigroup Commercial Mortgage Trust
3.308% due 07/15/2027 •		$500	500

Citigroup Mortgage Loan Trust
4.810% due 05/25/2035 •		129	132

Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~		1	1
3.044% due 03/25/2032 ~		69	68
5.329% due 06/25/2032 ~		7	7

GreenPoint Mortgage Funding Trust
2.558% due 11/25/2045 •		200	178

GSR Mortgage Loan Trust
2.368% due 01/25/2034 •		21	20
4.384% due 01/25/2036 ^~		41	42

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	4,400	5,422

Impac CMB Trust
2.778% due 10/25/2033 •		11	11

Lehman Mortgage Trust
2.338% due 08/25/2036 ^•		1,278	988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		$171	$168

Morgan Stanley Resecuritization Trust
2.765% due 01/26/2051 •		29	29

Prime Mortgage Trust
2.418% due 02/25/2034 •		45	43

Southern Pacific Financing PLC
0.952% due 06/10/2043 •	GBP	281	343

Structured Adjustable Rate Mortgage Loan Trust
4.396% due 09/25/2035 ~		$1,008	986

Structured Asset Mortgage Investments Trust
2.298% due 02/25/2036 ^•		263	255
2.307% due 07/19/2035 •		315	314
6.242% due 06/25/2029 ~		80	78

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	2,171	2,676

Trinity Square PLC
1.917% due 07/15/2051 •		1,390	1,715

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		$107	106
2.405% due 02/27/2034 •		268	268
3.646% due 11/25/2042 •		43	42
3.846% due 06/25/2042 •		112	111

Wells Fargo Mortgage-Backed Securities Trust
4.984% due 01/25/2035 ^~		93	97

Total Non-Agency Mortgage-Backed Securities (Cost $21,477)			20,841

ASSET-BACKED SECURITIES 7.8%

AFC Home Equity Loan Trust
2.568% due 06/25/2028 •		105	101

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.933% due 01/25/2035 •		1,189	1,194

Atrium Corp.
3.108% due 04/22/2027 •		4,600	4,593

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	800	872
3.382% due 10/03/2029 •		$500	500

Black Diamond CLO Ltd.
3.353% due 02/06/2026 •		1,514	1,515

BSPRT Issuer Ltd.
3.245% due 03/15/2028		1,700	1,702

CARDS Trust
3.047% due 04/17/2023		1,000	1,005

Catamaran CLO Ltd.
3.106% due 01/27/2028 •		1,600	1,595

Chase Funding Trust
2.758% due 10/25/2032 •		95	95

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •		520	414
2.178% due 12/25/2036 •		167	116
4.600% due 10/25/2037 þ		255	265

Citigroup Mortgage Loan Trust, Inc.
3.668% due 07/25/2037 •		1,100	1,130

Countrywide Asset-Backed Certificates
2.158% due 08/25/2037 ^•		400	379
2.218% due 06/25/2047 ^•		488	435
2.418% due 08/25/2034 •		891	887

Credit Acceptance Auto Loan Trust
3.550% due 08/15/2027		3,900	3,976

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		134	132

Crown Point CLO Ltd.
3.448% due 10/20/2028 •		1,200	1,202

Denali Capital CLO LLC
3.317% due 10/26/2027 •		600	599

Dryden Senior Loan Fund
3.203% due 10/15/2027 •		2,400	2,399

Figueroa CLO Ltd.
3.006% due 06/20/2027 •		2,418	2,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		$2,211	$2,214

GSAMP Trust
2.158% due 06/25/2036 •		385	380
3.668% due 10/25/2034 •		64	62

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		1,860	1,860

HSI Asset Securitization Corp. Trust
2.348% due 02/25/2036 •		1,169	1,123

Jamestown CLO Ltd.
2.993% due 07/15/2026 •		911	909

JMP Credit Advisors CLO Ltd.
3.153% due 01/17/2028 •		2,500	2,490

Jubilee CLO BV
0.367% due 12/15/2029 •	EUR	1,100	1,199

KVK CLO Ltd.
3.697% due 01/14/2028		$1,900	1,893

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •		49	49

Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •		3,500	3,472

Marathon CLO Ltd.
3.022% due 11/21/2027 •		1,500	1,494

Morgan Stanley ABS Capital, Inc. Trust
2.098% due 09/25/2036 •		35	19
2.148% due 10/25/2036 •		131	126

Navient Student Loan Trust
3.068% due 12/27/2066 •		2,678	2,690

Nelnet Student Loan Trust
2.868% due 02/25/2066 •		2,027	2,020

Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •		674	674

OneMain Direct Auto Receivables Trust
2.310% due 12/14/2021		706	706

Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •		484	486

Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •		161	153
2.288% due 04/25/2036 •		289	291

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	155	169
0.000% due 06/17/2024 •		1,194	1,302
2.589% due 12/15/2027 •		$1,363	1,364

Soundview Home Loan Trust
2.178% due 11/25/2036 •		82	81

Specialty Underwriting & Residential Finance Trust
2.993% due 12/25/2035 •		331	332

SpringCastle Funding Asset-Backed Notes
3.200% due 05/27/2036		2,717	2,748

Tralee CLO Ltd.
3.388% due 10/20/2028 •		2,900	2,894

Upstart Securitization Trust
3.887% due 08/20/2025		352	353
4.997% due 08/20/2025		1,200	1,213

Utah State Board of Regents
2.768% due 01/25/2057 •		1,479	1,480

Venture CLO Ltd.
3.428% due 10/22/2031 •		2,300	2,300

Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •		1,500	1,497

Total Asset-Backed Securities (Cost $67,322)			67,567

SOVEREIGN ISSUES 3.1%

Emirate of Abu Dhabi Government International Bond
2.500% due 10/11/2022		2,200	2,225

Export-Import Bank of Korea
1.927% due 02/24/2020 (g)	CAD	900	677

Japan Finance Organization for Municipalities
2.000% due 09/08/2020		$3,700	3,696
2.125% due 04/13/2021		1,800	1,804

Japan Government International Bond
0.100% due 03/10/2028 (d)	JPY	957,857	9,240

32	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oman Government International Bond
3.875% due 03/08/2022	$800	$799

Qatar Government International Bond
3.875% due 04/23/2023	2,600	2,753
4.500% due 01/20/2022	900	948

Saudi Government International Bond
2.375% due 10/26/2021	2,400	2,406
2.875% due 03/04/2023	2,100	2,136

Total Sovereign Issues (Cost $26,100)		26,684

	SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(a)	72,000	0

Total Convertible Preferred Securities (Cost $0)		0

SHORT-TERM INSTRUMENTS 4.6%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.635% (US0003M + 0.500%) due 09/24/2020 ~	2,800	2,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 1.7%

C.I.B.C.
1.828% due 10/28/2019 (c)	CAD	8,100	$6,106

Royal Bank Of Canada
1.815% due 10/25/2019 (c)		4,600	3,468

Toronto-Dominion Bank
1.815% due 10/25/2019 (c)		6,900	5,202

			14,776

REPURCHASE AGREEMENTS (h) 1.5%
			12,652

U.S. TREASURY BILLS 1.1%
1.914% due 10/22/2019 (b)(c)(j)(l)		$9,400	9,390

Total Short-Term Instruments (Cost $39,609)			39,625

Total Investments in Securities (Cost $655,547)			665,091

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 31.4%

SHORT-TERM INSTRUMENTS 31.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 31.4%

PIMCO Short Asset Portfolio	7,998,832	$79,613

PIMCO Short-Term Floating NAV Portfolio III	19,254,245	190,482

Total Short-Term Instruments (Cost $270,364)		270,095

Total Investments in Affiliates (Cost $270,364)		270,095

Total Investments 108.7% (Cost $925,911)		$935,186

Financial Derivative Instruments (i)(k) 1.2% (Cost or Premiums, net $(3,119))		9,933

Other Assets and Liabilities, net (9.9)%		(84,763)

Net Assets 100.0%		$860,356

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of Korea	1.927%	02/24/2020	02/16/2017	$ 688	$677	0.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$752	U.S. Treasury Notes 2.250% due 03/31/2021	$(771)	$752	$752
JPS	1.700	09/30/2019	10/01/2019	7,000	U.S. Treasury Notes 1.750% due 06/15/2022	(7,141)	7,000	7,000
SAL	2.500	09/30/2019	10/01/2019	4,900	U.S. Treasury Notes 2.250% due 03/31/2021	(5,000)	4,900	4,901

Total Repurchase Agreements						$(12,912)	$12,652	$12,653

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
Sovereign Issues (0.7)%
Canada Government Bond	2.750%	12/01/2048	CAD	6,500	$(6,134)	$(6,365)

Total Short Sales (0.7)%					$(6,134)	$(6,365)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$752	$0	$0	$0	$752	$(771)	$(19)
JPS	7,000	0	0	0	7,000	(7,141)	(141)
SAL	4,901	0	0	0	4,901	(5,000)	(99)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(6,365)	(6,365)	0	(6,365)

Total Borrowings and Other Financing Transactions	$12,653	$0	$0	$(6,365)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $56 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(539) at a weighted average interest rate of 0.337%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	335	$838	$120	$136

Total Purchased Options					$120	$136

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	335	$838	$(36)	$(29)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	335	838	(68)	(71)

Total Written Options					$(104)	$(100)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index December Futures	12/2019	1,252	$186,454	$(1,677)	$920	$0
U.S. Treasury 2-Year Note December Futures	12/2019	94	20,257	(40)	0	(3)
U.S. Treasury 5-Year Note December Futures	12/2019	196	23,353	(122)	0	(9)
U.S. Treasury 30-Year Bond December Futures	12/2019	43	6,979	(175)	0	(2)

				$(2,014)	$920	$(14)

34	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	14	$(10)	$4	$1	$0
Euro-Bund 10-Year Bond December Futures	12/2019	8	(1,519)	18	1	0
U.S. Treasury 10-Year Note December Futures	12/2019	191	(24,890)	283	15	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	75	(14,393)	215	0	(5)

				$520	$17	$(5)

Total Futures Contracts				$(1,494)	$937	$(19)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity									Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.218%	$600	$13	$(3)	$10	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.270	200	4	0	4	0	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.175	700	14	0	14	0	0

						$31	$(3)	$28	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches								Asset	Liability
CDX.IG-31 5-Year Index	(1.000)%	Quarterly	12/20/2023	$61,700	$(534)	$(824)	$(1,358)	$0	$(33)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	64,300	(1,363)	(12)	(1,375)	0	(39)

					$(1,897)	$(836)	$(2,733)	$0	$(72)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	2.750%	Semi-Annual	12/18/2048	CAD	7,100	$(129)	$1,239	$1,110	$0	$(8)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021	$	263,500	(1,591)	(6,329)	(7,920)	34	0
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023		64,800	0	3,739	3,739	0	(12)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		11,300	(202)	139	(63)	3	0
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		7,700	(36)	(280)	(316)	0	(1)
Receive	3-Month USD-LIBOR	2.540	Semi-Annual	03/23/2048		1,100	0	(209)	(209)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		700	80	(212)	(132)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		6,700	(16)	(847)	(863)	0	(9)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		400	(3)	(24)	(27)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		200	(3)	7	4	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		2,200	(13)	(5)	(18)	0	(3)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	970,000	(335)	(40)	(375)	16	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	7,900	0	(30)	(30)	0	(14)

							$(2,248)	$(2,852)	$(5,100)	$53	$(50)

Total Swap Agreements							$(4,114)	$(3,691)	$(7,805)	$53	$(122)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$136	$937	$53	$1,126	$ (100)	$ (19)	$ (122)	$ (241)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(j)

Securities with an aggregate market value of $10,968 and cash of $3,617 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$232	DKK	1,575	$0	$(2)
	10/2019		10,343	GBP	8,394	0	(22)
	11/2019	GBP	8,394		$10,357	22	0
	01/2020	DKK	1,575		234	2	0

BPS	12/2019	TWD	108,130		3,476	0	(28)

BRC	10/2019	CAD	8,184		6,176	0	(1)

CBK	10/2019	BRL	8,703		2,090	0	(5)
	10/2019	CAD	8,100		6,120	3	0
	10/2019	NZD	175		111	1	0
	10/2019		$2,124	BRL	8,703	0	(29)
	10/2019		1,275	CLP	915,004	0	(20)
	11/2019		1,271	COP	4,302,449	0	(38)

GLM	10/2019		6,224	CAD	8,254	6	0

HUS	10/2019	CAD	11,424		$8,592	0	(31)
	10/2019		$8,566	CAD	11,354	4	0
	11/2019	CAD	11,354		$8,570	0	(4)
	12/2019		$2,101	RUB	140,539	45	0

JPM	10/2019	BRL	8,703		$2,102	8	0
	10/2019	DKK	1,575		242	12	0
	10/2019		$2,090	BRL	8,704	5	0
	10/2019		7,464	EUR	6,836	0	(13)
	10/2019		173	TRY	995	2	0
	11/2019	CHF	5,141		$5,350	180	0
	11/2019	EUR	6,836		7,482	12	0
	11/2019		$2,098	BRL	8,704	0	(8)
	12/2019		1,275	IDR	18,264,375	1	0

MYI	11/2019		3,552	NOK	31,815	0	(52)

SCX	10/2019	EUR	6,836		$7,586	135	0
	12/2019	INR	8,735		120	0	(2)

SOG	10/2019	CAD	11,500		8,677	0	(7)
	10/2019	GBP	8,394		10,265	0	(56)

UAG	10/2019	JPY	109,700		1,019	5	0
	10/2019		$1,040	JPY	109,700	0	(25)
	11/2019		1,022		109,700	0	(5)

Total Forward Foreign Currency Contracts						$443	$(348)

36	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017%	07/02/2021	122,300	$467	$723
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	55,700	205	344
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	20,300	816	2

Total Purchased Options							$1,488	$1,069

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491%	07/02/2021	39,100	$(467)	$(1,133)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,800	(199)	(494)

Total Written Options							$(666)	$(1,627)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR 500	$93	$(72)	$21	$0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	300	57	(45)	12	0

							$150	$(117)	$33	$0

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
NGF	Saudi Arabia Government International Bond	1.000%	Quarterly	06/20/2023	0.543%	$8,400	$56	$85	$141	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$5,129	$(49)	$93	$44	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	540	2.390% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$3,245	$0	$(19)	$0	$(19)
	Receive	S&P 500 Total Return Index	3,336	2.331%(3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020	19,721	0	260	260	0

BPS	Receive	S&P 500 Total Return Index	916	2.192%(3-Month USD-LIBOR plus a specified spread)	Quarterly	11/19/2019	5,394	0	96	96	0
	Receive	S&P 500 Total Return Index	792	2.090%(3-Month USD-LIBOR less a specified spread)	Quarterly	11/20/2019	4,628	0	121	121	0
	Receive	S&P 500 Total Return Index	7,445	2.213% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019	43,912	0	749	749	0
	Receive	S&P 500 Total Return Index	1,193	2.145% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/09/2020	7,216	0	(54)	0	(54)
	Receive	S&P 500 Total Return Index	1,272	2.437% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	7,449	0	108	108	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	S&P 500 Total Return Index	4,249	2.284% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020	$24,366	$0	$1,098	$1,098	$0

CBK	Receive	S&P 500 Total Return Index	3,542	2.230% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020	21,424	0	(159)	0	(159)

FAR	Receive	S&P 500 Total Return Index	3,030	2.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	17,872	0	304	304	0
	Receive	S&P 500 Total Return Index	25,927	2.406% (3-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	145,398	0	5,772	5,772	0
	Receive	S&P 500 Total Return Index	25,927	2.302% (3-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	152,668	0	2,765	2,765	0

GST	Receive	S&P 500 Total Return Index	697	2.483% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	4,223	0	(57)	0	(57)
	Receive	S&P 500 Total Return Index	1,826	2.416% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	10,944	0	(16)	0	(16)
	Receive	S&P 500 Total Return Index	3,395	2.550% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/12/2020	20,399	0	(129)	0	(129)
	Receive	S&P 500 Total Return Index	1,826	2.548% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/15/2020	11,063	0	(151)	0	(151)

SOG	Receive	S&P 500 Total Return Index	25,902	2.533% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/12/2020	156,172	0	(1,395)	0	(1,395)

								$0	$9,293	$11,273	$(1,980)

Total Swap Agreements								$157	$9,354	$11,491	$(1,980)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$24	$0	$260	$284	$(24)	$0	$(19)	$(43)	$241	$(220)	$21
BPS	0	0	1,095	1,095	(28)	0	(54)	(82)	1,013	(674)	339
BRC	0	0	1,098	1,098	(1)	0	0	(1)	1,097	(1,020)	77
CBK	4	0	0	4	(92)	0	(159)	(251)	(247)	305	58
FAR	0	0	8,841	8,841	0	0	0	0	8,841	(7,240)	1,601
GLM	6	0	0	6	0	0	0	0	6	0	6
GST	0	0	0	0	0	0	(353)	(353)	(353)	0	(353)
HUS	49	0	12	61	(35)	0	0	(35)	26	0	26
JPM	220	0	0	220	(21)	0	0	(21)	199	0	199
MYC	0	1,069	44	1,113	0	(1,627)	0	(1,627)	(514)	301	(213)
MYI	0	0	0	0	(52)	0	0	(52)	(52)	0	(52)
NGF	0	0	141	141	0	0	0	0	141	0	141
SCX	135	0	0	135	(2)	0	0	(2)	133	0	133
SOG	0	0	0	0	(63)	0	(1,395)	(1,458)	(1,458)	2,235	777
UAG	5	0	0	5	(30)	0	0	(30)	(25)	0	(25)

Total Over the Counter	$443	$1,069	$11,491	$13,003	$(348)	$(1,627)	$(1,980)	$(3,955)

(l)

Securities with an aggregate market value of $3,108 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

38	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$136	$136
Futures	0	0	920	0	17	937
Swap Agreements	0	0	0	0	53	53

	$0	$0	$920	$0	$206	$1,126

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$443	$0	$443
Purchased Options	0	0	0	0	1,069	1,069
Swap Agreements	0	218	11,273	0	0	11,491

	$0	$218	$11,273	$443	$1,069	$13,003

	$0	$218	$12,193	$443	$1,275	$14,129

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$100	$100
Futures	0	0	0	0	19	19
Swap Agreements	0	72	0	0	50	122

	$0	$72	$0	$0	$169	$241

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$348	$0	$348
Written Options	0	0	0	0	1,627	1,627
Swap Agreements	0	0	1,980	0	0	1,980

	$0	$0	$1,980	$348	$1,627	$3,955

	$0	$72	$1,980	$348	$1,796	$4,196

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$37	$37
Written Options	0	0	0	0	28	28
Futures	0	0	8,848	0	1,373	10,221
Swap Agreements	0	(335)	0	0	(7,161)	(7,496)

	$0	$(335)	$8,848	$0	$(5,723)	$2,790

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,230	$0	$2,230
Written Options	0	0	0	29	(634)	(605)
Swap Agreements	0	25	29,794	0	0	29,819

	$0	$25	$29,794	$2,259	$(634)	$31,444

	$0	$(310)	$38,642	$2,259	$(6,357)	$34,234

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$16	$16
Written Options	0	0	0	0	4	4
Futures	0	0	(1,667)	0	(537)	(2,204)
Swap Agreements	0	(156)	0	0	(427)	(583)

	$0	$(156)	$(1,667)	$0	$(944)	$(2,767)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(973)	$0	$(973)
Purchased Options	0	0	0	0	293	293
Written Options	0	0	0	0	31	31
Swap Agreements	0	4	1,148	0	0	1,152

	$0	$4	$1,148	$(973)	$324	$503

	$0	$(152)	$(519)	$(973)	$(620)	$(2,264)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$154	$3,798	$3,952
Corporate Bonds & Notes
Banking & Finance	0	134,857	0	134,857
Industrials	0	93,745	0	93,745
Utilities	0	18,889	0	18,889
Municipal Bonds & Notes California	0	3,107	0	3,107
U.S. Government Agencies	0	180,072	0	180,072
U.S. Treasury Obligations	0	75,752	0	75,752
Non-Agency Mortgage-Backed Securities	0	20,841	0	20,841
Asset-Backed Securities	0	67,567	0	67,567
Sovereign Issues	0	26,684	0	26,684
Short-Term Instruments
Certificates of Deposit	0	2,807	0	2,807
Commercial Paper	0	14,776	0	14,776
Repurchase Agreements	0	12,652	0	12,652
U.S. Treasury Bills	0	9,390	0	9,390

	$0	$661,293	$3,798	$665,091

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$270,095	$0	$0	$270,095

Total Investments	$270,095	$661,293	$3,798	$935,186

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(6,365)	$0	$(6,365)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,073	53	0	1,126
Over the counter	0	13,003	0	13,003

	$1,073	$13,056	$0	$14,129

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(119)	(122)	0	(241)
Over the counter	0	(3,955)	0	(3,955)

	$(119)	$(4,077)	$0	$(4,196)

Total Financial Derivative Instruments	$954	$8,979	$0	$9,933

Totals	$271,049	$663,907	$3,798	$938,754

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

40	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,200	$1,199

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		871	877

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,600	2,599

Total Loan Participations and Assignments (Cost $4,666)			4,675

CORPORATE BONDS & NOTES 12.0%

BANKING & FINANCE 7.6%

Ally Financial, Inc.
4.125% due 02/13/2022		100	103
4.250% due 04/15/2021		100	103

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,200	1,279

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(h)(i)	EUR	2,200	2,446

Banco del Estado de Chile
4.125% due 10/07/2020		$1,800	1,829

Bank of Ireland
7.375% due 06/18/2020 •(h)(i)	EUR	400	454

Barclays Bank PLC
7.625% due 11/21/2022 (i)		$1,000	1,103
10.179% due 06/12/2021		2,800	3,132

Barclays PLC
3.200% due 08/10/2021		1,100	1,111
3.548% (US0003M + 1.380%) due 05/16/2024 ~		4,800	4,779
4.610% due 02/15/2023 •		3,100	3,222
4.972% due 05/16/2029 •		1,400	1,538
7.125% due 06/15/2025 •(h)(i)	GBP	1,700	2,219
8.000% due 12/15/2020 •(h)(i)	EUR	600	701
8.000% due 06/15/2024 •(h)(i)		$2,000	2,128

BOC Aviation Ltd.
3.500% due 01/31/2023		500	511

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		3,500	3,526
4.044% due 06/01/2024 •		1,000	1,057

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(h)(i)	EUR	1,400	1,574
6.625% due 06/29/2021 •(h)(i)		1,400	1,667
6.875% due 03/19/2020 (i)		2,600	2,925

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		$1,700	1,764
7.500% due 07/17/2023 •(h)(i)		1,600	1,711

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	631

Danske Bank A/S
3.192% (US0003M + 1.060%) due 09/12/2023 ~		1,400	1,373

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		5,000	4,819
4.250% due 10/14/2021		4,500	4,566

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,321

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$2,900	2,900
3.157% due 08/04/2020		1,500	1,504
3.311% (US0003M + 1.000%) due 01/09/2020 ~		2,100	2,100
3.550% due 10/07/2022		1,000	1,001

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		2,100	2,116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.419% (US0003M + 1.160%) due 04/23/2020 ~		$1,300	$1,306

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,602
3.000% due 05/29/2030 •	GBP	2,700	3,520
3.124% (US0003M + 1.000%) due 05/18/2024 ~		$600	603
3.400% due 03/08/2021		700	711
4.292% due 09/12/2026 •		1,300	1,396
4.300% due 03/08/2026		600	650
4.750% due 07/04/2029 •(h)(i)	EUR	2,200	2,546
5.875% due 09/28/2026 •(h)(i)	GBP	1,600	2,083
6.500% due 03/23/2028 •(h)(i)		$1,100	1,152

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		3,800	3,813
3.149% (US0003M + 0.890%) due 07/23/2024 ~		3,100	3,113
3.797% due 07/23/2024 •		1,200	1,267
5.736% (US0003M + 3.470%) due 10/30/2019 ~(h)		1,800	1,811

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		500	502
2.959% (US0003M + 0.800%) due 06/21/2021 ~		2,300	2,306
4.050% due 08/16/2023		2,600	2,734
4.550% due 08/16/2028		2,500	2,754
7.500% due 09/27/2025 •(h)(i)		900	960

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,800	2,824

Morgan Stanley
3.683% (US0003M + 1.400%) due 10/24/2023 ~		400	407
3.875% due 04/29/2024		600	639

Navient Corp.
8.000% due 03/25/2020		300	307

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,000	1,006
2.953% (US0003M + 0.650%) due 07/13/2022 ~		1,700	1,696

Royal Bank of Scotland Group PLC
2.000% due 03/04/2025 •	EUR	1,000	1,145
3.656% (US0003M + 1.550%) due 06/25/2024 ~		$2,400	2,406
4.519% due 06/25/2024 •		1,500	1,578
4.892% due 05/18/2029 •		3,500	3,854
5.076% due 01/27/2030 •		1,500	1,680
7.500% due 08/10/2020 •(h)(i)		800	819
8.625% due 08/15/2021 •(h)(i)		500	537

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,400	2,573

Santander UK PLC
2.875% due 06/18/2024		4,200	4,267

SL Green Realty Corp.
4.500% due 12/01/2022		3,100	3,265

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		400	404

Springleaf Finance Corp.
6.125% due 03/15/2024		700	755

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		4,000	4,023

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	480	659

UBS AG
4.750% due 02/12/2026 •(i)		3,700	4,278
5.125% due 05/15/2024 (i)		$3,300	3,560

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		400	404
3.108% (US0003M + 0.950%) due 08/15/2023 ~		2,200	2,212
4.125% due 09/24/2025		500	541

UniCredit SpA
6.572% due 01/14/2022		1,900	2,039
7.830% due 12/04/2023		4,050	4,752

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
5.889% (US0003M + 3.770%) due 12/15/2019 ~(h)		$1,021	$1,035

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,500	4,123

			155,830

INDUSTRIALS 3.0%

Allergan Funding SCS
3.450% due 03/15/2022		$1,500	1,538

Allergan Sales LLC
4.875% due 02/15/2021		233	240

BAT Capital Corp.
2.764% due 08/15/2022		700	707
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		600	625

Charter Communications Operating LLC
3.579% due 07/23/2020		1,700	1,715
3.903% (US0003M + 1.650%) due 02/01/2024 ~		4,600	4,718
4.464% due 07/23/2022		500	527
4.908% due 07/23/2025		2,300	2,530

CSN Resources S.A.
7.625% due 02/13/2023		300	314

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,550	2,564
3.400% due 02/22/2022		2,500	2,558
3.750% due 11/05/2021		200	206

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		3,500	3,516

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,302

GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		2,500	2,507

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		1,700	1,725

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		3,800	3,847

Imperial Brands Finance PLC
2.950% due 07/21/2020		1,900	1,907
3.125% due 07/26/2024		5,600	5,618
3.500% due 07/26/2026		200	200

INEOS Finance PLC
2.125% due 11/15/2025	EUR	2,000	2,129

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		$1,700	1,701

Micron Technology, Inc.
4.185% due 02/15/2027		2,000	2,060
5.327% due 02/06/2029		1,700	1,871

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,400	1,622

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~		$3,100	3,121

Reynolds American, Inc.
4.000% due 06/12/2022		100	104

Sands China Ltd.
5.125% due 08/08/2025		2,900	3,191
5.400% due 08/08/2028		2,200	2,484

SASOL Financing USA LLC
5.875% due 03/27/2024		500	541

Tesco PLC
6.125% due 02/24/2022	GBP	100	137

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		$300	300

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.650% due 08/16/2023	$1,600	$1,694
3.950% due 08/16/2025	400	438

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	1,700	1,786

		62,295

UTILITIES 1.4%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	5,600	5,629
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,200	4,238
3.312% (US0003M + 1.180%) due 06/12/2024 ~	3,700	3,770

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	1,800	1,808

FirstEnergy Corp.
2.850% due 07/15/2022	800	812

Petrobras Global Finance BV
5.093% due 01/15/2030	1,942	2,028

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	2,500	2,493

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	2,700	2,700

Sprint Communications, Inc.
6.000% due 11/15/2022	1,300	1,385

Sprint Corp.
7.250% due 09/15/2021	2,100	2,246

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,600	1,626

		28,735

Total Corporate Bonds & Notes (Cost $241,461)		246,860

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.0%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	169

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	133

		302

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	300	422

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	477
7.750% due 01/01/2042	102	117

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	266

		1,282

NEVADA 0.0%

Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	164

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$490	$508

Total Municipal Bonds & Notes (Cost $2,768)		3,527

U.S. GOVERNMENT AGENCIES 29.5%

Fannie Mae
2.205% due 12/25/2036 •	15	14
2.310% due 08/01/2022	100	101
2.368% due 07/25/2037 •	19	19
2.398% due 07/25/2037 •	33	33
2.418% due 09/25/2035 •	75	75
2.428% due 09/25/2035 •	141	141
2.495% due 03/25/2044 •	70	70
2.738% due 06/25/2037 •	205	209
2.768% due 01/25/2040 •	549	558
2.960% due 05/01/2022	3,678	3,775
3.155% due 05/01/2022	772	793
3.486% due 05/01/2036 •	1	1
3.683% due 07/01/2044 •	12	12
3.750% due 07/25/2042	5,453	6,250
4.225% due 12/01/2036 •	4	4
4.361% due 09/01/2033 •	18	19
4.393% due 05/25/2035	6	6
4.516% due 08/01/2033 •	9	9
4.785% due 01/01/2036 •	15	16
5.000% due 04/25/2033	2	2
5.064% due 09/01/2034 •	2	2
5.285% due 06/01/2033 •	105	111

Fannie Mae UMBS
3.500% due 12/01/2047 - 08/01/2048	72,235	74,731
4.000% due 10/01/2047	18,650	19,559
5.500% due 03/01/2034 - 07/01/2035	102	115
6.000% due 08/01/2036 - 02/01/2038	105	122
6.500% due 10/01/2035 - 10/01/2036	153	171

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	10,400	10,344
3.000% due 11/01/2049	39,500	40,080
3.500% due 11/01/2049	59,900	61,471
4.000% due 10/01/2049 - 11/01/2049	309,600	321,423
4.500% due 11/01/2049	33,800	35,619

FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	63	63

Freddie Mac
2.598% due 06/15/2041 •	88	89
2.728% due 08/15/2037 •	126	128
2.738% due 10/15/2037 •	24	24
2.748% due 05/15/2037 - 09/15/2037 •	149	151
3.492% due 02/25/2045 •	13	13
4.000% due 11/01/2047 - 05/01/2049	18,395	19,203
4.500% due 03/01/2029	36	38
4.980% due 03/01/2034 •	51	54
5.500% due 08/15/2030 - 07/01/2038	28	31

Ginnie Mae
3.500% due 11/20/2044 •	2,896	2,952
4.000% due 03/20/2027 •	1	1
5.000% due 04/15/2036 - 09/15/2039	1,343	1,510

Ginnie Mae, TBA
5.000% due 10/01/2049 - 11/01/2049	6,000	6,320

Small Business Administration
5.520% due 06/01/2024	58	61

Total U.S. Government Agencies (Cost $601,696)		606,493

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 30.1%

U.S. Treasury Bonds
3.000% due 08/15/2048		$600	$714
3.000% due 02/15/2049		22,200	26,496
4.375% due 05/15/2040		8,200	11,544
4.625% due 02/15/2040 (n)		5,900	8,548

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022 (l)		52,256	51,786
0.125% due 04/15/2022 (l)		59,815	59,241
0.375% due 07/15/2027		4,720	4,802
0.625% due 01/15/2026		3,088	3,170
0.625% due 02/15/2043		893	917
1.000% due 02/15/2046		5,522	6,168
1.000% due 02/15/2048		20,288	22,821
1.000% due 02/15/2049		31,660	35,867
1.375% due 02/15/2044		5,504	6,609
1.750% due 01/15/2028		1,225	1,379
2.375% due 01/15/2027		3,435	3,973

U.S. Treasury Notes
1.625% due 02/15/2026 (n)		4,000	4,003
1.750% due 05/15/2023 (l)		2,140	2,153
2.125% due 09/30/2021 (l)		2,200	2,221
2.250% due 12/31/2023 (l)(n)		6,300	6,476
2.375% due 05/15/2029		67,500	71,711
2.625% due 12/31/2025 (n)		15,300	16,220
2.625% due 02/15/2029		170,000	184,068
2.750% due 02/15/2024 (l)(n)		4,700	4,935
3.000% due 09/30/2025		38,100	41,129
3.000% due 10/31/2025 (n)		38,100	41,168

Total U.S. Treasury Obligations (Cost $587,618)			618,119

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •		30	30

Banc of America Funding Trust
4.647% due 01/20/2047 ^~		74	72
4.808% due 05/25/2035 ~		34	35

Bear Stearns Adjustable Rate Mortgage Trust
4.670% due 01/25/2034 ~		24	25
5.020% due 01/25/2034 ~		1	1

Bear Stearns ALT-A Trust
2.358% due 08/25/2036 ^•		1,685	1,898
4.201% due 09/25/2035 ^~		43	36
4.496% due 05/25/2035 ~		190	193

ChaseFlex Trust
2.318% due 07/25/2037 •		460	410

Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 06/25/2033 þ		2	2

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •		11	11

Countrywide Alternative Loan Trust
2.138% due 06/25/2036 •		2,187	2,094
2.198% due 05/25/2047 •		245	235
2.254% due 03/20/2046 •		4,437	4,147
2.274% due 05/20/2046 ^•		101	86
4.006% due 08/25/2035 •		7,053	7,001
6.000% due 10/25/2033		10	10
6.000% due 12/25/2034		4,375	4,279
6.000% due 12/25/2035 ^		3,200	3,092

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•		23	20
4.244% due 02/20/2035 ~		66	67

Credit Suisse Mortgage Capital Certificates
3.557% due 02/27/2037 ~		58	58

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.518% due 02/25/2035 •		293	282

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		35	29

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	171	172

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •		$2,173	1,902

42	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
3.916% due 06/25/2034 ~		$39	$39
4.281% due 11/25/2035 ^~		141	134
4.287% due 11/25/2035 ~		33	34
6.000% due 03/25/2037 ^		28	24

HarborView Mortgage Loan Trust
2.497% due 05/19/2035 •		1,123	1,094

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	10,600	13,063

Impac CMB Trust
3.018% due 07/25/2033 •		$12	12

IndyMac Mortgage Loan Trust
2.208% due 09/25/2046 •		308	296
2.638% due 06/25/2034 •		105	106

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		2,300	2,306

JPMorgan Mortgage Trust
4.222% due 11/25/2035 ^~		88	83
4.627% due 07/25/2035 ~		581	595
4.702% due 08/25/2034 ~		438	459
5.750% due 01/25/2036 ^		31	25

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		2,484	2,492

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		50	49
2.268% due 11/25/2035 •		23	22
3.531% (US0006M + 1.500%) due 12/25/2032 ~		1	1
4.448% due 02/25/2035 ~		538	548

Prime Mortgage Trust
2.418% due 02/25/2034 •		6	6

Residential Accredit Loans, Inc. Trust
2.188% due 01/25/2037 •		2,266	2,145
2.203% due 08/25/2036 •		629	600
3.390% due 10/25/2037 ~		2,217	2,097

Structured Adjustable Rate Mortgage Loan Trust
4.159% due 08/25/2035 ~		48	50

Structured Asset Mortgage Investments Trust
2.307% due 07/19/2035 •		250	249

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		394	368

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,908	6,049

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		$23	23
2.388% due 05/25/2034 •		1,996	1,815
2.405% due 02/27/2034 •		24	24
3.446% due 02/25/2046 •		101	104
3.646% due 11/25/2042 •		14	14
3.814% due 07/25/2037 ^~		8,651	8,128
3.846% due 08/25/2042 •		9	9

Washington Mutual Mortgage Pass-Through Certificates Trust
3.276% due 11/25/2046 •		8,028	7,578

Wells Fargo Mortgage-Backed Securities Trust
4.984% due 01/25/2035 ~		34	35
4.991% due 03/25/2036 ~		50	52

Total Non-Agency Mortgage-Backed Securities (Cost $71,647)			76,915

ASSET-BACKED SECURITIES 9.7%

ACE Securities Corp. Home Equity Loan Trust
2.148% due 12/25/2036 •		5,905	3,774
2.918% due 09/25/2033 •		1,253	1,262

Allegro CLO Ltd.
3.486% due 01/30/2026 •		333	333

Argent Securities Trust
2.288% due 05/25/2036 •		6,523	2,566

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.398% due 02/25/2036 •		1,408	1,176

Asset-Backed Securities Corp. Home Equity Loan Trust
2.828% due 06/25/2034 •		4,618	4,564
2.978% due 07/25/2035 •		300	302

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Financial Asset Trust
2.927% due 03/25/2037 •		$639	$610

Bear Stearns Asset-Backed Securities Trust
2.968% due 10/25/2037 •		2,547	2,512
3.477% due 10/25/2036 ~		268	184

CIFC Funding Ltd.
3.136% due 10/25/2027 •		2,200	2,196

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		2,633	2,669

Citigroup Mortgage Loan Trust
2.278% due 03/25/2036 •		7,300	7,025

Citigroup Mortgage Loan Trust, Inc.
2.278% due 03/25/2037 •		1,300	1,203

Countrywide Asset-Backed Certificates
2.148% due 12/25/2036 ^•		2,012	1,897
2.158% due 05/25/2037 •		3,916	3,765
2.158% due 07/25/2037 ^•		5,434	4,990
2.158% due 06/25/2047 ^•		1,125	1,007
2.168% due 04/25/2047 ^•		310	300
2.218% due 08/25/2036 •		2,762	2,755
2.218% due 02/25/2037 •		1,134	1,040
2.268% due 02/25/2036 •		960	910
2.268% due 06/25/2047 •		1,600	1,522
2.278% due 12/25/2036 ^•		5,200	5,090

Countrywide Asset-Backed Certificates Trust
2.168% due 02/25/2037 •		49	49
2.178% due 03/25/2037 •		304	302

Credit Suisse First Boston Mortgage Securities Corp.
2.638% due 01/25/2032 •		7	7

Credit-Based Asset Servicing & Securitization Trust
2.268% due 07/25/2036 •		2,000	1,949

ECMC Group Student Loan Trust
3.018% due 07/25/2069 •		2,732	2,729

Euro-Galaxy CLO BV
0.820% due 11/10/2030 •	EUR	1,300	1,416

First NLC Trust
2.508% due 02/25/2036 •		$14,622	10,120

Fremont Home Loan Trust
2.078% due 01/25/2037 •		8	5

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023		5,287	5,294

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		451	451

HSI Asset Securitization Corp. Trust
2.295% due 12/25/2036 •		9,659	8,739

Jamestown CLO Ltd.
3.173% due 01/15/2028 •		5,600	5,603

JPMorgan Mortgage Acquisition Trust
2.153% due 07/25/2036 •		1,542	1,244
2.228% due 03/25/2037 •		1,081	1,083
2.288% due 08/25/2036 •		1,100	1,014
2.318% due 03/25/2037 •		5,503	5,102

Long Beach Mortgage Loan Trust
2.578% due 10/25/2034 •		12	12
2.778% due 08/25/2045 •		3,768	3,800

MASTR Asset-Backed Securities Trust
2.118% due 11/25/2036 •		10,441	7,276

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 02/25/2037 •		3,540	3,242
2.168% due 06/25/2036 •		2,113	1,484
2.198% due 02/25/2037 •		1,705	787
2.233% due 03/25/2037 •		10,727	5,411
2.248% due 09/25/2036 •		928	530
2.948% due 07/25/2035 •		4,500	4,513

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •		763	764

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		172	172

OHA Credit Partners Ltd.
3.288% due 10/20/2025		197	197

Ozlme BV
0.820% due 01/18/2030 •	EUR	2,500	2,725

RAAC Trust
2.498% due 03/25/2037 •		$348	349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
2.458% due 12/25/2035 •		$10,019	$9,784
2.488% due 11/25/2035 •		13,000	12,691

Saxon Asset Securities Trust
2.468% due 11/25/2037 •		3,580	3,505

Securitized Asset-Backed Receivables LLC Trust
2.108% due 05/25/2037 •		14,225	9,439
2.268% due 05/25/2036 •		3,353	2,158

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		10	10

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	46	50

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		$3,200	3,198

Soundview Home Loan Trust
2.858% due 08/25/2035 ^•		2,989	2,791
3.098% due 07/25/2035 •		3,290	3,223

Structured Asset Investment Loan Trust
2.168% due 09/25/2036 •		1,146	1,118

Structured Asset Securities Corp. Mortgage Loan Trust
2.338% due 05/25/2037 •		235	234
2.358% due 02/25/2036 •		1,263	1,267
3.140% due 04/25/2031		4,830	4,759

Telos CLO Ltd.
3.253% due 04/17/2028 •		2,700	2,695

TICP CLO Ltd.
3.118% due 04/20/2028 •		1,800	1,800

Venture CLO Ltd.
3.123% due 04/15/2027 •		9,350	9,339

Total Asset-Backed Securities (Cost $184,183)			198,082

SOVEREIGN ISSUES 3.3%

Argentina Government International Bond
3.750% due 12/31/2038 þ		9,150	3,671
5.875% due 01/11/2028		4,300	1,758
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	4,863	36
79.499% (ARLLMONP) due 06/21/2020 ~(a)		91,613	691

Brazil Government International Bond
5.625% due 02/21/2047		$2,300	2,580

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	17,818	5,669
6.000% due 05/15/2055		13,606	4,878

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,200	2,252

Israel Government International Bond
4.125% due 01/17/2048		700	824

Japan Government International Bond
0.100% due 03/10/2028 (g)	JPY	4,345,644	41,919

Qatar Government International Bond
5.250% due 01/20/2020		$1,600	1,615

Saudi Government International Bond
4.000% due 04/17/2025		1,500	1,609
5.000% due 04/17/2049		800	965

Total Sovereign Issues (Cost $74,827)			68,467

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(c)		40,000	0

Total Convertible Preferred Securities (Cost $0)			0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%
CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$2,500	$2,506

COMMERCIAL PAPER 0.7%

C.I.B.C.
1.828% due 10/28/2019 (f)	CAD	19,300	14,548

REPURCHASE AGREEMENTS (j) 0.1%
			2,328

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.0%
54.735% due 02/26/2020 - 05/13/2020 (d)(e)	ARS	6,460	$66

U.S. TREASURY BILLS 0.1%
1.927% due 10/22/2019 - 12/26/2019 (d)(e)(n)		$1,391	1,388

Total Short-Term Instruments (Cost $20,883)			20,836

Total Investments in Securities (Cost $1,789,749)			1,843,974

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 33.3%

SHORT-TERM INSTRUMENTS 33.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 33.3%

PIMCO Short Asset Portfolio	24,670,841	$245,549

PIMCO Short-Term Floating NAV Portfolio III	44,251,918	437,784

Total Short-Term Instruments (Cost $684,350)		683,333

Total Investments in Affiliates (Cost $684,350)		683,333

Total Investments 123.1% (Cost $2,474,099)		$2,527,307

Financial Derivative Instruments (k)(m) 0.6% (Cost or Premiums, net $6,955)		13,318

Other Assets and Liabilities, net (23.7)%		(487,282)

Net Assets 100.0%		$2,053,343

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.100%	09/26/2019	10/01/2019	$1,868	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,876)	$1,868	$1,869
FICC	1.500	09/30/2019	10/01/2019	460	U.S. Treasury Notes 2.250% due 03/31/2021	(474)	460	460

Total Repurchase Agreements						$(2,350)	$2,328	$2,329

44	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049		$6,000	$(6,424)	$(6,433)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028		1,700	(1,860)	(1,876)

Sovereign Issues (0.7)%
Canada Government Bond	2.750	12/01/2048	CAD	15,500	(15,457)	(15,170)

Total Short Sales (1.1)%					$(23,741)	$(23,479)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,869	$0	$0	$0	$1,869	$(1,876)	$(7)
FICC	460	0	0	0	460	(474)	(14)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(1,876)	(1,876)	0	(1,876)
TDM	0	0	0	(15,170)	(15,170)	(280)	(15,450)

Total Borrowings and Other Financing Transactions	$2,329	$0	$0	$(17,046)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $132 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(29,792) at a weighted average interest rate of 1.917%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	2,001	$5,003	$719	$813

Total Purchased Options					$719	$813

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	2,001	$5,003	$(215)	$(175)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	2,001	5,003	(407)	(425)

					$(622)	$(600)

Total Written Options					$(622)	$(600)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts		Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
E-mini S&P 500 Index December Futures	12/2019	2,938	$	437,542	$(3,934)	$2,159	$0
Euro-Bund 10-Year Bond December Futures	12/2019	84		15,954	(23)	4	(10)
U.S. Treasury 10-Year Note December Futures	12/2019	965		125,752	(1,332)	0	(76)

					$(5,289)	$2,163	$(86)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	84	$	(61)	$26	$7	$0
U.S. Treasury 2-Year Note December Futures	12/2019	801		(172,616)	400	25	0
U.S. Treasury 5-Year Note December Futures	12/2019	433		(51,591)	277	20	0
U.S. Treasury 30-Year Bond December Futures	12/2019	722		(117,190)	1,574	23	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	247		(47,401)	1,074	0	(15)

					$3,351	$75	$(15)

Total Futures Contracts					$(1,938)	$2,238	$(101)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)		Market Value(6)	Variation Margin
												Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.434%	$	800		$(9)		$(3)	$ (12)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)		Market Value(6)	Variation Margin
											Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	0.921%	EUR	4,300	$29		$(10)	$19	$0		$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$	28,300	$(599)	$(6)	$(605)	$0	$(18)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.IG-23 5-Year Index	1.000%	Quarterly	12/20/2019	$	397	$6	$(5)	$1	$0	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		37,400	758	(12)	746	30	0

						$764	$(17)	$747	$30	$0

46	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	95,500	$(12)	$(3,542)	$(3,554)	$40	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	16,700	(182)	2,794	2,612	0	(18)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/20/2019	$	205,200	(399)	(530)	(929)	1	0
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,400	153	1,927	2,080	2	0
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		18,200	(1,035)	144	(891)	4	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		169,000	(17)	(14,376)	(14,393)	19	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		52,700	0	(4,505)	(4,505)	6	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		81,200	4,958	(7,538)	(2,580)	28	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,400	2	(76)	(74)	0	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		70,200	(153)	(2,229)	(2,382)	3	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		151,500	2,457	28	2,485	0	(37)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		50,400	639	(1,639)	(1,000)	13	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		23,000	(364)	(1,504)	(1,868)	12	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	01/31/2028		44,400	2	(3,366)	(3,364)	2	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		73,000	(214)	(191)	(405)	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		1,600	183	(485)	(302)	0	(2)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		900	(6)	(56)	(62)	0	(1)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		500	(7)	18	11	0	(1)
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,600	(27)	(11)	(38)	0	(6)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		2,500	(9)	63	54	0	(4)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	03/12/2050		10,800	(5)	(1,386)	(1,391)	0	(14)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	4,180,000	(1,446)	(170)	(1,616)	69	0
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	9,200	80	41	121	6	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		3,050	(4)	(355)	(359)	0	(5)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,050	8	961	969	15	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	26,700	0	(100)	(100)	0	(48)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	23,300	(3)	(655)	(658)	25	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,200	0	(44)	(44)	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	180	(329)	(149)	18	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,200	0	(36)	(36)	5	0

							$4,779	$(37,147)	$(32,368)	$289	$(136)

Total Swap Agreements							$4,964	$(37,183)	$(32,219)	$319	$(155)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$813	$2,238	$319	$3,370		$(600)	$(101)	$(155)	$(856)

(l)

Securities with an aggregate market value of $45,602 and cash of $2, 790 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	244		$12	$0	$0
	10/2019		$28,551	GBP	23,171	0	(61)
	10/2019		9,581	ZAR	135,482	0	(641)
	11/2019	GBP	23,171		$28,589	61	0
	01/2020		$12	MXN	244	0	0

BPS	10/2019	EUR	3,271		$3,604	39	0
	10/2019		$12,583	CAD	16,750	60	0
	10/2019		1,359	EUR	1,240	0	(7)
	12/2019	TWD	278,512		$8,954	0	(72)

BRC	10/2019	CAD	3,020		2,279	0	(1)
	10/2019		$48,865	EUR	44,691	0	(154)
	10/2019		12	MXN	244	0	0
	11/2019	EUR	44,691		$48,984	152	0
	12/2019		$19,509	SGD	26,937	0	(2)

CBK	10/2019	CAD	20,105		$15,195	13	0
	10/2019	GBP	22,976		28,039	0	(211)
	10/2019		$12	MXN	244	0	0
	10/2019		768	ZAR	10,963	0	(45)
	11/2019		10,320	COP	34,928,505	0	(308)

GLM	10/2019	MXN	244		$12	0	0
	10/2019		$2,108	CAD	2,796	2	0
	10/2019		1,065	EUR	974	0	(3)

HUS	10/2019	AUD	1,552		$1,048	1	0
	10/2019	CAD	31,370		23,594	0	(85)
	10/2019		$24,963	CAD	33,089	13	0
	11/2019	CAD	33,089		$24,976	0	(13)
	11/2019	TWD	337,641		10,785	0	(133)
	11/2019		$38,196	CNH	258,795	0	(1,987)
	12/2019	HKD	1,209		$154	0	0
	01/2021	BRL	1,770		273	0	(139)

JPM	10/2019		46,881		11,258	0	(26)
	10/2019	GBP	195		241	1	0
	10/2019		$6,336	ARS	407,157	70	0
	10/2019		11,328	BRL	46,882	0	(45)
	11/2019	CNH	39,557		$5,655	120	0
	11/2019	TWD	244,834		7,816	0	(101)

MYI	10/2019	CAD	17,440		$13,218	54	0
	10/2019	CHF	30,965		31,633	608	0
	11/2019		$21,212	NOK	190,005	0	(312)
	11/2019		6,419	TWD	201,602	100	0
	12/2019	SGD	27,005		$19,463	0	(93)

NGF	11/2019	CNH	111,324		15,908	332	0

SCX	10/2019	BRL	46,881		11,328	45	0
	10/2019	EUR	43,634		48,423	864	0
	10/2019		$11,258	BRL	46,882	26	0
	11/2019	CNH	107,914		$15,415	316	0
	11/2019		$11,307	BRL	46,882	0	(49)
	12/2019		9,818	IDR	142,669,690	147	0

SOG	10/2019		9,744	RUB	627,406	0	(87)

UAG	10/2019	JPY	2,104,670		$19,556	91	0
	10/2019		$31,158	CHF	30,965	0	(132)
	10/2019		19,950	JPY	2,104,670	0	(484)
	11/2019	CHF	30,965		$31,246	132	0
	11/2019		$19,600	JPY	2,104,670	0	(92)
	03/2020	CNH	183		$26	0	0

Total Forward Foreign Currency Contracts						$3,247	$(5,283)

48	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	335,900	$1,234	$2,072
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	736,800	2,898	4,515
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	184,200	1,473	6,201
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	190,700	1,119	4,800
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	39,800	1,600	4

							$8,324	$17,592

Total Purchased Options							$8,324	$17,592

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	8,339	$(45)	$(2)
	Call - OTC USD versus BRL		4.171	10/11/2019	8,339	(45)	(65)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	8,339	(32)	(10)
	Call - OTC USD versus RUB		66.376	10/14/2019	8,339	(32)	(13)

						$(154)	$(90)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	97,200	$(1,473)	$(7,318)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	100,700	(1,119)	(5,923)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	107,400	(1,200)	(2,981)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	235,800	(2,898)	(6,983)

							$(6,690)	$(23,205)

Total Written Options							$(6,844)	$(23,295)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR 1,385	$254	$(198)	$56	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	320	59	(46)	13	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904	1,050	200	(157)	43	0

							$513	$(401)	$112	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$465	$(96)	$63	$0	$(33)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR 27,400	$(3)	$27	$24	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	S&P 500 Total Return Index	5,040	2.390% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$30,283	$0	$(180)	$0	$(180)
	Receive	S&P 500 Total Return Index	8,546	2.331%(3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020	50,521	0	665	665	0

BPS	Receive	S&P 500 Total Return Index	9,123	2.192%(3-Month USD-LIBOR plus a specified spread)	Quarterly	11/19/2019	53,725	0	958	958	0
	Receive	S&P 500 Total Return Index	1,761	2.090%(3-Month USD-LIBOR less a specified spread)	Quarterly	11/20/2019	10,289	0	268	268	0
	Receive	S&P 500 Total Return Index	16,543	2.213% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019	97,574	0	1,664	1,664	0
	Receive	S&P 500 Total Return Index	6,274	2.145% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/09/2020	37,949	0	(281)	0	(281)
	Receive	S&P 500 Total Return Index	6,837	2.437% (3-Month USD-LIBOR plus a specified spread)	Maturity	10/14/2020	40,038	0	582	582	0

BRC	Receive	S&P 500 Total Return Index	9,440	2.284% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020	54,134	0	2,440	2,440	0

CBK	Receive	S&P 500 Total Return Index	7,869	2.230% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020	47,597	0	(354)	0	(354)

FAR	Receive	S&P 500 Total Return Index	7,760	2.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019	45,770	0	778	778	0
	Receive	S&P 500 Total Return Index	50,419	2.406% (3-Month USD-LIBOR plus a specified spread)	Maturity	02/20/2020	282,749	0	11,224	11,224	0
	Receive	S&P 500 Total Return Index	50,419	2.302%(3-Month USD-LIBOR plus a specified spread)	Maturity	09/23/2020	296,886	0	5,378	5,378	0

GST	Receive	S&P 500 Total Return Index	1,549	2.483% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019	9,385	0	(127)	0	(127)
	Receive	S&P 500 Total Return Index	4,676	2.416% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	28,024	0	(41)	0	(41)
	Receive	S&P 500 Total Return Index	8,696	2.550% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/12/2020	52,251	0	(331)	0	(331)
	Receive	S&P 500 Total Return Index	4,676	2.548% (3-Month USD-LIBOR plus a specified spread)	Quarterly	07/15/2020	28,331	0	(387)	0	(387)

SOG	Receive	S&P 500 Total Return Index	70,894	2.533% (3-Month USD-LIBOR plus a specified spread)	Maturity	08/12/2020	427,443	0	(3,816)	0	(3,816)

								$0	$18,440	$23,957	$(5,517)

Total Swap Agreements								$414	$18,129	$24,093	$(5,550)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$61	$0	$665	$726	$(702)	$(67)	$(213)	$(982)	$(256)	$0	$(256)
BPS	99	0	3,528	3,627	(79)	0	(281)	(360)	3,267	(2,080)	1,187
BRC	152	0	2,440	2,592	(157)	0	0	(157)	2,435	(2,190)	245
CBK	13	0	13	26	(564)	(23)	(354)	(941)	(915)	1,200	285
FAR	0	0	17,380	17,380	0	0	0	0	17,380	(14,200)	3,180
GLM	2	0	24	26	(3)	0	0	(3)	23	(30)	(7)
GST	0	0	0	0	0	0	(886)	(886)	(886)	612	(274)
HUS	14	0	43	57	(2,357)	0	0	(2,357)	(2,300)	2,319	19
JPM	191	0	0	191	(172)	0	0	(172)	19	0	19
MYC	0	17,592	0	17,592	0	(23,205)	0	(23,205)	(5,613)	4,442	(1,171)
MYI	762	0	0	762	(405)	0	0	(405)	357	(160)	197
NGF	332	0	0	332	0	0	0	0	332	(390)	(58)
SCX	1,398	0	0	1,398	(49)	0	0	(49)	1,349	(1,100)	249
SOG	0	0	0	0	(87)	0	(3,816)	(3,903)	(3,903)	6,146	2,243
UAG	223	0	0	223	(708)	0	0	(708)	(485)	273	(212)

Total Over the Counter	$3,247	$17,592	$24,093	$44,932	$(5,283)	$(23,295)	$(5,550)	$(34,128)

50	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(n)

Securities with an aggregate market value of $16,307 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$813	$813
Futures	0	0	2,159	0	79	2,238
Swap Agreements	0	30	0	0	289	319

	$0	$30	$2,159	$0	$1,181	$3,370

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,247	$0	$3,247
Purchased Options	0	0	0	0	17,592	17,592
Swap Agreements	0	112	23,957	0	24	24,093

	$0	$112	$23,957	$3,247	$17,616	$44,932

	$0	$142	$26,116	$3,247	$18,797	$48,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$600	$600
Futures	0	0	0	0	101	101
Swap Agreements	0	19	0	0	136	155

	$0	$19	$0	$0	$837	$856

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,283	$0	$5,283
Written Options	0	0	0	90	23,205	23,295
Swap Agreements	0	33	5,517	0	0	5,550

	$0	$33	$5,517	$5,373	$23,205	$34,128

	$0	$52	$5,517	$5,373	$24,042	$34,984

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO StocksPLUS® Absolute Return Fund (Cont.)

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$24	$24
Written Options	0	0	0	0	936	936
Futures	0	0	19,317	0	(6,350)	12,967
Swap Agreements	0	1,995	0	0	(32,146)	(30,151)

	$0	$1,995	$19,317	$0	$(37,536)	$(16,224)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,178	$0	$5,178
Purchased Options	0	0	0	(338)	(608)	(946)
Written Options	0	23	0	748	(2,533)	(1,762)
Swap Agreements	0	(124)	81,662	0	0	81,538

	$0	$(101)	$81,662	$5,588	$(3,141)	$84,008

	$0	$1,894	$100,979	$5,588	$(40,677)	$67,784

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$137	$137
Written Options	0	0	0	0	21	21
Futures	0	0	(6,575)	0	5,287	(1,288)
Swap Agreements	0	(46)	0	0	(9,471)	(9,517)

	$0	$(46)	$(6,575)	$0	$(4,026)	$(10,647)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,151)	$0	$(3,151)
Purchased Options	0	0	0	69	10,106	10,175
Written Options	0	0	0	398	(11,558)	(11,160)
Swap Agreements	0	(137)	(5,506)	0	76	(5,567)

	$0	$(137)	$(5,506)	$(2,684)	$(1,376)	$(9,703)

	$0	$(183)	$(12,081)	$(2,684)	$(5,402)	$(20,350)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$877	$3,798	$4,675
Corporate Bonds & Notes
Banking & Finance	0	155,830	0	155,830
Industrials	0	62,295	0	62,295
Utilities	0	28,735	0	28,735
Municipal Bonds & Notes
California	0	302	0	302
Illinois	0	1,282	0	1,282
Nevada	0	164	0	164
New York	0	1,271	0	1,271
West Virginia	0	508	0	508
U.S. Government Agencies	0	606,493	0	606,493
U.S. Treasury Obligations	0	618,119	0	618,119
Non-Agency Mortgage-Backed Securities	0	76,915	0	76,915
Asset-Backed Securities	0	198,082	0	198,082
Sovereign Issues	0	68,467	0	68,467
Short-Term Instruments
Certificates of Deposit	0	2,506	0	2,506
Commercial Paper	0	14,548	0	14,548
Repurchase Agreements	0	2,328	0	2,328
Argentina Treasury Bills	0	66	0	66
U.S. Treasury Bills	0	1,388	0	1,388

	$0	$1,840,176	$3,798	$1,843,974

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$683,333	$0	$0	$683,333

Total Investments	$683,333	$1,840,176	$3,798	$2,527,307

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(15,170)	$0	$(15,170)
U.S. Government Agencies	0	(6,433)	0	(6,433)
U.S. Treasury Obligations	0	(1,876)	0	(1,876)

	$0	$(23,479)	$0	$(23,479)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,051	319	0	3,370
Over the counter	0	44,932	0	44,932

	$3,051	$45,251	$0	$48,302

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(701)	(155)	0	(856)
Over the counter	0	(34,128)	0	(34,128)

	$(701)	$(34,283)	$0	$(34,984)

Total Financial Derivative Instruments	$2,350	$10,968	$0	$13,318

Totals	$685,683	$1,827,665	$3,798	$2,517,146

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

52	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged)

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.0%

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		$3,057	$3,078

Total Loan Participations and Assignments (Cost $3,054)			3,078

CORPORATE BONDS & NOTES 11.9%

BANKING & FINANCE 9.5%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,400	1,492

Banco del Estado de Chile
4.125% due 10/07/2020		418	425

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)	EUR	100	115

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		$44	44

Barclays PLC
3.200% due 08/10/2021		800	808
3.548% (US0003M + 1.380%) due 05/16/2024 ~		1,000	996
4.610% due 02/15/2023 •		1,100	1,143
7.125% due 06/15/2025 •(f)(g)	GBP	500	653
8.000% due 06/15/2024 •(f)(g)		$300	319

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		858	864

Credit Suisse Group AG
7.250% due 09/12/2025 •(f)(g)		264	283

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		484	509

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		1,188	1,145
4.250% due 10/14/2021		1,254	1,273

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	286	343

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$550	550
3.550% due 10/07/2022		700	701

General Motors Financial Co., Inc.
3.583% (US0003M + 1.270%) due 10/04/2019 ~		792	792

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		418	421

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		352	352
3.124% (US0003M + 1.000%) due 05/18/2024 ~		200	201
3.400% due 03/08/2021		308	313
3.789% (US0003M + 1.500%) due 01/05/2022 ~		264	269
4.300% due 03/08/2026		220	238
5.875% due 09/28/2026 •(f)(g)	GBP	264	344

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		$726	728
3.149% (US0003M + 0.890%) due 07/23/2024 ~		638	641
3.797% due 07/23/2024 •		242	256
5.736% (US0003M + 3.470%) due 10/30/2019 ~(f)		330	332

Lloyds Banking Group PLC
4.550% due 08/16/2028		2,800	3,084
7.500% due 09/27/2025 •(f)(g)		500	534

Nationwide Building Society
4.363% due 08/01/2024 •		374	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$800	$804
2.953% (US0003M + 0.650%) due 07/13/2022 ~		1,300	1,297

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		1,800	1,805
4.519% due 06/25/2024 •		1,100	1,158
4.892% due 05/18/2029 •		396	436
7.500% due 08/10/2020 •(f)(g)		200	205

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		440	472

Santander UK PLC
2.875% due 06/18/2024		700	711

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		600	603

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	108	148

UBS AG
4.750% due 02/12/2026 •(g)		500	578
5.125% due 05/15/2024 (g)		$462	498
7.625% due 08/17/2022 (g)		363	410

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~		200	201

UniCredit SpA
7.830% due 12/04/2023		640	751

			30,638

INDUSTRIALS 1.0%

Allergan Funding SCS
3.450% due 03/15/2022		220	226

Allergan Sales LLC
4.875% due 02/15/2021		31	32

BAT Capital Corp.
2.764% due 08/15/2022		198	200
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		30	31

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~		88	88

Charter Communications Operating LLC
4.464% due 07/23/2022		66	70
4.908% due 07/23/2025		132	145

Comcast Corp.
3.950% due 10/15/2025		93	101

CSN Resources S.A.
7.625% due 02/13/2023		250	262

Daimler Finance North America LLC
3.058% (US0003M + 0.900%) due 02/15/2022 ~		500	503

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		264	264

Imperial Brands Finance PLC
3.500% due 07/26/2026		200	200

Kraft Heinz Foods Co.
5.000% due 07/15/2035		22	24
5.200% due 07/15/2045		22	23

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		396	396

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~		500	503

			3,169

UTILITIES 1.4%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		1,166	1,172

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.253% (US0003M + 0.950%) due 07/15/2021 ~	$880	$888
3.312% (US0003M + 1.180%) due 06/12/2024 ~	726	740

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~	428	430

Petrobras Global Finance BV
5.093% due 01/15/2030	446	466

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	638	636

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	396	402

		4,734

Total Corporate Bonds & Notes (Cost $37,483)		38,541

MUNICIPAL BONDS & NOTES 0.4%

ARIZONA 0.1%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	220	228

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	20	34

Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	350	525

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	300	317

		876

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	20	28

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	88	105
7.750% due 01/01/2042	21	24

		157

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	20	28

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	20	30

Total Municipal Bonds & Notes (Cost $1,064)		1,319

U.S. GOVERNMENT AGENCIES 35.2%

Fannie Mae
2.310% due 08/01/2022	22	22
2.368% due 07/25/2037 •	1	1
2.398% due 07/25/2037 •	3	3
2.418% due 09/25/2035 •	6	6
2.428% due 09/25/2035 •	10	10
2.738% due 06/25/2037 •	17	18
4.000% due 04/25/2042	493	561

Fannie Mae UMBS
3.500% due 09/01/2047 - 10/01/2048	12,803	13,241

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 07/01/2025 - 06/01/2048	$1,119	$1,168
4.500% due 06/01/2023 - 10/01/2041	480	519
5.500% due 02/01/2022 - 09/01/2041	852	957
6.000% due 07/01/2036 - 05/01/2041	237	271
6.500% due 10/01/2035	8	9

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	1,700	1,691
3.000% due 11/01/2049	3,600	3,653
3.500% due 11/01/2049	11,440	11,740
4.000% due 10/01/2049 - 11/01/2049	64,200	66,653
4.500% due 11/01/2049	5,300	5,585

Freddie Mac
2.598% due 06/15/2041 •	89	90
2.728% due 08/15/2037 •	15	15
2.738% due 10/15/2037 •	3	3
2.748% due 05/15/2037 - 09/15/2037 •	18	19
4.000% due 07/15/2042	427	495
5.000% due 03/01/2038	240	266
5.500% due 07/01/2028 - 07/01/2038	50	55

Ginnie Mae
3.040% due 11/20/2062	547	546
3.500% due 01/15/2042 - 06/15/2045	645	675
5.000% due 08/15/2038 - 05/15/2039	69	78
6.000% due 08/15/2037	19	22

Ginnie Mae, TBA
5.000% due 11/01/2049	4,900	5,161

Small Business Administration
4.430% due 05/01/2029	16	17
5.290% due 12/01/2027	3	3
6.220% due 12/01/2028	3	4

Total U.S. Government Agencies (Cost $112,682)		113,557

U.S. TREASURY OBLIGATIONS 49.0%

U.S. Treasury Bonds
3.000% due 08/15/2048	154	183
3.000% due 02/15/2049	6,800	8,116
4.375% due 05/15/2040	1,606	2,261
4.625% due 02/15/2040	1,807	2,618

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	9,145	9,063
0.125% due 04/15/2022	1,688	1,672
0.125% due 01/15/2023	660	655
0.375% due 07/15/2023	2,886	2,906
0.625% due 01/15/2026	108	111
0.625% due 02/15/2043	112	115
0.750% due 07/15/2028	25	26
1.000% due 02/15/2046	866	967
1.000% due 02/15/2048	4,301	4,838
1.000% due 02/15/2049	5,822	6,596
1.375% due 02/15/2044	881	1,057
1.750% due 01/15/2028	37	41
2.000% due 01/15/2026	57	63
3.625% due 04/15/2028	70	90

U.S. Treasury Notes
1.125% due 02/28/2021	17,300	17,150
1.375% due 09/30/2023 (j)(l)	14,000	13,899
1.625% due 02/15/2026 (l)	100	100
1.750% due 12/31/2020	6,162	6,159
1.875% due 07/31/2022 (j)	8,352	8,416
2.000% due 11/30/2020 (j)	3,890	3,899
2.000% due 07/31/2022	2,970	3,005
2.000% due 04/30/2024 (l)	300	306
2.000% due 11/15/2026	7,329	7,517
2.125% due 05/15/2025	4,211	4,332
2.250% due 08/15/2027 (j)(l)	6,800	7,110
2.375% due 08/15/2024	3,862	4,008
2.375% due 05/15/2029	7,000	7,437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 12/31/2025 (l)		$200	$212
2.625% due 02/15/2029		23,656	25,614
2.750% due 02/15/2024 (j)		6,064	6,367
3.000% due 09/30/2025 (l)		600	648
3.000% due 10/31/2025 (l)		600	648

Total U.S. Treasury Obligations (Cost $151,825)			158,205

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%

BCAP LLC Trust
4.122% due 03/27/2037 ~		258	223

Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •		12	12
2.188% due 04/25/2037 •		335	269
2.338% due 06/25/2046 ^•		465	524
4.092% due 11/25/2035 ^~		2,131	2,018

ChaseFlex Trust
2.318% due 07/25/2037 •		1,563	1,393

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.248% due 07/25/2036 •		230	231

Citigroup Mortgage Loan Trust
4.773% due 06/25/2036 ^~		38	39

Countrywide Alternative Loan Trust
2.178% due 02/25/2047 •		14	14
2.198% due 05/25/2047 •		88	85
2.368% due 05/25/2037 ^•		776	339
3.446% due 02/25/2036 •		9	9
6.000% due 12/25/2034		1,099	1,075

Countrywide Home Loan Mortgage Pass-Through Trust
4.241% due 11/25/2034 ~		4	4
4.244% due 02/20/2035 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.557% due 02/27/2037 ~		12	12

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.168% due 03/25/2037 ^•		500	477

First Horizon Mortgage Pass-Through Trust
4.373% due 11/25/2037 ^~		229	223

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~		1	1
4.928% due 09/25/2035 ~		29	29
6.000% due 03/25/2037 ^		2	2
6.250% due 10/25/2036 ^		169	168

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	1,700	2,095

IndyMac Mortgage Loan Trust
2.218% due 11/25/2046 •		$1,069	1,015
2.288% due 10/25/2036 •		225	143

JPMorgan Mortgage Trust
4.128% due 08/25/2034 ~		16	16
4.508% due 07/25/2035 ~		349	360

Merrill Lynch Mortgage Investors Trust
4.374% due 09/25/2035 ^~		33	30

Morgan Stanley Mortgage Loan Trust
2.298% due 01/25/2036 •		467	358

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		3	2

Residential Accredit Loans, Inc. Trust
2.188% due 01/25/2037 •		478	452
2.203% due 08/25/2036 •		138	132
3.806% due 09/25/2045 •		12	11
6.000% due 03/25/2037 ^		1,365	1,284

Structured Adjustable Rate Mortgage Loan Trust
2.168% due 02/25/2037 •		269	263

Structured Asset Mortgage Investments Trust
2.278% due 03/25/2037 •		7	4

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	944	1,163

Wachovia Mortgage Loan Trust LLC
4.505% due 10/20/2035 ~		$129	121

WaMu Mortgage Pass-Through Certificates Trust
3.294% due 01/25/2037 ^~		101	95
3.366% due 09/25/2046 ^•		1,411	1,363
3.446% due 02/25/2046 •		29	29

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.646% due 11/25/2042 •	$18	$18
3.881% due 08/25/2046 ^~	611	594

Wells Fargo Mortgage-Backed Securities Trust
4.843% due 11/25/2034 ~	28	29
4.984% due 01/25/2035 ~	1	1

Total Non-Agency Mortgage-Backed Securities (Cost $15,734)		16,728

ASSET-BACKED SECURITIES 11.3%

ACE Securities Corp. Home Equity Loan Trust
2.158% due 07/25/2036 •	458	369
5.018% due 08/25/2040 ^•	691	601

Allegro CLO Ltd.
3.486% due 01/30/2026 •	84	85

Argent Securities Trust
2.168% due 07/25/2036 •	782	684
2.178% due 05/25/2036 •	3,334	1,266

Asset-Backed Securities Corp. Home Equity Loan Trust
2.978% due 07/25/2035 •	75	75

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •	222	271

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •	602	610

Citigroup Mortgage Loan Trust
2.178% due 09/25/2036 •	1,381	1,118

Citigroup Mortgage Loan Trust, Inc.
2.598% due 07/25/2035 •	171	172

Countrywide Asset-Backed Certificates
2.178% due 12/25/2035 ^•	631	626
2.218% due 09/25/2047 ^•	594	470
2.258% due 03/25/2036 •	125	117
2.308% due 01/25/2037 •	4,180	3,755
2.458% due 04/25/2036 •	1,210	1,216
2.728% due 07/25/2035 •	616	619
3.053% due 12/25/2035 •	770	770
4.629% due 10/25/2046 ^~	784	770

Countrywide Asset-Backed Certificates Trust
2.498% due 05/25/2036 •	1,540	1,518

Ellington Loan Acquisition Trust
3.068% due 05/25/2037 •	660	662

First Franklin Mortgage Loan Trust
2.753% due 09/25/2035 •	41	41

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	865	866

GSAMP Trust
2.088% due 12/25/2036 •	5	3
2.248% due 01/25/2037 •	902	792

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	141	141

HSI Asset Securitization Corp. Trust
2.158% due 01/25/2037 •	485	387

MASTR Asset-Backed Securities Trust
2.068% due 01/25/2037 •	6	2

Merrill Lynch Mortgage Investors Trust
2.168% due 08/25/2037 •	1,486	964

Monarch Grove CLO
3.156% due 01/25/2028 •	1,276	1,271

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 01/25/2037 •	2,643	1,630
2.233% due 03/25/2037 •	1,888	952

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	180	180

Navient Private Education Loan Trust
2.428% due 12/16/2058 •	45	45

NovaStar Mortgage Funding Trust
2.268% due 09/25/2036 •	1,400	783

OHA Credit Partners Ltd.
3.288% due 10/20/2025	84	85

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •	1,048	828
2.238% due 05/25/2037 •	609	447
2.378% due 01/25/2036 •	814	755
2.798% due 02/25/2035 •	1,717	1,703

54	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		$216	$115

Residential Asset Securities Corp. Trust
2.498% due 01/25/2036 •		2,200	2,087

Securitized Asset-Backed Receivables LLC Trust
2.258% due 07/25/2036 •		389	221

SG Mortgage Securities Trust
2.198% due 02/25/2036 •		2,046	1,347

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		2	2

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	9	10

Soundview Home Loan Trust
2.098% due 06/25/2037 •		$3	2
2.128% due 02/25/2037 •		1,695	633
2.168% due 03/25/2037 •		223	216
2.228% due 06/25/2037 •		723	555

Structured Asset Securities Corp. Mortgage Loan Trust
2.228% due 02/25/2037 •		760	750
2.248% due 05/25/2047 •		1,172	1,137

Symphony CLO Ltd.
3.183% due 04/15/2028 •		462	461

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		492	494

Wells Fargo Home Equity Asset-Backed Securities Trust
2.518% due 12/25/2035 •		701	696
2.903% due 11/25/2035 •		123	123

Total Asset-Backed Securities (Cost $33,520)			36,498

SOVEREIGN ISSUES 3.0%

Argentina Government International Bond
3.750% due 12/31/2038 þ		1,629	654
5.875% due 01/11/2028		748	306
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	996	8
79.499% (ARLLMONP) due 06/21/2020 ~(a)		21,229	160

Brazil Government International Bond
5.625% due 02/21/2047		$506	568

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	3,887	$1,237
6.000% due 05/15/2055		2,916	1,045

Export-Import Bank of Korea
4.000% due 01/29/2021		$484	495

Israel Government International Bond
4.125% due 01/17/2048		200	236

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	403,711	3,894

Qatar Government International Bond
5.250% due 01/20/2020		$352	355

Saudi Government International Bond
4.000% due 04/17/2025		374	401
5.000% due 04/17/2049		200	241

Total Sovereign Issues (Cost $11,251)			9,600

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		2,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.7%

COMMERCIAL PAPER 0.6%

Toronto-Dominion Bank
1.815% due 10/25/2019 (d)	CAD	2,600	1,960

REPURCHASE AGREEMENTS (h) 0.1%
			211

ARGENTINA TREASURY BILLS 0.0%
90.990% due 02/26/2020 (c)(d)	ARS	610	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
2.007% due 11/07/2019 (c)(d)(l)	$25	$25

Total Short-Term Instruments (Cost $2,202)		2,202

Total Investments in Securities (Cost $368,815)		379,728

	SHARES
INVESTMENTS IN AFFILIATES 13.2%

SHORT-TERM INSTRUMENTS 13.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.2%

PIMCO Short Asset Portfolio	41,003	408

PIMCO Short-Term Floating NAV Portfolio III	4,272,083	42,264

Total Short-Term Instruments (Cost $42,664)		42,672

Total Investments in Affiliates (Cost $42,664)		42,672

Total Investments 130.9% (Cost $411,479)		$422,400

Financial Derivative Instruments (i)(k) 0.3% (Cost or Premiums, net $250)		836

Other Assets and Liabilities, net (31.2)%		(100,530)

Net Assets 100.0%		$322,706

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$211	U.S. Treasury Notes 2.250% due 03/31/2021	$(217)	$211	$211

Total Repurchase Agreements						$(217)	$211	$211

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (1.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049	$	3,900	$(4,176)	$(4,181)

Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD	2,800	(2,756)	(2,744)

Total Short Sales (2.1)%					$(6,932)	$(6,925)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$211	$0	$0	$0	$211	$(217)	$(6)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(2,744)	(2,744)	0	(2,744)

Total Borrowings and Other Financing Transactions	$211	$0	$0	$(2,744)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $26 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(85,196) at a weighted average interest rate of 2.492%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	318	$795	$114	$129

Total Purchased Options					$114	$129

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	318	$795	$(34)	$(28)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	318	795	(65)	(68)

Total Written Options					$(99)	$(96)

56	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	13	$2,469	$(5)	$1	$(2)
Mini MSCI EAFE Index December Futures	12/2019	132	12,529	(61)	62	0
U.S. Treasury 2-Year Note December Futures	12/2019	109	23,490	(48)	0	(3)
U.S. Treasury 10-Year Note December Futures	12/2019	16	2,085	(19)	0	(1)

				$(133)	$63	$(6)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	13	$(9)	$4	$1	$0
U.S. Treasury 5-Year Note December Futures	12/2019	61	(7,268)	39	3	0
U.S. Treasury 30-Year Bond December Futures	12/2019	151	(24,509)	523	5	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	106	(20,342)	720	0	(7)

				$1,286	$9	$(7)

Total Futures Contracts				$1,153	$72	$(13)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$27,200	$(573)	$(9)	$(582)	$0	$(16)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-33 5-Year Index	1.000%	Quarterly	12/20/2024	$1,900	$39	$(1)	$38	$2	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	21,000	$(6)	$(776)	$(782)	$9	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	2,950	97	364	461	0	(3)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023	$	22,800	869	(1,370)	(501)	8	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		99,900	(234)	2,324	2,090	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		14,300	(796)	(283)	(1,079)	2	0
Receive(6)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		7,000	0	(361)	(361)	0	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		2,900	(165)	23	(142)	1	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		32,300	5	(2,756)	(2,751)	4	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		7,200	0	(615)	(615)	1	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	12/03/2025		10,700	(23)	(538)	(561)	2	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	5	(63)	(58)	0	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		24,300	394	5	399	0	(6)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		15,500	407	(714)	(307)	4	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	51	(52)	(1)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		9,000	(164)	(566)	(730)	4	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		19,000	(56)	(49)	(105)	4	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	390,000	(135)	(16)	(151)	6	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	2,200	0	(8)	(8)	0	(4)
Pay	UKRPI	3.595	Maturity	11/15/2028	GBP	5,500	92	(147)	(55)	7	0

							$341	$(5,598)	$(5,257)	$54	$(13)

Total Swap Agreements							$(193)	$(5,608)	$(5,801)	$56	$(29)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$129	$72	$56	$257		$(96)	$(13)	$(29)	$(138)

(j)

Securities with an aggregate market value of $4,122 and cash of $1,016 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$4,421	GBP	3,588	$0	$(9)
	11/2019	GBP	3,588		$4,427	9	0

BPS	10/2019		$1,791	ZAR	25,585	0	(103)
	12/2019	TWD	32,564		$1,047	0	(8)

BRC	10/2019	CAD	3,524		2,659	0	(1)
	11/2019	EUR	3,022		3,412	108	0
	11/2019		$891	EUR	810	0	(5)
	12/2019		3,284	SGD	4,534	0	0

CBK	10/2019	CAD	150		$114	1	0
	10/2019	GBP	3,588		4,379	0	(33)
	11/2019	EUR	1,193		1,328	24	0
	11/2019		$34	COP	114,593	0	(1)

GLM	10/2019	MXN	231		$12	0	0
	10/2019		$2,709	CAD	3,592	3	0
	10/2019		1,727	COP	5,528,628	0	(140)
	10/2019		12	MXN	231	0	0

HUS	10/2019	CAD	5,010		$3,768	0	(14)
	10/2019	MXN	231		12	0	0
	10/2019		$3,842	CAD	5,092	2	0
	10/2019		12	MXN	231	0	0
	11/2019	CAD	5,092		$3,843	0	(2)
	11/2019	TWD	64,319		2,055	0	(25)
	11/2019		$31,615	CNH	214,209	0	(1,644)
	12/2019		220	HKD	1,728	0	0
	01/2021	BRL	1,400		$216	0	(110)

JPM	10/2019		5,391		1,302	5	0
	10/2019		$1,000	ARS	64,287	11	0
	10/2019		1,295	BRL	5,391	3	0
	11/2019	CNH	124,868		$17,851	380	0
	11/2019	TWD	46,641		1,489	0	(19)
	11/2019		$1,300	BRL	5,391	0	(5)

58	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
MYI	10/2019	BRL	5,391		$1,295	0	(3)
	10/2019	CHF	4,861		$4,966	95	0
	10/2019		$1,292	BRL	5,391	5	0
	11/2019		1,226	TWD	38,496	19	0
	11/2019		3,354	NOK	30,040	0	(49)
	11/2019		177	SEK	1,680	0	(6)
	12/2019	SGD	4,533		$3,267	0	(16)

RYL	12/2019		$1,249	CNH	8,963	4	0

SCX	11/2019	CNH	89,341		$12,762	262	0
	12/2019		$1,648	IDR	23,951,846	25	0

SOG	10/2019	CAD	2,600		$1,962	0	(2)
	10/2019		$1,550	RUB	99,820	0	(14)

UAG	10/2019	JPY	699,200		$6,497	30	0
	10/2019		$4,891	CHF	4,861	0	(21)
	10/2019		6,627	JPY	699,200	0	(161)
	11/2019	CHF	4,861		$4,905	21	0
	11/2019		$6,511	JPY	699,200	0	(31)
	12/2019	CNY	8,973		$1,256	0	(1)

Total Forward Foreign Currency Contracts						$1,007	$(2,423)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	54,100	$199	$334
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	118,800	467	728
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	30,500	244	1,027
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	31,200	183	785
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	9,400	376	1

Total Purchased Options							$1,469	$2,875

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	1,320	$(7)	$0
	Call - OTC USD versus BRL		4.171	10/11/2019	1,320	(7)	(10)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	1,320	(5)	(2)
	Call - OTC USD versus RUB		66.376	10/14/2019	1,320	(5)	(2)

						$(24)	$(14)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	16,100	$(244)	$(1,212)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	16,500	(183)	(971)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	17,300	(194)	(480)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	38,000	(467)	(1,125)

							$(1,088)	$(3,788)

Total Written Options							$(1,112)	$(3,802)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
CBK	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR 385	$71	$(55)	$16	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	NDDUEAFE Index	17,908	2.087% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	$106,107	$0	$(956)	$0	$(956)

JPM	Receive	NDDUEAFE Index	17,908	2.007% (3-Month USD-LIBOR less a specified spread)	Maturity	05/26/2020	106,107	0	(918)	0	(918)

MYI	Receive	NDDUEAFE Index	16,478	1.914% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/20/2020	92,598	0	4,918	4,918	0

								$0	$3,044	$4,918	$(1,874)

Total Swap Agreements								$71	$2,989	$4,934	$(1,874)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$9	$0	$0	$9	$(9)	$(10)	$0	$(19)	$(10)	$0	$(10)
BPS	0	0	0	0	(111)	0	0	(111)	(111)	0	(111)
BRC	108	0	0	108	(6)	0	0	(6)	102	0	102
CBK	25	0	16	41	(34)	(4)	(956)	(994)	(953)	881	(72)
GLM	3	0	0	3	(140)	0	0	(140)	(137)	107	(30)
HUS	2	0	0	2	(1,795)	0	0	(1,795)	(1,793)	1,624	(169)
JPM	399	0	0	399	(24)	0	(918)	(942)	(543)	179	(364)
MYC	0	2,875	0	2,875	0	(3,788)	0	(3,788)	(913)	123	(790)
MYI	119	0	4,918	5,037	(74)	0	0	(74)	4,963	(5,090)	(127)
RYL	4	0	0	4	0	0	0	0	4	0	4
SCX	287	0	0	287	0	0	0	0	287	(120)	167
SOG	0	0	0	0	(16)	0	0	(16)	(16)	0	(16)
UAG	51	0	0	51	(214)	0	0	(214)	(163)	0	(163)

Total Over the Counter	$1,007	$2,875	$4,934	$8,816	$(2,423)	$(3,802)	$(1,874)	$(8,099)

(l)

Securities with an aggregate market value of $3,691 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

60	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$129	$129
Futures	0	0	62	0	10	72
Swap Agreements	0	2	0	0	54	56

	$0	$2	$62	$0	$193	$257

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,007	$0	$1,007
Purchased Options	0	0	0	0	2,875	2,875
Swap Agreements	0	16	4,918	0	0	4,934

	$0	$16	$4,918	$1,007	$2,875	$8,816

	$0	$18	$4,980	$1,007	$3,068	$9,073

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$96	$96
Futures	0	0	0	0	13	13
Swap Agreements	0	16	0	0	13	29

	$0	$16	$0	$0	$122	$138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,423	$0	$2,423
Written Options	0	0	0	14	3,788	3,802
Swap Agreements	0	0	1,874	0	0	1,874

	$0	$0	$1,874	$2,437	$3,788	$8,099

	$0	$16	$1,874	$2,437	$3,910	$8,237

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Written Options	0	0	0	0	156	156
Futures	0	0	997	0	(8,875)	(7,878)
Swap Agreements	0	127	0	0	(8,039)	(7,912)

	$0	$127	$997	$0	$(16,783)	$(15,659)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,122	$0	$2,122
Purchased Options	0	0	0	(65)	(112)	(177)
Written Options	0	4	0	126	(496)	(366)
Swap Agreements	0	(25)	(12,747)	0	0	(12,772)

	$0	$(21)	$(12,747)	$2,183	$(608)	$(11,193)

	$0	$106	$(11,750)	$2,183	$(17,391)	$(26,852)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$37	$37
Written Options	0	0	0	0	3	3
Futures	0	0	(586)	0	2,999	2,413
Swap Agreements	0	(10)	0	0	1,462	1,452

	$0	$(10)	$(586)	$0	$4,501	$3,905

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,968)	$0	$(1,968)
Purchased Options	0	0	0	13	1,651	1,664
Written Options	0	0	0	83	(1,756)	(1,673)
Swap Agreements	0	(12)	17,124	0	0	17,112

	$0	$(12)	$17,124	$(1,872)	$(105)	$15,135

	$0	$(22)	$16,538	$(1,872)	$4,396	$19,040

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO StocksPLUS® International Fund (Unhedged) (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,078	$0	$3,078
Corporate Bonds & Notes
Banking & Finance	0	30,638	0	30,638
Industrials	0	3,169	0	3,169
Utilities	0	4,734	0	4,734
Municipal Bonds & Notes
Arizona	0	228	0	228
California	0	876	0	876
Illinois	0	157	0	157
Nebraska	0	28	0	28
Tennessee	0	30	0	30
U.S. Government Agencies	0	113,557	0	113,557
U.S. Treasury Obligations	0	158,205	0	158,205
Non-Agency Mortgage-Backed Securities	0	16,728	0	16,728
Asset-Backed Securities	0	36,498	0	36,498
Sovereign Issues	0	9,600	0	9,600
Short-Term Instruments
Commercial Paper	0	1,960	0	1,960
Repurchase Agreements	0	211	0	211
Argentina Treasury Bills	0	6	0	6
U.S. Treasury Bills	0	25	0	25

	$0	$379,728	$0	$379,728

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$42,672	$0	$0	$42,672

Total Investments	$42,672	$379,728	$0	$422,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(2,744)	$0	$(2,744)
U.S. Government Agencies	0	(4,181)	0	(4,181)

	$0	$(6,925)	$0	$(6,925)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	201	56	0	257
Over the counter	0	8,816	0	8,816

	$201	$8,872	$0	$9,073

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(109)	(29)	0	(138)
Over the counter	0	(8,099)	0	(8,099)

	$(109)	$(8,128)	$0	$(8,237)

Total Financial Derivative Instruments	$92	$744	$0	$836

Totals	$42,764	$373,547	$0	$416,311

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

62	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 116.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,900	$1,899

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,742	1,754

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		5,000	4,997

Total Loan Participations and Assignments (Cost $8,633)			8,650

CORPORATE BONDS & NOTES 10.0%

BANKING & FINANCE 6.8%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		2,300	2,452

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(f)(g)	EUR	400	445

Banco Santander S.A.
6.250% due 09/11/2021 •(f)(g)		600	692

Bank of America Corp.
3.004% due 12/20/2023 •		$431	440

Barclays Bank PLC
7.625% due 11/21/2022 (g)		400	441
10.179% due 06/12/2021		18,540	20,739

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		6,500	6,472
4.610% due 02/15/2023 •		4,400	4,573
7.125% due 06/15/2025 •(f)(g)	GBP	600	783
8.000% due 12/15/2020 •(f)(g)	EUR	600	701

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$6,200	6,245
3.568% (US0003M + 1.430%) due 09/01/2023 ~		500	509

Cooperatieve Rabobank UA
5.500% due 06/29/2020 •(f)(g)	EUR	200	225
6.625% due 06/29/2021 •(f)(g)		800	952
6.875% due 03/19/2020 (g)		4,200	4,724

Credit Suisse Group AG
6.375% due 08/21/2026 •(f)(g)		$2,500	2,594
7.500% due 07/17/2023 •(f)(g)		2,800	2,995

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		9,300	8,964
4.250% due 10/14/2021		8,250	8,372

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	2,100	2,521

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$4,700	4,701
3.311% (US0003M + 1.000%) due 01/09/2020 ~		2,905	2,905
3.550% due 10/07/2022		2,100	2,102
4.853% (US0003M + 2.550%) due 01/07/2021 ~		1,600	1,625

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		3,500	3,527

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		2,200	2,203
3.124% (US0003M + 1.000%) due 05/18/2024 ~		1,400	1,406
3.400% due 03/08/2021		1,300	1,320
3.789% (US0003M + 1.500%) due 01/05/2022 ~		2,100	2,140
4.292% due 09/12/2026 •		1,300	1,396
4.300% due 03/08/2026		1,000	1,084
4.750% due 07/04/2029 •(f)(g)	EUR	1,900	2,199
5.875% due 09/28/2026 •(f)(g)	GBP	2,200	2,865

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		$6,000	$6,020
3.149% (US0003M + 0.890%) due 07/23/2024 ~		5,400	5,423
3.797% due 07/23/2024 •		2,000	2,112
5.736% (US0003M + 3.470%) due 10/30/2019 ~(f)		2,900	2,918

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		900	903
2.959% (US0003M + 0.800%) due 06/21/2021 ~		4,000	4,010
4.050% due 08/16/2023		200	210
7.500% due 09/27/2025 •(f)(g)		2,600	2,774
7.625% due 06/27/2023 •(f)(g)	GBP	1,300	1,743

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		$2,150	2,162
2.953% (US0003M + 0.650%) due 07/13/2022 ~		3,400	3,392

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		3,300	3,309
4.519% due 06/25/2024 •		3,000	3,157
4.892% due 05/18/2029 •		2,600	2,863
5.076% due 01/27/2030 •		2,900	3,249
7.500% due 08/10/2020 •(f)(g)		1,000	1,024
8.000% due 08/10/2025 •(f)(g)		200	221
8.625% due 08/15/2021 •(f)(g)		1,000	1,073

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		3,900	4,181

Santander UK PLC
2.875% due 06/18/2024		6,100	6,197

SL Green Realty Corp.
4.500% due 12/01/2022		4,600	4,845

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		5,800	5,833

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (f)	EUR	930	1,278

Synchrony Financial
2.700% due 02/03/2020		$2,100	2,103
3.517% (US0003M + 1.230%) due 02/03/2020 ~		3,200	3,207

UBS AG
4.750% due 02/12/2026 •(g)	EUR	5,000	5,781
5.125% due 05/15/2024 (g)		$3,900	4,208
7.625% due 08/17/2022 (g)		4,700	5,307

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		700	706
4.125% due 09/24/2025		800	865

UniCredit SpA
7.830% due 12/04/2023		6,175	7,245

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,700	6,715

			210,346

INDUSTRIALS 2.1%

Allergan Sales LLC
4.875% due 02/15/2021		$186	191

Amgen, Inc.
3.875% due 11/15/2021		100	103

BAT Capital Corp.
2.764% due 08/15/2022		2,200	2,222
3.222% due 08/15/2024		300	304

BAT International Finance PLC
3.250% due 06/07/2022		100	102
3.950% due 06/15/2025		1,000	1,042

Charter Communications Operating LLC
3.579% due 07/23/2020		3,200	3,229
4.464% due 07/23/2022		1,800	1,896
4.908% due 07/23/2025		1,400	1,540

Comcast Corp.
3.950% due 10/15/2025		104	113

CSN Resources S.A.
7.625% due 02/13/2023		750	785

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Daimler Finance North America LLC
2.550% due 08/15/2022		$200	$201
3.058% (US0003M + 0.900%) due 02/15/2022 ~		3,750	3,771
3.400% due 02/22/2022		8,500	8,699
3.750% due 11/05/2021		150	154

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,400	1,403

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		300	301

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	3,000	3,394

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$3,200	3,248

Imperial Brands Finance PLC
3.125% due 07/26/2024		300	301
3.500% due 07/26/2026		400	400

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,400	3,619

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	107
5.200% due 07/15/2045		200	211

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		2,000	2,001

Netflix, Inc.
3.875% due 11/15/2029	EUR	2,400	2,781

Occidental Petroleum Corp.
3.137% (US0003M + 0.950%) due 02/08/2021 ~		$300	302
3.637% (US0003M + 1.450%) due 08/15/2022 ~		3,800	3,826

Reynolds American, Inc.
4.000% due 06/12/2022		100	104

Sands China Ltd.
5.125% due 08/08/2025		5,000	5,502
5.400% due 08/08/2028		3,600	4,064

SASOL Financing USA LLC
5.875% due 03/27/2024		1,000	1,081

Syngenta Finance NV
3.698% due 04/24/2020		1,600	1,606

Williams Cos., Inc.
4.500% due 11/15/2023		1,100	1,178

Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		2,200	2,204
3.550% due 04/01/2025		2,100	2,206

			64,191

UTILITIES 1.1%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		10,400	10,453
2.953% (US0003M + 0.650%) due 01/15/2020 ~		100	100
3.253% (US0003M + 0.950%) due 07/15/2021 ~		4,700	4,743
3.312% (US0003M + 1.180%) due 06/12/2024 ~		6,300	6,419

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		3,400	3,415

Petrobras Global Finance BV
5.093% due 01/15/2030		3,052	3,187

Rio Oil Finance Trust
9.250% due 07/06/2024		1,133	1,269

Severn Trent Utilities Finance PLC
6.125% due 02/26/2024	GBP	525	778

Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~		$700	700

Sprint Corp.
7.250% due 09/15/2021		700	749

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	$2,800	$2,845

		34,658

Total Corporate Bonds & Notes (Cost $302,550)		309,195

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,929

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
6.466% due 08/01/2023	1,100	1,283

		3,212

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	478
7.750% due 01/01/2042	153	176

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	3,600	4,392

		5,046

PENNSYLVANIA 0.0%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	143

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,225	2,248

Total Municipal Bonds & Notes (Cost $9,100)		10,649

U.S. GOVERNMENT AGENCIES 29.2%

Fannie Mae
2.138% due 03/25/2034 •	2	2
2.351% due 03/25/2036 •	113	112
2.616% due 09/25/2042 •	112	111
3.518% due 04/25/2024 •	13	13
3.625% due 11/25/2023 •	13	13
4.072% due 08/01/2035 •	110	115
4.309% due 10/01/2035 •	15	16
4.443% due 09/01/2035 •	138	144
4.479% due 10/01/2035 •	49	51
4.531% due 07/01/2032 •	9	10
4.533% due 10/01/2035 •	42	44
4.573% due 07/01/2035 •	30	31
4.620% due 08/01/2036 •	66	70
4.704% due 02/01/2034 •	46	48
4.726% due 11/01/2034 •	66	70
4.800% due 02/01/2035 •	16	16
4.813% due 03/01/2036 •	250	262

Fannie Mae UMBS
3.500% due 04/01/2048	8,810	9,093
4.000% due 10/01/2030 - 06/01/2049	57,519	61,366
5.500% due 09/01/2027	6	6

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	15,800	15,715
3.000% due 11/01/2049	119,600	121,357
3.500% due 11/01/2049	117,800	120,890
4.000% due 10/01/2049 - 11/01/2049	454,200	471,554
4.500% due 11/01/2049	50,400	53,113

Freddie Mac
2.228% due 10/15/2020 •	1	1

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.428% due 11/15/2043 •	$1,792	$1,793
3.646% due 10/25/2044 •	38	39
3.820% due 09/01/2035 •	21	22
3.846% due 07/25/2044 •	173	179
4.000% due 01/01/2048	202	212

Freddie Mac UMBS
4.000% due 08/01/2048	27,576	28,626

Ginnie Mae
2.749% due 08/20/2062 •	1,443	1,444
3.500% due 02/15/2045 - 03/15/2045	3,539	3,706
4.125% (H15T1Y + 1.500%) due 11/20/2024 ~	15	15

Ginnie Mae, TBA
5.000% due 10/01/2049	9,600	10,122

Overseas Private Investment Corp.
4.140% due 05/15/2030	928	1,033

Total U.S. Government Agencies (Cost $897,956)		901,414

U.S. TREASURY OBLIGATIONS 55.1%

U.S. Treasury Bonds
2.750% due 08/15/2047	500	567
3.000% due 08/15/2048	900	1,071
3.000% due 02/15/2049	37,000	44,160
4.375% due 05/15/2040	16,100	22,666
4.625% due 02/15/2040	11,300	16,371

U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022	73,679	73,017
0.125% due 04/15/2022	27,850	27,583
0.625% due 01/15/2026	5,895	6,053
0.625% due 02/15/2043	1,451	1,491
1.000% due 02/15/2046	8,446	9,434
1.000% due 02/15/2048	36,206	40,726
1.000% due 02/15/2049	46,069	52,190
1.375% due 02/15/2044	8,476	10,177

U.S. Treasury Notes
1.375% due 09/30/2020 (k)	121,200	120,686
1.375% due 10/31/2020	98,300	97,853
1.500% due 08/15/2026 (m)	51,500	51,092
1.625% due 02/15/2026 (m)	6,100	6,104
1.750% due 12/31/2020	73,600	73,567
1.750% due 05/15/2023 (k)	1,330	1,338
1.875% due 07/31/2022 (k)(m)	50,800	51,193
1.875% due 08/31/2022	293,800	296,325
2.000% due 11/30/2020 (k)	34,100	34,177
2.000% due 07/31/2022 (k)(m)	32,400	32,782
2.000% due 11/30/2022 (k)(m)	43,000	43,553
2.000% due 11/15/2026 (m)	37,400	38,360
2.125% due 08/31/2020 (k)	69,100	69,277
2.250% due 12/31/2023 (k)(m)	3,800	3,906
2.250% due 08/15/2027 (m)	27,800	29,069
2.625% due 12/31/2025 (m)	22,700	24,065
2.625% due 02/15/2029 (i)	275,500	298,299
3.000% due 09/30/2025	56,300	60,776
3.000% due 10/31/2025	56,600	61,158

Total U.S. Treasury Obligations (Cost $1,645,049)		1,699,086

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

American Home Mortgage Assets Trust
2.208% due 05/25/2046 ^•	633	602
2.228% due 10/25/2046 •	241	170

American Home Mortgage Investment Trust
3.531% due 09/25/2045 •	74	75
4.031% due 02/25/2045 •	159	160

Banc of America Funding Trust
2.234% due 10/20/2036 •	370	333
4.647% due 01/20/2047 ^~	25	24

Bear Stearns ALT-A Trust
3.945% due 08/25/2036 ^~	450	384
4.267% due 07/25/2035 ~	3,928	3,656
4.496% due 05/25/2035 ~	86	88

Citigroup Commercial Mortgage Trust
1.935% due 09/10/2045 ~(a)	5,581	237

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.178% due 01/25/2037 •		$8,892	$8,124
4.380% due 10/25/2035 •		100	104
4.382% due 09/25/2037 ^~		66	58

Countrywide Alternative Loan Trust
2.188% due 11/25/2036 •		589	576
2.254% due 03/20/2046 •		823	769
2.254% due 07/20/2046 ^•		459	383
2.568% due 05/25/2035 •		1,620	1,362
3.942% due 06/25/2037 ~		651	571
4.496% due 10/20/2035 •		265	233

Countrywide Home Loan Mortgage Pass-Through Trust
2.598% due 04/25/2035 •		80	78
2.658% due 03/25/2035 •		46	47

Credit Suisse First Boston Mortgage Securities Corp.
4.205% due 06/25/2033 ~		32	33

Credit Suisse Mortgage Capital Certificates
2.318% due 01/27/2037 •		1,565	1,153
3.557% due 02/27/2037 ~		115	115

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.518% due 02/25/2035 •		440	423

Downey Savings & Loan Association Mortgage Loan Trust
2.317% due 08/19/2045 •		249	245
4.489% due 07/19/2044 ~		20	21

First Horizon Alternative Mortgage Securities Trust
3.896% due 03/25/2035 ~		63	52

First Horizon Mortgage Pass-Through Trust
4.603% due 08/25/2035 ~		12	10

GreenPoint Mortgage Funding Trust
2.198% due 01/25/2037 •		7,828	7,599

GSMSC Pass-Through Trust
2.595% due 12/26/2036 •		4,048	2,171

GSR Mortgage Loan Trust
4.480% due 09/25/2035 ~		32	33

HarborView Mortgage Loan Trust
2.277% due 07/19/2047 •		10,011	9,694

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	15,950	19,656

HomeBanc Mortgage Trust
4.160% due 04/25/2037 ^~		$559	526

IndyMac Mortgage Loan Trust
2.228% due 05/25/2046 •		826	815
2.318% due 06/25/2037 ^•		210	134
2.798% due 05/25/2034 •		8	8
4.245% due 12/25/2034 ~		10	10

JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		2,943	2,407

JPMorgan Chase Commercial Mortgage Securities Trust
3.600% due 12/15/2031 •		3,300	3,308

JPMorgan Mortgage Trust
4.683% due 02/25/2035 ~		25	26
6.000% due 01/25/2036 ^		353	279

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		57	56

RBSSP Resecuritization Trust
4.207% due 10/26/2035 ~		170	171

Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2047 •		3,260	3,125
2.178% due 01/25/2037 •		7,776	7,457
2.188% due 01/25/2037 •		5,137	4,861
2.203% due 12/25/2036 •		132	125
3.651% due 11/25/2037 ~		7,748	7,293
4.832% due 09/25/2034 ~		4,528	4,557
5.000% due 09/25/2036 ^		266	248
6.000% due 03/25/2037 ^		3,049	2,869

Residential Asset Securitization Trust
2.368% due 10/25/2048 •		6	6
5.500% due 09/25/2035 ^		3,749	3,098

Structured Adjustable Rate Mortgage Loan Trust
3.846% due 01/25/2035 ^•		82	81

Structured Asset Mortgage Investments Trust
2.138% due 08/25/2036 •		11,090	10,212
2.208% due 07/25/2046 ^•		3,396	2,735

64	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.238% due 05/25/2036 •		$126	$120
2.238% due 05/25/2046 •		481	269
2.298% due 02/25/2036 ^•		243	235
2.307% due 07/19/2035 •		68	67
3.732% due 02/25/2036 ^•		1,012	1,009

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.404% due 06/25/2033 ~		17	17

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	7,833	9,655

UBS-Barclays Commercial Mortgage Trust
1.090% due 03/10/2046 ~(a)		$25,525	675

WaMu Mortgage Pass-Through Certificates Trust
2.308% due 10/25/2045 •		898	893
2.308% due 12/25/2045 •		13,790	13,574
2.328% due 01/25/2045 •		45	45
2.658% due 01/25/2045 •		45	45

Washington Mutual Mortgage Pass-Through Certificates Trust
3.276% due 11/25/2046 •		3,415	3,224
3.296% due 10/25/2046 ^•		5,128	4,622

Wells Fargo Mortgage-Backed Securities Trust
4.658% due 10/25/2033 ~		21	21

Total Non-Agency Mortgage-Backed Securities (Cost $136,600)			148,117

ASSET-BACKED SECURITIES 12.3%

Aames Mortgage Investment Trust
4.043% due 01/25/2035 •		4,998	4,822

ACE Securities Corp. Home Equity Loan Trust
2.168% due 07/25/2036 •		4,245	2,028
2.258% due 12/25/2036 •		14,395	9,277

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
2.468% due 10/25/2035 •		1,029	1,036
2.488% due 10/25/2035 •		9,500	9,141

Allegro CLO Ltd.
3.486% due 01/30/2026 •		512	512

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.783% due 10/25/2035 •		7,530	7,553
3.038% due 10/25/2034 •		1,000	1,011
3.143% due 11/25/2034 •		2,972	2,991

Argent Mortgage Loan Trust
2.498% due 05/25/2035 •		3,496	3,370

Asset-Backed Funding Certificates Trust
2.708% due 07/25/2035 •		2,674	2,685

Asset-Backed Securities Corp. Home Equity Loan Trust
3.113% due 02/25/2035 •		1,376	1,385

Bear Stearns Asset-Backed Securities Trust
2.468% due 08/25/2036 •		7,183	7,098
4.836% due 10/25/2036 ~		378	385

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		4,975	5,043

Citigroup Mortgage Loan Trust, Inc.
2.298% due 08/25/2036 •		14,200	13,657
2.428% due 10/25/2035 •		552	555

Countrywide Asset-Backed Certificates
2.158% due 06/25/2035 •		5,065	4,626
2.158% due 03/25/2037 •		1,159	1,067
2.198% due 11/25/2047 ^•		2,189	1,888
2.218% due 08/25/2036 •		4,598	4,585
2.218% due 06/25/2047 ^•		3,266	2,911
2.228% due 05/25/2047 ^•		5,677	4,925
2.238% due 09/25/2037 ^•		1,310	1,118
2.268% due 01/25/2046 ^•		6,564	6,315
2.268% due 06/25/2047 •		2,782	2,646
2.298% due 09/25/2036 •		2,551	2,557
2.458% due 04/25/2036 •		11,140	11,192
3.053% due 12/25/2035 •		5,093	5,095

First Franklin Mortgage Loan Trust
2.158% due 09/25/2036 •		19	19
2.878% due 08/25/2032 •		3,114	3,104
2.888% due 09/25/2034 •		669	672

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fremont Home Loan Trust
2.153% due 10/25/2036 •	$3,218	$3,033
2.348% due 01/25/2036 •	402	393

GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •	8	4

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	7,979	7,989

GSAA Home Equity Trust
2.728% due 06/25/2035 •	5,000	4,824

GSAMP Trust
2.198% due 11/25/2035 •	50	10
2.248% due 01/25/2037 •	7,000	6,148
2.268% due 05/25/2046 •	12,450	11,989
2.338% due 03/25/2046 •	10,400	10,210
3.818% due 06/25/2035 •	6,927	6,854

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	845	846

Home Equity Loan Trust
2.358% due 04/25/2037 •	11,054	9,465

HSI Asset Securitization Corp. Trust
2.118% due 07/25/2036 •	5,201	3,009

Jamestown CLO Ltd.
3.173% due 01/15/2028 •	8,550	8,555

JPMorgan Mortgage Acquisition Trust
2.278% due 03/25/2037 •	487	483
2.288% due 05/25/2036 •	1,700	1,644

Lehman XS Trust
2.178% due 05/25/2036 •	4,633	4,784

Long Beach Mortgage Loan Trust
2.188% due 12/25/2036 •	12,110	6,502
2.538% due 08/25/2045 •	1,125	1,105
2.578% due 10/25/2034 •	186	182
2.663% due 11/25/2035 •	604	602
2.753% due 08/25/2035 •	210	211

MASTR Asset-Backed Securities Trust
2.128% due 11/25/2036 •	21,816	10,312
2.518% due 10/25/2035 ^•	4,273	4,101

Merrill Lynch Mortgage Investors Trust
2.128% due 07/25/2037 •	16,621	9,168
2.128% due 08/25/2037 •	6,519	4,198

Morgan Stanley ABS Capital, Inc. Trust
2.148% due 10/25/2036 •	1,083	1,046
2.148% due 02/25/2037 •	5,831	5,339
2.178% due 09/25/2036 •	1,138	640
2.723% due 12/25/2034 •	1,229	1,175

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	1,200	1,200

Navient Private Education Loan Trust
2.428% due 12/16/2058 •	332	332

NovaStar Mortgage Funding Trust
3.098% due 06/25/2035 •	3,494	3,512

OHA Credit Partners Ltd.
3.288% due 10/20/2025	338	338

Option One Mortgage Loan Trust
2.378% due 01/25/2036 •	7,800	7,233

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.068% due 10/25/2034 •	1,800	1,832
3.818% due 12/25/2034 •	1,208	1,233

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	12,987	5,844

Residential Asset Mortgage Products Trust
2.238% due 12/25/2035 •	977	903
2.708% due 10/25/2035 •	6,890	6,876

Residential Asset Securities Corp. Trust
2.288% due 08/25/2036 •	15,000	14,614
2.488% due 11/25/2035 •	4,493	4,386

Securitized Asset-Backed Receivables LLC Trust
2.188% due 08/25/2036 ^•	715	323
2.258% due 07/25/2036 •	7,133	4,047
2.678% due 08/25/2035 ^•	2,484	1,692
3.068% due 03/25/2035 •	2,599	2,438

Sound Point Clo Ltd.
3.301% due 01/23/2029 •	4,800	4,797

Soundview Home Loan Trust
2.178% due 10/25/2036 •	3,774	3,767
2.198% due 02/25/2037 •	748	285

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance Trust
2.993% due 12/25/2035 •		$284	$285

Structured Asset Investment Loan Trust
2.148% due 07/25/2036 •		1,438	1,132
2.168% due 09/25/2036 •		2,234	2,178
2.948% due 06/25/2035 •		10,000	9,631
2.968% due 08/25/2033 •		14,837	14,875

Structured Asset Securities Corp. Mortgage Loan Trust
2.178% due 03/25/2036 •		541	517
2.188% due 12/25/2036 •		2,378	2,339
3.600% due 04/25/2035 •		144	143

Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		6,256	6,261

Symphony CLO Ltd.
3.333% due 10/15/2025 •		7,651	7,654

TICP CLO Ltd.
3.118% due 04/20/2028 •		3,800	3,800

Venture CDO Ltd.
3.183% due 04/15/2027		4,600	4,584

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		3,698	3,709

WaMu Asset-Backed Certificates WaMu Trust
2.243% due 05/25/2037 •		6,307	6,081

Total Asset-Backed Securities (Cost $346,549)			378,931

SOVEREIGN ISSUES 4.1%

Argentina Government International Bond
3.750% due 12/31/2038 þ		14,300	5,738
5.875% due 01/11/2028		6,550	2,677
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	4,641	35
79.499% (ARLLMONP) due 06/21/2020 ~(a)		168,901	1,274

Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	15,296	16,963

Brazil Government International Bond
5.625% due 02/21/2047		$4,400	4,936

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	32,072	10,205
6.000% due 05/15/2055		24,621	8,826

Israel Government International Bond
4.125% due 01/17/2048		$1,300	1,530

Japan Government International Bond
0.100% due 03/10/2028 (e)	JPY	7,007,477	67,596

Saudi Government International Bond
2.375% due 10/26/2021		$300	301
4.000% due 04/17/2025		2,900	3,112
5.000% due 04/17/2049		1,700	2,050

Total Sovereign Issues (Cost $137,523)			125,243

SHORT-TERM INSTRUMENTS 0.5%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		7,200	7,218

REPURCHASE AGREEMENTS (h) 0.2%
			6,917

ARGENTINA TREASURY BILLS 0.0%
54.201% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	10,070	102

U.S. TREASURY BILLS 0.1%
1.876% due 10/22/2019 - 12/26/2019 (c)(d)(i)(m)		$1,984	1,977

Total Short-Term Instruments (Cost $16,267)			16,214

Total Investments in Securities (Cost $3,500,227)			3,597,499

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.1%

SHORT-TERM INSTRUMENTS 16.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.1%

PIMCO Short Asset Portfolio	49,404,166	$491,720

PIMCO Short-Term Floating NAV Portfolio III	432,479	4,278

Total Short-Term Instruments (Cost $498,724)		495,998

Total Investments in Affiliates (Cost $498,724)		495,998

Total Investments 132.7% (Cost $3,998,951)		$4,093,497

Financial Derivative Instruments (j)(l) 1.7% (Cost or Premiums, net $21,117)		52,276

Other Assets and Liabilities, net (34.4)%		(1,061,850)

Net Assets 100.0%		$3,083,923

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$	428	U.S. Treasury Notes 2.250% due 03/31/2021	$(438)	$428	$428
MEI	1.700	09/24/2019	11/07/2019	CAD	8,597	Canada Government International Bond 2.750% due 12/01/2048	(6,452)	6,489	6,491

Total Repurchase Agreements							$(6,890)	$6,917	$6,919

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.310%	09/18/2019	10/08/2019	$	(11,583)	$(11,593)
BOS	2.200	09/18/2019	10/16/2019		(77,756)	(77,818)
GRE	2.500	09/26/2019	10/03/2019		(4,217)	(4,218)
SCX	2.270	09/25/2019	10/03/2019		(18,988)	(18,995)

Total Reverse Repurchase Agreements						$(112,624)

66	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
GSC	2.220%	08/21/2019	10/07/2019	$	(83,800)	$(84,012)
TDM	2.250	09/26/2019	10/03/2019		(5,514)	(5,516)

Total Sale-Buyback Transactions						$(89,528)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.3)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049		$9,600	$(10,279)	$(10,292)

Sovereign Issues (0.8)%
Canada Government Bond	2.750	12/01/2048	CAD	24,300	(23,217)	(23,783)

Total Short Sales (1.1)%					$(33,496)	$(34,075)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(11,593)	$0	$0	$(11,593)	$11,694	$101
BOS	0	(77,818)	0	0	(77,818)	77,733	(85)
FICC	428	0	0	0	428	(438)	(10)
GRE	0	(4,218)	0	0	(4,218)	4,223	5
MEI	6,491	0	0	0	6,491	(6,452)	39
SCX	0	(18,995)	0	0	(18,995)	18,948	(47)

Master Securities Forward Transaction Agreement
BPS	0	0	0	(23,783)	(23,783)	0	(23,783)
GSC	0	0	(84,012)	0	(84,012)	83,946	(66)
TDM	0	0	(5,516)	0	(5,516)	5,973	457

Total Borrowings and Other Financing Transactions	$6,919	$(112,624)	$(89,528)	$(23,783)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(112,624)	$0	$0	$(112,624)

Total	$0	$(112,624)	$0	$0	$(112,624)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(89,528)	0	0	(89,528)

Total	$0	$(89,528)	$0	$0	$(89,528)

Total Borrowings	$0	$(202,152)	$0	$0	$(202,152)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(202,152)

(i)	Securities with an aggregate market value of $203,283 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(328,905) at a weighted average interest rate of 2.375%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(32) of deferred price drop.
(4)	Payable for short sales includes $197 of accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$111.375	11/22/2019	886	$1,772	$8	$1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.500	11/22/2019	153	306	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.875	11/22/2019	571	1,142	5	1
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	112.000	11/22/2019	251	502	2	0
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.250	11/22/2019	879	879	7	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	3,802	3,802	33	4
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	3,068	7,670	1,101	1,246

Total Purchased Options					$1,157	$1,253

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	3,068	$7,670	$(328)	$(268)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	3,068	7,670	(624)	(652)

Total Written Options					$(952)	$(920)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	126	$23,930	$(34)	$6	$(15)
Mini MSCI EAFE Index December Futures	12/2019	1,810	171,805	(967)	641	0
U.S. Treasury 5-Year Note December Futures	12/2019	1,033	123,080	(645)	0	(49)
U.S. Treasury 10-Year Note December Futures	12/2019	613	79,882	(742)	0	(48)

				$(2,388)	$647	$(112)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	126	$(92)	$40	$11	$0
U.S. Treasury 2-Year Note December Futures	12/2019	4,947	(1,066,079)	3,107	154	0
U.S. Treasury 30-Year Bond December Futures	12/2019	1,570	(254,831)	4,741	49	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	305	(58,531)	1,327	0	(19)

				$9,215	$214	$(19)

Total Futures Contracts				$6,827	$861	$(131)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Boston Scientific Corp.	(1.000)%	Quarterly	06/20/2020	0.044%	$	2,000	$(52)	$37	$(15)	$0	$0
Constellation Energy Group, Inc.	(1.000)	Quarterly	06/20/2020	0.038		1,000	(27)	20	(7)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	09/20/2020	0.142		1,500	(35)	22	(13)	0	0

							$(114)	$79	$(35)	$0	$0

68	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2023	0.405%	$	6,300	$(73)	$228	$155	$2	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921	EUR	6,600	45	(16)	29	0	(2)

							$(28)	$212	184	$2	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	1.000%	Quarterly	06/20/2024	$54,600	$951	$216	$1,167	$34	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	73,800	1,495	(22)	1,473	59	0

					$2,446	$194	$2,640	$93	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	172,600	$(21)	$(6,403)	$(6,424)	$72	$0
Pay(7)	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	26,250	(320)	4,425	4,105	0	(28)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/21/2020	$	1,300	17	(14)	3	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/20/2021		113,300	3,210	(3,815)	(605)	19	0
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		182,900	251	3,576	3,827	4	0
Receive(7)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		48,700	0	(2,511)	(2,511)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		27,200	(1,547)	215	(1,332)	6	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		131,200	(34)	(11,140)	(11,174)	15	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		79,800	0	(6,822)	(6,822)	9	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		104,800	5,871	(9,194)	(3,323)	31	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,800	(8)	(87)	(95)	1	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		129,100	(204)	(4,177)	(4,381)	5	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		228,200	3,700	44	3,744	0	(56)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		78,510	(1,924)	344	(1,580)	19	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		104,800	1,612	(3,691)	(2,079)	27	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		16,200	907	(927)	(20)	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		8,800	(181)	(531)	(712)	3	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		99,700	5,922	(12,254)	(6,332)	68	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		29,500	(86)	(78)	(164)	7	0
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		6,400	197	(1,350)	(1,153)	0	(10)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		400	46	(122)	(76)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		40,720	(96)	(5,148)	(5,244)	0	(54)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		200	(1)	(13)	(14)	0	0
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		100	(1)	3	2	0	0
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		1,100	(7)	(2)	(9)	0	(2)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		600	(2)	15	13	0	(1)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	6,800,000	(2,353)	(276)	(2,629)	112	0
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	6,900	(64)	155	91	4	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,350	(7)	(622)	(629)	0	(9)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		4,850	15	1,526	1,541	23	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	96,900	0	(363)	(363)	0	(174)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	38,200	(4)	(1,074)	(1,078)	40	0
Pay	UKRPI	3.593	Maturity	11/15/2028		6,300	0	(65)	(65)	8	0
Pay	UKRPI	3.595	Maturity	11/15/2028		24,400	293	(536)	(243)	29	0
Pay	UKRPI	3.603	Maturity	11/15/2028		7,500	0	(65)	(65)	9	0

							$15,181	$(60,977)	$(45,796)	$516	$(336)

Total Swap Agreements							$17,485	$(60,492)	$(43,007)	$611	$(338)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1,253	$861	$611	$2,725	$(920)	$(131)	$(338)	$(1,389)

(k)

Securities with an aggregate market value of $46,222 and cash of $4,890 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	CHF	105,190		$107,386	$1,991	$0
	10/2019	DKK	343,212		52,683	2,579	0
	10/2019	MXN	300		15	0	0
	10/2019	SEK	296,228		30,499	407	0
	10/2019		$215,659	AUD	319,179	0	(230)
	10/2019		30,083	DKK	204,489	0	(230)
	10/2019		9,111	GBP	7,384	0	(32)
	10/2019		698,178	JPY	75,092,906	0	(3,677)
	10/2019		5,542	NZD	8,800	0	(31)
	11/2019	AUD	319,179		$215,899	220	0
	11/2019	JPY	75,092,907		699,779	3,737	0
	11/2019	NZD	8,800		5,546	31	0
	11/2019	TWD	171,938		5,482	0	(77)
	01/2020	DKK	204,489		30,328	242	0
	01/2020		$15	MXN	300	0	0

BPS	10/2019	EUR	7,756		$8,557	103	0
	10/2019		$1,024	DKK	6,920	0	(13)
	10/2019		9,892	EUR	9,005	0	(77)
	10/2019		76,854	SEK	749,421	0	(725)
	11/2019	SEK	749,422		$77,023	729	0
	12/2019	TWD	373,445		12,006	0	(97)

BRC	10/2019	CAD	22,280		16,813	0	(4)
	10/2019		$27,957	JPY	2,987,300	0	(329)
	10/2019		15	MXN	300	0	0
	12/2019		30,761	SGD	42,474	0	(3)

70	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	10/2019	EUR	49,388		$54,649	$818	$0
	10/2019	GBP	281,784		343,876	0	(2,592)
	10/2019	NZD	8,800		5,585	75	0
	10/2019		$18,256	EUR	16,676	0	(80)
	10/2019		15	MXN	300	0	0
	10/2019		15,593	ZAR	222,643	0	(904)
	11/2019		13,158	COP	44,534,211	0	(393)

GLM	10/2019	MXN	300		$15	0	0
	10/2019	NOK	102,114		11,262	38	0
	10/2019		$6,158	AUD	8,955	0	(114)
	10/2019		16,427	CAD	21,784	16	0
	10/2019		332,434	CHF	330,195	0	(1,594)
	10/2019		2,528	COP	8,091,532	0	(204)
	10/2019		7,982	EUR	7,220	0	(113)
	10/2019		29,773	GBP	24,088	0	(156)
	10/2019		686	SEK	6,716	0	(4)
	11/2019	CHF	330,195		$333,357	1,569	0
	11/2019	SEK	6,716		688	4	0
	11/2019		$11,269	NOK	102,114	0	(38)
	01/2020	DKK	165,545		$24,411	54	0

HUS	10/2019	AUD	334,104		225,608	105	0
	10/2019	CAD	46,347		34,859	0	(125)
	10/2019	GBP	179,459		219,108	0	(1,546)
	10/2019		$4,108	AUD	5,970	0	(78)
	10/2019		34,706	CAD	46,003	18	0
	10/2019		11,327	NOK	102,114	0	(103)
	10/2019		1,493	SEK	14,405	0	(30)
	11/2019	CAD	46,003		$34,724	0	(18)
	11/2019	TWD	552,477		17,648	0	(217)
	11/2019		$61,166	CNH	414,431	0	(3,181)
	12/2019	HKD	916,650		$116,855	0	(188)
	12/2019		$14,370	HKD	112,614	10	(1)
	01/2021	BRL	3,010		$464	0	(237)

JPM	10/2019		63,004		15,129	0	(35)
	10/2019	CAD	8,593		6,484	0	(2)
	10/2019		$9,140	ARS	587,314	101	0
	10/2019		15,224	BRL	63,004	0	(61)
	10/2019		978,444	EUR	896,421	0	(1,389)
	11/2019	CNH	241,565		$34,534	735	0
	11/2019	EUR	896,421		980,853	1,369	0
	11/2019	TWD	221,404		7,077	0	(82)
	12/2019	ILS	35,688		10,183	0	(124)

MYI	10/2019	CHF	230,493		$235,468	4,525	0
	10/2019		$528,258	GBP	429,772	167	0
	11/2019	EUR	34,460		$37,790	137	0
	11/2019	GBP	429,772		528,924	0	(210)
	11/2019		$10,486	TWD	329,357	164	0
	12/2019	SGD	97,401		70,198	0	(337)

RYL	10/2019	DKK	33,745		5,000	74	0
	12/2019		$3,880	CNH	27,851	13	0

SCX	10/2019	BRL	63,004		$15,224	60	0
	10/2019	SEK	474,315		49,100	918	0
	10/2019		$15,129	BRL	63,004	35	0
	10/2019		15,115	RUB	963,941	0	(278)
	11/2019	CNH	172,865		$24,693	507	0
	11/2019		$15,195	BRL	63,004	0	(66)
	12/2019		14,911	IDR	216,680,315	223	0

SSB	10/2019	EUR	906,638		$1,002,849	14,658	0
	10/2019		$7,093	CAD	9,433	27	0
	10/2019		14,450	JPY	1,557,200	0	(49)

UAG	10/2019	JPY	79,637,407		$754,857	18,326	0
	10/2019		$5,548	CHF	5,488	0	(49)
	12/2019	CNY	28,780		$4,029	0	(2)

Total Forward Foreign Currency Contracts						$54,785	$(20,125)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	503,500	$1,850	$3,105
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	1,115,800	4,388	6,837
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	304,300	2,435	10,244
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	310,900	1,824	7,826
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	70,600	2,838	7

Total Purchased Options							$13,335	$28,019

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	12,272	$(65)	$(3)
	Call - OTC USD versus BRL		4.171	10/11/2019	12,272	(67)	(96)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	12,272	(46)	(14)
	Call - OTC USD versus RUB		66.376	10/14/2019	12,272	(48)	(19)

						$(226)	$(132)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	160,700	$(2,435)	$(12,098)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	164,100	(1,824)	(9,653)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	161,100	(1,801)	(4,471)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	356,900	(4,386)	(10,569)

							$(10,446)	$(36,791)

Total Written Options							$(10,672)	$(36,923)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	2,385	$440	$(343)	$97	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		70	13	(10)	3	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		1,650	315	(248)	67	0

								$768	$(601)	$167	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	52,400	$(4)	$50	$46	$0

72	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	NDDUEAFE Index	16,132	1.845% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	$93,690	$0	$865	$865	$0
	Receive	NDDUEAFE Index	36,020	2.087% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	213,422	0	(1,922)	0	(1,922)

FBF	Receive	NDDUEAFE Index	48,660	1.929% (3-Month USD-LIBOR less a specified spread)	Maturity	10/07/2020	290,339	0	(1,979)	0	(1,979)

JPM	Receive	NDDUEAFE Index	36,020	2.007% (3-Month USD-LIBOR less a specified spread)	Maturity	05/26/2020	213,422	0	(1,847)	0	(1,847)

MEI	Receive	NDDUEAFE Index	6,390	1.966% (3-Month USD-LIBOR less a specified spread)	Quarterly	09/23/2020	38,124	0	(249)	0	(249)

MYI	Receive	NDDUEAFE Index	57,465	1.914% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/20/2020	322,924	0	17,152	17,152	0
	Receive	NDDUEAFE Index	47,531	1.935% (3-Month USD-LIBOR less a specified spread)	Quarterly	06/17/2020	283,156	0	(1,456)	0	(1,456)
	Receive	NDDUEAFE Index	93,140	2.093% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/15/2020	559,125	0	(9,201)	0	(9,201)
	Receive	NDDUEAFE Index	72,427	1.961% (3-Month USD-LIBOR less a specified spread)	Maturity	09/16/2020	417,681	0	10,732	10,732	0

UAG	Receive	NDDUEAFE Index	66,398	1.932% (3-Month USD-LIBOR less a specified spread)	Maturity	09/23/2020	379,897	0	13,163	13,163	0
	Receive	NDDUEAFE Index	9,371	1.945% (3-Month USD-LIBOR less a specified spread)	Quarterly	11/18/2020	55,826	0	(287)	0	(287)

								$0	$24,971	$41,912	$(16,941)

Total Swap Agreements								$764	$24,420	$42,125	$(16,941)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$9,207	$0	$0	$9,207	$(4,277)	$(99)	$0	$(4,376)	$4,831	$(3,820)	$1,011
BPS	832	0	97	929	(912)	0	0	(912)	17	0	17
BRC	0	0	0	0	(336)	0	0	(336)	(336)	324	(12)
CBK	893	0	868	1,761	(3,969)	(33)	(1,922)	(5,924)	(4,163)	3,838	(325)
FBF	0	0	0	0	0	0	(1,979)	(1,979)	(1,979)	1,051	(928)
GLM	1,681	0	46	1,727	(2,223)	0	0	(2,223)	(496)	322	(174)
HUS	133	0	67	200	(5,724)	0	0	(5,724)	(5,524)	6,321	797
JPM	2,205	0	0	2,205	(1,693)	0	(1,847)	(3,540)	(1,335)	348	(987)
MEI	0	0	0	0	0	0	(249)	(249)	(249)	333	84
MYC	0	28,019	0	28,019	0	(36,791)	0	(36,791)	(8,772)	6,993	(1,779)
MYI	4,993	0	27,884	32,877	(547)	0	(10,657)	(11,204)	21,673	(25,620)	(3,947)
RYL	87	0	0	87	0	0	0	0	87	(130)	(43)
SCX	1,743	0	0	1,743	(344)	0	0	(344)	1,399	(1,150)	249
SSB	14,685	0	0	14,685	(49)	0	0	(49)	14,636	(11,028)	3,608
UAG	18,326	0	13,163	31,489	(51)	0	(287)	(338)	31,151	(31,330)	(179)

Total Over the Counter	$54,785	$28,019	$42,125	$124,929	$(20,125)	$(36,923)	$(16,941)	$(73,989)

(m)

Securities with an aggregate market value of $21,569 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Schedule of Investments PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged) (Cont.)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,253	$1,253
Futures	0	0	641	0	220	861
Swap Agreements	0	95	0	0	516	611

	$0	$95	$641	$0	$1,989	$2,725

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54,785	$0	$54,785
Purchased Options	0	0	0	0	28,019	28,019
Swap Agreements	0	167	41,912	0	46	42,125

	$0	$167	$41,912	$54,785	$28,065	$124,929

	$0	$262	$42,553	$54,785	$30,054	$127,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$920	$920
Futures	0	0	0	0	131	131
Swap Agreements	0	2	0	0	336	338

	$0	$2	$0	$0	$1,387	$1,389

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,125	$0	$20,125
Written Options	0	0	0	132	36,791	36,923
Swap Agreements	0	0	16,941	0	0	16,941

	$0	$0	$16,941	$20,257	$36,791	$73,989

	$0	$2	$16,941	$20,257	$38,178	$75,378

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(68)	$(68)
Written Options	0	0	0	0	1,424	1,424
Futures	0	0	3,432	0	(35,300)	(31,868)
Swap Agreements	0	3,473	0	0	(51,401)	(47,928)

	$0	$3,473	$3,432	$0	$(85,345)	$(78,440)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$112,903	$0	$112,903
Purchased Options	0	0	0	(553)	(1,007)	(1,560)
Written Options	0	36	0	1,171	(4,378)	(3,171)
Swap Agreements	0	(238)	(61,461)	0	0	(61,699)

	$0	$(202)	$(61,461)	$113,521	$(5,385)	$46,473

	$0	$3,271	$(58,029)	$113,521	$(90,730)	$(31,967)

74	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$196	$196
Written Options	0	0	0	0	32	32
Futures	0	0	(1,927)	0	14,979	13,052
Swap Agreements	0	380	0	0	(13,561)	(13,181)

	$0	$380	$(1,927)	$0	$1,646	$99

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,737	$0	$3,737
Purchased Options	0	0	0	112	16,251	16,363
Written Options	0	0	0	643	(17,864)	(17,221)
Swap Agreements	0	(155)	103,433	0	146	103,424

	$0	$(155)	$103,433	$4,492	$(1,467)	$106,303

	$0	$225	$101,506	$4,492	$179	$106,402

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,754	$6,896	$8,650
Corporate Bonds & Notes
Banking & Finance	0	210,346	0	210,346
Industrials	0	64,191	0	64,191
Utilities	0	34,658	0	34,658
Municipal Bonds & Notes
California	0	3,212	0	3,212
Illinois	0	5,046	0	5,046
Pennsylvania	0	143	0	143
Texas	0	2,248	0	2,248
U.S. Government Agencies	0	901,414	0	901,414
U.S. Treasury Obligations	0	1,699,086	0	1,699,086
Non-Agency Mortgage-Backed Securities	0	148,117	0	148,117
Asset-Backed Securities	0	378,931	0	378,931
Sovereign Issues	0	125,243	0	125,243
Short-Term Instruments
Certificates of Deposit	0	7,218	0	7,218
Repurchase Agreements	0	6,917	0	6,917
Argentina Treasury Bills	0	102	0	102
U.S. Treasury Bills	0	1,977	0	1,977

	$0	$3,590,603	$6,896	$3,597,499

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$495,998	$0	$0	$495,998

Total Investments	$495,998	$3,590,603	$6,896	$4,093,497

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(23,783)	$0	$(23,783)
U.S. Government Agencies	0	(10,292)	0	(10,292)

	$0	$(34,075)	$0	$(34,075)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,107	618	0	2,725
Over the counter	0	124,929	0	124,929

	$2,107	$125,547	$0	$127,654

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,051)	(338)	0	(1,389)
Over the counter	0	(73,989)	0	(73,989)

	$(1,051)	$(74,327)	$0	$(75,378)

Total Financial Derivative Instruments	$1,056	$51,220	$0	$52,276

Totals	$497,054	$3,607,748	$6,896	$4,111,698

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	75

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Alliant Holdings Intermediate, LLC
5.289% (LIBOR03M + 3.250%) due 05/09/2025 ~		$299	$298

Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~		397	396

Caesars Resort Collection LLC
4.794% (LIBOR03M + 2.750%) due 12/22/2024 ~		1,179	1,173

Diamond Resorts Corp.
5.796% (LIBOR03M + 3.750%) due 09/02/2023 ~		595	581

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,500	1,517

Verifone Systems, Inc.
6.136% (LIBOR03M + 4.000%) due 08/20/2025 ~		298	285

Total Loan Participations and Assignments (Cost $4,237)			4,250

CORPORATE BONDS & NOTES 46.0%

BANKING & FINANCE 14.2%

AerCap Ireland Capital DAC
4.500% due 05/15/2021		1,000	1,033

AIB Group PLC
4.263% due 04/10/2025 •		500	521

American Tower Corp.
2.750% due 01/15/2027 (b)		200	200
3.125% due 01/15/2027		1,800	1,837

Bank of America Corp.
2.917% (US0003M + 0.790%) due 03/05/2024 ~		1,100	1,102
4.100% due 07/24/2023		300	321

Barclays Bank PLC
7.625% due 11/21/2022 (j)		2,500	2,758
10.179% due 06/12/2021		740	828

Barclays PLC
7.875% due 09/15/2022 •(i)(j)	GBP	700	917
8.000% due 12/15/2020 •(i)(j)	EUR	200	234

Berkshire Hathaway Finance Corp.
4.200% due 08/15/2048		$100	117

Blackstone Holdings Finance Co. LLC
3.500% due 09/10/2049		600	590

BNP Paribas S.A.
7.625% due 03/30/2021 •(i)(j)		800	843

BOC Aviation Ltd.
3.500% due 10/10/2024		1,200	1,233

BPCE S.A.
4.500% due 03/15/2025		900	957
4.625% due 07/11/2024		1,200	1,280

Brixmor Operating Partnership LP
3.303% (US0003M + 1.050%) due 02/01/2022 ~		300	299
4.125% due 05/15/2029		200	214

Carlyle Finance LLC
5.650% due 09/15/2048		100	118

Carlyle Holdings Finance LLC
5.625% due 03/30/2043		1,100	1,286

China Evergrande Group
6.250% due 06/28/2021		200	181
8.250% due 03/23/2022		300	269

CIT Group, Inc.
4.750% due 02/16/2024		400	423

Citigroup, Inc.
8.125% due 07/15/2039		780	1,276

CNA Financial Corp.
3.900% due 05/01/2029		400	433

Commonwealth Bank of Australia
3.743% due 09/12/2039 (j)		1,300	1,294

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Country Garden Holdings Co. Ltd.
7.250% due 04/04/2021		$800	$802

Credit Suisse Group AG
2.997% due 12/14/2023 •		2,100	2,121

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		1,400	1,463

Crown Castle International Corp.
4.000% due 03/01/2027		200	216
4.000% due 11/15/2049		800	846

CVS Pass-Through Trust
4.704% due 01/10/2036		2,910	3,162

Danske Bank A/S
3.244% due 12/20/2025 •		300	303

Deutsche Bank AG
4.250% due 10/14/2021		3,000	3,044

Discover Bank
4.650% due 09/13/2028		1,000	1,115

Duke Realty LP
3.375% due 12/15/2027		300	313

ESH Hospitality, Inc.
4.625% due 10/01/2027		100	100

Fidelity National Financial, Inc.
5.500% due 09/01/2022		2,800	3,006

FMR LLC
4.950% due 02/01/2033		2,000	2,469

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		700	701

GE Capital UK Funding Unlimited Co.
5.125% due 05/24/2023	GBP	300	408

Goldman Sachs Group, Inc.
2.876% due 10/31/2022 •		$600	607
3.272% due 09/29/2025 •		1,400	1,446
3.691% due 06/05/2028 •		1,600	1,681

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		900	920

Healthcare Trust of America Holdings LP
3.500% due 08/01/2026		1,300	1,341

HSBC Holdings PLC
6.375% due 09/17/2024 •(i)(j)		900	945

ING Groep NV
3.550% due 04/09/2024		1,200	1,255

JPMorgan Chase & Co.
5.419% (US0003M + 3.320%) due 01/01/2020 ~(i)		2,400	2,403

Kimco Realty Corp.
2.800% due 10/01/2026		1,600	1,610

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		500	501
4.344% due 01/09/2048		700	718

LoanCore Capital Markets LLC
6.875% due 06/01/2020		100	99

Mid-America Apartments LP
3.750% due 06/15/2024		1,500	1,578

Morgan Stanley
3.208% (US0003M + 0.930%) due 07/22/2022 ~		500	504
3.407% (US0003M + 1.220%) due 05/08/2024 ~		200	203
3.591% due 07/22/2028 •		1,700	1,795

National Retail Properties, Inc.
3.500% due 10/15/2027		900	943

Nationwide Building Society
4.000% due 09/14/2026		1,600	1,641

Navient Corp.
7.250% due 01/25/2022		200	216

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		200	216

Physicians Realty LP
3.950% due 01/15/2028		400	419

Protective Life Corp.
3.400% due 01/15/2030		600	610

Prudential Financial, Inc.
3.700% due 03/13/2051		800	829

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quicken Loans, Inc.
5.250% due 01/15/2028		$300	$311

Royal Bank of Scotland Group PLC
5.076% due 01/27/2030 •		1,200	1,344
7.648% due 09/30/2031 •(i)		1,900	2,631

Santander UK Group Holdings PLC
7.375% due 06/24/2022 •(i)(j)	GBP	200	261

Santander UK PLC
2.875% due 06/18/2024		$400	406

Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		200	215

Service Properties Trust
4.950% due 10/01/2029		300	297

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		200	202

Spirit Realty LP
4.450% due 09/15/2026		1,500	1,605

SURA Asset Management S.A.
4.375% due 04/11/2027		1,300	1,380

Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		1,100	1,370

TP ICAP PLC
5.250% due 01/26/2024	GBP	500	659

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~		$2,100	2,111

Wells Fargo Bank N.A.
5.850% due 02/01/2037		750	996
6.600% due 01/15/2038		400	572

Weyerhaeuser Co.
4.000% due 11/15/2029		700	762
7.375% due 03/15/2032		1,200	1,683

			79,918

INDUSTRIALS 23.7%

AbbVie, Inc.
4.400% due 11/06/2042		3,100	3,206

Alcon Finance Corp.
3.800% due 09/23/2049		500	527

Alibaba Group Holding Ltd.
3.400% due 12/06/2027		3,600	3,743

Allegion PLC
3.500% due 10/01/2029		600	607

Altria Group, Inc.
4.800% due 02/14/2029		1,400	1,537

American Airlines Pass-Through Trust
3.350% due 04/15/2031		1,513	1,561
3.600% due 04/15/2031		236	243
3.650% due 12/15/2029		439	458
4.375% due 04/01/2024		486	499

Amgen, Inc.
4.950% due 10/01/2041		1,214	1,441

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048		1,192	1,348
4.950% due 01/15/2042		1,500	1,773

Anthem, Inc.
4.650% due 01/15/2043		1,600	1,773

Aptiv PLC
4.350% due 03/15/2029		600	649

Avon International Operations, Inc.
7.875% due 08/15/2022		100	105

Bacardi Ltd.
4.700% due 05/15/2028		1,200	1,312

BAT Capital Corp.
4.390% due 08/15/2037		1,200	1,167
4.540% due 08/15/2047		400	385
4.758% due 09/06/2049		300	294

Becton Dickinson and Co.
3.734% due 12/15/2024		647	685

Boeing Co.
3.750% due 02/01/2050		1,100	1,194

76	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.800% due 03/20/2033		$956	$1,013
4.125% due 03/20/2033		1,530	1,615

Broadcom, Inc.
3.125% due 10/15/2022		100	101
4.250% due 04/15/2026		1,900	1,965

Canadian Pacific Railway Co.
6.125% due 09/15/2115		400	599

Charter Communications Operating LLC
5.375% due 05/01/2047		2,500	2,725

Cigna Corp.
4.800% due 08/15/2038		2,100	2,367

Comcast Corp.
3.969% due 11/01/2047		2,279	2,519
4.700% due 10/15/2048		1,300	1,596
6.400% due 05/15/2038		12	17
6.500% due 11/15/2035		200	281

Community Health Systems, Inc.
8.625% due 01/15/2024		300	311

Conagra Brands, Inc.
5.300% due 11/01/2038		1,100	1,284

CSN Resources S.A.
7.625% due 04/17/2026		800	832

CVS Health Corp.
5.050% due 03/25/2048		800	911

DAE Funding LLC
4.500% due 08/01/2022		100	102

Dell International LLC
4.000% due 07/15/2024		1,100	1,151
4.420% due 06/15/2021		200	206
5.450% due 06/15/2023		2,500	2,724

Deutsche Telekom International Finance BV
8.750% due 06/15/2030		600	887

Discovery Communications LLC
4.950% due 05/15/2042		2,700	2,838

Ecopetrol S.A.
7.375% due 09/18/2043		2,000	2,680

Elanco Animal Health, Inc.
4.272% due 08/28/2023		100	105

Enbridge, Inc.
4.500% due 06/10/2044		1,500	1,648

Encana Corp.
6.500% due 08/15/2034		500	610

Energy Transfer Operating LP
4.050% due 03/15/2025		1,100	1,151
6.625% due 10/15/2036		500	606
7.500% due 07/01/2038		400	514

Entergy Louisiana LLC
4.200% due 04/01/2050		400	471

Enterprise Products Operating LLC
5.750% due 03/01/2035		200	240

EQM Midstream Partners LP
4.125% due 12/01/2026		400	373

Fairstone Financial, Inc.
7.875% due 07/15/2024		500	524

Fiserv, Inc.
3.200% due 07/01/2026		400	415

Ford Motor Co.
7.450% due 07/16/2031		2,200	2,526

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		300	299

General Electric Co.
0.375% due 05/17/2022	EUR	500	543
5.875% due 01/14/2038		$100	120
6.250% due 09/29/2020	GBP	300	386
6.750% due 03/15/2032		$831	1,046
6.875% due 01/10/2039		444	589

General Motors Co.
5.150% due 04/01/2038		1,900	1,922

Gerdau Trade, Inc.
4.875% due 10/24/2027		900	948

Globo Comunicacao e Participacoes S.A.
5.125% due 03/31/2027		200	206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GTL Trade Finance, Inc.
5.893% due 04/29/2024		$364	$400

Humana, Inc.
3.950% due 08/15/2049		800	801

Huntsman International LLC
4.500% due 05/01/2029		900	950

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	300	339

IHS Markit Ltd.
4.250% due 05/01/2029		$600	647

Kaiser Foundation Hospitals
4.150% due 05/01/2047		500	604

Kinder Morgan, Inc.
3.583% (US0003M + 1.280%) due 01/15/2023 ~		200	202

Kraft Heinz Foods Co.
3.000% due 06/01/2026		1,000	990
4.625% due 01/30/2029		500	542
4.875% due 10/01/2049		200	202
6.500% due 02/09/2040		800	949

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		446	448

Lear Corp.
5.250% due 05/15/2049		500	513

Masco Corp.
7.750% due 08/01/2029		1,118	1,434

Mondelez International Holdings Netherlands BV
2.125% due 09/19/2022		500	499

Mylan NV
3.950% due 06/15/2026		2,400	2,486
5.250% due 06/15/2046		100	106

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		950	1,138

Newmont Goldcorp Corp.
2.800% due 10/01/2029		1,100	1,088

Norfolk Southern Corp.
5.100% due 08/01/2118		800	982

NXP BV
3.875% due 06/18/2026		900	948

Occidental Petroleum Corp.
7.950% due 06/15/2039		800	1,109

Oracle Corp.
4.125% due 05/15/2045		1,900	2,156

Owens Corning
3.400% due 08/15/2026		1,300	1,307

Penske Truck Leasing Co. LP
3.350% due 11/01/2029		500	498

PerkinElmer, Inc.
3.300% due 09/15/2029		300	300

Petroleos Mexicanos
6.350% due 02/12/2048		4,725	4,360

Pride International LLC
7.875% due 08/15/2040		200	100

QVC, Inc.
5.950% due 03/15/2043		2,100	2,109

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,500	1,658

Sands China Ltd.
5.125% due 08/08/2025		700	770
5.400% due 08/08/2028		1,700	1,919

Saudi Arabian Oil Co.
4.375% due 04/16/2049		300	328

Southern Co.
3.250% due 07/01/2026		800	827

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		160	168

Studio City Co. Ltd.
7.250% due 11/30/2021		1,600	1,642

Suncor Energy, Inc.
6.500% due 06/15/2038		100	138

Sunoco Logistics Partners Operations LP
3.900% due 07/15/2026		1,200	1,246

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
4.441% due 04/24/2023		$400	$418

Takeda Pharmaceutical Co. Ltd.
5.000% due 11/26/2028		600	703

Tencent Holdings Ltd.
3.280% due 04/11/2024		1,100	1,131

Tennessee Gas Pipeline Co. LLC
7.625% due 04/01/2037		100	135

Teva Pharmaceutical Finance Co. BV
2.950% due 12/18/2022		100	86

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036		29	22

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		600	487

Texas Eastern Transmission LP
4.150% due 01/15/2048		2,800	2,955

Thermo Fisher Scientific, Inc.
1.500% due 10/01/2039	EUR	500	551

Thomson Reuters Corp.
5.650% due 11/23/2043		$3,500	4,195

Time Warner Cable LLC
5.500% due 09/01/2041		1,297	1,401
5.875% due 11/15/2040		400	448

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		600	699
6.200% due 10/15/2037		100	130
7.250% due 08/15/2038		150	215

Transocean Pontus Ltd.
6.125% due 08/01/2025		267	272

Triumph Group, Inc.
4.875% due 04/01/2021		1,000	1,002
6.250% due 09/15/2024		800	834

Union Pacific Railroad Co. Pass-Through Trust
5.404% due 07/02/2025		258	268

United Airlines Pass-Through Trust
3.500% due 09/01/2031		1,341	1,406
4.000% due 10/11/2027		778	828

UnitedHealth Group, Inc.
6.625% due 11/15/2037		1,300	1,882

Vale Overseas Ltd.
6.875% due 11/10/2039		1,600	2,046

Vessel Management Services, Inc.
3.432% due 08/15/2036		1,688	1,796

VMware, Inc.
3.900% due 08/21/2027		700	721

Warner Media LLC
4.650% due 06/01/2044		200	205

Western Midstream Operating LP
5.500% due 08/15/2048		600	533

Williams Cos., Inc.
8.750% due 03/15/2032		137	198

Woodside Finance Ltd.
3.700% due 09/15/2026		1,600	1,656

Wyndham Destinations, Inc.
6.350% due 10/01/2025		400	444

Wynn Resorts Finance LLC
5.125% due 10/01/2029		600	630

Zoetis, Inc.
4.450% due 08/20/2048		300	357

			134,030

UTILITIES 8.1%

AEP Texas, Inc.
4.150% due 05/01/2049		400	461

American Water Capital Corp.
4.150% due 06/01/2049		300	345

Appalachian Power Co.
7.000% due 04/01/2038		100	145

AT&T, Inc.
4.500% due 03/09/2048		2,373	2,555
5.150% due 02/15/2050		3,100	3,635
5.300% due 08/15/2058		100	117

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	77

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berkshire Hathaway Energy Co.
5.950% due 05/15/2037	$400	$552

British Telecommunications PLC
9.625% due 12/15/2030	600	916

CNOOC Nexen Finance ULC
4.250% due 04/30/2024	1,200	1,285

Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	400	590

Duke Energy Carolinas LLC
6.450% due 10/15/2032	700	974

Emera, Inc.
6.750% due 06/15/2076 •	1,400	1,539

Enable Midstream Partners LP
3.900% due 05/15/2024	100	102
4.150% due 09/15/2029	700	675

Enel Finance International NV
2.650% due 09/10/2024	800	802
4.875% due 06/14/2029	1,500	1,704

FirstEnergy Transmission LLC
4.350% due 01/15/2025	400	432

Gazprom OAO Via Gaz Capital S.A.
6.510% due 03/07/2022	1,000	1,089

NGPL PipeCo LLC
7.768% due 12/15/2037	700	910

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,578

Pacific Gas & Electric Co.
5.400% due 01/15/2040 ^(d)	200	224
5.800% due 03/01/2037 ^(d)	800	905

Petrobras Global Finance BV
5.093% due 01/15/2030	2,194	2,291

Plains All American Pipeline LP
5.150% due 06/01/2042	300	305

Progress Energy, Inc.
7.750% due 03/01/2031	400	571

Rio Oil Finance Trust
9.250% due 07/06/2024	387	434

San Diego Gas & Electric Co.
4.300% due 04/01/2042	1,000	1,114

SES S.A.
5.300% due 04/04/2043	1,800	1,864

Shell International Finance BV
3.625% due 08/21/2042	1,100	1,184

Southern California Edison Co.
5.625% due 02/01/2036	200	245
6.000% due 01/15/2034	300	379

Sprint Corp.
7.250% due 09/15/2021	800	856

Telefonica Europe BV
8.250% due 09/15/2030	1,250	1,823

Verizon Communications, Inc.
2.625% due 08/15/2026	2,500	2,535
4.125% due 08/15/2046	1,800	2,010
4.672% due 03/15/2055	1,336	1,604

Virginia Electric & Power Co.
8.875% due 11/15/2038	1,000	1,674

Vodafone Group PLC
4.250% due 09/17/2050	1,200	1,228
4.875% due 06/19/2049	1,000	1,119

Wisconsin Electric Power Co.
4.300% due 12/15/2045	2,400	2,747

		45,518

Total Corporate Bonds & Notes (Cost $240,648)		259,466

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.9%

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	200	309

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	1,600	2,223

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	$2,000	$2,630

		5,162

GEORGIA 0.6%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	2,442	3,375

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	501

NEW YORK 0.1%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	400	566

OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.834% due 02/15/2041	1,700	2,768

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	98

Total Municipal Bonds & Notes (Cost $9,971)		12,470

U.S. GOVERNMENT AGENCIES 16.7%

Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (f)	20,000	15,884
3.980% due 07/01/2021	2,500	2,581
5.625% due 04/17/2028	100	128
6.210% due 08/06/2038	9,643	15,535

Fannie Mae UMBS
3.500% due 08/01/2046	4,686	4,930
4.000% due 10/01/2047 - 06/01/2049	537	563

Fannie Mae UMBS, TBA
2.500% due 11/01/2049 - 12/01/2049	12,500	12,427
3.000% due 11/01/2049	13,900	14,104

Freddie Mac
0.000% due 03/15/2031 (f)	1,100	857
3.650% due 02/25/2028 ~	1,800	2,000
5.000% due 04/15/2038	75	82
6.250% due 07/15/2032	300	444
6.750% due 03/15/2031	1,900	2,832

Freddie Mac UMBS
4.000% due 08/01/2048	243	252

Ginnie Mae
3.500% due 11/20/2044	1,555	1,762
4.000% due 06/20/2048	790	822
5.500% due 10/20/2037	577	711

Israel Government AID Bond
5.500% due 09/18/2033	1,800	2,540

Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 04/15/2030 (f)	16,400	14,126

Resolution Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (f)	2,300	1,843

Small Business Administration
5.290% due 12/01/2027	82	88

Total U.S. Government Agencies (Cost $84,326)		94,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 44.7%

U.S. Treasury Bonds
2.250% due 08/15/2049 (l)	$71,950	$74,087
2.750% due 08/15/2042 (n)	600	675
2.750% due 08/15/2047 (l)(n)(p)	6,008	6,807
2.875% due 05/15/2043 (l)(n)(p)	1,637	1,879
3.000% due 08/15/2048 (l)(n)	12,712	15,132
3.000% due 02/15/2049 (l)	1,747	2,085
3.125% due 02/15/2043 (l)	23,100	27,577
3.125% due 05/15/2048 (l)(n)	3,103	3,775
4.375% due 11/15/2039	40	56

U.S. Treasury Inflation Protected Securities (h)
0.750% due 02/15/2045 (n)	981	1,033
0.875% due 01/15/2029	406	433
1.375% due 02/15/2044 (n)	9,054	10,871

U.S. Treasury Notes
2.875% due 05/15/2049 (l)	54,450	63,570
1.625% due 08/15/2029	1,930	1,922

U.S. Treasury STRIPS (f)
0.000% due 05/15/2034	500	376
0.000% due 08/15/2040	4,500	2,964
0.000% due 11/15/2040	12,200	7,971
0.000% due 08/15/2042	2,600	1,608
0.000% due 05/15/2043	5,800	3,517
0.000% due 11/15/2043	1,000	599
0.000% due 11/15/2044	13,200	7,716
0.000% due 02/15/2045	200	116
0.000% due 05/15/2046	8,700	4,912
0.000% due 08/15/2047	22,500	12,358
0.000% due 08/15/2048	700	376

Total U.S. Treasury Obligations (Cost $222,953)		252,415

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%

1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	1,200	1,335

American Home Mortgage Investment Trust
2.598% due 11/25/2045 •	1,284	1,279

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	1,100	1,240
5.122% due 08/10/2035 ~	700	775

Bear Stearns Adjustable Rate Mortgage Trust
4.328% due 01/25/2035 ~	3	3

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~	883	886

Citigroup Mortgage Loan Trust, Inc.
5.131% due 03/25/2034 ~	49	50

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058	1,650	1,670

DBUBS Mortgage Trust
3.389% due 07/12/2044 •	373	375

Downey Savings & Loan Association Mortgage Loan Trust
4.489% due 07/19/2044 ~	35	36

GSMPS Mortgage Loan Trust
2.368% due 01/25/2036 •	1,117	978

IndyMac Mortgage Loan Trust
2.198% due 07/25/2047 •	112	96
2.208% due 04/25/2037 •	1,509	1,431

Merrill Lynch Mortgage Investors Trust
4.351% due 11/25/2035 •	802	827

New Residential Mortgage Loan Trust
4.500% due 05/25/2058	330	349

RBSSP Resecuritization Trust
4.050% due 12/25/2035 ~	395	402

SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2043 ~	1,600	1,733

Structured Adjustable Rate Mortgage Loan Trust
4.458% due 02/25/2034 ~	10	10

Structured Asset Mortgage Investments Trust
2.208% due 07/25/2046 ^•	49	42
2.238% due 05/25/2036 •	101	96

78	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.388% due 05/25/2034 •	$1,050	$954
2.438% due 06/25/2044 •	128	127
2.655% due 08/25/2046 •	1,006	988
3.294% due 01/25/2037 ^~	962	912

Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,300	1,318

Wells Fargo Mortgage-Backed Securities Trust
5.006% due 01/25/2035 ~	211	221

Total Non-Agency Mortgage-Backed Securities (Cost $17,411)		18,133

ASSET-BACKED SECURITIES 3.7%

Accredited Mortgage Loan Trust
2.888% due 01/25/2035 •	674	676

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	890	893
3.967% due 03/28/2034 þ	1,342	1,351

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •	873	885

Countrywide Asset-Backed Certificates
2.488% due 04/25/2036 •	1,800	1,737

Countrywide Asset-Backed Certificates Trust
2.718% due 11/25/2035 •	1,600	1,605

Equifirst Loan Securitization Trust
2.188% due 04/25/2037 •	1,118	1,071

First Franklin Mortgage Loan Trust
2.968% due 07/25/2033 •	1,043	1,020

HSI Asset Securitization Corp. Trust
2.178% due 05/25/2037 •	859	852

IXIS Real Estate Capital Trust
2.648% due 02/25/2036 •	835	841

JPMorgan Mortgage Acquisition Corp.
2.723% due 09/25/2035 •	400	397

JPMorgan Mortgage Acquisition Trust
2.238% due 07/25/2036 •	1,620	1,619
2.468% due 11/25/2036 •	1,615	1,592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		$1,706	$1,744

RAAC Trust
2.698% due 05/25/2044 •		426	427

Securitized Asset-Backed Receivables LLC Trust
2.258% due 03/25/2036 •		890	889

SLM Student Loan Trust
3.776% due 04/25/2023 •		80	81

Structured Asset Investment Loan Trust
2.168% due 06/25/2036 •		837	821
2.178% due 05/25/2036 •		820	784

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		1,808	1,813

Total Asset-Backed Securities (Cost $20,177)			21,098

SOVEREIGN ISSUES 1.3%

Argentina Government International Bond
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,287	10
79.499% (ARLLMONP) due 06/21/2020 ~(a)		34,690	262

Egypt Government International Bond
6.375% due 04/11/2031	EUR	600	681

Mexico Government International Bond
4.600% due 01/23/2046		$534	570

Oman Government International Bond
4.875% due 02/01/2025		600	602

Qatar Government International Bond
4.000% due 03/14/2029		1,000	1,109
4.500% due 04/23/2028		400	457

Saudi Government International Bond
4.625% due 10/04/2047		1,800	2,049

Spain Government International Bond
5.150% due 10/31/2044	EUR	700	1,488

Total Sovereign Issues (Cost $8,017)			7,228

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (k) 0.0%
			$157

ARGENTINA TREASURY BILLS 0.0%
40.172% due 02/26/2020 - 05/13/2020 (e)(f)	ARS	1,840	18

U.S. TREASURY BILLS 0.0%
1.817% due 12/26/2019 (f)(g)(l)		$1	1

Total Short-Term Instruments (Cost $194)			176

Total Investments in Securities (Cost $607,934)			669,747

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		17,838	176

Total Short-Term Instruments (Cost $176)			176

Total Investments in Affiliates (Cost $176)			176

Total Investments 118.6% (Cost $608,110)			$669,923

Financial Derivative Instruments (m)(o) 1.1% (Cost or Premiums, net $5,194)			6,457

Other Assets and Liabilities, net (19.7)%			(111,616)

Net Assets 100.0%			$564,764

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Coupon represents a yield to maturity.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	79

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	1.700%	09/26/2019	10/03/2019	$157	U.S. Treasury Notes 1.625% due 08/15/2029	$(158)	$157	$157

Total Repurchase Agreements						$(158)	$157	$157

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.190%	08/09/2019	11/12/2019	$(237)	$(238)
	2.330	07/24/2019	10/22/2019	(14,099)	(14,162)
BOS	2.270	08/21/2019	10/15/2019	(485)	(486)
BSN	2.290	08/01/2019	10/02/2019	(1,221)	(1,226)
	2.310	08/02/2019	10/03/2019	(7,892)	(7,923)
GRE	2.150	09/05/2019	10/07/2019	(14,216)	(14,238)
JPS	2.000	08/14/2019	10/15/2019	(585)	(586)
	2.040	08/20/2019	10/15/2019	(6,168)	(6,183)

Total Reverse Repurchase Agreements					$(45,042)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.050%	09/30/2019	10/07/2019	$(2,258)	$(2,258)
GSC	2.250	09/24/2019	10/01/2019	(43,649)	(43,668)
MSC	2.300	09/30/2019	10/01/2019	(820)	(821)
	2.400	09/27/2019	10/04/2019	(511)	(511)

Total Sale-Buyback Transactions					$(47,258)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
U.S. Government Agencies (0.5)%
Fannie Mae UMBS, TBA	3.500%	11/01/2049	$1,700	$(1,742)	$(1,744)
Fannie Mae UMBS, TBA	4.000	11/01/2049	100	(103)	(104)
Ginnie Mae, TBA	4.000	10/01/2049	900	(935)	(936)

Total U.S. Government Agencies				(2,780)	(2,784)

U.S. Treasury Obligations (0.4)%
U.S. Treasury Notes	1.625	08/15/2029	2,088	(2,060)	(2,084)

Total Short Sales (0.9)%				$(4,840)	$(4,868)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(14,400)	$0	$0	$(14,400)	$14,284	$(116)
BOS	157	(486)	0	0	(329)	315	(14)
BSN	0	(9,149)	0	0	(9,149)	9,294	145
GRE	0	(14,238)	0	0	(14,238)	14,213	(25)
JPS	0	(6,769)	0	0	(6,769)	6,813	44

80	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(2,258)	$0	$(2,258)	$2,265	$7
BOS	0	0	0	(557)	(557)	0	(557)
BPG	0	0	0	(1,527)	(1,527)	0	(1,527)
GSC	0	0	(43,668)	0	(43,668)	43,867	199
MSC	0	0	(1,332)	0	(1,332)	1,339	7

Total Borrowings and Other Financing Transactions	$157	$(45,042)	$(47,258)	$(2,084)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(44,804)	$(238)	$0	$(45,042)

Total	$0	$(44,804)	$(238)	$0	$(45,042)

Sale-Buyback Transactions
U.S. Treasury Obligations	(44,489)	(2,769)	0	0	(47,258)

Total	$(44,489)	$(2,769)	$0	$0	$(47,258)

Total Borrowings	$(44,489)	$(47,573)	$(238)	$0	$(92,300)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(92,300)

(l)	Securities with an aggregate market value of $93,957 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(102,555) at a weighted average interest rate of 2.396%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(1) of deferred price drop.
(4)	Payable for short sales includes $4 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
E-mini S&P 500 Index December Futures	12/2019	1,645	$244,982	$(2,005)	$1,209	$0
Euro-Bund 10-Year Bond December Futures	12/2019	42	7,977	(101)	2	(5)
U.S. Treasury 10-Year Note December Futures	12/2019	151	19,677	(238)	0	(12)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	147	28,210	(920)	9	0

				$(3,264)	$1,220	$(17)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2019	14	$(1,668)	$9	$1	$0

Total Futures Contracts				$(3,255)	$1,221	$(17)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Reference Entity										Asset	Liability
American International Group, Inc.	1.000%	Quarterly	12/20/2023	0.583%		$1,100	$4	$15	$19	$0	$0
AT&T, Inc.	1.000	Quarterly	06/20/2024	0.735		1,300	(5)	21	16	0	0
Berkshire Hathaway, Inc.	1.000	Quarterly	06/20/2022	0.270		700	13	1	14	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		600	(27)	28	1	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		400	(1)	(2)	(3)	0	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		2,000	(31)	3	(28)	1	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.308		1,100	16	(3)	13	0	0
Newell Brands, Inc.	1.000	Quarterly	12/20/2022	0.544		300	1	3	4	0	0
Sherwin-Williams Co.	1.000	Quarterly	12/20/2022	0.367		1,400	22	6	28	0	0
Volkswagen International Finance NV	1.000	Quarterly	06/20/2023	0.632	EUR	500	2	6	8	0	(1)

							$(6)	$78	$72	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-32 5-Year Index	(5.000)%	Quarterly	06/20/2024	$	99	$(7)	$0	$(7)	$0	$0
CDX.HY-33 5-Year Index	(5.000)	Quarterly	12/20/2024		1,900	(127)	(3)	(130)	0	(6)

						$(134)	$(3)	$(137)	$0	$(6)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
Index/Tranches								Asset	Liability
CDX.EM-31 5-Year Index	1.000%	Quarterly	06/20/2024	$1,000	$(34)	$(13)	$(47)	$1	$0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	100	(5)	0	(5)	0	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	202,400	4,435	(108)	4,327	123	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	36,400	738	(12)	726	29	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029	18,300	(128)	9	(119)	16	0

					$5,006	$(124)	$4,882	$169	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/16/2019	$10,800	$(375)	$326	$(49)	$0	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	1,700	11	(43)	(32)	0	0
Receive	3-Month USD-LIBOR	3.100	Semi-Annual	11/27/2023	1,400	(1)	(100)	(101)	0	0
Receive	3-Month USD-LIBOR	3.050	Semi-Annual	12/05/2023	1,600	(2)	(111)	(113)	0	0
Pay	3-Month USD-LIBOR	3.060	Semi-Annual	12/07/2023	1,200	10	75	85	0	0
Receive	3-Month USD-LIBOR	3.080	Semi-Annual	12/11/2023	1,400	(1)	(99)	(100)	0	0
Receive	3-Month USD-LIBOR	3.120	Semi-Annual	12/12/2023	1,400	(1)	(102)	(103)	0	0
Receive	3-Month USD-LIBOR	3.040	Semi-Annual	12/17/2023	1,300	(1)	(90)	(91)	0	0
Receive	3-Month USD-LIBOR	2.960	Semi-Annual	12/19/2023	1,400	(2)	(91)	(93)	1	0
Receive	3-Month USD-LIBOR	2.895	Semi-Annual	12/21/2023	1,100	(2)	(68)	(70)	0	0
Receive	3-Month USD-LIBOR	2.925	Semi-Annual	12/27/2023	1,400	(2)	(89)	(91)	1	0
Receive	3-Month USD-LIBOR	2.910	Semi-Annual	12/28/2023	1,400	(2)	(89)	(91)	0	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	12/31/2023	2,500	(3)	(161)	(164)	1	0
Receive	3-Month USD-LIBOR	2.930	Semi-Annual	01/02/2024	1,700	(2)	(99)	(101)	0	0
Receive	3-Month USD-LIBOR	2.870	Semi-Annual	01/03/2024	1,200	(1)	(67)	(68)	0	0
Receive	3-Month USD-LIBOR	2.890	Semi-Annual	01/07/2024	1,400	(2)	(79)	(81)	0	0
Receive	3-Month USD-LIBOR	2.850	Semi-Annual	01/08/2024	1,700	(2)	(94)	(96)	0	0
Receive	3-Month USD-LIBOR	2.760	Semi-Annual	01/09/2024	1,200	(1)	(62)	(63)	0	0
Receive	3-Month USD-LIBOR	2.720	Semi-Annual	01/15/2024	1,400	(2)	(69)	(71)	0	0
Receive	3-Month USD-LIBOR	2.710	Semi-Annual	01/22/2024	1,400	(2)	(69)	(71)	0	0
Receive	3-Month USD-LIBOR	2.475	Semi-Annual	03/25/2024	1,500	(2)	(61)	(63)	1	0
Receive	3-Month USD-LIBOR	2.430	Semi-Annual	03/26/2024	1,200	(1)	(47)	(48)	0	0
Receive	3-Month USD-LIBOR	2.450	Semi-Annual	03/27/2024	1,200	(1)	(48)	(49)	0	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	03/28/2024	1,100	(1)	(42)	(43)	0	0
Receive	3-Month USD-LIBOR	2.440	Semi-Annual	03/29/2024	1,200	(1)	(47)	(48)	0	0

82	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.480%	Semi-Annual	04/02/2024		$1,200	$(1)	$(57)	$(58)	$0	$0
Receive	3-Month USD-LIBOR	2.490	Semi-Annual	04/03/2024		1,600	(2)	(77)	(79)	0	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	04/08/2024		1,400	(2)	(68)	(70)	0	0
Receive	3-Month USD-LIBOR	2.435	Semi-Annual	04/10/2024		1,500	(2)	(68)	(70)	0	0
Receive	3-Month USD-LIBOR	2.410	Semi-Annual	04/11/2024		1,100	(1)	(49)	(50)	0	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/17/2024		1,100	(1)	(45)	(46)	0	0
Receive	3-Month USD-LIBOR	2.330	Semi-Annual	05/20/2024		1,300	(1)	(55)	(56)	0	0
Receive	3-Month USD-LIBOR	2.320	Semi-Annual	05/21/2024		1,300	(2)	(53)	(55)	0	0
Receive	3-Month USD-LIBOR	2.300	Semi-Annual	05/22/2024		1,300	(1)	(53)	(54)	0	0
Receive	3-Month USD-LIBOR	2.240	Semi-Annual	05/29/2024		1,100	(1)	(41)	(42)	0	0
Receive	3-Month USD-LIBOR	2.220	Semi-Annual	05/30/2024		1,200	(2)	(43)	(45)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	05/30/2024		1,200	(1)	(46)	(47)	0	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/04/2024		1,200	(1)	(44)	(45)	0	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	06/05/2024		1,100	(1)	(39)	(40)	0	0
Receive	3-Month USD-LIBOR	2.290	Semi-Annual	06/05/2024		1,100	(1)	(44)	(45)	0	0
Receive	3-Month USD-LIBOR	2.270	Semi-Annual	06/06/2024		1,100	(1)	(43)	(44)	0	0
Receive	3-Month USD-LIBOR	2.190	Semi-Annual	06/11/2024		1,300	(2)	(45)	(47)	0	0
Receive	3-Month USD-LIBOR	2.160	Semi-Annual	06/12/2024		1,500	(2)	(50)	(52)	0	0
Receive	3-Month USD-LIBOR	2.210	Semi-Annual	06/12/2024		1,300	(2)	(46)	(48)	0	0
Receive	3-Month USD-LIBOR	2.100	Semi-Annual	06/18/2024		1,300	(2)	(40)	(42)	0	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	06/19/2024		1,200	(2)	(33)	(35)	0	0
Receive	3-Month USD-LIBOR	2.080	Semi-Annual	06/20/2024		1,200	(2)	(35)	(37)	0	0
Receive	3-Month USD-LIBOR	2.060	Semi-Annual	06/21/2024		1,600	(2)	(46)	(48)	1	0
Receive	3-Month USD-LIBOR	1.980	Semi-Annual	06/28/2024		1,700	(3)	(42)	(45)	1	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/02/2024		1,300	(2)	(19)	(21)	0	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	07/02/2024		1,600	(3)	(27)	(30)	0	0
Receive	3-Month USD-LIBOR	1.880	Semi-Annual	07/03/2024		1,600	(3)	(22)	(25)	0	0
Receive	3-Month USD-LIBOR	1.685	Semi-Annual	08/19/2024		1,000	(2)	(6)	(8)	0	0
Receive	3-Month USD-LIBOR	1.660	Semi-Annual	08/21/2024		1,600	(2)	(8)	(10)	0	0
Pay	3-Month USD-LIBOR	3.180	Semi-Annual	10/15/2028		800	(3)	121	118	0	0
Receive	3-Month USD-LIBOR	1.870	Semi-Annual	08/13/2029		500	(1)	(12)	(13)	0	0
Receive	3-Month USD-LIBOR	1.960	Semi-Annual	08/14/2029		500	(1)	(17)	(18)	0	0
Receive	3-Month USD-LIBOR	1.940	Semi-Annual	08/20/2029		600	(2)	(18)	(20)	0	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		29,800	(359)	(840)	(1,199)	6	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		100	(1)	0	(1)	0	0
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	11,400	12	(133)	(121)	0	(52)
Receive(6)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		350	9	(15)	(6)	1	0
Pay	UKRPI	3.695	Maturity	12/15/2028		400	0	2	2	1	0
Pay	UKRPI	3.718	Maturity	12/15/2028		400	0	4	4	1	0
Pay	UKRPI	3.585	Maturity	10/15/2046		150	0	38	38	3	0

							$(785)	$(3,540)	$(4,325)	$18	$(52)

Total Swap Agreements							$4,081	$(3,589)	$492	$188	$(59)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,221	$188	$1,409	$0	$(17)	$(59)	$(76)

(n)

Securities with an aggregate market value of $8,821 and cash of $11,898 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019		$2,883	GBP	2,340	$0	$(6)
	11/2019	GBP	2,340		$2,887	6	0

BPS	10/2019	EUR	1,453		1,597	13	0
	10/2019	MXN	8,648		441	3	0
	12/2019		$2,484	TWD	77,276	20	0

BRC	10/2019	MXN	18,959		$981	22	0
	01/2020		$965	MXN	18,959	0	(21)

CBK	10/2019	BRL	3,403		$817	0	(2)
	10/2019	CAD	2,876		2,159	0	(12)
	10/2019	EUR	972		1,068	8	0
	10/2019	GBP	226		281	3	0
	10/2019		$827	BRL	3,403	0	(8)

HUS	11/2019	TWD	44,617		$1,425	0	(18)
	11/2019		$1,661	NOK	14,790	0	(34)

JPM	10/2019	BRL	7,602		$1,836	7	0
	10/2019	MXN	9,815		500	3	0
	10/2019		$1,825	BRL	7,602	4	0
	10/2019		968	MXN	18,959	0	(8)
	10/2019		1,044	TRY	5,988	11	0
	11/2019	TWD	32,354		$1,033	0	(13)
	11/2019		$1,833	BRL	7,602	0	(7)

MYI	10/2019	BRL	4,199		$1,008	0	(2)
	10/2019		$1,006	BRL	4,199	4	0

RYL	12/2019	KRW	120,711		$101	1	0

SCX	11/2019		$548	RUB	36,000	4	0

SOG	10/2019	GBP	1,999		$2,445	0	(13)

UAG	10/2019		115		138	0	(3)

Total Forward Foreign Currency Contracts						$109	$(147)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus JPY	JPY	120.000	04/17/2020	16,900	$311	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	2.080%	10/16/2019	5,500	$35	$0

GLM	Put - OTC 5-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	2.070	10/17/2019	20,200	121	0

							$156	$0

Total Purchased Options							$467	$2

84	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.800%	10/16/2019	700	$(1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	600	(1)	0

BPS	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	2,300	(1)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	400	(1)	0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	6,900	(5)	(1)
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	7,400	(4)	(3)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.750	12/18/2019	2,000	(2)	(1)

BRC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	600	(1)	0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.425	10/16/2019	5,300	(3)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.800	10/16/2019	1,500	(2)	0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	11/20/2019	5,700	(3)	(1)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.850	11/20/2019	1,700	(2)	0
	Call - OTC iTraxx Europe 31 5-Year Index	Buy	0.400	12/18/2019	9,700	(5)	(3)
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.700	12/18/2019	1,000	(1)	(1)

CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	3,200	(4)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,300	(2)	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	0.800	12/18/2019	2,900	(3)	(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	1.200	01/15/2020	2,300	(1)	(1)

DUB	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	2,300	(1)	0

FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	1,400	(1)	0
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	4,900	(3)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	1,400	(2)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	12/18/2019	1,800	(2)	(1)

GST	Put - OTC CDX.IG-32 5-Year Index	Sell	0.650	10/16/2019	1,600	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850	11/20/2019	1,600	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	11/20/2019	1,200	(2)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	2.900	06/17/2020	1,800	(2)	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	3.000	06/17/2020	1,700	(2)	0

MYC	Call - OTC CDX.IG-32 5-Year Index	Buy	0.475	10/16/2019	4,400	(2)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.700	10/16/2019	2,200	(2)	0
	Call - OTC CDX.IG-32 5-Year Index	Buy	0.450	11/20/2019	2,300	(1)	(1)
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.750	11/20/2019	9,300	(11)	(4)

						$ (77)	$ (26)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.080	10/24/2019	1,700	$(7)	$(8)

GLM	Call - OTC USD versus MXN		20.368	10/03/2019	1,508	(8)	0

						$(15)	$(8)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	4,000	$(36)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
SOG	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.700%	10/17/2019	28,400	$ (129)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$100.094	11/06/2019	2,700	$(5)	$(3)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.094	11/06/2019	2,700	(4)	(4)

					$(9)	$(7)

Total Written Options					$(266)	$(41)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2021	0.444%	$	800	$(8)	$16	$8	$0

BPS	BHP Billiton Finance USA Ltd.	1.000	Quarterly	06/20/2021	0.135		400	(15)	21	6	0
	China Government International Bond	1.000	Quarterly	12/20/2021	0.172		1,400	(3)	29	26	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.444		600	(4)	10	6	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		100	(2)	2	0	0

BRC	Baidu, Inc.	1.000	Quarterly	12/20/2024	1.124		400	(2)	(1)	0	(3)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.702		400	(11)	16	5	0
	Italy Government International Bond	1.000	Quarterly	06/20/2021	0.444		700	(6)	13	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.836		800	(2)	7	5	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.732		800	12	(1)	11	0
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.716		300	4	0	4	0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2024	0.836		100	(1)	2	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	0.937		200	1	0	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		100	(2)	2	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.404		1,500	9	15	24	0

GST	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.710		300	(4)	8	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		300	(3)	1	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797		1,800	(75)	12	0	(63)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.923		500	(8)	10	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.055		300	(4)	3	0	(1)

JPM	UniCredit SpA	1.000	Quarterly	12/20/2019	0.505	EUR	300	(16)	16	0	0

MYC	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.527	$	300	(5)	9	4	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.162		1,200	(7)	(2)	0	(9)

UAG	Avolon Holdings Ltd. «	5.000	Quarterly	07/01/2020	0.790		1,800	105	(47)	58	0

								$(47)	$141	$172	$(78)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
BOA	CDX.HY-27 5-Year Index 25-35%	5.000%	Quarterly	12/20/2021	$900	$73	$22	$95	$0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	700	59	15	74	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	2,900	273	33	306	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	100	14	0	14	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	300	35	14	49	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	600	58	5	63	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022	2,700	436	(49)	387	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	13	3	16	0

						$961	$43	$1,004	$0

86	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	S&P 500 Total Return Index	2,419	2.390% (3-Month USD-LIBOR plus a specified spread)	Quarterly	06/11/2020	$	14,535	$0	$(86)	$0	$(86)
	Receive	S&P 500 Total Return Index	6,893	2.331%(3-Month USD-LIBOR plus a specified spread)	Quarterly	08/05/2020		40,749	0	536	536	0

BPS	Receive	S&P 500 Total Return Index	1,611	2.090%(3-Month USD-LIBOR less a specified spread)	Quarterly	11/20/2019		9,413	0	245	245	0
	Receive	S&P 500 Total Return Index	12,256	2.213% (3-Month USD-LIBOR plus a specified spread)	Quarterly	12/04/2019		72,289	0	1,233	1,233	0
	Receive	S&P 500 Total Return Index	1,516	2.436% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/14/2020		9,086	0	(14)	0	(14)

BRC	Receive	S&P 500 Total Return Index	7,472	2.284% (3-Month USD-LIBOR plus a specified spread)	Quarterly	05/26/2020		42,848	0	1,931	1,931	0

CBK	Receive	S&P 500 Total Return Index	6,749	2.230% (3-Month USD-LIBOR plus a specified spread)	Quarterly	03/18/2020		40,822	0	(303)	0	(303)

FAR	Receive	S&P 500 Total Return Index	7,218	2.273% (3-Month USD-LIBOR plus a specified spread)	Quarterly	11/20/2019		42,573	0	724	724	0
	Receive	S&P 500 Total Return Index	1,516	2.426% (3-Month USD-LIBOR plus a specified spread)	Quarterly	04/22/2020		9,086	0	(13)	0	(13)

GST	Receive	S&P 500 Total Return Index	1,416	2.483% (3-Month USD-LIBOR plus a specified spread)	Quarterly	10/16/2019		8,579	0	(116)	0	(116)
	Receive	S&P 500 Total Return Index	4,349	2.416% (3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020		26,064	0	(38)	0	(38)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	2.156% (3-Month USD-LIBOR)	Maturity	03/20/2020		300	(2)	6	4	0

									$(2)	$4,105	$4,673	$(570)

Total Swap Agreements									$912	$4,289	$5,849	$(648)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$6	$2	$639	$647	$(6)	$(8)	$(86)	$(100)	$547	$(520)	$27
BPS	36	0	1,516	1,552	0	(6)	(14)	(20)	1,532	(1,080)	452
BRC	22	0	1,963	1,985	(21)	(6)	(3)	(30)	1,955	(1,730)	225
CBK	11	0	100	111	(22)	(5)	(303)	(330)	(219)	372	153
DUB	0	0	0	0	0	0	0	0	0	(20)	(20)
FAR	0	0	724	724	0	0	(13)	(13)	711	(460)	251
FBF	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
GSC	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
GST	0	0	373	373	0	0	(219)	(219)	154	0	154
HUS	0	0	2	2	(52)	0	(1)	(53)	(51)	0	(51)
JPM	25	0	470	495	(28)	0	0	(28)	467	(330)	137
MYC	0	0	4	4	0	(6)	(9)	(15)	(11)	(125)	(136)
MYI	4	0	0	4	(2)	0	0	(2)	2	0	2
RYL	1	0	0	1	0	0	0	0	1	0	1
SCX	4	0	0	4	0	0	0	0	4	0	4
SOG	0	0	0	0	(13)	0	0	(13)	(13)	0	(13)
UAG	0	0	58	58	(3)	0	0	(3)	55	(100)	(45)

Total Over the Counter	$109	$2	$5,849	$5,960	$(147)	$(41)	$(648)	$(836)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Schedule of Investments PIMCO StocksPLUS® Long Duration Fund (Cont.)

(p)

Securities with an aggregate market value of $477 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$1,209	$0	$12	$1,221
Swap Agreements	0	170	0	0	18	188

	$0	$170	$1,209	$0	$30	$1,409

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$109	$0	$109
Purchased Options	0	0	0	2	0	2
Swap Agreements	0	1,176	4,669	0	4	5,849

	$0	$1,176	$4,669	$111	$4	$5,960

	$0	$1,346	$5,878	$111	$34	$7,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17	$17
Swap Agreements	0	7	0	0	52	59

	$0	$7	$0	$0	$69	$76

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$147	$0	$147
Written Options	0	26	0	8	7	41
Swap Agreements	0	78	570	0	0	648

	$0	$104	$570	$155	$7	$836

	$0	$111	$570	$155	$76	$912

88	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	8,174	0	8,024	16,198
Swap Agreements	0	286	0	0	(3,143)	(2,857)

	$0	$286	$8,174	$0	$4,888	$13,348

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$348	$0	$348
Purchased Options	0	0	0	0	(65)	(65)
Written Options	0	88	0	4	357	449
Swap Agreements	0	556	19,992	0	15	20,563

	$0	$644	$19,992	$352	$307	$21,295

	$0	$930	$28,166	$352	$5,195	$34,643

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$(3,321)	$0	$(2,853)	$(6,174)
Swap Agreements	0	21	0	0	(1,842)	(1,821)

	$0	$21	$(3,321)	$0	$(4,695)	$(7,995)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(115)	$0	$(115)
Purchased Options	0	0	0	(32)	85	53
Written Options	0	13	0	7	75	95
Swap Agreements	0	(294)	(6,836)	0	5	(7,125)

	$0	$(281)	$(6,836)	$(140)	$165	$(7,092)

	$0	$(260)	$(10,157)	$(140)	$(4,530)	$(15,087)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,733	$1,517	$4,250
Corporate Bonds & Notes
Banking & Finance	200	79,718	0	79,918
Industrials	0	134,030	0	134,030
Utilities	0	45,518	0	45,518
Municipal Bonds & Notes
California	0	5,162	0	5,162
Georgia	0	3,375	0	3,375
New Jersey	0	501	0	501
New York	0	566	0	566
Ohio	0	2,768	0	2,768
West Virginia	0	98	0	98
U.S. Government Agencies	0	94,511	0	94,511
U.S. Treasury Obligations	0	252,415	0	252,415
Non-Agency Mortgage-Backed Securities	0	18,133	0	18,133
Asset-Backed Securities	0	21,098	0	21,098
Sovereign Issues	0	7,228	0	7,228
Short-Term Instruments
Repurchase Agreements	0	157	0	157
Argentina Treasury Bills	0	18	0	18
U.S. Treasury Bills	0	1	0	1

	$200	$668,030	$1,517	$669,747

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$176	$0	$0	$176

Total Investments	$376	$668,030	$1,517	$669,923

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,784)	$0	$(2,784)
U.S. Treasury Obligations	0	(2,084)	0	(2,084)

	$0	$(4,868)	$0	$(4,868)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,221	188	0	1,409
Over the counter	0	5,902	58	5,960

	$1,221	$6,090	$58	$7,369

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(59)	0	(76)
Over the counter	0	(836)	0	(836)

	$(17)	$(895)	$0	$(912)

Total Financial Derivative Instruments	$1,204	$5,195	$58	$6,457

Totals	$1,580	$668,357	$1,575	$671,512

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Schedule of Investments PIMCO StocksPLUS® Short Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.4%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$999

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		1,645	1,657

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		3,200	3,198

Total Loan Participations and Assignments (Cost $5,840)			5,854

CORPORATE BONDS & NOTES 13.4%

BANKING & FINANCE 10.1%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,500	1,599

Banco del Estado de Chile
4.125% due 10/07/2020		12,200	12,395

Barclays Bank PLC
10.179% due 06/12/2021		15,500	17,339

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		4,200	4,182
8.000% due 12/15/2020 •(g)(h)	EUR	500	584

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		$4,300	4,331
3.200% due 10/21/2026		900	930

Cooperatieve Rabobank UA
2.500% due 01/19/2021		2,100	2,113

Credit Suisse Group AG
7.250% due 09/12/2025 •(g)(h)		1,500	1,606

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	263

Deutsche Bank AG
3.362% (US0003M + 1.230%) due 02/27/2023 ~		5,900	5,687
4.250% due 10/14/2021		8,000	8,118

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,681

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$2,900	2,900
3.550% due 10/07/2022		1,600	1,601
4.853% (US0003M + 2.550%) due 01/07/2021 ~		700	711

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		3,200	3,225

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		1,600	1,602
3.124% (US0003M + 1.000%) due 05/18/2024 ~		800	804
3.789% (US0003M + 1.500%) due 01/05/2022 ~		2,000	2,038
4.292% due 09/12/2026 •		1,100	1,182
4.750% due 07/04/2029 •(g)(h)	EUR	1,000	1,157
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,823
6.500% due 03/23/2028 •(g)(h)		$1,200	1,256

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		4,000	4,014
3.125% due 01/23/2025		900	933
3.149% (US0003M + 0.890%) due 07/23/2024 ~		3,600	3,615
3.513% (US0003M + 1.230%) due 10/24/2023 ~		100	102
3.797% due 07/23/2024 •		1,400	1,478

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.900% due 07/15/2025		$700	$756
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		1,800	1,811

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		1,100	1,104
7.500% due 09/27/2025 •(g)(h)		2,000	2,134

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		2,100	2,118

Nationwide Building Society
4.363% due 08/01/2024 •		1,800	1,892

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		1,700	1,710
2.953% (US0003M + 0.650%) due 07/13/2022 ~		2,900	2,893

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,306
4.519% due 06/25/2024 •		1,400	1,473
4.892% due 05/18/2029 •		300	330
7.500% due 08/10/2020 •(g)(h)		800	819
8.625% due 08/15/2021 •(g)(h)		800	859

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		900	927
4.796% due 11/15/2024 •		2,500	2,680

Santander UK PLC
2.875% due 06/18/2024		2,100	2,134

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		2,800	2,816

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	720	989

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (d)		$38,975	10,787

UBS AG
5.125% due 05/15/2024 (h)		2,300	2,482
7.625% due 08/17/2022 (h)		600	677

UBS Group Funding Switzerland AG
3.108% (US0003M + 0.950%) due 08/15/2023 ~		3,900	3,921

UniCredit SpA
7.830% due 12/04/2023		2,500	2,933

Wells Fargo & Co.
3.000% due 04/22/2026		1,300	1,334

			141,154

INDUSTRIALS 2.0%

Allergan Finance LLC
3.250% due 10/01/2022		900	920

Allergan Sales LLC
5.000% due 12/15/2021		1,100	1,156

BAT Capital Corp.
2.764% due 08/15/2022		1,500	1,515
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.250% due 06/07/2022		100	102
3.950% due 06/15/2025		900	938

Charter Communications Operating LLC
4.464% due 07/23/2022		800	842
4.908% due 07/23/2025		1,600	1,760

Comcast Corp.
3.950% due 10/15/2025		1,162	1,266

CSN Resources S.A.
7.625% due 02/13/2023		350	366

CVS Pass-Through Trust
6.943% due 01/10/2030		830	981

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,050	2,061

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		1,300	1,302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~	$2,350	$2,355

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	401
3.500% due 07/26/2026	200	200

Kraft Heinz Foods Co.
5.000% due 07/15/2035	100	107
5.200% due 07/15/2045	200	211

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~	2,000	2,001

Occidental Petroleum Corp.
2.900% due 08/15/2024	2,600	2,623

Reynolds American, Inc.
4.000% due 06/12/2022	100	104

SASOL Financing USA LLC
5.875% due 03/27/2024	600	649

Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~	900	902

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	3,800	3,875
3.375% due 11/30/2021	600	612

		27,501

UTILITIES 1.3%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~	6,700	6,734
3.253% (US0003M + 0.950%) due 07/15/2021 ~	4,400	4,440
3.312% (US0003M + 1.180%) due 06/12/2024 ~	4,200	4,279

Petrobras Global Finance BV
5.093% due 01/15/2030	1,346	1,406

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~	1,900	1,931

		18,790

Total Corporate Bonds & Notes (Cost $182,214)		187,445

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.3%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	1,184

La Quinta Financing Authority, California Tax Allocation Bonds, Series 2011
8.070% due 09/01/2036	2,730	2,884

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	500	811

Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	104

		4,983

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	400	562

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	405	484
7.750% due 01/01/2042	153	176

		1,222

90	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$40	$41

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	149

WASHINGTON 0.4%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	3,600	5,054

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	240	248

Total Municipal Bonds & Notes (Cost $9,390)		11,697

U.S. GOVERNMENT AGENCIES 39.0%

Fannie Mae
2.368% due 07/25/2037 •	81	81
2.398% due 07/25/2037 •	141	141
2.418% due 09/25/2035 •	331	331
2.428% due 09/25/2035 •	612	613
2.616% due 09/25/2042 •	36	36
2.618% due 01/25/2051 •	263	265
2.738% due 06/25/2037 •	1,088	1,105
2.870% due 09/01/2027	1,700	1,794
3.849% due 10/01/2034 •	1	1
3.890% due 07/01/2021	2,354	2,414
3.938% due 09/01/2035 •	18	19
4.000% due 04/25/2041	23,719	25,563
4.077% due 07/01/2035 •	9	9
4.246% due 11/01/2035 •	3	3
4.592% due 06/01/2035 •	15	16
4.666% due 12/01/2033 •	11	11
4.735% due 06/01/2034 •	74	78
4.823% due 12/01/2033 •	2	2
4.976% due 06/01/2035 •	23	24

Fannie Mae UMBS
3.500% due 01/01/2048 - 07/01/2048	56,011	57,927
4.000% due 01/01/2025 - 06/01/2049	29,498	30,947
4.500% due 04/01/2020 - 02/01/2044	24,531	26,556
5.000% due 11/01/2025 - 01/01/2029	104	111
5.500% due 11/01/2021 - 09/01/2041	13,212	14,803
6.000% due 03/01/2021 - 05/01/2041	9,077	10,434

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	8,400	8,355
3.000% due 11/01/2049	45,700	46,371
3.500% due 11/01/2049	49,200	50,491
4.000% due 10/01/2049 - 11/01/2049	218,500	226,857
5.000% due 11/01/2049	15,000	16,082

Freddie Mac
2.408% due 03/15/2037 •	1,138	1,137
2.728% due 08/15/2037 •	1,490	1,511
2.738% due 10/15/2037 •	261	265
2.748% due 05/15/2037 - 09/15/2037 •	1,729	1,755
4.000% due 01/01/2048 - 03/01/2049	922	964
4.537% due 11/01/2034 •	14	15
4.579% due 06/01/2035 •	24	25
5.000% due 05/01/2023 - 01/01/2039	2,401	2,641

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 08/15/2030 - 03/01/2039	$450	$509
6.000% due 08/01/2027 - 04/01/2038	185	206

Ginnie Mae
5.000% due 04/15/2035 - 03/15/2042	8,538	9,557
6.000% due 07/15/2037 - 08/15/2037	52	57

Ginnie Mae, TBA
5.000% due 10/01/2049 - 11/01/2049	6,000	6,320

Small Business Administration
4.430% due 05/01/2029	285	301
5.520% due 06/01/2024	1	1

Total U.S. Government Agencies (Cost $538,400)		546,704

U.S. TREASURY OBLIGATIONS 44.8%

U.S. Treasury Bonds
2.750% due 08/15/2047 (k)	2,300	2,606
3.000% due 08/15/2048 (k)	700	833
3.000% due 02/15/2049 (k)	20,900	24,944
4.375% due 05/15/2040	12,800	18,020
4.625% due 02/15/2040	9,200	13,329

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022	17,828	17,657
0.375% due 07/15/2023	30,207	30,410
0.625% due 02/15/2043	781	803
1.000% due 02/15/2046	4,656	5,201
1.000% due 02/15/2048	25,073	28,204
1.000% due 02/15/2049	24,816	28,114
1.375% due 02/15/2044	4,513	5,419

U.S. Treasury Notes
1.375% due 09/30/2020 (m)(o)	8,400	8,364
1.375% due 10/31/2020 (m)(o)	10,200	10,154
1.625% due 02/15/2026 (o)	3,200	3,202
1.750% due 12/31/2020 (m)(o)	13,800	13,794
1.875% due 08/31/2022 (k)(m)	63,800	64,348
2.000% due 11/30/2020 (m)(o)	2,500	2,506
2.000% due 07/31/2022 (k)	88,700	89,746
2.125% due 08/31/2020 (m)(o)	1,200	1,203
2.375% due 05/15/2029 (k)	5,200	5,524
2.625% due 12/31/2025 (o)	11,800	12,509
2.625% due 02/15/2029 (k)	163,600	177,139
3.000% due 09/30/2025	29,500	31,846
3.000% due 10/31/2025 (o)	29,500	31,876

Total U.S. Treasury Obligations (Cost $597,695)		627,751

NON-AGENCY MORTGAGE-BACKED SECURITIES 7.7%

Adjustable Rate Mortgage Trust
2.218% due 08/25/2036 •	1,817	1,817

American Home Mortgage Investment Trust
4.031% due 02/25/2045 •	4	4

Banc of America Funding Trust
4.349% due 06/25/2034 ~	7	7
4.808% due 05/25/2035 ~	5	5

Banc of America Mortgage Trust
4.328% due 07/25/2035 ^~	602	597
5.178% due 05/25/2033 ~	14	15

Bear Stearns Adjustable Rate Mortgage Trust
3.981% due 11/25/2034 ~	43	43
4.453% due 11/25/2034 ~	9	9
5.161% due 12/25/2035 ~	17	18

Bear Stearns ALT-A Trust
2.458% due 04/25/2035 •	587	588
4.183% due 10/25/2035 ^~	2,127	2,056
4.201% due 09/25/2035 ^~	860	723

Chase Mortgage Finance Trust
4.049% due 09/25/2036 ^~	395	373
4.208% due 12/25/2035 ^~	558	533
6.000% due 12/25/2036	267	205

Citigroup Mortgage Loan Trust
4.380% due 10/25/2035 •	5	5
4.810% due 05/25/2035 •	9	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.188% due 11/25/2036 •		$1,823	$1,781
2.208% due 09/25/2046 ^•		2,215	2,109
2.298% due 02/25/2037 •		217	202
5.500% due 07/25/2035 ^		7	7
6.000% due 05/25/2037 ^		2,656	1,874

Countrywide Home Loan Mortgage Pass-Through Trust
3.711% due 02/20/2036 ^•		8	7
4.241% due 11/25/2034 ~		502	508
4.244% due 02/20/2035 ~		28	28

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.348% due 02/25/2036 •		5,073	4,974

Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		6,444	6,646

GSR Mortgage Loan Trust
4.281% due 11/25/2035 ^~		893	850
4.287% due 11/25/2035 ~		16	17
4.480% due 09/25/2035 ~		14	14
6.000% due 02/25/2036 ^		7,786	5,813
6.000% due 07/25/2037 ^		2,023	1,799

HarborView Mortgage Loan Trust
2.227% due 12/19/2036 ^•		303	283
2.297% due 12/19/2036 ^•		4,213	4,037
2.497% due 05/19/2035 •		14	13
2.537% due 06/19/2035 •		2,188	2,208
3.281% due 06/19/2036 ^~		1,573	1,083

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	7,700	9,489

Impac Secured Assets Trust
2.188% due 01/25/2037 •		$606	603

IndyMac Mortgage Loan Trust
2.198% due 02/25/2037 ^•		2,329	2,283
4.089% due 06/25/2036 ~		3,986	3,778

JPMorgan Alternative Loan Trust
2.338% due 09/25/2036 •		796	809
4.236% due 05/25/2036 ^~		2,133	1,613

JPMorgan Mortgage Trust
4.009% due 10/25/2036 ~		203	181
4.120% due 10/25/2036 ^~		1,250	1,139
4.420% due 07/25/2035 ~		184	187
4.683% due 02/25/2035 ~		4	4
5.750% due 01/25/2036 ^		47	37

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		2,052	2,107

MASTR Adjustable Rate Mortgages Trust
3.241% due 07/25/2035 ^~		316	299

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.468% due 12/15/2030 •		60	59
2.508% due 06/15/2030 •		1	1

Merrill Lynch Alternative Note Asset Trust
2.318% due 03/25/2037 •		1,967	845

Merrill Lynch Mortgage Investors Trust
2.228% due 02/25/2036 •		36	35
2.268% due 11/25/2035 •		23	22
4.245% due 05/25/2033 ~		34	35
4.374% due 09/25/2035 ^~		998	918

Morgan Stanley Re-REMIC Trust
4.982% due 09/26/2036 ~		7,085	7,175

Mortgage Equity Conversion Asset Trust
2.310% due 05/25/2042 •		3,315	3,072

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		79	62

Prime Mortgage Trust
6.000% due 06/25/2036 ^		955	888

Residential Accredit Loans, Inc. Trust
2.168% due 02/25/2037 •		1,949	1,842
2.188% due 01/25/2037 •		3,871	3,663
2.198% due 07/25/2036 •		5,662	3,566
2.203% due 08/25/2036 •		3,871	3,694
2.208% due 07/25/2036 •		3,652	3,471
2.208% due 09/25/2036 ^•		6,410	6,114

Structured Adjustable Rate Mortgage Loan Trust
2.318% due 10/25/2035 •		41	42
3.846% due 01/25/2035 ^•		32	31
4.458% due 02/25/2034 ~		28	28

Structured Asset Mortgage Investments Trust
2.298% due 02/25/2036 ^•		20	20

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
3.283% due 06/25/2047 ^•		$1,871	$1,746

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,153	5,119

WaMu Mortgage Pass-Through Certificates Trust
2.655% due 10/25/2046 •		$170	165
3.646% due 11/25/2042 •		6	6
3.941% due 02/25/2037 ^~		643	619

Wells Fargo Mortgage-Backed Securities Trust
4.852% due 12/25/2036 ^~		1,033	1,030
4.984% due 01/25/2035 ~		16	16
4.991% due 03/25/2036 ~		25	26

Total Non-Agency Mortgage-Backed Securities (Cost $100,840)			108,099

ASSET-BACKED SECURITIES 14.5%

Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •		156	157
2.774% due 09/25/2035 •		4,042	4,039

ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •		14	7

Allegro CLO Ltd.
3.486% due 01/30/2026 •		435	435

Asset-Backed Securities Corp. Home Equity Loan Trust
2.978% due 07/25/2035 •		2,000	2,010

Bear Stearns Asset-Backed Securities Trust
2.178% due 08/25/2036 •		2,506	3,053
2.258% due 06/25/2047 •		7,000	6,942

Citigroup Mortgage Loan Trust
2.178% due 12/25/2036 •		1,534	1,066
2.198% due 01/25/2037 •		9,987	7,643
2.218% due 05/25/2037 •		6,085	4,488

Citigroup Mortgage Loan Trust, Inc.
2.918% due 09/25/2035 ^•		3,600	3,559

Countrywide Asset-Backed Certificates
2.158% due 04/25/2047 •		2,281	2,234
2.168% due 05/25/2037 •		2,125	2,112
2.198% due 06/25/2047 •		995	992
2.288% due 03/25/2036 •		2,723	2,532

Fieldstone Mortgage Investment Trust
2.208% due 05/25/2036 •		3,137	2,426

First Franklin Mortgage Loan Trust
2.158% due 09/25/2036 •		2,462	2,451
2.178% due 04/25/2036 •		243	238
2.753% due 09/25/2035 •		145	146

Fremont Home Loan Trust
2.178% due 08/25/2036 •		21,623	9,324
3.068% due 11/25/2034 •		11,799	11,870

GSAMP Trust
2.068% due 12/25/2046 •		3,636	2,250
2.168% due 12/25/2046 •		12,433	7,833
2.248% due 01/25/2037 •		5,716	5,021

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		620	620

HSI Asset Securitization Corp. Trust
2.178% due 05/25/2037 •		2,031	2,015

Long Beach Mortgage Loan Trust
2.168% due 05/25/2036 •		1,367	898
2.238% due 02/25/2036 •		7,684	7,533
2.288% due 05/25/2046 •		7,557	3,499
2.578% due 10/25/2034 •		9	9

Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •		421	423

MASTR Asset-Backed Securities Trust
2.068% due 01/25/2037 •		27,063	10,907
2.228% due 05/25/2037 •		7,518	7,289
2.598% due 12/25/2035 •		2,307	2,310

Merrill Lynch Mortgage Investors Trust
2.268% due 07/25/2037 •		4,195	1,704

Morgan Stanley ABS Capital, Inc. Trust
2.108% due 01/25/2037 •		3,507	2,151
2.148% due 02/25/2037 •		9,143	5,958
2.153% due 11/25/2036 •		11,746	8,517
2.178% due 09/25/2036 •		14,332	8,064
2.228% due 01/25/2037 •		5,054	3,150
2.268% due 04/25/2036 •		6,100	5,852
3.918% due 02/25/2047 •		3,242	3,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
2.245% due 12/25/2036 •		$5,295	$3,067

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •		982	982

Navient Private Education Loan Trust
2.428% due 12/16/2058 •		252	252

OHA Credit Partners Ltd.
3.288% due 10/20/2025		253	254

Option One Mortgage Loan Trust
2.158% due 01/25/2037 •		3,308	2,254

Popular ABS Mortgage Pass-Through Trust
2.348% due 07/25/2036 •		8,800	8,135

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		7,268	3,886

Residential Asset Securities Corp. Trust
2.168% due 08/25/2036 •		2,249	2,145

Securitized Asset-Backed Receivables LLC Trust
2.098% due 08/25/2036 •		2,450	1,086
2.258% due 07/25/2036 •		2,358	1,338
2.978% due 01/25/2036 ^•		6,281	5,026

SG Mortgage Securities Trust
2.158% due 10/25/2036 •		3,850	3,591

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		42	42

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	355	388

Soundview Home Loan Trust
2.918% due 10/25/2037 •		$8,525	7,111

Structured Asset Investment Loan Trust
2.328% due 01/25/2036 •		2,355	2,260

Structured Asset Securities Corp. Mortgage Loan Trust
2.153% due 07/25/2036 •		1,854	1,822
2.188% due 12/25/2036 •		951	936
2.338% due 05/25/2037 •		1,008	1,008

Wells Fargo Home Equity Asset-Backed Securities Trust
2.903% due 11/25/2035 •		560	561

Total Asset-Backed Securities (Cost $185,599)			202,873

SOVEREIGN ISSUES 6.9%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,850	3,150
5.875% due 01/11/2028		3,800	1,553
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	6,969	52
79.499% (ARLLMONP) due 06/21/2020 ~(a)		137,633	1,038

Brazil Government International Bond
5.625% due 02/21/2047		$3,400	3,814

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	26,564	8,452
6.000% due 05/15/2055		20,409	7,317

Export-Import Bank of Korea
4.000% due 01/29/2021		$17,700	18,116

Israel Government International Bond
4.125% due 01/17/2048		800	942

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	3,791,095	36,570

Province of Ontario
4.000% due 10/07/2019		$300	300

Qatar Government International Bond
5.250% due 01/20/2020		11,420	11,525

Saudi Government International Bond
4.000% due 04/17/2025		2,000	2,146
5.000% due 04/17/2049		1,000	1,206

Total Sovereign Issues (Cost $104,570)			96,181

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co. «(b)		24,000	$0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Farm Credit Bank of Texas
10.000% due 12/15/2020 (g)(i)		1,100	1,222

Total Preferred Securities (Cost $1,133)			1,222

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 1.1%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$4,600	4,611

COMMERCIAL PAPER 0.6%

Toronto-Dominion Bank
1.815% due 10/25/2019 (e)	CAD	11,300	8,519

REPURCHASE AGREEMENTS (j) 0.1%
			941

ARGENTINA TREASURY BILLS 0.0%
66.960% due 02/26/2020 - 05/13/2020 (c)(d)	ARS	5,040	52

U.S. TREASURY BILLS 0.1%
1.934% due 10/22/2019 - 12/05/2019 (c)(d)(k)(o)		$1,337	1,334

Total Short-Term Instruments (Cost $15,465)			15,457

Total Investments in Securities (Cost $1,741,146)			1,803,283

		SHARES
INVESTMENTS IN AFFILIATES 18.8%

SHORT-TERM INSTRUMENTS 18.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.8%

PIMCO Short Asset Portfolio		26,297,488	261,739

PIMCO Short-Term Floating NAV Portfolio III		96,496	955

Total Short-Term Instruments (Cost $264,027)			262,694

Total Investments in Affiliates (Cost $264,027)			262,694

Total Investments 147.5% (Cost $2,005,173)			$2,065,977

Financial Derivative Instruments (l)(n) (2.5)% (Cost or Premiums, net $15,067)			(35,271)

Other Assets and Liabilities, net (45.0)%			(629,714)

Net Assets 100.0%			$1,400,992

92	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)   RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Farm Credit Bank of Texas	10.000%	12/15/2020	09/30/2010	$ 1,133	$1,222	0.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$941	U.S. Treasury Notes 2.250% due 03/31/2021	$(962)	$941	$941

Total Repurchase Agreements						$(962)	$941	$941

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BOM	2.190%	09/24/2019	11/12/2019	$	(2,233)	$(2,234)
	2.310	09/18/2019	10/08/2019		(28,214)	(28,237)
	2.330	09/24/2019	10/22/2019		(2,537)	(2,539)
	2.350	09/24/2019	10/23/2019		(3,248)	(3,250)
BOS	2.200	09/18/2019	10/16/2019		(45,581)	(45,617)
BSN	2.290	09/24/2019	10/02/2019		(10,759)	(10,764)
	2.310	08/02/2019	10/03/2019		(102,555)	(102,950)
	2.310	09/24/2019	10/03/2019		(1,015)	(1,015)
JPS	2.220	08/19/2019	10/18/2019		(25,446)	(25,513)
	2.250	09/24/2019	10/01/2019		(5,545)	(5,547)
SCX	2.270	09/25/2019	10/03/2019		(29,290)	(29,301)

Total Reverse Repurchase Agreements						$(256,967)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)		Payable for Sale-Buyback Transactions(3)
GSC	2.220%	08/21/2019	10/07/2019	$	(28,152)	$(28,224)

Total Sale-Buyback Transactions						$(28,224)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(4)
Sovereign Issues (1.0)%
Canada Government Bond	2.750%	12/01/2048	CAD	13,500	$(13,495)	$(13,210)

U.S. Government Agencies 0.0%
Fannie Mae UMBS, TBA	4.500	11/01/2049	$	400	(421)	(422)

Total Short Sales (1.0)%					$(13,916)	$(13,632)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOM	$0	$(36,260)	$0	$0	$(36,260)	$36,222	$(38)
BOS	0	(45,617)	0	0	(45,617)	45,717	100
BSN	0	(114,729)	0	0	(114,729)	114,553	(176)
FICC	941	0	0	0	941	(962)	(21)
JPS	0	(31,060)	0	0	(31,060)	31,179	119
SCX	0	(29,301)	0	0	(29,301)	29,249	(52)

Master Securities Forward Transaction Agreement
GSC	0	0	(28,224)	0	(28,224)	28,084	(140)
TDM	0	0	0	(13,210)	(13,210)	(230)	(13,440)

Total Borrowings and Other Financing Transactions	$941	$(256,967)	$(28,224)	$(13,210)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(5,547)	$(249,186)	$(2,234)	$0	$(256,967)

Total	$(5,547)	$(249,186)	$(2,234)	$0	$(256,967)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(28,224)	0	0	(28,224)

Total	$0	$(28,224)	$0	$0	$(28,224)

Total Borrowings	$(5,547)	$(277,410)	$(2,234)	$0	$(285,191)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(285,191)

(k)	Securities with an aggregate market value of $285,783 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(288,638) at a weighted average interest rate of 2.445%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(10) of deferred price drop.
(4)	Payable for short sales includes $(107) of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

94	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$110.250	11/22/2019	201	$402	$2	$0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.375	11/22/2019	91	182	1	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.500	11/22/2019	36	72	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	110.625	11/22/2019	55	110	0	0
Call - CBOT U.S. Treasury 2-Year Note December 2019 Futures	111.375	11/22/2019	571	1,142	5	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	126.750	11/22/2019	3	3	0	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	127.500	11/22/2019	216	216	2	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	128.250	11/22/2019	149	149	1	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	130.750	11/22/2019	339	339	3	1
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	131.500	11/22/2019	225	225	2	0
Call - CBOT U.S. Treasury 5-Year Note December 2019 Futures	132.000	11/22/2019	996	996	8	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.000	11/22/2019	1,936	1,936	17	2
Put - CME 90-Day Eurodollar December Futures	98.125	12/16/2019	1,481	3,703	532	602

Total Purchased Options					$573	$607

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	1,481	$3,703	$(159)	$(129)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	1,481	3,703	(301)	(315)

Total Written Options					$(460)	$(444)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2019	65	$12,345	$(18)	$2	$(7)
U.S. Treasury 10-Year Note December Futures	12/2019	190	24,759	(226)	0	(15)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	10	1,919	(39)	1	0

				$(283)	$3	$(22)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	65	$(47)	$21	$6	$0
E-mini S&P 500 Index December Futures	12/2019	542	(80,717)	49	0	(500)
U.S. Treasury 2-Year Note December Futures	12/2019	1,486	(320,233)	953	46	0
U.S. Treasury 5-Year Note December Futures	12/2019	1,962	(233,769)	1,254	92	0
U.S. Treasury 30-Year Bond December Futures	12/2019	1,209	(196,236)	3,639	38	0

				$5,916	$182	$(500)

Total Futures Contracts				$5,633	$185	$(522)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$12,200	$(258)	$(3)	$(261)	$0	$(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date 06/20/2024 12/20/2024	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly		$7,425	$478	$57	$535	$17	$0
CDX.IG-33 5-Year Index	1.000	Quarterly		27,200	551	(8)	543	22	0

					$1,029	$49	$1,078	$39	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	143,000	$(2,052)	$(3,270)	$(5,322)	$60	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	14,400	193	2,059	2,252	0	(16)
Pay	3-Month USD-LIBOR	3.010	Semi-Annual	09/28/2023	$	191,400	3,450	7,594	11,044	0	(35)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		159,500	(190)	3,527	3,337	3	0
Receive(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,600	(830)	115	(715)	3	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		39,900	(693)	(2,705)	(3,398)	5	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		29,000	(513)	(1,966)	(2,479)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		171,200	6,331	(11,781)	(5,450)	69	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		2,000	55	(160)	(105)	0	0
Pay(6)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		104,500	1,695	19	1,714	0	(26)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		73,120	4,774	(6,246)	(1,472)	18	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		33,100	416	(1,073)	(657)	9	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		15,800	1,428	(1,448)	(20)	5	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		4,000	67	(390)	(323)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		16,800	640	(1,707)	(1,067)	11	0
Receive(6)	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		53,400	(157)	(139)	(296)	12	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/16/2045		5,300	144	(1,370)	(1,226)	0	(8)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		5,300	463	(1,418)	(955)	0	(9)
Receive(6)	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		28,600	(67)	(3,616)	(3,683)	0	(38)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	3,700,000	(1,280)	(151)	(1,431)	61	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,700	(168)	(267)	(435)	0	(6)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,700	281	895	1,176	18	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,900	30	(676)	(646)	24	0
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	79	(124)	(45)	5	0
Pay	UKRPI	3.595	Maturity	11/15/2028		14,400	249	(392)	(143)	17	0
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	88	(126)	(38)	5	0

							$14,433	$(24,816)	$(10,383)	$329	$(138)

Total Swap Agreements							$15,204	$(24,770)	$(9,566)	$368	$(146)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$607	$185	$368	$1,160	$ (444)	$ (522)	$ (146)	$ (1,112)

(m)

Securities with an aggregate market value of $21,188 and cash of $5,100 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

96	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	153		$8	$0	$0
	10/2019		$18,033	GBP	14,635	0	(38)
	10/2019		7,841	ZAR	110,878	0	(525)
	11/2019	GBP	14,635		$18,057	39	0
	01/2020		$8	MXN	153	0	0

BPS	10/2019		13,057	CAD	17,382	63	0
	12/2019	TWD	119,123		$3,830	0	(31)
	12/2019		$4,081	IDR	58,843,564	28	0

BRC	10/2019		8	MXN	153	0	0
	11/2019	EUR	15,994		$18,051	561	0
	11/2019		$4,304	EUR	3,914	0	(24)

CBK	10/2019	CAD	796		$602	1	0
	10/2019		$8	MXN	153	0	0
	11/2019	EUR	2,961		$3,309	71	0
	11/2019		$7,451	COP	25,218,247	0	(222)

GLM	10/2019	MXN	153		$8	0	0

HUS	10/2019	AUD	1,871		1,263	1	0
	10/2019	CAD	23,742		17,857	0	(64)
	10/2019		$18,938	CAD	25,102	10	0
	11/2019	CAD	25,102		$18,947	0	(10)
	11/2019	TWD	320,879		10,250	0	(126)
	11/2019		$37,015	CNH	250,791	0	(1,925)
	12/2019	HKD	3,946		$503	0	(1)
	01/2021	BRL	3,570		550	0	(281)

JPM	10/2019		9,969		2,408	9	0
	10/2019	GBP	185		228	1	0
	10/2019		$3,499	ARS	224,834	39	0
	10/2019		2,394	BRL	9,969	6	0
	11/2019	CNH	146,195		$20,900	445	0
	11/2019	TWD	232,679		7,427	0	(96)
	11/2019		$2,403	BRL	9,969	0	(10)

MYI	10/2019	BRL	9,969		$2,394	0	(5)
	10/2019	CAD	17,946		13,602	56	0
	10/2019	CHF	21,873		22,345	429	0
	10/2019		$2,389	BRL	9,969	10	0
	11/2019		6,115	TWD	192,073	96	0
	11/2019		16,330	NOK	146,275	0	(240)
	12/2019	SGD	20,426		$14,721	0	(71)

RYL	03/2020	CNH	5,424		752	0	(4)

SCX	11/2019		104,596		14,941	306	0
	12/2019		$3,370	IDR	48,968,669	50	0
	12/2019		14,758	SGD	20,379	0	(1)

SOG	10/2019	CAD	11,300		$8,526	0	(7)
	10/2019	GBP	14,450		17,671	0	(96)
	10/2019		$7,326	RUB	471,747	0	(65)

UAG	10/2019	JPY	770,563		$7,160	33	0
	10/2019		$22,009	CHF	21,873	0	(93)
	10/2019		7,304	JPY	770,563	0	(177)
	11/2019	CHF	21,873		$22,072	93	0
	11/2019		$7,176	JPY	770,563	0	(34)
	12/2019		651	CNY	4,649	0	0

Total Forward Foreign Currency Contracts						$2,347	$(4,146)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	237,300	$872	$1,464
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	520,500	2,047	3,189
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	172,800	1,382	5,817
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	172,300	1,011	4,337
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	49,600	1,994	5

Total Purchased Options							$7,306	$14,812

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	5,826	$(31)	$(1)
	Call - OTC USD versus BRL		4.171	10/11/2019	5,826	(32)	(46)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	5,826	(22)	(7)
	Call - OTC USD versus RUB		66.376	10/14/2019	5,826	(23)	(9)

						$(108)	$(63)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	91,200	$(1,382)	$(6,866)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	91,000	(1,011)	(5,353)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	75,900	(849)	(2,106)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	166,600	(2,047)	(4,933)

							$(5,289)	$(19,258)

Total Written Options							$(5,397)	$(19,321)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	610	$112	$(87)	$25	$0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		1,100	210	(165)	45	0

								$322	$(252)	$70	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$11,871	$(2,474)	$1,615	$0	$(859)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	47,700	$(7)	$49	$42	$0

98	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	49,630	2.600%(3-Month USD-LIBOR plus a specified spread)	Quarterly	01/15/2020	$299,686	$0	$3,102	$3,102	$0

BPS	Pay	S&P 500 Total Return Index	67,800	2.450% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/13/2020	389,353	0	(13,021)	0	(13,021)

CBK	Pay	S&P 500 Total Return Index	67,800	2.440% (3-Month USD-LIBOR plus a specified spread)	Maturity	05/06/2020	389,353	0	(13,041)	0	(13,041)

GST	Pay	S&P 500 Total Return Index	13,009	2.416% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/06/2020	77,965	0	113	113	0

SOG	Pay	S&P 500 Total Return Index	20,921	2.214% (3-Month USD-LIBOR plus a specified spread)	Quarterly	02/13/2020	119,971	0	(5,417)	0	(5,417)

								$0	$(28,264)	$3,215	$(31,479)

Total Swap Agreements								$(2,159)	$(26,852)	$3,327	$(32,338)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$39	$0	$3,102	$3,141	$(563)	$(47)	$(859)	$(1,469)	$1,672	$(3,099)	$(1,427)
BPS	91	0	0	91	(31)	0	(13,021)	(13,052)	(12,961)	11,467	(1,494)
BRC	561	0	0	561	(24)	0	0	(24)	537	(410)	127
CBK	72	0	25	97	(222)	(16)	(13,041)	(13,279)	(13,182)	11,370	(1,812)
GLM	0	0	42	42	0	0	0	0	42	(290)	(248)
GST	0	0	113	113	0	0	0	0	113	(500)	(387)
HUS	11	0	45	56	(2,407)	0	0	(2,407)	(2,351)	2,182	(169)
JPM	500	0	0	500	(106)	0	0	(106)	394	(340)	54
MYC	0	14,812	0	14,812	0	(19,258)	0	(19,258)	(4,446)	3,753	(693)
MYI	591	0	0	591	(316)	0	0	(316)	275	(129)	146
RYL	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
SCX	356	0	0	356	(1)	0	0	(1)	355	(390)	(35)
SOG	0	0	0	0	(168)	0	(5,417)	(5,585)	(5,585)	5,060	(525)
UAG	126	0	0	126	(304)	0	0	(304)	(178)	0	(178)

Total Over the Counter	$2,347	$14,812	$3,327	$20,486	$(4,146)	$(19,321)	$(32,338)	$(55,805)

(o)

Securities with an aggregate market value of $34,806 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	99

Schedule of Investments PIMCO StocksPLUS® Short Fund (Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$607	$607
Futures	0	0	0	0	185	185
Swap Agreements	0	39	0	0	329	368

	$0	$39	$0	$0	$1,121	$1,160

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,347	$0	$2,347
Purchased Options	0	0	0	0	14,812	14,812
Swap Agreements	0	70	3,215	0	42	3,327

	$0	$70	$3,215	$2,347	$14,854	$20,486

	$0	$109	$3,215	$2,347	$15,975	$21,646

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$444	$444
Futures	0	0	500	0	22	522
Swap Agreements	0	8	0	0	138	146

	$0	$8	$500	$0	$604	$1,112

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,146	$0	$4,146
Written Options	0	0	0	63	19,258	19,321
Swap Agreements	0	859	31,479	0	0	32,338

	$0	$859	$31,479	$4,209	$19,258	$55,805

	$0	$867	$31,979	$4,209	$19,862	$56,917

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(68)	$(68)
Written Options	0	0	0	0	713	713
Futures	0	0	(16,768)	0	(21,023)	(37,791)
Swap Agreements	0	1,714	0	0	(30,792)	(29,078)

	$0	$1,714	$(16,768)	$0	$(51,170)	$(66,224)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,765	$0	$3,765
Purchased Options	0	0	0	(309)	(637)	(946)
Written Options	0	20	0	604	(3,071)	(2,447)
Swap Agreements	0	(268)	(160,879)	0	0	(161,147)

	$0	$(248)	$(160,879)	$4,060	$(3,708)	$(160,775)

	$0	$1,466	$(177,647)	$4,060	$(54,878)	$(226,999)

100	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$101	$101
Written Options	0	0	0	0	16	16
Futures	0	0	270	0	5,629	5,899
Swap Agreements	0	(49)	0	0	(4,560)	(4,609)

	$0	$(49)	$270	$0	$1,186	$1,407

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,494)	$0	$(2,494)
Purchased Options	0	0	0	64	8,788	8,852
Written Options	0	0	0	342	(8,323)	(7,981)
Swap Agreements	0	(131)	98,454	0	132	98,455

	$0	$(131)	$98,454	$(2,088)	$597	$96,832

	$0	$(180)	$98,724	$(2,088)	$1,783	$98,239

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,657	$4,197	$5,854
Corporate Bonds & Notes
Banking & Finance	0	141,154	0	141,154
Industrials	0	27,501	0	27,501
Utilities	0	18,790	0	18,790
Municipal Bonds & Notes
California	0	4,983	0	4,983
Illinois	0	1,222	0	1,222
Iowa	0	41	0	41
Tennessee	0	149	0	149
Washington	0	5,054	0	5,054
West Virginia	0	248	0	248
U.S. Government Agencies	0	546,704	0	546,704
U.S. Treasury Obligations	0	627,751	0	627,751
Non-Agency Mortgage-Backed Securities	0	108,099	0	108,099
Asset-Backed Securities	0	202,873	0	202,873
Sovereign Issues	0	96,181	0	96,181
Preferred Securities
Banking & Finance	0	1,222	0	1,222
Short-Term Instruments
Certificates of Deposit	0	4,611	0	4,611
Commercial Paper	0	8,519	0	8,519
Repurchase Agreements	0	941	0	941
Argentina Treasury Bills	0	52	0	52
U.S. Treasury Bills	0	1,334	0	1,334

	$0	$1,799,086	$4,197	$1,803,283

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$262,694	$0	$0	$262,694

Total Investments	$262,694	$1,799,086	$4,197	$2,065,977

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(13,210)	$0	$(13,210)
U.S. Government Agencies	0	(422)	0	(422)

	$0	$(13,632)	$0	$(13,632)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	787	373	0	1,160
Over the counter	0	20,486	0	20,486

	$787	$20,859	$0	$21,646

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(966)	(146)	0	(1,112)
Over the counter	0	(55,805)	0	(55,805)

	$(966)	$(55,951)	$0	$(56,917)

Total Financial Derivative Instruments	$(179)	$(35,092)	$0	$(35,271)

Totals	$262,515	$1,750,362	$4,197	$2,017,074

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	101

Schedule of Investments PIMCO StocksPLUS® Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,000	$999

Charter Communications Operating LLC
4.050% (LIBOR03M + 2.000%) due 04/30/2025 ~		871	877

Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		2,500	2,499

Total Loan Participations and Assignments (Cost $4,367)			4,375

CORPORATE BONDS & NOTES 10.8%

BANKING & FINANCE 7.4%

AXA Equitable Holdings, Inc.
4.350% due 04/20/2028		1,100	1,173

Banco del Estado de Chile
4.125% due 10/07/2020		1,700	1,727

Bank of Ireland
7.375% due 06/18/2020 •(g)(h)	EUR	400	454

Barclays Bank PLC
10.179% due 06/12/2021		$2,400	2,685

Barclays PLC
3.548% (US0003M + 1.380%) due 05/16/2024 ~		3,200	3,186
4.610% due 02/15/2023 •		2,800	2,910
7.125% due 06/15/2025 •(g)(h)	GBP	2,600	3,394
8.000% due 12/15/2020 •(g)(h)	EUR	200	234
8.000% due 06/15/2024 •(g)(h)		$1,700	1,809

Citigroup, Inc.
3.161% (US0003M + 1.023%) due 06/01/2024 ~		3,200	3,223
4.044% due 06/01/2024 •		1,500	1,585

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	1,800	2,143

Credit Suisse Group AG
3.372% (US0003M + 1.240%) due 06/12/2024 ~		$2,000	2,014
7.500% due 07/17/2023 •(g)(h)		1,600	1,711

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		600	631
3.800% due 09/15/2022		700	728
3.800% due 06/09/2023		250	261

Danske Bank A/S
3.192% (US0003M + 1.060%) due 09/12/2023 ~		1,300	1,275

Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,400	1,516
3.358% (US0003M + 1.190%) due 11/16/2022 ~		$1,700	1,651
3.362% (US0003M + 1.230%) due 02/27/2023 ~		4,000	3,856
4.250% due 10/14/2021		3,300	3,349

Discover Bank
3.450% due 07/27/2026		1,700	1,755
4.650% due 09/13/2028		2,700	3,010

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,000	1,201

Ford Motor Credit Co. LLC
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$2,800	2,800
3.336% due 03/18/2021		200	201
3.550% due 10/07/2022		3,000	3,002

Goldman Sachs Group, Inc.
3.328% (US0003M + 1.170%) due 11/15/2021 ~		1,300	1,310

HSBC Holdings PLC
2.724% (US0003M + 0.600%) due 05/18/2021 ~		1,400	1,402
3.124% (US0003M + 1.000%) due 05/18/2024 ~		600	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.400% due 03/08/2021		$500	$508
3.789% (US0003M + 1.500%) due 01/05/2022 ~		800	815
4.292% due 09/12/2026 •		1,400	1,504
4.300% due 03/08/2026		300	325
4.750% due 07/04/2029 •(g)(h)	EUR	700	810
5.875% due 09/28/2026 •(g)(h)	GBP	1,400	1,823
6.500% due 03/23/2028 •(g)(h)		$800	837

JPMorgan Chase & Co.
2.755% (US0003M + 0.610%) due 06/18/2022 ~		3,200	3,211
3.149% (US0003M + 0.890%) due 07/23/2024 ~		3,000	3,013
3.797% due 07/23/2024 •		1,200	1,267
5.736% (US0003M + 3.470%) due 10/30/2019 ~(g)		1,600	1,610

Lloyds Banking Group PLC
2.959% (US0003M + 0.800%) due 06/21/2021 ~		2,200	2,206
4.050% due 08/16/2023		1,100	1,157
4.550% due 08/16/2028		1,000	1,101
7.500% due 09/27/2025 •(g)(h)		800	854
7.875% due 06/27/2029 •(g)(h)	GBP	900	1,301

Nationwide Building Society
4.363% due 08/01/2024 •		$1,500	1,576

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		800	804
2.953% (US0003M + 0.650%) due 07/13/2022 ~		1,400	1,397

Royal Bank of Scotland Group PLC
3.656% (US0003M + 1.550%) due 06/25/2024 ~		2,300	2,306
4.519% due 06/25/2024 •		1,500	1,578
4.892% due 05/18/2029 •		1,700	1,872
7.500% due 08/10/2020 •(g)(h)		500	512
8.625% due 08/15/2021 •(g)(h)		600	644

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,200	2,358

Santander UK PLC
2.875% due 06/18/2024		3,100	3,149

Standard Chartered PLC
3.334% (US0003M + 1.200%) due 09/10/2022 ~		3,000	3,017

Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (g)	EUR	360	495

UBS AG
4.750% due 02/12/2026 •(h)		2,500	2,891
5.125% due 05/15/2024 (h)		$3,300	3,560
7.625% due 08/17/2022 (h)		300	339

UBS Group Funding Switzerland AG
2.950% due 09/24/2020		400	403
3.108% (US0003M + 0.950%) due 08/15/2023 ~		1,400	1,407
4.125% due 09/24/2025		400	433

UniCredit SpA
7.830% due 12/04/2023		3,275	3,842

Wells Fargo & Co.
3.500% due 03/08/2022		38	39

WPC Eurobond BV
2.250% due 04/09/2026	EUR	3,300	3,888

			115,651

INDUSTRIALS 2.3%

Allergan Sales LLC
4.875% due 02/15/2021		$186	191

BAT Capital Corp.
2.764% due 08/15/2022		600	606
3.222% due 08/15/2024		100	101

BAT International Finance PLC
3.950% due 06/15/2025		400	417

Campbell Soup Co.
2.749% (US0003M + 0.630%) due 03/15/2021 ~		300	300
3.650% due 03/15/2023		2,100	2,186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
3.903% (US0003M + 1.650%) due 02/01/2024 ~		$4,000	$4,102
4.464% due 07/23/2022		300	316
4.908% due 07/23/2025		700	770

Comcast Corp.
3.950% due 10/15/2025		421	459

CSN Resources S.A.
7.625% due 02/13/2023		350	366

Daimler Finance North America LLC
2.550% due 08/15/2022		150	151
3.058% (US0003M + 0.900%) due 02/15/2022 ~		2,050	2,061
3.400% due 02/22/2022		2,100	2,149

Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		3,900	3,918

Enbridge, Inc.
2.819% (US0003M + 0.700%) due 06/15/2020 ~		800	802

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	2,800	3,168

Imperial Brands Finance PLC
3.125% due 07/26/2024		$200	201
3.500% due 07/26/2026		200	200

INEOS Finance PLC
2.125% due 11/15/2025	EUR	3,100	3,300

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	107
5.200% due 07/15/2045		100	105

McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		1,500	1,501

Occidental Petroleum Corp.
3.637% (US0003M + 1.450%) due 08/15/2022 ~		2,400	2,416

President & Fellows of Harvard College
6.500% due 01/15/2039		1,100	1,698

Reynolds American, Inc.
4.000% due 06/12/2022		100	104

SASOL Financing USA LLC
5.875% due 03/27/2024		500	541

United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		300	300
3.650% due 08/16/2023		1,700	1,799
3.950% due 08/16/2025		400	438

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		1,600	1,681

			36,454

UTILITIES 1.1%

AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		3,200	3,216
3.253% (US0003M + 0.950%) due 07/15/2021 ~		3,700	3,734
3.312% (US0003M + 1.180%) due 06/12/2024 ~		3,600	3,668

Duke Energy Corp.
2.675% (US0003M + 0.500%) due 05/14/2021 ~		1,700	1,707

Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~		2,000	1,994

Sprint Communications, Inc.
6.000% due 11/15/2022		1,200	1,278

Sprint Corp.
7.250% due 09/15/2021		400	428

Verizon Communications, Inc.
3.258% (US0003M + 1.100%) due 05/15/2025 ~		1,400	1,423

			17,448

Total Corporate Bonds & Notes (Cost $165,813)			169,553

102	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.7%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$100	$169

Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	3,500	4,053

		4,222

COLORADO 0.3%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
6.220% due 12/15/2026	3,820	4,447

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	400	477
7.750% due 01/01/2042	104	120

		597

NEW YORK 0.1%

New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,271

WASHINGTON 0.1%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	600	843

Total Municipal Bonds & Notes (Cost $9,585)		11,380

U.S. GOVERNMENT AGENCIES 30.7%

Fannie Mae
2.310% due 08/01/2022	100	101
2.368% due 07/25/2037 •	14	14
2.398% due 07/25/2037 •	25	25
2.418% due 09/25/2035 •	84	84

Fannie Mae UMBS
3.500% due 12/01/2047 - 08/01/2048	43,189	44,644
4.000% due 05/01/2021 - 01/01/2048	3,035	3,182
5.500% due 09/01/2023	4	4
6.000% due 07/01/2035 - 05/01/2041	942	1,078
7.500% due 04/01/2024 - 11/01/2037	89	99

Fannie Mae UMBS, TBA
2.500% due 11/01/2049	8,000	7,957
3.000% due 11/01/2049	34,900	35,413
3.500% due 11/01/2049	54,000	55,416
4.000% due 10/01/2049 - 11/01/2049	259,000	268,908
4.500% due 11/01/2049	25,900	27,294

Freddie Mac
2.738% due 10/15/2037 •	30	30
4.000% due 01/01/2048 - 08/01/2048	24,487	25,476
6.000% due 04/01/2040	5	6

Freddie Mac UMBS
4.000% due 11/01/2048 - 12/01/2048	4,112	4,290

Ginnie Mae
2.839% due 08/20/2047	1,284	1,285
6.000% due 12/15/2038	52	58

Ginnie Mae, TBA
5.000% due 10/01/2049 - 11/01/2049	5,400	5,688

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.290% due 12/01/2027	$24	$25
5.720% due 01/01/2029	442	483
6.020% due 08/01/2028	315	344

Total U.S. Government Agencies (Cost $479,266)		481,904

U.S. TREASURY OBLIGATIONS 37.4%

U.S. Treasury Bonds
3.000% due 08/15/2048 (m)	500	595
3.000% due 02/15/2049	19,000	22,677
4.375% due 05/15/2040 (m)	5,300	7,461
4.625% due 02/15/2040 (m)	4,500	6,520

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022	38,087	37,744
0.125% due 04/15/2022 (k)	40,193	39,807
0.125% due 01/15/2023 (k)	8,003	7,942
0.625% due 02/15/2043	670	688
1.000% due 02/15/2046	4,331	4,838
1.000% due 02/15/2048 (m)	16,230	18,257
1.000% due 02/15/2049 (m)	25,530	28,922
1.375% due 02/15/2044	4,293	5,155

U.S. Treasury Notes
1.375% due 10/31/2020 (k)(m)	11,300	11,249
1.625% due 02/15/2026 (m)	3,300	3,302
1.875% due 07/31/2022 (k)(m)	15,300	15,418
2.000% due 11/30/2020 (k)(m)	6,100	6,114
2.000% due 07/31/2022 (k)(m)	8,000	8,094
2.000% due 11/30/2022 (k)(m)	13,100	13,268
2.000% due 08/15/2025 (m)	5,800	5,931
2.250% due 08/15/2027 (m)	100	105
2.375% due 05/15/2029	90,400	96,039
2.625% due 12/31/2025 (m)	12,100	12,827
2.625% due 02/15/2029	145,600	157,649
2.750% due 02/15/2024 (m)	10,500	11,025
3.000% due 09/30/2025 (m)	30,200	32,601
3.000% due 10/31/2025 (m)	30,200	32,632

Total U.S. Treasury Obligations (Cost $561,283)		586,860

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.7%

Adjustable Rate Mortgage Trust
5.644% due 11/25/2037 ^~	6,177	5,490

American Home Mortgage Assets Trust
3.366% due 11/25/2046 •	7,455	3,719

BCAP LLC Trust
6.000% due 03/26/2037 ~	7,088	5,979

Bear Stearns ALT-A Trust
3.925% due 11/25/2035 ^~	4,656	3,723
4.092% due 11/25/2035 ^~	211	200

ChaseFlex Trust
2.318% due 07/25/2037 •	4,455	3,969

Citigroup Mortgage Loan Trust
2.088% due 01/25/2037 •	4	4
4.980% due 03/25/2036 ^•	170	173

Citigroup Mortgage Loan Trust, Inc.
4.635% due 08/25/2035 ~	77	80

CitiMortgage Alternative Loan Trust
2.618% due 04/25/2037 •	1,956	1,570

Countrywide Alternative Loan Trust
2.138% due 12/25/2046 •	5,315	5,190
2.178% due 02/25/2047 •	19	18
2.178% due 09/25/2047 •	2,847	2,828
2.218% due 06/25/2037 •	62	60
3.446% due 02/25/2036 •	7	7
6.000% due 08/25/2035	1,806	1,298
6.000% due 06/25/2047 ^	2,709	2,316

Countrywide Home Loan Mortgage Pass-Through Trust
4.241% due 11/25/2034 ~	5	6
4.244% due 02/20/2035 ~	3	3
5.500% due 11/25/2035 ^	41	38

Credit Suisse Mortgage Capital Certificates
3.557% due 02/27/2037 ~	43	43

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.198% due 06/25/2037 ^•		$125	$122
2.348% due 08/25/2037 ^•		3,747	3,241

GSR Mortgage Loan Trust
4.287% due 11/25/2035 ~		4	4

HarborView Mortgage Loan Trust
2.227% due 12/19/2036 ^•		478	446
2.247% due 01/19/2038 •		427	415

Hawksmoor Mortgages
0.000% due 05/25/2053 •	GBP	8,200	10,105

JPMorgan Mortgage Trust
4.128% due 08/25/2034 ~		$54	54
4.420% due 07/25/2035 ~		23	23
4.627% due 07/25/2035 ~		3,323	3,407
4.683% due 02/25/2035 ~		2	2
5.750% due 01/25/2036 ^		16	12

JPMorgan Resecuritization Trust
2.265% due 06/26/2037 •		5,484	5,362

Lehman Mortgage Trust
2.668% due 11/25/2036 •		1,791	1,169

Lehman XS Trust
2.243% due 08/25/2046 •		2,383	2,291

Merrill Lynch Mortgage Investors Trust
4.374% due 09/25/2035 ^~		98	90

Morgan Stanley Mortgage Loan Trust
2.638% due 11/25/2035 •		2,385	2,366

MortgageIT Securities Corp. Mortgage Loan Trust
2.248% due 06/25/2047 •		1,341	1,306

Residential Accredit Loans, Inc. Trust
2.203% due 08/25/2036 •		629	600
2.218% due 05/25/2047 •		7,090	6,965

Structured Adjustable Rate Mortgage Loan Trust
4.278% due 04/25/2035 ~		147	143

Structured Asset Mortgage Investments Trust
2.138% due 08/25/2036 •		8,765	8,071
2.248% due 02/25/2036 •		1,103	1,092

Structured Asset Securities Corp.
2.368% due 04/25/2035 •		1,969	1,846

Towd Point Mortgage Funding PLC
1.798% due 10/20/2051 •	GBP	4,058	5,002

UBS Commercial Mortgage Trust
3.504% due 12/15/2050		$3,395	3,612

WaMu Mortgage Pass-Through Certificates Trust
2.598% due 11/25/2045 •		3,318	3,369
2.655% due 09/25/2046 •		41	42
2.655% due 10/25/2046 •		38	37
3.176% due 01/25/2047 •		20	21
3.216% due 05/25/2047 •		3,454	3,315
3.294% due 01/25/2037 ^~		296	280
3.773% due 08/25/2036 ^~		123	117
3.844% due 06/25/2037 ^~		1,187	1,149
4.166% due 12/25/2035 ~		1,885	1,885

Wells Fargo Mortgage-Backed Securities Trust
4.852% due 12/25/2036 ^~		189	189
4.991% due 03/25/2036 ^~		148	148

Total Non-Agency Mortgage-Backed Securities (Cost $100,564)			105,012

ASSET-BACKED SECURITIES 9.1%

Allegro CLO Ltd.
3.486% due 01/30/2026 •		281	282

Asset-Backed Funding Certificates Trust
2.148% due 01/25/2037 •		2,500	1,880

Asset-Backed Securities Corp. Home Equity Loan Trust
2.978% due 07/25/2035 •		300	301

Bear Stearns Asset-Backed Securities Trust
2.128% due 02/25/2037 •		577	649
2.168% due 07/25/2036 •		1,533	1,526
2.178% due 08/25/2036 •		711	866
2.690% due 12/25/2036		209	209
2.835% due 02/25/2036 •		1,776	1,762

CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		1,937	1,963

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	103

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
2.078% due 07/25/2045 •	$20	$16
2.178% due 12/25/2036 •	3,123	2,170

Citigroup Mortgage Loan Trust, Inc.
2.318% due 10/25/2036 •	2,000	1,970

Countrywide Asset-Backed Certificates
2.158% due 06/25/2037 •	1,079	1,024
2.158% due 06/25/2047 ^•	1,125	1,007
2.268% due 06/25/2047 •	1,200	1,141
2.278% due 12/25/2036 ^•	4,100	4,014
2.288% due 03/25/2036 •	1,549	1,441
2.298% due 09/25/2036 •	4,074	4,084
2.318% due 07/25/2036 •	2,498	2,503
3.368% due 04/25/2034 •	119	120
4.629% due 10/25/2046 ^~	3,563	3,500

Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •	8	5

Exeter Automobile Receivables Trust
3.200% due 04/15/2022	5,342	5,357

Fieldstone Mortgage Investment Trust
2.753% due 12/25/2035 •	8,840	8,831

First Franklin Mortgage Loan Trust
2.813% due 09/25/2035 •	1,504	1,512
2.878% due 08/25/2032 •	1,451	1,446

Fremont Home Loan Trust
2.118% due 08/25/2036 •	101	43
2.188% due 02/25/2036 •	1,176	1,127

GLS Auto Receivables Issuer Trust
2.580% due 07/17/2023	4,037	4,043

GSAA Home Equity Trust
2.218% due 03/25/2037 •	5,244	2,525
4.169% due 03/25/2036 ~	5,457	4,495

GSAMP Trust
2.168% due 08/25/2036 •	591	578
2.248% due 01/25/2037 •	2,700	2,372
3.338% due 12/25/2034 ^•	1,451	1,189

Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •	451	451

Home Equity Loan Trust
2.358% due 04/25/2037 •	5,300	4,538

Home Equity Mortgage Loan Asset-Backed Trust
3.083% due 08/25/2035 •	2,000	1,931

IndyMac Home Equity Mortgage Loan Asset- Backed Trust
3.068% due 11/25/2034 •	221	220

Long Beach Mortgage Loan Trust
2.238% due 02/25/2036 •	4,545	4,456

MASTR Specialized Loan Trust
2.278% due 06/25/2046 •	3,408	3,269

Merrill Lynch Mortgage Investors Trust
2.128% due 08/25/2037 •	7,451	4,797

Monarch Grove CLO
3.156% due 01/25/2028 •	4,300	4,284

Morgan Stanley ABS Capital, Inc. Trust
2.068% due 07/25/2036 •	4	2
2.178% due 09/25/2036 •	2,970	1,671
2.233% due 03/25/2037 •	16,829	8,488

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ	4,716	2,706

Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	654	655

Navient Private Education Loan Trust
2.428% due 12/16/2058 •	149	149

OHA Credit Partners Ltd.
3.288% due 10/20/2025	169	169

Option One Mortgage Loan Trust
2.238% due 04/25/2037 •	3,135	2,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.238% due 05/25/2037 •		$1,821	$1,337
2.328% due 04/25/2037 •		364	264

People’s Choice Home Loan Securities Trust
2.538% due 12/25/2035 •		283	280

Popular ABS Mortgage Pass-Through Trust
2.348% due 07/25/2036 •		3,700	3,421

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		3,743	2,001

Residential Asset Securities Corp. Trust
2.268% due 04/25/2037 •		7,539	7,505
2.418% due 02/25/2036 •		580	578

Securitized Asset-Backed Receivables LLC Trust
2.258% due 07/25/2036 •		1,179	669
2.268% due 05/25/2036 •		1,450	933
2.598% due 11/25/2035 •		1,089	1,087

SG Mortgage Securities Trust
2.198% due 02/25/2036 •		5,015	3,301

SLM Private Education Loan Trust
5.278% due 05/16/2044 •		12	12

SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	36	39

Sound Point Clo Ltd.
3.301% due 01/23/2029 •		$2,500	2,499

Soundview Home Loan Trust
2.078% due 11/25/2036 •		8	3
2.168% due 03/25/2037 •		608	589
2.188% due 07/25/2037 •		1,899	1,604
2.268% due 10/25/2036 •		3,900	3,772
2.858% due 08/25/2035 ^•		2,200	2,054

Specialty Underwriting & Residential Finance Trust
2.618% due 12/25/2036 •		1,667	1,645

Structured Asset Securities Corp. Mortgage Loan Trust
2.248% due 05/25/2047 •		1,801	1,749

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		1,456	1,461

Total Asset-Backed Securities (Cost $137,367)			143,017

SOVEREIGN ISSUES 3.6%

Argentina Government International Bond
3.750% due 12/31/2038 þ		7,350	2,949
5.875% due 01/11/2028		3,500	1,431
55.469% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	3,688	28
79.499% (ARLLMONP) due 06/21/2020 ~(a)		77,654	586

Brazil Government International Bond
5.625% due 02/21/2047		$1,700	1,907

Brazil Notas do Tesouro Nacional
6.000% due 05/15/2035	BRL	12,958	4,123
6.000% due 05/15/2055		9,719	3,484

Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,047

Israel Government International Bond
4.125% due 01/17/2048		600	706

Japan Government International Bond
0.100% due 03/10/2028 (f)	JPY	3,599,524	34,722

Qatar Government International Bond
5.250% due 01/20/2020		$1,500	1,514

Saudi Government International Bond
4.000% due 04/17/2025		1,400	1,502
5.000% due 04/17/2049		700	844

Total Sovereign Issues (Cost $60,830)			55,843

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.4%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~		$2,300	$2,306

COMMERCIAL PAPER 1.3%

C.I.B.C.
1.828% due 10/28/2019 (e)	CAD	14,800	11,156

Toronto-Dominion Bank
1.815% due 10/25/2019 (e)		12,700	9,575

			20,731

REPURCHASE AGREEMENTS (i) 0.9%
			14,713

ARGENTINA TREASURY BILLS 0.0%
90.990% due 02/26/2020 (d)(e)	ARS	2,880	30

U.S. TREASURY BILLS 1.1%
1.920% due 10/22/2019 - 12/26/2019 (c)(d)(m)		$16,659	16,608

Total Short-Term Instruments (Cost $54,369)			54,388

Total Investments in Securities (Cost $1,573,444)			1,612,332

INVESTMENTS IN AFFILIATES 28.2%

SHORT-TERM INSTRUMENTS 28.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.2%

PIMCO Short Asset Portfolio		19,974,103	198,802

PIMCO Short-Term Floating NAV Portfolio III		24,679,965	244,159

Total Short-Term Instruments (Cost $443,824)			442,961

Total Investments in Affiliates (Cost $443,824)			442,961

Total Investments 130.9% (Cost $2,017,268)			$2,055,293

Financial Derivative Instruments (j)(l) (4.8)% (Cost or Premiums, net $3,531)			(75,739)

Other Assets and Liabilities, net (26.1)%			(409,607)

Net Assets 100.0%			$1,569,947

104	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	2.100%	09/26/2019	10/01/2019	$	1,868	U.S. Treasury Notes 2.875% due 08/15/2028	$(1,876)	$1,868	$1,868
FICC	1.500	09/30/2019	10/01/2019		654	U.S. Treasury Notes 2.250% due 03/31/2021	(670)	654	654
MEI	1.700	09/24/2019	11/07/2019	CAD	16,151	Canada Government International Bond 2.750% due 12/01/2048	(12,121)	12,191	12,195

Total Repurchase Agreements							$(14,667)	$14,713	$14,717

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.4)%
Fannie Mae UMBS, TBA	5.000%	11/01/2049		$5,400	$(5,782)	$(5,789)

U.S. Treasury Obligations (0.1)%
U.S. Treasury Notes	2.875	08/15/2028		1,700	(1,821)	(1,876)

Sovereign Issues (0.8)%
Canadian Government Bond	2.750	12/01/2048	CAD	12,400	(12,235)	(12,122)

Total Short Sales (1.3)%					$(19,838)	$(19,787)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales (2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$1,868	$0	$0	$0	$1,868	$(1,876)	$(8)
FICC	654	0	0	0	654	(670)	(16)
MEI	12,195	0	0	0	12,195	(12,121)	74

Master Securities Forward Transaction Agreement
BCY	0	0	0	(1,876)	(1,876)	0	(1,876)
BPS	0	0	0	(12,122)	(12,122)	0	(12,122)

Total Borrowings and Other Financing Transactions	$14,717	$0	$0	$(13,998)

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	105

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

(2)	Payable for short sales includes $92 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(25,840) at a weighted average interest rate of 1.827%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$98.125	12/16/2019	1,506	$3,765	$541	$612

Total Purchased Options					$541	$612

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CME 90-Day Eurodollar December 2019 Futures	$97.875	12/16/2019	1,506	$3,765	$(162)	$(132)
Put - CME 90-Day Eurodollar December 2019 Futures	98.000	12/16/2019	1,506	3,765	(306)	(320)

Total Written Options					$(468)	$(452)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-Mini Russell 2000® Index December Futures	12/2019	3,932	$299,815	$(11,007)	$177	$0
Euro-Bund 10-Year Bond December Futures	12/2019	65	12,345	(18)	3	(8)

				$(11,025)	$180	$(8)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.500 on Euro-Bund 10-Year Bond November 2019 Futures(1)	10/2019	65	$(47)	$21	$6	$0
U.S. Treasury 2-Year Note December Futures	12/2019	726	(156,453)	362	23	0
U.S. Treasury 5-Year Note December Futures	12/2019	88	(10,485)	56	4	0
U.S. Treasury 10-Year Note December Futures	12/2019	82	(10,686)	(8)	6	0
U.S. Treasury 30-Year Bond December Futures	12/2019	882	(143,160)	1,920	27	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	35	(6,717)	237	0	(2)

				$2,588	$66	$(2)

Total Futures Contracts				$(8,437)	$246	$(10)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Rolls-Royce PLC	1.000%	Quarterly	06/20/2024	0.921%	EUR	3,400	$23	$(8)	$15	$0	$(1)

106	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.IG-32 5-Year Index	(1.000)%	Quarterly	06/20/2024	$45,500	$(964)	$(9)	$(973)	$0	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$3,366	$216	$27	$243	$8	$0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	700	13	(1)	12	0	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	500	5	6	11	0	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	24,600	498	(7)	491	20	0

					$732	$25	$757	$28	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	10.240%	Maturity	01/04/2027	BRL	68,800	$(9)	$(2,551)	$(2,560)	$29	$0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048	CAD	13,500	(209)	2,320	2,111	0	(15)
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	76,300	(99)	1,695	1,596	2	0
Receive(7)	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		53,600	0	(2,764)	(2,764)	0	(1)
Receive(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		14,100	(802)	112	(690)	3	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		110,500	(26)	(9,385)	(9,411)	13	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		57,600	0	(4,924)	(4,924)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		33,400	1,934	(2,994)	(1,060)	10	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		1,100	(60)	2	(58)	0	0
Receive(7)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		53,900	(46)	(1,783)	(1,829)	2	0
Pay(7)	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		117,300	1,902	22	1,924	0	(29)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		34,710	(296)	(403)	(699)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		55,300	827	(1,924)	(1,097)	14	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		5,300	297	(304)	(7)	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		38,000	(617)	(2,469)	(3,086)	20	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		15,000	1,041	(1,994)	(953)	10	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/20/2048		3,500	400	(1,060)	(660)	0	(5)
Receive(7)	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,000	(14)	(123)	(137)	0	(3)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		1,100	(16)	40	24	0	(1)
Receive(7)	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		10,400	(61)	(25)	(86)	0	(14)
Receive(7)	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		5,700	(20)	144	124	0	(8)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	3,510,000	(1,214)	(143)	(1,357)	58	0
Receive	CPTFEMU	0.740	Maturity	01/15/2020	EUR	5,200	(11)	79	68	3	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033		2,450	(3)	(285)	(288)	0	(4)
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,450	7	772	779	12	0
Receive	CPURNSA	1.669	Maturity	06/19/2024	$	33,700	0	(126)	(126)	0	(60)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	22,600	(3)	(635)	(638)	24	0
Pay	UKRPI	3.593	Maturity	11/15/2028		3,800	0	(39)	(39)	4	0
Pay	UKRPI	3.595	Maturity	11/15/2028		13,100	155	(285)	(130)	16	0
Pay	UKRPI	3.603	Maturity	11/15/2028		3,700	0	(32)	(32)	4	0

							$3,057	$(29,062)	$(26,005)	$241	$(140)

Total Swap Agreements							$2,848	$(29,054)	$(26,206)	$269	$(169)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$612	$246	$269	$1,127	$(452)	$(10)	$(169)	$(631)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	107

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

(k)

Securities with an aggregate market value of $33,693 and cash of $4,623 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2019	MXN	287		$15	$0	$0
	10/2019		$23,300	GBP	18,910	0	(50)
	10/2019		8,276	ZAR	117,023	0	(554)
	11/2019	GBP	18,910		$23,332	50	0
	01/2020		$14	MXN	287	0	0

BPS	11/2019	EUR	427		$474	7	0
	12/2019	TWD	162,133		5,212	0	(42)

BRC	10/2019		$15	MXN	287	0	0
	11/2019	EUR	30,152		$34,055	1,084	0
	11/2019		$4,451	EUR	4,048	0	(25)

CBK	10/2019	CAD	14,800		$11,182	6	0
	10/2019	GBP	18,729		22,856	0	(172)
	10/2019		$14	MXN	287	0	0
	11/2019	EUR	5,647		$6,286	111	0
	11/2019		$7,981	COP	27,012,500	0	(238)

GLM	10/2019	CAD	864		$651	0	(1)
	10/2019	MXN	287		14	0	0

HUS	10/2019	AUD	1,449		978	0	0
	10/2019	CAD	23,886		17,965	0	(64)
	10/2019		$18,264	CAD	24,209	9	0
	11/2019	CAD	24,209		$18,273	0	(10)
	11/2019	TWD	315,879		10,090	0	(124)
	11/2019		$34,736	CNH	235,355	0	(1,807)
	12/2019	HKD	1,233		$157	0	0
	01/2021	BRL	1,520		234	0	(119)

JPM	10/2019		41,320		9,922	0	(23)
	10/2019	CAD	16,154		12,190	0	(3)
	10/2019	GBP	181		223	1	0
	10/2019		$5,049	ARS	324,434	56	0
	10/2019		9,984	BRL	41,320	0	(40)
	11/2019	CNH	137,193		$19,613	418	0
	11/2019	TWD	229,052		7,312	0	(95)

MYI	10/2019	CHF	24,071		$24,591	473	0
	11/2019		$16,278	NOK	145,815	0	(239)
	11/2019		6,018	TWD	189,022	94	0
	12/2019	SGD	21,650		$15,603	0	(75)

108	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
RYL	03/2020	CNH	19,757		$2,740	$0	$(16)

SCX	10/2019	BRL	41,320		9,984	39	0
	10/2019		$9,922	BRL	41,320	23	0
	11/2019	CNH	98,162		$14,022	288	0
	11/2019		$9,965	BRL	41,320	0	(43)
	12/2019		7,861	IDR	114,234,105	118	0
	12/2019		15,641	SGD	21,598	0	(1)

SOG	10/2019	CAD	12,700		$9,582	0	(8)
	10/2019		$7,777	RUB	500,752	0	(69)

SSB	10/2019		12,554	CAD	16,695	48	0

UAG	10/2019	JPY	1,396,500		$12,976	60	0
	10/2019		$24,221	CHF	24,071	0	(103)
	10/2019		13,237	JPY	1,396,500	0	(321)
	11/2019	CHF	24,071		$24,290	102	0

	11/2019		$13,005	JPY	1,396,500	0	(61)
	12/2019		2,602	CNY	18,589	1	0

Total Forward Foreign Currency Contracts						$2,988	$(4,303)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036%	07/19/2021	261,100	$960	$1,610
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	572,600	2,252	3,509
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	157,800	1,262	5,312
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	163,200	957	4,108
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.370	03/27/2020	34,400	1,383	3

Total Purchased Options							$6,814	$14,542

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus BRL	BRL	3.964	10/11/2019	6,500	$(35)	$(1)
	Call - OTC USD versus BRL		4.171	10/11/2019	6,500	(35)	(51)

CBK	Put - OTC USD versus RUB	RUB	63.863	10/14/2019	6,500	(25)	(8)
	Call - OTC USD versus RUB		66.376	10/14/2019	6,500	(25)	(10)

						$(120)	$(70)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323%	03/11/2021	83,300	$(1,262)	$(6,271)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	86,200	(958)	(5,071)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	83,600	(935)	(2,320)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	183,200	(2,251)	(5,425)

							$(5,406)	$(19,087)

Total Written Options							$(5,526)	$(19,157)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	109

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	UniCredit SpA	(1.000)%	Quarterly	12/20/2023	1.904%	EUR	880	$160	$(124)	$36	$0

CBK	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		360	66	(52)	14	0

HUS	UniCredit SpA	(1.000)	Quarterly	12/20/2023	1.904		950	181	(142)	39	0

								$407	$(318)	$89	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	5,161	$(1,082)	$709	$0	$(373)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	CPTFEMU	0.993%	Maturity	03/30/2020	EUR	24,100	$(3)	$24	$21	$0

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	Russell 2000® Index	14,890	2.025% (3-Month USD-LIBOR less a specified spread)	Quarterly	03/18/2020	$118,766	$0	$(4,571)	$0	$(4,571)

BRC	Receive	Russell 2000® Index	14,890	2.054% (3-Month USD-LIBOR less a specified spread)	Quarterly	05/13/2020	109,399	0	4,615	4,615	0

GST	Receive	Russell 2000® Index	31,291	2.213% (3-Month USD-LIBOR less a specified spread)	Quarterly	07/15/2020	244,778	0	(5,791)	0	(5,791)

MYI	Receive	Russell 2000® Index	51,773	2.019% (3-Month USD-LIBOR less a specified spread)	Maturity	10/17/2019	440,558	0	(54,488)	0	(54,488)

UAG	Receive	Russell 2000® Index	51,773	2.049% (3-Month USD-LIBOR less a specified spread)	Maturity	10/22/2020	406,985	0	(9,807)	0	(9,807)

								$0	$(70,042)	$4,615	$(74,657)

Total Swap Agreements								$(678)	$(69,627)	$4,725	$(75,030)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$50	$0	$0	$50	$(604)	$(52)	$(4,571)	$(5,227)	$(5,177)	$5,487	$310
BPS	7	0	36	43	(42)	0	0	(42)	1	0	1
BRC	1,084	0	4,615	5,699	(25)	0	(373)	(398)	5,301	(4,970)	331
CBK	117	0	14	131	(410)	(18)	0	(428)	(297)	575	278
GLM	0	0	21	21	(1)	0	0	(1)	20	0	20
GST	0	0	0	0	0	0	(5,791)	(5,791)	(5,791)	6,345	554
HUS	9	0	39	48	(2,124)	0	0	(2,124)	(2,076)	2,090	14
JPM	475	0	0	475	(161)	0	0	(161)	314	(440)	(126)
MYC	0	14,542	0	14,542	0	(19,087)	0	(19,087)	(4,545)	3,764	(781)
MYI	567	0	0	567	(314)	0	(54,488)	(54,802)	(54,235)	56,324	2,089
RYL	0	0	0	0	(16)	0	0	(16)	(16)	(30)	(46)
SCX	468	0	0	468	(44)	0	0	(44)	424	(370)	54

110	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
SOG	$0	$0	$0	$0	$(77)	$0	$0	$(77)	$(77)	$0	$(77)
SSB	48	0	0	48	0	0	0	0	48	0	48
UAG	163	0	0	163	(485)	0	(9,807)	(10,292)	(10,129)	11,050	921

Total Over the Counter	$2,988	$14,542	$4,725	$22,255	$(4,303)	$(19,157)	$(75,030)	$(98,490)

(m)

Securities with an aggregate market value of $86,709 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$612	$612
Futures	0	0	177	0	69	246
Swap Agreements	0	28	0	0	241	269

	$0	$28	$177	$0	$922	$1,127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,988	$0	$2,988
Purchased Options	0	0	0	0	14,542	14,542
Swap Agreements	0	89	4,615	0	21	4,725

	$0	$89	$4,615	$2,988	$14,563	$22,255

	$0	$117	$4,792	$2,988	$15,485	$23,382

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	111

Schedule of Investments PIMCO StocksPLUS® Small Fund (Cont.)

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$452	$452
Futures	0	0	0	0	10	10
Swap Agreements	0	29	0	0	140	169

	$0	$29	$0	$0	$602	$631

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,303	$0	$4,303
Written Options	0	0	0	70	19,087	19,157
Swap Agreements	0	373	74,657	0	0	75,030

	$0	$373	$74,657	$4,373	$19,087	$98,490

	$0	$402	$74,657	$4,373	$19,689	$99,121

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Written Options	0	0	0	0	742	742
Futures	0	0	5,801	0	(10,835)	(5,034)
Swap Agreements	0	1,489	0	0	(30,604)	(29,115)

	$0	$1,489	$5,801	$0	$(40,706)	$(33,416)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,718	$0	$3,718
Purchased Options	0	0	0	(296)	(516)	(812)
Written Options	0	18	0	617	(2,722)	(2,087)
Swap Agreements	0	(156)	(27,732)	0	0	(27,888)

	$0	$(138)	$(27,732)	$4,039	$(3,238)	$(27,069)

	$0	$1,351	$(21,931)	$4,039	$(43,944)	$(60,485)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$118	$118
Written Options	0	0	0	0	16	16
Futures	0	0	(11,584)	0	5,612	(5,972)
Swap Agreements	0	(63)	0	0	(2,787)	(2,850)

	$0	$(63)	$(11,584)	$0	$2,959	$(8,688)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,134)	$0	$(2,134)
Purchased Options	0	0	0	60	8,454	8,514
Written Options	0	0	0	344	(8,750)	(8,406)
Swap Agreements	0	(142)	6,843	0	67	6,768

	$0	$(142)	$6,843	$(1,730)	$(229)	$4,742

	$0	$(205)	$(4,741)	$(1,730)	$2,730	$(3,946)

112	PIMCO STOCKSPLUS® FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$877	$3,498	$4,375
Corporate Bonds & Notes
Banking & Finance	0	115,651	0	115,651
Industrials	0	36,454	0	36,454
Utilities	0	17,448	0	17,448
Municipal Bonds & Notes
California	0	4,222	0	4,222
Colorado	0	4,447	0	4,447
Illinois	0	597	0	597
New York	0	1,271	0	1,271
Washington	0	843	0	843
U.S. Government Agencies	0	481,904	0	481,904
U.S. Treasury Obligations	0	586,860	0	586,860
Non-Agency Mortgage-Backed Securities	0	105,012	0	105,012
Asset-Backed Securities	0	143,017	0	143,017
Sovereign Issues	0	55,843	0	55,843
Short-Term Instruments
Certificates of Deposit	0	2,306	0	2,306
Commercial Paper	0	20,731	0	20,731
Repurchase Agreements	0	14,713	0	14,713
Argentina Treasury Bills	0	30	0	30
U.S. Treasury Bills	0	16,608	0	16,608

	$0	$1,608,834	$3,498	$1,612,332

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$442,961	$0	$0	$442,961

Total Investments	$442,961	$1,608,834	$3,498	$2,055,293

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(12,122)	$0	$(12,122)
U.S. Government Agencies	0	(5,789)	0	(5,789)
U.S. Treasury Obligations	0	(1,876)	0	(1,876)

	$0	$(19,787)	$0	$(19,787)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	858	269	0	1,127
Over the counter	0	22,255	0	22,255

	$858	$22,524	$0	$23,382

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(462)	(169)	0	(631)
Over the counter	0	(98,490)	0	(98,490)

	$(462)	$(98,659)	$0	$(99,121)

Total Financial Derivative Instruments	$396	$(76,135)	$0	$(75,739)

Totals	$443,357	$1,512,912	$3,498	$1,959,767

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	113

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class

114	PIMCO STOCKSPLUS® FUNDS

September 30, 2019 (Unaudited)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO StocksPLUS® Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Absolute Return Fund	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (Unhedged)	Quarterly	Quarterly

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	Quarterly	Quarterly

PIMCO StocksPLUS® Long Duration Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Short Fund	Quarterly	Quarterly

PIMCO StocksPLUS® Small Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	115

Notes to Financial Statements (Cont.)

(normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event

116	PIMCO STOCKSPLUS® FUNDS

September 30, 2019 (Unaudited)

that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.
∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	117

Notes to Financial Statements (Cont.)

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund

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is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$78,402	$1,179	$0	$0	$32	$79,613	$1,178	$0

PIMCO StocksPLUS® Absolute Return Fund	241,816	3,635	0	0	98	245,549	3,634	0

PIMCO StocksPLUS® International Fund (Unhedged)	402	7	0	0	(1)	408	6	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	484,245	7,278	0	0	197	491,720	7,278	0

PIMCO StocksPLUS® Short Fund	336,321	4,353	(79,000)	(605)	670	261,739	4,354	0

PIMCO StocksPLUS® Small Fund	195,780	2,942	0	0	80	198,802	2,942	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® Fund	$108,278	$234,139	$(152,001)	$4	$62	$190,482	$2,139	$0

PIMCO StocksPLUS® Absolute Return Fund	366,765	750,042	(679,200)	29	148	437,784	5,943	0

PIMCO StocksPLUS® International Fund (Unhedged)	4,399	201,854	(164,000)	3	8	42,264	254	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	9,454	720,513	(725,700)	11	0	4,278	313	0

PIMCO StocksPLUS® Long Duration Fund	3,332	170,045	(173,200)	(1)	0	176	46	0

PIMCO StocksPLUS® Short Fund	183	572,157	(571,399)	14	0	955	157	0

PIMCO StocksPLUS® Small Fund	297,751	543,778	(597,500)	52	78	244,159	4,179	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even

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though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities

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discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon

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negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to

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Notes to Financial Statements (Cont.)

decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on

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the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and

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considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific

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underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Absolute Return Fund	PIMCO StocksPLUS® International Fund (Unhedged)	PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	PIMCO StocksPLUS® Long Duration Fund	PIMCO StocksPLUS® Short Fund	PIMCO StocksPLUS® Small Fund

Interest Rate	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X

Inverse Correlation and Compounding	—	—	—	—	—	X	—

Liquidity	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X	X

Smaller Company	—	—	—	—	—	—	X

Management	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market pa rticipants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Inverse Correlation and Compounding Risk is the risk that a Fund’s performance may vary substantially from the inverse performance of the Fund’s index for a number of reasons, including the effects of compounding on the performance of the Fund’s derivatives short positions for periods greater than one day, the results of PIMCO’s active management of the Fund (including income and gains or losses from Fixed Income Instruments

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and variations in the Fund’s level of short exposure) and that derivatives positions in general may not correlate exactly with an index.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

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8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited

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circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2		I-3		Administrative Class	Class A		Class C	Class R
PIMCO StocksPLUS® Fund	0.25%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	0.40%
PIMCO StocksPLUS® Absolute Return Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (Unhedged)	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0.45%	0.30%	0.40%		0.50%	(1)	N/A	0.45%		0.45%	N/A
PIMCO StocksPLUS® Long Duration Fund	0.35%	0.24%	0.34%	*	N/A		N/A	0.39%	*	N/A	N/A
PIMCO StocksPLUS® Short Fund	0.39%	0.25%	0.35%		0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO StocksPLUS® Small Fund	0.44%	0.25%	0.35%		0.45%	(1)	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO StocksPLUS® Fund	0.50%	0.25%

All other Funds	0.75%	0.25%
Class R

PIMCO StocksPLUS® Fund	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

130	PIMCO STOCKSPLUS® FUNDS

September 30, 2019 (Unaudited)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Absolute Return Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged), PIMCO StocksPLUS® Short Fund and PIMCO StocksPLUS® Small Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO StocksPLUS® Fund	$4,839	$2,608

PIMCO StocksPLUS® Absolute Return Fund	11,567	14,006

PIMCO StocksPLUS® International Fund (Unhedged)	0	8,581

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	26,843

PIMCO StocksPLUS® Long Duration Fund	405	42,267

PIMCO StocksPLUS® Short Fund	0	14,576

PIMCO StocksPLUS® Small Fund	1,663	12,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	131

Notes to Financial Statements (Cont.)

arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO StocksPLUS® Fund	$620,694	$589,397	$23,152	$34,485

PIMCO StocksPLUS® Absolute Return Fund	3,329,171	3,039,224	160,481	56,060

PIMCO StocksPLUS® International Fund (Unhedged)	729,084	837,999	12,447	19,120

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	5,827,417	5,764,375	138,958	68,780

PIMCO StocksPLUS® Long Duration Fund	579,950	513,661	51,543	64,610

PIMCO StocksPLUS® Short Fund	2,954,340	2,947,484	49,991	35,421

PIMCO StocksPLUS® Small Fund	2,935,526	2,702,466	67,210	36,766

†	A zero balance may reflect actual amounts rounding to less than one thousand.

132	PIMCO STOCKSPLUS® FUNDS

September 30, 2019 (Unaudited)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO StocksPLUS® Fund					PIMCO StocksPLUS® Absolute Return Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	3,846	$40,035	9,406	$103,511		18,923	$199,945	29,940	$315,117

I-2	1,689	17,615	2,875	31,131		11,515	120,299	15,607	163,096

I-3	989	10,215	19	179	(a)	589	6,157	6,178	68,854	(a)

Administrative Class	40	383	170	1,742		0	0	0	0

Class A	3,047	29,077	5,934	60,131		5,627	58,368	16,788	176,981

Class C	875	7,803	2,742	25,903		1,564	14,524	4,215	40,561

Class R	739	7,263	1,064	11,307		0	0	0	0
Issued as reinvestment of distributions

Institutional Class	1,410	14,634	6,284	61,066		4,206	44,210	8,766	85,811

I-2	197	2,042	723	7,021		940	9,739	1,561	15,089

I-3	15	160	0	4	(a)	266	2,757	622	5,980	(a)

Administrative Class	44	420	180	1,618		0	0	0	0

Class A	1,211	11,456	5,217	46,383		1,809	18,632	5,272	50,527

Class C	474	4,198	2,214	18,452		775	7,167	2,153	18,541

Class R	127	1,249	427	3,917		0	0	0	0
Cost of shares redeemed

Institutional Class	(2,670)	(27,892)	(15,616)	(163,511)		(9,328)	(98,443)	(20,312)	(213,658)

I-2	(758)	(7,852)	(4,526)	(49,058)		(4,235)	(43,871)	(17,434)	(181,471)

I-3	(381)	(3,879)	(3)	(30	)(a)	(458)	(4,786)	(695)	(7,442	)(a)

Administrative Class	(75)	(723)	(199)	(2,087)		0	0	0	0

Class A	(4,231)	(40,168)	(7,695)	(75,830)		(11,898)	(123,363)	(23,867)	(247,230)

Class C	(2,235)	(19,989)	(3,944)	(36,811)		(3,741)	(34,996)	(5,484)	(50,856)

Class R	(245)	(2,400)	(496)	(5,283)		0	0	0	0

Net increase (decrease) resulting from Fund share transactions	4,108	$43,647	4,776	$39,755		16,554	$176,339	23,310	$239,900

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	133

Notes to Financial Statements (Cont.)

	PIMCO StocksPLUS® International Fund (Unhedged)					PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,865	$10,555	10,080	$61,469		22,052	$173,034	68,707	$548,947

I-2	2,364	13,508	6,833	44,337		36,109	283,181	43,935	344,462

I-3	35	201	52	342	(a)	1,305	10,134	4,220	33,476	(a)

Administrative Class	0	0	0	0		0	0	0	0

Class A	1,402	7,678	3,452	19,830		10,627	78,871	17,967	137,604

Class C	69	353	464	2,407		1,054	7,136	2,598	18,360
Issued as reinvestment of distributions

Institutional Class	381	2,163	34,157	187,162		10,537	81,806	20,851	158,616

I-2	77	438	1,309	7,207		4,222	32,440	6,066	45,706

I-3	1	3	6	29	(a)	187	1,432	221	1,646	(a)

Administrative Class	0	0	0	0		0	0	0	0

Class A	50	275	973	5,163		2,588	18,960	6,314	45,458

Class C	7	36	257	1,291		874	5,827	1,885	12,365
Cost of shares redeemed

Institutional Class	(3,552)	(20,152)	(250,916)	(1,457,135)		(32,943)	(259,660)	(83,188)	(671,314)

I-2	(2,644)	(15,261)	(8,448)	(52,703)		(16,268)	(126,240)	(39,208)	(307,977)

I-3	(17)	(99)	(15)	(83	)(a)	(860)	(6,623)	(1,135)	(8,799	)(a)

Administrative Class	0	0	0	0		0	0	0	0

Class A	(2,752)	(15,147)	(5,529)	(34,284)		(22,757)	(171,137)	(30,956)	(236,785)

Class C	(510)	(2,639)	(1,109)	(6,142)		(3,109)	(21,044)	(7,121)	(49,648)

Net increase (decrease) resulting from Fund share transactions	(3,224)	$(18,088)	(208,434)	$(1,221,110)		13,618	$108,117	11,156	$72,117

134	PIMCO STOCKSPLUS® FUNDS

September 30, 2019 (Unaudited)

PIMCO StocksPLUS® Long Duration Fund				PIMCO StocksPLUS® Short Fund					PIMCO StocksPLUS® Small Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019			Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount

25,644	$191,530	9,825	$65,937	36,919	$278,935	42,381	$347,678		16,380	$154,897	49,650	$511,340

0	0	0	0	9,218	70,211	24,470	201,683		11,281	106,995	13,858	141,743

0	0	0	0	332	2,470	305	2,474	(a)	580	5,463	1,003	10,444	(a)

0	0	0	0	0	0	0	0		264	2,509	354	3,635

0	0	0	0	4,698	34,465	8,735	73,412		4,592	42,659	20,660	215,920

0	0	0	0	220	1,552	312	2,406		754	6,383	3,321	32,042

4,333	31,864	9,665	56,709	0	0	3,453	28,668		1,677	15,886	7,815	72,308

0	0	0	0	0	0	157	1,289		587	5,511	2,152	19,720

0	0	0	0	0	0	4	31	(a)	27	255	53	476	(a)

0	0	0	0	0	0	0	0		23	217	85	788

0	0	0	0	0	0	112	912		1,085	10,017	5,875	53,002

0	0	0	0	0	0	11	79		264	2,225	1,530	12,548

(27,553)	(192,746)	(29,269)	(204,973)	(54,267)	(413,489)	(94,570)	(787,731)		(9,841)	(93,244)	(46,203)	(450,663)

0	0	0	0	(5,682)	(42,988)	(25,352)	(206,845)		(5,710)	(53,677)	(10,351)	(104,867)

0	0	0	0	(68)	(512)	(108)	(866	)(a)	(176)	(1,700)	(214)	(2,178	)(a)

0	0	0	0	0	0	0	0		(46)	(433)	(324)	(3,348)

0	0	0	0	(3,336)	(23,959)	(9,018)	(72,317)		(11,335)	(105,503)	(19,228)	(194,341)

0	0	0	0	(119)	(826)	(435)	(3,305)		(1,883)	(15,866)	(4,270)	(38,655)

2,424	$30,648	(9,779)	$(82,327)	(12,085)	$(94,141)	(49,543)	$(412,432)		8,523	$82,594	25,766	$279,914

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of I-3 was April 27, 2018.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO StocksPLUS® International Fund (Unhedged)	0	2	0%	45%

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	1	0%	17%

PIMCO StocksPLUS® Long Duration Fund	1	0	17%	0%

PIMCO StocksPLUS® Short Fund	0	1	0%	84%

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	135

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO StocksPLUS® Fund	$0	$0
PIMCO StocksPLUS® Absolute Return Fund	0	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	30,144
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	0	0
PIMCO StocksPLUS® Long Duration Fund	0	0
PIMCO StocksPLUS® Short Fund	873,637	2,762,369
PIMCO StocksPLUS® Small Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO StocksPLUS® Fund	$917,548	$28,501	$(17,443)	$11,058

PIMCO StocksPLUS® Absolute Return Fund	2,461,014	110,048	(90,374)	19,674

PIMCO StocksPLUS® International Fund (Unhedged)	405,256	25,131	(18,810)	6,321

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	3,989,782	253,681	(168,948)	84,733

PIMCO StocksPLUS® Long Duration Fund	610,639	68,747	(11,970)	56,777

PIMCO StocksPLUS® Short Fund	2,011,204	114,198	(112,146)	2,052

PIMCO StocksPLUS® Small Fund	2,002,969	76,402	(154,583)	(78,181)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

136	PIMCO STOCKSPLUS® FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC

BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.

BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GRE	RBS Securities, Inc.	RYL	Royal Bank of Scotland PLC

BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank

BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSN	Bank of Nova Scotia	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JPS	JP Morgan Securities, Inc.	TDM	TD Securities (USA) LLC

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	UAG	UBS AG Stamford

FAR	Wells Fargo Bank National Association	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:

ARS	Argentine Peso	EUR	Euro	NOK	Norwegian Krone

AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar

BRL	Brazilian Real	HKD	Hong Kong Dollar	RUB	Russian Ruble

CAD	Canadian Dollar	IDR	Indonesian Rupiah	SEK	Swedish Krona

CHF	Swiss Franc	ILS	Israeli Shekel	SGD	Singapore Dollar

CLP	Chilean Peso	INR	Indian Rupee	TRY	Turkish New Lira

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	TWD	Taiwanese Dollar

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	USD (or $)	United States Dollar

COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand

DKK	Danish Krone

Exchange Abbreviations:

CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPTFEMU	Eurozone HICP ex-Tobacco Index	NDDUEAFE	MSCI EAFE Index

ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index

BADLARPP	Argentina Badlar Floating Rate Notes	EAFE	Europe, Australasia, and Far East Stock Index	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	US0006M	6 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

AID	Agency International Development	DAC	Designated Activity Company	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	UMBS	Uniform Mortgage-Backed Security

CDO	Collateralized Debt Obligation

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	137

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

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The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

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advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

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that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4008SAR_093019

PIMCO FUNDS

Semiannual Report

September 30, 2019

Tax-Efficient Strategy Funds

PIMCO California Intermediate Municipal Bond Fund

PIMCO California Municipal Bond Fund

PIMCO California Short Duration Municipal Income Fund

PIMCO High Yield Municipal Bond Fund

PIMCO Municipal Bond Fund

PIMCO National Intermediate Municipal Bond Fund

PIMCO New York Municipal Bond Fund

PIMCO Short Duration Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		14

Benchmark Descriptions		16

Financial Highlights		18

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		72

Glossary		91

Approval of Investment Advisory Contract and Other Agreements		92

Fund	Fund Summary	Schedule of Investments

PIMCO California Intermediate Municipal Bond Fund	6	36

PIMCO California Municipal Bond Fund	7	39

PIMCO California Short Duration Municipal Income Fund	8	42

PIMCO High Yield Municipal Bond Fund	9	45

PIMCO Municipal Bond Fund	10	53

PIMCO National Intermediate Municipal Bond Fund	11	60

PIMCO New York Municipal Bond Fund	12	64

PIMCO Short Duration Municipal Income Fund	13	68

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2019

The U.S. economy continued to expand during the reporting period, but the pace moderated. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 3.1% and 2.0% during the first and second quarters of 2019, respectively. Finally, the Commerce Department’s initial reading for third-quarter 2019 GDP showed that the U.S. economy grew at a 1.9% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” At the Fed’s meeting in January 2019, the central bank tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” Following its meeting that concluded on July 31, 2019, the Fed lowered the federal funds rate by 0.25% to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008. At its meeting that ended on September 18, 2019 the Fed again reduced the federal funds rate by 0.25% to a range between 1.75% and 2.00%. Finally, at its meeting that concluded on October 30, 2019, the Fed lowered the federal funds rate to a range between 1.50% and 1.75%.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.0% in 2019, versus 3.6% in 2018. From a regional perspective, the IMF expects the U.S. economy to expand 2.4% in 2019, compared to 2.9% in the prior calendar year. Elsewhere, the IMF anticipates that 2019 GDP growth in the eurozone, U.K. and Japan will be 1.2%, 1.2% and 0.9%, respectively. For comparison purposes, these economies expanded 1.9%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, in September 2019, the European Central Bank (the “ECB”) cut its deposit rate from -0.4% to -0.5% — a record low — and will restart bond purchases of €20 billion a month starting in November 2019. Elsewhere, the Bank of Japan largely maintained its highly accommodative monetary policies. While the Bank of England kept rates on hold, in September 2019 it warned that Brexit risks remained elevated, which some speculated may lead to a future rate cut.

The U.S. Treasury yield curve flattened as 10-year Treasury rates declined more than their two-year counterparts. In our view, the decrease in longer-term rates was partially due to signs of moderating global growth, the Fed’s dovish pivot and periods of investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 1.68% at the end of the reporting period versus 2.41% on March 31, 2019. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.84%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 6.58%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below-investment-grade bonds, returned 4.22%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 5.15%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 4.80%.

The municipal (or “muni”) market moved higher, posting positive returns over five of the six months of the reporting period. As was the case with the taxable U.S. bond market, muni bonds were supported by falling interest rates. All told, the Bloomberg Barclays Municipal Bond Index returned 3.74% during the six months ended September 30, 2019.

2	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Sincerely, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO California Intermediate Municipal Bond Fund, PIMCO California Municipal Bond Fund, PIMCO California Short Duration Municipal Income Fund, PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Fund returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market

4	PIMCO TAX-EFFICIENT STRATEGY FUNDS

index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO California Intermediate Municipal Bond Fund	08/31/99	08/31/99	04/30/08	—	10/19/99	08/31/09	Diversified
PIMCO California Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO California Short Duration Municipal Income Fund	08/31/06	08/31/06	05/30/08	—	08/31/06	—	Diversified
PIMCO High Yield Municipal Bond Fund	07/31/06	07/31/06	04/30/08	—	07/31/06	12/29/06	Diversified
PIMCO Municipal Bond Fund	12/31/97	12/31/97	04/30/08	—	04/01/98	04/01/98	Diversified
PIMCO National Intermediate Municipal Bond Fund	05/31/12	05/31/12	05/31/12	—	05/31/12	05/31/12	Diversified
PIMCO New York Municipal Bond Fund	08/31/99	08/31/99	11/19/10	—	10/19/99	08/31/09	Non-Diversified
PIMCO Short Duration Municipal Income Fund	08/31/99	08/31/99	04/30/08	—	03/28/02	03/28/02	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment

Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	5

PIMCO California Intermediate Municipal Bond Fund

Institutional Class - PCIMX	Class A - PCMBX
I-2 - PCIPX	Class C - PCFCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	12.7%

Water Revenue	9.6%

Ad Valorem Property Tax	9.4%

Electric Power & Light Revenue	7.5%

Tax Increment/Allocation Revenue	6.8%

College & University Revenue	5.4%

Lease (Abatement)	5.0%

Special Tax	4.9%

Port, Airport & Marina Revenue	4.1%

Local or Guaranteed Housing	3.9%

Highway Revenue Tolls	3.5%

Natural Gas Revenue	3.2%

Sewer Revenue	3.1%

Resource Recovery Revenue	2.9%

Special Assessment	2.1%

Appropriations	2.1%

Sales Tax Revenue	1.9%

Tobacco Settlement Funded	1.8%

Lease Revenue	1.5%

Other	2.9%

Short-Term Instruments‡	5.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO California Intermediate Municipal Bond Fund Institutional Class	3.14%	7.10%	2.93%	3.36%	3.80%
PIMCO California Intermediate Municipal Bond Fund I-2	3.09%	7.00%	2.82%	3.26%	3.70%
PIMCO California Intermediate Municipal Bond Fund Class A	2.97%	6.75%	2.59%	3.02%	3.44%
PIMCO California Intermediate Municipal Bond Fund Class A (adjusted)	0.65%	4.35%	2.12%	2.71%	3.28%
PIMCO California Intermediate Municipal Bond Fund Class C	2.59%	5.96%	1.82%	2.26%	2.69%
PIMCO California Intermediate Municipal Bond Fund Class C (adjusted)	1.59%	4.96%	1.82%	2.26%	2.69%
Bloomberg Barclays California Intermediate Municipal Bond Index	2.77%	7.24%	2.94%	4.00%	4.71%
Lipper California Intermediate Municipal Debt Funds Average	3.03%	6.82%	2.54%	3.20%	4.01%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.445% for the Institutional Class shares, 0.545% for I-2 shares, 0.775% for Class A shares, and 1.525% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Intermediate Municipal Bond Fund seeks high current income exempt from federal and California income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the special tax sector and the healthcare sector contributed to performance, as these sectors outperformed the general municipal market.

»	Underweight duration positioning detracted from performance, as municipal yields decreased.

»	Select exposure to pre-refunded bonds detracted from performance.

6	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO California Municipal Bond Fund

Institutional Class - PCTIX	Class A - PCTTX
I-2 - PCTPX	Class C - PCTGX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Ad Valorem Property Tax	18.9%

Water Revenue	13.4%

Health, Hospital & Nursing Home Revenue	12.0%

College & University Revenue	6.7%

Sales Tax Revenue	5.7%

General Fund	5.6%

Sewer Revenue	5.1%

Port, Airport & Marina Revenue	3.5%

Tobacco Settlement Funded	3.2%

Natural Gas Revenue	2.9%

Local or Guaranteed Housing	2.3%

Resource Recovery Revenue	1.4%

Lease (Abatement)	1.4%

Lease Revenue	1.2%

Highway Revenue Tolls	1.2%

Charter School Aid	1.1%

Electric Power & Light Revenue	1.0%

Other	4.6%

Short-Term Instruments‡	8.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO California Municipal Bond Fund Institutional Class	4.96%	9.54%	4.71%	4.46%
PIMCO California Municipal Bond Fund I-2	4.91%	9.44%	4.61%	4.35%
PIMCO California Municipal Bond Fund Class A	4.78%	9.17%	4.35%	4.10%
PIMCO California Municipal Bond Fund Class A (adjusted)	2.43%	6.75%	3.87%	3.55%
PIMCO California Municipal Bond Fund Class C	4.39%	8.36%	3.57%	3.33%
PIMCO California Municipal Bond Fund Class C (adjusted)	3.39%	7.36%	3.57%	3.33%
Bloomberg Barclays California Municipal Bond Index	4.00%	8.48%	3.66%	3.89%
Lipper California Municipal Debt Funds Average	4.39%	8.29%	3.81%	3.94%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.49% for the Institutional Class shares, 0.59% for I-2 shares, 0.84% for Class A shares, and 1.59% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Municipal Bond Fund seeks high current income exempt from federal and California income tax by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Active duration positioning contributed to performance.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure within the water & sewer sector contributed to performance.

»	Underweight exposure to the transportation sector and the lease-backed sector detracted from performance, as these sectors outperformed the general municipal market.

»	Select exposure within the electric utility sector detracted from performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	7

PIMCO California Short Duration Municipal Income Fund

Institutional Class - PCDIX	Class A - PCDAX
I-2 - PCDPX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	13.6%

Electric Power & Light Revenue	11.2%

Water Revenue	7.2%

Recreational Revenue	6.9%

Resource Recovery Revenue	5.5%

Special Tax	5.2%

Port, Airport & Marina Revenue	5.0%

General Fund	4.6%

Tax Increment/Allocation Revenue	4.5%

Local or Guaranteed Housing	4.2%

College & University Revenue	3.5%

Lease (Abatement)	3.5%

Highway Revenue Tolls	2.6%

Tobacco Settlement Funded	2.5%

Appropriations	2.5%

Natural Gas Revenue	2.4%

Sales Tax Revenue	2.3%

Sewer Revenue	2.0%

Ad Valorem Property Tax	1.5%

Other	2.7%

Short-Term Instruments‡	6.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO California Short Duration Municipal Income Fund Institutional Class	1.36%	3.09%	1.20%	1.04%	1.64%
PIMCO California Short Duration Municipal Income Fund I-2	1.31%	2.99%	1.10%	0.94%	1.54%
PIMCO California Short Duration Municipal Income Fund Class A	1.16%	2.68%	0.79%	0.64%	1.24%
PIMCO California Short Duration Municipal Income Fund Class A (adjusted)	(1.12)%	0.37%	0.34%	0.41%	1.06%
Bloomberg Barclays California 1 Year Municipal Bond Index	0.91%	2.30%	0.96%	1.05%	1.77%
Lipper California Short/Intermediate Municipal Debt Funds Average	1.79%	4.24%	1.58%	2.02%	2.54%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, and 0.73% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO California Short Duration Municipal Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight duration positioning contributed to performance, as municipal yields decreased.

»	Overweight exposure to the revenue segment contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the special tax sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure to pre-refunded debt detracted from performance.

»	There were no other significant detractors during the reporting period.

8	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO High Yield Municipal Bond Fund

Institutional Class - PHMIX	Class A - PYMAX
I-2 - PYMPX	Class C - PYMCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	17.3%

Tobacco Settlement Funded	9.8%

Ad Valorem Property Tax	5.5%

Electric Power & Light Revenue	5.3%

Sales Tax Revenue	4.8%

Industrial Revenue	4.4%

Miscellaneous Revenue	4.1%

Highway Revenue Tolls	3.7%

Transit Revenue	3.5%

Port, Airport & Marina Revenue	3.4%

Nuclear Revenue	3.2%

Natural Gas Revenue	3.2%

Local or Guaranteed Housing	2.7%

Income Tax Revenue	2.5%

College & University Revenue	2.5%

Sewer Revenue	1.9%

Charter School Aid	1.7%

Appropriations	1.5%

Water Revenue	1.3%

Resource Recovery Revenue	1.1%

Government Fund/Grant Revenue	1.1%

Other	5.1%

Short-Term Instruments‡	10.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/06)
PIMCO High Yield Municipal Bond Fund Institutional Class	5.61%	9.33%	6.51%	6.37%	4.56%
PIMCO High Yield Municipal Bond Fund I-2	5.56%	9.22%	6.41%	6.26%	4.46%
PIMCO High Yield Municipal Bond Fund Class A	5.46%	9.00%	6.19%	6.07%	4.26%
PIMCO High Yield Municipal Bond Fund Class A (adjusted)	3.08%	6.55%	5.71%	5.58%	4.02%
PIMCO High Yield Municipal Bond Fund Class C	5.06%	8.19%	5.40%	5.28%	3.48%
PIMCO High Yield Municipal Bond Fund Class C (adjusted)	4.06%	7.19%	5.40%	5.28%	3.48%
Bloomberg Barclays High Yield Municipal Bond Index	5.64%	10.02%	5.99%	7.06%	5.22%
Lipper High Yield Municipal Debt Funds Average	4.69%	8.43%	4.94%	5.55%	4.26%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.66% for the Institutional Class shares, 0.76% for I-2 shares, 0.96% for Class A shares, and 1.71% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Municipal Bond Fund seeks high current income exempt from federal income tax, with total return as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Active duration positioning contributed to performance.

»	Overweight exposure to the electric utility sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure to the transportation sector contributed to performance.

»	Select exposure to the housing sector and the lease-backed sector detracted from performance.

»	Underweight exposure to the water & sewer sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	9

PIMCO Municipal Bond Fund

Institutional Class - PFMIX	Class A - PMLAX
I-2 - PMUPX	Class C - PMLCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	17.1%

Highway Revenue Tolls	8.7%

Electric Power & Light Revenue	6.7%

Port, Airport & Marina Revenue	6.3%

Ad Valorem Property Tax	5.3%

Tobacco Settlement Funded	4.7%

Income Tax Revenue	4.7%

Natural Gas Revenue	4.5%

Sales Tax Revenue	4.2%

Miscellaneous Revenue	3.5%

Water Revenue	3.1%

Industrial Revenue	2.6%

Lease (Abatement)	2.5%

General Fund	2.4%

Nuclear Revenue	2.4%

Transit Revenue	2.2%

Sewer Revenue	1.7%

Appropriations	1.6%

College & University Revenue	1.6%

Local or Guaranteed Housing	1.3%

Lease Revenue	1.2%

Other	3.9%

Short-Term Instruments‡	7.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
PIMCO Municipal Bond Fund Institutional Class	4.32%	8.13%	4.40%	4.92%	4.29%
PIMCO Municipal Bond Fund I-2	4.27%	8.02%	4.29%	4.81%	4.18%
PIMCO Municipal Bond Fund Class A	4.16%	7.80%	4.07%	4.60%	3.94%
PIMCO Municipal Bond Fund Class A (adjusted)	1.82%	5.37%	3.60%	4.28%	3.79%
PIMCO Municipal Bond Fund Class C	3.90%	7.26%	3.56%	4.08%	3.42%
PIMCO Municipal Bond Fund Class C (adjusted)	2.90%	6.26%	3.56%	4.08%	3.42%
Bloomberg Barclays Municipal Bond Index	3.74%	8.55%	3.66%	4.16%	4.79%
Lipper General & Insured Municipal Debt Funds Average	4.03%	8.20%	3.48%	4.09%	4.15%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for the Institutional Class shares, 0.65% for I-2 shares, 0.86% for Class A shares, and 1.36% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Municipal Bond Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Active duration positioning contributed to performance.

»	Overweight exposure to the industrial revenue sector and the healthcare sector contributed to performance, as these sectors outperformed the general municipal market.

»	Select exposure to the water & sewer sector detracted from performance.

»	Underweight exposure to the lease-backed sector and the education sector detracted from performance, as these sectors outperformed the general municipal market.

10	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO National Intermediate Municipal Bond Fund

Institutional Class - PMNIX	Class A - PMNTX
I-2 - PMNPX	Class C - PMNNX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	15.3%

Ad Valorem Property Tax	8.5%

Electric Power & Light Revenue	8.4%

Highway Revenue Tolls	7.2%

Water Revenue	6.5%

Natural Gas Revenue	6.2%

Tobacco Settlement Funded	4.7%

College & University Revenue	4.5%

Port, Airport & Marina Revenue	3.7%

Industrial Revenue	3.2%

Appropriations	3.1%

Miscellaneous Taxes	2.7%

Local or Guaranteed Housing	2.3%

Income Tax Revenue	2.0%

Economic Development Revenue	1.9%

Miscellaneous Revenue	1.5%

Government Fund/Grant Revenue	1.4%

Hotel Occupancy Tax	1.3%

Sales Tax Revenue	1.3%

Transit Revenue	1.2%

Lease Revenue	1.1%

Fuel Sales Tax Revenue	1.1%

General Fund	1.0%

Other	2.7%

Short-Term Instruments‡	7.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	Fund Inception (05/31/12)
PIMCO National Intermediate Municipal Bond Fund Institutional Class	3.33%	7.58%	3.28%	3.33%
PIMCO National Intermediate Municipal Bond Fund I-2	3.28%	7.47%	3.17%	3.22%
PIMCO National Intermediate Municipal Bond Fund Class A	3.15%	7.20%	2.92%	2.97%
PIMCO National Intermediate Municipal Bond Fund Class A (adjusted)	0.87%	4.77%	2.45%	2.43%
PIMCO National Intermediate Municipal Bond Fund Class C	2.90%	6.67%	2.41%	2.46%
PIMCO National Intermediate Municipal Bond Fund Class C (adjusted)	1.90%	5.67%	2.41%	2.46%
Bloomberg Barclays 1-15 Year Municipal Bond Index	2.99%	7.39%	3.03%	2.94%
Lipper Intermediate Municipal Debt Funds Average	3.15%	7.05%	2.68%	2.59%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.45% for the Institutional Class shares, 0.55% for I-2 shares, 0.80% for Class A shares, and 1.30% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO National Intermediate Municipal Bond Fund seeks maximum tax exempt income by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Overweight exposure to the industrial revenue sector and the healthcare sector contributed to performance, as these sectors outperformed the general municipal market.

»	Select exposure within the electric utility sector contributed to performance.

»	Underweight duration positioning detracted from performance, as municipal yields decreased.

»	Underweight exposure to the lease-backed sector and the education sector detracted from performance, as these sectors outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	11

PIMCO New York Municipal Bond Fund

Institutional Class - PNYIX	Class A - PNYAX
I-2 - PNYPX	Class C - PBFCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Income Tax Revenue	15.1%

Ad Valorem Property Tax	9.6%

College & University Revenue	9.5%

Water Revenue	6.6%

Miscellaneous Revenue	6.0%

Local or Guaranteed Housing	5.5%

Transit Revenue	5.4%

Sales Tax Revenue	5.3%

Health, Hospital & Nursing Home Revenue	4.3%

Port, Airport & Marina Revenue	3.9%

Highway Revenue Tolls	3.3%

Recreational Revenue	2.9%

Lease Revenue	2.9%

Industrial Revenue	2.6%

Electric Power & Light Revenue	2.5%

Tobacco Settlement Funded	2.1%

Other	3.1%

Short-Term Instruments‡	9.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO New York Municipal Bond Fund Institutional Class	4.02%	8.03%	3.86%	4.05%	4.89%
PIMCO New York Municipal Bond Fund I-2	3.97%	7.92%	3.75%	3.95%	4.78%
PIMCO New York Municipal Bond Fund Class A	3.85%	7.68%	3.52%	3.71%	4.52%
PIMCO New York Municipal Bond Fund Class A (adjusted)	1.51%	5.26%	3.05%	3.40%	4.36%
PIMCO New York Municipal Bond Fund Class C	3.46%	6.88%	2.76%	2.93%	3.76%
PIMCO New York Municipal Bond Fund Class C (adjusted)	2.46%	5.88%	2.76%	2.93%	3.76%
Bloomberg Barclays New York Municipal Bond Index	3.47%	8.27%	3.50%	4.00%	4.86%
Lipper New York Municipal Debt Funds Average	3.98%	8.16%	3.55%	3.84%	4.31%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.535% for the Institutional Class shares, 0.635% for I-2 shares, 0.865% for Class A shares, and 1.615% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO New York Municipal Bond Fund seeks high current income exempt from federal and New York income tax, with capital appreciation as a secondary objective, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Active duration positioning contributed to performance.

»	Overweight exposure to the education sector and the industrial revenue sector contributed to performance, as these sectors outperformed the general municipal market.

»	Underweight exposure to the transportation sector and the lease-backed sector detracted from performance, as these sectors outperformed the general municipal market.

»	Select exposure to the water & sewer sector detracted from performance.

12	PIMCO TAX-EFFICIENT STRATEGY FUNDS

PIMCO Short Duration Municipal Income Fund

Institutional Class - PSDIX	Class A - PSDAX
I-2 - PSDPX	Class C - PSDCX

Cumulative Returns Through September 30, 2019

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2019†§

Municipal Bonds & Notes

Health, Hospital & Nursing Home Revenue	20.9%

Ad Valorem Property Tax	11.7%

Electric Power & Light Revenue	11.4%

Natural Gas Revenue	7.9%

Industrial Revenue	6.0%

Highway Revenue Tolls	5.5%

Miscellaneous Revenue	3.4%

Tobacco Settlement Funded	3.0%

Water Revenue	2.8%

College & University Revenue	2.8%

Transit Revenue	2.3%

Resource Recovery Revenue	2.2%

Fuel Sales Tax Revenue	1.5%

Local or Guaranteed Housing	1.4%

Income Tax Revenue	1.3%

Appropriations	1.2%

Sales Tax Revenue	1.1%

Port, Airport & Marina Revenue	1.0%

Other	2.7%

Short-Term Instruments‡	9.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2019

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/99)
PIMCO Short Duration Municipal Income Fund Institutional Class	1.58%	3.74%	1.46%	1.38%	1.58%
PIMCO Short Duration Municipal Income Fund I-2	1.53%	3.63%	1.36%	1.28%	1.49%
PIMCO Short Duration Municipal Income Fund Class A	1.38%	3.32%	1.06%	0.97%	1.18%
PIMCO Short Duration Municipal Income Fund Class A (adjusted)	(0.86)%	1.02%	0.59%	0.74%	1.06%
PIMCO Short Duration Municipal Income Fund Class C	1.22%	3.02%	0.76%	0.67%	0.82%
PIMCO Short Duration Municipal Income Fund Class C (adjusted)	0.22%	2.02%	0.76%	0.67%	0.82%
Bloomberg Barclays 1-Year Municipal Bond Index	1.02%	2.64%	1.09%	1.10%	2.29%
Lipper Short Municipal Debt Funds Average	1.23%	2.90%	1.04%	1.17%	2.34%

All Fund returns are net of fees and expenses.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.33% for the Institutional Class shares, 0.43% for I-2 shares, 0.73% for Class A shares, and 1.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Short Duration Municipal Income Fund seeks high current income exempt from federal income tax, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance during the reporting period:

»	Active duration positioning contributed to performance.

»	Overweight exposure to revenue bonds contributed to performance, as the segment outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Select exposure to pre-refunded bonds detracted from performance.

»	Underweight exposure to the lease-backed sector and the special tax sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2019 to September 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO California Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,031.40	$2.26	$1,000.00	$1,022.78	$2.25	0.445%
I-2	1,000.00	1,030.90	2.77	1,000.00	1,022.28	2.76	0.545
Class A	1,000.00	1,029.70	3.93	1,000.00	1,021.13	3.92	0.775
Class C	1,000.00	1,025.90	7.72	1,000.00	1,017.38	7.69	1.525

PIMCO California Municipal Bond Fund
Institutional Class	$1,000.00	$1,049.60	$2.41	$1,000.00	$1,022.65	$2.38	0.47	%(a)
I-2	1,000.00	1,049.10	2.92	1,000.00	1,022.15	2.88	0.57	(a)
Class A	1,000.00	1,047.80	4.20	1,000.00	1,020.90	4.14	0.82	(a)
Class C	1,000.00	1,043.90	8.02	1,000.00	1,017.15	7.92	1.57	(a)

PIMCO California Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,013.60	$1.66	$1,000.00	$1,023.35	$1.67	0.33%
I-2	1,000.00	1,013.10	2.16	1,000.00	1,022.85	2.17	0.43
Class A	1,000.00	1,011.60	3.67	1,000.00	1,021.35	3.69	0.73

14	PIMCO TAX-EFFICIENT STRATEGY FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Municipal Bond Fund
Institutional Class	$1,000.00	$1,056.10	$3.29	$1,000.00	$1,021.80	$3.23	0.64	%(b)
I-2	1,000.00	1,055.60	3.80	1,000.00	1,021.30	3.74	0.74	(b)
Class A	1,000.00	1,054.60	4.83	1,000.00	1,020.30	4.75	0.94	(b)
Class C	1,000.00	1,050.60	8.66	1,000.00	1,016.55	8.52	1.69	(b)

PIMCO Municipal Bond Fund
Institutional Class	$1,000.00	$1,043.20	$2.66	$1,000.00	$1,022.40	$2.63	0.52	%(c)
I-2	1,000.00	1,042.70	3.17	1,000.00	1,021.90	3.13	0.62	(c)
Class A	1,000.00	1,041.60	4.24	1,000.00	1,020.85	4.19	0.83	(c)
Class C	1,000.00	1,039.00	6.78	1,000.00	1,018.35	6.71	1.33	(c)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class	$1,000.00	$1,033.30	$2.29	$1,000.00	$1,022.75	$2.28	0.45%
I-2	1,000.00	1,032.80	2.80	1,000.00	1,022.25	2.78	0.55
Class A	1,000.00	1,031.50	4.06	1,000.00	1,021.00	4.04	0.80
Class C	1,000.00	1,029.00	6.59	1,000.00	1,018.50	6.56	1.30

PIMCO New York Municipal Bond Fund
Institutional Class	$1,000.00	$1,040.20	$2.58	$1,000.00	$1,022.48	$2.55	0.505	%(d)
I-2	1,000.00	1,039.70	3.09	1,000.00	1,021.98	3.06	0.605	(d)
Class A	1,000.00	1,038.50	4.26	1,000.00	1,020.83	4.22	0.835	(d)
Class C	1,000.00	1,034.60	8.06	1,000.00	1,017.08	7.99	1.585	(d)

PIMCO Short Duration Municipal Income Fund
Institutional Class	$1,000.00	$1,015.80	$1.66	$1,000.00	$1,023.35	$1.67	0.33%
I-2	1,000.00	1,015.30	2.17	1,000.00	1,022.85	2.17	0.43
Class A	1,000.00	1,013.80	3.68	1,000.00	1,021.35	3.69	0.73
Class C	1,000.00	1,012.20	5.18	1,000.00	1,019.85	5.20	1.03

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.03% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.25, $2.77, $4.04, $7.87 for Actual Performance and $2.23, $2.73, $3.99, $7.77 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(b) The Net Annualized Expense Ratio reflected in the expense example above includes 0.09% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.83, $3.34, $4.37, $8.20 for Actual Performance and $2.78, $3.29, $4.29, $8.07 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(c) The Net Annualized Expense Ratio reflected in the expense example above includes 0.08% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.25, $2.76, $3.83, $6.37 for Actual Performance and $2.23, $2.73, $3.79, $6.31 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

(d) The Net Annualized Expense Ratio reflected in the expense example above includes 0.06% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $2.27, $2.78, $3.95, $7.76 for Actual Performance and $2.25, $2.76, $3.92, $7.69 for Hypothetical Performance for Institutional Class, I-2, Class A and Class C, respectively. The additional non-cash interest expense does not reflect actual expenses paid by the Fund, but instead is offset by additional interest income recorded by the Fund in Tender Option Bonds (“TOBs”) transaction accounted for as secured borrowing. Refer to Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-15 Year Municipal Bond Index	Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays California 1 Year Municipal Bond Index	Bloomberg Barclays California 1 Year Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having a maturity of at least one year and less than two years.

Bloomberg Barclays California Intermediate Municipal Bond Index	Bloomberg Barclays California Intermediate Municipal Bond Index is an unmanaged index comprised of California Municipal Bond issues having maturities of at least five years and less than ten years and consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays High Yield Municipal Bond Index	The Bloomberg Barclays High Yield Municipal Bond Index measures the non-investment grade and non-rated U.S. tax-exempt bond market. It is an unmanaged index made up of dollar-denominated, fixed-rate municipal securities that are rated Ba1/BB+/BB+ or below or non-rated and that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays New York Municipal Bond Index	The Bloomberg Barclays New York Municipal Bond Index is the New York component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

* It is not possible to invest directly in an unmanaged index.

16	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	17

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Intermediate Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.82	$0.12	$0.19	$0.31	$(0.12)	$0.00	$(0.12)

03/31/2019	9.64	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	9.69	0.25	(0.05)	0.20	(0.25)	0.00	(0.25)

03/31/2017	9.97	0.24	(0.28)	(0.04)	(0.24)	0.00	(0.24)

03/31/2016	9.86	0.25	0.11	0.36	(0.25)	0.00	(0.25)

03/31/2015	9.68	0.22	0.19	0.41	(0.23)	0.00	(0.23)
I-2

04/01/2019 - 09/30/2019+	9.82	0.11	0.19	0.30	(0.11)	0.00	(0.11)

03/31/2019	9.64	0.24	0.18	0.42	(0.24)	0.00	(0.24)

03/31/2018	9.69	0.24	(0.05)	0.19	(0.24)	0.00	(0.24)

03/31/2017	9.97	0.23	(0.28)	(0.05)	(0.23)	0.00	(0.23)

03/31/2016	9.86	0.24	0.11	0.35	(0.24)	0.00	(0.24)

03/31/2015	9.68	0.22	0.18	0.40	(0.22)	0.00	(0.22)
Class A

04/01/2019 - 09/30/2019+	9.82	0.10	0.19	0.29	(0.10)	0.00	(0.10)

03/31/2019	9.64	0.22	0.18	0.40	(0.22)	0.00	(0.22)

03/31/2018	9.69	0.21	(0.05)	0.16	(0.21)	0.00	(0.21)

03/31/2017	9.97	0.21	(0.28)	(0.07)	(0.21)	0.00	(0.21)

03/31/2016	9.86	0.22	0.11	0.33	(0.22)	0.00	(0.22)

03/31/2015	9.68	0.19	0.18	0.37	(0.19)	0.00	(0.19)
Class C

04/01/2019 - 09/30/2019+	9.82	0.06	0.19	0.25	(0.06)	0.00	(0.06)

03/31/2019	9.64	0.15	0.18	0.33	(0.15)	0.00	(0.15)

03/31/2018	9.69	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	9.97	0.14	(0.28)	(0.14)	(0.14)	0.00	(0.14)

03/31/2016	9.86	0.14	0.11	0.25	(0.14)	0.00	(0.14)

03/31/2015	9.68	0.12	0.18	0.30	(0.12)	0.00	(0.12)

PIMCO California Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.89	$0.15	$0.39	$0.54	$(0.15)	$0.00	$(0.15)

03/31/2019	10.61	0.32	0.27	0.59	(0.31)	0.00	(0.31)

03/31/2018	10.52	0.33	0.09	0.42	(0.33)	0.00	(0.33)

03/31/2017	10.81	0.32	(0.29)	0.03	(0.32)	0.00	(0.32)

03/31/2016	10.47	0.30	0.34	0.64	(0.30)	0.00	(0.30)

03/31/2015	10.03	0.26	0.43	0.69	(0.25)	0.00	(0.25)
I-2

04/01/2019 - 09/30/2019+	10.89	0.14	0.39	0.53	(0.14)	0.00	(0.14)

03/31/2019	10.61	0.31	0.27	0.58	(0.30)	0.00	(0.30)

03/31/2018	10.52	0.32	0.08	0.40	(0.31)	0.00	(0.31)

03/31/2017	10.81	0.31	(0.29)	0.02	(0.31)	0.00	(0.31)

03/31/2016	10.47	0.29	0.34	0.63	(0.29)	0.00	(0.29)

03/31/2015	10.03	0.25	0.43	0.68	(0.24)	0.00	(0.24)
Class A

04/01/2019 - 09/30/2019+	10.89	0.13	0.39	0.52	(0.13)	0.00	(0.13)

03/31/2019	10.61	0.28	0.28	0.56	(0.28)	0.00	(0.28)

03/31/2018	10.52	0.30	0.08	0.38	(0.29)	0.00	(0.29)

03/31/2017	10.81	0.28	(0.29)	(0.01)	(0.28)	0.00	(0.28)

03/31/2016	10.47	0.27	0.34	0.61	(0.27)	0.00	(0.27)

03/31/2015	10.03	0.22	0.44	0.66	(0.22)	0.00	(0.22)
Class C

04/01/2019 - 09/30/2019+	10.89	0.09	0.39	0.48	(0.09)	0.00	(0.09)

03/31/2019	10.61	0.20	0.28	0.48	(0.20)	0.00	(0.20)

03/31/2018	10.52	0.22	0.08	0.30	(0.21)	0.00	(0.21)

03/31/2017	10.81	0.20	(0.29)	(0.09)	(0.20)	0.00	(0.20)

03/31/2016	10.47	0.19	0.34	0.53	(0.19)	0.00	(0.19)

03/31/2015	10.03	0.15	0.43	0.58	(0.14)	0.00	(0.14)

18	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.01	3.14%	$87,065	0.445	%*	0.445	%*	0.445	%*	0.445	%*	2.37	%*	12%

9.82	4.54	79,510	0.445		0.445		0.445		0.445		2.61		31

9.64	2.01	57,131	0.445		0.445		0.445		0.445		2.52		15

9.69	(0.37)	41,743	0.445		0.445		0.445		0.445		2.44		41

9.97	3.70	51,348	0.445		0.445		0.445		0.445		2.53		24

9.86	4.22	52,171	0.445		0.445		0.445		0.445		2.28		10

10.01	3.09	17,392	0.545	*	0.545	*	0.545	*	0.545	*	2.27	*	12

9.82	4.44	16,630	0.545		0.545		0.545		0.545		2.50		31

9.64	1.91	30,311	0.545		0.545		0.545		0.545		2.41		15

9.69	(0.47)	28,220	0.545		0.545		0.545		0.545		2.36		41

9.97	3.59	16,017	0.545		0.545		0.545		0.545		2.43		24

9.86	4.12	15,401	0.545		0.545		0.545		0.545		2.22		10

10.01	2.97	60,906	0.775	*	0.775	*	0.775	*	0.775	*	2.03	*	12

9.82	4.20	50,298	0.775		0.775		0.775		0.775		2.27		31

9.64	1.68	49,614	0.775		0.775		0.775		0.775		2.18		15

9.69	(0.70)	44,936	0.775		0.775		0.775		0.775		2.12		41

9.97	3.36	42,785	0.775		0.775		0.775		0.775		2.20		24

9.86	3.88	37,660	0.775		0.775		0.775		0.775		1.96		10

10.01	2.59	7,501	1.525	*	1.525	*	1.525	*	1.525	*	1.30	*	12

9.82	3.43	8,991	1.525		1.525		1.525		1.525		1.52		31

9.64	0.92	9,501	1.525		1.525		1.525		1.525		1.43		15

9.69	(1.45)	11,160	1.525		1.525		1.525		1.525		1.37		41

9.97	2.59	11,946	1.525		1.525		1.525		1.525		1.45		24

9.86	3.11	9,383	1.525		1.525		1.525		1.525		1.22		10

$11.28	4.96%	$8,288	0.47	%*	0.47	%*	0.44	%*	0.44	%*	2.67	%*	17%

10.89	5.71	6,904	0.49		0.49		0.44		0.44		2.98		36

10.61	3.97	4,988	0.50		0.50		0.44		0.44		3.13		43

10.52	0.23	3,417	0.46		0.46		0.44		0.44		2.93		133

10.81	6.26	4,434	0.44		0.44		0.44		0.44		2.90		89

10.47	6.96	4,155	0.44		0.44		0.44		0.44		2.48		8

11.28	4.91	3,771	0.57	*	0.57	*	0.54	*	0.54	*	2.52	*	17

10.89	5.61	1,597	0.59		0.59		0.54		0.54		2.90		36

10.61	3.86	518	0.60		0.60		0.54		0.54		3.02		43

10.52	0.13	671	0.56		0.56		0.54		0.54		2.81		133

10.81	6.16	432	0.54		0.54		0.54		0.54		2.73		89

10.47	6.85	117	0.54		0.54		0.54		0.54		2.39		8

11.28	4.78	36,349	0.82	*	0.82	*	0.79	*	0.79	*	2.29	*	17

10.89	5.35	21,456	0.84		0.84		0.79		0.79		2.63		36

10.61	3.60	8,453	0.85		0.85		0.79		0.79		2.78		43

10.52	(0.12)	5,877	0.81		0.81		0.79		0.79		2.60		133

10.81	5.90	5,630	0.79		0.79		0.79		0.79		2.53		89

10.47	6.59	2,121	0.79		0.79		0.79		0.79		2.15		8

11.28	4.39	2,475	1.57	*	1.57	*	1.54	*	1.54	*	1.57	*	17

10.89	4.56	2,074	1.59		1.59		1.54		1.54		1.88		36

10.61	2.83	1,800	1.60		1.60		1.54		1.54		2.02		43

10.52	(0.87)	2,190	1.56		1.56		1.54		1.54		1.83		133

10.81	5.11	2,343	1.54		1.54		1.54		1.54		1.79		89

10.47	5.80	1,712	1.54		1.54		1.54		1.54		1.44		8

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO California Short Duration Municipal Income Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.88	$0.08	$0.05	$0.13	$(0.08)	$0.00	$(0.08)

03/31/2019	9.82	0.16	0.06	0.22	(0.16)	0.00	(0.16)

03/31/2018	9.87	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	9.94	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	9.94	0.09	0.00	0.09	(0.09)	0.00	(0.09)

03/31/2015	9.93	0.08	0.01	0.09	(0.08)	0.00	(0.08)
I-2

04/01/2019 - 09/30/2019+	9.88	0.08	0.05	0.13	(0.08)	0.00	(0.08)

03/31/2019	9.82	0.15	0.06	0.21	(0.15)	0.00	(0.15)

03/31/2018	9.87	0.13	(0.06)	0.07	(0.12)	0.00	(0.12)

03/31/2017	9.94	0.09	(0.07)	0.02	(0.09)	0.00	(0.09)

03/31/2016	9.94	0.08	0.00	0.08	(0.08)	0.00	(0.08)

03/31/2015	9.93	0.07	0.01	0.08	(0.07)	0.00	(0.07)
Class A

04/01/2019 - 09/30/2019+	9.88	0.06	0.05	0.11	(0.06)	0.00	(0.06)

03/31/2019	9.82	0.12	0.06	0.18	(0.12)	0.00	(0.12)

03/31/2018	9.87	0.10	(0.06)	0.04	(0.09)	0.00	(0.09)

03/31/2017	9.94	0.06	(0.07)	(0.01)	(0.06)	0.00	(0.06)

03/31/2016	9.94	0.05	0.00	0.05	(0.05)	0.00	(0.05)

03/31/2015	9.93	0.04	0.01	0.05	(0.04)	0.00	(0.04)

PIMCO High Yield Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.15	$0.18	$0.33	$0.51	$(0.18)	$0.00	$(0.18)

03/31/2019	8.98	0.37	0.18	0.55	(0.37)	(0.01)	(0.38)

03/31/2018	8.82	0.40	0.15	0.55	(0.39)	0.00	(0.39)

03/31/2017	8.96	0.37	(0.15)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.26	0.63	(0.38)	0.00	(0.38)

03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
I-2

04/01/2019 - 09/30/2019+	9.15	0.18	0.33	0.51	(0.18)	0.00	(0.18)

03/31/2019	8.98	0.36	0.18	0.54	(0.36)	(0.01)	(0.37)

03/31/2018	8.82	0.39	0.15	0.54	(0.38)	0.00	(0.38)

03/31/2017	8.96	0.36	(0.14)	0.22	(0.36)	0.00	(0.36)

03/31/2016	8.71	0.37	0.25	0.62	(0.37)	0.00	(0.37)

03/31/2015	8.34	0.39	0.37	0.76	(0.39)	0.00	(0.39)
Class A

04/01/2019 - 09/30/2019+	9.15	0.17	0.33	0.50	(0.17)	0.00	(0.17)

03/31/2019	8.98	0.35	0.18	0.53	(0.35)	(0.01)	(0.36)

03/31/2018	8.82	0.37	0.15	0.52	(0.36)	0.00	(0.36)

03/31/2017	8.96	0.34	(0.14)	0.20	(0.34)	0.00	(0.34)

03/31/2016	8.71	0.35	0.25	0.60	(0.35)	0.00	(0.35)

03/31/2015	8.34	0.36	0.38	0.74	(0.37)	0.00	(0.37)
Class C

04/01/2019 - 09/30/2019+	9.15	0.13	0.33	0.46	(0.13)	0.00	(0.13)

03/31/2019	8.98	0.28	0.18	0.46	(0.28)	(0.01)	(0.29)

03/31/2018	8.82	0.30	0.15	0.45	(0.29)	0.00	(0.29)

03/31/2017	8.96	0.28	(0.15)	0.13	(0.27)	0.00	(0.27)

03/31/2016	8.71	0.29	0.25	0.54	(0.29)	0.00	(0.29)

03/31/2015	8.34	0.30	0.37	0.67	(0.30)	0.00	(0.30)

20	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.93	1.36%	$101,494	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.70	%*	24%

9.88	2.29	83,637	0.33		0.33		0.33		0.33		1.67		67

9.82	0.82	85,293	0.33		0.33		0.33		0.33		1.45		60

9.87	0.34	76,914	0.33		0.33		0.33		0.33		1.04		71

9.94	0.96	72,156	0.33		0.33		0.33		0.33		0.95		42

9.94	0.95	61,615	0.33		0.33		0.33		0.33		0.84		36

9.93	1.31	15,035	0.43	*	0.43	*	0.43	*	0.43	*	1.60	*	24

9.88	2.19	15,105	0.43		0.43		0.43		0.43		1.57		67

9.82	0.72	13,029	0.43		0.43		0.43		0.43		1.35		60

9.87	0.24	12,435	0.43		0.43		0.43		0.43		0.93		71

9.94	0.85	22,854	0.43		0.43		0.43		0.43		0.83		42

9.94	0.84	40,912	0.43		0.43		0.43		0.43		0.74		36

9.93	1.16	27,241	0.73	*	0.73	*	0.73	*	0.73	*	1.30	*	24

9.88	1.88	26,500	0.73		0.73		0.73		0.73		1.26		67

9.82	0.41	32,447	0.73		0.73		0.73		0.73		1.05		60

9.87	(0.06)	32,973	0.73		0.73		0.73		0.73		0.64		71

9.94	0.55	39,619	0.73		0.73		0.73		0.73		0.53		42

9.94	0.54	58,069	0.73		0.73		0.73		0.73		0.44		36

$9.48	5.61%	$564,238	0.64	%*	0.64	%*	0.55	%*	0.55	%*	3.89	%*	29%

9.15	6.35	496,572	0.66		0.66		0.55		0.55		4.16		68

8.98	6.28	356,911	0.61		0.61		0.55		0.55		4.42		72

8.82	2.52	256,810	0.58		0.58		0.55		0.55		4.06		124

8.96	7.47	313,824	0.56		0.56		0.55		0.55		4.27		58

8.71	9.32	86,028	0.55		0.55		0.55		0.55		4.55		32

9.48	5.56	261,197	0.74	*	0.74	*	0.65	*	0.65	*	3.78	*	29

9.15	6.24	189,819	0.76		0.76		0.65		0.65		4.06		68

8.98	6.17	145,344	0.71		0.71		0.65		0.65		4.32		72

8.82	2.42	106,553	0.68		0.68		0.65		0.65		3.98		124

8.96	7.36	114,366	0.66		0.66		0.65		0.65		4.26		58

8.71	9.22	74,736	0.65		0.65		0.65		0.65		4.50		32

9.48	5.46	775,021	0.94	*	0.94	*	0.85	*	0.85	*	3.58	*	29

9.15	6.03	585,792	0.96		0.96		0.85		0.85		3.86		68

8.98	5.96	425,741	0.91		0.91		0.85		0.85		4.12		72

8.82	2.21	254,421	0.88		0.88		0.85		0.85		3.82		124

8.96	7.15	204,636	0.86		0.86		0.85		0.85		4.05		58

8.71	9.00	136,007	0.85		0.85		0.85		0.85		4.24		32

9.48	5.06	94,704	1.69	*	1.69	*	1.60	*	1.60	*	2.84	*	29

9.15	5.25	87,662	1.71		1.71		1.60		1.60		3.11		68

8.98	5.17	78,881	1.66		1.66		1.60		1.60		3.37		72

8.82	1.45	87,189	1.63		1.63		1.60		1.60		3.06		124

8.96	6.35	89,274	1.61		1.61		1.60		1.60		3.32		58

8.71	8.19	74,076	1.60		1.60		1.60		1.60		3.51		32

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$9.87	$0.17	$0.25	$0.42	$(0.16)	$0.00	$(0.16)

03/31/2019	9.74	0.36	0.13	0.49	(0.36)	0.00	(0.36)

03/31/2018	9.63	0.36	0.10	0.46	(0.35)	0.00	(0.35)

03/31/2017	9.90	0.33	(0.27)	0.06	(0.33)	0.00	(0.33)

03/31/2016	9.78	0.35	0.12	0.47	(0.35)	0.00	(0.35)

03/31/2015	9.41	0.32	0.36	0.68	(0.31)	0.00	(0.31)
I-2

04/01/2019 - 09/30/2019+	9.87	0.16	0.26	0.42	(0.16)	0.00	(0.16)

03/31/2019	9.74	0.35	0.13	0.48	(0.35)	0.00	(0.35)

03/31/2018	9.63	0.35	0.10	0.45	(0.34)	0.00	(0.34)

03/31/2017	9.90	0.32	(0.27)	0.05	(0.32)	0.00	(0.32)

03/31/2016	9.78	0.34	0.12	0.46	(0.34)	0.00	(0.34)

03/31/2015	9.41	0.31	0.36	0.67	(0.30)	0.00	(0.30)
Class A

04/01/2019 - 09/30/2019+	9.87	0.15	0.26	0.41	(0.15)	0.00	(0.15)

03/31/2019	9.74	0.33	0.13	0.46	(0.33)	0.00	(0.33)

03/31/2018	9.63	0.33	0.10	0.43	(0.32)	0.00	(0.32)

03/31/2017	9.90	0.30	(0.27)	0.03	(0.30)	0.00	(0.30)

03/31/2016	9.78	0.32	0.12	0.44	(0.32)	0.00	(0.32)

03/31/2015	9.41	0.29	0.36	0.65	(0.28)	0.00	(0.28)
Class C

04/01/2019 - 09/30/2019+	9.87	0.13	0.25	0.38	(0.12)	0.00	(0.12)

03/31/2019	9.74	0.29	0.12	0.41	(0.28)	0.00	(0.28)

03/31/2018	9.63	0.28	0.10	0.38	(0.27)	0.00	(0.27)

03/31/2017	9.90	0.25	(0.27)	(0.02)	(0.25)	0.00	(0.25)

03/31/2016	9.78	0.27	0.12	0.39	(0.27)	0.00	(0.27)

03/31/2015	9.41	0.24	0.36	0.60	(0.23)	0.00	(0.23)

PIMCO National Intermediate Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$10.61	$0.13	$0.22	$0.35	$(0.13)	$0.00	$(0.13)

03/31/2019	10.39	0.28	0.22	0.50	(0.28)	0.00	(0.28)

03/31/2018	10.37	0.27	0.02	0.29	(0.27)	0.00	(0.27)

03/31/2017	10.63	0.24	(0.26)	(0.02)	(0.24)	0.00	(0.24)

03/31/2016	10.44	0.23	0.19	0.42	(0.23)	0.00	(0.23)

03/31/2015	10.15	0.23	0.28	0.51	(0.22)	0.00	(0.22)
I-2

04/01/2019 - 09/30/2019+	10.61	0.13	0.22	0.35	(0.13)	0.00	(0.13)

03/31/2019	10.39	0.27	0.22	0.49	(0.27)	0.00	(0.27)

03/31/2018	10.37	0.26	0.02	0.28	(0.26)	0.00	(0.26)

03/31/2017	10.63	0.23	(0.26)	(0.03)	(0.23)	0.00	(0.23)

03/31/2016	10.44	0.23	0.18	0.41	(0.22)	0.00	(0.22)

03/31/2015	10.15	0.22	0.28	0.50	(0.21)	0.00	(0.21)
Class A

04/01/2019 - 09/30/2019+	10.61	0.11	0.22	0.33	(0.11)	0.00	(0.11)

03/31/2019	10.39	0.24	0.22	0.46	(0.24)	0.00	(0.24)

03/31/2018	10.37	0.23	0.02	0.25	(0.23)	0.00	(0.23)

03/31/2017	10.63	0.21	(0.27)	(0.06)	(0.20)	0.00	(0.20)

03/31/2016	10.44	0.20	0.19	0.39	(0.20)	0.00	(0.20)

03/31/2015	10.15	0.19	0.28	0.47	(0.18)	0.00	(0.18)
Class C

04/01/2019 - 09/30/2019+	10.61	0.09	0.22	0.31	(0.09)	0.00	(0.09)

03/31/2019	10.39	0.19	0.22	0.41	(0.19)	0.00	(0.19)

03/31/2018	10.37	0.18	0.02	0.20	(0.18)	0.00	(0.18)

03/31/2017	10.63	0.15	(0.26)	(0.11)	(0.15)	0.00	(0.15)

03/31/2016	10.44	0.15	0.19	0.34	(0.15)	0.00	(0.15)

03/31/2015	10.15	0.14	0.28	0.42	(0.13)	0.00	(0.13)

22	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.13	4.32%	$287,179	0.52	%*	0.52	%*	0.44	%*	0.44	%*	3.30	%*	24%

9.87	5.16	268,422	0.55		0.55		0.44		0.44		3.76		48

9.74	4.80	192,741	0.48		0.48		0.44		0.44		3.71		64

9.63	0.55	155,155	0.48		0.48		0.44		0.44		3.33		131

9.90	4.90	168,010	0.45		0.45		0.44		0.44		3.61		85

9.78	7.28	122,139	0.44		0.44		0.44		0.44		3.26		17

10.13	4.27	246,555	0.62	*	0.62	*	0.54	*	0.54	*	3.19	*	24

9.87	5.06	204,834	0.65		0.65		0.54		0.54		3.66		48

9.74	4.70	143,000	0.58		0.58		0.54		0.54		3.60		64

9.63	0.45	121,413	0.58		0.58		0.54		0.54		3.23		131

9.90	4.79	124,575	0.55		0.55		0.54		0.54		3.50		85

9.78	7.17	121,977	0.54		0.54		0.54		0.54		3.17		17

10.13	4.16	444,254	0.83	*	0.83	*	0.75	*	0.75	*	2.98	*	24

9.87	4.84	349,323	0.86		0.86		0.75		0.75		3.45		48

9.74	4.48	293,311	0.79		0.79		0.75		0.75		3.39		64

9.63	0.24	252,762	0.79		0.79		0.75		0.75		3.02		131

9.90	4.57	267,799	0.76		0.76		0.75		0.75		3.28		85

9.78	6.95	217,655	0.75		0.75		0.75		0.75		2.95		17

10.13	3.90	61,839	1.33	*	1.33	*	1.25	*	1.25	*	2.50	*	24

9.87	4.32	71,628	1.36		1.36		1.25		1.25		2.95		48

9.74	3.96	83,990	1.29		1.29		1.25		1.25		2.89		64

9.63	(0.26)	109,216	1.29		1.29		1.25		1.25		2.52		131

9.90	4.05	121,156	1.26		1.26		1.25		1.25		2.79		85

9.78	6.42	108,766	1.25		1.25		1.25		1.25		2.45		17

$10.83	3.33%	$55,219	0.45	%*	0.45	%*	0.45	%*	0.45	%*	2.47	%*	10%

10.61	4.90	45,549	0.45		0.45		0.45		0.45		2.70		20

10.39	2.76	22,430	0.45		0.45		0.45		0.45		2.54		24

10.37	(0.19)	15,993	0.45		0.45		0.45		0.45		2.24		73

10.63	4.13	25,568	0.45		0.45		0.45		0.45		2.21		41

10.44	5.05	7,428	0.45		0.45		0.45		0.45		2.19		25

10.83	3.28	22,840	0.55	*	0.55	*	0.55	*	0.55	*	2.37	*	10

10.61	4.79	19,793	0.55		0.55		0.55		0.55		2.60		21

10.39	2.66	20,126	0.55		0.55		0.55		0.55		2.44		24

10.37	(0.29)	16,012	0.55		0.55		0.55		0.55		2.18		73

10.63	4.02	14,161	0.55		0.55		0.55		0.55		2.17		41

10.44	4.94	13,242	0.55		0.55		0.55		0.55		2.11		25

10.83	3.15	36,356	0.80	*	0.80	*	0.80	*	0.80	*	2.12	*	10

10.61	4.53	31,794	0.80		0.80		0.80		0.80		2.35		21

10.39	2.40	25,057	0.80		0.80		0.80		0.80		2.18		24

10.37	(0.54)	23,353	0.80		0.80		0.80		0.80		1.94		73

10.63	3.76	16,611	0.80		0.80		0.80		0.80		1.92		41

10.44	4.68	15,564	0.80		0.80		0.80		0.80		1.85		25

10.83	2.90	2,384	1.30	*	1.30	*	1.30	*	1.30	*	1.64	*	10

10.61	4.02	3,122	1.30		1.30		1.30		1.30		1.84		21

10.39	1.89	3,734	1.30		1.30		1.30		1.30		1.67		24

10.37	(1.04)	4,724	1.30		1.30		1.30		1.30		1.42		73

10.63	3.25	5,155	1.30		1.30		1.30		1.30		1.42		41

10.44	4.16	4,857	1.30		1.30		1.30		1.30		1.37		25

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO New York Municipal Bond Fund
Institutional Class

04/01/2019 - 09/30/2019+	$11.27	$0.15	$0.30	$0.45	$(0.15)	$0.00	$(0.15)

03/31/2019	11.09	0.37	0.17	0.54	(0.36)	0.00	(0.36)

03/31/2018	11.13	0.37	(0.04)	0.33	(0.37)	0.00	(0.37)

03/31/2017	11.43	0.38	(0.30)	0.08	(0.38)	0.00	(0.38)

03/31/2016	11.40	0.41	0.03	0.44	(0.41)	0.00	(0.41)

03/31/2015	10.99	0.40	0.41	0.81	(0.40)	0.00	(0.40)
I-2

04/01/2019 - 09/30/2019+	11.27	0.15	0.30	0.45	(0.15)	0.00	(0.15)

03/31/2019	11.09	0.36	0.17	0.53	(0.35)	0.00	(0.35)

03/31/2018	11.13	0.36	(0.05)	0.31	(0.35)	0.00	(0.35)

03/31/2017	11.43	0.37	(0.30)	0.07	(0.37)	0.00	(0.37)

03/31/2016	11.40	0.40	0.03	0.43	(0.40)	0.00	(0.40)

03/31/2015	10.99	0.39	0.41	0.80	(0.39)	0.00	(0.39)
Class A

04/01/2019 - 09/30/2019+	11.27	0.13	0.30	0.43	(0.13)	0.00	(0.13)

03/31/2019	11.09	0.33	0.18	0.51	(0.33)	0.00	(0.33)

03/31/2018	11.13	0.34	(0.05)	0.29	(0.33)	0.00	(0.33)

03/31/2017	11.43	0.35	(0.31)	0.04	(0.34)	0.00	(0.34)

03/31/2016	11.40	0.37	0.03	0.40	(0.37)	0.00	(0.37)

03/31/2015	10.99	0.36	0.41	0.77	(0.36)	0.00	(0.36)
Class C

04/01/2019 - 09/30/2019+	11.27	0.09	0.30	0.39	(0.09)	0.00	(0.09)

03/31/2019	11.09	0.25	0.18	0.43	(0.25)	0.00	(0.25)

03/31/2018	11.13	0.25	(0.05)	0.20	(0.24)	0.00	(0.24)

03/31/2017	11.43	0.26	(0.30)	(0.04)	(0.26)	0.00	(0.26)

03/31/2016	11.40	0.28	0.04	0.32	(0.29)	0.00	(0.29)

03/31/2015	10.99	0.28	0.41	0.69	(0.28)	0.00	(0.28)

PIMCO Short Duration Municipal Income Fund
Institutional Class

04/01/2019 - 09/30/2019+	$8.42	$0.08	$0.05	$0.13	$(0.08)	$0.00	$(0.08)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.05)	0.09	(0.14)	0.00	(0.14)

03/31/2017	8.47	0.11	(0.07)	0.04	(0.11)	0.00	(0.11)

03/31/2016	8.49	0.11	(0.02)	0.09	(0.11)	0.00	(0.11)

03/31/2015	8.48	0.09	0.01	0.10	(0.09)	0.00	(0.09)
I-2

04/01/2019 - 09/30/2019+	8.42	0.08	0.05	0.13	(0.08)	0.00	(0.08)

03/31/2019	8.35	0.16	0.07	0.23	(0.16)	0.00	(0.16)

03/31/2018	8.40	0.14	(0.06)	0.08	(0.13)	0.00	(0.13)

03/31/2017	8.47	0.10	(0.07)	0.03	(0.10)	0.00	(0.10)

03/31/2016	8.49	0.10	(0.02)	0.08	(0.10)	0.00	(0.10)

03/31/2015	8.48	0.08	0.01	0.09	(0.08)	0.00	(0.08)
Class A

04/01/2019 - 09/30/2019+	8.42	0.07	0.05	0.12	(0.07)	0.00	(0.07)

03/31/2019	8.35	0.13	0.07	0.20	(0.13)	0.00	(0.13)

03/31/2018	8.40	0.11	(0.06)	0.05	(0.10)	0.00	(0.10)

03/31/2017	8.47	0.07	(0.06)	0.01	(0.08)	0.00	(0.08)

03/31/2016	8.49	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)

03/31/2015	8.48	0.05	0.02	0.07	(0.06)	0.00	(0.06)

24	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.57	4.02%	$112,987	0.505	%*	0.505	%*	0.445	%*	0.445	%*	2.66	%*	24%

11.27	5.01	91,943	0.535		0.535		0.445		0.445		3.33		18

11.09	2.93	58,949	0.485		0.485		0.445		0.445		3.33		25

11.13	0.70	50,082	0.455		0.455		0.445		0.445		3.34		63

11.43	3.94	56,393	0.445		0.445		0.445		0.445		3.61		36

11.40	7.44	57,482	0.445		0.445		0.445		0.445		3.52		10

11.57	3.97	27,867	0.605	*	0.605	*	0.545	*	0.545	*	2.56	*	24

11.27	4.91	18,298	0.635		0.635		0.545		0.545		3.24		18

11.09	2.83	13,426	0.585		0.585		0.545		0.545		3.22		25

11.13	0.59	11,896	0.555		0.555		0.545		0.545		3.26		63

11.43	3.84	9,664	0.545		0.545		0.545		0.545		3.50		36

11.40	7.33	8,804	0.545		0.545		0.545		0.545		3.43		10

11.57	3.85	347,030	0.835	*	0.835	*	0.775	*	0.775	*	2.31	*	24

11.27	4.67	204,469	0.865		0.865		0.775		0.775		3.00		18

11.09	2.59	141,421	0.815		0.815		0.775		0.775		3.00		25

11.13	0.36	95,676	0.785		0.785		0.775		0.775		3.03		63

11.43	3.60	70,983	0.775		0.775		0.775		0.775		3.26		36

11.40	7.09	48,613	0.775		0.775		0.775		0.775		3.19		10

11.57	3.46	25,922	1.585	*	1.585	*	1.525	*	1.525	*	1.58	*	24

11.27	3.89	19,464	1.615		1.615		1.525		1.525		2.25		18

11.09	1.83	16,880	1.565		1.565		1.525		1.525		2.24		25

11.13	(0.39)	18,201	1.535		1.535		1.525		1.525		2.28		63

11.43	2.83	14,411	1.525		1.525		1.525		1.525		2.52		36

11.40	6.29	12,149	1.525		1.525		1.525		1.525		2.44		10

$8.47	1.58%	$96,902	0.33	%*	0.33	%*	0.33	%*	0.33	%*	1.95	%*	21%

8.42	2.84	90,738	0.33		0.33		0.33		0.33		1.98		64

8.35	1.03	66,613	0.33		0.33		0.33		0.33		1.71		50

8.40	0.47	54,794	0.33		0.33		0.33		0.33		1.29		70

8.47	1.04	61,691	0.33		0.33		0.33		0.33		1.27		31

8.49	1.20	54,022	0.33		0.33		0.33		0.33		1.05		28

8.47	1.53	30,914	0.43	*	0.43	*	0.43	*	0.43	*	1.84	*	21

8.42	2.74	25,282	0.43		0.43		0.43		0.43		1.87		64

8.35	0.93	21,810	0.43		0.43		0.43		0.43		1.62		50

8.40	0.37	31,141	0.43		0.43		0.43		0.43		1.16		70

8.47	0.94	67,777	0.43		0.43		0.43		0.43		1.16		31

8.49	1.10	28,737	0.43		0.43		0.43		0.43		0.97		28

8.47	1.38	101,157	0.73	*	0.73	*	0.73	*	0.73	*	1.54	*	21

8.42	2.43	92,478	0.73		0.73		0.73		0.73		1.57		64

8.35	0.63	83,432	0.73		0.73		0.73		0.73		1.31		50

8.40	0.06	88,712	0.73		0.73		0.73		0.73		0.88		70

8.47	0.64	102,229	0.73		0.73		0.73		0.73		0.87		31

8.49	0.79	107,841	0.73		0.73		0.73		0.73		0.65		28

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Short Duration Municipal Income Fund (Cont.)
Class C

04/01/2019 - 09/30/2019+	$8.42	$0.05	$0.05	$0.10	$(0.05)	$0.00	$(0.05)

03/31/2019	8.35	0.11	0.07	0.18	(0.11)	0.00	(0.11)

03/31/2018	8.40	0.08	(0.05)	0.03	(0.08)	0.00	(0.08)

03/31/2017	8.47	0.05	(0.07)	(0.02)	(0.05)	0.00	(0.05)

03/31/2016	8.49	0.05	(0.02)	0.03	(0.05)	0.00	(0.05)

03/31/2015	8.48	0.03	0.01	0.04	(0.03)	0.00	(0.03)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.47	1.22%	$6,695	1.03	%*	1.03	%*	1.03	%*	1.03	%*	1.25	%*	21%

8.42	2.13	6,918	1.03		1.03		1.03		1.03		1.26		64

8.35	0.33	8,043	1.03		1.03		1.03		1.03		1.00		50

8.40	(0.24)	11,801	1.03		1.03		1.03		1.03		0.59		70

8.47	0.34	14,882	1.03		1.03		1.03		1.03		0.58		31

8.49	0.49	14,717	1.03		1.03		1.03		1.03		0.37		28

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Assets:

Investments, at value
Investments in securities*	$168,410	$50,367	$141,190	$1,622,014
Investments in Affiliates	5,788	1,711	4,613	134,276
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	13
Cash	1	1	0	0
Deposits with counterparty	0	0	0	1,142
Receivable for investments sold	158	0	0	1,937
Receivable for Fund shares sold	84	100	449	4,536
Interest and/or dividends receivable	1,693	498	1,131	18,215
Dividends receivable from Affiliates	9	3	8	166
Other assets	0	4	0	4
Total Assets	176,143	52,684	147,391	1,782,303

Liabilities:

Borrowings & Other Financing Transactions
Payable for tender option bond floating rate certificates	$0	$612	$0	$67,873
Payable for investments purchased	2,847	1,133	3,500	15,212
Payable for investments in Affiliates purchased	9	3	8	166
Payable for Fund shares redeemed	256	19	65	2,059
Distributions payable	86	4	3	633
Accrued investment advisory fees	30	8	20	383
Accrued supervisory and administrative fees	34	12	20	372
Accrued distribution fees	4	1	0	54
Accrued servicing fees	13	7	5	165
Other liabilities	0	2	0	226
Total Liabilities	3,279	1,801	3,621	87,143

Net Assets	$172,864	$50,883	$143,770	$1,695,160

Net Assets Consist of:

Paid in capital	$164,806	$48,650	$146,964	$1,589,803
Distributable earnings (accumulated loss)	8,058	2,233	(3,194)	105,357

Net Assets	$172,864	$50,883	$143,770	$1,695,160

Cost of investments in securities	$158,430	$47,872	$139,822	$1,523,933
Cost of investments in Affiliates	$5,787	$1,710	$4,613	$134,265

* Includes repurchase agreements of:	$594	$524	$486	$3,192

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$1,045,599	$112,518	$490,491	$223,316
38,072	5,267	40,007	13,572

31	0	8	0
1	1	0	0
721	0	460	0
0	0	0	0
1,753	7	621	370
11,027	1,121	3,867	1,985
53	10	40	15
3	0	0	0
1,097,260	118,924	535,494	239,258

$38,109	$0	$13,209	$0
16,624	1,945	7,767	2,840
53	10	40	15
1,655	115	321	639
365	2	14	2
157	20	87	32
230	25	109	41
24	1	15	1
96	7	69	20
120	0	57	0
57,433	2,125	21,688	3,590

$1,039,827	$116,799	$513,806	$235,668

$978,996	$112,435	$493,258	$240,420
60,831	4,364	20,548	(4,752)

$1,039,827	$116,799	$513,806	$235,668

$978,044	$106,852	$468,685	$219,889
$38,063	$5,265	$40,003	$13,569

$194	$538	$624	$378

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	29

Statements of Assets and Liabilities (Cont.)

	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Net Assets:
Institutional Class	$87,065	$8,288	$101,494	$564,238
I-2	17,392	3,771	15,035	261,197
Class A	60,906	36,349	27,241	775,021
Class C	7,501	2,475	N/A	94,704

Shares Issued and Outstanding:
Institutional Class	8,693	735	10,225	59,497
I-2	1,737	334	1,515	27,542
Class A	6,082	3,225	2,744	81,723
Class C	749	219	N/A	9,986

Net Asset Value Per Share Outstanding:
Institutional Class	$10.01	$11.28	$9.93	$9.48
I-2	10.01	11.28	9.93	9.48
Class A	10.01	11.28	9.93	9.48
Class C	10.01	11.28	N/A	9.48

30	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$287,179	$55,219	$112,987	$96,902
246,555	22,840	27,867	30,914
444,254	36,356	347,030	101,157
61,839	2,384	25,922	6,695

28,348	5,097	9,769	11,441
24,338	2,108	2,409	3,650
43,854	3,356	30,006	11,943
6,104	220	2,241	790

$10.13	$10.83	$11.57	$8.47
10.13	10.83	11.57	8.47
10.13	10.83	11.57	8.47
10.13	10.83	11.57	8.47

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	31

Statements of Operations

Six Months Ended September 30, 2019 (Unaudited)
(Amounts in thousands†)	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund

Investment Income:

Interest	$2,235	$626	$1,315	$34,021
Dividends from Investments in Affiliates	61	22	48	918
Total Income	2,296	648	1,363	34,939

Expenses:

Investment advisory fees	184	43	121	2,315
Supervisory and administrative fees	214	65	127	2,239
Distribution fees - Class C	32	8	0	344
Servicing fees - Class A	69	36	32	857
Servicing fees - Class C	10	3	0	115
Trustee fees	0	0	0	2
Interest expense	0	6	0	692
Total Expenses	509	161	280	6,564

Net Investment Income (Loss)	1,787	487	1,083	28,375

Net Realized Gain (Loss):

Investments in securities	70	(26)	(11)	7,351
Investments in Affiliates	6	2	1	69
Exchange-traded or centrally cleared financial derivative instruments	0	16	0	(2,196)
Over the counter financial derivative instruments	0	0	0	10

Net Realized Gain (Loss)	76	(8)	(10)	5,234

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	2,980	1,375	538	46,131
Investments in Affiliates	(3)	0	(2)	(36)
Exchange-traded or centrally cleared financial derivative instruments	0	14	0	2,195

Net Change in Unrealized Appreciation (Depreciation)	2,977	1,389	536	48,290

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,840	$1,868	$1,609	$81,899

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

$17,943	$1,532	$6,440	$2,446
466	61	281	102
18,409	1,593	6,721	2,548

965	120	480	201
1,409	155	601	259
166	7	85	10
491	42	343	118
83	4	28	9
2	0	1	0
390	0	134	1
3,506	328	1,672	598

14,903	1,265	5,049	1,950

4,727	102	820	90
55	3	16	0
232	0	142	0
6	0	0	0

5,020	105	978	90

19,147	2,074	8,805	1,318
(42)	(1)	(7)	1
513	0	932	0

19,618	2,073	9,730	1,319

$39,541	$3,443	$15,757	$3,359

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	33

Statements of Changes in Net Assets

	PIMCO California Intermediate Municipal Bond Fund		PIMCO California Municipal Bond Fund		PIMCO California Short Duration Municipal Income Fund		PIMCO High Yield Municipal Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,787	$3,412	$487	$628	$1,083	$2,113	$28,375	$48,667
Net realized gain (loss)	76	(254)	(8)	(70)	(10)	(144)	5,234	4,642
Net change in unrealized appreciation (depreciation)	2,977	3,493	1,389	775	536	1,049	48,290	18,098

Net Increase (Decrease) in Net Assets Resulting from Operations	4,840	6,651	1,868	1,333	1,609	3,018	81,899	71,407

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(974)	(1,684)	(100)	(156)	(792)	(1,535)	(10,284)	(20,137)
I-2	(192)	(473)	(35)	(24)	(119)	(211)	(4,338)	(7,490)
Class A	(566)	(1,124)	(333)	(407)	(164)	(356)	(12,128)	(20,096)
Class C	(55)	(136)	(17)	(37)	0	0	(1,284)	(2,718)

Total Distributions(a)	(1,787)	(3,417)	(485)	(624)	(1,075)	(2,102)	(28,034)	(50,441)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	14,382	5,638	17,469	15,563	17,994	(6,443)	281,450	332,002

Total Increase (Decrease) in Net Assets	17,435	8,872	18,852	16,272	18,528	(5,527)	335,315	352,968

Net Assets:

Beginning of period	155,429	146,557	32,031	15,759	125,242	130,769	1,359,845	1,006,877
End of period	$172,864	$155,429	$50,883	$32,031	$143,770	$125,242	$1,695,160	$1,359,845

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

PIMCO Municipal Bond Fund		PIMCO National Intermediate Municipal Bond Fund		PIMCO New York Municipal Bond Fund		PIMCO Short Duration Municipal Income Fund

Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

$14,903	$26,720	$1,265	$2,038	$5,049	$8,142	$1,950	$3,425
5,020	794	105	(49)	978	(473)	90	(348)
19,618	11,515	2,073	2,084	9,730	5,499	1,319	2,034

39,541	39,029	3,443	4,073	15,757	13,168	3,359	5,111

(4,597)	(8,057)	(623)	(842)	(1,383)	(2,429)	(905)	(1,614)
(3,592)	(5,760)	(259)	(481)	(321)	(501)	(281)	(390)
(5,833)	(10,424)	(358)	(656)	(3,140)	(4,759)	(736)	(1,336)
(828)	(2,244)	(23)	(62)	(177)	(378)	(43)	(96)

(14,850)	(26,485)	(1,263)	(2,041)	(5,021)	(8,067)	(1,965)	(3,436)

120,929	168,621	14,361	26,879	168,896	98,397	18,858	33,843

145,620	181,165	16,541	28,911	179,632	103,498	20,252	35,518

894,207	713,042	100,258	71,347	334,174	230,676	215,416	179,898
$1,039,827	$894,207	$116,799	$100,258	$513,806	$334,174	$235,668	$215,416

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	35

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

MUNICIPAL BONDS & NOTES 95.1%

CALIFORNIA 93.8%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	$5,000	$5,669

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2022	520	574

California Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 01/01/2032	1,490	1,808

California Educational Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2029	265	346
5.000% due 10/01/2030	160	208
5.000% due 12/01/2030	1,050	1,313
5.000% due 10/01/2031	265	343
5.000% due 10/01/2032	290	372

California Educational Facilities Authority Revenue Bonds, Series 2019
5.000% due 10/01/2031	365	481
5.000% due 10/01/2032	450	588

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2028	375	475

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,000	2,003

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 11/15/2030	500	608

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2027	2,000	2,576
5.000% due 11/15/2031	3,390	4,305
5.000% due 08/15/2032	350	425
5.000% due 08/15/2033	600	727

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039 (a)	2,250	2,849

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
2.088% (0.7*US0001M + 0.650%) due 12/01/2050 ~	1,250	1,253

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2029	1,300	1,614
5.000% due 06/01/2030	2,000	2,596

California Municipal Finance Authority Revenue Bonds, Series 2019
4.000% due 10/01/2030	785	891

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2026	1,000	1,094

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2029	4,000	5,013

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.350% due 08/01/2024	4,000	3,999

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,000	1,080

California Pollution Control Financing Authority Revenue Notes, Series 2019
5.000% due 07/01/2029	1,000	1,278

California Public Finance Authority Revenue Bonds, Series 2017
1.420% due 08/01/2052	1,500	1,500

California School Finance Authority Revenue Bonds, Series 2017
5.000% due 07/01/2037	280	330

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California School Finance Authority Revenue Notes, Series 2016
5.000% due 06/01/2026	$500	$551

California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	501

California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,217

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2015
5.000% due 08/15/2030	695	838

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,044

California Statewide Communities Development Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	270	315

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 05/15/2027	500	604
5.000% due 12/01/2031	1,000	1,151

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 03/01/2030	600	755
5.000% due 03/01/2031	200	250
5.000% due 08/01/2031	425	532

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2027	1,500	1,527

California Statewide Communities Development Authority Revenue Notes, Series 2010
5.000% due 11/01/2020	555	578

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2026	1,000	1,210

California Statewide Communities Development Authority Revenue Notes, Series 2017
5.000% due 05/15/2026	400	484

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 08/01/2028	250	317

Coast Community College District, California General Obligation Bonds, (AGM Insured), Series 2006
0.000% due 08/01/2028 (b)	2,900	2,483

Contra Costa County, California Public Financing Authority Revenue Bonds, Series 2015
5.000% due 06/01/2027	1,725	2,080

Contra Costa County, California Redevelopment Agency Successor Agency Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 08/01/2030	1,000	1,260

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2012
5.000% due 06/01/2023	2,100	2,395

Eastern Municipal Water District Financing Authority, California Revenue Bonds, Series 2016
5.000% due 07/01/2029	1,250	1,553

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	2,660	3,211

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2031	500	616
5.000% due 05/01/2033	750	918

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2026	500	612

Irvine, California Special Assessment Bonds, Series 2015
5.000% due 09/02/2026	1,495	1,855

Irvine, California Special Assessment Notes, Series 2012
4.000% due 09/02/2021	1,750	1,842

Jurupa Public Financing Authority, California Special Tax Bonds, Series 2014
5.000% due 09/01/2027	775	913

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.250% due 11/15/2019	$500	$502

Los Angeles Community College District, California General Obligation Bonds, Series 2013
5.000% due 08/01/2026	2,000	2,290

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2016
5.000% due 06/01/2028	1,500	1,868

Los Angeles County, California Public Works Financing Authority Revenue Bonds, Series 2012
5.000% due 08/01/2025	1,000	1,109

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
4.500% due 05/15/2022	250	255

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2031	1,500	1,900

Los Angeles Department of Airports, California Revenue Notes, Series 2017
5.000% due 05/15/2027	1,000	1,207

Los Angeles Department of Water & Power Power System, California Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,090	1,431

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2029	2,725	3,569

Menlo Park Community Development Agency Successor Agency, California Tax Allocation Bonds, (AGM Insured), Series 2015
5.000% due 10/01/2027	1,230	1,488

Napa Valley Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2028 (b)	250	213

New Haven Unified School District, California General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2027 (b)	915	791

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,263

Northern California Gas Authority, Revenue Bonds, Series 2007
2.274% (0.67*US0003M + 0.720%) due 07/01/2027 ~	1,860	1,828

Northern California Power Agency Revenue Bonds, Series 2012
5.000% due 07/01/2026	1,000	1,102

Northern California Transmission Agency Revenue Bonds, Series 2016
5.000% due 05/01/2027	235	291
5.000% due 05/01/2029	1,000	1,234

Orange County, California Community Facilities District Special Tax Bonds, Series 2016
5.000% due 08/15/2027	1,600	1,918

Orange County, California Community Facilities District Special Tax Notes, Series 2016
5.000% due 08/15/2025	920	1,083

Palm Desert Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 10/01/2029	575	719

Palos Verdes Peninsula Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 11/01/2027 (b)	700	603

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2023	780	892
5.000% due 08/01/2024	1,450	1,708

Rancho Santiago Community College District, California General Obligation Bonds, Series 2012
5.000% due 09/01/2023	1,800	2,002

Riverside County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	1,000	1,029

36	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Riverside Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2014
5.000% due 09/01/2026	$785	$928

Riverside, California Sewer Revenue Bonds, Series 2015
5.000% due 08/01/2028	1,000	1,208

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2026	1,000	1,178

Sacramento City Financing Authority, California Revenue Bonds, (BAM Insured), Series 2015
5.000% due 12/01/2028	1,000	1,209

Sacramento Municipal Utility District, California Revenue Bonds, Series 2011
5.000% due 08/15/2025	4,000	4,290

Sacramento, California Transient Occupancy Tax Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,160	1,475

San Buenaventura Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.000% due 02/01/2025	1,515	1,643

San Clemente, California Special Tax Bonds, Series 2015
5.000% due 09/01/2030	285	330
5.000% due 09/01/2031	295	341
5.000% due 09/01/2032	485	559

San Diego Association of Governments South Bay Expressway, California Revenue Bonds, Series 2017
5.000% due 07/01/2034	415	512

San Diego Community College District, California General Obligation Bonds, Series 2012
5.000% due 08/01/2023	2,000	2,223

San Diego County, California Water Authority Revenue Bonds, Series 2011
5.000% due 05/01/2028	2,000	2,121

San Diego Public Facilities Financing Authority Sewer, California Revenue Bonds, Series 2016
5.000% due 05/15/2028	1,875	2,331

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	50	53

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2030	600	784

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Notes, Series 2019
5.000% due 05/01/2029	1,000	1,275

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
5.000% due 10/01/2034	1,500	1,912

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2010
5.000% due 11/01/2022	$1,000	$1,042

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	1,800	2,164

San Mateo County, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2029 (b)	2,575	2,160

Santa Ana Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026 (b)	380	335

Sonoma-Marin Area Rail Transit District, California Revenue Bonds, Series 2011
5.000% due 03/01/2023	1,250	1,366
5.000% due 03/01/2026	50	55

Southern California Public Power Authority Revenue Bonds, Series 2009
1.350% due 07/01/2036	2,500	2,500

Stockton Public Financing Authority, California Revenue Bonds, (BAM Insured), Series 2018
5.000% due 10/01/2029	1,000	1,286

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
5.000% due 10/01/2028	500	568

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2027	800	961
5.000% due 09/01/2029	300	358

Tustin Community Facilities District, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	690	832

University of California Revenue Bonds, Series 2018
5.000% due 05/15/2030	1,500	1,946

Upper Santa Clara Valley Joint Powers Authority, California Revenue Bonds, Series 2011
5.250% due 08/01/2027	2,000	2,152

Ventura County, California Revenue Notes, Series 2019
5.000% due 07/01/2020	2,500	2,572

West Basin Municipal Water District, California Revenue Bonds, Series 2011
5.000% due 08/01/2026	1,000	1,070

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2028	2,000	2,170

		162,134

GUAM 0.9%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2027	1,230	1,470

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 0.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$720	$713

Total Municipal Bonds & Notes (Cost $154,336)		164,317

SHORT-TERM INSTRUMENTS 2.3%

COMMERCIAL PAPER 2.0%

California State University
1.000% due 12/03/2019	1,500	1,499

State of CA GO
0.000% due 10/10/2019	1,000	1,000

West Basin California
0.000% due 11/06/2019	1,000	1,000

		3,499

REPURCHASE AGREEMENTS (c) 0.3%
		594

Total Short-Term Instruments (Cost $4,094)		4,093

Total Investments in Securities (Cost $158,430)		168,410

	SHARES
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short-Term Floating NAV Portfolio III	585,020	5,788

Total Short-Term Instruments (Cost $5,787)		5,788

Total Investments in Affiliates (Cost $5,787)		5,788

Total Investments 100.8% (Cost $164,217)		$174,198

Other Assets and Liabilities, net (0.8)%		(1,334)

Net Assets 100.0%		$172,864

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$594	U.S. Treasury Notes 2.250% due 03/31/2021	$(610)	$594	$594

Total Repurchase Agreements						$(610)	$594	$594

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	37

Schedule of Investments PIMCO California Intermediate Municipal Bond Fund (Cont.)

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$594	$0	$0	$594	$(610)	$(16)

Total Borrowings and Other Financing Transactions	$594	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$162,134	$0	$162,134
Guam	0	1,470	0	1,470
Puerto Rico	0	713	0	713
Short-Term Instruments
Commercial Paper	0	3,499	0	3,499
Repurchase Agreements	0	594	0	594

	$0	$168,410	$0	$168,410

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,788	$0	$0	$5,788

Total Investments	$5,788	$168,410	$0	$174,198

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

38	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Municipal Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.0%

MUNICIPAL BONDS & NOTES 93.4%

CALIFORNIA 91.0%

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.950% due 04/01/2047	$100	$109
5.000% due 04/01/2056	250	299

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.250% due 04/01/2045	200	204

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	225	251
5.000% due 08/01/2049	150	169

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (b)	250	50

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	300	354

California Educational Facilities Authority Revenue Bonds, Series 2018
4.000% due 10/01/2039	500	561
5.000% due 10/01/2043	500	613

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,001
5.000% due 08/15/2052	200	219

California Health Facilities Financing Authority Revenue Bonds, Series 2015
5.000% due 08/15/2054	200	229

California Health Facilities Financing Authority Revenue Bonds, Series 2016
4.000% due 11/15/2041	100	110
5.000% due 11/15/2046 (c)	250	296

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 08/15/2034	215	239

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039 (a)	500	633

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
1.806% (0.7*US0001M + 0.380%) due 08/01/2047 ~	250	250

California Municipal Finance Authority Revenue Bonds, Series 2010
1.480% due 09/01/2021	750	750

California Municipal Finance Authority Revenue Bonds, Series 2017
5.000% due 02/01/2047	100	117

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	350	379
5.000% due 06/01/2043	500	608

California Municipal Finance Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	500	587

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	130	148

California Public Finance Authority Revenue Bonds, Series 2017
4.000% due 08/01/2047 (c)	260	287

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	250	270
5.000% due 06/01/2046	300	319

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, Series 2009
1.270% due 08/01/2035	750	750

California State General Obligation Bonds, Series 2016
2.217% (0.7*US0001M + 0.760%) due 12/01/2031 ~	250	252

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, Series 2017
4.000% due 11/01/2047	$275	$307

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	500	580
5.000% due 04/01/2045	1,000	1,256
5.000% due 04/01/2049	400	501

California State University Revenue Bonds, Series 2012
5.000% due 11/01/2030	280	312

California State University Revenue Bonds, Series 2018
5.000% due 11/01/2048	250	309

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
4.000% due 07/01/2047	250	281

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	250	261

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	225	244

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2031	350	403
5.000% due 06/01/2046	100	111

California Statewide Communities Development Authority Revenue Bonds, Series 2017
5.000% due 04/01/2029	170	209

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	100	119
5.000% due 12/01/2057	100	118
5.500% due 12/01/2058	150	177

Clovis Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2004
0.000% due 08/01/2029 (b)	530	434

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2008
1.200% due 06/01/2038	500	500

East Bay Municipal Utility District Water System, California Revenue Bonds, Series 2010
5.000% due 06/01/2028	200	205

Eastern Municipal Water District, California Revenue Bonds, Series 2018
1.370% due 07/01/2046	500	500

El Dorado Irrigation District, California Water Agency Revenue Bonds, (AGM Insured), Series 2012
5.000% due 03/01/2028	100	109

Foothill-De Anza Community College District, California Certificates of Participation Bonds, Series 2016
4.000% due 04/01/2041	100	108

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	200	241
5.000% due 06/01/2047	500	514

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2023	100	112
5.000% due 06/01/2026	200	237
5.000% due 06/01/2027	250	301

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2018
5.000% due 06/01/2022	200	219

Golden Valley Unified School District, California General Obligation Bonds, (BAM Insured), Series 2017
0.000% due 08/01/2031 (b)	500	362

Hartnell Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	250	279

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2041	125	130

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2017
4.000% due 11/01/2041	150	170

Irvine Unified School District, California General Obligation Bonds, Series 2018
4.000% due 09/01/2045	250	284

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Irvine, California Special Assessment Bonds, Series 2012
5.000% due 09/02/2026	$100	$110

Lake Elsinore Public Financing Authority, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	160	181

Long Beach Bond Finance Authority, California Revenue Bonds, Series 2007
5.000% due 11/15/2035	120	160

Los Angeles Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2037	200	229

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, Series 2019
5.000% due 07/01/2044	1,000	1,242

Los Angeles County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2016
4.000% due 10/01/2042	250	276

Los Angeles Department of Airports, California Revenue Bonds, Series 2010
5.000% due 05/15/2040	200	205

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	250	292

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	200	220

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,500	1,848

Los Angeles, California Wastewater System Revenue Bonds, Series 2012
5.000% due 06/01/2024	100	110

Los Angeles, California Wastewater System Revenue Bonds, Series 2013
5.000% due 06/01/2035	250	282

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.125% due 11/01/2029	50	64
7.000% due 11/01/2034	200	307

Marin Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	250	282

Metropolitan Water District of Southern California Revenue Bonds, Series 2000
1.350% due 07/01/2035	600	600

Metropolitan Water District of Southern California Revenue Bonds, Series 2018
5.000% due 01/01/2037	500	643

Mount San Antonio Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2049	350	403

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (b)	250	241

Mount San Jacinto Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2043	200	227
5.000% due 08/01/2031	150	193

Napa Valley Community College District, California General Obligation Bonds, Series 2018
4.000% due 08/01/2032	250	265

Newport Mesa Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2031 (b)	500	394

Norris School District, California General Obligation Bonds, Series 2012
5.200% due 11/01/2040	250	266

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	525	571

Northern California Gas Authority, Revenue Bonds, Series 2007
2.274% (0.67*US0003M + 0.720%) due 07/01/2027 ~	400	393

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	39

Schedule of Investments PIMCO California Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pasadena Unified School District, California General Obligation Bonds, Series 2012
5.000% due 05/01/2034	$125	$138

Richmond, California Wastewater Revenue Bonds, Series 2019
5.000% due 08/01/2044	250	312

Riverside County, California Transportation Commission Revenue Bonds, Series 2017
5.000% due 06/01/2035	525	657

Riverside, California Sewer Revenue Bonds, Series 2018
4.000% due 08/01/2038	250	284

Riverside, California Water Revenue Bonds, Series 2019
5.000% due 10/01/2048	1,000	1,250

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	250	285

Sacramento Area Flood Control Agency, California Special Assessment Bonds, Series 2016
5.000% due 10/01/2041 (c)	200	239
5.000% due 10/01/2047 (c)	100	119

Sacramento City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2031	100	109

Sacramento County, California Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2038	250	311

Sacramento, California Transient Occupancy Tax Revenue Bonds, Series 2018
5.000% due 06/01/2048	250	301

Sacramento, California Water Revenue Bonds, Series 2013
5.000% due 09/01/2031	130	148

San Diego County, California Water Authority Revenue Bonds, Series 2013
5.000% due 05/01/2031	200	223

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2019
5.000% due 08/01/2043	500	621

San Diego Unified School District, California General Obligation Bonds, Series 2017
0.000% due 07/01/2034 (b)	550	352
4.000% due 07/01/2047	400	448

San Francisco Bay Area Rapid Transit District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	587

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2011
5.000% due 05/01/2027	30	32

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2017
5.000% due 05/01/2047	500	597

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
1.350% due 07/01/2057	400	400

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	250	256

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Redevelopment Agency Tax Allocation Bonds, Series 2016
5.000% due 08/01/2027	$105	$130

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2012
5.000% due 11/01/2043	250	272

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2036	170	192

San Jose Evergreen Community College District, California General Obligation Bonds, Series 2014
4.125% due 09/01/2043	500	543

San Jose, California General Obligation Bonds, Series 2019
5.000% due 09/01/2041	1,000	1,259

San Marcos Redevelopment Agency Successor Agency, California Tax Allocation Bonds, Series 2015
5.000% due 10/01/2030	200	240

San Mateo County, California Community College District General Obligation Bonds, Series 2018
5.000% due 09/01/2045	250	313

San Mateo Foster City Public Financing Authority, California Revenue Bonds, Series 2019
4.000% due 08/01/2044	1,000	1,140

Santa Ana College Improvement District #1 Rancho Santiago Community College District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2041	200	225

Santa Barbara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2042	500	569

Santa Clara County, California Financing Authority Revenue Bonds, Series 2009
1.280% due 02/01/2044	500	500

Santa Clara Unified School District, California General Obligation Bonds, Series 2019
4.000% due 07/01/2048	600	666

Temple City Unified School District, California General Obligation Bonds, Series 2013
6.170% due 08/01/2036	200	221

Turlock Irrigation District, California Revenue Bonds, Series 2011
5.500% due 01/01/2041	100	105

University of California Revenue Bonds, Series 2016
4.000% due 05/15/2046	250	274

University of California Revenue Bonds, Series 2018
4.000% due 05/15/2043	265	298
5.000% due 05/15/2058	100	122

University of California Revenue Bonds, Series 2019
5.000% due 05/15/2049	500	625

Upland, California Certificates of Participation Bonds, Series 2017
4.000% due 01/01/2042	250	265

West Basin Municipal Water District, California Revenue Bonds, Series 2012
5.000% due 08/01/2029	125	135

West Valley-Mission Community College District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2039	500	583

		46,297

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PUERTO RICO 2.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$125	$123

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	848	226
4.750% due 07/01/2053	245	255
5.000% due 07/01/2058	480	507

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	100	104

		1,215

Total Municipal Bonds & Notes (Cost $45,017)		47,512

SHORT-TERM INSTRUMENTS 5.6%

COMMERCIAL PAPER 2.0%

State of CA GO
0.000% due 10/10/2019	1,000	1,000

REPURCHASE AGREEMENTS (d) 1.0%
		524

SHORT-TERM NOTES 2.6%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	1,300	1,331

Total Short-Term Instruments (Cost $2,855)		2,855

Total Investments in Securities (Cost $47,872)		50,367

	SHARES
INVESTMENTS IN AFFILIATES 3.3%

SHORT-TERM INSTRUMENTS 3.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.3%

PIMCO Short-Term Floating NAV Portfolio III	172,916	1,711

Total Short-Term Instruments (Cost $1,710)		1,711

Total Investments in Affiliates (Cost $1,710)		1,711

Total Investments 102.3% (Cost $49,582)		$52,078

Other Assets and Liabilities, net (2.3)%		(1,195)

Net Assets 100.0%		$50,883

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

40	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$524	U.S. Treasury Notes 2.250% due 03/31/2021	$(539)	$524	$524

Total Repurchase Agreements						$(539)	$524	$524

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$524	$0	$0	$524	$(539)	$(15)

Total Borrowings and Other Financing Transactions	$524	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$14	$14

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$46,297	$0	$46,297
Puerto Rico	0	1,215	0	1,215
Short-Term Instruments
Commercial Paper	0	1,000	0	1,000
Repurchase Agreements	0	524	0	524
Short-Term Notes	0	1,331	0	1,331

	$0	$50,367	$0	$50,367

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,711	$0	$0	$1,711

Total Investments	$1,711	$50,367	$0	$52,078

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	41

Schedule of Investments PIMCO California Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.2%

MUNICIPAL BONDS & NOTES 94.8%

CALIFORNIA 94.0%

Alameda Corridor Transportation Authority, California Revenue Notes, Series 2013
5.000% due 10/01/2021	$2,000	$2,151

Bay Area Toll Authority, California Revenue Bonds, Series 2008
2.680% (MUNIPSA) due 04/01/2045 ~	200	206

Bay Area Toll Authority, California Revenue Bonds, Series 2014
1.875% due 04/01/2034	1,750	1,750

Bay Area Toll Authority, California Revenue Bonds, Series 2017
2.000% due 04/01/2053	1,050	1,076

Bay Area Toll Authority, California Revenue Bonds, Series 2018
2.625% due 04/01/2045	255	273

Bay Area Water Supply & Conservation Agency, California Revenue Notes, Series 2013
4.000% due 10/01/2019	1,025	1,025

Bell Gardens Community Development Commission Successor Agency, California Tax Allocation Notes, (AGM Insured), Series 2014
5.000% due 08/01/2020	475	490

California Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 12/01/2024	675	786

California Educational Facilities Authority Revenue Notes, Series 2019
5.000% due 10/01/2024	465	551
5.000% due 10/01/2025	455	555

California Health Facilities Financing Authority Revenue Bonds, Series 2009
5.000% due 07/01/2034	1,705	1,894

California Health Facilities Financing Authority Revenue Bonds, Series 2010
1.340% due 10/01/2040	2,500	2,500

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	2,500	2,503

California Health Facilities Financing Authority Revenue Bonds, Series 2016
2.000% due 10/01/2036	270	280
4.000% due 10/01/2036	125	141

California Health Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 11/01/2032	1,500	1,670

California Health Facilities Financing Authority Revenue Notes, Series 2017
5.000% due 11/15/2024	1,000	1,192

California Health Facilities Financing Authority Revenue Notes, Series 2018
5.000% due 11/15/2023	1,000	1,158

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2015
2.388% (0.7*US0001M + 0.950%) due 11/01/2045 ~	5,000	5,000

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2017
2.088% (0.7*US0001M + 0.650%) due 12/01/2050 ~	2,500	2,507

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2018
1.806% (0.7*US0001M + 0.380%) due 08/01/2047 ~	2,250	2,250

California Infrastructure & Economic Development Bank Revenue Notes, Series 2011
5.000% due 06/01/2021	270	288

California Municipal Finance Authority Revenue Bonds, Series 2009
2.000% due 02/01/2039	1,250	1,252

California Municipal Finance Authority Revenue Bonds, Series 2010
1.480% due 09/01/2021	5,750	5,750

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Revenue Bonds, Series 2015
1.930% (MUNIPSA + 0.350%) due 10/01/2045 ~	$2,500	$2,501

California Municipal Finance Authority Revenue Notes, Series 2016
4.000% due 11/01/2021	465	475

California Municipal Finance Authority Revenue Notes, Series 2018
5.000% due 05/15/2024	1,000	1,152

California Pollution Control Financing Authority Revenue Bonds, Series 2010
1.350% due 08/01/2024	1,000	1,000

California Public Finance Authority Revenue Bonds, Series 2017
1.420% due 08/01/2052	2,500	2,500

California State Department of Water Resources Revenue Bonds, Series 2014
1.950% (MUNIPSA + 0.370%) due 12/01/2035 ~	3,000	3,012

California State General Obligation Bonds, Series 2013
1.960% (MUNIPSA + 0.380%) due 12/01/2027 ~	1,450	1,452

California State General Obligation Bonds, Series 2016
4.000% due 12/01/2030	3,000	3,128

California State University Revenue Bonds, Series 2016
4.000% due 11/01/2051	235	257

California Statewide Communities Development Authority Revenue Bonds, Series 2006
2.625% due 11/01/2033	1,000	1,044

California Statewide Communities Development Authority Revenue Bonds, Series 2008
1.470% due 04/01/2032	2,320	2,320

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2018
3.000% due 07/01/2025	1,500	1,531

California Statewide Communities Development Authority Revenue Notes, Series 2012
5.000% due 05/15/2020	675	690

California Statewide Communities Development Authority Revenue Notes, Series 2016
5.000% due 05/15/2020	165	169
5.000% due 05/15/2021	365	386
5.000% due 05/15/2024	1,100	1,269

California Statewide Communities Development Authority Revenue Notes, Series 2018
5.000% due 07/01/2020	300	308
5.000% due 07/01/2022	300	329
5.000% due 07/01/2024	300	348
5.000% due 08/01/2024	150	175
5.000% due 03/01/2025	410	490
5.000% due 08/01/2025	415	499

Contra Costa Transportation Authority, California Revenue Bonds, Series 2018
1.712% (0.7*US0001M + 0.250%) due 03/01/2034 ~	3,000	3,002

Eastern Municipal Water District, California Revenue Bonds, Series 2018
1.830% (MUNIPSA + 0.250%) due 07/01/2046 ~	2,000	1,999

Eastern Municipal Water District, California Revenue Notes, Series 2016
5.000% due 07/01/2022	1,000	1,106

Fairfield Redevelopment Agency, California Tax Allocation Notes, Series 2014
5.000% due 08/01/2020	1,830	1,890

Golden Empire Schools Financing Authority, California Revenue Notes, Series 2018
5.000% due 05/01/2021	1,000	1,060

Golden State, California Tobacco Securitization Corp. Revenue Notes, Series 2017
5.000% due 06/01/2021	3,500	3,706

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Notes, (BAM Insured), Series 2017
5.000% due 05/01/2022	350	383

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Irvine Unified School District, California Special Tax Notes, Series 2017
4.000% due 09/01/2022	$685	$730
5.000% due 09/01/2022	1,625	1,782

Jurupa Public Financing Authority, California Special Tax Notes, Series 2014
5.000% due 09/01/2020	810	838

Long Beach Community College District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 05/01/2023 (a)	100	95

Long Beach, California Harbor Revenue Notes, Series 2018
5.000% due 12/15/2020	2,000	2,093

Los Angeles County, California Metropolitan Transportation Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	335	371

Los Angeles County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	2,000	2,057

Los Angeles County, California Sanitation Districts Financing Authority Revenue Notes, Series 2011
5.000% due 10/01/2019	350	350

Los Angeles Department of Airports, California Revenue Notes, Series 2015
5.000% due 05/15/2021	860	914

Los Angeles Department of Water & Power, California Revenue Notes, Series 2018
5.000% due 07/01/2023	1,250	1,432
5.000% due 07/01/2024	1,665	1,970

Mount San Antonio Community College District, California General Obligation Notes, Series 2017
0.000% due 04/01/2022 (a)	1,900	1,834

Northern California Energy Authority Revenue Bonds, Series 2018
4.000% due 07/01/2049	3,000	3,263

Northern California Power Agency Revenue Bonds, Series 2008
1.330% due 07/01/2032	3,000	3,000

Oakland Alameda County, California Coliseum Authority Revenue Bonds, Series 2012
5.000% due 02/01/2024	1,660	1,799

Oakland Joint Powers Financing Authority, California Revenue Notes, Series 2018
5.000% due 11/01/2022	1,000	1,118
5.000% due 11/01/2023	1,000	1,152

Orange County, California Community Facilities District Special Tax Notes, Series 2016
4.000% due 08/15/2020	540	551
4.000% due 08/15/2021	510	531
5.000% due 08/15/2022	640	698
5.000% due 08/15/2023	930	1,043

Orange County, California Special Assessment Notes, Series 2018
3.000% due 09/02/2025	370	405

Orange County, California Water District Certificates of Participation Notes, Series 2019
2.000% due 08/15/2023	1,150	1,180

Pittsburg Successor Agency Redevelopment Agency, California Tax Allocation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2021	1,035	1,106

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 06/15/2020	2,680	2,754

Riverside County, California Revenue Notes, Series 2019
5.000% due 06/30/2020	1,000	1,029

Roseville Natural Gas Financing Authority, California Revenue Bonds, Series 2007
5.000% due 02/15/2021	175	183

Sacramento Area Flood Control Agency, California Special Assessment Notes, Series 2016
5.000% due 10/01/2023	500	576

42	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2021	$2,000	$2,135

San Diego Association of Governments South Bay Expressway, California Revenue Notes, Series 2017
5.000% due 07/01/2022	420	463

San Francisco, California City & County Certificates of Participation Bonds, Series 2017
1.350% due 07/01/2057	2,500	2,500

San Francisco, California City & County Public Utilities Commission Wastewater Revenue Bonds, Series 2018
2.125% due 10/01/2048	2,500	2,559

San Juan Unified School District, California General Obligation Notes, Series 2019
4.000% due 08/01/2025	250	291

Santa Clara California Electric Revenue Notes, Series 2018
5.000% due 07/01/2024	500	591

South Orange County, California Public Financing Authority Special Tax Notes, Series 2018
5.000% due 08/15/2023	1,200	1,371

Southern California Public Power Authority Revenue Bonds, Series 2009
1.350% due 07/01/2036	5,000	5,000

Southern California Public Power Authority Revenue Bonds, Series 2018
1.830% (MUNIPSA + 0.250%) due 07/01/2040 ~	2,500	2,500
2.250% due 07/01/2040	470	474

Southern California Public Power Authority Revenue Notes, Series 2017
5.000% due 07/01/2023	1,000	1,142

Stockton Public Financing Authority, California Revenue Notes, (BAM Insured), Series 2018
5.000% due 10/01/2024	600	707

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Notes, Series 2015
5.000% due 05/15/2022	$1,250	$1,378

University of California Revenue Notes, Series 2018
4.000% due 05/15/2024	1,000	1,132

Ventura County, California Revenue Notes, Series 2019
5.000% due 07/01/2020	2,500	2,572

		135,098

GUAM 0.8%

Guam Power Authority Revenue Notes, Series 2017
5.000% due 10/01/2023	1,000	1,107

Total Municipal Bonds & Notes (Cost $134,836)		136,205

SHORT-TERM INSTRUMENTS 3.4%

COMMERCIAL PAPER 3.1%

California State University
1.000% due 12/03/2019	2,500	2,499

State of CA GO
0.000% due 10/10/2019	500	500

West Basin California
0.000% due 11/06/2019	1,500	1,500

		4,499

REPURCHASE AGREEMENTS (b) 0.3%
		486

Total Short-Term Instruments (Cost $4,986)		4,985

Total Investments in Securities (Cost $139,822)		141,190

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%

PIMCO Short-Term Floating NAV Portfolio III	466,331	$4,613

Total Short-Term Instruments (Cost $4,613)		4,613

Total Investments in Affiliates (Cost $4,613)		4,613

Total Investments 101.4% (Cost $144,435)		$145,803

Other Assets and Liabilities, net (1.4)%		(2,033)

Net Assets 100.0%		$143,770

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$486	U.S. Treasury Notes 2.250% due 03/31/2021	$(499)	$486	$486

Total Repurchase Agreements						$(499)	$486	$486

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$486	$0	$0	$486	$(499)	$(13)

Total Borrowings and Other Financing Transactions	$486	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	43

Schedule of Investments PIMCO California Short Duration Municipal Income Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$135,098	$0	$135,098
Guam	0	1,107	0	1,107
Short-Term Instruments
Commercial Paper	0	4,499	0	4,499
Repurchase Agreements	0	486	0	486

	$0	$141,190	$0	$141,190

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,613	$0	$0	$4,613

Total Investments	$4,613	$141,190	$0	$145,803

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

44	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO High Yield Municipal Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.7%

MUNICIPAL BONDS & NOTES 92.8%

ALABAMA 1.9%

Alabama Special Care Facilities Financing Authority-Birmingham, Alabama Revenue Bonds, Series 2016
5.750% due 06/01/2045	$800	$898

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.750% due 10/01/2046	7,000	6,791

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
0.000% due 10/01/2050 (d)	9,675	9,302
6.500% due 10/01/2053	8,750	10,546

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.250% (US0001M) due 06/01/2049 ~	2,000	1,988
4.000% due 06/01/2049	2,000	2,178

		31,703

ALASKA 0.0%

Alaska Industrial Development & Export Authority Revenue Bonds, Series 2007
6.000% due 12/01/2036 ^(b)	1,400	70

ARIZONA 0.9%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,138

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2016
5.750% due 01/01/2036	2,500	2,656
6.000% due 01/01/2048	6,000	6,353

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 09/01/2042	4,000	4,792

		15,939

CALIFORNIA 7.5%

California Community Housing Agency Revenue Bonds, Series 2019
5.000% due 04/01/2049	6,750	7,533
5.000% due 08/01/2049	2,850	3,203

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,001

California County Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	29,695	5,523

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	5,000	5,854

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (e)	23,750	28,106

California Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	501

California Municipal Finance Authority Revenue Bonds, Series 2011
6.500% due 11/01/2041	1,000	1,107
7.750% due 04/01/2031	655	714

California Municipal Finance Authority Revenue Bonds, Series 2016
5.000% due 11/01/2046	1,000	1,134

California Municipal Finance Authority Revenue Bonds, Series 2018
4.000% due 12/31/2047	1,650	1,785

California Municipal Finance Authority Revenue Bonds, Series 2019
5.000% due 10/01/2044	1,000	1,173

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	$1,000	$1,080

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,500	1,705

California School Finance Authority Revenue Bonds, Series 2015
5.000% due 08/01/2045	1,000	1,120

California School Finance Authority Revenue Bonds, Series 2016
4.500% due 06/01/2031	750	809
5.000% due 06/01/2046	2,590	2,772
5.000% due 06/01/2051	1,000	1,074

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	3,000	3,477

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 06/01/2046	1,900	2,118

California Statewide Communities Development Authority Revenue Bonds, Series 2018
4.000% due 12/01/2053	7,000	7,361
5.500% due 12/01/2058	5,850	6,891

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	7,500	7,555

Chino Public Financing Authority, California Special Tax Bonds, Series 2012
5.000% due 09/01/2026	1,225	1,337
5.000% due 09/01/2034	1,300	1,400

Chula Vista, California Revenue Bonds, Series 2004
5.875% due 02/15/2034	1,000	1,004

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.500% due 01/15/2053	6,250	6,964

Fremont Community Facilities District No. 1, California Special Tax Bonds, Series 2015
5.000% due 09/01/2040	2,000	2,271

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	1,500	2,360

Roseville, California Special Tax Bonds, Series 2015
5.000% due 09/01/2037	1,000	1,141

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2038	1,500	1,785
6.250% due 10/01/2040	1,000	1,188

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
0.000% due 06/01/2045 (c)	49,000	7,473

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
0.000% due 06/01/2046 (c)	18,000	3,255

Tustin Community Facilities District, California Special Tax Bonds, Series 2015
5.000% due 09/01/2045	1,000	1,130

Tustin Unified School District, California Special Tax Bonds, Series 2010
6.000% due 09/01/2040	500	522

		126,426

COLORADO 2.9%

Aerotropolis Regional Transportation Authority, Colorado Revenue Bonds, Series 2019
5.000% due 12/01/2051	1,000	1,035

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (e)	3,000	3,420

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	1,250	1,403

Colorado Health Facilities Authority Revenue Bonds, Series 2017
5.000% due 06/01/2031	3,760	4,706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2044	$6,800	$8,120
5.000% due 08/01/2049	6,200	7,361

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (e)	7,000	7,728

Copperleaf Metropolitan District No. 2, Colorado General Obligation Bonds, Series 2015
5.250% due 12/01/2030	500	525
5.750% due 12/01/2045	1,000	1,049

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2016
5.750% due 12/01/2036	1,000	1,069
6.000% due 12/01/2046	1,500	1,610

Leyden Rock Metropolitan District No. 10, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2045	1,250	1,313

Prairie Center Metropolitan District No. 3, Colorado Revenue Bonds, Series 2017
5.000% due 12/15/2041	875	927

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.250% due 11/15/2028	2,205	2,830

Regional Transportation District, Colorado Revenue Bonds, Series 2010
6.000% due 01/15/2034	750	772

Solaris Metropolitan District No. 3, Colorado General Obligation Bonds, Series 2016
5.000% due 12/01/2036	850	895

Sterling Ranch Community Authority Board, Colorado Revenue Bonds, Series 2017
5.000% due 12/01/2030	1,500	1,582
7.500% due 12/15/2047	2,000	2,097

		48,442

CONNECTICUT 0.2%

Connecticut State General Obligation Bonds, Series 2019
5.000% due 04/15/2036	2,300	2,850

Harbor Point Infrastructure Improvement District, Connecticut Tax Allocation Bonds, Series 2010
7.000% due 04/01/2022	428	440

		3,290

DELAWARE 0.0%

Delaware State Economic Development Authority Revenue Bonds, Series 2012
5.000% due 09/01/2042	425	448

DISTRICT OF COLUMBIA 0.1%

District of Columbia Revenue Bonds, Series 2017
5.000% due 07/01/2052	1,000	1,071

District of Columbia Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
6.500% due 05/15/2033	100	114

		1,185

FLORIDA 4.5%

Alachua County, Florida Health Facilities Authority Revenue Bonds, Series 2012
8.000% due 10/01/2042	1,000	1,133
8.000% due 10/01/2046	1,250	1,413

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2017
7.000% due 07/01/2052	4,365	4,640

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
7.500% due 07/01/2053	1,000	1,054

Florida Development Finance Corp. Revenue Bonds, Series 2017
6.125% due 06/15/2047	5,360	5,667

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	45

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, Series 2019
1.900% due 01/01/2049	$8,000	$8,007
6.375% due 01/01/2049	24,735	23,003

Florida Development Finance Corp. Revenue Notes, Series 2011
6.500% due 06/15/2021	125	130

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,815	1,894

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	3,000	3,356

Palm Beach County, Florida Health Facilities Authority Revenue Bonds, Series 2014
7.500% due 06/01/2049	1,000	1,127

Pinellas County, Florida Industrial Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2039	2,000	2,334

Pompano Beach, Florida General Obligation Bonds, Series 2018
4.000% due 07/01/2043	6,000	6,795

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	7,000	8,357

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
5.000% due 08/15/2042 (e)	3,000	3,557

St. Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2010
5.875% due 08/01/2040	1,500	1,556

Village Community Development District No. 10, Florida Special Assessment Bonds, Series 2014
5.750% due 05/01/2031	1,670	1,873

		75,896

GEORGIA 5.9%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2032	1,000	1,288
5.000% due 07/01/2033	1,000	1,278
5.000% due 07/01/2034	1,000	1,272
5.000% due 07/01/2036	1,650	2,079
5.000% due 07/01/2038	1,000	1,249
5.000% due 07/01/2039	600	748

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	9,000	9,364
4.125% due 11/01/2045	2,000	2,143

Gainesville & Hall County, Georgia Development Authority Revenue Bonds, Series 2017
5.125% due 03/01/2052	1,620	1,792

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	18,420	20,371

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2018
4.000% due 04/01/2048	13,505	14,612

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,469	7,558
6.655% due 04/01/2057	3,661	5,229

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
4.000% due 01/01/2049	2,000	2,136
5.000% due 01/01/2049	16,000	18,412
5.000% due 01/01/2056	3,300	3,807
5.000% due 01/01/2059	2,000	2,268
5.000% due 01/01/2063	3,250	3,717

		99,323

ILLINOIS 9.5%

Belleville, Illinois Tax Allocation Bonds, Series 2007
5.700% due 05/01/2036	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Board of Education, Illinois General Obligation Bonds, Series 2017
5.000% due 12/01/2046	$6,000	$6,728

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2031	4,045	4,740
5.000% due 12/01/2032	4,000	4,674
5.000% due 12/01/2046	7,000	7,926

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,311

Chicago Board of Education, Illinois General Obligation Notes, Series 2019
0.000% due 12/01/2025 (c)	2,640	2,215
0.000% due 12/01/2026 (c)	2,700	2,187

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2039	4,000	4,845
5.000% due 01/01/2048	23,300	27,961

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2037	7,035	7,867

Chicago, Illinois General Obligation Bonds, Series 2007
5.500% due 01/01/2042	3,350	3,722

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2033	6,000	6,768

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	3,120	3,713
6.000% due 01/01/2038	8,000	9,557

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	483

Illinois Finance Authority Revenue Bonds, Series 2015
5.250% due 05/15/2050	1,650	1,763

Illinois Finance Authority Revenue Bonds, Series 2016
4.000% due 02/15/2036	2,500	2,786

Illinois Finance Authority Revenue Bonds, Series 2017
4.250% due 12/01/2027 ^(b)	25	9
5.000% due 02/15/2037	2,720	2,692
5.000% due 12/01/2037 ^(b)	3,200	1,120
5.125% due 02/15/2045	3,000	2,923
5.250% due 12/01/2052 ^(b)	4,860	1,701
6.250% due 12/01/2052 ^(b)	1,480	370

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 12/01/2043	1,750	1,740
5.000% due 12/01/2053	1,250	1,222
5.800% due 12/01/2053	970	936

Illinois State General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 02/01/2031	1,500	1,651

Illinois State General Obligation Bonds, Series 2010
5.000% due 01/01/2022	1,740	1,752

Illinois State General Obligation Bonds, Series 2014
5.000% due 05/01/2025	4,550	5,015
5.250% due 02/01/2029	845	931

Illinois State General Obligation Bonds, Series 2016
3.500% due 06/01/2029	2,000	2,019
4.000% due 06/01/2032	3,170	3,297

Illinois State General Obligation Bonds, Series 2017
5.000% due 12/01/2038	1,000	1,127

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	4,000	4,364

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	3,000	3,365
5.000% due 11/01/2026	4,000	4,540

Illinois State General Obligation Notes, Series 2018
5.000% due 10/01/2026	4,235	4,859

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,840	2,009

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	3,500	3,424
3.000% due 06/15/2033	2,785	2,650

Illinois State Revenue Notes, Series 2016
4.000% due 06/15/2025	155	168

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (AGM Insured), Series 2010
0.000% due 06/15/2045 (c)	10,000	4,133

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
4.950% due 12/15/2047	$2,500	$1,681

Southwestern Illinois Development Authority Revenue Bonds, Series 2007
5.350% due 03/01/2031	1,250	923

		161,867

INDIANA 1.8%

Allen County, Indiana Revenue Bonds, Series 2017
6.875% due 01/15/2052	2,300	2,527

Chesterton, Indiana Revenue Bonds, Series 2016
6.125% due 01/15/2034	2,000	2,175

Indiana Finance Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	375	385

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	22,500	22,761

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,063

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2011
7.500% due 09/01/2022	830	910

		29,821

IOWA 0.5%

Iowa Finance Authority Revenue Bonds, Series 2014
2.000% due 05/15/2056 ^	277	3
5.400% due 11/15/2046 ^	1,946	2,089

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.500% due 06/01/2042	3,000	3,001
5.600% due 06/01/2034	1,350	1,352
6.500% due 06/01/2023	1,465	1,488

		7,933

KANSAS 0.3%

Lenexa, Kansas Tax Allocation Bonds, Series 2007
6.000% due 04/01/2027 ^(b)	3,729	858

Wichita, Kansas Revenue Bonds, Series 2016
5.000% due 12/01/2031	500	546
5.250% due 12/01/2036	500	547
5.375% due 12/01/2046	1,125	1,222

Wyandotte County-Kansas City Unified Government Revenue Bonds, Series 2018
4.500% due 06/01/2040	1,225	1,282

		4,455

KENTUCKY 0.6%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	2,350	1,927
6.250% due 11/15/2046	1,150	943

Kentucky Public Energy Authority Revenue Notes, Series 2018
4.000% due 06/01/2025	6,505	7,174

		10,044

LOUISIANA 0.7%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2017
4.000% due 05/01/2045 (e)	7,000	7,728

Louisiana Public Facilities Authority Revenue Bonds, Series 2011
6.500% due 05/15/2037	1,000	1,083

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	3,320	3,329

		12,140

46	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MAINE 0.5%

Finance Authority of Maine Revenue Bonds, Series 2017
5.375% due 12/15/2033	$2,000	$2,131

Maine Health & Higher Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	5,400	6,043

		8,174

MARYLAND 0.1%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 11/15/2051	2,500	2,670

MASSACHUSETTS 1.5%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	3,580	4,053

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2044	14,500	17,974

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,874

Massachusetts Educational Financing Authority Revenue Bonds, Series 2009
6.000% due 01/01/2028	260	262

		25,163

MICHIGAN 2.5%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	7,005	8,827

Grand Traverse Academy, Michigan Revenue Bonds, Series 2007
5.000% due 11/01/2036	1,200	1,200

Michigan Finance Authority Revenue Bonds, Series 2014
4.500% due 10/01/2029	8,385	9,130
5.000% due 07/01/2033	2,000	2,281
5.000% due 07/01/2044	4,500	4,847

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	3,000	3,535

Michigan Finance Authority Revenue Bonds, Series 2019
4.000% due 02/15/2047	3,500	3,849

Michigan Finance Authority Revenue Notes, Series 2014
3.875% due 10/01/2023	3,000	3,171

Michigan Public Educational Facilities Authority Revenue Bonds, Series 2007
6.500% due 09/01/2037 ^	920	707

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2058 (c)	145,250	5,050

		42,597

MINNESOTA 0.6%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2041	750	880

Minnesota Higher Education Facilities Authority Revenue Bonds, Series 2019
5.000% due 10/01/2040	1,000	1,243

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	5,000	5,626

St Paul Park, Minnesota Revenue Bonds, Series 2018
4.375% due 05/01/2048	600	616
5.000% due 05/01/2053	2,500	2,656

		11,021

MISSOURI 0.6%

Ferguson, Missouri Certificates of Participation Notes, Series 2013
2.625% due 04/01/2023	335	318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Grindstone Plaza Transportation Development District, Missouri Revenue Bonds, Series 2006
5.500% due 10/01/2031	$250	$247
5.550% due 10/01/2036	45	43

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2049	4,000	4,422

Lee’s Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2018
5.000% due 08/15/2042	1,400	1,572

Manchester, Missouri Tax Allocation Bonds, Series 2010
6.875% due 11/01/2039	250	250

St. Louis Land Clearance for Redevelopment Authority, Missouri Revenue Bonds, Series 2017
5.125% due 06/01/2046	2,460	2,772

		9,624

MONTANA 0.1%

Hardin, Montana Tax Allocation Bonds, Series 2006
6.250% due 09/01/2031 ^	830	58

Kalispell, Montana Revenue Bonds, Series 2017
5.250% due 05/15/2047	1,500	1,621

		1,679

NEBRASKA 0.3%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,465

NEVADA 1.3%

Clark County, Nevada General Obligation Bonds, Series 2018
5.000% due 05/01/2048	5,000	6,053

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	3,600	3,565

Nevada Department of Business & Industry State Revenue Bonds, Series 2017
5.125% due 12/15/2037	2,500	2,720

Nevada Department of Business & Industry State Revenue Bonds, Series 2018
6.950% due 02/15/2038	4,125	4,753

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	41,500	5,306

		22,397

NEW JERSEY 3.2%

Atlantic City, New Jersey General Obligation Bonds, (AGM Insured), Series 2017
5.000% due 03/01/2037	1,500	1,773

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	1,190	1,345

New Jersey Economic Development Authority Revenue Bonds, Series 2015
5.250% due 06/15/2040	1,500	1,699

New Jersey Economic Development Authority Revenue Bonds, Series 2016
5.500% due 06/15/2029	5,000	6,024

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2017
5.000% due 07/01/2057	2,250	2,659

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2015
5.000% due 06/15/2046	2,500	2,768
5.250% due 06/15/2041	1,000	1,129

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2044 (a)	4,000	4,583

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	2,000	2,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	$2,300	$2,307

South Jersey Transportation Authority LLC, New Jersey Revenue Bonds, Series 2014
5.000% due 11/01/2039	2,500	2,805

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2030	5,065	6,203
5.000% due 06/01/2046	17,205	19,298

		55,031

NEW YORK 10.7%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2040	5,000	6,432

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	3,500	3,550

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	3,000	3,359

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (e)	1,750	1,834

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs),(AGM Insured), Series 2019
5.000% due 11/15/2044	6,000	7,310

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,201

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	20,000	21,748

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
4.000% due 07/01/2043 (e)	3,500	3,887

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (e)	2,000	2,093

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 08/01/2036	6,555	8,165

New York City, New York General Obligation Bonds, Series 2018
4.000% due 12/01/2041	3,000	3,403

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,735	9,832

New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	75,600	4,144

New York Counties Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (c)	18,000	1,400

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,500	8,194

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	8,675	9,597
5.375% due 11/15/2040	4,000	4,502

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	518

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2040	9,290	11,588
5.000% due 03/15/2041	6,000	7,466
5.000% due 05/01/2048	8,995	10,049

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	6,000	6,891

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	47

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2042	$4,000	$4,924

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	3,985	4,414

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2033	3,000	3,601
5.000% due 01/01/2036	6,000	7,162

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2033	3,350	3,693

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2048	3,000	2,985

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2030	7,960	9,536
5.000% due 06/01/2034	1,500	1,771
5.000% due 06/01/2041	2,500	2,794

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2047	1,000	1,028
5.250% due 09/15/2053	2,500	2,560

		181,631

NORTH CAROLINA 0.0%

North Carolina Medical Care Commission Revenue Bonds, Series 2010
6.000% due 01/01/2039	575	580

OHIO 5.8%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	105,900	6,434
0.000% due 06/01/2052 (c)	123,750	5,353
5.125% due 06/01/2024	31,465	31,465
5.375% due 06/01/2024	2,835	2,835
5.750% due 06/01/2034	655	656
5.875% due 06/01/2047	1,800	1,808
6.250% due 06/01/2037	3,175	3,256
6.500% due 06/01/2047	14,100	14,475

Butler County, Ohio Port Authority Revenue Bonds, Series 2017
6.500% due 01/15/2052	2,000	2,166

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
4.000% due 02/15/2047	6,000	6,524

Hamilton County, Ohio Revenue Bonds, Series 2012
5.500% due 06/01/2042	5,000	5,423

Lake County, Ohio Port & Economic Development Authority Revenue Bonds, Series 2017
6.750% due 12/01/2052	1,750	1,828

Montgomery County, Ohio Revenue Bonds, Series 2018
6.000% due 04/01/2038	2,985	3,336

Ohio Air Quality Development Authority Revenue Bonds, Series 2009
2.875% due 02/01/2026	5,000	5,065

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2033 (e)	5,000	5,652

Toledo-Lucas County, Ohio Port Authority Revenue Bonds, Series 2016
6.375% due 01/15/2051	1,500	1,614

		97,890

OKLAHOMA 0.2%

Oklahoma Turnpike Authority Revenue Bonds, Series 2018
4.000% due 01/01/2048	3,000	3,318

Payne County, Oklahoma Economic Development Authority Revenue Bonds, Series 2016
6.625% due 11/01/2036 ^(b)	526	4

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/01/2046 ^(b)	$1,081	$9
7.000% due 11/01/2051 ^(b)	2,163	18

		3,349

OREGON 0.5%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2017
5.000% due 11/15/2052	1,500	1,704

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	391

Oregon State Business Development Commission Revenue Bonds, Series 2017
6.500% due 04/01/2031	7,500	7,083

Oregon State Facilities Authority Revenue Bonds, Series 2010
6.375% due 09/01/2040	200	209

		9,387

PENNSYLVANIA 2.8%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	7,500	8,570

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2032	1,000	1,232
5.000% due 06/01/2035	4,000	4,870

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2010
6.000% due 01/01/2030	3,000	3,030

Franklin County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 12/01/2053	1,650	1,796

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (e)	6,000	7,069

General Authority of Southcentral Pennsylvania Revenue Bonds, Series 2018
6.500% due 07/15/2048	4,200	4,810

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
4.000% due 09/01/2049	2,200	2,388

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.502% (0.7*US0001M + 1.040%) due 08/15/2048 ~	2,000	2,004

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
6.250% due 01/01/2032	500	505

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2010
6.000% due 07/01/2043	400	414

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 06/01/2036	5,750	6,727

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	3,500	3,736

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2018
5.000% due 07/01/2035	750	798

		47,949

PUERTO RICO 7.5%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(b)	560	416

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
6.500% due 07/01/2040 ^(b)	4,000	2,950

Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(b)	10,050	6,068

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.125% due 07/01/2047	$2,495	$2,571

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2008
6.000% due 07/01/2038	8,340	8,455

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, Series 2012
5.250% due 07/01/2042	5,000	5,244

Puerto Rico Commonwealth Government Employees Retirement System Revenue Bonds, Series 2008
6.200% due 07/01/2039 ^	5,000	2,164
6.300% due 07/01/2038 ^(b)	2,000	866

Puerto Rico Convention Center District Authority Revenue Bonds, (AGC Insured), Series 2006
4.500% due 07/01/2036	1,395	1,399

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	9,245	9,152

Puerto Rico Electric Power Authority Revenue Bonds, Series 2003
5.500% due 07/01/2020 ^(b)	10	8

Puerto Rico Electric Power Authority Revenue Bonds, Series 2005
4.625% due 07/01/2030 ^(b)	10	8

Puerto Rico Electric Power Authority Revenue Bonds, Series 2007
5.000% due 07/01/2021 ^(b)	505	404
5.000% due 07/01/2022 ^(b)	50	40
5.000% due 07/01/2026 ^(b)	10	8
5.000% due 07/01/2032 ^(b)	6,285	5,028
5.000% due 07/01/2037 ^(b)	4,085	3,268

Puerto Rico Electric Power Authority Revenue Bonds, Series 2008
5.375% due 07/01/2024 ^(b)	55	44
5.500% due 07/01/2020 ^(b)	10	8
5.500% due 07/01/2021 ^(b)	55	44

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
3.750% due 07/01/2022 ^(b)	100	78
3.875% due 07/01/2023 ^(b)	75	58
4.375% due 07/01/2021 ^(b)	45	36
4.500% due 07/01/2023 ^(b)	15	12
4.600% due 07/01/2024 ^(b)	50	40
4.625% due 07/01/2025 ^(b)	35	28
4.750% due 07/01/2026 ^(b)	245	195
4.750% due 07/01/2027 ^(b)	50	40
5.000% due 07/01/2021 ^(b)	3,560	2,848
5.000% due 07/01/2022 ^(b)	35	28
5.000% due 07/01/2024 ^(b)	50	40
5.000% due 07/01/2025 ^(b)	25	20
5.000% due 07/01/2026 ^(b)	65	52
5.250% due 07/01/2021 ^(b)	5,830	4,679
5.250% due 07/01/2022 ^(b)	420	337
5.250% due 07/01/2025 ^(b)	25	20
5.250% due 07/01/2026 ^(b)	670	538
5.250% due 07/01/2027 ^(b)	3,640	2,921
5.250% due 07/01/2030 ^(b)	15	12
5.250% due 07/01/2031 ^(b)	30	24

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(b)	7,420	5,936

Puerto Rico Electric Power Authority Revenue Bonds, Series 2013
7.000% due 07/01/2040 ^(b)	20	16

Puerto Rico Electric Power Authority Revenue Notes, Series 2010
3.500% due 07/01/2020 ^(b)	395	307
5.000% due 07/01/2020 ^(b)	3,830	3,064
5.250% due 07/01/2020 ^(b)	140	112

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	42,882	11,425
4.750% due 07/01/2053	20,596	21,420
5.000% due 07/01/2058	19,930	21,060

48	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
0.000% due 08/01/2044 (c)	$1,800	$90
4.329% due 07/01/2040	500	507
4.784% due 07/01/2058	3,328	3,461

		127,549

RHODE ISLAND 0.6%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (c)	12,580	1,700

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	5,530	6,172
5.000% due 06/01/2050	2,500	2,675

		10,547

SOUTH CAROLINA 1.5%

South Carolina Public Service Authority Revenue Bonds, Series 2013
5.125% due 12/01/2043	200	224
5.784% due 12/01/2041	11,114	15,056

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2049	4,000	4,470

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	5,040	5,728

South Carolina Public Service Authority Revenue Bonds, Series 2016
4.000% due 12/01/2041	200	217

		25,695

TENNESSEE 0.4%

Bristol Industrial Development Board, Tennessee Tax Allocation Bonds, Series 2016
5.625% due 06/01/2035	2,000	2,113

Claiborne County, Tennessee Industrial Development Board Revenue Bonds, Series 2009
6.375% due 10/01/2034	1,000	1,003

Johnson City Health & Educational Facilities Board, Tennessee Revenue Bonds, Series 2010
6.000% due 07/01/2038	500	517

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.625% due 01/01/2046	850	941

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	1,545	1,774

		6,348

TEXAS 9.1%

Arlington Higher Education Finance Corp., Texas Revenue Bonds, Series 2016
5.000% due 12/01/2051	2,710	3,024

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
9.000% due 03/01/2039	16,130	17,214

Central Texas Regional Mobility Authority Revenue Bonds, Series 2011
6.000% due 01/01/2041	1,000	1,057

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2010
6.125% due 12/01/2040	500	527

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
5.750% due 08/15/2041	1,000	1,080

Clifton Higher Education Finance Corp., Texas Revenue Bonds, Series 2018
6.125% due 08/15/2048	3,000	3,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.000% due 10/01/2049 (a)	$7,200	$7,309

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2012
4.750% due 11/15/2046	2,500	2,678

Houston Higher Education Finance Corp., Texas Revenue Bonds, Series 2011
6.500% due 05/15/2031	240	259

Houston, Texas Airport System Revenue Bonds, Series 2011
6.625% due 07/15/2038	3,500	3,758

Leander Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2016
0.000% due 08/16/2030 (c)	2,560	1,942

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
5.250% due 07/01/2036	400	420
5.750% due 07/01/2051	1,000	1,061
7.000% due 07/01/2051	1,450	1,511

New Hope Cultural Education Facilities Corp., Texas Revenue Notes, Series 2016
6.000% due 07/01/2026	105	107

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (e)	500	562
4.000% due 08/15/2035 (e)	1,300	1,457
4.000% due 08/15/2036 (e)	1,100	1,230
4.000% due 08/15/2037 (e)	1,500	1,671
4.000% due 08/15/2040 (e)	4,600	5,089
5.000% due 01/01/2047	2,000	2,180

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	436
5.000% due 12/01/2049	250	272

North Texas Tollway Authority Revenue Bonds, Series 2010
6.250% due 02/01/2023	1,000	1,016

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2043	5,925	7,147
5.000% due 01/01/2048	4,000	4,708

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,800	5,721

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	3,125	3,129

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	18,750	19,016

Red River Health Facilities Development Corp., Texas Revenue Bonds, Series 2012
5.125% due 01/01/2041	1,000	1,038
5.500% due 01/01/2032	500	529

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	101
6.000% due 09/15/2046	235	238

Royse City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2048	5,000	5,575

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2017
6.750% due 11/15/2052	3,000	3,448

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	7,190	8,391

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2009
6.875% due 12/31/2039	5,995	6,080

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2019
5.000% due 06/30/2058	2,500	2,922

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	$4,413	$4,458

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	6,500	7,635

University of North Texas System Revenue Bonds, Series 2017
5.000% due 04/15/2038	5,000	6,020
5.000% due 04/15/2040	4,000	4,797

Wise County, Texas Revenue Bonds, Series 2011
8.000% due 08/15/2034	1,000	1,080

Woodloch Health Facilities Development Corp., Texas Revenue Bonds, Series 2016
6.750% due 12/01/2051	2,500	2,377

		153,632

UTAH 0.1%

Utah County, Utah Revenue Bonds, Series 2007
5.625% due 07/15/2037	1,285	1,286

VIRGINIA 0.4%

James City County, Virginia Economic Development Authority Revenue Bonds, Series 2013
2.000% due 10/01/2048 ^(b)	114	10
6.000% due 06/01/2043	2,471	2,480

Lewistown Commerce Center Community Development Authority Revenue Bonds, Virginia Tax Allocation, Series 2014
6.050% due 03/01/2044	545	524
6.050% due 03/01/2054 ^(b)	584	107

Peninsula Town Center Community Development Authority, Virginia Special Assessment Bonds, Series 2018
5.000% due 09/01/2045	2,250	2,494

Virginia Small Business Financing Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,067

		6,682

WASHINGTON 2.6%

Clallam County, Washington Public Hospital District No. 1, Revenue Bonds, Series 2008
7.000% due 12/01/2033	1,000	1,002

Kalispel Tribe of Indians, Washington Revenue Bonds, Series 2018
5.250% due 01/01/2038	1,435	1,596

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (e)	6,390	7,158

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	6,500	7,713

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
4.000% due 07/01/2058	10,000	10,754

Washington State Health Care Facilities Authority Revenue Bonds, Series 2018
5.000% due 10/01/2031 (e)	3,500	4,418
5.000% due 10/01/2032 (e)	3,000	3,757
5.000% due 10/01/2033 (e)	3,500	4,358

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,525	1,627
5.000% due 07/01/2053	1,200	1,277

		43,660

WEST VIRGINIA 0.4%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	61,000	3,981

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	49

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (e)	$2,610	$2,894

		6,875

WISCONSIN 2.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2015
6.500% due 07/01/2050	1,750	1,811

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
5.250% due 05/15/2047	750	840
7.000% due 11/01/2046	3,500	3,966
7.000% due 01/01/2050	4,750	5,894

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
5.000% due 03/01/2048	5,000	5,350
6.125% due 01/01/2033	3,300	3,505
6.250% due 01/01/2038	1,675	1,770
6.375% due 01/01/2048	3,750	3,970
7.000% due 07/01/2048	5,000	5,422

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
5.000% due 12/01/2025	2,000	2,309

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2042 (e)	3,000	3,277

		38,114

Total Municipal Bonds & Notes (Cost $1,475,891)		1,573,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.9%

COMMERCIAL PAPER 1.8%

District of Columbia
0.000% due 10/10/2019	$20,000	$19,998

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
0.000% due 11/06/2019	10,000	9,998

		29,996

REPURCHASE AGREEMENTS (f) 0.2%
		3,192

SHORT-TERM NOTES 0.9%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	14,500	14,849

Total Short-Term Instruments (Cost $48,042)		48,037

Total Investments in Securities (Cost $1,523,933)		1,622,014

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.9%

SHORT-TERM INSTRUMENTS 7.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.9%

PIMCO Short-Term Floating NAV Portfolio III	13,572,781	$134,276

Total Short-Term Instruments (Cost $134,265)		134,276

Total Investments in Affiliates (Cost $134,265)		134,276

Total Investments 103.6% (Cost $1,658,198)		$1,756,290

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $0)		13

Other Assets and Liabilities, net (3.6)%		(61,143)

Net Assets 100.0%		$1,695,160

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$3,192	U.S. Treasury Notes 2.250% due 03/31/2021	$(3,259)	$3,192	$3,192

Total Repurchase Agreements						$(3,259)	$3,192	$3,192

50	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$3,192	$0	$0	$3,192	$(3,259)	$(67)

Total Borrowings and Other Financing Transactions	$3,192	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	93	$(12,119)	$138	$7	$0
U.S. Treasury 30-Year Bond December Futures	12/2019	187	(30,352)	282	6	0

Total Futures Contracts				$420	$13	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$0	$13	$0	$0	$0	$0

Cash of $1,142 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority «	N/A	2.696% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$17,555	$0	$0	$0	$0

Total Swap Agreements								$0	$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	51

Schedule of Investments PIMCO High Yield Municipal Bond Fund (Cont.)

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,196)	$(2,196)

Over the counter
Swap Agreements	$0	$0	$0	$0	$10	$10

	$0	$0	$0	$0	$(2,186)	$(2,186)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,195	$2,195

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$31,703	$0	$31,703
Alaska	0	70	0	70
Arizona	0	15,939	0	15,939
California	0	126,426	0	126,426
Colorado	0	48,442	0	48,442
Connecticut	0	3,290	0	3,290
Delaware	0	448	0	448
District of Columbia	0	1,185	0	1,185
Florida	0	75,896	0	75,896
Georgia	0	99,323	0	99,323
Illinois	0	161,867	0	161,867
Indiana	0	29,821	0	29,821
Iowa	0	7,933	0	7,933
Kansas	0	4,455	0	4,455
Kentucky	0	10,044	0	10,044
Louisiana	0	12,140	0	12,140
Maine	0	8,174	0	8,174
Maryland	0	2,670	0	2,670
Massachusetts	0	25,163	0	25,163
Michigan	0	42,597	0	42,597
Minnesota	0	11,021	0	11,021
Missouri	0	9,624	0	9,624
Montana	0	1,679	0	1,679
Nebraska	0	5,465	0	5,465
Nevada	0	22,397	0	22,397
New Jersey	0	55,031	0	55,031
New York	0	181,631	0	181,631
North Carolina	0	580	0	580
Ohio	0	97,890	0	97,890
Oklahoma	0	3,349	0	3,349
Oregon	0	9,387	0	9,387
Pennsylvania	0	47,949	0	47,949

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Puerto Rico	$0	$127,549	$0	$127,549
Rhode Island	0	10,547	0	10,547
South Carolina	0	25,695	0	25,695
Tennessee	0	6,348	0	6,348
Texas	0	153,632	0	153,632
Utah	0	1,286	0	1,286
Virginia	0	6,682	0	6,682
Washington	0	43,660	0	43,660
West Virginia	0	6,875	0	6,875
Wisconsin	0	38,114	0	38,114
Short-Term Instruments
Commercial Paper	0	29,996	0	29,996
Repurchase Agreements	0	3,192	0	3,192
Short-Term Notes	0	14,849	0	14,849

	$0	$1,622,014	$0	$1,622,014

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$134,276	$0	$0	$134,276

Total Investments	$134,276	$1,622,014	$0	$1,756,290

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$0	$0	$13

Total Financial Derivative Instruments	$13	$0	$0	$13

Totals	$134,289	$1,622,014	$0	$1,756,303

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

52	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Municipal Bond Fund

September 30, 2019 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

MUNICIPAL BONDS & NOTES 96.1%

ALABAMA 1.7%

Jefferson County, Alabama Sewer Revenue Bonds, (AGM Insured), Series 2013
6.750% due 10/01/2046	$4,000	$3,881

Jefferson County, Alabama Sewer Revenue Bonds, Series 2013
6.500% due 10/01/2053	10,000	12,053

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
2.250% (US0001M) due 06/01/2049 ~	2,000	1,988

		17,922

ARIZONA 1.5%

Arizona Health Facilities Authority Revenue Bonds, Series 2012
5.000% due 02/01/2042	4,000	4,267

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2019
1.520% due 01/01/2049	9,000	9,000
4.125% due 09/01/2042	2,500	2,783

		16,050

CALIFORNIA 9.5%

Alameda County, California Joint Powers Authority Revenue Bonds, Series 2013
5.000% due 12/01/2031	5,000	5,716
5.000% due 12/01/2032	3,000	3,424
5.000% due 12/01/2033	3,500	3,990
5.000% due 12/01/2034	3,000	3,415

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2029	5,615	6,366
5.000% due 04/01/2038	10,000	11,338

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
6.000% due 06/01/2035	2,000	2,002

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (d)	10,000	11,834

California Pollution Control Financing Authority Revenue Bonds, Series 2015
3.125% due 11/01/2040	1,400	1,512

California Pollution Control Financing Authority Revenue Bonds, Series 2016
4.750% due 11/01/2046	1,870	2,126

California State General Obligation Bonds, Series 2019
4.000% due 10/01/2039	5,500	6,375

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 04/01/2034	10,000	10,850

California Statewide Communities Development Authority Revenue Bonds, Series 2012
5.000% due 04/01/2042	4,500	4,885

Imperial Irrigation District Electric System, California Revenue Bonds, Series 2011
5.000% due 11/01/2036	7,000	7,293

Inglewood Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2017
5.000% due 05/01/2028	515	642
5.000% due 05/01/2029	500	621

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	2,750	3,208

Los Angeles Department of Water & Power System, California Revenue Bonds, Series 2018
5.000% due 07/01/2037	6,000	7,551

Port of Oakland, California Revenue Bonds, Series 2011
5.000% due 05/01/2029	2,250	2,368

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 05/01/2030	$1,500	$1,583
5.125% due 05/01/2031	1,500	1,581

		98,680

COLORADO 3.3%

Board of Governors of Colorado State University System Revenue Bonds, Series 2017
4.000% due 03/01/2038 (d)	2,000	2,280

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.250% due 01/01/2045	2,500	2,806

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2044	2,200	2,627
5.000% due 08/01/2049	3,800	4,512

Colorado State Building Excellent School Certificates of Participation Bonds, Series 2018
4.000% due 03/15/2043 (d)	7,000	7,728

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.322% (0.7*US0001M + 0.860%) due 11/15/2031 ~	1,700	1,701

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.421% (0.67*US0001M + 1.050%) due 09/01/2039 ~	2,200	2,220

Public Authority for Colorado Energy Revenue Bonds, Series 2008
6.500% due 11/15/2038	6,930	10,584

		34,458

CONNECTICUT 2.0%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2035	4,290	5,217

Connecticut State General Obligation Bonds, Series 2018
4.000% due 06/15/2037	1,875	2,112
5.000% due 06/15/2038	1,115	1,352

Connecticut State General Obligation Bonds, Series 2019
4.000% due 04/15/2037	1,925	2,186
5.000% due 04/15/2034	2,700	3,365
5.000% due 04/15/2035	3,150	3,914

Connecticut State General Obligation Notes, Series 2018
5.000% due 09/15/2027	2,500	3,099

		21,245

DISTRICT OF COLUMBIA 0.3%

District of Columbia Revenue Bonds, Series 2012
5.000% due 12/01/2029	2,500	2,777

FLORIDA 3.2%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,500	1,643

Florida Municipal Power Agency Revenue Bonds, Series 2012
5.000% due 10/01/2026	4,500	4,944

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	3,000	3,571

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2010
5.375% due 10/01/2035	750	781

Miami-Dade County, Florida Revenue Bonds, Series 2016
0.000% due 10/01/2032 (c)	2,900	1,951

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2018
4.000% due 07/01/2044	2,000	2,237

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County, Florida Health Authority Revenue Bonds, Series 2019
5.000% due 10/01/2047	$2,250	$2,722

Orlando-Orange County, Florida Expressway Authority Revenue Bonds, Series 2010
5.000% due 07/01/2040	5,985	6,150

Putnam County Development Authority, Florida Revenue Bonds, Series 2018
5.000% due 03/15/2042	4,000	4,775

South Miami Health Facilities Authority, Florida Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	3,750	4,090

		32,864

GEORGIA 6.9%

Brookhaven Development Authority, Georgia Revenue Bonds, Series 2019
5.000% due 07/01/2036	1,000	1,260
5.000% due 07/01/2037	500	627
5.000% due 07/01/2038	800	1,000
5.000% due 07/01/2039	500	623

Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.250% due 10/01/2032	3,000	3,041

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	5,000	5,214

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	7,000	7,283

DeKalb County, Georgia Water & Sewerage Revenue Bonds, Series 2011
5.250% due 10/01/2041	15,000	16,094

Fulton County, Georgia Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2030	1,000	1,296
5.000% due 06/15/2031	1,210	1,567

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	12,000	13,271

Municipal Electric Authority of Georgia Revenue Bonds, Series 2015
5.000% due 07/01/2060	3,000	3,287

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2037	850	999
5.000% due 01/01/2038	1,500	1,757
5.000% due 01/01/2039	1,500	1,753
5.000% due 01/01/2049	2,000	2,301
5.000% due 01/01/2059	3,000	3,402
5.000% due 01/01/2063	5,000	5,719

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2026	400	473
5.000% due 01/01/2027	400	482

		71,449

ILLINOIS 9.4%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2018
5.000% due 12/01/2046	2,000	2,265

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	2,000	2,311

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2038	4,000	4,856
5.000% due 07/01/2038	1,000	1,183
5.000% due 01/01/2039	2,000	2,422
5.000% due 01/01/2053	10,000	12,062

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	3,885	4,345

Chicago, Illinois General Obligation Bonds, Series 2005
5.500% due 01/01/2040	4,520	5,030

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	53

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Bonds, Series 2015
5.500% due 01/01/2039	$4,500	$5,015

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	4,500	5,354

Chicago, Illinois Waterworks Revenue Bonds, Series 2012
4.000% due 11/01/2037	4,250	4,377

Illinois Finance Authority Revenue Bonds, Series 2011
6.000% due 08/15/2041	450	483

Illinois Finance Authority Revenue Bonds, Series 2016
2.820% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000	1,002
4.000% due 02/15/2036	3,290	3,667
5.000% due 02/15/2029	4,500	5,555

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037 ^(b)	1,500	525
5.250% due 12/01/2052 ^(b)	2,000	700

Illinois State General Obligation Bonds, Series 2014
5.250% due 02/01/2034	3,500	3,826

Illinois State General Obligation Bonds, Series 2016
5.000% due 06/01/2027	4,200	4,756

Illinois State General Obligation Bonds, Series 2018
4.625% due 05/01/2037	890	971
5.000% due 05/01/2036	1,610	1,826

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,244
5.000% due 11/01/2026	3,000	3,405
5.000% due 11/01/2027	1,500	1,718

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,185	1,294

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	2,830	2,769
3.000% due 06/15/2033	1,000	952

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	5,000	5,844

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, Series 2017
4.950% due 12/15/2047	2,500	1,681

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2028	2,250	2,704

Will County, Illinois Community Unit School District No. 365, Valley View General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 11/01/2019 (c)	2,945	2,942

		98,084

INDIANA 0.6%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039	5,000	5,058

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	1,000	1,062

		6,120

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2009
5.750% due 11/15/2038	500	503

KENTUCKY 0.1%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2017
5.000% due 08/15/2032	1,000	1,183

LOUISIANA 0.3%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds, Series 2010
6.500% due 11/01/2035	1,400	1,473

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.000% due 06/01/2037	$1,825	$1,830

		3,303

MARYLAND 1.1%

Baltimore, Maryland Revenue Bonds, Series 2017
5.000% due 09/01/2028	1,500	1,806
5.000% due 09/01/2039	1,500	1,719

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2013
5.000% due 05/15/2043	7,500	8,299

		11,824

MASSACHUSETTS 1.4%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2040	2,000	2,264

Commonwealth of Massachusetts General Obligation Bonds, Series 2019
5.000% due 05/01/2044	2,000	2,479

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	2,500	2,874

Massachusetts School Building Authority Revenue Bonds, Series 2012
5.000% due 08/15/2030	6,660	7,332

		14,949

MICHIGAN 2.1%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	4,350	5,481

Michigan Finance Authority Revenue Bonds, Series 2014
5.000% due 07/01/2044	2,000	2,149

Michigan Finance Authority Revenue Bonds, Series 2016
5.000% due 11/15/2041	4,000	4,714

Michigan Finance Authority Revenue Bonds, Series 2019
5.000% due 12/01/2048	3,000	3,620

Michigan State Building Authority Revenue Bonds, Series 2019
5.000% due 04/15/2035	1,000	1,280
5.000% due 04/15/2036	3,500	4,466

		21,710

MINNESOTA 0.4%

Rochester, Minnesota Revenue Bonds, Series 2018
4.000% due 11/15/2048	3,750	4,220

MISSOURI 0.2%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200	2,445

NEBRASKA 1.3%

Central Plains Energy Project, Nebraska Revenue Bonds, Series 2012
5.250% due 09/01/2037	5,000	5,465

Douglas County, Nebraska Hospital Authority No 2 Revenue Bonds, Series 2008
1.640% due 08/15/2032	4,385	4,385

Nebraska Public Power District Revenue Bonds, Series 2013
5.000% due 01/01/2031	3,000	3,227

		13,077

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEVADA 0.6%

Clark Department of Aviation, Nevada Revenue Bonds, Series 2014
4.250% due 07/01/2034	$4,000	$4,404

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2048	1,000	1,091
5.000% due 06/01/2033	220	271

		5,766

NEW JERSEY 3.6%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2037	1,000	1,182

New Jersey Economic Development Authority Revenue Bonds, Series 1998
6.500% due 04/01/2031	480	567

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	3,000	3,361

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2019
5.000% due 06/15/2031 (a)	1,500	1,788
5.000% due 06/15/2032 (a)	2,000	2,373
5.000% due 06/15/2044 (a)	2,500	2,864

New Jersey Turnpike Authority Revenue Bonds, Series 2019
5.000% due 01/01/2048	8,000	9,753

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.915% due 05/01/2119	1,400	1,404

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	3,500	4,314
5.000% due 06/01/2031	2,605	3,171
5.000% due 06/01/2046	5,750	6,509

		37,286

NEW MEXICO 1.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2008
1.520% due 08/01/2034	8,600	8,600

University of New Mexico Revenue Notes, Series 2016
5.000% due 06/01/2026	1,000	1,229

		9,829

NEW YORK 17.0%

Battery Park City Authority, New York Revenue Bonds, Series 2019
5.000% due 11/01/2039	7,500	9,671
5.000% due 11/01/2040	2,500	3,216

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.250% due 07/15/2040	5,000	5,071

Housing Development Corp., New York Revenue Bonds, Series 2017
3.700% due 11/01/2047 (d)	1,750	1,834

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	1,000	1,060

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	10,000	11,024

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
5.250% due 11/15/2057	1,000	1,201

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 09/01/2022	10,060	11,021

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 07/01/2043 (d)	3,605	4,003

54	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (d)	$2,000	$2,093

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	4,145	4,180

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	5,990	6,280

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 02/01/2025	7,000	7,826

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	2,000	2,431

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	4,500	5,562

New York City, New York General Obligation Bonds, Series 2017
1.650% due 10/01/2046	10,000	10,000

New York City, New York General Obligation Bonds, Series 2018
4.000% due 12/01/2041	2,000	2,268
5.000% due 12/01/2038	5,000	6,240

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	8,000	9,005

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2037	2,500	3,105

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
1.650% due 11/01/2044	14,250	14,250

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	5,000	5,398
5.750% due 11/15/2051	5,000	5,463

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	2,150	2,378
5.375% due 11/15/2040	2,000	2,251

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2040	5,120	6,386
5.000% due 03/15/2041	4,000	4,977
5.000% due 05/01/2048	7,825	8,406

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	5,000	5,743

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2026	2,485	2,613

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	1,710	1,725

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2030	1,500	1,668

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	2,000	2,227

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2028	4,000	4,849
5.000% due 06/01/2041	1,500	1,677

		177,102

NORTH CAROLINA 0.3%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2036	2,500	2,686

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 3.7%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	$16,500	$1,003
0.000% due 06/01/2052 (c)	29,000	1,255
5.125% due 06/01/2024	9,350	9,350
5.375% due 06/01/2024	2,360	2,360

Cleveland-Cuyahoga County, Ohio Port Authority Revenue Bonds, Series 2018
5.250% due 12/01/2038	1,250	1,453

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2029	5,245	5,629

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	2,700	2,719

Ohio Air Quality Development Authority Revenue Notes, Series 2019
3.250% due 09/01/2029	2,760	2,857

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	2,750	3,076
5.250% due 02/15/2029	2,900	3,253

Ohio Turnpike & Infrastructure Commission Revenue Bonds, Series 2018
4.000% due 02/15/2032 (d)	5,000	5,667

		38,622

OREGON 0.3%

Clackamas County, Oregon Hospital Facility Authority Revenue Notes, Series 2017
3.000% due 11/15/2022	1,375	1,377

Portland, Oregon Tax Allocation Bonds, Series 2011
5.000% due 06/15/2029	1,000	1,057
5.000% due 06/15/2031	500	527

		2,961

PENNSYLVANIA 3.1%

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	500	571

Chester County Health & Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 10/01/2052	2,500	2,934

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	2,000	2,472
5.000% due 06/01/2032	2,000	2,464

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (d)	3,000	3,534

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
1.500% due 04/01/2034	1,000	1,000

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 09/01/2045	4,915	5,605

Pennsylvania Turnpike Commission Revenue Bonds, Series 2018
5.000% due 12/01/2043	3,000	3,670
5.000% due 12/01/2048	3,750	4,522

Philadelphia, Pennsylvania Water & Wastewater Revenue Bonds, Series 2011
5.000% due 01/01/2041	5,000	5,195

		31,967

PUERTO RICO 2.9%

Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Bonds, (AGC Insured), Series 2008
5.000% due 07/01/2028	1,005	1,032

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	$7,985	$7,905

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	18,646	4,968
4.750% due 07/01/2053	3,655	3,801
5.000% due 07/01/2058	11,770	12,438

		30,144

RHODE ISLAND 0.5%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	4,830	5,391

SOUTH CAROLINA 0.9%

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2046	400	453
5.000% due 12/01/2049	7,000	7,822

South Carolina Public Service Authority Revenue Bonds, Series 2015
5.000% due 12/01/2050	1,000	1,136

		9,411

TENNESSEE 1.3%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Notes, Series 2017
4.750% due 07/01/2027	375	412

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	6,250	7,195

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2023	4,000	4,396
5.000% due 02/01/2024	1,400	1,574

		13,577

TEXAS 10.6%

Austin Convention Enterprises, Inc., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	755	890
5.000% due 01/01/2031	800	941
5.000% due 01/01/2032	655	769

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2017
5.000% due 11/15/2037	2,000	2,461

Cypress-Fairbanks Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
4.000% due 02/15/2043	2,500	2,808

Dallas Love Field, Texas Revenue Bonds, Series 2017
5.000% due 11/01/2029	1,250	1,509

Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2016
1.160% due 11/01/2019	4,400	4,399

Goose Creek Consolidated Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.000% due 10/01/2049 (a)	5,000	5,075

Grand Parkway Transportation Corp., Texas Revenue Bonds, Series 2013
5.000% due 04/01/2053	4,450	4,966

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2029	1,800	2,291
5.000% due 07/01/2034	1,000	1,246
5.000% due 07/01/2035	1,460	1,814
5.000% due 07/01/2036	1,000	1,239

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	55

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
4.000% due 08/15/2034 (d)	$200	$225
4.000% due 08/15/2035 (d)	700	784
4.000% due 08/15/2036 (d)	500	559
4.000% due 08/15/2037 (d)	800	891
4.000% due 08/15/2040 (d)	2,800	3,097
5.000% due 01/01/2042	2,000	2,186

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2039	4,230	4,946

North Texas Tollway Authority Revenue Bonds, Series 2017
5.000% due 01/01/2048	8,750	10,300

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	4,000	4,767

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	2,000	2,003

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	7,000	7,099

Port of Port Arthur Navigation District, Texas Revenue Bonds, Series 2018
1.900% due 06/01/2049	4,700	4,700

Rowlett, Texas Special Assessment Bonds, Series 2016
5.750% due 09/15/2036	100	101
6.000% due 09/15/2046	235	238

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2017
5.000% due 02/01/2047	5,000	6,000

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2021	2,150	2,312
5.250% due 12/15/2022	3,825	4,233

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,960	5,789

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2012
5.000% due 12/15/2028	5,000	5,476

Texas Private Activity Bond Surface Transportation Corp. Revenue Bonds, Series 2009
6.875% due 12/31/2039	4,505	4,569

Texas State General Obligation Bonds, Series 2016
5.500% due 08/01/2031	3,000	3,711

Texas Transportation Commission Revenue Bonds, Series 2019
5.000% due 08/01/2057	4,500	5,286

Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993
6.000% due 11/15/2022 (e)	700	712

		110,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.1%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2017
5.000% due 07/01/2042	$3,000	$3,547

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2048	1,750	2,088

Utah County, Utah Revenue Bonds, Series 2016
4.000% due 05/15/2047	5,000	5,325

		10,960

VIRGINIA 0.4%

Prince William County, Virginia Industrial Development Authority Revenue Bonds, Series 2011
5.125% due 09/01/2041	2,000	2,135

Richmond, Virginia Public Utility Revenue Bonds, Series 2013
5.000% due 01/15/2029	2,000	2,227

		4,362

WASHINGTON 1.9%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (d)	4,000	4,481

Washington Health Care Facilities Authority Revenue Bonds, Series 2009
5.000% due 08/15/2044	4,965	5,336

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.630% (MUNIPSA + 1.050%) due 01/01/2042 ~	3,000	3,042
5.000% due 01/01/2047	2,000	2,319

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	4,000	4,746

		19,924

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2017
4.000% due 06/15/2040 (d)	2,000	2,218

West Virginia Economic Development Authority Revenue Notes, Series 2016
2.875% due 12/15/2026	1,570	1,587

		3,805

WISCONSIN 1.1%

Public Finance Authority, Wisconsin Revenue Notes, Series 2016
2.625% due 11/01/2025	1,500	1,550

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2035	5,500	6,547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2017
4.000% due 08/15/2047 (d)	$3,500	$3,802

		11,899

Total Municipal Bonds & Notes (Cost $931,387)		998,947

SHORT-TERM INSTRUMENTS 4.4%

COMMERCIAL PAPER 1.7%

District of Columbia
0.000% due 10/10/2019	12,000	11,999

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
0.000% due 11/06/2019	6,300	6,298

		18,297

REPURCHASE AGREEMENTS (f) 0.0%
		194

SHORT-TERM NOTES 2.7%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	27,500	28,161

Total Short-Term Instruments (Cost $46,657)		46,652

Total Investments in Securities (Cost $978,044)		1,045,599

	SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%

PIMCO Short-Term Floating NAV Portfolio III	3,848,367	38,072

Total Short-Term Instruments (Cost $38,063)		38,072

Total Investments in Affiliates (Cost $38,063)		38,072

Total Investments 104.2% (Cost $1,016,107)		$1,083,671

Financial Derivative Instruments (g)(h) 0.0% (Cost or Premiums, net $0)		31

Other Assets and Liabilities, net (4.2)%		(43,875)

Net Assets 100.0%		$1,039,827

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

56	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Travis County, Texas Health Facilities Development Corp. Revenue Bonds, Series 1993	6.000%	11/15/2022	09/20/2002	$ 700	$712	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$194	U.S. Treasury Notes 2.250% due 03/31/2021	$(201)	$194	$194

Total Repurchase Agreements						$(201)	$194	$194

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$194	$0	$0	$194	$(201)	$(7)

Total Borrowings and Other Financing Transactions	$194	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	390	$(50,822)	$68	$30	$0
U.S. Treasury 30-Year Bond December Futures	12/2019	17	(2,759)	(22)	1	0

Total Futures Contracts				$46	$31	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$31	$0	$31	$0	$0	$0	$0

Cash of $721 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	57

Schedule of Investments PIMCO Municipal Bond Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BYL	Receive	New Jersey Economic Development Authority«	N/A	2.696% (1-Month USD-LIBOR plus a specified spread)	Semi-Annual	03/15/2021	$	10,000	$0	$0	$0

Total Swap Agreements									$0	$0	$0

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$232	$232

Over the counter
Swap Agreements	$0	$0	$0	$0	$6	$6

	$0	$0	$0	$0	$238	$238

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$513	$513

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$17,922	$0	$17,922
Arizona	0	16,050	0	16,050
California	0	98,680	0	98,680
Colorado	0	34,458	0	34,458
Connecticut	0	21,245	0	21,245
District of Columbia	0	2,777	0	2,777
Florida	0	32,864	0	32,864
Georgia	0	71,449	0	71,449
Illinois	0	98,084	0	98,084
Indiana	0	6,120	0	6,120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Kansas	$0	$503	$0	$503
Kentucky	0	1,183	0	1,183
Louisiana	0	3,303	0	3,303
Maryland	0	11,824	0	11,824
Massachusetts	0	14,949	0	14,949
Michigan	0	21,710	0	21,710
Minnesota	0	4,220	0	4,220
Missouri	0	2,445	0	2,445
Nebraska	0	13,077	0	13,077
Nevada	0	5,766	0	5,766
New Jersey	0	37,286	0	37,286
New Mexico	0	9,829	0	9,829

58	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
New York	$0	$177,102	$0	$177,102
North Carolina	0	2,686	0	2,686
Ohio	0	38,622	0	38,622
Oregon	0	2,961	0	2,961
Pennsylvania	0	31,967	0	31,967
Puerto Rico	0	30,144	0	30,144
Rhode Island	0	5,391	0	5,391
South Carolina	0	9,411	0	9,411
Tennessee	0	13,577	0	13,577
Texas	0	110,392	0	110,392
Utah	0	10,960	0	10,960
Virginia	0	4,362	0	4,362
Washington	0	19,924	0	19,924
West Virginia	0	3,805	0	3,805
Wisconsin	0	11,899	0	11,899
Short-Term Instruments
Commercial Paper	0	18,297	0	18,297
Repurchase Agreements	0	194	0	194
Short-Term Notes	0	28,161	0	28,161

	$0	$1,045,599	$0	$1,045,599

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,072	$0	$0	$38,072

Total Investments	$38,072	$1,045,599	$0	$1,083,671

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$31	$0	$0	$31

Total Financial Derivative Instruments	$31	$0	$0	$31

Totals	$38,103	$1,045,599	$0	$1,083,702

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	59

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

MUNICIPAL BONDS & NOTES 93.5%

ALABAMA 0.9%

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	$1,000	$1,089

ARIZONA 1.2%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Bonds, Series 2018
5.000% due 07/01/2029	300	365
5.000% due 07/01/2030	350	423

Maricopa County, Arizona Special Health Care District General Obligation Bonds, Series 2018
5.000% due 07/01/2029	500	636

		1,424

COLORADO 4.2%

Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	500	598

Colorado Health Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2030	855	1,070
5.000% due 11/15/2049	500	616

Denver Convention Center Hotel Authority, Colorado Revenue Bonds, Series 2016
5.000% due 12/01/2027	1,000	1,179

E-470 Public Highway Authority, Colorado Revenue Bonds, Series 2017
2.421% (0.67*US0001M + 1.050%) due 09/01/2039 ~	760	767

Solaris Metropolitan District No. 3, Colorado General Obligation Notes, Series 2016
3.750% due 12/01/2026	629	643

		4,873

CONNECTICUT 5.9%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 08/15/2027	1,000	1,214

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,238

Connecticut State General Obligation Bonds, Series 2018
5.000% due 09/15/2030	1,000	1,250

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2015
2.371% (0.68*US0001M + 0.950%) due 07/01/2049 ~	1,000	1,001

Metropolitan District, Connecticut General Obligation Bonds, Series 2018
5.000% due 07/15/2030	1,000	1,264

Metropolitan District, Connecticut General Obligation Notes, Series 2019
5.000% due 07/15/2029	750	976

		6,943

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	445	534

FLORIDA 3.1%

Escambia County, Florida Revenue Bonds, Series 2003
2.600% due 06/01/2023	1,000	1,034

Escambia County, Florida Revenue Bonds, Series 2019
2.000% due 11/01/2033 (a)	775	777

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Municipal Power Agency Revenue Bonds, Series 2015
5.000% due 10/01/2027	$500	$598

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	1,000	1,190

		3,599

GEORGIA 3.9%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,250	1,303

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.250% due 11/01/2045	1,000	1,040

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	1,000	1,106

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2033	500	603

Municipal Electric Authority of Georgia Revenue Notes, Series 2019
5.000% due 01/01/2028	400	491

		4,543

GUAM 0.8%

Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2024	850	964

ILLINOIS 7.9%

Chicago Board of Education, Illinois General Obligation Notes, Series 2018
5.000% due 12/01/2026	1,000	1,156

Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,000	1,125

Chicago, Illinois General Obligation Notes, Series 2019
5.000% due 01/01/2028	1,000	1,173

Cook County, Illinois General Obligation Bonds, Series 2009
5.000% due 11/15/2021	300	301

Illinois Development Finance Authority Revenue Bonds, Series 2013
2.450% due 11/15/2039	1,000	1,030

Illinois Finance Authority Revenue Bonds, Series 2007
1.670% due 08/15/2042	975	975

Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	1,000	1,032

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	500	546

Illinois State Toll Highway Authority Revenue Bonds, Series 2019
5.000% due 01/01/2030	1,000	1,270

Illinois State Toll Highway Authority Revenue Notes, Series 2019
5.000% due 01/01/2027	500	612

		9,220

INDIANA 1.3%

Indiana Finance Authority Revenue Bonds, Series 2018
5.000% due 02/01/2031	750	950

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	531

		1,481

IOWA 0.9%

Iowa Finance Authority Revenue Bonds, Series 2018
1.500% due 02/15/2041	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KENTUCKY 0.9%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	$1,000	$1,106

LOUISIANA 1.6%

Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	1,000	1,016

Louisiana Stadium & Exposition District Revenue Notes, Series 2013
5.000% due 07/01/2023	500	565

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.200% due 06/01/2037	310	312

		1,893

MARYLAND 1.0%

Baltimore, Maryland Revenue Notes, Series 2017
5.000% due 09/01/2026	1,000	1,198

MASSACHUSETTS 2.1%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.080% (MUNIPSA + 0.500%) due 07/01/2038 ~	750	750

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	626

Massachusetts State College Building Authority Revenue Notes, Series 2014
5.000% due 05/01/2024	1,000	1,129

		2,505

MICHIGAN 2.1%

Detroit City School District, Michigan General Obligation Bonds, (AGM/Q-SBLF Insured), Series 2001
6.000% due 05/01/2029	1,505	1,896

Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	500	590

		2,486

MISSISSIPPI 0.7%

Mississippi Business Finance Corp. Revenue Bonds, Series 2002
3.200% due 09/01/2028	750	769

MISSOURI 0.7%

Missouri State Environmental Improvement & Energy Resources Authority Revenue Bonds, Series 2010
5.000% due 07/01/2025	40	42

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	750	755

		797

NEBRASKA 0.7%

Omaha Public Power District, Nebraska Revenue Bonds, Series 2011
5.000% due 02/01/2023	750	787

NEW JERSEY 4.8%

New Jersey Economic Development Authority Revenue Notes, Series 2013
5.000% due 01/01/2024	570	648

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	1,000	1,060

60	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	$500	$544

New Jersey Turnpike Authority Revenue Bonds, Series 2017
5.000% due 01/01/2030	750	924

Rutgers The State University of New Jersey Revenue Bonds, Series 2013
5.000% due 05/01/2028	250	281

South Jersey Port Corp., New Jersey Revenue Bonds, Series 2016
5.000% due 01/01/2035	290	332

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2031	500	609

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2028	1,000	1,239

		5,637

NEW MEXICO 0.8%

New Mexico Finance Authority Revenue Bonds, Series 2013
5.000% due 06/01/2025	805	912

NEW YORK 10.7%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,000	1,087

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,000	1,126

New York City, New York Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	750	752

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
5.000% due 07/15/2031	1,000	1,268

New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	750	910

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2026	1,000	1,115

New York State Dormitory Authority Revenue Bonds, Series 2015
5.000% due 03/15/2030	1,000	1,182

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	880	1,001

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,148

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2026	1,000	1,051

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2026	750	898
5.000% due 06/01/2027	750	914

		12,452

NORTH CAROLINA 3.2%

North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 10/01/2027	1,200	1,319

North Carolina State Revenue Bonds, Series 2019
5.000% due 05/01/2030	500	651

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	500	508
5.000% due 05/01/2029	125	163

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2025	$1,000	$1,155

		3,796

OHIO 4.0%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2019
5.000% due 02/15/2031	320	403

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	200	217

Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	1,000	1,147

Hamilton County, Ohio Sales Tax Revenue Notes, Series 2016
5.000% due 12/01/2026	750	931

Ohio Higher Educational Facility Commission Revenue Notes, Series 2013
5.000% due 12/01/2023	1,000	1,147

Ohio State Turnpike Commission Revenue Bonds, Series 2013
5.000% due 02/15/2026	750	839

		4,684

OREGON 0.5%

Oregon Health & Science University Revenue Bonds, Series 2012
5.000% due 07/01/2026	575	629

PENNSYLVANIA 7.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,236

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2025	500	589

Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	1,000	1,234

Delaware River Joint Toll Bridge Commission, Pennsylvania Revenue Notes, Series 2019
5.000% due 07/01/2026	500	618

Delaware River Port Authority, Pennsylvania Revenue Bonds, Series 2013
5.000% due 01/01/2027	1,000	1,141

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	525	579

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.502% (0.7*US0001M + 1.040%) due 08/15/2048 ~	750	752

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.180% (MUNIPSA + 0.600%) due 12/01/2023 ~	1,000	1,011

Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	250	296

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2016
5.000% due 10/01/2026	660	803

		8,259

PUERTO RICO 0.3%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	345	342

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH DAKOTA 0.5%

South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2027	$535	$637

TENNESSEE 3.0%

Greeneville Health & Educational Facilities Board, Tennessee Revenue Notes, Series 2018
5.000% due 07/01/2025	1,000	1,121

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	1,000	1,151

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2026	1,000	1,196

		3,468

TEXAS 13.0%

Austin Convention Enterprises, Inc., Texas Revenue Notes, Series 2017
5.000% due 01/01/2027	875	1,038

Corpus Christi, Texas Utility System Revenue Bonds, Series 2013
5.000% due 07/15/2028	1,000	1,130

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2012
5.000% due 12/01/2028	325	361

Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	690	766

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2013
5.000% due 11/01/2027	500	554

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.500% due 12/01/2024	1,000	1,000

Houston, Texas Airport System Revenue Bonds, Series 2018
5.000% due 07/01/2030	1,000	1,265

Houston, Texas Combined Utility System Revenue Notes, Series 2017
5.000% due 11/15/2026	645	802

Lower Colorado River Authority, Texas Revenue Bonds, Series 2019
5.000% due 05/15/2031	1,000	1,284

North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	515	622

North Texas Tollway Authority Revenue Notes, Series 2016
5.000% due 01/01/2026	550	632

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2016
7.250% due 02/01/2036	1,000	1,014

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	1,395	1,628

Texas State University System Revenue Bonds, Series 2017
5.000% due 03/15/2030	330	408

Texas Water Development Board Revenue Bonds, Series 2018
5.000% due 04/15/2030	1,000	1,287

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 10/15/2028	375	480

Texas Water Development Board Revenue Notes, Series 2019
5.000% due 10/15/2027 (a)	680	859

		15,130

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	61

Schedule of Investments PIMCO National Intermediate Municipal Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTAH 1.4%

Salt Lake City Corp. Airport, Utah Revenue Bonds, Series 2018
5.000% due 07/01/2030	$500	$633

Weber County, Utah Revenue Bonds, Series 2000
1.500% due 02/15/2031	1,000	1,000

		1,633

WASHINGTON 1.7%

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.630% (MUNIPSA + 1.050%) due 01/01/2042 ~	1,000	1,014

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	250	291

Washington State Convention Center Public Facilities District Revenue Bonds, Series 2018
5.000% due 07/01/2030	500	626

		1,931

WEST VIRGINIA 0.4%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	500	517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 1.3%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2028	$900	$1,132

WPPI Energy, Wisconsin Revenue Notes, Series 2013
5.000% due 07/01/2021	365	388

		1,520

WYOMING 0.4%

Sweetwater County, Wyoming Revenue Bonds, Series 2006
1.700% due 07/15/2026	500	498

Total Municipal Bonds & Notes (Cost $103,590)		109,256

SHORT-TERM INSTRUMENTS 2.8%

COMMERCIAL PAPER 1.4%

District of Columbia
0.000% due 10/10/2019	1,000	1,000

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
0.000% due 11/06/2019	700	700

		1,700

REPURCHASE AGREEMENTS (b) 0.5%
		538

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.9%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	$1,000	$1,024

Total Short-Term Instruments (Cost $3,262)		3,262

Total Investments in Securities (Cost $106,852)		112,518

	SHARES
INVESTMENTS IN AFFILIATES 4.5%

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%

PIMCO Short-Term Floating NAV Portfolio III	532,428	5,267

Total Short-Term Instruments (Cost $5,265)		5,267

Total Investments in Affiliates (Cost $5,265)		5,267

Total Investments 100.8% (Cost $112,117)		$117,785

Other Assets and Liabilities, net (0.8)%		(986)

Net Assets 100.0%		$116,799

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$538	U.S. Treasury Notes 2.250% due 03/31/2021	$(549)	$538	$538

Total Repurchase Agreements						$(549)	$538	$538

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$538	$0	$0	$538	$(549)	$(11)

Total Borrowings and Other Financing Transactions	$538	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

62	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,089	$0	$1,089
Arizona	0	1,424	0	1,424
Colorado	0	4,873	0	4,873
Connecticut	0	6,943	0	6,943
District of Columbia	0	534	0	534
Florida	0	3,599	0	3,599
Georgia	0	4,543	0	4,543
Guam	0	964	0	964
Illinois	0	9,220	0	9,220
Indiana	0	1,481	0	1,481
Iowa	0	1,000	0	1,000
Kentucky	0	1,106	0	1,106
Louisiana	0	1,893	0	1,893
Maryland	0	1,198	0	1,198
Massachusetts	0	2,505	0	2,505
Michigan	0	2,486	0	2,486
Mississippi	0	769	0	769
Missouri	0	797	0	797
Nebraska	0	787	0	787
New Jersey	0	5,637	0	5,637
New Mexico	0	912	0	912
New York	0	12,452	0	12,452
North Carolina	0	3,796	0	3,796
Ohio	0	4,684	0	4,684

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Oregon	$0	$629	$0	$629
Pennsylvania	0	8,259	0	8,259
Puerto Rico	0	342	0	342
South Dakota	0	637	0	637
Tennessee	0	3,468	0	3,468
Texas	0	15,130	0	15,130
Utah	0	1,633	0	1,633
Washington	0	1,931	0	1,931
West Virginia	0	517	0	517
Wisconsin	0	1,520	0	1,520
Wyoming	0	498	0	498
Short-Term Instruments
Commercial Paper	0	1,700	0	1,700
Repurchase Agreements	0	538	0	538
Short-Term Notes	0	1,024	0	1,024

	$0	$112,518	$0	$112,518

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,267	$0	$0	$5,267

Total Investments	$5,267	$112,518	$0	$117,785

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	63

Schedule of Investments PIMCO New York Municipal Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.5%

MUNICIPAL BONDS & NOTES 93.6%

NEW YORK 91.2%

Battery Park City Authority, New York Revenue Bonds, Series 2013
5.000% due 11/01/2030	$3,000	$3,438

Battery Park City Authority, New York Revenue Bonds, Series 2019
1.570% due 11/01/2038	3,000	3,000
5.000% due 11/01/2038	3,750	4,852
5.000% due 11/01/2040	1,000	1,286

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2009
6.375% due 07/15/2043	750	761

Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2042	3,500	4,028

Build NYC Resource Corp., New York Revenue Bonds, Series 2015
4.000% due 08/01/2031	575	628
5.000% due 08/01/2040	500	573

Build NYC Resource Corp., New York Revenue Bonds, Series 2016
5.000% due 07/01/2041	1,500	1,680

Build NYC Resource Corp., New York Revenue Bonds, Series 2017
5.000% due 08/01/2035	400	481
5.000% due 08/01/2036	500	600
5.000% due 11/01/2047 (c)	4,000	5,898

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2014
5.000% due 07/01/2034	440	513
5.000% due 07/01/2044	1,000	1,166

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2016
5.000% due 07/01/2046	1,000	1,164

Dutchess County, New York Local Development Corp. Revenue Bonds, Series 2017
5.000% due 07/01/2034	1,200	1,467
5.000% due 07/01/2035	1,100	1,342

Erie County, New York General Obligation Bonds, Series 2015
5.000% due 09/15/2026	300	363
5.000% due 09/15/2027	275	332
5.000% due 09/15/2028	275	331

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2011
4.625% due 07/01/2036	1,700	1,779
5.000% due 07/01/2041	1,500	1,587

Hempstead Town Local Development Corp., New York Revenue Bonds, Series 2017
5.000% due 07/01/2047	1,000	1,189

Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.750% due 02/15/2047	5,000	5,298

Long Island Power Authority, New York Revenue Bonds, Series 2017
5.000% due 09/01/2037	500	609
5.000% due 09/01/2042	2,000	2,415

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	1,000	1,004

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2011
5.000% due 11/15/2036	3,000	3,246

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2032	2,500	2,822

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2015
5.000% due 11/15/2045	2,000	2,286

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016
5.250% due 11/15/2056	1,630	1,948

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	$3,500	$3,968
5.250% due 11/15/2057	2,000	2,403

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	5,000	5,437
5.000% due 09/01/2022	4,910	5,379

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,500	1,715

Monroe County Industrial Development Corp., New York Revenue Bonds, Series 2017
4.000% due 07/01/2037 (c)	280	315
4.000% due 07/01/2043 (c)	1,720	1,910
4.000% due 10/01/2047	2,130	2,277
5.000% due 12/01/2046	1,000	1,159

Monroe County, New York Industrial Development Agency Revenue Bonds, Series 2017
5.000% due 05/01/2031	1,500	1,880

Monroe County, New York Industrial Development Agency Revenue Notes, Series 2018
5.000% due 05/01/2028	1,000	1,293

Nassau County, New York General Obligation Notes, Series 2017
5.000% due 10/01/2027	2,500	3,133

Nassau County, New York General Obligation Notes, Series 2019
4.000% due 12/10/2019	2,500	2,512

New York City Housing Development Corp., New York, Series 2014
4.500% due 02/15/2048	5,000	5,276

New York City Housing Development Corp., New York, Series 2017
3.750% due 11/01/2052 (c)	1,000	1,047

New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
7.000% due 03/01/2049	500	503

New York City Industrial Development Agency, New York Revenue Bonds, (FGIC Insured), Series 2006
5.000% due 03/01/2031	750	756

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2011
5.000% due 02/01/2027	3,500	3,670

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2013
5.000% due 11/01/2042	2,000	2,265

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2015
5.000% due 11/01/2026	2,500	3,029

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
5.000% due 08/01/2032	1,000	1,215

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2018
5.000% due 05/01/2037	2,500	3,090
5.000% due 05/01/2038	2,500	3,079

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019
5.000% due 11/01/2035	3,500	4,435

New York City Water & Sewer System, New York Revenue Bonds, Series 2001
1.600% due 06/15/2033	1,100	1,100

New York City Water & Sewer System, New York Revenue Bonds, Series 2018
5.000% due 06/15/2040	2,700	3,303

New York City, New York General Obligation Bonds, Series 2008
1.560% due 08/01/2027	2,000	2,000

New York City, New York General Obligation Bonds, Series 2009
5.000% due 08/01/2023	2,200	2,207

New York City, New York General Obligation Bonds, Series 2012
1.540% due 04/01/2042	13,150	13,150

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2016
1.540% due 08/01/2044	$9,235	$9,235
4.000% due 12/01/2043	1,000	1,109

New York City, New York General Obligation Bonds, Series 2017
1.770% due 10/01/2046	5,420	5,420

New York City, New York General Obligation Bonds, Series 2018
5.000% due 12/01/2038	5,000	6,240

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	6,000	6,753

New York City, New York Housing Development Corp. Revenue Bonds, Series 2015
4.350% due 11/01/2048	1,000	1,063

New York City, New York Housing Development Corp. Revenue Bonds, Series 2019
1.540% due 05/01/2059	9,000	9,000
1.750% due 05/01/2059	2,000	2,005

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018
4.000% due 07/15/2045	5,000	5,618
5.000% due 07/15/2035	2,500	3,124

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2018
1.750% due 08/01/2042	5,000	5,000

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
1.770% due 11/01/2044	5,480	5,480

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2006
1.520% due 10/01/2036	13,500	13,500

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2014
1.580% (MUNIPSA) due 04/01/2044 ~	8,000	8,000

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2016
4.000% due 04/01/2027	1,570	1,857

New York City, New York Trust for Cultural Resources Revenue Bonds, Series 2019
5.000% due 12/01/2030	300	397
5.000% due 12/01/2031	250	329
5.000% due 12/01/2032	300	393
5.000% due 12/01/2033	300	392
5.000% due 12/01/2034	575	747
5.000% due 12/01/2035	350	453
5.000% due 12/01/2036	400	517
5.000% due 12/01/2037	275	354
5.000% due 12/01/2038	300	385
5.000% due 12/01/2039	250	320

New York City, New York Water & Sewer System Revenue Bonds, Series 2003
1.580% due 06/15/2035	7,500	7,500

New York City, New York Water & Sewer System Revenue Bonds, Series 2006
1.720% due 06/15/2038	1,690	1,690

New York City, New York Water & Sewer System Revenue Bonds, Series 2009
1.620% due 06/15/2041	2,600	2,600

New York City, New York Water & Sewer System Revenue Bonds, Series 2013
1.750% due 06/15/2049	6,425	6,425

New York City, New York Water & Sewer System Revenue Bonds, Series 2017
5.000% due 06/15/2048 (c)	7,500	8,982

New York Convention Center Development Corp. Revenue Bonds, Series 2015
4.000% due 11/15/2045	500	541
5.000% due 11/15/2029	1,000	1,210
5.000% due 11/15/2045	2,000	2,342

New York Counties Tobacco Trust IV Revenue Bonds, Series 2005
0.000% due 06/01/2050 (b)	5,000	762
0.000% due 06/01/2055 (b)	6,375	349

64	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Counties Tobacco Trust V Revenue Bonds, Series 2005
0.000% due 06/01/2055 (b)	$7,500	$583

New York Liberty Development Corp. Revenue Bonds, Series 2010
5.125% due 01/15/2044	1,000	1,011

New York Liberty Development Corp. Revenue Bonds, Series 2011
5.750% due 11/15/2051	7,000	7,648

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	1,500	1,659

New York Liberty Development Corp. Revenue Bonds, Series 2019
2.625% due 09/15/2069 (a)	2,100	2,135
2.800% due 09/15/2069 (a)	2,000	2,036

New York Local Government Assistance Corp. Revenue Bonds, Series 2008
1.600% due 04/01/2024	4,035	4,035

New York State Dormitory Authority Revenue Bonds, (BHAC/CR/NPFGC Insured), Series 2007
5.000% due 02/15/2027	1,000	1,243

New York State Dormitory Authority Revenue Bonds, (NPFGC Insured), Series 2007
5.250% due 07/01/2021	1,000	1,070

New York State Dormitory Authority Revenue Bonds, Series 2010
5.000% due 07/01/2026	1,500	1,541
5.000% due 07/01/2035	500	513
5.500% due 07/01/2040	1,000	1,032

New York State Dormitory Authority Revenue Bonds, Series 2011
6.000% due 07/01/2040	500	518

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 05/15/2026	2,000	2,195
5.000% due 12/15/2026	4,000	4,458

New York State Dormitory Authority Revenue Bonds, Series 2013
5.000% due 03/15/2028	3,000	3,376

New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2046	2,000	2,356
5.000% due 07/01/2050	1,285	1,507

New York State Dormitory Authority Revenue Bonds, Series 2017
5.000% due 12/01/2027	1,100	1,328
5.000% due 02/15/2038	1,600	1,928
5.000% due 07/01/2038	1,000	1,231
5.000% due 07/01/2043	1,530	1,861

New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 08/01/2036	4,500	5,025
4.000% due 07/01/2041	2,000	2,271
5.000% due 03/15/2030	5,000	6,328
5.000% due 03/15/2041	3,500	4,276
5.000% due 07/01/2048	1,675	2,039
5.000% due 10/01/2048	1,500	2,357
5.250% due 03/15/2038	3,500	4,445

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 03/15/2039	5,000	6,256
5.000% due 03/15/2040	8,590	10,715
5.000% due 03/15/2041	2,000	2,489
5.000% due 03/15/2042	6,000	7,451
5.000% due 05/01/2048	5,000	5,818
5.000% due 07/01/2049 (a)	3,000	3,705

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
2.000% due 06/01/2029	2,000	2,006
3.500% due 10/01/2029	4,000	4,594

New York State Environmental Facilities Corp. Revenue Bonds, Series 2009
5.000% due 06/15/2034	3,200	3,202

New York State Environmental Facilities Corp. Revenue Bonds, Series 2018
5.000% due 06/15/2043	2,500	3,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Housing Finance Agency Revenue Bonds, Series 2019
1.875% due 05/01/2050	$2,000	$2,002

New York State Thruway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2051	3,000	3,480

New York State Thruway Authority Revenue Bonds, Series 2018
4.000% due 01/01/2036	1,000	1,141

New York State Urban Development Corp. Revenue Bonds, Series 2017
4.000% due 03/15/2046	1,560	1,749

New York State Urban Development Corp. Revenue Bonds, Series 2019
5.000% due 03/15/2039	2,875	3,568

New York Transportation Development Corp. Revenue Bonds, Series 2016
5.000% due 08/01/2026	3,000	3,154
5.250% due 01/01/2050	4,500	5,023

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2030	1,000	1,213
5.000% due 01/01/2034	2,000	2,395

Niagara Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2014
4.000% due 05/15/2029	975	984

Oneida County, New York Industrial Development Agency Revenue Bonds, Series 2002
5.000% due 09/15/2028	2,640	2,648

Onondaga County, New York Industrial Development Agency Revenue Bonds, Series 2008
1.500% due 07/01/2037	2,460	2,460

Port Authority of New York & New Jersey Revenue Bonds, Series 2016
5.000% due 11/15/2041	1,620	1,914

Port Authority of New York & New Jersey Revenue Bonds, Series 2018
5.000% due 07/15/2038	4,000	4,988
5.000% due 09/01/2048	4,000	4,909

Port Authority of New York & New Jersey Revenue Bonds, Series 2019
5.000% due 09/01/2039	2,500	3,180

Port Authority of New York & New Jersey Revenue Notes, Series 2010
5.000% due 12/01/2020	685	702

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	5,000	5,037

Saratoga County, New York Capital Resources Corp. Revenue Bonds, Series 2018
5.000% due 07/01/2037	525	650
5.000% due 07/01/2038	300	370

Syracuse Industrial Development Agency, New York Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,102

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2042	4,185	5,252
5.000% due 11/15/2043	5,985	7,499

Troy Capital Resource Corp., New York Revenue Bonds, Series 2010
5.125% due 09/01/2040	3,500	3,615

Troy Industrial Development Authority, New York Revenue Bonds, Series 2002
5.200% due 04/01/2037	2,750	2,936

TSASC, Inc., New York Revenue Bonds, Series 2016
5.000% due 06/01/2048	4,000	3,980

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2041	1,000	1,118

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	3,000	3,655

Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017
5.250% due 09/15/2053	1,000	1,024

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Utility Debt Securitization Authority Revenue Bonds, Series 2015
5.000% due 12/15/2037 (c)	$3,000	$3,588

		468,345

PUERTO RICO 2.4%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.074% (0.67*US0003M + 0.520%) due 07/01/2029 ~	1,970	1,950

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (b)	7,200	1,918
4.750% due 07/01/2053	2,775	2,886
5.000% due 07/01/2058	3,920	4,143

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.784% due 07/01/2058	1,200	1,248

		12,145

Total Municipal Bonds & Notes (Cost $458,685)		480,490

SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (d) 0.1%
		624

SHORT-TERM NOTES 1.4%

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	7,000	7,168

MUNICIPAL BONDS & NOTES 0.4%

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
4.000% due 02/03/2020	2,190	2,209

Total Short-Term Instruments (Cost $10,000)		10,001

Total Investments in Securities (Cost $468,685)		490,491

	SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short-Term Floating NAV Portfolio III	4,044,000	40,007

Total Short-Term Instruments (Cost $40,003)		40,007

Total Investments in Affiliates (Cost $40,003)		40,007

Total Investments 103.3% (Cost $508,688)		$530,498

Financial Derivative Instruments (e) 0.0% (Cost or Premiums, net $0)		8

Other Assets and Liabilities, net (3.3)%		(16,700)

Net Assets 100.0%		$513,806

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	65

Schedule of Investments PIMCO New York Municipal Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$624	U.S. Treasury Notes 2.250% due 03/31/2021	$(640)	$624	$624

Total Repurchase Agreements						$(640)	$624	$624

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$624	$0	$0	$624	$(640)	$(16)

Total Borrowings and Other Financing Transactions	$624	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2019	96	$(12,510)	$143	$8	$0

Total Futures Contracts				$143	$8	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$0	$8	$0	$0	$0	$0

Cash of $460 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

66	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$142	$142

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$932	$932

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
New York	$0	$468,345	$0	$468,345
Puerto Rico	0	12,145	0	12,145
Short-Term Instruments
Repurchase Agreements	0	624	0	624
Short-Term Notes	0	7,168	0	7,168
Municipal Bonds & Notes	0	2,209	0	2,209

	$0	$490,491	$0	$490,491

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$40,007	$0	$0	$40,007

Total Investments	$40,007	$490,491	$0	$530,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$8	$0	$0	$8

Total Financial Derivative Instruments	$8	$0	$0	$8

Totals	$40,015	$490,491	$0	$530,506

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	67

Schedule of Investments PIMCO Short Duration Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.8%

MUNICIPAL BONDS & NOTES 90.6%

ALABAMA 2.7%

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2018
4.000% due 12/01/2048	$3,000	$3,237

Selma Industrial Development Board, Alabama Revenue Bonds, Series 2019
2.000% due 11/01/2033 (a)	500	501

Southeast Alabama Gas Supply District Revenue Bonds, Series 2018
4.000% due 06/01/2049	2,500	2,722

		6,460

ARIZONA 1.5%

Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2005
2.400% due 12/01/2035	2,500	2,579

Maricopa County, Arizona Special Health Care District General Obligation Notes, Series 2018
5.000% due 07/01/2024	800	934

		3,513

COLORADO 2.0%

Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
2.322% (0.7*US0001M + 0.860%) due 11/15/2031 ~	2,125	2,126

University of Colorado Hospital Authority Revenue Bonds, Series 2017
5.000% due 11/15/2038	2,500	2,667

		4,793

CONNECTICUT 5.8%

Bridgeport, Connecticut General Obligation Notes, Series 2017
5.000% due 11/01/2021	635	683
5.000% due 08/15/2022	2,030	2,204

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 10/01/2025	3,000	3,603

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 1999
2.000% due 07/01/2033	2,000	2,031

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2015
2.371% (0.68*US0001M + 0.950%) due 07/01/2049 ~	3,500	3,503

Metropolitan District, Connecticut General Obligation Notes, Series 2018
5.000% due 07/15/2022	1,000	1,101
5.000% due 07/15/2023	500	568

		13,693

DISTRICT OF COLUMBIA 0.5%

District of Columbia Revenue Notes, Series 2016
5.000% due 04/01/2022	1,070	1,162

FLORIDA 5.4%

Central Florida Expressway Authority Revenue Notes, Series 2018
5.000% due 07/01/2025	710	850

Citizens Property Insurance Corp., Florida Revenue Notes, Series 2015
5.000% due 06/01/2020	860	865

Florida State General Obligation Notes, Series 2015
5.000% due 06/01/2022	750	824

Florida State General Obligation Notes, Series 2016
5.000% due 06/01/2022	730	802

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lee Memorial Health System, Florida Revenue Bonds, Series 2019
5.000% due 04/01/2033	$3,000	$3,571

Miami-Dade County, Florida Expressway Authority Revenue Notes, Series 2013
5.000% due 07/01/2022	675	737

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2015
5.000% due 10/01/2020	1,750	1,815
5.000% due 10/01/2023	2,765	3,164

		12,628

GEORGIA 4.3%

Burke County, Georgia Development Authority Revenue Bonds, Series 2008
2.925% due 11/01/2048	1,500	1,564

Burke County, Georgia Development Authority Revenue Bonds, Series 2012
1.700% due 12/01/2049	1,000	990

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
3.000% due 11/01/2045	2,500	2,560

Monroe County, Georgia Development Authority Revenue Bonds, Series 2002
2.000% due 09/01/2037	2,500	2,507

Municipal Gas Authority of Georgia Revenue Notes, Series 2016
5.000% due 10/01/2019	2,500	2,500

		10,121

ILLINOIS 4.7%

Chicago, Illinois General Obligation Bonds, Series 2002
5.250% due 01/01/2022	500	531

Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	3,000	3,170

Illinois Finance Authority Revenue Bonds, Series 2016
2.820% (0.7*US0001M + 1.350%) due 05/01/2036 ~	1,000	1,002

Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	2,000	2,078

Illinois State General Obligation Notes, Series 2016
5.000% due 06/01/2022	2,290	2,451

Illinois State Toll Highway Authority Revenue Notes, Series 2014
5.000% due 12/01/2020	610	635

Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2017
5.000% due 06/01/2023	1,000	1,120

		10,987

INDIANA 0.6%

Indiana Finance Authority Revenue Bonds, Series 2011
1.650% due 03/01/2027	1,500	1,505

KENTUCKY 1.0%

Kentucky Public Energy Authority Revenue Bonds, Series 2018
4.000% due 01/01/2049	1,250	1,382

Louisville/Jefferson County, Kentucky Metropolitan Government Revenue Bonds, Series 2007
1.650% due 06/01/2033	1,000	1,004

		2,386

LOUISIANA 0.6%

Louisiana State Citizens Property Insurance Corp. Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2021	775	820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017
2.100% due 06/01/2037	$700	$704

		1,524

MASSACHUSETTS 2.8%

Massachusetts Development Finance Agency Revenue Bonds, Series 2017
2.080% (MUNIPSA + 0.500%) due 07/01/2038 ~	2,500	2,501

Massachusetts Development Finance Agency Revenue Notes, Series 2018
5.000% due 07/01/2022	700	768
5.000% due 07/01/2023	750	847

Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue Bonds, Series 2019
5.000% due 01/01/2039	2,250	2,504

		6,620

MICHIGAN 2.1%

Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
4.000% due 11/15/2047	4,250	4,672

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2007
5.125% due 06/01/2022	370	371

		5,043

MINNESOTA 0.6%

Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
5.000% due 01/01/2022	250	271

Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2017
5.000% due 01/01/2021	1,000	1,045

		1,316

MISSISSIPPI 0.9%

Warren County, Mississippi Revenue Bonds, Series 2018
2.900% due 09/01/2032	2,000	2,078

MISSOURI 1.1%

St Louis, Missouri Revenue Notes, Series 2019
2.500% due 06/01/2020	2,500	2,518

MONTANA 0.4%

Montana Facility Finance Authority Revenue Bonds, Series 2018
2.130% (MUNIPSA + 0.550%) due 08/15/2037 ~	1,020	1,019

NEBRASKA 0.9%

Lincoln, Nebraska Electric System Revenue Notes, Series 2013
5.000% due 09/01/2021	1,015	1,087

Municipal Energy Agency of Nebraska Revenue Notes, Series 2016
5.000% due 04/01/2021	445	469

Public Power Generation Agency, Nebraska Revenue Notes, Series 2015
5.000% due 01/01/2021	495	517

		2,073

NEVADA 1.6%

Clark County, Nevada Revenue Bonds, Series 2017
1.600% due 01/01/2036	750	750

68	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Humboldt County, Nevada Revenue Bonds, Series 2003
1.450% due 12/01/2024	$1,500	$1,486

Washoe County, Nevada Revenue Bonds, Series 2016
1.850% due 03/01/2036	1,500	1,512

		3,748

NEW JERSEY 2.6%

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	1,630	1,668

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2021	1,000	1,056

New Jersey Turnpike Authority Revenue Notes, Series 2017
1.802% (0.7*US0001M + 0.340%) due 01/01/2021 ~	1,000	1,001

Tobacco Settlement Financing Corp., New Jersey Revenue Notes, Series 2018
5.000% due 06/01/2022	2,250	2,450

		6,175

NEW YORK 10.8%

Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2022	1,250	1,364

Metropolitan Transportation Authority, New York Revenue Notes, Series 2017
5.000% due 11/15/2024	3,000	3,520

Metropolitan Transportation Authority, New York Revenue Notes, Series 2019
5.000% due 05/15/2022	1,750	1,903

Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	1,000	1,036

Nassau County, New York General Obligation Notes, Series 2019
4.000% due 12/10/2019	3,000	3,015

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2015
5.000% due 11/01/2021	875	942

New York City, New York Housing Development Corp. Revenue Bonds, Series 2018
2.750% due 05/01/2050	1,750	1,816

New York City, New York Housing Development Corp. Revenue Bonds, Series 2019
1.750% due 05/01/2059	1,500	1,504

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019
1.650% due 11/01/2044	2,190	2,190

New York State Dormitory Authority Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,750	1,880

New York State Energy Research & Development Authority Revenue Bonds, Series 2004
2.625% due 04/01/2034	3,000	3,107

Port Chester-Rye Union Free School District, New York General Obligation Notes, Series 2019
2.500% due 06/12/2020	1,500	1,511

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2021	1,500	1,587

		25,375

NORTH CAROLINA 1.8%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2018
1.470% due 01/15/2048	1,500	1,500

North Carolina State Revenue Notes, Series 2019
5.000% due 03/01/2020	1,250	1,269

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.800% (0.67*US0001M + 0.400%) due 12/01/2041 ~	$1,500	$1,500

		4,269

OHIO 5.6%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2018
2.250% due 02/15/2048	1,500	1,510

American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2021	1,250	1,313

Butler County, Ohio Revenue Notes, Series 2017
4.000% due 11/15/2023	1,355	1,488
5.000% due 11/15/2024	725	847

Ohio Higher Educational Facility Commission Revenue Notes, Series 2016
5.000% due 12/01/2022	1,415	1,575

Ohio State Revenue Bonds, Series 2010
1.300% due 11/01/2035	2,500	2,503

Ohio State Revenue Bonds, Series 2018
1.650% due 01/15/2046	2,500	2,500

University of Cincinnati, Ohio Revenue Notes, Series 2018
1.716% (0.67*US0001M + 0.340%) due 06/01/2020 ~	1,500	1,500

		13,236

PENNSYLVANIA 8.6%

Bethlehem Area School District, Pennsylvania Revenue Bonds, Series 2017
1.922% (0.7*US0001M + 0.490%) due 01/01/2030 ~	1,750	1,750

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2020	1,500	1,534

Luzerne County, Pennsylvania General Obligation Notes, (AGM Insured), Series 2017
5.000% due 12/15/2022	1,500	1,657

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	5,000	5,038

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2018
2.300% (MUNIPSA + 0.720%) due 09/01/2051 ~	1,500	1,500

Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2018
2.502% (0.7*US0001M + 1.040%) due 08/15/2048 ~	1,500	1,503

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
2.800% due 12/01/2033	2,750	2,817

Pennsylvania Turnpike Commission Revenue Notes, Series 2018
2.180% (MUNIPSA + 0.600%) due 12/01/2023 ~	3,000	3,032

Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	1,500	1,546

		20,377

TENNESSEE 1.5%

Tennergy Corp., Tennessee Revenue Bonds, Series 2019
5.000% due 02/01/2050	3,000	3,454

TEXAS 10.9%

Central Texas Regional Mobility Authority Revenue Bonds, Series 2015
5.000% due 01/01/2045	1,750	1,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fort Bend Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.950% due 08/01/2049	$1,250	$1,265

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2008
1.500% due 12/01/2024	2,500	2,500

Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
1.590% due 12/01/2043	2,430	2,430

Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
2.400% due 06/01/2030	2,500	2,537

Lower Colorado River Authority, Texas Revenue Notes, Series 2018
5.000% due 05/15/2021	1,000	1,059

North Texas Tollway Authority Revenue Notes, Series 2015
5.000% due 01/01/2024	675	774

North Texas Tollway Authority Revenue Notes, Series 2017
5.000% due 01/01/2021	600	628
5.000% due 01/01/2022	975	1,055

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2018
2.750% due 08/01/2048	2,000	2,090

Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2019
1.600% due 08/01/2049	1,675	1,677

Pasadena Texas General Obligation Bonds, (PSF Insured), Series 2019
1.500% due 02/15/2044	1,250	1,249

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2015
2.250% due 02/01/2033	2,500	2,503

San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2018
2.750% due 02/01/2048	1,500	1,556

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	700	817

Texas Water Development Board Revenue Notes, Series 2018
5.000% due 04/15/2024	1,000	1,162
5.000% due 10/15/2024	500	589

		25,685

UTAH 1.9%

Murray, Utah Revenue Bonds, Series 2003
1.450% due 05/15/2036	2,500	2,500

Utah County, Utah Revenue Bonds, Series 2018
5.000% due 05/15/2057	1,800	2,064

		4,564

VIRGINIA 1.3%

Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	3,000	3,017

WASHINGTON 4.7%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
2.030% (MUNIPSA + 0.450%) due 11/01/2045 ~	2,500	2,501

King County, Washington Sewer Revenue Bonds, Series 2012
2.600% due 01/01/2043	2,000	2,025

Seattle, Washington Municipal Light & Power Revenue Bonds, Series 2018
2.070% (MUNIPSA + 0.490%) due 11/01/2046 ~	1,750	1,759

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	69

Schedule of Investments PIMCO Short Duration Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Health Care Facilities Authority Revenue Bonds, Series 2017
2.630% (MUNIPSA + 1.050%) due 01/01/2042 ~	$2,500	$2,535

Washington Health Care Facilities Authority Revenue Bonds, Series 2019
5.000% due 08/01/2049	1,900	2,166

		10,986

WEST VIRGINIA 1.0%

Mason County, West Virginia Revenue Bonds, Series 2003
2.750% due 10/01/2022	1,000	1,034

West Virginia Economic Development Authority Revenue Bonds, Series 2009
2.625% due 12/01/2042	1,250	1,286

		2,320

WISCONSIN 0.4%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2018
5.000% due 04/01/2023	750	843

Total Municipal Bonds & Notes (Cost $210,060)		213,488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.2%

COMMERCIAL PAPER 2.2%

District of Columbia
0.000% due 10/10/2019	$2,750	$2,750

Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2019
0.000% due 11/06/2019	1,500	1,499

Texas A&M Board of Regents
1.560% due 10/03/2019	1,000	1,000

		5,249

REPURCHASE AGREEMENTS (b) 0.2%
		378

SHORT-TERM NOTES 1.8%

Columbia, Missouri Water & Electric System Revenue Notes, Series 2019
5.000% due 10/01/2020 (a)	1,585	1,641

Texas State Revenue Notes, Series 2019
4.000% due 08/27/2020	2,500	2,560

		4,201

Total Short-Term Instruments (Cost $9,829)		9,828

Total Investments in Securities (Cost $219,889)		223,316

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%

PIMCO Short-Term Floating NAV Portfolio III	1,371,856	$13,572

Total Short-Term Instruments (Cost $13,569)		13,572

Total Investments in Affiliates (Cost $13,569)		13,572

Total Investments 100.5% (Cost $233,458)		$236,888

Other Assets and Liabilities, net (0.5)%		(1,220)

Net Assets 100.0%		$235,668

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.500%	09/30/2019	10/01/2019	$378	U.S. Treasury Notes 2.250% due 03/31/2021	$(388)	$378	$378

Total Repurchase Agreements						$(388)	$378	$378

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$378	$0	$0	$378	$(388)	$(10)

Total Borrowings and Other Financing Transactions	$378	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

70	PIMCO TAX-EFFICIENT STRATEGY FUNDS	See Accompanying Notes

September 30, 2019 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$6,460	$0	$6,460
Arizona	0	3,513	0	3,513
Colorado	0	4,793	0	4,793
Connecticut	0	13,693	0	13,693
District of Columbia	0	1,162	0	1,162
Florida	0	12,628	0	12,628
Georgia	0	10,121	0	10,121
Illinois	0	10,987	0	10,987
Indiana	0	1,505	0	1,505
Kentucky	0	2,386	0	2,386
Louisiana	0	1,524	0	1,524
Massachusetts	0	6,620	0	6,620
Michigan	0	5,043	0	5,043
Minnesota	0	1,316	0	1,316
Mississippi	0	2,078	0	2,078
Missouri	0	2,518	0	2,518
Montana	0	1,019	0	1,019
Nebraska	0	2,073	0	2,073
Nevada	0	3,748	0	3,748
New Jersey	0	6,175	0	6,175
New York	0	25,375	0	25,375
North Carolina	0	4,269	0	4,269

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Ohio	$0	$13,236	$0	$13,236
Pennsylvania	0	20,377	0	20,377
Tennessee	0	3,454	0	3,454
Texas	0	25,685	0	25,685
Utah	0	4,564	0	4,564
Virginia	0	3,017	0	3,017
Washington	0	10,986	0	10,986
West Virginia	0	2,320	0	2,320
Wisconsin	0	843	0	843
Short-Term Instruments
Commercial Paper	0	5,249	0	5,249
Repurchase Agreements	0	378	0	378
Short-Term Notes	0	4,201	0	4,201

	$0	$223,316	$0	$223,316

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,572	$0	$0	$13,572

Total Investments	$13,572	$223,316	$0	$236,888

There were no significant transfers into or out of Level 3 during the period ended September 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2019	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO California Municipal Bond Fund	Daily	Monthly

PIMCO California Short Duration Municipal Income Fund	Daily	Monthly

PIMCO High Yield Municipal Bond Fund	Daily	Monthly

PIMCO Municipal Bond Fund	Daily	Monthly

PIMCO National Intermediate Municipal Bond Fund	Daily	Monthly

PIMCO New York Municipal Bond Fund	Daily	Monthly

PIMCO Short Duration Municipal Income Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared

72	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2019 (Unaudited)

during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	73

Notes to Financial Statements (Cont.)

to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance,

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in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are

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Notes to Financial Statements (Cont.)

categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO California Intermediate Municipal Bond Fund	$6,623	$36,861	$(37,699)	$6	$(3)	$5,788	$61	$0

PIMCO California Municipal Bond Fund	1,987	22,422	(22,700)	2	0	1,711	22	0

PIMCO California Short Duration Municipal Income Fund	6,366	54,248	(56,000)	1	(2)	4,613	48	0

PIMCO High Yield Municipal Bond Fund	133,624	529,917	(529,298)	69	(36)	134,276	918	0

PIMCO Municipal Bond Fund	101,794	281,365	(345,100)	55	(42)	38,072	466	0

PIMCO National Intermediate Municipal Bond Fund	8,505	31,160	(34,400)	3	(1)	5,267	61	0

PIMCO New York Municipal Bond Fund	38,617	196,981	(195,600)	16	(7)	40,007	281	0

PIMCO Short Duration Municipal Income Fund	8,269	95,302	(90,000)	0	1	13,572	102	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2019, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing a uniform mortgage-backed security in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues

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Notes to Financial Statements (Cont.)

floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by the Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to the Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

A Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Fund on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013 regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. In particular, these rules preclude banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing

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programs. The Risk Retention Rules require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure, in which the Funds hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Funds as the TOB residual holders.

The Funds have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended September 30, 2019, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Municipal Bond Fund	$608	1.97%

PIMCO High Yield Municipal Bond Fund	67,500	2.05%

PIMCO Municipal Bond Fund	37,954	2.05%

PIMCO New York Municipal Bond Fund	13,125	2.03%

*	Annualized

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(b) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Asset Swap Agreements  convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

80	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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7. PRINCIPAL RISKS

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO California Intermediate Municipal Bond Fund	PIMCO California Municipal Bond Fund	PIMCO California Short Duration Municipal Income Fund	PIMCO High Yield Municipal Bond Fund	PIMCO Municipal Bond Fund	PIMCO National Intermediate Municipal Bond Fund	PIMCO New York Municipal Bond Fund	PIMCO Short Duration Municipal Income Fund

New/Small Fund	X	X	X	—	—	X	—	X

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	—	X	—

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Municipal Bond	X	X	X	X	X	X	X	X

California State-Specific	X	X	X	X	X	X	—	X

New York State-Specific	—	—	—	X	X	X	X	X

Municipal Project-Specific	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New/Small Fund Risk is the risk that a new or smaller Fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new Funds have limited operating histories for investors to evaluate and new and smaller Funds may not attract sufficient assets to achieve investment and trading efficiencies.

Interest Rate Risk is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	81

Notes to Financial Statements (Cont.)

Derivatives Risk is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with a Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Issuer Non-Diversification Risk is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund. There is no guarantee that the investment objective of a Fund will be achieved.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of Municipal Bonds to pay interest or repay principal.

California State-Specific Risk is the risk that by concentrating its investments in California Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk is the risk that by concentrating its investments in New York Municipal Bonds, a Fund may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Short Exposure Risk is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total

82	PIMCO TAX-EFFICIENT STRATEGY FUNDS

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net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	83

Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Class A	Class C
PIMCO California Intermediate Municipal Bond Fund	0.225%	0.22%	0.32%	N/A		0.30%	0.30%
PIMCO California Municipal Bond Fund	0.21%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO California Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	N/A		0.30%	N/A
PIMCO High Yield Municipal Bond Fund	0.30%	0.25%	0.35%	0.45%	(1)*	0.30%	0.30%
PIMCO Municipal Bond Fund	0.20%	0.24%	0.34%	0.44%	(1)*	0.30%	0.30%
PIMCO National Intermediate Municipal Bond Fund	0.22%	0.23%	0.33%	N/A		0.33%	0.33%
PIMCO New York Municipal Bond Fund	0.225%	0.22%	0.32%	0.42%	(1)*	0.30%	0.30%
PIMCO Short Duration Municipal Income Fund	0.18%	0.15%	0.25%	0.35%	(1)*	0.30%	0.30%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2020, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Short Duration Municipal Income Fund	0.30%	0.25%

PIMCO Municipal Bond Fund and PIMCO National Intermediate Municipal Bond Fund	0.50%	0.25%

All other Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund. For the period ended September 30, 2019, the Distributor retained $2,243,515 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

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September 30, 2019 (Unaudited)

Under certain conditions, PIMCO may be reimbursed for amounts waived pursuant to the Expense Limitation Agreement in future periods, not to exceed thirty-six months after the waiver. At September 30, 2019, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO High Yield Municipal Bond Fund, PIMCO Municipal Bond Fund, PIMCO New York Municipal Bond Fund and PIMCO Short Duration Municipal Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2019, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO California Municipal Bond Fund	$594	$592

PIMCO High Yield Municipal Bond Fund	6,740	6,759

PIMCO Municipal Bond Fund	3,243	0

PIMCO National Intermediate Municipal Bond Fund	1,292	0

PIMCO New York Municipal Bond Fund	6,165	6,148

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Intermediate Municipal Bond Fund	$0	$0	$33,658	$18,272

PIMCO California Municipal Bond Fund	0	0	21,951	6,715

PIMCO California Short Duration Municipal Income Fund	0	0	46,723	30,115

PIMCO High Yield Municipal Bond Fund	0	0	680,584	442,943

PIMCO Municipal Bond Fund	0	0	390,438	230,437

PIMCO National Intermediate Municipal Bond Fund	0	0	25,300	10,578

PIMCO New York Municipal Bond Fund	0	0	261,603	98,274

PIMCO Short Duration Municipal Income Fund	0	0	61,776	43,413

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	85

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Intermediate Municipal Bond Fund				PIMCO California Municipal Bond Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	808	$8,100	4,681	$44,759	208	$2,311	412	$4,388

I-2	85	845	614	5,906	241	2,675	136	1,445

Class A	1,947	19,363	2,045	19,680	1,503	16,735	1,595	16,989

Class C	80	799	180	1,744	70	781	40	433
Issued as reinvestment of distributions

Institutional Class	46	459	93	900	9	100	15	156

I-2	19	191	48	458	3	35	2	24

Class A	52	520	106	1,020	27	303	38	405

Class C	5	50	13	123	1	17	3	36
Cost of shares redeemed

Institutional Class	(255)	(2,533)	(2,607)	(25,045)	(116)	(1,285)	(263)	(2,794)

I-2	(60)	(594)	(2,114)	(20,349)	(57)	(626)	(40)	(424)

Class A	(1,038)	(10,308)	(2,177)	(21,009)	(276)	(3,106)	(458)	(4,846)

Class C	(251)	(2,510)	(264)	(2,549)	(42)	(471)	(23)	(249)

Net increase (decrease) resulting from Fund share transactions	1,438	$14,382	618	$5,638	1,571	$17,469	1,457	$15,563

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PIMCO California Short Duration Municipal Income Fund				PIMCO High Yield Municipal Bond Fund				PIMCO Municipal Bond Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

3,108	$30,797	7,796	$76,491	18,555	$172,989	37,029	$333,944	5,575	$55,937	15,900	$154,159

97	954	688	6,755	8,088	75,239	14,771	132,990	5,176	51,909	12,375	119,925

742	7,374	744	7,308	25,188	234,964	34,108	307,252	11,006	110,435	16,218	157,095

0	0	0	0	1,659	15,494	3,039	27,350	880	8,850	1,157	11,226

79	789	154	1,509	1,046	9,790	2,135	19,218	435	4,371	790	7,685

12	118	21	204	282	2,644	452	4,071	223	2,244	389	3,787

15	147	33	326	1,115	10,442	1,954	17,585	510	5,127	962	9,354

0	0	0	0	111	1,035	243	2,188	69	697	198	1,927

(1,424)	(14,104)	(8,175)	(80,287)	(14,345)	(133,832)	(24,651)	(220,554)	(4,859)	(48,771)	(9,287)	(89,998)

(122)	(1,206)	(508)	(4,987)	(1,562)	(14,655)	(10,667)	(95,555)	(1,815)	(18,214)	(6,696)	(64,745)

(694)	(6,875)	(1,401)	(13,762)	(8,566)	(79,976)	(19,462)	(174,113)	(3,055)	(30,603)	(11,909)	(115,346)

0	0	0	0	(1,359)	(12,684)	(2,487)	(22,374)	(2,102)	(21,053)	(2,723)	(26,448)

1,813	$17,994	(648)	$(6,443)	30,212	$281,450	36,464	$332,002	12,043	$120,929	17,374	$168,621

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	87

Notes to Financial Statements (Cont.)

	PIMCO National Intermediate Municipal Bond Fund				PIMCO New York Municipal Bond Fund

	Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019		Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,159	$12,445	2,520	$26,261	2,119	$24,183	5,051	$55,877

I-2	424	4,556	586	6,103	1,048	11,887	1,276	14,111

Class A	635	6,837	986	10,237	13,499	154,348	9,042	100,263

Class C	46	492	34	365	796	9,116	583	6,455
Issued as reinvestment of distributions

Institutional Class	58	620	80	835	117	1,337	214	2,374

I-2	24	259	46	481	28	318	44	490

Class A	32	347	63	654	270	3,097	418	4,635

Class C	2	23	6	62	15	171	32	358
Cost of shares redeemed

Institutional Class	(411)	(4,400)	(469)	(4,881)	(624)	(7,156)	(2,423)	(26,686)

I-2	(205)	(2,212)	(705)	(7,315)	(290)	(3,302)	(907)	(10,015)

Class A	(307)	(3,292)	(464)	(4,816)	(1,904)	(21,704)	(4,070)	(44,936)

Class C	(122)	(1,314)	(106)	(1,107)	(297)	(3,399)	(410)	(4,529)

Net increase (decrease) resulting from Fund share transactions	1,335	$14,361	2,577	$26,879	14,777	$168,896	8,850	$98,397

88	PIMCO TAX-EFFICIENT STRATEGY FUNDS

September 30, 2019 (Unaudited)

PIMCO Short Duration Municipal Income Fund

Six Months Ended 09/30/2019 (Unaudited)		Year Ended 03/31/2019

Shares	Amount	Shares	Amount

2,005	$16,955	6,835	$57,031

1,459	12,325	2,470	20,612

3,159	26,734	7,009	58,548

144	1,223	273	2,285

107	903	190	1,588

30	258	44	368

86	728	158	1,317

4	35	9	72

(1,451)	(12,253)	(4,220)	(35,224)

(843)	(7,144)	(2,121)	(17,698)

(2,289)	(19,380)	(6,168)	(51,521)

(180)	(1,526)	(423)	(3,535)

2,231	$18,858	4,056	$33,843

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, for the period ended September 30, 2019. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Intermediate Municipal Bond Fund	1	0	26%	0%

PIMCO California Municipal Bond Fund	1	0	20%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2019, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	89

Notes to Financial Statements (Cont.)

September 30, 2019 (Unaudited)

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2019, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Intermediate Municipal Bond Fund	$2,243	$0

PIMCO California Municipal Bond Fund	255	20

PIMCO California Short Duration Municipal Income Fund	4,614	176

PIMCO High Yield Municipal Bond Fund	0	0

PIMCO Municipal Bond Fund	13,443	1,463

PIMCO National Intermediate Municipal Bond Fund	1,091	307

PIMCO New York Municipal Bond Fund	0	0

PIMCO Short Duration Municipal Income Fund	7,424	1,379

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Intermediate Municipal Bond Fund	$164,231	$10,022	$(55)	$9,967

PIMCO California Municipal Bond Fund	49,594	2,497	(13)	2,484

PIMCO California Short Duration Municipal Income Fund	144,451	1,457	(105)	1,352

PIMCO High Yield Municipal Bond Fund	1,658,781	113,772	(15,843)	97,929

PIMCO Municipal Bond Fund	1,017,022	69,213	(2,518)	66,695

PIMCO National Intermediate Municipal Bond Fund	112,128	5,662	(5)	5,657

PIMCO New York Municipal Bond Fund	508,715	22,003	(77)	21,926

PIMCO Short Duration Municipal Income Fund	233,495	3,442	(49)	3,393

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

90	PIMCO TAX-EFFICIENT STRATEGY FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

BYL	Barclays Bank PLC London Branch	FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

USD (or $)	United States Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

CR	Custodial Receipts	Q-SBLF	Qualified School Bond Loan Fund	US0003M	3 Month USD Swap Rate

MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	US0001M	1 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:

AGC	Assured Guaranty Corp.	BHAC	Berkshire Hathaway Assurance Corporation	NPFGC	National Public Finance Guarantee Corp.

AGM	Assured Guaranty Municipal	CM	California Mortgage Insurance	PSF	Public School Fund

BAM	Build America Mutual Assurance	FGIC	Financial Guaranty Insurance Co.

Other Abbreviations:

BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	91

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement and Amended and Restated Sub-Advisory Agreement

At a meeting held on August 20-21, 2019, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series, (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2020. The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2020. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); and (ii) Amended and Restated Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates, each for an additional one-year term through August 31, 2020.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO and, where relevant, Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates, on matters related to the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 20-21, 2019 meeting. The Independent Trustees also met in-person and telephonically with counsel to the Trust and the Independent Trustees, including an in-person meeting on July 17, 2019, and conducted a telephonic meeting with management and counsel to the Trust and the Independent Trustees, to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. In connection with its review of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

92	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to provide the array of services required of a mutual fund sponsor to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to upgrading the global network and infrastructure to support trading and risk management systems; enhancing and continuing to expand capabilities within the pre-trade compliance platform; enhancing flexible client reporting capabilities to support increased differentiation within local markets; developing new application and database frameworks to support new trading strategies; making portfolio data, performance and portfolio analysis available on the cloud to improve system performance for internal users and develop a new self-service client portal; enhancing the enterprise risk management function, including PIMCO’s Global Risk Committee, cybersecurity program and global business continuity functions; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; expanding the Fund Treasurer’s Office; enhancing a proprietary application to provide portfolio managers with more timely and high quality income reporting; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; completing work on structured data filings for Form N-PORT and Form N-CEN to ensure operational readiness and successfully meet applicable filing dates; implementing a contingent NAV process; continuing to advocate in the public policy arena; and continuing to expand the pricing portal and the proprietary performance reconciliation tool. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, PIMCO RAE Low Volatility PLUS EMG Fund, PIMCO RAE Low Volatility PLUS Fund, PIMCO RAE Low Volatility PLUS International Fund and PIMCO RAE Worldwide Long/Short PLUS Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates under the Asset Allocation Agreement and Sub-Advisory Agreement are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	93

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 and other performance data, as available, over short- and long-term periods ended June 30, 2019 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2019 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 20-21, 2019 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Lipper categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted that a majority of the Funds (based on Institutional Class performance) outperformed their respective benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board also noted that, as of June 30, 2019, 93%, 87% and 96% of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) outperformed their relative benchmark indexes on a net-of-fees basis over the three-, five- and ten-year periods, respectively. The Board reviewed information that showed that a majority of the Funds (based on Institutional Class performance) outperformed their respective Lipper medians on a net-of-fees basis over the three-, five- and ten-year periods ended March 31, 2019. The Board considered that, according to the Lipper Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Lipper Report that compared the average and median

94	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO Long-Term Real Return Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Lipper Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

expenses to other funds in the “Peer Groups” provided by the Lipper Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO and Research Affiliates, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the total expenses of each Fund and the PIMCO Long-Term Real Return Fund, after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting

96	PIMCO TAX-EFFICIENT STRATEGY FUNDS

(Unaudited)

that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO and Research Affiliates supported the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements, and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement and the Sub-Advisory Agreement, and that the renewal of the Agreements, the Asset Allocation Agreement and the Sub-Advisory Agreement was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2019	97

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4009SAR_093019

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Total Return Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 136.8%
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.5%
Altice France S.A.
6.028% (LIBOR03M + 4.000%) due 08/14/2026 ~		$11,811	$11,793
American Honda Finance Corp.
2.950% (LIBOR03M + 0.850%) due 03/29/2021 «~		31,800	31,779
Dubai World (2.500% Cash and 1.750% PIK)
4.250% (LIBOR03M + 2.000%) due 09/30/2022 ~(d)		11,451	10,736
GHH Holdings Ltd.
2.613% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	50,000	61,554
HCA, Inc.
4.044% (LIBOR03M + 2.000%) due 03/13/2025 ~		$2,922	2,936
Hotel (PL Property) Ltd.
2.667% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	36,000	44,319
KRE Broadway Owner LLC
3.749% (LIBOR03M + 1.700%) due 08/10/2023 «~		$100,000	100,135
Marriott Ownership Resorts, Inc.
4.294% (LIBOR03M + 2.250%) due 08/29/2025 ~		2,779	2,798
MGM Growth Properties Operating Partnership LP
4.044% (LIBOR03M + 2.000%) due 03/21/2025 ~		23,643	23,727
NCI Building Systems, Inc.
5.789% (LIBOR03M + 3.750%) due 04/12/2025 ~		3,456	3,389
PG&E Corp.
1.125% due 12/31/2020 µ		8,075	8,126
4.320% (LIBOR03M + 2.250%) due 12/31/2020 µ ~		24,225	24,378
PKY- San Felipe Plaza LP
TBD% - 4.075% (LIBOR03M + 2.050%) due 12/09/2021 «µ~(l)		122,000	122,348
Post Holdings, Inc.
4.040% (LIBOR03M + 2.000%) due 05/24/2024 ~		2,559	2,570
Project Bull
4.050% (LIBOR03M + 2.000%) due 03/10/2020 «~		100,210	100,365
Qatar National Bank SAQ
3.036% (LIBOR03M + 0.900%) due 12/22/2020 «~		68,100	68,049
State Of Qatar
2.983% - 2.996% (LIBOR03M + 0.800%) due 12/21/2020 «~		73,000	72,817
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		19,200	19,417
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	184,349	200,328
Toyota Motor Credit Corp.
2.680% (LIBOR03M + 0.580%) due 11/08/2019 «~		$23,800	23,785
3.160% (LIBOR03M + 0.830%) due 03/29/2021 «~		59,800	59,809
Verifone Systems, Inc.
6.136% (LIBOR03M + 4.000%) due 08/20/2025 ~		9,330	8,945

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Wyndham Hotels & Resorts, Inc.
3.794% (LIBOR03M + 1.750%) due 05/30/2025 ~	$1,485	$1,494

Total Loan Participations and Assignments (Cost $1,026,557)		1,005,597

CORPORATE BONDS & NOTES 38.8%
BANKING & FINANCE 25.8%
ABN AMRO Bank NV
2.450% due 06/04/2020	2,100	2,103
2.702% (US0003M + 0.570%) due 08/27/2021 ~	5,400	5,419
AerCap Ireland Capital DAC
2.875% due 08/14/2024	29,000	29,015
3.500% due 01/15/2025	13,250	13,532
3.950% due 02/01/2022	200	207
4.125% due 07/03/2023	4,000	4,198
4.250% due 07/01/2020	18,500	18,757
4.450% due 10/01/2025	23,000	24,557
4.450% due 04/03/2026	3,900	4,171
4.500% due 05/15/2021	3,700	3,821
4.625% due 10/30/2020	16,418	16,809
4.625% due 07/01/2022	1,115	1,178
4.875% due 01/16/2024	36,100	39,009
5.000% due 10/01/2021	400	421
AIA Group Ltd.
2.676% (US0003M + 0.520%) due 09/20/2021 ~	9,800	9,800
AIB Group PLC
4.750% due 10/12/2023	1,100	1,164
AIG Global Funding
2.300% due 07/01/2022	10,800	10,832
3.350% due 06/25/2021	13,000	13,251
Air Lease Corp.
2.500% due 03/01/2021	13,350	13,393
3.500% due 01/15/2022	3,900	4,001
3.750% due 02/01/2022	5,164	5,310
4.250% due 02/01/2024	28,400	30,107
Aircastle Ltd.
5.500% due 02/15/2022	2,500	2,661
Alexandria Real Estate Equities, Inc.
3.900% due 06/15/2023	26,300	27,789
3.950% due 01/15/2028	600	648
4.000% due 01/15/2024	1,500	1,602
Allstate Corp.
2.534% (US0003M + 0.430%) due 03/29/2021 ~	5,200	5,207
Ally Financial, Inc.
4.125% due 03/30/2020	2,900	2,925
8.000% due 03/15/2020	22,806	23,346
Ambac LSNI LLC
7.104% due 02/12/2023 •	35,671	36,116
American Campus Communities Operating Partnership LP
3.300% due 07/15/2026	1,600	1,643
American Express Co.
2.500% due 07/30/2024	27,200	27,440
2.649% (US0003M + 0.525%) due 05/17/2021 ~	5,900	5,917
2.756% (US0003M + 0.620%) due 05/20/2022 ~	52,000	52,184
2.887% (US0003M + 0.600%) due 11/05/2021 ~	65,550	65,952
3.375% due 05/17/2021	65,590	66,920
3.400% due 02/27/2023	67,600	70,242
3.700% due 11/05/2021	55,000	56,803
3.700% due 08/03/2023	11,700	12,336
American Homes 4 Rent LP
4.250% due 02/15/2028	6,678	7,211
4.900% due 02/15/2029	59,950	68,160
American International Group, Inc.
3.750% due 07/10/2025	15,500	16,383
4.875% due 06/01/2022	15	16
5.750% due 04/01/2048 •	3,500	3,748
6.400% due 12/15/2020	1,900	1,998
American Tower Corp.
2.250% due 01/15/2022	1,600	1,602
2.750% due 01/15/2027 (c)	23,000	22,963
2.800% due 06/01/2020	1,704	1,711
3.000% due 06/15/2023	2,353	2,409
3.300% due 02/15/2021	3,145	3,191
3.375% due 05/15/2024	7,400	7,704
5.900% due 11/01/2021	4,912	5,280
Aozora Bank Ltd.
2.750% due 03/09/2020	3,000	3,001
Australia & New Zealand Banking Group Ltd.
2.584% (US0003M + 0.460%) due 05/17/2021 ~	35,900	36,061
3.300% due 05/17/2021	101,500	103,616

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Aviation Capital Group LLC
2.875% due 01/20/2022		$8,000	$8,035
3.082% (US0003M + 0.950%) due 06/01/2021 ~		17,500	17,567
3.875% due 05/01/2023		78,500	81,236
4.125% due 08/01/2025		25,400	26,522
4.375% due 01/30/2024		2,200	2,318
7.125% due 10/15/2020		3,700	3,872
Avolon Holdings Funding Ltd.
3.950% due 07/01/2024		36,300	37,278
5.125% due 10/01/2023		1,300	1,382
5.500% due 01/15/2023		9,031	9,659
AXA Equitable Holdings, Inc.
3.900% due 04/20/2023		4,950	5,179
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(j)(k)	EUR	21,600	24,015
8.875% due 04/14/2021 •(j)(k)		6,400	7,728
Banco do Brasil S.A.
6.000% due 01/22/2020		$4,700	4,756
Banco Santander S.A.
3.238% (US0003M + 1.090%) due 02/23/2023 ~		10,000	10,009
3.848% due 04/12/2023		2,200	2,294
Bank of America Corp.
2.151% due 11/09/2020		7,900	7,901
2.625% due 04/19/2021		8,600	8,682
2.749% (US0003M + 0.650%) due 10/01/2021 ~		24,550	24,629
2.881% due 04/24/2023 •		20,400	20,717
2.917% (US0003M + 0.790%) due 03/05/2024 ~		144,600	144,917
3.004% due 12/20/2023 •		3,426	3,501
3.124% due 01/20/2023 •		500	510
3.283% (US0003M + 1.000%) due 04/24/2023 ~		69,800	70,382
3.300% due 01/11/2023		11,165	11,550
3.419% due 12/20/2028 •		67,957	70,966
3.499% due 05/17/2022 •		17,280	17,626
3.550% due 03/05/2024 •		163,000	169,601
3.723% (US0003M + 1.420%) due 04/19/2021 ~		11,920	12,130
3.864% due 07/23/2024 •		68,090	71,750
4.000% due 04/01/2024		1,041	1,118
4.100% due 07/24/2023		28,890	30,867
4.125% due 01/22/2024		15,699	16,923
Bank of Ireland
7.375% due 06/18/2020 •(j)(k)	EUR	22,947	26,038
Bank of New York Mellon Corp.
2.600% due 08/17/2020		$15,400	15,475
Bank of Nova Scotia
1.875% due 04/26/2021		4,100	4,100
2.375% due 01/18/2023		17,500	17,661
Banque Federative du Credit Mutuel S.A.
3.238% (US0003M + 0.960%) due 07/20/2023 ~		9,700	9,793
3.750% due 07/20/2023		25,800	27,170
Barclays Bank PLC
5.125% due 01/08/2020		3,500	3,526
7.625% due 11/21/2022 (k)		130,220	143,661
10.000% due 05/21/2021	GBP	3,100	4,311
10.179% due 06/12/2021		$224,752	251,415
Barclays PLC
3.200% due 08/10/2021		42,400	42,816
3.588% (US0003M + 1.430%) due 02/15/2023 ~		72,100	72,112
3.684% due 01/10/2023		50,100	50,975
3.963% (US0003M + 1.625%) due 01/10/2023 ~		48,400	48,613
4.291% (US0003M + 2.110%) due 08/10/2021 ~		62,700	63,976
4.338% due 05/16/2024 •		1,400	1,463
4.610% due 02/15/2023 •		103,800	107,884
7.750% due 09/15/2023 •(j)(k)		20,600	21,453
7.875% due 09/15/2022 •(j)(k)	GBP	5,100	6,683

See Accompanying Notes	1

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
8.000% due 12/15/2020 •(j)(k)	EUR	33,107	$38,657
BBVA Bancomer S.A.
6.500% due 03/10/2021		$28,705	29,997
7.250% due 04/22/2020		1,415	1,450
BBVA USA
2.500% due 08/27/2024		28,800	28,570
2.868% (US0003M + 0.730%) due 06/11/2021 ~		72,350	72,364
3.500% due 06/11/2021		109,800	111,643
BGC Partners, Inc.
5.125% due 05/27/2021		10,700	11,053
5.375% due 07/24/2023		29,000	30,999
BNP Paribas S.A.
3.500% due 03/01/2023		2,000	2,066
4.705% due 01/10/2025 •		138,200	149,484
5.198% due 01/10/2030 •(m)		59,600	69,821
BOC Aviation Ltd.
3.500% due 01/31/2023		2,100	2,147
3.500% due 10/10/2024		9,100	9,348
Boston Properties LP
2.900% due 03/15/2030		2,150	2,142
3.200% due 01/15/2025		2,100	2,180
3.400% due 06/21/2029		54,500	57,092
3.650% due 02/01/2026		12,100	12,817
4.500% due 12/01/2028		8,600	9,793
BPCE S.A.
4.000% due 09/12/2023		74,900	79,046
4.000% due 04/15/2024		2,000	2,158
Brixmor Operating Partnership LP
3.250% due 09/15/2023		5,900	6,043
3.900% due 03/15/2027		3,090	3,243
4.125% due 06/15/2026		8,500	9,023
4.125% due 05/15/2029		11,200	11,975
Brookfield Finance, Inc.
4.000% due 04/01/2024		1,600	1,704
Capital One Financial Corp.
2.400% due 10/30/2020		9,500	9,529
2.716% (US0003M + 0.450%) due 10/30/2020 ~		67,200	67,316
3.450% due 04/30/2021		39,800	40,530
4.250% due 04/30/2025		50,980	55,218
Carlyle Finance LLC
5.650% due 09/15/2048		2,460	2,910
Caterpillar Financial Services Corp.
3.750% due 11/24/2023		1,900	2,027
CBL & Associates LP
5.950% due 12/15/2026		8,750	6,191
CC Holdings GS LLC
3.849% due 04/15/2023		2,700	2,838
Charles Schwab Corp.
2.650% due 01/25/2023		12,400	12,637
Citibank N.A.
2.736% (US0003M + 0.600%) due 05/20/2022 ~		45,500	45,589
2.844% due 05/20/2022 •		34,200	34,558
3.050% due 05/01/2020		160,900	161,731
3.400% due 07/23/2021		35,000	35,859
3.650% due 01/23/2024		8,000	8,480
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		13,351	13,505
Citigroup, Inc.
2.350% due 08/02/2021		28,900	29,041
2.650% due 10/26/2020		29,099	29,282
2.700% due 03/30/2021		65,300	65,952
2.750% due 04/25/2022		68,600	69,647
2.876% due 07/24/2023 •		2,213	2,244
2.900% due 12/08/2021		10,300	10,459
3.142% due 01/24/2023 •		1,300	1,325
3.161% (US0003M + 1.023%) due 06/01/2024 ~		59,200	59,631
3.200% due 10/21/2026		2,800	2,893
3.233% (US0003M + 0.950%) due 07/24/2023 ~		9,100	9,139
3.236% (US0003M + 0.960%) due 04/25/2022 ~		71,800	72,583
3.349% (US0003M + 1.250%) due 07/01/2026 ~		7,050	7,160
3.484% (US0003M + 1.380%) due 03/30/2021 ~		64,200	65,177

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.568% (US0003M + 1.430%) due 09/01/2023 ~		$10,626	$10,814
3.887% due 01/10/2028 •		13,000	13,922
4.044% due 06/01/2024 •		3,855	4,074
CNH Industrial Capital LLC
3.875% due 10/15/2021		200	206
Cooperatieve Rabobank UA
2.625% due 07/22/2024		29,800	30,190
3.125% due 04/26/2021		4,000	4,070
3.875% due 09/26/2023		28,950	30,697
4.375% due 08/04/2025		23,800	25,712
5.500% due 06/29/2020 •(j)(k)	EUR	60,703	68,267
6.625% due 06/29/2021 •(j)(k)		48,200	57,379
6.875% due 03/19/2020 (k)		12,500	14,060
Corporate Office Properties LP
5.000% due 07/01/2025		$28,500	30,802
Credit Suisse AG
6.500% due 08/08/2023 (k)		14,700	16,406
Credit Suisse Group AG
2.593% due 09/11/2025 •		33,400	33,109
2.997% due 12/14/2023 •		1,200	1,212
3.574% due 01/09/2023		3,400	3,478
4.207% due 06/12/2024 •		6,500	6,850
7.500% due 12/11/2023 •(j)(k)		10,000	11,076
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		3,900	3,911
3.125% due 12/10/2020		25,300	25,544
3.450% due 04/16/2021		36,000	36,602
3.750% due 03/26/2025		56,400	59,307
3.800% due 09/15/2022		134,129	139,405
3.800% due 06/09/2023		94,700	98,951
4.550% due 04/17/2026		1,900	2,094
4.590% (US0003M + 2.290%) due 04/16/2021 ~		154,250	158,387
Crown Castle International Corp.
2.250% due 09/01/2021		4,075	4,079
3.150% due 07/15/2023		1,400	1,439
3.400% due 02/15/2021		5,220	5,293
5.250% due 01/15/2023		21,541	23,518
CubeSmart LP
4.800% due 07/15/2022		2,200	2,328
Daiwa Securities Group, Inc.
3.129% due 04/19/2022		40,300	40,958
Danske Bank A/S
5.000% due 01/12/2022		36,900	38,809
5.375% due 01/12/2024		2,611	2,870
DBS Bank Ltd.
3.300% due 11/27/2021		39,700	40,661
Deutsche Bank AG
0.059% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	2,200	2,383
0.213% (EUR003M + 0.650%) due 09/10/2021 ~		5,400	5,802
3.093% (US0003M + 0.815%) due 01/22/2021 ~		$103,600	102,693
3.273% (US0003M + 0.970%) due 07/13/2020 ~		95,700	95,486
3.300% due 11/16/2022		5,900	5,869
3.358% (US0003M + 1.190%) due 11/16/2022 ~		84,300	81,883
3.375% due 05/12/2021		30,100	30,022
3.577% (US0003M + 1.290%) due 02/04/2021 ~		39,300	39,031
3.950% due 02/27/2023		87,400	88,721
4.250% due 02/04/2021		76,000	76,764
4.250% due 10/14/2021		253,700	257,437
5.000% due 02/14/2022		36,800	38,119
Dexia Credit Local S.A.
2.375% due 09/20/2022		57,300	58,085
Digital Realty Trust LP
3.600% due 07/01/2029		16,520	17,215
3.950% due 07/01/2022		28,100	29,346
4.450% due 07/15/2028		54,090	59,859
4.750% due 10/01/2025		8,500	9,358
Discover Bank
2.450% due 09/12/2024		19,200	19,161
Duke Realty LP
3.875% due 02/15/2021		200	204
Emerald Bay S.A.
0.000% due 10/08/2020 (h)	EUR	17,397	18,654
Encina Business Credit LLC
5.303% due 12/05/2025 «		$9,630	9,630
EPR Properties
3.750% due 08/15/2029		13,100	13,119
4.950% due 04/15/2028		16,780	18,298
Equinix, Inc.
2.875% due 03/15/2024	EUR	17,900	20,285
ERP Operating LP
2.500% due 02/15/2030		$46,300	45,674
2.850% due 11/01/2026		10,800	11,094

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Essex Portfolio LP
3.250% due 05/01/2023		$1,600	$1,646
3.375% due 04/15/2026		1,180	1,234
3.500% due 04/01/2025		6,100	6,383
European Bank for Reconstruction & Development
1.625% due 09/27/2024		12,900	12,889
European Investment Bank
2.875% due 06/13/2025		4,540	4,843
Fairfax Financial Holdings Ltd.
4.850% due 04/17/2028		7,600	8,230
FCE Bank PLC
0.088% due 08/26/2020 •	EUR	1,900	2,066
0.869% due 09/13/2021		3,700	4,034
1.875% due 06/24/2021		4,800	5,349
Federal Realty Investment Trust
3.250% due 07/15/2027		$1,200	1,251
Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •	EUR	6,300	6,746
0.000% due 12/07/2022 •		16,800	17,678
0.030% due 05/14/2021 •		9,400	10,171
2.343% due 11/02/2020		$14,445	14,362
2.459% due 03/27/2020		3,200	3,197
2.597% due 11/04/2019		5,500	5,500
2.696% (US0003M + 0.430%) due 11/02/2020 ~		1,100	1,091
3.021% due 03/06/2024	EUR	11,000	12,617
3.065% (US0003M + 0.930%) due 09/24/2020 ~		$27,490	27,494
3.096% due 05/04/2023		15,800	15,519
3.157% due 08/04/2020		26,715	26,785
3.200% due 01/15/2021		45,537	45,609
3.220% (US0003M + 0.880%) due 10/12/2021 ~		1,932	1,900
3.336% due 03/18/2021		46,600	46,830
3.350% due 11/01/2022		16,800	16,830
3.367% (US0003M + 1.080%) due 08/03/2022 ~		700	685
3.374% (US0003M + 1.270%) due 03/28/2022 ~		14,057	13,869
3.393% (US0003M + 1.235%) due 02/15/2023 ~		21,000	20,375
3.470% due 04/05/2021		900	905
3.550% due 10/07/2022		78,200	78,258
4.853% (US0003M + 2.550%) due 01/07/2021 ~		35,580	36,131
5.443% (US0003M + 3.140%) due 01/07/2022 ~		24,200	24,881
5.584% due 03/18/2024		59,700	63,538
5.596% due 01/07/2022		129,300	135,894
8.125% due 01/15/2020		2,600	2,643
GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,400	5,512
GE Capital European Funding Unlimited Co.
0.000% due 05/17/2021 •	EUR	300	325
0.010% (EUR003M + 0.380%) due 01/21/2020 ~		2,800	3,049
0.800% due 01/21/2022		21,300	23,414
2.250% due 07/20/2020		4,400	4,875
2.625% due 03/15/2023		3,400	3,951
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020		$28,100	28,039
3.373% due 11/15/2025		1,541	1,574
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	800	1,061
5.125% due 05/24/2023		2,445	3,328
General Motors Financial Co., Inc.
0.147% due 03/26/2022 •	EUR	42,000	45,490
2.450% due 11/06/2020		$202,800	202,733
2.779% (US0003M + 0.540%) due 11/06/2020 ~		202,800	202,256
3.150% due 01/15/2020		14,100	14,122
3.200% due 07/13/2020		55,121	55,432
3.233% (US0003M + 0.930%) due 04/13/2020 ~		39,300	39,400
3.550% due 07/08/2022		81,500	83,281
4.200% due 03/01/2021		11,902	12,162
4.200% due 11/06/2021		24,800	25,592
5.100% due 01/17/2024		33,080	35,591

2	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Glitnir Banki HF
0.000% due 12/31/2030 «	EUR	27	$1
GLP Capital LP
3.350% due 09/01/2024		$4,800	4,851
4.000% due 01/15/2030		18,400	18,583
5.250% due 06/01/2025		2,390	2,639
5.300% due 01/15/2029		2,500	2,765
Goldman Sachs Group, Inc.
2.750% due 09/15/2020		25,999	26,143
2.830% (US0003M + 0.730%) due 12/27/2020 ~		5,000	5,005
2.876% due 10/31/2022 •		73,700	74,571
2.898% (US0003M + 0.750%) due 02/23/2023 ~		83,600	83,581
3.036% (US0003M + 0.780%) due 10/31/2022 ~		31,900	32,002
3.200% due 02/23/2023		36,600	37,614
3.283% (US0003M + 1.000%) due 07/24/2023 ~		4,800	4,823
3.319% (US0003M + 1.200%) due 09/15/2020 ~		24,000	24,189
3.377% (US0003M + 1.110%) due 04/26/2022 ~		12,700	12,812
3.419% (US0003M + 1.160%) due 04/23/2020 ~		31,164	31,303
3.500% due 01/23/2025		1,300	1,357
3.750% due 05/22/2025		1,000	1,060
3.850% due 07/08/2024		16,113	17,083
3.902% (US0003M + 1.770%) due 02/25/2021 ~		99,000	100,945
4.000% due 03/03/2024		8,961	9,568
5.250% due 07/27/2021		1,100	1,159
6.000% due 06/15/2020		5,740	5,893
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		10,100	10,497
GSPA Monetization Trust
6.422% due 10/09/2029		15,907	18,600
Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		12,100	12,142
3.078% (US0003M + 0.940%) due 03/02/2021 ~		18,900	18,926
3.550% due 05/21/2021		32,500	33,007
HCP, Inc.
3.250% due 07/15/2026		1,090	1,122
4.000% due 12/01/2022		9,939	10,413
Healthcare Trust of America Holdings LP
3.100% due 02/15/2030		2,800	2,796
3.500% due 08/01/2026		8,200	8,460
Host Hotels & Resorts LP
3.375% due 12/15/2029		10,000	9,990
3.750% due 10/15/2023		40	42
HSBC Bank Canada
3.300% due 11/28/2021		95,700	98,432
HSBC Holdings PLC
2.650% due 01/05/2022		1,500	1,511
2.724% (US0003M + 0.600%) due 05/18/2021 ~		31,900	31,937
2.782% (US0003M + 0.650%) due 09/11/2021 ~		132,700	132,901
3.033% due 11/22/2023 •		5,900	5,990
3.262% due 03/13/2023 •		2,000	2,036
3.400% due 03/08/2021		32,700	33,210
3.789% (US0003M + 1.500%) due 01/05/2022 ~		51,900	52,890
4.342% (US0003M + 2.240%) due 03/08/2021 ~		49,699	50,959
4.750% due 07/04/2029 •(j)(k)	EUR	22,600	26,157
5.875% due 09/28/2026 •(j)(k)	GBP	24,600	32,031
Hudson Pacific Properties LP
3.250% due 01/15/2030 (c)		$12,700	12,573
ING Bank NV
2.625% due 12/05/2022		48,200	49,354
ING Groep NV
3.150% due 03/29/2022		2,300	2,353
3.254% (US0003M + 1.150%) due 03/29/2022 ~		12,100	12,258
4.100% due 10/02/2023		35,500	37,711
Intercontinental Exchange, Inc.
2.350% due 09/15/2022		2,600	2,623

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
International Lease Finance Corp.
5.875% due 08/15/2022		$1,000	$1,096
8.625% due 01/15/2022		5,700	6,472
Intesa Sanpaolo SpA
3.250% due 09/23/2024		48,900	48,829
Jackson National Life Global Funding
2.375% due 09/15/2022		44,700	44,967
2.603% (US0003M + 0.300%) due 10/15/2020 ~		9,300	9,312
3.300% due 06/11/2021		15,000	15,296
John Deere Capital Corp.
2.652% (US0003M + 0.550%) due 06/07/2023 ~		15,490	15,547
JPMorgan Chase & Co.
2.400% due 06/07/2021		14,000	14,084
2.550% due 10/29/2020		13,300	13,371
2.550% due 03/01/2021		7,400	7,450
2.755% (US0003M + 0.610%) due 06/18/2022 ~		87,480	87,776
2.776% due 04/25/2023 •		8,500	8,626
3.149% (US0003M + 0.890%) due 07/23/2024 ~		99,100	99,520
3.176% (US0003M + 0.900%) due 04/25/2023 ~		66,300	66,717
3.250% due 09/23/2022		5	5
3.513% (US0003M + 1.230%) due 10/24/2023 ~		1,100	1,118
3.514% due 06/18/2022 •		40,700	41,664
3.618% (US0003M + 1.480%) due 03/01/2021 ~		17,900	18,176
3.625% due 05/13/2024		1,700	1,803
3.797% due 07/23/2024 •		25,490	26,917
JPMorgan Chase Bank N.A.
2.607% (US0003M + 0.340%) due 04/26/2021 ~		174,500	174,612
3.086% due 04/26/2021 •		238,625	239,908
KEB Hana Bank
3.375% due 01/30/2022		18,400	18,791
Kilroy Realty LP
4.375% due 10/01/2025		2,900	3,124
Kimco Realty Corp.
2.700% due 03/01/2024		10,400	10,490
3.300% due 02/01/2025		9,200	9,496
Lazard Group LLC
4.375% due 03/11/2029		3,700	4,021
Liberty Property LP
4.750% due 10/01/2020		75	77
Lifestorage LP
3.500% due 07/01/2026		8,900	9,146
Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		23,500	25,930
Lloyds Bank PLC
2.250% due 08/14/2022		95,900	95,841
2.400% due 03/17/2020		1,500	1,503
6.500% due 09/14/2020		100	104
7.500% due 04/02/2032 þ		43,800	36,314
12.000% due 12/16/2024 •(j)		140,800	169,471
Lloyds Banking Group PLC
1.000% due 11/09/2023	EUR	23,500	26,234
2.408% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	9,990	6,601
2.858% due 03/17/2023 •		$67,900	68,143
2.907% due 11/07/2023 •		5,300	5,313
2.959% (US0003M + 0.800%) due 06/21/2021 ~		41,100	41,205
3.900% due 03/12/2024		10,900	11,415
4.000% due 03/07/2025	AUD	22,100	15,940
4.050% due 08/16/2023		$9,600	10,095
7.625% due 06/27/2023 •(j)(k)	GBP	50,000	67,053
Logicor Financing SARL
1.500% due 11/14/2022	EUR	5,900	6,655
2.250% due 05/13/2025		41,100	48,302
3.250% due 11/13/2028		10,900	13,464
Marsh & McLennan Cos., Inc.
3.500% due 03/10/2025		$4,000	4,232
MassMutual Global Funding
2.250% due 07/01/2022		32,800	32,910
Metropolitan Life Global Funding
2.400% due 06/17/2022		4,700	4,742
3.375% due 01/11/2022		12,800	13,173
3.450% due 12/18/2026		16,000	17,210
3.600% due 01/11/2024		13,000	13,754

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mid-America Apartments LP
3.950% due 03/15/2029		$13,900	$15,185
4.200% due 06/15/2028		1,300	1,435
Mitsubishi UFJ Financial Group, Inc.
2.527% due 09/13/2023		6,800	6,862
2.623% due 07/18/2022		38,000	38,321
2.801% due 07/18/2024		76,800	78,181
2.878% (US0003M + 0.740%) due 03/02/2023 ~		97,700	97,732
2.917% (US0003M + 0.650%) due 07/26/2021 ~		4,700	4,717
2.950% due 03/01/2021		1,093	1,104
3.407% due 03/07/2024		1,338	1,393
3.455% due 03/02/2023		109,100	112,993
3.535% due 07/26/2021		16,800	17,182
4.018% (US0003M + 1.880%) due 03/01/2021 ~		6,710	6,853
Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		2,600	2,590
2.652% due 09/19/2022		5,680	5,706
3.406% due 02/28/2022		4,800	4,898
Mizuho Bank Ltd.
2.400% due 03/26/2020		1,300	1,302
Mizuho Financial Group, Inc.
2.555% due 09/13/2025 •		40,700	40,621
2.917% (US0003M + 0.790%) due 03/05/2023 ~		111,100	111,506
3.549% due 03/05/2023		103,000	107,180
3.922% due 09/11/2024 •		70,600	74,303
Morgan Stanley
2.500% due 04/21/2021		21,200	21,342
2.625% due 11/17/2021		3,000	3,028
2.720% due 07/22/2025 •		45,890	46,451
2.731% (US0003M + 0.550%) due 02/10/2021 ~		149,400	149,543
3.125% due 07/27/2026		300	309
3.458% (US0003M + 1.180%) due 01/20/2022 ~		70,825	71,525
3.678% (US0003M + 1.400%) due 04/21/2021 ~		1,788	1,815
3.683% (US0003M + 1.400%) due 10/24/2023 ~		5,600	5,704
3.737% due 04/24/2024 •		90,780	94,852
3.750% due 02/25/2023		1,000	1,047
5.500% due 01/26/2020		100	101
MUFG Bank Ltd.
2.300% due 03/05/2020		2,500	2,502
National Australia Bank Ltd.
3.450% due 12/04/2023		19,000	20,160
3.625% due 06/20/2023		25,600	26,962
Nationwide Building Society
3.766% due 03/08/2024 •		140,400	144,259
3.960% due 07/18/2030 •		35,300	36,913
4.363% due 08/01/2024 •		19,720	20,723
Natwest Markets PLC
0.000% (EUR003M + 0.400%) due 03/02/2020 ~	EUR	10,600	11,564
0.625% due 03/02/2022		6,200	6,838
Navient Corp.
6.150% due 03/10/2021		$2,200	2,182
8.000% due 03/25/2020		1,000	1,022
New York Life Global Funding
2.900% due 01/17/2024		1,800	1,857
Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		2,500	2,471
2.150% due 07/13/2020		2,400	2,398
2.150% due 09/28/2020		600	599
2.600% due 09/28/2022		3,422	3,435
2.650% due 07/13/2022		6,400	6,436
2.794% (US0003M + 0.690%) due 09/28/2022 •		600	599
3.150% due 03/15/2021		5,200	5,251
3.193% (US0003M + 0.890%) due 01/13/2022 ~		9,805	9,851
3.450% due 03/15/2023		200	205
3.650% due 09/21/2021		3,302	3,379
Nordea Bank Abp
2.250% due 05/27/2021		5,400	5,412
2.500% due 09/17/2020		2,100	2,111
Nuveen Finance LLC
4.125% due 11/01/2024		5,475	5,921

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Old Republic International Corp.
3.875% due 08/26/2026		$2,850	$3,003
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		14,300	14,231
5.250% due 01/15/2026		33,200	36,416
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		88,600	88,773
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		1,400	1,433
4.125% due 02/01/2029		4,700	5,275
ORIX Corp.
2.650% due 04/13/2021		1,000	1,004
Oversea-Chinese Banking Corp. Ltd.
2.574% (US0003M + 0.450%) due 05/17/2021 ~		53,400	53,491
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		5,100	5,150
5.250% due 08/15/2022		54,466	57,538
Physicians Realty LP
3.950% due 01/15/2028		3,900	4,089
Pinnacol Assurance
8.625% due 06/25/2034 «(l)		15,000	16,128
Piper Jaffray Cos.
4.740% due 10/15/2021 «(c)(l)		8,900	8,925
5.200% due 10/15/2023 «(c)(l)		14,000	14,054
PNC Bank N.A.
2.232% due 07/22/2022 •		9,700	9,712
2.709% (US0003M + 0.450%) due 07/22/2022 ~		40,100	40,104
Protective Life Global Funding
3.104% due 04/15/2024		30,100	31,057
Public Storage
2.370% due 09/15/2022		14,900	15,051
QNB Finance Ltd.
3.631% (US0003M + 1.450%) due 08/11/2021 ~		26,200	26,271
Quicken Loans, Inc.
5.250% due 01/15/2028		14,600	15,122
Realty Income Corp.
3.250% due 10/15/2022		4,600	4,749
3.875% due 04/15/2025		2,800	3,010
Reckson Operating Partnership LP
7.750% due 03/15/2020		400	409
Regency Centers LP
2.950% due 09/15/2029		5,400	5,396
Regions Bank
3.374% due 08/13/2021 •		5,600	5,650
Reliance Standard Life Global Funding
2.625% due 07/22/2022		12,100	12,206
Royal Bank of Canada
1.875% due 02/05/2020		15	15
2.300% due 03/22/2021		62,900	63,238
3.350% due 10/22/2021		3,500	3,603
Royal Bank of Scotland Group PLC
2.000% due 03/08/2023 •	EUR	7,100	8,036
2.500% due 03/22/2023		26,500	30,952
3.498% due 05/15/2023 •		$8,500	8,618
3.628% (US0003M + 1.470%) due 05/15/2023 ~		900	901
3.656% (US0003M + 1.550%) due 06/25/2024 ~		42,300	42,411
3.875% due 09/12/2023		69,750	72,029
4.519% due 06/25/2024 •		37,900	39,882
4.892% due 05/18/2029 •		20,300	22,352
7.500% due 08/10/2020 •(j)(k)		29,300	29,996
7.648% due 09/30/2031 •(j)		14,690	20,346
8.625% due 08/15/2021 •(j)(k)		26,100	28,014
Santander Holdings USA, Inc.
3.400% due 01/18/2023		3,400	3,482
Santander UK Group Holdings PLC
2.875% due 10/16/2020		10,800	10,844
2.875% due 08/05/2021		70,339	70,665
3.125% due 01/08/2021		7,900	7,966
Santander UK PLC
2.125% due 11/03/2020		200	200
3.400% due 06/01/2021		43,600	44,368
3.750% due 11/15/2021		32,400	33,459
SBA Tower Trust
2.877% due 07/15/2046		14,900	14,970

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.156% due 10/10/2045		$2,400	$2,405
Scentre Group Trust
3.500% due 02/12/2025		1,000	1,038
Service Properties Trust
4.250% due 02/15/2021 (m)		55,600	56,367
4.350% due 10/01/2024		11,200	11,347
4.750% due 10/01/2026		31,200	31,388
4.950% due 10/01/2029		12,800	12,680
Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (k)		18,500	19,747
Simon Property Group LP
2.000% due 09/13/2024		35,200	34,865
2.450% due 09/13/2029		43,400	42,528
2.750% due 06/01/2023		8,100	8,281
3.375% due 12/01/2027		4,600	4,871
Skandinaviska Enskilda Banken AB
2.554% (US0003M + 0.430%) due 05/17/2021 ~		152,100	152,550
3.250% due 05/17/2021		126,500	128,697
SL Green Operating Partnership LP
3.148% (US0003M + 0.980%) due 08/16/2021 ~		2,100	2,100
SL Green Realty Corp.
4.500% due 12/01/2022		850	895
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		5,700	5,704
4.125% due 07/15/2023		1,300	1,367
Societe Generale S.A.
4.250% due 09/14/2023		70,250	74,590
Spirit Realty LP
3.400% due 01/15/2030		8,800	8,743
Springleaf Finance Corp.
6.125% due 05/15/2022		35,520	38,184
6.875% due 03/15/2025		41,090	45,379
8.250% due 12/15/2020		83,699	89,139
Stadshypotek AB
2.500% due 04/05/2022		1,200	1,219
Standard Chartered PLC
2.744% due 09/10/2022 •		78,300	78,413
3.334% (US0003M + 1.200%) due 09/10/2022 ~		74,000	74,417
3.785% due 05/21/2025 •		3,543	3,664
Sumitomo Mitsui Banking Corp.
2.450% due 01/16/2020		5,500	5,504
2.514% due 01/17/2020		4,100	4,104
2.692% (US0003M + 0.370%) due 10/16/2020 ~		9,000	9,021
Sumitomo Mitsui Financial Group, Inc.
2.448% due 09/27/2024		56,200	56,202
2.696% due 07/16/2024		52,300	52,930
2.934% due 03/09/2021		2,299	2,320
3.040% (US0003M + 0.740%) due 10/18/2022 ~		4,300	4,313
3.443% (US0003M + 1.140%) due 10/19/2021 ~		10,400	10,534
3.782% (US0003M + 1.680%) due 03/09/2021 ~		7,000	7,129
Svenska Handelsbanken AB
2.602% (US0003M + 0.470%) due 05/24/2021 ~		45,500	45,671
3.350% due 05/24/2021		99,150	101,172
3.900% due 11/20/2023		34,700	37,107
Synchrony Bank
3.650% due 05/24/2021		17,900	18,248
Synchrony Financial
2.850% due 07/25/2022		4,500	4,541
3.700% due 08/04/2026		2,800	2,861
5.150% due 03/19/2029		4,850	5,384
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	16,654	26,103
5.661% due 10/13/2041		8,346	13,263
5.744% due 04/13/2040		8,930	14,291
5.801% due 10/13/2040		23,101	37,379
Toronto-Dominion Bank
2.250% due 03/15/2021		$40,100	40,313
2.500% due 01/18/2022		40,900	41,471
3.350% due 10/22/2021		44,300	45,606
Toyota Motor Credit Corp.
2.524% (US0003M + 0.400%) due 05/17/2022 •		54,000	54,061

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. Bank N.A.
2.587% (US0003M + 0.320%) due 04/26/2021 ~		$58,500	$58,611
3.150% due 04/26/2021		38,500	39,139
3.400% due 07/24/2023		76,500	80,229
UBS AG
2.618% (US0003M + 0.480%) due 12/01/2020 ~		67,800	67,994
5.125% due 05/15/2024 (k)		300	324
7.625% due 08/17/2022 (k)		35,249	39,799
UBS Group Funding Switzerland AG
2.650% due 02/01/2022		11,200	11,304
2.950% due 09/24/2020		19,999	20,175
3.000% due 04/15/2021		113,155	114,543
3.783% due 02/01/2022 •		17,300	17,697
4.083% due 04/14/2021 •		184,300	188,203
4.125% due 09/24/2025		24,800	26,817
4.125% due 04/15/2026		39,400	42,896
4.253% due 03/23/2028		6,200	6,769
UDR, Inc.
3.000% due 08/15/2031		1,500	1,505
4.000% due 10/01/2025		3,200	3,463
4.400% due 01/26/2029		5,000	5,636
UniCredit SpA
6.203% (US0003M + 3.900%) due 01/14/2022 ~		47,200	49,474
6.572% due 01/14/2022		21,050	22,588
7.830% due 12/04/2023		341,750	400,959
United Overseas Bank Ltd.
2.739% (US0003M + 0.480%) due 04/23/2021 ~		26,200	26,270
3.200% due 04/23/2021		14,200	14,424
Ventas Realty LP
3.000% due 01/15/2030		33,600	33,399
4.125% due 01/15/2026		5,000	5,412
VEREIT Operating Partnership LP
3.950% due 08/15/2027		900	951
4.625% due 11/01/2025		6,600	7,211
4.875% due 06/01/2026		4,500	4,989
Volkswagen Bank GmbH
0.000% (EUR003M + 0.420%) due 06/15/2021 ~	EUR	9,300	10,144
0.625% due 09/08/2021		17,800	19,621
1.096% (EUR003M + 1.470%) due 08/01/2022 ~		5,000	5,581
1.250% due 08/01/2022		35,600	39,900
1.875% due 01/31/2024		32,000	36,803
2.500% due 07/31/2026		14,000	16,777
Volkswagen Financial Services AG
0.250% due 10/16/2020		5,900	6,455
0.398% (EUR003M + 0.800%) due 02/15/2021 ~		12,900	14,143
Volkswagen Financial Services NV
1.875% due 09/07/2021	GBP	9,100	11,293
Volkswagen Leasing GmbH
0.096% due 07/06/2021 •	EUR	29,300	31,955
0.250% due 02/16/2021		20,900	22,872
1.000% due 02/16/2023		8,750	9,736
2.625% due 01/15/2024		6,700	7,947
Washington Prime Group LP
6.450% due 08/15/2024 (m)		$115,866	113,873
WEA Finance LLC
3.150% due 04/05/2022		10,600	10,819
3.250% due 10/05/2020		26,000	26,268
3.750% due 09/17/2024		12,300	13,044
Wells Fargo & Co.
2.150% due 01/30/2020		1,500	1,500
2.550% due 12/07/2020		200	201
3.000% due 02/19/2025		4,800	4,932
3.000% due 04/22/2026		5,000	5,132
3.069% due 01/24/2023		4,000	4,077
3.473% (US0003M + 1.340%) due 03/04/2021 ~		100	101
3.486% (US0003M + 1.230%) due 10/31/2023 ~		53,900	54,742

4	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.500% due 03/08/2022		$2,000	$2,063
3.750% due 01/24/2024		37,300	39,527
5.889% (US0003M + 3.770%) due 12/15/2019 ~(j)		68,843	69,790
Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		86,000	85,819
2.752% (US0003M + 0.620%) due 05/27/2022 ~		61,600	61,768
2.759% (US0003M + 0.500%) due 07/23/2021 ~		12,850	12,883
2.788% (US0003M + 0.510%) due 10/22/2021 ~		60,900	61,111
2.897% due 05/27/2022 •		62,600	63,318
3.325% due 07/23/2021 •		32,000	32,295
3.550% due 08/14/2023		38,500	40,478
3.625% due 10/22/2021		97,500	100,346
Welltower, Inc.
3.100% due 01/15/2030		26,000	26,053
3.625% due 03/15/2024		20,450	21,487
4.250% due 04/01/2026		800	871
Westpac Banking Corp.
2.100% due 02/25/2021		8,500	8,519
WP Carey, Inc.
4.000% due 02/01/2025		13,550	14,224
4.250% due 10/01/2026		900	962
4.600% due 04/01/2024		7,500	8,025

			17,592,793

INDUSTRIALS 9.7%
Abbott Laboratories
2.900% due 11/30/2021		7,521	7,659
AbbVie, Inc.
2.300% due 05/14/2021		6,284	6,298
2.500% due 05/14/2020		800	802
2.900% due 11/06/2022		45,724	46,633
3.750% due 11/14/2023		3,400	3,576
Activision Blizzard, Inc.
2.600% due 06/15/2022		6,400	6,468
Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024		57,800	58,192
Air Canada Pass-Through Trust
3.600% due 09/15/2028		1,794	1,881
Allergan Finance LLC
3.250% due 10/01/2022		10,751	10,987
Allergan Funding SCS
3.450% due 03/15/2022		35,672	36,572
Allergan Sales LLC
4.875% due 02/15/2021		1,100	1,131
5.000% due 12/15/2021		9,000	9,458
Allergan, Inc.
3.375% due 09/15/2020		1,000	1,011
Altice Financing S.A.
6.625% due 02/15/2023		2,000	2,058
7.500% due 05/15/2026		66,000	70,289
Altice France S.A.
6.250% due 05/15/2024		584	605
7.375% due 05/01/2026		49,700	53,475
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	1,118	1,244
7.750% due 05/15/2022		$944	966
Amazon.com, Inc.
2.400% due 02/22/2023		8,000	8,143
2.800% due 08/22/2024		1,000	1,041
American Airlines Pass-Through Trust
3.000% due 04/15/2030		12,020	12,279
3.150% due 08/15/2033		13,900	14,284
3.250% due 04/15/2030		7,984	8,164
3.375% due 11/01/2028		3,532	3,659
3.500% due 08/15/2033		1,950	2,026
3.650% due 02/15/2029		1,402	1,494
Amgen, Inc.
1.850% due 08/19/2021		4,700	4,684
3.125% due 05/01/2025		8,000	8,325
3.625% due 05/15/2022		2,400	2,484
3.875% due 11/15/2021		17,322	17,888
Amphenol Corp.
3.200% due 04/01/2024		1,900	1,967
Andeavor Logistics LP
5.500% due 10/15/2019		1,495	1,497
Anheuser-Busch InBev Finance, Inc.
3.300% due 02/01/2023		3,146	3,272
3.700% due 02/01/2024		12,000	12,833

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Anthem, Inc.
2.375% due 01/15/2025	$5,200	$5,176
2.500% due 11/21/2020	900	903
2.950% due 12/01/2022	10,700	10,911
3.300% due 01/15/2023	9,400	9,710
AP Moller - Maersk A/S
3.750% due 09/22/2024	2,200	2,265
4.500% due 06/20/2029	19,600	20,740
Apple, Inc.
3.000% due 02/09/2024	5,000	5,209
3.000% due 06/20/2027	1,000	1,053
AstraZeneca PLC
2.789% (US0003M + 0.665%) due 08/17/2023 ~	1,600	1,593
3.500% due 08/17/2023	2,800	2,928
AutoNation, Inc.
3.350% due 01/15/2021	1,840	1,858
Bacardi Ltd.
4.450% due 05/15/2025	18,000	19,268
BAT Capital Corp.
2.764% due 08/15/2022	22,632	22,855
2.765% due 08/14/2020 •	86,300	86,480
3.038% (US0003M + 0.880%) due 08/15/2022 ~	85,300	85,823
3.222% due 08/15/2024	2,200	2,228
BAT International Finance PLC
2.750% due 06/15/2020	31,800	31,898
Bayer U.S. Finance LLC
2.736% (US0003M + 0.630%) due 06/25/2021 ~	17,400	17,385
2.750% due 07/15/2021	1,200	1,206
3.129% (US0003M + 1.010%) due 12/15/2023 ~	12,600	12,616
3.500% due 06/25/2021	4,700	4,795
3.875% due 12/15/2023	17,200	17,980
4.250% due 12/15/2025	32,600	34,831
Biogen, Inc.
3.625% due 09/15/2022	2,500	2,603
BMW Finance NV
2.250% due 08/12/2022	133,900	134,073
BMW U.S. Capital LLC
1.850% due 09/15/2021	4,600	4,580
2.000% due 04/11/2021	15,050	15,034
3.100% due 04/12/2021	600	610
3.300% due 04/06/2027	900	941
3.400% due 08/13/2021	18,980	19,451
British Airways Pass-Through Trust
3.350% due 12/15/2030	7,850	8,023
Broadcom Corp.
2.200% due 01/15/2021	1,300	1,296
2.375% due 01/15/2020	36,290	36,290
2.650% due 01/15/2023	1,400	1,400
3.000% due 01/15/2022	13,665	13,802
3.625% due 01/15/2024	24,700	25,288
Broadcom, Inc.
3.125% due 04/15/2021	122,685	123,894
3.125% due 10/15/2022	126,400	128,037
3.625% due 10/15/2024	104,600	106,529
Brown-Forman Corp.
3.500% due 04/15/2025	4,700	5,005
Campbell Soup Co.
3.300% due 03/15/2021	42,125	42,744
3.650% due 03/15/2023	36,600	38,101
3.950% due 03/15/2025	400	424
4.150% due 03/15/2028	34,200	36,866
Celgene Corp.
3.250% due 08/15/2022	4,600	4,741
Centene Corp.
5.375% due 06/01/2026	26,700	28,035
CenterPoint Energy Resources Corp.
3.550% due 04/01/2023	10,890	11,318
Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021	1,100	1,094
2.362% due 05/28/2021	3,500	3,497
2.567% due 11/02/2021	4,013	4,032
2.849% due 03/03/2022	2,000	2,023
Charter Communications Operating LLC
3.579% due 07/23/2020	33,899	34,207
3.903% (US0003M + 1.650%) due 02/01/2024 ~	60,500	62,046
4.464% due 07/23/2022	80,260	84,522
4.908% due 07/23/2025	50,800	55,870
Cigna Holding Co.
5.125% due 06/15/2020	3,300	3,370

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	$2,292	$2,808
Comcast Corp.
2.539% (US0003M + 0.440%) due 10/01/2021 ~	7,363	7,388
3.150% due 03/01/2026	3,500	3,669
3.700% due 04/15/2024	4,300	4,588
Conagra Brands, Inc.
3.028% (US0003M + 0.750%) due 10/22/2020 ~	9,900	9,902
3.250% due 09/15/2022	874	895
3.800% due 10/22/2021	10,750	11,097
4.300% due 05/01/2024	4,000	4,295
Constellation Brands, Inc.
2.858% (US0003M + 0.700%) due 11/15/2021 ~	3,300	3,300
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022	318	327
Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	1,650	1,629
Corning, Inc.
2.900% due 05/15/2022	5	5
Covidien International Finance S.A.
2.950% due 06/15/2023	2,600	2,687
CRH America Finance, Inc.
3.950% due 04/04/2028	18,900	20,230
4.500% due 04/04/2048	6,900	7,441
CRH America, Inc.
5.750% due 01/15/2021	2,759	2,873
CVS Health Corp.
2.125% due 06/01/2021	11,000	10,993
2.800% due 07/20/2020	6,700	6,731
3.250% due 08/15/2029	8,700	8,766
3.350% due 03/09/2021	9,243	9,396
3.500% due 07/20/2022	17,784	18,368
3.700% due 03/09/2023	127,295	132,576
3.875% due 07/20/2025	19,270	20,429
4.300% due 03/25/2028	47,600	51,528
CVS Pass-Through Trust
8.353% due 07/10/2031	203	260
D.R. Horton, Inc.
2.550% due 12/01/2020	200	201
4.000% due 02/15/2020	700	704
Daimler Finance North America LLC
1.750% due 10/30/2019	3,700	3,699
2.000% due 07/06/2021	1,600	1,591
2.250% due 03/02/2020	1,500	1,500
2.300% due 02/12/2021	2,400	2,403
2.550% due 08/15/2022	78,500	78,832
2.611% (US0003M + 0.430%) due 02/12/2021 ~	18,200	18,180
2.677% (US0003M + 0.390%) due 05/04/2020 ~	14,250	14,266
2.700% due 06/14/2024	35,000	35,092
2.837% (US0003M + 0.550%) due 05/04/2021 ~	70,800	70,781
2.875% due 03/10/2021	3,250	3,277
3.030% (US0003M + 0.880%) due 02/22/2022 ~	43,100	43,332
3.058% (US0003M + 0.900%) due 02/15/2022 ~	90,600	91,100
3.100% due 05/04/2020	63,000	63,372
3.127% (US0003M + 0.840%) due 05/04/2023 ~	39,300	39,346
3.350% due 05/04/2021	141,400	143,769
3.400% due 02/22/2022	47,000	48,100
3.700% due 05/04/2023	20,600	21,526
3.750% due 11/05/2021	1,100	1,131
Danone S.A.
2.077% due 11/02/2021	18,797	18,774
2.589% due 11/02/2023	5,785	5,869
Dell International LLC
4.420% due 06/15/2021	129,930	134,004
5.450% due 06/15/2023	99,800	108,740
Delta Air Lines, Inc.
3.400% due 04/19/2021	12,300	12,476
3.625% due 03/15/2022	5,980	6,147
Deutsche Telekom International Finance BV
1.950% due 09/19/2021	17,420	17,309
2.820% due 01/19/2022	4,960	5,021
3.600% due 01/19/2027	4,200	4,439
Discovery Communications LLC
2.950% due 03/20/2023	4,900	4,982

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Dominion Energy Gas Holdings LLC
2.719% (US0003M + 0.600%) due 06/15/2021 ~		$45,880	$46,088
2.800% due 11/15/2020		700	705
DXC Technology Co.
3.082% (US0003M + 0.950%) due 03/01/2021 ~		10,077	10,074
eBay, Inc.
2.150% due 06/05/2020		4,300	4,302
2.600% due 07/15/2022		13,010	13,116
2.875% due 08/01/2021		3,100	3,134
3.800% due 03/09/2022		2,100	2,176
Ecolab, Inc.
4.350% due 12/08/2021		3,088	3,237
Enbridge, Inc.
2.738% (US0003M + 0.400%) due 01/10/2020 ~		92,900	92,920
2.819% (US0003M + 0.700%) due 06/15/2020 ~		13,700	13,726
Energy Transfer Operating LP
3.600% due 02/01/2023		2,300	2,364
4.250% due 03/15/2023		4,135	4,324
4.650% due 06/01/2021		5,110	5,265
Energy Transfer Partners LP
4.500% due 11/01/2023		34,709	36,807
5.000% due 10/01/2022		4,722	5,012
Enterprise Products Operating LLC
3.350% due 03/15/2023		3,100	3,209
3.500% due 02/01/2022		3,700	3,822
4.050% due 02/15/2022		2,710	2,832
5.200% due 09/01/2020		6,325	6,500
EQM Midstream Partners LP
4.750% due 07/15/2023		8,010	8,045
Equifax, Inc.
3.028% (US0003M + 0.870%) due 08/15/2021 ~		2,700	2,700
3.600% due 08/15/2021		5,900	6,014
ERAC USA Finance LLC
2.350% due 10/15/2019		1,200	1,200
4.500% due 08/16/2021		1,600	1,666
Expedia Group, Inc.
3.250% due 02/15/2030		15,000	14,994
Fidelity National Information Services, Inc.
2.250% due 08/15/2021		1,200	1,202
Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		19,112	19,069
Full House Resorts, Inc.
8.575% due 01/31/2024		37,042	36,458
9.738% due 02/02/2024		3,125	3,076
GATX Corp.
3.007% (US0003M + 0.720%) due 11/05/2021 ~		14,200	14,243
General Electric Co.
0.000% due 05/28/2020 •	EUR	1,000	1,086
0.375% due 05/17/2022		17,400	18,894
1.250% due 05/26/2023		1,335	1,487
2.700% due 10/09/2022		$4,100	4,112
3.100% due 01/09/2023		800	811
3.119% (US0003M + 1.000%) due 03/15/2023 ~		5,100	5,026
4.375% due 09/16/2020		17,090	17,388
4.650% due 10/17/2021		2,500	2,601
5.500% due 01/08/2020		4,000	4,031
5.500% due 06/07/2021	GBP	8,700	11,337
5.550% due 01/05/2026		$48,400	54,785
6.250% due 09/29/2020	GBP	3,000	3,857
7.500% due 08/21/2035		$2,100	2,733
General Mills, Inc.
6.610% due 10/15/2022		13,700	14,311
General Motors Co.
3.009% (US0003M + 0.800%) due 08/07/2020 ~		1,700	1,703
Georgia-Pacific LLC
2.539% due 11/15/2019		1,500	1,500
5.400% due 11/01/2020		1,700	1,759
GlaxoSmithKline Capital PLC
2.525% (US0003M + 0.350%) due 05/14/2021 ~		73,900	74,023
3.125% due 05/14/2021		66,000	67,325
Hamilton College
4.750% due 07/01/2113		29,370	35,320

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HCA, Inc.
5.375% due 09/01/2026		$24,300	$26,759
5.875% due 02/01/2029 (m)		1,700	1,904
Heathrow Funding Ltd.
4.875% due 07/15/2023		6,000	6,263
Heineken NV
2.750% due 04/01/2023		6,550	6,665
3.400% due 04/01/2022		4,730	4,870
Hewlett Packard Enterprise Co.
3.009% (US0003M + 0.720%) due 10/05/2021 ~		44,100	44,104
Huntsman International LLC
5.125% due 11/15/2022		1,200	1,280
Imperial Brands Finance PLC
2.950% due 07/21/2020		43,150	43,313
3.125% due 07/26/2024		25,430	25,512
3.500% due 02/11/2023		700	715
3.500% due 07/26/2026		20,100	20,120
3.750% due 07/21/2022		54,770	56,404
3.875% due 07/26/2029		25,000	25,249
Indonesia Asahan Aluminium Persero PT
5.230% due 11/15/2021		7,200	7,566
5.710% due 11/15/2023		6,400	7,050
Japan Tobacco, Inc.
2.000% due 04/13/2021		7,900	7,856
JT International Financial Services BV
3.500% due 09/28/2023		4,500	4,686
Keurig Dr Pepper, Inc.
3.551% due 05/25/2021		28,940	29,588
4.057% due 05/25/2023		10,600	11,223
Komatsu Finance America, Inc.
2.118% due 09/11/2020		3,900	3,889
2.437% due 09/11/2022		4,500	4,510
Kraft Heinz Foods Co.
2.751% (US0003M + 0.570%) due 02/10/2021 ~		2,000	1,996
3.375% due 06/15/2021		5,900	5,978
4.875% due 02/15/2025		14,637	15,069
7.125% due 08/01/2039		25,200	31,917
L3Harris Technologies, Inc.
2.700% due 04/27/2020		1,500	1,503
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		41,016	42,105
4.500% due 08/15/2025		3,633	3,648
Lockheed Martin Corp.
3.100% due 01/15/2023		2,700	2,786
Marriott International, Inc.
2.738% (US0003M + 0.600%) due 12/01/2020 ~		12,700	12,744
3.600% due 04/15/2024		16,600	17,434
4.150% due 12/01/2023		56,700	60,397
Masco Corp.
3.500% due 04/01/2021		1,500	1,521
5.950% due 03/15/2022		1,300	1,399
McDonald’s Corp.
2.686% (US0003M + 0.430%) due 10/28/2021 ~		32,790	32,806
3.350% due 04/01/2023		3,200	3,342
3.700% due 01/30/2026		2,700	2,901
Medtronic, Inc.
3.150% due 03/15/2022		3,064	3,160
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		18,000	18,254
Microchip Technology, Inc.
3.922% due 06/01/2021		10,270	10,493
Micron Technology, Inc.
4.975% due 02/06/2026		13,300	14,338
5.327% due 02/06/2029		10,000	11,004
5.500% due 02/01/2025		7,300	7,504
Molson Coors Brewing Co.
2.100% due 07/15/2021		4,200	4,201
Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		33,936	33,878
Mondelez International, Inc.
3.000% due 05/07/2020		6,500	6,534
3.625% due 05/07/2023		48,200	50,466
Motors Liquidation Co.
8.375% due 07/05/2033 ^«(e)	EUR	20,000	0
MPLX LP
3.002% (US0003M + 0.900%) due 09/09/2021 ~		$6,800	6,824
4.700% due 04/15/2048		7,200	7,533

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Mylan NV
2.250% due 11/22/2024	EUR	6,100	$7,075
3.150% due 06/15/2021		$11,130	11,275
3.950% due 06/15/2026		2,600	2,693
Mylan, Inc.
3.125% due 01/15/2023		1,500	1,517
NetApp, Inc.
3.375% due 06/15/2021		1,800	1,832
Netflix, Inc.
4.625% due 05/15/2029	EUR	15,319	18,611
Newell Brands, Inc.
4.200% due 04/01/2026		$2,400	2,509
Northrop Grumman Corp.
2.550% due 10/15/2022		7,400	7,506
3.500% due 03/15/2021		388	395
Northwest Airlines Pass-Through Trust
6.264% due 05/20/2023		1,049	1,080
7.041% due 10/01/2023		7,377	7,992
7.150% due 04/01/2021		691	691
NTT Finance Corp.
1.900% due 07/21/2021		10,700	10,642
NXP BV
3.875% due 09/01/2022		4,935	5,101
4.125% due 06/01/2021		14,702	15,090
4.625% due 06/15/2022		2,800	2,935
4.625% due 06/01/2023		7,000	7,464
5.350% due 03/01/2026		12,800	14,370
Occidental Petroleum Corp.
2.600% due 08/13/2021		6,600	6,645
2.700% due 08/15/2022		15,600	15,743
3.137% (US0003M + 0.950%) due 02/08/2021 ~		7,800	7,852
3.437% (US0003M + 1.250%) due 08/13/2021 ~		4,000	4,025
3.637% (US0003M + 1.450%) due 08/15/2022 ~		68,900	69,364
6.950% due 07/01/2024		2,163	2,539
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2019 (h)(j)		368	5
0.000% due 10/31/2019 (h)(j)		37,882	474
Oracle Corp.
1.900% due 09/15/2021		24,100	24,099
2.800% due 07/08/2021		700	711
3.400% due 07/08/2024		5,000	5,280
Owens Corning
4.200% due 12/01/2024		1,700	1,791
Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020		30	31
Panasonic Corp.
2.536% due 07/19/2022		11,100	11,175
PayPal Holdings, Inc.
2.400% due 10/01/2024		7,900	7,935
2.650% due 10/01/2026		22,200	22,331
2.850% due 10/01/2029		41,400	41,621
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		2,700	2,856
Penske Truck Leasing Co. LP
3.200% due 07/15/2020		1,000	1,006
3.375% due 02/01/2022		13,694	13,981
3.450% due 07/01/2024		34,800	36,211
3.650% due 07/29/2021		2,910	2,978
4.125% due 08/01/2023		11,800	12,496
Pernod Ricard S.A.
4.450% due 01/15/2022		32,300	33,898
5.750% due 04/07/2021		6,750	7,105
Petroleos Mexicanos
7.690% due 01/23/2050		5,400	5,645
Philip Morris International, Inc.
1.875% due 02/25/2021		1,500	1,497
2.375% due 08/17/2022		13,300	13,398
2.500% due 11/02/2022		5,800	5,863
3.250% due 11/10/2024		3,817	3,983
Phillips 66
2.732% (US0003M + 0.600%) due 02/26/2021 ~		2,300	2,300
QUALCOMM, Inc.
2.996% (US0003M + 0.730%) due 01/30/2023 ~		5,000	5,029
Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		8,850	8,908
2.695% (US0003M + 0.560%) due 06/24/2022 ~		5,200	5,184

6	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Republic Services, Inc.
3.550% due 06/01/2022		$1,100	$1,139
5.250% due 11/15/2021		3,575	3,806
Reynolds American, Inc.
4.000% due 06/12/2022		15,956	16,629
Rockies Express Pipeline LLC
5.625% due 04/15/2020		8,889	9,033
Rockwell Collins, Inc.
2.800% due 03/15/2022		4,015	4,083
Rolls-Royce PLC
2.375% due 10/14/2020		200	200
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		34,235	35,374
SASOL Financing USA LLC
5.875% due 03/27/2024		17,100	18,486
Saudi Arabian Oil Co.
2.750% due 04/16/2022		10,800	10,896
Schlumberger Oilfield UK PLC
4.200% due 01/15/2021		1,345	1,372
Sherwin-Williams Co.
2.750% due 06/01/2022		765	777
Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		11,500	11,557
2.875% due 09/23/2023		800	817
Siemens Financieringsmaatschappij NV
2.000% due 09/15/2023		800	798
Southern Co.
2.350% due 07/01/2021		13,975	14,021
2.750% due 06/15/2020		1,000	1,004
Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		1,724	1,833
Spectra Energy Partners LP
2.827% (US0003M + 0.700%) due 06/05/2020 ~		5,900	5,912
Spirit AeroSystems, Inc.
3.950% due 06/15/2023		13,963	14,491
4.600% due 06/15/2028		6,800	7,330
Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		4,629	4,885
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		3,325	3,346
4.738% due 09/20/2029		19,300	20,564
5.152% due 09/20/2029		54,600	59,378
Suntory Holdings Ltd.
2.550% due 06/28/2022		8,000	8,026
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		2,900	3,040
Syngenta Finance NV
3.933% due 04/23/2021		1,200	1,222
4.441% due 04/24/2023		14,600	15,268
4.892% due 04/24/2025		4,700	4,982
5.182% due 04/24/2028		12,000	12,769
Takeda Pharmaceutical Co. Ltd.
4.000% due 11/26/2021		21,100	21,853
4.400% due 11/26/2023		58,300	62,832
Tech Data Corp.
3.700% due 02/15/2022		2,565	2,623
Telefonica Emisiones S.A.
5.462% due 02/16/2021		2,600	2,715
Tesco PLC
5.125% due 04/10/2047	EUR	8,300	13,215
Teva Pharmaceutical Finance Netherlands BV
0.375% due 07/25/2020		64,894	68,979
1.250% due 03/31/2023		14,400	13,208
2.200% due 07/21/2021		$6,400	5,872
2.800% due 07/21/2023		900	730
3.250% due 04/15/2022	EUR	23,200	23,572
4.500% due 03/01/2025		20,900	19,428
6.000% due 04/15/2024 (m)		$9,100	7,877
Textron, Inc.
2.731% (US0003M + 0.550%) due 11/10/2020 ~		13,300	13,296
Time Warner Cable LLC
5.000% due 02/01/2020		3,500	3,529
Total Capital International S.A.
3.750% due 04/10/2024		5,000	5,360
Toyota Industries Corp.
3.110% due 03/12/2022		15,700	15,995
Toyota Motor Corp.
2.157% due 07/02/2022		21,800	21,960

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		$46,200	$46,652
Toyota Tsusho Corp.
3.625% due 09/13/2023		1,700	1,776
TransCanada PipeLines Ltd.
3.750% due 10/16/2023		1,800	1,899
9.875% due 01/01/2021		1,200	1,309
U.S. Airways Pass-Through Trust
4.625% due 12/03/2026		1,742	1,886
Unigel Luxembourg S.A.
10.500% due 01/22/2024		30,600	33,698
United Airlines Pass-Through Trust
3.100% due 01/07/2030		1,699	1,746
4.150% due 02/25/2033		7,500	8,204
United Group BV
4.375% due 07/01/2022	EUR	20,228	22,555
4.875% due 07/01/2024		5,700	6,486
United Technologies Corp.
2.818% (US0003M + 0.650%) due 08/16/2021 ~		$2,900	2,900
3.350% due 08/16/2021		3,170	3,253
3.650% due 08/16/2023		21,700	22,968
Virgin Media Secured Finance PLC
5.000% due 04/15/2027	GBP	9,700	12,591
5.250% due 05/15/2029		8,000	10,577
VMware, Inc.
2.300% due 08/21/2020		$4,820	4,823
2.950% due 08/21/2022		5,100	5,174
Volkswagen Group of America Finance LLC
2.450% due 11/20/2019		8,700	8,700
2.500% due 09/24/2021		14,500	14,542
2.700% due 09/26/2022		18,600	18,693
2.850% due 09/26/2024		40,800	41,063
2.946% (US0003M + 0.770%) due 11/13/2020 ~		123,500	123,938
2.972% (US0003M + 0.860%) due 09/24/2021 ~		11,800	11,823
3.121% (US0003M + 0.940%) due 11/12/2021 ~		97,100	97,670
3.200% due 09/26/2026		6,500	6,560
3.875% due 11/13/2020		2,700	2,744
4.000% due 11/12/2021		63,000	65,130
4.250% due 11/13/2023		123,600	131,781
4.750% due 11/13/2028		34,700	38,644
Volkswagen International Finance NV
1.144% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	18,700	20,986
4.000% due 08/12/2020		$2,012	2,041
Vulcan Materials Co.
2.782% (US0003M + 0.650%) due 03/01/2021 ~		600	601
Waste Management, Inc.
2.400% due 05/15/2023		1,250	1,264
Western Midstream Operating LP
5.375% due 06/01/2021		5,300	5,452
WestJet Airlines Ltd.
3.500% due 06/16/2021		29,100	29,600
WestRock RKT LLC
4.900% due 03/01/2022		5,280	5,588
Woodside Finance Ltd.
3.650% due 03/05/2025		100	103
WPP Finance
4.750% due 11/21/2021		9,613	10,068
Wynn Las Vegas LLC
5.500% due 03/01/2025		17,000	17,893
Yara International ASA
4.750% due 06/01/2028		6,200	6,762
ZF North America Capital, Inc.
4.500% due 04/29/2022		800	819
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		10,436	10,455
2.914% (US0003M + 0.750%) due 03/19/2021 ~		1,300	1,300
3.375% due 11/30/2021		1,700	1,735
Zoetis, Inc.
2.576% (US0003M + 0.440%) due 08/20/2021 ~		6,000	5,990
3.250% due 08/20/2021		1,900	1,934
3.250% due 02/01/2023		5,000	5,136

			6,624,907

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SPECIALTY FINANCE 0.5%
CIMIC Group Ltd.
0.000% due 10/03/2019 (h)(l)		$12,000	$12,005
0.000% due 11/28/2019 (h)(l)		3,200	3,181
0.000% due 01/07/2020 (h)(l)		66,923	66,230
0.000% due 01/23/2020 (h)(l)		17,000	16,788
0.000% due 02/06/2020 (h)(l)		30,642	30,204
0.000% due 02/12/2020 (h)(l)		164,734	162,259
0.000% due 02/13/2020 (h)		22,440	22,100
Greensill Capital UK Ltd.
0.000% due 12/05/2019 (h)(l)		20,000	19,865
Lloyds Banking Group PLC
3.870% due 09/02/2020 (l)		14,161	14,194
3.870% due 09/02/2021 (l)		14,161	14,226

			361,052

UTILITIES 2.8%
AEP Texas, Inc.
3.950% due 06/01/2028		7,800	8,620
American Electric Power Co., Inc.
3.650% due 12/01/2021		3,695	3,813
American Transmission Systems, Inc.
5.250% due 01/15/2022		2,050	2,185
American Water Capital Corp.
3.400% due 03/01/2025		1,458	1,532
3.850% due 03/01/2024		1,400	1,486
Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	4,000	5,015
AT&T, Inc.
2.888% (US0003M + 0.750%) due 06/01/2021 ~		$187,790	188,747
3.253% (US0003M + 0.950%) due 07/15/2021 ~		183,833	185,505
3.312% (US0003M + 1.180%) due 06/12/2024 ~		102,800	104,752
3.400% due 05/15/2025		18,800	19,646
3.600% due 02/17/2023		1,800	1,878
3.800% due 03/15/2022		8,067	8,377
4.000% due 01/15/2022		700	730
4.350% due 03/01/2029		4,100	4,535
4.450% due 05/15/2021		7,700	7,976
4.600% due 02/15/2021		1,050	1,079
Baltimore Gas & Electric Co.
2.800% due 08/15/2022		1,256	1,278
3.350% due 07/01/2023		700	731
Blue Racer Midstream LLC
6.125% due 11/15/2022		21,964	22,190
British Telecommunications PLC
4.500% due 12/04/2023		14,595	15,708
British Transco International Finance BV
0.000% due 11/04/2021 (h)		2,320	2,201
Consolidated Edison Co. of New York, Inc.
2.506% (US0003M + 0.400%) due 06/25/2021 ~		2,090	2,098
Duke Energy Carolinas LLC
3.350% due 05/15/2022		1,000	1,034
Duke Energy Corp.
2.400% due 08/15/2022		10,600	10,711
2.675% (US0003M + 0.500%) due 05/14/2021 ~		43,400	43,587
2.788% (US0003M + 0.650%) due 03/11/2022 ~		49,800	50,084
3.050% due 08/15/2022		1,900	1,946
3.550% due 09/15/2021		1,000	1,024
3.750% due 04/15/2024		9,000	9,548
Duke Energy Ohio, Inc.
3.650% due 02/01/2029		5,200	5,695
Duke Energy Progress LLC
3.375% due 09/01/2023		1,900	1,996
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		2,900	3,003
Edison International
2.950% due 03/15/2023		600	602
5.750% due 06/15/2027		5,900	6,641
Enable Midstream Partners LP
4.950% due 05/15/2028		3,690	3,836
Enel Finance International NV
2.650% due 09/10/2024		166,100	166,488
4.250% due 09/14/2023		3,000	3,188
4.625% due 09/14/2025		28,500	31,157
Entergy Arkansas LLC
3.050% due 06/01/2023		1,600	1,640
3.750% due 02/15/2021		2,300	2,344

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Entergy Corp.
4.000% due 07/15/2022	$16,400	$17,123
5.125% due 09/15/2020	600	612
Entergy Gulf States Louisiana LLC
3.950% due 10/01/2020	200	203
Eversource Energy
2.500% due 03/15/2021	1,737	1,743
2.750% due 03/15/2022	1,300	1,317
Exelon Corp.
3.950% due 06/15/2025	733	787
5.150% due 12/01/2020	2,100	2,157
FirstEnergy Corp.
3.900% due 07/15/2027	2,000	2,133
Florida Power & Light Co.
3.700% due 12/01/2047	1,700	1,889
Genesis Energy LP
6.750% due 08/01/2022	32,334	32,927
Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	19,400	19,443
Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022	6,000	6,011
Interstate Power & Light Co.
3.250% due 12/01/2024	9,870	10,302
Kansas City Power & Light Co.
3.150% due 03/15/2023	425	439
LG&E & KU Energy LLC
3.750% due 11/15/2020	3,100	3,141
4.375% due 10/01/2021	4,120	4,256
Metropolitan Edison Co.
3.500% due 03/15/2023	2,355	2,447
Monongahela Power Co.
3.550% due 05/15/2027	4,000	4,237
National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022	2,800	2,814
2.950% due 02/07/2024	3,250	3,364
8.000% due 03/01/2032	165	246
NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021	33,700	33,922
2.544% (US0003M + 0.400%) due 08/21/2020 ~	30,880	30,882
2.800% due 01/15/2023	2,400	2,442
2.852% (US0003M + 0.720%) due 02/25/2022 ~	92,550	93,421
2.900% due 04/01/2022	4,000	4,076
3.200% due 02/25/2022	155,450	159,026
3.342% due 09/01/2020	15,900	16,082
3.625% due 06/15/2023	5,175	5,395
Niagara Mohawk Power Corp.
3.508% due 10/01/2024	1,000	1,056
4.278% due 12/15/2028	14,300	16,198
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	21,863	21,755
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(d)	66,272	39,929
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	4,263	4,189
Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(d)	20,242	5,397
Ohio Power Co.
5.375% due 10/01/2021	950	1,009
Oncor Electric Delivery Co. LLC
4.100% due 06/01/2022	690	725
Petrobras Global Finance BV
5.093% due 01/15/2030	3,954	4,129
6.125% due 01/17/2022	2,274	2,447
Plains All American Pipeline LP
2.600% due 12/15/2019	4,167	4,167
Progress Energy, Inc.
3.150% due 04/01/2022	1,200	1,225
Public Service Enterprise Group, Inc.
2.650% due 11/15/2022	9,281	9,417
Rio Oil Finance Trust
8.200% due 04/06/2028	2,200	2,524
9.250% due 07/06/2024	11,744	13,154
9.750% due 01/06/2027	31,421	36,842
Sempra Energy
2.569% (US0003M + 0.450%) due 03/15/2021 ~	30,290	30,200
Southern California Edison Co.
3.875% due 06/01/2021	2,800	2,864

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Southern California Gas Co.
3.200% due 06/15/2025	$2,500	$2,589
Southern Co. Gas Capital Corp.
3.500% due 09/15/2021	3,100	3,167
Southern Power Co.
2.706% (US0003M + 0.550%) due 12/20/2020 ~	4,800	4,800
Sprint Communications, Inc.
6.000% due 11/15/2022	2,000	2,130
7.000% due 03/01/2020	4,000	4,075
Sprint Corp.
7.250% due 09/15/2021	700	749
Tampa Electric Co.
2.600% due 09/15/2022	8,535	8,612
Telstra Corp. Ltd.
4.800% due 10/12/2021	2,900	3,040
Verizon Communications, Inc.
2.700% due 05/22/2020 •	4,600	4,613
3.376% due 02/15/2025	246,447	260,464
Virginia Electric & Power Co.
4.450% due 02/15/2044	10	12
Vodafone Group PLC
3.312% (US0003M + 0.990%) due 01/16/2024 ~	18,100	18,268
3.750% due 01/16/2024	26,800	28,275

		1,935,464

Total Corporate Bonds & Notes (Cost $25,823,036)		26,514,216

MUNICIPAL BONDS & NOTES 0.4%
CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	2	3
7.550% due 04/01/2039	2	3
Irvine Unified School District, California Special Tax Notes, Series 2011
6.578% due 09/01/2020	1,000	1,036
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,167
8.360% due 08/01/2040	9,525	9,939
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	302
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,000
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	4,770	6,273

		22,723

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2003
5.910% due 06/01/2033	165	206

GEORGIA 0.1%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	50,505	72,133

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	23,180	24,207
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	1,820	2,172
7.750% due 01/01/2042	1,100	1,268

		27,647

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	20,905	21,228

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	10,300	10,859

MICHIGAN 0.0%
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	250	253

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
OHIO 0.0%
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	$2,980	$4,256

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,193
5.401% due 06/15/2022	3,500	3,746
5.501% due 06/15/2023	3,500	3,844

		9,783

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	213

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	125,350	129,827

Total Municipal Bonds & Notes (Cost $267,869)		299,128

U.S. GOVERNMENT AGENCIES 55.1%
Fannie Mae
0.000% due 08/25/2023 - 03/25/2036 (b)(h)	1,633	1,555
0.639% due 08/25/2022 ~(a)	46,154	571
1.693% due 12/25/2038	17,412	815
1.906% due 05/25/2044 ~(a)	14,031	786
2.042% due 06/25/2055 ~(a)	15,627	1,137
2.109% due 03/25/2036 ~(a)	18,387	1,381
2.132% due 02/25/2033 •	999	1,003
2.138% due 03/25/2034 •	31	31
2.168% due 08/25/2034 •	24	24
2.265% due 06/25/2032 •	8	8
2.268% due 05/25/2037 •	23	23
2.279% due 07/25/2037 •	145	143
2.318% due 12/25/2028 - 03/25/2037 •	598	597
2.338% due 11/01/2024 - 06/25/2037 •	147	146
2.345% due 03/01/2033 - 05/25/2035 •	33	33
2.351% due 03/25/2036 •	990	985
2.375% due 09/01/2024 - 12/01/2024 •	9	9
2.378% due 03/25/2037 •	9	9
2.398% due 07/25/2037 •	434	434
2.418% due 06/25/2029 - 11/25/2036 •	1,335	1,332
2.441% due 04/18/2028 •	22	22
2.468% due 08/25/2021 - 09/25/2037 •	1,606	1,611
2.468% due 06/25/2049	319,507	319,350
2.491% due 10/18/2030 •	133	134
2.495% due 05/25/2042 - 03/25/2044 •	1,078	1,082
2.518% due 08/25/2030 •	245	246
2.591% due 12/18/2031 •	35	34
2.598% due 08/25/2037 •	4,801	4,843
2.618% due 08/25/2022 •	1	1
2.668% due 10/25/2023 - 03/25/2024 •	223	225
2.680% due 02/01/2022	4,935	5,008
2.680% due 09/25/2046 •	27,403	27,425
2.688% due 03/25/2038 •	59	60
2.718% due 10/25/2037 •	103	104
2.738% due 06/25/2037 •	147	149
2.750% due 07/01/2022	3,732	3,822
2.768% due 03/25/2038 - 11/25/2039 •	218	221
2.790% due 07/01/2022	3,895	3,992
2.800% due 07/01/2022	7,951	8,151
2.848% due 01/25/2022 •	2	2
2.850% due 06/01/2022	91	90
2.868% due 12/25/2021 •	1	1
2.870% due 09/01/2027	98,100	103,502
2.884% due 02/01/2028 •	27	27
2.918% due 04/25/2032 •	6	6
2.920% due 03/01/2022	3,606	3,599

8	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.960% due 05/01/2022 - 07/01/2022	$6,487	$6,659
3.000% due 01/01/2022 - 09/01/2057	153,898	157,801
3.000% due 08/01/2024 •	11	11
3.010% due 10/25/2040	38	38
3.018% due 04/25/2023 •	25	25
3.044% due 05/01/2022	3,176	3,269
3.155% due 05/01/2022	421	433
3.160% due 06/01/2029	54,480	58,705
3.170% due 11/01/2021 •	9	9
3.320% due 05/01/2028	47,508	51,687
3.330% due 11/01/2021	14,368	14,694
3.380% due 11/01/2021	941	964
3.416% due 10/01/2020	109	111
3.420% due 11/01/2021	4,816	4,939
3.440% due 05/01/2023 •	6	6
3.445% due 03/01/2022	49,123	49,044
3.486% due 03/01/2023 •	29	29
3.500% due 11/01/2021 - 08/25/2042	60,090	62,679
3.570% due 11/01/2021	2,501	2,571
3.575% due 08/01/2035 •	215	216
3.610% due 10/01/2027 •	27	27
3.619% due 12/01/2020	128	128
3.625% due 03/01/2023 •	25	26
3.633% due 08/01/2022 •	3	3
3.672% due 11/01/2037 •	11	12
3.683% due 07/01/2042 - 10/01/2044 •	11,079	11,321
3.685% due 12/01/2044 •	1,439	1,472
3.700% due 02/01/2023 •	15	15
3.733% due 09/01/2041 •	4,368	4,454
3.750% due 01/01/2021 •	1	1
3.755% due 05/01/2023 •	26	26
3.788% due 09/01/2035 •	405	427
3.807% due 09/01/2022 •	10	10
3.836% due 03/01/2035 •	12	12
3.849% due 10/01/2034 •	36	36
3.855% due 06/01/2035 - 09/01/2035 •	211	217
3.870% due 08/01/2035 •	108	113
3.882% due 10/01/2040 •	80	78
3.883% due 10/01/2030 - 10/01/2040 •	1,444	1,437
3.917% due 04/01/2027 •	10	11
3.938% due 09/01/2035 •	29	30
3.954% due 02/01/2035 •	269	279
3.980% due 07/01/2021	125,500	129,569
3.984% due 05/25/2037 - 06/25/2037	812	115
3.987% due 09/01/2035 •	31	32
3.992% due 09/01/2034 •	2,743	2,856
3.993% due 09/01/2035 •	884	906
3.994% due 09/01/2034 •	158	164
4.000% due 11/25/2019 - 03/01/2044	4,333	4,584
4.010% due 09/01/2035 •	348	362
4.028% due 10/01/2035 •	114	119
4.032% due 10/01/2034 •	402	418
4.052% due 02/25/2037 •(a)	17	3
4.075% due 06/01/2023 •	26	26
4.077% due 07/01/2035 •	11	12
4.081% due 09/01/2035 •	10	11
4.082% due 06/25/2037 •(a)	143	16
4.093% due 11/01/2035 •	109	115
4.115% due 03/01/2034 •	3	3
4.117% due 11/01/2035 •	47	49
4.119% due 03/01/2034 •	1,165	1,205
4.120% due 08/01/2035 •	860	898
4.125% due 02/01/2022 •	12	12
4.131% due 10/01/2034 •	415	437
4.132% due 12/25/2042 •(a)	4,511	442
4.139% due 09/01/2035 •	3	3
4.145% due 08/01/2032 •	10	10
4.152% due 09/01/2033 •	5	5
4.162% due 08/01/2035 •	47	49
4.163% due 01/01/2036 •	171	178
4.182% due 03/25/2039 •(a)	11,167	506
4.184% due 08/01/2027 •	75	76
4.186% due 10/01/2035 •	245	257
4.195% due 08/01/2035 •	142	149
4.212% due 11/01/2032 •	9	9

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.214% due 02/01/2035 •	$706	$722
4.220% due 07/01/2035 •	61	64
4.222% due 10/01/2035 •	100	103
4.225% due 12/01/2036 •	83	86
4.227% due 12/01/2022 •	1	2
4.231% due 12/01/2034 •	50	52
4.232% due 01/25/2040 •(a)	319	48
4.237% due 10/01/2035 •	172	180
4.240% due 11/01/2034 •	289	299
4.246% due 11/01/2035 •	697	728
4.251% due 11/01/2034 •	264	277
4.256% due 08/01/2035 •	688	725
4.258% due 08/01/2035 •	6	7
4.270% due 11/01/2031 •	46	46
4.279% due 10/01/2034 - 11/01/2035 •	624	645
4.282% due 08/25/2042 •(a)	20,036	3,470
4.284% due 12/01/2034 •	24	25
4.300% due 06/01/2029 •	4	4
4.305% due 04/01/2036 •	76	79
4.308% due 09/01/2036 •	1	1
4.309% due 09/01/2033 •	26	27
4.314% due 03/01/2023 •	90	91
4.319% due 07/01/2034 •	4	4
4.330% due 01/01/2035 •	926	958
4.333% due 09/01/2035 •	1,205	1,255
4.343% due 07/01/2035 •	129	133
4.346% due 10/01/2024 •	11	11
4.347% due 09/01/2037 •	3	3
4.358% due 01/01/2035 •	3,031	3,141
4.361% due 09/01/2037 •	16	17
4.362% due 03/25/2037 •(a)	62	12
4.368% due 05/01/2034 •	57	60
4.371% due 05/01/2026 •	3	3
4.375% due 08/01/2025 •	153	160
4.381% due 06/01/2021	248	255
4.393% due 05/25/2035	3,340	3,518
4.394% due 05/01/2035 •	28	29
4.407% due 01/01/2035 •	1,239	1,287
4.410% due 06/01/2035 •	77	81
4.413% due 01/01/2035 •	27	28
4.422% due 07/01/2035 •	283	295
4.424% due 06/01/2035 •	415	437
4.428% due 05/01/2035 •	20	21
4.429% due 02/01/2035 •	37	38
4.444% due 01/01/2036 •	3	3
4.446% due 07/01/2024 •	20	20
4.454% due 07/01/2020 •	2	2
4.455% due 06/25/2037 •(a)	345	57
4.464% due 02/01/2027 - 08/01/2035 •	161	169
4.470% due 07/01/2026 •	5	5
4.480% due 09/01/2023 - 11/01/2025 •	48	48
4.493% due 12/01/2035 •	205	209
4.498% due 05/01/2037 •	6	7
4.500% due 06/25/2024 - 09/25/2041	89,365	106,174
4.500% due 12/01/2025 •	34	35
4.513% due 11/01/2035 •	336	354
4.515% due 09/01/2029 - 09/01/2035 •	157	161
4.516% due 08/01/2033 •	4	4
4.519% due 02/01/2028 •	2	2
4.526% due 11/01/2034 •	6	7
4.527% due 07/01/2034 •	280	294
4.532% due 12/01/2034 •	15	16
4.532% due 07/25/2036 •(a)	582	96
4.533% due 04/01/2038 •	3	3
4.545% due 08/01/2026 - 05/01/2038 •	8,310	8,725
4.550% due 05/01/2033 •	30	31
4.554% due 12/01/2035 •	25	26
4.557% due 08/01/2035 •	4	4
4.560% due 06/01/2034 •	1	2
4.564% due 11/01/2025 •	25	25
4.575% due 06/01/2025 - 12/01/2034 •	241	255
4.576% due 11/01/2035 •	1,768	1,857
4.580% due 09/01/2024 •	34	35
4.582% due 12/25/2036 •(a)	50	9
4.583% due 01/01/2036 •	76	80
4.585% due 07/01/2035 - 10/01/2035 •	295	310

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.588% due 03/01/2035 •	$291	$303
4.592% due 06/01/2035 •	18	19
4.595% due 07/01/2026 - 07/01/2035 •	239	249
4.597% due 07/01/2033 •	2	2
4.601% due 12/01/2023 •	12	12
4.608% due 11/01/2034 •	231	243
4.610% due 05/01/2024 •	1	1
4.613% due 06/01/2035 •	1,207	1,277
4.616% due 05/01/2035 •	1,233	1,292
4.617% due 05/01/2035 •	987	1,036
4.618% due 03/01/2033 •	32	34
4.619% due 11/01/2035 •	765	806
4.621% due 04/01/2034 •	37	38
4.622% due 12/25/2036 •(a)	231	43
4.626% due 08/01/2027 •	264	276
4.628% due 11/01/2025 •	131	137
4.632% due 02/01/2028 •	7	7
4.632% due 07/25/2037 •(a)	167	22
4.638% due 12/01/2036 •	11	12
4.643% due 10/01/2035 •	24	25
4.645% due 08/01/2027 •	11	11
4.646% due 05/01/2036 •	172	181
4.652% due 12/01/2033 •	168	177
4.654% due 03/01/2025 •	97	99
4.655% due 12/01/2034 •	6	6
4.660% due 02/01/2035 •	561	585
4.661% due 11/01/2025 •	10	10
4.662% due 07/01/2035 •	182	190
4.663% due 05/01/2030 - 03/01/2034 •	920	962
4.665% due 05/01/2025 •	28	28
4.666% due 12/01/2033 •	263	274
4.677% due 08/01/2023 •	5	5
4.680% due 05/01/2035 •	448	474
4.690% due 11/01/2023 - 12/01/2023 •	89	90
4.692% due 09/01/2035 •	39	41
4.695% due 04/01/2035 •	14	14
4.700% due 11/01/2023 - 10/01/2027 •	29	29
4.701% due 02/01/2035 •	342	358
4.705% due 09/01/2035 •	20	21
4.708% due 12/01/2035 •	116	121
4.715% due 01/01/2026 •	10	10
4.719% due 06/01/2025 •	86	88
4.722% due 02/01/2035 •	924	968
4.726% due 11/01/2034 •	600	636
4.735% due 07/01/2035 •	32	33
4.737% due 04/01/2034 - 12/01/2035 •	3	3
4.742% due 05/25/2037 •(a)	51	10
4.750% due 10/01/2024 •	2	2
4.752% due 01/01/2037 •	24	25
4.755% due 12/01/2025 •	38	39
4.757% due 06/01/2030 •	35	35
4.763% due 06/01/2035 •	333	351
4.765% due 07/01/2021 - 06/01/2036 •	45	44
4.773% due 04/01/2027 •	11	11
4.780% due 11/01/2035 •	168	172
4.787% due 11/01/2035 •	243	255
4.795% due 01/01/2036 •	266	282
4.800% due 02/01/2035 - 03/01/2035 •	8	9
4.807% due 07/01/2024 •	13	13
4.810% due 02/01/2036 •	28	29
4.813% due 03/01/2036 •	71	74
4.823% due 12/01/2033 •	143	151
4.825% due 12/01/2023 •	33	34
4.844% due 04/01/2024 - 11/25/2040 •	23	23
4.857% due 06/01/2033 •	12	13
4.859% due 04/01/2033 •	15	16
4.863% due 03/01/2036 •	101	107
4.893% due 02/01/2036 •	42	45
4.894% due 04/01/2035 •	703	747
4.906% due 10/01/2026 •	5	5
4.911% due 05/01/2030 •	4	4
4.924% due 01/01/2035 - 04/01/2036 •	289	304
4.940% due 11/01/2025 •	28	28
4.947% due 12/01/2030 •	6	6
4.963% due 03/01/2036 •	185	192

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.976% due 06/01/2035 •	$169	$180
5.000% due 10/01/2023 •	5	5
5.000% (COF 11 + 1.250%) due 03/01/2024 ~	4	4
5.000% due 09/18/2027 - 04/25/2035	907	996
5.010% due 09/25/2038	51	1
5.030% due 05/01/2024	1,960	2,200
5.037% due 02/01/2036 - 03/01/2036 •	278	291
5.064% due 09/01/2034 •	48	50
5.108% due 12/01/2027 •	88	91
5.125% due 02/01/2024 •	7	7
5.186% due 05/01/2035 •	8	8
5.225% due 12/01/2026 •	6	6
5.270% due 01/01/2036 •	112	118
5.313% due 12/25/2042 ~	7,613	8,329
5.500% due 08/25/2020 - 08/25/2035	141	151
5.750% due 12/20/2027 - 08/25/2034	1,071	1,190
5.796% due 10/25/2042 ~	5,638	6,361
6.000% due 05/17/2027 - 10/25/2044	9,251	10,513
6.250% due 02/25/2029	203	220
6.291% due 10/25/2043 •	42,084	49,520
6.300% due 10/17/2038	345	349
6.500% due 06/25/2021 - 02/25/2047	12,669	14,237
6.750% due 10/25/2023	25	27
6.900% due 05/25/2023	3	3
6.909% due 08/25/2037 ~	33	36
7.000% due 03/25/2020 - 01/25/2048	2,152	2,354
7.375% due 05/25/2022	59	61
7.500% due 12/25/2019 - 07/25/2041	333	374
7.500% due 06/19/2041 ~	10	12
7.750% due 01/25/2022	18	18
7.800% due 10/25/2022	17	18
7.800% due 06/25/2026 ~	2	2
8.000% due 07/25/2021 - 03/01/2030	154	163
8.000% due 08/18/2027 (a)	1	0
8.500% due 09/25/2021 - 02/17/2027	75	85
9.000% due 11/25/2019 - 11/01/2025	55	56
9.000% due 06/25/2022 (a)	2	0
10.142% due 03/25/2039 ~	2	2
Fannie Mae UMBS
3.000% due 09/01/2027 - 09/01/2049	238,060	244,804
3.500% due 07/01/2023 - 05/01/2049	150,351	155,856
4.000% due 02/01/2024 - 08/01/2049	1,272,713	1,335,670
4.000% due 06/01/2048 - 12/01/2048 (m)	4,355,864	4,541,488
4.500% due 12/01/2020 - 11/01/2048	407,456	431,299
5.000% due 01/01/2022 - 02/01/2045	13,823	14,976
5.500% due 12/01/2019 - 05/01/2049	121,604	131,860
6.000% due 06/01/2021 - 02/01/2041	127,634	144,574
6.250% due 07/01/2024	1	1
6.500% due 07/01/2021 - 06/01/2039	2,445	2,810
7.500% due 12/01/2022 - 10/01/2031	27	30
8.000% due 11/01/2019 - 08/01/2032	2,503	2,875
8.500% due 03/01/2020 - 07/01/2037	679	754
9.000% due 08/01/2025 - 11/01/2025	4	4
9.500% due 04/01/2020 - 03/01/2026	15	16
Fannie Mae UMBS, TBA
3.000% due 10/01/2034 - 12/01/2049	4,740,030	4,814,796
3.500% due 10/01/2034 - 11/01/2049	3,198,450	3,292,900

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 10/01/2049	$3,195,450	$3,316,528
4.500% due 11/01/2034	5,500	5,636
5.500% due 10/01/2049	313,600	339,558
6.000% due 10/01/2049	70,500	78,021
FDIC Structured Sale Guaranteed Notes
2.612% due 11/29/2037 •	1,032	1,031
Federal Housing Administration
6.896% due 07/01/2020	212	213
7.430% due 10/01/2020 - 02/01/2024	196	198
Freddie Mac
0.200% due 09/25/2043 (a)	857,269	822
1.371% due 08/25/2022 ~(a)	143,466	4,531
1.643% due 06/25/2020 ~(a)	14,146	98
1.911% due 06/15/2039 ~(a)	8,964	509
2.017% due 12/01/2026 •	66	66
2.071% due 10/15/2041 ~(a)	4,589	272
2.128% due 11/15/2038 ~(a)	25,250	1,521
2.275% due 08/25/2031 •	172	171
2.278% due 07/15/2034 •	64	64
2.298% due 05/15/2038 •(a)	1,666	82
2.306% due 12/25/2036 •	169	169
2.328% due 02/15/2037 •	5	5
2.368% due 02/15/2037 •	12	12
2.378% due 12/15/2029 •	25	25
2.428% due 06/15/2031 - 05/15/2041 •	1,551	1,552
2.478% due 11/15/2030 - 12/15/2031 •	31	31
2.528% due 06/15/2030 - 12/15/2032 •	56	56
2.578% due 01/15/2042 •	128	128
2.608% due 05/15/2032 - 07/15/2037 •	2,642	2,661
2.670% due 11/15/2042 •	13,262	13,227
2.698% due 08/15/2037 •	3,235	3,277
2.700% due 08/01/2023	99,505	100,943
2.738% due 10/15/2037 •	1,322	1,343
2.739% due 09/25/2025 •	6,403	6,404
2.748% due 05/15/2037 •	923	937
2.758% due 05/15/2040 •	17	17
2.778% due 08/15/2036 •	23	24
2.789% due 09/25/2022 •	21,582	21,594
2.875% due 04/25/2026	13,600	14,340
2.878% due 11/15/2039 •	17	17
2.895% due 05/01/2021 •	2	2
2.939% due 04/25/2029	2,600	2,790
3.000% due 03/01/2027 - 09/01/2049	15,850	8,639
3.018% due 05/25/2043 •	3,996	4,086
3.195% due 02/15/2021 •	1	1
3.375% due 05/01/2023 •	1	1
3.492% due 02/25/2045 •	9,776	9,865
3.500% due 12/01/2025 - 12/01/2048	87,037	91,796
3.800% due 10/25/2023 •	25	25
3.815% due 09/01/2035 •	5	5
3.820% due 09/01/2035 •	18	19
3.846% due 07/25/2044 •	1,604	1,656
3.879% due 10/01/2022 •	8	8
3.973% due 06/15/2042 - 08/15/2042 •(a)	50,869	8,026
4.000% due 10/01/2025 - 10/01/2048	559,164	584,358
4.024% due 08/15/2032 ~	173	173
4.055% due 01/01/2022 •	6	6
4.070% due 02/01/2037 •	2	2
4.077% due 05/01/2037 •	95	97
4.105% due 09/01/2035 •	45	48
4.148% due 05/01/2023 •	9	9
4.198% due 10/01/2023 •	14	14
4.220% due 08/01/2035 •	208	216
4.223% due 02/15/2038 •(a)	314	43
4.224% due 08/01/2035 •	5	6
4.233% due 03/01/2024 •	10	10
4.262% due 04/01/2029 •	2	2
4.273% due 05/15/2039 •(a)	320	64
4.312% due 01/25/2036 ~	1,416	1,457
4.347% due 03/01/2035 •	179	188
4.353% due 10/01/2035 •	85	89
4.360% due 09/01/2035 •	1,179	1,238
4.374% due 10/01/2035 •	2,703	2,837
4.391% due 07/01/2023 •	5	5
4.405% due 07/01/2033 •	1	1
4.423% due 03/15/2037 •(a)	237	46

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.435% due 09/01/2037 •	$2	$2
4.450% due 10/25/2023 •	123	127
4.466% due 05/01/2027 •	2	2
4.472% due 07/01/2032 •	1	1
4.473% due 08/15/2036 •(a)	144	27
4.483% due 12/15/2041 •(a)	14,655	2,751
4.485% due 07/01/2022 •	5	5
4.489% due 07/01/2035 •	950	999
4.493% due 02/01/2036 •	69	72
4.500% due 07/15/2020 - 11/01/2048	270,163	286,975
4.500% due 04/01/2023 - 08/01/2023 •	11	11
4.501% due 07/01/2020 - 12/01/2035 •	68	71
4.518% due 08/01/2035 •	3,356	3,551
4.527% due 11/01/2023 •	27	28
4.528% due 09/01/2023 •	81	83
4.537% due 11/01/2034 •	112	119
4.553% due 09/15/2036 •(a)	209	41
4.569% due 07/01/2036 •	1	1
4.576% due 07/01/2035 •	1,501	1,582
4.578% due 10/01/2035 •	980	1,024
4.579% due 06/01/2035 •	6,167	6,493
4.581% due 06/01/2033 •	72	76
4.585% due 08/01/2035 •	34	36
4.589% due 10/01/2035 •	2,797	2,934
4.597% due 04/01/2036 •	176	184
4.610% due 07/01/2032 •	14	15
4.616% due 06/01/2024 •	30	31
4.618% due 05/01/2037 •	9	10
4.623% due 11/15/2036 •(a)	7,485	1,503
4.625% due 06/01/2024 •	48	49
4.640% due 11/01/2026 - 10/01/2035 •	158	161
4.653% due 07/01/2025 •	30	31
4.654% due 05/01/2035 •	3,560	3,731
4.658% due 04/01/2024 •	35	36
4.661% due 02/01/2026 •	167	172
4.662% due 06/01/2022 •	42	44
4.663% due 07/01/2024 •	6	6
4.669% due 08/01/2023 •	38	39
4.672% due 01/01/2037 •	16	17
4.673% due 04/01/2025 •	1	1
4.675% due 10/01/2023 •	21	21
4.677% due 06/01/2022 •	8	9
4.685% due 11/01/2035 •	154	157
4.689% due 10/01/2023 •	30	30
4.691% due 02/01/2025 •	3	3
4.694% due 11/01/2035 •	2,035	2,146
4.696% due 10/01/2023 •	45	46
4.698% due 11/01/2028 •	117	120
4.702% due 10/01/2035 •	1,530	1,613
4.708% due 01/01/2036 •	1	1
4.728% due 05/01/2023 •	4	4
4.730% due 09/01/2023 •	6	6
4.737% due 10/01/2026 •	70	73
4.740% due 11/01/2023 •	1	1
4.742% due 03/01/2035 •	7	7
4.745% due 11/01/2035 - 05/01/2036 •	1,703	1,796
4.748% due 06/01/2037 •	4	4
4.750% due 12/01/2022 - 02/01/2038 •	22	22
4.754% due 08/01/2023 •	7	7
4.756% due 04/01/2029 •	26	27
4.758% due 01/01/2028 •	8	8
4.763% due 09/01/2023 •	38	39
4.765% due 01/01/2034 •	1,057	1,114
4.775% due 07/01/2023 •	20	20
4.782% due 07/01/2027 •	4	4
4.789% due 03/01/2036 •	22	23
4.794% due 02/01/2037 •	4	4
4.804% due 04/01/2036 •	10	10
4.810% due 08/01/2023 - 08/01/2035 •	134	137
4.811% due 04/01/2025 •	1	1
4.815% due 03/01/2036 •	76	78
4.830% due 07/01/2030 •	118	123
4.845% due 05/01/2037 •	3	3
4.872% due 10/01/2024 •	9	9
4.875% due 12/01/2023 •	29	29
4.927% due 05/01/2023 •	5	5
4.947% due 10/01/2024 •	2	2
5.000% due 10/01/2019 - 07/01/2040	6,238	6,861

10	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.003% due 10/01/2023 •	$13	$13
5.045% due 06/01/2030 •	122	125
5.122% due 01/01/2024 •	1	1
5.500% due 04/01/2021 - 03/01/2038	3,935	4,407
5.925% due 11/15/2033 •	360	377
5.950% due 06/15/2028	7,756	8,461
6.000% due 03/01/2021 - 10/15/2036	16,508	18,704
6.250% due 12/15/2028	131	144
6.276% due 09/15/2043 - 12/15/2043 •	22,643	26,516
6.500% due 09/15/2021 - 10/25/2043	37,628	42,927
7.000% due 11/15/2020 - 10/25/2043	8,899	10,579
7.000% due 09/15/2023 (a)	2	0
7.118% due 02/15/2041 •	9	14
7.400% due 02/01/2021	2	2
7.500% due 01/15/2021 - 10/01/2036	2,398	2,712
7.645% due 05/01/2025	3,760	4,261
8.000% due 04/15/2021 - 06/01/2025	319	349
8.250% due 06/15/2022	14	15
8.500% due 06/15/2021 - 06/01/2030	94	98
8.750% due 12/15/2020	4	4
9.000% due 12/15/2020 - 07/01/2030	21	22
13.172% due 05/15/2033 •	173	229
26.475% due 08/15/2037 •	564	1,063
Freddie Mac UMBS
3.500% due 07/01/2049 - 08/01/2049	564,441	581,225
4.000% due 08/01/2048 - 07/01/2049	423,218	440,657
Ginnie Mae
0.545% due 11/16/2043 ~(a)	67,459	1,372
2.390% due 04/20/2063 - 05/20/2063 •	8,730	8,724
2.450% due 05/20/2047 •	2,271	2,277
2.500% due 03/15/2043 - 07/15/2043	260	264
2.578% due 12/16/2025 •	14	14
2.659% due 05/20/2065 •	8,423	8,415
2.689% due 02/20/2067 •	14,804	14,801
2.699% due 06/20/2067 •	3,944	3,943
2.729% due 01/20/2061 - 03/20/2065 •	9,265	9,271
2.779% due 05/20/2065 •	6,512	6,497
2.799% due 04/20/2062	1,493	1,496
2.799% due 06/20/2065 •	13,720	13,699
2.809% due 06/20/2065 •	5,385	5,378
2.820% due 02/20/2060 •	1,722	1,729
2.829% due 05/20/2065 - 08/20/2065 •	14,573	14,566
2.840% due 06/20/2065 •	35,515	35,507
2.849% due 08/20/2065 •	48,850	48,861
2.850% due 09/20/2065 •	27,648	27,648
2.869% due 02/20/2060 •	25,860	26,274
2.979% due 12/20/2065 - 08/20/2066 •	36,211	36,408
3.079% due 04/20/2066 - 11/20/2066	33,787	34,118
3.107% due 03/20/2062	5,626	5,641
3.149% due 07/20/2065 •	2,305	2,330
3.167% due 12/20/2065	23,707	23,749
3.229% due 01/20/2066 - 03/20/2066 •	49,483	50,237
3.279% due 02/20/2066 •	36,484	37,124
3.379% due 03/20/2066 •	11,741	11,989
3.487% due 06/20/2067 •	18,810	19,165
3.500% due 10/15/2041 - 09/20/2048	54,491	56,917
3.629% due 04/20/2067 •	12,753	12,990
3.750% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	3,429	3,508
3.750% due 08/20/2024 - 07/20/2034 •	2,455	2,521
3.846% due 11/20/2067 •	4,281	4,352
3.875% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	2,717	2,771
3.875% due 05/20/2024 - 06/20/2041 •	5,267	5,452

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.950% due 07/15/2025	$61	$63
4.000% (H15T1Y + 1.500%) due 08/20/2020 - 03/20/2026 ~	2,351	2,392
4.000% due 02/20/2025 - 02/20/2034 •	3,569	3,653
4.000% due 05/20/2041 - 09/20/2049	1,693,279	1,742,811
4.000% due 06/20/2048 - 07/20/2049 (m)	817,650	852,410
4.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	2,895	2,946
4.125% due 11/20/2024 - 10/20/2038 •	2,327	2,391
4.500% (H15T1Y + 2.000%) due 01/20/2025 ~	4	4
4.500% due 11/16/2028 - 09/20/2049	130,491	137,140
4.500% due 05/20/2048 - 07/20/2049 (m)	1,657,449	1,738,249
4.573% due 07/16/2031 - 08/16/2033 •(a)	789	71
4.750% due 07/20/2035	1,057	1,167
5.000% due 07/15/2033 - 07/20/2049	438,521	465,070
5.000% due 07/20/2048 - 06/20/2049 (m)	1,920,821	2,030,287
5.500% due 03/20/2033 - 03/16/2034	1,068	1,174
6.000% due 04/15/2028 - 12/20/2041	3,830	4,068
6.500% due 11/15/2023 - 09/20/2038	290	320
6.750% due 10/16/2040 ~	415	452
7.000% due 12/15/2022 - 10/15/2034	275	309
7.500% due 02/15/2022 - 02/15/2035	196	217
7.750% due 08/20/2025 - 12/15/2040	1,374	1,378
8.000% due 04/20/2022 - 10/20/2031	241	265
8.500% due 11/20/2021 - 04/15/2031	167	181
9.000% due 12/15/2019 - 12/15/2030	66	69
9.500% due 03/15/2020 - 12/15/2026	6	5
10.000% due 03/20/2020 - 02/15/2025	1	0
Ginnie Mae, TBA
3.000% due 10/01/2049 - 11/01/2049	566,400	580,822
3.500% due 10/01/2049 - 11/01/2049	2,241,300	2,321,322
4.000% due 10/01/2049 - 11/01/2049	3,199,132	3,328,119
4.500% due 10/01/2049 - 11/01/2049	1,121,700	1,171,789
5.000% due 10/01/2049 - 12/01/2049	142,610	150,353
Small Business Administration
3.000% (PRIME - 2.250%) due 05/25/2025 ~	10	10
4.340% due 03/01/2024	18	18
4.350% due 07/01/2023	37	38
4.625% due 02/01/2025	124	130
4.770% due 04/01/2024	81	85
4.840% due 02/01/2023	33	34
4.870% due 12/01/2024	139	146
4.890% due 12/01/2023	78	81
4.930% due 01/01/2024	118	123
4.950% due 03/01/2025	165	173
5.110% due 08/01/2025	45	47
5.130% due 09/01/2023	360	375
5.190% due 07/01/2024	18	19
5.240% due 08/01/2023	35	37
5.310% due 05/01/2027	46	50
5.320% due 04/01/2027	62	66
5.340% due 11/01/2021	264	269
5.510% due 11/01/2027	79	86
5.520% due 06/01/2024	461	486
5.600% due 09/01/2028	233	254
5.780% due 08/01/2027	8	9
5.820% due 07/01/2027	386	413

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.870% due 07/01/2028	$119	$130
6.020% due 08/01/2028	102	111
6.070% due 07/01/2026	112	119
6.290% due 01/01/2021	16	16
6.340% due 03/01/2021	92	93
6.440% due 02/01/2021	40	41
6.900% due 12/01/2020	40	41
7.060% due 11/01/2019	14	14
7.190% due 12/01/2019	3	3
7.200% due 10/01/2019	5	5
7.630% due 06/01/2020	46	46
Vendee Mortgage Trust
0.000% due 06/15/2023 ~	2,424	0
6.340% due 01/15/2030	581	663
6.500% due 09/15/2024	2,217	2,407

Total U.S. Government Agencies (Cost $37,300,843)		37,628,390

U.S. TREASURY OBLIGATIONS 14.4%
U.S. Treasury Bonds
2.500% due 02/15/2045	101,300	109,117
2.750% due 11/15/2042 (m)	86,800	97,499
2.875% due 05/15/2043 (q)	2,100	2,410
3.000% due 05/15/2042 (q)	41,700	48,810
3.000% due 11/15/2044 (m)	1,050,900	1,235,526
3.125% due 11/15/2041 (m)(q)	208,400	248,606
3.125% due 02/15/2043	79,700	95,145
3.125% due 08/15/2044 (m)(q)	193,160	231,664
3.375% due 05/15/2044 (m)(q)	523,000	652,075
3.750% due 08/15/2041	271,600	354,295
U.S. Treasury Inflation Protected Securities (i)
0.125% due 04/15/2021 (o)	372,052	368,218
0.125% due 04/15/2022 (o)	200,017	198,097
0.125% due 07/15/2022 (o)	42,506	42,352
0.125% due 07/15/2026 (m)(o)(q)	48,700	48,664
0.250% due 01/15/2025	77,014	77,296
0.375% due 07/15/2023 (o)(q)	61,957	62,375
0.375% due 07/15/2025	41,002	41,602
0.375% due 01/15/2027 (o)	161,438	163,509
0.375% due 07/15/2027 (o)(q)	198,223	201,699
0.500% due 04/15/2024 (m)(o)(q)	88,978	90,165
0.625% due 04/15/2023 (o)	68,200	68,808
0.625% due 01/15/2024 (o)	82,795	84,160
0.625% due 01/15/2026 (o)	625,131	641,845
0.750% due 07/15/2028 (m)(o)	822,889	865,602
0.750% due 02/15/2042 (m)	118,309	125,398
0.750% due 02/15/2045 (q)	35,191	37,070
0.875% due 01/15/2029 (m)	1,526,549	1,623,610
0.875% due 02/15/2047 (o)	171,762	186,988
1.000% due 02/15/2046	92,187	102,972
1.000% due 02/15/2048 (m)	468,467	526,958
1.000% due 02/15/2049	111,285	126,073
1.375% due 02/15/2044	159,498	191,506
2.125% due 02/15/2040	29,675	39,564
2.125% due 02/15/2041 (q)	23,431	31,523
2.375% due 01/15/2025 (o)(q)	34,027	37,916
2.500% due 01/15/2029 (o)	3,430	4,150
U.S. Treasury Notes
2.875% due 05/15/2049 (m)	325,100	379,554
1.750% due 06/30/2024 (m)(o)(q)	402,300	405,812

Total U.S. Treasury Obligations (Cost $9,595,738)		9,848,633

NON-AGENCY MORTGAGE-BACKED SECURITIES 11.6%
Adjustable Rate Mortgage Trust
2.138% due 08/25/2036 •	4,961	2,781
2.558% due 11/25/2035 •	18	18
3.168% due 03/25/2035 •	4,134	3,952
3.685% due 01/25/2036 ^~	2,434	2,357
4.109% due 03/25/2035 ~	1,281	1,304
4.126% due 09/25/2035 ~	1,577	1,335
4.306% due 10/25/2035 ^~	3,243	3,123
4.408% due 01/25/2036 ~	1,674	1,453
4.472% due 07/25/2035 ~	680	667
4.475% due 11/25/2035 ^~	303	277
4.523% due 03/25/2036 ^~	181	145
4.602% due 09/25/2035 ^~	146	141
4.660% due 11/25/2035 ^~	1,964	1,892
4.946% due 07/25/2035 ~	1,260	1,273
4.960% due 08/25/2035 ~	569	571

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Aggregator of Loans Backed by Assets PLC
1.964% due 04/24/2049	GBP	351	$432
American Home Mortgage Assets Trust
3.447% due 11/25/2035 ^~		$4,858	4,565
American Home Mortgage Investment Trust
3.461% due 02/25/2044 •		24	24
3.531% due 09/25/2045 •		1,221	1,236
3.689% due 10/25/2034 •		698	700
3.781% due 12/25/2035 •		1,453	846
3.781% due 11/25/2045 ^•		5,147	3,812
4.031% due 02/25/2045 •		26	26
Ashford Hospitality Trust
3.028% due 05/15/2035 •		50,900	50,918
Banc of America Alternative Loan Trust
6.000% due 11/25/2035 ^		702	721
6.000% due 07/25/2046 ^		1,369	1,342
Banc of America Funding Trust
2.118% due 04/25/2037 ^•		239	200
2.228% due 04/25/2037 ^•		2,027	1,723
2.234% due 10/20/2036 •		11,309	10,179
2.234% due 10/20/2046 ^•		1,671	1,594
2.344% due 02/20/2035 •		282	283
2.418% due 05/25/2037 ^•		4,018	3,495
2.624% due 05/20/2035 ^•		480	429
4.026% due 09/20/2047 ^~		2,777	2,511
4.307% due 10/20/2046 ^~		2,271	2,138
4.309% due 02/20/2036 ^~		2,484	2,422
4.351% due 05/20/2036 ^~		949	908
4.417% due 04/20/2036 ^~		2,091	1,981
4.417% due 10/20/2046 ^~		1,557	1,333
4.424% due 11/20/2034 ~		2,736	2,719
4.429% due 09/20/2046 ^~		1,938	1,783
4.465% due 03/20/2036 ~		178	170
4.647% due 01/20/2047 ^~		74	72
4.677% due 03/20/2035 ~		97	98
4.732% due 11/20/2035 ^~		1,511	1,465
4.752% due 09/20/2034 ~		143	148
4.808% due 05/25/2035 ~		34	35
4.847% due 03/20/2036 ~		489	482
5.500% due 09/25/2034		2,917	2,909
5.750% due 10/25/2035		1,643	1,592
5.750% due 09/25/2036		1,446	1,440
5.753% due 10/25/2036 ^þ		494	478
5.837% due 01/25/2037 ^þ		424	423
5.888% due 04/25/2037 ^þ		1,416	1,421
6.000% due 09/25/2036		2,612	2,607
6.000% due 09/25/2036 ^		182	176
6.000% due 09/25/2036 •		216	205
6.000% due 03/25/2037 ^		6,587	5,945
6.000% due 08/25/2037 ^		7,224	6,845
Banc of America Mortgage Trust
4.254% due 08/25/2035 ^~		3,599	3,652
4.299% due 07/25/2035 ~		1,072	1,014
4.328% due 07/25/2035 ^~		569	565
4.429% due 11/25/2035 ^~		322	326
4.469% due 02/25/2035 ~		957	972
4.596% due 09/25/2033 ~		469	476
4.701% due 07/25/2034 ~		77	80
4.710% due 01/25/2036 ~		1,903	1,815
4.744% due 07/25/2035 ~		181	180
4.843% due 05/25/2034 ~		250	254
4.973% due 07/20/2032 ~		89	93
5.058% due 02/25/2035 ~		238	241
5.178% due 05/25/2033 ~		307	316
5.500% due 05/25/2037 ^		353	314
6.000% due 07/25/2046 ^•		846	805
6.500% due 10/25/2031		24	25
BANK
3.071% due 08/15/2061		3,200	3,363
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028		17,560	17,703
Bayview Commercial Asset Trust
2.448% due 08/25/2034 •		166	165
BCAP LLC Trust
2.228% due 05/25/2047 •		70	65
2.238% due 05/25/2047 ^•		8,740	8,243
2.285% due 11/26/2036 •		2,207	2,155
2.305% due 11/26/2036 •		15,832	15,452
2.372% due 07/26/2036 ~		1,641	1,607
3.222% due 01/26/2047 •		9,447	8,885
3.290% due 11/26/2046 •		2,318	2,341
4.018% due 07/26/2036 ~		822	766
4.105% due 07/26/2036 ~		4,777	4,675

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.171% due 03/26/2037 ~	$2,601	$2,322
4.379% due 01/26/2034 ~	405	402
4.459% due 08/26/2036 ~	11,884	11,063
4.533% due 05/26/2036 ~	5,594	4,586
4.573% due 03/26/2037 ~	789	794
4.882% due 03/26/2037 þ	15,076	15,250
4.986% due 06/26/2035 ~	773	773
5.000% due 01/26/2021 ~	971	979
5.250% due 06/26/2036	36,798	22,876
5.250% due 04/26/2037	20,326	17,052
5.250% due 04/26/2037 ~	5,502	5,023
5.250% due 06/26/2037	2,895	2,833
5.250% due 08/26/2037 ~	2,004	2,043
5.500% due 11/25/2034 ^	3,714	3,666
6.000% due 10/26/2037 ~	3,341	2,889
7.768% due 02/26/2036 ~	889	896
Bear Stearns Adjustable Rate Mortgage Trust
2.781% due 11/25/2030 ~	910	899
3.441% due 05/25/2034 ~	6	5
3.817% due 03/25/2035 ~	114	115
3.960% due 09/25/2034 ~	785	795
3.981% due 11/25/2034 ~	1,618	1,613
4.069% due 02/25/2036 ^~	6,131	5,865
4.105% due 06/25/2035 ^~	395	392
4.132% due 08/25/2035 ~	664	596
4.250% due 10/25/2034 ~	22	21
4.257% due 08/25/2035 ^~	5,275	5,059
4.270% due 10/25/2035 •	7,726	7,970
4.313% due 03/25/2035 ~	1,775	1,819
4.317% due 07/25/2034 ~	96	95
4.328% due 01/25/2035 ~	64	64
4.342% due 08/25/2033 ~	11	11
4.380% due 05/25/2047 ^~	13,250	12,607
4.433% due 02/25/2033 ~	24	23
4.528% due 02/25/2036 ^~	481	462
4.543% due 07/25/2034 ~	160	165
4.603% due 01/25/2035 ~	376	383
4.619% due 02/25/2034 ~	493	511
4.670% due 01/25/2034 ~	955	989
4.686% due 04/25/2034 ~	901	927
4.777% due 10/25/2035 ~	18,861	19,294
4.785% due 04/25/2033 ~	759	785
4.886% due 01/25/2034 ~	1,390	1,457
4.910% due 02/25/2036 •	2,352	2,421
4.911% due 02/25/2047 ~	2,435	2,411
5.000% due 04/25/2034 ~	1	1
5.020% due 01/25/2034 ~	19	18
5.033% due 04/25/2033 ~	27	28
5.065% due 05/25/2033 ~	363	376
5.125% due 05/25/2034 ~	1	0
5.371% due 04/25/2033 ~	266	274
Bear Stearns ALT-A Trust
2.178% due 02/25/2034 •	1,687	1,672
2.218% due 02/25/2034 •	23	22
2.338% due 08/25/2036 ^•	9,029	9,672
2.338% due 01/25/2047 ^•	3,337	2,638
2.358% due 08/25/2036 ^•	3,069	2,568
2.458% due 04/25/2035 •	462	463
2.498% due 02/25/2036 •	1,623	1,627
2.718% due 09/25/2034 •	226	227
2.949% due 02/25/2034 ~	116	112
3.825% due 11/25/2036 ^~	2,182	1,825
3.925% due 11/25/2035 ^~	3,880	3,103
3.945% due 08/25/2036 ^~	4,554	3,878
3.962% due 08/25/2036 ^~	53	36
3.980% due 01/25/2036 ^~	7,668	7,901
3.992% due 11/25/2036 ^~	4,685	4,349
4.030% due 02/25/2036 ^~	991	866
4.053% due 11/25/2036 ~	1,041	972
4.055% due 03/25/2036 ^~	3,604	3,152
4.091% due 01/25/2035 ~	2,013	1,497
4.109% due 03/25/2036 ^~	6,820	5,860
4.122% due 04/25/2035 ~	6	6
4.133% due 09/25/2034 ~	452	442
4.153% due 03/25/2036 ~	10,417	7,480
4.201% due 09/25/2035 ^~	17,988	15,112
4.259% due 12/25/2033 ~	674	687
4.336% due 05/25/2036 ^~	6,582	4,729
4.397% due 02/25/2034 ~	1,860	1,904
4.473% due 12/25/2046 ^~	417	350
4.496% due 05/25/2035 ~	41,491	42,257
4.507% due 05/25/2036 ^~	6,148	4,667

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.518% due 07/25/2035 ^~	$8,143	$6,727
4.529% due 08/25/2034 ~	43	45
4.544% due 10/25/2033 ~	14	15
4.859% due 05/25/2035 ~	115	122
Bear Stearns Mortgage Funding Trust
2.178% due 12/25/2046 •	26,340	25,916
Bear Stearns Mortgage Securities, Inc.
4.214% due 06/25/2030 ~	4	5
Bear Stearns Structured Products, Inc. Trust
3.615% due 12/26/2046 ^~	2,001	1,744
4.082% due 01/26/2036 ^~	1,995	1,781
BellaVista Mortgage Trust
2.307% due 05/20/2045 •	19	15
Chase Mortgage Finance Trust
3.972% due 09/25/2036 ^~	454	428
3.999% due 01/25/2036 ^~	7,866	7,319
4.027% due 03/25/2037 ^~	3,461	3,445
4.149% due 03/25/2037 ^~	145	143
4.228% due 12/25/2035 ^~	1,928	1,886
4.256% due 12/25/2035 ^~	4,721	4,695
4.256% due 12/25/2035 ~	8,087	8,048
4.289% due 02/25/2037 ~	2,307	2,385
4.295% due 09/25/2036 ^~	54	52
4.466% due 02/25/2037 ~	202	209
4.586% due 02/25/2037 ~	252	257
4.697% due 02/25/2037 ~	15	16
4.711% due 02/25/2037 ~	33	34
5.500% due 12/25/2022 ^	5,053	3,469
5.500% due 03/25/2037	28	22
6.000% due 11/25/2036 ^	1,424	1,047
6.000% due 02/25/2037 ^	778	552
6.000% due 03/25/2037 ^	764	594
ChaseFlex Trust
2.168% due 08/25/2037 •	6,929	7,383
2.358% due 08/25/2037 •	7,085	7,652
2.518% due 06/25/2035 •	2,205	1,021
4.222% due 08/25/2037 ^þ	1,075	1,031
5.000% due 07/25/2037 ^	1,717	1,372
6.000% due 02/25/2037 ^	1,593	1,096
Chevy Chase Funding LLC Mortgage-Backed Certificates
2.168% due 01/25/2036 •	772	772
2.198% due 05/25/2036 •	865	871
2.198% due 07/25/2036 •	627	624
2.268% due 08/25/2035 •	355	353
Citicorp Mortgage Securities Trust
5.500% due 02/25/2026	49	49
5.500% due 04/25/2037	401	414
6.000% due 08/25/2036	686	709
6.000% due 04/25/2037	12,940	13,110
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	5	5
Citigroup Commercial Mortgage Trust
3.128% due 07/15/2030 •	4,766	4,734
Citigroup Global Markets Mortgage Securities, Inc.
2.518% due 05/25/2032 •	50	50
7.000% due 06/25/2033 þ	2	2
Citigroup Mortgage Loan Trust
0.000% due 02/25/2058 ~	62,442	243
0.000% due 09/25/2064 ~	34	33
0.110% due 02/25/2058 ~(a)	29,387	181
0.300% due 02/25/2058 ~(a)	17,976	405
2.088% due 01/25/2037 •	426	396
2.818% due 08/25/2035 ^•	1,874	1,750
3.500% due 02/25/2058 ~	14,315	11,581
3.548% due 10/25/2046 ^~	2,581	2,380
4.122% due 09/25/2064 ~	47,509	48,008
4.171% due 03/25/2037 ^~	1,779	1,663
4.199% due 07/25/2046 ^~	2,194	2,034
4.380% due 10/25/2035 •	6,850	7,109
4.382% due 08/25/2035 ~	4,106	3,248
4.566% due 08/25/2035 ~	9,752	9,952
4.583% due 04/25/2037 ^~	1,540	1,389
6.250% due 11/25/2037 ~	3,046	2,218
Citigroup Mortgage Loan Trust, Inc.
4.200% due 09/25/2035 •	1,047	1,041
4.215% due 12/25/2035 ^~	1,480	1,091
4.388% due 05/25/2035 ~	801	813
4.843% due 02/25/2034 ~	697	707
5.500% due 11/25/2035 ^	1,609	1,647
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
4.066% due 09/25/2035 ~	15,033	13,794

12	See Accompanying Notes

September 30, 2019

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	$48	$48
6.000% due 09/25/2036	365	355
6.000% due 06/25/2037 ^	896	887
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	5	5
Commercial Mortgage Trust
3.142% due 02/10/2048	4,200	4,298
Community Program Loan Trust
4.500% due 04/01/2029	3,091	3,094
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	1,236	1,039
6.000% due 08/25/2037 ^~	2,930	2,210
Countrywide Alternative Loan Trust
2.188% due 11/25/2036 •	1,092	1,068
2.188% due 01/25/2037 ^•	280	275
2.188% due 06/25/2046 •	415	408
2.198% due 11/25/2036 •	17,403	16,722
2.208% due 07/25/2046 ^•	1,579	1,474
2.208% due 09/25/2046 ^•	9,844	9,372
2.218% due 04/25/2047 •	4,856	4,562
2.228% due 05/25/2035 •	117	113
2.228% due 07/25/2046 ^•	205	191
2.234% due 09/20/2046 •	2,427	2,128
2.268% due 09/25/2046 ^•	921	679
2.268% due 10/25/2046 ^•	150	109
2.274% due 07/20/2035 •	35	34
2.278% due 07/25/2036 •	20,246	17,797
2.278% due 07/25/2046 ^•	471	322
2.298% due 12/25/2035 •	23	23
2.308% due 02/25/2036 ^•	1,716	1,465
2.348% due 09/25/2035 •	810	666
2.368% due 05/25/2036 ^•	3,069	1,835
2.368% due 08/25/2036 ^•	1,519	944
2.368% due 05/25/2037 ^•	165	72
2.518% due 04/25/2036 •	7,471	3,613
2.538% due 12/25/2035 •	748	748
2.558% due 01/25/2036 •	483	475
2.568% due 08/25/2034 •	17	16
2.568% due 10/25/2036 ^•	2,760	1,689
2.598% due 06/25/2034 •	1,705	1,691
2.644% due 11/20/2035 •	18	18
2.698% due 10/25/2035 •	2,591	1,902
2.718% due 10/25/2035 ^•	1,171	969
2.788% due 11/25/2035 •	247	240
2.818% due 12/25/2035 ^•	1,763	1,555
3.068% due 06/25/2034 •	8,402	8,294
3.118% due 02/25/2036 ^•	3,676	3,183
3.318% due 10/25/2035 ^•	15,149	12,967
3.446% due 12/25/2035 •	341	317
3.446% due 02/25/2036 •	430	410
3.546% due 08/25/2035 ^•	80	61
3.826% due 11/25/2047 ^•	4,631	4,189
3.926% due 01/25/2036 •	40	40
3.975% due 10/25/2035 ^~	312	274
4.058% due 11/25/2035 ^~	877	841
4.393% due 02/25/2037 ^~	13,727	13,543
5.250% due 06/25/2035 ^	477	471
5.500% due 07/25/2035 ^	2,071	1,753
5.500% due 11/25/2035 ^	4,726	4,171
5.500% due 11/25/2035	2,000	1,566
5.500% due 12/25/2035 ^	1,556	1,342
5.500% due 02/25/2036 ^	1,404	1,228
5.750% due 03/25/2037 ^•	802	682
5.750% due 07/25/2037 ^	158	142
6.000% due 10/25/2033	286	290
6.000% due 03/25/2035 ^	185	143
6.000% due 04/25/2036 ^	1,133	780
6.000% due 05/25/2036 ^	1,248	949
6.000% due 06/25/2036 ^	812	655
6.000% due 08/25/2036 ^•	1,270	1,124
6.000% due 08/25/2036 ^	2,636	2,323
6.000% due 11/25/2036 ^	67	57
6.000% due 02/25/2037 ^	6,554	4,478
6.000% due 02/25/2037	377	312
6.000% due 03/25/2037 ^	1,733	1,225
6.000% due 04/25/2037 ^	3,701	2,803
6.000% due 05/25/2037 ^	357	252
6.000% due 08/25/2037 ^	524	495
6.093% due 11/25/2035 •	975	792
6.250% due 12/25/2033	27	28
6.250% due 11/25/2036 ^	557	514

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.250% due 08/25/2037 ^	$2,512	$2,149
6.500% due 05/25/2036 ^	2,346	1,839
6.500% due 09/25/2036	1,135	975
6.500% due 08/25/2037 ^	7,666	5,536
6.500% due 09/25/2037 ^	1,742	1,177
14.249% due 07/25/2035 •	943	1,212
Countrywide Home Loan Mortgage Pass-Through Trust
2.358% due 03/25/2036 •	371	149
2.368% due 02/25/2036 ^•	65	16
2.558% due 03/25/2035 •	407	398
2.598% due 04/25/2035 •	145	138
2.658% due 03/25/2035 •	155	153
2.678% due 02/25/2035 •	736	736
2.698% due 02/25/2035 •	149	145
2.778% due 09/25/2034 •	52	53
2.863% due 04/25/2035 ^~	96	81
3.406% due 04/25/2046 ^•	6,446	3,165
3.499% due 10/20/2035 ~	351	318
3.643% due 05/20/2036 ^~	1,109	1,069
3.702% due 10/25/2035 ^~	2,574	2,278
3.711% due 02/20/2036 ^•	6,282	5,573
3.803% due 08/25/2034 ^~	2	2
3.803% due 08/25/2034 ~	64	62
3.828% due 06/20/2034 ~	339	349
3.829% due 07/25/2034 ~	753	766
3.838% due 02/20/2036 ^~	120	105
3.842% due 03/25/2037 ^~	590	553
3.854% due 11/20/2034 ~	2,437	2,499
3.864% due 09/25/2047 ^~	1,481	1,418
3.870% due 02/25/2047 ^~	598	551
3.939% due 02/20/2036 ^•	97	94
3.941% due 05/20/2036 ^~	10,584	10,293
3.942% due 04/25/2035 ^~	939	839
3.949% due 11/25/2037 ~	4,264	3,842
3.951% due 04/20/2036 ^~	1,065	1,001
4.095% due 12/19/2033 ~	21	22
4.114% due 11/20/2034 ~	131	135
4.160% due 04/20/2035 ~	228	231
4.166% due 08/25/2034 ^~	687	693
4.241% due 11/25/2034 ~	3,195	3,235
4.254% due 10/25/2033 •	1,027	1,033
4.463% due 06/19/2031 ~	37	37
4.464% due 07/20/2034 ~	233	231
4.500% due 09/25/2035	1,329	1,306
4.526% due 08/25/2034 ^~	1,219	1,169
4.667% due 02/20/2036 ^•	17	17
4.696% due 10/19/2032 ~	22	21
4.750% due 07/19/2031 ~	18	18
4.901% due 02/25/2034 ~	19	19
5.000% due 09/25/2035 ^	35	32
5.500% due 01/25/2035	353	368
5.500% due 09/25/2035 ^	1,182	1,179
5.500% due 10/25/2035 ^	2,495	2,213
5.500% due 11/25/2035 ^	1,094	996
5.750% due 12/25/2035 ^	1,821	1,574
5.750% due 02/25/2037 ^	1,416	1,130
5.750% due 07/25/2037 ^	716	602
6.000% due 05/25/2036 ^	2,208	1,855
6.000% due 07/25/2036	5,302	4,431
6.000% due 12/25/2036 ^	139	108
6.000% due 02/25/2037	728	592
6.000% due 02/25/2037 ^	7,570	7,270
6.000% due 07/25/2037 ^	876	728
6.000% due 09/25/2037 ^	399	323
6.250% due 09/25/2036 ^	1,198	951
6.250% due 02/25/2038 ^	1,455	1,181
Countrywide Home Loan Reperforming REMIC Trust
2.358% due 06/25/2035 •	1,677	1,618
4.953% due 01/25/2034 ^~	330	322
6.500% due 11/25/2034 ^	544	545
7.500% due 11/25/2034	252	261
7.500% due 06/25/2035 ^	878	913
Credit Suisse First Boston Mortgage Securities Corp.
0.098% due 06/25/2032 ~	1	1
3.044% due 03/25/2032 ~	302	296
3.168% due 09/25/2034 ^•	1,171	1,198
4.219% due 09/25/2034 ~	607	613
5.329% due 06/25/2032 ~	17	17
5.500% due 09/25/2035	3,832	3,578
7.500% due 05/25/2032	56	62
7.500% due 12/25/2032	1	1

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
2.758% due 06/25/2034 •		$270	$272
4.113% due 10/25/2033 ~		43	44
4.198% due 07/25/2033 ~		1,164	1,190
4.483% due 05/25/2034 ~		1,579	1,648
5.500% due 10/25/2035		1,116	991
6.000% due 11/25/2035 ^		24	20
Credit Suisse Mortgage Capital Certificates
3.500% due 04/26/2038 ~		993	1,003
3.814% due 07/27/2037 ~		13,140	12,441
4.299% due 04/28/2037 ~		7,941	8,204
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~		1,159	564
5.837% due 04/25/2037 ~		19,709	8,890
5.863% due 02/25/2037 ^~		3,269	1,504
6.000% due 07/25/2036		1,070	873
6.000% due 04/25/2037 ^		1,166	804
7.000% due 08/25/2037 ^~		5,558	4,568
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2057 (h)		178	177
0.000% due 01/25/2058 (h)		295	293
0.000% due 04/25/2058 (h)		9	9
2.385% due 05/27/2037 •		2,196	2,216
3.213% due 07/25/2057		15,015	13,589
3.255% due 07/25/2057 ~		515,820	471,745
3.547% due 01/25/2058 ~		158,170	157,225
3.651% due 06/25/2048		772,744	760,639
3.858% due 04/25/2058 ~		466,973	476,474
4.543% due 06/01/2050 ~		1,257,164	1,296,097
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.118% due 08/25/2037 ^•		5,023	4,220
2.138% due 08/25/2036 ^•		3,517	3,360
2.198% due 06/25/2037 ^•		4,056	3,968
2.258% due 01/25/2047 •		3,959	3,492
2.348% due 02/25/2036 •		12,855	12,605
3.680% due 10/25/2035 ~		1,533	1,368
5.000% due 10/25/2033		3	3
5.500% due 12/25/2035 ^		1,004	975
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
2.118% due 10/25/2036 ^•		11	8
5.869% due 10/25/2036 ^þ		863	830
5.886% due 10/25/2036 ^þ		863	830
6.005% due 10/25/2036 ^~		653	628
6.300% due 07/25/2036 ^þ		845	798
Deutsche Mortgage & Asset Receiving Corp.
2.465% due 11/27/2036 •		4,435	4,372
Downey Savings & Loan Association Mortgage Loan Trust
2.237% due 04/19/2047 ^•		833	773
2.877% due 09/19/2044 •		82	84
4.489% due 07/19/2044 ~		20	21
EMF-NL Prime BV
0.437% due 04/17/2041 •	EUR	5,526	5,797
Eurosail PLC
1.137% due 10/17/2040 •		2,173	2,380
First Horizon Alternative Mortgage Securities Trust
2.388% due 02/25/2037 •		$23	13
3.896% due 03/25/2035 ~		40	33
3.918% due 08/25/2035 ^~		2,004	1,844
4.430% due 08/25/2034 ~		256	259
5.500% due 05/25/2035		2,166	1,965
6.000% due 07/25/2036 ^		1,779	1,386
6.250% due 08/25/2037 ^		628	476
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		103	86
First Horizon Mortgage Pass-Through Trust
2.288% due 02/25/2035 •		16	16
3.978% due 10/25/2036 ~		508	450
4.074% due 10/25/2035 ^~		4,366	4,272
4.115% due 11/25/2035 ^~		972	912
4.284% due 11/25/2037 ^~		3,144	2,814
4.438% due 11/25/2034 ~		932	946
4.603% due 08/25/2035 ~		913	767
4.620% due 09/25/2035 ~		1,932	1,927
4.697% due 10/25/2035 ~		560	566
4.711% due 01/25/2037 ^~		36	32
5.250% due 05/25/2021 ^		303	220
5.750% due 02/25/2036 ^		422	358
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		60	63
General Motors Acceptance Corp.
7.430% due 12/01/2021		1	1

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GMAC Mortgage Corp. Loan Trust
4.067% due 05/25/2035 ~		$1,485	$1,462
4.381% due 04/19/2036 ^~		2,980	2,859
4.503% due 06/19/2035 ~		146	146
GPT GPP Mortgage Trust
3.040% due 06/15/2035 •		430	430
Great Hall Mortgages PLC
0.000% due 03/18/2039 •	EUR	1,206	1,300
0.913% due 03/18/2039 •	GBP	35,143	42,402
0.916% due 06/18/2039 •		10,428	12,514
2.275% due 06/18/2039 •		$16,065	15,624
GreenPoint Mortgage Funding Trust
2.218% due 10/25/2046 ^•		586	522
2.288% due 04/25/2036 ^•		39	127
2.358% due 10/25/2046 ^•		678	546
2.458% due 06/25/2045 •		498	476
2.558% due 11/25/2045 •		331	295
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		18,300	18,385
GS Mortgage Securities Trust
2.109% due 11/10/2045 ~(a)		38,174	1,914
3.199% due 10/10/2031		8,510	8,587
GSC Capital Corp. Mortgage Trust
2.198% due 05/25/2036 ^•		183	174
GSMPS Mortgage Loan Trust
2.368% due 09/25/2035 •		4,859	4,326
7.500% due 06/25/2043		2,346	2,618
GSR Mortgage Loan Trust
2.318% due 07/25/2035 •		140	128
2.368% due 01/25/2034 •		33	32
3.873% due 11/25/2035 ^~		2,314	1,914
3.916% due 06/25/2034 ~		246	246
4.040% due 04/25/2032 •		79	73
4.150% due 04/25/2036 ~		51	46
4.268% due 03/25/2037 ^~		4,780	4,255
4.287% due 11/25/2035 ~		12,708	13,075
4.300% due 03/25/2033 •		15	16
4.371% due 05/25/2035 ~		863	851
4.384% due 01/25/2036 ^~		108	111
4.424% due 04/25/2035 ~		243	249
4.427% due 05/25/2035 ~		21	21
4.547% due 09/25/2035 ~		38	39
4.643% due 07/25/2035 ~		29	30
4.682% due 11/25/2035 ~		13	13
4.739% due 04/25/2035 ~		1,181	1,209
5.000% due 05/25/2036 ^		200	462
5.000% due 05/25/2037 ^		6	6
5.500% due 06/25/2035		2,193	2,332
5.500% due 06/25/2036 ^		914	890
6.000% due 08/25/2021 ^		34	33
6.000% due 03/25/2032		6	6
6.000% due 11/25/2035 ^		10,265	7,657
6.000% due 11/25/2035		1,083	885
6.000% due 02/25/2036 ^		4,725	3,994
6.000% due 01/25/2037 ^		1,029	949
6.000% due 03/25/2037 ^		28	24
6.000% due 07/25/2037 ^		240	214
6.250% due 09/25/2036 ^		542	527
6.500% due 09/25/2036 ^		3,052	2,371
HarborView Mortgage Loan Trust
2.257% due 09/19/2046 ^•		3,502	3,276
2.497% due 05/19/2035 •		10,341	10,077
2.537% due 06/19/2035 •		1,469	1,483
2.617% due 06/19/2034 •		517	512
2.657% due 04/19/2034 •		588	571
2.697% due 01/19/2035 •		1,253	1,219
2.757% due 01/19/2035 •		2,082	1,931
2.777% due 01/19/2035 •		133	132
2.857% due 11/19/2034 •		211	199
3.005% due 06/19/2045 ^•		11,634	7,672
3.018% due 10/25/2037 •		1,279	1,315
3.913% due 06/19/2036 ^~		3,171	2,089
4.262% due 06/19/2036 ^~		5,663	3,764
4.295% due 04/19/2034 ~		15	15
4.394% due 07/19/2035 ^~		309	294
4.490% due 08/19/2036 ^~		602	579
4.669% due 12/19/2035 ^~		1,263	1,256
Hilton USA Trust
2.828% due 11/05/2035		33,800	33,759
Holmes Master Issuer PLC
2.663% due 10/15/2054 •		44,357	44,328
HomeBanc Mortgage Trust
2.278% due 01/25/2036 •		1,489	1,501
2.758% due 12/25/2034 •		1,871	1,896
2.878% due 08/25/2029 •		959	932
3.620% due 04/25/2037 ^~		1,017	973

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HSI Asset Securitization Corp. Trust
2.238% due 11/25/2035 •	$13,664	$12,516
Impac CMB Trust
2.758% due 11/25/2034 •	942	961
2.778% due 10/25/2033 •	13	13
2.798% due 10/25/2034 •	395	396
4.836% due 09/25/2034 þ	167	178
Impac Secured Assets CMN Owner Trust
4.706% due 07/25/2035 ~	611	548
Impac Secured Assets Trust
2.188% due 01/25/2037 •	1,371	1,366
IndyMac Adjustable Rate Mortgage Trust
3.671% due 01/25/2032 ~	168	169
3.902% due 01/25/2032 ~	58	56
4.447% due 08/25/2031 ~	276	283
IndyMac Mortgage Loan Trust
2.158% due 04/25/2037 •	1,666	1,665
2.198% due 02/25/2037 ^•	2,500	2,450
2.198% due 02/25/2037 •	14,538	13,506
2.218% due 11/25/2046 •	524	498
2.228% due 05/25/2046 •	99	98
2.318% due 11/25/2035 ^•	477	371
2.318% due 06/25/2037 ^•	958	611
2.478% due 04/25/2035 •	162	154
2.498% due 07/25/2035 •	1,622	1,621
2.658% due 07/25/2045 •	48	45
2.798% due 05/25/2034 •	4	4
2.818% due 11/25/2034 •	39	38
2.838% due 11/25/2034 ^•	1,057	947
3.132% due 06/25/2037 ~	6,105	4,460
3.397% due 06/25/2037 ^~	2,228	2,094
3.422% due 01/25/2035 ~	91	88
3.554% due 07/25/2037 ~	1,300	1,094
3.594% due 10/25/2035 ~	380	345
3.714% due 04/25/2037 ^~	8,793	7,786
3.732% due 05/25/2036 ~	2,431	2,269
3.736% due 12/25/2035 ~	3,058	2,889
3.740% due 01/25/2036 ^~	376	339
3.799% due 04/25/2037 ~	6,130	5,836
3.819% due 09/25/2035 ^~	10,300	9,709
3.865% due 02/25/2035 ~	362	351
3.868% due 08/25/2036 ~	1,301	1,266
3.874% due 03/25/2036 ^~	2,405	2,210
3.889% due 08/25/2035 ~	474	432
3.889% due 08/25/2035 ^~	402	367
3.927% due 01/25/2036 ^~	3,925	3,670
4.036% due 08/25/2035 ~	34	31
4.245% due 12/25/2034 ~	72	73
4.289% due 10/25/2034 ~	1,737	1,813
4.532% due 01/25/2036 ~	4,641	4,661
6.250% due 11/25/2037 ^	1,158	839
JPMorgan Alternative Loan Trust
2.158% due 03/25/2037 •	1,446	1,441
3.835% due 11/25/2036 ^~	571	573
3.844% due 12/25/2036 ~	8,613	8,398
4.173% due 05/25/2037 ^~	5,221	4,802
5.649% due 05/26/2037 ~	28,312	24,699
6.050% due 05/25/2036 þ	137	133
JPMorgan Chase Commercial Mortgage Securities Trust
3.028% due 06/15/2032 •	5,088	5,091
3.474% due 12/15/2049 ~	6,700	7,067
JPMorgan Mortgage Trust
3.716% due 07/27/2037 ~	9,076	9,355
3.886% due 10/25/2035 ^~	549	488
4.009% due 10/25/2036 ~	101	90
4.120% due 10/25/2036 ^~	2,703	2,432
4.127% due 10/25/2035 ^~	1,374	1,274
4.136% due 10/25/2035 ~	7,174	7,415
4.161% due 11/25/2035 ^~	1,140	1,110
4.167% due 04/25/2037 ^~	348	324
4.168% due 10/25/2035 ~	7,595	7,302
4.191% due 05/25/2036 ~	2,826	2,816
4.210% due 08/25/2036 ^~	2,320	2,171
4.211% due 04/25/2036 ~	2,889	2,913
4.211% due 04/25/2036 ^~	1,295	1,280
4.222% due 11/25/2035 ^~	2,019	1,899
4.246% due 11/25/2033 ~	9	9
4.256% due 08/25/2035 ^~	1,479	1,462
4.264% due 09/25/2035 ~	242	241
4.272% due 02/25/2034 ~	290	293
4.279% due 10/25/2036 ~	18,999	17,837
4.279% due 10/25/2036 ^~	35	33
4.334% due 06/25/2035 ~	1,685	1,717
4.368% due 04/25/2036 ^~	3,237	2,998
4.420% due 07/25/2035 ~	192	195

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.433% due 04/25/2035 ~		$114	$117
4.457% due 08/25/2035 ~		2,886	2,975
4.484% due 07/25/2035 ~		25	26
4.497% due 06/25/2035 ~		3,223	3,259
4.508% due 07/25/2035 ~		4,340	4,507
4.536% due 02/25/2036 ^~		11,108	10,425
4.576% due 08/25/2035 ~		938	957
4.577% due 07/25/2035 ~		909	928
4.624% due 06/25/2035 ~		320	296
4.627% due 07/25/2035 ~		104	105
4.635% due 02/25/2036 ^~		58	54
4.642% due 07/25/2035 ~		1,157	1,178
4.660% due 07/25/2035 ~		386	398
5.000% due 08/25/2020		150	145
5.500% due 03/25/2022 ^		88	86
5.500% due 07/25/2036 ^		783	683
5.750% due 01/25/2036 ^		23	18
6.500% due 07/25/2036 ^		3,557	2,571
6.500% due 08/25/2036 ^		528	376
Kirkby RMBS PLC
0.000% due 02/22/2045 ~	GBP	2	9,888
1.561% due 02/22/2045 •		123,755	149,431
2.250% due 02/22/2045		9,470	8,793
2.761% due 02/22/2045 •		29,232	34,950
Lavender Trust
6.250% due 10/26/2036		$5,477	4,358
Lehman Mortgage Trust
2.338% due 08/25/2036 ^•		6,090	4,708
2.668% due 06/25/2037 ^•		528	462
5.000% due 12/25/2035 ^		132	121
5.191% due 01/25/2036 ^~		3,128	3,165
5.325% due 12/25/2035 ~		4,570	2,408
5.500% due 01/25/2036		862	731
5.726% due 04/25/2036 ^~		764	678
6.000% due 07/25/2036 ^		5,457	4,180
Lehman XS Trust
2.138% due 07/25/2037 •		1,078	1,069
2.178% due 03/25/2047 ^•		2,991	3,014
2.208% due 11/25/2046 •		252	241
2.218% due 08/25/2046 ^•		1,235	1,178
2.218% due 08/25/2046 •		10,995	10,652
Luminent Mortgage Trust
2.178% due 11/25/2036 ^•		230	215
2.218% due 02/25/2046 •		66	59
2.258% due 04/25/2036 •		10,872	9,388
2.378% due 12/25/2036 ^•		3,530	3,338
MASTR Adjustable Rate Mortgages Trust
2.218% due 05/25/2047 •		402	445
2.228% due 04/25/2046 •		5,249	4,880
2.258% due 05/25/2037 •		924	581
2.438% due 05/25/2047 ^•		27	856
2.618% due 05/25/2047 ^•		628	913
3.241% due 07/25/2035 ^~		580	550
3.945% due 03/25/2035 ~		351	342
4.061% due 05/25/2034 ~		110	111
4.153% due 12/25/2033 ~		29	29
4.210% due 12/25/2034 ~		2,368	2,394
4.598% due 12/25/2033 ~		78	80
4.784% due 10/25/2034 ~		1,370	1,364
4.985% due 10/25/2032 ~		146	150
MASTR Alternative Loan Trust
2.418% due 03/25/2036 ^•		6,888	1,257
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		428	414
MASTR Reperforming Loan Trust
2.378% due 07/25/2035 ^•		3,097	2,367
7.000% due 08/25/2034		2,003	2,086
7.000% due 05/25/2035		563	549
MASTR Seasoned Securitization Trust
6.500% due 08/25/2032 ~		2,545	2,666
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
2.728% due 11/15/2031 •		1,752	1,774
2.768% due 09/15/2030 •		573	575
2.908% due 11/15/2031 •		34	34
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.888% due 08/15/2032 •		77	76
2.891% due 10/20/2029 •		1,360	1,363
Merrill Lynch Alternative Note Asset Trust
2.128% due 03/25/2037 •		907	379
2.315% due 02/25/2037 •		419	420
2.318% due 03/25/2037 •		2,400	1,031
4.178% due 06/25/2037 ^~		1,282	976
6.000% due 03/25/2037		1,142	376

14	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Merrill Lynch Mortgage Investors Trust
2.268% due 11/25/2035 •		$15	$15
2.288% due 04/25/2035 •		215	216
2.559% due 04/25/2029 •		360	358
2.638% due 10/25/2028 •		40	40
2.678% due 06/25/2028 •		635	638
2.678% due 09/25/2029 •		43	43
2.678% due 11/25/2029 •		155	154
2.703% due 10/25/2028 •		27	27
2.758% due 03/25/2028 •		26	26
2.779% due 11/25/2029 •		162	164
2.798% due 03/25/2028 •		11	11
3.531% (US0006M + 1.500%) due 12/25/2032 ~		196	200
4.245% due 05/25/2033 ~		2,516	2,573
4.332% due 06/25/2035 ~		5,067	5,135
4.343% due 12/25/2035 ~		828	818
4.374% due 09/25/2035 ^~		8,145	7,498
4.380% due 08/25/2034 ~		530	538
4.437% due 02/25/2033 ~		15	15
4.448% due 02/25/2034 ~		7	7
4.448% due 02/25/2035 ~		3,621	3,683
4.483% due 05/25/2036 ~		2,629	2,690
4.540% due 12/25/2034 ~		29	30
4.576% due 07/25/2035 ^~		301	298
4.601% due 12/25/2035 ~		587	565
4.616% due 09/25/2035 ~		2,119	2,174
4.618% due 06/25/2037 ~		623	621
4.654% due 11/25/2035 •		2,898	2,986
4.880% due 05/25/2033 ~		9	9
Morgan Stanley Mortgage Loan Trust
2.278% due 03/25/2036 •		1,291	1,057
2.298% due 01/25/2036 •		10,545	8,066
2.308% due 12/25/2035 •		33	29
2.328% due 01/25/2035 •		5	5
2.338% due 01/25/2035 •		2,425	2,429
3.278% due 06/25/2037 ~		3,497	2,284
3.608% due 07/25/2035 ~		329	311
3.629% due 11/25/2037 ~		11,156	9,991
4.034% due 06/25/2036 ~		10,650	9,507
4.165% due 07/25/2035 ^~		6,962	6,534
4.365% due 06/25/2036 ~		158	163
4.413% due 07/25/2035 ^~		155	147
4.515% due 09/25/2035 ^~		2,248	1,439
5.701% due 02/25/2047 þ		1,745	1,118
6.000% due 02/25/2036 ^		397	411
6.000% due 10/25/2037 ^		1,631	1,349
MortgageIT Mortgage Loan Trust
2.248% due 04/25/2036 •		8,086	7,838
MortgageIT Trust
2.798% due 02/25/2035 •		455	460
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^		626	643
Natixis Commercial Mortgage Securities Trust
3.513% due 05/18/2024 «•		51,300	51,395
New York Mortgage Trust
4.655% due 05/25/2036 ^~		7,735	7,597
Newgate Funding PLC
0.206% due 12/15/2050 •	EUR	66,579	70,336
0.927% due 12/01/2050 •	GBP	659	765
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.018% due 05/25/2035 •		$3,261	2,641
3.726% due 10/25/2035 ~		66	66
5.020% due 02/25/2036 ^~		392	351
5.820% due 03/25/2047 þ		928	986
7.000% due 02/19/2030 ~		733	755
Paragon Mortgages PLC
1.007% due 10/15/2041 •	GBP	1,575	1,836
1.128% due 05/15/2041 •		18,069	21,657
Prime Mortgage Trust
2.418% due 02/25/2034 •		$1,114	1,056
Proteus RMBS DAC
0.000% due 10/29/2054 «(h)	EUR	481	8,210
0.000% due 10/29/2054 (h)		33,620	20,068
0.143% due 10/29/2054		257,595	280,614
0.593% due 10/29/2054		20,861	22,699
0.793% due 10/29/2054		15,172	16,509
1.443% due 10/29/2054		11,379	12,362
2.693% due 10/29/2054		9,482	10,235

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Provident Funding Mortgage Loan Trust
4.869% due 04/25/2034 ~		$295	$298
RAAC Trust
2.388% due 09/25/2034 •		308	312
RBSGC Mortgage Loan Trust
2.398% due 12/25/2034 •		22,989	20,130
RBSSP Resecuritization Trust
2.238% due 10/27/2036 •		2,705	2,308
2.385% due 08/27/2037 •		2,963	2,918
2.415% due 09/27/2037 •		9,301	7,574
2.475% due 02/27/2037 •		3,214	2,817
Regal Trust
2.644% due 09/29/2031 •		14	14
Residential Accredit Loans, Inc. Trust
2.148% due 02/25/2037 •		5,884	5,760
2.158% due 01/25/2037 •		5,335	5,216
2.168% due 02/25/2037 •		2,457	2,322
2.198% due 05/25/2036 •		13,348	12,888
2.198% due 09/25/2036 •		2,657	2,537
2.203% due 12/25/2036 •		34	32
2.208% due 07/25/2036 •		3,422	3,253
2.208% due 08/25/2036 ^•		5,869	5,566
2.208% due 09/25/2036 ^•		56	53
2.228% due 06/25/2037 •		1,844	1,633
2.288% due 02/25/2046 ^•		1,676	1,283
2.318% due 08/25/2035 •		407	371
2.348% due 03/25/2037 •		1,273	291
2.418% due 11/25/2036 ^•		1,580	1,197
3.806% due 09/25/2045 •		331	314
4.066% due 08/25/2035 ^~		1,529	951
4.469% due 04/25/2035 ~		1,449	1,349
5.117% due 09/25/2035 ^~		303	274
5.250% due 09/25/2020		1,412	1,373
5.483% due 02/25/2036 ^~		894	807
6.000% due 08/25/2036 ^		1,867	1,787
6.000% due 09/25/2036 ^		1,900	1,741
6.000% due 09/25/2036		1,662	1,523
6.000% due 11/25/2036 ^		2,105	1,943
6.000% due 01/25/2037 ^		10	10
6.250% due 03/25/2037 ^		1,489	1,342
6.500% due 07/25/2037 ^		521	500
6.500% due 09/25/2037 ^		1,906	1,875
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		180	203
Residential Asset Securitization Trust
5.000% due 11/25/2019		57	57
5.500% due 08/25/2034		87	91
5.500% due 06/25/2035 ^		494	419
5.750% due 02/25/2036 ^		692	479
6.000% due 04/25/2037 ^		292	257
6.000% due 05/25/2037 ^		163	140
6.000% due 07/25/2037 ^		1,194	748
6.250% due 08/25/2036		114	103
6.250% due 10/25/2036 ^		337	339
6.250% due 11/25/2036 ^		2,013	1,302
6.250% due 09/25/2037 ^		2,052	1,252
6.500% due 08/25/2036		1,359	718
6.500% due 09/25/2036 ^		1,349	939
Residential Funding Mortgage Securities, Inc. Trust
4.574% due 11/25/2035 ^~		85	77
4.637% due 06/25/2035 ~		152	155
4.675% due 02/25/2037 ~		2,834	2,394
4.781% due 02/25/2036 ^~		2,116	1,981
5.226% due 07/27/2037 ^~		7,698	6,920
5.500% due 12/25/2034		378	398
5.750% due 12/25/2035		1,194	1,219
6.000% due 06/25/2036 ^		1,236	1,223
6.000% due 07/25/2036 ^		1,453	1,474
6.000% due 10/25/2036 ^		6,262	5,970
6.000% due 06/25/2037 ^		636	599
6.500% due 03/25/2032		74	77
RESIMAC Bastille Trust
2.917% due 12/05/2059 •		281	281
Resloc UK PLC
1.001% due 12/15/2043 •	GBP	2,726	3,104
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	2,045	2,135
0.933% due 06/12/2044 •	GBP	29,515	34,228
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	79,607	40,921

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.187% due 09/28/2055 •	EUR	800,873	$859,247
0.337% due 09/28/2055 •		62,548	65,909
0.587% due 09/28/2055 •		42,646	44,287
1.000% due 09/28/2055 ~		15,864	12,079
1.087% due 09/28/2055 •		25,587	26,446
1.837% due 09/28/2055 •		42,646	43,173
Securitized Asset Sales, Inc.
4.361% due 11/26/2023 ~		$39	36
Sequoia Mortgage Trust
2.244% due 07/20/2036 •		45	44
2.254% due 06/20/2036 •		1,160	1,129
2.394% due 07/20/2033 •		139	137
2.677% due 09/20/2033 •		208	208
2.704% due 06/20/2033 •		7	7
2.804% due 10/20/2027 •		38	37
2.844% due 10/20/2027 •		558	557
3.134% due 05/20/2034 •		1,098	1,086
3.154% due 05/20/2034 •		353	358
3.659% due 01/20/2047 ^~		1,645	1,338
3.786% due 09/20/2046 ^~		3,402	2,798
4.228% due 01/20/2047 ^~		2,283	2,032
Structured Adjustable Rate Mortgage Loan Trust
0.490% (LIBOR01M + 0.300%) due 09/25/2034 ~		1,488	1,436
2.318% due 10/25/2035 •		763	769
2.318% due 08/25/2036 ^•		4,341	3,459
3.531% due 10/25/2037 ^•		633	591
3.790% due 11/25/2035 ^~		284	270
3.846% due 01/25/2035 ^•		164	161
4.032% due 04/25/2036 ^~		3,505	2,956
4.039% due 01/25/2035 ~		419	424
4.060% due 06/25/2036 ^~		169	168
4.122% due 02/25/2036 ^~		1,716	1,608
4.159% due 08/25/2035 ~		48	49
4.225% due 09/25/2034 ~		11	11
4.227% due 05/25/2036 ^~		3,683	3,508
4.291% due 12/25/2035 ~		2,764	2,665
4.293% due 02/25/2036 ^~		2,244	1,755
4.396% due 09/25/2035 ~		1,156	1,132
4.413% due 02/25/2036 ^~		3,094	2,934
4.444% due 12/25/2034 ~		34	34
4.450% due 03/25/2036 ^~		562	525
4.458% due 02/25/2034 ~		880	898
4.558% due 05/25/2036 ^~		805	779
4.772% due 09/25/2034 ~		374	377
Structured Asset Mortgage Investments Trust
2.208% due 06/25/2036 •		1,655	1,669
2.228% due 04/25/2036 •		754	751
2.228% due 05/25/2036 •		120	115
2.238% due 05/25/2046 •		10,692	5,978
2.248% due 02/25/2036 ^•		208	205
2.278% due 03/25/2037 •		1,960	1,327
2.278% due 05/25/2046 ^•		12	22
2.307% due 07/19/2035 •		3,179	3,169
2.328% due 12/25/2035 ^•		2,714	2,734
2.358% due 03/25/2037 ^•		136	82
2.717% due 09/19/2032 •		1,575	1,562
2.757% due 01/19/2034 •		204	202
2.897% due 10/19/2033 •		384	370
3.732% due 02/25/2036 ^•		10,530	10,493
3.846% due 12/25/2035 ^•		2,067	2,165
6.242% due 06/25/2029 ~		13	13
Structured Asset Securities Corp.
5.140% due 04/15/2027 ~		10	10
5.500% due 06/25/2035		1,277	1,357
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		2,833	2,421
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.309% due 07/25/2032 ~		27	26
4.379% due 01/25/2034 ~		1,885	1,933
4.574% due 03/25/2033 ~		1,154	1,183
4.622% due 11/25/2033 ~		92	94
4.635% due 07/25/2033 ~		25	26
5.240% due 06/25/2034 þ		124	125
SunTrust Adjustable Rate Mortgage Loan Trust
4.143% due 10/25/2037 ~		738	699
4.666% due 02/25/2037 ^~		487	465
4.688% due 04/25/2037 ^~		494	415
4.798% due 01/25/2037 ^~		3,739	3,526

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SunTrust Alternative Loan Trust
2.668% due 12/25/2035 ^•		$4,322	$3,654
5.750% due 12/25/2035 ^		2,841	2,775
6.000% due 04/25/2036 ^		671	591
Taurus IT SRL
1.094% due 02/18/2027 •	EUR	687	750
TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ		$668	358
5.970% due 09/25/2036 ^þ		5,583	442
6.015% due 07/25/2037 þ		1,164	800
6.500% due 07/25/2036		4,926	2,419
Thornburg Mortgage Securities Trust
2.368% due 12/25/2033 •		446	444
3.283% due 06/25/2047 ^•		32,499	30,739
3.283% due 06/25/2047 •		3	3
3.333% due 03/25/2037 ^•		14,290	13,326
3.948% due 10/25/2043 ~		274	274
4.031% due 09/25/2037 ~		4,256	4,317
4.286% due 09/25/2047 ~		38,983	35,130
4.287% due 10/25/2046 •		80,575	82,036
4.469% due 07/25/2036 •		58,977	57,463
Trinity Square PLC
1.917% due 07/15/2051 •	GBP	9,521	11,753
Wachovia Mortgage Loan Trust LLC
4.265% due 08/20/2035 ^~		$2,440	2,333
4.505% due 10/20/2035 ~		493	462
4.536% due 10/20/2035 ~		15	16
4.573% due 03/20/2037 ^~		1,384	1,365
4.640% due 08/20/2035 ^~		1,286	1,262
WaMu Mortgage Pass-Through Certificates Trust
2.288% due 12/25/2045 •		479	477
2.405% due 07/25/2047 ^•		3,430	2,912
2.428% due 11/25/2045 •		295	295
2.428% due 12/25/2045 •		253	250
2.598% due 07/25/2045 •		227	227
2.641% due 05/25/2046 •		270	260
2.641% due 12/25/2046 •		7,774	7,888
2.655% due 10/25/2046 •		9,696	9,450
2.758% due 11/25/2034 •		711	718
2.998% due 11/25/2034 •		345	350
3.206% due 04/25/2047 •		11,623	11,722
3.216% due 05/25/2047 •		12,665	12,155
3.446% due 08/25/2046 •		149	141
3.536% due 04/25/2037 ^~		2,361	2,176
3.601% due 11/25/2036 ^~		23	23
3.675% due 12/25/2036 ^~		64	61
3.693% due 05/25/2037 ^~		129	116
3.696% due 03/25/2036 ^~		14,275	13,499
3.719% due 12/25/2036 ^~		10,308	9,952
3.720% due 09/25/2036 ^~		5,018	4,864
3.773% due 08/25/2036 ^~		1,201	1,142
3.814% due 08/25/2046 ^~		7,892	7,737
3.823% due 12/25/2036 ^~		8,043	8,071
3.846% due 06/25/2042 •		445	444
3.876% due 10/25/2035 ~		644	642
3.878% due 08/25/2035 ~		360	354
3.884% due 08/25/2036 ^~		162	159
3.886% due 02/25/2037 ^~		5,609	5,258
3.941% due 02/25/2037 ^~		550	529
3.953% due 01/25/2036 ^~		5,137	5,093
3.957% due 05/25/2037 ^~		1,807	1,775
3.982% due 02/25/2037 ^~		7,117	7,073
3.988% due 12/25/2035 ~		1,667	1,643
3.990% due 07/25/2037 ^~		312	296
3.998% due 08/25/2036 ~		10,047	9,270
4.053% due 02/25/2037 ^~		12,800	12,658
4.064% due 04/25/2037 ^~		1,094	1,072
4.176% due 09/25/2035 ~		13,410	13,659
4.209% due 04/25/2035 ~		3,827	3,965
4.215% due 12/25/2035 ~		10,390	10,420
4.241% due 03/25/2037 ~		19,826	20,027
4.319% due 09/25/2033 ~		539	563
4.367% due 05/25/2035 ~		21,975	22,612
4.401% due 09/25/2033 ~		60	62
4.413% due 08/25/2034 ~		234	238
4.423% due 03/25/2035 ~		1,432	1,428
4.733% due 01/25/2033 ~		100	105
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (h)	GBP	4	14,577
1.565% due 12/21/2049 •		209,929	258,132
2.265% due 12/21/2049 •		23,296	28,690

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.765% due 12/21/2049 •	GBP	11,648	$14,411
3.265% due 12/21/2049 •		6,656	8,260
3.765% due 12/21/2049 •		6,656	8,148
Washington Mutual Mortgage Pass-Through Certificates Trust
2.178% due 02/25/2037 ^•		$14,822	11,927
2.468% due 04/25/2035 •		7,360	5,980
3.328% due 05/25/2033 ~		108	107
3.416% due 05/25/2046 ^•		4,284	3,749
3.826% due 02/25/2033 ~		10	10
4.262% due 09/25/2036 ^þ		3,560	1,697
4.268% due 06/25/2033 ~		2,169	2,188
4.395% due 02/25/2031 ~		1	1
5.500% due 11/25/2035 ^		667	668
5.500% due 06/25/2037 ^		1,375	1,410
6.000% due 04/25/2036 ^		1,475	1,384
6.268% due 07/25/2036 þ		1,400	598
6.449% due 07/25/2036 ^þ		2,392	1,021
Wells Fargo Alternative Loan Trust
4.908% due 07/25/2037 ^~		1,148	1,099
Wells Fargo Commercial Mortgage Trust
3.615% due 12/15/2049		11,561	12,265
Wells Fargo Mortgage-Backed Securities Trust
2.518% due 07/25/2037 ^•		631	561
4.606% due 10/25/2035 ~		6,677	6,757
4.764% due 09/25/2033 ~		46	47
4.819% due 03/25/2036 ~		4,598	4,740
4.827% due 12/25/2033 ~		413	433
4.843% due 11/25/2034 ~		318	328
4.887% due 12/25/2033 ~		74	77
4.897% due 11/25/2034 ~		53	55
4.912% due 03/25/2036 ^~		2,559	2,586
4.915% due 10/25/2035 ~		2,602	2,656
4.941% due 06/25/2033 ~		148	153
4.945% due 12/25/2034 ~		282	294
4.946% due 01/25/2035 ~		1,320	1,352
4.968% due 06/25/2035 ~		1,379	1,444
4.970% due 08/25/2033 ~		55	56
4.975% due 07/25/2034 ~		8	8
4.977% due 12/25/2034 ~		6	6
4.990% due 03/25/2036 ~		982	984
4.991% due 03/25/2036 ~		24,064	24,833
4.992% due 06/25/2035 ~		156	158
5.000% due 03/25/2036		571	563
5.002% due 05/25/2035 ~		933	955
5.013% due 01/25/2035 ~		310	328
5.025% due 06/25/2034 ~		1,136	1,194
5.085% due 05/25/2035 ~		16	16
5.154% due 03/25/2036 ~		87	87
5.220% due 04/25/2036 ~		2,044	2,032
5.221% due 03/25/2036 ^~		1,267	1,289
5.500% due 11/25/2035		104	105
5.500% due 01/25/2036 ^		1,113	1,122
6.000% due 07/25/2037 ^		6,379	6,445
6.000% due 08/25/2037		4,437	4,529
6.000% due 08/25/2037 ^		302	309
6.250% due 07/25/2037 ^		109	108

Total Non-Agency Mortgage-Backed Securities (Cost $7,959,053)			7,933,930

ASSET-BACKED SECURITIES 9.1%
Aames Mortgage Investment Trust
2.798% due 10/25/2035 •		3,100	3,097
Accredited Mortgage Loan Trust
2.148% due 02/25/2037 •		66	66
2.338% due 12/25/2035 •		391	391
2.888% due 01/25/2035 •		754	757
4.330% due 06/25/2033 þ		1,423	1,402
4.980% due 10/25/2033 þ		1,209	1,270
ACE Securities Corp. Home Equity Loan Trust
2.078% due 10/25/2036 •		12	6
2.128% due 12/25/2036 •		6,111	2,195
2.178% due 08/25/2036 ^•		5,212	1,848
2.218% due 12/25/2036 •		23,562	8,681
2.238% due 08/25/2036 ^•		6,698	2,415
2.568% due 12/25/2045 ^•		5,151	3,691
2.638% due 02/25/2036 ^•		2,628	2,612
2.678% due 11/25/2035 •		10,288	10,359
2.718% due 08/25/2045 •		2,868	2,836
2.993% due 11/25/2033 •		1,787	1,779

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.993% due 12/25/2034 •		$292	$291
2.993% due 07/25/2035 •		3,118	3,156
3.818% due 10/25/2032 •		969	980
Aegis Asset-Backed Securities Trust
2.448% due 12/25/2035 •		3,300	3,224
2.498% due 06/25/2035 •		3,500	3,216
Allegro CLO Ltd.
3.486% due 01/30/2026 •		6,397	6,401
Ally Master Owner Trust
2.348% due 07/15/2022 •		15,300	15,310
AmeriCredit Automobile Receivables Trust
1.800% due 10/08/2021		2,677	2,675
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.708% due 04/25/2034 •		83	83
2.798% due 05/25/2034 •		2,323	2,338
2.888% due 07/25/2034 •		306	308
4.376% due 05/25/2034 ^þ		686	720
5.393% due 11/25/2032 ^•		3,579	3,609
Amortizing Residential Collateral Trust
3.053% due 07/25/2032 •		58	58
3.143% due 08/25/2032 •		65	63
Apex Credit CLO Ltd.
3.306% due 10/27/2028 •		25,000	25,057
Apidos CLO
3.283% due 01/19/2025 •		3,069	3,071
Arbor Realty Commercial Real Estate Notes Ltd.
3.328% due 04/15/2027 •		19,400	19,413
Ares CLO Ltd.
3.493% due 04/17/2026 •		6,426	6,432
Argent Securities Trust
2.128% due 09/25/2036 •		4,618	1,871
2.168% due 06/25/2036 •		20,595	7,309
2.168% due 09/25/2036 •		23,843	9,736
2.208% due 03/25/2036 •		6,706	4,202
2.288% due 05/25/2036 •		26,337	10,360
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.338% due 01/25/2036 •		12,178	11,605
3.143% due 11/25/2034 •		3,522	3,555
4.043% due 05/25/2034 •		675	674
Asset-Backed Funding Certificates Trust
2.878% due 12/25/2030 •		752	742
3.068% due 03/25/2034 ^•		2,576	2,422
3.113% due 05/25/2032 •		493	491
Asset-Backed Securities Corp. Home Equity Loan Trust
2.098% due 05/25/2037 •		207	157
2.468% due 11/25/2035 •		5,403	5,431
2.778% due 10/25/2034 •		1	1
3.378% due 04/15/2033 •		1,580	1,586
4.264% due 08/15/2033 •		518	521
5.253% due 08/15/2032 •		6,672	6,556
Avery Point CLO Ltd.
3.376% due 04/25/2026 •		868	868
3.420% due 01/18/2025 •		10,447	10,456
B2R Mortgage Trust
2.567% due 06/15/2049		15,775	15,737
Barings Euro CLO BV
1.050% due 07/27/2030	EUR	1,400	1,527
Bear Stearns Asset-Backed Securities Trust
2.128% due 04/25/2031 •		$977	1,484
2.188% due 12/25/2036 ^•		3,729	4,031
2.208% due 05/25/2035 •		624	624
2.258% due 06/25/2047 •		7,500	7,438
2.358% due 05/25/2036 ^•		1,624	1,572
2.418% due 11/25/2034 ^•		1,420	1,291
2.418% due 02/25/2036 •		10,000	9,984
2.468% due 12/25/2042 •		120	117
2.658% due 12/25/2034 •		4	4
2.678% due 10/25/2032 •		834	838
2.690% due 12/25/2036		8,716	8,727
2.818% due 10/27/2032 •		773	759
2.993% due 08/25/2035 •		1,629	1,634
3.018% due 10/25/2037 •		$204	$205
3.018% due 11/25/2042 •		154	155
3.068% due 08/25/2037 •		6,445	5,657
3.143% due 02/25/2035 •		4,015	4,046
3.477% due 10/25/2036 ~		927	635
4.349% due 07/25/2036 ~		75	75
4.868% due 06/25/2043 ~		430	442
5.500% due 01/25/2034 þ		25	26
Black Diamond CLO Ltd.
3.353% due 02/06/2026 •		17,049	17,061

16	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Capital Auto Receivables Asset Trust
1.690% due 03/20/2021		$3,362	$3,360
CARDS Trust
2.378% due 04/17/2023 •		53,000	53,047
3.047% due 04/17/2023		53,300	53,568
CarMax Auto Owner Trust
2.690% due 07/15/2022		31,400	31,593
2.730% due 08/16/2021		14,475	14,499
Carrington Mortgage Loan Trust
2.078% due 01/25/2037 •		428	417
2.178% due 10/25/2036 •		4,742	3,729
2.268% due 10/25/2036 •		5,555	4,419
2.278% due 02/25/2037 •		53,326	50,224
Carvana Auto Receivables Trust
2.600% due 01/18/2022		12,200	12,209
Catamaran CLO Ltd.
3.700% due 10/18/2026 •		7,563	7,576
CDC Mortgage Capital Trust
2.813% due 07/25/2034 •		1,507	1,491
Cent CLO Ltd.
3.373% due 10/15/2026 •		28,800	28,800
Chase Funding Trust
2.578% due 02/25/2033 •		45	44
2.658% due 08/25/2032 •		566	558
2.678% due 11/25/2032 •		14	14
2.918% due 02/25/2032 •		273	272
Chesapeake Funding LLC
2.398% due 08/15/2030		20,110	20,098
3.230% due 08/15/2030		3,140	3,183
CIT Group Home Equity Loan Trust
3.068% due 09/25/2030 •		1,405	1,402
CIT Mortgage Loan Trust
3.368% due 10/25/2037 •		14,406	14,604
Citigroup Mortgage Loan Trust
2.158% due 12/25/2036 •		560	558
2.178% due 12/25/2036 •		11,822	8,216
2.188% due 07/25/2045 •		10,130	8,170
2.208% due 05/25/2037 •		12,123	9,207
2.268% due 08/25/2036 •		22,856	22,581
2.278% due 07/25/2045 •		4,841	3,947
2.288% due 05/25/2037 •		17,700	17,339
2.468% due 11/25/2045 •		2,533	2,527
4.600% due 10/25/2037 þ		3,066	3,175
5.764% due 01/25/2037 ^þ		1,151	806
6.351% due 05/25/2036 ^þ		2,744	1,541
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
2.948% due 05/25/2035 •		3,900	3,909
Citigroup Mortgage Loan Trust, Inc.
2.278% due 01/25/2037 •		6,000	5,979
2.753% due 09/25/2035 ^•		11,100	11,124
Commonbond Student Loan Trust
2.550% due 05/25/2041		9,055	9,105
Conseco Finance Corp.
6.240% due 12/01/2028		12	12
6.870% due 04/01/2030 ~		101	105
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031 þ		282	315
Cork Street CLO Designated Activity Co.
0.760% due 11/27/2028 •	EUR	17,400	18,973
Countrywide Asset-Backed Certificates
2.158% due 07/25/2037 ^•		$5,586	5,129
2.158% due 08/25/2037 ^•		16,180	15,354
2.158% due 08/25/2037 •		806	795
2.168% due 01/25/2037 •		6,555	6,429
2.168% due 05/25/2037 •		10,973	10,907
2.178% due 01/25/2034 •		584	582
2.178% due 12/25/2035 ^•		1,434	1,422
2.188% due 05/25/2037 •		6,616	6,609
2.188% due 06/25/2047 •		3,467	3,459
2.198% due 06/25/2047 •		560	558
2.198% due 11/25/2047 ^•		2,717	2,344
2.238% due 09/25/2037 ^•		3,100	2,646
2.238% due 09/25/2047 ^•		31,156	27,629
2.248% due 10/25/2047 •		6,798	6,581
2.308% due 06/25/2036 •		5,112	5,118
2.308% due 08/25/2036 •		5,438	5,443
2.318% due 06/25/2036 •		2,605	2,612
2.318% due 07/25/2036 •		2,891	2,897
2.358% due 04/25/2036 •		749	751
2.358% due 12/25/2036 ^•		499	334
2.418% due 08/25/2034 •		769	765
2.458% due 04/25/2036 •		4,500	4,521
2.468% due 03/25/2036 •		2,600	2,575
2.508% due 02/25/2036 •		3,400	3,406

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.758% due 05/25/2032 •		$15	$15
4.629% due 10/25/2046 ^~		5,471	5,375
4.742% due 10/25/2032 ^~		5,621	5,279
Countrywide Asset-Backed Certificates Trust
2.158% due 02/25/2037 •		11,364	10,811
2.158% due 03/25/2037 •		4,629	4,479
2.178% due 03/25/2037 •		4,967	4,942
2.178% due 09/25/2046 •		2,150	2,127
2.208% due 06/25/2047 •		3,077	3,057
2.468% due 04/25/2036 •		2,048	2,053
2.478% due 05/25/2036 •		29,906	29,691
2.508% due 02/25/2036 •		813	816
2.548% due 02/25/2036 •		4,800	4,808
2.598% due 11/25/2035 •		256	257
2.658% due 02/25/2036 •		9,944	9,970
2.668% due 07/25/2035 •		7,661	7,703
2.718% due 11/25/2035 •		2,000	2,006
2.818% due 08/25/2047 •		20,181	20,174
3.368% due 04/25/2035 •		3,500	3,547
4.693% due 10/25/2035 ~		142	144
4.702% due 12/25/2034 ~		2,100	2,131
4.740% due 10/25/2035 ~		31	32
5.103% due 05/25/2035 þ		1,033	1,047
5.583% due 08/25/2035 ~		17,821	18,931
5.859% due 10/25/2046 ^~		3,911	3,732
Countrywide Asset-Backed Certificates Trust, Inc.
2.758% due 12/25/2034 •		2,483	2,506
2.918% due 11/25/2034 •		410	413
Countrywide Asset-Backed Certificates, Inc.
4.418% due 01/25/2034 ^•		9,159	7,717
Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		13,500	13,700
Credit Suisse First Boston Mortgage Securities Corp.
2.758% due 08/25/2032 •		1,891	1,864
3.668% due 05/25/2043 •		434	434
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (h)		588,073	545,116
1.000% due 02/25/2056		136	136
Credit-Based Asset Servicing & Securitization LLC
2.138% due 07/25/2037 •		354	237
3.118% due 04/25/2032 •		44	44
3.158% due 07/25/2036 •		659	660
6.780% due 05/25/2035 þ		1,235	1,280
Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.781% due 03/25/2037 ^þ		5,680	3,158
Credit-Based Asset Servicing & Securitization Trust
2.078% due 11/25/2036 •		110	68
2.168% due 11/25/2036 •		10,562	6,638
2.268% due 04/25/2037 •		1,003	773
Crown Point CLO Ltd.
3.713% due 07/17/2028		15,100	15,061
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		1,645	642
5.720% due 09/25/2036 ^þ		2,302	1,280
6.172% due 06/25/2036 ^þ		2,033	976
CVP Cascade CLO Ltd.
3.472% due 01/16/2026 •		8,361	8,363
Delta Funding Home Equity Loan Trust
2.848% due 09/15/2029 •		152	151
Denali Capital CLO LLC
3.317% due 10/26/2027 •		30,400	30,371
Driver Australia Trust
2.810% due 07/21/2026	AUD	10,328	6,964
Dryden Senior Loan Fund
3.203% due 10/15/2027 •		$22,800	22,789
Educational Funding Co. LLC
2.526% due 10/25/2029 •		532	531
EMC Mortgage Loan Trust
2.758% due 05/25/2040 •		23	23
2.918% due 05/25/2043 •		58	58
Enterprise Fleet Financing LLC
3.380% due 05/20/2024		21,524	21,823
EquiFirst Mortgage Loan Trust
2.768% due 01/25/2034 •		18	18
Evergreen Credit Card Trust
1.900% due 09/15/2024		28,300	28,189
Exeter Automobile Receivables Trust
2.050% due 12/15/2021		1,495	1,495
2.900% due 01/18/2022		3,163	3,165
3.050% due 12/15/2021		7,474	7,484
FAB UK Ltd.
1.365% due 12/06/2045 •	GBP	6,083	6,943
Fieldstone Mortgage Investment Trust
2.208% due 05/25/2036 •		$9,749	7,540
2.305% due 11/25/2036 •		10,533	7,413

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Figueroa CLO Ltd.
3.203% due 01/15/2027 •		$14,896	$14,887
Finance America Mortgage Loan Trust
2.918% due 08/25/2034 •		383	385
First Franklin Mortgage Loan Trust
2.178% due 04/25/2036 •		3,676	3,595
2.258% due 08/25/2036 •		6,207	5,611
2.258% due 10/25/2036 •		5,666	4,519
2.468% due 11/25/2036 •		5,567	5,595
2.488% due 07/25/2035 •		11	11
2.508% due 07/25/2035 •		2,000	2,013
2.753% due 12/25/2034 •		2,759	2,906
3.218% due 01/25/2035 •		2,690	2,719
3.443% due 10/25/2034 •		1,572	1,571
First NLC Trust
2.099% due 05/25/2035 •		1,389	1,365
2.158% due 08/25/2037 •		3,275	2,104
2.298% due 08/25/2037 •		1,854	1,218
Ford Credit Auto Lease Trust
2.710% due 12/15/2020		48,223	48,256
2.930% due 04/15/2021		26,238	26,276
Ford Credit Floorplan Master Owner Trust
2.488% due 11/15/2021 •		8,930	8,934
2.840% due 03/15/2024		53,200	54,230
Fremont Home Loan Trust
2.078% due 01/25/2037 •		34	19
2.118% due 08/25/2036 •		424	180
2.148% due 11/25/2036 •		45,864	20,975
2.168% due 01/25/2037 •		14,886	8,723
2.178% due 08/25/2036 •		8,683	3,744
2.188% due 02/25/2037 •		55,414	28,159
2.258% due 02/25/2037 •		21,044	10,910
2.268% due 05/25/2036 •		12,626	8,830
2.288% due 04/25/2036 •		3,100	1,967
2.348% due 01/25/2036 •		16,027	15,696
2.753% due 07/25/2035 •		1,399	1,405
2.948% due 07/25/2034 •		144	144
3.083% due 06/25/2035 •		6,400	6,421
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	102,632	82,452
GE-WMC Mortgage Securities Trust
2.058% due 08/25/2036 •		$7	4
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037 ~		36	37
Gracechurch Card Funding PLC
2.428% due 07/15/2022 •		39,500	39,520
Greenpoint Manufactured Housing
8.300% due 10/15/2026 ~		479	507
GSAA Home Equity Trust
2.088% due 03/25/2036 •		53	26
2.118% due 03/25/2037 •		659	313
2.138% due 04/25/2047 •		3,768	3,599
2.138% due 05/25/2047 •		5,338	4,152
2.188% due 09/25/2036 •		10,802	4,602
2.198% due 05/25/2036 •		16,702	7,228
2.198% due 07/25/2037 •		2,213	2,157
2.318% due 03/25/2037 •		2,601	1,586
2.318% due 05/25/2047 •		312	253
2.388% due 06/25/2035 •		534	536
2.468% due 08/25/2037 •		3,747	3,669
4.013% due 03/25/2036 ~		7,253	4,729
GSAMP Trust
2.108% due 01/25/2037 •		3,780	2,559
2.138% due 12/25/2036 •		7,064	4,159
2.178% due 05/25/2046 •		831	824
2.198% due 11/25/2035 •		395	80
2.258% due 06/25/2036 •		5,132	3,530
2.258% due 08/25/2036 •		2,252	1,995
2.288% due 04/25/2036 •		4,806	3,641
2.538% due 01/25/2045 •		29	29
3.023% due 06/25/2035 •		109	109
3.068% due 06/25/2034 •		453	446
3.268% due 03/25/2034 ^•		3,742	3,147
3.338% due 12/25/2034 ^•		1,451	1,190
3.668% due 10/25/2034 •		394	382
Halcyon Loan Advisors Funding Ltd.
3.378% due 10/22/2025 •		30,434	30,441
Home Equity Asset Trust
2.618% due 11/25/2032 •		154	151
3.113% due 05/25/2035 •		3,300	3,316
Home Equity Loan Trust
2.248% due 04/25/2037 •		10,800	10,017
Home Equity Mortgage Loan Asset-Backed Trust
2.138% due 04/25/2037 •		1,358	1,004
2.228% due 04/25/2037 •		4,366	3,272

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
HSI Asset Loan Obligation Trust
2.205% due 12/25/2036 •	$114	$50
HSI Asset Securitization Corp. Trust
2.068% due 10/25/2036 •	194	101
2.128% due 12/25/2036 •	578	228
2.188% due 12/25/2036 •	5,267	2,083
2.408% due 11/25/2035 •	5,167	5,105
ICG U.S. CLO Ltd.
3.172% due 01/16/2028 •	12,600	12,551
IMC Home Equity Loan Trust
5.755% due 07/25/2026 ~	17	17
7.310% due 11/20/2028	14	14
7.520% due 08/20/2028	15	16
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
2.878% due 10/25/2033 •	518	518
IXIS Real Estate Capital Trust
2.648% due 02/25/2036 •	5,127	5,164
Jamestown CLO Ltd.
2.993% due 07/15/2026 •	14,135	14,115
3.173% due 01/15/2028 •	26,100	26,114
3.523% due 01/17/2027 •	14,385	14,435
JPMorgan Mortgage Acquisition Trust
2.098% due 08/25/2036 •	246	140
2.128% due 08/25/2036 •	32	24
2.168% due 08/25/2036 •	44	44
2.178% due 01/25/2036 •	1,179	1,177
2.178% due 06/25/2036 •	598	599
2.178% due 07/25/2036 ^•	6,744	2,831
2.188% due 04/25/2036 •	2,116	2,119
2.208% due 03/25/2047 •	25,812	25,362
2.228% due 03/25/2037 •	2,142	2,145
2.258% due 08/25/2036 •	3,000	2,966
2.278% due 07/25/2036 •	7,109	7,039
2.278% due 03/25/2037 •	5,600	5,558
2.288% due 04/25/2036 •	5,593	5,563
6.337% due 08/25/2036 ^þ	2,187	1,630
LA Arena Funding LLC
7.656% due 12/15/2026	47	49
Legacy Mortgage Asset Trust
0.000% due 07/25/2057 (h)	173,506	174,243
0.000% due 01/25/2058 ~	191	189
3.157% due 12/25/2056 ~	605,652	559,262
3.977% due 01/25/2058 ~	44,763	45,756
4.134% due 02/25/2058 ~	135,602	137,739
4.409% due 12/26/2057 ~	590,579	606,515
Lehman ABS Mortgage Loan Trust
2.108% due 06/25/2037 •	7,167	5,222
2.218% due 06/25/2037 •	3,869	2,864
Lehman XS Trust
2.188% due 10/25/2036 •	953	959
2.188% due 01/25/2037 •	1,211	1,188
LoanCore Issuer Ltd.
3.158% due 05/15/2028 •	24,000	24,029
Long Beach Mortgage Loan Trust
2.178% due 12/25/2036 •	28,468	21,435
2.538% due 08/25/2045 •	7,226	7,099
2.578% due 10/25/2034 •	11	11
2.778% due 08/25/2045 •	1,739	1,754
3.068% due 06/25/2035 •	8,900	8,938
3.293% due 02/25/2035 •	4,500	4,542
Loomis Sayles CLO Ltd.
3.203% due 04/15/2028 •	10,500	10,417
Massachusetts Educational Financing Authority
3.226% due 04/25/2038 •	1,449	1,457
MASTR Asset-Backed Securities Trust
2.068% due 01/25/2037 •	97	39
2.168% due 08/25/2036 •	5,321	2,804
2.258% due 03/25/2036 •	8,188	6,155
2.258% due 10/25/2036 •	5,034	4,739
2.518% due 10/25/2035 ^•	10,604	10,178
2.948% due 06/25/2035 •	8,620	8,638
5.471% due 11/25/2035 þ	418	397
5.719% due 02/25/2036 þ	870	853
Merrill Lynch First Franklin Mortgage Loan Trust
2.188% due 04/25/2037 •	3,068	1,729
Merrill Lynch Mortgage Investors Trust
2.078% due 11/25/2037 •	1,886	964
2.128% due 08/25/2037 •	10,400	6,696
2.138% due 02/25/2037 •	1,070	458
2.168% due 08/25/2037 •	43,554	28,257
2.168% due 11/25/2037 •	13,437	7,075
2.188% due 07/25/2037 •	5,770	3,230
2.258% due 08/25/2037 •	2,178	1,437
2.278% due 03/25/2037 •	51,118	46,972
2.278% due 04/25/2037 •	3,426	2,121
2.338% due 03/25/2037 •	13,708	12,646
2.468% due 02/25/2047 •	20,574	15,125

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MESA Trust
2.818% due 12/25/2031 •	$465	$462
Mid-State Capital Corp. Trust
6.005% due 08/15/2037	197	213
Mid-State Trust
7.791% due 03/15/2038	1,557	1,734
Morgan Stanley ABS Capital, Inc. Trust
2.068% due 07/25/2036 •	169	82
2.078% due 12/25/2036 •	3,073	1,893
2.078% due 05/25/2037 •	1,401	1,279
2.108% due 01/25/2037 •	6,563	4,026
2.118% due 11/25/2036 •	1,776	1,236
2.128% due 03/25/2037 •	7,573	4,091
2.158% due 11/25/2036 •	17,098	11,031
2.158% due 05/25/2037 •	5,571	4,370
2.168% due 06/25/2036 •	8,763	6,157
2.168% due 09/25/2036 •	18,527	9,052
2.168% due 10/25/2036 •	15,853	10,388
2.168% due 11/25/2036 •	19,653	13,768
2.168% due 12/25/2036 •	2,478	1,543
2.178% due 09/25/2036 •	4,456	2,507
2.198% due 03/25/2037 •	29,176	15,937
2.218% due 02/25/2037 •	2,505	1,506
2.248% due 10/25/2036 •	1,896	1,257
2.248% due 11/25/2036 •	17,685	12,518
2.268% due 08/25/2036 •	18,489	11,565
2.268% due 12/25/2036 •	10,750	6,776
2.268% due 05/25/2037 •	2,510	2,322
2.358% due 03/25/2037 •	3,764	2,107
2.378% due 02/25/2037 •	4,445	2,112
2.663% due 09/25/2035 •	1,943	1,951
2.753% due 07/25/2035 •	6,100	6,076
2.948% due 11/25/2034 •	10,597	10,577
2.963% due 06/25/2034 •	1,596	1,606
3.018% due 03/25/2033 •	895	895
3.038% due 08/25/2034 •	162	163
Morgan Stanley Dean Witter Capital, Inc. Trust
3.293% due 09/25/2032 •	1,336	1,341
3.368% due 02/25/2033 •	827	832
Morgan Stanley Home Equity Loan Trust
2.178% due 04/25/2036 •	6,591	5,228
2.245% due 12/25/2036 •	18,281	10,590
Morgan Stanley IXIS Real Estate Capital Trust
2.068% due 11/25/2036 •	6	3
2.168% due 07/25/2036 •	10,250	5,352
2.248% due 07/25/2036 •	31,431	16,767
Morgan Stanley Mortgage Loan Trust
2.098% due 11/25/2036 •	3,941	1,610
2.138% due 04/25/2037 •	6,319	2,917
2.248% due 02/25/2037 •	596	277
2.378% due 04/25/2037 •	3,062	1,450
3.281% due 11/25/2036 ^•	1,985	976
5.577% due 10/25/2046 ^þ	2,924	1,210
5.726% due 10/25/2036 ^þ	1,368	675
5.750% due 04/25/2037 ^~	818	561
6.000% due 02/25/2037 ^~	656	522
Mountain Hawk CLO Ltd.
3.500% due 04/18/2025 •	36,754	36,777
Mountain View CLO Ltd.
3.103% due 10/15/2026 •	9,073	9,046
National Collegiate Student Loan Trust
2.288% due 03/26/2029 •	1,152	1,149
Navient Private Education Loan Trust
2.378% due 12/15/2059 •	4,961	4,960
3.610% due 12/15/2059	11,900	12,479
Navient Private Education Refi Loan Trust
3.010% due 06/16/2042	26,319	26,507
Navient Student Loan Trust
3.430% due 12/15/2059	27,781	28,103
Nelnet Student Loan Trust
2.618% due 03/25/2030 •	6,668	6,674
New Century Home Equity Loan Trust
2.498% due 10/25/2035 •	2,299	2,249
2.693% due 03/25/2035 •	2,813	2,826
2.903% due 05/25/2034 •	1,218	1,224
5.018% (US0001M + 3.000%) due 01/25/2033 ^~	2,712	2,495
Nissan Auto Lease Trust
2.710% due 07/15/2021	15,700	15,764
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.348% due 10/25/2036 ^•	23,660	7,920
2.418% due 02/25/2037 ^•	2,184	857
2.508% due 05/25/2035 •	2,128	2,141
6.032% due 10/25/2036 ^þ	3,060	1,194
NovaStar Mortgage Funding Trust
2.118% due 01/25/2037 •	4,365	2,103
2.168% due 09/25/2036 •	17,352	9,503

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.168% due 03/25/2037 •	$4,761	$2,460
2.188% due 11/25/2036 •	10,459	4,600
2.198% due 03/25/2037 •	3,941	2,049
2.228% due 01/25/2037 •	19,637	9,664
2.268% due 10/25/2036 •	5,604	3,339
2.318% due 06/25/2036 •	2,607	2,220
2.728% due 12/25/2033 •	457	456
2.843% due 06/25/2034 •	71	71
3.893% due 03/25/2035 •	9,200	9,251
OCP CLO Ltd.
3.153% due 04/17/2027 •	7,884	7,893
Octagon Investment Partners Ltd.
3.403% due 04/15/2026 •	2,845	2,846
OHA Credit Partners Ltd.
3.288% due 10/20/2025	9,575	9,582
OneMain Direct Auto Receivables Trust
2.310% due 12/14/2021	2,689	2,687
3.430% due 12/16/2024	64,800	65,907
OneMain Financial Issuance Trust
2.370% due 09/14/2032	44,800	44,774
Option One Mortgage Loan Trust
2.118% due 01/25/2037 •	12,130	8,215
2.158% due 01/25/2037 •	27,305	18,606
2.188% due 05/25/2037 •	4,742	2,993
2.198% due 04/25/2037 •	8,248	5,465
2.238% due 01/25/2037 •	10,267	7,082
2.238% due 04/25/2037 •	24,030	19,033
2.258% due 04/25/2037 •	3,500	2,508
2.268% due 03/25/2037 •	1,636	970
2.268% due 07/25/2037 •	3,612	2,651
2.348% due 04/25/2037 •	2,654	1,773
2.378% due 01/25/2036 •	6,600	6,120
Option One Mortgage Loan Trust Asset-Backed Certificates
2.478% due 11/25/2035 •	21,800	21,393
2.873% due 10/25/2032 •	2,676	2,677
OSCAR U.S. Funding Trust LLC
2.539% due 04/12/2021 •	2,353	2,355
Ownit Mortgage Loan Trust
2.618% due 10/25/2036 ^•	3,324	3,013
Palmer Square CLO Ltd.
3.008% due 08/15/2026 •	24,016	24,046
Palmer Square Loan Funding Ltd.
2.953% due 07/15/2026 •	34,082	34,071
3.493% due 04/20/2027 •	8,300	8,302
Panhandle-Plains Higher Education Authority, Inc.
3.449% due 10/01/2035 •	10,159	10,203
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.818% due 12/25/2034 •	13,859	14,370
Penarth Master Issuer PLC
2.421% due 03/18/2022 •	11,500	11,504
2.491% due 09/18/2022	46,000	46,005
People’s Choice Home Loan Securities Trust
2.738% due 05/25/2035 ^•	1,154	1,143
2.963% due 05/25/2035 ^•	7,000	6,422
3.368% due 01/25/2035 •	4,682	4,600
People’s Financial Realty Mortgage Securities Trust
2.158% due 09/25/2036 •	20,931	8,090
Popular ABS Mortgage Pass-Through Trust
2.228% due 01/25/2037 •	7,000	6,813
2.648% due 06/25/2035 •	3,676	3,689
RAAC Trust
2.288% due 05/25/2036 •	886	878
2.318% due 06/25/2044 •	2,170	1,992
2.358% due 02/25/2036 •	2,871	2,881
2.368% due 11/25/2046 •	11,492	11,051
2.418% due 06/25/2047 •	1,078	1,081
Renaissance Home Equity Loan Trust
2.378% due 11/25/2034 •	287	273
2.718% due 08/25/2032 •	104	100
2.898% due 08/25/2033 •	55	55
5.893% due 06/25/2037 ^þ	8,030	3,605
5.906% due 06/25/2037 þ	8,997	4,048
Residential Asset Mortgage Products Trust
2.308% due 02/25/2036 •	3,708	3,715
2.318% due 03/25/2036 •	19,017	18,766
4.568% due 12/25/2034 •	2,000	2,035
Residential Asset Securities Corp. Trust
2.148% due 11/25/2036 •	9,584	8,349
2.168% due 08/25/2036 •	803	766
2.188% due 11/25/2036 •	3,726	3,356
2.258% due 10/25/2036 •	2,597	2,559
2.288% due 05/25/2037 •	1,661	1,661
2.298% due 04/25/2036 •	4,200	4,105
2.428% due 01/25/2036 •	1,490	1,491
2.598% due 06/25/2033 •	1,187	1,112
2.608% due 09/25/2035 •	5,000	5,018
2.670% due 04/25/2036	538	540

18	See Accompanying Notes

September 30, 2019

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.678% due 11/25/2035 •		$2,258	$2,268
2.843% due 07/25/2034 •		843	840
3.113% due 03/25/2035 •		2,803	2,806
Residential Mortgage Loan Trust
3.518% due 09/25/2029 •		5	5
SACO Trust
2.438% due 03/25/2036 ^•		21	20
Santander Retail Auto Lease Trust
2.314% due 10/20/2020 •		10,016	10,018
2.710% due 10/20/2020		9,025	9,029
2.720% due 01/20/2022		36,600	36,853
Saxon Asset Securities Trust
2.188% due 10/25/2046 •		11,179	11,013
Securitized Asset-Backed Receivables LLC Trust
2.148% due 05/25/2037 ^•		712	548
2.178% due 07/25/2036 •		2,814	1,498
2.258% due 07/25/2036 •		3,618	1,968
2.268% due 03/25/2036 •		11,860	8,492
2.268% due 05/25/2036 •		13,065	8,410
2.276% due 12/25/2036 ^		264	86
2.978% due 01/25/2036 ^•		3,555	2,845
Securitized Term Auto Receivables Trust
3.060% due 02/25/2021		5,251	5,264
Seneca Park CLO Ltd.
3.423% due 07/17/2026 •		14,585	14,625
SG Mortgage Securities Trust
2.168% due 10/25/2036 •		20,988	19,550
SLC Student Loan Trust
2.229% due 03/15/2027 •		9,412	9,371
2.318% due 05/15/2023 •		424	424
3.019% due 06/15/2021 •		3,695	3,647
SLM Private Credit Student Loan Trust
2.319% due 06/15/2023 •		9,379	9,361
SLM Private Education Loan Trust
1.850% due 06/17/2030		237	237
4.278% due 06/16/2042 •		14,712	14,843
5.200% due 05/16/2044 •		46	46
5.278% due 05/16/2044 •		1,583	1,589
SLM Student Loan Trust
0.000% due 12/15/2023 •	EUR	13	14
0.000% due 06/17/2024 •		3,143	3,429
2.386% due 10/27/2025 •		$600	600
2.396% due 01/25/2027 •		48,167	48,139
2.426% due 10/25/2029 •		12,986	12,898
2.589% due 12/15/2027 •		41,853	41,873
2.606% due 01/25/2022 •		7,097	6,922
2.669% due 12/15/2025 •		24,992	25,009
3.176% due 07/25/2023 •		564	562
3.976% due 07/25/2023 •		977	987
SMB Private Education Loan Trust
2.378% due 03/16/2026 •		6,659	6,662
SoFi Alternative Trust
4.565% due 05/16/2050 ~		288,968	303,757
SoFi Consumer Loan Program LLC
3.050% due 12/26/2025		3,520	3,534
SoFi Consumer Loan Program Trust
3.010% due 04/25/2028		16,505	16,647
SoFi Professional Loan Program LLC
3.020% due 02/25/2040		6,270	6,403
3.318% due 02/25/2040 •		3,560	3,611
SoFi Professional Loan Program Trust
2.640% due 08/25/2047		10,916	10,944
Soundview Home Loan Trust
2.128% due 01/25/2037 •		4,003	3,218
2.178% due 11/25/2036 •		3,745	3,697
2.178% due 01/25/2037 •		3,822	3,093
2.198% due 02/25/2037 •		9,272	3,532
2.198% due 08/25/2037 •		2,652	2,571
2.278% due 02/25/2037 •		11,963	4,662
2.298% due 05/25/2036 •		5,000	4,929
2.843% due 06/25/2035 •		1,287	1,287
South Carolina Student Loan Corp.
3.138% due 09/03/2024 •		325	327
Specialty Underwriting & Residential Finance Trust
2.118% due 11/25/2037 •		543	385
2.368% due 03/25/2037 •		3,870	2,064
2.618% due 12/25/2036 •		4,404	4,346
2.768% due 06/25/2036 •		536	539
2.918% due 06/25/2036 •		18,300	17,485
2.993% due 12/25/2035 •		2,500	2,509
3.979% due 02/25/2037 ^þ		6,775	3,744
3.979% due 02/25/2037 þ		31,737	17,548
Staniford Street CLO Ltd.
3.299% due 06/15/2025 •		1,401	1,405

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Investment Loan Trust
2.168% due 06/25/2036 •		$1,465	$1,436
2.168% due 09/25/2036 •		17,152	16,722
2.618% due 01/25/2036 •		6,280	6,294
2.718% due 04/25/2033 •		799	787
2.918% due 05/25/2035 •		9,400	9,550
2.948% due 09/25/2034 •		365	364
2.948% due 01/25/2035 •		36,481	36,560
3.018% due 09/25/2034 •		285	286
3.143% due 01/25/2035 •		3,957	3,517
3.218% due 12/25/2034 •		6,672	6,706
3.398% due 04/25/2033 •		129	131
3.593% due 01/25/2035 •		4,313	2,281
3.743% due 01/25/2035 ^•		3,084	455
Structured Asset Securities Corp. Mortgage Loan Trust
2.198% due 01/25/2037 •		2,981	1,609
2.268% due 09/25/2036 •		4,500	4,468
2.288% due 04/25/2036 •		12,913	12,499
2.318% due 06/25/2035 •		1,038	1,030
2.468% due 05/25/2037 •		3,486	3,367
3.018% due 08/25/2037 •		10,471	10,539
4.568% due 12/25/2034 •		838	840
Sudbury Mill CLO Ltd.
3.453% due 01/17/2026 •		7,705	7,711
Symphony CLO Ltd.
3.333% due 10/15/2025 •		24,239	24,251
Telos CLO Ltd.
3.573% due 01/17/2027 •		17,505	17,513
TICP CLO Ltd.
3.118% due 04/20/2028 •		11,400	11,399
3.601% due 04/20/2028		18,000	17,905
Triaxx Prime CDO Ltd.
2.349% due 10/02/2039 •		28,572	14,986
Utah State Board of Regents
2.768% due 01/25/2057 •		54,971	54,981
VB-S1 Issuer LLC
3.065% due 06/15/2046		9,600	9,609
Venture CLO Ltd.
2.944% due 02/28/2026 •		34,484	34,389
Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 þ		19,878	19,939
Volkswagen Auto Loan Enhanced Trust
3.050% due 08/20/2021		13,794	13,836
Wachovia Loan Trust
2.378% due 05/25/2035 •		11	11
WaMu Asset-Backed Certificates WaMu Trust
2.268% due 04/25/2037 •		12,563	6,704
Washington Mutual Asset-Backed Certificates Trust
2.078% due 10/25/2036 •		1,772	897
Westlake Automobile Receivables Trust
2.840% due 09/15/2021		9,961	9,972
World Omni Automobile Lease Securitization Trust
2.590% due 11/16/2020		4,380	4,383
Z Capital Credit Partners CLO Ltd.
3.272% due 07/16/2027 •		16,900	16,868

Total Asset-Backed Securities (Cost $6,001,819)			6,220,666

SOVEREIGN ISSUES 5.7%
Argentina Government International Bond
79.499% (ARLLMONP) due 06/21/2020 ~(a)	ARS	18,270	138
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	19,300	22,886
4.950% due 02/11/2020		12,731	14,119
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (h)	BRL	7,571,803	1,799,768
0.000% due 04/01/2020 (h)		779,996	183,328
Development Bank of Japan, Inc.
1.625% due 09/01/2021		$2,800	2,782
2.125% due 09/01/2022		22,900	23,008
Hong Kong Government International Bond
2.500% due 05/28/2024		1,000	1,027
Israel Government International Bond
3.250% due 01/17/2028 (m)		8,300	9,008
4.125% due 01/17/2048		4,000	4,709
Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024	EUR	89,000	104,078
3.100% due 03/01/2040		9,200	12,530
3.850% due 09/01/2049		6,000	9,448
Japan Finance Organization for Municipalities
2.625% due 04/20/2022		$79,300	80,644
3.375% due 09/27/2023		55,800	58,722
Japan Government International Bond
0.300% due 06/20/2039	JPY	10,324,000	97,385

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Korea Housing Finance Corp.
0.750% due 10/30/2023	EUR	32,600	$36,878
Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$25,100	26,473
Kuwait International Government Bond
2.750% due 03/20/2022		21,700	22,018
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,314	1,033
6.000% due 03/01/2022		165	125
Peru Government International Bond
5.940% due 02/12/2029	PEN	106,000	35,606
Poland Government International Bond
4.000% due 01/22/2024		$15	16
Province of Alberta
2.050% due 08/17/2026		6,000	6,056
Province of Quebec
3.500% due 12/01/2022	CAD	68,053	54,068
Provincia de Buenos Aires
57.850% (BADLARPP + 3.750%) due 04/12/2025 ~(a)	ARS	440,953	2,682
Qatar Government International Bond
3.375% due 03/14/2024		$32,500	34,064
3.875% due 04/23/2023		42,900	45,431
4.000% due 03/14/2029		21,100	23,409
4.500% due 04/23/2028		12,200	13,929
Queensland Treasury Corp.
4.250% due 07/21/2023	AUD	455	344
Spain Government International Bond
0.600% due 10/31/2029 (m)	EUR	253,948	289,580
1.400% due 07/30/2028 (m)		97,900	119,331
1.450% due 04/30/2029 (m)		397,900	489,000
1.850% due 07/30/2035 (m)		139,000	180,944
2.700% due 10/31/2048		42,800	66,006
Tokyo Metropolitan Government
2.000% due 05/17/2021		$400	399
2.500% due 06/08/2022		4,500	4,560

Total Sovereign Issues (Cost $3,918,390)			3,875,532

		SHARES
COMMON STOCKS 0.0%
CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (f)		775,108	3
Urbi Desarrollos Urbanos S.A.B. de C.V. (f)		184,993	14

Total Common Stocks (Cost $15,195)			17

CONVERTIBLE PREFERRED SECURITIES 0.0%
INDUSTRIALS 0.0%
Motors Liquidation Co.
0.000% «(f)		9,188,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(j)		40,000	4,210
Encina Private Credit LLC «		3,411	0

Total Preferred Securities (Cost $4,180)			4,210

	PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.2%
Barclays Bank PLC
2.676% (US0003M + 0.400%) due 10/25/2019 ~	$104,880	104,904
Lloyds Bank Corporate Markets PLC
2.811% (US0003M + 0.500%) due 10/26/2020 ~	36,890	36,982

		141,886

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
ARGENTINA TREASURY BILLS 0.0%
51.505% due 02/26/2020 - 05/13/2020 (g)(h)	ARS	288,640	2,923

U.S. TREASURY BILLS 0.0%
1.945% due 11/07/2019 - 12/05/2019 (g)(h)(q)		$4,678	4,666

Total Short-Term Instruments (Cost $151,652)			149,475

Total Investments in Securities (Cost $92,064,332)			93,479,794

	SHARES
INVESTMENTS IN AFFILIATES 8.2%
SHORT-TERM INSTRUMENTS 8.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.2%
PIMCO Short Asset Portfolio	516,658,853	5,142,306
PIMCO Short-Term Floating NAV Portfolio III	48,976,688	484,526

Total Short-Term Instruments (Cost $5,655,563)		5,626,832

Total Investments in Affiliates (Cost $5,655,563)		5,626,832

Total Investments 145.0% (Cost $97,719,895)		$99,106,626
Financial Derivative Instruments (n)(p) (0.0)% (Cost or Premiums, net $(163,581))		(46,187)
Other Assets and Liabilities, net (45.0)%		(30,728,460)

Net Assets 100.0%		$68,331,979

20	See Accompanying Notes

September 30, 2019

(Unaudited)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind bond security.
(e)	Security is not accruing income as of the date of this report.
(f)	Security did not produce income within the last twelve months.
(g)	Coupon represents a weighted average yield to maturity.
(h)	Zero coupon security.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
CIMIC Group Ltd.	0.000%	02/12/2020	09/04/2019	$162,587	$162,259	0.24%
CIMIC Group Ltd.	0.000	01/07/2020	07/29/2019	66,296	66,230	0.10
CIMIC Group Ltd.	0.000	02/06/2020	09/04/2019	30,261	30,204	0.04
CIMIC Group Ltd.	0.000	01/23/2020	09/04/2019	16,812	16,788	0.02
CIMIC Group Ltd.	0.000	10/03/2019	10/16/2018	11,997	12,005	0.02
CIMIC Group Ltd.	0.000	11/28/2019	12/11/2018	3,175	3,181	0.01
GHH Holdings Ltd.	2.613	12/04/2024	10/10/2018	65,663	61,554	0.09
Greensill Capital UK Ltd.	0.000	12/05/2019	12/19/2018	19,827	19,865	0.03
Hotel (PL Property) Ltd.	2.667	02/07/2023	07/09/2018	47,700	44,319	0.07
Lloyds Banking Group PLC	3.870	09/02/2021	05/22/2018	14,161	14,226	0.02
Lloyds Banking Group PLC	3.870	09/02/2020	05/22/2018	14,161	14,194	0.02
PKY- San Felipe Plaza LP	TBD – 4.075	12/09/2021	12/05/2018	122,000	122,348	0.18
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	15,000	16,128	0.02
Piper Jaffray Cos.	4.740	10/15/2021	09/19/2019	8,900	8,925	0.01
Piper Jaffray Cos.	5.200	10/15/2023	09/19/2019	14,000	14,054	0.02
Tawny Funding S.A.	3.150	03/16/2023	08/28/2018	215,568	200,328	0.29

				$828,108	$806,608	1.18%

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date			Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BCY	0.850%	09/23/2019	TBD	(2)		$(13,335)	$(13,337)
BOM	2.170	08/21/2019	11/15/2019			(305,750)	(306,506)
	2.230	09/12/2019	10/11/2019			(350,625)	(351,038)
	2.260	08/21/2019	10/15/2019			(510,000)	(511,313)
	2.310	08/02/2019	10/10/2019			(195,125)	(195,876)
	2.310	09/26/2019	10/10/2019			(56,735)	(56,753)
BOS	2.000	08/14/2019	10/15/2019			(144,532)	(144,918)
	2.200	09/27/2019	10/16/2019			(1,300)	(1,301)
	2.400	09/27/2019	10/03/2019			(867)	(867)
BPS	(0.460)	09/23/2019	10/23/2019		EUR	(708,140)	(771,759)
	(0.450)	09/24/2019	10/08/2019			(275,803)	(300,586)
BRC	1.250	09/23/2019	TBD	(2)		$(41,225)	(41,236)
	1.800	09/23/2019	TBD	(2)		(17,438)	(17,445)
	1.950	09/23/2019	TBD	(2)		(15,928)	(15,935)
BSN	2.250	09/11/2019	10/11/2019			(3,045)	(3,049)
	2.290	09/11/2019	10/02/2019			(979)	(980)
	2.310	09/11/2019	10/03/2019			(8,809)	(8,820)
CIB	2.330	09/17/2019	10/08/2019			(211,879)	(212,071)
CSN	2.250	09/12/2019	10/10/2019			(480,786)	(481,357)
DEU	2.250	09/11/2019	10/01/2019			(1,196)	(1,198)
FAR	2.250	09/25/2019	10/04/2019			(901,299)	(901,637)
	2.280	09/20/2019	12/20/2019			(305,037)	(305,249)
	2.300	09/19/2019	10/21/2019			(1,685,438)	(1,686,730)
GRE	2.250	09/11/2019	10/02/2019			(17,584)	(17,606)
	2.270	09/11/2019	10/15/2019			(1,740)	(1,742)
	2.270	09/11/2019	10/18/2019			(1,305)	(1,307)
	2.290	09/11/2019	10/07/2019			(870)	(871)
	2.290	09/11/2019	10/08/2019			(435)	(436)
	2.400	09/20/2019	10/18/2019			(269,375)	(269,573)
IND	2.250	08/21/2019	10/07/2019			(82,131)	(82,341)
JML	1.500	05/17/2019	TBD	(2)		(5,511)	(5,552)
	1.500	05/21/2019	TBD	(2)		(5,503)	(5,544)
JPS	1.500	09/26/2019	10/04/2019			(2,188)	(2,188)
	2.040	08/20/2019	10/15/2019			(28,470)	(28,538)
NOM	1.900	09/23/2019	TBD	(2)		(1,030)	(1,030)
	1.950	09/23/2019	TBD	(2)		(1,549)	(1,550)
NXN	2.230	08/21/2019	10/17/2019			(17,981)	(18,027)
	2.290	08/01/2019	10/15/2019			(240,529)	(241,462)
	2.290	08/21/2019	10/15/2019			(119,875)	(120,188)
	2.290	09/11/2019	10/15/2019			(52,200)	(52,266)
	2.360	08/05/2019	10/02/2019			(91,246)	(91,587)
RCY	2.210	09/12/2019	11/12/2019			(2,331,610)	(2,334,330)
SCX	2.270	09/04/2019	10/04/2019			(248,000)	(248,422)
	2.270	09/10/2019	10/04/2019			(477)	(478)
	2.270	09/13/2019	10/04/2019			(1,783)	(1,785)
	2.280	08/29/2019	10/11/2019			(31,567)	(31,633)
	2.280	09/10/2019	10/11/2019			(10,852)	(10,866)
	2.280	09/11/2019	10/11/2019			(1,414)	(1,416)
	2.280	09/13/2019	10/11/2019			(1,664)	(1,666)
	2.280	09/23/2019	10/11/2019			(5,731)	(5,733)
	2.280	09/23/2019	10/18/2019			(54,387)	(54,414)
	2.290	09/13/2019	10/08/2019			(1,664)	(1,666)
	2.370	10/01/2019	10/15/2019			(218,392)	(218,392)
SGY	2.270	09/19/2019	11/19/2019			(905,282)	(905,967)

Total Reverse Repurchase Agreements							$(11,088,537)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date			Amount Borrowed (1)	Payable for Sale-Buyback Transactions (3)
UBS	2.270%	09/06/2019	10/07/2019			$(203,522)	$(203,843)
	2.290	09/10/2019	10/02/2019			(3,224)	(3,228)

Total Sale-Buyback Transactions							$(207,071)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (13.4)%
Fannie Mae UMBS, TBA	4.000%	10/01/2034	$8,000	$(8,326)	$(8,324)
Fannie Mae UMBS, TBA	4.000	11/01/2034	11,000	(11,438)	(11,445)
Fannie Mae UMBS, TBA	4.000	10/01/2049	3,642,255	(3,778,703)	(3,780,262)
Fannie Mae UMBS, TBA	4.000	11/01/2049	4,056,375	(4,206,320)	(4,212,133)
Fannie Mae UMBS, TBA	4.500	11/01/2049	1,069,955	(1,125,566)	(1,127,549)

Total Short Sales (13.4)%				$(9,130,353)	$(9,139,713)

22	See Accompanying Notes

September 30, 2019

(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(13,337)	$0	$(13,337)	$15,037	$1,700
BOM	0	(1,421,486)	0	(1,421,486)	1,413,547	(7,939)
BOS	0	(147,086)	0	(147,086)	146,231	(855)
BPS	0	(1,072,345)	0	(1,072,345)	1,069,459	(2,886)
BRC	0	(74,616)	0	(74,616)	78,459	3,843
BSN	0	(12,849)	0	(12,849)	12,752	(97)
CIB	0	(212,071)	0	(212,071)	212,261	190
CSN	0	(481,357)	0	(481,357)	494,522	13,165
DEU	0	(1,198)	0	(1,198)	1,189	(9)
FAR	0	(2,893,616)	0	(2,893,616)	3,007,563	113,947
GRE	0	(291,535)	0	(291,535)	290,895	(640)
IND	0	(82,341)	0	(82,341)	81,933	(408)
JML	0	(11,096)	0	(11,096)	10,933	(163)
JPS	0	(30,726)	0	(30,726)	36,524	5,798
NOM	0	(2,580)	0	(2,580)	2,634	54
NXN	0	(523,530)	0	(523,530)	523,938	408
RCY	0	(2,334,330)	0	(2,334,330)	2,399,423	65,093
SCX	0	(576,471)	0	(576,471)	573,860	(2,611)
SGY	0	(905,967)	0	(905,967)	940,707	34,740
Master Securities Forward Transaction Agreement
UBS	0	0	(207,071)	(207,071)	206,057	(1,014)

Total Borrowings and Other Financing Transactions	$0	$(11,088,537)	$(207,071)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,188)	$0	$(101,629)	$(103,817)
U.S. Government Agencies	0	(3,161,311)	(3,545,546)	0	(6,706,857)
U.S. Treasury Obligations	(1,198)	(2,679,422)	(306,506)	0	(2,987,126)
Sovereign Issues	0	(1,072,345)	0	0	(1,072,345)

Total	$(1,198)	$(6,915,266)	$(3,852,052)	$(101,629)	$(10,870,145)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(207,071)	0	0	(207,071)

Total	$0	$(207,071)	$0	$0	$(207,071)

Total Borrowings	$(1,198)	$(7,122,337)	$(3,852,052)	$(101,629)	$(11,077,216)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(11,077,216)

(m)	Securities with an aggregate market value of $11,556,538 and cash of $1,709 have been pledged as collateral under the terms of the above master agreements as of September 30, 2019.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2019 was $(3,752,640) at a weighted average interest rate of 2.342%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $(77) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(218,392) is outstanding at period end.

(n)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	$104.125	11/22/2019	117	$234	$1	$0
Put - CBOT U.S. Treasury 2-Year Note December 2019 Futures	104.375	11/22/2019	677	1,354	6	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.000	11/22/2019	26,968	26,968	232	27
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.250	11/22/2019	27,346	27,346	235	27
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	108.500	11/22/2019	28,112	28,112	242	28
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.000	11/22/2019	33,888	33,888	291	34
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	109.500	11/22/2019	969	969	8	1
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	110.000	11/22/2019	12,856	12,856	111	13
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.000	11/22/2019	15,443	15,443	133	15
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.250	11/22/2019	21,885	21,885	188	22
Put - CBOT U.S. Treasury 5-Year Note December 2019 Futures	111.500	11/22/2019	19,779	19,779	170	20
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	114.500	11/22/2019	8,218	8,218	71	8
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.000	11/22/2019	30,383	30,383	261	30
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	115.500	11/22/2019	30,994	30,994	267	31
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	116.500	11/22/2019	1,259	1,259	11	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	117.000	11/22/2019	519	519	4	1
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.000	11/22/2019	332	332	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	118.500	11/22/2019	309	309	3	0
Put - CBOT U.S. Treasury 10-Year Note December 2019 Futures	119.000	11/22/2019	11,882	11,882	102	12
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	215.000	11/22/2019	2,161	2,161	19	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	220.000	11/22/2019	1,768	1,768	15	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	222.000	11/22/2019	1,894	1,894	16	2
Call - CBOT U.S. Treasury 30-Year Bond December 2019 Futures	225.000	11/22/2019	2,099	2,099	18	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	125.000	11/22/2019	7,995	7,995	69	8
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	130.000	11/22/2019	1,679	1,679	14	2
Put - CBOT U.S. Treasury Ultra Long-Term Bond December 2019 Futures	137.000	11/22/2019	12,150	12,150	104	12

Total Purchased Options					$2,594	$301

WRITTEN OPTIONS:
OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS
Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note November 2019 Futures	$118.500	10/25/2019	4,118	$4,118	$(895)	$(896)
Call - CBOT U.S. Treasury 10-Year Note November 2019 Futures	131.000	10/25/2019	6,845	6,845	(2,834)	(2,834)

Total Written Options					$(3,729)	$(3,730)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Call Options Strike @ EUR 185.500 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	16	$0	$0	$0	$0
Call Options Strike @ EUR 192.000 on Euro-Bund 10-Year Bond December 2019 Futures (1)	11/2019	2,665	29	(2)	0	0
Call Options Strike @ EUR 192.000 on Euro-OAT December 2019 Futures (1)	11/2019	1,946	21	(1)	0	0
Call Options Strike @ EUR 200.000 on Euro-OAT December 2019 Futures (1)	11/2019	6,602	72	(4)	0	0
Euro-BTP Italy Government Bond December Futures	12/2019	37,211	5,571,638	48,054	5,963	(1,510)
Euro-Bund 10-Year Bond December Futures	12/2019	12,080	2,294,280	8,851	527	(1,448)
Euro-Buxl 30-Year Bond December Futures	12/2019	629	149,113	(3,804)	0	(1,275)
Put Options Strike @ EUR 100.000 on Euro-BTP 10-Year Bond December 2019 Futures (1)	11/2019	6,980	76	(4)	0	0
Put Options Strike @ EUR 101.000 on Euro-BTP 10-Year Bond December 2019 Futures (1)	11/2019	4,440	48	(3)	0	0
U.S. Treasury 2-Year Note December Futures	12/2019	796	171,538	(445)	0	(25)
U.S. Treasury 5-Year Note December Futures	12/2019	184,719	22,008,980	(125,187)	0	(8,658)
U.S. Treasury 10-Year Note December Futures	12/2019	51,108	6,660,011	(47,363)	0	(3,993)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2019	15,690	3,011,009	(52,905)	980	0

				$(172,813)	$7,470	$(16,909)

SHORT FUTURES CONTRACTS
					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
3-Month Euribor December Futures	12/2020	31,078	$(8,515,369)	$8,288	$423	$(847)
3-Month Euribor September Futures	09/2020	22,736	(6,229,042)	7,112	0	(310)
Australia Government 3-Year Note December Futures	12/2019	1,858	(145,083)	(611)	142	0
Australia Government 10-Year Bond December Futures	12/2019	16,928	(1,683,548)	(19,591)	9,567	(685)
Euro-Bobl December Futures	12/2019	12,092	(1,787,824)	5,576	0	(1,318)
Euro-OAT France Government 10-Year Bond December Futures	12/2019	23,302	(4,325,537)	39,703	3,302	(508)
Euro-Schatz December Futures	12/2019	18,116	(2,218,017)	3,125	0	(691)
Put Options Strike @ EUR 171.000 on Euro-Bund 10-Year Bond November 2019 Futures (1)	10/2019	4,432	(338)	1,125	97	0
Put Options Strike @ EUR 171.500 on Euro-Bund 10-Year Bond November 2019 Futures (1)	10/2019	4,593	(551)	1,199	100	0
Put Options Strike @ EUR 173.500 on Euro-Bund 10-Year Bond November 2019 Futures (1)	10/2019	7,741	(4,134)	(581)	253	0
Put Options Strike @ EUR 174.000 on Euro-Bund 10-Year Bond November 2019 Futures (1)	10/2019	3,266	(2,421)	(500)	107	(36)
U.S. Treasury 30-Year Bond December Futures	12/2019	5,337	(866,262)	2,151	167	0
United Kingdom Long Gilt December Futures	12/2019	2,167	(357,674)	(2,519)	0	(1,039)

				$44,477	$14,158	$(5,434)

Total Futures Contracts				$(128,336)	$21,628	$(22,343)

24	See Accompanying Notes

September 30, 2019

(Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.434%	$ 1,700	$(19)	$(7)	$(26)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (3)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
Bank of America Corp.	1.000%	Quarterly	12/20/2020	0.234%		$40,000	$801	$(414)	$387	$4	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	09/20/2021	0.204		20,000	177	141	318	0	(3)
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2023	0.405		15,100	(33)	405	372	5	0
Citigroup, Inc.	1.000	Quarterly	12/20/2020	0.255		58,200	1,175	(628)	547	0	0
Daimler AG	1.000	Quarterly	12/20/2020	0.158	EUR	35,800	593	(172)	421	0	(1)
Deutsche Bank AG	1.000	Quarterly	12/20/2019	0.454		11,600	30	(11)	19	2	0
Exelon Generation Co. LLC	1.000	Quarterly	06/20/2022	0.409		$8,700	(228)	368	140	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2023	1.438		8,700	1,296	(179)	1,117	0	(11)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	1.283		3,100	573	(210)	363	0	(2)
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	1.741		3,300	441	(9)	432	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2023	0.986		41,100	(1,891)	1,926	35	5	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.159		59,500	(385)	(21)	(406)	0	(45)
General Electric Co.	1.000	Quarterly	12/20/2024	1.298		16,000	(269)	41	(228)	2	0
General Motors Co.	5.000	Quarterly	06/20/2022	0.622		2,100	357	(109)	248	0	(1)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.260		169,900	3,226	(1,640)	1,586	9	0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.308		29,800	602	(240)	362	0	(5)
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2021	0.334		22,100	463	(133)	330	0	0
MBIA, Inc.	5.000	Quarterly	12/20/2019	0.220		23,500	(2,239)	2,526	287	2	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.237		72,300	(673)	1,909	1,236	2	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.260		68,200	1,084	(447)	637	1	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	0.921	EUR	16,200	44	27	71	0	(4)
Tesco PLC	1.000	Quarterly	06/20/2022	0.517		143,000	(7,211)	9,334	2,123	0	(25)

							$(2,067)	$12,464	$10,397	$32	$(100)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (3)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (6)	Asset	Liability
CDX.IG-26 5-Year Index	1.000%	Quarterly	06/20/2021	$1,600	$28	$(7)	$21	$0	$0
CDX.IG-27 5-Year Index	1.000	Quarterly	12/20/2021	2,900	53	(6)	47	1	0
CDX.IG-28 5-Year Index	1.000	Quarterly	06/20/2022	8,200	148	(3)	145	2	0
CDX.IG-31 5-Year Index	1.000	Quarterly	12/20/2023	65,000	548	883	1,431	34	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024	1,112,700	20,135	3,650	23,785	682	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024	200,800	4,068	(61)	4,007	161	0

					$24,980	$4,456	$29,436	$880	$0

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

INTEREST RATE SWAPS

										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	2.800%	Semi-Annual	08/22/2023		$1,819,100	$(41,118)	$130,165	$89,047	$3	$0
Receive	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2028	AUD	300,000	(696)	(31,220)	(31,916)	770	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2025	GBP	843,200	(1,065)	(7,863)	(8,928)	0	(3,857)
Receive(7)	6-Month GBP-LIBOR	1.000	Semi-Annual	12/18/2029		161,600	(1,894)	(5,138)	(7,032)	0	(717)
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030		398,900	1,254	(6,622)	(5,368)	0	(1,636)
Receive(7)	6-Month GBP-LIBOR	1.250	Semi-Annual	12/18/2049		388,800	(8,199)	(65,531)	(73,730)	892	0
Receive(7)	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		262,300	6,389	(10,978)	(4,589)	740	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	403,680,000	(22,755)	(84,143)	(106,898)	5,699	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		171,820,000	(9,883)	(35,617)	(45,500)	1,860	0
Pay	6-Month JPY-LIBOR	0.138	Semi-Annual	08/21/2026		19,500,000	0	(109)	(109)	0	(224)
Pay	6-Month JPY-LIBOR	0.137	Semi-Annual	08/21/2026		37,600,000	0	(198)	(198)	0	(432)
Pay	6-Month JPY-LIBOR	0.134	Semi-Annual	08/21/2026		19,500,000	0	(65)	(65)	0	(224)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		39,030,000	0	818	818	0	(473)
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		19,400,000	0	445	445	0	(235)
Pay	6-Month JPY-LIBOR	0.088	Semi-Annual	09/17/2026		34,420,000	0	879	879	0	(422)
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		34,400,000	0	1,306	1,306	0	(422)
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		55,050,000	(25)	2,329	2,304	0	(675)
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		20,653,000	0	854	854	0	(255)
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		20,653,000	0	868	868	0	(255)
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		10,326,000	0	269	269	0	(128)
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		25,118,000	35	451	486	0	(313)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		72,760,000	(3,786)	(18,001)	(21,787)	1,171	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		38,460,000	2,759	(14,581)	(11,822)	683	0
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		192,648,000	7,357	67,127	74,484	0	(3,170)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		26,590,000	(23)	(10,682)	(10,705)	438	0
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		26,060,000	(1,925)	(9,849)	(11,774)	550	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		852,000	8	(33)	(25)	0	(19)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		89,833,000	3,336	(95,743)	(92,407)	3,842	0
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		1,890,000	0	(2,197)	(2,197)	82	0
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		20,820,000	1,332	(21,952)	(20,620)	889	0
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		5,690,000	10	(6,459)	(6,449)	243	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		100,450,000	6,413	(113,527)	(107,114)	4,174	0
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		38,310,000	4,139	(7,762)	(3,623)	0	(1,540)
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		14,280,000	368	(1,705)	(1,337)	0	(574)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		7,310,000	0	(953)	(953)	0	(291)
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		6,538,600	15,982	(3,451)	12,531	0	(412)
Pay	28-Day MXN-TIIE	8.075	Lunar	08/26/2020	MXN	24,616,300	(14,341)	24,370	10,029	0	(585)
Pay	28-Day MXN-TIIE	8.700	Lunar	11/02/2020		34,000,700	(1,374)	32,589	31,215	0	(1,004)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020		6,247,700	(176)	6,076	5,900	0	(186)
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		5,192,400	591	(5,534)	(4,943)	158	0
Pay	28-Day MXN-TIIE	8.775	Lunar	11/18/2020		2,780,000	0	2,766	2,766	0	(86)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		32,374,500	1,221	(33,117)	(31,896)	1,028	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		11,549,200	520	(13,268)	(12,748)	370	0
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		6,572,400	0	(7,362)	(7,362)	214	0
Receive	28-Day MXN-TIIE	8.830	Lunar	12/11/2020		7,605,000	0	(8,422)	(8,422)	248	0

							$(55,546)	$(350,770)	$(406,316)	$24,054	$(18,135)

Total Swap Agreements							$(32,652)	$(333,857)	$(366,509)	$24,966	$(18,235)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$301	$21,628	$24,966	$46,895	$(3,730)	$(22,343)	$(18,235)	$(44,308)

(o)

Securities with an aggregate market value of $844,619 and cash of $337,955 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2019.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

26	See Accompanying Notes

September 30, 2019

(Unaudited)

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	10/2019	AUD	25,528	$	17,256	$26	$0
	10/2019	CAD	10,597		7,979	0	(20)
	10/2019	GBP	43,109		52,740	0	(264)
	10/2019	$	17,248	AUD	25,528	0	(18)
	10/2019		2,287	CAD	3,009	0	(16)
	10/2019		5,438	DKK	35,405	0	(269)
	10/2019		4,556	GBP	3,693	0	(16)
	11/2019	AUD	25,528	$	17,268	18	0
BPS	10/2019		26,613		18,082	120	0
	10/2019	BRL	801,261		210,797	17,952	0
	10/2019	EUR	801,972		890,981	16,872	0
	10/2019	JPY	64,134,400		604,549	11,398	0
	10/2019	MXN	376,110		19,174	138	0
	10/2019	$	192,407	BRL	801,261	438	0
	10/2019		759,649	EUR	686,861	0	(11,004)
	10/2019		1,288	GBP	1,033	0	(18)
	10/2019		12,188	RUB	797,004	88	0
	10/2019		16,342	SEK	159,355	0	(154)
	11/2019	SEK	159,355	$	16,378	155	0
	12/2019	THB	372,860		12,170	0	(39)
	12/2019	$	821	IDR	11,836,335	6	0
	01/2020	BRL	795,718	$	200,555	10,096	0
	01/2020	$	404,326	BRL	1,540,960	0	(35,490)
	04/2020	BRL	38,281	$	9,294	181	0
BRC	10/2019	$	8,357	AUD	12,402	13	0
	10/2019		1,898	GBP	1,523	0	(25)
	10/2019		41,952	JPY	4,491,300	0	(414)
	06/2020		1,334	ARS	79,040	0	(509)
BSS	01/2020	BRL	8,681,700	$	2,142,106	64,415	(315)
CBK	10/2019		1,673,693		401,905	0	(914)
	10/2019	EUR	64,780		71,604	997	0
	10/2019	GBP	63,662		79,342	1,066	0
	10/2019	JPY	22,691,900		214,115	4,248	0
	10/2019	$	12,832	AUD	18,726	0	(193)
	10/2019		408,816	BRL	1,673,693	0	(5,997)
	10/2019		14,262	CAD	18,835	9	(54)
	10/2019		78,651	EUR	71,465	0	(757)
	10/2019		534,594	GBP	436,972	3,514	(829)
	10/2019		188	MXN	3,689	0	(2)
	10/2019		980	ZAR	13,988	0	(57)
	11/2019	EUR	2,860,240	$	3,125,865	594	0
	11/2019	$	162,350	MXN	3,204,747	46	(927)
	01/2020	BRL	3,161,500	$	766,677	10,640	(683)
	04/2020		226,300		54,913	1,037	0
DUB	03/2020	CNH	5,885,523		816,923	0	(4,136)
GLM	10/2019	EUR	60,810		67,294	1,014	0
	10/2019	GBP	91,826		113,500	595	0
	10/2019	MXN	8,647		438	4	(3)
	10/2019	RUB	1,368,000		20,541	0	(518)
	10/2019	$	57,746	AUD	84,893	91	(539)
	10/2019		3,545	CAD	4,701	4	0
	10/2019		6,295	EUR	5,694	0	(89)
	10/2019		2,812	GBP	2,255	0	(40)
	10/2019		4,798	JPY	508,100	0	(99)
	10/2019		511	MXN	9,983	0	(6)
	12/2019	ARS	1,078,665	$	19,562	4,783	0
	12/2019	$	1,490	MYR	6,243	0	(3)
	01/2020		5,221	DKK	35,405	0	(12)
HUS	10/2019	AUD	52,157	$	35,220	16	0
	10/2019	CAD	213,108		160,283	0	(574)
	10/2019	GBP	886,595		1,082,474	0	(7,639)
	10/2019	JPY	300,027,359		2,788,358	13,539	0
	10/2019	MXN	17,785		912	12	0
	10/2019	RUB	1,682,756		25,674	0	(245)
	10/2019	$	53	ARS	3,382	0	0
	10/2019		10,645	AUD	15,470	0	(203)
	10/2019		142,885	CAD	189,376	71	(12)
	10/2019		105,330	MXN	2,049,795	0	(1,583)

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

								Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Asset	Liability
	11/2019		CAD	186,606	$		140,853	$0	$(74)
	11/2019		NOK	7,900			887	18	0
	11/2019		TWD	7,280			233	0	(3)
	11/2019	$		2,854,081		JPY	306,227,859	0	(15,597)
	12/2019		KRW	367,809	$		304	0	(3)
	12/2019	$		13,263		ARS	797,759	0	(2,332)
	12/2019			6,116		INR	448,346	171	0
	03/2020		CNH	1,897,839	$		263,114	0	(1,644)
JPM	10/2019		BRL	872,432			229,808	19,834	0
	10/2019		GBP	310,023			381,863	674	0
	10/2019		MXN	426,837			21,755	151	0
	10/2019	$		7,288		AUD	10,652	0	(98)
	10/2019			209,498		BRL	872,432	476	0
	10/2019			313,309		EUR	284,745	0	(2,952)
	10/2019			45,184		GBP	36,813	188	(108)
	10/2019			403,440		JPY	43,107,600	0	(4,757)
	10/2019			69,084		MXN	1,346,251	0	(946)
	10/2019			12,324		RUB	807,185	103	0
	10/2019			2,985		TRY	17,197	38	0
	11/2019		TWD	5,279	$		169	0	(2)
	12/2019		ILS	25,578			7,298	0	(89)
	12/2019	$		4,745		ARS	280,906	0	(896)
	01/2020		BRL	1,308,698	$		324,613	11,370	0
	01/2020	$		1,339,875		BRL	5,100,753	0	(118,985)
	01/2020			296,943		MXN	5,967,517	257	0
	04/2020		BRL	515,415	$		122,426	0	(280)
	06/2020		ARS	79,039			1,337	512	0
MYI	10/2019		AUD	74,421			50,277	46	0
	10/2019	$		4,677		AUD	6,882	0	(32)
	10/2019			1,120,986		GBP	911,993	355	0
	10/2019			460		MXN	8,972	0	(6)
	11/2019		AUD	25,000	$		16,961	63	0
	11/2019		GBP	911,993			1,122,399	0	(446)
	11/2019	$		50,330		AUD	74,421	0	(42)
	12/2019		TWD	7,519,748	$		244,545	842	0
	12/2019	$		176		SGD	244	1	0
	01/2020		BRL	265,900	$		69,783	6,138	0
NAB	10/2019	$		5,870		CAD	7,784	6	0
	10/2019			1,504		JPY	159,300	0	(31)
RYL	11/2019		MXN	144,045	$		7,098	0	(144)
	03/2020		CNH	4,935,471			684,314	0	(4,209)
SCX	10/2019		SEK	159,355			16,496	308	0
	10/2019	$		4,583		JPY	487,200	0	(77)
	11/2019		RUB	90,229	$		1,374	0	(9)
SOG	03/2020		CNH	2,839,557			393,863	0	(2,278)
SSB	10/2019	$		2,865		AUD	4,166	0	(53)
	10/2019			20,745		JPY	2,234,400	0	(80)
TOR	10/2019			20,541		RUB	1,371,728	575	0
UAG	10/2019		EUR	3,784,883	$		4,187,292	61,957	0
	10/2019	$		879,711		EUR	803,440	0	(4,001)
	10/2019			1,155		GBP	933	0	(8)
	10/2019			3,183,025		JPY	335,865,759	0	(76,753)
	10/2019			135		MXN	2,623	0	(2)
	12/2019			4,547		CNY	32,479	3	0

Total Forward Foreign Currency Contracts								$268,282	$(311,622)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.945%	12/09/2019	84,000	$4,032	$4
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	12/09/2019	20,000	920	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.943	12/12/2019	60,200	2,890	4

							$7,842	$9

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date		Notional Amount (1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049		$72.000	11/06/2019		18,300	$1	$0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/01/2049		71.000	10/03/2019		493,300	19	0
SAL	Put - OTC Fannie Mae UMBS, TBA 3.000% due 10/01/2049		70.000	10/03/2019		1,839,000	72	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 10/1/2049		72.000	10/03/2019		679,900	26	0

							$118	$0

Total Purchased Options							$7,960	$9

28	See Accompanying Notes

September 30, 2019

(Unaudited)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
BOA	Call - OTC USD versus MXN	MXN	20.350	10/10/2019	175,967	$(1,846)	$(79)
CBK	Call - OTC USD versus MXN		20.320	10/15/2019	257,033	(2,637)	(301)
GLM	Call - OTC USD versus MXN		20.240	10/09/2019	172,800	(1,697)	(94)
JPM	Put - OTC USD versus MXN		19.850	10/03/2019	316,000	(1,703)	(2,116)
MYI	Call - OTC USD versus MXN		19.850	10/03/2019	462,000	(4,343)	(766)
	Call - OTC USD versus MXN		19.920	10/07/2019	185,600	(1,541)	(351)
	Put - OTC USD versus MXN		19.830	10/09/2019	329,100	(2,063)	(2,382)
	Put - OTC USD versus MXN		19.870	10/15/2019	308,000	(2,372)	(2,944)

						$(18,202)	$(9,033)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	1,669,200	$(14,141)	$0
	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,009,500	(35,779)	(1)
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	471,900	(6,087)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(2)
DUB	Floor - OTC CPURNSA	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	0
	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	0
JPM	Cap - OTC CPURNSA	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	0
	Cap - OTC CPURNSA	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	0

						$(68,681)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750%	12/09/2019	369,200	$(4,033)	$(1)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/09/2019	88,200	(926)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.750	12/12/2019	264,700	(2,888)	0

							$(7,847)	$(1)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
GSC	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	$102.188	11/06/2019	250,000	$(732)	$(333)
JPM	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2048	102.188	11/06/2019	109,300	(320)	(145)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.594	11/06/2019	389,700	(1,264)	(1,361)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	101.602	11/06/2019	389,700	(1,248)	(1,347)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.133	11/06/2019	360,200	(1,126)	(531)
	Call - OTC Fannie Mae UMBS, TBA 3.000% due 11/01/2049	102.754	11/06/2019	500,000	(742)	(197)

					$(5,432)	$(3,914)

Total Written Options					$(100,162)	$(12,951)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value (5)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2019 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2024	0.915%	$54,700	$(556)	$781	$225	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2024	1.248	55,500	(1,454)	858	0	(596)
BPS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	47,700	(5,272)	5,375	103	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	1,800	(276)	283	7	0
	Petrobras Global Finance BV	1.000	Quarterly	09/20/2020	0.296	10,000	(2,119)	2,191	72	0
BRC	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	8,300	(1,478)	1,496	18	0
CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	1.306	9,600	(261)	160	0	(101)
	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	10,000	23	317	340	0
GST	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	85,000	261	2,630	2,891	0
	Ohio State General Obligation Bonds, Series 2007	1.000	Quarterly	09/20/2024	0.329	10,000	102	220	322	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	11,400	(1,214)	1,239	25	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	100	(16)	16	0	0
	Russia Government International Bond	1.000	Quarterly	06/20/2024	0.785	158,300	(2,533)	4,120	1,587	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	1.797	127,400	(5,478)	1,038	0	(4,440)
HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2020	0.442	319,400	848	94	942	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	2,400	(221)	226	5	0
	Petrobras Global Finance BV	1.000	Quarterly	03/20/2020	0.219	2,300	(420)	429	9	0
JPM	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	8,800	(993)	1,012	19	0
	Russia Government International Bond	1.000	Quarterly	12/20/2023	0.689	3,530	(92)	138	46	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	1.643	800	(40)	20	0	(20)
MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	06/20/2024	0.260	10,000	16	324	340	0
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2019	0.171	94,500	(8,746)	8,950	204	0

							$(29,919)	$31,917	$7,155	$(5,157)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$12,904	$(2,895)	$1,961	$0	$(934)
CBK	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	70,750	(131)	909	778	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	61,950	96	818	914	0
GST	CDX.MCDX-25 5-Year Index	1.000	Quarterly	12/20/2020	201,800	(373)	2,592	2,219	0
	CDX.MCDX-26 5-Year Index	1.000	Quarterly	06/20/2021	87,000	208	1,075	1,283	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	21,400	(798)	1,073	275	0
JPS	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	17,421	(662)	869	207	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	4,000	(183)	234	51	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,600	(315)	413	98	0
MEI	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	41,711	(2,122)	2,617	495	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	9,600	(498)	622	124	0

						$(7,673)	$13,183	$6,444	$(934)

Total Swap Agreements						$(37,592)	$45,100	$13,599	$(6,091)

30	See Accompanying Notes

September 30, 2019

(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (6)
BOA	$44	$4	$225	$273	$(603)	$(80)	$(596)	$(1,279)	$(1,006)	$1,180	$174
BPS	57,444	0	182	57,626	(46,705)	0	0	(46,705)	10,921	(10,076)	845
BRC	13	0	18	31	(948)	0	(934)	(1,882)	(1,851)	1,737	(114)
BSS	64,415	0	0	64,415	(315)	0	0	(315)	64,100	(61,700)	2,400
CBK	22,151	0	2,032	24,183	(10,413)	(304)	(101)	(10,818)	13,365	(14,549)	(1,184)
DUB	0	0	0	0	(4,136)	0	0	(4,136)	(4,136)	(3,204)	(7,340)
GLM	6,491	5	0	6,496	(1,309)	(94)	0	(1,403)	5,093	(5,079)	14
GSC	0	0	0	0	0	(333)	0	(333)	(333)	499	166
GST	0	0	8,602	8,602	0	0	(4,440)	(4,440)	4,162	(4,529)	(367)
HUS	13,827	0	956	14,783	(29,909)	0	0	(29,909)	(15,126)	14,891	(235)
JPM	33,603	0	65	33,668	(129,113)	(5,697)	(20)	(134,830)	(101,162)	102,382	1,220
JPS	0	0	356	356	0	0	0	0	356	(270)	86
MEI	0	0	619	619	0	0	0	0	619	(550)	69
MYC	0	0	544	544	0	0	0	0	544	(727)	(183)
MYI	7,445	0	0	7,445	(526)	(6,443)	0	(6,969)	476	2,492	2,968
NAB	6	0	0	6	(31)	0	0	(31)	(25)	0	(25)
RYL	0	0	0	0	(4,353)	0	0	(4,353)	(4,353)	2,344	(2,009)
SCX	308	0	0	308	(86)	0	0	(86)	222	0	222
SOG	0	0	0	0	(2,278)	0	0	(2,278)	(2,278)	2,124	(154)
SSB	0	0	0	0	(133)	0	0	(133)	(133)	0	(133)
TOR	575	0	0	575	0	0	0	0	575	(820)	(245)
UAG	61,960	0	0	61,960	(80,764)	0	0	(80,764)	(18,804)	24,724	5,920

Total Over the Counter	$268,282	$9	$13,599	$281,890	$(311,622)	$(12,951)	$(6,091)	$(330,664)

(q)

Securities with an aggregate market value of $163,716 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$301	$301
Futures	0	0	0	0	21,628	21,628
Swap Agreements	0	912	0	0	24,054	24,966

	$0	$912	$0	$0	$45,983	$46,895

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$268,282	$0	$268,282
Purchased Options	0	0	0	0	9	9
Swap Agreements	0	13,599	0	0	0	13,599

	$0	$13,599	$0	$268,282	$9	$281,890

	$0	$14,511	$0	$268,282	$45,992	$328,785

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3,730	$3,730
Futures	0	0	0	0	22,343	22,343
Swap Agreements	0	100	0	0	18,135	18,235

	$0	$100	$0	$0	$44,208	$44,308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$311,622	$0	$311,622
Written Options	0	0	0	9,033	3,918	12,951
Swap Agreements	0	6,091	0	0	0	6,091

	$0	$6,091	$0	$320,655	$3,918	$330,664

	$0	$6,191	$0	$320,655	$48,126	$374,972

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4,266)	$(4,266)
Written Options	0	0	0	0	18,294	18,294
Futures	0	0	0	0	1,134,615	1,134,615
Swap Agreements	0	44,366	0	0	503,593	547,959

	$0	$44,366	$0	$0	$1,652,236	$1,696,602

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$368,894	$0	$368,894
Purchased Options	0	0	0	0	(725)	(725)
Written Options	0	376	0	39,370	253	39,999
Swap Agreements	0	6,511	0	0	0	6,511

	$0	$6,887	$0	$408,264	$(472)	$414,679

	$0	$51,253	$0	$408,264	$1,651,764	$2,111,281

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(506)	$(506)
Written Options	0	0	0	0	(4,698)	(4,698)
Futures	0	0	0	0	(27,883)	(27,883)
Swap Agreements	0	(26,035)	0	0	(406,245)	(432,280)

	$0	$(26,035)	$0	$0	$(439,332)	$(465,367)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(162,337)	$0	$(162,337)
Purchased Options	0	0	0	0	(1,774)	(1,774)
Written Options	0	(371)	0	9,199	2,711	11,539
Swap Agreements	0	6,070	0	0	0	6,070

	$0	$5,699	$0	$(153,138)	$937	$(146,502)

	$0	$(20,336)	$0	$(153,138)	$(438,395)	$(611,869)

32	See Accompanying Notes

September 30, 2019

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2019 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$100,892	$904,705	$1,005,597
Corporate Bonds & Notes
Banking & Finance	22,963	17,521,092	48,738	17,592,793
Industrials	0	6,624,907	0	6,624,907
Specialty Finance	0	361,052	0	361,052
Utilities	0	1,935,464	0	1,935,464
Municipal Bonds & Notes
California	0	22,723	0	22,723
Connecticut	0	206	0	206
Georgia	0	72,133	0	72,133
Illinois	0	27,647	0	27,647
Iowa	0	21,228	0	21,228
Massachusetts	0	10,859	0	10,859
Michigan	0	253	0	253
Ohio	0	4,256	0	4,256
Pennsylvania	0	9,783	0	9,783
Rhode Island	0	213	0	213
West Virginia	0	129,827	0	129,827
U.S. Government Agencies	0	37,628,390	0	37,628,390
U.S. Treasury Obligations	0	9,848,633	0	9,848,633
Non-Agency Mortgage-Backed Securities	0	7,874,325	59,605	7,933,930
Asset-Backed Securities	0	6,138,214	82,452	6,220,666
Sovereign Issues	0	3,875,532	0	3,875,532
Common Stocks
Consumer Discretionary	17	0	0	17
Preferred Securities
Banking & Finance	0	4,210	0	4,210
Short-Term Instruments
Certificates of Deposit	0	141,886	0	141,886

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2019
Argentina Treasury Bills	$0	$2,923	$0	$2,923
U.S. Treasury Bills	0	4,666	0	4,666
	$22,980	$92,361,314	$1,095,500	$93,479,794

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$5,626,832	$0	$0	$5,626,832
Total Investments	$5,649,812	$92,361,314	$1,095,500	$99,106,626

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(9,139,713)	$0	$(9,139,713)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	21,628	25,267	0	46,895
Over the counter	0	281,890	0	281,890
	$21,628	$307,157	$0	$328,785

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26,073)	(18,235)	0	(44,308)
Over the counter	0	(330,664)	0	(330,664)
	$(26,073)	$(348,899)	$0	$(374,972)
Total Financial Derivative Instruments	$(4,445)	$(41,742)	$0	$(46,187)

Totals	$5,645,367	$83,179,859	$1,095,500	$89,920,726

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2019:

Category and Subcategory	Beginning Balance at 03/31/2019	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2019 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$865,861	$59,800	$(8,344)	$450	$(352)	$(9,321)	$0	$(3,389)	$904,705	$(9,762)
Corporate Bonds & Notes
Banking & Finance	20,775	31,780	(5,350)	0	0	1,533	0	0	48,738	1,533
Industrials	39,688	0	(946)	46	(8)	(224)	0	(38,556)	0	0
Non-Agency Mortgage-Backed Securities	7,471	51,300	0	(2)	0	838	0	(2)	59,605	861
Asset-Backed Securities	82,216	0	(711)	0	(28)	1,110	0	(135)	82,452	1,127
Preferred Securities
Banking & Finance	1	0	0	0	0	(1)	0	0	0	(1)

Totals	$1,016,012	$142,880	$(15,351)	$494	$(388)	$(6,065)	$0	$(42,082)	$1,095,500	$(6,242)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$200,328	Discounted Cash Flow	Discount Rate	3.400
	428,721	Other Valuation Techniques(2)	—	—
	134,789	Proxy Pricing	Base Price	99.920 - 101.080
	140,867	Third Party Vendor	Broker Quote	99.750 - 99.930
Corporate Bonds & Notes
Banking & Finance	9,631	Other Valuation Techniques(2)	—	—
	22,979	Proxy Pricing	Base Price	100.000
	16,128	Reference Instrument	Option Adjusted Spread	603.426 bps
Non-Agency Mortgage-Backed Securities	59,605	Proxy Pricing	Base Price	100.160 - 1,566.150
Asset-Backed Securities	82,452	Proxy Pricing	Base Price	107.300

Total	$1,095,500

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FAR	Wells Fargo Bank National Association	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	NXN	Natixis New York
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSS	Banco Santander S.A.	JML	JP Morgan Securities Plc	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
CIB	Canadian Imperial Bank of Commerce	JPS	JP Morgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CSN	Credit Suisse AG (New York)	MEI	Merrill Lynch International	TOR	Toronto Dominion Bank
DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	IDR	Indonesian Rupiah	RUB	Russian Ruble
AUD	Australian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR01M	1 Month USD-LIBOR
ARLLMONP	Argentina Blended Policy Rate	CMBX	Commercial Mortgage-Backed Index	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	COF 11	Cost of Funds - 11th District of San Francisco	PRIME	Daily US Prime Rate
BBSW3M	3 Month Bank Bill Swap Rate	CPURNSA	Consumer Price All Urban Non- Seasonally Adjusted Index	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate
CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	CR	Custodial Receipts	NPFGC	National Public Finance Guarantee Corp.

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBA	To-Be-Announced
BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
BTP	Buoni del Tesoro Poliennali	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	UMBS	Uniform Mortgage-Backed Security
CLO	Collateralized Loan Obligation

34	See Accompanying Notes

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: November 26, 2019

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: November 26, 2019